As filed with the Securities and Exchange Commission on January 4, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Erin D. Nelson, Esq. 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2019 – October 31, 2020

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2020.

We believe it is important to understand market conditions over the last fiscal year of the Funds to provide a context for reading this report. As the period began markets were exhibiting strength as the economy was reflecting the lowest unemployment rates in more than a half-century. In addition, wage growth was rising, inflation was benign, consumer spending was strong and the U.S. Federal Reserve (“Fed”) had just concluded a series of three rate cuts, taking the Fed Funds rate down to a lower bound of 1.50%. For these reasons, among others, many investors looked ahead to the year of 2020 with a sense of optimism.

By February of 2020, markets were digesting headlines about a rapidly spreading respiratory virus in China, and fears of its global transmission began to rattle markets. While equity markets peaked at record highs toward the end of the February, it soon became clear that COVID-19 cases were expanding internationally and there would be dramatically negative economic impacts. A nationwide lockdown quickly went into effect by the middle of March, and while the Fed slashed short term rates to zero, this could not prevent widespread selling across the stock and credit markets resulting in the fastest 35% decline in the history of the S&P 500® Index by the final week of March. International markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year bond yield dropped to an all-time low of 0.54%.

Throughout the spring of 2020, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June 2020, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-virus high by the end of August. International markets also recovered as their economies opened more and global central banks such as the European Central Bank (“ECB”) also applied high degrees of monetary stimulus, however, they were unable to recover to pre-pandemic levels.

While stocks reached new record highs by Labor Day, volatility returned to the markets during September and October as COVID-19 case levels increased exponentially to daily numbers well in excess of earlier in the year. Election uncertainties and the inability of Congress to pass follow-up legislation on fiscal stimulus and economic relief to the soon expiring CARES Act also created investor angst. By the Funds’ fiscal year, stocks were off their highs but still displaying historic improvement from the March lows, as investors began to focus on the prospects of a continuing economic recovery in 2021 and anxiously awaited news on a COVID-19 vaccine. International equity markets, which had recovered materially in the second quarter, remained relatively range bound since summer and continued to remain below pre-pandemic levels.

For the 12-month period ended October 31, 2020, the S&P 500® Index returned 9.71% while the MSCI EAFE Index, representing international developed market equities, returned -6.46%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 6.19%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results.

Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2020, and held for the entire six-month period until October 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,083.10	$2.41	$1,022.80	$2.34	0.46%
Class C	1,000.00	1,078.10	6.43	1,019.00	6.24	1.23
Class I	1,000.00	1,084.50	1.15	1,024.00	1.12	0.22
Class R	1,000.00	1,081.40	3.61	1,021.70	3.51	0.69

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,168.80	2.78	1,022.60	2.59	0.51
Class C	1,000.00	1,164.40	6.91	1,018.80	6.44	1.27
Class I	1,000.00	1,171.00	1.20	1,024.00	1.12	0.22
Class R	1,000.00	1,167.50	3.92	1,021.50	3.66	0.72

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,130.50	2.57	1,022.70	2.44	0.48
Class C	1,000.00	1,127.20	6.63	1,018.90	6.29	1.24
Class I	1,000.00	1,132.60	1.13	1,024.10	1.07	0.21
Class R	1,000.00	1,129.80	3.91	1,021.50	3.71	0.73

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,102.80	2.59	1,022.70	2.49	0.49
Class C	1,000.00	1,098.20	6.59	1,018.90	6.34	1.25
Class I	1,000.00	1,104.90	1.22	1,024.00	1.17	0.23
Class R	1,000.00	1,101.30	3.75	1,021.60	3.61	0.71

Transamerica Asset Allocation Intermediate Horizon
Class R	1,000.00	1,105.90	3.18	1,022.10	3.05	0.60
Class R4	1,000.00	1,107.30	1.85	1,023.40	1.78	0.35

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation Long Horizon
Class R	$1,000.00	$1,158.60	$3.26	$1,022.10	$3.05	0.60%
Class R4	1,000.00	1,159.80	1.90	1,023.40	1.78	0.35

Transamerica Asset Allocation Short Horizon
Class R	1,000.00	1,049.70	3.09	1,022.10	3.05	0.60
Class R4	1,000.00	1,051.00	1.80	1,023.40	1.78	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

September saw a pullback in risk assets driven by disappointment on the lack of agreement on a further U.S. fiscal stimulus package, as well as a resurgence in COVID-19 cases in parts of the U.S. and Europe. Economic activity continued to recover in the U.S. and China, however, the speed of recovery moderated in Europe and Latin America. The U.S. Federal Reserve (“Fed”) kept its policy rate near zero and signaled it intends to keep rates there until inflation moderately exceeds its 2% target for some time. The European Central Bank (“ECB”) also kept policy rates on hold and committed to maintaining an accommodative stance. Stocks continued to sell off in October as markets grappled with the continued rise of COVID-19 cases and concerns around the U.S. Presidential and congressional elections.

Over September and October, U.S. and international developed equities had negative performance, though emerging market equities saw modest positive performance. Emerging market equities outperformance was led by strong equity performance in China during October and was helped by relatively better economic data and more controlled COVID-19 cases in East Asia. U.S. aggregate fixed income was also moderately negative during this period, as rates rose in October. Oil and master limited partnerships (“MLPs”) had significantly negative performance, in part due to demand side concerns as a result of COVID-19 and uncertainty around the U.S. elections.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

From the beginning of the reporting period (November 1, 2019) through the pre-COVID peak on February 19, 2020, U.S. equities were enjoying gains, with the S&P 500® Index up 12.18%. Large-cap technology and communication-services stocks were leading the way. From a regional standpoint, the U.S. market was beating most foreign markets.

In February 2020, the COVID-19 pandemic hit global markets with full force. From February 20 to March 23, 2020, the S&P 500® plummeted almost 33.79%. Smaller companies fell harder, as reflected by the -40.66% return for the Russell 2000® Index. Economically sensitive stocks – banks, industrials, and travel-related industries, for example – were punished by investors given the near stoppage of the world economy. Technology-related stocks held up better, as many of them benefited from the work-from-home environment. Global markets began rebounding in late March and continued to rise through August 28 (when Morningstar Investment Management’s tenure as the Fund’s subadviser ended). In the rebound, technology and communication-services stocks outperformed more economically sensitive stocks. As a result, growth stocks in general outperformed value. Also, because many big tech companies are U.S. based this helped U.S. markets outperform most foreign markets.

Although U.S. Treasury bonds gained as investors sought safety amid the COVID-19 downturn, bonds with any amount of credit risk fell. Investment-grade corporate bonds lost 12.28% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index) amid the February 20-March 23, 2020 stock-market plunge, while the Bloomberg Barclays U.S. Corporate High Yield Index returned -20.76%. The Bloomberg Barclays US Aggregate Bond Index – a broader bond market index with a big government component – was slightly negative during the drawdown with a -0.94% return.

For the full period from November 1, 2019 through the end of Morningstar Investment Management’s stewardship on August 28, 2020, the S&P 500® Index posted a 17.40% return, thanks in part to the large-cap growth stocks at the top of the index. The Russell 1000® Growth Index was up 39.52% while the Russell 1000® Value Index, by contrast, suffered a -3.17% return. The MSCI EAFE Index was flat with a -0.37% return, while the MSCI Emerging Markets Index was up 9.76%. The Barclays U.S. Aggregate Bond Index was up 6.47% for the overall period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned 6.32%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, returned 6.19% and 6.32%, respectively. Prior to August 28, 2020, the Fund’s secondary benchmark was the Wilshire 5000 Total Market IndexSM, which returned 11.01% for the 12-month period ended October 31, 2020.

STRATEGY REVIEW

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

The Fund is a multi-asset fund-of-funds that seeks current income and preservation of capital through its strategic allocation to both equity and fixed income asset classes. Goldman Sachs Asset Management, L.P. (“GSAM”) became sub-adviser of the Fund on

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

August 28, 2020, and as part of the transition there were a number of allocation changes in September toward a new target asset allocation. The portfolio managers continue to maintain out of benchmark exposures, like small cap and emerging markets equity and emerging markets debt, to seek enhanced diversification and risk-adjusted returns.

Since GSAM became sub-adviser, the Fund has outperformed the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, its secondary benchmark (consisting of 65% Bloomberg Barclays US Aggregate Bond Index, 35% MSCI World Index) though it has had negative absolute performance primarily due to the broad pullback in global equities over this same time period. The Fund underperformed its primary benchmark, the Bloomberg Barclays US Aggregate Bond Index as equities generally underperformed fixed income securities during the period.

While the Fund experienced negative absolute returns from September to October 2020, security selection within underlying Transamerica-affiliated equity funds contributed to performance. The underlying Transamerica Capital Growth fund was a key contributor to performance during this period.

Strategic asset allocation differences from the secondary benchmark were modestly positive. Off-benchmark allocations to emerging markets equities contributed to performance while allocations to emerging markets debt and inflation-protected fixed income detracted from performance versus the secondary benchmark. While still negative, small cap equity allocations across U.S. and international markets fared better during this period than broad large and mid-cap developed global equities in the secondary benchmark.

During the period from 8/28/20 to 10/31/20, the Fund utilized derivatives. These positions detracted from performance.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

An overweight to foreign markets relative to our neutral stance – due to what management considered a stretched U.S. equity market – worked against the Fund, as U.S. stocks powered higher than foreign markets early in the period, performed about the same as foreign markets in the downturn, and then gained more in the rebound. Meanwhile the portfolio’s value-oriented underlying funds posted negative returns for the period, as did a small holding in Transamerica MLP & Energy Income. On the fixed-income side, only one of the underlying bond funds was able to beat the strong gain in the Bloomberg Barclays US Aggregate Bond Index. Most of the other bond funds typically have more credit risk than the government-heavy index, which was a disadvantage for the period.

The portfolio’s underlying growth funds were strong performers. Of particular note was Transamerica Capital Growth, which outperformed on the strength of its bevy of technology and communication-services stocks. A healthy complement of emerging markets within the foreign equity sleeve was also a positive contributor.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	56.4%
U.S. Equity Funds	22.4
International Equity Funds	12.5
International Fixed Income Funds	6.0
U.S. Alternative Fund	1.1
U.S. Mixed Allocation Fund	1.0
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.44%	3.91%	4.37%	03/01/2002
Class A (NAV)	6.32%	5.09%	4.96%	03/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%
Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark (A)(B)(C)	6.32%	6.14%	6.18%
Class C (POP)	4.37%	4.29%	4.21%	11/11/2002
Class C (NAV)	5.37%	4.29%	4.21%	11/11/2002
Class I (NAV)	6.48%	5.32%	5.23%	11/30/2009
Class R (NAV)	5.90%	4.70%	4.62%	06/15/2006

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index and 35% MSCI World Index.

(C) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Prior to August 28, 2020, the fund had a different sub-adviser, different benchmarks and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 99.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	1,340	$ 3,797

International Equity Funds - 12.5%
Transamerica Emerging Markets Opportunities (B) (C)	1,464,389	14,497,453
Transamerica International Equity (C)	1,771,521	28,291,194
Transamerica International Growth (C)	3,317,462	25,809,852
Transamerica International Small Cap Value (C)	309,097	3,696,800
Transamerica International Stock (C)	1,624,084	14,048,329

		86,343,628

International Fixed Income Funds - 6.0%
Transamerica Emerging Markets Debt (C)	2,087,261	21,728,390
Transamerica Inflation Opportunities (C)	1,792,303	19,500,257

		41,228,647

U.S. Alternative Fund - 1.1%
Transamerica Event Driven (C)	647,873	7,385,753

U.S. Equity Funds - 22.4%
Transamerica Capital Growth (C)	1,521,761	31,470,009
Transamerica Dividend Focused (C)	4,835,567	33,171,988
Transamerica Large Cap Value (C)	3,546,908	32,489,680
Transamerica Mid Cap Growth (C)	342,932	4,180,343
Transamerica Mid Cap Value (C)	351,747	3,728,521
Transamerica Mid Cap Value Opportunities (C)	217,552	2,201,627

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (C)	498,692	$ 3,500,816
Transamerica Small Cap Value (C)	449,127	3,696,314
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E)	1,529	1,073
Transamerica US Growth (C)	1,515,862	40,443,188

		154,883,559

U.S. Fixed Income Funds - 56.4%
Transamerica Bond (C)	6,241,730	59,858,192
Transamerica Core Bond (C)	5,354,380	56,702,888
Transamerica High Yield Bond (C)	803,619	6,943,270
Transamerica Intermediate Bond (C)	5,920,530	64,237,751
Transamerica Short-Term Bond (C)	1,828,144	18,519,096
Transamerica Total Return (C)	16,666,337	183,329,712

		389,590,909

U.S. Mixed Allocation Fund - 1.0%
Transamerica MLP & Energy Income (C)	1,529,930	7,221,272

Total Investment Companies (Cost $635,899,174)		686,657,565

Total Investments (Cost $635,899,174)		686,657,565
Net Other Assets (Liabilities) - 0.6%		3,971,716

Net Assets - 100.0%		$ 690,629,281

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	73	12/18/2020	$12,427,529	$11,916,155	$—	$(511,374)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$686,652,695	$—	$—	$686,652,695

Total	$686,652,695	$—	$—	$686,652,695

Investment Companies Measured at Net Asset Value (D)				4,870

Total Investments				$686,657,565

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(511,374)	$—	$—	$(511,374)

Total Other Financial Instruments	$(511,374)	$—	$—	$(511,374)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2020	Shares as of October 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$15,326,725	$47,605,144	$(2,683,485)	$(34,305)	$(355,887)	$59,858,192	6,241,730	$550,884	$—
Transamerica Capital Growth	22,292,697	7,120,634	(13,492,173)	4,981,119	10,567,732	31,470,009	1,521,761	—	4,453,020
Transamerica Core Bond	101,392,071	7,965,950	(55,873,631)	1,478,949	1,739,549	56,702,888	5,354,380	2,593,802	—
Transamerica Dividend Focused	30,261,321	15,081,438	(3,731,042)	(753,078)	(7,686,651)	33,171,988	4,835,567	906,361	3,168,490
Transamerica Emerging Markets Debt	26,082,827	785,414	(4,551,566)	(367,410)	(220,875)	21,728,390	2,087,261	689,130	—
Transamerica Emerging Markets Equity	31,369,139	1,682,219	(34,150,759)	(877,361)	1,976,762	—	—	846,700	—
Transamerica Emerging Markets Opportunities	—	16,438,970	(2,176,778)	(108,444)	343,705	14,497,453	1,464,389	—	—
Transamerica Event Driven	11,030,342	86,391	(4,650,340)	449,621	469,739	7,385,753	647,873	46,088	—
Transamerica Floating Rate	8,302,690	32,752	(8,327,528)	(290,760)	282,846	—	—	44,285	—
Transamerica Global Allocation Liquidating Trust	5,067	—	—	—	(1,270)	3,797	1,340	—	—
Transamerica Global Multifactor Macro	7,398,044	166,658	(7,599,534)	(538,220)	573,052	—	—	166,158	—
Transamerica High Yield Bond	—	7,054,887	—	—	(111,617)	6,943,270	803,619	54,887	—
Transamerica Inflation Opportunities	31,556,645	397,719	(13,830,744)	706,308	670,329	19,500,257	1,792,303	283,065	—
Transamerica Intermediate Bond	70,173,524	5,250,555	(13,215,422)	218,691	1,810,403	64,237,751	5,920,530	1,527,529	—
Transamerica International Equity	34,004,936	2,656,802	(5,227,254)	(585,402)	(2,557,888)	28,291,194	1,771,521	969,351	—
Transamerica International Growth	25,394,176	1,820,731	(2,639,380)	(388,426)	1,622,751	25,809,852	3,317,462	496,842	—
Transamerica International Small Cap Value	7,795,191	578,617	(4,527,065)	237,809	(387,752)	3,696,800	309,097	181,609	—
Transamerica International Stock	12,077,821	3,355,566	(125,809)	(6,324)	(1,252,925)	14,048,329	1,624,084	16,352	—
Transamerica Large Cap Value	22,382,231	20,971,771	(7,431,055)	(460,457)	(2,972,810)	32,489,680	3,546,908	523,931	606,101
Transamerica Managed Futures Strategy	16,061,485	606,407	(16,120,169)	(5,081,000)	4,533,277	—	—	605,261	—
Transamerica Mid Cap Growth	458,884	6,987,863	(5,082,768)	956,968	859,396	4,180,343	342,932	—	7,896
Transamerica Mid Cap Value	5,310,874	944,021	(1,652,340)	(66,932)	(807,102)	3,728,521	351,747	58,303	421,622
Transamerica Mid Cap Value Opportunities	2,477,565	310,515	(306,594)	(20,006)	(259,853)	2,201,627	217,552	27,683	70,254
Transamerica MLP & Energy Income	14,696,294	1,853,483	(6,554,580)	(2,110,463)	(663,462)	7,221,272	1,529,930	60,126	—
Transamerica Short-Term Bond	57,274,341	9,844,247	(48,550,492)	1,438,135	(1,487,135)	18,519,096	1,828,144	1,292,567	—
Transamerica Small Cap Core	2,357,703	214,708	(2,282,789)	(323,490)	33,868	—	—	25,231	—
Transamerica Small Cap Growth	1,551,707	2,885,694	(1,629,428)	210,034	482,809	3,500,816	498,692	—	101,477
Transamerica Small Cap Value	2,364,132	2,912,778	(1,719,694)	(89,693)	228,791	3,696,314	449,127	44,339	54,054
Transamerica Small Company Growth Liquidating Trust	951	—	—	—	122	1,073	1,529	—	—
Transamerica Total Return	160,804,328	47,007,545	(29,507,189)	458,088	4,566,940	183,329,712	16,666,337	4,014,701	—
Transamerica US Growth	34,202,937	16,970,411	(17,626,723)	3,122,985	3,773,578	40,443,188	1,515,862	115,970	2,591,774

Total	$754,406,648	$229,589,890	$(315,266,331)	$2,156,936	$15,770,422	$686,657,565	64,641,677	$16,141,155	$11,474,688

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$13,784	$3,797	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	1,073	0.0	(A)

Total			$29,075	$4,870	0.0	%(A)

(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

September saw a pullback in risk assets driven by disappointment on the lack of agreement on a further U.S. fiscal stimulus package, as well as a resurgence in COVID-19 cases in parts of the U.S. and Europe. Economic activity continued to recover in the U.S. and China, however, the speed of recovery moderated in Europe and Latin America. The U.S. Federal Reserve (“Fed”) kept its policy rate near zero and signaled it intends to keep rates there until inflation moderately exceeds its 2% target for some time. The European Central Bank (“ECB”) also kept policy rates on hold and committed to maintaining an accommodative stance. Stocks continued to sell off in October as markets grappled with the continued rise of COVID-19 cases and concerns around the U.S. Presidential and congressional elections.

Over September and October, U.S. and international developed equities had negative performance, though emerging market equities saw modest positive performance. Emerging market equities outperformance was led by strong equity performance in China during October and was helped by relatively better economic data and more controlled COVID-19 cases in East Asia. U.S. aggregate fixed income was also moderately negative during this period, as rates rose in October. Oil and master limited partnerships (“MLPs”) had significantly negative performance, in part due to demand side concerns as a result of COVID-19 and uncertainty around the U.S. elections.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

From the beginning of the reporting period (November 1, 2019) through the pre-COVID peak on February 19, 2020, U.S. equities were enjoying gains, with the S&P 500® Index up 12.18%. Large-cap technology and communication-services stocks were leading the way. From a regional standpoint, the U.S. market was beating most foreign markets.

In February 2020, the COVID-19 pandemic hit global markets with full force. From February 20 to March 23, the S&P 500® plummeted almost 33.79%. Smaller companies fell harder, as reflected by the -40.66% return for the Russell 2000® Index. Economically sensitive stocks – banks, industrials, and travel-related industries, for example – were punished by investors given the near stoppage of the world economy. Technology-related stocks held up better, as many of them benefited from the work-from-home environment. Global markets began rebounding in late March and continued to rise through August 28 (when Morningstar Investment Management’s tenure as the Fund’s subadviser ended). In the rebound, technology and communication-services stocks outperformed more economically sensitive stocks. As a result, growth stocks in general outperformed value. Also, because many big tech companies are U.S. based this helped U.S. markets outperform most foreign markets.

Although U.S. Treasury bonds gained as investors sought safety amid the COVID-19 downturn, bonds with any amount of credit risk fell. Investment-grade corporate bonds lost 12.28% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index) amid the February 20-March 23, 2020 stock-market plunge, while the Bloomberg Barclays U.S. Corporate High Yield Index returned -20.76%. The Bloomberg Barclays US Aggregate Bond Index – a broader bond market index with a big government component – was slightly negative during the drawdown with a -0.94% return.

For the full period from November 1, 2019 through the end of Morningstar Investment Management’s stewardship on August 28, 2020, the S&P 500® Index posted a 17.40% return, thanks in part to the large-cap growth stocks at the top of the index. The Russell 1000® Growth Index was up 39.52% while the Russell 1000® Value Index, by contrast, suffered a -3.17% return. The MSCI EAFE Index was flat with a -0.37% return, while the MSCI Emerging Markets Index was up 9.76%. The Barclays U.S. Aggregate Bond Index was up 6.47% for the overall period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation – Growth Portfolio (Class A) returned 5.01%, excluding any sales charges. By comparison, its benchmark, the MSCI World Index, returned 4.36%. Effective August 28, 2020, the MSCI World Index became the fund’s primary benchmark to make more meaningful comparisons of the fund’s performance relative to the investment strategies it employs. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM which returned 11.01% for the 12-month period ended October 31, 2020.

STRATEGY REVIEW

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

The Fund is a fund-of-funds that seeks long-term capital appreciation through its strategic allocation to diversified equity asset classes. Goldman Sachs Asset Management, L.P. (“GSAM”) became sub-adviser of the Fund on August 28, 2020, and as part of the transition

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

there were a number of allocation changes in September toward a new target asset allocation. The portfolio managers continue to maintain out of benchmark exposures like small cap and emerging markets equity to seek enhanced diversification and risk-adjusted returns.

Since GSAM became sub-adviser, the Fund has outperformed its benchmark MSCI World Index, though it has had negative absolute performance due primarily to the broad pullback in global equities over this time period. While the fund experienced negative absolute returns over September to October 2020, security selection within underlying Transamerica-affiliated equity funds contributed to performance. The underlying Transamerica Capital Growth fund was a key contributor to performance.

Strategic asset allocation differences from the benchmark were also overall positive. Off-benchmark allocations to emerging markets equities contributed positively to fund performance. While still negative, small cap equity allocations across U.S. and international markets additionally helped relative performance as they fared better during this period than broad large and mid-cap developed global equities in the benchmark.

During the period from 8/28/20 to 10/31/20, the Fund utilized derivatives. These positions detracted from performance.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

An overweight to foreign markets relative to our neutral stance – due to what management considered a stretched U.S. equity market – worked against the Fund, as U.S. stocks powered higher than foreign markets early in the period, performed about the same as foreign markets in the downturn, and then gained more in the rebound. Meanwhile the portfolio’s value-oriented underlying funds posted negative returns for the period, as did a holding in Transamerica MLP & Energy Income.

The portfolio’s underlying growth funds were strong performers. Of particular note was Transamerica Capital Growth, which outperformed on the strength of its bevy of technology and communication-services stocks. A healthy complement of emerging markets within the foreign equity sleeve was also a positive contributor.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.3%
International Equity Funds	33.4
U.S. Mixed Allocation Fund	3.5
U.S. Alternative Fund	1.5
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.79)%	5.35%	7.24%	03/01/2002
Class A (NAV)	5.01%	6.56%	7.85%	03/01/2002
MSCI World Index (A)	4.36%	8.13%	8.64%
Class C (POP)	3.17%	5.75%	7.08%	11/11/2002
Class C (NAV)	4.13%	5.75%	7.08%	11/11/2002
Class I (NAV)	5.31%	6.83%	8.18%	11/30/2009
Class R (NAV)	4.72%	6.26%	7.57%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Prior to August 28, 2020, the fund had a different sub-adviser, different benchmarks and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 99.7%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	874	$ 2,478

International Equity Funds - 33.4%
Transamerica Emerging Markets Opportunities (B) (C)	6,507,945	64,428,660
Transamerica International Equity (C)	7,776,204	124,185,973
Transamerica International Growth (C)	13,039,258	101,445,426
Transamerica International Small Cap Value (C)	1,653,438	19,775,119
Transamerica International Stock (C)	2,300,832	19,902,200

		329,737,378

U.S. Alternative Fund - 1.5%
Transamerica Event Driven (C)	1,259,787	14,361,571

U.S. Equity Funds - 61.3%
Transamerica Capital Growth (C)	5,566,137	115,107,712
Transamerica Dividend Focused (C)	18,247,932	125,180,812
Transamerica Large Cap Value (C)	14,298,177	130,971,301
Transamerica Mid Cap Growth (C)	677,401	8,257,522

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (C)	2,754,470	$ 29,197,387
Transamerica Mid Cap Value Opportunities (C)	994,560	10,064,951
Transamerica Small Cap Growth (C)	1,066,115	7,484,126
Transamerica Small Cap Value (C)	926,657	7,626,387
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E)	5,111	3,587
Transamerica US Growth (C)	6,423,319	171,374,146

		605,267,931

U.S. Mixed Allocation Fund - 3.5%
Transamerica MLP & Energy Income (C)	7,424,610	35,044,161

Total Investment Companies (Cost $910,040,811)		984,413,519

Total Investments (Cost $910,040,811)		984,413,519
Net Other Assets (Liabilities) - 0.3%		2,623,036

Net Assets - 100.0%		$ 987,036,555

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	96	12/18/2020	$16,273,616	$15,670,560	$—	$(603,056)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$984,407,454	$—	$—	$984,407,454

Total	$984,407,454	$—	$—	$984,407,454

Investment Companies Measured at Net Asset Value (E)				6,065

Total Investments				$984,413,519

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(603,056)	$—	$—	$(603,056)

Total Other Financial Instruments	$(603,056)	$—	$—	$(603,056)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2020	Shares as of October 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Capital Growth	$95,871,975	$22,775,481	$(60,641,014)	$9,739,665	$47,361,605	$115,107,712	5,566,137	$—	$19,068,806
Transamerica Dividend Focused	130,221,023	53,189,531	(19,438,096)	(3,761,064)	(35,030,582)	125,180,812	18,247,932	3,704,137	13,581,362
Transamerica Emerging Markets Equity	136,359,256	3,606,128	(143,360,453)	(1,451,508)	4,846,577	—	—	3,606,129	—
Transamerica Emerging Markets Opportunities	—	66,509,783	(1,688,211)	(65,530)	(327,382)	64,428,660	6,507,945	—	—
Transamerica Event Driven	21,758,434	90,128	(9,263,316)	936,265	840,060	14,361,571	1,259,787	90,128	—
Transamerica Global Allocation Liquidating Trust	3,306	—	—	—	(828)	2,478	874	—	—
Transamerica Global Multifactor Macro	16,457,255	366,368	(16,901,121)	(253,606)	331,104	—	—	366,368	—
Transamerica Global Real Estate Securities	3,933,552	382,674	(3,637,011)	1,127,864	(1,807,079)	—	—	143,912	127,872
Transamerica International Equity	155,803,003	8,763,075	(22,887,010)	(3,992,788)	(13,500,307)	124,185,973	7,776,204	4,426,586	—
Transamerica International Growth	109,937,917	5,276,719	(16,206,320)	(2,924,460)	5,361,570	101,445,426	13,039,258	2,135,239	—
Transamerica International Small Cap Value	40,311,478	2,079,813	(20,815,277)	188,228	(1,989,123)	19,775,119	1,653,438	935,614	—
Transamerica International Stock	3,445,875	18,502,108	(152,512)	(11,690)	(1,881,581)	19,902,200	2,300,832	13,042	—
Transamerica Large Cap Value	97,149,539	69,095,910	(17,414,427)	(1,834,626)	(16,025,095)	130,971,301	14,298,177	2,106,474	2,619,810
Transamerica Managed Futures Strategy	24,078,521	899,287	(24,160,621)	(6,292,077)	5,474,890	—	—	899,287	—
Transamerica Mid Cap Growth	632,486	10,875,217	(5,696,304)	1,103,100	1,343,023	8,257,522	677,401	—	10,884
Transamerica Mid Cap Value	43,749,074	5,179,991	(10,978,518)	(665,175)	(8,087,985)	29,197,387	2,754,470	478,369	3,459,363
Transamerica Mid Cap Value Opportunities	18,141,343	1,233,779	(6,698,229)	(45,082)	(2,566,860)	10,064,951	994,560	201,905	512,366
Transamerica MLP & Energy Income	57,733,616	4,462,028	(14,314,258)	(3,465,551)	(9,371,674)	35,044,161	7,424,610	165,290	—
Transamerica Small Cap Core	2,042,175	76,883	(1,805,883)	(347,552)	34,377	—	—	21,392	—
Transamerica Small Cap Growth	12,306,612	2,720,352	(7,935,350)	263,000	129,512	7,484,126	1,066,115	—	801,119
Transamerica Small Cap Value	22,099,825	1,521,919	(11,751,739)	(1,928,881)	(2,314,737)	7,626,387	926,657	412,863	503,319
Transamerica Small Company Growth Liquidating Trust	3,180	—	—	—	407	3,587	5,111	—	—
Transamerica US Growth	147,721,996	62,274,900	(59,570,557)	5,662,797	15,285,010	171,374,146	6,423,319	498,998	11,151,914

Total	$1,139,761,441	$339,882,074	$(475,316,227)	$(8,018,671)	$(11,895,098)	$984,413,519	90,922,827	$20,205,733	$51,836,815

(D)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$8,994	$2,478	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	3,587	0.0	(A)

Total			$60,105	$6,065	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

September saw a pullback in risk assets driven by disappointment on the lack of agreement on a further U.S. fiscal stimulus package, as well as a resurgence in COVID-19 cases in parts of the U.S. and Europe. Economic activity continued to recover in the U.S. and China, however, the speed of recovery moderated in Europe and Latin America. The U.S. Federal Reserve (“Fed”) kept its policy rate near zero and signaled it intends to keep rates there until inflation moderately exceeds its 2% target for some time. The European Central Bank (“ECB”) also kept policy rates on hold and committed to maintaining an accommodative stance. Stocks continued to sell off in October as markets grappled with the continued rise of COVID-19 cases and concerns around the U.S. Presidential and congressional elections.

Over September and October, U.S. and international developed equities had negative performance, though emerging market equities saw modest positive performance. Emerging market equities outperformance was led by strong equity performance in China during October and was helped by relatively better economic data and more controlled COVID-19 cases in East Asia. U.S. aggregate fixed income was also moderately negative during this period, as rates rose in October. Oil and master limited partnerships (“MLPs”) had significantly negative performance, in part due to demand side concerns as a result of COVID-19 and uncertainty around the U.S. elections.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

From the beginning of the reporting period (November 1, 2019) through the pre-COVID peak on February 19, 2020, U.S. equities were enjoying gains, with the S&P 500® Index up 12.18%. Large-cap technology and communication-services stocks were leading the way. From a regional standpoint, the U.S. market was beating most foreign markets.

In February, the COVID-19 pandemic hit global markets with full force. From February 20 to March 23, 2020, the S&P 500® plummeted almost 33.79%. Smaller companies fell harder, as reflected by the -40.66% return for the Russell 2000® Index. Economically sensitive stocks – banks, industrials, and travel-related industries, for example – were punished by investors given the near stoppage of the world economy. Technology-related stocks held up better, as many of them benefited from the work-from-home environment. Global markets began rebounding in late March and continued to rise through August 28 (when Morningstar Investment Management’s tenure as the Fund’s subadviser ended). In the rebound, technology and communication-services stocks outperformed more economically sensitive stocks. As a result, growth stocks in general outperformed value. Also, because many big tech companies are U.S. based this helped U.S. markets outperform most foreign markets.

Although U.S. Treasury bonds gained as investors sought safety amid the COVID-19 downturn, bonds with any amount of credit risk fell. Investment-grade corporate bonds lost 12.28% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index) amid the February 20-March 23 stock-market plunge, while the Bloomberg Barclays U.S. Corporate High Yield Index returned -20.76%. The Bloomberg Barclays US Aggregate Bond Index – a broader bond market index with a big government component – was slightly negative during the drawdown with a -0.94% return.

For the full period from November 1, 2019 through the end of Morningstar Investment Management’s stewardship on August 28, 2020, the S&P 500® Index posted a 17.40% return, thanks in part to the large-cap growth stocks at the top of the index. The Russell 1000® Growth Index was up 39.52% while the Russell 1000® Value Index, by contrast, suffered a -3.17% return. The MSCI EAFE Index was flat with a -0.37% return, while the MSCI Emerging Markets Index was up 9.76%. The Barclays U.S. Aggregate Bond Index was up 6.47% for the overall period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned 5.75%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark, returned 4.36% and 5.67%, respectively. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM and the fund’s secondary benchmark was the Bloomberg Barclays US Aggregate Bond Index which returned 11.01% and 6.19% respectively for the 12-month period ended October 31, 2020.

STRATEGY REVIEW

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

The Fund is a multi-asset fund-of-funds that seeks capital appreciation and current income through its strategic allocation to both equity and fixed income asset classes. Goldman Sachs Asset Management, L.P. (“GSAM”) became sub-adviser of the Fund on August 28,

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

2020, and as part of the transition there were a number of allocation changes in September toward a new target asset allocation. The portfolio managers continue to maintain out of benchmark exposures like small cap and emerging markets equity and emerging markets debt to seek enhanced diversification and risk-adjusted returns.

Since GSAM became sub-adviser, the Fund has outperformed the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark, its secondary benchmark (consisting of 70% MSCI World Index, 30% Bloomberg Barclays US Aggregate Bond Index) though it has had negative absolute performance primarily due to the broad pullback in global equities over the time period. The Fund outperformed its primary benchmark, the MSCI World Index as fixed income generally outperformed equities during this period.

While the Fund experienced negative absolute returns over September to October 2020, security selection within underlying Transamerica-affiliated equity funds contributed to performance. The underlying Transamerica Capital Growth fund was a key contributor to performance during this period.

Strategic asset allocation differences from the benchmark were overall positive. Off-benchmark allocations to emerging markets equities contributed to performance while allocations to emerging markets debt and inflation-protected fixed income, partially detracted from performance versus the secondary benchmark. While still negative, small cap equity allocations across U.S. and international markets fared better during this period than broad large and mid-cap developed global equities in the secondary benchmark.

During the period from 8/28/20 to 10/31/20, the Fund utilized derivatives. These positions detracted from performance.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

An overweight to foreign markets relative to our neutral stance – due to what management considered a stretched U.S. equity market – worked against the Fund, as U.S. stocks powered higher than foreign markets early in the period, performed about the same as foreign markets in the downturn, and then gained more in the rebound. Meanwhile the portfolio’s value-oriented underlying funds posted negative returns for the period, as did a modest holding in Transamerica MLP & Energy Income. On the fixed-income side, only one of the underlying bond funds was able to beat the gain in the Bloomberg Barclays US Aggregate Bond Index.

The portfolio’s underlying growth funds were strong performers. Of particular note was Transamerica Capital Growth, which outperformed on the strength of its bevy of technology and communication-services stocks. A healthy complement of emerging markets within the foreign equity sleeve was also a positive contributor.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	43.1%
International Equity Funds	25.2
U.S. Fixed Income Funds	22.5
International Fixed Income Funds	4.5
U.S. Mixed Allocation Fund	2.6
U.S. Alternative Fund	1.0
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.06)%	4.81%	6.13%	03/01/2002
Class A (NAV)	5.75%	6.00%	6.73%	03/01/2002
MSCI World Index (A)	4.36%	8.13%	8.64%
Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark (A)(B)(C)	5.67%	7.88%	8.52%
Class C (POP)	3.98%	5.21%	5.97%	11/11/2002
Class C (NAV)	4.97%	5.21%	5.97%	11/11/2002
Class I (NAV)	6.12%	6.28%	7.03%	11/30/2009
Class R (NAV)	5.51%	5.72%	6.49%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark is composed of the following benchmarks: 70% MSCI World Index and 30% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Prior to August 28, 2020, the fund had a different sub-adviser, different benchmarks and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 98.9%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	5,843	$ 16,564

International Equity Funds - 25.2%
Transamerica Emerging Markets Opportunities (B) (C)	7,069,551	69,988,552
Transamerica International Equity (C)	9,922,236	158,458,111
Transamerica International Growth (C)	18,375,722	142,963,117
Transamerica International Small Cap Value (C)	1,842,109	22,031,618
Transamerica International Stock (C)	4,942,133	42,749,452

		436,190,850

International Fixed Income Funds - 4.5%
Transamerica Emerging Markets Debt (C)	5,819,531	60,581,317
Transamerica Inflation Opportunities (C)	1,642,576	17,871,225

		78,452,542

U.S. Alternative Fund - 1.0%
Transamerica Event Driven (C)	1,584,157	18,059,393

U.S. Equity Funds - 43.1%
Transamerica Capital Growth (C)	7,695,036	159,133,345
Transamerica Dividend Focused (C)	23,276,242	159,675,019
Transamerica Large Cap Value (C)	17,809,503	163,135,047
Transamerica Mid Cap Growth (C)	910,528	11,099,339
Transamerica Mid Cap Value (C)	3,441,398	36,478,819
Transamerica Mid Cap Value Opportunities (C)	1,341,541	13,576,397

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (C)	1,268,380	$ 8,904,030
Transamerica Small Cap Value (C)	1,121,748	9,231,988
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E)	4,660	3,270
Transamerica US Growth (C)	6,886,025	183,719,137

		744,956,391

U.S. Fixed Income Funds - 22.5%
Transamerica Bond (C)	5,662,014	54,298,716
Transamerica Core Bond (C)	6,070,046	64,281,786
Transamerica High Yield Bond (C)	2,066,449	17,854,122
Transamerica Intermediate Bond (C)	6,854,770	74,374,257
Transamerica Short-Term Bond (C)	1,574,458	15,949,257
Transamerica Total Return (C)	14,748,613	162,234,747

		388,992,885

U.S. Mixed Allocation Fund - 2.6%
Transamerica MLP & Energy Income (C)	9,638,853	45,495,386

Total Investment Companies (Cost $1,570,635,682)		1,712,164,011

Total Investments (Cost $1,570,635,682)		1,712,164,011
Net Other Assets (Liabilities) - 1.1%		18,439,838

Net Assets - 100.0%		$ 1,730,603,849

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	150	12/18/2020	$24,925,949	$24,485,250	$—	$(440,699)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,712,144,177	$—	$—	$1,712,144,177

Total	$1,712,144,177	$—	$—	$1,712,144,177

Investment Companies Measured at Net Asset Value (E)				19,834

Total Investments				$1,712,164,011

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(440,699)	$—	$—	$(440,699)

Total Other Financial Instruments	$(440,699)	$—	$—	$(440,699)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2020	Shares as of October 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$25,655,159	$35,156,818	$(6,254,766)	$(154,879)	$(103,616)	$54,298,716	5,662,014	$757,632	$—
Transamerica Capital Growth	117,764,031	44,877,495	(76,444,241)	8,413,469	64,522,591	159,133,345	7,695,036	—	23,442,222
Transamerica Core Bond	113,386,370	16,166,597	(68,674,072)	1,613,988	1,788,903	64,281,786	6,070,046	2,881,523	—
Transamerica Dividend Focused	159,685,468	67,958,447	(22,524,366)	(4,135,828)	(41,308,702)	159,675,019	23,276,242	4,599,949	16,667,417
Transamerica Emerging Markets Debt	51,033,679	23,924,031	(12,163,102)	(1,194,253)	(1,019,038)	60,581,317	5,819,531	1,324,031	—
Transamerica Emerging Markets Equity	160,730,091	5,991,313	(171,632,141)	886,437	4,024,300	—	—	4,335,522	—
Transamerica Emerging Markets Opportunities	—	81,500,672	(11,874,335)	(364,520)	726,735	69,988,552	7,069,551	—	—
Transamerica Event Driven	28,769,345	119,875	(13,242,277)	1,109,276	1,303,174	18,059,393	1,584,157	119,875	—
Transamerica Floating Rate	14,111,112	55,665	(14,153,325)	(498,756)	485,304	—	—	75,266	—
Transamerica Global Allocation Liquidating Trust	22,100	—	—	—	(5,536)	16,564	5,843	—	—
Transamerica Global Multifactor Macro	19,192,399	429,850	(19,712,441)	(1,120,573)	1,210,765	—	—	429,850	—
Transamerica Global Real Estate Securities	9,804,741	1,052,313	(9,314,111)	2,446,774	(3,989,717)	—	—	359,132	319,104
Transamerica High Yield Bond	—	18,141,138	—	—	(287,016)	17,854,122	2,066,449	141,138	—
Transamerica Inflation Opportunities	22,342,031	209,573	(5,491,290)	52,708	758,203	17,871,225	1,642,576	209,572	—
Transamerica Intermediate Bond	81,728,503	13,426,396	(22,964,105)	186,086	1,997,377	74,374,257	6,854,770	1,775,197	—
Transamerica International Equity	199,627,462	9,677,572	(30,792,557)	(4,394,934)	(15,659,432)	158,458,111	9,922,236	5,675,647	—
Transamerica International Growth	133,235,709	23,115,236	(17,247,187)	(2,725,216)	6,584,575	142,963,117	18,375,722	2,594,747	—
Transamerica International Small Cap Value	49,619,775	2,176,601	(28,238,260)	315,255	(1,841,753)	22,031,618	1,842,109	1,152,628	—
Transamerica International Stock	27,940,485	19,273,709	(440,395)	(23,447)	(4,000,900)	42,749,452	4,942,133	41,393	—
Transamerica Large Cap Value	119,014,906	92,363,390	(28,818,051)	(2,750,552)	(16,674,646)	163,135,047	17,809,503	2,635,716	3,212,298
Transamerica Managed Futures Strategy	42,353,881	1,591,310	(42,970,284)	(12,677,481)	11,702,574	—	—	1,591,310	—
Transamerica Mid Cap Growth	1,105,211	17,174,839	(11,287,214)	2,103,996	2,002,507	11,099,339	910,528	—	19,018
Transamerica Mid Cap Value	57,773,061	7,317,019	(18,066,187)	(709,399)	(9,835,675)	36,478,819	3,441,398	632,257	4,572,220
Transamerica Mid Cap Value Opportunities	25,426,981	1,913,424	(10,581,781)	81,659	(3,263,886)	13,576,397	1,341,541	283,216	718,706
Transamerica MLP & Energy Income	77,702,101	3,141,446	(19,478,474)	(6,143,601)	(9,726,086)	45,495,386	9,638,853	268,734	—
Transamerica Short-Term Bond	46,206,103	15,300,660	(45,353,774)	94,813	(298,545)	15,949,257	1,574,458	1,127,734	—
Transamerica Small Cap Core	7,569,037	336,584	(6,876,050)	(1,153,324)	123,753	—	—	79,797	—
Transamerica Small Cap Growth	8,405,079	7,754,187	(8,969,109)	479,711	1,234,162	8,904,030	1,268,380	—	547,670
Transamerica Small Cap Value	14,986,604	7,964,439	(12,302,764)	(1,265,098)	(151,193)	9,231,988	1,121,748	280,212	341,604
Transamerica Small Company Growth Liquidating Trust	2,899	—	—	—	371	3,270	4,660	—	—
Transamerica Total Return	165,820,908	39,220,916	(47,889,295)	733,836	4,348,382	162,234,747	14,748,613	4,143,147	—
Transamerica US Growth	181,132,502	56,206,122	(84,630,371)	9,553,637	21,457,247	183,719,137	6,886,025	612,341	13,684,975

Total	$1,962,147,733	$613,537,637	$(868,386,325)	$(11,240,216)	$16,105,182	$1,712,164,011	161,574,122	$38,127,566	$63,525,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$60,118	$16,564	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	3,270	0.0	(A)

Total			$106,718	$19,834	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

September saw a pullback in risk assets driven by disappointment on the lack of agreement on a further U.S. fiscal stimulus package, as well as a resurgence in COVID-19 cases in parts of the U.S. and Europe. Economic activity continued to recover in the U.S. and China, however, the speed of recovery moderated in Europe and Latin America. The U.S. Federal Reserve (“Fed”) kept its policy rate near zero and signaled it intends to keep rates there until inflation moderately exceeds its 2% target for some time. The European Central Bank (“ECB”) also kept policy rates on hold and committed to maintaining an accommodative stance. Stocks continued to sell off in October as markets grappled with the continued rise of COVID-19 cases and concerns around the U.S. Presidential and congressional elections.

Over September and October, U.S. and international developed equities had negative performance, though emerging market equities saw modest positive performance. Emerging market equities outperformance was led by strong equity performance in China during October and was helped by relatively better economic data and more controlled COVID-19 cases in East Asia. U.S. aggregate fixed income was also moderately negative during this period, as rates rose in October. Oil and MLPs had significantly negative performance, in part due to demand side concerns as a result of COVID-19 and uncertainty around the U.S. elections.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

From the beginning of the reporting period (November 1, 2019) through the pre-COVID peak on February 19, 2020, U.S. equities were enjoying gains, with the S&P 500® Index up 12.18%. Large-cap technology and communication-services stocks were leading the way. From a regional standpoint, the U.S. market was beating most foreign markets.

In February, the COVID-19 pandemic hit global markets with full force. From February 20 to March 23, the S&P 500® plummeted almost 33.79%. Smaller companies fell harder, as reflected by the -40.66% return for the Russell 2000® Index. Economically sensitive stocks – banks, industrials, and travel-related industries, for example – were punished by investors given the near stoppage of the world economy. Technology-related stocks held up better, as many of them benefited from the work-from-home environment. Global markets began rebounding in late March and continued to rise through August 28 (when Morningstar Investment Management’s tenure as the Fund’s subadviser ended). In the rebound, technology and communication-services stocks outperformed more economically sensitive stocks. As a result, growth stocks in general outperformed value. Also, because many big tech companies are U.S. based this helped U.S. markets outperform most foreign markets.

Although U.S. Treasury bonds gained as investors sought safety amid the COVID-19 downturn, bonds with any amount of credit risk fell. Investment-grade corporate bonds lost 12.28% (as measured by the Bloomberg Barclays U.S. Corporate Bond Index) amid the February 20-March 23, 2020 stock-market plunge, while the Bloomberg Barclays U.S. Corporate High Yield Index returned -20.76%. The Bloomberg Barclays US Aggregate Bond Index – a broader bond market index with a big government component – was slightly negative during the drawdown with a -0.94% return.

For the full period from November 1, 2019 through the end of Morningstar Investment Management’s stewardship on August 28, 2020, the S&P 500® Index posted a 17.40% return, thanks in part to the large-cap growth stocks at the top of the index. The Russell 1000® Growth Index was up 39.52% while the Russell 1000® Value Index, by contrast, suffered a -3.17% return. The MSCI EAFE Index was flat with a -0.37% return, while the MSCI Emerging Markets Index was up 9.76%. The Barclays U.S. Aggregate Bond Index was up 6.47% for the overall period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned 5.93%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark, returned 4.36% and 6.07%, respectively. Prior to August 28, 2020, the fund’s primary benchmark was the Wilshire 5000 Total Market IndexSM and the fund’s secondary benchmark was the Bloomberg Barclays US Aggregate Bond Index which returned 11.01% and 6.19% respectively for the 12-month period ended October 31, 2020.

STRATEGY REVIEW

Goldman Sachs Asset Management, L.P. (8/28/2020 – 10/31/2020)

The Fund is a multi-asset fund-of-funds that seeks capital appreciation and current income through its strategic allocation to both equity and fixed income asset classes. Goldman Sachs Asset Management, L.P. (“GSAM”) became sub-adviser of the Fund on August 28,

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

2020, and as part of the transition there were a number of allocation changes in September toward a new target asset allocation. The portfolio managers continue to maintain out of benchmark exposures, like small cap and emerging markets equity and emerging markets debt, to seek enhanced diversification and risk-adjusted returns.

Since GSAM became sub-adviser, the Fund has outperformed the Transamerica Asset Allocation – Moderate Portfolio, its secondary benchmark (consisting of 50% Bloomberg Barclays US Aggregate Bond Index, 50% MSCI World Index) though it has had negative absolute performance primarily due to the broad pullback in global equities over this time period. The Fund outperformed its primary benchmark, the MSCI World Index as fixed income generally outperformed equities during this period.

While the fund experienced negative absolute returns over September to October 2020, security selection within underlying Transamerica-affiliated equity funds contributed to performance. The underlying Transamerica Capital Growth fund was a key contributor to performance during this period.

Strategic asset allocation differences from the secondary benchmark were overall positive. Off-benchmark allocations to emerging markets equities contributed to performance while allocations to emerging markets debt and inflation-protected fixed income detracted from the performance versus secondary benchmark. While still negative, small cap equity allocations across U.S. and international markets fared better during this period than broad large and mid-cap developed global equities in the secondary benchmark.

During the period from 8/28/20 to 10/31/20, the fund utilized derivatives. These positions detracted from performance.

Morningstar Investment Management LLC (11/01/2019 – 8/28/2020)

An overweight to foreign markets relative to our neutral stance – due to what management considered a stretched U.S. equity market – worked against the Fund, as U.S. stocks powered higher than foreign markets early in the period, performed about the same as foreign markets in the downturn, and then gained more in the rebound. Meanwhile the portfolio’s value-oriented underlying funds posted negative returns for the period, as did a modest holding in Transamerica MLP & Energy Income. On the fixed-income side, only one of the underlying bond funds was able to beat the gain in the Bloomberg Barclays US Aggregate Bond Index.

The portfolio’s underlying growth funds were strong performers. Of particular note was Transamerica Capital Growth, which outperformed on the strength of its bevy of technology and communication-services stocks. A healthy complement of emerging markets within the foreign equity sleeve was also a positive contributor.

Christopher Lvoff, CFA

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Dan McNeela, CFA

Michael Stout, CFA

Ricky Williamson, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.7%
U.S. Equity Funds	30.4
International Equity Funds	17.9
International Fixed Income Funds	5.8
U.S. Mixed Allocation Fund	2.1
U.S. Alternative Fund	1.1
International Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.08%	4.27%	5.16%	03/01/2002
Class A (NAV)	5.93%	5.46%	5.76%	03/01/2002
MSCI World Index (A)	4.36%	8.13%	8.64%
Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark (A)(B)(C)	6.07%	6.89%	7.18%
Class C (POP)	4.06%	4.64%	5.00%	11/11/2002
Class C (NAV)	5.06%	4.64%	5.00%	11/11/2002
Class I (NAV)	6.19%	5.71%	6.04%	11/30/2009
Class R (NAV)	5.72%	5.19%	5.52%	06/15/2006

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index and 50% MSCI World Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Prior to August 28, 2020, the fund had a different sub-adviser, different benchmarks and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 99.0%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	3,627	$ 10,282

International Equity Funds - 17.9%
Transamerica Emerging Markets Opportunities (B) (C)	3,886,429	38,475,643
Transamerica International Equity (C)	5,026,148	80,267,589
Transamerica International Growth (C)	8,257,702	64,244,924
Transamerica International Small Cap Value (C)	1,034,967	12,378,211
Transamerica International Stock (C)	2,843,767	24,598,584

		219,964,951

International Fixed Income Funds - 5.8%
Transamerica Emerging Markets Debt (C)	4,161,559	43,321,827
Transamerica Inflation Opportunities (C)	2,549,260	27,735,946

		71,057,773

U.S. Alternative Fund - 1.1%
Transamerica Event Driven (C)	1,140,357	13,000,074

U.S. Equity Funds - 30.4%
Transamerica Capital Growth (C)	3,502,179	72,425,070
Transamerica Dividend Focused (C)	11,652,515	79,936,250
Transamerica Large Cap Value (C)	7,850,966	71,914,846
Transamerica Mid Cap Growth (C)	772,138	9,412,367
Transamerica Mid Cap Value (C)	1,617,232	17,142,662
Transamerica Mid Cap Value Opportunities (C)	615,849	6,232,392

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (C)	888,510	$ 6,237,340
Transamerica Small Cap Value (C)	764,564	6,292,365
Transamerica Small Company Growth Liquidating Trust (B) (C) (D) (E)	2,887	2,026
Transamerica US Growth (C)	3,870,181	103,256,423

		372,851,741

U.S. Fixed Income Funds - 41.7%
Transamerica Bond (C)	9,157,132	87,816,898
Transamerica Core Bond (C)	7,930,936	83,988,609
Transamerica High Yield Bond (C)	1,492,436	12,894,643
Transamerica Intermediate Bond (C)	8,440,055	91,574,598
Transamerica Short-Term Bond (C)	3,623,377	36,704,811
Transamerica Total Return (C)	18,086,906	198,955,965

		511,935,524

U.S. Mixed Allocation Fund - 2.1%
Transamerica MLP & Energy Income (C)	5,427,696	25,618,723

Total Investment Companies (Cost $1,108,738,960)		1,214,439,068

Total Investments (Cost $1,108,738,960)		1,214,439,068
Net Other Assets (Liabilities) - 1.0%		12,629,995

Net Assets - 100.0%		$ 1,227,069,063

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	112	12/18/2020	$18,755,228	$18,282,320	$—	$(472,908)

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,214,426,760	$—	$—	$1,214,426,760

Total	$1,214,426,760	$—	$—	$1,214,426,760

Investment Companies Measured at Net Asset Value (E)				12,308

Total Investments				$1,214,439,068

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(472,908)	$—	$—	$(472,908)

Total Other Financial Instruments	$(472,908)	$—	$—	$(472,908)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2020	Shares as of October 31, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$36,641,211	$59,128,850	$(7,589,326)	$1,843	$(365,680)	$87,816,898	9,157,132	$1,130,205	$—
Transamerica Capital Growth	57,503,657	15,812,946	(38,027,091)	6,372,804	30,762,754	72,425,070	3,502,179	—	11,455,636
Transamerica Core Bond	142,349,861	12,736,348	(75,448,515)	1,187,638	3,163,277	83,988,609	7,930,936	3,605,662	—
Transamerica Dividend Focused	77,826,688	35,074,353	(11,085,394)	(2,017,116)	(19,862,281)	79,936,250	11,652,515	2,263,808	8,127,642
Transamerica Emerging Markets Debt	45,108,273	8,736,481	(9,277,497)	(730,938)	(514,492)	43,321,827	4,161,559	1,178,701	—
Transamerica Emerging Markets Equity	78,125,599	3,343,608	(83,961,507)	565,216	1,927,084	—	—	2,129,498	—
Transamerica Emerging Markets Opportunities	—	40,417,697	(2,332,651)	(59,545)	450,142	38,475,643	3,886,429	—	—
Transamerica Event Driven	20,262,093	84,460	(9,037,169)	818,076	872,614	13,000,074	1,140,357	84,459	—
Transamerica Floating Rate	12,432,150	49,042	(12,469,341)	(431,113)	419,262	—	—	66,310	—
Transamerica Global Allocation Liquidating Trust	13,718	—	—	—	(3,436)	10,282	3,627	—	—
Transamerica Global Multifactor Macro	13,560,771	303,853	(13,928,075)	(874,710)	938,161	—	—	303,853	—
Transamerica High Yield Bond	—	13,101,932	—	—	(207,289)	12,894,643	1,492,436	101,933	—
Transamerica Inflation Opportunities	32,843,720	464,543	(6,865,155)	91,253	1,201,585	27,735,946	2,549,260	314,543	—
Transamerica Intermediate Bond	101,429,655	10,223,363	(22,912,110)	326,693	2,506,997	91,574,598	8,440,055	2,180,239	—
Transamerica International Equity	100,407,660	5,876,891	(16,248,663)	(1,958,429)	(7,809,870)	80,267,589	5,026,148	2,855,683	—
Transamerica International Growth	66,652,708	3,426,744	(8,436,266)	(1,366,646)	3,968,384	64,244,924	8,257,702	1,299,679	—
Transamerica International Small Cap Value	23,869,640	1,294,763	(12,089,252)	246,926	(943,866)	12,378,211	1,034,967	554,723	—
Transamerica International Stock	24,431,418	2,882,280	(306,144)	(16,533)	(2,392,437)	24,598,584	2,843,767	32,619	—
Transamerica Large Cap Value	57,929,411	43,797,156	(20,757,588)	(1,078,570)	(7,975,563)	71,914,846	7,850,966	1,283,613	1,564,376
Transamerica Managed Futures Strategy	29,785,805	1,119,508	(30,163,734)	(9,505,878)	8,764,299	—	—	1,119,508	—
Transamerica Mid Cap Growth	787,922	12,358,634	(6,730,432)	1,240,779	1,755,464	9,412,367	772,138	—	13,559
Transamerica Mid Cap Value	24,827,894	3,603,266	(6,904,362)	(192,528)	(4,191,608)	17,142,662	1,617,232	271,876	1,966,100
Transamerica Mid Cap Value Opportunities	11,213,449	1,046,964	(4,689,301)	14,250	(1,352,970)	6,232,392	615,849	124,989	317,181
Transamerica MLP & Energy Income	40,594,622	2,319,345	(9,129,993)	(2,894,135)	(5,271,116)	25,618,723	5,427,696	159,757	—
Transamerica Short-Term Bond	62,532,839	13,988,299	(39,669,684)	636,793	(783,436)	36,704,811	3,623,377	1,501,256	—
Transamerica Small Cap Core	4,072,544	250,585	(3,792,248)	(593,422)	62,541	—	—	43,075	—
Transamerica Small Cap Growth	4,706,569	5,073,717	(4,772,097)	262,027	967,124	6,237,340	888,510	—	306,840
Transamerica Small Cap Value	8,301,637	5,221,957	(6,737,401)	(614,754)	120,926	6,292,365	764,564	155,281	189,304
Transamerica Small Company Growth Liquidating Trust	1,796	—	—	—	230	2,026	2,887	—	—
Transamerica Total Return	220,079,431	25,167,555	(53,265,309)	1,170,047	5,804,241	198,955,965	18,086,906	5,478,514	—
Transamerica US Growth	88,181,996	43,120,573	(43,603,105)	5,447,291	10,109,668	103,256,423	3,870,181	298,271	6,665,946

Total	$1,386,474,737	$370,025,713	$(560,229,410)	$(3,952,681)	$22,120,709	$1,214,439,068	114,599,375	$28,538,055	$30,606,584

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$37,318	$10,282	0.0	%(A)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	2,026	0.0	(A)

Total			$66,187	$12,308	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

Global equity markets were rallying, and the S&P 500® Index had just moved past all-time highs as the 2020 reporting period began in November 2019. This was fueled by investor optimism on the economy and on prospects of another strong year in 2020, as analysts were forecasting a continued expansion in corporate earnings, a low unemployment rate and a very supportive U.S. Federal Reserve (“Fed”), which had just enacted its third interest rate cut in as many months.

While stocks continued to rally through year-end 2019, cautious news reports surrounding the COVID-19 virus in China began to hit western headlines. Within a couple of short months, much of the global economy had moved into some form of government-imposed lockdown by the end of March 2020 as officials tried to slow the spread of the pandemic, and economic activity briefly collapsed. U.S. and many international equity markets were down by approximately a third in less than a month, while credit spreads spiked rapidly.

The pandemic-induced economic crisis was met with aggressive stimulus from global central banks and governments alike. In the U.S., the Fed expanded its balance sheet by about $3 trillion in an effort to support credit markets and overall financial market liquidity, and the federal government provided about $2.2 trillion in economic aid through the passage of the Coronavirus Aid, Relief and Economic Security Act (“CARES”).

Global markets responded almost immediately. Global equities and credit rallied as credit spreads fell rapidly through the second and third quarters of 2020 and interest rates fell back to all time low levels across many parts of the Treasury yield curve. Surprising to many was the fact that the S&P 500® was able to surpass its all-time highs by summer. Markets had declined slightly as the fiscal year drew to a close, however, the S&P 500® was able to finish the period above where it began a year prior, an impressive feat given the struggles faced earlier in the year.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned 7.61%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 9.71%, 6.19% and 6.48%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2020 was Transamerica Large Growth with a gain of 57.90% as the technology sector surged in the post-COVID environment. With a target weighting of 13%, it was the top equity contributor to overall performance. The top performing fixed income fund in the portfolio, with a target weight of 11.8% was Transamerica Inflation-Protected Securities which returned 7.59%. The largest overall fixed income contributor to performance was Transamerica Intermediate Bond which returned 5.83% and carried a target weight of 24%.

The weakest performing holding during the period was Transamerica Small Cap Value which lost -13.75% and had a target allocation of 3%. The growth/value stock divide was wide in the past 12-months with all underlying growth funds producing positive returns while all value funds declined. As evidence, contrast the positive 57.90% return of Transamerica Large Growth with the -9.67% returned by Transamerica Large Value Opportunities, the largest overall detractor in the period. The weakest fixed income fund in the portfolio, Transamerica High Yield Bond, achieved a slightly positive return of 0.28% and had a target weight of 6%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.6%
U.S. Equity Funds	39.4
International Equity Fund	11.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	7.33%	N/A	6.13%	05/19/2017
Class R4 (NAV)	7.61%	6.15%	6.61%	09/11/2000
S&P 500® (A)	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index (B)	6.19%	4.08%	3.55%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)(I)	6.48%	6.99%	7.20%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg Barclays US Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% FTSE 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 11.9%
Transamerica International Equity (A)	2,274,752	$ 36,578,010

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	629,853	629,853

U.S. Equity Funds - 39.4%
Transamerica Large Growth (A)	2,447,493	41,680,809
Transamerica Large Value Opportunities (A)	4,994,176	40,752,478
Transamerica Mid Cap Growth (A)	842,603	10,262,907
Transamerica Mid Cap Value Opportunities (A)	936,943	9,519,341
Transamerica Small Cap Growth (A)	1,368,802	9,595,299
Transamerica Small Cap Value (A)	1,212,776	9,993,275

		121,804,109

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 48.6%
Transamerica High Quality Bond (A)	2,370,156	$ 23,630,458
Transamerica High Yield Bond (A)	2,306,742	19,930,253
Transamerica Inflation-Protected Securities (A)	3,293,698	35,703,686
Transamerica Intermediate Bond (A)	6,533,879	71,023,261

		150,287,658

Total Investment Companies (Cost $292,154,528)		309,299,630

Total Investments (Cost $292,154,528)		309,299,630
Net Other Assets (Liabilities) - (0.1)%		(173,501)

Net Assets - 100.0%		$ 309,126,129

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$309,299,630	$—	$—	$309,299,630

Total Investments	$309,299,630	$—	$—	$309,299,630

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the period ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

Global equity markets were rallying, and the S&P 500® Index had just moved past all-time highs as the 2020 reporting period began in November 2019. This was fueled by investor optimism on the economy and on prospects of another strong year in 2020, as analysts were forecasting a continued expansion in corporate earnings, a low unemployment rate and a very supportive U.S. Federal Reserve (“Fed”), which had just enacted its third interest rate cut in as many months.

While stocks continued to rally through year-end 2019, cautious news reports surrounding the COVID-19 virus in China began to hit western headlines. Within a couple of short months, much of the global economy had moved into some form of government-imposed lockdown by the end of March 2020 as officials tried to slow the spread of the pandemic, and economic activity briefly collapsed. U.S. and many international equity markets were down by approximately a third in less than a month, while credit spreads spiked rapidly.

The pandemic-induced economic crisis was met with aggressive stimulus from global central banks and governments alike. In the U.S., the Fed expanded its balance sheet by about $3 trillion in an effort to support credit markets and overall financial market liquidity, and the federal government provided about $2.2 trillion in economic aid through the passage of the Coronavirus Aid, Relief and Economic Security Act (“CARES”).

Global markets responded almost immediately. Global equities and credit rallied as credit spreads fell rapidly through the second and third quarters of 2020 and interest rates fell back to all time low levels across many parts of the Treasury yield curve. Surprising to many was the fact that the S&P 500® was able to surpass its all-time highs by summer. Markets had declined slightly as the fiscal year drew to a close, however, the S&P 500® was able to finish the period above where it began a year prior, an impressive feat given the struggles faced earlier in the year.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation Long Horizon (Class R4) returned 7.98%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 9.71% and 5.70%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2020 was Transamerica Large Growth with a gain of 57.90% as the technology sector surged in the post-COVID environment. With a target weighting of 21%, it was the top equity contributor to overall performance. The top performing fixed income fund in the portfolio, with a target weight of 3.3%, was Transamerica Inflation-Protected Securities which returned 7.59% and was the largest overall fixed income contributor to performance.

The weakest performing holding during the period was Transamerica Small Cap Value which lost -13.75% and had a target allocation of 6%. The growth/value performance divide was wide in the past 12-months with all underlying growth funds producing positive returns while all value funds declined. As evidence, contrast the positive 57.90% return of Transamerica Large Growth with the -9.67% returned by Transamerica Large Value Opportunities, the largest overall detractor in the period. The weakest fixed income fund in the portfolio, Transamerica High Yield Bond, achieved a slightly positive return of 0.28% and had a target weight of 2%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	67.9%
International Equity Fund	22.1
U.S. Fixed Income Funds	9.9
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	7.72%	N/A	7.30%	05/19/2017
Class R4 (NAV)	7.98%	7.53%	8.69%	09/11/2000
S&P 500® (A)	9.71%	11.71%	13.01%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B)(C)(D)(E)(F)(G)(H)	5.70%	8.90%	9.83%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-U.S., 4% Bloomberg Barclays US Aggregate Bond Index, 2% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 2% FTSE 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 22.1%
Transamerica International Equity (A)	2,328,050	$ 37,435,039

Money Market Fund - 0.2%
Transamerica Government Money Market (A)	338,671	338,671

U.S. Equity Funds - 67.9%
Transamerica Large Growth (A)	2,207,075	37,586,487
Transamerica Large Value Opportunities (A)	4,229,820	34,515,328
Transamerica Mid Cap Growth (A)	947,097	11,535,643
Transamerica Mid Cap Value Opportunities (A)	972,370	9,879,284
Transamerica Small Cap Growth (A)	1,552,696	10,884,402
Transamerica Small Cap Value (A)	1,270,160	10,466,119

		114,867,263

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.9%
Transamerica High Quality Bond (A)	86,319	$ 860,600
Transamerica High Yield Bond (A)	403,780	3,488,659
Transamerica Inflation-Protected Securities (A)	520,516	5,642,398
Transamerica Intermediate Bond (A)	620,081	6,740,281

		16,731,938

Total Investment Companies (Cost $161,661,674)		169,372,911

Total Investments (Cost $161,661,674)		169,372,911
Net Other Assets (Liabilities) - (0.1)%		(92,160)

Net Assets - 100.0%		$ 169,280,751

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$169,372,911	$—	$—	$169,372,911

Total Investments	$169,372,911	$—	$—	$169,372,911

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

Global equity markets were rallying, and the S&P 500® Index had just moved past all-time highs as the 2020 reporting period began in November 2019. This was fueled by investor optimism on the economy and on prospects of another strong year in 2020, as analysts were forecasting a continued expansion in corporate earnings, a low unemployment rate and a very supportive U.S. Federal Reserve (“Fed”), which had just enacted its third interest rate cut in as many months.

While stocks continued to rally through year-end 2019, cautious news reports surrounding the COVID-19 virus in China began to hit western headlines. Within a couple of short months, much of the global economy had moved into some form of government-imposed lockdown by the end of March 2020 as officials tried to slow the spread of the pandemic, and economic activity briefly collapsed. U.S. and many international equity markets were down by approximately a third in less than a month, while credit spreads spiked rapidly.

The pandemic-induced economic crisis was met with aggressive stimulus from global central banks and governments alike. In the U.S., the Fed expanded its balance sheet by about $3 trillion in an effort to support credit markets and overall financial market liquidity, and the federal government provided about $2.2 trillion in economic aid through the passage of the Coronavirus Aid, relief and Economic Security Act (“CARES”).

Global markets responded almost immediately. Global equities and credit rallied as credit spreads fell rapidly through the second and third quarters of 2020 and interest rates fell back to all time low levels across many parts of the Treasury yield curve. Surprising to many was the fact that the S&P 500® was able to surpass its all-time highs by summer. Markets had declined slightly as the fiscal year drew to a close, however, the S&P 500® was able to finish the period above where it began a year prior, an impressive feat given the struggles faced earlier in the year.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Asset Allocation Short Horizon (Class R4) returned 5.29%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned 6.19% and 6.00%, respectively.

STRATEGY REVIEW

Our asset allocation funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

The Fund’s best-performing holding over the 12-month period ended October 31, 2020 was Transamerica Large Growth with a gain of 57.90% as the technology sector surged in the post-COVID environment. With a target weighting of 3%, it was the top equity contributor to overall performance. The top performing fixed income fund in the portfolio, with a target weight of 16.8% was Transamerica Inflation-Protected Securities which returned 7.59%. The largest overall fixed income contributor to performance was Transamerica Intermediate Bond which returned 5.83% and carried a target weight of 46%.

The weakest performing holding during the period was Transamerica Small Cap Value which lost -13.75% and had a target allocation of 1%. The growth/value stock divide was wide in the fiscal year with all underlying growth funds producing positive returns while all value funds declined. As evidence, contrast the positive 57.90% return of Transamerica Large Growth with the -9.67% returned by Transamerica Large Value Opportunities, the largest overall detractor in the period. The weakest fixed income fund in the portfolio, Transamerica High Yield Bond, achieved a slightly positive return of 0.28% and had a target weight of 10%.

Christopher A. Staples, CFA

Kane Cotton, CFA

Sean Serrell, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	89.6%
U.S. Equity Funds	8.2
International Equity Fund	2.0
Money Market Fund	0.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	5.02%	N/A	4.00%	05/19/2017
Class R4 (NAV)	5.29%	4.10%	3.93%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A)(B)(C)(D)(E)(F)(G)(H)	6.00%	4.59%	4.14%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg Barclays US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg Barclays US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-U.S, and 2% FTSE 3-Month Treasury Bill Index.

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 2.0%
Transamerica International Equity (A)	154,201	$ 2,479,546

Money Market Fund - 0.3%
Transamerica Government Money Market (A)	333,839	333,839

U.S. Equity Funds - 8.2%
Transamerica Large Growth (A)	224,001	3,814,743
Transamerica Large Value Opportunities (A)	467,680	3,816,266
Transamerica Small Cap Growth (A)	168,784	1,183,178
Transamerica Small Cap Value (A)	154,790	1,275,472

		10,089,659

U.S. Fixed Income Funds - 89.6%
Transamerica High Quality Bond (A)	2,083,080	20,768,310
Transamerica High Yield Bond (A)	1,437,480	12,419,828

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Inflation-Protected Securities (A)	1,876,207	$ 20,338,084
Transamerica Intermediate Bond (A)	5,205,727	56,586,254

		110,112,476

Total Investment Companies (Cost $117,148,828)		123,015,520

Total Investments (Cost $117,148,828)		123,015,520
Net Other Assets (Liabilities) - (0.1)%		(71,252)

Net Assets - 100.0%		$ 122,944,268

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$123,015,520	$—	$—	$123,015,520

Total Investments	$123,015,520	$—	$—	$123,015,520

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2020

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Assets:
Affiliated investments, at value (A)	$686,657,565	$984,413,519	$1,712,164,011	$1,214,439,068
Cash	4,102,157	2,656,641	18,717,130	12,143,065
Cash collateral pledged at broker for:
Futures contracts	963,600	1,267,200	1,980,000	1,478,400
Receivables and other assets:
Shares of beneficial interest sold	387,445	125,046	391,051	352,326
Dividends	177,877	—	207,358	287,419
Variation margin receivable on futures contracts	4,383	5,767	9,012	6,720
Other assets	1,829	—	3,111	2,741
Total assets	692,294,856	988,468,173	1,733,471,673	1,228,709,739

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	176,928	—	206,545	286,497
Shares of beneficial interest redeemed	1,114,577	831,301	1,685,850	562,301
Investment management fees	61,214	89,050	150,280	107,040
Distribution and service fees	203,912	310,927	535,643	377,269
Transfer agent fees	44,509	108,610	152,473	92,308
Trustees, CCO and deferred compensation fees	2,786	4,141	4,064	117,869
Audit and tax fees	18,650	20,271	24,363	21,647
Custody fees	11,083	11,418	18,740	15,082
Legal fees	3,660	5,278	9,250	6,572
Printing and shareholder reports fees	16,285	34,244	53,686	34,101
Registration fees	433	814	1,193	998
Other accrued expenses	11,538	15,564	25,737	18,992
Total liabilities	1,665,575	1,431,618	2,867,824	1,640,676
Net assets	$690,629,281	$987,036,555	$1,730,603,849	$1,227,069,063

Net assets consist of:
Paid-in capital	$631,041,312	$887,193,863	$1,566,912,109	$1,105,362,141
Total distributable earnings (accumulated losses)	59,587,969	99,842,692	163,691,740	121,706,922
Net assets	$690,629,281	$987,036,555	$1,730,603,849	$1,227,069,063
Net assets by class:
Class A	$586,536,359	$809,243,300	$1,423,974,942	$1,004,834,189
Class C	87,565,318	143,281,822	245,805,914	176,866,253
Class I	15,654,442	32,885,946	58,844,013	42,338,209
Class R	873,162	1,625,487	1,978,980	3,030,412
Shares outstanding (unlimited shares, no par value):
Class A	53,149,797	64,582,436	119,945,350	87,537,316
Class C	8,024,902	11,828,623	20,553,222	15,347,487
Class I	1,413,272	2,624,030	4,959,052	3,689,511
Class R	78,235	130,949	167,169	265,386
Net asset value per share: (B)
Class A	$11.04	$12.53	$11.87	$11.48
Class C	10.91	12.11	11.96	11.52
Class I	11.08	12.53	11.87	11.48
Class R	11.16	12.41	11.84	11.42
Maximum offering price per share: (C)
Class A	$11.68	$13.26	$12.56	$12.15

(A) Affiliated investments, at cost	$635,899,174	$910,040,811	$1,570,635,682	$1,108,738,960

(B)	Net asset value per share for Class C, I and R shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Assets:
Affiliated investments, at value (A)	$309,299,630	$169,372,911	$123,015,520
Receivables and other assets:
Affiliated investments sold	1,231,776	473,970	4,671
Shares of beneficial interest sold	6,962	—	87,061
Dividends	78,823	13,453	49,275
Total assets	310,617,191	169,860,334	123,156,527

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	773,113	310,361	148,618
Shares of beneficial interest redeemed	556,889	179,177	149
Investment management fees	27,114	15,196	10,600
Distribution and service fees	133,886	74,808	52,888
Transfer agent fees	60	41	4
Total liabilities	1,491,062	579,583	212,259
Net assets	$309,126,129	$169,280,751	$122,944,268

Net assets consist of:
Paid-in capital	$283,598,197	$151,063,929	$117,083,384
Total distributable earnings (accumulated losses)	25,527,932	18,216,822	5,860,884
Net assets	$309,126,129	$169,280,751	$122,944,268

Net assets by class:
Class R	$300,319,321	$164,147,275	$122,392,208
Class R4	8,806,808	5,133,476	552,060

Shares outstanding (unlimited shares, no par value):
Class R	28,174,993	16,227,411	11,610,887
Class R4	826,139	506,667	52,366

Net asset value per share: (B)
Class R	$10.66	$10.12	$10.54
Class R4	10.66	10.13	10.54

(A) Affiliated investments, at cost	$292,154,528	$161,661,674	$117,148,828

(B)	Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS

For the year ended October 31, 2020

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio
Investment Income:
Dividend income from affiliated investments	$16,141,155	$20,205,733	$38,127,566	$28,538,055
Total investment income	16,141,155	20,205,733	38,127,566	28,538,055

Expenses:
Investment management fees	847,327	1,236,554	2,146,679	1,522,994
Distribution and service fees:
Class A	1,472,659	2,070,478	3,617,538	2,538,166
Class C	1,045,927	1,706,739	2,946,895	2,165,906
Class R	4,372	8,307	9,958	14,534
Transfer agent fees
Class A	426,336	1,044,784	1,452,572	861,484
Class C	102,419	262,487	367,920	236,035
Class I	17,068	39,757	67,198	46,909
Class R	945	1,757	2,536	2,025
Trustees, CCO and deferred compensation fees	17,593	25,433	41,339	144,311
Audit and tax fees	25,450	28,380	35,484	30,643
Custody fees	19,778	20,999	34,861	27,618
Legal fees	32,486	46,553	81,835	58,146
Printing and shareholder reports fees	50,674	108,294	173,143	110,053
Registration fees	65,568	69,511	80,135	71,200
Other	30,407	39,616	61,684	46,760
Total expenses before waiver and/or reimbursement and recapture	4,159,009	6,709,649	11,119,777	7,876,784
Expenses waived and/or reimbursed:
Class I	(2,521)	(5,450)	(9,782)	(6,883)
Net expenses	4,156,488	6,704,199	11,109,995	7,869,901

Net investment income (loss)	11,984,667	13,501,534	27,017,571	20,668,154

Net realized gain (loss) on:
Affiliated investments	2,156,936	(8,018,671)	(11,240,216)	(3,952,681)
Capital gain distributions received from affiliated investment companies	11,474,688	51,836,815	63,525,234	30,606,584
Net realized gain (loss)	13,631,624	43,818,144	52,285,018	26,653,903

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	15,770,422	(11,895,098)	16,105,182	22,120,709
Futures contracts	(511,374)	(603,056)	(440,699)	(472,908)
Net change in unrealized appreciation (depreciation)	15,259,048	(12,498,154)	15,664,483	21,647,801
Net realized and change in unrealized gain (loss)	28,890,672	31,319,990	67,949,501	48,301,704
Net increase (decrease) in net assets resulting from operations	$40,875,339	$44,821,524	$94,967,072	$68,969,858

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the period ended October 31, 2020

	Transamerica Asset Allocation Intermediate Horizon	Transamerica Asset Allocation Long Horizon	Transamerica Asset Allocation Short Horizon
Investment Income:
Dividend income from affiliated investments	$6,852,630	$3,169,720	$3,229,722
Total investment income	6,852,630	3,169,720	3,229,722

Expenses:
Investment management fees	385,662	211,953	153,989
Distribution and service fees:
Class R	1,559,327	840,567	631,106
Class R4	23,799	21,288	5,258
Transfer agent fees
Class R4	714	639	158
Total expenses before waiver and/or reimbursement and recapture	1,969,502	1,074,447	790,511
Expenses waived and/or reimbursed:
Class R	(62,371)	(33,633)	(25,251)
Class R4	(2,620)	(2,336)	(577)
Recapture of previously waived and/or reimbursed fees:
Class R4	—	5	5
Net expenses	1,904,511	1,038,483	764,688

Net investment income (loss)	4,948,119	2,131,237	2,465,034

Net realized gain (loss) on:
Affiliated investments	6,109,762	5,021,610	745,698
Capital gain distributions received from affiliated investment companies	10,180,702	9,200,747	790,877
Net realized gain (loss)	16,290,464	14,222,357	1,536,575

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	688	(3,573,213)	2,148,311
Net realized and change in unrealized gain (loss)	16,291,152	10,649,144	3,684,886
Net increase (decrease) in net assets resulting from operations	$21,239,271	$12,780,381	$6,149,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$11,984,667	$13,427,908	$13,501,534	$9,267,170	$27,017,571	$25,391,922
Net realized gain (loss)	13,631,624	12,555,827	43,818,144	74,969,973	52,285,018	86,304,476
Net change in unrealized appreciation (depreciation)	15,259,048	39,152,114	(12,498,154)	2,819,578	15,664,483	49,135,596
Net increase (decrease) in net assets resulting from operations	40,875,339	65,135,849	44,821,524	87,056,721	94,967,072	160,831,994

Dividends and/or distributions to shareholders:
Class A	(21,172,188)	(45,261,784)	(75,734,620)	(135,896,039)	(106,547,662)	(195,121,983)
Class B (A)	—	(35,180)	—	(512,765)	—	(462,079)
Class C	(3,655,067)	(10,966,664)	(15,654,701)	(40,999,649)	(20,296,611)	(56,261,966)
Class I	(600,388)	(1,340,469)	(3,821,326)	(7,375,144)	(5,178,671)	(10,134,841)
Class R	(27,450)	(69,293)	(149,077)	(293,698)	(135,419)	(396,269)
Class T1 (B)	—	(647)	—	(1,600)	—	(1,321)
Advisor Class (B)	—	(647)	—	(5,599)	—	(1,338)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,455,093)	(57,674,684)	(95,359,724)	(185,084,494)	(132,158,363)	(262,379,797)

Capital share transactions:
Proceeds from shares sold:
Class A	30,917,907	28,963,268	28,570,398	36,257,491	37,412,702	46,324,431
Class B (A)	—	11,521	—	2,255	—	5,015
Class C	10,109,291	8,791,352	11,455,443	16,951,553	15,799,907	23,965,320
Class I	5,378,350	11,577,719	12,116,472	13,538,297	13,100,012	27,082,103
Class R	112,022	134,973	139,523	295,490	221,430	503,375
	46,517,570	49,478,833	52,281,836	67,045,086	66,534,051	97,880,244
Dividends and/or distributions reinvested:
Class A	20,368,104	43,684,623	72,588,027	129,511,175	101,157,910	184,646,010
Class B (A)	—	34,951	—	512,305	—	461,664
Class C	3,383,383	10,145,062	15,089,131	39,455,295	19,458,804	53,988,459
Class I	585,240	1,288,926	3,676,214	7,047,376	5,084,966	9,949,259
Class R	24,821	56,290	147,115	266,275	128,763	319,796
Class T1 (B)	—	647	—	1,600	—	1,321
Advisor Class (B)	—	647	—	5,599	—	1,338
	24,361,548	55,211,146	91,500,487	176,799,625	125,830,443	249,367,847
Cost of shares redeemed:
Class A	(116,305,338)	(167,067,908)	(175,734,081)	(198,248,806)	(286,454,446)	(332,908,342)
Class B (A)	—	(73,060)	—	(161,880)	—	(288,392)
Class C	(25,901,013)	(43,105,555)	(44,884,638)	(72,930,866)	(68,049,316)	(134,146,645)
Class I	(7,095,729)	(16,518,577)	(23,436,861)	(24,238,418)	(30,132,806)	(41,954,731)
Class R	(143,527)	(696,020)	(511,256)	(660,051)	(425,493)	(1,824,293)
Class T1 (B)	—	(10,640)	—	(11,046)	—	(10,875)
Advisor Class (B)	—	(10,670)	—	(38,415)	—	(10,935)
	(149,445,607)	(227,482,430)	(244,566,836)	(296,289,482)	(385,062,061)	(511,144,213)
Automatic conversions:
Class A	—	652,159	—	4,046,336	—	4,518,725
Class B (A)	—	(652,159)	—	(4,046,336)	—	(4,518,725)
	—	—	—	—	—	—
Automatic conversions:
Class A	27,836,331	35,687,849	34,274,578	62,246,676	67,588,640	111,934,138
Class C	(27,836,331)	(35,687,849)	(34,274,578)	(62,246,676)	(67,588,640)	(111,934,138)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(78,566,489)	(122,792,451)	(100,784,513)	(52,444,771)	(192,697,567)	(163,896,122)
Net increase (decrease) in net assets	(63,146,243)	(115,331,286)	(151,322,713)	(150,472,544)	(229,888,858)	(265,443,925)

Net assets:
Beginning of year	753,775,524	869,106,810	1,138,359,268	1,288,831,812	1,960,492,707	2,225,936,632
End of year	$690,629,281	$753,775,524	$987,036,555	$1,138,359,268	$1,730,603,849	$1,960,492,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	2,919,231	2,786,794	2,410,084	2,899,234	3,282,497	4,030,806
Class B (A)	—	1,136	—	183	—	432
Class C	958,133	856,612	999,382	1,390,607	1,371,202	2,053,178
Class I	506,200	1,106,966	977,256	1,063,363	1,127,956	2,310,244
Class R	10,487	12,935	11,816	23,660	19,073	43,646
	4,394,051	4,764,443	4,398,538	5,377,047	5,800,728	8,438,306
Shares reinvested:
Class A	1,931,949	4,421,852	5,774,697	11,615,352	8,675,635	17,501,991
Class B (A)	—	3,565	—	46,071	—	42,046
Class C	322,028	1,041,298	1,233,780	3,636,433	1,646,261	5,064,583
Class I	55,390	129,883	293,159	633,757	437,228	945,747
Class R	2,326	5,651	11,798	24,075	11,053	30,399
Class T1 (B)	—	66	—	143	—	125
Advisor Class (B)	—	66	—	500	—	127
	2,311,693	5,602,381	7,313,434	15,956,331	10,770,177	23,585,018
Shares redeemed:
Class A	(10,983,031)	(15,975,739)	(14,597,973)	(15,657,203)	(25,014,624)	(28,429,441)
Class B (A)	—	(7,013)	—	(12,478)	—	(23,779)
Class C	(2,474,161)	(4,158,158)	(3,857,618)	(5,936,156)	(5,899,910)	(11,358,274)
Class I	(669,592)	(1,569,598)	(1,980,725)	(1,924,024)	(2,653,593)	(3,596,197)
Class R	(13,107)	(65,025)	(43,233)	(51,344)	(36,579)	(157,173)
Class T1 (B)	—	(1,035)	—	(885)	—	(946)
Advisor Class (B)	—	(1,035)	—	(3,082)	—	(954)
	(14,139,891)	(21,777,603)	(20,479,549)	(23,585,172)	(33,604,706)	(43,566,764)
Automatic conversions:
Class A	—	62,536	—	318,331	—	386,203
Class B (A)	—	(62,587)	—	(320,045)	—	(372,463)
	—	(51)	—	(1,714)	—	13,740
Automatic conversions:
Class A	2,594,663	3,401,919	2,798,707	4,880,226	5,898,775	9,541,413
Class C	(2,618,578)	(3,431,499)	(2,887,338)	(5,033,825)	(5,841,771)	(9,489,350)
	(23,915)	(29,580)	(88,631)	(153,599)	57,004	52,063
Net increase (decrease) in shares outstanding:
Class A	(3,537,188)	(5,302,638)	(3,614,485)	4,055,940	(7,157,717)	3,030,972
Class B (A)	—	(64,899)	—	(286,269)	—	(353,764)
Class C	(3,812,578)	(5,691,747)	(4,511,794)	(5,942,941)	(8,724,218)	(13,729,863)
Class I	(108,002)	(332,749)	(710,310)	(226,904)	(1,088,409)	(340,206)
Class R	(294)	(46,439)	(19,619)	(3,609)	(6,453)	(83,128)
Class T1 (B)	—	(969)	—	(742)	—	(821)
Advisor Class (B)	—	(969)	—	(2,582)	—	(827)
	(7,458,062)	(11,440,410)	(8,856,208)	(2,407,107)	(16,976,797)	(11,477,637)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$20,668,154	$21,819,836	$4,948,119	$8,401,789	$2,131,237	$4,472,911
Net realized gain (loss)	26,653,903	41,511,042	16,290,464	13,390,780	14,222,357	17,066,004
Net change in unrealized appreciation (depreciation)	21,647,801	53,074,922	688	11,487,816	(3,573,213)	(1,591,550)
Net increase (decrease) in net assets resulting from operations	68,969,858	116,405,800	21,239,271	33,280,385	12,780,381	19,947,365

Dividends and/or distributions to shareholders:
Class A	(58,438,292)	(97,926,773)	—	—	—	—
Class B (A)	—	(80,583)	—	—	—	—
Class C	(11,263,996)	(29,528,153)	—	—	—	—
Class I	(2,767,894)	(4,341,322)	—	—	—	—
Class R	(157,265)	(385,996)	(20,168,791)	(19,664,230)	(19,278,954)	(18,105,373)
Class R4	—	—	(608,090)	(901,809)	(978,965)	(2,388,591)
Class T1 (B)	—	(939)	—	—	—	—
Advisor Class (B)	—	(948)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(72,627,447)	(132,264,714)	(20,776,881)	(20,566,039)	(20,257,919)	(20,493,964)

Capital share transactions:
Proceeds from shares sold:
Class A	30,017,163	44,357,919	—	—	—	—
Class B (A)	—	28,373	—	—	—	—
Class C	10,424,520	15,689,310	—	—	—	—
Class I	12,218,149	22,200,013	—	—	—	—
Class R	774,819	668,340	2,114,589	468,562	1,268,070	957,908
Class R4	—	—	698,129	698,517	155,806	1,022,362
	53,434,651	82,943,955	2,812,718	1,167,079	1,423,876	1,980,270
Dividends and/or distributions reinvested:
Class A	55,569,149	93,193,725	—	—	—	—
Class B (A)	—	80,561	—	—	—	—
Class C	10,681,641	27,987,898	—	—	—	—
Class I	2,685,924	4,155,278	—	—	—	—
Class R	151,836	306,789	20,168,791	19,664,230	19,278,954	18,105,373
Class R4	—	—	608,090	901,809	978,965	2,388,591
Class T1 (B)	—	939	—	—	—	—
Advisor Class (B)	—	948	—	—	—	—
	69,088,550	125,726,138	20,776,881	20,566,039	20,257,919	20,493,964
Cost of shares redeemed:
Class A	(202,372,737)	(263,016,042)	—	—	—	—
Class B (A)	—	(92,318)	—	—	—	—
Class C	(52,219,205)	(111,144,409)	—	—	—	—
Class I	(21,881,098)	(24,733,916)	—	—	—	—
Class R	(942,847)	(2,116,311)	(54,407,584)	(57,297,281)	(26,397,524)	(32,181,999)
Class R4	—	—	(1,956,563)	(8,462,199)	(4,613,304)	(19,624,099)
Class T1 (B)	—	(10,739)	—	—	—	—
Advisor Class (B)	—	(10,781)	—	—	—	—
	(277,415,887)	(401,124,516)	(56,364,147)	(65,759,480)	(31,010,828)	(51,806,098)
Automatic conversions:
Class A	—	1,287,957	—	—	—	—
Class B (A)	—	(1,287,957)	—	—	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	56,508,744	76,379,755	—	—	—	—
Class C	(56,508,744)	(76,379,755)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(154,892,686)	(192,454,423)	(32,774,548)	(44,026,362)	(9,329,033)	(29,331,864)
Net increase (decrease) in net assets	(158,550,275)	(208,313,337)	(32,312,158)	(31,312,016)	(16,806,571)	(29,878,463)

Net assets:
Beginning of year	1,385,619,338	1,593,932,675	341,438,287	372,750,303	186,087,322	215,965,785
End of year	$1,227,069,063	$1,385,619,338	$309,126,129	$341,438,287	$169,280,751	$186,087,322

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Asset Allocation Intermediate Horizon		Transamerica Asset Allocation Long Horizon
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	2,711,548	4,037,633	—	—	—	—
Class B (A)	—	2,455	—	—	—	—
Class C	930,595	1,416,741	—	—	—	—
Class I	1,097,888	2,009,704	—	—	—	—
Class R	70,566	60,701	199,418	46,404	125,226	95,289
Class R4	—	—	67,365	69,142	15,963	101,947
	4,810,597	7,527,234	266,783	115,546	141,189	197,236
Shares reinvested:
Class A	4,992,735	9,127,691	—	—	—	—
Class B (A)	—	7,543	—	—	—	—
Class C	949,479	2,722,558	—	—	—	—
Class I	241,757	408,181	—	—	—	—
Class R	13,679	30,166	1,965,214	2,081,178	1,951,370	2,058,634
Class R4	—	—	59,329	95,527	99,054	271,282
Class T1 (B)	—	91	—	—	—	—
Advisor Class (B)	—	93	—	—	—	—
	6,197,650	12,296,323	2,024,543	2,176,705	2,050,424	2,329,916
Shares redeemed:
Class A	(18,326,054)	(23,729,672)	—	—	—	—
Class B (A)	—	(7,922)	—	—	—	—
Class C	(4,706,926)	(10,003,669)	—	—	—	—
Class I	(1,978,895)	(2,240,543)	—	—	—	—
Class R	(87,279)	(195,388)	(5,411,528)	(5,645,262)	(2,749,736)	(3,203,524)
Class R4	—	—	(182,252)	(812,685)	(435,777)	(1,899,358)
Class T1 (B)	—	(984)	—	—	—	—
Advisor Class (B)	—	(992)	—	—	—	—
	(25,099,154)	(36,179,170)	(5,593,780)	(6,457,947)	(3,185,513)	(5,102,882)
Automatic conversions:
Class A	—	116,286	—	—	—	—
Class B (A)	—	(111,668)	—	—	—	—
	—	4,618	—	—	—	—
Automatic conversions:
Class A	5,093,193	6,857,680	—	—	—	—
Class C	(5,061,566)	(6,839,497)	—	—	—	—
	31,627	18,183	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(5,528,578)	(3,590,382)	—	—	—	—
Class B (A)	—	(109,592)	—	—	—	—
Class C	(7,888,418)	(12,703,867)	—	—	—	—
Class I	(639,250)	177,342	—	—	—	—
Class R	(3,034)	(104,521)	(3,246,896)	(3,517,680)	(673,140)	(1,049,601)
Class R4	—	—	(55,558)	(648,016)	(320,760)	(1,526,129)
Class T1 (B)	—	(893)	—	—	—	—
Advisor Class (B)	—	(899)	—	—	—	—
	(14,059,280)	(16,332,812)	(3,302,454)	(4,165,696)	(993,900)	(2,575,730)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation Short Horizon
	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$2,465,034	$3,527,942
Net realized gain (loss)	1,536,575	510,500
Net change in unrealized appreciation (depreciation)	2,148,311	7,310,773
Net increase (decrease) in net assets resulting from operations	6,149,920	11,349,215

Dividends and/or distributions to shareholders:
Class R	(3,130,959)	(3,903,449)
Class R4	(66,088)	(97,873)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,197,047)	(4,001,322)

Capital share transactions:
Proceeds from shares sold:
Class R	2,089,523	1,892,149
Class R4	117,376	253,085
	2,206,899	2,145,234
Dividends and/or distributions reinvested:
Class R	3,130,959	3,903,449
Class R4	66,088	97,873
	3,197,047	4,001,322
Cost of shares redeemed:
Class R	(16,791,049)	(24,046,669)
Class R4	(2,435,117)	(918,919)
	(19,226,166)	(24,965,588)
Net increase (decrease) in net assets resulting from capital share transactions	(13,822,220)	(18,819,032)
Net increase (decrease) in net assets	(10,869,347)	(11,471,139)

Net assets:
Beginning of year	133,813,615	145,284,754
End of year	$122,944,268	$133,813,615

Capital share transactions - shares:
Shares issued:
Class R	202,363	189,895
Class R4	11,361	25,168
	213,724	215,063
Shares reinvested:
Class R	306,604	395,283
Class R4	6,508	9,904
	313,112	405,187
Shares redeemed:
Class R	(1,633,691)	(2,410,230)
Class R4	(233,887)	(89,902)
	(1,867,578)	(2,500,132)
Net increase (decrease) in shares outstanding:
Class R	(1,124,724)	(1,825,052)
Class R4	(216,018)	(54,830)
	(1,340,742)	(1,879,882)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.76	$10.67	$11.59	$11.18	$11.40

Investment operations:
Net investment income (loss) (A)	0.19	0.19	0.25	0.24	0.23	(B)
Net realized and unrealized gain (loss)	0.47	0.65	(0.43)	0.71	0.18
Total investment operations	0.66	0.84	(0.18)	0.95	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)	(0.25)	(0.25)	(0.25)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.38)	(0.75)	(0.74)	(0.54)	(0.63)

Net asset value, end of year	$11.04	$10.76	$10.67	$11.59	$11.18
Total return (C)	6.32%	8.64%	(1.77)%	8.78%	3.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$586,536	$610,131	$661,621	$734,113	$622,495
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.48%	0.49%	0.47%	0.47%	0.48%
Including waiver and/or reimbursement and recapture	0.48%	0.49%	0.47%	0.47%	0.47	%(B)
Net investment income (loss) to average net assets	1.78%	1.81%	2.21%	2.15%	2.12	%(B)
Portfolio turnover rate	28%	4%	20%	18%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.68	$10.59	$11.49	$11.08	$11.30

Investment operations:
Net investment income (loss) (A)	0.12	0.11	0.16	0.17	0.17	(B)
Net realized and unrealized gain (loss)	0.44	0.65	(0.42)	0.69	0.16
Total investment operations	0.56	0.76	(0.26)	0.86	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.10)	(0.15)	(0.16)	(0.17)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.33)	(0.67)	(0.64)	(0.45)	(0.55)

Net asset value, end of year	$10.91	$10.68	$10.59	$11.49	$11.08
Total return (C)	5.37%	7.82%	(2.46)%	7.99%	3.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,565	$126,367	$185,581	$331,669	$405,546
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	1.23%	1.22%
Including waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	1.23%	1.21	%(B)
Net investment income (loss) to average net assets	1.12%	1.07%	1.48%	1.51%	1.56	%(B)
Portfolio turnover rate	28%	4%	20%	18%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.80		$10.70	$11.62	$11.21	$11.42

Investment operations:
Net investment income (loss) (A)	0.22		0.21	0.28	0.28	0.28	(B)
Net realized and unrealized gain (loss)	0.46		0.67	(0.44)	0.69	0.16
Total investment operations	0.68		0.88	(0.16)	0.97	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.21)	(0.27)	(0.27)	(0.27)
Net realized gains	(0.19)		(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.40)		(0.78)	(0.76)	(0.56)	(0.65)

Net asset value, end of year	$11.08		$10.80	$10.70	$11.62	$11.21
Total return	6.48%		8.95%	(1.56)%	8.97%	4.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,655		$16,423	$19,845	$29,213	$25,946
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%		0.27%	0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.24	%(D)	0.27%	0.26%	0.26%	0.25	%(B)
Net investment income (loss) to average net assets	2.04%		1.98%	2.51%	2.46%	2.50	%(B)
Portfolio turnover rate	28%		4%	20%	18%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.89	$10.78	$11.70	$11.28	$11.49

Investment operations:
Net investment income (loss) (A)	0.15	0.15	0.20	0.21	0.22	(B)
Net realized and unrealized gain (loss)	0.48	0.67	(0.42)	0.70	0.15
Total investment operations	0.63	0.82	(0.22)	0.91	0.37

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)	(0.21)	(0.20)	(0.20)
Net realized gains	(0.19)	(0.57)	(0.49)	(0.29)	(0.38)
Total dividends and/or distributions to shareholders	(0.36)	(0.71)	(0.70)	(0.49)	(0.58)

Net asset value, end of year	$11.16	$10.89	$10.78	$11.70	$11.28
Total return	5.90%	8.28%	(2.10)%	8.35%	3.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$873	$855	$1,347	$1,359	$1,209
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.76%	0.86%	0.83%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.76%	0.86%	0.83%	0.85%	0.85	%(B)
Net investment income (loss) to average net assets	1.42%	1.41%	1.82%	1.88%	1.97	%(B)
Portfolio turnover rate	28%	4%	20%	18%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.01	$14.38	$16.35	$14.71	$15.57

Investment operations:
Net investment income (loss) (A)	0.17	0.11	0.26	0.23	0.23	(B)
Net realized and unrealized gain (loss)	0.48	0.67	(0.56)	2.55	0.24
Total investment operations	0.65	0.78	(0.30)	2.78	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.32)	(0.24)	(0.23)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.13)	(2.15)	(1.67)	(1.14)	(1.33)

Net asset value, end of year	$12.53	$13.01	$14.38	$16.35	$14.71
Total return (C)	5.01%	7.89%	(2.33)%	20.19%	3.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$809,244	$887,342	$922,131	$830,875	$727,751
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.53%	0.54%	0.51%	0.52%	0.53%
Including waiver and/or reimbursement and recapture	0.53%	0.54%	0.51%	0.52%	0.52	%(B)
Net investment income (loss) to average net assets	1.40%	0.90%	1.65%	1.53%	1.63	%(B)
Portfolio turnover rate	26%	1%	32%	9%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.59	$13.88	$15.82	$14.26	$15.13

Investment operations:
Net investment income (loss) (A)	0.09	0.03	0.15	0.13	0.13	(B)
Net realized and unrealized gain (loss)	0.44	0.64	(0.55)	2.46	0.21
Total investment operations	0.53	0.67	(0.40)	2.59	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	—	(0.19)	(0.13)	(0.11)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.01)	(1.96)	(1.54)	(1.03)	(1.21)

Net asset value, end of year	$12.11	$12.59	$13.88	$15.82	$14.26
Total return (C)	4.13%	7.10%	(3.03)%	19.31%	2.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$143,282	$205,681	$309,195	$628,621	$660,687
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.31%	1.31%	1.26%	1.26%	1.27%
Including waiver and/or reimbursement and recapture	1.31%	1.31%	1.26%	1.26%	1.26	%(B)
Net investment income (loss) to average net assets	0.74%	0.25%	1.02%	0.91%	0.93	%(B)
Portfolio turnover rate	26%	1%	32%	9%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.01		$14.38	$16.36	$14.72	$15.59

Investment operations:
Net investment income (loss) (A)	0.22		0.16	0.30	0.23	0.28	(B)
Net realized and unrealized gain (loss)	0.47		0.65	(0.57)	2.59	0.22
Total investment operations	0.69		0.81	(0.27)	2.82	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.22)	(0.36)	(0.28)	(0.27)
Net realized gains	(0.92)		(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.17)		(2.18)	(1.71)	(1.18)	(1.37)

Net asset value, end of year	$12.53		$13.01	$14.38	$16.36	$14.72
Total return	5.31%		8.19%	(2.11)%	20.52%	3.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$32,886		$43,396	$51,209	$56,253	$32,116
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%		0.27%	0.26%	0.26%	0.26%
Including waiver and/or reimbursement and recapture	0.25	%(D)	0.27%	0.26%	0.26%	0.25	%(B)
Net investment income (loss) to average net assets	1.81%		1.25%	1.95%	1.50%	1.96	%(B)
Portfolio turnover rate	26%		1%	32%	9%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.89	$14.22	$16.20	$14.57	$15.45

Investment operations:
Net investment income (loss) (A)	0.14	0.08	0.22	0.18	0.21	(B)
Net realized and unrealized gain (loss)	0.47	0.67	(0.57)	2.55	0.20
Total investment operations	0.61	0.75	(0.35)	2.73	0.41

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.12)	(0.28)	(0.20)	(0.19)
Net realized gains	(0.92)	(1.96)	(1.35)	(0.90)	(1.10)
Total dividends and/or distributions to shareholders	(1.09)	(2.08)	(1.63)	(1.10)	(1.29)

Net asset value, end of year	$12.41	$12.89	$14.22	$16.20	$14.57
Total return	4.72%	7.71%	(2.67)%	19.94%	2.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,625	$1,940	$2,193	$2,702	$2,142
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.76%	0.80%	0.79%	0.80%	0.86%
Including waiver and/or reimbursement and recapture	0.76%	0.80%	0.79%	0.80%	0.85	%(B)
Net investment income (loss) to average net assets	1.17%	0.61%	1.41%	1.19%	1.47	%(B)
Portfolio turnover rate	26%	1%	32%	9%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.05	$12.81	$14.38	$13.34	$13.93

Investment operations:
Net investment income (loss) (A)	0.18	0.16	0.27	0.26	0.23	(B)
Net realized and unrealized gain (loss)	0.50	0.69	(0.50)	1.67	0.20
Total investment operations	0.68	0.85	(0.23)	1.93	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.30)	(0.25)	(0.23)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.86)	(1.61)	(1.34)	(0.89)	(1.02)

Net asset value, end of year	$11.87	$12.05	$12.81	$14.38	$13.34
Total return (C)	5.75%	8.37%	(2.02)%	15.32%	3.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,423,975	$1,531,349	$1,589,016	$1,434,214	$1,315,381
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.50%	0.51%	0.49%	0.49%	0.50%
Including waiver and/or reimbursement and recapture	0.50%	0.51%	0.49%	0.49%	0.49	%(B)
Net investment income (loss) to average net assets	1.59%	1.36%	1.98%	1.89%	1.76	%(B)
Portfolio turnover rate	28%	3%	32%	14%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.10	$12.72		$14.28	$13.24	$13.82

Investment operations:
Net investment income (loss) (A)	0.11	0.08		0.18	0.17	0.14	(B)
Net realized and unrealized gain (loss)	0.48	0.70		(0.52)	1.65	0.19
Total investment operations	0.59	0.78		(0.34)	1.82	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.00	)(C)	(0.18)	(0.14)	(0.12)
Net realized gains	(0.63)	(1.40)		(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.73)	(1.40)		(1.22)	(0.78)	(0.91)

Net asset value, end of year	$11.96	$12.10		$12.72	$14.28	$13.24
Total return (D)	4.97%	7.60%		(2.82)%	14.48%	2.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$245,806	$354,235		$547,237	$1,123,771	$1,286,726
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.27%	1.28%		1.24%	1.24%	1.24%
Including waiver and/or reimbursement and recapture	1.27%	1.28%		1.24%	1.24%	1.23	%(B)
Net investment income (loss) to average net assets	0.93%	0.68%		1.33%	1.25%	1.05	%(B)
Portfolio turnover rate	28%	3%		32%	14%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.04		$12.80	$14.38	$13.34	$13.93

Investment operations:
Net investment income (loss) (A)	0.22		0.19	0.30	0.27	0.27	(B)
Net realized and unrealized gain (loss)	0.50		0.68	(0.51)	1.69	0.19
Total investment operations	0.72		0.87	(0.21)	1.96	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.23)	(0.33)	(0.28)	(0.26)
Net realized gains	(0.63)		(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.89)		(1.63)	(1.37)	(0.92)	(1.05)

Net asset value, end of year	$11.87		$12.04	$12.80	$14.38	$13.34
Total return	6.12%		8.64%	(1.84)%	15.62%	3.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,844		$72,827	$81,772	$85,959	$53,166
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.25%		0.26%	0.25%	0.25%	0.25%
Including waiver and/or reimbursement and recapture	0.24	%(D)	0.26%	0.25%	0.25%	0.24	%(B)
Net investment income (loss) to average net assets	1.92%		1.65%	2.24%	1.96%	2.04	%(B)
Portfolio turnover rate	28%		3%	32%	14%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.99	$12.73	$14.30	$13.26	$13.85

Investment operations:
Net investment income (loss) (A)	0.14	0.13	0.24	0.18	0.21	(B)
Net realized and unrealized gain (loss)	0.51	0.68	(0.52)	1.70	0.18
Total investment operations	0.65	0.81	(0.28)	1.88	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.25)	(0.20)	(0.19)
Net realized gains	(0.63)	(1.40)	(1.04)	(0.64)	(0.79)
Total dividends and/or distributions to shareholders	(0.80)	(1.55)	(1.29)	(0.84)	(0.98)

Net asset value, end of year	$11.84	$11.99	$12.73	$14.30	$13.26
Total return	5.51%	8.08%	(2.33)%	15.03%	3.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,979	$2,082	$3,268	$4,246	$4,483
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.76%	0.76%	0.79%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.76%	0.76%	0.78	%(B)
Net investment income (loss) to average net assets	1.26%	1.12%	1.74%	1.36%	1.61	%(B)
Portfolio turnover rate	28%	3%	32%	14%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.46	$11.64	$12.80	$12.11	$12.46

Investment operations:
Net investment income (loss) (A)	0.19	0.18	0.26	0.25	0.24	(B)
Net realized and unrealized gain (loss)	0.47	0.69	(0.47)	1.08	0.18
Total investment operations	0.66	0.87	(0.21)	1.33	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.23)	(0.27)	(0.23)	(0.25)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.64)	(1.05)	(0.95)	(0.64)	(0.77)

Net asset value, end of year	$11.48	$11.46	$11.64	$12.80	$12.11
Total return (C)	5.93%	8.51%	(1.89)%	11.54%	3.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,004,834	$1,066,485	$1,124,731	$1,094,724	$1,000,707
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.49%	0.49%	0.48%	0.48%	0.48%
Including waiver and/or reimbursement and recapture	0.49%	0.49%	0.48%	0.48%	0.47	%(B)
Net investment income (loss) to average net assets	1.72%	1.64%	2.12%	2.07%	2.04	%(B)
Portfolio turnover rate	24%	4%	25%	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.47	$11.55	$12.70	$12.01	$12.36

Investment operations:
Net investment income (loss) (A)	0.12	0.10	0.17	0.17	0.16	(B)
Net realized and unrealized gain (loss)	0.45	0.70	(0.48)	1.06	0.17
Total investment operations	0.57	0.80	(0.31)	1.23	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.06)	(0.16)	(0.13)	(0.16)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.52)	(0.88)	(0.84)	(0.54)	(0.68)

Net asset value, end of year	$11.52	$11.47	$11.55	$12.70	$12.01
Total return (C)	5.06%	7.77%	(2.68)%	10.69%	2.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$176,866	$266,489	$415,277	$786,977	$939,970
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.27%	1.26%	1.23%	1.22%	1.22%
Including waiver and/or reimbursement and recapture	1.27%	1.26%	1.23%	1.22%	1.21	%(B)
Net investment income (loss) to average net assets	1.07%	0.93%	1.43%	1.43%	1.40	%(B)
Portfolio turnover rate	24%	4%	25%	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.46		$11.63	$12.80	$12.11	$12.46

Investment operations:
Net investment income (loss) (A)	0.22		0.20	0.29	0.28	0.28	(B)
Net realized and unrealized gain (loss)	0.47		0.70	(0.48)	1.08	0.17
Total investment operations	0.69		0.90	(0.19)	1.36	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.25)	(0.30)	(0.26)	(0.28)
Net realized gains	(0.39)		(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.67)		(1.07)	(0.98)	(0.67)	(0.80)

Net asset value, end of year	$11.48		$11.46	$11.63	$12.80	$12.11
Total return	6.19%		8.86%	(1.73)%	11.80%	3.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$42,338		$49,587	$48,287	$59,664	$43,818
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%		0.26%	0.26%	0.25%	0.25%
Including waiver and/or reimbursement and recapture	0.25	%(D)	0.26%	0.26%	0.25%	0.24	%(B)
Net investment income (loss) to average net assets	2.00%		1.84%	2.40%	2.26%	2.40	%(B)
Portfolio turnover rate	24%		4%	25%	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.39	$11.57	$12.72	$12.03	$12.39

Investment operations:
Net investment income (loss) (A)	0.16	0.17	0.22	0.17	0.21	(B)
Net realized and unrealized gain (loss)	0.47	0.66	(0.46)	1.13	0.17
Total investment operations	0.63	0.83	(0.24)	1.30	0.38

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.19)	(0.23)	(0.20)	(0.22)
Net realized gains	(0.39)	(0.82)	(0.68)	(0.41)	(0.52)
Total dividends and/or distributions to shareholders	(0.60)	(1.01)	(0.91)	(0.61)	(0.74)

Net asset value, end of year	$11.42	$11.39	$11.57	$12.72	$12.03
Total return	5.72%	8.21%	(2.08)%	11.20%	3.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,031	$3,058	$4,313	$4,693	$5,256
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.73%	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.73%	0.74%	0.73%	0.73%	0.72	%(B)
Net investment income (loss) to average net assets	1.46%	1.54%	1.82%	1.38%	1.80	%(B)
Portfolio turnover rate	24%	4%	25%	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.57	$10.22	$10.38	$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.24	0.16	0.05
Net realized and unrealized gain (loss)	0.58	0.69	(0.16)	0.37
Total investment operations	0.74	0.93	—	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.24)	(0.16)	(0.04)
Net realized gains	(0.49)	(0.34)	—	—
Total dividends and/or distributions to shareholders	(0.65)	(0.58)	(0.16)	(0.04)

Net asset value, end of period/year	$10.66	$10.57	$10.22	$10.38
Total return	7.33%	9.85%	(0.07)%	4.24	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$300,319	$332,117	$357,118	$424,721
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	1.53%	2.35%	1.51%	0.99	%(E)
Portfolio turnover rate	48%	35%	27%	26	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Intermediate Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.57	$10.22	$10.38	$9.58		$9.23	$9.35

Investment operations:
Net investment income (loss) (D)	0.18	0.26	0.18	0.13		0.18	0.15
Net realized and unrealized gain (loss)	0.59	0.69	(0.16)	0.78		0.35	(0.12)
Total investment operations	0.77	0.95	0.02	0.91		0.53	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.26)	(0.18)	(0.11)		(0.18)	(0.15)
Net realized gains	(0.49)	(0.34)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.68)	(0.60)	(0.18)	(0.11)		(0.18)	(0.15)

Net asset value, end of period/year	$10.66	$10.57	$10.22	$10.38		$9.58	$9.23
Total return	7.61%	10.10%	0.18%	9.53	%(E)	5.74%	0.26%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,807	$9,321	$15,632	$20,852		$78,806	$79,613
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.21	%(G)	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.20	%(G)	0.10%	0.10%
Net investment income (loss) to average net assets	1.75%	2.60%	1.73%	1.37	%(G)	1.88%	1.57%
Portfolio turnover rate	48%	35%	27%	26	%(E)	45%	42%

(A)	Transamerica Institutional Asset Allocation – Intermediate Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Intermediate Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.23-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.50	$10.64	$10.68		$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.22	0.10		0.01
Net realized and unrealized gain (loss)	0.67	0.68	(0.05	)(C)	0.68
Total investment operations	0.79	0.90	0.05		0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.23)	(0.09)		(0.01)
Net realized gains	(1.04)	(0.81)	—		—
Total dividends and/or distributions to shareholders	(1.17)	(1.04)	(0.09)		(0.01)

Net asset value, end of period/year	$10.12	$10.50	$10.64		$10.68
Total return	7.72%	10.28%	0.47%		6.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$164,147	$177,392	$190,928		$225,869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%		0.62	%(F)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%		0.60	%(F)
Net investment income (loss) to average net assets	1.19%	2.16%	0.86%		0.14	%(F)
Portfolio turnover rate	52%	40%	30%		35	%(D)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Long Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.51	$10.64	$10.68		$9.38		$8.87	$8.92

Investment operations:
Net investment income (loss) (D)	0.14	0.25	0.12		0.06		0.11	0.11
Net realized and unrealized gain (loss)	0.67	0.67	(0.04	)(E)	1.31		0.51	(0.05)
Total investment operations	0.81	0.92	0.08		1.37		0.62	0.06

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)	(0.12)		(0.07)		(0.11)	(0.11)
Net realized gains	(1.04)	(0.81)	—		—		—	—
Total dividends and/or distributions to shareholders	(1.19)	(1.05)	(0.12)		(0.07)		(0.11)	(0.11)

Net asset value, end of period/year	$10.13	$10.51	$10.64		$10.68		$9.38	$8.87
Total return	7.98%	10.57%	0.72%		14.69	%(F)	7.07%	0.63%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,134	$8,695	$25,038		$32,618		$28,489	$28,659
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%		0.28	%(H)	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%		0.26	%(H)	0.10%	0.10%
Net investment income (loss) to average net assets	1.44%	2.47%	1.09%		0.64	%(H)	1.29%	1.19%
Portfolio turnover rate	52%	40%	30%		35	%(F)	28%	43%

(A)	Transamerica Institutional Asset Allocation – Long Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Long Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.22-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.29	$9.76	$10.10	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.25	0.22	0.08
Net realized and unrealized gain (loss)	0.30	0.57	(0.34)	0.09
Total investment operations	0.50	0.82	(0.12)	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.26)	(0.22)	(0.07)
Net realized gains	(0.05)	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.25)	(0.29)	(0.22)	(0.07)

Net asset value, end of period/year	$10.54	$10.29	$9.76	$10.10
Total return	5.02%	8.51%	(1.21)%	1.72	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$122,392	$131,052	$142,129	$181,866
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	1.91%	2.53%	2.21%	1.77	%(E)
Portfolio turnover rate	29%	26%	52%	22	%(C)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Asset Allocation Short Horizon
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$10.29	$9.76	$10.10	$9.81		$9.63	$9.92

Investment operations:
Net investment income (loss) (D)	0.24	0.28	0.23	0.17		0.25	0.21
Net realized and unrealized gain (loss)	0.29	0.57	(0.33)	0.28		0.18	(0.28)
Total investment operations	0.53	0.85	(0.10)	0.45		0.43	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.29)	(0.24)	(0.16)		(0.25)	(0.22)
Net realized gains	(0.05)	(0.03)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.28)	(0.32)	(0.24)	(0.16)		(0.25)	(0.22)

Net asset value, end of period/year	$10.54	$10.29	$9.76	$10.10		$9.81	$9.63
Total return	5.29%	8.78%	(1.01)%	4.49	%(E)	4.48%	(0.72)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$552	$2,762	$3,156	$6,959		$11,896	$12,349
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.23	%(G)	0.10%	0.10%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.22	%(G)	0.10%	0.10%
Net investment income (loss) to average net assets	2.32%	2.75%	2.30%	1.98	%(G)	2.53%	2.07%
Portfolio turnover rate	29%	26%	52%	22	%(E)	49%	60%

(A)	Transamerica Institutional Asset Allocation – Short Horizon reorganized into the Fund on May 19, 2017. Prior to May 19, 2017, information provided reflects Transamerica Institutional Asset Allocation – Short Horizon, which was the accounting and performance survivor of the reorganization.
(B)	Effective May 19, 2017, the Fund underwent a 1.11-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS

At October 31, 2020

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”)	A,C,I,R
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”)	A,C,I,R
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”)	A,C,I,R
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”)	A,C,I,R
Transamerica Asset Allocation Intermediate Horizon (“Intermediate Horizon”)	R,R4
Transamerica Asset Allocation Long Horizon (“Long Horizon”)	R,R4
Transamerica Asset Allocation Short Horizon (“Short Horizon”)	R,R4

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Each Fund, a “fund of fund”, invests the majority of its assets among certain other series of the Trust (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM is responsible for the day-to-day management of Intermediate Horizon, Long Horizon and Short Horizon. For each of the other Funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of these other Funds without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

1. ORGANIZATION (continued)

sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2020 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2020, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2020, the Funds have not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2020. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(511,374)	$—	$—	$(511,374)
Total	$—	$—	$(511,374)	$—	$—	$(511,374)

Asset Allocation – Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(603,056)	$—	$—	$(603,056)
Total	$—	$—	$(603,056)	$—	$—	$(603,056)

Asset Allocation – Moderate Growth
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(440,699)	$—	$—	$(440,699)
Total	$—	$—	$(440,699)	$—	$—	$(440,699)

Asset Allocation – Moderate
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(472,908)	$—	$—	$(472,908)
Total	$—	$—	$(472,908)	$—	$—	$(472,908)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2020. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Asset Allocation – Conservative
Futures contracts	$—	$—	$(511,374)	$—	$—	$(511,374)
Total	$—	$—	$(511,374)	$—	$—	$(511,374)

Asset Allocation – Growth
Futures contracts	$—	$—	$(603,056)	$—	$—	$(603,056)
Total	$—	$—	$(603,056)	$—	$—	$(603,056)

Asset Allocation – Moderate Growth
Futures contracts	$—	$—	$(440,699)	$—	$—	$(440,699)
Total	$—	$—	$(440,699)	$—	$—	$(440,699)

Asset Allocation – Moderate
Futures contracts	$—	$—	$(472,908)	$—	$—	$(472,908)
Total	$—	$—	$(472,908)	$—	$—	$(472,908)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2020.

	Asset Allocation – Conservative	Asset Allocation – Growth	Asset Allocation – Moderate Growth	Asset Allocation – Moderate
Futures contracts:
Average notional value of contracts – long	$1,537,612	$2,129,318	$3,169,145	$2,203,258

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market prices of a Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Fund fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Fund’s exposure to the risks described in the Fund’s prospectus will likely increase. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2020, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Conservative	$966,881	0.14%
Asset Allocation – Growth	—	—
Asset Allocation – Moderate Growth	2,768,966	0.16

Fund	Account Balance	Percentage of Net Assets
Asset Allocation – Moderate	$736,241	0.06%
Intermediate Horizon	309,126,129	100.00
Long Horizon	169,280,751	100.00
Short Horizon	122,944,268	100.00

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily ANA at the following rates:

Fund	Rate
Asset Allocation – Conservative
Effective August 28, 2020
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Prior to August 28, 2020	0.1225
Asset Allocation – Growth
Effective August 28, 2020
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Prior to August 28, 2020	0.1225
Asset Allocation – Moderate Growth
Effective August 28, 2020
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Prior to August 28, 2020	0.1225

Fund	Rate
Asset Allocation – Moderate
Effective August 28, 2020
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800
Prior to August 28, 2020	0.1225
Intermediate Horizon	0.1200
Long Horizon	0.1200
Short Horizon	0.1200

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Conservative
Class A	0.60%	March 1, 2021
Class C	1.35	March 1, 2021
Class I	0.35	March 1, 2021
Class R	0.95	March 1, 2021
Asset Allocation – Growth
Class A	0.60	March 1, 2021
Class C	1.35	March 1, 2021
Class I	0.35	March 1, 2021
Class R	0.95	March 1, 2021
Asset Allocation – Moderate Growth
Class A	0.60	March 1, 2021
Class C	1.35	March 1, 2021
Class I	0.35	March 1, 2021
Class R	0.85	March 1, 2021

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Moderate
Class A	0.60%	March 1, 2021
Class C	1.35	March 1, 2021
Class I	0.35	March 1, 2021
Class R	0.85	March 1, 2021
Intermediate Horizon
Class R	0.60	March 1, 2021
Class R4	0.35	March 1, 2021
Long Horizon
Class R	0.60	March 1, 2021
Class R4	0.35	March 1, 2021
Short Horizon
Class R	0.60	March 1, 2021
Class R4	0.35	March 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2018, October 31, 2019 and October 31, 2020, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year.

	Amounts Available
Fund	2018	2019	2020	Total
Intermediate Horizon
Class R	$80,174	$68,279	$62,371	$210,824
Class R4	5,229	4,035	2,620	11,884
Long Horizon
Class R	43,609	36,449	33,633	113,691
Class R4	8,135	6,110	2,336	16,581
Short Horizon
Class R	32,572	27,172	25,251	84,995
Class R4	1,502	880	577	2,959

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I.

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2020, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$295,638	$243
Class C	—	4,518
Asset Allocation – Growth
Class A	525,982	6,062
Class C	—	17,908

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Moderate Growth
Class A	$672,625	$22,251
Class C	—	17,726
Asset Allocation – Moderate
Class A	392,704	7,610
Class C	—	7,975

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2020, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$535,079	$43,721
Asset Allocation – Growth	1,331,801	107,459
Asset Allocation – Moderate Growth	1,860,534	150,468
Asset Allocation – Moderate	1,125,380	90,897
Intermediate Horizon	714	60
Long Horizon	639	41
Short Horizon	158	4

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended October 31, 2020.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$201,292,925	$314,570,899
Asset Allocation – Growth	265,147,509	472,611,349
Asset Allocation – Moderate Growth	511,441,461	867,918,175
Asset Allocation – Moderate	310,621,074	558,317,602
Intermediate Horizon	153,343,951	208,809,813
Long Horizon	91,500,167	122,126,881
Short Horizon	36,664,903	54,453,155

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Asset Allocation – Conservative	$642,886,115	$54,529,353	$(10,757,903)	$43,771,450
Asset Allocation – Growth	922,758,487	113,873,110	(52,218,078)	61,655,032
Asset Allocation – Moderate Growth	1,604,483,173	167,353,935	(59,673,097)	107,680,838
Asset Allocation – Moderate	1,128,175,531	115,808,150	(29,544,613)	86,263,537
Intermediate Horizon	302,808,693	14,014,094	(7,523,157)	6,490,937
Long Horizon	167,375,970	11,403,442	(9,406,501)	1,996,941
Short Horizon	118,891,880	4,908,592	(784,952)	4,123,640

As of October 31, 2020, the Funds had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2020, the Funds did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$12,668,475	$12,786,618	$—	$12,873,630	$44,801,054	$—
Asset Allocation – Growth	16,298,016	79,061,708	—	12,136,814	172,947,680	—
Asset Allocation – Moderate Growth	32,228,284	99,930,079	—	26,269,025	236,110,772	—
Asset Allocation – Moderate	26,689,293	45,938,154	—	23,952,424	108,312,290	—
Intermediate Horizon	5,037,819	15,739,062	—	8,465,568	12,100,471	—
Long Horizon	2,131,237	18,126,682	—	4,472,911	16,021,053	—
Short Horizon	2,514,207	682,840	—	3,634,407	366,915	—

As of October 31, 2020, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$869,532	$—	$14,946,987	$—	$—	$—	$43,771,450
Asset Allocation – Growth	—	—	38,292,119	—	(104,459)	—	61,655,032
Asset Allocation – Moderate Growth	1,095,180	—	54,915,722	—	—	—	107,680,838
Asset Allocation – Moderate	3,619,070	—	31,824,315	—	—	—	86,263,537
Intermediate Horizon	38,859	—	18,998,136	—	—	—	6,490,937
Long Horizon	—	—	16,219,881	—	—	—	1,996,941
Short Horizon	250,996	—	1,486,248	—	—	—	4,123,640

11. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s Class R4 underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Intermediate Horizon	May 19, 2017	1.23-for-1	6,178,610	7,629,144	Decrease	Increase
Long Horizon	May 19, 2017	1.22-for-1	2,274,630	2,783,722	Decrease	Increase
Short Horizon	May 19, 2017	1.11-for-1	963,865	1,072,255	Decrease	Increase

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon, and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon (collectively referred to as the “Funds”) (seven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting Transamerica Funds) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Transamerica Asset Allocation Intermediate Horizon Transamerica Asset Allocation Long Horizon Transamerica Asset Allocation Short Horizon	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period from January 1, 2017 through October 31, 2017, and for each of the two years in the period ended December 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2020

Transamerica Funds	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2020, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Asset Allocation – Conservative	$3,441,308
Asset Allocation – Growth	14,956,362
Asset Allocation – Moderate Growth	18,641,470
Asset Allocation – Moderate	9,204,705
Intermediate Horizon	2,294,845
Long Horizon	2,140,395
Short Horizon	204,422

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Asset Allocation – Conservative	14%
Asset Allocation – Growth	45
Asset Allocation – Moderate Growth	28
Asset Allocation – Moderate	17
Intermediate Horizon	34
Long Horizon	69
Short Horizon	7

For tax purposes, the long-term capital gain designations for the year ended October 31, 2020 are as follows:

Fund	Long-Term Capital Gain Designation
Asset Allocation – Conservative	$12,786,618
Asset Allocation – Growth	79,061,708
Asset Allocation – Moderate Growth	99,930,079
Asset Allocation – Moderate	45,938,154
Intermediate Horizon	15,739,062
Long Horizon	18,126,682
Short Horizon	682,840

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Asset Allocation – Conservative	$1,098,820	$150,898
Asset Allocation – Growth	4,945,600	571,108
Asset Allocation – Moderate Growth	6,237,618	759,695
Asset Allocation – Moderate	3,128,815	385,986
Intermediate Horizon	745,658	77,441
Long Horizon	807,754	79,255
Short Horizon	51,425	5,250

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation Intermediate Horizon
Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation Long Horizon
Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation Short Horizon
Transamerica Asset Allocation – Moderate Portfolio

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-adviser listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser
Transamerica Asset Allocation – Conservative Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Growth Portfolio	Morningstar Investment Management LLC
Transamerica Asset Allocation – Moderate Portfolio	Morningstar Investment Management LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board used the performance of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1-, 3- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees noted that, effective on or about August 28, 2020, Goldman Sachs Asset Management, L.P. will replace Morningstar Investment Management LLC as sub-adviser to the Fund and will begin managing the Fund pursuant to different investment strategies.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees noted that, effective on or about August 28, 2020, Goldman Sachs Asset Management, L.P. will replace Morningstar Investment Management LLC as sub-adviser to the Fund and will begin managing the Fund pursuant to different investment strategies.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2020. The Trustees noted that, effective on or about August 28, 2020, Goldman Sachs Asset Management, L.P. will replace Morningstar Investment Management LLC as sub-adviser to the Fund and will begin managing the Fund pursuant to different investment strategies.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at Morningstar Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2020. The Trustees noted that, effective on or about August 28, 2020, Goldman Sachs Asset Management, L.P. will replace Morningstar Investment Management LLC as sub-adviser to the Fund and will begin managing the Fund pursuant to different investment strategies.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe but below its composite benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Long Horizon. The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 1-, 5- and 10-year periods and below the median for the past 3-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Transamerica Asset Allocation Short Horizon. The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe but below its composite benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares or Class R4 Shares, where such class is offered. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, noting that sub-advisory fees payable to the Sub-Advisers are paid by TAM and not the Funds. The board also considered the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Intermediate Horizon. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Long Horizon. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation Short Horizon. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe.    The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2020

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO AND TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on June 17-18, 2020, the Board considered the termination of Morningstar Investment Management LLC (“Morningstar”) as sub-adviser to Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Asset Allocation – Moderate Growth Portfolio (each a “Fund,” and collectively, the “Funds”) and the approval of the proposed sub-advisory agreements (each a “GSAM Sub-Advisory Agreement,” and collectively the “GSAM Sub-Advisory Agreements”) between TAM and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Funds, as well as the approval of a revised management fee schedule for each Fund.

Following its review and consideration, the Board determined, with respect to each Fund, that the terms of the GSAM Sub-Advisory Agreement were reasonable and that the termination of Morningstar as sub-adviser to the Fund and the approval of the GSAM Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Morningstar and unanimously approved the GSAM Sub-Advisory Agreements for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedules.

Prior to reaching their decision, the Board Members requested and received from TAM and GSAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed GSAM Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the Funds and from GSAM as part of their regular oversight of other Funds sub-advised by GSAM, and knowledge they gained over time through meeting with TAM and GSAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about fees and performance of comparable funds and/or accounts managed by GSAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or GSAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the GSAM Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by GSAM under the GSAM Sub-Advisory Agreements, the Board considered information provided by TAM and GSAM regarding the operations, facilities, organization and personnel of GSAM, the anticipated ability of GSAM to perform its duties under the GSAM Sub-Advisory Agreements and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) GSAM is an experienced asset management firm; (ii) TAM is recommending that GSAM be appointed as sub-adviser to the Funds; and (iii) TAM believes that GSAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on TAM’s assessment of GSAM’s organization, investment personnel and experience sub-advising other Funds. The Board Members also considered GSAM’s proposed responsibilities and experience with the Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the GSAM Sub-Advisory Agreements nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that GSAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that GSAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered GSAM’s investment management experience, capabilities and resources. The Board reviewed the performance of the Funds for various trailing periods ended February 29, 2020 as compared to: (i) simulated, back-tested performance results of each Fund’s proposed strategy; (ii) each Fund’s current blended benchmark; and (iii) each Fund’s proposed blended benchmark.

Transamerica Asset Allocation – Conservative Portfolio. The Board Members noted that the back-tested annualized return (“Back-Tested Return”) was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted

Transamerica Funds	Annual Report 2020

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO AND TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

that the Back-Tested Return was above that of the Fund’s current and proposed blended benchmarks for the past 5-year period, but below the Fund’s current and proposed blended benchmarks for the past 1- and 3-year periods.

Transamerica Asset Allocation – Growth Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s proposed blended benchmark for the past 5-year period, but below the Fund’s proposed blended benchmark for the past 1- and 3-year periods. The Board Members also noted that the Back-Tested Return was below the Fund’s current blended benchmark for the past 1-, 3- and 5-year periods.

Transamerica Asset Allocation – Moderate Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s current blended benchmark and proposed blended benchmark for the past 5-year period, but below the Fund’s current blended benchmark and proposed blended benchmark for the past 1- and 3-year periods.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s proposed blended benchmark for the past 5-year period, but below the Fund’s proposed blended benchmark for the past 1- and 3-year periods. The Board Members also noted that the Back-Tested Return was below the Fund’s current blended benchmark for the past 1-, 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by GSAM, the Board concluded that GSAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Fund. The Board considered that, assuming implementation of the Fee Changes, based on assets as of February 29, 2020, the management fee of each Fund would be below the applicable Broadridge and Morningstar peer group medians, but the total expense ratio of each class of each Fund would be above the applicable Broadridge and Morningstar peer group medians. The Board also considered that the revised management fee schedule for each Fund would lower management fees at all asset levels, resulting in immediate savings for current shareholders, as well as additional savings as each Fund’s assets grow in size. The Board noted that although the new sub-advisory fee schedule for each Fund would increase contractual sub-advisory fees at asset levels above $750 million, GSAM had agreed to aggregate the Funds’ assets with those of another GSAM sub-advised Fund for purposes of determining breakpoints, which was expected to more than offset the contractual increase. The Board also noted that the Fee Changes were expected to result in lower total expense ratios for each class of each Fund. The Board considered the portion of each Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to GSAM and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board determined that the revised management fee schedule and new sub-advisory fee schedule for each Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to GSAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and GSAM, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board did not consider GSAM’s anticipated profitability to be material to its decision to approve the GSAM Sub-Advisory Agreements. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, at current asset levels, there was expected to be a decrease in the net management fees retained by TAM for Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Asset Allocation – Moderate Growth Portfolio and an increase in the net management fee retained by TAM for Transamerica Asset Allocation – Conservative Portfolio. The Board considered TAM’s view that each Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered that the revised management fee schedule and new sub-advisory fee schedule contain additional breakpoints at higher asset levels that would further benefit shareholders as the Funds grow in size. The Board Members also considered that the appointment of GSAM has the potential to attract additional assets due to GSAM’s established asset management capabilities. The Board Members concluded

Transamerica Funds	Annual Report 2020

TRANSAMERICA ASSET ALLOCATION – CONSERVATIVE PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – GROWTH PORTFOLIO, TRANSAMERICA ASSET ALLOCATION – MODERATE GROWTH PORTFOLIO AND TRANSAMERICA ASSET ALLOCATION – MODERATE PORTFOLIO

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Fund to TAM, and the sub-advisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Benefits to GSAM from its Relationships with the Funds. The Board considered other benefits expected to be derived by GSAM from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with GSAM or the Funds, and that GSAM may engage in soft dollar arrangements and receive such benefits on certain transactions, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and GSAM Sub-Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and GSAM Sub-Advisory Agreement for each Fund.

Transamerica Funds	Annual Report 2020

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 Funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

121	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);
Director, Aegon
Global Funds
(2016 – present);
Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and Director,
Mongeral Aegon
Investimentos

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust

Company (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

					Ltda. (2018 – present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast

Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	116	N/A
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);

Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (56)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board	116	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and TST (2007 – present); TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present); Registered Representative (2007 – 2016), TCI; Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión, Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); Director, Transamerica Funds Services, Inc. (2019 – present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Transamerica Funds	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Chief Compliance Officer (2019 – present), TAM; General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).
Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Anti-Money Laundering Officer (2019 – present), TAM; Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).
Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present); Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS; Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).
Timothy Bresnahan (52)	Senior Counsel and Assistant Secretary	Since 2020	Assistant Secretary, TET (2019 – present); Secretary, TET (2019); Senior Counsel, TAM (2008 – present).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2020

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2020

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

270224 10/20

© 2020 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2020.

We believe it is important to understand market conditions over the last fiscal year of the Funds to provide a context for reading this report. As the period began markets were exhibiting strength as the economy was reflecting the lowest unemployment rates in more than a half-century. In addition, wage growth was rising, inflation was benign, consumer spending was strong and the U.S. Federal Reserve (“Fed”) had just concluded a series of three rate cuts, taking the Fed Funds rate down to a lower bound of 1.50%. For these reasons, among others, many investors looked ahead to the year of 2020 with a sense of optimism.

By February of 2020, markets were digesting headlines about a rapidly spreading respiratory virus in China, and fears of its global transmission began to rattle markets. While equity markets peaked at record highs toward the end of February, it soon became clear that COVID-19 cases were expanding internationally and there would be dramatically negative economic impacts. A nationwide lockdown quickly went into effect by the middle of March, and while the Fed slashed short term rates to zero, this could not prevent widespread selling across the stock and credit markets resulting in the fastest 35% decline in the history of the S&P 500® Index by the final week of March. International markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year bond yield dropped to an all-time low of 0.54%.

Throughout the spring of 2020, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June 2020, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-virus high by the end of August. International markets also recovered as their economies opened more and global central banks such as the European Central Bank (“ECB”) also applied high degrees of monetary stimulus, however, they were unable to recover to pre-pandemic levels.

While stocks reached new record highs by Labor Day, volatility returned to the markets during September and October as COVID-19 case levels increased exponentially to daily numbers well in excess of earlier in the year. Election uncertainties and the inability of Congress to pass follow-up legislation on fiscal stimulus and economic relief to the soon expiring CARES Act also created investor angst. By the end of the Funds’ fiscal year, stocks were off their highs but still displaying historic improvement from the March lows, as investors began to focus on the prospects of a continuing economic recovery in 2021 and anxiously awaited news on a COVID-19 vaccine. International equity markets, which had recovered materially in the second quarter, remained relatively range bound since summer and continued to remain below pre-pandemic levels.

For the 12-month period ended October 31, 2020, the S&P 500® Index returned 9.71% while the MSCI EAFE Index, representing international developed market equities, returned -6.46%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 6.19%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results.

Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2020, and held for the entire six-month period until October 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Balanced II
Class I3	$1,000.00	$1,096.70	$3.00	$1,022.30	$2.90	0.57%
Class R	1,000.00	1,094.00	5.63	1,019.80	5.43	1.07

Transamerica Bond
Class A	1,000.00	1,049.60	5.00	1,020.30	4.93	0.97
Class C	1,000.00	1,045.70	7.92	1,017.40	7.81	1.54
Class I	1,000.00	1,051.80	2.63	1,022.60	2.59	0.51
Class I2	1,000.00	1,052.20	2.37	1,022.80	2.34	0.46
Class R6	1,000.00	1,052.20	2.37	1,022.80	2.34	0.46

Transamerica Capital Growth
Class A	1,000.00	1,517.80	6.65	1,019.90	5.33	1.05
Class C	1,000.00	1,512.40	11.37	1,016.10	9.12	1.80
Class I	1,000.00	1,519.50	5.26	1,021.00	4.22	0.83
Class I2	1,000.00	1,520.60	4.56	1,021.50	3.66	0.72
Class R6	1,000.00	1,520.60	4.56	1,021.50	3.66	0.72

Transamerica Dividend Focused
Class A	1,000.00	1,036.70	5.38	1,019.90	5.33	1.05
Class C	1,000.00	1,031.70	9.75	1,015.50	9.68	1.91
Class I	1,000.00	1,037.60	4.46	1,020.80	4.42	0.87
Class I2	1,000.00	1,038.20	3.94	1,021.30	3.91	0.77
Class R6	1,000.00	1,038.20	3.94	1,021.30	3.91	0.77

Transamerica Dynamic Income
Class A	1,000.00	1,042.70	4.72	1,020.50	4.67	0.92	(D)
Class C	1,000.00	1,038.70	8.56	1,016.70	8.47	1.67	(D)
Class I	1,000.00	1,044.00	3.44	1,021.80	3.41	0.67	(D)

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)		Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Emerging Markets Debt
Class A	$1,000.00	$1,130.20	$6.64		$1,018.90	$6.29	1.24%
Class C	1,000.00	1,126.80	10.00		1,015.70	9.47	1.87
Class I	1,000.00	1,132.90	4.40		1,021.00	4.17	0.82
Class I2	1,000.00	1,134.00	3.92		1,021.50	3.71	0.73
Class R6	1,000.00	1,132.90	3.91		1,021.50	3.71	0.73

Transamerica Emerging Markets Opportunities
Class I	1,000.00	1,232.90	5.50		1,020.20	4.98	0.98	(D)
Class I2	1,000.00	1,232.90	5.33		1,020.40	4.82	0.95	(D)

Transamerica Event Driven
Class I	1,000.00	1,092.50	7.47		1,018.00	7.20	1.42	(D)
Class I2	1,000.00	1,092.00	7.62		1,017.80	7.35	1.45	(D)

Transamerica Floating Rate
Class A	1,000.00	1,090.70	5.52		1,019.90	5.33	1.05	(D)
Class C	1,000.00	1,086.60	9.44		1,016.10	9.12	1.80	(D)
Class I	1,000.00	1,091.10	4.21		1,021.10	4.06	0.80	(D)
Class I2	1,000.00	1,091.90	4.21		1,021.10	4.06	0.80	(D)

Transamerica Global Equity
Class A	1,000.00	1,141.20	7.32		1,018.30	6.90	1.36	(D)
Class C	1,000.00	1,137.00	11.33		1,014.50	10.68	2.11	(D)
Class I	1,000.00	1,142.60	5.98		1,019.60	5.64	1.11	(D)
Class R6	1,000.00	1,143.30	5.33		1,020.20	5.03	0.99	(D)

Transamerica Government Money Market
Class A	1,000.00	1,000.60	1.01		1,024.10	1.02	0.20
Class C	1,000.00	1,002.90	1.01		1,024.10	1.02	0.20
Class I	1,000.00	1,000.50	0.80		1,024.30	0.81	0.16
Class I2	1,000.00	1,001.00	0.40		1,024.70	0.41	0.08
Class I3	1,000.00	1,001.00	0.40		1,024.70	0.41	0.08
Class R2	1,000.00	1,000.00	1.36		1,023.80	1.37	0.27
Class R4	1,000.00	1,001.50	(0.10)		1,025.20	(0.10)	(0.02)

Transamerica High Quality Bond
Class I3	1,000.00	1,044.10	2.26		1,022.90	2.24	0.44
Class R	1,000.00	1,040.40	4.77		1,020.50	4.72	0.93
Class R4	1,000.00	1,043.20	3.34		1,021.90	3.30	0.65

Transamerica High Yield Bond
Class A	1,000.00	1,108.80	5.25		1,020.20	5.03	0.99
Class C	1,000.00	1,106.60	9.16		1,016.40	8.77	1.73
Class I	1,000.00	1,114.40	3.24		1,022.10	3.10	0.61
Class I2	1,000.00	1,111.60	3.13		1,022.20	3.00	0.59
Class I3	1,000.00	1,111.60	3.13		1,022.20	3.00	0.59
Class R	1,000.00	1,108.70	5.83		1,019.60	5.58	1.10
Class R4	1,000.00	1,110.10	4.51		1,020.90	4.32	0.85
Class R6	1,000.00	1,111.60	3.08		1,022.20	2.95	0.58

Transamerica High Yield ESG
Class I	1,000.00	999.20	1.93	(E)	1,021.30	3.91	0.77
Class I2	1,000.00	999.20	1.88	(E)	1,021.40	3.81	0.75

Transamerica High Yield Muni
Class A	1,000.00	1,090.10	4.78		1,020.60	4.62	0.91	(D)
Class C	1,000.00	1,086.80	7.92		1,017.50	7.66	1.51	(D)
Class I	1,000.00	1,090.90	3.99		1,021.30	3.86	0.76	(D)
Class I2	1,000.00	1,091.20	4.15		1,021.20	4.01	0.79	(D)

Transamerica Inflation Opportunities
Class A	1,000.00	1,048.50	5.15		1,020.10	5.08	1.00	(D)
Class C	1,000.00	1,045.40	9.00		1,016.30	8.87	1.75	(D)
Class I	1,000.00	1,050.80	3.66		1,021.60	3.61	0.71	(D)
Class I2	1,000.00	1,049.80	3.50		1,021.70	3.46	0.68	(D)
Class R6	1,000.00	1,050.80	3.56		1,021.70	3.51	0.69	(D)

Transamerica Inflation-Protected Securities
Class I3	1,000.00	1,038.90	2.67		1,022.50	2.64	0.52	(D)
Class R	1,000.00	1,037.50	5.07		1,020.20	5.03	0.99	(D)
Class R4	1,000.00	1,038.40	3.28		1,021.90	3.25	0.64	(D)

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Intermediate Bond
Class I2	$1,000.00	$1,025.40	$2.14	$1,023.00	$2.14	0.42%
Class I3	1,000.00	1,025.40	2.14	1,023.00	2.14	0.42
Class R	1,000.00	1,022.40	4.63	1,020.60	4.62	0.91
Class R4	1,000.00	1,024.20	3.31	1,021.90	3.30	0.65

Transamerica Intermediate Muni
Class A	1,000.00	1,049.60	3.35	1,021.90	3.30	0.65	(D)
Class C	1,000.00	1,046.50	6.48	1,018.80	6.39	1.26	(D)
Class I	1,000.00	1,050.30	2.53	1,022.70	2.49	0.49	(D)
Class I2	1,000.00	1,051.30	2.32	1,022.90	2.29	0.45	(D)

Transamerica International Equity
Class A	1,000.00	1,096.90	6.59	1,018.90	6.34	1.25
Class C	1,000.00	1,093.40	10.21	1,015.40	9.83	1.94
Class I	1,000.00	1,099.20	4.49	1,020.90	4.32	0.85
Class I2	1,000.00	1,099.90	4.01	1,021.30	3.86	0.76
Class I3	1,000.00	1,099.90	4.01	1,021.30	3.86	0.76
Class R	1,000.00	1,096.90	6.59	1,018.90	6.34	1.25
Class R4	1,000.00	1,098.50	5.33	1,020.10	5.13	1.01
Class R6	1,000.00	1,099.50	4.01	1,021.30	3.86	0.76

Transamerica International Growth
Class A	1,000.00	1,188.10	6.66	1,019.10	6.14	1.21
Class I	1,000.00	1,189.30	5.56	1,020.10	5.13	1.01
Class I2	1,000.00	1,191.40	4.41	1,021.10	4.06	0.80
Class R6	1,000.00	1,192.40	4.46	1,021.10	4.12	0.81

Transamerica International Small Cap Value
Class I	1,000.00	1,133.90	5.95	1,019.60	5.64	1.11
Class I2	1,000.00	1,134.70	5.42	1,020.10	5.13	1.01

Transamerica International Stock
Class A	1,000.00	1,068.20	6.50	1,018.90	6.34	1.25	(D)
Class I	1,000.00	1,069.20	5.20	1,020.10	5.08	1.00	(D)
Class I2	1,000.00	1,069.20	5.20	1,020.10	5.08	1.00	(D)
Class R6	1,000.00	1,069.20	5.20	1,020.10	5.08	1.00	(D)

Transamerica Large Cap Value
Class A	1,000.00	1,076.50	5.43	1,019.90	5.28	1.04
Class C	1,000.00	1,072.30	9.32	1,016.10	9.07	1.79
Class I	1,000.00	1,078.10	3.34	1,021.90	3.25	0.64
Class I2	1,000.00	1,078.30	3.34	1,021.90	3.25	0.64
Class R6	1,000.00	1,078.30	3.34	1,021.90	3.25	0.64

Transamerica Large Core
Class I3	1,000.00	1,121.70	2.72	1,022.60	2.59	0.51	(D)
Class R	1,000.00	1,119.00	5.33	1,020.10	5.08	1.00	(D)
Class R4	1,000.00	1,120.30	4.05	1,021.30	3.86	0.76	(D)

Transamerica Large Growth
Class I3	1,000.00	1,371.20	4.11	1,021.70	3.51	0.69
Class R	1,000.00	1,368.40	7.02	1,019.20	5.99	1.18
Class R4	1,000.00	1,369.40	5.36	1,020.60	4.57	0.90

Transamerica Large Value Opportunities
Class I3	1,000.00	1,043.10	2.52	1,022.70	2.49	0.49	(D)
Class R	1,000.00	1,040.40	5.13	1,020.10	5.08	1.00	(D)
Class R4	1,000.00	1,041.80	3.85	1,021.40	3.81	0.75	(D)

Transamerica Mid Cap Growth
Class A	1,000.00	1,222.80	6.59	1,019.20	5.99	1.18
Class C	1,000.00	1,218.80	10.76	1,015.40	9.78	1.93
Class I	1,000.00	1,224.70	4.81	1,020.80	4.37	0.86
Class I2	1,000.00	1,225.10	4.25	1,021.30	3.86	0.76
Class I3	1,000.00	1,225.40	4.36	1,021.20	3.96	0.78
Class R	1,000.00	1,221.30	7.20	1,018.70	6.55	1.29
Class R4	1,000.00	1,223.10	5.31	1,020.40	4.82	0.95

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)		Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica Mid Cap Value Opportunities
Class A	$1,000.00	$1,111.70	$6.37		$1,019.10	$6.09	1.20%
Class C	1,000.00	1,107.70	10.01		1,015.60	9.58	1.89
Class I	1,000.00	1,113.60	4.46		1,020.90	4.27	0.84
Class I2	1,000.00	1,114.50	3.93		1,021.40	3.76	0.74
Class I3	1,000.00	1,114.00	3.93		1,021.40	3.76	0.74
Class R	1,000.00	1,111.70	6.64		1,018.90	6.34	1.25
Class R4	1,000.00	1,112.60	4.78		1,020.60	4.57	0.90
Class R6	1,000.00	1,113.70	3.93		1,021.40	3.76	0.74

Transamerica MLP & Energy Income
Class A	1,000.00	1,019.00	8.12		1,017.10	8.11	1.60
Class C	1,000.00	1,014.60	11.90		1,013.30	11.89	2.35
Class I	1,000.00	1,018.20	6.65		1,018.60	6.65	1.31
Class I2	1,000.00	1,020.80	6.10		1,019.10	6.09	1.20

Transamerica Multi-Asset Income
Class A	1,000.00	1,128.70	5.51		1,020.00	5.23	1.03
Class C	1,000.00	1,125.40	9.40		1,016.30	8.92	1.76
Class I	1,000.00	1,130.80	3.86		1,021.50	3.66	0.72
Class I2	1,000.00	1,130.90	3.64		1,021.70	3.46	0.68

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,094.10	5.21		1,020.20	5.03	0.99
Class C	1,000.00	1,089.80	9.14		1,016.40	8.82	1.74
Class I	1,000.00	1,095.60	4.11		1,021.20	3.96	0.78
Class R6	1,000.00	1,096.10	3.53		1,021.80	3.41	0.67

Transamerica Short-Term Bond
Class A	1,000.00	1,044.90	3.70		1,021.50	3.66	0.72
Class C	1,000.00	1,039.90	7.64		1,017.60	7.56	1.49
Class I	1,000.00	1,045.50	2.62		1,022.60	2.59	0.51
Class I2	1,000.00	1,045.00	2.16		1,023.00	2.14	0.42
Class R6	1,000.00	1,046.10	2.16		1,023.00	2.14	0.42

Transamerica Small Cap Growth
Class A	1,000.00	1,178.10	7.67		1,018.10	7.10	1.40
Class C	1,000.00	1,171.80	11.74		1,014.30	10.89	2.15
Class I	1,000.00	1,178.40	5.91		1,019.70	5.48	1.08
Class I2	1,000.00	1,179.80	5.48		1,020.10	5.08	1.00
Class I3	1,000.00	1,178.20	5.48		1,020.10	5.08	1.00
Class R	1,000.00	1,176.40	8.10		1,017.70	7.51	1.48
Class R4	1,000.00	1,179.10	6.30		1,019.40	5.84	1.15
Class R6	1,000.00	1,178.20	5.42		1,020.20	5.03	0.99

Transamerica Small Cap Value
Class A	1,000.00	1,173.20	7.10		1,018.60	6.60	1.30
Class C	1,000.00	1,168.10	11.17		1,014.80	10.38	2.05
Class I	1,000.00	1,176.00	5.36		1,020.20	4.98	0.98
Class I2	1,000.00	1,175.70	4.98		1,020.60	4.62	0.91
Class I3	1,000.00	1,175.50	4.92		1,020.60	4.57	0.90
Class R	1,000.00	1,174.00	7.27		1,018.50	6.75	1.33
Class R4	1,000.00	1,174.00	6.01		1,019.60	5.58	1.10
Class R6	1,000.00	1,176.10	4.59		1,020.90	4.27	0.84

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,118.60	6.98		1,018.60	6.65	1.31
Class C	1,000.00	1,114.70	10.63		1,015.10	10.13	2.00
Class I	1,000.00	1,120.60	5.06		1,020.40	4.82	0.95
Class I2	1,000.00	1,121.40	4.53		1,020.90	4.32	0.85
Class R6	1,000.00	1,120.80	4.53		1,020.90	4.32	0.85

Transamerica Sustainable Bond
Class I	1,000.00	984.80	1.25	(E)	1,022.60	2.54	0.50
Class I2	1,000.00	984.90	1.12	(E)	1,022.90	2.29	0.45

Transamerica Unconstrained Bond
Class A	1,000.00	1,009.80	0.77	(F)	1,020.50	4.72	0.93	(D)
Class I	1,000.00	1,089.30	4.25		1,021.10	4.12	0.81	(D)
Class I2	1,000.00	1,091.20	3.68		1,021.60	3.56	0.70	(D)

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)

Transamerica US Growth
Class A	$1,000.00	$1,208.40	$5.94	$1,019.80	$5.43	1.07%
Class C	1,000.00	1,203.10	10.41	1,015.70	9.53	1.88
Class I	1,000.00	1,209.50	4.55	1,021.00	4.17	0.82
Class I2	1,000.00	1,210.50	4.00	1,021.50	3.66	0.72
Class T	1,000.00	1,210.30	4.22	1,021.30	3.86	0.76

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(E)	Fund commenced operations on July 31, 2020. Actual expenses are calculated using each Fund’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (92 days), and divided by the number of days in the year (366 days).

(F)	Class commenced operations on October 1, 2020. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (30 days), and divided by the number of days in the year (366 days).

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2020, began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Index (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns, followed by high yield, then by investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Non-farm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

J.P. Morgan Investment Management, Inc.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500® Index in the beginning of 2020. Despite the late January volatility due to initial outbreaks of COVID-19, an early indication that disease’s effects would be relatively short-lived propelled the S&P 500® to new all-time highs in February. However, the outbreak continued to grow and ramp up globally. Distinct read-throughs began to take place in global economic data, such as in jobless claims and global manufacturing and service Purchasing Managers’ Index (“PMIs”), ultimately leading to a dramatic downturn for the markets in March. The U.S economy contracted at an annualized pace of 5.0% in the first quarter of the year, ending more than a decade-long expansion. While extraordinary fiscal and monetary policy responses helped the market recover from April through June 2020, volatility remained elevated throughout the summer.

In light of the volatility and following strong performance in the second quarter, the market continued to rise and reached new all-time highs in August, driven by a rally in technology stocks and encouraging economic data. While gross domestic product (“GDP”) for the second quarter fell by an annualized rate of 31.4%, investors focused on the continued recovery in other economic data. The unemployment rate fell, and the composite PMI impressed in August. U.S. consumer confidence also rebounded along with a recovery in retail sales. The Federal Reserve’s intentions to maintain an accommodative monetary policy as long as necessary to support the economy also helped lift equity market levels.

However, September brought renewed bouts of volatility as concerns over a second wave of COVID-19 infections, the upcoming U.S. presidential election and renewed lockdown measures took a toll on investor confidence. Meanwhile, trade tensions between the U.S. and China rose as the Trump Administration announced targeted trade restrictions on certain Chinese firms. While the economic indicators have shown continued improvement, including third quarter GDP having grown at an annualized rate of 33.1% when compared to the previous quarter, the new wave of COVID-19 infections and the persisting trade tensions continue to weigh on the path to economic recovery.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Balanced II (Class R) returned 9.43%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 9.71% and 6.19%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Over the last 12-months ended October 31, 2020, the Fund remained overweight to spread-based assets relative to the benchmark, given the portfolio management team’s views on expected risk-adjusted returns of the assets. Portions of securitized credit tied to commercial real estate were negatively affected by changes to the economy due to COVID-19, and commercial mortgage-backed securities (“CMBS”) and other portions of the structured market detracted from returns in the period, though, in most cases, we continue to believe they offer attractive investment opportunities given robust structural protections and an improving economic backdrop.

Within investment grade corporate credit, financials were preferred over industrials due to strong capital positions and lower expected event risk. During the period, the portfolio managers became more biased toward intermediate-dated credit given the steeper credit curves compared to short-dated corporate credit.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

(unaudited)

STRATEGY REVIEW (continued)

During the 12-month period ended October 31, 2020, relative performance for the Fund was driven by the overweight to spread-based assets. Carry contributed positively to relative returns but was offset by negative contributions from spread factors. Risk-based assets rallied during the second and third quarters, but not enough to offset losses during the first quarter. Yield curve positioning was also a detractor as Treasury rates moved lower.

At an asset class level, the Fund’s allocation to longer duration Treasury securities compared to the benchmark’s Treasury holdings contributed positively to relative returns, as did the portfolio’s ex-index exposure to high yield and underweight allocation to agency residential mortgage-backed securities (“RMBS”). These positives were offset by the Fund’s exposure to securitized credit – including asset-backed, CMBS and non-agency RMBS – as well as an overweight allocation to emerging markets debt.

Within investment grade corporate credit, security selection was a detractor overall. Selection in capital goods and overweight allocations to communications and consumer non-cyclicals contributed positively to relative returns while an overweight to real estate investment trusts (“REITS”) and security selection in transportation and communications detracted.

J.P. Morgan Investment Management, Inc.

Stock selection in the technology and industrial cyclical sectors contributed to results while stock selection in the insurance and pharma/medtech sectors detracted from returns.

On the positive side, within financials, our overweight in PayPal Holdings, Inc. (“PayPal”) buoyed returns. PayPal outperformed on accelerating ecommerce adoption due to COVID-19. While PayPal is not immune to a slowdown, it provided relatively less volatility amid COVID-19 concerns given limited exposure to travel and nearly 100% ecommerce exposure. Data points indicate that multiple years of typical ecommerce adoption were condensed into April and May, and daily net new active customer growth is at record highs. Additionally, within technology, our underweight in Intel Corp. helped results. Shares of Intel Corp. underperformed as the company lowered its guidance for the third quarter of 2020 and announced a delay in its 7nm processors.

On the negative side, within technology, our overweight in Automatic Data Processing held back results as it reported much weaker fiscal fourth quarter 2020 bookings and a higher than expected expense outlook for fiscal year 2021. Additionally, within financials, our overweight in Citigroup, Inc. (“Citigroup”) hurt returns. Citigroup has been weighed down by fears over the pace of the economic recovery in the U.S. Fears of rising credit losses and lower interest rates have negatively affected the near-term earnings outlook for all banks. In addition, Citigroup acknowledged a regulatory review on issues surrounding risk and controls management in light of erroneous payments to creditors of Revlon.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

JP Morgan Asset Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	58.0%
Corporate Debt Securities	15.2
U.S. Government Obligations	9.6
U.S. Government Agency Obligations	8.2
Commercial Paper	6.0
Mortgage-Backed Securities	4.0
Asset-Backed Securities	3.0
Other Investment Company	1.4
Short-Term U.S. Government Obligations	0.8
Foreign Government Obligations	0.6
Municipal Government Obligations	0.3
Preferred Stock	0.0 *
Net Other Assets (Liabilities) ^	(7.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	10.01%	N/A	8.67%	09/15/2017
Class R (NAV)	9.43%	8.19%	8.87%	07/05/1994
S&P 500® (A)	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index (B)	6.19%	4.08%	3.55%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 58.0%
Aerospace & Defense - 0.6%
General Dynamics Corp.	837	$ 109,923
Northrop Grumman Corp.	904	261,997
Raytheon Technologies Corp.	5,651	306,963

		678,883

Air Freight & Logistics - 0.3%
FedEx Corp.	1,323	343,279

Airlines - 0.2%
Delta Air Lines, Inc.	2,401	73,567
Southwest Airlines Co.	3,114	123,096

		196,663

Auto Components - 0.1%
Magna International, Inc.	2,282	116,633

Automobiles - 0.1%
General Motors Co.	4,413	152,381

Banks - 1.8%
Bank of America Corp.	13,314	315,542
Citigroup, Inc.	15,028	622,460
Citizens Financial Group, Inc.	5,481	149,357
KeyCorp	18,768	243,609
Regions Financial Corp.	14,481	192,597
Truist Financial Corp.	2,540	106,985
US Bancorp	4,429	172,509
Wells Fargo & Co.	15,218	326,426

		2,129,485

Beverages - 0.7%
Coca-Cola Co.	10,889	523,325
Constellation Brands, Inc., Class A	1,912	315,920

		839,245

Biotechnology - 1.5%
AbbVie, Inc.	8,755	745,051
Alexion Pharmaceuticals, Inc. (A)	2,305	265,398
Amgen, Inc.	466	101,094
Biogen, Inc. (A)	685	172,668
Regeneron Pharmaceuticals, Inc. (A)	461	250,581
Vertex Pharmaceuticals, Inc. (A)	1,143	238,155

		1,772,947

Building Products - 0.5%
Carrier Global Corp.	3,178	106,113
Masco Corp.	4,328	231,981
Trane Technologies PLC	1,951	258,995

		597,089

Capital Markets - 1.8%
BlackRock, Inc.	429	257,061
Goldman Sachs Group, Inc.	1,117	211,158
Intercontinental Exchange, Inc.	3,251	306,894
MarketAxess Holdings, Inc.	192	103,459
Morgan Stanley	10,981	528,735
MSCI, Inc.	277	96,906
S&P Global, Inc.	1,287	415,353
State Street Corp.	2,699	158,971
T. Rowe Price Group, Inc.	513	64,977

		2,143,514

Chemicals - 1.0%
Air Products & Chemicals, Inc.	549	151,656
Celanese Corp.	1,289	146,314

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Dow, Inc.	3,350	$ 152,392
DuPont de Nemours, Inc.	2,627	149,424
Eastman Chemical Co.	3,737	302,099
Linde PLC	954	210,204
LyondellBasell Industries NV, Class A	1,266	86,658

		1,198,747

Commercial Services & Supplies - 0.1%
Cintas Corp.	266	83,670

Communications Equipment - 0.2%
Cisco Systems, Inc.	5,579	200,286
Motorola Solutions, Inc.	247	39,041

		239,327

Consumer Finance - 0.2%
Capital One Financial Corp.	3,892	284,427

Containers & Packaging - 0.4%
Avery Dennison Corp.	1,247	172,572
Crown Holdings, Inc. (A)	1,820	156,156
Packaging Corp. of America	495	56,673
WestRock Co.	2,594	97,405

		482,806

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc. (C)	993	17,139

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	5,490	1,108,431
Voya Financial, Inc.	933	44,719

		1,153,150

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	13,151	749,475

Electric Utilities - 1.1%
Entergy Corp.	2,365	239,385
Exelon Corp.	2,100	83,769
FirstEnergy Corp.	1,432	42,559
NextEra Energy, Inc.	10,628	778,076
Xcel Energy, Inc.	2,866	200,706

		1,344,495

Electrical Equipment - 0.5%
Eaton Corp. PLC	4,412	457,922
Emerson Electric Co.	2,661	172,406

		630,328

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	1,238	119,937

Entertainment - 0.8%
Electronic Arts, Inc. (A)	821	98,380
Netflix, Inc. (A)	1,717	816,846

		915,226

Equity Real Estate Investment Trusts - 1.1%
Camden Property Trust	1,794	165,479
Equinix, Inc.	501	366,351
Equity Lifestyle Properties, Inc.	1,041	61,617
Mid-America Apartment Communities, Inc.	1,113	129,809
Prologis, Inc.	3,756	372,595
Realty Income Corp.	534	30,897
Sun Communities, Inc.	342	47,069
UDR, Inc.	741	23,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Ventas, Inc.	1,967	$ 77,638

		1,274,604

Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	789	282,162
Kroger Co.	3,531	113,734

		395,896

Food Products - 0.4%
Conagra Brands, Inc.	1,248	43,792
Mondelez International, Inc., Class A	8,705	462,410

		506,202

Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	983	103,323
ABIOMED, Inc. (A)	113	28,462
Baxter International, Inc.	4,192	325,173
Becton Dickinson & Co.	946	218,649
Boston Scientific Corp. (A)	6,224	213,297
DexCom, Inc. (A)	237	75,741
Edwards Lifesciences Corp. (A)	923	66,170
Intuitive Surgical, Inc. (A)	200	133,416
Medtronic PLC	6,014	604,828
Zimmer Biomet Holdings, Inc.	3,184	420,606

		2,189,665

Health Care Providers & Services - 1.7%
Anthem, Inc.	888	242,246
Centene Corp. (A)	816	48,226
Cigna Corp.	2,165	361,490
McKesson Corp.	2,665	393,061
UnitedHealth Group, Inc.	2,993	913,284

		1,958,307

Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Holdings, Inc.	1,917	168,332
Yum! Brands, Inc.	2,557	238,645

		406,977

Household Durables - 0.2%
Lennar Corp., Class A	3,758	263,924

Household Products - 1.1%
Kimberly-Clark Corp.	2,639	349,905
Procter & Gamble Co.	7,276	997,540

		1,347,445

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	4,381	722,646

Insurance - 1.1%
Allstate Corp.	3,864	342,930
American International Group, Inc.	2,192	69,026
Chubb, Ltd.	1,686	219,028
Hartford Financial Services Group, Inc.	2,649	102,039
Marsh & McLennan Cos., Inc.	1,158	119,807
MetLife, Inc.	803	30,394
Progressive Corp.	4,069	373,941

		1,257,165

Interactive Media & Services - 3.6%
Alphabet, Inc., Class A (A)	962	1,554,698
Alphabet, Inc., Class C (A)	770	1,248,178
Facebook, Inc., Class A (A)	5,657	1,488,413

		4,291,289

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (A)	1,187	$ 3,603,910
Booking Holdings, Inc. (A)	173	280,693

		3,884,603

IT Services - 3.4%
Accenture PLC, Class A	3,079	667,866
Booz Allen Hamilton Holding Corp.	1,397	109,665
FleetCor Technologies, Inc. (A)	218	48,158
International Business Machines Corp.	3,341	373,056
Leidos Holdings, Inc.	2,941	244,103
Mastercard, Inc., Class A	3,857	1,113,284
PayPal Holdings, Inc. (A)	4,361	811,713
Visa, Inc., Class A	3,314	602,187

		3,970,032

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	578	169,180
Thermo Fisher Scientific, Inc.	1,948	921,638
Waters Corp. (A)	174	38,771

		1,129,589

Machinery - 1.1%
Cummins, Inc.	1,246	273,983
Deere & Co.	935	211,226
Parker-Hannifin Corp.	1,684	350,878
Snap-on, Inc.	730	114,997
Stanley Black & Decker, Inc.	2,305	383,091

		1,334,175

Media - 1.4%
Altice USA, Inc., Class A (A)	2,641	71,175
Charter Communications, Inc., Class A (A)	1,038	626,765
Comcast Corp., Class A	16,143	681,880
Discovery, Inc., Class A (A) (C)	5,392	109,134
Discovery, Inc., Class C (A)	7,756	142,090

		1,631,044

Metals & Mining - 0.1%
Newmont Corp.	2,000	125,680

Multi-Utilities - 0.7%
Ameren Corp.	1,462	118,597
CMS Energy Corp.	2,821	178,654
DTE Energy Co.	1,487	183,526
Public Service Enterprise Group, Inc.	4,444	258,419
Sempra Energy	751	94,145

		833,341

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	1,765	159,415
Target Corp.	2,820	429,260

		588,675

Oil, Gas & Consumable Fuels - 1.2%
Cabot Oil & Gas Corp.	1,201	21,366
Cheniere Energy, Inc. (A)	1,533	73,385
Chevron Corp.	6,200	430,900
ConocoPhillips	3,214	91,985
Diamondback Energy, Inc.	2,168	56,281
EOG Resources, Inc.	5,872	201,057
Kinder Morgan, Inc.	5,521	65,700
Phillips 66	3,079	143,666
Pioneer Natural Resources Co.	2,729	217,119

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	3,055	$ 58,625

		1,360,084

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	794	174,410

Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	11,708	684,332
Eli Lilly & Co.	3,865	504,228
Johnson & Johnson	4,036	553,376
Merck & Co., Inc.	10,527	791,736
Pfizer, Inc.	3,233	114,707

		2,648,379

Professional Services - 0.1%
Verisk Analytics, Inc.	408	72,612

Road & Rail - 0.7%
CSX Corp.	3,559	280,947
Lyft, Inc., Class A (A)	1,153	26,323
Norfolk Southern Corp.	2,633	550,613

		857,883

Semiconductors & Semiconductor Equipment - 3.3%
Advanced Micro Devices, Inc. (A)	4,641	349,421
Analog Devices, Inc.	3,859	457,407
Applied Materials, Inc.	6,711	397,493
Intel Corp.	3,197	141,563
Lam Research Corp.	851	291,110
Microchip Technology, Inc.	1,217	127,883
Micron Technology, Inc. (A)	4,077	205,236
NVIDIA Corp.	1,287	645,250
NXP Semiconductors NV	2,511	339,286
Qorvo, Inc. (A)	1,452	184,927
QUALCOMM, Inc.	1,009	124,470
Texas Instruments, Inc.	4,791	692,731

		3,956,777

Software - 5.1%
Fortinet, Inc. (A)	360	39,733
Intuit, Inc.	1,611	506,950
Microsoft Corp.	22,542	4,564,079
salesforce.com, Inc. (A)	3,452	801,796
Workday, Inc., Class A (A)	768	161,372

		6,073,930

Specialty Retail - 2.1%
AutoZone, Inc. (A)	330	372,563
Best Buy Co., Inc.	3,894	434,376
Home Depot, Inc.	2,732	728,652
Lowe’s Cos., Inc.	4,570	722,517
TJX Cos., Inc.	5,385	273,558

		2,531,666

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	42,971	4,677,823
Seagate Technology PLC	3,924	187,646

		4,865,469

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	1,886	153,614
NIKE, Inc., Class B	4,359	523,429

		677,043

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.7%
Altria Group, Inc.	10,166	$ 366,789
Philip Morris International, Inc.	6,638	471,431

		838,220

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	3,710	406,505

Total Common Stocks (Cost $52,812,676)		68,763,083

PREFERRED STOCK - 0.0% (B)
Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	320	7,072

Total Preferred Stock (Cost $8,784)		7,072

	Principal	Value
ASSET-BACKED SECURITIES - 3.0%
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.15% (D), 07/18/2027 (E)	$ 232,017	229,745
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	35,426	35,966
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	33,240	33,265
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 1.43% (D), 10/18/2030 (E)	250,000	248,299
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (E)	139,154	156,325
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	140,904	152,000
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	55,577	56,930
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	19,625	19,666
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	21,438	21,485
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	200,000	200,190
NRZ Advance Receivables Trust Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (E)	455,000	455,760
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.41% (D), 01/20/2031 (E)	200,000	197,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	$ 118,000	$ 118,375
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	78,366	78,925
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	118,746	121,983
Palmer Square CLO, Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.32% (D), 07/20/2030 (E)	250,000	246,669
Sierra Timeshare Receivables Funding LLC Series 2016-2A, Class A, 2.33%, 07/20/2033 (E)	12,701	12,755
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	113,124	114,078
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	22,709	22,828
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	29,987	30,237
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	31,488	31,936
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	80,578	82,589
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	46,519	47,864
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	105,094	109,673
Series 2018-3, Class A1,
3.75% (D), 05/25/2058 (E)	170,590	181,789
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	97,001	103,490
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	213,000	216,848
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	145,000	148,790
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	22,561	22,690
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	56,421	57,084

Total Asset-Backed Securities (Cost $3,503,906)		3,555,868

CORPORATE DEBT SECURITIES - 15.2%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	41,000	45,607
Boeing Co.
3.50%, 03/01/2039	91,000	82,413
5.15%, 05/01/2030	85,000	93,936
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025 (E)	36,000	39,612

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	$ 49,000	$ 53,477

		315,045

Airlines - 0.3%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	52,568	48,453
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	106,656	108,244
JetBlue Pass-Through Trust 2.75%, 11/15/2033	85,939	83,709
United Airlines Pass-Through Trust 3.75%, 03/03/2028	110,588	106,933

		347,339

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	36,000	39,249

Automobiles - 0.1%
Ford Motor Co. 4.35%, 12/08/2026 (C)	63,000	63,460
General Motors Co.
4.88%, 10/02/2023	23,000	25,100
6.25%, 10/02/2043	15,000	18,451

		107,011

Banks - 2.4%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (D), 02/13/2031, MTN	248,000	256,681
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	71,000	71,684
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	63,000	69,988
Barclays Bank PLC 10.18%, 06/12/2021 (E)	147,000	154,796
CIT Group, Inc. 4.13%, 03/09/2021	10,000	10,062
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	219,000	243,324
Commerzbank AG 8.13%, 09/19/2023 (E)	255,000	292,717
Credit Agricole SA 3.25%, 01/14/2030 (E)	250,000	266,945
Discover Bank 3.45%, 07/27/2026	250,000	274,560
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	65,000	68,598
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	166,000	176,781
Fixed until 04/22/2040, 3.11% (D), 04/22/2041	97,000	103,856
4.13%, 12/15/2026	85,000	98,497
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (E)	231,000	242,814
Santander UK Group Holdings PLC 5.63%, 09/15/2045 (E)	201,000	253,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	$ 167,000	$ 188,898
Fixed until 06/15/2024 (F), 5.90% (D)	40,000	40,349

		2,814,346

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	37,000	41,968
4.44%, 10/06/2048	57,000	66,279
4.75%, 01/23/2029	78,000	94,460
Constellation Brands, Inc.
3.15%, 08/01/2029	40,000	43,811
3.70%, 12/06/2026	16,000	18,233
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	56,000	62,462

		327,213

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	47,000	51,909
4.05%, 11/21/2039 (E)	40,000	45,870
Amgen, Inc. 2.20%, 02/21/2027	65,000	68,285
Biogen, Inc. 2.25%, 05/01/2030	42,000	42,323
Gilead Sciences, Inc. 4.15%, 03/01/2047	24,000	28,397

		236,784

Building Products - 0.1%
Carrier Global Corp. 2.72%, 02/15/2030 (E)	74,000	77,235

Capital Markets - 0.8%
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	85,000	123,842
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	100,000	99,189
Lazard Group LLC 4.50%, 09/19/2028	94,000	108,401
Morgan Stanley
Fixed until 01/22/2030, 2.70% (D), 01/22/2031, MTN	81,000	86,327
3.70%, 10/23/2024, MTN	127,000	141,134
5.00%, 11/24/2025	60,000	70,721
UBS AG 7.63%, 08/17/2022	250,000	278,403

		908,017

Chemicals - 0.1%
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (E)	74,000	74,416

Commercial Services & Supplies - 0.3%
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	200,000	213,450
ERAC USA Finance LLC 3.85%, 11/15/2024 (E)	111,000	121,869
Waste Connections, Inc. 2.60%, 02/01/2030	57,000	60,681

		396,000

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	$ 92,000	$ 93,955

Construction & Engineering - 0.5%
Quanta Services, Inc. 2.90%, 10/01/2030	56,000	58,449
SBA Tower Trust
1.88%, 07/15/2050 (E)	56,000	57,739
2.84%, 01/15/2050 (E)	300,000	317,843
3.17%, 04/09/2047 (E)	110,000	111,261
3.45%, 03/15/2048 (E)	78,000	83,056

		628,348

Construction Materials - 0.2%
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	200,000	236,480

Consumer Finance - 0.2%
Ally Financial, Inc. 3.88%, 05/21/2024	52,000	55,923
American Express Co. 4.05%, 12/03/2042	40,000	49,714
BMW US Capital LLC 2.80%, 04/11/2026 (E)	65,000	69,982

		175,619

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	13,000	15,207

Diversified Financial Services - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 09/15/2023	186,000	193,162
Aviation Capital Group LLC 5.50%, 12/15/2024 (E)	147,000	153,056
Element Fleet Management Corp. 3.85%, 06/15/2025 (E)	56,000	59,576
Kaupthing Bank 7.63%, 02/28/2020 (E) (G) (H) (I) (J)	710,000	0

		405,794

Diversified Telecommunication Services - 0.5%
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	74,000	76,035
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	60,000	64,186
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	30,360
Verizon Communications, Inc.
1.68%, 10/30/2030 (C) (E)	221,000	218,348
2.99%, 10/30/2056 (E)	213,000	215,744

		604,673

Electric Utilities - 0.7%
Appalachian Power Co. 3.40%, 06/01/2025	86,000	94,164
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	34,000	42,347
DTE Electric Co. 4.30%, 07/01/2044	139,000	171,337
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	176,000	198,235

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Progress LLC 3.60%, 09/15/2047	$ 64,000	$ 73,414
Entergy Arkansas LLC 3.70%, 06/01/2024	48,000	52,603
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	8,000	8,379
5.30%, 06/01/2042 (C)	20,000	27,898
Pacific Gas & Electric Co. 2.50%, 02/01/2031	69,000	65,237
PacifiCorp
3.60%, 04/01/2024	61,000	66,637
5.75%, 04/01/2037	20,000	27,723
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	49,000	53,688

		881,662

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	63,000	68,773
Arrow Electronics, Inc. 3.88%, 01/12/2028	83,000	92,310
Keysight Technologies, Inc. 4.60%, 04/06/2027	86,000	100,229

		261,312

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	90,000	96,244
Schlumberger Investment SA 3.65%, 12/01/2023	26,000	27,973

		124,217

Equity Real Estate Investment Trusts - 0.7%
Agree, LP 2.90%, 10/01/2030	35,000	35,990
American Tower Trust #1 3.65%, 03/15/2048 (E)	120,000	131,978
Corporate Office Properties, LP 2.25%, 03/15/2026	35,000	35,413
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	61,000	64,722
Equinix, Inc. 5.38%, 05/15/2027	64,000	69,770
Federal Realty Investment Trust 1.25%, 02/15/2026	65,000	64,819
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	53,000	56,524
Healthpeak Properties, Inc. 3.50%, 07/15/2029	46,000	51,018
Highwoods Realty, LP 3.05%, 02/15/2030	68,000	69,998
Life Storage, LP 4.00%, 06/15/2029	47,000	53,246
Mid-America Apartments, LP 1.70%, 02/15/2031	43,000	41,686
National Retail Properties, Inc. 2.50%, 04/15/2030	70,000	69,371
Realty Income Corp. 3.25%, 01/15/2031	31,000	33,909

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Weyerhaeuser Co. 4.00%, 04/15/2030	$ 69,000	$ 80,068
WP Carey, Inc. 2.40%, 02/01/2031	28,000	27,643

		886,155

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	64,000	69,787
Walmart, Inc. 3.63%, 12/15/2047	107,000	130,502

		200,289

Food Products - 0.1%
Campbell Soup Co. 2.38%, 04/24/2030	90,000	92,904

Health Care Equipment & Supplies - 0.5%
Abbott Laboratories 1.40%, 06/30/2030	35,000	34,918
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	200,000	216,686
Boston Scientific Corp. 4.70%, 03/01/2049	66,000	85,408
Danaher Corp. 2.60%, 10/01/2050	69,000	68,616
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	69,000	74,823
Smith & Nephew PLC 2.03%, 10/14/2030	71,000	70,631

		551,082

Health Care Providers & Services - 0.6%
Anthem, Inc. 2.25%, 05/15/2030	61,000	62,687
Centene Corp.
3.00%, 10/15/2030	80,000	83,076
3.38%, 02/15/2030	60,000	62,325
Cigna Corp. 2.40%, 03/15/2030	61,000	63,280
CVS Health Corp.
2.70%, 08/21/2040	50,000	47,735
3.75%, 04/01/2030	86,000	97,512
HCA, Inc.
4.13%, 06/15/2029	28,000	31,775
5.25%, 04/15/2025	16,000	18,532
Health Care Service Corp. 2.20%, 06/01/2030 (E)	75,000	76,641
Quest Diagnostics, Inc. 4.20%, 06/30/2029	92,000	108,391
UnitedHealth Group, Inc. 2.00%, 05/15/2030	56,000	58,274

		710,228

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	74,000	78,422

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	72,000	80,937

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates (continued)
General Electric Co. 6.88%, 01/10/2039, MTN	$ 16,000	$ 21,188

		102,125

Insurance - 0.5%
American International Group, Inc.
4.20%, 04/01/2028	56,000	65,195
4.25%, 03/15/2029	46,000	54,318
CNA Financial Corp. 3.90%, 05/01/2029	52,000	59,056
Markel Corp. 3.35%, 09/17/2029	101,000	110,876
Pacific LifeCorp 3.35%, 09/15/2050 (E)	40,000	40,935
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	111,000	113,497
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	143,000	162,761

		606,638

Interactive Media & Services - 0.3%
Alphabet, Inc. 1.10%, 08/15/2030	76,000	74,253
Baidu, Inc. 4.38%, 05/14/2024	200,000	219,272
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	97,000	103,088

		396,613

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	65,000	65,334

IT Services - 0.1%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029 (C)	34,000	39,180
Fiserv, Inc. 3.50%, 07/01/2029	63,000	70,723

		109,903

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	36,000	50,612

Machinery - 0.0% (B)
Xylem, Inc. 1.95%, 01/30/2028	45,000	46,497

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	44,000	50,125
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	35,000	33,950
NBCUniversal Media LLC 4.45%, 01/15/2043	38,000	48,013
ViacomCBS, Inc. 4.20%, 05/19/2032	44,000	50,623

		182,711

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (E)	200,000	221,175

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	$ 45,000	$ 46,485

		267,660

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	71,000	77,549
CMS Energy Corp.
3.88%, 03/01/2024	17,000	18,512
4.88%, 03/01/2044	26,000	33,484
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	6,000	6,266

		135,811

Oil, Gas & Consumable Fuels - 0.9%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	46,000	44,236
BP Capital Markets PLC 3.12%, 05/04/2026 (C)	174,000	189,131
CNOOC Petroleum North America ULC 5.88%, 03/10/2035	10,000	13,863
Energy Transfer Operating, LP
5.15%, 03/15/2045	133,000	123,653
5.95%, 10/01/2043	28,000	28,146
Enterprise Products Operating LLC 4.25%, 02/15/2048	104,000	111,618
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	52,000	56,449
Noble Energy, Inc. 3.25%, 10/15/2029	47,000	52,006
Occidental Petroleum Corp. 5.55%, 03/15/2026	62,000	53,940
Petroleos Mexicanos
6.84%, 01/23/2030	139,000	124,266
7.69%, 01/23/2050	17,000	14,126
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	52,000	49,863
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	41,000	44,513
Shell International Finance BV
2.50%, 09/12/2026	103,000	111,802
3.75%, 09/12/2046	30,000	32,962
Williams Cos., Inc.
5.40%, 03/04/2044	28,000	30,659
7.88%, 09/01/2021	26,000	27,551

		1,108,784

Pharmaceuticals - 0.5%
AstraZeneca PLC
2.38%, 06/12/2022	65,000	66,949
4.00%, 01/17/2029	25,000	29,843
4.38%, 08/17/2048	34,000	44,303
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	200,000	230,608
Bristol-Myers Squibb Co. 3.20%, 06/15/2026	38,000	42,537
Merck & Co., Inc. 3.40%, 03/07/2029	41,000	47,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Royalty Pharma PLC 2.20%, 09/02/2030 (E)	$ 77,000	$ 75,787
Upjohn, Inc. 2.30%, 06/22/2027 (E)	35,000	36,203
Zoetis, Inc. 2.00%, 05/15/2030	42,000	43,056

		616,637

Professional Services - 0.2%
Equifax, Inc. 2.60%, 12/01/2024	52,000	55,333
Experian Finance PLC 2.75%, 03/08/2030 (E)	200,000	214,884

		270,217

Road & Rail - 0.2%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (E)	120,000	116,387
5.50%, 01/15/2026 (E)	47,000	48,008
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	13,000	13,665
3.75%, 04/01/2024	8,000	8,774
CSX Corp. 3.80%, 11/01/2046 - 04/15/2050	74,000	85,477

		272,311

Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp. 2.88%, 05/11/2024	68,000	73,039
KLA Corp. 3.30%, 03/01/2050	56,000	58,820
Lam Research Corp.
1.90%, 06/15/2030	48,000	49,368
3.75%, 03/15/2026	70,000	80,377
Micron Technology, Inc. 2.50%, 04/24/2023	31,000	32,263
NVIDIA Corp. 2.85%, 04/01/2030	60,000	66,485
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	75,000	82,371
QUALCOMM, Inc. 3.25%, 05/20/2027 - 05/20/2050	121,000	134,202
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (E)	50,000	52,250
TSMC Global, Ltd. 1.38%, 09/28/2030 (E)	200,000	195,485
Xilinx, Inc. 2.38%, 06/01/2030	64,000	65,306

		889,966

Software - 0.2%
Adobe, Inc. 2.15%, 02/01/2027	61,000	64,959
Infor, Inc. 1.75%, 07/15/2025 (E)	68,000	69,923
Intuit, Inc. 1.35%, 07/15/2027	49,000	49,351
Microsoft Corp. 3.30%, 02/06/2027	40,000	45,443

		229,676

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.65%, 05/11/2050	$ 40,000	$ 40,349
2.85%, 02/23/2023	83,000	87,416
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	60,000	71,127
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	55,000	60,715
Seagate HDD Cayman 4.13%, 01/15/2031 (E)	12,000	12,933
Western Digital Corp. 4.75%, 02/15/2026	120,000	129,246

		401,786

Tobacco - 0.2%
Altria Group, Inc. 3.40%, 05/06/2030	55,000	59,759
BAT Capital Corp.
2.26%, 03/25/2028	128,000	127,618
4.91%, 04/02/2030	52,000	60,610

		247,987

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	207,117
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	42,000	42,434
3.72%, 07/15/2043 (E)	105,000	110,085
Sprint Corp. 7.88%, 09/15/2023	42,000	47,880
T-Mobile USA, Inc. 3.88%, 04/15/2030 (E)	82,000	92,115

		499,631

Total Corporate Debt Securities (Cost $17,102,364)		18,089,901

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Colombia - 0.2%
Colombia Government International Bond 4.50%, 01/28/2026 (C)	200,000	221,502

Indonesia - 0.2%
Indonesia Government International Bond 5.38%, 10/17/2023 (E)	200,000	225,196

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	116,000	125,526

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	100,000	127,751

Total Foreign Government Obligations (Cost $648,413)		699,975

MORTGAGE-BACKED SECURITIES - 4.0%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	161,679	94,348
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	140,000	139,698
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	315,000	178,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (E)	$ 245,000	$ 241,909
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	24,209	25,933
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	65,000	70,345
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	164,441
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	36,794	37,735
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	68,953	72,712
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	120,000	131,272
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	100,000	94,838
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	310,000	330,291
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	100,000	100,339
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	132,000	112,847
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 0.81% (D), 12/27/2035 (E)	56,150	56,019
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	150,000	150,758
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 4.30% (D), 03/18/2035	30,020	28,985
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	285,000	281,785
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 0.95% (D), 10/25/2034	27,186	27,029
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.32% (D), 08/25/2037	108,200	90,281
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month LIBOR + 0.64%, 0.79% (D), 10/25/2028	16,314	16,108
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	360,000	358,937
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	62,108	62,101

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.55% (D), 08/15/2034 (E)	$ 333,016	$ 326,129
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	45,781	47,173
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	23,242	24,958
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	57,679	62,190
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	42,401	45,291
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	40,324	42,809
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	84,465	91,363
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	145,178	156,594
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	55,155	60,158
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	188,987	200,125
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	176,806	185,005
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	195,000	202,321
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	130,000	119,766
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 0.85% (D), 01/19/2034	47,878	46,622
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	225,000	222,758

Total Mortgage-Backed Securities (Cost $4,866,848)		4,699,981

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	15,000	24,932
State of California, General Obligation Unlimited
7.30%, 10/01/2039	50,000	80,804
7.60%, 11/01/2040	55,000	97,406
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	10,000	13,264

		216,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	$ 10,000	$ 14,410

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	14,000	22,941

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	15,000	17,953
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	15,000	23,183
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	10,000	13,634
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	20,000	25,798

		80,568

Total Municipal Government Obligations (Cost $282,357)		334,325

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.2%
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.90%, 3.90% (D), 02/01/2041	3,443	3,571
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	245,000	248,350
2.89%, 06/25/2027	133,896	142,812
3.01%, 07/25/2025	188,000	206,862
3.06% (D), 07/25/2023 - 08/25/2024	455,000	490,679
Federal National Mortgage Association
3.33% (D), 10/25/2023	38,581	40,904
3.50%, 11/01/2028 - 01/01/2029	60,575	65,798
12-Month LIBOR + 1.75%, 3.75% (D), 03/01/2041	2,267	2,279
12-Month LIBOR + 1.82%, 3.82% (D), 03/01/2041	572	577
4.00%, 10/01/2025 - 07/01/2026	15,765	16,738
4.50%, 02/01/2025	1,988	2,107
5.00%, 04/01/2039 - 11/01/2039	100,962	116,568
5.50%, 09/01/2036 - 12/01/2041	185,695	218,694
6.00%, 05/01/2038 - 04/01/2040	99,321	116,627
6.50%, 05/01/2040	28,811	34,530
Government National Mortgage Association, Interest Only STRIPS 0.71% (D), 02/16/2053	129,684	4,837

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
2.00%, TBA (K)	$ 1,450,000	$ 1,500,926
2.50%, TBA (K)	783,000	815,199
3.00%, TBA (K)	2,823,000	2,950,495
3.50%, TBA (K)	2,308,000	2,437,239
4.00%, TBA (K)	355,000	379,198

Total U.S. Government Agency Obligations (Cost $9,731,054)		9,794,990

U.S. GOVERNMENT OBLIGATIONS - 9.6%
U.S. Treasury - 8.3%
U.S. Treasury Bond
1.25%, 05/15/2050 (C)	102,000	92,661
2.00%, 02/15/2050 (C)	301,000	327,667
2.25%, 08/15/2046	95,000	108,782
2.50%, 02/15/2045 - 05/15/2046	355,000	424,891
2.75%, 08/15/2042 - 08/15/2047 (C)	481,500	601,377
2.75%, 11/15/2047	183,000	230,337
2.88%, 08/15/2045 (C)	166,000	211,929
2.88%, 05/15/2049	358,300	463,761
3.00%, 05/15/2042 (C)	139,000	179,652
3.00%, 08/15/2048	108,100	142,646
3.13%, 02/15/2042 - 05/15/2048	252,500	333,153
3.63%, 02/15/2044	683,300	972,074
4.50%, 02/15/2036 (C)	297,000	439,096
4.75%, 02/15/2037	165,000	253,733
5.25%, 02/15/2029	177,000	241,757
U.S. Treasury Note
0.25%, 08/31/2025	249,000	247,619
0.63%, 05/15/2030	366,000	358,852
0.63%, 08/15/2030 (C)	400,000	391,250
1.50%, 08/15/2026 - 02/15/2030	539,300	571,894
1.63%, 02/15/2026 - 08/15/2029 (C)	396,000	421,854
1.75%, 05/15/2023	204,000	212,096
1.88%, 11/30/2021 (C)	155,000	157,888
2.00%, 02/15/2025	461,000	493,990
2.13%, 06/30/2022 (C)	173,000	178,656
2.13%, 05/15/2025	339,000	366,199
2.25%, 11/15/2027	245,300	272,676
2.38%, 05/15/2029	65,000	73,671
2.63%, 12/15/2021	475,000	488,137
2.88%, 05/15/2028 - 08/15/2028	366,200	425,989
3.13%, 11/15/2028	126,500	150,273

		9,834,560

U.S. Treasury Inflation-Protected Securities - 1.3%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	89,329	107,694
2.50%, 01/15/2029	330,131	426,359
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	960,207	1,014,481

		1,548,534

Total U.S. Government Obligations (Cost $10,454,589)		11,383,094

COMMERCIAL PAPER - 6.0%
Banks - 2.2%
HSBC Bank PLC 0.20% (L), 01/07/2021	425,000	424,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

COMMERCIAL PAPER (continued)
Banks (continued)
Macquarie Bank, Ltd. 0.18% (L), 12/03/2020	$ 325,000	$ 324,944
Manhattan Asset Funding Co. LLC 0.16% (L), 12/01/2020	450,000	449,939
National Bank of Canada 0.17% (L), 01/04/2021	265,000	264,940
Skandinaviska Enskilda Banken AB 0.17% (L), 11/17/2020	250,000	249,988
Sumitomo Mitsui Brokerage Corp. 0.21% (L), 02/11/2021	400,000	399,787
Swedbank AB 0.17% (L), 11/03/2020	450,000	449,995

		2,564,414

Capital Markets - 0.3%
Cedar Springs Capital Co. LLC 0.20% (L), 01/05/2021	300,000	299,901

Diversified Financial Services - 3.3%
Anglesea Funding PLC 0.22% (L), 11/04/2020	450,000	449,992
Cancara Asset Securitisation LLC 0.21% (L), 12/03/2020	325,000	324,968
Crown Point Capital Co. 0.18% (L), 11/05/2020	360,000	359,993
Gotham Funding Corp. 0.17% (L), 11/10/2020	475,000	474,985
Jupiter Securitization Co. LLC 0.19% (L), 11/04/2020	324,000	323,995
Lexington Parker Capital Co. LLC 0.23% (L), 01/13/2021	363,000	362,860
Mont Blanc Capital Corp. 0.17% (L), 11/20/2020	450,000	449,960
Nieuw Amsterdam Receivables Corp. 0.16% (L), 01/14/2021	400,000	399,847
Ridgefield Funding Co. 0.20% (L), 11/17/2020	250,000	249,982

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Sheffield Receivable 0.15% (L), 11/02/2020	$ 250,000	$ 249,997
Victory Receivables Corp. 0.15% (L), 11/23/2020	325,000	324,971

		3,971,550

Equity Real Estate Investment Trusts - 0.2%
Simon Property Group, Inc. 0.20% (L), 11/03/2020	250,000	249,998

Total Commercial Paper (Cost $7,085,787)		7,085,863

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bill
0.09% (L), 12/31/2020	125,000	124,981
0.10% (L), 11/05/2020	125,000	124,999
0.11% (L), 12/03/2020 - 12/10/2020	720,000	719,937

Total Short-Term U.S. Government Obligations (Cost $969,902)		969,917

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (L)	1,643,348	1,643,348

Total Other Investment Company (Cost $1,643,348)		1,643,348

Total Investments (Cost $109,110,028)		127,027,417
Net Other Assets (Liabilities) - (7.1)%		(8,407,194)

Net Assets - 100.0%		$ 118,620,223

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	4	12/18/2020	$689,433	$652,940	$—	$(36,493)

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Common Stocks	$68,763,083	$—	$—	$68,763,083
Preferred Stock	7,072	—	—	7,072
Asset-Backed Securities	—	3,555,868	—	3,555,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
Corporate Debt Securities	$—	$18,089,901	$0	$18,089,901
Foreign Government Obligations	—	699,975	—	699,975
Mortgage-Backed Securities	—	4,699,981	—	4,699,981
Municipal Government Obligations	—	334,325	—	334,325
U.S. Government Agency Obligations	—	9,794,990	—	9,794,990
U.S. Government Obligations	—	11,383,094	—	11,383,094
Commercial Paper	—	7,085,863	—	7,085,863
Short-Term U.S. Government Obligations	—	969,917	—	969,917
Other Investment Company	1,643,348	—	—	1,643,348

Total Investments	$70,413,503	$56,613,914	$0	$127,027,417

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(36,493)	$—	$—	$(36,493)

Total Other Financial Instruments	$(36,493)	$—	$—	$(36,493)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,555,990, collateralized by cash collateral of $1,643,348 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,985,851. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $13,641,974, representing 11.5% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Rounds to less than $1 or $(1).
(H)	Security deemed worthless.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the value of the security is $0, representing 0.00% of the Fund’s net assets.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Rates disclosed reflect the yields at October 31, 2020.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.
(O)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns, followed by high yield, then by investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Bond (Class A) returned 4.03%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 6.19%.

STRATEGY REVIEW

Over the past year, the Fund remained overweight to spread-based assets relative to the benchmark, given the portfolio management team’s views on expected risk-adjusted returns of the assets. The Fund’s duration remained short relative to the benchmark, but the gap closed as duration was lengthened throughout the year. Because developed market government securities have continued to offer low yields and look likely to stay depressed near term given central bank policy and a limited inflationary backdrop, the Fund has remained overweight to excess carry offered in spread-based assets.

Portions of securitized credit tied to commercial real estate were negatively affected by changes to the economy due to COVID-19, and commercial mortgage-backed securities (“CMBS”) and other portions of the structured market detracted from returns in the period, though, in most cases, we continue to believe they offer attractive investment opportunities given their robust structural protections and an improving economic backdrop. Within investment grade corporate credit, financials were preferred over industrials due to strong capital positions and lower expected event risk. During the period, portfolio managers became more biased toward intermediate-dated credit given the steeper credit curves compared to short-dated corporate credit. High yield securities continued to offer attractive yield, however they detracted from returns during the period.

Positioning to spread-based assets in lieu of Treasuries detracted from returns given the significant volatility experienced early in 2020. Risk-based assets rallied during the second and third quarters, but not enough to offset losses during the first quarter. As such, carry contributed to relative returns but was offset by spread factors. Over the last 12 months, the portfolio’s shorter duration positioning relative to the benchmark also detracted from relative returns as rates fell across the curve.

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark’s Treasury holdings contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities and overweight to investment grade corporate credit. These positives were offset by the portfolio’s allocation to shorter duration asset-backed securities, CMBS, non-agency residential mortgage-backed securities, and ex-index exposure to high yield corporate credit. Within corporate credit, capital goods, consumer non-cyclical and technology contributed positively to relative returns while transportation, REITs, energy and consumer cyclical detracted.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Jeremy Mead, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.8%
U.S. Government Obligations	15.5
Mortgage-Backed Securities	14.2
Asset-Backed Securities	13.5
U.S. Government Agency Obligations	4.7
Commercial Paper	3.5
Short-Term U.S. Government Obligations	1.2
Other Investment Company	1.0
Repurchase Agreement	0.9
Loan Assignments	0.8
Foreign Government Obligations	0.8
Municipal Government Obligation	0.1
Preferred Stock	0.1
Common Stock	0.1
Net Other Assets (Liabilities) ^	(5.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.03
Duration †	5.77

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	21.4%
AAA	13.9
AA	4.5
A	12.1
BBB	31.1
BB	9.1
B	7.3
CCC and Below	0.5
Not Rated	5.3
Net Other Assets (Liabilities) ^	(5.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.91)%	3.17%	4.04%	06/29/1987
Class A (NAV)	4.03%	4.18%	4.55%	06/29/1987
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%
Class C (POP)	2.31%	3.52%	3.83%	11/11/2002
Class C (NAV)	3.31%	3.52%	3.83%	11/11/2002
Class I (NAV)	4.46%	4.57%	4.89%	11/30/2009
Class I2 (NAV)	4.52%	4.66%	4.97%	11/08/2004
Class R6 (NAV)	4.41%	4.64%	4.11%	05/29/2015

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks such as high-yield/high-risk bonds and is subject to greater levels of liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 13.5%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 690,580	$ 772,988
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	862,752	871,678
Battalion CLO XII, Ltd. Series 2018-12A, Class A1, 3-Month LIBOR + 1.07%, 1.35% (B), 05/17/2031 (A)	2,500,000	2,465,730
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 1.42% (B), 07/18/2027 (A)	525,000	516,542
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	203,698	206,804
BXG Receivables Note Trust
Series 2015-A, Class A,
2.88%, 05/02/2030 (A)	915,610	916,291
Series 2020-A, Class A,
1.55%, 02/28/2036 (A)	1,914,988	1,912,058
CARS-DB4, LP
Series 2020-1A, Class A1,
2.69%, 02/15/2050 (A)	1,169,070	1,200,923
Series 2020-1A, Class A4,
3.19%, 02/15/2050 (A)	6,010,000	6,138,215
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 1.43% (B), 10/18/2030 (A)	5,000,000	4,965,975
Series 2015-2A, Class BR2,
3-Month LIBOR + 1.50%, 1.74% (B), 04/15/2030 (A)	7,030,000	6,834,390
Countrywide Asset-Backed Certificates
Series 2002-S3, Class A5,
4.93% (B), 05/25/2032	6,731	6,630
Series 2006-6, Class 2A3,
1-Month LIBOR + 0.28%, 0.43% (B), 09/25/2036	336,556	335,875
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	1,660,230	1,703,245
ExteNet LLC Series 2019-1A, Class A2, 3.20%, 07/26/2049 (A)	2,765,000	2,830,012
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month LIBOR + 0.33%, 0.48% (B), 01/25/2036	1,249,872	745,550
Hertz Vehicle Financing II, LP
Series 2017-2A, Class A,
3.29%, 10/25/2023 (A)	340,980	341,715
Series 2019-1A, Class B,
4.10%, 03/25/2023 (A)	1,506,000	1,501,313
Series 2019-3A, Class B,
3.03%, 12/26/2025 (A)	4,975,000	4,972,318
Hilton Grand Vacations Trust Series 2018-AA, Class C, 4.00%, 02/25/2032 (A)	1,043,946	1,077,032

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HIN Timeshare Trust Series 2020-A, Class A, 1.39%, 10/09/2039 (A)	$ 3,162,554	$ 3,157,634
Jamestown CLO IV, Ltd. Series 2014-4A, Class A2R, 3-Month LIBOR + 1.35%, 1.59% (B), 07/15/2026 (A)	4,400,000	4,379,452
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	547,984	578,525
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	1,472,377	1,710,249
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month LIBOR + 0.35%, 0.50% (B), 12/25/2035	1,117,271	1,167,190
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 1.58% (B), 04/15/2029 (A)	6,925,628	6,876,788
Mountain View CLO, Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 1.69% (B), 10/15/2026 (A)	2,000,000	1,974,820
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	1,552,102	1,560,242
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	2,846,841	2,922,498
NADG NNN Operating, LP Series 2019-1, Class A, 3.37%, 12/28/2049 (A)	5,427,292	5,557,594
New Residential Advance Receivables Trust
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (A)	10,800,000	10,810,261
Series 2020-T1, Class BT1,
1.82%, 08/15/2053 (A)	2,400,000	2,408,619
Series 2020-T1, Class DT1,
3.01%, 08/15/2053 (A)	3,390,000	3,403,645
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (A)	25,800,000	25,843,083
Series 2020-T2, Class CT2,
2.17%, 09/15/2053 (A)	1,200,000	1,201,646
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (A)	10,360,000	10,369,279
Series 2020-T3, Class BT3,
1.57%, 10/15/2052 (A)	300,000	300,267
Series 2020-T3, Class CT3,
1.81%, 10/15/2052 (A)	1,500,000	1,501,615
Series 2020-T3, Class DT3,
2.46%, 10/15/2052 (A)	1,200,000	1,201,726
Ocwen Master Advance Receivables Trust
Series 2020-T1, Class AT1,
1.28%, 08/15/2052 (A)	10,116,000	10,148,132
Series 2020-T1, Class BT1,
1.77%, 08/15/2052 (A)	1,426,000	1,430,448

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ocwen Master Advance Receivables Trust (continued)
Series 2020-T1, Class CT1,
2.32%, 08/15/2052 (A)	$ 591,000	$ 592,909
Series 2020-T1, Class DT1,
3.06%, 08/15/2052 (A)	1,386,000	1,390,307
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	451,199	454,417
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	894,685	896,773
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	624,977	642,014
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	624,973	616,098
OZLM Funding IV, Ltd. Series 2013-4A, Class A2R, 3-Month LIBOR + 1.70%, 1.92% (B), 10/22/2030 (A)	3,750,000	3,637,616
Sierra Timeshare Receivables Funding LLC
Series 2018-3A, Class A,
3.69%, 09/20/2035 (A)	1,171,409	1,213,426
Series 2018-3A, Class D,
5.20%, 09/20/2035 (A)	1,259,818	1,253,053
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	909,872	929,204
Series 2019-2A, Class A,
2.59%, 05/20/2036 (A)	1,280,731	1,314,308
Series 2019-2A, Class D,
4.54%, 05/20/2036 (A)	1,299,447	1,278,988
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	667,121	669,915
Series 2020-2A, Class B,
2.32%, 07/20/2037 (A)	3,239,649	3,253,582
Small Business Lending Trust Series 2019-A, Class A, 2.85%, 07/15/2026 (A)	2,160,878	2,153,262
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	5,183	5,191
Soundview Home Loan Trust Series 2006-3, Class A3, 1-Month LIBOR + 0.16%, 0.31% (B), 11/25/2036	615,319	611,130
SPS Servicer Advance Receivables Trust II
Series 2020-T1, Class AT1,
1.28%, 11/15/2052 (A)	4,754,000	4,755,926
Series 2020-T1, Class CT1,
1.82%, 11/15/2052 (A)	982,000	982,392
Series 2020-T1, Class DT1,
2.37%, 11/15/2052 (A)	540,000	540,225
STORE Master Funding I LLC
Series 2015-1A, Class A1,
3.75%, 04/20/2045 (A)	4,344,158	4,347,818
Series 2015-1A, Class A2,
4.17%, 04/20/2045 (A)	1,045,438	1,079,730
STORE Master Funding I-VII & XIV Series 2019-1, Class A3, 3.32%, 11/20/2049 (A)	1,137,761	1,125,839

	Principal	Value
ASSET-BACKED SECURITIES (continued)
STORE Master Funding LLC Series 2013-3A, Class A2, 5.21%, 11/20/2043 (A)	$ 766,598	$ 789,531
TICP CLO I, Ltd.
Series 2015-1A, Class AR,
3-Month LIBOR + 0.80%, 1.02% (B), 07/20/2027 (A)	2,014,605	1,999,084
Series 2015-1A, Class BR,
3-Month LIBOR + 1.30%, 1.52% (B), 07/20/2027 (A)	1,440,000	1,405,495
TICP CLO III, Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 1.57% (B), 04/20/2028 (A)	1,250,000	1,219,776
Towd Point Mortgage Trust
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	375,619	384,648
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	683,820	694,643
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	1,788,824	1,833,480
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	1,001,545	1,030,523
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	4,707,350	4,869,388
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	2,139,065	2,208,040
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	3,790,086	3,963,878
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	7,263,743	7,740,560
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	2,740,993	2,868,115
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	13,454,590	14,409,927
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	14,001,000	14,253,957
Trafigura Securitisation Finance PLC Series 2018-1A, Class A2, 3.73%, 03/15/2022 (A)	3,090,000	3,120,662
Vantage Data Centers LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	6,085,000	6,047,205
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (A)	3,100,000	3,181,026
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	769,567	800,157
Welk Resorts LLC
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	433,264	434,088
Series 2019-AA, Class A,
2.80%, 06/15/2038 (A)	1,550,230	1,607,002
Wellfleet CLO, Ltd.
Series 2016-2A, Class A2R,
3-Month LIBOR + 1.58%, 1.80% (B), 10/20/2028 (A)	4,975,000	4,793,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wellfleet CLO, Ltd. (continued)
Series 2017-2A, Class A2R,
3-Month LIBOR + 1.62%, 1.84% (B), 10/20/2029 (A)	$ 4,000,000	$ 3,857,484

Total Asset-Backed Securities (Cost $252,842,272)		256,075,022

CORPORATE DEBT SECURITIES - 48.8%
Aerospace & Defense - 0.9%
BAE Systems PLC 3.40%, 04/15/2030 (A)	1,460,000	1,624,067
Boeing Co.
5.15%, 05/01/2030	3,907,000	4,317,748
5.93%, 05/01/2060	4,103,000	4,864,830
Embraer Finance BV 6.95%, 01/17/2028 (A)	2,343,000	2,359,401
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025 (A)	1,254,000	1,379,828
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	1,597,000	1,742,896
Northrop Grumman Corp. 3.20%, 02/01/2027	738,000	820,665

		17,109,435

Airlines - 1.0%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	2,529,872	2,319,235
3.70%, 04/01/2028	1,272,856	1,005,638
4.00%, 01/15/2027	1,966,515	1,474,812
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	49,099	45,746
Delta Air Lines Pass-Through Trust
3.20%, 10/25/2025	1,655,000	1,648,204
6.82%, 02/10/2024	2,469,215	2,505,971
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.75%, 10/20/2028 (A)	2,086,000	2,132,334
JetBlue Pass-Through Trust 2.75%, 11/15/2033	2,813,275	2,740,275
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (C)	1,500,000	1,259,550
United Airlines Pass-Through Trust
2.70%, 11/01/2033	1,051,000	983,938
3.75%, 03/03/2028	1,482,879	1,433,878
4.15%, 02/25/2033	2,077,695	2,052,917
US Airways Pass-Through Trust 3.95%, 05/15/2027	271,375	222,723

		19,825,221

Auto Components - 0.3%
Clarios Global, LP / Clarios US Finance Co. 6.25%, 05/15/2026 (A)	3,308,000	3,465,262
Weichai International Hong Kong Energy Group Co., Ltd. Fixed until 09/14/2022 (D), 3.75% (B) (E)	1,600,000	1,612,751

		5,078,013

Automobiles - 0.3%
Ford Motor Co.
8.50%, 04/21/2023	1,203,000	1,327,811
9.00%, 04/22/2025	1,203,000	1,417,609

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
General Motors Co. 6.25%, 10/02/2043	$ 2,723,000	$ 3,349,426

		6,094,846

Banks - 7.7%
Banco Santander SA 2.75%, 05/28/2025	4,800,000	5,060,463
Bank of America Corp.
Fixed until 10/24/2050, 2.83% (B), 10/24/2051, MTN	5,282,000	5,250,891
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	8,132,000	9,034,002
5.88%, 02/07/2042, MTN	1,149,000	1,714,562
Barclays Bank PLC 10.18%, 06/12/2021 (A)	4,467,000	4,703,901
Barclays PLC
5.20%, 05/12/2026	2,704,000	3,038,404
Fixed until 06/15/2024 (D), 8.00% (B)	1,511,000	1,620,547
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	4,955,000	5,142,646
6.50%, 03/10/2021 (A)	1,105,000	1,123,232
6.75%, 09/30/2022 (A)	1,500,000	1,614,750
BNP Paribas SA Fixed until 03/14/2022 (D), 6.75% (A) (B)	2,429,000	2,486,689
BPCE SA
3.50%, 10/23/2027 (A)	2,649,000	2,905,668
4.50%, 03/15/2025 (A)	4,654,000	5,166,818
CIT Bank NA Fixed until 09/27/2024, 2.97% (B), 09/27/2025	3,010,000	3,107,825
Citigroup, Inc.
Fixed until 04/24/2024, 3.35% (B), 04/24/2025	1,000	1,080
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	7,825,000	8,694,103
Fixed until 09/12/2024 (D), 5.00% (B)	2,894,000	2,906,450
Commerzbank AG 8.13%, 09/19/2023 (A)	2,891,000	3,318,609
Credit Agricole SA 3.25%, 01/14/2030 (A)	6,253,000	6,676,817
Credit Suisse AG 6.50%, 08/08/2023 (A)	3,070,000	3,457,587
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	3,008,000	3,188,245
Discover Bank 4.65%, 09/13/2028	2,953,000	3,459,837
HBOS PLC 6.00%, 11/01/2033 (A)	2,974,000	3,862,805
ING Bank NV 5.80%, 09/25/2023 (A)	963,000	1,083,750
Intesa Sanpaolo SpA
4.00%, 09/23/2029 (A) (C)	1,518,000	1,660,565
5.02%, 06/26/2024 (A)	595,000	627,932

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (B), 05/13/2031	$ 3,357,000	$ 3,575,030
4.13%, 12/15/2026	5,794,000	6,713,989
Fixed until 02/01/2025 (D), 4.60% (B)	7,237,000	7,135,682
Lloyds Banking Group PLC
Fixed until 07/09/2024, 3.87% (B), 07/09/2025	3,404,000	3,712,862
Fixed until 06/27/2026 (D), 6.75% (B)	2,567,000	2,692,141
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (A)	5,304,000	5,575,256
Natwest Group PLC Fixed until 08/28/2030, 3.03% (B), 11/28/2035	2,701,000	2,619,754
Santander UK Group Holdings PLC 5.63%, 09/15/2045 (A)	2,051,000	2,589,730
Synovus Bank Fixed until 02/10/2022, 2.29% (B), 02/10/2023	2,850,000	2,887,180
Truist Financial Corp. Fixed until 09/01/2025 (D), 4.95% (B)	5,369,000	5,691,140
UniCredit SpA
Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	1,858,000	1,881,861
6.57%, 01/14/2022 (A)	2,283,000	2,415,575
Wells Fargo & Co. Fixed until 04/04/2030, 4.48% (B), 04/04/2031, MTN	6,367,000	7,637,697
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	616,091

		146,652,166

Beverages - 1.6%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	3,086,000	3,500,324
4.44%, 10/06/2048	1,089,000	1,266,283
4.75%, 01/23/2029	4,027,000	4,876,798
Constellation Brands, Inc.
2.65%, 11/07/2022	3,241,000	3,371,330
3.15%, 08/01/2029	1,344,000	1,472,058
3.70%, 12/06/2026	3,681,000	4,194,633
Pernod Ricard SA 4.45%, 01/15/2022 (A)	7,590,000	7,944,739
Primo Water Holdings, Inc. 5.50%, 04/01/2025 (A)	4,510,000	4,656,575

		31,282,740

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	1,682,000	1,857,666
3.25%, 10/01/2022 (A)	1,758,000	1,837,236
4.05%, 11/21/2039 (A)	1,711,000	1,962,094
Amgen, Inc. 2.20%, 02/21/2027	2,344,000	2,462,467
Biogen, Inc. 2.25%, 05/01/2030	1,496,000	1,507,512

		9,626,975

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products - 0.4%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A)	$ 830,000	$ 875,650
Builders FirstSource, Inc. 5.00%, 03/01/2030 (A)	859,000	906,245
Carrier Global Corp. 2.72%, 02/15/2030 (A)	2,713,000	2,831,607
Owens Corning 7.00%, 12/01/2036	1,380,000	1,885,724
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	2,179,000	2,120,894

		8,620,120

Capital Markets - 2.6%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (D), 4.70% (B)	4,937,000	5,282,590
Charles Schwab Corp. Fixed until 12/01/2027 (D), 5.00% (B) (C)	3,340,000	3,474,903
Credit Suisse Group AG Fixed until 08/21/2026 (D), 6.38% (A) (B)	7,047,000	7,566,716
Deutsche Bank AG Fixed until 10/30/2025 (D), 6.00% (B) (C)	2,000,000	1,780,000
Goldman Sachs Group, Inc. Fixed until 04/23/2028, 3.81% (B), 04/23/2029	6,027,000	6,875,878
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	4,067,000	4,034,010
Lazard Group LLC 4.50%, 09/19/2028	2,336,000	2,693,886
Morgan Stanley
Fixed until 01/22/2030, 2.70% (B), 01/22/2031, MTN	5,388,000	5,742,359
4.00%, 07/23/2025, MTN	7,528,000	8,555,299
UBS AG 7.63%, 08/17/2022	2,433,000	2,709,414
UBS Group AG Fixed until 08/10/2021 (D), 7.13% (B) (E)	1,055,000	1,078,737

		49,793,792

Chemicals - 0.7%
Mosaic Co. 4.05%, 11/15/2027 (C)	800,000	883,325
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,800,000	2,769,760
Nutrien, Ltd. 4.20%, 04/01/2029 (C)	2,514,000	2,967,995
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (A)	2,647,000	2,661,870
Syngenta Finance NV 3.93%, 04/23/2021 (A)	3,855,000	3,904,465

		13,187,415

Commercial Services & Supplies - 0.4%
Ashtead Capital, Inc.
4.25%, 11/01/2029 (A)	1,358,000	1,449,326
5.25%, 08/01/2026 (A)	2,308,000	2,443,595
Stericycle, Inc. 5.38%, 07/15/2024 (A)	3,987,000	4,145,443

		8,038,364

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.6%
CommScope, Inc. 5.50%, 03/01/2024 (A)	$ 8,632,000	$ 8,824,235
Nokia OYJ 3.38%, 06/12/2022	2,050,000	2,093,562

		10,917,797

Construction & Engineering - 1.0%
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	990,000	1,019,700
9.88%, 04/01/2027 (A)	2,000,000	2,220,000
IHS Holdco BV
7.13%, 03/18/2025 (A)	1,565,000	1,576,737
8.00%, 09/18/2027 (A)	1,975,000	2,004,625
Quanta Services, Inc. 2.90%, 10/01/2030	2,043,000	2,132,358
SBA Tower Trust
1.88%, 07/15/2050 (A)	970,000	1,000,114
2.84%, 01/15/2050 (A)	6,883,000	7,292,367
3.17%, 04/09/2047 (A)	880,000	890,088
3.45%, 03/15/2048 (A)	995,000	1,059,499

		19,195,488

Construction Materials - 0.6%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	2,580,000	2,833,718
LafargeHolcim Finance LLC 3.50%, 09/22/2026 (A)	4,920,000	5,428,840
Martin Marietta Materials, Inc. 2.50%, 03/15/2030	2,925,000	3,029,162

		11,291,720

Consumer Finance - 1.0%
Ally Financial, Inc. 3.88%, 05/21/2024	3,169,000	3,408,099
Altice Financing SA 7.50%, 05/15/2026 (A)	2,750,000	2,870,313
BMW US Capital LLC 2.80%, 04/11/2026 (A)	5,863,000	6,312,361
Navient Corp. 6.50%, 06/15/2022	4,385,000	4,472,700
OneMain Finance Corp. 7.13%, 03/15/2026	2,000,000	2,217,720

		19,281,193

Containers & Packaging - 0.8%
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	5,810,000	5,812,208
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.00%, 10/15/2027 (A)	6,000,000	6,075,000
5.13%, 07/15/2023 (A) (F)	250,000	253,125
WRKCo, Inc. 3.90%, 06/01/2028	2,405,000	2,724,728

		14,865,061

Diversified Financial Services - 1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023	4,183,000	4,344,070
6.50%, 07/15/2025	1,223,000	1,347,441

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	$ 3,033,000	$ 3,028,134
3.50%, 11/01/2027 (A)	1,507,000	1,329,164
5.50%, 12/15/2024 (A)	6,418,000	6,682,419
Element Fleet Management Corp. 3.85%, 06/15/2025 (A)	3,784,000	4,025,614
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (A)	5,711,000	4,932,876
United Shore Financial Services LLC 5.50%, 11/15/2025 (A) (G)	4,725,000	4,782,645
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (A)	3,940,000	4,209,535

		34,681,898

Diversified Telecommunication Services - 1.4%
AT&T, Inc. 3.40%, 05/15/2025	504,000	555,489
CenturyLink, Inc.
5.13%, 12/15/2026 (A)	4,440,000	4,539,900
5.80%, 03/15/2022	3,035,000	3,156,400
6.45%, 06/15/2021	3,455,000	3,528,419
7.50%, 04/01/2024 (C)	1,750,000	1,931,055
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	4,855,000	4,988,512
Level 3 Financing, Inc. 3.40%, 03/01/2027 (A)	3,328,000	3,560,194
Verizon Communications, Inc.
1.68%, 10/30/2030 (A)	1,973,000	1,949,323
4.13%, 03/16/2027	2,134,000	2,505,861

		26,715,153

Electric Utilities - 1.2%
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	5,178,000	5,500,289
EDP Finance BV 3.63%, 07/15/2024 (A)	11,286,000	12,285,195
NRG Energy, Inc. 7.25%, 05/15/2026	1,616,000	1,708,096
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,323,000	2,196,304
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	1,247,000	1,303,115

		22,992,999

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp. 2.80%, 02/15/2030	2,182,000	2,381,945
Arrow Electronics, Inc. 3.50%, 04/01/2022	1,657,000	1,708,460
Keysight Technologies, Inc. 4.60%, 04/06/2027	2,549,000	2,970,751
Sensata Technologies, Inc. 3.75%, 02/15/2031 (A)	210,000	207,900

		7,269,056

Energy Equipment & Services - 0.1%
Noble Holding International, Ltd. 6.05%, 03/01/2041 (H)	1,736,000	11,943
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,737,000	1,857,496

		1,869,439

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 2.6%
Agree, LP 2.90%, 10/01/2030	$ 1,229,000	$ 1,263,752
CBL & Associates, LP 5.25%, 12/01/2023	997,000	376,368
Corporate Office Properties, LP 2.25%, 03/15/2026	1,251,000	1,265,751
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	2,058,000	2,183,579
EPR Properties 3.75%, 08/15/2029	2,420,000	2,065,354
Equinix, Inc. 5.38%, 05/15/2027	6,365,000	6,938,896
Federal Realty Investment Trust 1.25%, 02/15/2026	2,486,000	2,479,074
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	1,525,000	1,626,387
Healthpeak Properties, Inc. 3.88%, 08/15/2024	2,877,000	3,164,684
Highwoods Realty, LP 3.05%, 02/15/2030	3,244,000	3,339,339
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	3,750,000	3,843,750
iStar, Inc.
4.25%, 08/01/2025	2,171,000	1,991,892
5.50%, 02/15/2026	3,496,000	3,309,908
Life Storage, LP
2.20%, 10/15/2030	800,000	798,127
4.00%, 06/15/2029	1,053,000	1,192,950
Mid-America Apartments, LP 1.70%, 02/15/2031	1,409,000	1,365,931
National Retail Properties, Inc. 2.50%, 04/15/2030	2,457,000	2,434,918
Realty Income Corp. 3.25%, 01/15/2031	1,072,000	1,172,610
Service Properties Trust
4.65%, 03/15/2024	3,147,000	2,828,366
4.95%, 10/01/2029	1,321,000	1,083,220
Weyerhaeuser Co. 4.00%, 04/15/2030	2,433,000	2,823,264
WP Carey, Inc. 2.40%, 02/01/2031	1,081,000	1,067,218

		48,615,338

Food & Staples Retailing - 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP 4.63%, 01/15/2027 (A)	6,860,000	7,073,655
Sysco Corp. 5.95%, 04/01/2030	3,420,000	4,363,905

		11,437,560

Food Products - 0.4%
Bunge, Ltd. Finance Corp. 1.63%, 08/17/2025	2,035,000	2,047,223
Campbell Soup Co. 2.38%, 04/24/2030	2,285,000	2,358,729
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	680,000	698,700
5.63%, 01/15/2028 (A)	2,000,000	2,110,000

		7,214,652

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories 1.40%, 06/30/2030	$ 1,182,000	$ 1,179,245
Alcon Finance Corp. 2.75%, 09/23/2026 (A)	2,053,000	2,224,282
Boston Scientific Corp. 4.70%, 03/01/2049	1,604,000	2,075,664
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	2,387,000	2,588,448
Smith & Nephew PLC 2.03%, 10/14/2030	2,706,000	2,691,952
Stryker Corp. 1.95%, 06/15/2030	2,312,000	2,346,267

		13,105,858

Health Care Providers & Services - 1.7%
Anthem, Inc. 2.25%, 05/15/2030	2,121,000	2,179,662
Centene Corp.
3.00%, 10/15/2030	2,115,000	2,196,328
3.38%, 02/15/2030	4,806,000	4,992,233
4.25%, 12/15/2027	1,047,000	1,102,177
CHS / Community Health Systems, Inc.
8.00%, 03/15/2026 (A)	725,000	727,900
8.13%, 06/30/2024 (A)	116,000	89,175
Cigna Corp. 2.40%, 03/15/2030	2,085,000	2,162,944
CVS Health Corp. 4.78%, 03/25/2038	3,551,000	4,288,939
HCA, Inc.
4.13%, 06/15/2029	3,725,000	4,227,188
5.25%, 04/15/2025	3,025,000	3,503,697
Quest Diagnostics, Inc. 4.20%, 06/30/2029	2,067,000	2,435,263
Tenet Healthcare Corp. 5.13%, 11/01/2027 (A)	2,400,000	2,471,280
UnitedHealth Group, Inc. 2.00%, 05/15/2030	1,965,000	2,044,773

		32,421,559

Hotels, Restaurants & Leisure - 1.6%
Boyd Gaming Corp. 4.75%, 12/01/2027	2,549,000	2,478,928
Carnival Corp. 11.50%, 04/01/2023 (A)	748,000	821,558
GLP Capital, LP / GLP Financing II, Inc. 4.00%, 01/15/2030	2,357,000	2,452,199
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,792,000	2,987,440
Marriott International, Inc. 5.75%, 05/01/2025	2,772,000	3,082,088
MGM Resorts International
4.75%, 10/15/2028	4,127,000	4,034,143
5.75%, 06/15/2025	3,379,000	3,511,034
NCL Corp., Ltd. 3.63%, 12/15/2024 (A)	3,416,000	2,357,040
Scientific Games International, Inc.
7.00%, 05/15/2028 (A)	699,000	694,324
7.25%, 11/15/2029 (A)	796,000	789,568
8.25%, 03/15/2026 (A)	3,200,000	3,246,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Viking Cruises, Ltd. 5.88%, 09/15/2027 (A)	$ 4,525,000	$ 3,529,500

		29,983,870

Household Durables - 0.3%
Century Communities, Inc. 6.75%, 06/01/2027	1,319,000	1,404,735
D.R. Horton, Inc. 4.38%, 09/15/2022	2,438,000	2,583,675
KB Home 7.63%, 05/15/2023	795,000	874,500

		4,862,910

Independent Power & Renewable Electricity Producers - 0.1%
Calpine Corp. 5.25%, 06/01/2026 (A)	1,250,000	1,283,900

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc. 3.75%, 12/01/2027	2,784,000	3,129,586
General Electric Co. Fixed until 01/21/2021 (D), 5.00% (B)	1,442,000	1,168,020

		4,297,606

Insurance - 1.3%
American International Group, Inc.
4.20%, 04/01/2028	2,544,000	2,961,729
4.25%, 03/15/2029	2,031,000	2,398,238
Brown & Brown, Inc. 2.38%, 03/15/2031	4,912,000	4,933,538
CNA Financial Corp. 2.05%, 08/15/2030	3,005,000	3,008,671
Markel Corp. 5.00%, 05/20/2049	1,790,000	2,384,880
Pacific LifeCorp 3.35%, 09/15/2050 (A)	1,420,000	1,453,207
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050 (C)	1,788,000	1,828,230
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	5,000,000	5,690,929

		24,659,422

Interactive Media & Services - 0.4%
Alphabet, Inc. 1.10%, 08/15/2030	2,915,000	2,847,975
Baidu, Inc. 4.38%, 05/14/2024	2,436,000	2,670,733
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (A)	1,686,000	1,791,823

		7,310,531

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	1,761,000	1,770,043

IT Services - 0.2%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029 (C)	760,000	875,777
Fiserv, Inc. 3.50%, 07/01/2029	1,443,000	1,619,897
Gartner, Inc. 4.50%, 07/01/2028 (A)	413,000	431,155

		2,926,829

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.1%
Mattel, Inc.
5.88%, 12/15/2027 (A)	$ 360,000	$ 391,212
6.75%, 12/31/2025 (A) (C)	1,500,000	1,577,625

		1,968,837

Machinery - 0.1%
Xylem, Inc. 1.95%, 01/30/2028	1,517,000	1,567,472

Marine - 0.1%
MV24 Capital BV 6.75%, 06/01/2034 (A)	2,901,042	2,918,477

Media - 1.7%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.13%, 07/01/2049	4,520,000	5,284,252
Clear Channel Worldwide Holdings, Inc. 9.25%, 02/15/2024	1,055,000	912,965
Comcast Corp. 4.15%, 10/15/2028	3,714,000	4,416,913
CSC Holdings LLC
4.63%, 12/01/2030 (A)	1,217,000	1,216,976
6.75%, 11/15/2021	1,315,000	1,374,175
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	1,040,000	607,750
6.63%, 08/15/2027 (A) (C)	690,000	275,414
DISH DBS Corp.
5.00%, 03/15/2023	1,500,000	1,511,280
5.88%, 07/15/2022	7,490,000	7,714,700
6.75%, 06/01/2021	900,000	918,000
Gray Television, Inc. 4.75%, 10/15/2030 (A)	3,090,000	3,043,650
Univision Communications, Inc. 6.63%, 06/01/2027 (A)	725,000	733,156
ViacomCBS, Inc. 4.20%, 05/19/2032	1,611,000	1,853,483
Ziggo BV 5.50%, 01/15/2027 (A)	2,473,000	2,565,737

		32,428,451

Metals & Mining - 0.2%
Teck Resources, Ltd. 6.25%, 07/15/2041	3,073,000	3,514,115

Multi-Utilities - 0.4%
Black Hills Corp.
3.05%, 10/15/2029	1,868,000	2,020,523
3.15%, 01/15/2027	1,874,000	2,018,675
4.25%, 11/30/2023	2,854,000	3,117,262

		7,156,460

Oil, Gas & Consumable Fuels - 3.2%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	1,514,000	1,455,940
Cheniere Energy Partners, LP 4.50%, 10/01/2029	1,735,000	1,768,867
Citgo Holding, Inc. 9.25%, 08/01/2024 (A)	700,000	586,250
Energy Transfer Operating, LP 6.00%, 06/15/2048	5,423,000	5,555,246

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners, LP 5.05%, 04/01/2045	$ 1,095,000	$ 689,850
EQM Midstream Partners, LP 6.50%, 07/15/2048	2,310,000	2,194,500
Exxon Mobil Corp. 3.04%, 03/01/2026	3,584,000	3,949,594
Lukoil International Finance BV 6.66%, 06/07/2022 (A)	1,000,000	1,077,060
Marathon Petroleum Corp. 4.50%, 05/01/2023	3,182,000	3,424,336
Noble Energy, Inc. 3.25%, 10/15/2029	2,562,000	2,834,880
NuStar Logistics, LP
5.63%, 04/28/2027	2,000,000	1,960,000
5.75%, 10/01/2025	950,000	956,489
6.00%, 06/01/2026	350,000	345,625
Occidental Petroleum Corp.
4.30%, 08/15/2039	938,000	637,840
5.55%, 03/15/2026	5,870,000	5,106,900
ONEOK Partners, LP 4.90%, 03/15/2025	1,134,000	1,238,143
Petroleos Mexicanos
6.50%, 01/23/2029	4,757,000	4,242,768
6.84%, 01/23/2030	3,538,000	3,162,972
6.88%, 10/16/2025 (A) (C)	2,440,000	2,411,940
7.69%, 01/23/2050	1,593,000	1,323,672
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	1,710,000	1,639,727
Sabine Pass Liquefaction LLC 6.25%, 03/15/2022	5,853,000	6,185,307
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.13%, 02/01/2025	6,000,000	6,015,000
YPF SA 8.50%, 07/28/2025 (A)	2,242,000	1,311,570

		60,074,476

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA 5.50%, 04/30/2049 (A) (C)	1,560,000	1,756,950

Pharmaceuticals - 1.5%
AstraZeneca PLC
2.38%, 06/12/2022	3,422,000	3,524,586
4.00%, 01/17/2029	3,989,000	4,761,828
Bausch Health Cos., Inc.
5.25%, 01/30/2030 (A)	3,400,000	3,357,670
5.88%, 05/15/2023 (A)	74,000	73,815
6.13%, 04/15/2025 (A)	2,000,000	2,053,500
6.25%, 02/15/2029 (A)	2,770,000	2,854,651
7.00%, 01/15/2028 (A)	617,000	652,478
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	2,041,000	2,353,355
Bristol-Myers Squibb Co. 3.20%, 06/15/2026	807,000	903,344
Merck & Co., Inc. 3.40%, 03/07/2029	1,505,000	1,738,121
Royalty Pharma PLC 2.20%, 09/02/2030 (A)	2,746,000	2,702,737

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	$ 1,170,000	$ 1,442,856
Upjohn, Inc. 2.30%, 06/22/2027 (A)	1,187,000	1,227,812
Zoetis, Inc. 2.00%, 05/15/2030	1,486,000	1,523,368

		29,170,121

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	1,680,000	1,787,690

Road & Rail - 0.6%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (A)	3,369,000	3,267,584
5.50%, 01/15/2026 (A)	4,641,000	4,740,513
CSX Corp. 3.80%, 04/15/2050	1,687,000	1,986,167
Hertz Corp. 5.50%, 10/15/2024 (A) (H)	3,599,000	1,430,602

		11,424,866

Semiconductors & Semiconductor Equipment - 1.6%
KLA Corp. 4.10%, 03/15/2029	2,500,000	2,963,739
Lam Research Corp.
1.90%, 06/15/2030	3,264,000	3,357,007
3.75%, 03/15/2026	1,658,000	1,903,784
Micron Technology, Inc. 4.64%, 02/06/2024	2,335,000	2,597,814
NVIDIA Corp. 2.85%, 04/01/2030	2,123,000	2,352,446
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (A)	1,035,000	1,136,727
QUALCOMM, Inc. 3.25%, 05/20/2027 - 05/20/2050	4,747,000	5,248,647
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (A)	1,498,000	1,565,410
TSMC Global, Ltd. 1.38%, 09/28/2030 (A)	6,595,000	6,446,125
Xilinx, Inc. 2.38%, 06/01/2030	2,274,000	2,320,403

		29,892,102

Software - 0.3%
Adobe, Inc. 2.15%, 02/01/2027	2,095,000	2,230,987
Infor, Inc. 1.75%, 07/15/2025 (A)	2,364,000	2,430,842
Intuit, Inc. 1.35%, 07/15/2027	1,657,000	1,668,858

		6,330,687

Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc. 2.85%, 02/23/2023	4,505,000	4,744,711
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	4,652,000	5,514,692
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	1,938,000	2,139,377

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
NCR Corp.
5.00%, 10/01/2028 (A)	$ 695,000	$ 688,050
5.25%, 10/01/2030 (A)	2,183,000	2,161,170
8.13%, 04/15/2025 (A) (C)	277,000	304,700
Seagate HDD Cayman 4.13%, 01/15/2031 (A)	402,000	433,260
Western Digital Corp. 4.75%, 02/15/2026 (C)	6,235,000	6,715,407

		22,701,367

Tobacco - 0.7%
Altria Group, Inc. 3.40%, 05/06/2030	2,629,000	2,856,470
BAT Capital Corp.
2.26%, 03/25/2028	5,410,000	5,393,864
4.76%, 09/06/2049	2,713,000	2,938,776
4.91%, 04/02/2030	1,903,000	2,218,075
Reynolds American, Inc. 7.25%, 06/15/2037	439,000	576,566

		13,983,751

Trading Companies & Distributors - 0.3%
Air Lease Corp.
2.25%, 01/15/2023	4,416,000	4,440,318
2.30%, 02/01/2025, MTN	1,121,000	1,102,064

		5,542,382

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co., LP / PTL Finance Corp. 4.00%, 07/15/2025 (A)	3,122,000	3,521,601

Wireless Telecommunication Services - 0.9%
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	3,545,000	3,581,642
3.72%, 07/15/2043 (A)	371,000	388,966
Sprint Corp.
7.25%, 09/15/2021	2,450,000	2,551,871
7.88%, 09/15/2023	7,245,000	8,259,300
T-Mobile USA, Inc. 3.88%, 04/15/2030 (A)	2,439,000	2,739,875

		17,521,654

Total Corporate Debt Securities (Cost $902,851,729)		927,540,428

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026 (C)	1,300,000	1,439,763

Costa Rica - 0.2%
Costa Rica Government International Bond 7.00%, 04/04/2044 (A)	4,350,000	3,403,875

Dominican Republic - 0.1%
Dominican Republic International Bond 5.50%, 01/27/2025 (E)	1,122,000	1,198,857

Ecuador - 0.1%
Ecuador Government International Bond
Zero Coupon, 07/31/2030 (A)	119,808	54,514
0.50% (I), 07/31/2030 - 07/31/2040 (A)	1,749,696	976,534

		1,031,048

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.2%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	$ 2,780,000	$ 3,214,264

Mongolia - 0.0% (J)
Mongolia Government International Bond 5.63%, 05/01/2023 (A)	470,000	488,213

Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A)	2,657,000	2,849,632

Saudi Arabia - 0.0% (J)
Saudi Government International Bond 2.38%, 10/26/2021 (A)	560,000	568,333

Total Foreign Government Obligations (Cost $14,748,115)		14,193,985

LOAN ASSIGNMENTS - 0.8%
Commercial Services & Supplies - 0.5%
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 4.25% (B), 11/14/2022 (G)	10,609,084	10,312,030

Diversified Consumer Services - 0.2%
Pre-Paid Legal Services, Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 3.40% (B), 05/01/2025	2,846,435	2,745,030
Term Loan,
1-Month LIBOR + 4.00%, 4.75% (B), 05/01/2025	324,340	317,854

		3,062,884

Media - 0.1%
AVSC Holding Corp.
1st Lien Term Loan,
1-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 6-Month LIBOR + 3.25%, 4.25% (B), 03/03/2025	441,316	337,386
Term Loan B,
3-Month LIBOR + 4.50%, 6-Month LIBOR + 4.50%, 5.50% (B), 10/15/2026	2,977,500	2,277,787

		2,615,173

Total Loan Assignments (Cost $17,043,463)		15,990,087

MORTGAGE-BACKED SECURITIES - 14.2%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,400,000	2,328,052
280 Park Avenue Mortgage Trust Series 2017-280P, Class D, 1-Month LIBOR + 1.54%, 1.68% (B), 09/15/2034 (A)	3,000,000	2,906,067
AFN LLC Series 2019-1A, Class A1, 3.78%, 05/20/2049 (A)	8,310,575	8,386,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 0.36% (B), 05/25/2035	$ 679,912	$ 629,328
Series 2005-14, Class 4A1,
1-Month LIBOR + 0.22%, 0.37% (B), 05/25/2035	1,282,124	1,158,757
Series 2006-OC1, Class 2A3A,
1-Month LIBOR + 0.32%, 0.47% (B), 03/25/2036	1,341,690	1,176,940
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.13%, 0.27% (B), 03/25/2047	464,407	436,481
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	922,513	932,573
Ashford Hospitality Trust Series 2018-ASHF, Class D, 1-Month LIBOR + 2.10%, 2.25% (B), 04/15/2035 (A)	3,988,000	3,630,743
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 1.95% (B), 09/15/2032 (A)	5,000,000	4,567,637
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM,
3.47%, 11/05/2032 (A)	5,000,000	4,484,536
Series 2019-BPR, Class CNM,
3.72% (B), 11/05/2032 (A)	3,970,000	3,193,043
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month LIBOR + 0.18%, 0.33% (B), 04/25/2037	274,538	242,863
BB-UBS Trust Series 2012-TFT, Class C, 3.47% (B), 06/05/2030 (A)	2,345,000	1,325,174
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 1.35% (B), 08/15/2036 (A)	2,339,000	2,177,631
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 1.85% (B), 08/15/2036 (A)	2,130,000	1,948,899
Series 2017-DELC, Class E,
1-Month LIBOR + 2.50%, 2.65% (B), 08/15/2036 (A)	1,890,000	1,698,099
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 1.27% (B), 03/15/2037 (A)	7,065,000	6,570,314
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 2.59% (B), 03/15/2037 (A)	2,570,000	2,382,824
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	1,300,000	1,339,032

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BHMS Trust Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 2.05% (B), 07/15/2035 (A)	$ 4,065,000	$ 3,704,120
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 1.60% (B), 10/15/2036 (A)	6,108,731	6,074,389
Series 2020-VKNG, Class D,
1-Month LIBOR + 1.70%, 1.85% (B), 10/15/2037 (A)	4,300,000	4,294,843
BX Trust Series 2018-GW, Class C, 1-Month LIBOR + 1.22%, 1.37% (B), 05/15/2035 (A)	1,900,000	1,764,333
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 2.15% (B), 11/15/2034 (A)	1,825,000	1,550,221
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 1.90% (B), 07/15/2030 (A)	2,200,000	2,093,390
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month LIBOR + 0.27%, 0.42% (B), 04/25/2035	147,537	146,120
Series 2006-3, Class 3A1,
1-Month LIBOR + 0.25%, 0.40% (B), 02/25/2036	249,367	224,293
CHT Mortgage Trust
Series 2017-CSMO, Class C,
1-Month LIBOR + 1.50%, 1.65% (B), 11/15/2036 (A)	9,000,000	8,571,102
Series 2017-CSMO, Class D,
1-Month LIBOR + 2.25%, 2.40% (B), 11/15/2036 (A)	5,750,000	5,454,643
Citigroup Commercial Mortgage Trust Series 2019-PRM, Class C, 3.90%, 05/10/2036 (A)	2,380,000	2,464,710
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	76,252	80,067
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	80,278	82,331
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	861,688	885,829
Colony Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 1.82% (B), 11/15/2038 (A)	5,700,000	5,196,976
Commercial Mortgage Pass-Through Certificates Trust
Series 2012-LTRT, Class A2,
3.40%, 10/05/2030 (A)	2,225,000	1,902,158
Series 2012-LTRT, Class B,
3.80%, 10/05/2030 (A)	1,175,000	948,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 1.45% (B), 12/15/2031 (A)	$ 7,369,000	$ 7,214,598
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 0.30% (B), 12/27/2036 (A)	571,084	560,437
Series 2020-RPL4, Class A1,
2.00%, 01/25/2060 (A)	11,599,000	11,929,235
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	7,902,000	7,588,748
GS Mortgage Securities Corp. Trust
Series 2017-SLP, Class B,
3.77%, 10/10/2032 (A)	5,242,000	5,306,800
Series 2019-SOHO, Class C,
1-Month LIBOR + 1.30%, 1.45% (B), 06/15/2036 (A)	8,200,000	7,887,162
Series 2020-UPTN, Class C,
3.25%, 02/10/2037 (A)	6,318,000	6,210,976
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	2,000,000	1,977,442
GSCG Trust
Series 2019-600C, Class B,
3.16%, 09/06/2034 (A)	1,660,000	1,669,637
Series 2019-600C, Class C,
3.46%, 09/06/2034 (A)	4,480,000	4,435,027
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month LIBOR + 0.13%, 0.27% (B), 05/25/2037	200,550	121,518
HPLY Trust Series 2019-HIT, Class C, 1-Month LIBOR + 1.60%, 1.75% (B), 11/15/2036 (A)	2,912,454	2,742,719
ILPT Trust Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	1,981,344
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.32% (B), 08/25/2037	763,447	637,011
InTown Hotel Portfolio Trust Series 2018-STAY, Class C, 1-Month LIBOR + 1.25%, 1.40% (B), 01/15/2033 (A)	3,835,000	3,700,749
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	2,000,000	306,475
Series 2020-NNN, Class CFX,
3.27%, 01/16/2037 (A)	2,675,000	2,633,898
Series 2020-NNN, Class DFL,
1-Month LIBOR + 1.55%, 1.70% (B), 01/16/2037 (A)	3,000,000	2,823,016
MBRT Series 2019-MBR, Class D, 1-Month LIBOR + 1.70%, 1.85% (B), 11/15/2036 (A)	3,033,000	2,857,800

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 3.53% (B), 03/25/2036	$ 1,109,999	$ 853,811
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	1,287,939	1,378,176
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	8,102,924	8,525,950
Morgan Stanley Capital I Trust Series 2018-SUN, Class C, 1-Month LIBOR + 1.65%, 1.80% (B), 07/15/2035 (A)	2,015,000	1,871,179
Morgan Stanley Resecuritization Trust Series 2014-R4, Class 4A, 2.84% (B), 11/21/2035 (A)	507,838	507,009
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 1.33% (B), 10/15/2037 (A)	1,375,000	1,354,384
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 1.80% (B), 10/15/2037 (A)	5,710,000	5,588,995
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	643,673	694,154
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,912,290	2,068,455
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	10,629,348	11,449,534
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	1,032,635	1,113,838
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	745,466	811,855
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	4,653,217	4,907,161
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	2,806,045	3,015,563
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	7,312,510	7,798,581
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	5,007,400	5,302,533
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	8,184,641	8,564,175
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	6,586,453	6,946,881
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	4,713,908	5,028,597
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month LIBOR + 0.27%, 0.42% (B), 02/25/2046	3,369,967	2,182,119
Series 2006-QO2, Class A1,
1-Month LIBOR + 0.22%, 0.37% (B), 02/25/2046	93,708	26,193
Series 2007-QH5, Class AI1,
1-Month LIBOR + 0.21%, 0.36% (B), 06/25/2037	206,776	198,023

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	$ 1,815,465	$ 1,903,157
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.35%, 1.49% (B), 11/11/2034 (A)	1,405,489	1,293,018
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	11,039,811	11,702,437
VNDO Mortgage Trust
Series 2012-6AVE, Class E,
3.34% (B), 11/15/2030 (A)	4,000,000	3,866,611
Series 2013-PENN, Class D,
3.95% (B), 12/13/2029 (A)	1,900,000	1,884,512

Total Mortgage-Backed Securities (Cost $278,649,703)		270,375,220

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
California - 0.1%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	1,400,000	2,262,512

Total Municipal Government Obligation (Cost $1,975,401)		2,262,512

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.7%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	693,012	137,862
Uniform Mortgage-Backed Security
2.50%, TBA (G)	32,408,000	33,771,415
3.00%, TBA (G)	26,743,000	27,950,795
3.50%, TBA (G)	26,276,000	27,747,353

Total U.S. Government Agency Obligations (Cost $90,608,029)		89,607,425

U.S. GOVERNMENT OBLIGATIONS - 15.5%
U.S. Treasury - 14.9%
U.S. Treasury Bond
1.25%, 05/15/2050 (C)	20,450,000	18,577,547
2.00%, 02/15/2050	10,116,000	11,012,214
2.25%, 08/15/2046 - 08/15/2049	25,000,900	28,641,822
2.50%, 05/15/2046	9,450,000	11,327,080
2.75%, 08/15/2042 - 08/15/2047 (C)	25,981,000	32,486,605
2.75%, 11/15/2047	12,316,000	15,501,803
2.88%, 11/15/2046 (C)	5,220,000	6,694,038
2.88%, 05/15/2049	13,944,200	18,048,479
3.00%, 08/15/2048 - 02/15/2049	11,481,000	15,160,868
3.13%, 05/15/2048	8,143,000	10,964,740
3.50%, 02/15/2039	6,104,000	8,352,227
4.50%, 02/15/2036 (C)	10,697,000	15,814,846
6.25%, 05/15/2030 (C)	11,598,000	17,432,791
U.S. Treasury Note
0.25%, 05/31/2025	19,797,300	19,716,100
0.50%, 03/31/2025 (C)	3,086,000	3,109,265
0.63%, 05/15/2030	12,451,300	12,208,111
1.50%, 02/15/2030	27,438,000	29,127,152
1.63%, 08/15/2029 (C)	3,452,000	3,701,596
2.88%, 10/31/2023	5,557,700	6,001,448

		283,878,732

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	$ 8,438,447	$ 10,898,122

Total U.S. Government Obligations (Cost $268,165,217)		294,776,854

	Shares	Value
COMMON STOCK - 0.1%
Building Products - 0.1%
AMH New Finance, Inc. (K) (L) (M)	316,065	1,684,626

Total Common Stock (Cost $1,684,626)		1,684,626

PREFERRED STOCK - 0.1%
Banks - 0.1%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.07% (B)	74,000	1,904,760

Total Preferred Stock (Cost $1,890,827)		1,904,760

	Principal	Value
COMMERCIAL PAPER - 3.5%
Banks - 0.7%
HSBC Bank PLC 0.20% (N), 01/07/2021	$ 3,000,000	2,998,735
Manhattan Asset Funding Co. LLC
0.16% (N), 12/01/2020	3,000,000	2,999,595
0.20% (N), 02/03/2021	1,937,000	1,935,957
Sumitomo Mitsui Brokerage Corp. 0.21% (N), 02/11/2021	5,163,000	5,160,255

		13,094,542

Commercial Services & Supplies - 0.0% (J)
Charta LLC 0.17% (N), 01/15/2021	500,000	499,818

Diversified Financial Services - 2.8%
Anglesea Funding PLC 0.22% (N), 11/04/2020	9,700,000	9,699,838
Gotham Funding Corp. 0.17% (N), 11/10/2020	9,400,000	9,399,699
Lexington Parker Capital Co. LLC
0.20% (N), 01/20/2021	500,000	499,781
0.22% (N), 11/09/2020	5,200,000	5,199,815
Mont Blanc Capital Corp. 0.17% (N), 11/20/2020	17,000,000	16,998,473
Ridgefield Funding Co. 0.20% (N), 11/17/2020	11,000,000	10,999,219
Sheffield Receivable 0.17% (N), 12/01/2020	1,050,000	1,049,858

		53,846,683

Total Commercial Paper (Cost $67,440,590)		67,441,043

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bill
0.09% (N), 12/31/2020	17,680,000	17,677,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
0.11% (N), 12/10/2020	$ 2,240,000	$ 2,239,787
0.15% (N), 12/31/2020	3,700,000	3,699,439

Total Short-Term U.S. Government Obligations (Cost $23,616,184)		23,616,546

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (N)	18,111,870	18,111,870

Total Other Investment Company (Cost $18,111,870)		18,111,870

Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 0.00% (N), dated 10/30/2020, to be repurchased at $17,855,620 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 11/15/2023, and with a value of $18,212,755.

$ 17,855,620	$ 17,855,620

Total Repurchase Agreement (Cost $17,855,620)	17,855,620

Total Investments (Cost $1,957,483,646)	2,001,435,998
Net Other Assets (Liabilities) - (5.2)%	(99,389,502)

Net Assets - 100.0%	$ 1,902,046,496

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury Ultra Bond	1	12/21/2020	$ 219,042	$ 215,000	$ —	$ (4,042)

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$256,075,022	$—	$256,075,022
Corporate Debt Securities	—	927,540,428	—	927,540,428
Foreign Government Obligations	—	14,193,985	—	14,193,985
Loan Assignments	—	15,990,087	—	15,990,087
Mortgage-Backed Securities	—	270,375,220	—	270,375,220
Municipal Government Obligation	—	2,262,512	—	2,262,512
U.S. Government Agency Obligations	—	89,607,425	—	89,607,425
U.S. Government Obligations	—	294,776,854	—	294,776,854
Common Stock	—	—	1,684,626	1,684,626
Preferred Stock	1,904,760	—	—	1,904,760
Commercial Paper	—	67,441,043	—	67,441,043
Short-Term U.S. Government Obligations	—	23,616,546	—	23,616,546
Other Investment Company	18,111,870	—	—	18,111,870
Repurchase Agreement	—	17,855,620	—	17,855,620

Total Investments	$20,016,630	$1,979,734,742	$1,684,626	$2,001,435,998

LIABILITIES
Other Financial Instruments
Futures Contracts (Q)	$(4,042)	$—	$—	$(4,042)

Total Other Financial Instruments	$(4,042)	$—	$—	$(4,042)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $874,114,739, representing 46.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $97,127,837, collateralized by cash collateral of $18,111,870 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $80,993,774. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $3,890,345, representing 0.2% of the Fund’s net assets.
(F)	Restricted security. At October 31, 2020, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023	03/17/2020	$240,625	$253,125	0.0	%(J)

(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the total value of such securities is $1,442,545, representing 0.1% of the Fund’s net assets.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2020; the maturity date disclosed is the ultimate maturity date.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the value of the security is $1,684,626, representing 0.1% of the Fund’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	Non-income producing security.
(N)	Rates disclosed reflect the yields at October 31, 2020.
(O)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.
(Q)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the 12-month period ended October 31, 2020, with Consumer Discretionary and Information Technology as the best performing sectors in the Russell 1000® Growth index. Energy posted a double digit decline and hence was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Capital Growth (Class A) returned 89.28%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.22%.

STRATEGY REVIEW

The Fund outperformed its benchmark over this period due to favorable stock selection and sector allocation decisions.

Information Technology was by far the greatest contributor in the Fund, largely due to strong stock selection. Zoom Video Communications, Inc., which offers a proprietary cloud-based communications platform that connects users through frictionless video, voice, chat, and content sharing, was the top contributor in the sector and across the Fund. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic. Shopify, Inc., Class A, (“Shopify”) which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, was the second greatest contributor across the Fund. Shopify has seen strong demand for its services, as a growing number of merchants of all sizes seek to build or expand their ecommerce capabilities at a time when the global health pandemic has resulted in a sharp reduction in consumer traffic to physical stores. Twilio, Inc., Class A, “(Twilio”) which provides a proprietary cloud communications platform allowing software developers to build voice and messaging capabilities into their applications, was the third greatest contributor in the Fund. Although the company was adversely impacted during the pandemic by weakness among some of its larger customers in the travel, hospitality, and transportation industries, this was more than offset by the positive impact of new and expanded use cases for Twilio’s product in applications addressing contactless delivery, distance learning, telehealth, and mass notifications. Within Information Technology the strength in these holdings was partly offset by weakness in software provider Workday, Inc. (no longer held in the Fund), which was the top detractor in the Fund.

Consumer discretionary and healthcare were also material contributors primarily due to favorable stock selection, while stock selection and sector allocations to consumer staples, energy, financials, industrials, real estate, and utilities all contributed to a lesser extent.

Our positions in social media platform Facebook, Inc. and media streaming platform Roku, Inc. detracted from relative performance during the fiscal year. Our positions in Facebook, Inc. and Roku, Inc. were eliminated during the first and second quarter of 2020 respectively.

Our stock selection decisions within materials detracted slightly, however this was more than offset by the favorable impact of a sector underweight position.

The Fund has a small derivatives investment, OTC puts on the Chinese Yuan. These puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	93.3%
Repurchase Agreement	7.6
Other Investment Company	2.5
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	78.85%	25.39%	20.26%	11/13/2009
Class A (NAV)	89.28%	26.81%	20.94%	11/13/2009
Russell 1000® Growth Index (A)	29.22%	17.32%	16.31%
Class C (POP)	86.95%	25.88%	20.11%	11/13/2009
Class C (NAV)	87.95%	25.88%	20.11%	11/13/2009
Class I (NAV)	89.76%	27.15%	21.35%	11/30/2009
Class I2 (NAV)	90.02%	27.30%	23.50%	09/30/2011
Class R6 (NAV)	90.02%	N/A	86.64%	10/18/2019

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 93.3%
Biotechnology - 0.8%
Alnylam Pharmaceuticals, Inc. (A)	120,675	$ 14,839,405
Exact Sciences Corp. (A)	8,768	1,085,741
Moderna, Inc. (A)	227,965	15,380,799

		31,305,945

Capital Markets - 0.1%
S&P Global, Inc.	10,224	3,299,592

Entertainment - 5.7%
Netflix, Inc. (A)	97,690	46,475,040
Spotify Technology SA (A)	769,420	184,576,164

		231,051,204

Health Care Equipment & Supplies - 6.5%
Danaher Corp.	13,263	3,044,389
DexCom, Inc. (A)	235,303	75,198,133
Intuitive Surgical, Inc. (A)	282,494	188,446,097

		266,688,619

Health Care Providers & Services - 1.4%
Guardant Health, Inc. (A)	540,795	57,681,195

Health Care Technology - 5.3%
Livongo Health, Inc. (A) (B) (C)	157,996	20,165,712
Veeva Systems, Inc., Class A (A)	729,050	196,879,952

		217,045,664

Interactive Media & Services - 10.1%
Pinterest, Inc., Class A (A)	956,668	56,395,579
Snap, Inc., Class A (A)	3,809,134	150,041,788
Twitter, Inc. (A)	3,496,278	144,606,058
Zillow Group, Inc., Class C (A) (B)	708,267	62,766,621

		413,810,046

Internet & Direct Marketing Retail - 8.9%
Amazon.com, Inc. (A)	70,514	214,091,081
Chewy, Inc., Class A (A) (B)	939,331	57,862,790
Wayfair, Inc., Class A (A) (B)	368,546	91,410,464

		363,364,335

IT Services - 22.8%
Adyen NV (A) (D)	34,091	57,298,215
Fastly, Inc., Class A (A) (B)	660,540	41,950,896
MongoDB, Inc. (A)	179,556	41,023,159
Okta, Inc. (A)	514,923	108,046,293
Shopify, Inc., Class A (A)	251,256	232,519,840
Snowflake, Inc., Class A (A) (B)	357,755	89,445,905
Square, Inc., Class A (A)	1,678,148	259,911,562
Twilio, Inc., Class A (A)	364,725	101,747,333

		931,943,203

Leisure Products - 0.0% (E)
Peloton Interactive, Inc., Class A (A)	13,933	1,535,556

Life Sciences Tools & Services - 3.2%
10X Genomics, Inc., Class A (A)	474,169	64,913,736
Illumina, Inc. (A)	222,549	65,140,092

		130,053,828

Metals & Mining - 0.1%
Royal Gold, Inc.	46,553	5,530,962

Oil, Gas & Consumable Fuels - 0.1%
Texas Pacific Land Trust (B)	12,270	5,526,531

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	18,207	3,999,350

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 0.3%
Royalty Pharma PLC, Class A	299,903	$ 11,006,440

Road & Rail - 3.6%
Uber Technologies, Inc. (A)	4,382,337	146,413,879
Union Pacific Corp.	12,775	2,263,602

		148,677,481

Semiconductors & Semiconductor Equipment - 1.6%
NVIDIA Corp.	126,700	63,522,312

Software - 19.3%
Cloudflare, Inc., Class A (A)	829,512	43,109,739
Coupa Software, Inc. (A)	379,144	101,496,849
Datadog, Inc., Class A (A)	637,800	57,880,350
Slack Technologies, Inc., Class A (A) (B)	4,274,157	109,332,936
Trade Desk, Inc., Class A (A) (B)	267,896	151,749,689
Unity Software, Inc. (A)	350,120	33,219,386
Zoom Video Communications, Inc., Class A (A)	639,308	294,663,450

		791,452,399

Specialty Retail - 3.4%
Carvana Co. (A)	755,202	139,976,691

Total Common Stocks (Cost $2,112,687,915)		3,817,471,353

OTHER INVESTMENT COMPANY - 2.5%
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (F)	100,794,803	100,794,803

Total Other Investment Company (Cost $100,794,803)		100,794,803

	Principal	Value
REPURCHASE AGREEMENT - 7.6%
Fixed Income Clearing Corp., 0.00% (F), dated 10/30/2020, to be repurchased at $312,913,479 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.13%, due 09/15/2023 - 10/15/2023, and with a total value of $319,171,754.	$ 312,913,479	312,913,479

Total Repurchase Agreement (Cost $312,913,479)		312,913,479

Total Investments Excluding Options Purchased (Cost $2,526,396,197)		4,231,179,635
Total Options Purchased - 0.1% (Cost $12,555,883)		3,935,067

Total Investments (Cost $2,538,952,080)		4,235,114,702
Net Other Assets (Liabilities) - (3.5)%		(144,211,689)

Net Assets - 100.0%		$ 4,090,903,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	RBS	USD	8.06	07/23/2021	USD	700,730,044	$3,716,672	$1,414,774
Put - USD vs. CNH	RBS	USD	7.75	01/07/2021	USD	479,776,728	2,095,186	133,378
Put - USD vs. CNH	BNP	USD	7.99	09/10/2021	USD	647,932,544	3,923,609	2,024,141
Put - USD vs. CNH	RBS	USD	8.48	05/28/2021	USD	451,772,550	2,820,416	362,774

Total							$12,555,883	$3,935,067

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,740,007,426	$77,463,927	$—	$3,817,471,353
Other Investment Company	100,794,803	—	—	100,794,803
Repurchase Agreement	—	312,913,479	—	312,913,479
Over-the-Counter Foreign Exchange Options Purchased	—	3,935,067	—	3,935,067

Total Investments	$3,840,802,229	$394,312,473	$—	$4,235,114,702

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $320,382,775, collateralized by cash collateral of $100,794,803 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $226,504,201. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the value of the security is $20,165,712, representing 0.5% of the Fund’s net assets.
(D)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of the 144A security is $57,298,215, representing 1.4% of the Fund’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rates disclosed reflect the yields at October 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

During the fiscal period ended October 31, 2020, a trend continued that is now a decade old as growth benchmarks outperformed value yet again by a wide margin. However, there were some signs in the latter part of the fiscal year that could signal a change in favor of value, as technology stocks returns moderated and value stocks outperformed.

The fiscal period ended October 31, 2020 will also be remembered for what was the COVID-19 bear market, which proved unusual in many respects. It was the most rapid bear market decline, followed by the most rapid and powerful recovery as sentiment around the effects of the pandemic swung widely – creating both volatility and opportunity. As a value manager, the most frustrating aspect of the “mini bear market” was how traditional value characteristics such as lower valuations and higher dividend yields did not act defensively.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Dividend Focused (Class A) returned -17.52%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.57%.

STRATEGY REVIEW

The Fund was fully invested during the period with a conservative orientation based on our belief that superior returns can potentially be achieved while taking below average risks. The Fund’s portfolio is constructed to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the Fund’s strategy during the period continued to require that stocks purchased not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality. We seek companies with profitability and earnings growth greater than the market.

The Fund underperformed its benchmark for the 12-month period ended October 31, 2020. Holdings and an overweight in the energy sector were the largest detractors. Stock selection and an underweight in consumer staples also hurt overall performance as did holdings in financials and industrials. The five largest detractors were Simon Property Group, Inc., Phillips 66, Valero Energy Corp., New York Community Bancorp, Inc. and General Electric Company. Holdings of Simon Property Group, Inc. and General Electric Company were sold.

Stock selection within and an underweight in consumer discretionary were the largest contributors. Overweights in materials and utilities also benefited performance. The top five contributing stocks included Lowe’s Companies, Inc., UnitedHealth Group, Inc., Whirlpool Corp., Stanley Black & Decker, Inc. and Corteva, Inc.

Brian Quinn, CFA

Brad Kinkelaar

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Repurchase Agreement	3.2
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(22.08)%	1.15%	5.05%	01/04/2013
Class A (NAV)	(17.52)%	2.30%	5.81%	01/04/2013
Russell 1000® Value Index (A)	(7.57)%	5.82%	8.61%
Class C (POP)	(18.92)%	1.46%	4.94%	01/04/2013
Class C (NAV)	(18.21)%	1.46%	4.94%	01/04/2013
Class I (NAV)	(17.36)%	2.48%	6.00%	01/04/2013
Class I2 (NAV)	(17.26)%	2.59%	6.10%	01/04/2013
Class R6 (NAV)	(17.25)%	2.60%	1.86%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 5.8%
General Dynamics Corp.	116,079	$ 15,244,655
Raytheon Technologies Corp.	261,175	14,187,026

		29,431,681

Banks - 9.6%
JPMorgan Chase & Co.	173,160	16,976,606
US Bancorp	442,677	17,242,269
Wells Fargo & Co.	669,539	14,361,612

		48,580,487

Beverages - 4.3%
Coca-Cola European Partners PLC	334,717	11,952,744
Molson Coors Beverage Co., Class B	274,047	9,662,897

		21,615,641

Capital Markets - 3.1%
Northern Trust Corp.	202,706	15,865,799

Chemicals - 10.4%
Corteva, Inc.	637,997	21,041,141
DuPont de Nemours, Inc.	257,050	14,621,004
Linde PLC	76,085	16,764,569

		52,426,714

Consumer Finance - 3.1%
American Express Co.	173,830	15,860,249

Diversified Telecommunication Services - 4.9%
AT&T, Inc.	260,003	7,025,281
Verizon Communications, Inc.	312,589	17,814,447

		24,839,728

Electric Utilities - 7.1%
Entergy Corp.	185,457	18,771,958
Exelon Corp.	426,198	17,001,038

		35,772,996

Equity Real Estate Investment Trusts - 2.6%
Healthpeak Properties, Inc., REIT	485,279	13,087,975

Health Care Equipment & Supplies - 4.3%
Medtronic PLC	214,991	21,621,645

Health Care Providers & Services - 9.7%
Cigna Corp.	87,582	14,623,566
CVS Health Corp.	333,798	18,722,730
UnitedHealth Group, Inc.	52,076	15,890,471

		49,236,767

Household Durables - 1.1%
Lennar Corp., Class A	78,526	5,514,881

	Shares	Value
COMMON STOCKS (continued)
Insurance - 6.7%
Aon PLC, Class A	70,757	$ 13,019,995
Chubb, Ltd.	159,413	20,709,343

		33,729,338

Machinery - 7.7%
Deere & Co.	59,182	13,369,806
Stanley Black & Decker, Inc.	79,865	13,273,563
Westinghouse Air Brake Technologies Corp.	211,247	12,526,947

		39,170,316

Multi-Utilities - 3.5%
CenterPoint Energy, Inc.	825,188	17,436,223

Oil, Gas & Consumable Fuels - 4.8%
Hess Corp.	234,490	8,727,718
Phillips 66	229,751	10,720,181
Valero Energy Corp.	118,195	4,563,509

		24,011,408

Pharmaceuticals - 3.0%
Johnson & Johnson	112,257	15,391,557

Specialty Retail - 3.5%
Lowe’s Cos., Inc.	112,910	17,851,071

Thrifts & Mortgage Finance - 1.5%
New York Community Bancorp, Inc.	932,049	7,745,327

Total Common Stocks (Cost $498,062,989)		489,189,803

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 0.00% (A), dated 10/30/2020, to be repurchased at $16,094,288 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $16,416,237.	$ 16,094,288	16,094,288

Total Repurchase Agreement (Cost $16,094,288)		16,094,288

Total Investments (Cost $514,157,277)		505,284,091
Net Other Assets (Liabilities) - 0.1%		531,709

Net Assets - 100.0%		$ 505,815,800

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$489,189,803	$—	$—	$489,189,803
Repurchase Agreement	—	16,094,288	—	16,094,288

Total Investments	$489,189,803	$16,094,288	$—	$505,284,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2020.
(B)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Dynamic Income

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., large caps outperformed small caps, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index for the 12-month period ended October 31, 2020. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69, well above its long-term average. U.S. large caps rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the past year.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until it is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Dynamic Income (Class A) returned -10.68%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark, returned 1.56% and 5.81%, respectively.

STRATEGY REVIEW

The Fund is designed to generate income at a balanced risk level over a full market cycle. The Fund seeks income across diversified sources and seeks to balance exposure to multiple risk factors. Over the short term, these risk factors can be correlated but we believe that over a full market cycle having a broad exposure to different risk factors will help mitigate the investor’s drawdown risk.

Performance of the Fund was negative for the one-year period ended October 31, 2020. Absolute returns were mixed among the underlying holdings during the period. The top performing equity holding was the SPDR Dow Jones International Real Estate ETF, while the top performing fixed income holding was the iShares 20+ Year Treasury Bond ETF. The worst performing equity holding was the Global X MLP ETF, while the worst performing fixed income holding was the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF.

The Fund underperformed relative to its benchmark during the 12-month period ended October 31, 2020 due largely to sub-asset class selection effects. Across equity holdings, the Global X SuperDividend US ETF and the Global X MLP ETF were the primary detractors from relative performance, as defensive equities and energy related companies underperformed the broader U.S. equity market. Across fixed income holdings, Vanguard Long-Term Bond ETF and iShares 20+ Year Treasury Bond ETF contributed to relative performance, but were more than offset by VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and iShares J.P. Morgan EM High Yield Bond ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.9%
International Fixed Income Funds	20.0
U.S. Equity Funds	17.7
Other Investment Company	13.9
International Equity Funds	12.3
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(14.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Dynamic Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(14.94)%	0.38%	1.71%	10/31/2011
Class A (NAV)	(10.68)%	1.36%	2.27%	10/31/2011
iBoxx $ Liquid High Yield Index (A)	1.56%	5.55%	5.47%
Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)	5.81%	7.12%	7.29%
Class C (POP)	(12.17)%	0.63%	1.51%	10/31/2011
Class C (NAV)	(11.32)%	0.63%	1.51%	10/31/2011
Class I (NAV)	(10.46)%	1.61%	2.51%	10/31/2011

(A) The iBoxx $ Liquid High Yield Index is comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 30% S&P 500®.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Fixed income investing is subject to credit risk and interest rate risk. Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds	Annual Report 2020

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 12.3%
Invesco S&P International Developed Low Volatility ETF	249,368	$ 6,837,670
SPDR Dow Jones International Real Estate ETF (A)	260,918	7,449,209

		14,286,879

International Fixed Income Funds - 20.0%
iShares J.P. Morgan EM High Yield Bond ETF (A)	320,876	13,887,513
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	305,017	9,376,223

		23,263,736

U.S. Equity Funds - 17.7%
Global SuperDividend U.S. ETF (A)	802,026	12,030,390
Global X MLP ETF (A)	166,510	3,781,442
Invesco S&P 500 High Dividend Low Volatility ETF	149,694	4,871,043

		20,682,875

U.S. Fixed Income Funds - 49.9%
Invesco Senior Loan ETF (A)	509,441	10,952,981
iShares 20+ Year Treasury Bond ETF	31,407	4,948,801
iShares Core 10+ Year USD Bond ETF	18,976	1,404,224
iShares MBS ETF (A)	52,130	5,749,418
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	884,533	22,900,559
Vanguard Long-Term Bond ETF	110,445	12,092,623

		58,048,606

Total Exchange-Traded Funds (Cost $121,518,206)		116,282,096

	Shares	Value
OTHER INVESTMENT COMPANY - 13.9%
Securities Lending Collateral - 13.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	16,159,975	$ 16,159,975

Total Other Investment Company (Cost $16,159,975)		16,159,975

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $423,376 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2023, and with a value of $431,873.	$ 423,376	423,376

Total Repurchase Agreement (Cost $423,376)		423,376

Total Investments (Cost $138,101,557)		132,865,447
Net Other Assets (Liabilities) - (14.2)%		(16,516,490)

Net Assets - 100.0%		$ 116,348,957

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$116,282,096	$—	$—	$116,282,096
Other Investment Company	16,159,975	—	—	16,159,975
Repurchase Agreement	—	423,376	—	423,376

Total Investments	$132,442,071	$423,376	$—	$132,865,447

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $24,749,244, collateralized by cash collateral of $16,159,975 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,147,445. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

The fiscal period ended October 31, 2020 continued to bring volatility to emerging markets, as the COVID-19 pandemic swept across the globe for most of the period. Beginning in January, 2020, the pandemic started its roots in Asia, and quickly made its way to Europe. By March, the virus was hitting the U.S., and shortly after that, in April, it began dispersing throughout Latin America. Governments resorted to unprecedented measures to keep economies from falling, as shutdowns became the new normal. The world faced a period of eeriness with travel coming to a halt, production slowdowns, and minimal demand. Oil, and therefore oil-producing countries, faced extreme pressure as supply kept growing and demand was nowhere in sight. Countries also saw their fair share of political instability. Belarus and Ivory Coast held elections that resulted in disputed outcomes and protests; there were also ongoing clashes around the new Chilean constitution. With the pandemic placing a burden on countries and companies across the globe, it provided unique opportunities within emerging markets as the spread differential with developed market assets widened from tight levels in 2019, especially in investment grade. Valuation, combined with the monetary and fiscal response across the globe, helped assets recover substantially from their lows in early 2020, leading us to be more optimistic going forward. The low interest rate environment helped both sovereigns and corporates refinance short-term maturities, allowing them to weather the economic hit of the pandemic.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Emerging Markets Debt (Class A) returned 1.20%, excluding any sales charges. By comparison, its benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 1.97%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the 12-month period ended October 31, 2020. Local currency exposures detracted from relative performance, as market volatility proved unfavorable, especially during the initial sell-off in March and again in September when pandemic fears re-escalated. Brazil was the biggest drag; the country remained captive to the constantly shifting domestic fiscal debate, with fear around breaching the public spending cap driving much of the focus. Russian local currency bonds also detracted as the country’s involvement in political noise around Belarus and the potential for administration change in the U.S. weighed on local assets despite their strong fundamentals.

Contributors to performance included not owning some troubled areas and adding risk in some higher conviction ideas following March’s turmoil. In higher quality, adding exposure though both the primary and secondary markets in April helped, as many high-quality rated governments were the first issuers to tap the market after the sell-off in March.

Sovereigns saw strong performance as support from the International Monetary Fund (“IMF”) and World Bank, as well as record bond issuance, allowed countries to continue providing support even as lockdowns lingered and countries struggled to operate at full capacity, therefore dampening gross domestic product. Argentina was the best overall country performer. We continued to be strategically positioned in hard currency bonds while the country worked toward a debt restructuring; euro-denominated bonds rallied into the restructuring. Not owning Lebanon and being underweight Ecuador also helped as both countries went down the path of restructuring, and Lebanon still struggled to form a government and find multilateral support. Being underweight Sri Lanka was another positive, as the country continued to refuse support from the IMF and remained determined to get through this challenging time alone. Underweights in Saudi Arabia and South Africa detracted.

The Fund’s strategic positioning to off-index corporates contributed. These bonds proved more resilient and better positioned than sovereigns to handle the downturn caused by the COVID-19 pandemic. Among individual corporates, Digicel Group, the Jamaican wireless company, rebounded after a subordinated debt exchange and earnings showed stability despite COVID-19. Ecopetrol SA in Colombia also issued new debt that rallied aggressively post issuance on stability in the markets and higher commodity prices. Overall, corporate positioning in Brazil and Chile contributed, while small positions in Canada and Argentina corporates detracted.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

MetLife Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	58.0%
Corporate Debt Securities	33.7
Repurchase Agreement	7.4
Other Investment Company	1.5
Common Stock	0.1
Net Other Assets (Liabilities) ^	(0.7)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	10.54
Duration †	6.01

Credit Quality ‡	Percentage of Net Assets
AAA	7.4%
AA	3.7
A	6.3
BBB	39.0
BB	12.1
B	13.5
CCC and Below	8.8
Not Rated	9.9
Net Other Assets (Liabilities) ^	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(3.58)%	3.91%	4.07%	08/31/2011
Class A (NAV)	1.20%	4.92%	4.63%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	1.97%	5.35%	5.11%
Class C (POP)	(0.47)%	4.19%	3.90%	08/31/2011
Class C (NAV)	0.51%	4.19%	3.90%	08/31/2011
Class I (NAV)	1.61%	5.31%	5.00%	08/31/2011
Class I2 (NAV)	1.77%	5.41%	5.10%	08/31/2011
Class R6 (NAV)	1.76%	5.41%	4.25%	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relativity small size and less liquidity of these markets. Debt investing is subject to credit risk and interest rate risk. Credit risks is the risk that the issuer of a bond won’t meet their payments and Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 33.7%
Argentina - 0.8%
Pampa Energia SA 7.50%, 01/24/2027 (A)	$ 3,345,000	$ 2,324,775
YPF SA 8.50%, 03/23/2025 (B)	1,460,000	934,400

		3,259,175

Bermuda - 1.7%
Digicel Group 0.5, Ltd. PIK Rate 10.00%, Cash Rate 8.00%, 04/01/2024 (C)	3,037,080	2,308,181
Digicel, Ltd. 6.75%, 03/01/2023 (A)	3,770,000	2,332,725
Tengizchevroil Finance Co. International, Ltd. 3.25%, 08/15/2030 (A)	2,010,000	2,033,465

		6,674,371

Brazil - 1.5%
Banco do Brasil SA Fixed until 04/15/2024 (D), 6.25% (A) (E)	1,600,000	1,536,000
BRF SA
4.88%, 01/24/2030 (A)	1,195,000	1,196,817
5.75%, 09/21/2050 (A) (F)	1,200,000	1,141,350
Oi SA PIK Rate 4.00%, Cash Rate 8.00%, 07/27/2025 (C)	1,475,000	1,441,827
Samarco Mineracao SA 4.13%, 11/01/2022 (A) (G) (H)	1,900,000	914,850

		6,230,844

Canada - 0.7%
First Quantum Minerals, Ltd.
6.88%, 03/01/2026 - 10/15/2027 (A)	2,435,000	2,424,048
6.88%, 03/01/2026 (B)	400,000	397,000

		2,821,048

Cayman Islands - 4.4%
Baidu, Inc. 2.38%, 10/09/2030	710,000	717,401
CSN Islands XI Corp. 6.75%, 01/28/2028 (A)	650,000	639,275
ENN Energy Holdings, Ltd. 2.63%, 09/17/2030 (A) (F)	2,920,000	2,940,804
JD.com, Inc. 4.13%, 01/14/2050	1,900,000	2,039,472
Lima Metro Line 2 Finance, Ltd. 4.35%, 04/05/2036 (A)	2,450,000	2,679,075
Meituan 3.05%, 10/28/2030 (A)	1,000,000	1,002,092
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (B)	740,081	680,882
Tencent Holdings, Ltd. 2.39%, 06/03/2030 (A)	2,760,000	2,794,099
Vale Overseas, Ltd. 6.88%, 11/21/2036 - 11/10/2039	2,290,000	3,105,643
Weibo Corp. 3.38%, 07/08/2030	1,090,000	1,093,242

		17,691,985

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile - 0.6%
Corp. Nacional del Cobre de Chile 3.00%, 09/30/2029 (A)	$ 1,000,000	$ 1,054,054
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030 (A)	1,140,000	1,248,870

		2,302,924

Colombia - 0.6%
Ecopetrol SA 6.88%, 04/29/2030	1,300,000	1,563,120
Empresas Publicas de Medellin ESP 4.38%, 02/15/2031 (A)	980,000	1,000,835

		2,563,955

Ecuador - 0.4%
Petroamazonas EP
4.63%, 12/06/2021 (A)	1,507,918	1,360,895
4.63%, 12/06/2021 (B)	116,667	105,292

		1,466,187

India - 1.4%
Adani Electricity Mumbai, Ltd. 3.95%, 02/12/2030 (A)	1,250,000	1,235,038
Adani Ports & Special Economic Zone, Ltd.
4.20%, 08/04/2027 (A)	1,400,000	1,408,866
4.38%, 07/03/2029 (A)	720,000	726,851
Muthoot Finance, Ltd.
4.40%, 09/02/2023 (A)	480,000	477,811
6.13%, 10/31/2022 (A)	1,780,000	1,834,824

		5,683,390

Indonesia - 1.6%
Pelabuhan Indonesia II PT
4.25%, 05/05/2025 (A)	675,000	732,375
4.25%, 05/05/2025 (B)	1,070,000	1,160,950
5.38%, 05/05/2045 (A)	1,500,000	1,734,375
Pertamina Persero PT 5.63%, 05/20/2043 (A)	2,250,000	2,632,500

		6,260,200

Ireland - 0.2%
C&W Senior Financing DAC 6.88%, 09/15/2027 (A)	830,000	873,990

Isle of Man - 0.7%
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	1,530,000	1,621,640
Sasol Financing International, Ltd. 4.50%, 11/14/2022	1,375,000	1,335,678

		2,957,318

Israel - 0.9%
ICL Group, Ltd.
6.38%, 05/31/2038 (B) (F)	265,000	339,518
6.38%, 05/31/2038 (B)	1,035,000	1,326,040
Leviathan Bond, Ltd. 6.75%, 06/30/2030 (B)	1,890,000	1,939,707

		3,605,265

Jersey, Channel Islands - 0.7%
Galaxy Pipeline Assets Bidco, Ltd.
1.75%, 09/30/2027 (A) (I)	1,465,000	1,460,283
2.63%, 03/31/2036 (A) (I)	1,360,000	1,356,728

		2,817,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Kazakhstan - 0.2%
KazMunayGas National Co. JSC 3.50%, 04/14/2033 (A) (F)	$ 600,000	$ 618,722

Luxembourg - 0.3%
Kenbourne Invest SA 6.88%, 11/26/2024 (A)	1,200,000	1,252,500

Mexico - 6.2%
Banco Mercantil del Norte SA Fixed until 06/27/2029 (D), 7.50% (A) (E)	1,945,000	1,937,434
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander 5.38%, 04/17/2025 (A)	600,000	672,006
BBVA Bancomer SA Fixed until 09/13/2029, 5.88% (E), 09/13/2034 (A)	1,350,000	1,401,125
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	1,510,000	1,573,981
Grupo Bimbo SAB de CV Fixed until 04/17/2023 (D), 5.95% (A) (E) (F)	2,300,000	2,447,223
Industrias Penoles SAB de CV 4.75%, 08/06/2050 (A)	1,690,000	1,776,612
Infraestructura Energetica Nova SAB de CV 4.75%, 01/15/2051 (A) (F)	1,590,000	1,493,805
Kimberly-Clark de Mexico SAB de CV 2.43%, 07/01/2031 (A)	1,250,000	1,265,625
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	1,755,000	1,513,337
Petroleos Mexicanos
5.95%, 01/28/2031	2,125,000	1,778,625
6.88%, 08/04/2026	2,890,000	2,774,111
7.19%, 09/12/2024 (B)	MXN 61,000,000	2,500,507
7.69%, 01/23/2050	$ 4,680,000	3,888,752

		25,023,143

Mongolia - 0.2%
Mongolian Mortgage Corp. Hfc LLC 9.75%, 01/29/2022 (A)	980,000	965,300

Multi-National - 0.3%
GEMS MENASA Cayman, Ltd. / GEMS Education Delaware LLC 7.13%, 07/31/2026 (A)	1,200,000	1,188,000

Netherlands - 3.6%
Braskem Finance BV
4.50%, 01/31/2030 (A)	1,380,000	1,274,499
Fixed until 10/24/2025, 8.50% (E), 01/23/2081 (A)	1,130,000	1,147,809
Embraer Finance BV 6.95%, 01/17/2028 (A)	780,000	785,460
IHS Holdco BV 8.00%, 09/18/2027 (A)	1,985,000	2,014,775
Minejesa Capital BV 5.63%, 08/10/2037 (B)	400,000	414,000
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (A)	2,600,000	2,647,025

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
MV24 Capital BV 6.75%, 06/01/2034 (A)	$ 804,491	$ 809,325
Petrobras Global Finance BV 6.75%, 06/03/2050	1,425,000	1,563,710
Prosus NV 4.03%, 08/03/2050 (A)	1,625,000	1,659,002
Teva Pharmaceutical Finance III BV 2.80%, 07/21/2023	1,110,000	1,052,746
VTR Finance NV 6.38%, 07/15/2028 (A)	975,000	1,040,813

		14,409,164

Nigeria - 0.3%
SEPLAT Petroleum Development Co. PLC 9.25%, 04/01/2023 (A)	1,260,000	1,263,150

Northern Mariana Islands - 0.4%
Azure Power Solar Energy Pvt, Ltd. 5.65%, 12/24/2024 (A)	1,350,000	1,418,175

Panama - 0.5%
Banistmo SA 4.25%, 07/31/2027 (A)	2,000,000	2,081,880

Paraguay - 0.3%
Telefonica Celular del Paraguay SA 5.88%, 04/15/2027 (A)	1,000,000	1,064,500

Peru - 0.5%
Banco de Credito del Peru Fixed until 07/01/2025, 3.13% (E), 07/01/2030 (A) (F)	1,040,000	1,051,450
Peru LNG Srl 5.38%, 03/22/2030 (B)	1,070,000	818,550

		1,870,000

Republic of South Africa - 0.7%
Eskom Holdings SOC, Ltd. 7.85%, 04/02/2026, MTN	ZAR 45,100,000	2,743,578

Saudi Arabia - 0.5%
Saudi Arabian Oil Co. 4.25%, 04/16/2039, MTN (B)	$ 1,850,000	2,110,108

Singapore - 1.0%
LLPL Capital Pte, Ltd. 6.88%, 02/04/2039 (A)	1,690,200	1,935,871
Medco Bell Pte, Ltd. 6.38%, 01/30/2027 (A)	2,500,000	2,201,250

		4,137,121

Turkey - 0.9%
QNB Finansbank AS 6.88%, 09/07/2024 (A)	1,490,000	1,516,820
Turk Telekomunikasyon AS 6.88%, 02/28/2025 (A) (F)	1,070,000	1,090,330
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025 (A)	1,150,000	1,135,984

		3,743,134

United Arab Emirates - 0.8%
Acwa Power Management & Investments One, Ltd. 5.95%, 12/15/2039 (A)	1,800,000	2,061,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Arab Emirates (continued)
Oztel Holdings SPC, Ltd. 5.63%, 10/24/2023 (A)	$ 1,270,000	$ 1,266,063

		3,327,063

United Kingdom - 0.2%
Fresnillo PLC 4.25%, 10/02/2050 (A)	665,000	676,804

United States - 0.4%
Gran Tierra Energy, Inc. 7.75%, 05/23/2027 (A)	880,000	281,609
Kosmos Energy, Ltd. 7.13%, 04/04/2026 (A) (F)	1,000,000	830,700
New Fortress Energy, Inc. 6.75%, 09/15/2025 (A)	450,000	464,026

		1,576,335

Venezuela - 0.2%
Petroleos de Venezuela SA
5.50%, 04/12/2037 (B) (G) (H)	3,870,000	131,580
8.50%, 10/27/2020 (B) (J)	1,945,000	486,250

		617,830

Total Corporate Debt Securities (Cost $136,791,391)		135,294,170

FOREIGN GOVERNMENT OBLIGATIONS - 58.0%
Angola - 1.2%
Angola Government International Bond
9.38%, 05/08/2048 (A)	2,990,000	2,283,762
9.50%, 11/12/2025 (B)	3,050,000	2,608,067

		4,891,829

Argentina - 2.9%
Argentina Bonar Bonds
0.13% (K), 07/09/2030	2,780,889	987,243
1.00%, 07/09/2029	206,954	79,679
Argentina Republic Government International Bond
0.13% (K), 07/09/2030 - 01/09/2038	28,927,533	9,949,672
1.00%, 07/09/2029	1,276,060	523,185

		11,539,779

Belarus - 0.4%
Republic of Belarus International Bond 6.88%, 02/28/2023 (B)	1,790,000	1,767,883

Brazil - 1.6%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2031	BRL 23,175,000	4,731,561
Series F,
10.00%, 01/01/2025	8,477,000	1,701,326

		6,432,887

Cayman Islands - 0.6%
Sharjah Sukuk Program, Ltd. 3.23%, 10/23/2029 (B)	$ 2,150,000	2,236,856

Colombia - 2.1%
Colombia Government International Bond 4.00%, 02/26/2024	1,000,000	1,065,400

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia (continued)
Colombia TES
6.00%, 04/28/2028	COP 6,298,400,000	$ 1,698,643
Series B,
6.25%, 11/26/2025	10,770,500,000	3,029,933
7.25%, 10/18/2034	9,828,200,000	2,727,362

		8,521,338

Cote d’Ivoire - 0.4%
Ivory Coast Government International Bond 6.88%, 10/17/2040 (A)	EUR 1,535,000	1,740,899

Dominican Republic - 0.9%
Dominican Republic International Bond
5.88%, 01/30/2060 (A)	$ 3,325,000	3,175,375
6.88%, 01/29/2026 (A)	340,000	383,775

		3,559,150

Egypt - 1.8%
Egypt Government International Bond
7.50%, 01/31/2027 (A)	3,115,000	3,301,152
8.88%, 05/29/2050 (A)	3,765,000	3,800,015

		7,101,167

Gabon - 0.4%
Gabon Government International Bond 6.38%, 12/12/2024 (A)	1,515,000	1,441,447

Ghana - 1.4%
Ghana Government International Bond
6.38%, 02/11/2027 (A)	800,000	743,360
7.88%, 03/26/2027 (A)	1,700,000	1,649,000
8.13%, 03/26/2032 (B)	1,600,000	1,469,805
8.95%, 03/26/2051 (A)	2,070,000	1,855,962

		5,718,127

Indonesia - 6.1%
Indonesia Government International Bond
3.50%, 01/11/2028	645,000	704,379
4.35%, 01/08/2027 (A)	4,000,000	4,574,520
4.63%, 04/15/2043 (A)	3,500,000	4,090,499
4.75%, 01/08/2026 - 07/18/2047 (A)	2,895,000	3,407,090
Indonesia Treasury Bond
7.00%, 09/15/2030	IDR 23,672,000,000	1,664,729
7.50%, 08/15/2032	36,958,000,000	2,581,374
8.25%, 05/15/2036	8,600,000,000	629,608
8.38%, 03/15/2034	90,277,000,000	6,697,473

		24,349,672

Malaysia - 1.8%
Malaysia Government Bond
3.76%, 05/22/2040	MYR 5,867,000	1,467,159
3.83%, 07/05/2034	10,228,000	2,654,332
Malaysia Sovereign Sukuk Bhd. 3.04%, 04/22/2025 (A)	$ 3,000,000	3,256,904

		7,378,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 6.9%
Mexico Bonos
Series M,
7.50%, 06/03/2027	MXN 42,160,600	$ 2,185,935
7.75%, 05/29/2031	97,590,000	5,123,182
8.00%, 11/07/2047	58,152,400	2,983,766
8.50%, 05/31/2029	107,440,000	5,909,035
10.00%, 11/20/2036	56,415,300	3,478,937
Mexico Government International Bond
1.35%, 09/18/2027	EUR 1,100,000	1,275,568
4.60%, 01/23/2046	$ 1,585,000	1,723,006
4.75%, 04/27/2032 (F)	4,280,000	4,896,320

		27,575,749

Oman - 0.6%
Oman Government International Bond 7.38%, 10/28/2032 (A) (F)	2,420,000	2,314,125

Panama - 1.9%
Panama Government International Bond
2.25%, 09/29/2032	2,925,000	2,974,725
3.75%, 03/16/2025	1,000,000	1,092,500
3.87%, 07/23/2060	3,085,000	3,474,512

		7,541,737

Peru - 2.8%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027 (A) (F)	840,000	853,440
Peru Government International Bond
2.39%, 01/23/2026	3,980,000	4,182,980
6.35%, 08/12/2028 (A)	PEN 9,689,000	3,273,196
6.95%, 08/12/2031 (A)	8,452,000	2,883,210

		11,192,826

Poland - 1.6%
Republic of Poland Government Bond 1.25%, 10/25/2030	PLN 25,278,000	6,415,607

Qatar - 1.4%
Qatar Government International Bond
3.40%, 04/16/2025 (A)	$ 1,375,000	1,508,207
3.75%, 04/16/2030 (A)	2,645,000	3,070,824
4.40%, 04/16/2050 (A)	840,000	1,069,270

		5,648,301

Republic of Korea - 1.3%
Export-Import Bank of Korea
6.20%, 08/07/2021 (A)	INR 180,300,000	2,445,593
8.00%, 05/15/2024 (A)	IDR 35,800,000,000	2,621,498

		5,067,091

Republic of South Africa - 0.5%
Republic of South Africa Government Bond Series 2030, 8.00%, 01/31/2030	ZAR 35,542,200	2,008,364

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Romania - 2.0%
Romania Government Bond 5.00%, 02/12/2029	RON 12,160,000	$ 3,275,128
Romania Government International Bond
3.62%, 05/26/2030 (A)	EUR 1,460,000	1,949,326
5.13%, 06/15/2048 (A)	$ 2,440,000	2,938,336

		8,162,790

Russian Federation - 7.0%
Russian Federal Bond - OFZ
6.90%, 05/23/2029	RUB 284,526,000	3,805,391
7.05%, 01/19/2028	281,045,000	3,799,518
7.10%, 10/16/2024	396,304,000	5,325,438
7.40%, 12/07/2022	191,035,000	2,540,389
7.65%, 04/10/2030	132,490,000	1,853,338
7.70%, 03/23/2033	322,986,000	4,533,178
Russian Foreign Bond - Eurobond
4.38%, 03/21/2029 (B)	$ 4,000,000	4,567,256
4.75%, 05/27/2026 (B)	1,600,000	1,828,000

		28,252,508

Saudi Arabia - 1.6%
Saudi Government International Bond 3.25%, 10/26/2026 - 10/22/2030 (A)	5,760,000	6,277,052

Serbia - 0.4%
Serbia International Bond 3.13%, 05/15/2027 (A)	EUR 1,210,000	1,531,223

Supranational - 1.1%
Banque Ouest Africaine de Developpement 4.70%, 10/22/2031 (A) (F)	$ 1,750,000	1,837,500
Eastern & Southern African Trade & Development Bank 5.38%, 03/14/2022, MTN (B)	2,600,000	2,636,374

		4,473,874

Turkey - 2.0%
Turkey Government International Bond
5.25%, 03/13/2030	2,675,000	2,327,250
5.75%, 05/11/2047	3,905,000	3,022,158
6.38%, 10/14/2025	2,720,000	2,658,800

		8,008,208

Ukraine - 2.3%
Ukraine Government International Bond
Zero Coupon (E), 05/31/2040 (B)	4,070,000	3,515,503
4.38%, 01/27/2030 (A)	EUR 1,325,000	1,285,475
7.75%, 09/01/2023 (A)	$ 1,000,000	1,040,000
7.75%, 09/01/2024 (B)	3,500,000	3,618,125

		9,459,103

United Arab Emirates - 1.8%
Abu Dhabi Government International Bond
2.50%, 04/16/2025 (A)	1,500,000	1,591,500
2.70%, 09/02/2070 (A)	2,675,000	2,444,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Arab Emirates (continued)
Finance Department Government of Sharjah 4.00%, 07/28/2050 (A)	$ 3,200,000	$ 3,184,128

		7,219,936

United Kingdom - 0.7%
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025 (B)	2,870,000	2,947,490

Venezuela - 0.5%
Venezuela Government International Bond
Zero Coupon, 09/15/2027 (J)	6,070,000	555,405
9.00%, 05/07/2023 (B) (G) (H)	9,260,000	847,290
11.95%, 08/05/2031 (B)	5,565,000	509,197

		1,911,892

Total Foreign Government Obligations (Cost $243,480,852)		232,687,305

	Shares	Value
COMMON STOCK - 0.1%
Canada - 0.1%
Frontera Energy Corp.	93,356	149,369

Total Common Stock (Cost $5,390,007)		149,369

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (L)	$ 6,101,605	$ 6,101,605

Total Other Investment Company (Cost $6,101,605)		6,101,605

	Principal	Value
REPURCHASE AGREEMENT - 7.4%
Fixed Income Clearing Corp., 0.00% (L), dated 10/30/2020, to be repurchased at $29,826,933 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 11/15/2023, and with a value of $30,423,536.	$ 29,826,933	29,826,933

Total Repurchase Agreement (Cost $29,826,933)		29,826,933

Total Investments (Cost $421,590,788)		404,059,382
Net Other Assets (Liabilities) - (0.7)%		(2,689,360)

Net Assets - 100.0%		$ 401,370,022

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/30/2020	CZK	225,895,124	USD	9,680,238	$—	$(24,021)
BCLY	11/30/2020	PLN	23,664,651	USD	6,017,559	—	(39,085)
HSBC	11/04/2020	USD	3,683,896	BRL	20,660,394	84,009	—
HSBC	11/04/2020	BRL	20,660,394	USD	3,579,541	20,346	—
JPM	11/04/2020	USD	14,834,807	BRL	84,709,627	74,920	—
JPM	11/04/2020	BRL	84,709,627	USD	14,914,340	—	(154,453)
JPM	11/30/2020	USD	9,659,241	MXN	205,000,000	27,366	—
JPM	11/30/2020	USD	1,086,425	ZAR	17,811,181	—	(4,218)
TDB	11/30/2020	USD	3,985,124	EUR	3,393,588	30,169	—

Total						$236,810	$(221,777)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	57.6%	$232,687,305
Oil, Gas & Consumable Fuels	9.0	36,583,087
Electric Utilities	3.4	13,794,927
Metals & Mining	3.0	11,970,651
Banks	2.5	10,196,715
Wireless Telecommunication Services	1.7	6,765,234
Food Products	1.5	5,921,374
Diversified Telecommunication Services	1.2	4,864,882
Internet & Direct Marketing Retail	1.2	4,700,566
Interactive Media & Services	1.1	4,604,742
Marine	1.1	4,437,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Chemicals	1.0%	$4,087,866
Road & Rail	1.0	3,927,945
Transportation Infrastructure	0.9	3,649,054
Gas Utilities	0.7	2,940,804
Consumer Finance	0.6	2,312,635
Energy Equipment & Services	0.5	2,099,057
Professional Services	0.5	2,061,000
Construction & Engineering	0.5	2,014,775
Diversified Financial Services	0.4	1,604,575
Beverages	0.4	1,573,981
Household Products	0.3	1,265,625
Diversified Consumer Services	0.3	1,188,000
Pharmaceuticals	0.3	1,052,746
Media	0.2	1,040,813
Aerospace & Defense	0.2	785,460

Investments	91.1	368,130,844
Short-Term Investments	8.9	35,928,538

Total Investments	100.0%	$404,059,382

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$135,294,170	$—	$135,294,170
Foreign Government Obligations	—	232,687,305	—	232,687,305
Common Stock	149,369	—	—	149,369
Other Investment Company	6,101,605	—	—	6,101,605
Repurchase Agreement	—	29,826,933	—	29,826,933

Total Investments	$6,250,974	$397,808,408	$—	$404,059,382

Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$236,810	$—	$236,810

Total Other Financial Instruments	$—	$236,810	$—	$236,810

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$(221,777)	$—	$(221,777)

Total Other Financial Instruments	$—	$(221,777)	$—	$(221,777)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $171,169,650, representing 42.6% of the Fund’s net assets.
(B)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $41,896,630, representing 10.4% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,834,889, collateralized by cash collateral of $6,101,605 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,900,013. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2020, the total value of such securities is $1,893,720, representing 0.5% of the Fund’s net assets.
(H)	Non-income producing securities.
(I)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(J)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the total value of such securities is $1,041,655, representing 0.3% of the Fund’s net assets.
(K)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2020; the maturity dates disclosed are the ultimate maturity dates.
(L)	Rates disclosed reflect the yields at October 31, 2020.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand
COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

(unaudited)

MARKET ENVIRONMENT

Emerging markets, as measured by the MSCI Emerging Markets Index (“Index”), posted positive results over the period, from December 19, 2019 (Fund inception) to October 31, 2020. Equities continued their strong performance from 2019 into 2020 until mid-February and March when a sell-off hit global markets due to the COVID-19 pandemic. Markets grappled with uncertainty about the magnitude, duration, and potential economic consequences of the outbreak, but as countries gradually eased quarantine measures and reopened their economies investors were optimistic about the global economic recovery.

In Asia, Taiwan and China led the region higher despite further indications that U.S./China relations had deteriorated. Performance in Taiwan was driven by continued strength in technology export orders and stronger demand for domestic services thanks to its ability to control the COVID-19 outbreak. China’s economic recovery accelerated amid a pickup in industrial production, greater demand for consumer services, and improved consumer sentiment.

Latin American equities produced mixed results as markets were hindered by supply disruptions, negative demand shocks, and anxiety about the spread of COVID-19. Argentina was the top performer in the region, as the country rallied on news that the government had reached an agreement with top creditors to restructure $65 billion of U.S. dollar-denominated debt following months of negotiations, setting the stage for potential debt relief.

Within Europe, the Middle East, and Africa, Central European countries especially the Czech Republic, Hungary, and Poland suffered steep declines, as supply-chain disruptions and falling export demand posed significant risks to growth. Additionally, there were fears that an escalation of the virus in the region could lead to quarantine measures that would severely disrupt the labor market and upend consumption and investment.

Four of 11 sectors within the Index posted positive returns over the period. Consumer discretionary, health care, and information technology rose the most, while the energy, financials, and real estate sectors declined most.

PERFORMANCE

For the period from inception, December 19, 2019, through October 31, 2020, Transamerica Emerging Markets Opportunities (Class I) returned -1.00%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 1.94%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the period from December 19, 2019 (Fund inception) to October 31, 2020. Stock selection within consumer discretionary, energy, and materials drove relative underperformance during the period. These positions were partially offset by stronger selection within information technology, health care, and consumer staples. From a country perspective, stock selection in South Africa, Argentina, and India detracted most from relative results, while holdings in Brazil, Taiwan, Greece, and Mexico were the top contributors to relative performance.

The Fund’s largest individual contributors to relative performance included overweights to China Tourism Group Duty Free Corp., Ltd., A Shares, (consumer discretionary) and Tencent Holdings, Ltd. (communication services), and an out-of-benchmark position in Nexon Co., Ltd. (communication services).

The Fund’s largest individual detractors from relative performance included overweights to YPF SA, ADR (energy) and Sasol Financing International, Ltd. (materials), and not holding benchmark constituent Meituan (consumer discretionary).

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Mary L. Pryshlak, CFA

Jonathan G. White, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	92.8%
Preferred Stocks	2.7
Exchange-Traded Fund	2.7
Other Investment Company	0.5
Net Other Assets (Liabilities) ^	1.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	10 Year or Since Inception		Inception Date
Class I (NAV)	(1.00	)%(A)	12/19/2019
MSCI Emerging Markets Index(B)	1.94	%(A)
Class I2 (NAV)	(1.00	)%(A)	12/19/2019

(A) Not annualized.

(B) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and lower trading volumes of these markets. An investment in emerging market securities should be considered speculative.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 92.8%
Argentina - 0.9%
MercadoLibre, Inc. (A)	3,296	$ 4,001,509
YPF SA, ADR (A)	1,197,392	3,855,602

		7,857,111

Brazil - 4.9%
Cyrela Brazil Realty SA Empreendimentos e Participacoes, Class A	335,030	1,330,673
Energisa SA	351,136	2,568,370
Localiza Rent a Car SA	511,180	5,405,833
Lojas Renner SA	403,110	2,630,987
Magazine Luiza SA	1,357,092	5,825,282
Notre Dame Intermedica Participacoes SA	191,862	2,198,508
Petrobras Distribuidora SA	1,683,517	5,627,420
Petroleo Brasileiro SA	2,562,551	8,485,342
Raia Drogasil SA	545,745	2,288,382
Vale SA, ADR (B)	485,587	5,132,655

		41,493,452

Cayman Islands - 0.5%
ESR Cayman, Ltd. (A) (C)	1,425,449	4,305,466

China - 41.1%
Airtac International Group	91,000	2,449,798
Alibaba Group Holding, Ltd. (A)	1,139,584	43,183,219
Alibaba Group Holding, Ltd., ADR (A)	163,047	49,678,790
Amoy Diagnostics Co., Ltd., A Shares	176,600	2,221,850
BeiGene, Ltd., ADR (A)	11,168	3,311,535
China Construction Bank Corp., H Shares	18,104,922	12,476,338
China Life Insurance Co., Ltd., H Shares	2,821,050	6,155,320
China Longyuan Power Group Corp., Ltd., H Shares	9,704,175	6,651,340
China Merchants Bank Co., Ltd., H Shares	1,679,587	8,748,856
China Oilfield Services, Ltd., H Shares	6,348,442	3,833,705
China Tourism Group Duty Free Corp., Ltd., A Shares	335,706	10,007,707
China Tower Corp., Ltd., H Shares (C)	36,358,648	5,689,930
China Yangtze Power Co., Ltd., GDR (A) (C) (D)	132,375	3,534,412
Chindata Group Holdings, Ltd., ADR (A)	92,282	1,286,411
CSC Financial Co., Ltd., H Shares (B) (C)	2,170,001	2,631,395
Dongfeng Motor Group Co., Ltd., H Shares	8,275,902	5,829,756
ENN Energy Holdings, Ltd.	382,936	4,846,476
Hangzhou Tigermed Consulting Co., Ltd., H Shares (A) (C)	73,700	1,183,573
Huazhu Group, Ltd. (A)	50,400	2,133,670
Huazhu Group, Ltd., ADR	31,038	1,230,036
Industrial & Commercial Bank of China, Ltd., H Shares	13,911,503	7,899,842
Innovent Biologics, Inc. (A) (C)	284,076	2,106,422
Longfor Group Holdings, Ltd. (C)	806,512	4,418,967
Luxshare Precision Industry Co., Ltd., A Shares	1,120,768	9,180,138
New Oriental Education & Technology Group, Inc., ADR (A)	40,649	6,519,287
Ping An Insurance Group Co. of China, Ltd., H Shares	1,172,234	12,120,517
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	1,298,092	2,517,505
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	64,300	3,722,067

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	17,294,000	$ 3,196,121
TAL Education Group, ADR (A)	147,450	9,799,527
Tencent Holdings, Ltd.	927,145	70,839,078
Tencent Music Entertainment Group, ADR (A)	497,748	7,406,490
Trip.Com Group, Ltd., ADR (A)	247,773	7,125,951
Wuhan Raycus Fiber Laser Technologies Co., Ltd., A Shares	613,285	6,861,860
WuXi AppTec Co., Ltd., H Shares (B) (C)	131,389	2,100,687
Wuxi Biologics Cayman, Inc. (A) (C)	221,530	6,221,384
Yifeng Pharmacy Chain Co., Ltd., A Shares	207,744	3,164,183
Zai Lab, Ltd., ADR (A)	26,452	2,170,387
Zai Lab, Ltd. (A)	12,700	1,056,627

		345,511,157

Czech Republic - 0.4%
Komercni banka as (A)	160,828	3,265,797

Greece - 0.4%
Hellenic Telecommunications Organization SA	227,158	3,012,503

Hong Kong - 6.3%
AIA Group, Ltd.	1,479,321	14,078,955
China Gas Holdings, Ltd.	1,522,806	4,679,658
China Mengniu Dairy Co., Ltd. (A)	2,357,112	11,112,167
China Overseas Land & Investment, Ltd.	1,692,899	4,252,207
China Resources Beer Holdings Co., Ltd.	1,259,489	7,814,596
Geely Automobile Holdings, Ltd.	2,265,334	4,654,934
Kerry Properties, Ltd.	649,445	1,593,431
Shimao Group Holdings, Ltd.	1,247,871	4,420,349

		52,606,297

India - 2.7%
Axis Bank, Ltd., GDR (A)	153,980	5,004,350
ICICI Bank, Ltd., ADR (A) (B)	1,006,758	10,621,297
Larsen & Toubro, Ltd., GDR	604,785	7,378,377

		23,004,024

Indonesia - 1.4%
Bank Central Asia Tbk PT	2,817,276	5,543,429
Bank Mandiri Persero Tbk PT	8,059,375	3,139,374
Unilever Indonesia Tbk PT	5,584,348	2,963,538

		11,646,341

Japan - 1.0%
Nexon Co., Ltd. (B)	87,737	2,445,309
Tokyo Electron, Ltd.	22,136	5,941,542

		8,386,851

Jordan - 0.3%
Hikma Pharmaceuticals PLC	81,381	2,645,978

Kazakhstan - 0.3%
Kaspi.KZ JSC, GDR (A) (C) (D)	49,183	2,112,410

Mexico - 1.6%
America Movil SAB de CV, Series L	4,693,430	2,852,147
Grupo Mexico SAB de CV, Series B	632,943	1,804,700
Orbia Advance Corp. SAB de CV	4,906,744	8,718,628

		13,375,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Netherlands - 0.9%
ASML Holding NV	21,148	$ 7,651,407

Peru - 0.7%
Credicorp, Ltd.	54,123	6,206,826

Philippines - 0.1%
Ayala Land, Inc.	1,645,364	1,120,106

Republic of Korea - 6.8%
Hyundai Mobis Co., Ltd.	40,370	8,088,675
LG Chem, Ltd.	20,370	11,107,374
LG Household & Health Care, Ltd.	5,748	7,621,151
Lotte Chemical Corp.	16,749	3,463,930
Samsung Electronics Co., Ltd.	303,639	15,262,599
Shinhan Financial Group Co., Ltd.	323,373	8,773,842
SK Telecom Co., Ltd.	16,190	3,070,088

		57,387,659

Republic of South Africa - 3.8%
FirstRand, Ltd.	3,512,377	8,153,373
Gold Fields, Ltd.	509,822	5,513,817
Naspers, Ltd., N Shares	67,296	13,138,025
Old Mutual, Ltd.	5,775,348	3,350,181
Sibanye Stillwater, Ltd.	606,101	1,787,222

		31,942,618

Russian Federation - 2.9%
Inter RAO (A) (D)	63,872,496	4,096,526
Lukoil PJSC, ADR	8,796	449,388
MMC Norilsk Nickel PJSC (D)	8,315	1,979,034
Mobile TeleSystems PJSC, ADR	366,714	2,867,704
Rosneft Oil Co. PJSC, GDR	996,301	4,353,835
Sberbank of Russia PJSC (D)	2,550,191	6,463,352
Yandex NV, Class A (A) (B)	73,997	4,260,007

		24,469,846

Taiwan - 14.0%
Accton Technology Corp.	1,157,366	8,408,599
Delta Electronics, Inc.	856,372	5,697,801
E.Sun Financial Holding Co., Ltd.	5,624,505	4,782,043
Far Eastern New Century Corp.	5,528,698	4,991,362
Globalwafers Co., Ltd.	737,057	10,733,230
MediaTek, Inc.	661,140	15,715,470
Realtek Semiconductor Corp.	822,220	10,242,750
Taiwan Semiconductor Manufacturing Co., Ltd.	3,340,251	50,536,907
Uni-President Enterprises Corp.	3,281,483	7,034,061

		118,142,223

	Shares	Value
COMMON STOCKS (continued)
Thailand - 0.8%
CP ALL PCL	45	$ 77
Kasikornbank PCL	2,710,857	6,528,745

		6,528,822

Turkey - 0.4%
Tupras Turkiye Petrol Rafinerileri AS (A)	336,808	3,011,607

United Kingdom - 0.6%
Anglo American PLC	229,307	5,380,270

Total Common Stocks (Cost $735,491,624)		781,064,246

PREFERRED STOCKS - 2.7%
Brazil - 1.4%
Braskem SA, Series A, 3.65% (E)	1,030,000	4,099,931
Gerdau SA, 0.43% (E)	696,500	2,647,403
Itau Unibanco Holding SA, 4.99% (E)	1,350,400	5,525,909

		12,273,243

Republic of Korea - 1.3%
Samsung Electronics Co., Ltd., 2.63% (E)	244,263	10,866,012

Total Preferred Stocks (Cost $23,931,462)		23,139,255

EXCHANGE-TRADED FUND - 2.7%
United States - 2.7%
iShares MSCI India ETF (B)	668,004	22,438,254

Total Exchange-Traded Fund (Cost $20,871,280)		22,438,254

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (E)	3,948,073	3,948,073

Total Other Investment Company (Cost $3,948,073)		3,948,073

Total Investments (Cost $784,242,439)		830,589,828
Net Other Assets (Liabilities) - 1.3%		10,867,972

Net Assets - 100.0%		$ 841,457,800

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	101	12/18/2020	$ 5,624,484	$ 5,564,595	$ —	$ (59,889)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Internet & Direct Marketing Retail	14.1%	$117,127,494
Semiconductors & Semiconductor Equipment	12.1	100,821,306
Banks	11.4	94,980,000
Interactive Media & Services	9.0	75,099,085
Insurance	4.3	35,704,973
Chemicals	3.7	30,585,984
Technology Hardware, Storage & Peripherals	3.1	26,128,611
Metals & Mining	2.9	24,245,101
International Equity Funds	2.7	22,438,254
Electronic Equipment, Instruments & Components	2.6	21,739,799
Oil, Gas & Consumable Fuels	2.4	20,155,774
Real Estate Management & Development	2.4	20,110,526
Food Products	2.2	18,146,228
Diversified Consumer Services	2.0	16,318,814
Specialty Retail	1.9	15,635,127
Biotechnology	1.3	10,866,821
Automobiles	1.3	10,484,690
Independent Power & Renewable Electricity Producers	1.2	10,185,752
Entertainment	1.2	9,851,799
Gas Utilities	1.1	9,526,134
Life Sciences Tools & Services	1.1	9,505,644
Wireless Telecommunication Services	1.1	8,789,939
Diversified Telecommunication Services	1.0	8,702,433
Multiline Retail	1.0	8,456,269
Communications Equipment	1.0	8,408,599
Diversified Financial Services	1.0	8,153,373
Auto Components	1.0	8,088,675
Beverages	0.9	7,814,596
Personal Products	0.9	7,621,151
Construction & Engineering	0.9	7,378,377
Electric Utilities	0.8	6,664,896
Health Care Equipment & Supplies	0.8	6,239,572
Food & Staples Retailing	0.7	5,452,642
Road & Rail	0.6	5,405,833
Industrial Conglomerates	0.6	4,991,362
Energy Equipment & Services	0.5	3,833,705
Hotels, Restaurants & Leisure	0.4	3,363,706
Household Products	0.4	2,963,538
Pharmaceuticals	0.3	2,645,978
Capital Markets	0.3	2,631,395
Machinery	0.3	2,449,798
Health Care Providers & Services	0.3	2,198,508
Software	0.3	2,112,410
Household Durables	0.2	1,330,673
IT Services	0.2	1,286,411

Investments	99.5	826,641,755
Short-Term Investments	0.5	3,948,073

Total Investments	100.0%	$830,589,828

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$192,396,236	$588,668,010	$—	$781,064,246
Preferred Stocks	12,273,243	10,866,012	—	23,139,255
Exchange-Traded Fund	22,438,254	—	—	22,438,254
Other Investment Company	3,948,073	—	—	3,948,073

Total Investments	$231,055,806	$599,534,022	$—	$830,589,828

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(59,889)	$—	$—	$(59,889)

Total Other Financial Instruments	$(59,889)	$—	$—	$(59,889)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,184,023, collateralized by cash collateral of $3,948,073 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,814,088. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $34,304,646, representing 4.1% of the Fund’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the total value of securities is $18,185,734, representing 2.2% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2020.
(F)	There were no transfers in or out of Level 3 during the period ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

(unaudited)

MARKET COMMENTARY

The final months of 2019 reiterated the fact that the U.S. economy remained resilient amidst ongoing geopolitical tensions and looming recessionary concerns. Household activity continued to flourish, and consumer spending remained robust. Strong consumer confidence could be attributed to strong wage gains and a healthy job market. Financial markets held onto their November 2019 gains and the announcement of a “phase one” U.S.-China trade deal helped stoke the year-end rally for 2019. As 2020 began, the U.S. economy suffered after the coronavirus shut down commerce and local governments instituted shelter-in-place restrictions. Positive equity market performance was altered into significant negative territory as equity multiples declined and credit spreads widened. Saudi Arabia and Russia flooded the market with oil supply, exacerbating the demand shock. Attention in Washington shifted from the election cycle to collaboration on relief packages to offset plunging consumer and corporate spending. The U.S. Federal Reserve (“Fed”) dropped rates to zero in response to the economic shock and pledged over two trillion dollars of loans and purchases of various security types.

Corporate bond and equity markets rebounded in the spring and advanced through the summer and into the fall as global economies recovered from the initial effects of the pandemic. A combination of government stimulus and reopening of factories and businesses led markets higher. Falling virus case statistics and vaccine development progress all helped investor sentiment, notwithstanding a second surge in the summer. The hope of a speedy economic recovery dimmed somewhat as the prospect of a second fiscal package faded amidst disagreement in Washington and attention elsewhere. Further, the Fed’s September 2020 meeting contained no guidance about future new monetary stimulus, which disappointed markets and highlighted its dependence on government support over the near-term. The market looked ahead into the long-anticipated U.S. presidential election.

Contrary to economic uncertainty, global convertible new issuance was strong as of September 30, 2020 and easily surpassed 2019’s full year total. New issuance was higher on a year-over-year basis, according to Refinitiv. In addition, the U.S. and global convertible markets did grow on a year-over-year basis.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Event Driven (Class I2) returned 9.54%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.38%.

STRATEGY REVIEW

The Fund outperformed its primary benchmark during the fiscal year ended October 31, 2020.

The Fund generated positive performance during November and December 2019. Despite a challenging start to the year, the Fund generated attractive performance during the 12-month period ended October 31, 2020.

A robust housing market further fueled by the pull forward of relocation demand triggered by the COVID-19 pandemic, allowed Zillow Group, Inc. (“Zillow”), a top portfolio performer, to revalue. The adoption of virtual home buying and selling was accelerated as social distancing rendered the traditional ecosystem less effective and highlighted the value and convenience of Zillow’s platform.

Interactive Corp. (“IAC”) also contributed to the Fund’s return. IAC is an internet and media company with over 100 underlying subsidiaries including LendingTree and online dating services. Match.com, its main asset and the world’s largest online dating provider, suffered from fears that social distancing could severely disrupt dating. On the contrary, Match’s model proved to be resilient. The company’s business update revealed only limited impact from the COVID-19 pandemic, as engagement in Match’s various services such as live streaming and chat increased. The Fund’s position proved to generate strong returns over the course of the year.

The Fund also participated in a number of new issues during the start of the pandemic. We took advantage of consumer discretionary company Royal Caribbean’s new issue believing a strong outlook with 2021 bookings are well within historical average. The company maintains a loyal customer base and the issue offered attractive valuation prospects. The performance suffered in the short-term, but we maintain conviction in the company over the long-term and the company’s offerings provides the Fund with sufficient liquidity.

Cinemark Holdings, Inc., (“Cinemark”) a movie exhibitor chain, also accessed the convertible market for financing, as movie theaters effectively closed in late-March, without openings or operations across a large part of the U.S. In certain markets, as authorities allowed theatres to reopen under limited seating capacity restrictions, Cinemark undertook a broader reopen of their theatres in states where allowed, increasing the percentage of available theatres to approximately 70% of their pre-COVID-19 operations. Though performance of the convertible bond suffered in the short-term, we believe that its balance sheet will enable the company to weather the pandemic over time.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Odell Lambroza

Tracy V. Maitland

Co-Portfolio Managers

Advent Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Convertible Bonds	93.2%
Repurchase Agreement	11.6
Convertible Preferred Stocks	4.2
Common Stocks	1.6
Corporate Debt Security	1.0
Exchange-Traded Options Purchased	0.0 *
Common Stocks Sold Short	(24.9)
Net Other Assets (Liabilities) ^	13.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	9.60%	N/A	5.41%	11/11/2016
Class I2 (NAV)	9.54%	4.54%	3.43%	03/31/2015
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (A)	1.38%	1.50%	1.37%

(A) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of your investment may be more volatile to the extent that the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 1.6%
Beverages - 0.4%
Constellation Brands, Inc., Class A	1,500	$ 247,845

Capital Markets - 0.7%
Atlantic Avenue Acquisition Corp. (A)	45,000	444,600

Entertainment - 0.4%
Ubisoft Entertainment SA (A)	2,450	216,417

Specialty Retail - 0.1%
Fnac Darty SA (A)	1,462	62,796

Total Common Stocks (Cost $1,032,788)		971,658

CONVERTIBLE PREFERRED STOCKS - 4.2%
Capital Markets - 0.7%
KKR & Co., Inc., Series C, 6.00%	8,000	416,320

Electric Utilities - 1.0%
PG&E Corp., 5.50%	6,000	597,720

Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp., Series A, 5.50%	5,000	517,900

Pharmaceuticals - 0.4%
Elanco Animal Health, Inc., 5.00%	4,650	224,921

Wireless Telecommunication Services - 1.2%
2020 Cash Mandatory Exchangeable Trust, 5.25% (B)	700	732,094

Total Convertible Preferred Stocks (Cost $2,432,500)		2,488,955

	Principal	Value
CONVERTIBLE BONDS - 93.2%
Airlines - 2.7%
Southwest Airlines Co. 1.25%, 05/01/2025 (C)	$ 1,175,000	1,580,375

Automobiles - 1.0%
Winnebago Industries, Inc. 1.50%, 04/01/2025 (B)	600,000	617,280

Biotechnology - 0.8%
BioMarin Pharmaceutical, Inc. 1.25%, 05/15/2027 (B)	500,000	480,625

Capital Markets - 5.1%
JPMorgan Chase Financial Co. LLC 0.25%, 05/01/2023 (B) (C)	2,000,000	2,023,750
SBI Holdings, Inc. Zero Coupon, 07/25/2025 (D)	JPY 100,000,000	1,002,913

		3,026,663

Diversified Consumer Services - 0.8%
Chegg, Inc. Zero Coupon, 09/01/2026 (B)	$ 500,000	504,361

Diversified Telecommunication Services - 3.6%
Cellnex Telecom SA 1.50%, 01/16/2026, MTN (D)	EUR 1,000,000	2,129,539

	Principal	Value
CONVERTIBLE BONDS (continued)
Entertainment - 5.1%
Cinemark Holdings, Inc. 4.50%, 08/15/2025 (B)	$ 1,300,000	$ 1,122,108
Live Nation Entertainment, Inc. 2.00%, 02/15/2025 (B) (C)	1,100,000	955,650
Zynga, Inc. 0.25%, 06/01/2024	750,000	947,798

		3,025,556

Health Care Equipment & Supplies - 3.9%
Cantel Medical Corp. 3.25%, 05/15/2025 (B)	800,000	1,076,500
LivaNova USA, Inc. 3.00%, 12/15/2025 (B)	910,000	1,004,122
NuVasive, Inc. 0.38%, 03/15/2025 (B)	260,000	222,950

		2,303,572

Health Care Technology - 3.3%
Omnicell, Inc. 0.25%, 09/15/2025 (B)	400,000	436,878
Teladoc Health, Inc. 1.25%, 06/01/2027 (B) (C)	1,300,000	1,513,554

		1,950,432

Hotels, Restaurants & Leisure - 6.4%
Bloomin’ Brands, Inc. 5.00%, 05/01/2025 (B)	550,000	780,540
NCL Corp., Ltd. 6.00%, 05/15/2024 (B)	580,000	820,084
Penn National Gaming, Inc. 2.75%, 05/15/2026	625,000	1,535,625
Royal Caribbean Cruises, Ltd.
2.88%, 11/15/2023 (B)	130,000	122,782
4.25%, 06/15/2023 (B)	500,000	517,973

		3,777,004

Interactive Media & Services - 9.0%
Kakao Corp. Zero Coupon, 04/28/2023 (D)	200,000	204,996
Twitter, Inc. 0.25%, 06/15/2024 (C)	2,978,000	3,251,377
Zillow Group, Inc. 2.75%, 05/15/2025 (C)	1,200,000	1,881,392

		5,337,765

Internet & Direct Marketing Retail - 7.5%
Etsy, Inc. 0.13%, 09/01/2027 (B)	750,000	776,863
Fiverr International, Ltd. Zero Coupon, 11/01/2025 (B)	350,000	357,875
RealReal, Inc. 3.00%, 06/15/2025 (B)	800,000	813,000
Wayfair, Inc. 0.63%, 10/01/2025 (B)	1,200,000	1,144,208
Zalando SE Series B, 0.63%, 08/06/2027 (D)	EUR 1,000,000	1,375,615

		4,467,561

IT Services - 7.2%
Parsons Corp. 0.25%, 08/15/2025 (B)	$ 800,000	778,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CONVERTIBLE BONDS (continued)
IT Services (continued)
Shopify, Inc. 0.13%, 11/01/2025	$ 590,000	$ 645,312
Square, Inc. 0.13%, 03/01/2025 (B) (C)	1,000,000	1,467,211
Wix.com, Ltd. Zero Coupon, 08/15/2025 (B)	375,000	366,397
Worldline SA Zero Coupon, 07/30/2025 (D)	EUR 692,300	995,547

		4,252,492

Machinery - 1.7%
Middleby Corp. 1.00%, 09/01/2025 (B)	$ 1,000,000	1,026,250

Media - 3.6%
Liberty Broadband Corp. 2.75%, 09/30/2050 (B) (C)	1,200,000	1,286,904
Liberty Media Corp. 2.25%, 12/01/2048 (B) (C)	808,000	836,280

		2,123,184

Metals & Mining - 3.2%
Allegheny Technologies, Inc. 3.50%, 06/15/2025 (B) (C)	600,000	586,860
SSR Mining, Inc. 2.50%, 04/01/2039 (C)	1,000,000	1,313,125

		1,899,985

Pharmaceuticals - 1.6%
Jazz Investments I, Ltd. 2.00%, 06/15/2026 (B) (C)	800,000	957,015

Real Estate Management & Development - 0.5%
Redfin Corp. Zero Coupon, 10/15/2025 (B)	320,000	300,416

Semiconductors & Semiconductor Equipment - 6.8%
Nova Measuring Instruments, Ltd. Zero Coupon, 10/15/2025 (B)	200,000	200,609
SolarEdge Technologies, Inc. Zero Coupon, 09/15/2025 (B)	1,000,000	1,228,500
STMicroelectronics NV
Series A,
Zero Coupon, 08/04/2025 (D)	1,000,000	1,106,110
Series B,
Zero Coupon, 08/04/2027 (D)	1,400,000	1,523,620

		4,058,839

Software - 18.2%
Cloudflare, Inc. 0.75%, 05/15/2025 (B)	500,000	788,583
CyberArk Software, Ltd. Zero Coupon, 11/15/2024 (B) (C)	1,000,000	957,276
Datadog, Inc. 0.13%, 06/15/2025 (B) (C)	900,000	1,124,640
Envestnet, Inc. 0.75%, 08/15/2025 (B)	450,000	449,826
FireEye, Inc. 0.88%, 06/01/2024 (C)	1,500,000	1,436,440
Medallia, Inc. 0.13%, 09/15/2025 (B)	900,000	924,910
Palo Alto Networks, Inc. 0.38%, 06/01/2025 (B) (C)	1,400,000	1,422,750

	Principal	Value
CONVERTIBLE BONDS (continued)
Software (continued)
Proofpoint, Inc. 0.25%, 08/15/2024 (C)	$ 1,000,000	$ 967,550
Rapid7, Inc. 2.25%, 05/01/2025 (B)	800,000	1,008,134
Slack Technologies, Inc. 0.50%, 04/15/2025 (B) (C)	900,000	1,026,563
Splunk, Inc. 1.13%, 06/15/2027 (B) (C)	600,000	660,386

		10,767,058

Specialty Retail - 1.2%
Burlington Stores, Inc. 2.25%, 04/15/2025 (B)	600,000	686,685

Total Convertible Bonds (Cost $50,315,118)		55,272,657

CORPORATE DEBT SECURITY - 1.0%
Communications Equipment - 1.0%
Viavi Solutions, Inc. 1.75%, 06/01/2023 (C)	500,000	571,679

Total Corporate Debt Security (Cost $505,720)		571,679

REPURCHASE AGREEMENT - 11.6%
Fixed Income Clearing Corp., 0.00% (E), dated 10/30/2020, to be repurchased at $6,900,315 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 07/31/2023, and with a value of $7,038,419.	6,900,315	6,900,315

Total Repurchase Agreement (Cost $6,900,315)		6,900,315

Total Investments Excluding Options Purchased (Cost $61,186,441)		66,205,264
Total Options Purchased - 0.0% (F) (Cost $31,782)		18,000

Total Investments Before Securities Sold Short (Cost $61,218,223)		66,223,264

	Shares	Value
SECURITIES SOLD SHORT - (24.9)%
COMMON STOCKS - (24.9)%
Airlines - (0.7)%
Southwest Airlines Co.	(10,000)	(395,300)

Biotechnology - (0.1)%
BioMarin Pharmaceutical, Inc.	(1,200)	(89,316)

Communications Equipment - (0.3)%
Viavi Solutions, Inc.	(15,246)	(188,288)

Diversified Telecommunication Services - (1.7)%
Cellnex Telecom SA (B)	(15,915)	(1,021,599)

Entertainment - (1.2)%
Cinemark Holdings, Inc.	(18,900)	(154,791)
Live Nation Entertainment, Inc.	(5,060)	(246,928)
Zynga, Inc., Class A	(37,300)	(335,327)

		(737,046)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Health Care Equipment & Supplies - (1.2)%
Cantel Medical Corp.	(10,000)	$ (478,400)
LivaNova PLC	(5,000)	(251,700)

		(730,100)

Health Care Technology - (0.7)%
Teladoc Health, Inc.	(2,000)	(392,920)

Hotels, Restaurants & Leisure - (3.7)%
Bloomin’ Brands, Inc.	(35,000)	(489,300)
Norwegian Cruise Line Holdings, Ltd.	(14,400)	(239,472)
Penn National Gaming, Inc.	(27,000)	(1,457,460)

		(2,186,232)

Interactive Media & Services - (2.1)%
Twitter, Inc.	(11,913)	(492,722)
Zillow Group, Inc., Class C	(8,251)	(731,203)

		(1,223,925)

Internet & Direct Marketing Retail - (0.9)%
Etsy, Inc.	(750)	(91,193)
RealReal, Inc.	(25,000)	(314,750)
Wayfair, Inc., Class A	(500)	(124,015)

		(529,958)

IT Services - (2.5)%
Okta, Inc.	(3,000)	(629,490)
Square, Inc., Class A	(5,600)	(867,328)

		(1,496,818)

Machinery - (0.3)%
Middleby Corp.	(2,000)	(199,080)

Media - (0.1)%
Charter Communications, Inc., Class A	(100)	(60,382)

Metals & Mining - (0.9)%
Allegheny Technologies, Inc.	(6,200)	(57,102)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Metals & Mining (continued)
SSR Mining, Inc.	(26,400)	$ (488,664)

		(545,766)

Pharmaceuticals - (0.3)%
Jazz Pharmaceuticals PLC	(1,200)	(172,920)

Semiconductors & Semiconductor Equipment - (0.4)%
STMicroelectronics NV	(7,000)	(213,780)

Software - (6.7)%
Cloudflare, Inc., Class A	(8,700)	(452,139)
CyberArk Software, Ltd.	(4,500)	(446,175)
Datadog, Inc., Class A	(7,000)	(635,250)
Envestnet, Inc.	(500)	(38,370)
Medallia, Inc.	(6,000)	(170,700)
Palo Alto Networks, Inc.	(2,500)	(552,975)
Proofpoint, Inc.	(3,400)	(325,516)
Rapid7, Inc.	(8,000)	(495,440)
Slack Technologies, Inc., Class A	(19,700)	(503,926)
Splunk, Inc.	(1,900)	(376,276)

		(3,996,767)

Specialty Retail - (0.7)%
Burlington Stores, Inc.	(2,000)	(387,160)

Wireless Telecommunication Services - (0.4)%
T-Mobile US, Inc.	(2,000)	(219,140)

Total Common Stocks (Proceeds $(14,393,914))		(14,786,497)

Total Securities Sold Short (Proceeds $(14,393,914))		(14,786,497)

Net Other Assets (Liabilities), Net of Securities Sold Short - 13.3%		7,879,780

Net Assets - 100.0%		$ 59,316,547

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Cinemark Holdings, Inc.	USD	7.50	11/20/2020	USD	30,000	300	$31,782	$18,000

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
NASDAQ 100 E-Mini Index	(12)	12/18/2020	$ (2,748,108)	$(2,651,100)	$97,008	$—
S&P 500® E-Mini Index	(24)	12/18/2020	(4,074,000)	(3,917,640)	156,360	—

Total Futures Contracts					$253,368	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	11/23/2020	USD	4,915,154	EUR	4,162,997	$64,262	$—
SSB	11/23/2020	EUR	4,162,997	USD	4,925,853	—	(74,961)
SSB	11/24/2020	USD	4,851,406	EUR	4,100,000	73,815	—
SSB	11/24/2020	USD	1,044,580	JPY	110,000,000	—	(6,383)

Total						$138,077	$(81,344)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$692,445	$279,213	$—	$971,658
Convertible Preferred Stocks	2,488,955	—	—	2,488,955
Convertible Bonds	—	55,272,657	—	55,272,657
Corporate Debt Security	—	571,679	—	571,679
Repurchase Agreement	—	6,900,315	—	6,900,315
Exchange-Traded Options Purchased	18,000	—	—	18,000

Total Investments	$3,199,400	$63,023,864	$—	$66,223,264

Other Financial Instruments
Futures Contracts (H)	$253,368	$—	$—	$253,368
Forward Foreign Currency Contracts (H)	—	138,077	—	138,077

Total Other Financial Instruments	$253,368	$138,077	$—	$391,445

LIABILITIES
Securities Sold Short
Common Stocks	$(13,764,898)	$(1,021,599)	$—	$(14,786,497)

Total Securities Sold Short	$(13,764,898)	$(1,021,599)	$—	$(14,786,497)

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(81,344)	$—	$(81,344)

Total Other Financial Instruments	$—	$(81,344)	$—	$(81,344)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $33,085,818, representing 55.8% of the Fund’s net assets.
(C)	All or a portion of these securities have been segregated by the custodian as collateral for open exchange-traded options and securities sold short transactions. The total value of such securities is $22,794,131.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $8,338,340, representing 14.1% of the Fund’s net assets.
(E)	Rate disclosed reflects the yield at October 31, 2020.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing PMIs softened. The loan market started out with a rally in late 2019, led by lower-quality and single B names that had been trading at a discount. The strengthening market environment was fueled by limited primary supply, manageable retail outflows, ongoing collateralized loan obligation (“CLO”) demand and a risk-on tone emanating from a strong equity/high yield market.

After the turn of the calendar year, the loan market continued to rally as year-end paydowns left most managers flush with deployable cash amidst strong market conditions. Late February, however, brought with it an unexpected blow from the burgeoning global pandemic, halting any signs of a rally and pushing the loan market severely lower as retail outflows led to some forced selling while CLO managers attempted to de-risk their portfolio in COVID impacted names/sectors. The pandemic also resulted in a flood of downgrades, particularly from S&P, putting pressure on CLO structures which led to further selling, especially in the CCC rated cohort.

After the national lockdown ended and fiscal/monetary stimulus kicked in, the loan market began to heal, with consistently strong months in the second and third quarters. Downgrades lessened, companies improved liquidity, and the capital markets opened back up to a degree. The default rate continued to move higher throughout the summer but remained below many strategist’s expectations throughout the pandemic. At the end of the fiscal year, the loan market experienced modest selling pressure with heavy primary issuance amidst limited cash levels on the buy side, forcing managers to sell to make room for allocations and increased equity volatility due to election risks and rising COVID-19 cases.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Floating Rate (Class A) returned 0.36%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 1.50%.

STRATEGY REVIEW

All-in yields declined materially during the period due to the decline in LIBOR as the U.S. Federal Reserve (“Fed”) cut the fed funds rate to zero in response to the pandemic-induced bear market. Security selection within Food/Tobacco, Service, Consumer Durables, and Healthcare sectors contributed to performance, while selection in Consumer Products, Manufacturing, and Housing sectors detracted.

From an allocation standpoint, the underweight allocation to Technology detracted, as did the overweight to Consumer Products. Cash was also a drag on returns as the Fund had to keep higher liquidity at certain times during the year to manage elevated outflows stemming from the market volatility.

From a ratings standpoint, underperformance from security selection in both BBs and Bs were a drag, while the Fund benefited from superior CCC selection. The Fund’s overweight to high yield bonds, which allowed the Fund to pursue carry in a more liquid manner, also detracted from performance as many of those bonds were liquidated around the market bottom in March to facilitate outflows.

John F. Bailey, CFA

Jason P. Felderman, CFA

Zach Halstead

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

(unaudited)

Asset Allocation	Percentage of Net Assets
Loan Assignments	83.8%
Corporate Debt Securities	6.9
Exchange-Traded Funds	1.6
Other Investment Company	1.0
Repurchase Agreement	0.4
Common Stocks	0.3
Preferred Stock	0.2
Net Other Assets (Liabilities)	5.8
Total	100.0%

Fund Characteristics	Years
Average Maturity §	3.97
Duration †	1.13

Credit Quality ‡	Percentage of Net Assets
AAA	0.4%
BBB	4.9
BB	26.0
B	51.0
CCC and Below	5.7
Not Rated	6.2
Net Other Assets (Liabilities)	5.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(4.41)%	2.14%	2.23%	10/31/2013
Class A (NAV)	0.36%	3.14%	2.94%	10/31/2013
Credit Suisse Leveraged Loan Index	1.50%	4.09%	3.57%
Class C (POP)	(1.24)%	2.39%	2.19%	10/31/2013
Class C (NAV)	(0.28)%	2.39%	2.19%	10/31/2013
Class I (NAV)	0.49%	3.36%	3.13%	10/31/2013
Class I2 (NAV)	0.55%	3.43%	3.23%	10/31/2013

(A) The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities in not guaranteed. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 6.9%
Commercial Services & Supplies - 1.6%
Garda World Security Corp. 4.63%, 02/15/2027 (A)	$500,000	$487,500
GFL Environmental, Inc.
3.75%, 08/01/2025 (A)	150,000	150,000
4.25%, 06/01/2025 (A)	640,000	652,800

		1,290,300

Communications Equipment - 1.2%
Avaya, Inc. 6.13%, 09/15/2028 (A)	600,000	615,750
CommScope, Inc. 5.50%, 03/01/2024 (A)	400,000	408,908

		1,024,658

Construction & Engineering - 0.5%
PowerTeam Services LLC 9.03%, 12/04/2025 (A)	417,000	441,499

Containers & Packaging - 0.6%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 4.00%, 10/15/2027 (A)	500,000	506,250

Health Care Providers & Services - 1.2%
Legacy LifePoint Health LLC 6.75%, 04/15/2025 (A)	500,000	528,750
Tenet Healthcare Corp. 4.63%, 09/01/2024 - 06/15/2028 (A)	500,000	509,878

		1,038,628

IT Services - 0.6%
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 5.75%, 06/01/2025 (A)	500,000	523,750

Machinery - 0.3%
Clark Equipment Co. 5.88%, 06/01/2025 (A)	200,000	208,000

Media - 0.9%
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	400,000	425,000
Univision Communications, Inc. 6.63%, 06/01/2027 (A)	333,000	336,746

		761,746

Total Corporate Debt Securities (Cost $5,698,036)		5,794,831

LOAN ASSIGNMENTS - 83.8%
Aerospace & Defense - 0.4%
Avolon TLB Borrower 1 LLC
Term Loan B3,
1-Month LIBOR + 1.75%, 2.50% (B), 01/15/2025	246,256	237,125
Term Loan B4,
1-Month LIBOR + 1.50%, 2.25% (B), 02/12/2027	99,500	94,898

		332,023

Airlines - 0.4%
Kestrel Bidco, Inc. Term Loan B, 6-Month LIBOR + 3.00%, 4.00% (B), 12/11/2026	421,004	370,273

	Principal	Value
LOAN ASSIGNMENTS (continued)
Auto Components - 0.9%
Highline Aftermarket Acquisition LLC Term Loan B, TBD, 10/21/2027 (C) (D)	$ 73,333	$ 71,500
Highline Aftermarket Acquisition, LLC Delayed Draw Term Loan, TBD, 10/21/2027 (C) (D)	66,667	65,000
Mavis Tire Express Services Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 3.47% (B), 03/20/2025	616,020	587,786

		724,286

Automobiles - 0.7%
Thor Industries, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.94% (B), 02/01/2026	588,695	583,176

Beverages - 0.4%
Blue Ribbon LLC Term Loan, 1-Month LIBOR + 4.00%, 3-Month LIBOR + 4.00%, 5.00% (B), 11/15/2021	384,234	354,648

Building Products - 1.6%
Cornerstone Building Brands, Inc. Term Loan, 1-Month LIBOR + 3.75%, 3.90% (B), 04/12/2025	594,467	581,835
Quikrete Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.50%, 2.65% (B), 02/01/2027	125,000	122,448
VT Topco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.64% (B), 08/01/2025	674,246	640,533

		1,344,816

Capital Markets - 2.3%
Blucora, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.00% (B), 05/22/2024	678,306	669,827
Deerfield Dakota Holding LLC Term Loan B, 1-Month LIBOR + 3.75%, 4.75% (B), 04/09/2027	523,688	515,440
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 07/03/2024	378,783	329,541
RPI Intermediate Finance Trust Term Loan B1, 1-Month LIBOR + 1.75%, 1.90% (B), 02/11/2027	141,250	140,426
Victory Capital Holdings, Inc. Term Loan B1, 3-Month LIBOR + 2.50%, 2.73% (B), 07/01/2026	237,111	231,776

		1,887,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Chemicals - 0.5%
VAC Germany Holdings GmbH Term Loan B, 3-Month LIBOR + 4.00%, 5.00% (B), 03/08/2025	$ 621,250	$ 431,769

Commercial Services & Supplies - 3.2%
BIFM Buyer, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 3.76% (B), 06/01/2026	492,513	480,200
Cardtronics USA, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 5.00% (B), 06/29/2027	124,688	124,220
Creative Artists Agency LLC
Term Loan B,
1-Month LIBOR + 3.75%, 3.90% (B), 11/27/2026	199,497	191,268
Term Loan B1,
1-Month LIBOR + 4.25%, 5.25% (B), 11/27/2026	299,250	285,410
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 1.75%, 1.99% (B), 08/11/2025	379,623	327,108
Harsco Corp. Term Loan B1, 1-Month LIBOR + 2.25%, 3.25% (B), 12/06/2024	95,408	94,652
Prime Security Services Borrower LLC Term Loan B1, 1-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 12-Month LIBOR + 3.25%, 4.25% (B), 09/23/2026	495,000	487,575
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 4.25% (B), 11/14/2022	674,698	655,807

		2,646,240

Communications Equipment - 1.1%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 4.40% (B), 12/15/2024	13,574	13,315
1-Month LIBOR + 4.25%, 4.40% (B), 12/15/2027	342,100	329,272
Sabre Industries, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (B), 04/15/2026	230,430	226,876
Securus Technologies Holdings, Inc. 1st Lien Term Loan, 6-Month LIBOR + 4.50%, 5.50% (B), 11/01/2024	467,843	386,750

		956,213

	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering - 1.1%
API Group DE, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 5.50% (B), 10/01/2026	$ 298,496	$ 291,500
Granite Acquisition, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 4.75% (B), 09/19/2022	390,006	388,868
PowerTeam Services LLC 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.25% (B), 03/06/2025	252,893	244,042

		924,410

Construction Materials - 0.2%
Forterra Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 4.00% (B), 10/25/2023	160,297	159,015

Containers & Packaging - 6.8%
Anchor Glass Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.75% (B), 12/07/2023	531,166	386,158
Ball Metalpack LLC 1st Lien Term Loan B, 3-Month LIBOR + 4.50%, 4.76% (B), 07/31/2025	701,069	667,768
Berry Global, Inc. Term Loan Y, 1-Month LIBOR + 2.00%, 2.15% (B), 07/01/2026	747,478	721,049
Canister International Group, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 4.90% (B), 12/21/2026	200,000	199,500
Consolidated Container Co. LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.75% (B), 05/22/2024	251,980	247,255
Flex Acquisition Co., Inc.
1st Lien Term Loan,
1-Month LIBOR + 3.00%, 3-Month LIBOR + 3.00%, 4.00% (B), 12/29/2023	590,889	575,502
Term Loan,
3-Month LIBOR + 3.25%, 3.48% (B), 06/29/2025	276,043	264,829
Graham Packaging Co., Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.50% (B), 08/04/2027	450,000	444,857
Liqui-Box Holdings, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 5.50% (B), 02/26/2027	249,375	209,475

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Packaging Coordinators Midco, Inc. Term Loan, TBD, 09/25/2027 (C) (D)	$ 200,000	$ 196,750
Plastipak Packaging, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 2.65% (B), 10/14/2024	607,335	591,392
Printpack Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 4.00% (B), 07/26/2023	603,682	596,136
Reynolds Consumer Products LLC Term Loan, 1-Month LIBOR + 1.75%, 1.90% (B), 02/04/2027	429,568	420,977
Tosca Services LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.25% (B), 07/28/2027	180,194	179,180

		5,700,828

Diversified Consumer Services - 1.8%
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.40% (B), 05/01/2025	375,000	361,641
USS Ultimate Holdings, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 4.75% (B), 08/25/2024	754,772	737,789
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 2.90% (B), 05/18/2025	497,684	423,032

		1,522,462

Diversified Financial Services - 1.7%
BCP Raptor II LLC 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 4.90% (B), 11/03/2025	434,500	299,805
NBG Acquisition, Inc. Term Loan, 6-Month LIBOR + 5.50%, 6.50% (B), 04/26/2024	983,896	472,270
Russell Investments US Institutional Holdco, Inc. Term Loan, 3-Month LIBOR + 3.00%, 4.00% (B), 05/30/2025	339,765	335,093
WG Partners Acquisition LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.50% (B), 11/15/2023	346,722	344,121

		1,451,289

Diversified Telecommunication Services - 2.0%
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.40% (B), 03/15/2027	292,788	281,442

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Global Tel*Link Corp. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 4.40% (B), 11/29/2025	$ 584,310	$ 505,185
Hargray Communications Group, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 4.00% (B), 05/16/2024	647,183	638,122
Virgin Media Bristol LLC Term Loan N, 1-Month LIBOR + 2.50%, 2.65% (B), 01/31/2028	225,000	217,000

		1,641,749

Electric Utilities - 0.5%
Vistra Operations Co. LLC 1st Lien Term Loan B3, 1-Month LIBOR + 1.75%, 1.90% (B), 12/31/2025	400,824	390,915

Electrical Equipment - 1.1%
Electrical Components International, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 4.40% (B), 06/26/2025	322,340	293,329
VC GB Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 4.00% (B), 02/28/2024	621,865	607,873

		901,202

Electronic Equipment, Instruments & Components - 1.6%
Badger Buyer Corp. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 09/30/2024	436,927	408,527
Electro Rent Corp. 1st Lien Term Loan, 3-Month LIBOR + 5.00%, 6.00% (B), 01/31/2024	653,830	640,753
GrafTech Finance, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 02/12/2025	262,374	257,783

		1,307,063

Equity Real Estate Investment Trusts - 0.5%
iStar, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 2.89% - 2.90% (B), 06/28/2023 (D)	415,609	411,453

Food & Staples Retailing - 1.7%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.00%, 2.15% (B), 02/03/2024	53,204	52,315
BW Gas & Convenience Holdings LLC Term Loan, 1-Month LIBOR + 6.25%, 6.41% (B), 11/18/2024	529,375	525,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food & Staples Retailing (continued)
Chef’s Warehouse Leasing Co. LLC Term Loan, 1-Month LIBOR + 5.50%, 5.65% (B), 06/22/2025	$ 180,315	$ 173,553
Hostess Brands LLC Term Loan, 1-Month LIBOR + 2.25%, 2-Month LIBOR + 2.25%, 3-Month LIBOR + 2.25%, 3.00% (B), 08/03/2025 (D)	687,464	670,278

		1,421,550

Food Products - 3.6%
8th Avenue Food & Provisions, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.65% (B), 10/01/2025	368,438	362,174
B&G Foods, Inc. Term Loan B4, 1-Month LIBOR + 2.50%, 2.65% (B), 10/10/2026	830,300	824,073
C.J. Foods, Inc. Term Loan B, 3-Month LIBOR + 6.00%, 7.00% (B), 03/16/2027	149,624	142,143
Dole Food Co., Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (B), 04/06/2024	465,457	454,402
Froneri International, Ltd. Term Loan, 1-Month LIBOR + 2.25%, 2.40% (B), 01/31/2027	244,388	235,005
Shearer’s Foods, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 4.75% (B), 09/23/2027	977,533	964,092

		2,981,889

Health Care Equipment & Supplies - 0.8%
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 4.25% (B), 09/01/2024	547,353	503,565
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.25%, 3.39% (B), 06/30/2025	176,442	170,266

		673,831

Health Care Providers & Services - 5.6%
AHP Health Partners, Inc. Term Loan, 1-Month LIBOR + 4.50%, 5.50% (B), 06/30/2025	548,941	546,196
DuPage Medical Group, Ltd. Term Loan, 1-Month LIBOR + 2.75%, 3.50% (B), 08/15/2024	482,224	468,963

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
HCA, Inc. Term Loan B13, 1-Month LIBOR + 1.75%, 1.90% (B), 03/18/2026	$ 606,417	$ 603,385
Pathway Vet Alliance LLC Term Loan, 1-Month LIBOR + 4.00%, 4.15% (B), 03/31/2027	230,053	225,068
Pearl Intermediate Parent LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 2.90% (B), 02/14/2025	642,693	623,813
PetVet Care Centers LLC Delayed Draw Term Loan, 1-Month LIBOR + 4.25%, 5.25% (B), 02/14/2025	199,496	198,997
Quorum Health Corp. Term Loan, 3-Month LIBOR + 8.25%, 9.25% (B), 04/29/2025	672,115	619,186
RadNet, Inc. Repriced Term Loan, 6-Month LIBOR + 3.75%, 4.75% (B), 06/30/2023	483,767	474,848
Southern Veterinary Partners LLC Term Loan, 6-Month LIBOR + 4.00%, 5.00% (B), 10/02/2027	219,697	218,049
WP CityMD Bidco LLC Term Loan B, 3-Month LIBOR + 4.50%, 6-Month LIBOR + 4.50%, 5.50% (B), 08/13/2026	744,375	733,675

		4,712,180

Hotels, Restaurants & Leisure - 4.0%
Affinity Gaming LLC Term Loan, 3-Month LIBOR + 3.25%, 4.25% (B), 07/01/2023	820,112	749,035
Caesars Resort Collection LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (B), 12/23/2024	341,817	319,694
ClubCorp Holdings, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 2.97% (B), 09/18/2024	454,196	380,106
Flynn Restaurant Group, LP 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.65% (B), 06/27/2025	583,008	547,542
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.40% (B), 10/20/2025	198,987	178,840
Penn National Gaming, Inc. Term Loan A, 1-Month LIBOR + 3.00%, 3.75% (B), 10/19/2023	688,078	670,876

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
United PF Holdings LLC
1st Lien Term Loan,
3-Month LIBOR + 4.00%, 4.22% (B), 12/30/2026	$ 330,910	$ 287,478
Term Loan,
3-Month LIBOR + 8.50%, 9.50% (B), 12/30/2026	200,000	198,000

		3,331,571

Household Durables - 4.6%
API Heat Transfer ThermaSys Corp. 2nd Lien Term Loan, 3-Month LIBOR + 0.00%, PIK Rate 12.00%, Cash Rate 0.00%, 12.00% (B), 12/31/2023 (E)	906,268	799,782
Hoffmaster Group, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 5.00% (B), 11/21/2023	476,122	409,465
Libbey Glass, Inc.
Term Loan,
1-Month LIBOR + 3.00%, 4.00% (B), 11/30/2020	279,548	279,548
1-Month LIBOR + 11.00%, 12.00% (B), 11/27/2020	277,741	291,628
Term Loan B,
1-Month LIBOR + 0.00%, PIK Rate 5.75%, Cash Rate 0.00%, 6.00% (B), 04/09/2021 (E)	990,846	151,413
Lifetime Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 02/28/2025	531,551	515,605
SIWF Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.25%, 4.40% (B), 06/15/2025	248,096	236,932
WKI Holding Co., Inc. Term Loan B, 1-Month LIBOR + 4.00%, 4.14% (B), 05/01/2024	1,164,154	1,132,140

		3,816,513

Household Products - 1.0%
Safety Products / JHC Acquisition Corp.
1st Lien Term Loan,
1-Month LIBOR + 4.50%, 4.65% (B), 06/26/2026	880,163	774,544
Delayed Draw Term Loan,
1-Month LIBOR + 4.50%, 2.00% - 5.00% (B), 06/26/2026	47,575	41,866

		816,410

Independent Power & Renewable Electricity Producers - 1.5%
Calpine Construction Finance Co., LP Term Loan B, 1-Month LIBOR + 2.00%, 2.15% (B), 01/15/2025	955,134	925,286

	Principal	Value
LOAN ASSIGNMENTS (continued)
Independent Power & Renewable Electricity Producers (continued)
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.25% (B), 12/09/2021	$ 320,124	$ 314,522

		1,239,808

IT Services - 2.1%
Flexential Intermediate Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 3.72% (B), 08/01/2024	378,102	328,634
Helios Software Holdings, Inc. Term Loan, 6-Month LIBOR + 4.25%, 4.52% (B), 10/24/2025	496,211	486,287
Moneygram International, Inc. Term Loan B, 3-Month LIBOR + 6.00%, 6.21% (B), 06/30/2023	433,530	425,943
Rackspace Hosting, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.00% (B), 11/03/2023	205,581	200,670
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.00%, 4.14% (B), 12/19/2023 (D)	359,878	348,182

		1,789,716

Leisure Products - 1.3%
Bombardier Recreational Products, Inc. Term Loan, 1-Month LIBOR + 2.00%, 2.15% (B), 05/24/2027	493,769	474,429
SP PF Buyer LLC Term Loan, 1-Month LIBOR + 4.50%, 4.65% (B), 12/22/2025	674,383	602,730

		1,077,159

Machinery - 1.8%
Alliance Laundry Systems LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (B), 10/08/2027	135,000	133,616
CTOS LLC Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (B), 04/18/2025 (D)	254,313	252,088
Ingersoll-Rand Services Co. Term Loan, 1-Month LIBOR + 1.75%, 1.90% (B), 03/01/2027	248,750	239,982
Terex Corp. Term Loan B1, 2-Month LIBOR + 2.75%, 3.50% (B), 01/31/2024	738,750	722,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Machinery (continued)
Vertiv Group Corp. Term Loan B, 1-Month LIBOR + 3.00%, 3.15% (B), 03/02/2027	$ 199,000	$ 193,901

		1,541,715

Media - 8.1%
AVSC Holding Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 6-Month LIBOR + 3.25%, 4.25% (B), 03/03/2025	395,559	302,405
Block Communications, Inc. Term Loan, 3-Month LIBOR + 2.25%, 2.47% (B), 02/25/2027	149,250	146,389
Charter Communications Operating LLC Term Loan B2, 1-Month LIBOR + 1.75%, 1.90% (B), 02/01/2027	696,482	677,828
CSC Holdings LLC Term Loan B1, 1-Month LIBOR + 2.25%, 2.40% (B), 07/17/2025	498,708	480,131
E.W. Scripps Co. Term Loan B, 1-Month LIBOR + 2.00%, 2.15% (B), 10/02/2024	248,718	240,246
Gray Television, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.40% (B), 02/07/2024 (D)	1,250,000	1,218,750
Meredith Corp.
Term Loan B,
3-Month LIBOR + 4.25%, 5.25% (B), 01/31/2025	99,750	98,129
Term Loan B2,
1-Month LIBOR + 2.50%, 2.65% (B), 01/31/2025	590,577	571,383
MH Sub I LLC Term Loan, 1-Month LIBOR + 3.75%, 4.75% (B), 09/13/2024	149,625	147,568
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.75%, 2.90% (B), 09/18/2026	500,000	486,250
Quincy Newspapers, Inc. Term Loan B, 1-Month LIBOR + 3.00%, Prime Rate + 2.00%, 4.00% - 5.25% (B), 10/02/2022	623,174	613,826
Sinclair Television Group, Inc. Term Loan B2B, 1-Month LIBOR + 2.50%, 2.65% (B), 09/30/2026	495,000	478,500
Terrier Media Buyer, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (B), 12/17/2026	496,250	483,146

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
UPC Broadband Holding BV
Term Loan B1,
TBD, 01/31/2029 (C) (D)	$ 215,000	$ 209,021
Term Loan B2,
TBD, 01/31/2029 (C) (D)	215,000	209,020
WMG Acquisition Corp. Term Loan F, 1-Month LIBOR + 2.13%, 2.27% (B), 11/01/2023	432,889	425,787

		6,788,379

Multi-Utilities - 0.6%
Solenis Holdings LLC 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 4.26% (B), 06/26/2025	495,175	481,712

Oil, Gas & Consumable Fuels - 1.8%
BCP Raptor LLC Term Loan B, 3-Month LIBOR + 4.25%, 5.25% (B), 06/24/2024	505,268	409,520
EG America LLC Term Loan, 3-Month LIBOR + 4.00%, 4.22% (B), 02/07/2025	249,361	238,451
Fieldwood Energy LLC
1st Lien Term Loan,
3-Month LIBOR + 5.25%, 7.50% (B), 04/11/2022 04/11/2018	1,100,000	260,563
Delayed Draw Term Loan,
1-Month LIBOR + 8.75%, 3.00% - 10.00% (B), 08/04/2021	13,114	13,114
Phoenix Services International LLC Term Loan, 1-Month LIBOR + 3.75%, 4.75% (B), 03/01/2025	215,241	205,556
Prairie ECI Acquiror, LP Term Loan B, 1-Month LIBOR + 4.75%, 4.90% (B), 03/11/2026	2,163	1,931
Southeast PowerGen LLC Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 12/02/2021	432,894	393,933

		1,523,068

Paper & Forest Products - 2.3%
Asplundh Tree Expert LLC Term Loan B, 1-Month LIBOR + 2.50%, 2.64% (B), 09/07/2027	500,000	498,542
Clearwater Paper Corp. Term Loan B, 1-Month LIBOR + 3.00%, 2-Month LIBOR + 3.00%, 6-Month LIBOR + 3.00%, 3.19% - 3.25% (B), 07/26/2026	370,450	367,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Paper & Forest Products (continued)
Dunn Paper, Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.75%, 5.75% (B), 08/26/2022	$ 898,735	$ 844,810
Neenah, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 5.00% (B), 06/25/2027 (D)	37,813	37,718
Pixelle Specialty Solutions LLC Term Loan B, 1-Month LIBOR + 6.50%, 7.50% (B), 10/31/2024	196,212	194,413

		1,943,155

Personal Products - 0.9%
Knowlton Development Corp., Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (B), 12/22/2025 (D)	732,500	714,188

Pharmaceuticals - 1.6%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.65% (B), 09/26/2024	715,064	690,931
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 3.69% (B), 05/04/2025	482,333	458,217
Elanco Animal Health, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 1.90% (B), 08/01/2027	230,201	224,897

		1,374,045

Professional Services - 0.4%
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (B), 05/09/2024 (D)	388,276	373,393

Real Estate Management & Development - 4.4%
Brookfield WEC Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.75% (B), 08/01/2025	248,734	242,555
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 3.00% (B), 04/18/2024	443,013	415,325
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (B), 08/21/2025 (D)	462,750	441,541
RE/MAX International, Inc. Term Loan B, 3-Month LIBOR + 2.75%, 3.50% (B), 12/15/2023	645,569	639,113
Realogy Group LLC Term Loan A, 1-Month LIBOR + 2.25%, 2.40% (B), 02/08/2023	925,000	890,313

	Principal	Value
LOAN ASSIGNMENTS (continued)
Real Estate Management & Development (continued)
Redstone Buyer LLC Term Loan, 3-Month LIBOR + 5.00%, 6.00% (B), 09/01/2027	$ 375,000	$ 371,250
Trico Group LLC Term Loan B, 3-Month LIBOR + 7.50%, 8.50% (B), 02/02/2024 (D)	716,863	702,525

		3,702,622

Software - 3.8%
Ceridian HCM Holding, Inc. Term Loan B, 1-Week LIBOR + 2.50%, 2.59% (B), 04/30/2025	198,985	192,020
Epicor Software Corp. Term Loan, 1-Month LIBOR + 4.25%, 5.25% (B), 07/30/2027	250,000	248,875
LogMeIn, Inc. Term Loan B, 1-Month LIBOR + 4.75%, 4.89% (B), 08/31/2027	700,000	677,688
MA FinanceCo. LLC Term Loan B3, 1-Month LIBOR + 2.50%, 2.65% (B), 06/21/2024	56,003	52,712
Quest Software US Holdings, Inc. 1st Lien Term Loan, TBD, 05/16/2025 (C) (D)	200,000	192,000
Seattle Spinco, Inc. Term Loan B3, 1-Month LIBOR + 2.50%, 2.65% (B), 06/21/2024	378,200	355,980
Sophia, LP 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 4.50% (B), 10/07/2027	200,000	196,438
SS&C European Holdings SARL Term Loan B4, 1-Month LIBOR + 1.75%, 1.90% (B), 04/16/2025	391,866	380,460
SS&C Technologies, Inc. Term Loan B3, 1-Month LIBOR + 1.75%, 1.90% (B), 04/16/2025	557,762	541,527
Ultimate Software Group, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (B), 05/04/2026	348,241	341,385

		3,179,085

Specialty Retail - 1.5%
Bass Pro Group LLC Term Loan B, 3-Month LIBOR + 5.00%, 5.75% (B), 09/25/2024	585,143	581,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
LOAN ASSIGNMENTS (continued)
Specialty Retail (continued)
Men’s Wearhouse, Inc. Term Loan B2, 1-Month LIBOR + 3.25%, 4.25% (B), 04/09/2025	$ 967,243	$ 331,281
Staples, Inc. Term Loan B2, 3-Month LIBOR + 4.50%, 4.75% (B), 09/12/2024 (D)	387,525	355,877

		1,268,969

Technology Hardware, Storage & Peripherals - 0.5%
NCR Corp. Term Loan, 1-Month LIBOR + 2.50%, 2.65% (B), 08/28/2026	396,000	382,140

Textiles, Apparel & Luxury Goods - 1.1%
Augusta Sportswear Group, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 5.50% (B), 10/26/2023 (D)	317,581	276,295
Kontoor Brands, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (B), 05/15/2026	501,750	496,733
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (B), 12/15/2024	185,086	159,020

		932,048

Total Loan Assignments (Cost $75,712,363)		70,105,986

	Shares	Value
COMMON STOCKS - 0.3%
Health Care Providers & Services - 0.0% (F)
Valitas Holdings, Inc. (G) (H) (I)	21,887	0

Household Durables - 0.3%
API Heat Transfer Intermediate Corp. (H)	889,572	200,154

Software - 0.0% (F)
Avaya Holdings Corp. (J)	4	69

Total Common Stocks (Cost $316,362)		200,223

PREFERRED STOCK - 0.2%
Household Durables - 0.2%
API Heat Transfer Intermediate Corp., 0.00% (H)	220,055	156,899

Total Preferred Stock (Cost $220,055)		156,899

EXCHANGE-TRADED FUNDS - 1.6%
U.S. Fixed Income Funds - 1.6%
Invesco Senior Loan ETF (K)	31,100	668,650
SPDR Blackstone / GSO Senior Loan ETF (K)	15,000	663,900

Total Exchange-Traded Funds (Cost $1,329,187)		1,332,550

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (L)	819,418	$ 819,418

Total Other Investment Company (Cost $819,418)		819,418

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (L), dated 10/30/2020, to be repurchased at $336,507 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $343,282.	$336,507	336,507

Total Repurchase Agreement (Cost $336,507)		336,507

Total Investments (Cost $84,431,928)		78,746,414
Net Other Assets (Liabilities) - 5.8%		4,886,936

Net Assets - 100.0%		$83,633,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$5,794,831	$—	$5,794,831
Loan Assignments	—	70,105,986	—	70,105,986
Common Stocks	69	200,154	0	200,223
Preferred Stock	—	156,899	—	156,899
Exchange-Traded Funds	1,332,550	—	—	1,332,550
Other Investment Company	819,418	—	—	819,418
Repurchase Agreement	—	336,507	—	336,507

Total Investments	$2,152,037	$76,594,377	$0	$78,746,414

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $5,794,831, representing 6.9% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the security represents unsettled loan commitments at October 31, 2020 where the rate will be determined at time of settlement.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Security deemed worthless.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the total value of securities is $357,053, representing 0.4% of the Fund’s net assets.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	Non-income producing security.
(K)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,332,550, collateralized by cash collateral of $819,418 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $543,532. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(L)	Rates disclosed reflect the yields at October 31, 2020.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

Equity markets produced volatile and substantially disparate returns for the 12-month period ended October 31, 2020. Central banks and governments embarked on significant monetary and fiscal stimulus to counteract the negative impact of the COVID-19 pandemic that contributed to a selloff in global equities in mid-February and March. The collective actions subsequently led to major gains in information technology stocks specifically and growth equities generally. On the flip side, value stocks which had been out of favor entering the fiscal year, fell even more out of favor. The valuation gap between growth and value was at its widest divergence in approximately two decades.

Coming into 2020, we thought that there were better opportunities on a relative basis in non-U.S. markets, particularly Europe. The recent passing of the stimulus package is indicative of a newfound solidarity amongst the European Union member states, and is noteworthy given the usual frugalness of Germany and other Northern European peers. While the pandemic has delayed our thesis of European market outperformance, we believe that the fiscal position the U.S. will find itself in post pandemic will pose longer-term challenges. While Europe and other geographies have also embarked on significant fiscal stimulus, it is not to the same magnitude as the U.S., which has seen a far greater expansion of its government debt than other regions, something we believe will pressure the U.S. dollar versus the euro and pound.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Global Equity (Class A) returned 1.72%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned 4.89% and -6.35%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmark for the 12-month period ended October 31, 2020, primarily driven by our underweight in information technology on a sector basis, and holdings and overweight in Europe regionally. Our European bank holdings, led lower by Lloyds Bank Group PLC, suffered from the lower interest rate environment and suspension of dividends. Other detractors to relative performance were holdings in information technology, largely Kyocera Corp. and an underweight in Apple Inc., and health care, primarily GlaxoSmithKline PLC and an underweight in Roche Holding AG.

Among positive contributors to relative performance, Facebook, Inc., Class A was the largest individual contributor, as its business showed resilience even during the downturn and an advertising boycott from some companies. Led by Facebook, Inc., Class A and Progressive Corp., North American holdings were the largest regional contributors, while our holdings and overweight in Europe weighed the most. We continue to see better valuation opportunities in Europe, particularly in cyclicals that we believe should benefit from the stimulus package that will be distributed in 2021.

David P. Harris, CFA

Michael Seo, CFA

Co-Portfolio Managers

Rockefeller & Co. LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Exchange-Traded Funds	0.4
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(3.90)%	5.02%	4.43%	03/01/2006
Class A (NAV)	1.72%	6.22%	5.02%	03/01/2006
MSCI All Country World Index Net (A)	4.89%	8.11%	7.90%
MSCI World Index ex-U.S. (B)	(6.35)%	3.50%	4.10%
Class C (POP)	(0.03)%	5.42%	4.26%	03/01/2006
Class C (NAV)	0.93%	5.42%	4.26%	03/01/2006
Class I (NAV)	1.97%	6.50%	5.35%	11/30/2009
Class R6 (NAV)	2.07%	6.59%	5.28%	05/29/2015

(A) The MSCI All Country World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2020

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Belgium - 0.8%
Umicore SA	16,523	$636,983

Canada - 2.7%
Agnico Eagle Mines, Ltd.	16,722	1,325,887
Intact Financial Corp.	8,868	916,021

		2,241,908

China - 2.1%
Alibaba Group Holding, Ltd., ADR (A)	5,967	1,818,085

Denmark - 0.7%
Vestas Wind Systems A/S	3,212	551,064

France - 4.4%
Air Liquide SA	5,078	742,598
Cie de Saint-Gobain (A)	43,133	1,680,182
Schneider Electric SE	10,891	1,323,326

		3,746,106

Germany - 8.7%
Continental AG	11,176	1,187,460
Deutsche Post AG	49,466	2,193,222
HeidelbergCement AG	26,003	1,487,201
KION Group AG	2,483	193,477
Vonovia SE	36,297	2,318,053

		7,379,413

Hong Kong - 1.8%
China Mobile, Ltd., ADR	50,291	1,545,442

India - 1.0%
ICICI Bank, Ltd., ADR (A)	81,942	864,488

Ireland - 1.3%
Medtronic PLC	11,201	1,126,485

Italy - 2.6%
Enel SpA	271,480	2,158,402

Japan - 8.3%
Kansai Electric Power Co., Inc.	91,800	835,414
KDDI Corp.	57,400	1,552,956
Kyocera Corp.	20,600	1,134,493
Nintendo Co., Ltd.	1,900	1,027,309
Panasonic Corp.	68,000	628,152
Sony Corp.	22,200	1,850,735

		7,029,059

Netherlands - 1.1%
Koninklijke Philips NV (A)	19,869	920,268

Republic of Korea - 3.7%
LG Corp.	13,435	804,475
Samsung Electronics Co., Ltd.	46,361	2,330,364

		3,134,839

Singapore - 0.8%
CapitaLand Mall Trust, REIT	545,200	691,072

Sweden - 4.1%
Svenska Handelsbanken AB, A Shares (A)	123,167	997,983
Swedbank AB, A Shares (A)	76,091	1,191,251
Tele2 AB, B Shares	107,689	1,270,940

		3,460,174

Switzerland - 2.9%
Roche Holding AG	4,191	1,346,700
TE Connectivity, Ltd.	11,568	1,120,708

		2,467,408

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 3.5%
Lloyds Banking Group PLC (A)	2,978,771	$ 1,084,590
Willis Towers Watson PLC	10,371	1,892,500

		2,977,090

United States - 49.0%
Aflac, Inc.	48,061	1,631,671
Alnylam Pharmaceuticals, Inc. (A)	5,168	635,509
Amazon.com, Inc. (A)	767	2,328,727
American Campus Communities, Inc., REIT	16,406	614,569
American Water Works Co., Inc.	4,789	720,792
Apple, Inc.	17,349	1,888,612
Applied Materials, Inc.	15,717	930,918
Becton Dickinson & Co.	7,787	1,799,809
BioMarin Pharmaceutical, Inc. (A)	11,186	832,574
Bridgebio Pharma, Inc. (A) (B)	10,268	394,086
Carrier Global Corp.	34,131	1,139,634
Cerner Corp.	15,142	1,061,303
Cognex Corp.	7,534	496,491
Crown Holdings, Inc. (A)	14,616	1,254,053
Deere & Co.	7,774	1,756,224
Discover Financial Services	27,862	1,811,309
Facebook, Inc., Class A (A)	9,932	2,613,209
Fidelity National Information Services, Inc.	4,056	505,337
First Horizon National Corp.	71,367	742,930
First Solar, Inc. (A)	6,495	565,357
Globe Life, Inc.	13,858	1,123,745
Illumina, Inc. (A)	1,615	472,711
Ionis Pharmaceuticals, Inc. (A)	9,613	451,330
Keysight Technologies, Inc. (A)	6,600	692,142
Kohl’s Corp.	30,532	650,026
Martin Marietta Materials, Inc.	3,848	1,024,915
Microsoft Corp.	20,673	4,185,662
Neurocrine Biosciences, Inc. (A)	4,373	431,484
Progressive Corp.	27,169	2,496,831
Regeneron Pharmaceuticals, Inc. (A)	997	541,929
Reinsurance Group of America, Inc.	17,931	1,811,390
Verizon Communications, Inc.	46,130	2,628,949
Visa, Inc., Class A	6,999	1,271,788

		41,506,016

Total Common Stocks (Cost $71,465,639)		84,254,302

EXCHANGE-TRADED FUNDS - 0.4%
United States - 0.4%
iShares Core MSCI EAFE ETF	2,952	171,688
iShares Core S&P 500 ETF	520	170,363

Total Exchange-Traded Funds (Cost $346,753)		342,051

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	154,684	154,684

Total Other Investment Company (Cost $154,684)		154,684

Total Investments (Cost $71,967,076)		84,751,037
Net Other Assets (Liabilities) - (0.1)%		(122,420)

Net Assets - 100.0%		$84,628,617

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Insurance	11.6%	$9,872,158
Banks	5.8	4,881,242
Wireless Telecommunication Services	5.2	4,369,338
Technology Hardware, Storage & Peripherals	5.0	4,218,976
Software	4.9	4,185,662
Internet & Direct Marketing Retail	4.9	4,146,812
Health Care Equipment & Supplies	4.5	3,846,562
Electronic Equipment, Instruments & Components	4.1	3,443,834
Biotechnology	3.9	3,286,912
Electric Utilities	3.5	2,993,816
Building Products	3.3	2,819,816
Diversified Telecommunication Services	3.1	2,628,949
Interactive Media & Services	3.1	2,613,209
Construction Materials	3.0	2,512,116
Household Durables	2.9	2,478,887
Real Estate Management & Development	2.7	2,318,053
Air Freight & Logistics	2.6	2,193,222
Machinery	2.3	1,949,701
Electrical Equipment	2.2	1,874,390
Consumer Finance	2.1	1,811,309
IT Services	2.1	1,777,125
Semiconductors & Semiconductor Equipment	1.8	1,496,275
Chemicals	1.6	1,379,581
Pharmaceuticals	1.6	1,346,700
Metals & Mining	1.6	1,325,887
Equity Real Estate Investment Trusts	1.5	1,305,641
Containers & Packaging	1.5	1,254,053
Auto Components	1.4	1,187,460
Health Care Technology	1.3	1,061,303
Entertainment	1.2	1,027,309
Industrial Conglomerates	0.9	804,475
Water Utilities	0.8	720,792
Multiline Retail	0.8	650,026
Life Sciences Tools & Services	0.6	472,711
International Equity Funds	0.2	171,688
U.S. Equity Funds	0.2	170,363

Investments	99.8	84,596,353
Short-Term Investments	0.2	154,684

Total Investments	100.0%	$84,751,037

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$52,115,632	$32,138,670	$—	$84,254,302
Exchange-Traded Funds	342,051	—	—	342,051
Other Investment Company	154,684	—	—	154,684

Total Investments	$52,612,367	$32,138,670	$—	$84,751,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $174,284, collateralized by cash collateral of $154,684 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $23,550. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Government Money Market

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	37.2%
Short-Term U.S. Government Obligations	27.1
U.S. Government Agency Obligations	14.1
Short-Term U.S. Government Agency Obligations	13.9
U.S. Government Obligations	7.0
Net Other Assets (Liabilities)	0.7
Total	100.0%

Fund Characteristics	Years
Average Maturity §	0.30
Duration †	0.12

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Transamerica Funds	Annual Report 2020

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.1%
Federal Farm Credit Banks
SOFR + 0.04%, 0.13% (A), 11/03/2021	$30,895,000	$30,894,056
1-Month LIBOR, 0.15% (A), 03/17/2021	3,695,000	3,694,913
1-Month LIBOR + 0.01%, 0.16% (A), 12/28/2021	3,115,000	3,114,709
SOFR + 0.08%, 0.17% (A), 11/03/2022 (B)	7,220,000	7,220,000
SOFR + 0.09%, 0.18% (A), 10/07/2022	5,245,000	5,245,000
SOFR + 0.10%, 0.19% (A), 09/02/2022	2,305,000	2,305,000
3-Month Treasury Money Market Yield + 0.12%, 0.22% (A), 05/02/2022	1,885,000	1,884,829
0.22% (A), 09/23/2021	4,000,000	4,000,000
SOFR + 0.15%, 0.25% (A), 12/13/2021	3,625,000	3,620,979
1-Month LIBOR + 0.11%, 0.26% (A), 07/09/2021 - 11/12/2021	2,890,000	2,890,000
1-Month LIBOR + 0.13%, 0.27% (A), 10/08/2021	965,000	965,000
SOFR + 0.18%, 0.27% (A), 01/14/2022	5,805,000	5,805,000
FFR + 0.18%, 0.27% (A), 07/20/2022	14,420,000	14,417,550
SOFR + 0.19%, 0.28% (A), 11/18/2021 - 07/14/2022	6,770,000	6,770,000
3-Month Treasury Money Market Yield + 0.23%, 0.33% (A), 07/08/2021	3,055,000	3,055,000
3-Month Treasury Money Market Yield + 0.26%, 0.36% (A), 06/17/2021	5,180,000	5,179,680
3-Month Treasury Money Market Yield + 0.28%, 0.38% (A), 02/08/2022	7,000,000	7,000,000
Federal Home Loan Banks
3-Month LIBOR - 0.13%, 0.10% (A), 12/21/2020	8,320,000	8,320,000
SOFR + 0.04%, 0.13% (A), 02/09/2021	12,295,000	12,294,425
1-Month LIBOR - 0.02%, 0.14% (A), 04/27/2021	5,390,000	5,389,242
SOFR + 0.05%, 0.14% (A), 01/22/2021	2,010,000	2,010,000
SOFR + 0.07%, 0.16% (A), 04/28/2022	2,370,000	2,370,000
SOFR + 0.08%, 0.17% (A), 07/08/2021 - 07/23/2021	7,130,000	7,130,000
SOFR + 0.09%, 0.18% (A), 09/10/2021	11,945,000	11,945,000
SOFR + 0.12%, 0.21% (A), 03/12/2021 - 02/28/2022	28,290,000	28,290,000
Federal Home Loan Mortgage Corp.
SOFR + 0.18%, 0.27% (A), 12/13/2021, MTN	6,785,000	6,785,000
1.13%, 08/12/2021	2,400,000	2,418,420

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
SOFR + 0.35%, 0.44% (A), 04/07/2022	$ 7,075,000	$ 7,075,000
SOFR + 0.39%, 0.48% (A), 04/15/2022	7,860,000	7,860,000
1.38%, 10/07/2021	3,345,000	3,383,410

Total U.S. Government Agency Obligations (Cost $213,332,213)		213,332,213

U.S. GOVERNMENT OBLIGATIONS - 7.0%
U.S. Treasury - 7.0%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.06%, 0.16% (A), 07/31/2022	14,754,100	14,754,100
3-Month Treasury Money Market Yield + 0.12%, 0.22% (A), 01/31/2021	13,190,000	13,188,914
3-Month Treasury Money Market Yield + 0.14%, 0.24% (A), 04/30/2021	1,130,000	1,129,547
3-Month Treasury Money Market Yield + 0.22%, 0.32% (A), 07/31/2021	19,000,000	18,993,243
3-Month Treasury Money Market Yield + 0.30%, 0.40% (A), 10/31/2021	4,000,000	4,002,370
U.S. Treasury Note
1.63%, 11/30/2020	1,465,000	1,464,953
2.00%, 11/30/2020 - 01/15/2021	8,985,000	8,994,413
2.25%, 04/30/2021	20,000,000	20,209,607
2.38%, 12/31/2020	975,000	976,135
2.50%, 12/31/2020 - 01/31/2021	21,255,000	21,370,860
2.63%, 11/15/2020	1,175,000	1,175,426

Total U.S. Government Obligations (Cost $106,259,568)		106,259,568

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.9%
Federal Farm Credit Bank Discount Notes
0.13% (C), 08/24/2021 - 08/31/2021	3,060,000	3,056,694
0.14% (C), 11/12/2020	8,575,000	8,574,633
0.15% (C), 07/01/2021	13,430,000	13,416,458
0.17% (C), 03/11/2021	6,000,000	5,996,317
0.19% (C), 06/01/2021	8,275,000	8,265,741
0.27% (C), 03/17/2021	5,690,000	5,684,196
0.35% (C), 01/19/2021	7,900,000	7,894,106
0.44% (C), 02/12/2021	6,735,000	6,726,714
0.90% (C), 01/20/2021	1,790,000	1,786,500
1.53% (C), 12/08/2020	14,495,000	14,472,803
1.59% (C), 12/08/2020	4,500,000	4,492,831
Federal Farm Credit Banks
SOFR + 0.08%, 0.17% (A), 11/27/2020 - 01/14/2021	3,415,000	3,415,000
FFR + 0.10%, 0.19% (A), 12/16/2020	655,000	655,000
SOFR + 0.16%, 0.25% (A), 05/07/2021	11,590,000	11,590,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes
0.09% (C), 12/18/2020	$ 1,285,000	$ 1,284,852
0.10% (C), 01/15/2021	2,770,000	2,769,423
0.11% (C), 11/12/2020 - 01/15/2021	23,630,000	23,626,309
0.20% (C), 04/29/2021 - 06/11/2021	13,930,000	13,914,710
0.71% (C), 12/04/2020	7,740,000	7,735,033
Federal Home Loan Banks
3-Month LIBOR - 0.17%, 0.06% (A), 01/08/2021	4,680,000	4,680,000
0.11% (C), 06/29/2021	6,615,000	6,614,727
0.12% (C), 06/04/2021	8,820,000	8,819,406
SOFR + 0.04%, 0.13% (A), 02/25/2021	515,000	515,000
SOFR + 0.08%, 0.17% (A), 03/04/2021	3,700,000	3,700,000
0.17% (C), 05/13/2021	11,125,000	11,124,859
SOFR + 0.11%, 0.20% (A), 03/25/2021	5,975,000	5,975,000
0.20% (C), 06/17/2021	3,365,000	3,364,836
SOFR + 0.12%, 0.21% (A), 12/11/2020	3,660,000	3,660,000
SOFR + 0.16%, 0.25% (A), 05/07/2021	7,000,000	7,000,000
Federal Home Loan Mortgage Corp. SOFR + 0.03%, 0.12% (A), 02/26/2021	4,715,000	4,715,000
Federal National Mortgage Association SOFR + 0.07%, 0.16% (A), 12/11/2020	4,575,000	4,575,000

Total Short-Term U.S. Government Agency Obligations (Cost $210,101,148)		210,101,148

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 27.1%
U.S. Cash Management Bill
0.08% (C), 11/24/2020	1,920,000	1,919,899
0.09% (C), 11/24/2020 - 01/12/2021	61,499,700	61,493,326
0.10% (C), 02/09/2021	14,301,200	14,297,227
0.11% (C), 02/02/2021 - 02/23/2021	62,250,000	62,230,707
0.12% (C), 02/09/2021	24,115,000	24,107,129
0.16% (C), 12/01/2020	1,815,000	1,814,754
0.17% (C), 12/01/2020	2,450,000	2,449,663
0.18% (C), 11/10/2020 - 11/24/2020	9,960,000	9,959,407
0.19% (C), 11/24/2020	1,675,000	1,674,802
U.S. Treasury Bill
0.09% (C), 12/08/2020	6,000,000	5,999,445
0.10% (C), 11/27/2020 - 01/28/2021	127,145,000	127,128,886
0.11% (C), 11/12/2020 - 12/24/2020	32,125,000	32,122,464
0.12% (C), 01/07/2021	3,000,000	2,999,330
0.14% (C), 08/12/2021	5,645,000	5,638,765
0.16% (C), 05/20/2021	9,475,000	9,466,578
0.17% (C), 01/28/2021 - 03/25/2021	25,000,000	24,986,597
0.18% (C), 02/25/2021 - 03/25/2021	20,860,000	20,846,025

Total Short-Term U.S. Government Obligations (Cost $409,135,004)		409,135,004

	Principal	Value
REPURCHASE AGREEMENTS - 37.2%

Barclays Capital, Inc., 0.07% (C), dated 10/30/2020, to be repurchased at $45,000,263 on 11/02/2020. Collateralized by a U.S. Government Obligation, 1.75%, due 06/30/2024, and with a value of $45,900,087.

	$ 45,000,000	$ 45,000,000
BNP Paribas SA, 0.07% (C), dated 10/30/2020, to be repurchased at $50,000,292 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.00% - 3.88%, due 03/25/2021 - 11/15/2049, and with a total value of $51,000,000.	50,000,000	50,000,000
BNP Paribas SA, 0.09% (C), dated 10/30/2020, to be repurchased at $40,000,300 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.00% - 2.50%, due 11/10/2020 - 08/15/2042, and with a total value of $40,800,035.	40,000,000	40,000,000
BNP Paribas SA, 0.10% (C), dated 09/22/2020, to be repurchased at $30,009,500 on 01/14/2021. Collateralized by U.S. Government Obligations, 0.00% - 6.25%, due 02/15/2021 - 08/15/2048, and with a total value of $30,600,034.	30,000,000	30,000,000
Citigroup Global Markets, Inc., 0.07% (C), dated 10/30/2020, to be repurchased at $80,000,467 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.38% - 6.63%, due 12/31/2026 - 02/15/2027, and with a total value of $81,600,084.	80,000,000	80,000,000
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $392,174 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.50%, due 03/15/2023, and with a value of $400,077.	392,174	392,174
Goldman Sachs & Co., 0.07% (C), dated 10/30/2020, to be repurchased at $45,000,263 on 11/02/2020. Collateralized by U.S. Government Obligations, 1.38% - 3.00%, due 01/31/2021 - 02/15/2049, and with a total value of $45,900,024.	45,000,000	45,000,000
Goldman Sachs & Co., 0.09% (C), dated 10/30/2020, to be repurchased at $30,000,225 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.00% - 3.00%, due 08/15/2040 - 02/15/2047, and with a total value of $30,600,000.	30,000,000	30,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
REPURCHASE AGREEMENTS (continued)

JPMorgan Chase & Co., 0.07% (C), dated 10/30/2020, to be repurchased at $45,000,263 on 11/02/2020. Collateralized by U.S. Government Obligations, 1.38% - 2.63%, due 05/31/2021 - 07/15/2021, and with a total value of $45,900,014.

	$ 45,000,000	$ 45,000,000
JPMorgan Chase & Co., 0.09% (C), dated 10/30/2020, to be repurchased at $30,000,225 on 11/02/2020. Collateralized by U.S. Government Agency Obligations, 2.50% - 7.50%, due 07/20/2028 - 09/15/2060, and with a total value of $30,600,000.	30,000,000	30,000,000
Merrill Lynch & Co., Inc., 0.07% (C), dated 10/30/2020, to be repurchased at $38,000,222 on 11/02/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 11/30/2026, and with a value of $38,760,066.	38,000,000	38,000,000
Merrill Lynch & Co., Inc., 0.09% (C), dated 10/30/2020, to be repurchased at $50,000,375 on 11/02/2020. Collateralized by a U.S. Government Agency Obligation, 1.50%, due 10/01/2035, and with a value of $51,500,000.	50,000,000	50,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Toronto-Dominion Bank, 0.07% (C), dated 10/30/2020, to be repurchased at $45,000,263 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.38%, due 02/29/2024, and with a value of $45,900,052.

	$ 45,000,000	$ 45,000,000
Toronto-Dominion Bank, 0.09% (C), dated 10/30/2020, to be repurchased at $25,000,188 on 11/02/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 08/31/2021, and with a value of $25,500,097.	25,000,000	25,000,000
Wells Fargo Securities LLC, 0.07% (C), dated 10/30/2020, to be repurchased at $10,000,058 on 11/02/2020. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $10,200,092.	10,000,000	10,000,000

Total Repurchase Agreements (Cost $563,392,174)		563,392,174

Total Investments (Cost $1,502,220,107)		1,502,220,107
Net Other Assets (Liabilities) - 0.7%		11,113,552

Net Assets - 100.0%		$1,513,333,659

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$213,332,213	$—	$213,332,213
U.S. Government Obligations	—	106,259,568	—	106,259,568
Short-Term U.S. Government Agency Obligations	—	210,101,148	—	210,101,148
Short-Term U.S. Government Obligations	—	409,135,004	—	409,135,004
Repurchase Agreements	—	563,392,174	—	563,392,174

Total Investments	$—	$1,502,220,107	$—	$1,502,220,107

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

PORTFOLIO ABBREVIATIONS:

FFR	Federal Funds Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal period ended October 31, 2020 was dominated by the global impacts of the novel coronavirus COVID-19. As cases spread throughout the world, economies began to shut down and financial markets reflected the complete standstill in economic activity. By the end of March 2020, all risk assets (equities, fixed income, commodities and alternatives) had sold off considerably and market liquidity had frozen. Investment grade fixed income was not immune, as high-grade corporates, Asset-Backed Securities (“ABS”), and Mortgage-Backed Securities (“MBS”) experienced value destruction and limited liquidity for a period. Only U.S. Treasury securities and Agency MBS remained liquid and retained their value in a worldwide flight to quality. In a matter of weeks, spreads for non-government sectors went from decade-long tights to the widest levels since the 2008 financial crisis. Prompt and far-reaching support instigated by the U.S. Federal Reserve (the “Fed”) and other foreign central banks, as well as stimulus packages from governments, quickly reversed the market sell-off. Those support mechanisms included the reduction of the lower bound of the federal funds target rate to zero, the reintroduction of quantitative easing via the purchases of U.S. Treasurys and Agency MBS, and Fed purchases of risk assets such as ABS, Commercial Mortgage Backed Securities (“CMBS”) and corporate notes. Over the course of the subsequent two calendar quarters, spreads across ABS, CMBS and corporates recovered nearly all of the underperformance experienced during the first quarter of 2020. At the end of the fiscal period, there remained certain subsectors that had not fully recovered, as COVID-19 cases continued to rise, calling into question a return to normal business activity. Recoveries have lagged for sectors reliant on rent from retail, hospitality and offices in addition to most travel-related sectors. However, the Fed has remained steadfast in its support for financial markets, and follow-on government stimulus plans were under discussion at the end of the period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica High Quality Bond (Class R4) returned 2.72%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 3.38%.

STRATEGY REVIEW

The Fund uses relative value analysis to select high quality fixed income assets, and to tactically adjust portfolio weightings to outperform the benchmark. As of October 31, 2020, the Fund’s yield to maturity was 1.37% versus 0.36% for the benchmark, and the portfolio duration was 1.78 years versus 1.88 years for the benchmark. Throughout the fiscal period, the Fund maintained a neutral average duration stance relative to the benchmark. During the fiscal year ended October 31, 2020, the Fund’s allocation to CMBS and Treasurys was modestly decreased, and the Fund’s allocation to ABS, corporates and Residential Mortgage Backed Securities (“RMBS”) was increased. Given that certain sectors are more susceptible to the pandemic, as mentioned above, a shift from private-label CMBS to government-guaranteed RMBS seemed appropriate. The Fund’s overweight to the securitized sectors relative to the index detracted from performance. This was mostly offset by strong security selection decisions within CMBS and ABS. The Fund’s holdings of subordinated Auto ABS tranches and non-Agency CMBS tranches outperformed the broader sectors, while holdings of secured airline paper underperformed. Treasury rates fell and the yield curve steepened over the fiscal year. Though overall Fund duration was close to the benchmark, the Fund was overweight the three- to five-year bucket, which experienced an outsized benefit from the decline in rates.

Peter S. Kaplan, CFA

Adam Ware, CFA

Jennifer K. Wynn, CFA

Co-Portfolio Managers

Merganser Capital Management LLC

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Asset-Backed Securities	43.1%
Corporate Debt Securities	37.1
U.S. Government Agency Obligations	6.8
Mortgage-Backed Securities	6.7
U.S. Government Obligations	4.7
Net Other Assets (Liabilities)	1.6
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.58
Duration †	1.78

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	11.5%
AAA	14.5
AA	13.6
A	21.0
BBB	35.2
BB	2.6
Net Other Assets (Liabilities)	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	2.91%	N/A	2.64%	04/21/2017
Class R (NAV)	2.41%	N/A	2.14%	04/21/2017
Class R4 (NAV)	2.72%	2.04%	1.56%	09/11/2000
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	3.38%	2.12%	1.58%

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 43.1%
American Express Credit Account Master Trust Series 2017-7, Class B, 2.54%, 05/15/2025	$1,000,000	$1,030,855
AmeriCredit Automobile Receivables Trust
Series 2018-1, Class D,
3.82%, 03/18/2024	3,000,000	3,157,775
Series 2018-2, Class D,
4.01%, 07/18/2024	3,000,000	3,180,610
Avis Budget Rental Car Funding AESOP LLC Series 2016-2A, Class A, 2.72%, 11/20/2022 (A)	500,000	506,451
Capital Auto Receivables Asset Trust Series 2018-2, Class C, 3.69%, 12/20/2023 (A)	1,750,000	1,784,563
CarMax Auto Owner Trust
Series 2018-1, Class C,
2.95%, 11/15/2023	2,485,000	2,563,205
Series 2019-1, Class B,
3.45%, 11/15/2024	920,000	972,005
CCG Receivables Trust Series 2018-1, Class B, 3.09%, 06/16/2025 (A)	2,600,000	2,632,932
CNH Equipment Trust
Series 2017-C, Class B,
2.54%, 05/15/2025	1,140,000	1,158,270
Series 2018-A, Class B,
3.47%, 10/15/2025	1,700,000	1,760,758
Series 2019-C, Class B,
2.35%, 04/15/2027	1,730,000	1,783,454
Dell Equipment Finance Trust
Series 2018-2, Class C,
3.72%, 10/22/2023 (A)	1,220,000	1,249,529
Series 2019-1, Class C,
3.14%, 03/22/2024 (A)	1,045,000	1,070,984
Evergreen Credit Card Trust
Series 2019-1, Class B,
3.59%, 01/15/2023 (A)	1,000,000	1,008,611
Series 2019-2, Class B,
2.27%, 09/15/2024 (A)	625,000	640,834
FirstKey Homes Trust Series 2020-SFR2, Class D, 1.97%, 10/19/2037 (A)	2,000,000	1,993,061
Ford Credit Auto Owner Trust
Series 2017-1, Class C,
3.01%, 08/15/2028 (A)	2,000,000	2,043,463
Series 2019-C, Class B,
2.13%, 05/15/2025	2,130,000	2,199,079
GM Financial Automobile Leasing Trust Series 2019-2, Class B, 2.89%, 03/20/2023	1,000,000	1,019,445
GM Financial Consumer Automobile Receivables Trust
Series 2018-2, Class C,
3.31%, 12/18/2023	2,100,000	2,169,127
Series 2018-3, Class C,
3.45%, 02/16/2024	1,000,000	1,036,413
Series 2019-1, Class C,
3.52%, 09/16/2024	2,790,000	2,920,389

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GMF Floorplan Owner Revolving Trust Series 2020-1, Class B, 1.03%, 08/15/2025 (A)	$ 715,000	$ 714,276
Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	610,495	638,639
Hyundai Auto Receivables Trust
Series 2017-B, Class B,
2.23%, 02/15/2023	1,840,000	1,861,830
Series 2017-B, Class C,
2.44%, 05/15/2024	1,000,000	1,015,077
Invitation Homes Trust
Series 2018-SFR2, Class D,
1-Month LIBOR + 1.45%, 1.60% (B), 06/17/2037 (A)	2,225,000	2,224,999
Series 2018-SFR4, Class D,
1-Month LIBOR + 1.65%, 1.80% (B), 01/17/2038 (A)	2,400,000	2,402,976
Master Credit Card Trust II Series 2018-1A, Class C, 3.74%, 07/21/2024 (A)	675,000	706,092
MVW LLC Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	1,253,322	1,285,863
MVW Owner Trust
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	365,855	367,314
Series 2016-1A, Class A,
2.25%, 12/20/2033 (A)	214,380	214,848
Series 2017-1A, Class A,
2.42%, 12/20/2034 (A)	468,856	477,653
Progress Residential Trust
Series 2018-SFR2, Class D,
4.34%, 08/17/2035 (A)	2,000,000	2,042,308
Series 2019-SFR3, Class D,
2.87%, 09/17/2036 (A)	1,000,000	1,016,706
Series 2020-SFR3, Class D,
1.90%, 10/17/2027 (A)	1,355,000	1,348,193
Santander Drive Auto Receivables Trust Series 2017-3, Class D, 3.20%, 11/15/2023	2,000,000	2,041,664
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (A)	197,391	200,633
Sierra Timeshare Receivables Funding LLC Series 2018-2A, Class A, 3.50%, 06/20/2035 (A)	410,673	426,455
Synchrony Credit Card Master Note Trust Series 2017-2, Class C, 3.01%, 10/15/2025	640,000	650,828
Toyota Auto Receivables Owner Trust Series 2020-C, Class A3, 0.44%, 10/15/2024	985,000	987,157
Verizon Owner Trust
Series 2018-A, Class B,
3.38%, 04/20/2023	1,500,000	1,552,306
Series 2019-A, Class C,
3.22%, 09/20/2023	725,000	751,544

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust (continued)
Series 2019-B, Class C,
2.60%, 12/20/2023	$ 1,535,000	$ 1,583,738
Series 2020-A, Class C,
2.06%, 07/22/2024	450,000	463,783
Series 2020-B, Class C,
0.83%, 02/20/2025	1,000,000	1,000,030
Volvo Financial Equipment LLC
Series 2018-1A, Class C,
3.06%, 12/15/2025 (A)	2,500,000	2,532,846
Series 2019-1A, Class B,
3.26%, 01/16/2024 (A)	660,000	689,915
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	783,986	788,486
World Omni Auto Receivables Trust
Series 2018-A, Class B,
2.89%, 04/15/2025	1,500,000	1,539,677
Series 2019-B, Class B,
2.86%, 06/16/2025	625,000	650,668
World Omni Automobile Lease Securitization Trust Series 2018-B, Class B, 3.43%, 03/15/2024	1,700,000	1,725,316
World Omni Select Auto Trust Series 2018-1A, Class C, 3.86%, 01/15/2025 (A)	1,500,000	1,539,809

Total Asset-Backed Securities (Cost $71,401,843)		73,323,442

CORPORATE DEBT SECURITIES - 37.1%
Airlines - 1.3%
America West Airlines Pass-Through Trust 7.10%, 10/02/2022	383,762	375,969
United Airlines Pass-Through Trust 4.63%, 03/03/2024	1,862,829	1,773,152

		2,149,121

Banks - 11.7%
Banco del Estado de Chile 2.67%, 01/08/2021 (A)	1,150,000	1,149,997
Bank of America Corp. Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	2,450,000	2,523,988
Barclays PLC 3-Month LIBOR + 1.38%, 1.66% (B), 05/16/2024	2,000,000	2,011,575
BBVA USA 2.50%, 08/27/2024	2,170,000	2,260,641
Citigroup, Inc. 4.05%, 07/30/2022	3,425,000	3,629,310
Credit Suisse AG 1.00%, 05/05/2023	1,095,000	1,108,527
JPMorgan Chase & Co. 2.70%, 05/18/2023	725,000	763,943
Manufacturers & Traders Trust Co. 1-Month LIBOR + 1.22%, 1.37% (B), 12/28/2020	1,760,000	1,760,545

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Standard Chartered PLC Fixed until 09/10/2021, 2.74% (B), 09/10/2022 (A)	$ 1,150,000	$ 1,167,394
Sumitomo Mitsui Trust Bank, Ltd. 0.80%, 09/12/2023 (A)	1,075,000	1,079,010
Wells Fargo & Co. 3.07%, 01/24/2023	2,415,000	2,487,998

		19,942,928

Biotechnology - 0.6%
AbbVie, Inc. 2.30%, 11/21/2022 (A)	930,000	963,624

Capital Markets - 4.4%
Goldman Sachs Group, Inc. 3-Month LIBOR + 0.78%, 0.99% (B), 10/31/2022	3,500,000	3,513,947
Intercontinental Exchange, Inc. 3-Month LIBOR + 0.65%, 0.90% (B), 06/15/2023	715,000	717,595
Morgan Stanley 4.88%, 11/01/2022	3,000,000	3,244,385

		7,475,927

Consumer Finance - 1.4%
Capital One Financial Corp. 3.50%, 06/15/2023	965,000	1,032,143
Ford Motor Credit Co. LLC 3.34%, 03/28/2022	1,351,000	1,347,623

		2,379,766

Diversified Telecommunication Services - 1.1%
AT&T, Inc. 3-Month LIBOR + 1.18%, 1.43% (B), 06/12/2024	1,770,000	1,810,318

Electric Utilities - 2.1%
Edison International 2.95%, 03/15/2023	1,440,000	1,485,250
Exelon Generation Co. LLC 4.25%, 06/15/2022	1,000,000	1,052,271
Georgia Power Co. 2.40%, 04/01/2021	1,095,000	1,102,436

		3,639,957

Equity Real Estate Investment Trusts - 3.7%
Federal Realty Investment Trust 3.95%, 01/15/2024	1,660,000	1,798,011
SL Green Operating Partnership, LP 3-Month LIBOR + 0.98%, 1.26% (B), 08/16/2021	2,650,000	2,629,463
Welltower, Inc. 3.63%, 03/15/2024	1,650,000	1,789,103

		6,216,577

Health Care Providers & Services - 0.3%
Cigna Corp. 3.75%, 07/15/2023	459,000	496,567

Household Durables - 1.4%
Panasonic Corp. 2.54%, 07/19/2022 (A)	2,400,000	2,467,482

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Machinery - 0.4%
Caterpillar Financial Services Corp. 0.65%, 07/07/2023	$ 680,000	$ 684,121

Media - 1.5%
Interpublic Group of Cos., Inc. 4.00%, 03/15/2022	2,411,000	2,512,834

Multi-Utilities - 0.8%
DTE Energy Co. 1.05%, 06/01/2025	1,425,000	1,429,972

Oil, Gas & Consumable Fuels - 1.8%
Energy Transfer Operating, LP 4.50%, 04/15/2024	1,565,000	1,660,716
Occidental Petroleum Corp. 2.70%, 08/15/2022	1,000,000	924,750
Phillips 66 3.70%, 04/06/2023	440,000	470,828

		3,056,294

Pharmaceuticals - 0.9%
AstraZeneca PLC 3-Month LIBOR + 0.67%, 0.95% (B), 08/17/2023	1,562,000	1,571,515

Road & Rail - 1.4%
Union Pacific Corp. 3.75%, 03/15/2024	2,250,000	2,460,933

Software - 0.7%
Oracle Corp. 2.50%, 04/01/2025	1,155,000	1,235,518

Technology Hardware, Storage & Peripherals - 0.8%
Hewlett Packard Enterprise Co. 3-Month LIBOR + 0.72%, 0.95% (B), 10/05/2021	1,285,000	1,285,168

Wireless Telecommunication Services - 0.8%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029 (A)	1,235,000	1,343,334

Total Corporate Debt Securities (Cost $62,262,080)		63,121,956

MORTGAGE-BACKED SECURITIES - 6.7%
CGDB Commercial Mortgage Trust Series 2019-MOB, Class D, 1-Month LIBOR + 1.65%, 1.80% (B), 11/15/2036 (A)	2,210,000	2,138,214
CHC Commercial Mortgage Trust Series 2019-CHC, Class D, 1-Month LIBOR + 2.05%, 2.20% (B), 06/15/2034 (A)	2,688,399	2,430,486
Cold Storage Trust Series 2020-ICE5, Class D, 1-Month LIBOR + 2.10%, 2.14% (B), 11/15/2023 (A)	1,500,000	1,488,725
Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class D, 1-Month LIBOR + 1.60%, 1.75% (B), 05/15/2036 (A)	1,810,000	1,796,536

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2019-C17, Class XA, 1.49% (B), 10/15/2052	$ 19,846,786	$ 2,037,509
Wells Fargo Commercial Mortgage Trust, Interest Only STRIPS Series 2019-C54, Class XA, 0.84% (B), 12/15/2052	23,947,527	1,486,030

Total Mortgage-Backed Securities (Cost $12,022,386)		11,377,500

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Federal Home Loan Mortgage Corp.
2.00%, 08/01/2035	1,664,967	1,756,717
2.50%, 07/01/2035	1,902,588	2,020,243
1-Year CMT + 2.04%, 3.12% (B), 06/01/2033	461,974	483,158
4.50%, 09/01/2026	265,215	279,607
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS
0.89% (B), 09/25/2029	28,951,577	1,960,827
1.52% (B), 01/25/2030	16,193,940	1,937,828
Federal National Mortgage Association, Interest Only STRIPS
Zero Coupon (B), 10/25/2021	14,966,674	7,681
0.05% (B), 11/25/2022	42,548,482	44,735
0.19% (B), 01/25/2022	13,482,714	41,300
Government National Mortgage Association
4.14% (B), 12/20/2061	12,484	13,665
4.28% (B), 02/20/2063	37,627	39,765
4.58% (B), 09/20/2063	8,065	8,651
4.64% (B), 06/20/2063	18,177	19,064
4.72% (B), 05/20/2062	64,503	66,916
5.26% (B), 11/20/2060	11,499	12,061
5.75%, 12/15/2022	60,629	64,538
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 06/25/2028	831,503	876,780
Seasoned Loans Structured Transaction Trust Series 2020-2, Class A1D, 1.75%, 09/25/2030	1,877,709	1,923,094

Total U.S. Government Agency Obligations (Cost $11,679,474)		11,556,630

U.S. GOVERNMENT OBLIGATIONS - 4.7%
U.S. Treasury - 4.7%
U.S. Treasury Note 0.13%, 09/30/2022 - 09/15/2023	8,080,000	8,066,583

Total U.S. Government Obligations (Cost $8,067,994)		8,066,583

Total Investments (Cost $165,433,777)		167,446,111
Net Other Assets (Liabilities) - 1.6%		2,732,452

Net Assets - 100.0%		$170,178,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Quality Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$73,323,442	$—	$73,323,442
Corporate Debt Securities	—	63,121,956	—	63,121,956
Mortgage-Backed Securities	—	11,377,500	—	11,377,500
U.S. Government Agency Obligations	—	11,556,630	—	11,556,630
U.S. Government Obligations	—	8,066,583	—	8,066,583

Total Investments	$—	$167,446,111	$—	$167,446,111

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $48,573,241, representing 28.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns in late 2019, followed by high yield, then by investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than had been were at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the year ended October 31, 2020, Transamerica High Yield Bond (Class A) returned -0.33%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 3.42%.

STRATEGY REVIEW

Security selection was the primary driver of Fund performance this year. Selection was strong within CCCs and below, however it detracted from returns across BBs and B-rated bonds. An underweight to BBs also detracted from performance while an overweight to CCCs and below contributed. The modest off-benchmark exposure to investment grade credit was also advantageous during the period. By sector, the top contributors included consumer cyclical, communications and technology. The largest detractors from active returns were energy, transportation and finance companies.

With respect to positioning and themes, the portfolio managers continued to prefer U.S. issuers relative to the rest of the world during the fiscal year. The Fund was generally overweight a number of subsectors within the basic industry and capital goods sectors as well as financials. Other overweight allocations included metals & mining, building & construction, paper & packaging, cable & satellite, leisure & lodging, and banking.

As downgrade activity increased through the year, we focused on finding opportunities in the cross-over space as well as recent fallen angels. Underweight allocations were in various consumer non-cyclical subsectors such as food/beverage, as well as in energy, technology, and aerospace defense, given various idiosyncratic fundamental concerns and relatively unattractive valuations.

The Fund maintained a relatively neutral position with respect to ratings. The slight underweight to Bs was accompanied by a generally neutral to modest overweight to CCCs and below, mainly due to ratings migrations throughout the year. The underweight to BB-rated credit continued through the end of the period and was partially offset by the allocation to investment grade credit.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	92.5%
Repurchase Agreement	2.9
Other Investment Company	2.3
Preferred Stock	1.3
Exchange-Traded Fund	1.0
Loan Assignments	0.7
Common Stocks	0.5
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.18
Duration †	3.65

Credit Quality ‡	Percentage of Net Assets
AAA	2.9%
BBB	5.3
BB	48.5
B	32.4
CCC and Below	6.4
Not Rated	5.7
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(5.07)%	3.47%	4.80%	06/14/1985
Class A (NAV)	(0.33)%	4.49%	5.31%	06/14/1985
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	3.42%	6.31%	6.25%
Class C (POP)	(1.77)%	3.81%	4.59%	11/11/2002
Class C (NAV)	(0.82)%	3.81%	4.59%	11/11/2002
Class I (NAV)	0.46%	4.87%	5.66%	11/30/2009
Class I2 (NAV)	0.17%	4.95%	5.75%	11/08/2004
Class I3 (NAV)	0.28%	N/A	3.86%	03/24/2017
Class R (NAV)	(0.23)%	N/A	3.35%	03/24/2017
Class R4 (NAV)	0.03%	N/A	3.61%	03/24/2017
Class R6 (NAV)	0.28%	4.95%	3.96%	05/29/2015

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increase.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 92.5%
Aerospace & Defense - 0.9%
Bombardier, Inc.
6.13%, 01/15/2023 (A)	$ 6,720,000	$ 5,797,680
7.88%, 04/15/2027 (A)	9,556,000	6,961,259
Rolls-Royce PLC 5.75%, 10/15/2027 (A) (B)	2,436,000	2,466,450
Triumph Group, Inc.
5.25%, 06/01/2022 (B)	5,182,000	4,417,655
7.75%, 08/15/2025 (B)	2,962,000	1,910,490
8.88%, 06/01/2024 (A)	1,722,000	1,827,989

		23,381,523

Airlines - 0.9%
American Airlines Group, Inc.
3.75%, 03/01/2025 (A)	19,792,000	9,875,812
5.00%, 06/01/2022 (A)	154,000	99,823
American Airlines Pass-Through Trust 5.63%, 07/15/2022 (A)	1,090,330	1,029,510
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	673,513	627,515
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.50%, 10/20/2025 (A)	2,385,000	2,420,646
4.75%, 10/20/2028 (A)	1,989,000	2,033,179
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (B)	8,658,000	7,270,123
United Airlines Pass-Through Trust 4.63%, 03/03/2024	984,944	937,529

		24,294,137

Auto Components - 1.3%
Clarios Global, LP / Clarios US Finance Co. 6.25%, 05/15/2026 (A) (B)	3,703,000	3,879,041
Dana, Inc.
5.38%, 11/15/2027	5,058,000	5,222,385
5.50%, 12/15/2024 (B)	700,000	710,500
5.63%, 06/15/2028 (B)	3,900,000	4,093,830
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	3,986,000	3,879,195
5.00%, 05/31/2026	1,404,000	1,383,656
9.50%, 05/31/2025	6,882,000	7,571,576
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	6,447,000	6,984,873

		33,725,056

Automobiles - 0.1%
Ford Motor Co.
8.50%, 04/21/2023	275,000	303,531
9.00%, 04/22/2025	980,000	1,154,827
9.63%, 04/22/2030	1,012,000	1,358,610

		2,816,968

Banks - 2.8%
Barclays PLC
Fixed until 06/20/2029, 5.09% (C), 06/20/2030	1,675,000	1,907,893
Fixed until 09/15/2023 (D), 7.75% (C)	8,507,000	8,771,312
Fixed until 06/15/2024 (D), 8.00% (C)	3,262,000	3,498,495

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA
Fixed until 03/14/2022 (D), 6.75% (A) (C)	$ 5,700,000	$ 5,835,375
Fixed until 03/30/2021 (D), 7.63% (A) (C)	1,899,000	1,922,738
CIT Bank NA Fixed until 09/27/2024, 2.97% (C), 09/27/2025	3,277,000	3,383,502
CIT Group, Inc.
4.75%, 02/16/2024	2,166,000	2,328,450
5.00%, 08/15/2022	3,080,000	3,253,250
Citigroup, Inc. Fixed until 09/12/2024 (D), 5.00% (C)	9,441,000	9,481,614
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	6,247,000	6,806,381
JPMorgan Chase & Co.
3-Month LIBOR + 3.47%, 3.68% (C), 01/30/2021 (D)	1,907,000	1,797,348
Fixed until 02/01/2025 (D), 4.60% (C)	6,020,000	5,935,720
Lloyds Banking Group PLC
Fixed until 06/27/2024 (D), 7.50% (C)	4,252,000	4,485,860
Fixed until 09/27/2025 (D), 7.50% (C)	1,509,000	1,626,568
Natwest Group PLC Fixed until 08/15/2021 (D), 8.63% (C)	2,860,000	2,951,835
Societe Generale SA Fixed until 09/13/2021 (D), 7.38% (A) (C)	8,708,000	8,944,858

		72,931,199

Beverages - 0.5%
Primo Water Holdings, Inc. 5.50%, 04/01/2025 (A)	11,347,000	11,715,778

Building Products - 1.8%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A)	3,796,000	4,004,780
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	694,000	732,170
6.75%, 06/01/2027 (A)	7,016,000	7,524,660
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)	1,612,000	1,646,739
8.00%, 04/15/2026 (A)	21,973,000	22,851,920
Griffon Corp. 5.75%, 03/01/2028	4,426,000	4,614,105
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	3,664,000	3,566,295
White Cap Buyer LLC 6.88%, 10/15/2028 (A)	1,309,000	1,341,725

		46,282,394

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 02/11/2027 (D), 5.25% (A) (C)	5,250,000	5,285,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group AG (continued)
Fixed until 12/18/2024 (D), 6.25% (A) (C)	$ 1,350,000	$ 1,437,750
Fixed until 08/21/2026 (D), 6.38% (A) (C)	3,782,000	4,060,923
Fixed until 09/12/2025 (D), 7.25% (A) (C)	5,450,000	5,906,220
Fixed until 07/17/2023 (D), 7.50% (A) (C)	4,221,000	4,474,302
Fixed until 12/11/2023 (D), 7.50% (A) (C)	6,403,000	6,947,255
Deutsche Bank AG Fixed until 10/30/2025 (D), 6.00% (C)	1,400,000	1,246,000
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (C), 11/30/2020 (B) (D)	1,048,000	984,082

		30,342,232

Chemicals - 1.9%
Avient Corp. 5.75%, 05/15/2025 (A)	1,759,000	1,851,348
Blue Cube Spinco LLC 10.00%, 10/15/2025	1,012,000	1,068,561
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	3,304,000	2,312,800
Hexion, Inc. 7.88%, 07/15/2027 (A) (B)	7,257,000	7,529,137
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	8,059,000	7,971,963
5.25%, 06/01/2027 (A)	12,533,000	12,238,474
Olin Corp.
5.13%, 09/15/2027 (B)	3,235,000	3,283,525
5.63%, 08/01/2029	4,736,000	4,895,793
9.50%, 06/01/2025 (A)	6,655,000	7,870,336

		49,021,937

Commercial Services & Supplies - 2.8%
Ashtead Capital, Inc.
4.00%, 05/01/2028 (A)	7,892,000	8,227,410
4.25%, 11/01/2029 (A)	787,000	839,926
5.25%, 08/01/2026 (A)	3,642,000	3,855,967
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.75%, 07/15/2027 (A)	5,792,000	5,436,661
6.38%, 04/01/2024 (A) (B)	5,031,000	4,898,936
Covanta Holding Corp. 5.00%, 09/01/2030	887,000	902,523
FXI Holdings, Inc. 12.25%, 11/15/2026 (A)	6,200,000	6,479,000
Garda World Security Corp.
4.63%, 02/15/2027 (A)	8,095,000	7,892,625
8.75%, 05/15/2025 (A)	9,958,000	9,908,210
9.50%, 11/01/2027 (A) (B)	2,287,000	2,441,372
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	10,675,000	10,969,897
Nielsen Finance LLC / Nielsen Finance Co.
5.63%, 10/01/2028 (A)	3,283,000	3,385,594

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Nielsen Finance LLC / Nielsen Finance Co. (continued)
5.88%, 10/01/2030 (A)	$ 1,640,000	$ 1,722,000
Stericycle, Inc. 5.38%, 07/15/2024 (A)	5,849,000	6,081,439

		73,041,560

Communications Equipment - 1.2%
Avaya, Inc. 6.13%, 09/15/2028 (A)	6,844,000	7,023,655
CommScope Technologies LLC
5.00%, 03/15/2027 (A)	779,000	726,920
6.00%, 06/15/2025 (A)	8,843,000	8,766,773
CommScope, Inc.
5.50%, 03/01/2024 (A)	2,975,000	3,041,253
6.00%, 03/01/2026 (A)	3,723,000	3,862,613
8.25%, 03/01/2027 (A) (B)	2,579,000	2,669,252
Nokia OYJ 3.38%, 06/12/2022	4,034,000	4,119,723

		30,210,189

Construction & Engineering - 1.1%
Abengoa Abenewco 2 SA
PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (E)	3,913,359	20
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	6,120,000	6,150,600
6.75%, 08/01/2025 (A)	4,251,000	4,378,530
9.88%, 04/01/2027 (A)	9,020,000	10,012,200
Taylor Morrison Communities, Inc.
5.13%, 08/01/2030 (A)	2,906,000	3,154,986
6.63%, 07/15/2027 (A)	3,890,000	4,191,475

		27,887,811

Construction Materials - 0.4%
Norbord, Inc. 6.25%, 04/15/2023 (A)	9,423,000	10,082,610

Consumer Finance - 3.4%
Ally Financial, Inc.
3.05%, 06/05/2023	3,085,000	3,225,386
3.88%, 05/21/2024	4,841,000	5,206,250
5.75%, 11/20/2025	2,727,000	3,099,200
Altice Financing SA
5.00%, 01/15/2028 (A)	1,771,000	1,717,870
7.50%, 05/15/2026 (A)	8,910,000	9,299,812
Ford Motor Credit Co. LLC
3.20%, 01/15/2021	4,534,000	4,534,000
3.34%, 03/18/2021	3,794,000	3,794,000
3.35%, 11/01/2022	200,000	199,250
3.37%, 11/17/2023	7,877,000	7,808,076
3.81%, 10/12/2021	7,290,000	7,326,450
4.38%, 08/06/2023	3,548,000	3,606,010
4.39%, 01/08/2026, MTN	7,534,000	7,590,505
5.09%, 01/07/2021	4,390,000	4,476,483
5.60%, 01/07/2022	400,000	409,600
5.88%, 08/02/2021	1,488,000	1,519,546
Navient Corp.
5.00%, 03/15/2027	1,020,000	952,517
5.88%, 10/25/2024	11,427,000	11,341,297

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Navient Corp. (continued)
6.50%, 06/15/2022	$ 3,708,000	$ 3,782,160
6.63%, 07/26/2021	1,020,000	1,040,400
OneMain Finance Corp.
7.13%, 03/15/2026	2,705,000	2,999,466
8.88%, 06/01/2025	3,619,000	3,980,900

		87,909,178

Containers & Packaging - 3.8%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	8,112,000	8,243,820
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.25%, 08/15/2027 (A)	2,382,000	2,445,123
6.00%, 02/15/2025 (A)	1,062,000	1,097,842
Ball Corp. 2.88%, 08/15/2030	3,224,000	3,187,730
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A) (B)	2,507,000	2,619,815
5.38%, 01/15/2028 (A) (B)	8,226,000	8,575,605
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	13,253,000	13,749,987
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	2,805,000	2,759,419
7.88%, 07/15/2026 (A)	5,488,000	5,545,075
Graphic Packaging International LLC 3.50%, 03/15/2028 - 03/01/2029 (A)	10,833,000	10,835,699
Greif, Inc. 6.50%, 03/01/2027 (A)	8,781,000	9,209,074
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (A)	6,226,000	6,228,366
7.25%, 04/15/2025 (A) (B)	2,707,000	2,611,443
OI European Group BV 4.00%, 03/15/2023 (A)	3,970,000	3,989,850
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	3,860,000	4,061,202
6.38%, 08/15/2025 (A) (B)	820,000	899,950
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.00%, 10/15/2027 (A)	3,734,000	3,780,675
5.13%, 07/15/2023 (A) (G)	363,000	367,538
Silgan Holdings, Inc. 4.13%, 02/01/2028	630,000	654,444
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	4,224,000	4,424,640
8.50%, 08/15/2027 (A)	1,785,000	1,910,307

		97,197,604

Diversified Financial Services - 2.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	1,969,000	2,169,347
Avation Capital SA 6.50%, 05/15/2021 (A)	3,305,000	2,082,150
DAE Funding LLC
4.50%, 08/01/2022 (A)	1,573,000	1,580,865
5.00%, 08/01/2024 (A)	3,964,000	4,005,226

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
DAE Funding LLC (continued)
5.75%, 11/15/2023 (A)	$ 1,520,000	$ 1,539,000
Dana Financing SARL 5.75%, 04/15/2025 (A)	15,976,000	16,535,160
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 2.98% (C), 12/21/2065 (A)	15,977,000	8,386,167
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 3.23% (C), 12/21/2065 (A)	3,974,000	2,264,671
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	5,527,000	4,773,946
5.25%, 03/15/2022 - 10/01/2025 (A)	11,792,000	11,134,710
United Shore Financial Services LLC 5.50%, 11/15/2025 (A) (H)	6,034,000	6,107,615
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	3,149,000	3,200,171
5.50%, 05/15/2029 (A)	11,769,000	12,574,117

		76,353,145

Diversified Telecommunication Services - 3.8%
Cablevision Lightpath LLC
3.88%, 09/15/2027 (A)	1,301,000	1,291,243
5.63%, 09/15/2028 (A)	666,000	672,660
CenturyLink, Inc.
5.13%, 12/15/2026 (A)	7,590,000	7,760,775
5.80%, 03/15/2022	6,234,000	6,483,360
6.45%, 06/15/2021	1,564,000	1,597,235
6.75%, 12/01/2023	7,836,000	8,521,650
7.50%, 04/01/2024 (B)	4,698,000	5,184,055
Connect Finco SARL / Connect US Finco LLC 6.75%, 10/01/2026 (A)	2,000,000	2,014,400
Frontier Communications Corp.
7.63%, 04/15/2024 (I)	6,057,000	2,422,800
8.50%, 04/01/2026 (A) (I)	6,664,000	6,705,650
8.75%, 04/15/2022 (I)	2,766,000	1,127,145
9.00%, 08/15/2031 (I)	5,484,000	2,131,905
11.00%, 09/15/2025 (I)	2,696,000	1,122,210
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	328,000	351,542
6.63%, 08/01/2026	8,533,000	9,242,306
7.63%, 06/15/2021	8,342,000	8,571,405
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (A) (I)	5,205,000	3,214,608
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	5,877,000	5,685,997
4.25%, 07/01/2028 (A)	5,517,000	5,544,585
5.38%, 01/15/2024	5,940,000	5,982,827
Sprint Capital Corp. 8.75%, 03/15/2032	2,435,000	3,643,369
Switch, Ltd. 3.75%, 09/15/2028 (A)	4,829,000	4,835,036
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	3,434,000	3,370,454

		97,477,217

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.7%
Elwood Energy LLC 8.16%, 07/05/2026	$ 3,593,958	$ 3,791,626
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	3,624,000	3,787,080
NRG Energy, Inc. 7.25%, 05/15/2026 (B)	8,296,000	8,768,789
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	1,343,000	1,403,435

		17,750,930

Electronic Equipment, Instruments & Components - 0.2%
CDW LLC / CDW Finance Corp. 3.25%, 02/15/2029	1,610,000	1,607,988
Sensata Technologies BV 4.88%, 10/15/2023 (A)	2,457,000	2,604,420
Sensata Technologies, Inc. 3.75%, 02/15/2031 (A)	667,000	660,330

		4,872,738

Energy Equipment & Services - 0.8%
Archrock Partners, LP / Archrock Partners Finance Corp. 6.88%, 04/01/2027 (A)	1,339,000	1,312,220
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A)	2,977,000	2,612,318
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (A) (E)	7,526,928	5,419,388
Genesis Energy, LP / Genesis Energy Finance Corp.
6.25%, 05/15/2026	1,928,000	1,542,805
6.50%, 10/01/2025	3,851,000	3,196,330
Noble Holding International, Ltd.
6.05%, 03/01/2041 (I)	2,288,000	15,741
8.95%, 04/01/2045 (I)	2,283,000	15,707
Transocean Sentry, Ltd. 5.38%, 05/15/2023 (A)	3,665,000	2,354,763
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027	4,444,000	4,467,153

		20,936,425

Entertainment - 0.5%
Netflix, Inc.
4.88%, 04/15/2028	3,886,000	4,370,584
4.88%, 06/15/2030 (A)	4,450,000	5,078,562
5.38%, 11/15/2029 (A)	2,835,000	3,320,494

		12,769,640

Equity Real Estate Investment Trusts - 2.8%
CBL & Associates, LP
5.25%, 12/01/2023	7,893,000	2,979,608
5.95%, 12/15/2026	872,000	326,665
Equinix, Inc. 5.38%, 05/15/2027	3,867,000	4,215,665
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 07/15/2024 (A)	2,690,000	2,770,700
6.00%, 04/15/2025 (A)	3,212,000	3,408,735
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	1,881,000	1,872,667

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc. (continued)
5.25%, 03/15/2028 (A)	$ 11,530,000	$ 11,818,250
iStar, Inc.
4.25%, 08/01/2025	5,841,000	5,359,117
5.50%, 02/15/2026	7,570,000	7,167,049
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc.
4.63%, 06/15/2025 (A)	1,364,000	1,389,179
5.75%, 02/01/2027	2,539,000	2,739,924
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	3,147,000	3,084,060
7.50%, 06/01/2025 (A)	7,823,000	8,175,035
SBA Communications Corp.
3.88%, 02/15/2027 (A)	5,857,000	5,952,176
4.00%, 10/01/2022	4,165,000	4,201,444
Service Properties Trust
4.35%, 10/01/2024	4,103,000	3,631,155
4.75%, 10/01/2026	2,278,000	1,947,690
7.50%, 09/15/2025	1,481,000	1,552,285

		72,591,404

Food & Staples Retailing - 1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP
3.25%, 03/15/2026 (A)	1,607,000	1,576,387
3.50%, 03/15/2029 (A)	3,214,000	3,117,901
4.63%, 01/15/2027 (A)	5,022,000	5,178,410
5.75%, 03/15/2025	11,652,000	12,008,842
7.50%, 03/15/2026 (A)	1,383,000	1,532,364
Rite Aid Corp.
7.50%, 07/01/2025 (A)	4,594,000	4,594,000
8.00%, 11/15/2026 (A)	6,255,000	6,270,638

		34,278,542

Food Products - 2.6%
B&G Foods, Inc. 5.25%, 09/15/2027 (B)	8,120,000	8,404,200
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	2,794,000	2,872,232
Kraft Heinz Foods Co.
3.88%, 05/15/2027 (A)	4,454,000	4,711,699
3.95%, 07/15/2025	1,616,000	1,747,496
4.88%, 10/01/2049 (A)	3,922,000	4,146,504
5.00%, 07/15/2035 - 06/04/2042	8,559,000	9,763,362
6.88%, 01/26/2039	1,374,000	1,838,119
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	15,593,000	16,472,133
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	4,134,000	4,247,685
5.00%, 08/15/2026 (A)	4,143,000	4,296,291
5.50%, 12/15/2029 (A)	3,462,000	3,743,287
5.63%, 01/15/2028 (A)	5,606,000	5,914,330

		68,157,338

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 5.4%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	$ 6,244,000	$ 6,433,193
AdaptHealth LLC 6.13%, 08/01/2028 (A)	6,722,000	6,982,477
Centene Corp.
3.38%, 02/15/2030	501,000	520,414
4.25%, 12/15/2027	3,243,000	3,413,906
4.63%, 12/15/2029	1,024,000	1,114,865
CHS / Community Health Systems, Inc.
6.25%, 03/31/2023	6,307,000	6,251,814
6.63%, 02/15/2025 (A)	2,069,000	2,017,689
8.00%, 03/15/2026 (A)	14,296,000	14,353,184
8.13%, 06/30/2024 (A)	2,620,000	2,014,125
DaVita, Inc.
3.75%, 02/15/2031 (A)	7,184,000	6,905,620
4.63%, 06/01/2030 (A)	5,642,000	5,738,732
Encompass Health Corp.
4.50%, 02/01/2028	3,935,000	4,029,912
4.63%, 04/01/2031	638,000	657,140
4.75%, 02/01/2030	5,706,000	5,943,484
5.75%, 11/01/2024 - 09/15/2025	9,749,000	9,966,977
HCA, Inc.
3.50%, 09/01/2030	5,704,000	5,832,851
5.38%, 02/01/2025	8,523,000	9,437,774
5.88%, 02/15/2026 - 02/01/2029	15,997,000	18,170,706
7.50%, 11/06/2033	441,000	595,703
Tenet Healthcare Corp.
4.88%, 01/01/2026 (A)	7,025,000	7,126,375
5.13%, 05/01/2025	6,496,000	6,429,091
5.13%, 11/01/2027 (A)	7,225,000	7,439,582
6.13%, 10/01/2028 (A)	4,736,000	4,593,920
6.75%, 06/15/2023	2,401,000	2,531,951
7.50%, 04/01/2025 (A)	640,000	689,414

		139,190,899

Hotels, Restaurants & Leisure - 7.2%
1011778 BC ULC / New Red Finance, Inc. 4.00%, 10/15/2030 (A) (H)	4,993,000	4,961,794
Boyd Gaming Corp.
4.75%, 12/01/2027	8,250,000	8,023,207
6.00%, 08/15/2026	1,911,000	1,958,183
6.38%, 04/01/2026	2,760,000	2,863,721
8.63%, 06/01/2025 (A)	1,349,000	1,476,750
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	10,026,000	10,477,170
Carnival Corp.
10.50%, 02/01/2026 (A) (B)	2,643,000	2,861,048
11.50%, 04/01/2023 (A)	3,030,000	3,327,970
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	8,338,000	9,109,098
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	7,057,000	7,259,889
5.13%, 05/01/2026	4,585,000	4,642,312
5.38%, 05/01/2025 (A)	1,265,000	1,307,226
5.75%, 05/01/2028 (A)	493,000	516,765
International Game Technology PLC
5.25%, 01/15/2029 (A)	780,000	772,200
6.25%, 02/15/2022 (A)	3,838,000	3,929,172

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC (continued)
6.25%, 01/15/2027 (A) (B)	$ 4,038,000	$ 4,290,375
6.50%, 02/15/2025 (A)	2,946,000	3,152,220
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026 (B)	6,546,000	6,742,380
MGM Resorts International
4.75%, 10/15/2028	6,838,000	6,684,145
5.50%, 04/15/2027	10,798,000	10,901,769
5.75%, 06/15/2025	4,657,000	4,838,972
6.75%, 05/01/2025	3,938,000	4,142,382
NCL Corp., Ltd.
3.63%, 12/15/2024 (A)	5,397,000	3,723,930
10.25%, 02/01/2026 (A)	2,931,000	3,018,930
12.25%, 05/15/2024 (A) (B)	4,428,000	4,915,080
Royal Caribbean Cruises, Ltd.
9.13%, 06/15/2023 (A)	1,021,000	1,063,116
10.88%, 06/01/2023 (A)	1,529,000	1,667,390
11.50%, 06/01/2025 (A)	3,444,000	3,939,075
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	6,047,000	6,069,676
7.00%, 05/15/2028 (A)	3,402,000	3,379,241
7.25%, 11/15/2029 (A)	1,938,000	1,922,341
8.25%, 03/15/2026 (A)	6,194,000	6,283,132
Station Casinos LLC 4.50%, 02/15/2028 (A)	8,639,000	8,185,452
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	19,113,000	14,908,140
6.25%, 05/15/2025 (A)	5,512,000	4,299,360
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2014 (A) (F) (I) (J) (K)	1,025,248	0
Wyndham Destinations, Inc.
4.25%, 03/01/2022	1,780,000	1,784,450
5.65%, 04/01/2024	8,720,000	8,911,840
6.00%, 04/01/2027	8,016,000	8,256,480

		186,566,381

Household Durables - 2.6%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	3,210,000	3,258,150
6.75%, 03/15/2025	3,724,000	3,826,410
7.25%, 10/15/2029	4,238,000	4,554,579
Century Communities, Inc.
5.88%, 07/15/2025	13,250,000	13,647,500
6.75%, 06/01/2027	5,571,000	5,933,115
KB Home
4.80%, 11/15/2029	5,373,000	5,802,840
7.50%, 09/15/2022	4,108,000	4,487,990
7.63%, 05/15/2023	5,595,000	6,154,500
Lennar Corp.
4.13%, 01/15/2022	4,000,000	4,095,000
4.75%, 05/30/2025 (B)	3,255,000	3,571,207
5.00%, 06/15/2027 (B)	5,208,000	5,950,140
8.38%, 01/15/2021	1,985,000	2,010,805
Meritage Homes Corp. 5.13%, 06/06/2027	1,570,000	1,734,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Newell Brands, Inc. 4.88%, 06/01/2025	$ 1,338,000	$ 1,448,786

		66,475,872

Independent Power & Renewable Electricity Producers - 0.9%
Calpine Corp.
4.50%, 02/15/2028 (A)	8,765,000	8,918,387
5.00%, 02/01/2031 (A)	3,802,000	3,881,652
5.13%, 03/15/2028 (A)	2,702,000	2,786,046
5.25%, 06/01/2026 (A)	7,839,000	8,051,594

		23,637,679

Insurance - 1.1%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.41% (C), 02/12/2067 (A)	9,926,000	8,660,949
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.64% (C), 05/17/2066	16,762,000	11,901,020
Ohio National Financial Services, Inc. 5.55%, 01/24/2030 (A)	9,366,000	8,990,793

		29,552,762

Internet & Direct Marketing Retail - 0.2%
Expedia Group, Inc. 6.25%, 05/01/2025 (A)	4,106,000	4,515,235

IT Services - 0.5%
Gartner, Inc.
3.75%, 10/01/2030 (A)	2,262,000	2,313,121
4.50%, 07/01/2028 (A)	9,533,000	9,952,071

		12,265,192

Leisure Products - 0.2%
Mattel, Inc.
3.15%, 03/15/2023 (B)	1,554,000	1,546,230
5.45%, 11/01/2041	1,400,000	1,405,474
6.75%, 12/31/2025 (A) (B)	1,306,000	1,373,586

		4,325,290

Machinery - 1.3%
Colfax Corp.
6.00%, 02/15/2024 (A)	4,635,000	4,821,373
6.38%, 02/15/2026 (A)	845,000	889,363
Meritor, Inc.
6.25%, 02/15/2024	16,943,000	17,260,681
6.25%, 06/01/2025 (A)	1,932,000	2,018,940
SRM Escrow Issuer LLC 6.00%, 11/01/2028 (A)	8,437,000	8,437,000

		33,427,357

Media - 9.2%
Adelphia Communications Corp.
9.25%, 10/01/2049 (J) (K) (L)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (J) (K) (L)	1,460,000	102
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 (A)	4,808,000	4,927,190
4.50%, 08/15/2030 - 05/01/2032 (A)	18,281,000	18,933,496
4.75%, 03/01/2030 (A)	11,269,000	11,853,298
5.00%, 02/01/2028 (A)	3,937,000	4,135,818
5.38%, 06/01/2029 (A)	2,325,000	2,516,813
5.50%, 05/01/2026 (A)	10,527,000	10,948,080

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (continued)
5.75%, 02/15/2026 (A)	$ 13,282,000	$ 13,768,918
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	13,106,000	12,712,820
9.25%, 02/15/2024	4,051,000	3,505,614
CSC Holdings LLC
4.13%, 12/01/2030 (A)	2,196,000	2,232,849
4.63%, 12/01/2030 (A)	11,861,000	11,860,763
5.38%, 02/01/2028 (A)	3,600,000	3,825,000
6.50%, 02/01/2029 (A)	4,000,000	4,438,080
7.50%, 04/01/2028 (A)	1,901,000	2,081,338
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (A)	6,948,000	4,060,237
6.63%, 08/15/2027 (A) (B)	609,000	243,082
DISH DBS Corp.
5.00%, 03/15/2023	6,830,000	6,881,362
5.88%, 07/15/2022	3,238,000	3,335,140
6.75%, 06/01/2021	3,254,000	3,319,080
7.38%, 07/01/2028	5,175,000	5,213,812
7.75%, 07/01/2026 (B)	7,393,000	7,836,469
Gray Television, Inc.
4.75%, 10/15/2030 (A)	6,266,000	6,172,010
7.00%, 05/15/2027 (A) (B)	6,296,000	6,791,810
iHeartCommunications, Inc.
6.38%, 05/01/2026	4,073,000	4,241,011
8.38%, 05/01/2027	2,589,000	2,511,874
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	8,137,000	8,645,562
Meredith Corp. 6.50%, 07/01/2025 (A)	5,807,000	5,966,692
Nexstar Broadcasting, Inc. 4.75%, 11/01/2028 (A)	1,571,000	1,588,517
Radiate Holdco LLC / Radiate Finance, Inc.
4.50%, 09/15/2026 (A)	3,288,000	3,297,042
6.50%, 09/15/2028 (A)	3,288,000	3,390,750
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	3,608,000	3,508,780
Sinclair Television Group, Inc.
5.50%, 03/01/2030 (A) (B)	6,395,000	6,011,939
5.63%, 08/01/2024 (A) (B)	2,429,000	2,424,080
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	5,659,000	5,817,509
4.63%, 07/15/2024 (A)	3,125,000	3,222,500
5.50%, 07/01/2029 (A)	1,598,000	1,739,343
TEGNA, Inc.
4.63%, 03/15/2028 (A)	3,058,000	3,015,433
4.75%, 03/15/2026 (A)	2,229,000	2,290,298
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (A)	3,706,000	3,788,440
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	5,599,000	5,661,989
9.50%, 05/01/2025 (A)	979,000	1,059,768
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	5,449,000	5,421,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	$ 3,225,000	$ 3,345,938
Ziggo BV 5.50%, 01/15/2027 (A)	8,824,000	9,154,900

		237,697,392

Metals & Mining - 5.1%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	6,999,000	7,357,839
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	5,153,000	5,307,590
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	5,149,000	5,123,255
5.75%, 03/01/2025 (B)	710,000	686,038
5.88%, 06/01/2027	2,624,000	2,551,289
6.75%, 03/15/2026 (A)	7,840,000	8,232,000
Constellium SE
5.63%, 06/15/2028 (A) (B)	2,233,000	2,326,786
5.75%, 05/15/2024 (A)	5,213,000	5,279,257
5.88%, 02/15/2026 (A)	2,132,000	2,153,320
6.63%, 03/01/2025 (A)	15,623,000	15,857,345
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A)	2,566,000	2,578,830
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	5,142,000	5,248,054
4.25%, 03/01/2030	4,492,000	4,719,385
4.38%, 08/01/2028	4,277,000	4,464,119
4.55%, 11/14/2024	1,875,000	2,015,625
4.63%, 08/01/2030	4,277,000	4,565,697
5.45%, 03/15/2043	8,153,000	9,274,037
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	7,482,000	8,155,380
New Gold, Inc.
6.38%, 05/15/2025 (A)	3,111,000	3,204,330
7.50%, 07/15/2027 (A)	7,506,000	8,110,233
Novelis Corp.
4.75%, 01/30/2030 (A)	4,421,000	4,483,402
5.88%, 09/30/2026 (A)	9,420,000	9,720,310
Teck Resources, Ltd.
6.00%, 08/15/2040	6,513,000	7,336,329
6.25%, 07/15/2041	2,579,000	2,949,204

		131,699,654

Multiline Retail - 0.1%
Macy’s Retail Holdings LLC 3.45%, 01/15/2021 (B)	2,557,000	2,537,823
Macy’s, Inc. 8.38%, 06/15/2025 (A) (B)	1,214,000	1,267,537

		3,805,360

Oil, Gas & Consumable Fuels - 9.3%
Antero Resources Corp.
5.00%, 03/01/2025 (B)	5,525,000	4,090,572
5.63%, 06/01/2023 (B)	2,725,000	2,289,000
Apache Corp.
4.25%, 01/15/2044	4,709,000	3,990,877
4.38%, 10/15/2028	3,338,000	3,052,601
4.63%, 11/15/2025 (B)	2,193,000	2,083,350
4.75%, 04/15/2043 (B)	1,669,000	1,477,065
4.88%, 11/15/2027	2,225,000	2,088,163

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.
6.13%, 10/01/2024	$ 14,074,000	$ 5,066,640
6.25%, 04/15/2023	5,992,000	2,336,880
6.38%, 07/01/2026	5,767,000	1,384,080
8.25%, 07/15/2025	4,645,000	1,277,375
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	2,801,000	3,169,959
Cheniere Energy Partners, LP 5.63%, 10/01/2026	6,233,000	6,398,798
Cheniere Energy, Inc. 4.63%, 10/15/2028 (A)	3,321,000	3,428,932
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	10,098,000	9,930,171
DCP Midstream Operating, LP 5.38%, 07/15/2025	6,143,000	6,450,150
DCP Midstream, LP Fixed until 12/15/2022 (D), 7.38% (C)	6,398,000	4,158,700
eG Global Finance PLC
6.75%, 02/07/2025 (A)	7,779,000	7,623,420
8.50%, 10/30/2025 (A)	2,947,000	3,014,781
EQM Midstream Partners, LP
6.00%, 07/01/2025 (A)	1,507,000	1,544,675
6.50%, 07/01/2027 (A)	3,980,000	4,174,204
Hess Midstream Operations, LP 5.13%, 06/15/2028 (A)	5,881,000	5,851,595
HighPoint Operating Corp. 8.75%, 06/15/2025	4,089,000	817,800
Kinder Morgan, Inc. 8.05%, 10/15/2030, MTN	2,486,000	3,260,591
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	853,000	424,368
10.50%, 05/15/2027 (A)	3,210,000	1,653,150
NuStar Logistics, LP
5.63%, 04/28/2027	6,104,000	5,981,920
5.75%, 10/01/2025	1,223,000	1,231,353
6.00%, 06/01/2026	531,000	524,363
6.75%, 02/01/2021	5,132,000	5,176,905
Oasis Petroleum, Inc.
6.25%, 05/01/2026 (A)	8,148,000	1,772,190
6.88%, 03/15/2022 - 01/15/2023	8,535,000	1,727,520
Occidental Petroleum Corp.
2.70%, 08/15/2022	8,144,000	7,531,164
2.90%, 08/15/2024	12,466,000	10,375,452
4.85%, 03/15/2021	2,608,000	2,568,880
5.88%, 09/01/2025 (B)	4,668,000	4,107,840
6.45%, 09/15/2036	18,276,000	14,803,560
6.63%, 09/01/2030	4,396,000	3,852,215
Ovintiv, Inc. 7.38%, 11/01/2031	5,463,000	5,497,594
Parkland Corp. 5.88%, 07/15/2027 (A)	3,894,000	4,018,939
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	3,078,000	3,170,340
5.38%, 01/15/2025 (A)	5,034,000	5,147,265
5.63%, 10/15/2027 (A)	2,618,000	2,784,897

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc. 6.13%, 09/15/2024	$ 11,607,000	$ 11,287,807
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	2,389,000	788,370
SM Energy Co.
5.63%, 06/01/2025	1,160,000	455,544
6.63%, 01/15/2027	4,965,000	1,861,875
6.75%, 09/15/2026	9,903,000	3,812,655
Southwestern Energy Co. 7.50%, 04/01/2026 (B)	7,310,000	7,440,118
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	4,578,000	2,964,255
Summit Midstream Partners, LP Fixed until 12/15/2022 (D), 9.50% (C)	4,110,000	647,325
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
4.88%, 02/01/2031 (A)	9,607,000	9,375,567
5.00%, 01/15/2028	3,140,000	3,100,750
5.13%, 02/01/2025	9,135,000	9,157,837
5.50%, 03/01/2030 (A)	6,836,000	6,871,547
5.88%, 04/15/2026 (B)	2,030,000	2,070,600
6.50%, 07/15/2027	1,228,000	1,286,330
Ultra Resources, Inc.
6.88%, 04/15/2022 (A) (G) (I)	811,000	2,636
7.13%, 04/15/2025 (A) (G) (I)	3,098,000	10,069
WPX Energy, Inc.
5.25%, 09/15/2024	3,876,000	4,011,660
5.88%, 06/15/2028	5,092,000	5,206,570

		241,661,809

Paper & Forest Products - 0.1%
Boise Cascade Co. 4.88%, 07/01/2030 (A) (B)	2,239,000	2,393,323

Pharmaceuticals - 1.8%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	1,892,000	2,068,751
9.25%, 04/01/2026 (A)	3,917,000	4,318,492
Bausch Health Cos., Inc.
5.00%, 01/30/2028 (A)	598,000	591,051
5.25%, 01/30/2030 (A)	598,000	590,555
5.50%, 11/01/2025 (A)	1,745,000	1,792,639
5.88%, 05/15/2023 (A)	284,000	283,290
6.13%, 04/15/2025 (A)	12,981,000	13,328,242
7.00%, 01/15/2028 (A)	4,255,000	4,499,662
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00%, 06/30/2028 (A)	5,260,000	4,063,350
9.50%, 07/31/2027 (A)	3,289,000	3,528,143
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	11,513,000	12,203,780

		47,267,955

Professional Services - 0.0% (M)
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.63%, 11/01/2026 (A)	854,000	864,931

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	$ 5,468,000	$ 5,816,585

Road & Rail - 1.3%
Avolon Holdings Funding, Ltd.
5.13%, 10/01/2023 (A)	3,558,000	3,620,222
5.25%, 05/15/2024 (A)	2,500,000	2,552,756
Hertz Corp.
5.50%, 10/15/2024 (A) (I)	13,490,000	5,362,275
6.00%, 01/15/2028 (A) (I)	8,482,000	3,414,005
6.25%, 10/15/2022 (I)	2,029,000	801,455
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	971,000	999,945
Uber Technologies, Inc.
6.25%, 01/15/2028 (A)	639,000	647,786
7.50%, 09/15/2027 (A)	8,466,000	8,849,086
8.00%, 11/01/2026 (A)	8,222,000	8,663,933

		34,911,463

Semiconductors & Semiconductor Equipment - 0.1%
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (A)	1,886,000	1,970,870

Software - 0.3%
Logan Merger Sub, Inc. 5.50%, 09/01/2027 (A)	1,617,000	1,639,234
Open Text Corp. 3.88%, 02/15/2028 (A)	5,098,000	5,178,446

		6,817,680

Specialty Retail - 1.3%
L Brands, Inc.
5.25%, 02/01/2028	5,117,000	5,040,245
6.63%, 10/01/2030 (A)	2,292,000	2,406,600
6.75%, 07/01/2036	2,541,000	2,566,918
6.88%, 07/01/2025 (A)	1,210,000	1,297,096
6.88%, 11/01/2035	2,903,000	2,946,545
9.38%, 07/01/2025 (A)	907,000	1,052,120
Penske Automotive Group, Inc. 3.50%, 09/01/2025	3,108,000	3,115,770
Sally Holdings LLC / Sally Capital, Inc. 8.75%, 04/30/2025 (A)	7,998,000	8,777,805
Staples, Inc. 7.50%, 04/15/2026 (A)	8,340,000	7,797,900

		35,000,999

Technology Hardware, Storage & Peripherals - 2.0%
Dell International LLC / EMC Corp.
4.90%, 10/01/2026 (A)	2,078,000	2,366,327
5.88%, 06/15/2021 (A)	1,739,000	1,743,191
6.02%, 06/15/2026 (A)	2,070,000	2,453,872
6.20%, 07/15/2030 (A)	1,573,000	1,922,466
7.13%, 06/15/2024 (A)	12,473,000	12,925,520
8.35%, 07/15/2046 (A)	2,901,000	3,960,396
NCR Corp.
5.00%, 10/01/2028 (A)	2,808,000	2,779,920
5.25%, 10/01/2030 (A)	3,215,000	3,182,850
5.75%, 09/01/2027 (A)	1,656,000	1,706,715
6.13%, 09/01/2029 (A)	4,085,000	4,279,038
8.13%, 04/15/2025 (A) (B)	3,106,000	3,416,600
Seagate HDD Cayman
4.13%, 01/15/2031 (A)	452,000	487,148

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate HDD Cayman (continued)
4.88%, 03/01/2024	$ 4,325,000	$ 4,736,105
Western Digital Corp. 4.75%, 02/15/2026 (B)	5,292,000	5,699,749

		51,659,897

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc.
4.00%, 07/15/2030	8,613,000	8,786,122
5.50%, 05/15/2027	6,986,000	7,426,991

		16,213,113

Wireless Telecommunication Services - 2.0%
Altice France SA 7.38%, 05/01/2026 (A)	12,482,000	13,027,463
Sprint Corp.
7.13%, 06/15/2024	13,138,000	15,111,328
7.25%, 09/15/2021	7,307,000	7,610,825
7.63%, 03/01/2026	1,850,000	2,251,395
T-Mobile USA, Inc.
4.00%, 04/15/2022 (B)	1,493,000	1,540,007
4.50%, 02/01/2026	5,104,000	5,231,600
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031 (A)	6,455,000	6,455,000

		51,227,618

Total Corporate Debt Securities (Cost $2,436,913,163)		2,394,992,871

LOAN ASSIGNMENTS - 0.7%
Communications Equipment - 0.2%
Avaya, Inc.
Term Loan B,
1-Month LIBOR + 4.25%, 4.40% (C), 12/15/2024	198,784	194,986
1-Month LIBOR + 4.25%, 4.40% (C), 12/15/2027	5,009,865	4,821,995

		5,016,981

Diversified Telecommunication Services - 0.3%
Frontier Communications Corp. Term Loan, 3-Month LIBOR + 4.75%, 5.75% (C), 10/08/2021	2,438,000	2,401,430
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.15% (C), 03/09/2027	5,000,000	4,814,060

		7,215,490

Hotels, Restaurants & Leisure - 0.2%
Connect Finco SARL Term Loan B, 1-Month LIBOR + 4.50%, 5.50% (C), 12/11/2026	5,292,405	5,181,265

Interactive Media & Services - 0.0% (M)
Adevinta ASA Term Loan B, TBD, 10/23/2027 (H) (N)	700,000	694,750

Total Loan Assignments (Cost $18,404,372)		18,108,486

	Shares	Value
COMMON STOCKS - 0.5%
Building Products - 0.3%
AMH New Finance, Inc. (J) (K) (O)	1,593,380	$ 8,492,716

Chemicals - 0.1%
Hexion Holdings Corp., Class B (J) (O)	273,716	2,641,360

Electric Utilities - 0.0% (M)
Homer City Generation LLC (G) (J) (K) (O)	270,659	281,485

Oil, Gas & Consumable Fuels - 0.1%
Denbury, Inc. (O)	101,150	1,678,079
EP Energy Corp.	33,869	948,332

		2,626,411

Software - 0.0% (M)
ASG WT Corp. (J) (K) (O)	1,265	126,993

Total Common Stocks (Cost $37,605,233)		14,168,965

PREFERRED STOCK - 1.3%
Banks - 1.3%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.07% (C)	1,283,954	33,048,976

Total Preferred Stock (Cost $31,704,829)		33,048,976

EXCHANGE-TRADED FUND - 1.0%
U.S. Fixed Income Fund - 1.0%
iShares iBoxx High Yield Corporate Bond ETF (B)	300,000	25,164,000

Total Exchange-Traded Fund (Cost $25,398,750)		25,164,000

OTHER INVESTMENT COMPANY - 2.3%
Securities Lending Collateral - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (P)	59,187,435	59,187,435

Total Other Investment Company (Cost $59,187,435)		59,187,435

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp., 0.00% (P), dated 10/30/2020, to be repurchased at $74,144,452 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2023, and with a value of $75,627,351.	$ 74,144,452	74,144,452

Total Repurchase Agreement (Cost $74,144,452)		74,144,452

Total Investments (Cost $2,683,358,234)		2,618,815,185
Net Other Assets (Liabilities) - (1.2)%		(30,671,280)

Net Assets - 100.0%		$ 2,588,143,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$2,394,992,678	$193	$2,394,992,871
Loan Assignments	—	18,108,486	—	18,108,486
Common Stocks	2,626,411	2,641,360	8,901,194	14,168,965
Preferred Stock	33,048,976	—	—	33,048,976
Exchange-Traded Fund	25,164,000	—	—	25,164,000
Other Investment Company	59,187,435	—	—	59,187,435
Repurchase Agreement	—	74,144,452	—	74,144,452

Total Investments	$120,026,822	$2,489,886,976	$8,901,387	$2,618,815,185

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $1,449,184,537, representing 56.0% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $102,500,967, collateralized by cash collateral of $59,187,435 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $45,503,038. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Rounds to less than $1 or $(1).
(G)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023	03/24/2017	$370,260	$367,538	0.0	%(M)

Corporate Debt Securities	Ultra Resources, Inc. 6.88%, 04/15/2022	04/07/2017	811,000	2,636	0.0	(M)

Corporate Debt Securities	Ultra Resources, Inc. 7.13%, 04/15/2025	04/10/2017	3,109,617	10,069	0.0	(M)

Common Stocks	Homer City Generation LLC	08/21/2017	13,906,767	281,485	0.0	(M)

Total			$18,197,644	$661,728	0.0	%(M)

(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the total value of such securities is $26,346,206, representing 1.0% of the Fund’s net assets.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the total value of securities is $11,542,747, representing 0.4% of the Fund’s net assets.
(K)	Securities are Level 3 of the fair value hierarchy.
(L)	Escrow positions. Positions represents remaining escrow balances expected to be received upon finalization of restructuring.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	All or a portion of the security represents an unsettled loan commitment at October 31, 2020 where the rate will be determined at time of settlement.
(O)	Non-income producing securities.
(P)	Rates disclosed reflect the yields at October 31, 2020.
(Q)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

(unaudited)

MARKET ENVIRONMENT

The Transamerica High Yield ESG had an inception date of July 31, 2020. The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns, followed by high yield, then investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with Q2 GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the period from inception, July 31, 2020, through October 31, 2020, Transamerica High Yield ESG (Class I2) returned -0.08%. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 0.59%.

STRATEGY REVIEW

Security selection was the primary driver of Fund performance since inception, with the strongest contribution coming from BBs. This was partially offset by subpar selection within B-rated credits. The modest off-benchmark exposure to investment grade credit contributed to performance during the period as did the underweight to BBs. Meanwhile, the Fund’s underweight to CCCs and below detracted as lower-quality credit rallied. By sector, the top contributors included energy, banking and insurance. The largest detractors from active returns were from consumer non-cyclicals, communications and basic industry.

With respect to positioning and themes, the Fund was generally overweight a number of subsectors within the basic industry and capital goods sectors as well as financials. These subsectors included metals & mining, paper, building & construction, environmental, cable & satellite, lodging, food & beverage, banking, and electric utilities. The Fund also found opportunities in the cross-over space as well as recent fallen angels. The Fund was broadly underweight to various consumer non-cyclical subsectors, pharmaceuticals & healthcare, energy, gaming, retail, chemicals, and various industrials given idiosyncratic fundamental concerns and what we viewed as relatively unattractive valuations.

With respect to ratings allocation, Fund positioning was largely up in quality with a modest underweight to BB-rated credit which was offset by an off-index allocation to investment grade credit. The Fund held a neutral allocation to B-rated credits and a material underweight to CCC and below credit. On a case-by-case basis, the portfolio managers remained comfortable with risk exposure to certain lower-quality credits given underlying fundamentals. The Fund continued to tilt holdings towards issuers with more favorable ESG profiles based on the sub-adviser’s proprietary ESG methodology.

Kevin Bakker, CFA

Ben Miller, CFA

Jim Schaeffer

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	95.2%
Preferred Stock	1.6
Other Investment Company	1.0
Net Other Assets (Liabilities)	2.2
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.99
Duration †	3.60

Credit Quality ‡	Percentage of Net Assets
BBB	5.6%
BB	54.3
B	33.6
CCC and Below	3.3
Not Rated	1.0
Net Other Assets (Liabilities)	2.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	10 Year or Since Inception		Inception Date
Class I (NAV)	(0.08	)%(A)	07/31/2020
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (B)	0.59	%(A)
Class I2 (NAV)	(0.08	)%(A)	07/31/2020

(A) Not annualized.

(B) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 95.2%
Aerospace & Defense - 0.2%
Bombardier, Inc. 7.50%, 03/15/2025 (A)	$ 65,000	$ 47,288

Auto Components - 1.4%
Dana, Inc. 5.63%, 06/15/2028	140,000	146,958
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	40,000	38,928
9.50%, 05/31/2025	45,000	49,509
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	45,000	48,755

		284,150

Banks - 3.1%
Barclays PLC Fixed until 09/15/2023 (C), 7.75% (D)	200,000	206,214
CIT Group, Inc. 4.75%, 02/16/2024	55,000	59,125
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	60,000	60,258
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	100,000	98,600
Societe Generale SA Fixed until 09/13/2021 (C), 7.38% (A) (D)	200,000	205,440

		629,637

Beverages - 1.1%
Primo Water Holdings, Inc. 5.50%, 04/01/2025 (A)	220,000	227,150

Building Products - 2.0%
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	60,000	63,300
6.75%, 06/01/2027 (A)	80,000	85,800
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)	12,000	12,259
8.00%, 04/15/2026 (A)	220,000	228,800

		390,159

Capital Markets - 1.1%
Credit Suisse Group AG Fixed until 07/17/2023 (C), 7.50% (A) (D)	200,000	212,002

Chemicals - 0.3%
Hexion, Inc. 7.88%, 07/15/2027 (A) (B)	50,000	51,875

Commercial Services & Supplies - 4.0%
Ashtead Capital, Inc. 5.25%, 08/01/2026 (A)	200,000	211,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 6.38%, 04/01/2024 (A) (B)	120,000	116,850
Covanta Holding Corp. 5.00%, 09/01/2030 (B)	14,000	14,245
FXI Holdings, Inc. 12.25%, 11/15/2026 (A)	30,000	31,350

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Garda World Security Corp.
4.63%, 02/15/2027 (A)	$ 100,000	$ 97,500
8.75%, 05/15/2025 (A)	40,000	39,800
Harsco Corp. 5.75%, 07/31/2027 (A)	110,000	112,475
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	75,000	77,072
Stericycle, Inc. 5.38%, 07/15/2024 (A)	95,000	98,775

		799,817

Communications Equipment - 2.4%
Avaya, Inc. 6.13%, 09/15/2028 (A) (B)	69,000	70,811
CommScope Technologies LLC 6.00%, 06/15/2025 (A)	163,000	161,595
CommScope, Inc. 6.00%, 03/01/2026 (A)	90,000	93,375
Nokia OYJ 3.38%, 06/12/2022	150,000	153,188

		478,969

Construction & Engineering - 1.3%
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	80,000	80,400
9.88%, 04/01/2027 (A)	120,000	133,200
Taylor Morrison Communities, Inc. 5.88%, 06/15/2027 (A)	50,000	55,250

		268,850

Construction Materials - 1.9%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (A)	230,000	240,667
Norbord, Inc. 6.25%, 04/15/2023 (A)	130,000	139,100

		379,767

Consumer Finance - 2.2%
Ally Financial, Inc.
3.88%, 05/21/2024	75,000	80,659
5.75%, 11/20/2025	60,000	68,189
Ford Motor Credit Co. LLC 3.20%, 01/15/2021	200,000	200,000
OneMain Finance Corp. 7.13%, 03/15/2026	85,000	94,253

		443,101

Containers & Packaging - 2.7%
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	135,000	141,075
5.38%, 01/15/2028 (A)	137,000	142,823
Graphic Packaging International LLC 3.50%, 03/15/2028 - 03/01/2029 (A)	108,000	108,040
Greif, Inc. 6.50%, 03/01/2027 (A)	55,000	57,681
Silgan Holdings, Inc. 4.13%, 02/01/2028	95,000	98,686

		548,305

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	$ 150,000	$ 165,263
DAE Funding LLC 4.50%, 08/01/2022 (A)	80,000	80,400
Dana Financing SARL 5.75%, 04/15/2025 (A)	140,000	144,900
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 - 10/01/2025 (A)	80,000	75,375
United Shore Financial Services LLC 5.50%, 11/15/2025 (A) (E)	94,000	95,147

		561,085

Diversified Telecommunication Services - 4.1%
CenturyLink, Inc. 5.13%, 12/15/2026 (A)	185,000	189,162
Hughes Satellite Systems Corp.
6.63%, 08/01/2026	125,000	135,391
7.63%, 06/15/2021	130,000	133,575
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	18,000	17,415
4.25%, 07/01/2028 (A)	145,000	145,725
5.38%, 01/15/2024	100,000	100,721
Switch, Ltd. 3.75%, 09/15/2028 (A)	36,000	36,045
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	60,000	58,890

		816,924

Electric Utilities - 3.3%
DPL, Inc. 4.13%, 07/01/2025 (A)	115,000	120,175
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	95,000	99,275
Pattern Energy Operations, LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	425,000	443,118

		662,568

Electronic Equipment, Instruments & Components - 0.5%
Sensata Technologies BV 4.88%, 10/15/2023 (A)	95,000	100,700

Energy Equipment & Services - 0.7%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.50%, 04/01/2025 (A)	45,000	39,487
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027	100,000	100,521

		140,008

Entertainment - 0.4%
Netflix, Inc. 4.88%, 06/15/2030 (A)	70,000	79,887

Equity Real Estate Investment Trusts - 4.9%
Equinix, Inc. 5.38%, 05/15/2027	115,000	125,369
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (A)	215,000	228,169

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	$ 15,000	$ 14,934
5.25%, 03/15/2028 (A)	215,000	220,375
iStar, Inc. 5.50%, 02/15/2026	37,000	35,030
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.88%, 10/01/2028 (A)	48,000	47,040
SBA Communications Corp.
3.88%, 02/15/2027 (A)	55,000	55,894
4.00%, 10/01/2022	115,000	116,006
4.88%, 09/01/2024	95,000	97,071
Service Properties Trust 4.35%, 10/01/2024	45,000	39,825

		979,713

Food & Staples Retailing - 1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP 4.63%, 01/15/2027 (A)	150,000	154,672
Rite Aid Corp. 7.50%, 07/01/2025 (A)	100,000	100,000

		254,672

Food Products - 3.8%
B&G Foods, Inc. 5.25%, 09/15/2027	65,000	67,275
Darling Ingredients, Inc. 5.25%, 04/15/2027 (A)	205,000	217,300
Kraft Heinz Foods Co.
3.88%, 05/15/2027 (A)	120,000	126,943
4.88%, 10/01/2049 (A)	90,000	95,152
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	121,000	124,327
5.00%, 08/15/2026 (A)	115,000	119,255

		750,252

Health Care Providers & Services - 3.8%
AdaptHealth LLC 6.13%, 08/01/2028 (A)	115,000	119,456
DaVita, Inc.
3.75%, 02/15/2031 (A)	58,000	55,753
4.63%, 06/01/2030 (A)	75,000	76,286
Encompass Health Corp.
4.63%, 04/01/2031	5,000	5,150
4.75%, 02/01/2030	140,000	145,827
5.75%, 11/01/2024	75,000	75,000
HCA, Inc.
3.50%, 09/01/2030	145,000	148,275
5.88%, 02/15/2026	85,000	96,050
Tenet Healthcare Corp. 6.13%, 10/01/2028 (A)	38,000	36,860

		758,657

Hotels, Restaurants & Leisure - 7.6%
Boyd Gaming Corp. 4.75%, 12/01/2027	125,000	121,564
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	140,000	146,300
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	110,000	120,173

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	$ 190,000	$ 195,462
5.13%, 05/01/2026	190,000	192,375
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	200,000	206,000
NCL Corp., Ltd.
3.63%, 12/15/2024 (A)	85,000	58,650
10.25%, 02/01/2026 (A) (B)	50,000	51,500
12.25%, 05/15/2024 (A)	30,000	33,300
Royal Caribbean Cruises, Ltd. 10.88%, 06/01/2023 (A)	65,000	70,883
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	35,000	27,300
6.25%, 05/15/2025 (A)	150,000	117,000
Wyndham Destinations, Inc.
5.65%, 04/01/2024	100,000	102,200
6.60%, 10/01/2025	75,000	79,875

		1,522,582

Household Durables - 4.8%
Beazer Homes USA, Inc. 7.25%, 10/15/2029	45,000	48,361
Century Communities, Inc. 5.88%, 07/15/2025	238,000	245,140
KB Home
4.80%, 11/15/2029	70,000	75,600
7.63%, 05/15/2023	100,000	110,000
Lennar Corp.
5.00%, 06/15/2027	180,000	205,650
8.38%, 01/15/2021	100,000	101,300
Meritage Homes Corp. 5.13%, 06/06/2027	45,000	49,725
Newell Brands, Inc. 4.88%, 06/01/2025	110,000	119,108

		954,884

Independent Power & Renewable Electricity Producers - 2.0%
Calpine Corp.
4.50%, 02/15/2028 (A)	85,000	86,488
5.00%, 02/01/2031 (A)	90,000	91,885
Clearway Energy Operating LLC 4.75%, 03/15/2028 (A)	215,000	226,019

		404,392

Insurance - 0.7%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.41% (D), 02/12/2067 (A)	60,000	52,353
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.64% (D), 05/17/2066	110,000	78,100

		130,453

Internet & Direct Marketing Retail - 0.5%
Expedia Group, Inc. 6.25%, 05/01/2025 (A)	90,000	98,970

IT Services - 0.3%
Gartner, Inc.
3.75%, 10/01/2030 (A)	17,000	17,384
4.50%, 07/01/2028 (A)	50,000	52,198

		69,582

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.4%
Mattel, Inc. 6.75%, 12/31/2025 (A)	$ 75,000	$ 78,881

Machinery - 1.2%
Colfax Corp. 6.00%, 02/15/2024 (A)	45,000	46,809
Meritor, Inc. 6.25%, 06/01/2025 (A)	190,000	198,550

		245,359

Media - 10.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 (A)	75,000	76,859
5.00%, 02/01/2028 (A)	75,000	78,788
5.75%, 02/15/2026 (A)	120,000	124,399
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	65,000	63,050
9.25%, 02/15/2024	15,000	12,981
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	25,000	14,609
DISH DBS Corp.
5.88%, 07/15/2022	85,000	87,550
7.75%, 07/01/2026	70,000	74,199
EW Scripps Co. 5.13%, 05/15/2025 (A)	80,000	76,300
Gray Television, Inc.
4.75%, 10/15/2030 (A)	50,000	49,250
7.00%, 05/15/2027 (A)	90,000	97,087
iHeartCommunications, Inc.
6.38%, 05/01/2026	100,000	104,125
8.38%, 05/01/2027	39,000	37,838
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	200,000	212,500
Meredith Corp. 6.50%, 07/01/2025 (A)	50,000	51,375
Nexstar Broadcasting, Inc. 4.75%, 11/01/2028 (A)	23,000	23,256
Sinclair Television Group, Inc. 5.50%, 03/01/2030 (A) (B)	60,000	56,406
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	130,000	133,641
4.63%, 07/15/2024 (A)	55,000	56,716
TEGNA, Inc.
4.63%, 03/15/2028 (A)	120,000	118,330
4.75%, 03/15/2026 (A)	34,000	34,935
Univision Communications, Inc. 6.63%, 06/01/2027 (A)	70,000	70,788
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	250,000	248,750
Ziggo BV 5.50%, 01/15/2027 (A)	150,000	155,625

		2,059,357

Metals & Mining - 4.8%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	200,000	210,254
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	38,000	39,140

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (A)	$ 60,000	$ 63,000
Constellium SE 6.63%, 03/01/2025 (A)	250,000	253,750
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	45,000	49,050
New Gold, Inc. 7.50%, 07/15/2027 (A)	185,000	199,893
Novelis Corp.
4.75%, 01/30/2030 (A)	45,000	45,635
5.88%, 09/30/2026 (A)	100,000	103,188

		963,910

Oil, Gas & Consumable Fuels - 3.5%
Cheniere Energy Partners, LP 5.63%, 10/01/2026	185,000	189,921
DCP Midstream Operating, LP 5.38%, 07/15/2025	38,000	39,900
DCP Midstream, LP Fixed until 12/15/2022 (C), 7.38% (D)	27,000	17,550
Hess Midstream Operations, LP 5.13%, 06/15/2028 (A)	115,000	114,425
NuStar Logistics, LP
5.63%, 04/28/2027	50,000	49,000
6.75%, 02/01/2021	50,000	50,437
Parkland Corp. 5.88%, 07/15/2027 (A)	140,000	144,492
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.50%, 03/01/2030 (A)	85,000	85,442

		691,167

Paper & Forest Products - 1.3%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	240,000	256,542

Pharmaceuticals - 0.7%
Bausch Health Cos., Inc. 6.13%, 04/15/2025 (A)	145,000	148,879

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	45,000	47,869

Road & Rail - 0.7%
Uber Technologies, Inc.
6.25%, 01/15/2028 (A)	5,000	5,069
8.00%, 11/01/2026 (A)	128,000	134,880

		139,949

Semiconductors & Semiconductor Equipment - 0.7%
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (A)	130,000	135,850

Software - 0.3%
Open Text Corp. 3.88%, 02/15/2028 (A)	50,000	50,789

Technology Hardware, Storage & Peripherals - 2.8%
Dell International LLC / EMC Corp.
6.02%, 06/15/2026 (A)	85,000	100,763
7.13%, 06/15/2024 (A)	95,000	98,447

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
NCR Corp.
5.00%, 10/01/2028 (A)	$ 15,000	$ 14,850
5.25%, 10/01/2030 (A)	9,000	8,910
6.13%, 09/01/2029 (A)	90,000	94,275
Seagate HDD Cayman 4.09%, 06/01/2029 (A)	130,000	140,076
Western Digital Corp. 4.75%, 02/15/2026	90,000	96,934

		554,255

Trading Companies & Distributors - 0.6%
United Rentals North America, Inc. 4.00%, 07/15/2030	115,000	117,311

Wireless Telecommunication Services - 2.5%
Altice France SA 7.38%, 05/01/2026 (A)	200,000	208,740
Sprint Corp. 7.88%, 09/15/2023	250,000	285,000

		493,740

Total Corporate Debt Securities (Cost $19,215,306)		19,030,257

	Shares	Value
PREFERRED STOCK - 1.6%
Banks - 1.6%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.07% (D)	12,550	323,037

Total Preferred Stock (Cost $301,319)		323,037

OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (F)	198,048	198,048

Total Other Investment Company (Cost $198,048)		198,048

Total Investments (Cost $19,714,673)		19,551,342
Net Other Assets (Liabilities) - 2.2%		437,620

Net Assets - 100.0%		$ 19,988,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$19,030,257	$—	$19,030,257
Preferred Stock	323,037	—	—	323,037
Other Investment Company	198,048	—	—	198,048

Total Investments	$521,085	$19,030,257	$—	$19,551,342

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $12,861,717, representing 64.3% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $329,446, collateralized by cash collateral of $198,048 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $138,400. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rate disclosed reflects the yield at October 31, 2020.
(G)	There were no transfers in or out of Level 3 during the period ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

Following the municipal rally that concluded in 2019, the global marketplace was flipped on its head in 2020 with the outbreak of the COVID-19 pandemic. The first quarter experienced U.S. Treasury yields hitting all-time lows in February, including negative yielding T-bills for the first time since 2015. The pandemic escalated in March as the number of positive cases rose, leading to a global slowdown and a flood to safe-haven assets. Shortly after, in March 2020, a liquidity crunch hit the market, causing municipal yields to rise 190 basis points (“bps”) to their peak when the 10-year muni rose to 2.79% and the 30-year hit 3.37%. Despite rate cuts from the U.S. Federal Reserve (“Fed”) and a record breaking $2 trillion stimulus package from Congress, markets remained volatile and saw the 10-year municipals/Treasury ratios hit 365%. The stimulus measures paused the record sell-off near the end of March. As the market settled, municipal yields returned to pre-COVID levels with 10-year municipal yields remaining below 1%.

As a result of the pandemic, local municipalities have struggled, sales tax collections have fallen, and transportation hubs have continued to experience slowdowns. Despite the economic struggles, a second stimulus package was not, as of the fiscal period end, passed through Congress with bipartisan support. In the meantime, municipalities have been able to access the Municipal Liquidity Facility (“MLF”) to raise capital through the Fed, although few issuers have tapped it as a resource due to its higher financing costs versus accessing the market directly through new issuance.

PERFORMANCE

For the year ended October 31, 2020, Transamerica High Yield Muni (Class A) returned 0.60%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, returned 1.23%.

STRATEGY REVIEW

The Fund continued to prefer a higher quality credit profile than the benchmark index, as evidenced by its approximate 45% weighting to investment-grade credits at the end of the fiscal year. The Fund underperformed the benchmark as interest rates declined in the period due to its shorter duration positioning. As of the fiscal year end, the Fund maintained duration at 5.19, more than a full year shorter than the index duration of 6.48. The yield curve steepened dramatically throughout the fiscal year as 1-year municipals tightened 90 bps, whereas the 20- to 30-year bucket tightened between 35 and 40 bps depending on the maturity.

The Fund’s allocation to A-rated credits was a contributor to performance as spreads tightened and retail demand rose throughout the year. The Fund’s high yield credits outperformed the benchmark over the fiscal year, and the Fund remained underweight by over 40% relative to the benchmark towards non-rated and below-investment-grade bonds.

Security selection in the housing sector was a contributor to performance versus the benchmark, though the Fund closed the period underweight. Relative to the benchmark, the Fund’s largest overweight was education, which generated positive returns and was a relative contributor to performance. However, the Fund was underweight in the leasing sector, the top performing sector for the Index, and this detracted from returns.

The Fund’s top performing state/territory was Colorado. Colorado was a top contributor due to an overweight allocation as well as strong credit selection. Puerto Rico was a detractor from active returns, as the Fund’s insured Puerto Rico bonds, which trade at premiums and much tighter spreads, underperformed the uninsured bonds held in the index which rallied in the period.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	97.1%
Repurchase Agreement	2.4
Corporate Debt Securities	0.8
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Fund Characteristics	Years
Average Maturity§	7.28
Duration†	5.19

Credit Quality ‡	Percentage of Net Assets
AAA	2.4%
AA	18.9
A	4.5
BBB	23.1
BB	16.2
B	1.7
Not Rated	33.5
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(2.65)%	3.31%	5.76%	07/31/2013
Class A (NAV)	0.60%	4.00%	6.24%	07/31/2013
Bloomberg Barclays High Yield Municipal Bond Index (A)	1.23%	5.78%	5.83%
Class C (POP)	(0.97)%	3.39%	5.64%	07/31/2013
Class C (NAV)	0.00%	3.39%	5.64%	07/31/2013
Class I (NAV)	0.58%	4.14%	6.40%	07/31/2013
Class I2 (NAV)	0.77%	N/A	3.08%	09/30/2016

(A) The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Municipal bond funds are expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the Fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 0.8%
Construction & Engineering - 0.4%
CalAtlantic Group, Inc. 5.88%, 11/15/2024	$ 350,000	$ 368,812

Food & Staples Retailing - 0.3%
Ingles Markets, Inc. 5.75%, 06/15/2023	225,000	226,688

Oil, Gas & Consumable Fuels - 0.0% (A)
Marathon Petroleum Corp. 5.13%, 04/01/2024	40,000	40,370

Software - 0.1%
Logan Merger Sub, Inc. 5.50%, 09/01/2027 (B) (C)	100,000	101,375

Total Corporate Debt Securities (Cost $704,770)		737,245

MUNICIPAL GOVERNMENT OBLIGATIONS - 97.1%
Alabama - 1.0%
County of Perry, General Obligation Unlimited
Series A,
5.50%, 12/01/2040	50,000	48,092
Series B,
7.38%, 12/01/2030	345,000	345,442
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (B)	500,000	507,950

		901,484

Arizona - 2.4%
Arizona Industrial Development Authority, Revenue Bonds
5.00%, 07/01/2055 (B)	395,000	398,729
Series B,
3.82%, 07/01/2044	400,000	393,616
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 4.63%, 07/01/2026 (B)	600,000	632,958
Industrial Development Authority of the County of Pima, Revenue Bonds, 6.95%, 07/01/2041	150,000	150,301
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (B)	500,000	513,450
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	110,000	121,833

		2,210,887

Arkansas - 0.1%
County of Independence Hydroelectric Power Revenue, Revenue Bonds, ACA, 5.30%, 05/01/2033	45,000	44,149
Saline County Property Owners Improvement District No. 49, General Obligation Limited, Series A, 5.75%, 02/01/2036	15,000	15,012

		59,161

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California - 5.3%
California County Tobacco Securitization Agency, Revenue Bonds
5.88%, 06/01/2035	$ 175,000	$ 175,150
Series A,
5.88%, 06/01/2043	40,000	40,035
California Municipal Finance Authority, Revenue Bonds, Series A, 5.50%, 06/01/2038 (B)	700,000	750,918
California Public Finance Authority, Revenue Bonds, 5.00%, 06/15/2049 (B)	250,000	253,967
California Statewide Communities Development Authority, Revenue Bonds
Series A,
5.25%, 12/01/2056 (B)	500,000	549,890
Series B,
6.00%, 12/01/2024	210,000	223,054
California Statewide Financing Authority, Revenue Bonds
Series A,
5.63%, 05/01/2029	20,000	20,068
Series B,
6.00%, 05/01/2037	55,000	55,187
Cypress School District, General Obligation Unlimited, Zero Coupon (D), 08/01/2050	100,000	97,942
Golden State Tobacco Securitization Corp., Revenue Bonds, Series A-1, 5.00%, 06/01/2047	2,000,000	2,056,920
Palomar Health, Revenue Bonds, 5.00%, 11/01/2028	45,000	53,453
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	50,000	50,070
Upland Community Facilities District, Special Tax, Series A, 3.50%, 09/01/2049	600,000	604,014

		4,930,668

Colorado - 9.4%
Aerotropolis Regional Transportation Authority, Revenue Bonds, 5.00%, 12/01/2051	290,000	295,156
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2047	500,000	511,900
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	937,000	961,043
Colorado Health Facilities Authority, Revenue Bonds
Series A,
4.00%, 12/01/2050	1,000,000	1,060,460
5.00%, 09/15/2053	250,000	265,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	$ 1,000,000	$ 1,054,110
Denver Connection West Metropolitan District, General Obligation Limited, Series A, 5.38%, 08/01/2047	500,000	513,705
Denver Health & Hospital Authority, Revenue Bonds, Series A, 4.00%, 12/01/2040	500,000	540,940
Denver International Business Center Metropolitan District No. 1, General Obligation Limited, 6.00%, 12/01/2048	500,000	519,390
High Plains Metropolitan District, General Obligation Unlimited, NATL, 4.00%, 12/01/2047	340,000	370,685
Painted Prairie Metropolitan District No. 2, General Obligation Limited, 5.25%, 12/01/2048	2,000,000	2,044,580
Park 70 Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2048	250,000	276,113
Public Authority for Colorado Energy, Revenue Bonds, 6.50%, 11/15/2038	70,000	107,899
Town of Frisco Marina Enterprise Revenue, Revenue Bonds, 5.00%, 12/01/2048	150,000	160,521

		8,682,355

Connecticut - 1.7%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds
Series A,
5.00%, 01/01/2055 (B)	500,000	524,445
Series B-1,
3.25%, 01/01/2027 (B)	275,000	276,419
Series J,
5.00%, 07/01/2037 - 07/01/2042	715,000	743,850
South Central Connecticut Regional Water Authority, Revenue Bonds, AGM, 4.50%, 08/01/2038	10,000	10,024

		1,554,738

Delaware - 1.0%
Delaware State Economic Development Authority, Revenue Bonds, 5.00%, 08/01/2054	835,000	917,055

District of Columbia - 0.2%
District of Columbia, Revenue Bonds, Series B, 5.00%, 07/01/2048	100,000	113,045

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds
6.50%, 05/15/2033	$ 10,000	$ 10,958
Series A,
Zero Coupon, 06/15/2046	100,000	20,709

		144,712

Florida - 5.0%
City of Tampa, Revenue Bonds, Series A, Zero Coupon, 09/01/2053	2,000,000	557,960
County of Lake, Revenue Bonds, 5.00%, 01/15/2054 (B)	825,000	851,969
Florida Development Finance Corp., Revenue Bonds
5.13%, 06/01/2040 (B) (E)	500,000	515,810
Series A,
4.00%, 06/01/2030	500,000	500,635
Miami-Dade County Industrial Development Authority, Revenue Bonds
Series A,
4.25%, 06/01/2030 (E)	660,000	654,133
5.00%, 06/01/2047 (E)	350,000	344,186
Northern Palm Beach County Improvement District, Special Assessment
4.50%, 08/01/2031	50,000	50,938
5.13%, 08/01/2022	5,000	5,170
St. Johns County Industrial Development Authority, Revenue Bonds
4.00%, 08/01/2055	1,000,000	1,055,860
Series B,
Fixed until 08/01/2024, 5.50% (F), 08/01/2044	60,000	64,995

		4,601,656

Georgia - 0.0% (A)
Atlanta Development Authority, Revenue Bonds, Series A, ACA, 6.25%, 07/01/2036	20,000	20,002

Hawaii - 0.4%
State of Hawaii, General Obligation Unlimited, 5.00%, 06/01/2026	30,000	30,106
State of Hawaii Department of Transportation, Revenue Bonds, 5.63%, 11/15/2027	295,000	295,310

		325,416

Idaho - 1.7%
Idaho Housing & Finance Association, Revenue Bonds
Series A,
5.00%, 06/01/2035	285,000	312,101
6.00%, 07/01/2049 - 07/01/2054 (B)	1,155,000	1,293,574

		1,605,675

Illinois - 13.9%
Chicago Board of Education, General Obligation Unlimited
Series A,
5.50%, 12/01/2039	25,000	25,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Chicago Board of Education, General Obligation Unlimited (continued)
Series A, AGM,
5.00%, 12/01/2035	$ 550,000	$ 657,492
City of Chicago, General Obligation Unlimited
7.52%, 01/01/2040	205,000	233,417
Series A,
5.00%, 01/01/2044	1,000,000	1,008,600
Series B,
5.43%, 01/01/2042	1,450,000	1,361,506
6.21%, 01/01/2032	250,000	263,545
Series C,
Zero Coupon, 01/01/2024	145,000	130,996
5.00%, 01/01/2026 - 01/01/2038	1,010,000	1,032,896
City of Chicago Waterworks Revenue, Revenue Bonds, 5.00%, 11/01/2026	40,000	43,370
Cook County Community College District No. 508, General Obligation Unlimited, 5.50%, 12/01/2038	500,000	527,165
Cook County School District No. 132, General Obligation Limited, Series A, AGM, 4.20%, 12/01/2027	361,000	419,366
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032	440,000	457,371
Series A,
5.00%, 11/01/2049	750,000	778,050
Lombard Public Facilities Corp., Revenue Bonds, Series A-2, ACA-CBI, 5.50%, 01/01/2025 (B) (C)	50,000	50,031
Metropolitan Pier & Exposition Authority, Revenue Bonds
5.00%, 06/15/2042	1,000,000	1,120,330
Series B,
5.00%, 06/15/2052	45,000	45,957
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.50%, 02/15/2031 - 02/15/2032	125,000	125,572
Southern Illinois University, Revenue Bonds
Series A, AGM,
4.50%, 04/01/2027	25,000	25,041
Series A, NATL,
Zero Coupon, 04/01/2026 - 04/01/2027	175,000	148,643
Series B1,
4.00%, 04/01/2035	20,000	18,765
State of Illinois, General Obligation Unlimited
4.13%, 03/01/2028	30,000	30,334
5.00%, 07/01/2021 - 08/01/2021	30,000	30,742
5.10% (D), 06/01/2033	680,000	667,699
6.63%, 02/01/2035	25,000	27,547
6.75%, 03/01/2029	115,000	127,684
7.10%, 07/01/2035	155,000	175,987
7.35%, 07/01/2035	20,000	22,681
Series A,
5.00%, 12/01/2034 - 05/01/2041	635,000	658,118

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Oak Lawn, General Obligation Unlimited
Series A,
3.35%, 12/01/2026	$ 315,000	$ 320,097
5.23%, 12/01/2024	600,000	592,512
Village of Rosemont, General Obligation Unlimited, Series A, AGC, 6.00%, 12/01/2035	15,000	18,340
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,480,000	1,483,700
Western Illinois University, Certificate of Participation
6.00%, 10/01/2025	15,000	14,999
6.38%, 10/01/2029	30,000	29,960
Will County Community High School District No. 210, General Obligation Unlimited
Series A,
3.25%, 01/01/2030	45,000	45,189
3.38%, 01/01/2033	25,000	25,041
5.00%, 01/01/2027	55,000	58,393

		12,802,464

Indiana - 0.6%
County of Knox, Revenue Bonds, Series A, 5.00%, 04/01/2037	10,000	10,242
Hamilton County Redevelopment Commission, Tax Allocation, 5.00%, 02/01/2025	60,000	60,071
Indiana Finance Authority, Revenue Bonds
5.00%, 10/01/2044	420,000	441,622
6.00%, 12/01/2026	60,000	56,751
Series A,
4.00%, 11/15/2026	15,000	15,587

		584,273

Iowa - 0.6%
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A,
6.50%, 06/01/2023	95,000	96,425
Series C,
5.38%, 06/01/2038	145,000	146,984
5.50%, 06/01/2042	100,000	101,368
5.63%, 06/01/2046	215,000	217,941

		562,718

Kansas - 0.2%
Kansas Rural Water Finance Authority, Revenue Bonds, 4.25%, 03/01/2038	25,000	25,178
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds, NATL, Zero Coupon, 12/01/2027	175,000	130,110

		155,288

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky - 0.0% (A)
Edmonson County Industrial Building Revenue, Revenue Bonds, 5.00%, 03/01/2027	$ 20,000	$ 20,007
Kentucky Area Development Districts, Certificate of Participation, Series M, 5.35%, 12/01/2028	25,000	25,010

		45,017

Louisiana - 1.1%
Louisiana Public Facilities Authority, Revenue Bonds, 5.00%, 05/15/2024	30,000	34,373
Parish of St. James, Revenue Bonds, Series 2, 6.35%, 07/01/2040 (B)	500,000	591,400
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds, Series A, 4.00%, 07/01/2043	330,000	362,171

		987,944

Maryland - 0.1%
Maryland Economic Development Corp., Revenue Bonds, 5.75%, 09/01/2025	50,000	50,126

Massachusetts - 0.6%
Massachusetts Development Finance Agency, Revenue Bonds
5.00%, 10/01/2049	500,000	535,355
Series I,
5.00%, 07/01/2023	20,000	22,111

		557,466

Michigan - 0.4%
County of Wayne, Revenue Bonds, 9.25%, 12/01/2025	240,000	241,478
Dearborn Brownfield Redevelopment Authority, General Obligation Limited, Series A, AGC, 5.50%, 05/01/2039	25,000	25,090
Detroit Local Development Finance Authority, Tax Allocation, Series A, ACA-CBI, 5.50%, 05/01/2021	25,000	25,035
Michigan Finance Authority, Revenue Bonds, Series B, 5.00%, 07/01/2021	50,000	51,199

		342,802

Minnesota - 4.2%
City of Deephaven, Revenue Bonds, Series A, 5.25%, 07/01/2037	80,000	87,082
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	375,000	391,395
City of International Falls, Revenue Bonds, 5.65%, 12/01/2022	65,000	64,580

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047	$ 200,000	$ 206,856
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds
Series A,
4.50%, 07/01/2028	550,000	563,222
5.00%, 07/01/2036 - 12/01/2050	1,765,000	1,820,374
Series B,
5.25%, 04/01/2043	400,000	404,580
Township of Baytown, Revenue Bonds
Series A,
4.00%, 08/01/2041	200,000	203,694
4.25%, 08/01/2046	120,000	122,945

		3,864,728

Mississippi - 0.0% (A)
Mississippi Development Bank, Revenue Bonds, Series A, 3.25%, 06/01/2021	25,000	25,041

Missouri - 0.1%
Health & Educational Facilities Authority, Revenue Bonds, 4.25%, 12/01/2042 (B) (C)	75,000	80,258

Montana - 0.2%
City of Forsyth, Revenue Bonds, Series A, 3.90% (F), 03/01/2031	135,000	142,609
Lewistown Special Improvement District No. 2005, Special Assessment, 4.60%, 07/01/2022	25,000	25,015

		167,624

Nevada - 0.2%
City of Reno, Special Assessment, 7.25%, 12/01/2025	40,000	40,029
County of Clark, Special Assessment, 4.00%, 08/01/2022	165,000	169,308

		209,337

New Jersey - 3.0%
Essex County Improvement Authority, Revenue Bonds
Series A,
5.00%, 12/01/2035 (G) (H)	500,000	450,000
5.13%, 12/01/2045 (G) (H)	30,000	27,000
New Jersey Economic Development Authority, Revenue Bonds
Series A,
5.13%, 09/01/2052 (B)	760,000	779,965
Series B,
6.50%, 04/01/2031 (C)	10,000	10,483
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 5.00%, 07/01/2030	40,000	46,032
Tobacco Settlement Financing Corp., Revenue Bonds, Series B, 5.00%, 06/01/2046	1,320,000	1,492,946

		2,806,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Mexico - 0.4%
Artesia Hospital District, General Obligation Unlimited, 4.00%, 08/01/2023	$ 400,000	$ 406,440

New York - 8.4%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	500,000	532,925
City of Elmira City, General Obligation Limited, 4.00%, 05/27/2021	790,000	790,640
New York City Industrial Development Agency, Revenue Bonds, FGIC, CPI + 0.89%, 2.20%, 03/01/2027	20,000	19,936
New York Counties Tobacco Trust I, Revenue Bonds, Series B, 6.50%, 06/01/2035	15,000	15,007
New York Counties Tobacco Trust IV, Revenue Bonds Series A, 5.00%, 06/01/2038 - 06/01/2045	315,000	318,311
New York Counties Tobacco Trust VI, Revenue Bonds
Series A-2B,
5.00%, 06/01/2045	850,000	892,092
Series C,
3.75%, 06/01/2045	1,760,000	1,624,023
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	117,281
New York Transportation Development Corp., Revenue Bonds, 5.00%, 10/01/2040	2,000,000	2,140,900
Port Authority of New York & New Jersey, Revenue Bonds
AGM-CR,
6.50%, 12/01/2028	50,000	50,804
NATL,
5.75%, 12/01/2022	660,000	668,177
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	63,740
Yonkers Economic Development Corp., Revenue Bonds, 5.00%, 10/15/2054	465,000	498,238

		7,732,074

North Carolina - 1.2%
North Carolina Medical Care Commission, Revenue Bonds, Series A, 5.00%, 10/01/2050	1,000,000	1,151,120

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio - 4.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series B-2, Class 2,
5.00%, 06/01/2055	$ 1,700,000	$ 1,818,745
Series B-3, Class 2,
Zero Coupon, 06/01/2057	2,000,000	283,160
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	1,410,000	1,281,056
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (C)	20,000	20,017
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040 (B) (C)	95,000	95,091
County of Greene, Revenue Bonds, Series A, ACA, 5.10%, 09/01/2029	110,000	110,039
County of Hamilton, Revenue Bonds, 5.00%, 01/01/2036	100,000	107,658

		3,715,766

Oregon - 2.2%
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2040	1,000,000	1,214,630
Series B,
6.75%, 06/15/2022 (B)	100,000	101,362
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Series B, 5.00%, 11/01/2039 (B)	600,000	711,630

		2,027,622

Pennsylvania - 0.9%
Cumberland County Municipal Authority, Revenue Bonds 5.00%, 01/01/2039 - 01/01/2045	650,000	646,632
Dallas Area Municipal Authority, Revenue Bonds, 5.00%, 05/01/2048	115,000	122,304
Montgomery County Industrial Development Authority, Revenue Bonds, Series A, 4.25%, 01/15/2029	60,000	61,939
Susquehanna Area Regional Airport Authority, Revenue Bonds, Series B, 9.88%, 01/01/2034	10,000	13,267

		844,142

Puerto Rico - 12.7%
Children’s Trust Fund, Revenue Bonds
5.38%, 05/15/2033	20,000	20,114
5.50%, 05/15/2039	55,000	56,324
5.63%, 05/15/2043	45,000	45,211
Commonwealth of Puerto Rico, General Obligation Unlimited
AGC-ICC,
5.50%, 07/01/2022	100,000	106,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
AGM,
5.13%, 07/01/2030	$ 275,000	$ 282,120
AGM-CR,
4.50%, 07/01/2023	75,000	75,111
5.00%, 07/01/2028	30,000	30,608
Series A, AGC-ICC,
5.00%, 07/01/2022 - 07/01/2033	620,000	632,573
5.25%, 07/01/2030	55,000	56,785
5.50%, 07/01/2029	245,000	279,420
Series A, AGM,
4.13%, 07/01/2023 - 07/01/2024	50,000	51,561
5.00%, 07/01/2035	265,000	277,481
5.38%, 07/01/2025	200,000	204,748
Series A-4, AGM,
5.00%, 07/01/2031	170,000	170,590
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	408,112
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	160,000	165,090
5.38%, 07/01/2028	30,000	31,100
5.50%, 07/01/2032	145,000	150,929
5.75%, 07/01/2037	650,000	679,425
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, AGC,
5.00%, 07/01/2028	195,000	198,955
5.13%, 07/01/2047	390,000	400,097
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	770,000	770,269
5.00%, 07/01/2027	210,000	214,259
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.63%, 07/01/2023	340,000	340,282
3.65%, 07/01/2024	210,000	210,107
Series RR, AGC,
5.00%, 07/01/2028	270,000	275,476
Series SS, AGM,
5.00%, 07/01/2030	110,000	112,231
Series TT, AGC-ICC,
5.00%, 07/01/2032	265,000	270,374
Series TT, AGM-CR,
5.00%, 07/01/2027	25,000	25,507
Series UU, AGC,
4.25%, 07/01/2027	365,000	365,190
5.00%, 07/01/2026	165,000	168,346
Series UU, AGM,
5.00%, 07/01/2021 - 07/01/2024	390,000	397,909
Series VV, AGM,
5.25%, 07/01/2027	70,000	78,169
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	55,000	56,115

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series AA, AGC-ICC,
5.00%, 07/01/2035	$ 85,000	$ 86,724
Series AA-1, AGM,
4.95%, 07/01/2026	175,000	178,080
Series CC, AGM,
5.25%, 07/01/2033 - 07/01/2036	290,000	333,852
Series CC, AGM-CR,
5.50%, 07/01/2029	75,000	86,141
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	580,000	591,763
Series E, AGM,
5.50%, 07/01/2023	150,000	161,291
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	305,000	311,185
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,025
5.00%, 07/01/2030	30,000	30,608
Series M, AGC-ICC,
5.00%, 07/01/2032	160,000	163,234
Series N, AGC,
5.25%, 07/01/2036	120,000	138,282
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	265,000	297,266
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.75%, 08/01/2022	140,000	140,448
5.00%, 08/01/2021 - 08/01/2030	990,000	1,010,078
Series A, AGM-CR,
4.75%, 08/01/2025	60,000	60,160
Puerto Rico Public Buildings Authority, Revenue Bonds
Series I, AGC-ICC,
5.00%, 07/01/2036	290,000	295,881
Series K, AGM,
5.25%, 07/01/2027	190,000	196,165
Series L, AGM-CR,
5.50%, 07/01/2021	65,000	66,726

		11,784,694

South Carolina - 0.4%
County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	350,000	351,431

Tennessee - 0.1%
Tennessee Housing Development Agency, Revenue Bonds, 3.05%, 07/01/2027	95,000	104,470

Texas - 6.1%
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	650,000	683,429
Cameron Education Corp., Revenue Bonds, Series A, ACA, 5.25%, 08/15/2036	40,000	40,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2034	$ 35,000	$ 35,121
Harris County-Houston Sports Authority, Revenue Bonds, NATL, Zero Coupon, 11/15/2023	10,000	9,234
Love Field Airport Modernization Corp., Revenue Bonds, 5.25%, 11/01/2040	125,000	125,346
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
5.00%, 07/01/2046 - 01/01/2055	1,950,000	1,949,369
Series A,
3.38%, 08/15/2021 (B)	255,000	255,530
Series A1,
5.00%, 07/01/2031 - 07/01/2046	55,000	55,289
Series B,
4.25%, 07/01/2036	815,000	645,293
Series D,
6.00%, 07/01/2026	95,000	89,933
Newark Higher Education Finance Corp., Revenue Bonds, 5.00%, 06/15/2048	50,000	50,666
Port Beaumont Navigation District Dock & Wharf Facility Revenue, Revenue Bonds, 4.00%, 01/01/2050 (B)	1,000,000	998,250
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 5.00%, 08/15/2036	435,000	454,040
Texas State Student Housing Corp., Revenue Bonds, 6.75%, 07/01/2021	5,000	4,999
Van Alstyne Economic Development Corp., Revenue Bonds, 4.00%, 08/15/2031	240,000	238,260

		5,634,801

Virginia - 0.8%
Buena Vista Public Recreational Facilities Authority, Revenue Bonds, Series A, ACA, 5.50%, 07/15/2035 (I)	50,000	50,028
Buena Vista Public Service Authority, Revenue Bonds
Series A,
5.13%, 01/01/2023	20,000	20,028
6.00%, 01/01/2027	50,000	50,066
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	375,000	396,011
Tobacco Settlement Financing Corp., Revenue Bonds, Series B1, 5.00%, 06/01/2047	190,000	190,802

		706,935

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	$ 90,000	$ 97,367

Wisconsin - 6.4%
Public Finance Authority, Revenue Bonds
5.00%, 04/01/2022 (C)	25,000	25,459
5.00%, 04/01/2050 (B)	135,000	142,032
5.00%, 06/15/2053	200,000	222,556
Series A,
5.00%, 06/15/2049 (B)	90,000	92,612
Series A, AGM,
4.00%, 07/01/2059	1,000,000	1,066,020
5.00%, 07/01/2054 - 07/01/2058	2,145,000	2,456,941
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
5.00%, 08/01/2039	500,000	468,720
Class B,
4.38%, 07/01/2038	850,000	801,448
Class C,
7.00%, 07/01/2043	750,000	669,127

		5,944,915

Total Municipal Government Obligations (Cost $87,661,413)		89,697,098

REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp., 0.00% (J), dated 10/30/2020, to be repurchased at $2,229,315 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $2,273,905.	$ 2,229,315	2,229,315

Total Repurchase Agreement (Cost $2,229,315)		2,229,315

Total Investments (Cost $90,595,498)		92,663,658
Net Other Assets (Liabilities) - (0.3)%		(244,246)

Net Assets - 100.0%		$ 92,419,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$737,245	$—	$737,245
Municipal Government Obligations	—	89,697,098	—	89,697,098
Repurchase Agreement	—	2,229,315	—	2,229,315

Total Investments	$—	$92,663,658	$—	$92,663,658

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $11,069,615, representing 12.0% of the Fund’s net assets.
(C)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Logan Merger Sub, Inc. 5.50%, 09/01/2027	08/14/2020	$100,010	$101,375	0.1%

Municipal Government Obligations	Lombard Public Facilities Corp. Revenue Bonds Series A-2, ACA-CBI 5.50%, 01/01/2025	08/30/2017	46,990	50,031	0.1

Municipal Government Obligations	Health & Educational Facilities Authority Revenue Bonds 4.25%, 12/01/2042	09/10/2019	78,020	80,258	0.1

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	10,535	10,483	0.0	(A)

Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	20,017	0.0	(A)

Municipal Government Obligations	Cleveland-Cuyahoga County Port Authority Revenue Bonds Series A 7.05%, 11/15/2040	04/11/2014	92,766	95,091	0.1

Municipal Government Obligations	Public Finance Authority Revenue Bonds 5.00%, 04/01/2022	05/01/2017	25,171	25,459	0.0	(A)

Total			$373,554	$382,714	0.4%

(D)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2020; the maturity dates disclosed are the ultimate maturity dates.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2020, the total value of such securities is $477,000, representing 0.5% of the Fund’s net assets.
(H)	Non-income producing securities.
(I)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the value of this security is $50,028, representing 0.1% of the Fund’s net assets.
(J)	Rate disclosed reflects the yield at October 31, 2020.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CPI	Consumer Price Index
ICC	Insured Custody Certificate
CR	Custodial Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

Coming into the end of 2019, U.S. macro numbers were as good as they have been since the 2008 Global Financial Crisis, China had been stimulating its economy, corporate spreads ended the year at the tight end of their range, commodity prices had steadily improved, and oil ended the year at $61 per barrel. The federal funds rate’s lower bound was 1.50% in November 2019 and the 10-year Treasury yield had been steadily rising along with the improving economy and closed the year at 1.92%. Inflation-linked securities had performed on par with the nominal curve and 10-year breakevens ended the year at 179 basis points. The U.S. dollar (“USD”) had risen into September 2019 and then sold off as the U.S. Federal Reserve (the “Fed”) stepped in to support the repurchase market, which had shown signs of strain.

However, the environment changed rapidly with the onset of the Covid-19 pandemic in late February and early March. The economic deterioration occurred across the board, but impacted commodity-linked corporates especially negatively. During the height of the crisis, the strengthening dollar and U.S. nominal Treasuries led performance in a global flight to quality. However, the second half of the fiscal year saw the USD weaken versus the G7 currencies. Even with corporate credit spreads tightening, the outperformance of credit was overshadowed by the volatility of the USD.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Inflation Opportunities (Class A) returned 5.99%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Global Inflation Linked Bond Index, returned 7.19%.

STRATEGY REVIEW

The USD’s volatility was the main driver of Fund performance over the fiscal year ended October 31, 2020. The peak to trough of the U.S. dollar index was over 10% during the period, and that made for a challenging environment for any USD-denominated fund measured against the Fund’s benchmark. Foreign exchange exposure was the main detractor from relative performance during the period while the Fund’s overweight to U.S. Treasurys Inflation Protected Securities and security selection within the asset class were additive to relative performance.

The strategy was well positioned for the market environment leading into the end of 2019. Given the bullish pre-COVID-19 backdrop described above, the Fund was underweight duration and overweight commodity-linked corporate bonds. During the initial flight to quality caused by the first wave of the pandemic, the strengthening dollar led to strong relative Fund performance due to an overweight to the USD. However, the Fund’s overweight to the USD detracted from relative performance during the second half of the period.

The top performing inflation-index-linked countries for the period were New Zealand, U.S., and Canada, all of which the Fund was overweight, and thereby contributed to performance. The Fund was underweight U.K. inflation-linked bonds (or linkers), which hurt performance during the period. We favored the natural-resource-heavy countries of Canada, Australia, and New Zealand, during the period and continue to favor commodity-based credits.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	52.5%
Corporate Debt Securities	23.4
Foreign Government Obligations	21.2
Other Investment Company	2.3
Short-Term Investment Company	1.4
Asset-Backed Security	0.4
Preferred Stock	0.1
Net Other Assets (Liabilities) ^	(1.3)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	9.41
Duration †	7.87

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	52.5%
AAA	6.8
AA	8.3
A	5.6
BBB	18.8
BB	3.6
B	0.1
Not Rated	5.6
Net Other Assets (Liabilities) ^	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.97%	2.61%	1.56%	03/01/2014
Class A (NAV)	5.99%	3.61%	2.31%	03/01/2014
Bloomberg Barclays Global Inflation Linked Bond Index (A)	7.19%	4.02%	2.83%
Class C (POP)	4.23%	2.85%	1.55%	03/01/2014
Class C (NAV)	5.23%	2.85%	1.55%	03/01/2014
Class I (NAV)	6.33%	3.87%	2.56%	03/01/2014
Class I2 (NAV)	6.23%	3.91%	2.61%	03/01/2014
Class R6 (NAV)	6.33%	N/A	3.82%	07/25/2016

(A) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the return of principal and income derived from these securities are not guaranteed and can fluctuate based on firm profitability and economic conditions. Interest payment on inflation-related debt securities will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITY - 0.4%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$383,471	$399,958

Total Asset-Backed Security (Cost $383,372)		399,958

CORPORATE DEBT SECURITIES - 23.4%
Banks - 11.2%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 11/16/2020 (C)	726,000	700,256
Bank of America Corp.
CPI-YoY + 1.10%, 2.09% (B), 11/19/2024, MTN	1,000,000	1,003,870
4.18%, 11/25/2027, MTN	528,000	604,173
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	452,000	546,160
Barclays Bank PLC CPI-YoY + 1.00%, 1.99% (B), 05/22/2023, MTN (D) (E) (F)	2,600,000	2,650,700
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	321,000	316,586
BNP Paribas SA Fixed until 09/30/2027, 1.90% (B), 09/30/2028 (A)	609,000	606,321
Citigroup, Inc. 4.65%, 07/23/2048	710,000	920,306
Corestates Capital II 3-Month LIBOR + 0.65%, 0.89% (B), 01/15/2027 (A)	269,000	247,577
Credit Agricole SA Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	701,000	765,055
Natwest Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (G)	EUR 800,000	952,712
Fixed until 08/28/2030, 3.03% (B), 11/28/2035	$ 381,000	369,540
UniCredit SpA Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	621,000	628,975
Zions Bancorp NA 3.25%, 10/29/2029	288,000	288,916

		10,601,147

Building Products - 0.1%
Masco Corp. 2.00%, 10/01/2030	69,000	68,935

Capital Markets - 1.7%
Deutsche Bank AG Fixed until 09/18/2023, 2.22% (B), 09/18/2024	235,000	237,368
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B) (H)	702,000	670,761
Morgan Stanley CPI-YoY + 2.00%, 2.99% (B), 04/25/2023 - 06/09/2023	643,000	665,641

		1,573,770

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.5%
Dow Chemical Co. 5.25%, 11/15/2041	$ 198,000	$ 244,853
LYB International Finance III LLC 3.63%, 04/01/2051	207,000	206,724

		451,577

Food Products - 0.5%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (A)	371,000	428,609

Insurance - 1.0%
Athene Holding, Ltd. 3.50%, 01/15/2031	207,000	208,739
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.41% (B), 02/12/2067 (A)	898,000	783,552

		992,291

Metals & Mining - 2.7%
Anglo American Capital PLC 2.63%, 09/10/2030 (A)	207,000	207,156
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	216,000	228,937
Glencore Funding LLC 4.00%, 04/16/2025 (A)	226,000	248,828
Newcrest Finance Pty, Ltd.
4.20%, 05/13/2050 (A) (H)	115,000	133,606
5.75%, 11/15/2041 (A)	446,000	591,281
Steel Dynamics, Inc.
3.25%, 01/15/2031	92,000	99,410
3.45%, 04/15/2030	65,000	71,377
Teck Resources, Ltd.
3.90%, 07/15/2030	149,000	156,246
6.25%, 07/15/2041	650,000	743,305
Vale Overseas, Ltd. 3.75%, 07/08/2030	88,000	92,663

		2,572,809

Multi-Utilities - 0.2%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.39% (B), 05/15/2067	219,000	178,100

Oil, Gas & Consumable Fuels - 5.2%
Apache Corp.
4.25%, 01/15/2030	300,000	265,125
4.88%, 11/15/2027	50,000	46,925
BP Capital Markets America, Inc. 3.00%, 02/24/2050	533,000	499,918
Cenovus Energy, Inc. 4.25%, 04/15/2027	397,000	404,170
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	99,000	103,434
Enable Midstream Partners, LP 4.95%, 05/15/2028	253,000	242,652
Enbridge, Inc. Fixed until 07/5/2027, 5.50% (B), 07/15/2077	731,000	698,178
Energy Transfer Operating, LP
5.80%, 06/15/2038	315,000	321,173
Fixed until 02/15/2023 (C), 6.25% (B)	691,000	463,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners, LP Fixed until 12/15/2022 (C), 6.00% (B)	$ 133,000	$ 55,860
Enterprise Products Operating LLC
3.20%, 02/15/2052	247,000	228,225
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	243,000	229,477
Kinder Morgan, Inc. 5.05%, 02/15/2046	155,000	174,065
MPLX, LP
2.65%, 08/15/2030	191,000	183,811
4.25%, 12/01/2027	346,000	383,581
Fixed until 02/15/2023 (C), 6.88% (B) (H)	348,000	292,376
Noble Energy, Inc. 3.85%, 01/15/2028	113,000	129,126
Valero Energy Corp. 2.15%, 09/15/2027	169,000	161,412

		4,882,962

Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (A)	264,000	281,779

Total Corporate Debt Securities (Cost $21,858,569)		22,031,979

FOREIGN GOVERNMENT OBLIGATIONS - 21.2%
Australia - 3.0%
Australia Government Bond 0.75%, 11/21/2027 (G)	AUD 3,500,000	2,853,923

Canada - 3.4%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 4,040,418	3,181,749

Italy - 1.9%
Italy Buoni Poliennali del Tesoro 0.55%, 05/21/2026 (G)	EUR 1,496,130	1,762,506

Mexico - 3.5%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 17,990,054	851,664
4.50%, 12/04/2025	45,959,991	2,485,737

		3,337,401

New Zealand - 5.1%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (G)	NZD 5,850,000	4,849,955

Spain - 1.2%
Spain Government Inflation-Linked Bond
0.30%, 11/30/2021	EUR 2,100	2,479
1.00%, 11/30/2030 (G)	833,176	1,137,813

		1,140,292

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom - 3.1%
U.K. Gilt Inflation-Linked
0.13%, 03/22/2029 - 03/22/2044 (G)	GBP 907,888	$ 2,081,974
1.25%, 11/22/2032 (G)	398,521	828,585

		2,910,559

Total Foreign Government Obligations (Cost $19,996,877)		20,036,385

U.S. GOVERNMENT OBLIGATIONS - 52.5%
U.S. Treasury - 0.6%
U.S. Treasury Note 1.50%, 02/15/2030	$500,000	530,781

U.S. Treasury Inflation-Protected Securities - 51.9%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2045	2,538,418	3,166,610
1.00%, 02/15/2046	2,084,015	2,752,229
1.38%, 02/15/2044	2,453,286	3,429,521
2.13%, 02/15/2040	841,701	1,270,442
2.38%, 01/15/2025	2,895,396	3,333,438
3.38%, 04/15/2032	1,757,016	2,629,210
3.88%, 04/15/2029	2,055,183	2,919,885
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2021 - 01/15/2030	10,319,771	10,818,102
0.13%, 04/15/2025 (H)	1,811,088	1,914,188
0.25%, 01/15/2025 - 07/15/2029	2,926,106	3,186,256
0.38%, 07/15/2023 - 07/15/2027	4,481,480	4,816,801
0.50%, 01/15/2028	1,580,430	1,756,222
0.63%, 04/15/2023 - 01/15/2026	5,980,422	6,397,845
1.13%, 01/15/2021	522,746	523,471

		48,914,220

Total U.S. Government Obligations (Cost $43,870,884)		49,445,001

	Shares	Value
PREFERRED STOCK - 0.1%
Banks - 0.1%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (B)	3,100	78,275

Total Preferred Stock (Cost $74,547)		78,275

SHORT-TERM INVESTMENT COMPANY - 1.4%
Money Market Fund - 1.4%
State Street Institutional U.S. Government Money Market Fund, 0.03 (I)	1,377,314	1,377,314

Total Short-Term Investment Company (Cost $1,377,314)		1,377,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
OTHER INVESTMENT COMPANY - 2.3%
Securities Lending Collateral - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (I)	2,135,000	$ 2,135,000

Total Other Investment Company (Cost $2,135,000)		2,135,000

Total Investments (Cost $89,696,563)		95,503,912
Net Other Assets (Liabilities) - (1.3)%		(1,270,732)

Net Assets - 100.0%		$94,233,180

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/14/2021	USD	1,431,363	AUD	2,017,000	$13,044	$—
JPMS	01/14/2021	USD	3,885,163	EUR	3,291,000	45,111	—
JPMS	01/14/2021	USD	2,860,040	GBP	2,200,000	8,249	—
JPMS	01/14/2021	USD	3,093,367	MXN	66,000,000	7,827	—
JPMS	01/14/2021	USD	3,313,602	NZD	4,996,855	9,532	—

Total						$83,763	$—

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$399,958	$—	$399,958
Corporate Debt Securities	—	19,381,279	2,650,700	22,031,979
Foreign Government Obligations	—	20,036,385	—	20,036,385
U.S. Government Obligations	—	49,445,001	—	49,445,001
Preferred Stock	78,275	—	—	78,275
Short-Term Investment Company	1,377,314	—	—	1,377,314
Other Investment Company	2,135,000	—	—	2,135,000

Total Investments	$3,590,589	$89,262,623	$2,650,700	$95,503,912

Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$83,763	$—	$83,763

Total Other Financial Instruments	$—	$83,763	$—	$83,763

Level 3 Rollforward

Investments	Beginning Balance at October 31, 2019	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2020 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2020
Corporate Debt Securities	$2,603,900	$—	$—	$2,448	$—	$44,352	$2,650,700	$—	$2,650,700	$44,352

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION (continued):

Transfers
Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (E)	$—	$—	$2,650,700	$—

Quantitative Information About Significant Unobservable Inputs (Level 3):

Investments	Value at October 31, 2020	Valuation Technique	Unobservable Input Used as of October 31, 2020	Range of Input Values	Weighted Average of Input Values
Corporate Debt Securities	$ 2,650,700	Market Quotation	Last Traded Price	$ 101.95 - $ 101.95	—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $5,639,283, representing 6.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the value of the security is $2,650,700, representing 2.8% of the Fund’s net assets.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $14,467,468, representing 15.4% of the Fund’s net assets.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,502,697, collateralized by cash collateral of $2,135,000 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $419,095. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Rates disclosed reflect the yields at October 31, 2020.
(J)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2020. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).
(L)	Total value of Level 3 securities is 2.8% of the Fund’s net assets.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

(unaudited)

MARKET ENVIRONMENT

Coming into the end of 2019, U.S. macro numbers were as good as they have been since the 2008 Global Financial Crisis, China had been stimulating its economy, corporate spreads ended the year at the tight end of their range, commodity prices had steadily improved, and oil ended the year at $61 per barrel. The federal funds rate’s lower bound was 1.50% in November 2019 and the 10-year Treasury yield had been steadily rising along with the improving economy and closed the year at 1.92%. Inflation-linked securities had performed on par with the nominal curve and 10-year breakevens ended the year at 179 basis points. The U.S. dollar had risen into September 2019 and then sold off as the U.S. Federal Reserve (the “Fed”) stepped in to support the repurchase market, which had shown signs of strain.

However, the environment changed rapidly with the onset of the Covid-19 pandemic in late February and early March. The economic deterioration occurred across the board, but impacted commodity-linked corporates especially negatively.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Inflation-Protected Securities (Class R4) returned 7.39%. By comparison, its benchmark, the Bloomberg Barclays US Treasury Inflation Protected Securities Index, returned 9.09%.

STRATEGY REVIEW

The strategy was well positioned for the market environment leading into the end of 2019. Given the bullish pre-COVID-19 backdrop described above, the Fund was slightly underweight duration and overweight commodity-linked corporate bonds, and maintained some slight foreign exchange exposure due to an accommodative Fed helping the short-term repurchase and Treasury markets.

As markets unraveled with COVID-19 concerns, owning anything but U.S. government bonds hurt relative performance given that the benchmark is 100% U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund was positioned with roughly 80% U.S. TIPS, so while owning other asset classes proved to be the right strategy at the end of 2019, these allocations detracted from performance as the market saw a flight to quality. For the fiscal year ended October 31, 2020, U.S. TIPS outperformed all other assets in the Fund. While the non-U.S. TIPS holdings have recovered over the period, they have not yet caught up to their pre-crisis highs.

Security selection within the U.S. TIPS asset class was a positive contributor to performance over the period, but yield curve positioning (underweight U.S. duration) detracted from performance during the period.

We favor natural-resource-heavy countries of Canada, Australia, and New Zealand during the period, and continue to do so. The first four months of the year damaged the corporate credit market and that market continues to recover gradually, though it is still away from the tights of 2019, and we continue to favor commodity-based credits. The Fund’s Commercial Mortgage Backed Securities weight was reduced in late 2019, and while not contributing to overall performance during the period, the decision to reduce that exposure was beneficial.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	81.2%
Foreign Government Obligations	9.2
Corporate Debt Securities	8.9
Other Investment Company	0.6
Mortgage-Backed Security	0.5
Short-Term Investment Company	0.0 *
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.89
Duration †	7.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	81.2%
AAA	4.7
AA	4.3
A	1.6
BBB	6.4
BB	0.8
Not Rated	1.4
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	7.59%	N/A	4.29%	04/21/2017
Class R (NAV)	7.08%	N/A	3.80%	04/21/2017
Class R4 (NAV)	7.39%	3.71%	2.59%	09/11/2000
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	9.09%	4.42%	3.24%

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 8.9%
Banks - 4.3%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 11/16/2020 (B)	$394,000	$380,029
Bank of America Corp.
Fixed until 07/23/2030, 1.90% (A), 07/23/2031, MTN	588,000	580,844
4.18%, 11/25/2027, MTN	508,000	581,287
Fixed until 04/24/2037, 4.24% (A), 04/24/2038	425,000	513,535
BNP Paribas SA Fixed until 09/30/2027, 1.90% (A), 09/30/2028 (C)	363,000	361,403
Citigroup, Inc. 4.65%, 07/23/2048	747,000	968,266
Credit Agricole SA Fixed until 01/10/2028, 4.00% (A), 01/10/2033 (C)	449,000	490,028
JPMorgan Chase & Co. Fixed until 05/13/2030, 2.96% (A), 05/13/2031	278,000	296,056
Natwest Group PLC
Fixed until 08/28/2030, 3.03% (A), 11/28/2035	200,000	193,984
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	390,000	423,274

		4,788,706

Building Products - 0.0% (D)
Masco Corp. 2.00%, 10/01/2030	39,000	38,963

Capital Markets - 0.1%
Deutsche Bank AG Fixed until 09/18/2023, 2.22% (A), 09/18/2024	150,000	151,512

Chemicals - 0.1%
LYB International Finance III LLC 3.63%, 04/01/2051	126,000	125,832

Food Products - 0.2%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	200,000	231,056

Insurance - 0.5%
Athene Holding, Ltd. 3.50%, 01/15/2031	126,000	127,058
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.41% (A), 02/12/2067 (C)	487,000	424,933

		551,991

Media - 0.1%
Comcast Corp. 4.60%, 10/15/2038	86,000	109,601

Metals & Mining - 1.1%
Anglo American Capital PLC 2.63%, 09/10/2030 (C)	207,000	207,156
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	200,000	211,979
Newcrest Finance Pty, Ltd. 4.20%, 05/13/2050 (C)	62,000	72,031

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Newmont Corp. 2.25%, 10/01/2030	$ 148,000	$ 152,655
Steel Dynamics, Inc.
3.25%, 01/15/2031	50,000	54,027
3.45%, 04/15/2030	31,000	34,041
Teck Resources, Ltd.
3.90%, 07/15/2030	82,000	85,988
6.25%, 07/15/2041	284,000	324,767
Vale Overseas, Ltd. 3.75%, 07/08/2030	49,000	51,596

		1,194,240

Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.39% (A), 05/15/2067	119,000	96,776

Oil, Gas & Consumable Fuels - 2.3%
Apache Corp.
4.25%, 01/15/2030	140,000	123,725
4.88%, 11/15/2027	28,000	26,278
BP Capital Markets America, Inc. 3.00%, 02/24/2050	263,000	246,676
Cenovus Energy, Inc. 4.25%, 04/15/2027	166,000	168,998
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	45,000	47,016
Enable Midstream Partners, LP 4.95%, 05/15/2028	169,000	162,088
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	397,000	379,175
Energy Transfer Operating, LP
5.80%, 06/15/2038	171,000	174,351
Fixed until 02/15/2023 (B), 6.25% (A) (E)	375,000	251,512
Enterprise Products Operating LLC
3.20%, 02/15/2052	138,000	127,511
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	132,000	124,654
Kinder Morgan, Inc. 5.05%, 02/15/2046 (E)	88,000	98,824
MPLX, LP
2.65%, 08/15/2030	108,000	103,935
4.25%, 12/01/2027	187,000	207,311
Fixed until 02/15/2023 (B), 6.88% (A)	189,000	158,790
Noble Energy, Inc. 3.85%, 01/15/2028	62,000	70,848
Valero Energy Corp. 2.15%, 09/15/2027	98,000	93,600

		2,565,292

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (C)	118,000	125,946

Total Corporate Debt Securities (Cost $9,636,065)		9,979,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 9.2%
Australia - 1.7%
Australia Government Bond 0.75%, 11/21/2027 (F)	AUD 2,300,000	$ 1,875,435

Canada - 2.5%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 3,586,901	2,824,614

Italy - 0.8%
Italy Buoni Poliennali del Tesoro 0.55%, 05/21/2026 (F)	EUR 749,385	882,808

New Zealand - 2.9%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 3,900,000	3,233,303

United Kingdom - 1.3%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2024 - 03/22/2044 (F)	GBP 871,203	1,479,773

Total Foreign Government Obligations (Cost $9,646,847)		10,295,933

MORTGAGE-BACKED SECURITY - 0.5%
Jackson Park Trust Series 2019-LIC, Class A, 2.77%, 10/14/2039 (C)	$500,000	524,576

Total Mortgage-Backed Security (Cost $496,059)		524,576

U.S. GOVERNMENT OBLIGATIONS - 81.2%
U.S. Treasury Inflation-Protected Securities - 81.2%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	1,010,880	1,160,288
0.63%, 02/15/2043	50,868	61,474
0.75%, 02/15/2042 - 02/15/2045	3,599,162	4,468,929
1.00%, 02/15/2046 - 02/15/2048	4,503,547	6,009,731
1.38%, 02/15/2044	2,286,029	3,195,708
1.75%, 01/15/2028	2,561,736	3,088,393
2.00%, 01/15/2026	2,795,633	3,264,830
2.13%, 02/15/2040 - 02/15/2041	2,847,674	4,316,357
2.38%, 01/15/2025 - 01/15/2027	4,646,388	5,510,056
2.50%, 01/15/2029	1,053,005	1,359,940
3.38%, 04/15/2032	529,155	791,830
3.63%, 04/15/2028	763,254	1,034,641
3.88%, 04/15/2029	2,529,456	3,593,705

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2021 - 01/15/2030	$ 21,431,126	$ 22,217,568
0.13%, 04/15/2025 (E)	573,511	606,160
0.25%, 01/15/2025	2,962,629	3,139,615
0.38%, 07/15/2023 - 07/15/2027	11,426,844	12,256,706
0.50%, 01/15/2028	1,053,550	1,170,737
0.63%, 04/15/2023 - 01/15/2026	9,397,204	10,020,065
0.75%, 07/15/2028	1,035,360	1,180,823
1.13%, 01/15/2021	2,732,538	2,736,327

Total U.S. Government Obligations (Cost $82,779,897)		91,183,883

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.0% (D)
Money Market Fund - 0.0% (D)
State Street Institutional U.S. Government Money Market Fund, 0.03% (G)	31,014	31,014

Total Short-Term Investment Company (Cost $31,014)		31,014

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (G)	619,608	619,608

Total Other Investment Company (Cost $619,608)		619,608

Total Investments (Cost $103,209,490)		112,634,929
Net Other Assets (Liabilities) - (0.4)%		(412,573)

Net Assets - 100.0%		$112,222,356

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/14/2021	USD	1,525,746	AUD	2,150,000	$13,904	$—
JPMS	01/14/2021	USD	2,364,466	CAD	3,110,000	29,222	—
JPMS	01/14/2021	USD	844,087	EUR	715,000	9,801	—
JPMS	01/14/2021	USD	1,448,220	GBP	1,114,000	4,177	—
JPMS	01/14/2021	USD	2,837,612	NZD	4,279,070	8,163	—

Total						$65,267	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Inflation-Protected Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$9,979,915	$—	$9,979,915
Foreign Government Obligations	—	10,295,933	—	10,295,933
Mortgage-Backed Security	—	524,576	—	524,576
U.S. Government Obligations	—	91,183,883	—	91,183,883
Short-Term Investment Company	31,014	—	—	31,014
Other Investment Company	619,608	—	—	619,608

Total Investments	$650,622	$111,984,307	$—	$112,634,929

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$65,267	$—	$65,267

Total Other Financial Instruments	$—	$65,267	$—	$65,267

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $2,437,129, representing 2.2% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $842,374, collateralized by cash collateral of $619,608 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $239,940. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $7,471,319, representing 6.7% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2020.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns, followed by high yield, then investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross Domestic Product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Intermediate Bond (Class R4) returned 5.49%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 6.19%.

STRATEGY REVIEW

Over the past year, the Fund remained overweight to spread-based assets relative to the benchmark, given the portfolio management team’s views on expected risk-adjusted returns of the assets. Portions of securitized credit tied to commercial real estate were negatively affected by changes to the economy due to COVID-19, and commercial mortgage-backed securities (“CMBS”) and other portions of the structured market detracted from returns in the period, though, in most cases, we continue to believe they offer attractive investment opportunities given their robust structural protections and an improving economic backdrop.

Within investment grade corporate credit, financials were preferred over industrials due to strong capital positions and lower expected event risk. During the period, portfolio managers became more biased toward intermediate-dated credit given the steeper credit curves compared to short-dated corporate credit.

During the one-year period, relative performance for the portfolio was driven by the overweight to spread-based assets. Carry contributed positively to relative returns but was offset by negative contributions from spread factors. Risk-based assets rallied during the second and third quarters, but not enough to offset losses during the first quarter. Yield curve positioning was also a detractor as Treasury rates moved lower.

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark’s Treasury holdings contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities (“RMBS”). These positives were partially offset by the portfolio’s allocation to shorter duration CMBS and Asset Backed Securities.

Security selection within investment grade corporate credit detracted from returns. Within investment grade corporate credit, an overweight allocation to communications and security selection in consumer non-cyclicals and capital goods contributed positively to relative returns. Security selection in transportation and overweight allocations to energy and REITs detracted.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	36.7%
U.S. Government Obligations	21.1
U.S. Government Agency Obligations	19.7
Commercial Paper	13.5
Mortgage-Backed Securities	10.4
Asset-Backed Securities	6.9
Short-Term U.S. Government Obligations	3.3
Repurchase Agreement	2.0
Foreign Government Obligations	1.4
Other Investment Company	0.8
Municipal Government Obligations	0.7
Preferred Stocks	0.1
Net Other Assets (Liabilities)	(16.6)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.99
Duration †	6.06

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	44.1%
AAA	14.5
AA	4.2
A	11.1
BBB	24.4
BB	3.3
B	0.2
CCC and Below	0.2
Not Rated	14.6
Net Other Assets (Liabilities)	(16.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	5.74%	N/A	4.82%	03/24/2017
Class I3 (NAV)	5.83%	N/A	4.80%	03/24/2017
Class R (NAV)	5.29%	N/A	4.28%	03/24/2017
Class R4 (NAV)	5.49%	4.00%	3.72%	09/11/2000
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in the Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. The value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 6.9%
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.15% (A), 07/18/2027 (B)	$6,990,194	$6,921,760
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (B)	722,214	722,751
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 1.43% (A), 10/18/2030 (B)	11,780,000	11,699,837
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	642,777	657,140
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 1.44% (A), 01/20/2030 (B)	2,743,714	2,700,372
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (B)	604,993	638,711
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (B)	878,000	919,778
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (B)	1,152,593	1,243,358
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (B)	2,095,245	2,146,277
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (A), 04/25/2057 (B)	546,389	552,110
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 09/22/2031 (B)	453,847	454,791
Series 2016-1A, Class A, 2.25%, 12/20/2033 (B)	1,822,226	1,826,205
Series 2019-1A, Class A, 2.89%, 11/20/2036 (B)	999,409	1,025,969
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (B)	11,450,000	11,460,879
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (B)	10,770,000	10,787,985
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (B)	1,240,000	1,241,111
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.41% (A), 01/20/2031 (B)	3,600,000	3,557,416
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (B)	5,918,000	5,936,798

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust
Series 2015-AA, Class A, 2.88%, 09/08/2027 (B)	$ 520,053	$ 524,311
Series 2018-A, Class A, 3.10%, 11/08/2030 (B)	1,824,825	1,866,839
Series 2018-A, Class B, 3.35%, 11/08/2030 (B)	1,493,026	1,516,212
Series 2019-A, Class A, 3.06%, 04/09/2038 (B)	1,062,461	1,091,424
Palmer Square CLO, Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.32% (A), 07/20/2030 (B)	6,450,000	6,364,060
RAAC Trust Series 2007-RP4, Class A, 1-Month LIBOR + 0.35%, 0.50% (A), 11/25/2046 (B)	621,952	586,081
Sierra Timeshare Receivables Funding LLC Series 2016-2A, Class A, 2.33%, 07/20/2033 (B)	578,491	580,954
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (B)	1,839,177	1,854,682
Towd Point Mortgage Trust
Series 2015-4, Class A1B, 2.75% (A), 04/25/2055 (B)	295,371	296,980
Series 2015-5, Class A1B, 2.75% (A), 05/25/2055 (B)	1,944,269	1,960,475
Series 2015-6, Class A1B, 2.75% (A), 04/25/2055 (B)	1,489,800	1,514,661
Series 2016-2, Class A1A, 2.75% (A), 08/25/2055 (B)	1,741,633	1,783,500
Series 2016-3, Class A1, 2.25% (A), 04/25/2056 (B)	2,722,706	2,754,693
Series 2016-4, Class A1, 2.25% (A), 07/25/2056 (B)	2,225,523	2,260,748
Series 2017-1, Class A1, 2.75% (A), 10/25/2056 (B)	2,751,151	2,819,831
Series 2017-2, Class A1, 2.75% (A), 04/25/2057 (B)	3,285,215	3,372,937
Series 2017-3, Class A1, 2.75% (A), 07/25/2057 (B)	1,009,453	1,038,659
Series 2018-1, Class A1, 3.00% (A), 01/25/2058 (B)	9,189,919	9,590,344
Series 2020-4, Class A1, 1.75%, 10/25/2060 (B)	3,994,000	4,066,160
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (B)	3,945,000	4,048,112
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (B)	2,368,879	2,382,475
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (B)	3,347,655	3,386,962
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.36% (A), 10/20/2028 (B)	7,991,408	7,928,676

Total Asset-Backed Securities (Cost $127,059,780)		128,083,024

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES - 36.7%
Aerospace & Defense - 0.7%
BAE Systems PLC 3.40%, 04/15/2030 (B)	$ 2,003,000	$ 2,228,087
Boeing Co.
3.50%, 03/01/2039	2,225,000	2,015,039
5.15%, 05/01/2030	3,665,000	4,050,306
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025 (B)	1,592,000	1,751,744
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	2,149,000	2,345,324

		12,390,500

Airlines - 0.6%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	186	172
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	2,692,057	2,732,130
JetBlue Pass-Through Trust 2.75%, 11/15/2033	4,325,607	4,213,366
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	136,102	140,600
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,603,117	2,517,097
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,951,176	1,657,056

		11,260,421

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	2,046,000	2,230,647

Automobiles - 0.2%
General Motors Co.
4.88%, 10/02/2023	2,058,000	2,245,904
6.25%, 10/02/2043	811,000	997,570

		3,243,474

Banks - 5.5%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (A), 02/13/2031, MTN	8,921,000	9,233,257
Fixed until 06/19/2040, 2.68% (A), 06/19/2041, MTN	2,845,000	2,872,425
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	4,142,000	4,601,431
Barclays Bank PLC 10.18%, 06/12/2021 (B)	6,042,000	6,362,429
Barclays PLC 5.20%, 05/12/2026	1,652,000	1,856,303
CIT Group, Inc. 4.13%, 03/09/2021	555,000	558,469
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (A), 10/27/2028	7,839,000	8,709,658
Commerzbank AG 8.13%, 09/19/2023 (B)	5,316,000	6,102,291
Credit Agricole SA 3.25%, 01/14/2030 (B)	4,080,000	4,356,535
Danske Bank A/S Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	4,622,000	4,898,960

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Discover Bank 3.45%, 07/27/2026	$ 4,042,000	$ 4,439,094
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (B)	2,945,000	3,107,999
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (A), 05/13/2031	5,622,000	5,987,136
Fixed until 04/22/2040, 3.11% (A), 04/22/2041	3,970,000	4,250,620
4.13%, 12/15/2026	4,481,000	5,192,507
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (A), 11/07/2023	2,121,000	2,206,158
Fixed until 07/09/2024, 3.87% (A), 07/09/2025	2,481,000	2,706,114
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (B)	5,003,000	5,258,862
Natwest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	2,959,000	2,869,993
Santander UK Group Holdings PLC 5.63%, 09/15/2045 (B)	2,250,000	2,841,001
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	5,485,000	5,436,241
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	6,475,000	7,324,035
Fixed until 06/15/2024 (D), 5.90% (A)	2,083,000	2,101,161

		103,272,679

Beverages - 0.8%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	842,000	955,046
4.44%, 10/06/2048	2,483,000	2,887,218
4.75%, 01/23/2029	2,909,000	3,522,872
Constellation Brands, Inc.
3.15%, 08/01/2029	1,485,000	1,626,493
3.70%, 12/06/2026	1,061,000	1,209,048
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	2,703,000	3,014,914
Pernod Ricard SA 4.45%, 01/15/2022 (B)	2,330,000	2,438,899

		15,654,490

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	1,317,000	1,454,546
4.05%, 11/21/2039 (B)	1,787,000	2,049,247
Amgen, Inc. 2.20%, 02/21/2027	2,816,000	2,958,322
Biogen, Inc. 2.25%, 05/01/2030	1,859,000	1,873,305
Gilead Sciences, Inc. 4.15%, 03/01/2047	895,000	1,058,971

		9,394,391

Building Products - 0.1%
Carrier Global Corp. 2.72%, 02/15/2030 (B)	2,471,000	2,579,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 2.1%
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	$ 3,730,000	$ 4,127,111
Deutsche Bank AG Fixed until 09/18/2030, 3.55% (A), 09/18/2031	2,673,000	2,716,952
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	3,440,000	5,011,968
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	3,885,000	3,853,487
Lazard Group LLC 4.50%, 09/19/2028	4,899,000	5,649,549
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031, MTN	3,503,000	3,733,386
3.70%, 10/23/2024, MTN	4,716,000	5,240,861
5.00%, 11/24/2025	2,327,000	2,742,785
UBS AG 7.63%, 08/17/2022	4,959,000	5,522,393

		38,598,492

Chemicals - 0.4%
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (B)	2,787,000	2,802,657
Syngenta Finance NV 3.93%, 04/23/2021 (B)	3,870,000	3,919,657

		6,722,314

Commercial Services & Supplies - 0.6%
Ashtead Capital, Inc. 4.25%, 11/01/2029 (B)	1,623,000	1,732,146
ERAC USA Finance LLC
2.70%, 11/01/2023 (B)	3,323,000	3,487,363
3.85%, 11/15/2024 (B)	2,280,000	2,503,258
Waste Connections, Inc. 2.60%, 02/01/2030	2,470,000	2,629,486

		10,352,253

Communications Equipment - 0.2%
Nokia OYJ 3.38%, 06/12/2022	3,636,000	3,713,265

Construction & Engineering - 1.1%
Quanta Services, Inc. 2.90%, 10/01/2030	2,099,000	2,190,807
SBA Tower Trust
2.84%, 01/15/2050 (B)	9,589,000	10,159,307
3.17%, 04/09/2047 (B)	3,423,000	3,462,240
3.45%, 03/15/2048 (B)	4,919,000	5,237,864

		21,050,218

Construction Materials - 0.4%
CRH America Finance, Inc. 4.50%, 04/04/2048 (B)	2,162,000	2,519,239
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (B)	4,153,000	4,910,512

		7,429,751

Consumer Finance - 0.4%
Ally Financial, Inc. 3.88%, 05/21/2024	2,337,000	2,513,325

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
American Express Co. 4.05%, 12/03/2042	$ 1,567,000	$ 1,947,528
BMW US Capital LLC 2.80%, 04/11/2026 (B)	3,613,000	3,889,913

		8,350,766

Containers & Packaging - 0.0% (E)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023 (B) (F)	174,000	176,175

Diversified Consumer Services - 0.0% (E)
President & Fellows of Harvard College 3.62%, 10/01/2037	491,000	574,346

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023	2,876,000	2,986,743
6.50%, 07/15/2025	736,000	810,888
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	5,865,000	6,106,635
Element Fleet Management Corp. 3.85%, 06/15/2025 (B)	2,390,000	2,542,605

		12,446,871

Diversified Telecommunication Services - 1.1%
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,295,000	2,358,113
Level 3 Financing, Inc. 3.40%, 03/01/2027 (B)	2,673,000	2,859,495
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	1,039,830
Verizon Communications, Inc.
1.68%, 10/30/2030 (B)	6,559,000	6,480,288
2.99%, 10/30/2056 (B)	7,743,000	7,842,754

		20,580,480

Electric Utilities - 1.8%
Appalachian Power Co. 3.40%, 06/01/2025	3,399,000	3,721,679
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	345,000	429,695
DTE Electric Co. 4.30%, 07/01/2044	4,094,000	5,046,420
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	9,107,000	10,185,287
Duke Energy Progress LLC 3.60%, 09/15/2047	1,530,000	1,755,062
Entergy Arkansas LLC 3.70%, 06/01/2024	838,000	918,364
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	2,542,000	2,662,323
5.30%, 06/01/2042	397,000	553,771
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,745,000	2,595,289
PacifiCorp
3.60%, 04/01/2024	3,188,000	3,482,628
5.75%, 04/01/2037	301,000	417,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	$ 1,628,000	$ 1,783,763

		33,551,513

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp. 2.80%, 02/15/2030	2,790,000	3,045,659
Arrow Electronics, Inc. 3.88%, 01/12/2028	2,026,000	2,253,244
Keysight Technologies, Inc. 4.60%, 04/06/2027	3,039,000	3,541,825

		8,840,728

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	3,648,000	3,901,062
Schlumberger Investment SA 3.65%, 12/01/2023	629,000	676,736

		4,577,798

Equity Real Estate Investment Trusts - 1.9%
Agree, LP 2.90%, 10/01/2030	1,359,000	1,397,428
American Tower Trust #1 3.65%, 03/15/2048 (B)	2,000,000	2,199,627
Corporate Office Properties, LP 2.25%, 03/15/2026	1,319,000	1,334,553
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	2,578,000	2,735,310
Equinix, Inc. 5.38%, 05/15/2027	2,855,000	3,112,419
Federal Realty Investment Trust 1.25%, 02/15/2026	2,448,000	2,441,180
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	2,441,000	2,603,286
Healthpeak Properties, Inc. 3.50%, 07/15/2029	2,242,000	2,486,586
Highwoods Realty, LP 3.05%, 02/15/2030	3,133,000	3,225,076
Life Storage, LP 4.00%, 06/15/2029	2,326,000	2,635,140
Mid-America Apartments, LP 1.70%, 02/15/2031	1,633,000	1,583,084
National Retail Properties, Inc. 2.50%, 04/15/2030	2,703,000	2,678,707
Realty Income Corp. 3.25%, 01/15/2031	1,317,000	1,440,604
Weyerhaeuser Co. 4.00%, 04/15/2030	3,090,000	3,585,649
WP Carey, Inc. 2.40%, 02/01/2031	1,069,000	1,055,371

		34,514,020

Food & Staples Retailing - 0.5%
Sysco Corp. 3.30%, 07/15/2026	3,329,000	3,630,040
Walmart, Inc. 3.63%, 12/15/2047	4,540,000	5,537,180

		9,167,220

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 0.2%
Campbell Soup Co. 2.38%, 04/24/2030	$ 3,596,000	$ 3,712,031

Health Care Equipment & Supplies - 0.8%
Abbott Laboratories 1.40%, 06/30/2030	1,391,000	1,387,758
Alcon Finance Corp. 2.75%, 09/23/2026 (B)	1,862,000	2,017,347
Boston Scientific Corp. 4.70%, 03/01/2049	2,810,000	3,636,294
Danaher Corp. 2.60%, 10/01/2050	2,590,000	2,575,575
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	2,900,000	3,144,742
Smith & Nephew PLC 2.03%, 10/14/2030	2,672,000	2,658,129

		15,419,845

Health Care Providers & Services - 1.5%
Anthem, Inc. 2.25%, 05/15/2030	2,615,000	2,687,325
Centene Corp. 3.38%, 02/15/2030	2,847,000	2,957,321
Cigna Corp. 2.40%, 03/15/2030	2,542,000	2,637,029
CVS Health Corp.
2.70%, 08/21/2040	1,949,000	1,860,715
3.75%, 04/01/2030	3,846,000	4,360,834
HCA, Inc.
4.13%, 06/15/2029	1,049,000	1,190,421
5.25%, 04/15/2025	1,007,000	1,166,355
Health Care Service Corp. 2.20%, 06/01/2030 (B)	2,951,000	3,015,549
Quest Diagnostics, Inc. 4.20%, 06/30/2029	4,194,000	4,941,215
UnitedHealth Group, Inc. 2.00%, 05/15/2030	2,395,000	2,492,230

		27,308,994

Household Durables - 0.2%
D.R. Horton, Inc. 4.38%, 09/15/2022	3,547,000	3,758,940

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc. 3.75%, 12/01/2027	2,099,000	2,359,555
General Electric Co. 6.88%, 01/10/2039, MTN	1,563,000	2,069,786

		4,429,341

Insurance - 1.4%
American International Group, Inc.
4.20%, 04/01/2028	2,783,000	3,239,973
4.25%, 03/15/2029	2,220,000	2,621,412
CNA Financial Corp. 3.90%, 05/01/2029	2,494,000	2,832,422
Markel Corp. 3.35%, 09/17/2029	4,808,000	5,278,133
Pacific LifeCorp 3.35%, 09/15/2050 (B)	1,495,000	1,529,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (A), 10/01/2050 (C)	$ 4,336,000	$ 4,433,560
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	5,272,000	6,000,516

		25,935,977

Interactive Media & Services - 0.7%
Alphabet, Inc. 1.10%, 08/15/2030	3,033,000	2,963,262
Baidu, Inc. 4.38%, 05/14/2024	5,327,000	5,840,310
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (B)	3,690,000	3,921,604

		12,725,176

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	2,325,000	2,336,940

IT Services - 0.3%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	1,699,000	1,957,822
Fiserv, Inc. 3.50%, 07/01/2029	3,077,000	3,454,209

		5,412,031

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	1,528,000	2,148,210

Machinery - 0.1%
Xylem, Inc. 1.95%, 01/30/2028	1,786,000	1,845,422

Media - 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	2,022,000	2,303,461
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (B)	2,020,000	1,959,400
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (B) (D)	2,806,000	2,841,075
NBCUniversal Media LLC 4.45%, 01/15/2043	3,081,000	3,892,856
ViacomCBS, Inc. 4.20%, 05/19/2032	1,651,000	1,899,504

		12,896,296

Metals & Mining - 0.3%
Anglo American Capital PLC
4.00%, 09/11/2027 (B)	3,796,000	4,197,902
4.75%, 04/10/2027 (B)	905,000	1,040,947
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	1,125,000	1,162,125

		6,400,974

Multi-Utilities - 0.3%
Black Hills Corp. 4.25%, 11/30/2023	2,683,000	2,930,488
CMS Energy Corp.
3.88%, 03/01/2024	407,000	443,198
4.88%, 03/01/2044	547,000	704,451

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	$ 1,171,000	$ 1,222,861

		5,300,998

Oil, Gas & Consumable Fuels - 2.6%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	1,754,000	1,686,736
BP Capital Markets PLC 3.12%, 05/04/2026	5,007,000	5,442,411
CNOOC Petroleum North America ULC 5.88%, 03/10/2035	110,000	152,498
Energy Transfer Operating, LP
4.90%, 02/01/2024	1,606,000	1,716,941
5.15%, 03/15/2045	936,000	870,216
5.95%, 10/01/2043	725,000	728,792
7.60%, 02/01/2024	2,269,000	2,574,111
Enterprise Products Operating LLC 4.25%, 02/15/2048	5,576,000	5,984,451
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	3,919,000	4,254,279
Noble Energy, Inc. 3.25%, 10/15/2029	2,295,000	2,539,442
Occidental Petroleum Corp. 5.55%, 03/15/2026	6,303,000	5,483,610
Petroleos Mexicanos
6.84%, 01/23/2030	4,604,000	4,115,976
6.88%, 08/04/2026	2,785,000	2,673,321
7.69%, 01/23/2050	641,000	532,626
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	1,738,000	1,666,577
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	1,621,000	1,759,873
Shell International Finance BV
2.50%, 09/12/2026	2,894,000	3,141,303
3.75%, 09/12/2046	1,603,000	1,761,262
Williams Cos., Inc.
5.40%, 03/04/2044	614,000	672,318
7.88%, 09/01/2021	601,000	636,860

		48,393,603

Pharmaceuticals - 1.1%
AstraZeneca PLC
4.00%, 01/17/2029	1,224,000	1,461,138
4.38%, 08/17/2048	1,339,000	1,744,774
Bayer US Finance II LLC 4.38%, 12/15/2028 (B)	2,430,000	2,801,888
Bristol-Myers Squibb Co. 3.20%, 06/15/2026	1,443,000	1,615,273
Merck & Co., Inc. 3.40%, 03/07/2029	1,699,000	1,962,172
Royalty Pharma PLC 2.20%, 09/02/2030 (B)	3,000,000	2,952,735
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	3,325,000	4,100,423
Upjohn, Inc. 2.30%, 06/22/2027 (B)	1,396,000	1,443,998
Zoetis, Inc. 2.00%, 05/15/2030	1,822,000	1,867,817

		19,950,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services - 0.3%
Equifax, Inc. 2.60%, 12/01/2024	$ 2,246,000	$ 2,389,971
Experian Finance PLC 2.75%, 03/08/2030 (B) (C)	2,782,000	2,989,038

		5,379,009

Road & Rail - 0.6%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (B)	5,789,000	5,614,736
5.50%, 01/15/2026 (B)	1,741,000	1,778,331
CSX Corp. 3.80%, 11/01/2046 - 04/15/2050	3,489,000	4,026,695

		11,419,762

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp. 2.88%, 05/11/2024	1,960,000	2,105,230
KLA Corp. 3.30%, 03/01/2050	2,434,000	2,556,563
Lam Research Corp.
1.90%, 06/15/2030	2,076,000	2,135,155
3.75%, 03/15/2026	1,944,000	2,232,181
Micron Technology, Inc. 2.50%, 04/24/2023	1,410,000	1,467,429
NVIDIA Corp. 2.85%, 04/01/2030	2,695,000	2,986,266
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (B)	1,277,000	1,402,513
QUALCOMM, Inc. 3.25%, 05/20/2027 - 05/20/2050	4,144,000	4,592,479
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (B)	2,585,000	2,701,325
TSMC Global, Ltd. 1.38%, 09/28/2030 (B)	6,766,000	6,613,265
Xilinx, Inc. 2.38%, 06/01/2030	2,775,000	2,831,626

		31,624,032

Software - 0.6%
Adobe, Inc. 2.15%, 02/01/2027	2,565,000	2,731,495
Infor, Inc. 1.75%, 07/15/2025 (B)	2,869,000	2,950,121
Intuit, Inc. 1.35%, 07/15/2027	1,953,000	1,966,976
Microsoft Corp. 3.30%, 02/06/2027	2,908,000	3,303,681

		10,952,273

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.
2.65%, 05/11/2050	2,086,000	2,104,180
2.85%, 02/23/2023	1,411,000	1,486,079
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	2,344,000	2,778,684
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	2,674,000	2,951,855
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	488,000	525,948

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 4.75%, 02/15/2026	$ 5,945,000	$ 6,403,062

		16,249,808

Tobacco - 0.5%
Altria Group, Inc. 3.40%, 05/06/2030	2,434,000	2,644,598
BAT Capital Corp.
2.26%, 03/25/2028	4,811,000	4,796,650
4.91%, 04/02/2030	2,324,000	2,708,779

		10,150,027

Wireless Telecommunication Services - 1.1%
America Movil SAB de CV
3.13%, 07/16/2022	2,675,000	2,770,189
4.38%, 07/16/2042	2,100,000	2,522,136
Crown Castle Towers LLC
3.22%, 05/15/2042 (B)	3,550,000	3,586,693
3.72%, 07/15/2043 (B)	3,233,000	3,389,565
Sprint Corp.
7.25%, 09/15/2021	1,520,000	1,583,202
7.88%, 09/15/2023	1,290,000	1,470,600
T-Mobile USA, Inc. 3.88%, 04/15/2030 (B)	3,813,000	4,283,372

		19,605,757

Total Corporate Debt Securities (Cost $642,606,756)		684,027,503

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Brazil - 0.1%
Brazil Government International Bond 4.25%, 01/07/2025	1,440,000	1,566,000

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	2,200,000	2,422,772

Colombia - 0.3%
Colombia Government International Bond
4.00%, 02/26/2024	810,000	862,974
4.50%, 01/28/2026 (C)	3,650,000	4,042,412

		4,905,386

Indonesia - 0.3%
Indonesia Government International Bond
4.75%, 01/08/2026 (B)	4,060,000	4,694,213
5.38%, 10/17/2023 (B)	900,000	1,013,381

		5,707,594

Mexico - 0.2%
Mexico Government International Bond 3.75%, 01/11/2028	3,987,000	4,314,412

Panama - 0.1%
Panama Government International Bond 3.88%, 03/17/2028	1,335,000	1,511,901

Peru - 0.1%
Peru Government International Bond 7.35%, 07/21/2025	1,010,000	1,290,285

Poland - 0.0% (E)
Republic of Poland Government International Bond 3.00%, 03/17/2023	500,000	529,893

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (B)	$ 913,000	$ 979,193

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (B)	2,547,000	2,584,899

Total Foreign Government Obligations (Cost $23,871,076)		25,812,335

MORTGAGE-BACKED SECURITIES - 10.4%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month LIBOR + 0.31%, 0.46% (A), 08/25/2035	499,777	436,088
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	813,369	780,849
Series 2005-51, Class 3A3A,
1-Month LIBOR + 0.64%, 0.79% (A), 11/20/2035	515,971	465,204
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	5,332,628	3,111,841
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	911,023	678,276
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.34% (A), 03/20/2035	5,657	5,757
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (B)	9,060,000	9,040,480
Series 2012-TFT, Class C,
3.47% (A), 06/05/2030 (B)	7,195,000	4,065,939
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (B)	2,530,000	2,498,083
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (B)	1,100,000	1,133,027
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 3.15% (A), 11/25/2034	29,198	29,017
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
3.87% (A), 02/25/2034	31,009	30,746
Series 2005-3, Class 1A2,
1-Month LIBOR + 0.58%, 0.73% (A), 04/25/2035	100,048	90,369
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	874,201	936,465
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	2,065,000	2,234,814
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (A), 01/25/2035 (B)	461,898	485,009
Series 2015-A, Class A1,
3.50% (A), 06/25/2058 (B)	1,200,823	1,231,529
Series 2015-PS1, Class A1,
3.75% (A), 09/25/2042 (B)	673,683	692,557
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (A), 09/25/2064 (B)	2,758,126	2,908,490

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (A), 08/10/2050	$ 565,000	$ 618,072
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (B)	125,389	125,083
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (B)	4,005,000	3,798,245
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	4,680,000	5,081,288
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (B)	8,340,000	8,885,887
Series 2016-GCT, Class C,
3.46% (A), 08/10/2029 (B)	4,900,000	4,916,630
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (B)	7,035,000	6,014,239
CSMC Trust
Series 2014-11R, Class 17A1,
1-Month LIBOR + 0.15%, 0.30% (A), 12/27/2036 (B)	831,917	816,407
Series 2014-4R, Class 21A1,
1-Month LIBOR + 0.33%, 0.81% (A), 12/27/2035 (B)	1,363,253	1,360,069
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (B)	6,050,000	6,080,566
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 4.30% (A), 03/18/2035	10,007	9,662
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (A), 04/10/2031 (B)	4,664,567	4,611,955
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month LIBOR + 0.56%, 0.71% (A), 06/19/2034	225,081	227,127
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (B)	4,498,000	4,536,263
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month LIBOR + 0.80%, 0.95% (A), 10/25/2034	11,651	11,584
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.32% (A), 08/25/2037	365,971	305,361
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (B)	6,488,150	5,143,347
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (B)	4,800,000	1,386,634
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.70% (A), 02/25/2034	23,413	23,266
Series 2006-A2, Class 5A1,
2.98% (A), 11/25/2033	18,584	19,088
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	185,326	112,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 3.01% (A), 11/25/2035 (B)	$ 266,415	$ 202,612
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month LIBOR + 0.64%, 0.79% (A), 10/25/2028	11,963	11,812
Series 2004-A1, Class 2A1,
3.14% (A), 02/25/2034	74,396	74,626
Series 2005-A3, Class A1,
1-Month LIBOR + 0.27%, 0.42% (A), 04/25/2035	1,156	1,155
Series 2005-A4, Class 2A2,
3.30% (A), 07/25/2035	74,746	71,681
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,800,000	1,860,667
Series 2013-C11, Class B,
4.35% (A), 08/15/2046	1,035,000	1,012,621
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (B)	13,747,000	13,706,397
Morgan Stanley Resecuritization Trust
Series 2014-R3, Class 2A,
3.00% (A), 07/26/2048 (B)	1,898,620	1,898,396
Series 2014-R4, Class 4A,
2.84% (A), 11/21/2035 (B)	306,425	305,925
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.55% (A), 08/15/2034 (B)	16,983,809	16,632,555
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (A), 12/25/2052 (B)	1,320,722	1,360,877
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (A), 01/25/2054 (B)	559,739	601,064
Series 2014-2A, Class A3,
3.75% (A), 05/25/2054 (B)	432,592	466,426
Series 2014-3A, Class AFX3,
3.75% (A), 11/25/2054 (B)	1,432,554	1,530,195
Series 2015-2A, Class A1,
3.75% (A), 08/25/2055 (B)	1,985,448	2,143,738
Series 2016-2A, Class A1,
3.75% (A), 11/26/2035 (B)	1,854,964	2,000,445
Series 2016-3A, Class A1B,
3.25% (A), 09/25/2056 (B)	2,580,744	2,739,777
Series 2017-1A, Class A1,
4.00% (A), 02/25/2057 (B)	3,167,442	3,426,106
Series 2017-2A, Class A3,
4.00% (A), 03/25/2057 (B)	1,380,206	1,486,706
Series 2017-3A, Class A1,
4.00% (A), 04/25/2057 (B)	7,877,064	8,496,488
Series 2017-4A, Class A1,
4.00% (A), 05/25/2057 (B)	2,840,719	3,098,374
Series 2018-1A, Class A1A,
4.00% (A), 12/25/2057 (B)	1,473,296	1,588,710

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2019-4A, Class A1B,
3.50% (A), 12/25/2058 (B)	$ 10,245,454	$ 10,849,314
Series 2019-5A, Class A1B,
3.50% (A), 08/25/2059 (B)	2,482,650	2,597,774
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (B)	10,807,000	11,212,755
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (B)	6,500,000	5,135,000
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (A), 01/11/2037 (B)	4,200,000	3,869,379
RALI Trust Series 2007-QO4, Class A1A, 1-Month LIBOR + 0.19%, 0.34% (A), 05/25/2047	467,278	426,946
RBSSP Resecuritization Trust Series 2009-7, Class 5A4, 1-Month LIBOR + 0.40%, 0.55% (A), 06/26/2037 (B)	34,994	34,902
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
3.31% (A), 07/25/2035	268,068	198,526
Series 2007-3, Class 3A1,
3.86% (A), 04/25/2047	692,956	455,452
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month LIBOR + 0.70%, 0.85% (A), 01/19/2034	20,256	19,725
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	6,983,000	6,913,405
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A,
1-Month LIBOR + 0.58%, 0.73% (A), 07/25/2045	27,269	26,166
Series 2007-OA6, Class 1A1B,
12-MTA + 0.81%, 1.69% (A), 07/25/2047	90,863	9,854
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	3,034,614

Total Mortgage-Backed Securities (Cost $204,358,162)		194,438,815

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
California - 0.5%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	340,000	565,134

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
State of California, General Obligation Unlimited
7.30%, 10/01/2039	$ 1,270,000	$ 2,052,422
7.60%, 11/01/2040	2,820,000	4,994,276
7.70%, 11/01/2030	1,650,000	1,650,000
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	315,000	417,807

		9,679,639

Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	290,000	417,878

New Jersey - 0.1%
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	431,000	706,271

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	355,000	424,892
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	340,000	525,474
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	330,000	449,925
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	570,000	735,255

		2,135,546

Total Municipal Government Obligations (Cost $11,342,474)		12,939,334

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.7%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.36%, 1.89% (A), 05/01/2037	25,117	25,959
6-Month LIBOR + 1.57%, 2.06% (A), 04/01/2037	33,106	34,010
12-Month LIBOR + 1.80%, 2.33% (A), 09/01/2037	11,186	11,711
12-Month LIBOR + 1.73%, 2.35% (A), 09/01/2035	240,653	251,628
6-Month LIBOR + 1.57%, 2.45% (A), 02/01/2037	4,739	4,766
12-Month LIBOR + 1.66%, 3.70% (A), 01/01/2038	68,572	71,667
6-Month LIBOR + 2.12%, 3.71% (A), 05/01/2037	6,516	6,574

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
12-Month LIBOR + 1.75%, 3.76% (A), 12/01/2034	$ 10,540	$ 11,042
12-Month LIBOR + 1.90%, 3.90% (A), 02/01/2041	99,847	103,559
5.00%, 12/01/2035	326,969	378,146
6.00%, 05/01/2031	230,923	266,684
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	8,996,848	9,595,980
3.01%, 07/25/2025	12,812,000	14,097,424
3.06% (A), 08/25/2024	4,990,000	5,391,591
3.17%, 10/25/2024	2,140,000	2,343,994
3.49%, 01/25/2024	6,965,000	7,549,955
Federal National Mortgage Association
6-Month LIBOR + 0.93%, 1.39% (A), 08/01/2037	2,563	2,609
6-Month LIBOR + 1.53%, 2.03% (A), 08/01/2034	1,706	1,714
6-Month LIBOR + 1.51%, 2.43% (A), 01/01/2035	7,713	7,967
12-Month LIBOR + 1.74%, 2.80% (A), 08/01/2035	24,795	26,033
3.50%, 07/01/2028 - 01/01/2029	1,904,659	2,066,022
12-Month LIBOR + 1.75%, 3.75% (A), 03/01/2041	58,595	58,899
12-Month LIBOR + 1.82%, 3.82% (A), 03/01/2041	10,876	10,966
4.50%, 02/01/2025 - 04/01/2025	90,317	95,696
5.00%, 04/01/2039 - 11/01/2039	8,266,292	9,540,840
5.50%, 04/01/2036 - 12/01/2041	3,789,603	4,481,828
6.00%, 02/01/2034 - 01/01/2040	3,459,066	4,077,835
6.50%, 06/01/2038 - 05/01/2040	1,447,228	1,732,326
Government National Mortgage Association, Interest Only STRIPS 0.71% (A), 02/16/2053	4,318,695	161,063
Uniform Mortgage-Backed Security
2.00%, TBA (G)	46,018,000	47,626,649
2.50%, TBA (G)	28,633,000	29,807,050
3.00%, TBA (G)	108,581,000	113,484,848
3.50%, TBA (G)	89,577,000	94,592,962
4.00%, TBA (G)	18,536,000	19,799,489

Total U.S. Government Agency Obligations (Cost $364,431,540)		367,719,486

U.S. GOVERNMENT OBLIGATIONS - 21.1%
U.S. Treasury - 17.3%
U.S. Treasury Bond
1.25%, 05/15/2050 (C)	3,042,000	2,763,467
2.00%, 02/15/2050 (C)	12,640,000	13,759,825
2.25%, 08/15/2046	3,501,000	4,008,919
2.50%, 02/15/2045 - 05/15/2046	42,510,200	50,883,263
2.75%, 08/15/2042 (C)	14,697,500	18,301,258
2.75%, 11/15/2047	1,522,000	1,915,699
2.88%, 08/15/2045 (C)	6,203,000	7,919,244
2.88%, 05/15/2049	3,692,500	4,779,335
3.00%, 05/15/2042 - 08/15/2048 (C)	13,602,300	17,681,486

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.13%, 02/15/2042 - 05/15/2048	$ 11,750,200	$ 15,492,462
3.50%, 02/15/2039	10,202,000	13,959,604
3.63%, 02/15/2044	20,901,600	29,734,975
4.50%, 02/15/2036 (C)	6,799,200	10,052,192
4.75%, 02/15/2037 (C)	3,783,000	5,817,397
5.25%, 02/15/2029	12,153,100	16,599,426
U.S. Treasury Note
0.13%, 05/31/2022	2,637,000	2,635,970
0.25%, 05/31/2025	3,253,000	3,239,658
0.63%, 05/15/2030 - 08/15/2030	20,732,000	20,309,242
1.50%, 02/15/2030 (C)	18,973,700	20,141,768
1.63%, 08/15/2029 (C)	4,823,000	5,171,726
1.75%, 05/15/2023	2,351,200	2,444,513
1.75%, 11/15/2029 (C)	4,439,000	4,811,113
2.25%, 11/15/2025 (C)	2,711,500	2,962,737
2.25%, 11/15/2027	14,589,400	16,217,600
2.38%, 02/29/2024	1,579,000	1,691,319
2.63%, 12/15/2021 - 02/15/2029 (C)	4,153,400	4,549,670
2.75%, 02/15/2028	6,022,000	6,920,125
2.88%, 05/15/2028 (C)	9,871,100	11,465,128
2.88%, 08/15/2028	5,293,700	6,165,506

		322,394,627

U.S. Treasury Inflation-Protected Securities - 3.8%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	8,613,263	10,384,028
2.50%, 01/15/2029	19,852,762	25,639,532
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	33,270,882	35,151,467

		71,175,027

Total U.S. Government Obligations (Cost $345,575,581)		393,569,654

	Shares	Value
PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.59% (A)	52,502	1,438,555

Electric Utilities - 0.0% (E)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (A)	7,998	176,756

Total Preferred Stocks (Cost $1,614,154)		1,615,311

	Principal	Value
COMMERCIAL PAPER - 13.5%
Banks - 4.3%
Concord Minutemen Capital Co. 0.20% (H), 11/19/2020	$19,670,000	19,668,361
HSBC Bank PLC 0.20% (H), 01/07/2021	7,150,000	7,146,985
Macquarie Bank, Ltd. 0.19% (H), 01/15/2021	4,400,000	4,398,240

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Manhattan Asset Funding Co. LLC
0.16% (H), 12/01/2020	$ 11,000,000	$ 10,998,514
0.20% (H), 02/03/2021	7,000,000	6,996,229
National Bank of Canada 0.17% (H), 01/04/2021	13,000,000	12,997,045
Skandinaviska Enskilda Banken AB 0.17% (H), 11/17/2020	3,000,000	2,999,850
Sumitomo Mitsui Brokerage Corp. 0.21% (H), 02/11/2021	15,500,000	15,491,761

		80,696,985

Capital Markets - 0.1%
Cedar Springs Capital Co. LLC 0.20% (H), 01/05/2021	2,000,000	1,999,341

Diversified Financial Services - 8.2%
Anglesea Funding PLC 0.22% (H), 11/04/2020	3,000,000	2,999,950
Atlantic Asset Securitization LLC 0.14% (H), 12/04/2020	14,850,000	14,847,762
Cancara Asset Securitisation LLC 0.21% (H), 12/03/2020	4,000,000	3,999,607
Collateralized Commercial Paper FLEX Co. LLC 0.17% (H), 11/13/2020	18,000,000	17,999,097
Gotham Funding Corp. 0.17% (H), 11/10/2020	18,000,000	17,999,423
Jupiter Securitization Co. LLC 0.19% (H), 11/04/2020	12,330,000	12,329,794
Lexington Parker Capital Co. LLC 0.22% (H), 11/12/2020	17,000,000	16,999,171
LMA Americas LLC 0.19% (H), 11/04/2020	19,000,000	18,999,739
Mont Blanc Capital Corp. 0.17% (H), 11/20/2020	18,883,000	18,881,304
Sheffield Receivable
0.15% (H), 11/02/2020	7,400,000	7,399,926
0.17% (H), 12/01/2020	5,450,000	5,449,264
Victory Receivables Corp. 0.17% (H), 01/04/2021	14,000,000	13,995,842

		151,900,879

Equity Real Estate Investment Trusts - 0.9%
Simon Property Group, Inc. 0.20% (H), 11/03/2020	17,380,000	17,379,826

Total Commercial Paper (Cost $251,974,620)		251,977,031

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.3%
U.S. Treasury Bill
0.09% (H), 12/31/2020	61,000,000	60,990,752
0.11% (H), 12/10/2020	1,000,000	999,905

Total Short-Term U.S. Government Obligations (Cost $61,990,481)		61,990,657

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (H)	15,816,668	$ 15,816,668

Total Other Investment Company (Cost $15,816,668)		15,816,668

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.00% (H), dated 10/30/2020, to be repurchased at $36,869,892 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $37,607,375.	$36,869,892	36,869,892

Total Repurchase Agreement (Cost $36,869,892)		36,869,892

Total Investments (Cost $2,087,511,184)		2,174,859,710
Net Other Assets (Liabilities) - (16.6)%		(309,741,797)

Net Assets - 100.0%		$1,865,117,913

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$128,083,024	$—	$128,083,024
Corporate Debt Securities	—	684,027,503	—	684,027,503
Foreign Government Obligations	—	25,812,335	—	25,812,335
Mortgage-Backed Securities	—	194,438,815	—	194,438,815
Municipal Government Obligations	—	12,939,334	—	12,939,334
U.S. Government Agency Obligations	—	367,719,486	—	367,719,486
U.S. Government Obligations	—	393,569,654	—	393,569,654
Preferred Stocks	1,615,311	—	—	1,615,311
Commercial Paper	—	251,977,031	—	251,977,031
Short-Term U.S. Government Obligations	—	61,990,657	—	61,990,657
Other Investment Company	15,816,668	—	—	15,816,668
Repurchase Agreement	—	36,869,892	—	36,869,892

Total Investments	$17,431,979	$2,157,427,731	$—	$2,174,859,710

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $501,862,585, representing 26.9% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $87,245,278, collateralized by cash collateral of $15,816,668 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $73,210,078. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Restricted security. At October 31, 2020, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023	12/22/2016	$177,045	$176,175	0.0	%(E)

(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at October 31, 2020.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

Following the municipal rally that concluded in 2019, the global marketplace was flipped on its head in 2020 with the outbreak of the COVID-19 pandemic. The first quarter experienced U.S. Treasury yields hitting all-time lows in February, including negative yielding T-bills for the first time since 2015. The pandemic escalated in March as the number of positive cases rose, leading to a global slowdown and a flood to safe-haven assets. Shortly after, in March 2020, a liquidity crunch hit the market causing municipal yields to rise 190 basis points (“bps”) to their peak when the 10-year muni rose to 2.79% and the 30-year hit 3.37%. Despite rate cuts from the U.S. Federal Reserve (“Fed”) and a record breaking $2 trillion stimulus package from Congress, markets remained volatile and saw the 10-year municipals/Treasury ratios hit 365%. The stimulus measures paused the record sell-off near the end of March. As the market settled, municipal yields returned to pre-COVID levels with 10-year municipal yields remaining below 1%.

As a result of the pandemic, local municipalities have struggled, sales tax collections have fallen, and transportation hubs have continued to experience slowdowns. Despite the economic struggles, a second stimulus package was not, as of the fiscal period end, passed through Congress with bipartisan support. In the meantime, municipalities are able to access the Municipal Liquidity Facility (“MLF”) to raise capital through the Fed, although few issuers have tapped it as a resource due to its higher financing costs versus accessing the market directly through new issuance.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Intermediate Muni (Class A) returned 2.73%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Muni Managed Money Intermediate Index, returned 4.47%.

STRATEGY REVIEW

The Fund shortened its duration from 5.04 years to 4.67 years during the fiscal year, positioning itself 0.55 years shorter than the benchmark. As a result, this caused the Fund to underperform as the yield curve tightened throughout the year, including 10-year municipals tightening 56 basis points throughout the year. The Fund was underweight in the 1-15 year maturities which saw the tightest compression. 20-year municipals and longer only rallied between 35 to 40 basis points throughout the year, lagging their shorter counterparts as the curve steepened as a whole. The Fund has maintained a shorter duration stance in an effort to better position against a potential rise in interest rates.

The housing sector was the top-contributing sector to performance, and the Fund was overweight to the sector relative to the benchmark, which has no exposure. With the rally in municipal yields across the curve, housing bonds outperformed with higher price sensitivity to the market due to their lower average coupons.

As a result of the COVID-19 pandemic the Fund took a premium on credit research and remained relatively conservative in positioning during the second half of the period. Over 20% of the portfolio was invested in insured municipal bonds at period end, adding an extra layer of protection to ensure the proper payment of interest and principal of each holding. All ratings buckets of the Fund produced positive returns in the fiscal year. Meeting redemptions throughout the liquidity crisis in March was the largest detractor from performance, as the Fund had to sell some holdings into an unfavorable market environment.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments L.P.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	92.1%
Repurchase Agreement	6.9
Net Other Assets (Liabilities)	1.0
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.50
Duration †	4.67

Credit Quality ‡	Percentage of Net Assets
AAA	10.4%
AA	60.6
A	10.7
BBB	8.5
BB	1.4
B	0.0 *
Not Rated	7.4
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.
‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.64)%	2.69%	4.20%	10/31/2012
Class A (NAV)	2.73%	3.37%	4.64%	10/31/2012
Bloomberg Barclays Muni Managed Money Intermediate Index (A)	4.47%	3.54%	3.13%
Class C (POP)	1.10%	2.77%	4.01%	10/31/2012
Class C (NAV)	2.10%	2.77%	4.01%	10/31/2012
Class I (NAV)	2.81%	3.45%	4.74%	10/31/2012
Class I2 (NAV)	2.94%	N/A	2.92%	09/30/2016

(A) The Bloomberg Barclays Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Municipal bond funds are expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the Fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 92.1%
Alabama - 0.8%
Bessemer Governmental Utility Services Corp., Revenue Bonds, BAM, 5.00%, 06/01/2029	$2,010,000	$2,518,671
Bibb County Board of Education, Special Tax Series B, BAM, 4.00%, 04/01/2045 - 04/01/2050	1,775,000	1,994,632
City of Opelika, General Obligation Unlimited, 4.50%, 11/01/2020	50,000	50,000
County of Jefferson Sewer Revenue, Revenue Bonds, Series A, AGM, 5.50%, 10/01/2053	1,015,000	1,128,994
Dekalb-Jackson Cooperative District, Revenue Bonds
AGM,
4.05%, 01/01/2050	140,000	148,172
5.00%, 01/01/2056	750,000	833,040
Harvest-Monrovia Water Sewer & Fire Protection Authority, Inc., Revenue Bonds, AGM, 4.00%, 04/01/2025	70,000	78,632
Marshall County Board of Education, Special Tax, AGM, 4.00%, 03/01/2032	230,000	258,290
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (A)	2,850,000	2,895,315
Phenix City Board of Education, Special Tax, BAM, 4.00%, 08/01/2044	6,500,000	7,522,060

		17,427,806

Alaska - 0.2%
Alaska Housing Finance Corp., Revenue Bonds
Series B,
2.50%, 12/01/2034	3,000,000	3,114,510
Series D,
5.00%, 12/01/2025	935,000	1,093,772
State of Alaska International Airports System, Revenue Bonds, Series A, 5.00%, 10/01/2031	65,000	76,100

		4,284,382

Arizona - 1.7%
Arizona Health Facilities Authority, Revenue Bonds, Series B2, AGM, 5.00%, 03/01/2041	35,000	35,542

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Arizona Industrial Development Authority, Revenue Bonds
4.00%, 02/01/2050	$ 3,500,000	$ 3,882,900
Series A,
4.00%, 09/01/2046 - 10/01/2049	3,850,000	4,143,847
5.00%, 03/01/2037	830,000	975,009
Series A, BAM,
5.00%, 06/01/2054 - 06/01/2058	8,640,000	9,931,409
BluePath Trust, Revenue Bonds, 2.75%, 09/01/2026 (A) (B)	4,140,892	4,250,894
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	39,785
County of Santa Cruz, Revenue Bonds, AGM, 4.00%, 07/01/2026	140,000	161,291
Glendale Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2038	250,000	258,273
Goodyear McDowell Road Commercial Corridor Improvement District, Special Assessment, BAM, 3.00%, 01/01/2025	1,130,000	1,237,497
Industrial Development Authority of the City of Phoenix, Revenue Bonds
2.95%, 07/01/2026	1,910,000	1,955,286
3.88%, 07/01/2021 (A)	50,000	50,355
5.00%, 07/01/2036	1,440,000	1,558,886
Series A,
5.00%, 07/01/2043	110,000	128,990
Industrial Development Authority of the County of Pima, Revenue Bonds, Series R, 2.88%, 07/01/2021	20,000	20,229
La Paz County Industrial Development Authority, Revenue Bonds
4.90%, 06/15/2028 (A)	510,000	515,717
Series A,
5.00%, 02/15/2021 - 02/15/2026 (A)	1,745,000	1,900,871
Maricopa County Elementary School District No. 25, General Obligation Unlimited, Series A, BAM, 4.00%, 07/01/2024	135,000	152,329
Maricopa County Industrial Development Authority, Revenue Bonds
4.00%, 07/01/2049 - 07/01/2054	3,000,000	3,302,030
Series A,
5.00%, 01/01/2034 - 07/01/2054	1,650,000	1,893,608
Maricopa County Pollution Control Corp., Revenue Bonds, Series B, 3.60%, 04/01/2040	1,740,000	1,856,858
Maricopa County Unified School District No. 89, General Obligation Limited, 5.00%, 07/01/2023	40,000	44,704

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Yuma County Elementary School District No. 1, General Obligation Unlimited, Series B, AGM, 5.00%, 07/01/2027	$ 575,000	$ 729,554

		39,025,864

Arkansas - 0.6%
Little Rock School District, General Obligation Limited 3.00%, 02/01/2026 - 02/01/2030	10,545,000	10,972,739
University of Central Arkansas, Revenue Bonds Series D, AGM, 3.00%, 09/01/2026 - 09/01/2029	1,915,000	2,106,617

		13,079,356

California - 11.8%
Acalanes Union High School District, General Obligation Unlimited, Series C, Zero Coupon, 08/01/2026	235,000	222,042
Adelanto Elementary School District Community Facilities District No. 1, Special Tax BAM, 5.00%, 09/01/2036 - 09/01/2039	3,200,000	3,975,642
Adelanto School District, Special Tax BAM, 4.00%, 09/01/2035 - 09/01/2036	555,000	634,226
Alameda Corridor Transportation Authority, Revenue Bonds Series B, AGM, 4.00%, 10/01/2035 - 10/01/2037	2,405,000	2,660,726
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	1,310,000	1,562,119
Baldwin Park / Monrovia School Facilities Grant Financing Authority, Revenue Bonds
AGM,
3.00%, 10/01/2033	60,000	64,498
4.00%, 10/01/2027	185,000	218,522
Beaumont Public Improvement Authority, Revenue Bonds Series A, AGM, 5.00%, 09/01/2037 - 09/01/2049	8,695,000	10,415,938
Borrego Springs Unified School District, General Obligation Unlimited, Series A, AGM, 4.00%, 08/01/2044	1,105,000	1,246,120
Calexico Financing Authority, Revenue Bonds, AGM, 4.00%, 04/01/2024	205,000	228,097
California County Tobacco Securitization Agency, Revenue Bonds, Series B, 1.75%, 06/01/2030	500,000	503,065

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Health Facilities Financing Authority, Revenue Bonds, Series B, 5.00%, 11/15/2031	$ 75,000	$ 90,825
California Municipal Finance Authority, Revenue Bonds
4.00%, 10/01/2050	4,450,000	4,996,816
4.38%, 07/01/2025 (A)	640,000	673,600
5.00%, 07/01/2034 - 01/01/2049	16,400,000	19,822,902
BAM-TCRS,
5.00%, 05/15/2041 - 05/15/2052	2,450,000	2,921,474
Series A,
4.00%, 10/01/2034 - 10/01/2044	4,715,000	5,139,075
4.50%, 06/01/2028 (A)	200,000	211,712
5.00%, 10/01/2044	1,000,000	1,149,010
California Public Finance Authority, Revenue Bonds, 4.25%, 06/15/2029 (A)	790,000	803,280
California School Finance Authority, Revenue Bonds, Series A, 4.00%, 08/01/2025 (A)	350,000	384,153
California Statewide Communities Development Authority, Revenue Bonds
5.00%, 08/01/2034 - 08/01/2038	3,020,000	3,606,928
AGM,
5.00%, 10/01/2026	400,000	463,792
Series A,
3.00%, 11/01/2022 (A)	1,300,000	1,301,027
3.50%, 11/01/2027 (A)	2,630,000	2,639,652
5.00%, 12/01/2025 - 12/01/2029 (A)	775,000	877,958
California Statewide Communities Development Authority, Special Assessment
4.00%, 09/02/2028 - 09/02/2044	2,840,000	3,086,797
5.00%, 09/02/2034 - 09/02/2049	1,470,000	1,699,616
Carmichael Water District, Certificate of Participation, Series A, 4.00%, 11/01/2037	2,280,000	2,708,047
Cascade Union Elementary School District, General Obligation Unlimited Series B, MAC, 4.00%, 08/01/2034 - 08/01/2039	445,000	507,060
Chaffey Joint Union High School District, General Obligation Unlimited, Series B, Zero Coupon, 08/01/2037	1,000,000	532,780
Chowchilla Elementary School District, General Obligation Unlimited, 5.00%, 08/01/2048	650,000	777,367
City of Azusa, Special Tax AGM, 5.00%, 09/01/2044 - 09/01/2049	2,500,000	2,971,250
City of Beaumont, Special Tax, 5.00%, 09/01/2044	345,000	386,221
City of Fontana, Special Tax 4.00%, 09/01/2045 - 09/01/2050	600,000	640,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
City of Glendale Water Revenue, Revenue Bonds 2.00%, 02/01/2035 - 02/01/2037	$ 4,190,000	$ 4,124,157
City of Irvine, Special Tax, AGM, 5.00%, 09/01/2051	5,020,000	5,857,738
City of Lathrop, Special Assessment 4.00%, 09/02/2021 - 09/02/2022	265,000	275,078
City of Lemoore Water Revenue, Revenue Bonds, BAM, 5.00%, 06/01/2049	7,400,000	8,885,994
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 5.00%, 05/15/2038	4,700,000	5,389,678
City of Porterville Sewer Revenue, Certificate of Participation, Series C, AGM, 4.00%, 09/15/2049	3,135,000	3,548,977
City of Sacramento, Special Tax Series 02, 5.00%, 09/01/2044 - 09/01/2049	2,585,000	2,917,623
City of San Francisco Public Utilities Commission Water Revenue, Revenue Bonds, Series B, 5.00%, 11/01/2037	75,000	88,855
City of Susanville Natural Gas Revenue, Revenue Bonds, AGM, 4.00%, 06/01/2045	3,320,000	3,724,974
City of Tulare Water Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2049	700,000	776,111
Coachella Redevelopment Agency Successor Agency, Tax Allocation
AGM,
5.00%, 09/01/2026	70,000	81,296
Series A, AGM,
4.00%, 09/01/2032	110,000	124,383
5.00%, 09/01/2029 - 09/01/2030	600,000	721,504
Colton Joint Unified School District, General Obligation Unlimited
BAM,
4.00%, 02/01/2033	55,000	61,763
5.00%, 02/01/2029	480,000	578,443
Compton Unified School District, General Obligation Unlimited
Series B, BAM,
Zero Coupon, 06/01/2034	1,000,000	707,430
Series B, BAM,
4.00%, 06/01/2049	5,855,000	6,509,355
County of El Dorado, Special Tax
BAM,
3.00%, 09/01/2025 - 09/01/2026	260,000	290,475
5.00%, 09/01/2021 - 09/01/2024	1,770,000	1,990,641

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
County of San Bernardino, Special Tax, 4.00%, 09/01/2047	$ 100,000	$ 104,361
County of Santa Cruz, Certificate of Participation, 4.00%, 08/01/2033	75,000	84,611
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax, Series A, AGM, 4.00%, 09/01/2029	60,000	66,607
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds
Series B,
3.00%, 12/01/2031	5,400,000	5,751,054
3.25%, 12/01/2036	5,300,000	5,628,971
Dry Creek Joint Elementary School District, Special Tax, AGM, 5.00%, 09/01/2024	140,000	165,059
Durham Unified School District, General Obligation Unlimited Series A, AGM, 4.00%, 08/01/2037 - 08/01/2039	710,000	797,037
Elk Grove Unified School District, Certificate of Participation BAM, 5.00%, 02/01/2027 - 02/01/2028	2,270,000	2,752,047
Etiwanda School District, Special Tax
Series 2,
3.00%, 09/01/2021 - 09/01/2022	185,000	189,267
3.50%, 09/01/2023	75,000	77,779
Eureka City Schools, General Obligation Unlimited, BAM, 4.00%, 08/01/2038	485,000	564,147
Fairfield-Suisun Unified School District Public Financing Authority, Special Tax BAM, 2.25%, 08/15/2021 - 08/15/2023	6,195,000	6,227,201
Folsom Cordova Unified School District, General Obligation Unlimited, Series D, AGM, 4.00%, 10/01/2044	44,890,000	49,911,395
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Series A, AGM, 5.00%, 01/15/2042	410,000	449,430
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, AGM,
5.00%, 06/01/2040	1,000,000	1,173,080
Series A-1,
5.00%, 06/01/2023 - 06/01/2047	16,195,000	16,982,990
5.25%, 06/01/2047	3,580,000	3,688,331
Series A-2,
5.00%, 06/01/2047	14,000,000	14,398,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Hacienda La Puente Unified School District, Certificate of Participation, AGM, 5.00%, 06/01/2024	$ 190,000	$ 220,220
Heber Elementary School District, General Obligation Unlimited Series A, MAC, 4.00%, 08/01/2035 - 08/01/2038	360,000	405,644
Konocti Unified School District, General Obligation Unlimited, AGM, 5.00%, 08/01/2042	740,000	883,197
Lynwood Unified School District, General Obligation Unlimited Series B, BAM, 4.00%, 08/01/2045 - 08/01/2049	5,125,000	5,720,152
McFarland Unified School District, General Obligation Unlimited Series A, BAM, 4.00%, 11/01/2040 - 11/01/2045	750,000	848,145
Menifee Union School District Public Financing Authority, Special Tax
Series A,
5.00%, 09/01/2023	425,000	470,594
Series A, BAM,
5.00%, 09/01/2029 - 09/01/2034	1,240,000	1,419,212
Monterey Peninsula Community College District, General Obligation Unlimited, Zero Coupon, 08/01/2032	195,000	145,595
Mountain House Public Financing Authority, Revenue Bonds Series A, BAM, 4.00%, 12/01/2036 - 12/01/2038	610,000	708,546
Oakdale Public Financing Authority, Special Tax, 2.63%, 09/01/2022	110,000	112,473
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2022	425,000	459,833
Pollock Pines Elementary School District, General Obligation Unlimited, MAC, 4.00%, 08/01/2049	1,565,000	1,743,754
Rio Elementary School District Community Facilities District, Special Tax BAM, 5.00%, 09/01/2029 - 09/01/2032	1,505,000	1,850,436
River Island Public Financing Authority Revenue, Revenue Bonds AGM, 4.00%, 09/01/2045 - 09/01/2050	2,400,000	2,702,178
Robla School District, General Obligation Unlimited
AGM,
4.00%, 08/01/2037 - 08/01/2038	1,075,000	1,227,703
5.00%, 08/01/2044	1,720,000	2,052,579

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Roseland School District, General Obligation Unlimited, Series C, MAC, 5.00%, 08/01/2046	$ 260,000	$ 313,680
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation Series B, AGM, 5.00%, 09/01/2025 - 09/01/2026	330,000	393,069
San Diego Public Facilities Financing Authority, Revenue Bonds, Series A, 5.00%, 10/15/2044	365,000	426,236
San Diego Unified School District, General Obligation Unlimited, Series K-2, Zero Coupon, 07/01/2030 (C)	1,350,000	1,107,310
San Leandro Unified School District, General Obligation Unlimited, AGC, Zero Coupon, 08/01/2039 (C)	305,000	293,440
Sanger Unified School District, Certificate of Participation, AGM, 3.13%, 06/01/2033	75,000	81,911
Santa Clarita Redevelopment Successor Agency, Tax Allocation, AGM, 5.00%, 10/01/2023	435,000	490,767
Snowline Joint Unified School District, Special Tax, Series A, 3.00%, 09/01/2022	280,000	288,697
South Tahoe Redevelopment Agency, Special Tax, Series 1, 3.38%, 10/01/2021	110,000	111,758
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	1,310,000	1,490,675
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation, AGM, 5.00%, 09/01/2022	50,000	54,098
Sutter Union High School District, General Obligation Unlimited, BAM, Zero Coupon, 08/01/2028	140,000	120,565
Tahoe-Truckee Unified School District, Certificate of Participation, BAM, 4.00%, 06/01/2043	1,000,000	1,103,600
Tobacco Securitization Authority of Northern California, Revenue Bonds, Series A-1, 4.75%, 06/01/2023	15,000	15,021

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Upland Community Facilities District, Special Tax, Series A, 4.00%, 09/01/2049	$ 750,000	$ 793,365
Vacaville Unified School District, Certificate of Participation, AGM, 4.00%, 12/01/2024	105,000	119,940
Washington Township Health Care District, General Obligation Unlimited Series DT, 4.00%, 08/01/2034 - 08/01/2036	1,585,000	1,748,851
West Kern Community College District, Certificate of Participation AGM, 4.00%, 11/01/2040 - 11/01/2044	1,390,000	1,555,507
Whittier Union High School District, General Obligation Unlimited, Zero Coupon, 08/01/2026	950,000	903,583

		268,171,019

Colorado - 2.3%
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	438,674
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028	500,000	511,895
Brighton Crossing Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2037	525,000	544,740
Bromley Park Metropolitan District No. 2, General Obligation Limited Series A, BAM, 5.00%, 12/01/2031 - 12/01/2032	460,000	575,930
Castle Oaks Metropolitan District No. 3, General Obligation Limited
5.00%, 12/01/2037	1,500,000	1,550,520
AGM,
4.00%, 12/01/2040 - 12/01/2050	2,575,000	2,930,349
City of Arvada, Certificate of Participation 4.00%, 12/01/2032 - 12/01/2033	1,080,000	1,224,264
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
4.00%, 08/01/2024 - 08/01/2026	365,000	413,953
5.00%, 06/15/2029 - 08/01/2031	1,590,000	1,862,691
Series A,
5.00%, 06/01/2036	540,000	618,062
Colorado Health Facilities Authority, Revenue Bonds
4.00%, 09/01/2045 - 09/01/2050	3,800,000	4,083,340
Series A,
4.00%, 08/01/2049	2,000,000	2,152,760
4.25%, 11/01/2024	1,420,000	1,362,021
5.00%, 12/01/2033	100,000	110,198
Series B,
5.00%, 05/15/2021 - 05/15/2026	2,815,000	3,083,146

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Housing & Finance Authority, Revenue Bonds
0.14% (D), 11/01/2021	$ 1,500,000	$ 1,500,000
GNMA,
3.38%, 11/01/2033	780,000	838,890
3.60%, 11/01/2038	195,000	209,245
Crystal Valley Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2035	1,000,000	1,175,600
Denver Health & Hospital Authority, Revenue Bonds, Series A, 4.00%, 12/01/2040	750,000	811,410
Erie Commons Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2039	1,300,000	1,480,856
Flying Horse Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2050	875,000	1,004,859
Heather Gardens Metropolitan District, General Obligation Unlimited AGM, 4.00%, 12/01/2024 - 12/01/2032	2,125,000	2,501,895
Meridian Metropolitan District, General Obligation Unlimited, AGM, 5.00%, 12/01/2042	15,000	18,042
North Park Metropolitan District No. 1, Revenue Bonds, Series A-2, 5.50%, 12/01/2034	1,000,000	1,052,220
Northglenn Urban Renewal Authority, Tax Allocation 4.00%, 12/01/2024 - 12/01/2038	2,740,000	2,977,486
Park Creek Metropolitan District, Revenue Bonds
Series A,
5.00%, 12/01/2032 - 12/01/2037	1,205,000	1,403,715
Series A, AGM,
4.00%, 12/01/2046	7,000,000	8,044,050
Series A, NATL-IBC,
5.00%, 12/01/2045	1,220,000	1,404,781
Sand Creek Metropolitan District, General Obligation Limited MAC, 4.00%, 12/01/2032 - 12/01/2034	1,475,000	1,712,825
Silver Peaks Metropolitan District No. 2, General Obligation Limited BAM, 5.00%, 12/01/2037 - 12/01/2042	1,520,000	1,839,668
South Sloan’s Lake Metropolitan District No. 2, General Obligation Limited, AGM, 4.00%, 12/01/2044	500,000	554,530

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Vauxmont Metropolitan District, General Obligation Limited, AGM, 3.25%, 12/15/2050	$ 2,000,000	$ 2,124,880
Wyndham Hill Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 4.00%, 12/01/2034	540,000	618,214

		52,735,709

Connecticut - 2.2%
City of Bridgeport, General Obligation Unlimited, Series C, AGM, 5.00%, 08/15/2024	1,275,000	1,470,904
City of Hartford, General Obligation Unlimited
Series A,
5.00%, 04/01/2030	20,000	21,050
Series A, AGM,
5.00%, 07/01/2025 - 07/01/2032	460,000	544,914
Series A, BAM,
4.00%, 12/01/2027	515,000	600,923
5.00%, 12/01/2022 - 12/01/2026	11,430,000	13,640,312
Series A, BAM-TCRS,
5.00%, 04/01/2025	765,000	810,242
Series B, AGM,
5.00%, 10/01/2032	100,000	112,857
Series C, AGM,
5.00%, 07/15/2023	900,000	1,005,561
Series C, BAM,
5.00%, 08/15/2021	320,000	331,011
City of New Haven, General Obligation Unlimited
Series A,
5.50%, 08/01/2034 - 08/01/2038	1,855,000	2,172,406
Series A, BAM-TCRS,
5.00%, 08/01/2037	635,000	743,883
Series B, BAM,
5.00%, 08/15/2025	40,000	46,916
Connecticut Housing Finance Authority, Revenue Bonds
Series 24,
3.80%, 06/15/2031	370,000	415,921
Series A-1,
3.10%, 05/15/2028	2,015,000	2,215,513
Series B-1,
2.40%, 11/15/2026	90,000	95,708
Series B3,
2.40%, 05/15/2026	55,000	58,720
Connecticut State Health & Educational Facilities Authority, Revenue Bonds
4.00%, 07/01/2055	11,000,000	11,999,130
Series A, AGM-CR,
2.13%, 07/01/2031	7,990,000	7,906,185
Series B-2,
2.75%, 01/01/2026 (A)	650,000	652,405
Series J,
5.00%, 07/01/2034 - 07/01/2042	1,225,000	1,275,190

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
State of Connecticut, General Obligation Unlimited, Series B, 4.00%, 03/01/2029	$ 25,000	$ 26,476
State of Connecticut, Special Tax, Revenue Bonds, Series A, 5.00%, 08/01/2022	15,000	16,223
Town of Hamden, General Obligation Unlimited
BAM,
6.00%, 08/15/2033	1,190,000	1,501,625
Series A, BAM,
5.00%, 08/01/2027	535,000	651,555
Town of Sprague, General Obligation Unlimited BAM, 4.00%, 09/01/2040 - 09/01/2045	375,000	423,764

		48,739,394

Delaware - 0.2%
Delaware Municipal Electric Corp., Revenue Bonds Series A, BAM, 5.00%, 10/01/2035 - 10/01/2044	2,725,000	3,355,831
Delaware State Economic Development Authority, Revenue Bonds
5.00%, 08/01/2049	900,000	990,918
5.38%, 10/01/2045	80,000	80,195

		4,426,944

District of Columbia - 0.4%
District of Columbia, Revenue Bonds
4.00%, 07/01/2049	1,000,000	1,054,740
Series A,
4.13%, 07/01/2027	1,000,000	982,520
5.00%, 07/01/2032	1,500,000	1,509,180
Series C,
4.00%, 12/01/2021	25,000	26,017
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	1,510,000	1,738,599
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, 5.00%, 10/01/2023	25,000	27,260
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds
5.00%, 10/01/2053	505,000	525,917
Series B, AGM,
4.00%, 10/01/2053	1,500,000	1,639,005
Series B, AGM-CR,
6.50%, 10/01/2044 (C)	1,065,000	1,379,239
Series C, AGC,
6.50%, 10/01/2041 (C)	285,000	355,936

		9,238,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida - 3.6%
Bridgewater Community Development District, Special Assessment, 4.50%, 05/01/2031	$ 25,000	$ 27,434
Cape Coral Health Facilities Authority, Revenue Bonds, 4.25%, 07/01/2021 (A)	435,000	433,717
Capital Trust Agency, Inc., Revenue Bonds 3.50%, 07/01/2021 - 07/01/2022 (A)	1,240,000	1,236,773
City of Cape Coral Water & Sewer Revenue, Special Assessment
AGM,
2.13%, 09/01/2022	85,000	87,242
2.75%, 09/01/2025 - 09/01/2026	540,000	594,225
City of Fort Myers, Revenue Bonds 4.00%, 12/01/2032 - 12/01/2033	310,000	347,192
City of Jacksonville, Revenue Bonds
Series A,
5.00%, 10/01/2030	1,000,000	1,212,240
Series C,
5.00%, 10/01/2031	100,000	108,016
City of Miami Parking System Revenue, Revenue Bonds BAM, 5.00%, 10/01/2027 - 10/01/2029	1,215,000	1,562,682
City of Orlando Tourist Development Tax Revenue, Revenue Bonds
Series A, AGM,
5.00%, 11/01/2027 - 11/01/2029	4,230,000	5,277,600
Series B, AGM,
5.00%, 11/01/2025 - 11/01/2038	7,870,000	9,316,077
City of Tallahassee, Revenue Bonds, 5.00%, 10/01/2023	55,000	59,849
City of Tampa, Revenue Bonds
4.00%, 07/01/2045	2,000,000	2,227,200
5.00%, 07/01/2050	2,500,000	3,016,050
Series A,
Zero Coupon, 09/01/2045	1,400,000	559,468
5.00%, 11/15/2025	70,000	74,657
County of Lake, Revenue Bonds 5.00%, 01/15/2029 - 01/15/2049 (A)	1,750,000	1,836,142
County of Miami-Dade, Revenue Bonds, Series A, AGC, 6.88%, 10/01/2034 (C)	345,000	497,418
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds, Series B, 5.00%, 10/01/2044	1,000,000	1,254,410
County of Polk Utility System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2043	10,000,000	11,336,200
Florida Department of Environmental Protection, Revenue Bonds, Series A, 5.00%, 07/01/2022	55,000	59,309
Florida Development Finance Corp., Revenue Bonds Series A, 5.00%, 06/15/2035 - 06/15/2040	2,000,000	2,256,920

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, 5.00%, 04/01/2035	$ 1,050,000	$ 1,181,260
Florida Housing Finance Corp., Revenue Bonds
Series 1, GNMA, FNMA, FHLMC,
2.20%, 01/01/2023	90,000	92,813
2.25%, 07/01/2023	80,000	83,064
2.30%, 01/01/2024	200,000	208,714
2.35%, 07/01/2024	335,000	352,326
2.45%, 01/01/2025	280,000	296,772
2.50%, 07/01/2025	325,000	347,051
2.65%, 01/01/2026	335,000	361,783
2.70%, 07/01/2026	165,000	179,075
2.75%, 01/01/2027	330,000	358,948
2.80%, 07/01/2027	325,000	353,330
2.85%, 01/01/2028	110,000	119,180
2.90%, 07/01/2028	255,000	276,076
3.75%, 07/01/2035	1,815,000	1,930,851
Florida Keys Aqueduct Authority, Revenue Bonds, Series A, 5.00%, 09/01/2049	1,250,000	1,443,162
Herons Glen Recreation District, Special Assessment
BAM,
3.00%, 05/01/2033 - 05/01/2035	785,000	819,032
4.00%, 05/01/2050	1,000,000	1,099,390
Lee County Industrial Development Authority, Revenue Bonds 5.00%, 11/15/2039 - 11/15/2044	3,500,000	3,803,380
Manatee County School District, Revenue Bonds, AGM, 5.00%, 10/01/2021	50,000	52,174
Martin County Health Facilities Authority, Revenue Bonds, AGM-CR, 5.50%, 11/15/2042	15,000	15,807
Miami-Dade County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 06/01/2047 (E)	1,875,000	1,843,856
North Sumter County Utility Dependent District, Revenue Bonds
5.00%, 10/01/2042	100,000	103,335
BAM,
5.00%, 10/01/2036 - 10/01/2037	500,000	638,467
Northern Palm Beach County Improvement District, Special Assessment, AGM, 5.00%, 08/01/2024	105,000	121,902
Orange County Health Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2033 - 10/01/2034	8,200,000	9,715,084
Series B,
5.00%, 10/01/2044	200,000	231,058

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Orange County Housing Finance Authority, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 3.15%, 09/01/2032	$ 310,000	$ 329,722
St. Johns County Industrial Development Authority, Revenue Bonds
4.00%, 08/01/2055	6,625,000	6,995,072
Series A,
Fixed until 08/01/2024, 4.13% (D), 08/01/2047	1,000,000	1,074,620
Tradition Community Development District No. 1, Special Assessment, AGM, 4.00%, 05/01/2023	275,000	298,249
Village Community Development District No. 12, Special Assessment
3.25%, 05/01/2023 (A)	300,000	305,214
3.25%, 05/01/2026	2,450,000	2,530,776
Volusia County School Board, Certificate of Participation Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	625,000	755,349
Walton County District School Board, Certificate of Participation, AGM, 5.00%, 07/01/2026	220,000	258,159

		81,955,872

Georgia - 1.5%
Bibb County Development Authority, Revenue Bonds, 5.25%, 06/01/2050	5,720,000	6,809,946
City of East Point, Tax Allocation, 3.00%, 08/01/2022	1,000,000	1,023,280
Cobb County Kennestone Hospital Authority Revenue, Revenue Bonds, 5.00%, 04/01/2050	3,075,000	3,704,791
Cornelia Urban Redevelopment Agency, Revenue Bonds, AGM, 5.00%, 10/01/2054	1,440,000	1,716,235
Development Authority for Fulton County, Revenue Bonds, 4.00%, 07/01/2049	6,460,000	7,173,701
Fulton Country Development Authority Hospital Revenue, Revenue Bonds, 4.00%, 04/01/2050	2,000,000	2,214,880
Georgia Housing & Finance Authority, Revenue Bonds
Series A-1,
3.20%, 12/01/2036	690,000	726,508
3.25%, 12/01/2037	1,320,000	1,390,131
Series B,
3.40%, 12/01/2037	2,285,000	2,432,131
Series C,
2.85%, 06/01/2028 - 12/01/2028	570,000	619,138

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds, Series A, 5.00%, 05/15/2049	$ 5,000,000	$ 6,942,650

		34,753,391

Guam - 0.0% (F)
Guam Government Waterworks Authority, Revenue Bonds 5.00%, 07/01/2023 - 07/01/2031	335,000	386,890
Guam Power Authority, Revenue Bonds
Series A,
5.00%, 10/01/2034	100,000	104,696
Series A, AGM,
5.00%, 10/01/2026	215,000	233,023

		724,609

Idaho - 0.2%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,500,000	4,568,535
Idaho Health Facilities Authority, Revenue Bonds, Series D, 5.00%, 12/01/2032	50,000	53,613
Idaho Housing & Finance Association, Revenue Bonds
Series A,
4.00%, 07/01/2026	255,000	271,254
4.63%, 07/01/2029 (A)	185,000	194,230
Series A-1, Class I,
2.75%, 07/01/2031	305,000	309,206

		5,396,838

Illinois - 14.1%
Adams County School District No. 172, General Obligation Unlimited
AGM,
3.00%, 02/01/2033	300,000	318,099
4.00%, 02/01/2032 - 02/01/2035	3,250,000	3,528,384
5.00%, 02/01/2029	1,345,000	1,613,220
Berwyn Municipal Securitization Corp., Revenue Bonds, AGM-CR, 5.00%, 01/01/2035	8,230,000	10,129,072
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited, AGM, Zero Coupon, 01/01/2023	1,490,000	1,462,033
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,375,000	1,633,871
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited Series A, AGM, 5.00%, 10/01/2022 - 10/01/2024	4,910,000	5,492,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Channahon Park District, General Obligation Unlimited Series A, BAM, 4.00%, 12/15/2034 - 12/15/2038	$ 475,000	$ 532,643
Chicago Board of Education, General Obligation Unlimited
Series A,
4.00%, 12/01/2020	3,245,000	3,252,204
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	429,860
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	150,000	156,683
Series A, NATL,
Zero Coupon, 12/01/2022	25,000	23,836
Chicago O’Hare International Airport, Revenue Bonds
Series B,
5.00%, 01/01/2021 - 01/01/2035	225,000	226,053
Series B, AGM,
4.00%, 01/01/2053	310,000	336,747
Series D, BAM-TCRS,
5.00%, 01/01/2039	25,000	26,760
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, AGM-CR, 5.00%, 12/01/2051	25,000	28,586
City of Calumet City, General Obligation Unlimited
BAM,
4.00%, 03/01/2023 - 03/01/2024	2,135,000	2,318,087
Series A, BAM,
4.00%, 03/01/2022	955,000	995,272
City of Chicago, General Obligation Unlimited
Series A,
5.50%, 01/01/2049	2,750,000	2,906,640
Series C,
5.00%, 01/01/2026 - 01/01/2027	2,950,000	3,113,104
City of Chicago Wastewater Transmission Revenue, Revenue Bonds
AGM-CR,
3.00%, 01/01/2021	750,000	752,130
5.00%, 01/01/2022 - 01/01/2024	700,000	730,898
BAM-TCRS,
3.00%, 01/01/2021	475,000	476,349
Series A, AGM,
5.25%, 01/01/2042	675,000	811,255
City of Chicago Waterworks Revenue, Revenue Bonds
4.00%, 11/01/2023	500,000	525,225
5.00%, 11/01/2021 - 11/01/2028	3,500,000	3,699,915
AGM-CR,
5.00%, 11/01/2027	165,000	178,685
City of Country Club Hills, General Obligation Unlimited
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,240,000	1,399,474
4.50%, 12/01/2030 - 12/01/2031	1,295,000	1,414,025

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of East Moline, General Obligation Unlimited Series A, AGM, 4.00%, 01/15/2034 - 01/15/2037	$ 2,490,000	$ 2,827,892
City of Flora, General Obligation Unlimited BAM, 3.50%, 11/01/2022 - 11/01/2024	585,000	622,653
City of Monmouth, General Obligation Unlimited
Series A, AGM,
Zero Coupon, 12/01/2044	100,000	34,856
Series B, BAM,
3.00%, 12/01/2023	130,000	139,637
City of North Chicago, General Obligation Unlimited
Series A, AGM,
4.00%, 11/01/2020	160,000	160,000
Series B, AGM,
4.00%, 11/01/2023	40,000	43,774
City of Peoria, General Obligation Unlimited Series B, BAM-TCRS, 5.00%, 01/01/2026 - 01/01/2027	2,370,000	2,820,117
City of Sterling, General Obligation Unlimited, AGM, 3.00%, 12/01/2024	140,000	151,906
City of Waukegan, General Obligation Unlimited
Series A, AGM,
5.00%, 12/30/2035 - 12/30/2036	2,220,000	2,688,680
Series B, AGM,
5.00%, 12/30/2030 - 12/30/2032	1,620,000	1,986,518
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	3,955,000	4,091,020
Cook & Will Counties Community College District No. 515, General Obligation Limited 5.00%, 12/01/2024	70,000	81,098
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	775,000	901,170
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	680,000	757,160
Cook County Community College District No. 508, General Obligation Unlimited
5.00%, 12/01/2020 - 12/01/2024	1,445,000	1,525,917
BAM-TCRS,
5.25%, 12/01/2027	2,050,000	2,315,413
Cook County Community High School District No. 229, General Obligation Limited, 4.00%, 12/01/2023	1,505,000	1,663,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County School District No. 100, General Obligation Unlimited, BAM, 4.00%, 12/01/2021	$ 430,000	$ 446,060
Cook County School District No. 111, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2037	2,350,000	2,859,809
Cook County School District No. 111, General Obligation Unlimited AGM, 4.00%, 12/01/2033 - 12/01/2034	1,195,000	1,335,604
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	980,000	1,071,199
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2022 - 11/01/2025	920,000	877,885
Cook County School District No. 158, General Obligation Limited, AGM, 3.00%, 12/01/2021	325,000	334,184
Cook County School District No. 160, General Obligation Unlimited Series A, BAM, 4.00%, 12/01/2026 - 12/01/2027	285,000	333,824
Cook County School District No. 162, General Obligation Limited, AGM, 4.00%, 12/01/2027	250,000	250,735
Cook County School District No. 163, General Obligation Limited, Series A, AGM, 5.00%, 12/15/2028	70,000	73,673
Cook County School District No. 31, General Obligation Limited Series A, 3.00%, 12/01/2021	100,000	102,416
Cook County School District No. 94, General Obligation Unlimited BAM, 4.00%, 12/01/2034 - 12/01/2040	3,190,000	3,509,720
Cook County Township High School District No. 201, General Obligation Limited, Series C, AGM, Zero Coupon, 12/01/2024	270,000	258,055
Cook County Township High School District No. 220, General Obligation Limited
AGM-CR,
5.00%, 12/01/2025	700,000	790,412
BAM-TCRS,
5.00%, 12/01/2026	1,545,000	1,735,993
Cook County Township High School District No. 220, General Obligation Unlimited BAM, 5.00%, 12/01/2028 - 12/01/2034	1,265,000	1,601,594

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
County of Cook, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 11/15/2024	$ 1,500,000	$ 1,626,165
County of Logan, General Obligation Unlimited, Series B, BAM, 3.25%, 11/01/2037	50,000	52,941
County of Union, General Obligation Unlimited, AGM, 4.25%, 09/01/2042	1,665,000	1,921,227
DeKalb & Kane Counties Community Unit School District No. 427, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 02/01/2030	2,060,000	2,134,572
Douglas & Champaign Counties Community Unit School District No. 302, General Obligation Unlimited, Series B, AGM, 4.00%, 12/01/2034	785,000	882,772
DuPage County School District No. 2, General Obligation Unlimited, 4.00%, 05/01/2037	500,000	581,820
Grundy County School District No. 54, General Obligation Unlimited, AGM-CR, 6.00%, 12/01/2024	2,050,000	2,175,398
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited, Series A, AGM, 5.00%, 08/15/2028	150,000	180,027
Illinois Development Finance Authority, Revenue Bonds, AGM, Zero Coupon, 01/01/2021	30,000	29,982
Illinois Finance Authority, Revenue Bonds
4.00%, 08/01/2032 - 10/01/2050	925,000	968,159
5.00%, 08/01/2025 - 08/01/2031	6,790,000	7,811,224
AGM,
4.00%, 12/01/2023	140,000	153,381
5.00%, 12/01/2036	1,900,000	2,250,512
Series A,
4.00%, 11/01/2023	405,000	412,906
5.00%, 07/01/2021 - 11/01/2025	1,750,000	1,773,881
Series C,
5.00%, 08/15/2021	30,000	31,025
Illinois Housing Development Authority, Revenue Bonds
FNMA,
2.63%, 09/01/2032	1,467,813	1,515,120
Series A-1,
3.00%, 02/01/2022	340,000	349,778
Illinois State Toll Highway Authority, Revenue Bonds
Series A,
4.50%, 12/01/2020	250,000	250,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois State Toll Highway Authority, Revenue Bonds (continued)
Series B,
5.00%, 01/01/2037	$ 140,000	$ 164,518
Series D,
5.00%, 01/01/2024	45,000	51,253
Iroquois & Kankakee Counties Community Unit School District No. 4, General Obligation Unlimited, Series A, AMBAC, BAM-TCRS, Zero Coupon, 11/01/2022	1,300,000	1,276,483
Jersey & Greene County Community Unit School District No. 100, General Obligation Unlimited Series A, BAM, 5.00%, 12/01/2026 - 12/01/2027	3,975,000	4,802,649
Joliet Regional Port District, General Obligation Unlimited, Series A, AGM, 4.00%, 12/30/2024	250,000	279,965
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	260,000	294,289
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	148,088
Kane County School District No. 129, General Obligation Unlimited Series C, BAM-TCRS, 5.00%, 02/01/2024 - 02/01/2025	5,000,000	5,776,333
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited, Series A, 5.00%, 12/15/2022	100,000	105,198
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited
Series A, BAM,
4.00%, 12/01/2039	1,300,000	1,442,363
Series B,
3.50%, 01/01/2027	185,000	198,485
Series B, BAM,
4.00%, 01/01/2034 - 01/01/2036	1,785,000	2,004,046
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	105,000	108,055
Lake County Community Unit School District No. 116, General Obligation Limited, Series B, 3.00%, 01/15/2023	105,000	110,548

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Lake County School District No. 38, General Obligation Unlimited, BAM-TCRS, 3.00%, 02/01/2022	$ 2,500,000	$ 2,572,050
Lee & Ogle Counties Community Unit School District No. 275, General Obligation Unlimited Series B, AGM, 4.50%, 12/01/2025 - 12/01/2027	1,085,000	1,168,556
Macon & De Witt Counties Community Unit School District No. 2, General Obligation Unlimited
Series C, BAM,
3.25%, 12/01/2023	1,195,000	1,290,397
4.00%, 12/01/2025	1,360,000	1,579,082
Macon County School District No. 61, General Obligation Unlimited, AGM, 4.00%, 01/01/2040 - 01/01/2045	4,530,000	4,960,046
Macoupin Sangamon & Montgomery Counties Community Unit School District, General Obligation Unlimited BAM, 4.50%, 12/01/2036 - 12/01/2041	1,625,000	1,748,141
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited
BAM,
5.00%, 12/01/2030	3,270,000	4,051,007
Series B, BAM,
3.50%, 03/01/2029	1,700,000	1,821,839
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited
5.00%, 11/01/2021	105,000	109,574
Series A, AGM,
5.00%, 11/01/2031 - 11/01/2033	3,450,000	4,187,183
Series A, BAM-TCRS,
5.00%, 11/01/2022 - 11/01/2026	4,990,000	5,685,877
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited, AGM-CR, FGIC, Zero Coupon, 01/01/2024	510,000	493,568
McHenry County Community Unit School District No. 12, General Obligation Unlimited
BAM,
5.00%, 01/01/2035	2,625,000	3,022,031
Series A, AGM,
5.00%, 01/01/2023	70,000	76,067
McHenry County Conservation District, General Obligation Unlimited, 5.00%, 02/01/2026	110,000	130,955
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,363,238

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds
BAM-TCRS,
5.00%, 06/15/2052	$ 500,000	$ 534,750
NATL,
5.70%, 06/15/2023 (C)	165,000	180,739
Series A, NATL,
Zero Coupon, 06/15/2026	100,000	87,885
Series B,
5.00%, 12/15/2028	145,000	150,704
Northeastern Illinois University, Certificate of Participation
AGM,
3.00%, 07/01/2021 - 07/01/2023	1,505,000	1,527,636
4.00%, 07/01/2025	565,000	614,590
Northeastern Illinois University, Revenue Bonds Series 1, BAM, 4.00%, 07/01/2021 - 07/01/2022	1,015,000	1,061,402
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	105,000	119,612
Northern Illinois University, Revenue Bonds
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	4,190,000	4,606,494
5.00%, 04/01/2027	355,000	428,655
Northlake Public Library District, General Obligation Unlimited, AGM, 3.00%, 12/01/2021	610,000	627,239
Peoria Public Building Commission, Revenue Bonds, BAM, 5.00%, 12/01/2022	1,075,000	1,172,320
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited Series C, MAC, 4.00%, 12/01/2026 - 12/01/2029	625,000	683,755
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.25%, 06/01/2021	50,000	51,380
5.38%, 06/01/2021	85,000	87,407
6.00%, 06/01/2028	75,000	77,492
Regional Transportation Authority, Revenue Bonds, Series A, NATL, 5.50%, 07/01/2025	65,000	78,631
Rock Island County Public Building Commission, Revenue Bonds
AGM,
3.00%, 12/01/2021	175,000	178,875
4.00%, 12/01/2023	285,000	311,784
5.00%, 12/01/2024 - 12/01/2041	1,745,000	2,112,713

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Sangamon County Community Unit School District No. 5, General Obligation Unlimited, Series B, 5.00%, 01/01/2023	$ 150,000	$ 163,949
Sangamon County Water Reclamation District, General Obligation Unlimited, Series A, BAM-TCRS, 4.00%, 01/01/2044	14,135,000	15,963,928
Sangamon Logan & Menard Counties Community Unit School District No. 15, General Obligation Unlimited
Series B, BAM,
4.00%, 12/01/2038 - 12/01/2040	1,270,000	1,429,596
5.00%, 12/01/2036	345,000	423,584
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	455,000	474,529
Southern Illinois University, Revenue Bonds
Series A, AGM,
5.50%, 04/01/2023	370,000	398,142
Series B, BAM-TCRS,
5.00%, 04/01/2021	435,000	442,843
Southwestern Illinois Development Authority, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 10/15/2026	1,000,000	1,199,500
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2020 - 12/01/2023	645,000	637,754
St. Clair County High School District No. 201, General Obligation Unlimited, Series B, BAM, 5.00%, 02/01/2025	4,040,000	4,789,016
St. Clair County School District No. 119, General Obligation Unlimited, Series A, AGM, 4.00%, 04/01/2038	2,575,000	2,935,912
State of Illinois, General Obligation Unlimited
5.00%, 02/01/2022 - 11/01/2035	8,180,000	8,710,789
5.25%, 07/01/2030	1,020,000	1,061,891
5.50%, 07/01/2025 - 05/01/2039	6,135,000	6,741,668
5.75%, 05/01/2045	1,645,000	1,821,591
BAM-TCRS,
4.00%, 06/01/2041	18,625,000	19,187,847
Series A,
4.00%, 01/01/2030	225,000	226,323
5.00%, 04/01/2024	3,350,000	3,528,622
Tazewell County School District No. 51, General Obligation Unlimited NATL, 9.00%, 12/01/2021 - 12/01/2022	1,355,000	1,537,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Town of Cicero, General Obligation Unlimited, Series B, AGM, 4.20%, 12/01/2027	$ 340,000	$ 340,649
University of Illinois, Revenue Bonds
Series A, AGM,
4.00%, 04/01/2043	5,795,000	6,285,199
Series A, AMBAC,
5.50%, 04/01/2022	75,000	79,903
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,445,000	1,575,642
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	106,538
Village of Bellwood, General Obligation Unlimited
AGM,
5.00%, 12/01/2027	235,000	272,746
Series B, AGM,
3.00%, 12/01/2029	1,000,000	1,058,750
Village of Broadview, General Obligation Unlimited Series A, BAM, 3.00%, 12/01/2020 - 12/01/2022	510,000	521,696
Village of Calumet Park, General Obligation Unlimited BAM, 4.00%, 12/01/2021 - 12/01/2032	2,490,000	2,772,392
Village of Crestwood, General Obligation Unlimited
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,559,598
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	7,305,000	8,153,715
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	300,633
Village of Franklin Park, Revenue Bonds, BAM, 5.00%, 04/01/2026	230,000	272,313
Village of Hazel Crest, General Obligation Unlimited BAM, 4.00%, 12/01/2024 - 12/01/2025	640,000	728,847
Village of Lombard, General Obligation Unlimited
4.00%, 01/01/2021	910,000	913,449
5.00%, 01/01/2022 - 01/01/2024	1,740,000	1,872,115
Village of Lyons, General Obligation Unlimited
Series B, BAM,
4.00%, 12/01/2036 - 12/01/2039	4,440,000	5,092,478
5.00%, 12/01/2032	125,000	133,415
Series C, BAM,
3.00%, 12/01/2020	85,000	85,164
4.00%, 12/01/2022 - 12/01/2023	550,000	587,667

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Matteson, Revenue Bonds BAM, 5.00%, 12/01/2024 - 12/01/2035	$ 3,610,000	$ 4,349,926
Village of Montgomery, Special Assessment
BAM,
2.85%, 03/01/2024	182,000	192,791
3.00%, 03/01/2025	135,000	145,472
3.10%, 03/01/2026	253,000	276,876
3.30%, 03/01/2028	194,000	213,643
3.40%, 03/01/2029	706,000	776,727
3.45%, 03/01/2030	133,000	145,656
Village of Mount Prospect, General Obligation Unlimited, 3.00%, 12/01/2021	100,000	102,826
Village of Mundelein, General Obligation Unlimited, AGM, 4.00%, 12/15/2039	720,000	836,446
Village of Oak Lawn, General Obligation Unlimited, Series A, 3.00%, 12/01/2020	260,000	260,354
Village of Stone Park, General Obligation Unlimited Series B, BAM, 4.00%, 02/01/2035 - 02/01/2036	310,000	338,449
Warren County Community Unit School District No. 238, General Obligation Unlimited, AGM, 4.00%, 12/01/2021	75,000	77,760
Wauconda Special Service Area No.1, Special Tax, Series A, BAM, 5.00%, 03/01/2033	305,000	350,573
Western Illinois Economic Development Authority, Revenue Bonds 4.00%, 06/01/2021 - 06/01/2033	4,915,000	5,004,069
Western Illinois University, Certificate of Participation
AGM,
3.00%, 10/01/2022	3,010,000	3,097,651
5.00%, 10/01/2024	3,330,000	3,771,824
Western Illinois University, Revenue Bonds BAM, 5.00%, 04/01/2021 - 04/01/2024	2,030,000	2,189,204
Will County Community High School District No. 210, General Obligation Unlimited, Series A, AGM-CR, 5.00%, 01/01/2027	3,475,000	3,708,416
Will County Community Unit School District No. 201, General Obligation Limited, Series C, AGM, 5.00%, 01/01/2027	1,075,000	1,305,609

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Will County Community Unit School District No. 201, General Obligation Unlimited
AGM,
Zero Coupon, 11/01/2024	$ 610,000	$ 589,498
Series B, AGM,
5.00%, 01/01/2026	515,000	625,184
Will County School District No. 86, General Obligation Unlimited, Series C, AGM-CR, 5.00%, 03/01/2024	8,105,000	9,260,125
Will Grundy Etc. County Revenue, General Obligation Unlimited, Series B, 5.00%, 06/01/2038	200,000	224,724

		320,953,585

Indiana - 2.0%
Bloomington Redevelopment District, Tax Allocation Series A-1, 5.00%, 02/01/2026 - 02/01/2040	2,315,000	2,779,776
City of Evansville, Revenue Bonds, Series A, AGM, 5.00%, 02/01/2025	140,000	164,027
City of Rockport, Revenue Bonds
Series A,
2.75%, 06/01/2025	6,295,000	6,786,325
Series D,
Fixed until 06/01/2021, 2.05% (D), 04/01/2025	645,000	648,993
Evansville Redevelopment Authority, Revenue Bonds
BAM,
4.00%, 02/01/2028 - 02/01/2029	5,840,000	6,849,687
5.00%, 02/01/2026	700,000	851,963
Greater Clark County School Building Corp., Revenue Bonds, Series A, 4.00%, 07/15/2024	135,000	152,029
Hammond Multi-School Building Corp., Revenue Bonds 4.00%, 01/15/2021 - 07/15/2021	755,000	766,029
Indiana Finance Authority, Revenue Bonds
3.00%, 11/01/2030	4,125,000	4,103,220
3.50%, 10/01/2025	960,000	1,008,854
4.00%, 02/01/2021	405,000	406,081
5.00%, 02/01/2022 - 10/01/2035	3,030,000	3,516,054
Series A,
5.00%, 09/15/2023 - 09/15/2026	1,020,000	1,110,431
Series C,
3.00%, 11/01/2030	3,825,000	3,727,424
Indiana Finance Authority, Educational Facilities Revenue, Revenue Bonds, 4.00%, 02/01/2040	25,000	27,413
Indiana Health Facility Financing Authority, Revenue Bonds, 5.00%, 11/15/2034	1,725,000	2,025,495

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, GNMA, FNMA, FHLMC,
2.85%, 07/01/2031	$ 225,000	$ 236,174
Series C-1, GNMA, FNMA, FHLMC,
3.25%, 01/01/2032	1,515,000	1,635,367
Indiana University, Revenue Bonds, Series A, 5.00%, 06/01/2024	50,000	58,341
Jeffersonville Redevelopment Authority, Revenue Bonds, AGM, 3.00%, 08/01/2026	760,000	855,783
Merrillville Building Corp., Revenue Bonds BAM, 4.00%, 07/15/2036 - 12/15/2039	2,720,000	3,096,018
Merrillville Redevelopment Authority, Revenue Bonds BAM, 4.00%, 07/15/2036 - 12/15/2039	3,335,000	3,780,655
Wawasee High School Building Corp., Revenue Bonds, 5.00%, 07/15/2038	1,300,000	1,537,783

		46,123,922

Kansas - 0.1%
City of Dodge City, Revenue Bonds, 3.00%, 07/15/2021	80,000	81,270
City of Wichita, Revenue Bonds, Series I, 5.00%, 05/15/2028	300,000	313,779
Kansas Development Finance Authority, Revenue Bonds, Series C, BAM, 4.00%, 05/01/2022	90,000	94,366
Marais Des Cygnes Public Utility Authority, Revenue Bonds AGM, 3.00%, 12/01/2026 - 12/01/2027	990,000	1,097,410
Montgomery County Unified School District No. 446, General Obligation Unlimited, BAM, 5.00%, 09/01/2028	810,000	1,006,919
Unified Government of Greeley County, General Obligation Unlimited, Series B, 5.00%, 12/01/2037	225,000	264,204

		2,857,948

Kentucky - 3.5%
Bullitt County School District Finance Corp., Revenue Bonds, 3.10%, 09/01/2026	65,000	69,687
City of Winchester Combined Utilities Revenue, Revenue Bonds, Series A, BAM, 4.00%, 07/01/2029	685,000	827,062
County of Hardin, Revenue Bonds AGM, 5.75%, 08/01/2033 - 08/01/2045	105,000	120,223

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
County of Knox, General Obligation Unlimited, BAM, 5.00%, 10/01/2035	$ 1,590,000	$ 1,802,821
Eastern Kentucky University, Revenue Bonds, Series A, 4.00%, 04/01/2025	125,000	138,505
Fayette County School District Finance Corp., Revenue Bonds, Series B, 4.00%, 05/01/2024	140,000	156,248
Kentucky Bond Development Corp., Revenue Bonds, BAM, 5.00%, 09/01/2049	23,005,000	27,931,061
Kentucky Economic Development Finance Authority, Revenue Bonds
5.25%, 08/15/2046	1,230,000	1,277,601
AGM,
5.00%, 12/01/2045 - 12/01/2047	6,705,000	7,754,990
Kentucky Municipal Power Agency, Revenue Bonds
NATL,
5.00%, 09/01/2032	1,000,000	1,164,940
Series A,
Fixed until 03/01/2026, 3.45% (D), 09/01/2042	2,500,000	2,545,375
Series A, NATL,
5.00%, 09/01/2023	115,000	128,705
Kentucky State Property & Building Commission, Revenue Bonds, BAM-TCRS, 5.00%, 04/01/2029	3,150,000	3,868,546
Kentucky Turnpike Authority, Revenue Bonds, Series A, 5.00%, 07/01/2021	45,000	46,295
Louisville & Jefferson County Visitors & Convention Commission, Revenue Bonds, AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	16,290,000	18,724,636
Louisville / Jefferson County Metropolitan Government, Revenue Bonds Series A, 4.00%, 10/01/2039 - 10/01/2040	1,000,000	1,127,080
Morehead State University, Revenue Bonds
Series A,
3.00%, 04/01/2027	155,000	164,931
4.00%, 04/01/2030 - 04/01/2032	435,000	473,990
Nicholas County School District Finance Corp., Revenue Bonds
2.00%, 02/01/2023	55,000	56,902
2.38%, 02/01/2025	240,000	257,174
2.50%, 02/01/2027	305,000	325,658
3.00%, 02/01/2028 - 02/01/2032	365,000	393,763

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Northern Kentucky University, Revenue Bonds
Series A,
4.00%, 09/01/2025	$ 900,000	$ 1,030,788
Series A, AGM,
4.00%, 09/01/2030	1,130,000	1,267,024
Paducah Electric Plant Board, Revenue Bonds Series A, AGM, 5.00%, 10/01/2029 - 10/01/2032	2,330,000	2,786,734
Warren County Justice Center Expansion Corp., Revenue Bonds, 5.00%, 09/01/2024	820,000	954,833
Warren County School District Finance Corp., Revenue Bonds, 4.00%, 04/01/2026	3,690,000	4,228,260

		79,623,832

Louisiana - 2.9%
City of Ruston, Revenue Bonds, AGM, 5.00%, 06/01/2036	260,000	305,032
Jefferson Sales Tax District, Revenue Bonds
Series B, AGM,
4.00%, 12/01/2039	2,685,000	3,106,169
5.00%, 12/01/2032	35,000	42,779
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds
AGM,
5.00%, 08/01/2026 - 08/01/2029	13,795,000	16,839,899
BAM,
5.00%, 10/01/2028 - 10/01/2034	510,000	637,434
Louisiana Public Facilities Authority, Revenue Bonds
5.00%, 07/01/2022 - 07/01/2027 (G)	3,160,000	2,496,400
AGM,
5.00%, 06/01/2021	65,000	66,732
Series A,
3.38%, 09/01/2028	10,000,000	10,093,000
New Orleans Aviation Board, Revenue Bonds AGM, 5.00%, 10/01/2033 - 10/01/2048	12,510,000	14,639,187
Parish of St. John the Baptist, Revenue Bonds
Fixed until 07/01/2024, 2.10% (D), 06/01/2037	1,220,000	1,224,270
Fixed until 07/01/2026, 2.20% (D), 06/01/2037	1,835,000	1,835,954
Series B-2,
Fixed until 07/01/2026, 2.38% (D), 06/01/2037	3,500,000	3,534,265
St. Tammany Parish Hospital Service District No. 1, Revenue Bonds Series A, 5.00%, 07/01/2033 - 07/01/2048	10,015,000	11,978,119

		66,799,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maine - 0.4%
City of Portland General Airport Revenue, Revenue Bonds, 5.00%, 01/01/2028	$ 640,000	$ 740,147
Maine Governmental Facilities Authority, Revenue Bonds, Series A, 5.00%, 10/01/2028	350,000	432,373
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 07/01/2038	35,000	42,189
Maine State Housing Authority, Revenue Bonds
Series B,
2.75%, 11/15/2028	410,000	441,016
2.90%, 11/15/2029	880,000	947,848
3.15%, 11/15/2039	1,680,000	1,791,216
3.35%, 11/15/2044	130,000	138,562
Series C,
2.35%, 11/15/2027	245,000	257,314
2.50%, 11/15/2028	550,000	579,672
2.75%, 11/15/2031	2,120,000	2,219,937
Series D-1,
2.50%, 11/15/2026	435,000	470,426
2.65%, 11/15/2027	555,000	599,522
2.80%, 11/15/2028	570,000	614,762
2.95%, 11/15/2029	350,000	377,990

		9,652,974

Maryland - 0.1%
City of Baltimore, Revenue Bonds, Series C, 5.00%, 07/01/2028	50,000	56,390
City of Rockville, Revenue Bonds
Series A-2,
2.25%, 11/01/2022	250,000	243,607
5.00%, 11/01/2023	345,000	358,096
Series A1,
5.00%, 11/01/2021 - 11/01/2023	550,000	564,998
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds
4.00%, 07/01/2045 - 07/01/2050	750,000	819,845
5.00%, 07/01/2021	35,000	36,033
Montgomery County Revenue Authority, Revenue Bonds, Series A, 4.00%, 11/01/2020	85,000	85,000

		2,163,969

Massachusetts - 0.8%
Commonwealth of Massachusetts, General Obligation Limited, Series A, 5.00%, 07/01/2037	45,000	53,195
Lynn Housing Authority & Neighborhood Development, Revenue Bonds
4.25%, 10/01/2028	315,000	337,519
4.38%, 10/01/2029	300,000	321,432

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue Bonds
5.00%, 10/01/2039	$ 250,000	$ 270,198
Series C, AGM,
4.00%, 10/01/2045	1,250,000	1,405,938
Series I,
5.00%, 07/01/2025 - 07/01/2026	1,080,000	1,285,772
Series K,
4.00%, 07/01/2038	5,255,000	5,707,140
Massachusetts Housing Finance Agency, Revenue Bonds
2.10%, 12/01/2035	2,280,000	2,287,250
Series 178,
3.70%, 12/01/2033	330,000	354,404
Series 183,
2.80%, 06/01/2031	1,575,000	1,652,711
Series 187, FNMA,
2.65%, 12/01/2027	740,000	797,298
2.80%, 06/01/2028 - 12/01/2028	2,915,000	3,151,939
Series C,
2.40%, 12/01/2025	210,000	228,108
2.60%, 12/01/2026	150,000	162,219
2.70%, 06/01/2027	150,000	164,697
2.85%, 06/01/2028	160,000	173,562
2.90%, 12/01/2028	125,000	135,571

		18,488,953

Michigan - 2.6%
Allendale Public School District, General Obligation Unlimited, 5.00%, 11/01/2026	100,000	122,949
Capac Community School District, General Obligation Unlimited BAM, 4.00%, 05/01/2027 - 05/01/2031	1,180,000	1,394,326
City of Detroit Sewage Disposal System Revenue, Revenue Bonds, Series A, AGM, 5.25%, 07/01/2024	50,000	58,485
Clarkston Community Schools, General Obligation Unlimited, Series I, 5.00%, 05/01/2041	20,000	24,063
Decatur Public School District, General Obligation Unlimited, 3.00%, 05/01/2022	145,000	150,435
Detroit Downtown Development Authority, Tax Allocation, 5.00%, 07/01/2048	10,000,000	11,102,300
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	2,775,000	2,973,829
Fitzgerald Public School District, General Obligation Unlimited, BAM, 4.00%, 05/01/2025	630,000	717,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Forest Hills Public Schools, General Obligation Unlimited, Series I, 3.00%, 05/01/2024	$ 85,000	$ 92,641
Grand Rapids Economic Development Corp., Revenue Bonds, 3.00%, 11/01/2022	1,190,000	1,176,827
Grand Rapids Public Schools, General Obligation Unlimited AGM, 5.00%, 05/01/2030 - 11/01/2039	1,680,000	2,080,096
Lake City Area Schools, General Obligation Unlimited, BAM, 5.00%, 05/01/2035	2,725,000	3,254,604
Meridian Economic Development Corp., Revenue Bonds, Series A, 3.25%, 07/01/2021	605,000	603,651
Michigan Finance Authority, Revenue Bonds
Series A,
4.00%, 11/15/2050	500,000	548,350
Series C,
5.25%, 10/01/2043	20,000	22,584
Michigan State Hospital Finance Authority, Revenue Bonds, Series F, Fixed until 03/15/2023, 2.40% (D), 11/15/2047	780,000	815,568
Michigan State Housing Development Authority, Revenue Bonds
Series B,
3.25%, 12/01/2032	3,835,000	4,128,876
Series D,
3.65%, 10/01/2032	2,700,000	2,778,975
Michigan Strategic Fund, Revenue Bonds, 5.00%, 11/15/2049	2,500,000	2,678,150
Saranac Community Schools, General Obligation Unlimited
4.00%, 05/01/2030	400,000	458,868
Series A,
4.00%, 05/01/2025	130,000	149,405
Southgate Community School District, General Obligation Unlimited 5.00%, 05/01/2032 - 05/01/2035	1,950,000	2,356,271
Stockbridge Community Schools, General Obligation Unlimited, Series A, 5.00%, 05/01/2031	375,000	460,151
Sturgis Public School District, General Obligation Unlimited, Series A, 5.00%, 05/01/2026	45,000	54,286
Tri-County Area School District, General Obligation Unlimited, AGM, 4.00%, 05/01/2044	5,170,000	5,948,654

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Warren Consolidated Schools, General Obligation Unlimited
AGM,
4.00%, 05/01/2025 - 05/01/2027	$ 700,000	$ 818,770
Series B, BAM,
5.00%, 05/01/2023 - 05/01/2024	5,450,000	6,314,226
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	299,840
Zeeland Public Schools, General Obligation Unlimited Series B, BAM, 5.00%, 05/01/2026 - 05/01/2030	5,820,000	7,342,760

		58,927,069

Minnesota - 2.7%
City of Apple Valley, Revenue Bonds, 4.25%, 09/01/2038	1,000,000	1,004,720
City of Deephaven, Revenue Bonds
Series A,
4.38%, 10/01/2027	245,000	252,404
4.40%, 07/01/2025	110,000	115,314
City of Minneapolis, Revenue Bonds Series A, AGM-CR, 5.00%, 11/15/2035 - 11/15/2036	21,225,000	25,955,250
City of Red Wing, Revenue Bonds, Class A, 5.00%, 08/01/2047	1,250,000	1,156,300
City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021	250,000	170,000
City of Stillwater, Tax Allocation
3.00%, 02/01/2021 - 02/01/2027	2,455,000	2,487,949
4.00%, 02/01/2030	500,000	514,795
County of Chippewa, Revenue Bonds 4.00%, 03/01/2023 - 03/01/2026	5,460,000	5,747,621
County of Hennepin, General Obligation Unlimited, Series B, 0.14% (D), 12/01/2041	3,775,000	3,775,000
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds
Series A,
5.00%, 11/15/2025 - 12/01/2030	850,000	998,683
Series B,
4.25%, 04/01/2025	125,000	128,254
Minnesota Housing Finance Agency, Revenue Bonds
Series A,
4.00%, 08/01/2031	100,000	111,053
Series B, GNMA, FNMA, FHLMC,
2.40%, 01/01/2035	5,660,000	5,857,364
2.63%, 01/01/2040	7,110,000	7,292,229
Series C, GNMA, FNMA, FHLMC,
2.80%, 07/01/2024	80,000	85,431
2.95%, 07/01/2025	50,000	53,845
Series E, GNMA, FNMA, FHLMC,
3.30%, 01/01/2034	2,780,000	3,001,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds (continued)
Series F,
2.90%, 01/01/2026	$ 165,000	$ 178,424
2.95%, 07/01/2026	205,000	221,314
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	1,140,000	1,167,953
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	675,000	694,521

		60,969,656

Mississippi - 1.1%
Mississippi Development Bank, Revenue Bonds
AGM,
6.88%, 12/01/2040	3,160,000	3,666,169
AGM-CR,
5.25%, 02/01/2049	7,440,000	9,229,171
BAM,
4.00%, 07/01/2050	3,770,000	4,289,770
Series A,
5.00%, 03/01/2022	650,000	652,126
Mississippi Home Corp., Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
2.20%, 12/01/2024	695,000	733,308
2.35%, 06/01/2025	320,000	340,742
2.45%, 12/01/2025	520,000	558,844
2.70%, 12/01/2026	475,000	517,926
2.75%, 06/01/2027	150,000	163,473
2.80%, 12/01/2027	75,000	81,922
2.85%, 06/01/2028	170,000	185,031
2.95%, 12/01/2028	535,000	583,428
Series E, GNMA, FNMA, FHLMC,
3.00%, 12/01/2028	80,000	87,230
West Rankin Utility Authority, Revenue Bonds AGM, 5.00%, 01/01/2037 - 01/01/2038	3,105,000	3,502,999

		24,592,139

Missouri - 1.0%
Belton School District No. 124, Certificate of Participation, AGM, 5.00%, 01/15/2044	700,000	802,522
Branson Industrial Development Authority, Revenue Bonds
Series A,
3.00%, 11/01/2020 - 11/01/2021	750,000	749,591
4.00%, 11/01/2022	350,000	354,288
City of Kansas City, Revenue Bonds, Series A, 5.00%, 09/01/2034	100,000	100,315
Hannibal Industrial Development Authority, Revenue Bonds, 5.00%, 10/01/2037	1,500,000	1,751,880

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Health & Educational Facilities Authority, Revenue Bonds, Series A, 4.00%, 02/15/2049	$ 1,000,000	$ 1,108,940
Industrial Development Authority of the City of St. Louis, Tax Allocation, 3.75%, 11/01/2027	320,000	322,851
Lincoln University Auxiliary System Revenue, Revenue Bonds
AGM,
4.00%, 06/01/2035 - 06/01/2037	840,000	933,135
5.00%, 06/01/2027	870,000	1,079,574
Missouri Health & Educational Facilities Authority Revenue 4.00%, 06/01/2053	5,000,000	5,517,150
Missouri Housing Development Commission, Revenue Bonds
Series B, GNMA, FNMA, FHLMC,
2.50%, 05/01/2029	5,000	5,242
2.55%, 11/01/2029	365,000	382,425
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, 5.00%, 12/01/2043	250,000	292,450
Missouri Southern State University, Revenue Bonds, Series A, AGM, 4.00%, 10/01/2037	170,000	187,498
Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 02/01/2029	2,145,000	2,402,486
St. Louis Municipal Finance Corp., Revenue Bonds Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	4,160,000	4,937,243
St. Louis Municipal Library District, Certificate of Participation, BAM, 4.00%, 03/15/2048	1,000,000	1,113,070

		22,040,660

Montana - 0.1%
Montana Facility Finance Authority, Revenue Bonds
5.00%, 07/01/2030	575,000	706,802
Series C,
5.00%, 06/01/2024 - 06/01/2025	1,460,000	1,687,601

		2,394,403

Nebraska - 0.3%
Central Plains Energy Project, Revenue Bonds, Series A, 5.00%, 09/01/2034	880,000	1,161,829
Madison County Hospital Authority No. 1, Revenue Bonds, Series V, 5.00%, 07/01/2025	1,765,000	2,058,855

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nebraska (continued)
Omaha Public Power District, Revenue Bonds, Series A, 5.00%, 02/01/2034	$ 3,850,000	$ 4,457,645

		7,678,329

Nevada - 0.2%
County of Washoe, Revenue Bonds, Series B, Fixed until 06/01/2022, 3.00% (D), 03/01/2036	1,200,000	1,247,088
Henderson Local Improvement Districts, Special Assessment
2.00%, 09/01/2023	345,000	355,240
2.25%, 09/01/2024	530,000	555,143
2.38%, 03/01/2021 - 03/01/2022	1,150,000	1,171,449
2.50%, 03/01/2023 - 09/01/2025	1,315,000	1,378,508
Nevada System of Higher Education, Revenue Bonds Series A, 5.00%, 07/01/2021 - 07/01/2024	50,000	53,636

		4,761,064

New Jersey - 6.5%
Camden County Improvement Authority, Revenue Bonds
5.00%, 01/15/2026	230,000	262,106
Series A,
5.00%, 01/15/2029	10,000	11,745
City of Atlantic City, General Obligation Unlimited, Series B, AGM, 5.00%, 03/01/2037	900,000	1,063,989
City of Bayonne, General Obligation Unlimited, AGM, 5.00%, 08/01/2024	70,000	81,778
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	745,000	809,860
City of Trenton, General Obligation Unlimited
AGM,
5.00%, 07/15/2034	200,000	246,932
BAM,
5.00%, 07/15/2022 - 12/01/2023	5,805,000	6,393,556
Cumberland County Improvement Authority, Revenue Bonds BAM, 5.00%, 12/15/2023 - 12/15/2024	845,000	992,979
Essex County Improvement Authority, Revenue Bonds
4.00%, 11/01/2045	3,475,000	3,855,651
Series A,
5.00%, 12/01/2035 (H) (I)	535,000	481,500
Garden State Preservation Trust, Revenue Bonds
Series A, AGM,
5.75%, 11/01/2028	5,000,000	6,252,450

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Garden State Preservation Trust, Revenue Bonds (continued)
Series C, AGM,
5.25%, 11/01/2021	$ 45,000	$ 47,076
Greater Egg Harbor Regional High School District, General Obligation Unlimited
AGM,
4.00%, 02/01/2030	150,000	168,660
5.00%, 02/01/2023 - 02/01/2024	2,345,000	2,677,072
Little Egg Harbor Board of Education, General Obligation Unlimited, AGM, 4.00%, 01/15/2021	125,000	125,906
New Jersey Building Authority, Revenue Bonds
Series A,
5.00%, 12/15/2022	45,000	45,111
Series A, BAM,
5.00%, 06/15/2028	475,000	555,033
New Jersey Economic Development Authority, Revenue Bonds
5.00%, 11/01/2044	10,000,000	11,229,700
Series A,
3.50%, 09/01/2022 (A) (B)	80,000	80,480
4.25%, 09/01/2027 (A)	200,000	207,816
5.00%, 06/15/2022 - 06/15/2025	8,675,000	9,602,640
5.00%, 09/01/2037 (A)	750,000	775,350
Series A, BAM,
3.13%, 07/01/2031	2,510,000	2,545,642
5.00%, 06/15/2021 - 07/01/2028	12,910,000	14,576,651
Series A, BAM-TCRS,
5.00%, 06/15/2027 - 06/15/2030	15,850,000	19,051,185
Series B,
4.25%, 09/01/2022 (A) (B)	95,000	94,687
Series C,
4.00%, 06/15/2025	1,825,000	1,998,521
Series C, BAM-TCRS,
5.00%, 06/15/2026	2,755,000	3,261,149
Series DDD,
5.00%, 06/15/2024	2,000,000	2,235,240
Series DDD, BAM-TCRS,
5.00%, 06/15/2026 - 06/15/2035	6,985,000	8,313,367
Series PP, AGM-CR,
5.00%, 06/15/2025	14,450,000	16,257,695
Series UU, AGM-CR,
5.00%, 06/15/2025	905,000	1,018,216
New Jersey Educational Facilities Authority, Revenue Bonds
Series A,
4.00%, 07/01/2050	1,000,000	1,046,260
Series C, AGM,
4.00%, 07/01/2050	250,000	277,180
Series D, AGM,
5.00%, 07/01/2024	2,485,000	2,794,581
Series H, AGM,
5.00%, 07/01/2026	610,000	719,635
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
5.00%, 07/01/2023	70,000	75,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (continued)
Series A, AGM,
5.00%, 07/01/2046	$ 110,000	$ 120,963
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series A, 2.38%, 12/01/2029	4,930,000	4,885,926
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds
Series A,
2.60%, 11/01/2024	2,120,000	2,276,838
2.85%, 11/01/2025	1,830,000	2,010,896
Series B,
2.00%, 05/01/2021	4,490,000	4,521,654
Series E,
2.05%, 10/01/2035	5,045,000	4,979,617
Series F, FHLMC,
3.35%, 12/01/2030	1,255,000	1,352,877
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series A, AGM-CR,
5.50%, 12/15/2022	3,150,000	3,457,377
Series B, AGC-ICC, FGIC,
5.50%, 12/15/2020	100,000	100,560
Series C, AMBAC, BAM-TCRS,
Zero Coupon, 12/15/2028	2,650,000	2,178,856
New Jersey Turnpike Authority, Revenue Bonds, Series B, 5.00%, 01/01/2033	15,000	18,218
Parking Authority of the City of Trenton, Revenue Bonds Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	1,620,000	1,818,800
Tobacco Settlement Financing Corp., Revenue Bonds, Series A, 5.00%, 06/01/2023	25,000	27,792
Town of Kearny, General Obligation Unlimited, Series A, AGM, 5.00%, 02/01/2023	565,000	619,539

		148,602,707

New Mexico - 0.2%
City of Farmington, Revenue Bonds, Fixed until 06/01/2022, 2.13% (D), 06/01/2040	1,450,000	1,477,521
New Mexico Mortgage Finance Authority, Revenue Bonds
Series A-1,
1.65%, 09/01/2021	10,000	10,084
Series A-1, GNMA, FNMA, FHLMC,
3.45%, 07/01/2033	925,000	1,008,444
3.70%, 07/01/2038	960,000	1,046,583

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Mexico (continued)
Village of Los Ranchos de Albuquerque, Revenue Bonds, 4.00%, 09/01/2040	$ 1,200,000	$ 1,309,620

		4,852,252

New York - 4.8%
Brookhaven Local Development Corp. 4.00%, 11/01/2045 (E)	1,000,000	1,025,690
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2035	2,820,000	3,076,676
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds
5.00%, 10/01/2037	400,000	461,964
Series A,
3.88%, 08/01/2027	2,545,000	2,674,108
5.00%, 08/01/2037	1,320,000	1,433,837
Buffalo Municipal Water Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 07/01/2039	455,000	545,222
Build NYC Resource Corp., Revenue Bonds, 5.00%, 07/01/2041	100,000	105,364
City of New York, General Obligation Unlimited, Series H-6, 0.12% (D), 03/01/2034	940,000	940,000
City of Niagara Falls, General Obligation Limited, BAM, 5.00%, 05/15/2028	55,000	67,252
County of Suffolk, General Obligation Limited
Series D, BAM,
4.00%, 10/15/2027 - 10/15/2029	10,810,000	12,732,398
5.00%, 10/15/2023	115,000	129,648
Dutchess County Local Development Corp., Revenue Bonds 5.00%, 07/01/2032 - 07/01/2036	555,000	600,654
East Ramapo Central School District, General Obligation Unlimited AGM, 5.00%, 03/15/2039 - 03/15/2047	9,375,000	11,048,250
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	350,000	381,580
Lockport City School District, General Obligation Unlimited
2.25%, 08/01/2027	620,000	665,620
2.50%, 08/01/2028	1,145,000	1,226,650
Metropolitan Transportation Authority, Revenue Bonds
Series C, AGM-CR,
5.00%, 11/15/2038	5,000,000	6,019,750
Series D-1, BAM,
5.00%, 11/15/2033	14,250,000	16,135,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds, Series A, 5.00%, 11/15/2051	$ 2,000,000	$ 2,076,100
New York City Housing Development Corp., Revenue Bonds
Series A, AGM,
4.10%, 07/01/2042	25,000	25,542
Series C-1,
2.25%, 05/01/2026	510,000	537,693
2.30%, 11/01/2026	925,000	973,692
2.40%, 05/01/2027	850,000	896,291
2.45%, 11/01/2027	190,000	200,277
2.55%, 05/01/2028	320,000	337,114
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (D), 11/01/2045	4,950,000	5,380,402
New York City Industrial Development Agency, Revenue Bonds, AGM, 4.00%, 03/01/2045	2,500,000	2,836,925
New York Counties Tobacco Trust VI, Revenue Bonds, Series C, 3.75%, 06/01/2045	180,000	166,093
New York Liberty Development Corp., Revenue Bonds, 2.80%, 09/15/2069	1,500,000	1,430,745
New York State Dormitory Authority, Revenue Bonds
4.00%, 02/01/2034 - 07/01/2046	2,635,000	3,007,043
Series A,
5.00%, 10/01/2033 - 07/01/2035	515,000	607,189
Series A, AGM,
5.00%, 10/01/2034	335,000	414,043
New York State Housing Finance Agency, Revenue Bonds
Series H, GNMA, FNMA, FHLMC,
1.65%, 11/01/2021	4,970,000	5,023,129
Series L, GNMA, FNMA, FHLMC,
1.50%, 11/01/2020	180,000	180,000
New York State Thruway Authority, Revenue Bonds
Series A,
5.00%, 01/01/2051	175,000	200,072
Series B,
4.00%, 01/01/2050	10,000,000	11,086,300
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, 4.00%, 05/15/2029	145,000	145,132
Oneida County Local Development Corp. Revenue, Revenue Bonds, 4.00%, 12/01/2049	3,000,000	3,357,000
Port Authority of New York & New Jersey, Revenue Bonds, 5.00%, 09/01/2048	2,160,000	2,565,907
State of New York Mortgage Agency, Revenue Bonds
Series 190,
3.45%, 10/01/2030	110,000	116,258

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
State of New York Mortgage Agency, Revenue Bonds (continued)
Series 197,
1.90%, 04/01/2025	$ 925,000	$ 969,761
Town of North Hempstead, General Obligation Limited
Series A,
2.50%, 03/15/2030	1,330,000	1,428,034
2.75%, 03/15/2031 - 03/15/2033	3,115,000	3,339,201
Town of Oyster Bay, General Obligation Limited, AGM-CR, 4.00%, 02/15/2024	1,035,000	1,148,809
TSASC, Inc., Revenue Bonds, Series A, 5.00%, 06/01/2024	140,000	158,641
Westchester County Local Development Corp., Revenue Bonds, 5.00%, 11/01/2026	675,000	774,724
Windsor Central School District, General Obligation Unlimited 3.00%, 06/15/2030 - 06/15/2031	285,000	306,851

		108,958,906

North Carolina - 0.8%
City of Charlotte, Certificate of Participation, Series A, 5.00%, 12/01/2021	25,000	26,286
City of Raleigh Combined Enterprise System Revenue, Revenue Bonds, Series B, 0.15% (D), 03/01/2035	1,750,000	1,750,000
North Carolina Housing Finance Agency, Revenue Bonds
Series 37-B, GNMA, FNMA,
1.95%, 07/01/2023	20,000	20,662
Series 38-B,
2.38%, 01/01/2025	2,010,000	2,148,047
2.45%, 07/01/2025	1,180,000	1,273,055
2.65%, 01/01/2026	1,030,000	1,117,756
2.80%, 01/01/2027	80,000	88,002
North Carolina Medical Care Commission, Revenue Bonds
2.30%, 09/01/2025	1,250,000	1,248,275
5.00%, 01/01/2038	620,000	667,449
Series A,
5.00%, 10/01/2040 - 10/01/2045	2,000,000	2,329,780
Series B-1,
2.55%, 09/01/2026	1,575,000	1,569,046
North Carolina Turnpike Authority, Revenue Bonds, AGM, 5.00%, 01/01/2035	995,000	1,233,919
Winston-Salem State University, Revenue Bonds BAM, 5.00%, 06/01/2029 - 06/01/2036	3,445,000	4,053,552

		17,525,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota - 0.2%
City of Mandan, Revenue Bonds, Series A, 4.00%, 09/01/2034	$ 1,010,000	$ 1,090,830
County of Burleigh, Revenue Bonds, 3.60%, 05/01/2024	285,000	282,874
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds Series A, AGM, 3.00%, 11/01/2024 - 11/01/2025	905,000	952,811
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	27,118
Jamestown Park District, Revenue Bonds Series A, 4.00%, 07/01/2026 - 07/01/2027	1,235,000	1,362,903
North Dakota Housing Finance Agency, Revenue Bonds
Series A,
2.80%, 07/01/2023	55,000	57,901
Series C,
2.55%, 01/01/2028	775,000	820,012
Series D,
2.80%, 01/01/2025	810,000	810,000

		5,404,449

Ohio - 2.3%
Brunswick City School District, General Obligation Unlimited Series A, 5.00%, 12/01/2027 - 12/01/2036	520,000	583,138
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2, Class 1,
4.00%, 06/01/2048	2,000,000	2,167,820
Series B-2, Class 2,
5.00%, 06/01/2055	20,730,000	22,177,990
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	2,090,000	1,898,869
Cleveland Heights & University Heights City School District, General Obligation Unlimited 4.00%, 12/01/2029 - 12/01/2030	1,095,000	1,292,040
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series C, 3.00%, 05/15/2021 - 11/15/2023	520,000	524,862
Cleveland-Cuyahoga County Port Authority, Tax Allocation Series D, 3.00%, 05/15/2021 - 05/15/2023	1,175,000	1,186,411
Columbus-Franklin County Finance Authority, Revenue Bonds, 4.00%, 11/15/2020	110,000	110,107
Conotton Valley Union Local School District, Certificate of Participation MAC, 4.00%, 12/01/2035 - 12/01/2042	800,000	878,200

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
County of Butler, Revenue Bonds, 5.00%, 11/15/2027	$ 65,000	$ 81,887
County of Lucas, Revenue Bonds, Series D, 5.00%, 11/15/2023	810,000	836,276
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	1,680,000	1,769,527
County of Warren, Revenue Bonds
5.00%, 07/01/2023	250,000	274,718
Series A,
4.00%, 07/01/2045	500,000	537,140
Dayton City School District, Certificate of Participation 4.00%, 12/01/2026 - 12/01/2030	800,000	923,683
East Knox Local School District, General Obligation Unlimited, BAM, 4.00%, 12/01/2030	260,000	296,189
Euclid City School District, Certificate of Participation, BAM, 4.00%, 12/01/2044	600,000	687,918
Indian Creek Local School District, General Obligation Unlimited, Series B, BAM, 5.00%, 11/01/2055	200,000	238,626
Little Miami Local School District, General Obligation Unlimited, Series B, 5.00%, 11/01/2048	2,000,000	2,328,740
Ohio Housing Finance Agency, Revenue Bonds
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	1,735,000	1,852,650
3.40%, 09/01/2037	3,455,000	3,710,083
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,030,000	1,147,389
State of Ohio, Revenue Bonds 4.00%, 11/15/2036 - 11/15/2041	3,760,000	4,077,040
Summit County Development Finance Authority, Revenue Bonds
4.00%, 12/01/2028 - 12/01/2032	570,000	605,160
Series C,
4.00%, 11/15/2024 - 11/15/2025	155,000	171,867
University of Toledo, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 06/01/2030	380,000	490,443
Warrensville Heights City School District, General Obligation Unlimited, Series A, BAM, 5.25%, 12/01/2055	1,000,000	1,143,830
Willoughby-Eastlake City School District, Certificate of Participation, BAM, 4.00%, 03/01/2025	145,000	163,998

		52,156,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma - 0.5%
Caddo County Governmental Building Authority, Revenue Bonds, 5.00%, 09/01/2027	$ 435,000	$ 511,186
Cleveland County Educational Facilities Authority, Revenue Bonds, 5.00%, 06/01/2023	45,000	49,761
Garfield County Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 09/01/2027	1,315,000	1,629,627
Grady County School Finance Authority, Revenue Bonds
3.00%, 12/01/2028	85,000	90,385
4.00%, 12/01/2023	875,000	960,041
5.00%, 09/01/2022 - 12/01/2027	3,725,000	4,524,330
Jefferson County Educational Facilities Authority, Revenue Bonds
3.25%, 12/01/2023	135,000	142,175
3.38%, 12/01/2024	135,000	145,071
Oklahoma Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 2.75%, 09/01/2034	1,855,000	1,949,958
Oklahoma Water Resources Board, Revenue Bonds, Series B, 4.75%, 04/01/2039	55,000	56,035

		10,058,569

Oregon - 1.0%
County of Jackson Airport Revenue, Revenue Bonds AGM, 5.00%, 12/01/2030 - 12/01/2032	255,000	297,452
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds, 3.00%, 09/01/2035	820,000	850,340
Medford Hospital Facilities Authority, Revenue Bonds, Series A, AGM, 4.00%, 08/15/2040	4,165,000	4,852,725
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2021 - 10/01/2040	1,190,000	1,368,862
5.50%, 06/15/2035 (A)	750,000	779,325
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A,
2.45%, 07/01/2034	3,360,000	3,435,600
2.65%, 07/01/2039	7,650,000	7,904,286
Series D,
2.30%, 01/01/2026	755,000	800,172
2.45%, 01/01/2027	1,150,000	1,228,384
Warm Springs Reservation Confederated Tribe, Revenue Bonds Series B, 5.00%, 11/01/2034 - 11/01/2036 (A)	600,000	719,391

		22,236,537

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania - 5.8%
Allegheny County Sanitary Authority, Revenue Bonds
AGM,
4.00%, 12/01/2035	$ 295,000	$ 334,542
5.00%, 12/01/2024	30,000	35,747
Allentown City School District, General Obligation Limited, AGM, 4.00%, 02/15/2023	5,295,000	5,681,323
Altoona Area School District, General Obligation Limited, BAM, 5.00%, 12/01/2036	160,000	190,821
Beaver County Economic Development Authority, Revenue Bonds BAM, 4.00%, 11/15/2035 - 11/15/2036	4,000,000	4,459,960
Bradys Run Sanitary Authority Sewer System Revenue, Revenue Bonds, AGM, 4.00%, 12/01/2045	750,000	844,095
Bristol Township School District, General Obligation Limited, BAM-TCRS, 5.00%, 06/01/2027	80,000	88,877
Bucks County Industrial Development Authority, Revenue Bonds
4.00%, 08/15/2050	6,110,000	6,559,818
5.00%, 10/01/2033 - 10/01/2037	1,950,000	2,104,752
Chartiers Valley School District, General Obligation Limited, Series B, 5.00%, 10/15/2040	115,000	134,566
Cheltenham Township School District, General Obligation Limited, Series A, 5.00%, 02/15/2033	90,000	103,647
City of Allentown, General Obligation Unlimited, BAM, 4.00%, 10/01/2045	3,225,000	3,571,139
City of Reading, General Obligation Unlimited, BAM, 5.00%, 11/01/2021	675,000	702,614
Coatesville School District, General Obligation Limited Series A, BAM, Zero Coupon, 10/01/2037 - 10/01/2038	1,500,000	765,095
Commonwealth Financing Authority, Revenue Bonds, Series B-1, AGM, 5.00%, 06/01/2025	2,900,000	3,496,994
County of Lackawanna, General Obligation Unlimited BAM, 4.00%, 09/15/2032 - 09/15/2033	6,965,000	7,918,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority, Revenue Bonds
2.50%, 01/01/2021	$ 150,000	$ 149,669
3.00%, 01/01/2022	805,000	796,644
5.00%, 01/01/2029	1,000,000	1,033,780
Delaware County Authority 4.00%, 10/01/2021 - 10/01/2022 (E)	370,000	379,260
Delaware Valley Regional Finance Authority, Revenue Bonds, Series B, AMBAC, 5.70%, 07/01/2027	350,000	447,132
Erie County Conventional Center Authority, Revenue Bonds, 5.00%, 01/15/2026	1,725,000	1,995,670
Fairview School District, General Obligation Limited Series A, 4.00%, 02/01/2024 - 02/01/2026	180,000	201,476
Indiana County Hospital Authority, Revenue Bonds, Series A, 5.50%, 06/01/2029	250,000	263,525
Lancaster Industrial Development Authority, Revenue Bonds, 4.00%, 12/01/2044	1,070,000	1,147,821
Lancaster School District, General Obligation Limited, Series A, AGM, 5.00%, 06/01/2031	735,000	870,519
Lycoming County Water & Sewer Authority, Revenue Bonds, AGM, 2.00%, 11/15/2020	230,000	230,117
Mountaintop Area Joint Sanitary Authority Sewer Revenue, Revenue Bonds, 4.00%, 12/15/2046	2,510,000	2,812,003
Nazareth Area School District, General Obligation Limited, Series D, 5.00%, 11/15/2035	10,000	12,028
Paradise Township Sewer Authority, Revenue Bonds, BAM, 4.00%, 10/15/2035	125,000	135,668
Penn Delco School District, General Obligation Limited, 4.00%, 06/01/2045	2,475,000	2,745,443
Penn Hills School District, General Obligation Limited
BAM,
5.00%, 11/15/2023 - 11/15/2024	180,000	208,118
Series A, BAM,
5.00%, 11/15/2025	110,000	132,851
Pennsylvania Economic Development Financing Authority, Revenue Bonds, AGM, 5.00%, 01/01/2034	105,000	115,707

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, 4.00%, 08/15/2049	$ 1,295,000	$ 1,461,395
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
1.85%, 04/01/2022	620,000	630,366
Series 121,
2.20%, 04/01/2026	2,155,000	2,273,633
2.25%, 10/01/2026	1,275,000	1,342,881
2.35%, 04/01/2027	3,505,000	3,697,740
Series 124B,
2.30%, 04/01/2026	1,365,000	1,454,749
2.40%, 10/01/2026	745,000	798,849
2.45%, 04/01/2027	1,600,000	1,714,384
2.55%, 10/01/2027	1,450,000	1,561,345
2.65%, 04/01/2028	1,700,000	1,829,115
2.75%, 10/01/2028	1,580,000	1,703,272
Series 129,
2.20%, 04/01/2027	670,000	709,363
2.25%, 10/01/2027	660,000	701,296
2.35%, 04/01/2028	1,405,000	1,497,575
2.40%, 10/01/2028	1,360,000	1,453,990
2.45%, 04/01/2029 - 10/01/2029	2,600,000	2,771,431
2.55%, 04/01/2030	1,280,000	1,361,600
2.60%, 10/01/2030	1,395,000	1,479,565
Pennsylvania Turnpike Commission, Revenue Bonds
Series A,
5.00%, 12/01/2044	10,130,000	12,220,123
Series A, AGM,
4.00%, 12/01/2049	11,725,000	13,252,298
Series B,
5.00%, 12/01/2034 - 12/01/2038	1,320,000	1,591,435
Series B, BAM-TCRS,
5.25%, 12/01/2044	8,275,000	9,326,173
Series C,
5.00%, 12/01/2044	500,000	559,475
Series E,
6.38%, 12/01/2038 (C)	485,000	625,029
Philadelphia Gas Works Co., Revenue Bonds
4.00%, 10/01/2036 - 10/01/2037	300,000	327,443
5.00%, 08/01/2024	150,000	173,541
Reading School District, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,115,000	2,493,833
State Public School Building Authority, Revenue Bonds
5.00%, 09/15/2021 - 09/15/2022	180,000	190,762
AGM,
5.00%, 10/01/2023	125,000	141,296
Series A, AGM,
5.00%, 09/15/2021 - 06/01/2032	2,670,000	3,085,095
Upper Dublin School District, General Obligation Limited 4.00%, 05/15/2037 - 05/15/2044	1,845,000	2,005,696

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Wilkes-Barre Area School District, General Obligation Limited
BAM,
4.00%, 04/15/2054	$ 1,505,000	$ 1,680,588
5.00%, 04/15/2059	3,710,000	4,422,654

		131,208,135

Puerto Rico - 1.1%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	125,586
Commonwealth of Puerto Rico, General Obligation Unlimited
AGM,
5.13%, 07/01/2030	10,000	10,259
AGM-CR,
4.50%, 07/01/2023	100,000	100,148
Series A, AGC-ICC,
5.00%, 07/01/2023 - 07/01/2034	615,000	627,472
5.50%, 07/01/2029	140,000	159,669
Series A, AGM,
4.00%, 07/01/2022	470,000	487,630
5.00%, 07/01/2035	1,645,000	1,722,479
5.25%, 07/01/2024	255,000	260,975
6.00%, 07/01/2034	440,000	451,757
Series A-4, AGM,
5.00%, 07/01/2031	115,000	115,399
Series B, AGC-ICC,
5.00%, 07/01/2035	715,000	729,500
Series C, AGM,
5.75%, 07/01/2037	480,000	501,730
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A, AGC, 5.13%, 07/01/2047	470,000	482,168
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, AGC,
4.50%, 07/01/2036	1,765,000	1,765,618
5.00%, 07/01/2027	535,000	545,850
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.65%, 07/01/2024	620,000	620,316
5.00%, 07/01/2023	40,000	40,811
Series RR, AGC,
5.00%, 07/01/2028	345,000	351,997
Series SS, AGC,
4.38%, 07/01/2030	145,000	145,084
Series SS, AGM,
5.00%, 07/01/2030	2,100,000	2,142,588
Series TT, AGC-ICC,
5.00%, 07/01/2032	50,000	51,014
Series UU, AGC,
4.25%, 07/01/2027	20,000	20,010
5.00%, 07/01/2026	650,000	663,182
Series UU, AGM,
4.00%, 07/01/2023	120,000	120,133
5.00%, 07/01/2021 - 07/01/2024	1,100,000	1,122,309

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, AGM,
5.25%, 07/01/2027	$ 80,000	$ 89,336
Puerto Rico Highway & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	30,000	30,608
Series A, AGC-ICC,
4.75%, 07/01/2038	185,000	185,083
Series A, AGM-CR,
4.75%, 07/01/2038	395,000	395,178
Series CC, AGM,
5.25%, 07/01/2032 - 07/01/2036	495,000	569,834
Series CC, AGM-CR,
5.50%, 07/01/2029 - 07/01/2031	160,000	185,077
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	3,575,000	3,647,501
Series E, AGM,
5.50%, 07/01/2023	115,000	123,656
Series M, AGC-ICC,
5.00%, 07/01/2032 - 07/01/2037	1,175,000	1,198,747
Series N, AGC,
5.25%, 07/01/2034 - 07/01/2036	260,000	299,709
Series N, AGM-CR, AGC,
5.25%, 07/01/2034	335,000	386,476
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	105,231
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Series B, AGC-ICC, 5.00%, 07/01/2041	35,000	35,710
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, AGM, 5.00%, 08/01/2021 - 08/01/2030	2,545,000	2,596,612
Puerto Rico Public Buildings Authority, Revenue Bonds
AGC-ICC,
5.25%, 07/01/2033	350,000	361,361
Series I, AGC-ICC,
5.00%, 07/01/2036	495,000	505,039
Series L, AGM-CR,
5.50%, 07/01/2021	125,000	128,319
Series N, AGC-ICC,
5.00%, 07/01/2032	210,000	214,259

		24,421,420

Rhode Island - 1.1%
Providence Public Building Authority, Revenue Bonds Series A, AGM, 5.00%, 09/15/2024 - 09/15/2037	14,630,000	17,543,075
Providence Redevelopment Agency, Revenue Bonds, Series A, AGM-CR, 5.00%, 04/01/2027	1,200,000	1,406,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Commerce Corp., Revenue Bonds, BAM-TCRS, 5.00%, 07/01/2034	$ 1,395,000	$ 1,640,994
Rhode Island Health & Educational Building Corp., Revenue Bonds
5.00%, 05/15/2028 - 05/15/2029	2,425,000	2,802,978
AGM,
4.00%, 05/15/2024	55,000	61,411
Series C,
5.00%, 09/15/2027	180,000	218,230
Rhode Island Turnpike & Bridge Authority Revenue, Revenue Bonds, Series A, 5.00%, 10/01/2024	130,000	151,442
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2023 - 06/01/2027	1,105,000	1,261,181

		25,085,819

South Carolina - 0.3%
City of Georgetown Combined Public Utility Revenue, Revenue Bonds, Series A, BAM, 4.00%, 06/01/2029	385,000	435,035
Piedmont Municipal Power Agency, Revenue Bonds, Series C, AGC, 5.75%, 01/01/2034	200,000	205,480
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series B, BAM, 5.00%, 12/01/2024 - 12/01/2025	500,000	601,464
South Carolina Jobs-Economic Development Authority, Revenue Bonds, 5.00%, 10/01/2026 (A)	2,400,000	2,498,952
South Carolina Public Service Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 12/01/2036	125,000	130,475
Spartanburg Regional Health Services District, Revenue Bonds Series A, AGM, 4.00%, 04/15/2036 - 04/15/2045	3,065,000	3,466,680
State of South Carolina, General Obligation Unlimited, 3.00%, 04/01/2026	200,000	200,390

		7,538,476

South Dakota - 0.5%
South Dakota Housing Development Authority, Revenue Bonds
Series B, GNMA, FNMA, FHLMC,
2.20%, 11/01/2024	665,000	703,743
2.30%, 05/01/2025	250,000	265,422
2.45%, 11/01/2025	290,000	313,003
2.55%, 05/01/2026	1,860,000	2,012,594

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Dakota (continued)
South Dakota Housing Development Authority, Revenue Bonds (continued)
2.65%, 11/01/2026	$ 330,000	$ 359,664
2.75%, 05/01/2027	970,000	1,059,473
2.80%, 11/01/2027	1,330,000	1,451,934
2.85%, 05/01/2028	1,210,000	1,316,323
2.95%, 11/01/2028	440,000	479,574
Series C,
2.00%, 05/01/2023	20,000	20,601
Series F, GNMA, FNMA, FHLMC,
2.60%, 05/01/2027	860,000	929,282
2.65%, 11/01/2027	1,285,000	1,387,838
2.70%, 05/01/2028	390,000	420,907
2.75%, 11/01/2028	1,425,000	1,536,834

		12,257,192

Tennessee - 1.3%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds, 5.00%, 10/01/2027	675,000	704,801
City of Jackson, Revenue Bonds, 5.00%, 04/01/2041	150,000	179,129
Greeneville Health & Educational Facilities Board, Revenue Bonds, Series A, 5.00%, 07/01/2034	2,975,000	3,213,952
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A, 5.00%, 01/01/2026	100,000	120,047
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Revenue Bonds, Fixed until 11/03/2020, 1.55% (D), 11/15/2030	100,000	100,000
Tennessee Housing Development Agency, Revenue Bonds
2.45%, 01/01/2024	260,000	273,372
2.75%, 01/01/2025	40,000	43,139
2.80%, 07/01/2025	280,000	303,478
2.95%, 01/01/2026	45,000	49,632
3.00%, 01/01/2031	440,000	473,444
Series 2B,
2.30%, 01/01/2022	285,000	290,352
2.55%, 01/01/2028	340,000	359,747
2.70%, 07/01/2024	195,000	206,813
Series B2,
2.05%, 01/01/2024	890,000	924,683
2.15%, 07/01/2024	265,000	277,781
2.25%, 01/01/2025	1,000,000	1,055,960
2.40%, 07/01/2025	2,000,000	2,131,320
2.55%, 01/01/2026	120,000	129,306
2.60%, 07/01/2026	800,000	863,872
2.80%, 07/01/2027	2,270,000	2,458,864
2.85%, 01/01/2028	3,205,000	3,460,663
2.95%, 07/01/2028	2,655,000	2,879,586
3.00%, 01/01/2029	2,750,000	2,972,778
3.05%, 07/01/2029	3,100,000	3,348,868
3.15%, 01/01/2030	2,820,000	3,053,073

		29,874,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas - 4.7%
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds 5.00%, 12/01/2020 - 12/01/2022	$ 4,060,000	$ 4,211,053
Camino Real Regional Mobility Authority, Revenue Bonds, AGM, 5.00%, 06/01/2024	420,000	482,761
Centerville Independent School District, General Obligation Unlimited, 4.00%, 08/15/2036	535,000	550,906
Central Texas Regional Mobility Authority, Revenue Bonds, 5.00%, 01/01/2045	2,500,000	3,026,300
Central Texas Turnpike System, Revenue Bonds, Series A, AGM-CR, 5.00%, 08/15/2041	125,000	135,558
City of Arlington, Special Tax Revenue Series C, BAM, 5.00%, 02/15/2045	95,000	96,043
City of Bryan Rural Electric System Revenue, Revenue Bonds, 5.00%, 07/01/2025	30,000	35,987
City of Dallas, Revenue Bonds, AGC, 5.25%, 08/15/2038	345,000	346,187
City of Laredo International Toll Bridge System Revenue, Revenue Bonds, AGM, 5.00%, 10/01/2022	90,000	97,910
City of Pearland, General Obligation Limited, 5.00%, 03/01/2023	25,000	27,656
Colorado River Municipal Water District, Revenue Bonds, 5.00%, 01/01/2023	760,000	835,863
County of Kaufman, General Obligation Limited, Series A, 4.00%, 02/15/2045	250,000	285,380
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2021 - 04/01/2024 (A)	5,040,000	5,238,197
Dallas-Fort Worth International Airport, Revenue Bonds
Series A,
5.00%, 11/01/2045	50,000	50,000
Series C,
5.00%, 11/01/2034	40,000	44,190
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited, AGM, 2.75%, 09/01/2030	80,000	83,346
El Paso County Hospital District, General Obligation Limited, 5.00%, 08/15/2026	150,000	159,888

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM, 4.00%, 09/01/2029 - 09/01/2032	$ 380,000	$ 412,781
Fort Bend County Municipal Utility District No. 58 4.00%, 04/01/2040	300,000	303,381
Grand Parkway Transportation Corp., Revenue Bonds, Series B, 5.00%, 04/01/2053	25,000	28,419
Grant Road Public Utility District, General Obligation Unlimited, AGC, 3.50%, 10/01/2023	750,000	751,695
Harris County Municipal Utility District No. 399, General Obligation Unlimited, AGM, 4.00%, 09/01/2033	270,000	288,176
Harris County Municipal Utility District No. 412, General Obligation Unlimited, MAC, 3.00%, 09/01/2021	100,000	102,045
Harris County-Houston Sports Authority, Revenue Bonds NATL, Zero Coupon, 11/15/2024	400,000	364,302
Houston Higher Education Finance Corp., Revenue Bonds, 5.00%, 08/15/2024	340,000	395,002
Hunt Memorial Hospital District Charitable Health, General Obligation Limited, 5.00%, 02/15/2024	15,000	16,844
Love Field Airport Modernization Corp., Revenue Bonds, 5.25%, 11/01/2040	500,000	501,385
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited, AGM, 3.00%, 09/01/2033	150,000	156,131
Montgomery County Municipal Utility District No. 119, General Obligation Unlimited, BAM, 4.00%, 04/01/2024	275,000	305,294
Nacogdoches County Hospital District, Revenue Bonds, AGM, 4.00%, 05/15/2037	400,000	411,224
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
3.00%, 07/01/2021 - 01/01/2024	705,000	698,554
4.00%, 07/01/2023 - 07/01/2028	2,355,000	2,324,509
5.00%, 01/01/2022 - 01/01/2028	3,835,000	4,117,291
Series A1,
4.00%, 07/01/2021 - 07/01/2036	2,130,000	1,966,161
5.00%, 07/01/2031 - 07/01/2046	1,815,000	1,789,663
Series B,
4.00%, 07/01/2021 - 07/01/2031	2,815,000	2,641,050
4.25%, 07/01/2036	885,000	700,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (continued)
Series B1, AGM,
5.00%, 07/01/2058	$ 750,000	$ 836,212
Series C,
5.00%, 07/01/2022 - 07/01/2026	635,000	612,416
North Central Texas Health Facility Development Corp., Revenue Bonds, 5.00%, 08/15/2022	90,000	96,962
North East Independent School District, General Obligation Unlimited, Series B, Fixed until 08/01/2021, 1.42% (D), 08/01/2040	5,385,000	5,398,516
Northeast Higher Education Finance Corp., Revenue Bonds, Series A, 4.00%, 08/15/2025	70,000	77,168
Northwoods Road District No. 1, General Obligation Unlimited BAM, 4.00%, 08/15/2024 - 08/15/2027	405,000	465,420
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation BAM, 4.00%, 09/01/2036 - 09/01/2037	2,450,000	2,792,904
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	410,000	421,869
Southwest Houston Redevelopment Authority, Tax Allocation, Series B, AGM, 5.00%, 09/01/2034	2,100,000	2,517,144
State of Texas, Revenue Bonds, 4.00%, 08/26/2021	52,150,000	53,748,919
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, 0.12% (D), 07/01/2047	2,200,000	2,200,000
Texas Public Finance Authority, Revenue Bonds, BAM, 4.00%, 05/01/2029	150,000	165,848
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	450,000	473,589
Trophy Club Public Improvement District No. 1, Special Assessment, AGM, 3.00%, 06/01/2024	98,000	105,092
University of Houston, Revenue Bonds, Series A, 5.00%, 02/15/2024	40,000	40,535
Viridian Municipal Management District, General Obligation Unlimited
BAM,
4.00%, 12/01/2026	610,000	687,561
6.00%, 12/01/2024 - 12/01/2031	1,285,000	1,557,594

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Washington County Junior College District, Revenue Bonds, BAM, 5.00%, 10/01/2024	$ 485,000	$ 568,478

		106,748,075

U.S. Virgin Islands - 0.0% (F)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032	100,000	106,871

Utah - 0.3%
City of South Jordan, Special Assessment, 3.13%, 11/01/2036	2,145,000	2,272,928
Jordan Valley Water Conservancy District, Revenue Bonds Series A, 5.00%, 10/01/2034 - 10/01/2035	970,000	1,008,976
Utah Charter School Finance Authority, Revenue Bonds
4.00%, 10/15/2021 - 10/15/2031	890,000	964,707
4.25%, 04/15/2034	120,000	128,197
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,035,000	1,203,269
Series G,
4.00%, 10/15/2022 - 10/15/2028	1,110,000	1,248,828

		6,826,905

Vermont - 0.5%
City of Burlington, General Obligation Unlimited
Series A,
5.00%, 11/01/2034 - 11/01/2035	290,000	363,296
Series A, AGM,
5.00%, 11/01/2032	540,000	590,884
City of Burlington Waterworks System Revenue, Revenue Bonds, 5.00%, 11/01/2034	125,000	156,979
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds Series A, 5.00%, 12/01/2026 - 12/01/2027	1,175,000	1,409,462
Vermont Housing Finance Agency, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
3.13%, 11/01/2042	950,000	1,002,402
Series D, GNMA, FNMA, FHLMC,
2.60%, 11/01/2026	330,000	363,145
2.90%, 05/01/2029	275,000	297,943
3.15%, 05/01/2033	1,880,000	2,014,119
Vermont Municipal Bond Bank, Revenue Bonds, Series A, 4.00%, 10/01/2040	500,000	584,495
Vermont Public Power Supply Authority, Revenue Bonds
Series A,
4.00%, 07/01/2021	200,000	204,224
5.00%, 07/01/2022 - 07/01/2027	3,105,000	3,606,609

		10,593,558

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia - 0.6%
City of Norfolk, General Obligation Unlimited, 0.14% (D), 08/01/2037	$ 5,450,000	$ 5,450,000
Henrico County Economic Development Authority, Revenue Bonds, Series C, 3.50%, 12/01/2027	445,000	443,331
Loudoun County Economic Development Authority, Revenue Bonds, Zero Coupon, 07/01/2049	9,325,000	3,801,150
Virginia Housing Development Authority, Revenue Bonds
Series E,
2.45%, 12/01/2027	830,000	893,669
2.60%, 12/01/2028	800,000	860,992
Virginia Small Business Financing Authority, Revenue Bonds, 4.00%, 11/01/2036	1,900,000	2,212,702

		13,661,844

Washington - 0.8%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	50,000	55,789
Port of Vancouver, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2048	930,000	1,131,075
Seattle Housing Authority, Revenue Bonds, Series A, 3.40%, 12/01/2032	450,000	492,674
Washington Health Care Facilities Authority, Revenue Bonds
Series A,
4.00%, 08/15/2046	100,000	102,813
Series B,
5.00%, 10/01/2026	75,000	92,021
Series C,
5.00%, 10/01/2044	5,000,000	5,661,300
Washington State Housing Finance Commission, Revenue Bonds
3.20%, 07/01/2021 (A)	120,000	119,786
3.70%, 07/01/2023 (A)	130,000	131,799
5.00%, 07/01/2033 (A)	375,000	402,000
Series 2N, GNMA, FNMA, FHLMC,
2.20%, 12/01/2025	90,000	95,611
2.35%, 06/01/2026	175,000	187,535
Series 3N, GNMA, FNMA, FHLMC,
2.25%, 06/01/2024	780,000	819,577
2.30%, 12/01/2024	595,000	630,176
2.40%, 06/01/2025	810,000	868,085
2.45%, 12/01/2025	565,000	608,663
2.60%, 06/01/2026	845,000	919,343
2.65%, 12/01/2026	620,000	678,032
2.70%, 06/01/2027	785,000	863,830
2.75%, 12/01/2027	805,000	885,299
2.80%, 06/01/2028	925,000	1,013,374
2.85%, 12/01/2028	640,000	698,477

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Washington State Housing Finance Commission, Revenue Bonds (continued)
3.25%, 12/01/2032	$ 1,500,000	$ 1,628,655
Series 3N-R, GNMA, FNMA, FHLMC,
2.05%, 12/01/2022	645,000	664,982

		18,750,896

West Virginia - 0.2%
City of Buckhannon, Revenue Bonds Series C, 4.25%, 08/01/2022 - 08/01/2023	1,090,000	1,090,463
West Virginia Economic Development Authority, Revenue Bonds, Fixed until 06/01/2022, 2.63% (D), 12/01/2042	875,000	897,461
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	1,500,000	1,644,090

		3,632,014

Wisconsin - 0.9%
Milwaukee Housing Authority, Revenue Bonds, Series A, 3.38%, 07/01/2029	200,000	216,232
Public Finance Authority, Revenue Bonds
3.00%, 04/01/2025 (A)	400,000	396,076
4.00%, 09/01/2029 (A)	850,000	935,876
Series A,
4.00%, 01/01/2045	1,500,000	1,651,740
5.00%, 06/01/2027 - 07/01/2038	725,000	832,421
Series A, AGM,
4.00%, 07/01/2038 - 07/01/2055	2,530,000	2,719,859
5.00%, 07/01/2036 - 07/01/2054	1,225,000	1,425,512
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
3.50%, 08/01/2022	720,000	706,716
5.00%, 08/15/2022 - 08/01/2032	2,325,000	2,554,408
Class B,
4.25%, 07/01/2033	1,250,000	1,201,337
5.00%, 07/01/2053	1,000,000	991,970
Series A,
5.25%, 10/15/2039	15,000	15,448
Series A1,
5.00%, 07/01/2038	5,000,000	5,293,850
Series B-4,
Fixed until 06/01/2021, 5.00% (D), 11/15/2043	105,000	107,802
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series B, FNMA, 3.15%, 09/01/2030	1,625,000	1,662,261

		20,711,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wyoming - 0.3%
Wyoming Community Development Authority, Revenue Bonds
Series 1,
2.25%, 06/01/2031	$ 400,000	$ 416,536
2.30%, 12/01/2031	305,000	317,795
2.40%, 12/01/2032	1,125,000	1,168,549
Series 2,
2.95%, 06/01/2033	3,860,000	4,028,334

		5,931,214

Total Municipal Government Obligations (Cost $2,021,532,510)		2,095,131,777

	Principal	Value
REPURCHASE AGREEMENT - 6.9%
Fixed Income Clearing Corp., 0.00% (J), dated 10/30/2020, to be repurchased at $155,953,097 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $159,072,235.	$155,953,097	$ 155,953,097

Total Repurchase Agreement (Cost $155,953,097)		155,953,097

Total Investments (Cost $2,177,485,607)		2,251,084,874
Net Other Assets (Liabilities) - 1.0%		22,270,874

Net Assets - 100.0%		$2,273,355,748

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$2,095,131,777	$—	$2,095,131,777
Repurchase Agreement	—	155,953,097	—	155,953,097

Total Investments	$—	$2,251,084,874	$—	$2,251,084,874

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $33,542,750, representing 1.5% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	BluePath Trust Revenue Bonds 2.75%, 09/01/2026	06/27/2016	$4,140,900	$4,250,894	0.2%

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series A 3.50%, 09/01/2022	09/18/2017	79,968	80,480	0.0	(F)

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 4.25%, 09/01/2022	09/18/2017	94,834	94,687	0.0	(F)

Total			$4,315,702	$4,426,061	0.2%

(C)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2020; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the value of this security is $2,496,400, representing 0.1% of the Fund’s net assets.
(H)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2020, the value of this security is $481,500, representing less than 0.1% of the Fund’s net assets.
(I)	Non-income producing security.
(J)	Rate disclosed reflects the yield at October 31, 2020.
(K)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

Some of 2019’s prominent political risks, like Brexit and the U.S./China trade dispute, receded in the fourth quarter of 2019 to help push global stock valuations higher. The market rally continued into early 2020 but shifted massively from mid-February to late March as the COVID-19 pandemic became a reality, causing stocks to sell off dramatically. Governments and central banks around the world responded with stimulus, which led to the anticipation of a global economic recovery and a risk-on attitude among investors. Markets rallied steadily from late March through the third quarter of 2020.

PERFORMANCE

For the year ended October 31, 2020, Transamerica International Equity (Class I) returned -8.38%. By comparison, its benchmark, the MSCI EAFE Index, returned -6.46%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the 12-month period ended October 31, 2020. Asia ex-Japan was the largest detractor from performance on a regional basis during the period. Australian airline Qantas Airways Ltd. and Hong Kong-based conglomerate CK Hutchison Holdings Ltd. were the primary underperformers. Qantas Airways Ltd. underperformed as COVID-19 quarantines and travel bans forced the airline to ground most of its fleet. We sold the position on our belief Qantas Airways Ltd.’s operations would be significantly impaired over the medium-term. CK Hutchison Holdings Ltd. was also impacted by COVID-19 and geopolitical tension. While we acknowledge unrest in Hong Kong could impact foreign investment and economic activity, the city remains a key gateway between mainland China and global financial markets.

The United Kingdom led regional relative performance during the period with holdings Ashtead Group PLC and GVC Holdings PLC among the top individual performers. Ashtead Group PLC rebounded from COVID-19 lows as global economies reopened and there was an anticipated pickup in construction activity. The construction equipment rental company has a cash generative business model that appears well-positioned to survive near-term headwinds, in our view. The company opted to maintain its dividend, highlighting management’s confidence in the business. Sports betting and gaming group GVC Holdings PLC reported strong results amid the stay-at-home environment. Regulatory concerns about the U.K. and German gaming markets were allayed with better-than-expected outcomes. Additionally, one of its competitors, William Hill PLC, announced it was in takeover discussions with Caesars Entertainment and Apollo Management. GVC Holdings PLC continued to invest in its joint venture with MGM Resorts International to address the U.S. online sports betting market.

The portfolio’s underweight in the second-best performing benchmark sector, health care, weighed on performance during the period. Overall, the portfolio’s health-care holdings performed relatively well, with Philips N.V., Olympus Corp., and Sanofi positively contributing. However, a few benchmark holdings not in the portfolio saw significant share price appreciation, as COVID-19 extrapolations expanded drug and product applications. German health-care group Fresenius SE & Co. KGaA (“Fresenius”) underperformed despite reporting satisfactory results. A large portion of Fresenius’ business revolves around necessary but elective procedures, which were postponed due to the pandemic. We believe the company is undervalued and expect shares to recover as consumer patterns normalize.

On a sector basis, holdings in consumer discretionary contributed the most to relative performance during the period, led by Sony Corp. and GVC Holdings PLC. Japanese technology and media conglomerate, Sony Corp. outperformed after reporting a series of strong results. The company also announced the consolidation of Sony Financial Holdings and began accepting pre-orders for the next generation PlayStation. Mentioned previously, GVC Holdings PLC also performed well.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Other Investment Company	0.3
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(13.80)%	(0.33)%	2.57%	03/01/2011
Class A (NAV)	(8.77)%	0.80%	3.17%	03/01/2011
Class C (POP)	(10.27)%	0.10%	2.47%	03/01/2011
Class C (NAV)	(9.38)%	0.10%	2.47%	03/01/2011
Class I (NAV)	(8.38)%	1.17%	4.33%	12/18/1992
MSCI EAFE Index (A)	(6.46)%	3.35%	4.31%
Class I2 (NAV)	(8.28)%	1.26%	3.64%	03/01/2011
Class I3 (NAV)	(8.34)%	N/A	1.05%	03/10/2017
Class R (NAV)	(8.75)%	N/A	0.56%	03/10/2017
Class R4 (NAV)	(8.50)%	N/A	0.80%	03/10/2017
Class R6 (NAV)	(8.31)%	1.26%	0.11%	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2020

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 3.3%
BHP Group PLC, ADR	378,969	$14,730,525
Challenger, Ltd. (A)	6,564,639	22,191,676
Lendlease Corp., Ltd.	3,223,100	27,113,150
Macquarie Group, Ltd.	509,700	45,444,831
Santos, Ltd.	5,966,400	19,834,615

		129,314,797

Belgium - 1.9%
Groupe Bruxelles Lambert SA	391,220	32,083,243
KBC Group NV	864,700	42,722,073

		74,805,316

China - 0.5%
Baidu, Inc., ADR (B)	134,500	17,895,225

Denmark - 1.2%
AP Moller - Maersk A/S, Class B	29,735	47,654,339
Drilling Co. of 1972 A/S (A) (B)	48,550	917,139

		48,571,478

France - 9.4%
Airbus SE (B)	103,700	7,587,318
Arkema SA	409,660	40,121,994
Dassault Aviation SA (B)	16,466	13,776,383
Engie SA (B)	5,376,000	65,020,312
Rexel SA (B)	1,629,317	17,154,533
Sanofi	797,401	71,999,999
TOTAL SE	933,200	28,272,888
Ubisoft Entertainment SA (B)	377,000	33,301,686
Veolia Environnement SA	2,502,351	46,575,363
Vivendi SA	1,539,024	44,421,626

		368,232,102

Germany - 10.8%
Allianz SE	208,902	36,799,047
Bayer AG	468,452	22,012,801
Deutsche Boerse AG	241,600	35,600,610
Deutsche Post AG	855,500	37,931,140
Fresenius SE & Co. KGaA	1,402,700	52,030,960
HeidelbergCement AG	946,300	54,122,137
Infineon Technologies AG	1,615,227	44,969,820
SAP SE	512,747	54,702,197
Siemens AG	621,195	72,876,133
Talanx AG (B)	448,384	13,218,880

		424,263,725

Hong Kong - 2.6%
China Mobile, Ltd.	5,090,300	31,135,021
CK Asset Holdings, Ltd.	5,403,000	25,088,774
CK Hutchison Holdings, Ltd.	7,488,800	45,232,180

		101,455,975

Ireland - 3.2%
AIB Group PLC (B)	10,549,900	11,933,889
DCC PLC	613,331	39,855,448
Ryanair Holdings PLC, ADR (B)	150,372	12,119,983
Smurfit Kappa Group PLC	1,678,715	63,252,459

		127,161,779

Isle of Man - 1.0%
GVC Holdings PLC (B)	3,066,000	38,407,874

	Shares	Value
COMMON STOCKS (continued)
Israel - 0.6%
Check Point Software Technologies, Ltd. (B)	223,100	$ 25,335,236

Italy - 2.0%
Mediobanca Banca di Credito Finanziario SpA	4,279,492	30,383,193
Prysmian SpA	753,522	20,505,141
UniCredit SpA (B)	3,848,600	28,823,660

		79,711,994

Japan - 27.0%
Astellas Pharma, Inc.	3,793,200	52,015,911
Daiwa Securities Group, Inc.	7,456,800	30,213,596
Denka Co., Ltd.	774,480	23,859,988
ENEOS Holdings, Inc.	4,148,000	13,996,538
FANUC Corp.	268,700	56,756,065
Fujitsu, Ltd.	272,360	32,224,158
Hitachi, Ltd.	1,637,280	55,183,369
Japan Airlines Co., Ltd. (B)	1,393,000	24,329,903
Kirin Holdings Co., Ltd.	1,408,000	25,383,941
Kyocera Corp.	810,100	44,614,191
Matsumotokiyoshi Holdings Co., Ltd.	472,100	17,428,210
Nintendo Co., Ltd.	131,800	71,262,776
Olympus Corp.	2,983,400	57,114,448
ORIX Corp.	4,526,900	52,943,163
Rakuten, Inc.	5,852,700	56,942,009
Sega Sammy Holdings, Inc.	2,498,600	31,311,393
Seven & i Holdings Co., Ltd.	2,220,800	67,500,472
Sony Corp.	1,542,200	128,567,698
Square Enix Holdings Co., Ltd.	667,200	38,766,184
Sumitomo Mitsui Financial Group, Inc. (A)	2,113,600	58,508,460
Toshiba Corp.	1,877,650	47,496,760
Toyota Industries Corp.	1,116,400	72,145,523

		1,058,564,756

Luxembourg - 1.0%
ArcelorMittal SA (B)	2,894,535	39,249,968

Netherlands - 5.7%
ASML Holding NV	122,700	44,393,213
EXOR NV	242,200	12,600,894
Heineken Holding NV	661,185	50,952,256
Koninklijke Philips NV (B)	1,568,908	72,666,720
NXP Semiconductors NV	306,400	41,400,768

		222,013,851

Norway - 0.9%
Mowi ASA (A)	2,181,300	34,460,074

Republic of Korea - 1.9%
Samsung Electronics Co., Ltd.	1,500,800	75,438,625

Singapore - 1.2%
DBS Group Holdings, Ltd.	3,196,000	47,607,141

Spain - 0.9%
Siemens Gamesa Renewable Energy SA	1,250,717	35,494,460

Sweden - 1.8%
Investor AB, B Shares	646,872	38,772,817
Volvo AB, B Shares (B)	1,642,237	31,920,470

		70,693,287

Switzerland - 9.3%
ABB, Ltd.	2,284,500	55,433,411

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Alcon, Inc. (B)	829,373	$ 47,152,442
Glencore PLC (A) (B)	5,663,300	11,424,209
Nestle SA	768,064	86,390,217
Novartis AG	931,615	72,593,844
Roche Holding AG	50,200	16,130,833
Siemens Energy AG (B)	674,797	14,774,965
UBS Group AG	5,421,874	63,121,292

		367,021,213

United Kingdom - 13.3%
Ashtead Group PLC	1,127,300	40,737,587
Aviva PLC	13,790,101	45,997,892
Barratt Developments PLC (B)	1,089,100	6,807,512
British Land Co. PLC, REIT (A)	6,874,000	31,042,379
Bunzl PLC	791,548	24,606,274
IG Group Holdings PLC	732,000	7,223,743
Imperial Brands PLC	1,454,494	23,021,279
Inchcape PLC (B)	4,874,496	31,268,510
Informa PLC (B)	3,052,851	16,563,652
Liberty Global PLC, Class C (B)	1,787,200	33,349,152
Linde PLC	127,200	28,027,248
Persimmon PLC	1,173,000	35,514,355

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Savills PLC (B)	769,291	$ 8,285,487
Smith & Nephew PLC	2,278,400	39,562,434
Tesco PLC (A)	20,578,800	54,771,414
Unilever PLC	1,640,014	93,462,456

		520,241,374

Total Common Stocks (Cost $4,016,498,169)		3,905,940,250

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	12,532,343	12,532,343

Total Other Investment Company (Cost $12,532,343)		12,532,343

Total Investments (Cost $4,029,030,512)		3,918,472,593
Net Other Assets (Liabilities) - 0.2%		6,433,976

Net Assets - 100.0%		$3,924,906,569

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	6.0%	$234,753,388
Banks	5.6	219,978,416
Health Care Equipment & Supplies	5.5	216,496,044
Industrial Conglomerates	5.2	205,460,521
Entertainment	4.8	187,752,272
Capital Markets	4.6	181,604,072
Household Durables	4.4	170,889,565
Diversified Financial Services	4.0	158,591,793
Food & Staples Retailing	3.6	139,700,096
Semiconductors & Semiconductor Equipment	3.3	130,763,801
Electrical Equipment	3.2	126,207,977
Food Products	3.1	120,850,291
Multi-Utilities	2.9	111,595,675
Electronic Equipment, Instruments & Components	2.5	99,797,560
Insurance	2.5	96,015,819
Personal Products	2.4	93,462,456
Chemicals	2.4	92,009,230
Machinery	2.3	88,676,535
Trading Companies & Distributors	2.1	82,498,394
Software	2.0	80,037,433
Beverages	2.0	76,336,197
Technology Hardware, Storage & Peripherals	1.9	75,438,625
Auto Components	1.8	72,145,523
Metals & Mining	1.7	65,404,702
Containers & Packaging	1.6	63,252,459
Oil, Gas & Consumable Fuels	1.6	62,104,041
Real Estate Management & Development	1.5	60,487,411
Internet & Direct Marketing Retail	1.5	56,942,009
Construction Materials	1.4	54,122,137
Health Care Providers & Services	1.3	52,030,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Marine	1.2%	$47,654,339
Hotels, Restaurants & Leisure	1.0	38,407,874
Air Freight & Logistics	1.0	37,931,140
Airlines	0.9	36,449,886
Diversified Telecommunication Services	0.9	33,349,152
IT Services	0.8	32,224,158
Leisure Products	0.8	31,311,393
Distributors	0.8	31,268,510
Wireless Telecommunication Services	0.8	31,135,021
Equity Real Estate Investment Trusts	0.8	31,042,379
Tobacco	0.6	23,021,279
Aerospace & Defense	0.5	21,363,701
Interactive Media & Services	0.5	17,895,225
Media	0.4	16,563,652
Energy Equipment & Services	0.0 *	917,139

Investments	99.7	3,905,940,250
Short-Term Investments	0.3	12,532,343

Total Investments	100.0%	$3,918,472,593

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$172,858,137	$3,733,082,113	$—	$3,905,940,250
Other Investment Company	12,532,343	—	—	12,532,343

Total Investments	$185,390,480	$3,733,082,113	$—	$3,918,472,593

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $54,056,089, collateralized by cash collateral of $12,532,343 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $44,299,474. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

(unaudited)

MARKET ENVIRONMENT

International markets were relatively weak over the fiscal year ended October 31, 2020. Most notable during the period was a significant sell-off in mid-February through March because of the COVID-19 pandemic. Global markets rebounded following significant monetary and fiscal responses; however, markets remained sensitive to macroeconomic news as well as a second wave of COVID-19 cases in Europe.

The information technology sector and two of the more defensive sectors, health care and utilities, led sector performance for the benchmark over the period. Energy was the worst performing sector; there were supply side issues earlier in the year and uncertainty over global demand as the year progressed. The U.K. market lagged the broader MSCI EAFE benchmark, as uncertainty over Brexit remained, which caused headwinds for the domestic economy. In addition, the U.K. market has a higher exposure to the sectors that performed poorly over the past year, namely energy and financials.

At the company level, we continue to see marginal improvement in 12-month forward earnings on a year-over-year basis. Although our overall outlook for the international equity market is still negative, many companies have taken pragmatic cost-cutting measures and have benefited from government support programs. We remain focused on managing the portfolio through this period of volatility with the same disciplined investment philosophy and process, focusing on stocks with high impact growth and profitability characteristics that have strong earnings momentum and reasonable valuations.

PERFORMANCE

For the year ended October 31, 2020, Transamerica International Growth (Class I2) returned 5.34%. By comparison, its benchmark, the MSCI EAFE Index, returned -6.46%.

STRATEGY REVIEW

The Fund significantly outperformed its benchmark for the 12-month period ended October 31, 2020, with all regions contributing to relative performance. Emerging market holdings tilted toward Asia were the strongest contributors to relative performance during the period. Tencent Holdings, Ltd. a gaming and advertising services company in China, was the Fund’s top individual contributor. The company reported strong results with strength in online gaming. While we expect the company’s other business lines, including advertising and fintech, to recover as the Chinese economy continues to rebound, we trimmed the position to take profits and manage risk. Europe ex-U.K. holdings also contributed to regional performance during the period. Lonza Group, a European life science company, was a key contributor. Having a more defensive growth profile, the company’s growth drivers were largely not impacted by the pandemic. In addition to its traditional pharmaceutical business, Lonza Group AG benefited from higher capital spending in the sector.

From a sector perspective, contribution to performance was broad based with eight of the 11 sectors adding to performance. Stock selection in the communication services, information technology, and industrial sectors contributed the most to relative performance during the period. Individually, Taiwan Semiconductor Manufacturing Co., Ltd., ADR was a top contributor, as it benefited from spending in smartphone upgrades, growth in the cloud, and major trends such as 5G. Management raised its full-year revenue guidance to over 20% and boosted its capital spending budget. There was also positive sentiment on new opportunities with Intel, which is looking at outsourcing manufacturing as a solution for its core central processing unit (“CPU”) products. Kingspan Group PLC, an Irish manufacturer of energy efficient insulated building panels, was another top contributor. Year-over-year revenues in the first half of 2020 beat consensus estimates, but they were down on a year-over-year basis. There was positive sentiment due to the company’s focus on environmental efficiency. We trimmed the position to take profits and reduce risk based on a reduced construction market outlook.

Holdings in consumer staples and financials and an underweight in health care weighed the most on relative performance on a sector basis. At the stock level, the worst performing holding was Aroundtown, a German real estate company. The company performed well operationally; however, there were near-term headwinds with its exposure to hotels. Management highlighted that no single tenant represented more than 5%, and over the short term the operating companies should be able to access government support programs and business interruption insurance. At period end, we appreciated the company’s strong balance sheet with 72% of the assets unencumbered and continued to hold our position.

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

TDAM USA Inc.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Repurchase Agreement	1.2
Other Investment Company	0.1
Net Other Assets (Liabilities)	2.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.98)%	N/A	0.13%	03/01/2018
Class A (NAV)	4.81%	N/A	2.28%	03/01/2018
Class I (NAV)	4.96%	N/A	2.46%	03/01/2018
Class I2 (NAV)	5.34%	5.39%	5.47%	06/10/2008
MSCI EAFE Index (A)	(6.46)%	3.35%	4.31%
Class R6 (NAV)	5.19%	N/A	2.71%	03/01/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 96.7%
Australia - 2.2%
Northern Star Resources, Ltd.	3,000,962	$31,701,891

Austria - 1.1%
Erste Group Bank AG (A)	784,373	16,123,151

China - 9.4%
Airtac International Group	959,600	25,833,250
Alibaba Group Holding, Ltd., ADR (A)	99,916	30,443,406
ANTA Sports Products, Ltd.	1,594,900	17,705,219
Ping An Insurance Group Co. of China, Ltd., H Shares	1,842,800	19,053,950
Tencent Holdings, Ltd.	560,700	42,840,625

		135,876,450

Finland - 2.3%
Neste OYJ	634,538	33,093,405

France - 4.7%
Sanofi	360,023	32,507,679
TOTAL SE	396,662	12,017,553
Vinci SA	296,165	23,392,612

		67,917,844

Germany - 4.5%
Bayerische Motoren Werke AG	310,286	21,204,550
Henkel AG & Co. KGaA	177,178	16,017,578
Knorr-Bremse AG	237,900	27,549,095

		64,771,223

Ireland - 4.4%
Kingspan Group PLC (A)	285,371	24,876,948
Smurfit Kappa Group PLC	1,037,243	39,082,376

		63,959,324

Israel - 2.1%
Nice, Ltd., ADR (A) (B)	130,750	29,844,995

Italy - 3.2%
Enel SpA	5,752,539	45,735,575

Japan - 23.9%
Asahi Group Holdings, Ltd.	1,069,500	33,097,935
Haseko Corp.	1,800,500	21,586,442
Koito Manufacturing Co., Ltd.	452,000	21,797,153
Lasertec Corp.	243,300	21,074,842
Nidec Corp.	369,400	37,310,134
Nitori Holdings Co., Ltd.	172,200	35,396,860
Open House Co., Ltd.	748,200	25,477,813
Pan Pacific International Holdings Corp.	1,330,300	28,226,890
SoftBank Group Corp.	537,600	35,015,916
Sushiro Global Holdings, Ltd.	965,800	26,218,034
Takeda Pharmaceutical Co., Ltd.	615,542	19,021,841
Tokyo Electron, Ltd.	148,400	39,832,165

		344,056,025

Luxembourg - 1.4%
Aroundtown SA (A)	4,251,751	20,394,190

Netherlands - 2.4%
Euronext NV (C)	328,536	34,207,659

New Zealand - 1.4%
a2 Milk Co., Ltd. (A) (B)	2,114,410	20,317,206

Norway - 3.9%
DnB ASA (A)	2,567,174	34,669,140
Equinor ASA	1,635,395	20,867,165

		55,536,305

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 2.8%
Samsung Electronics Co., Ltd.	803,470	$ 40,386,908

Spain - 2.3%
Iberdrola SA	2,829,686	33,411,734

Sweden - 2.4%
Epiroc AB, Class A	695,555	10,385,753
Epiroc AB, Class B	1,684,489	24,114,534

		34,500,287

Switzerland - 7.8%
Lonza Group AG	71,497	43,320,749
Roche Holding AG	142,631	45,831,810
Swiss Life Holding AG	70,660	23,769,216

		112,921,775

Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	405,370	33,998,382

United Kingdom - 12.1%
Ashtead Group PLC	978,137	35,347,237
Beazley PLC	3,956,901	15,084,782
British American Tobacco PLC	834,026	26,434,764
GlaxoSmithKline PLC	1,014,498	16,940,573
Legal & General Group PLC	9,889,552	23,711,233
Rio Tinto PLC, ADR (B)	721,922	40,983,512
Smith & Nephew PLC	865,218	15,023,758

		173,525,859

Total Common Stocks (Cost $1,302,977,045)		1,392,280,188

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (D)	1,635,368	1,635,368

Total Other Investment Company (Cost $1,635,368)		1,635,368

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.00% (D), dated 10/30/2020, to be repurchased at $16,692,216 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2023, and with a value of $17,026,167.	$16,692,216	16,692,216

Total Repurchase Agreement (Cost $16,692,216)		16,692,216

Total Investments (Cost $1,321,304,629)		1,410,607,772
Net Other Assets (Liabilities) - 2.0%		29,149,200

Net Assets - 100.0%		$1,439,756,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	8.1%	$114,301,903
Semiconductors & Semiconductor Equipment	6.7	94,905,389
Machinery	6.2	87,882,632
Insurance	5.8	81,619,181
Electric Utilities	5.6	79,147,309
Metals & Mining	5.2	72,685,403
Oil, Gas & Consumable Fuels	4.7	65,978,123
Banks	3.6	50,792,291
Real Estate Management & Development	3.2	45,872,003
Life Sciences Tools & Services	3.1	43,320,749
Interactive Media & Services	3.0	42,840,625
Technology Hardware, Storage & Peripherals	2.9	40,386,908
Containers & Packaging	2.8	39,082,376
Electrical Equipment	2.6	37,310,134
Specialty Retail	2.5	35,396,860
Trading Companies & Distributors	2.5	35,347,237
Wireless Telecommunication Services	2.5	35,015,916
Capital Markets	2.4	34,207,659
Beverages	2.3	33,097,935
Internet & Direct Marketing Retail	2.2	30,443,406
Software	2.1	29,844,995
Multiline Retail	2.0	28,226,890
Tobacco	1.9	26,434,764
Hotels, Restaurants & Leisure	1.9	26,218,034
Building Products	1.8	24,876,948
Construction & Engineering	1.7	23,392,612
Auto Components	1.5	21,797,153
Household Durables	1.5	21,586,442
Automobiles	1.5	21,204,550
Food Products	1.4	20,317,206
Textiles, Apparel & Luxury Goods	1.3	17,705,219
Household Products	1.1	16,017,578
Health Care Equipment & Supplies	1.1	15,023,758

Investments	98.7	1,392,280,188
Short-Term Investments	1.3	18,327,584

Total Investments	100.0%	$1,410,607,772

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$135,270,295	$1,257,009,893	$—	$1,392,280,188
Other Investment Company	1,635,368	—	—	1,635,368
Repurchase Agreement	—	16,692,216	—	16,692,216

Total Investments	$136,905,663	$1,273,702,109	$—	$1,410,607,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $51,424,402, collateralized by cash collateral of $1,635,368 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $51,157,615. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of the 144A security is $34,207,659, representing 2.4% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

Some of 2019’s prominent political risks, like Brexit and the U.S./China trade dispute, receded in the fourth quarter to help push global stock valuations higher. The market rally continued into early 2020 but shifted massively from mid-February to late March as the COVID-19 pandemic became a reality, causing stocks to sell off dramatically. Governments and central banks around the world responded with stimulus which led to the anticipation of a global economic recovery and a risk-on attitude among investors. Markets rallied steadily from late March through the third quarter of 2020.

PERFORMANCE

For the year ended October 31, 2020, Transamerica International Small Cap Value (Class I) returned -3.21%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned -1.02%.

STRATEGY REVIEW

The Fund underperformed its benchmark during the 12-month period ended October 31, 2020. United Kingdom holdings were the largest regional detractors from relative return. Within the U.K., Informa PLC and Equiniti Group PLC were primary underperformers. Events and publishing company Informa underperformed, as COVID-19 related quarantines and travel bans forced the postponement of large events and conventions. We trimmed the position when initial COVID-19 reports began circulating in February. While the events business was substantially impacted by COVID-19, steady performance in its publishing division allowed Informa to remain profitable. We believe the company will recover as normal industry activities resume. Equiniti Group PLC is a U.K.-based provider of share registration, investor services, administration of employee share plans, pension administration and software, and employee benefit programs. The company underperformed after management suspended guidance and withdrew the fiscal year 2019 final dividend. Equiniti Group PLC generates most of its revenues from long-term contracts with recurring revenues; however, some of its more cyclical services, such as share repurchase programs and dividend payments, were negatively impacted by the global economic slowdown. We believe Equiniti Group PLC operates a stable core business and could benefit from increased corporate activity during macroeconomic volatility.

Japan was a top regional contributor driven by favorable stock selection across a broad array of industries and sectors. Videogame creator Capcom Co., Ltd. and drugstore operator Welcia Holdings Co., Ltd. were among the top performers in Japan. Capcom Co. Ltd. outperformed after a series of strong earnings reports and raising full year guidance. Sales of hit game Monster Hunter World outpaced expectations since its launch and maintained its momentum through additional content releases. As consumers continue to stay at home, gaming companies should benefit from increasing sales and higher margins, driven by digital game offerings. Drugstore chain Welcia outperformed after releasing a series of favorable earnings reports, displaying strong same-store sales growth. The company benefited from extraordinary demand for hygiene products and daily goods since the COVID-19 outbreak began in late January.

On a sector basis, holdings in consumer discretionary detracted the most from relative performance, led lower by U.K. homebuilders Redrow PLC and Bellway PLC. Both companies were negatively impacted by COVID-19, as containment measures forced the closure of project sites and offices. The pair focused on preserving capital and maintaining their strong balance sheets. At period end, we believed these stocks were undervalued given the good demand dynamics for the U.K. housing market and the stocks’ discounts to net asset values, strong balance sheets, and experienced management teams.

Communication services holdings were the largest contributors to relative performance on a sector basis. Japanese videogame companies Capcom Co., Ltd. and Square Enix Holdings Co., Ltd. Capcom Co. Ltd., mentioned previously, outperformed after a series of strong earnings reports and raising full year guidance. Square Enix Holdings Co. Ltd. also performed well, reporting satisfactory results and strong growth in its mobile-game segment. As consumers continue to stay at home, gaming companies should benefit from increasing sales and higher margins, driven by digital game offerings.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.3%
Other Investment Company	1.9
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	(3.21)%	3.73%	5.80%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	(1.02)%	5.77%	7.47%
Class I2 (NAV)	(3.15)%	3.82%	5.90%	01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Investing in small-and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2020

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 99.3%
Australia - 3.4%
BlueScope Steel, Ltd.	541,900	$5,597,118
Charter Hall Group, REIT	531,932	4,612,131
Omni Bridgeway, Ltd. (A)	2,197,569	5,345,819
Senex Energy, Ltd. (A) (B)	10,029,500	2,080,695

		17,635,763

Austria - 0.8%
ams AG (B)	199,600	4,273,770

Belgium - 6.8%
Barco NV	282,934	4,438,397
D’ieteren SA	134,108	6,718,801
Fagron	275,248	6,110,801
Groupe Bruxelles Lambert SA	141,427	11,598,172
Telenet Group Holding NV	157,500	6,057,524

		34,923,695

Denmark - 2.4%
Scandinavian Tobacco Group A/S, Class A (C)	490,928	6,934,270
Schouw & Co. A/S	59,667	5,195,918

		12,130,188

Finland - 1.3%
Kamux Corp.	111,600	1,206,031
Raisio OYJ, V Shares	1,498,483	5,322,886

		6,528,917

France - 3.4%
ICADE, REIT (A)	73,600	3,721,995
Kaufman & Broad SA	201,729	7,188,953
Rothschild & Co. (B)	265,219	6,826,410

		17,737,358

Germany - 5.9%
Bertrandt AG	38,309	1,313,958
Borussia Dortmund GmbH & Co. KGaA (A)	439,600	2,158,483
DIC Asset AG	423,378	4,872,851
Gerresheimer AG	108,600	10,916,947
Hamburger Hafen und Logistik AG	313,340	5,252,810
SAF-Holland SE (B)	427,600	3,635,102
Takkt AG (B)	232,113	2,466,622

		30,616,773

Greece - 0.4%
Motor Oil Hellas Corinth Refineries SA	214,951	2,009,745

Hong Kong - 3.1%
Great Eagle Holdings, Ltd.	1,271,493	3,073,189
Kerry Logistics Network, Ltd.	4,502,000	9,402,358
Pacific Textiles Holdings, Ltd.	6,331,900	3,613,031

		16,088,578

Ireland - 4.0%
Bank of Ireland Group PLC (B)	1,397,800	3,468,284
C&C Group PLC (B)	1,408,444	2,950,939
Grafton Group PLC (B)	369,400	3,211,373
Greencore Group PLC	1,772,700	2,075,371
Smurfit Kappa Group PLC	240,610	9,065,967

		20,771,934

Italy - 2.3%
Danieli & C Officine Meccaniche SpA	150,690	1,361,889
doValue SpA (B) (C)	314,700	2,906,467

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Prysmian SpA	284,352	$ 7,737,900

		12,006,256

Japan - 36.3%
Aida Engineering, Ltd.	306,900	2,347,279
Air Water, Inc.	346,400	4,949,295
Capcom Co., Ltd.	394,900	21,597,688
Denka Co., Ltd.	338,160	10,417,950
DTS Corp.	330,400	6,425,946
Fuji Corp. (A)	265,800	5,343,636
Furyu Corp.	101,900	1,225,874
GMO internet, Inc.	268,500	7,161,495
Hakuhodo DY Holdings, Inc.	158,100	2,014,380
Hikari Tsushin, Inc.	24,000	5,629,072
Horiba, Ltd.	103,800	5,106,067
Hosokawa Micron Corp.	54,700	2,743,973
Kaken Pharmaceutical Co., Ltd.	102,100	4,021,315
Kenedix, Inc.	1,340,700	6,947,610
Kintetsu World Express, Inc.	539,800	11,475,100
Kumiai Chemical Industry Co., Ltd. (A)	642,200	6,173,999
Kyushu Railway Co.	118,700	2,524,854
Matsumotokiyoshi Holdings Co., Ltd.	190,300	7,025,182
Meitec Corp.	88,100	4,367,572
Nakanishi, Inc.	463,900	8,278,264
Nichiha Corp.	197,400	5,752,054
Nippon Parking Development Co., Ltd.	2,559,000	3,137,482
Paramount Bed Holdings Co., Ltd.	104,100	4,010,747
PCA Corp. (A)	35,100	1,577,343
Rohto Pharmaceutical Co., Ltd.	191,800	5,996,242
Sanwa Holdings Corp.	943,600	10,763,539
Shinoken Group Co., Ltd. (A)	380,600	3,776,938
Square Enix Holdings Co., Ltd.	232,800	13,526,330
Takasago Thermal Engineering Co., Ltd.	283,300	3,755,830
Token Corp.	75,600	5,689,297
Wakita & Co., Ltd.	317,300	3,284,631

		187,046,984

Netherlands - 4.5%
ASM International NV	89,500	12,783,358
Euronext NV (C)	17,300	1,801,302
Intertrust NV (C)	471,100	7,304,366
Van Lanschot Kempen NV, CVA (B)	54,000	1,080,828

		22,969,854

New Zealand - 0.6%
Pushpay Holdings, Ltd. (B)	492,200	2,960,695

Norway - 0.5%
ABG Sundal Collier Holding ASA	4,565,727	2,436,374

Philippines - 0.2%
Alliance Global Group, Inc. (B)	6,793,600	1,113,182

Republic of Korea - 2.3%
Eugene Technology Co., Ltd.	258,909	6,212,552
Interpark Corp.	498,619	938,247
Value Added Technology Co., Ltd.	246,800	4,516,910

		11,667,709

Spain - 1.3%
Cia de Distribucion Integral Logista Holdings SA	400,964	6,769,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Sweden - 3.1%
Cloetta AB, B Shares (B)	1,992,800	$ 4,683,912
Dios Fastigheter AB	982,774	6,881,019
Nobina AB (B) (C)	406,672	2,230,044
Trelleborg AB, B Shares (B)	130,000	2,163,169

		15,958,144

Switzerland - 1.4%
Swissquote Group Holding SA	88,476	7,045,112

United Kingdom - 15.3%
Bellway PLC	287,800	8,707,440
Dialog Semiconductor PLC (B)	99,687	3,800,457
Domino’s Pizza Group PLC (B)	897,000	3,851,265
Equiniti Group PLC (B) (C)	3,393,300	4,539,531
Howden Joinery Group PLC (B)	916,200	7,564,006
IG Group Holdings PLC	753,035	7,431,327
Inchcape PLC (B)	404,700	2,596,036
Informa PLC (B)	879,127	4,769,821
Intermediate Capital Group PLC	323,335	4,911,240
International Personal Finance PLC (B)	1,437,450	1,068,912
Lancashire Holdings, Ltd.	594,300	4,904,461
Oxford Metrics PLC	747,400	716,544
Redde Northgate PLC	268,468	617,600
Redrow PLC (B)	1,484,200	8,002,237
Rentokil Initial PLC (B)	637,181	4,338,061
Savills PLC (B)	826,400	8,900,567
Vectura Group PLC (B)	1,445,800	1,929,224

		78,648,729

Total Common Stocks (Cost $470,860,596)		511,339,412

	Shares	Value
OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (D)	9,625,108	$ 9,625,108

Total Other Investment Company (Cost $9,625,108)		9,625,108

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.00% (D), dated 10/30/2020, to be repurchased at $1,242,596 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $1,267,517.	$1,242,596	1,242,596

Total Repurchase Agreement (Cost $1,242,596)		1,242,596

Total Investments (Cost $481,728,300)		522,207,116
Net Other Assets (Liabilities) - (1.4)%		(7,460,168)

Net Assets - 100.0%		$514,746,948

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Entertainment	7.1%	$37,282,501
Real Estate Management & Development	6.6	34,452,174
Capital Markets	5.8	30,451,765
Household Durables	5.7	29,587,927
Air Freight & Logistics	5.3	27,647,110
Semiconductors & Semiconductor Equipment	5.2	27,070,137
Chemicals	4.1	21,541,244
IT Services	4.0	21,087,667
Building Products	3.9	20,271,423
Diversified Financial Services	3.8	19,850,458
Food Products	3.3	17,278,087
Health Care Equipment & Supplies	3.2	16,805,921
Trading Companies & Distributors	2.7	14,060,010
Machinery	2.7	13,959,946
Professional Services	2.5	12,985,896
Media	2.5	12,841,725
Life Sciences Tools & Services	2.1	10,916,947
Electronic Equipment, Instruments & Components	1.8	9,544,464
Distributors	1.8	9,314,837
Containers & Packaging	1.7	9,065,967
Equity Real Estate Investment Trusts	1.6	8,334,126
Electrical Equipment	1.5	7,737,900
Commercial Services & Supplies	1.4	7,475,543
Food & Staples Retailing	1.4	7,025,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Tobacco	1.3%	$6,934,270
Specialty Retail	1.3	6,835,103
Health Care Providers & Services	1.2	6,110,801
Personal Products	1.2	5,996,242
Pharmaceuticals	1.1	5,950,539
Metals & Mining	1.1	5,597,118
Road & Rail	1.0	5,372,498
Transportation Infrastructure	1.0	5,252,810
Insurance	0.9	4,904,461
Banks	0.9	4,549,112
Oil, Gas & Consumable Fuels	0.8	4,090,440
Hotels, Restaurants & Leisure	0.7	3,851,265
Auto Components	0.7	3,635,102
Textiles, Apparel & Luxury Goods	0.7	3,613,031
Internet & Direct Marketing Retail	0.7	3,404,869
Beverages	0.6	2,950,939
Software	0.4	2,293,887
Leisure Products	0.2	1,225,874
Industrial Conglomerates	0.2	1,113,182
Consumer Finance	0.2	1,068,912

Investments	97.9	511,339,412
Short-Term Investments	2.1	10,867,704

Total Investments	100.0%	$522,207,116

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$511,339,412	$—	$511,339,412
Other Investment Company	9,625,108	—	—	9,625,108
Repurchase Agreement	—	1,242,596	—	1,242,596

Total Investments	$9,625,108	$512,582,008	$—	$522,207,116

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,452,910, collateralized by cash collateral of $9,625,108 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,550,870. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $25,715,980, representing 5.0% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

International markets were negative over the 12-month period ended October 31, 2020.

The market shock of the COVID-19 pandemic is clearly entirely different from any past events, and therefore impossible to forecast. Economic activity was deliberately frozen to stem the pandemic. The initial shock was, therefore, sudden, and very deep. The shock’s size and each country’s ability to withstand the impact has varied greatly across the globe. Countries with less aggressive responses to the virus have been hit hard and the pandemic has not yet peaked. We could see increased return dispersion across regions and countries as a result, and the associated opportunities this often creates. The pandemic is reinforcing structural trends that were already at play, such as e-commerce and at the same time re-writing the future of certain industries such as hotels, airlines and cruise ships. Related, the relative success of the impromptu experiment in remote work could alter the landscape of commercial real estate, business travel and daily commutes.

Debt has ballooned as governments worked quickly to prop up individuals and businesses. Central banks have committed to keep rates low in the short term, enabling an unprecedented fiscal expansion, however we all know there is no free lunch. Heavy debt loads, combined with the risk of ongoing supply shocks, raises the potential for higher inflation in the medium to longer term. As the world restarts there are many uncertainties around how quickly people and companies will feel comfortable to resume their pre-pandemic activities.

Focusing on the fundamental drivers of companies has been key in the consistency of the strategy’s long-term track record. This remains a challenging market environment and will likely continue to be volatile in the short term. But we would emphasize that experience is irreplaceable, and our portfolio management team has managed these portfolios through past periods of extreme uncertainty. History suggests sharp volatility such as we are experiencing creates opportunity for long-term investors.

PERFORMANCE

For the year ended October 31, 2020, Transamerica International Stock (Class A) returned -10.21%, excluding any sales charges. By comparison, its benchmark, the MSCI EAFE Index, returned -6.46%.

STRATEGY REVIEW

The Fund is positioned in line with ClariVest’s overall philosophy, employing a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

The Fund underperformed its benchmark for the fiscal year ended October 31, 2020. Overweights to information technology and health care and strong stock selection within real estate and materials contributed to performance, whereas an underweight to consumer staples and stock selection within industrials and communication services hurt performance. An overweight to the Netherlands and strong selection within Australia also contributed to performance, while stock selection was weak within France and Japan.

Top stock-level contributors included Fortescue Metals Group Ltd. (“Fortescue”) which explores for and produces iron ore and is headquartered in Australia, and NEC Corp. which manufactures and provides computers, telecommunication equipment, electronic devices, semiconductors, and software and is based in Japan. Fortescue recorded record annual profits driven by record shipments and ongoing low costs as China’s investment in new infrastructure continues to provide strong demand for steel. NEC Corp. reported an unexpected loss in the first quarter of 2020, however Japan’s plan to accelerate digital government is expected to benefit the company.

Bottom stock-level contributors included the Italy-based industrial company, Leonardo SpA, and the Japanese trading company, Marubeni Corp. Leonardo SpA’s 2019 report delivered or exceeded guidance for the second year in a row, however, shares fell after the company had to temporarily suspend activities. Marubeni lagged its peers as it reported a full-year loss and guidance well below consensus with plans to cut its future dividend payment.

For the fiscal year, the Fund did not utilize derivatives.

David R. Vaughn, CFA

Priyanshu Mutreja, CFA

Alex Turner, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Transamerica Funds	Annual Report 2020

Transamerica International Stock

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	94.0%
Exchange-Traded Fund	1.9
Preferred Stocks	1.5
Other Investment Company	0.6
Net Other Assets (Liabilities)	2.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(15.16)%	(9.27)%	09/28/2018
Class A (NAV)	(10.21)%	(6.79)%	09/28/2018
MSCI EAFE Index (A)	(6.46)%	(2.16)%
Class I (NAV)	(9.98)%	(6.59)%	09/28/2018
Class I2 (NAV)	(9.98)%	(6.59)%	09/28/2018
Class R6 (NAV)	(9.98)%	(6.59)%	09/28/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2020

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 94.0%
Australia - 6.5%
Austal, Ltd.	197,740	$377,059
BHP Group, Ltd. (A)	20,471	490,723
Coles Group, Ltd.	140,918	1,760,386
CSL, Ltd.	4,755	962,685
Fortescue Metals Group, Ltd.	109,224	1,336,191
Northern Star Resources, Ltd.	80,265	847,912
Resolute Mining, Ltd. (B)	349,497	198,497
Sandfire Resources, Ltd.	131,347	408,735
Sonic Healthcare, Ltd.	25,401	622,147

		7,004,335

Austria - 0.9%
ams AG (B)	47,070	1,007,847

Belgium - 0.6%
Euronav NV	51,106	373,425
UCB SA	3,014	297,697

		671,122

Denmark - 2.7%
AP Moller - Maersk A/S, Class B	774	1,236,317
Novo Nordisk A/S, Class B	19,549	1,246,555
Scandinavian Tobacco Group A/S, Class A (C)	26,902	379,986

		2,862,858

France - 6.9%
Atos SE (B)	7,278	497,203
BNP Paribas SA (B)	16,674	581,502
Cie Generale des Etablissements Michelin SCA	9,044	976,761
Constellium SE (B)	31,600	278,396
Eiffage SA (B)	10,935	793,634
Engie SA (B)	69,772	843,861
Peugeot SA (B)	57,840	1,039,050
Sanofi	16,887	1,524,783
Sartorius Stedim Biotech	1,308	496,007
Societe Generale SA (B)	30,724	417,475

		7,448,672

Germany - 7.2%
Bayer AG	12,285	577,278
Daimler AG	23,929	1,237,380
Deutsche Post AG	12,529	555,076
Deutsche Telekom AG	60,250	915,724
HeidelbergCement AG	12,701	726,414
Hornbach Holding AG & Co. KGaA	2,422	233,279
Merck KGaA	13,735	2,034,581
Muenchener Rueckversicherungs-Gesellschaft AG	2,548	597,193
TAG Immobilien AG (B)	28,150	829,570

		7,706,495

Hong Kong - 1.2%
CK Hutchison Holdings, Ltd.	114,000	688,557
WH Group, Ltd. (C)	750,000	590,720

		1,279,277

Israel - 0.7%
Teva Pharmaceutical Industries, Ltd., ADR (B)	88,200	769,104

Italy - 1.8%
Enel SpA	199,112	1,583,041
Eni SpA	55,357	387,778

		1,970,819

	Shares	Value
COMMON STOCKS (continued)
Japan - 29.5%
Arcland Sakamoto Co., Ltd.	14,000	$ 269,596
Central Glass Co., Ltd.	20,200	433,462
Chubu Electric Power Co., Inc.	37,900	424,549
Cosmo Energy Holdings Co., Ltd.	12,700	185,904
FUJIFILM Holdings Corp.	42,900	2,187,581
Fujitsu, Ltd.	10,100	1,194,977
Hirogin Holdings, Inc.	47,700	259,614
Hitachi, Ltd.	53,000	1,786,328
Hokkaido Electric Power Co., Inc.	64,400	249,611
Honda Motor Co., Ltd.	31,600	747,433
Hoya Corp.	11,400	1,286,569
ITOCHU Corp.	116,100	2,788,548
Kajima Corp.	37,900	404,978
KDDI Corp.	100,900	2,729,848
Marubeni Corp.	177,900	928,852
Mitsubishi Corp.	26,500	591,251
Mitsubishi UFJ Financial Group, Inc.	224,600	885,352
Mitsui & Co., Ltd.	80,000	1,245,523
Mizuho Financial Group, Inc.	36,590	450,497
NEC Corp.	50,400	2,538,656
Nichi-iko Pharmaceutical Co., Ltd.	25,200	249,487
Nippon Telegraph & Telephone Corp.	103,400	2,175,105
Nomura Holdings, Inc.	272,400	1,219,926
Obayashi Corp.	37,800	316,323
Ricoh Co., Ltd.	65,500	430,153
Sawai Pharmaceutical Co., Ltd.	11,300	544,655
Sekisui House, Ltd.	55,900	928,684
Sony Corp.	34,000	2,834,458
Toyota Motor Corp.	16,300	1,070,044
World Co., Ltd.	25,144	319,241

		31,677,205

Netherlands - 8.7%
Akzo Nobel NV	9,750	937,836
ASM International NV	8,766	1,252,055
ASR Nederland NV	7,808	236,937
Koninklijke Ahold Delhaize NV	85,979	2,357,180
Koninklijke Philips NV (B)	17,015	788,079
NN Group NV	51,622	1,796,494
PostNL NV (B)	167,554	555,569
Royal Dutch Shell PLC, B Shares	42,403	511,352
Signify NV (B) (C)	27,255	967,425

		9,402,927

New Zealand - 0.2%
Fisher & Paykel Healthcare Corp., Ltd.	11,617	267,873

Norway - 0.2%
Austevoll Seafood ASA	26,008	177,154

Singapore - 0.2%
Yanlord Land Group, Ltd.	253,500	194,953

Spain - 1.9%
Banco Bilbao Vizcaya Argentaria SA	78,124	225,399
Iberdrola SA	104,494	1,233,821
Repsol SA	23,321	146,411
Telefonica SA	121,105	393,958

		1,999,589

Sweden - 1.6%
Swedish Match AB	7,580	569,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Telefonaktiebolaget LM Ericsson, B Shares	102,022	$ 1,139,026

		1,708,910

Switzerland - 10.0%
Credit Suisse Group AG	142,634	1,345,234
Nestle SA	13,697	1,540,610
Novartis AG	31,316	2,440,223
Roche Holding AG	7,592	2,439,548
STMicroelectronics NV	7,050	215,055
Swiss Life Holding AG	2,598	873,937
UBS Group AG	87,593	1,019,755
Zurich Insurance Group AG	2,585	858,596

		10,732,958

United Kingdom - 13.2%
Anglo American PLC	25,036	587,424
AstraZeneca PLC	15,161	1,522,247
Aviva PLC	120,009	400,299
Barclays PLC (B)	460,495	638,280
Bellway PLC	9,334	282,402
BP PLC	146,785	374,402
British American Tobacco PLC	27,823	881,860
Coca-Cola European Partners PLC	14,854	530,436
Computacenter PLC	24,897	735,380
Dialog Semiconductor PLC (B)	27,559	1,050,656
GlaxoSmithKline PLC	51,774	864,547
Imperial Brands PLC	47,928	758,590
Kingfisher PLC (B)	147,776	549,635
Lloyds Banking Group PLC (B)	959,276	349,279
Persimmon PLC	54,926	1,662,968
Redrow PLC (B)	45,494	245,286
Rio Tinto PLC	15,626	883,828
Standard Chartered PLC (B)	84,466	385,993
Tesco PLC	375,836	1,000,305

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Vodafone Group PLC	332,806	$ 443,953

		14,147,770

Total Common Stocks (Cost $106,738,587)		101,029,868

PREFERRED STOCKS - 1.5%
Germany - 1.5%
Draegerwerk AG & Co. KGaA, 0.26% (D)	2,170	174,357
Volkswagen AG, 3.58% (D)	9,749	1,420,079

Total Preferred Stocks (Cost $1,930,768)		1,594,436

EXCHANGE-TRADED FUND - 1.9%
United States - 1.9%
iShares MSCI EAFE ETF	32,740	2,009,909

Total Exchange-Traded Fund (Cost $1,844,785)		2,009,909

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (D)	688,099	688,099

Total Other Investment Company (Cost $688,099)		688,099

Total Investments (Cost $111,202,239)		105,322,312
Net Other Assets (Liabilities) - 2.0%		2,143,452

Net Assets - 100.0%		$107,465,764

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	13.8%	$14,510,705
Household Durables	5.6	5,953,798
Trading Companies & Distributors	5.3	5,554,174
Automobiles	5.2	5,513,986
Food & Staples Retailing	4.9	5,117,871
Metals & Mining	4.8	5,031,706
IT Services	4.7	4,966,216
Insurance	4.5	4,763,456
Banks	4.0	4,193,391
Capital Markets	3.4	3,584,915
Semiconductors & Semiconductor Equipment	3.3	3,525,613
Electric Utilities	3.3	3,491,022
Diversified Telecommunication Services	3.3	3,484,787
Wireless Telecommunication Services	3.0	3,173,801
Technology Hardware, Storage & Peripherals	2.5	2,617,734
Tobacco	2.5	2,590,320
Health Care Equipment & Supplies	2.4	2,516,878
Food Products	2.2	2,308,484
International Equity Funds	1.9	2,009,909
Oil, Gas & Consumable Fuels	1.9	1,979,272

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Electronic Equipment, Instruments & Components	1.7%	$1,786,328
Construction & Engineering	1.4	1,514,935
Specialty Retail	1.3	1,371,751
Marine	1.2	1,236,317
Communications Equipment	1.1	1,139,026
Air Freight & Logistics	1.1	1,110,645
Real Estate Management & Development	1.0	1,024,523
Auto Components	0.9	976,761
Electrical Equipment	0.9	967,425
Biotechnology	0.9	962,685
Chemicals	0.9	937,836
Multi-Utilities	0.8	843,861
Construction Materials	0.7	726,414
Industrial Conglomerates	0.6	688,557
Health Care Providers & Services	0.6	622,147
Beverages	0.5	530,436
Life Sciences Tools & Services	0.5	496,007
Building Products	0.4	433,462
Aerospace & Defense	0.4	377,059

Investments	99.4	104,634,213
Short-Term Investments	0.6	688,099

Total Investments	100.0%	$105,322,312

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,577,936	$99,451,932	$—	$101,029,868
Preferred Stocks	—	1,594,436	—	1,594,436
Exchange-Traded Fund	2,009,909	—	—	2,009,909
Other Investment Company	688,099	—	—	688,099

Total Investments	$4,275,944	$101,046,368	$—	$105,322,312

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $655,001, collateralized by cash collateral of $688,099. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $1,938,131, representing 1.8% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

During the year ended October 31, 2020, U.S. equity markets experienced their first decline on a fiscal year basis since 2008 with the Russell 1000® Value Index falling -7.57%, with large dispersions in performance among sectors. The top performing sectors were health care, materials, and consumer staples, while the bottom sectors were energy, real estate, and financials.

The past 12 months were marked by three distinct periods. From early November through mid-February, the equity markets continued to advance as economic conditions and the investing climate remained healthy. When COVID-19 hit, the Russell 1000® Value Index then collapsed from mid-February through the third week in March. From the equity market lows of March 23 to October 31, the Russell 1000® Value Index recovered dramatically as economic conditions and prospects improved.

The economic recovery since the market’s bottom has been strong, but in October, equity markets retreated as COVID-19 cases rose more rapidly than expected in the U.S. and Europe, clouding the near-term outlook. In addition, Congress was unable to come to an agreement before the presidential election for another round of fiscal stimulus. Still, the investment climate remains constructive. Interest rates are near historic lows, and the U.S. Federal Reserve has indicated that it expects rates to stay low for years. We believe equity valuations under this interest rate environment, especially for value stocks, appear attractive. Aggregate consumer debt is down sharply, and spending is up, most encouragingly in housing and autos. Although many sectors of the service economy are suffering, the goods economy is thriving. Finally, with several promising COVID-19 vaccine candidates in accelerated Phase III testing, we could be months away from the beginning of widespread vaccine distribution.

The past 12 months were challenging for value investors. Growth stocks continued to outperform as shown by the 29.22% advance in the Russell 1000® Growth Index during the 12-month period ended October 31, 2020. Even within value indices, there was a dichotomy of performance between perceived safety stocks and the contra-momentum stocks that are the hallmark of our investing style.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Large Cap Value (Class A) returned -13.06%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned -7.57%.

STRATEGY REVIEW

The Fund underperformed the Russell 1000® Value Index during the year ended October 31, 2020, all due to stock selection as sector weightings had a positive effect. We believe this underperformance was related primarily to the overall underperformance of both value and contra-momentum stocks for the 12-month period.

The sectors with the largest contribution to fund performance relative to the benchmark were consumer staples (Walmart Inc., Tyson Foods Inc., Archer-Daniels-Midland Co.), consumer discretionary (Lowe’s Companies Inc.) and health care (AbbVie Inc. and Johnson & Johnson). AbbVie Inc. and Archer-Daniels-Midland Co. continue to be among our largest positions, and the Fund still holds Walmart Inc. and Lowe’s Companies Inc. Tyson Foods Inc. and Johnson & Johnson were sold after significant price appreciation.

The sectors that detracted most from fund performance over the 12-month period ended October 31, 2020 relative to the benchmark were utilities (CenterPoint Energy. Inc.), financials (American International Group Inc. (“AIG”) and Lincoln National Corp), and industrials (Raytheon Technologies Corp.). We continue to hold CenterPoint Energy, Inc., Raytheon Technologies Corp., and AIG, while Lincoln National was sold in mid-March.

Our method of stock selection uses bottom-up fundamental research to identify quality businesses selling below intrinsic value that have catalysts for change which can drive stock prices higher, including management teams that are focused on creating shareholder value through strategic actions and optimal capital deployment. In addition, our contra-momentum strategy seeks to buy companies that are down in price or have significantly underperformed the market averages.

The Fund’s strategy has historically performed well on both an absolute and relative basis when markets are broad-based and not momentum driven. We have managed the strategy through many market cycles and have successfully navigated periods of underperformance by being true to our investment philosophy and process.

Jack Murphy

Christopher Susanin

Co-Portfolio Managers

Levin Easterly Partners LLC

Transamerica Funds	Annual Report 2020

Transamerica Large Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.5%
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	1.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(17.85)%	2.27%	7.61%	11/15/2010
Class A (NAV)	(13.06)%	3.43%	8.22%	11/15/2010
Russell 1000® Value Index (A)	(7.57)%	5.82%	9.36%
Class C (POP)	(14.60)%	2.66%	7.46%	11/15/2010
Class C (NAV)	(13.77)%	2.66%	7.46%	11/15/2010
Class I (NAV)	(12.67)%	3.75%	8.58%	11/15/2010
Class I2 (NAV)	(12.66)%	3.84%	8.68%	11/15/2010
Class R6 (NAV)	(12.66)%	3.84%	3.24%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 97.5%
Aerospace & Defense - 3.2%
Raytheon Technologies Corp.	950,000	$51,604,000

Automobiles - 4.7%
General Motors Co.	2,200,000	75,966,000

Banks - 4.4%
Citigroup, Inc.	1,120,000	46,390,400
JPMorgan Chase & Co.	250,000	24,510,000

		70,900,400

Beverages - 2.8%
Primo Water Corp.	3,560,175	44,608,993

Biotechnology - 6.3%
AbbVie, Inc.	1,200,000	102,120,000

Capital Markets - 7.3%
Goldman Sachs Group, Inc.	285,000	53,876,400
Morgan Stanley	1,335,000	64,280,250

		118,156,650

Chemicals - 3.5%
DuPont de Nemours, Inc.	1,000,000	56,880,000

Communications Equipment - 2.3%
Cisco Systems, Inc.	1,050,000	37,695,000

Containers & Packaging - 3.2%
International Paper Co.	1,200,000	52,500,000

Diversified Financial Services - 8.0%
Berkshire Hathaway, Inc., Class B (A)	400,000	80,760,000
Voya Financial, Inc.	1,024,239	49,091,775

		129,851,775

Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	535,000	30,489,650

Electrical Equipment - 4.1%
Eaton Corp. PLC	636,272	66,038,671

Food & Staples Retailing - 2.7%
Walmart, Inc.	320,000	44,400,000

Food Products - 4.8%
Archer-Daniels-Midland Co.	1,682,832	77,814,152

Health Care Equipment & Supplies - 2.1%
Medtronic PLC	330,000	33,188,100

Insurance - 4.3%
American International Group, Inc.	2,209,445	69,575,423

	Shares	Value
COMMON STOCKS (continued)
IT Services - 3.2%
International Business Machines Corp.	470,000	$ 52,480,200

Multi-Utilities - 5.2%
CenterPoint Energy, Inc.	3,945,000	83,357,850

Oil, Gas & Consumable Fuels - 5.0%
Chevron Corp.	725,000	50,387,500
Hess Corp.	300,000	11,166,000
Williams Cos., Inc.	1,000,000	19,190,000

		80,743,500

Pharmaceuticals - 4.0%
Pfizer, Inc.	1,800,000	63,864,000

Semiconductors & Semiconductor Equipment - 5.3%
Intel Corp.	1,920,000	85,017,600

Specialty Retail - 6.2%
Lowe’s Cos., Inc.	280,000	44,268,000
TJX Cos., Inc.	1,110,000	56,388,000

		100,656,000

Wireless Telecommunication Services - 3.0%
Vodafone Group PLC, ADR (B)	3,600,000	48,636,000

Total Common Stocks (Cost $1,568,321,948)		1,576,543,964

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $17,080,628 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2023, and with a value of $17,422,349.	$17,080,628	17,080,628

Total Repurchase Agreement (Cost $17,080,628)		17,080,628

Total Investments (Cost $1,585,402,576)		1,593,624,592
Net Other Assets (Liabilities) - 1.4%		23,434,088

Net Assets - 100.0%		$1,617,058,680

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,576,543,964	$—	$—	$1,576,543,964
Repurchase Agreement	—	17,080,628	—	17,080,628

Total Investments	$1,576,543,964	$17,080,628	$—	$1,593,624,592

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the security is on loan. The value of the security on loan is $11,434,864, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,849,600. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2019, there emerged some clarity on several ongoing global issues that were hanging over the markets. This clarity helped to propel markets to a fourth quarter 2019 rally. The first quarter of 2020 was one of the most volatile periods for equity markets since the 2008 Global Financial Crisis as significant de-risking occurred in the latter half of the quarter following markets reaching new highs due to the surrounding concerns about the economic and social impacts of the COVID-19 global pandemic. While largely viewed as an Asia issue to begin the year, coronavirus impacts began to show signs of global penetration beginning in the middle of February. As new COVID-19 cases began to rapidly spread to countries outside of China and the surrounding region, the market reaction was equally swift as governments around the world began to shut down non-essential activities and restrict travel. To add to already high market volatility, oil prices collapsed as Saudi Arabia and Russia became engaged in a price war that only served to further distress markets. The U.S. equity markets rallied in the second quarter of 2020 off a historically strong month in April as markets bounced back from the steep sell-off in March, spurred by optimism that the worst of the virus had passed and governments began preliminary assessments for reopening. In the third quarter of 2020, there was a significant amount of de-risking going into the U.S. presidential election in November.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Large Core (Class R4) returned 7.31%. By comparison, its benchmark, the S&P 500®, returned 9.71%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

The Fund underperformed its benchmark over the 12-month period ended October 31, 2020. Real estate was the largest detracting sector to performance, with Simon Property Group and Equity Residential detracting the most. The top performing sectors were financials and industrials. Within financials, underweights in Wells Fargo and JP Morgan contributed the most to relative performance. Based on our proprietary life-cycle categorization approach, high stable growth holdings were the best performers during the period while mature defensive holdings underperformed during the period.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Exchange-Traded Fund	1.1
Other Investment Company	0.0 *
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	7.62%	N/A	9.74%	03/10/2017
Class R (NAV)	7.05%	N/A	9.18%	03/10/2017
Class R4 (NAV)	7.31%	8.90%	12.12%	09/11/2000
S&P 500® (A)	9.71%	11.71%	13.01%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 1.5%
Boeing Co.	1,723	$248,784
Howmet Aerospace, Inc.	8,073	139,259
Huntington Ingalls Industries, Inc.	1,901	280,360
Lockheed Martin Corp.	3,335	1,167,684
Northrop Grumman Corp.	1,167	338,220
Raytheon Technologies Corp.	6,673	362,477

		2,536,784

Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	416	36,787
Expeditors International of Washington, Inc.	8,411	743,280
FedEx Corp.	1,275	330,824
United Parcel Service, Inc., Class B	2,689	422,469

		1,533,360

Airlines - 0.1%
Alaska Air Group, Inc.	3,204	121,400
Southwest Airlines Co.	2,063	81,550

		202,950

Auto Components - 0.1%
BorgWarner, Inc.	6,384	223,312

Automobiles - 0.3%
Ford Motor Co.	31,955	247,012
General Motors Co.	6,448	222,650

		469,662

Banks - 3.0%
Citigroup, Inc.	12,934	535,726
Fifth Third Bancorp	21,071	489,269
JPMorgan Chase & Co.	22,139	2,170,507
M&T Bank Corp.	3,475	359,940
People’s United Financial, Inc.	26,219	279,757
SVB Financial Group (A)	508	147,676
US Bancorp	25,183	980,878

		4,963,753

Beverages - 1.2%
Coca-Cola Co.	4,342	208,677
Monster Beverage Corp. (A)	5,612	429,711
PepsiCo, Inc.	10,081	1,343,696

		1,982,084

Biotechnology - 2.2%
AbbVie, Inc.	10,050	855,255
Alexion Pharmaceuticals, Inc. (A)	2,594	298,673
Amgen, Inc.	4,198	910,714
Biogen, Inc. (A)	1,451	365,754
Gilead Sciences, Inc.	10,724	623,601
Regeneron Pharmaceuticals, Inc. (A)	221	120,127
Vertex Pharmaceuticals, Inc. (A)	2,354	490,479

		3,664,603

Building Products - 0.4%
A.O. Smith Corp.	6,788	350,872
Fortune Brands Home & Security, Inc.	1,989	160,850
Masco Corp.	3,653	195,801

		707,523

Capital Markets - 3.6%
Ameriprise Financial, Inc.	901	144,908
BlackRock, Inc.	846	506,932
MarketAxess Holdings, Inc.	914	492,509

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Moody’s Corp.	2,058	$ 541,048
Morgan Stanley	14,918	718,302
MSCI, Inc.	514	179,818
Northern Trust Corp.	9,924	776,751
Raymond James Financial, Inc.	4,192	320,436
S&P Global, Inc.	3,255	1,050,486
State Street Corp.	7,385	434,976
T. Rowe Price Group, Inc.	5,898	747,041

		5,913,207

Chemicals - 1.4%
Corteva, Inc.	12,480	411,590
Dow, Inc.	11,723	533,279
FMC Corp.	2,847	292,501
LyondellBasell Industries NV, Class A	3,416	233,825
Mosaic Co.	6,105	112,943
Sherwin-Williams Co.	1,051	723,067

		2,307,205

Commercial Services & Supplies - 0.3%
Republic Services, Inc.	5,078	447,727
Waste Management, Inc.	1,027	110,824

		558,551

Communications Equipment - 0.9%
Arista Networks, Inc. (A)	451	94,214
Cisco Systems, Inc.	34,822	1,250,110
Motorola Solutions, Inc.	952	150,473

		1,494,797

Consumer Finance - 0.1%
Discover Financial Services	908	59,029
Synchrony Financial	4,974	124,450

		183,479

Containers & Packaging - 0.2%
International Paper Co.	9,437	412,869

Distributors - 0.4%
LKQ Corp. (A)	10,763	344,309
Pool Corp.	722	252,577

		596,886

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	10,343	2,088,252

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	41,765	1,128,490
CenturyLink, Inc.	7,482	64,495
Verizon Communications, Inc.	16,797	957,261

		2,150,246

Electric Utilities - 2.5%
Duke Energy Corp.	666	61,345
Evergy, Inc.	22,110	1,220,472
Exelon Corp.	26,206	1,045,357
NextEra Energy, Inc.	620	45,390
NRG Energy, Inc.	9,591	303,267
Pinnacle West Capital Corp.	12,250	999,233
Southern Co.	7,455	428,290

		4,103,354

Electrical Equipment - 0.2%
Emerson Electric Co.	6,456	418,284

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 0.2%
Keysight Technologies, Inc. (A)	3,141	$ 329,397

Energy Equipment & Services - 0.5%
Baker Hughes Co.	12,411	183,310
Halliburton Co.	12,782	154,151
National Oilwell Varco, Inc.	12,704	106,714
Schlumberger NV	7,648	114,261
TechnipFMC PLC	35,254	194,955

		753,391

Entertainment - 2.0%
Activision Blizzard, Inc.	9,998	757,149
Electronic Arts, Inc. (A)	4,244	508,558
Netflix, Inc. (A)	2,127	1,011,899
Take-Two Interactive Software, Inc. (A)	3,252	503,800
Walt Disney Co.	4,221	511,796

		3,293,202

Equity Real Estate Investment Trusts - 2.4%
Alexandria Real Estate Equities, Inc.	3,112	471,530
American Tower Corp.	1,736	398,673
Boston Properties, Inc.	4,908	355,388
Duke Realty Corp.	11,455	435,176
Equinix, Inc.	324	236,922
Equity Residential	8,557	402,008
Kimco Realty Corp.	15,782	161,923
Mid-America Apartment Communities, Inc.	3,924	457,656
SBA Communications Corp.	2,036	591,193
Simon Property Group, Inc.	1,252	78,638
Welltower, Inc.	1,654	88,936
Weyerhaeuser Co.	10,166	277,430

		3,955,473

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	539	192,757
Kroger Co.	7,742	249,370
Walmart, Inc.	8,784	1,218,780

		1,660,907

Food Products - 1.2%
Campbell Soup Co.	7,665	357,725
Conagra Brands, Inc.	7,440	261,070
Hershey Co.	3,600	494,856
J.M. Smucker Co.	1,402	157,304
Kellogg Co.	6,901	434,004
Tyson Foods, Inc., Class A	6,204	355,055

		2,060,014

Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	13,301	1,398,068
DexCom, Inc. (A)	493	157,553
Edwards Lifesciences Corp. (A)	9,422	675,463
Hologic, Inc. (A)	2,688	184,988
Intuitive Surgical, Inc. (A)	865	577,024
Medtronic PLC	11,783	1,185,016
ResMed, Inc.	1,661	318,812
STERIS PLC	683	121,021
West Pharmaceutical Services, Inc.	691	188,001

		4,805,946

Health Care Providers & Services - 3.4%
Anthem, Inc.	1,822	497,042

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Cardinal Health, Inc.	5,952	$ 272,542
Cigna Corp.	3,799	634,319
CVS Health Corp.	12,910	724,122
DaVita, Inc. (A)	3,201	276,086
HCA Healthcare, Inc.	1,511	187,273
Humana, Inc.	1,432	571,769
McKesson Corp.	1,851	273,004
UnitedHealth Group, Inc.	6,366	1,942,521
Universal Health Services, Inc., Class B	2,480	271,684

		5,650,362

Hotels, Restaurants & Leisure - 0.9%
Carnival Corp.	7,830	107,349
Chipotle Mexican Grill, Inc. (A)	140	168,207
Domino’s Pizza, Inc.	391	147,923
McDonald’s Corp.	3,900	830,700
Starbucks Corp.	1,717	149,311
Yum! Brands, Inc.	1,858	173,407

		1,576,897

Household Durables - 0.9%
D.R. Horton, Inc.	4,636	309,731
Garmin, Ltd.	4,554	473,707
Lennar Corp., Class A	2,909	204,299
Mohawk Industries, Inc. (A)	554	57,167
Newell Brands, Inc.	2,658	46,941
PulteGroup, Inc.	8,983	366,147

		1,457,992

Household Products - 2.8%
Clorox Co.	2,329	482,685
Colgate-Palmolive Co.	7,950	627,176
Kimberly-Clark Corp.	8,401	1,113,889
Procter & Gamble Co.	17,764	2,435,444

		4,659,194

Industrial Conglomerates - 1.2%
3M Co.	6,006	960,719
General Electric Co.	40,783	302,610
Honeywell International, Inc.	4,203	693,285

		1,956,614

Insurance - 2.4%
Aflac, Inc.	16,523	560,956
Allstate Corp.	8,673	769,729
Aon PLC, Class A	1,567	288,343
Arthur J. Gallagher & Co.	3,032	314,449
Cincinnati Financial Corp.	768	54,328
Everest Re Group, Ltd.	1,235	243,394
Hartford Financial Services Group, Inc.	10,289	396,332
MetLife, Inc.	5,895	223,126
Principal Financial Group, Inc.	4,004	157,037
Progressive Corp.	7,539	692,834
Travelers Cos., Inc.	1,831	221,020
W.R. Berkley Corp.	1,450	87,174

		4,008,722

Interactive Media & Services - 6.3%
Alphabet, Inc., Class A (A)	1,192	1,926,403
Alphabet, Inc., Class C (A)	2,703	4,381,590
Facebook, Inc., Class A (A)	15,511	4,081,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services (continued)
Twitter, Inc. (A)	1,006	$ 41,608

		10,430,701

Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc. (A)	2,588	7,857,556
Booking Holdings, Inc. (A)	187	303,408
eBay, Inc.	10,043	478,348

		8,639,312

IT Services - 5.7%
Accenture PLC, Class A	4,491	974,143
Akamai Technologies, Inc. (A)	2,378	226,195
Automatic Data Processing, Inc.	1,083	171,071
Cognizant Technology Solutions Corp., Class A	6,744	481,657
Fiserv, Inc. (A)	2,628	250,895
FleetCor Technologies, Inc. (A)	796	175,844
Gartner, Inc. (A)	2,779	333,758
International Business Machines Corp.	10,891	1,216,089
Jack Henry & Associates, Inc.	1,112	164,854
Leidos Holdings, Inc.	2,035	168,905
Mastercard, Inc., Class A	7,143	2,061,756
Paychex, Inc.	1,716	141,141
PayPal Holdings, Inc. (A)	6,064	1,128,692
VeriSign, Inc. (A)	1,271	242,380
Visa, Inc., Class A	8,303	1,508,738
Western Union Co.	14,317	278,322

		9,524,440

Life Sciences Tools & Services - 0.9%
Illumina, Inc. (A)	1,283	375,534
Mettler-Toledo International, Inc. (A)	256	255,465
PerkinElmer, Inc.	3,380	437,879
Thermo Fisher Scientific, Inc.	1,080	510,970

		1,579,848

Machinery - 1.6%
Caterpillar, Inc.	3,133	492,038
Cummins, Inc.	2,383	523,998
Illinois Tool Works, Inc.	1,893	370,801
Otis Worldwide Corp.	5,451	334,037
PACCAR, Inc.	5,080	433,730
Snap-on, Inc.	2,379	374,764
Westinghouse Air Brake Technologies Corp.	2,361	140,007

		2,669,375

Media - 1.9%
Charter Communications, Inc., Class A (A)	2,197	1,326,593
Comcast Corp., Class A	34,247	1,446,593
Discovery, Inc., Class A (A) (B)	1,994	40,359
Discovery, Inc., Class C (A)	11,551	211,614
DISH Network Corp., Class A (A)	1,419	36,170
Omnicom Group, Inc. (B)	3,220	151,984

		3,213,313

Metals & Mining - 0.5%
Newmont Corp.	5,912	371,510
Nucor Corp.	10,570	504,823

		876,333

Multi-Utilities - 0.4%
NiSource, Inc.	7,455	171,241
Sempra Energy	3,938	493,668

		664,909

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 0.9%
Dollar General Corp.	3,486	$ 727,563
Dollar Tree, Inc. (A)	3,133	282,972
Target Corp.	3,721	566,411

		1,576,946

Oil, Gas & Consumable Fuels - 1.6%
Chevron Corp.	14,366	998,437
ConocoPhillips	7,494	214,478
Exxon Mobil Corp.	11,804	385,047
HollyFrontier Corp.	5,269	97,529
Marathon Oil Corp.	46,302	183,356
Occidental Petroleum Corp.	4,888	44,627
Phillips 66	4,728	220,608
Pioneer Natural Resources Co.	4,153	330,413
Valero Energy Corp.	5,085	196,332

		2,670,827

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	14,272	834,198
Eli Lilly & Co.	5,340	696,656
Johnson & Johnson	13,996	1,918,992
Merck & Co., Inc.	13,423	1,009,544
Pfizer, Inc.	49,872	1,769,459
Zoetis, Inc.	2,515	398,753

		6,627,602

Professional Services - 0.2%
Robert Half International, Inc.	5,295	268,404

Road & Rail - 1.0%
CSX Corp.	8,744	690,251
Old Dominion Freight Line, Inc.	2,200	418,814
Union Pacific Corp.	3,147	557,617

		1,666,682

Semiconductors & Semiconductor Equipment - 5.5%
Advanced Micro Devices, Inc. (A)	6,656	501,130
Analog Devices, Inc.	1,957	231,963
Applied Materials, Inc.	9,237	547,107
Broadcom, Inc.	1,152	402,774
Intel Corp.	33,230	1,471,424
KLA Corp.	1,566	308,784
Lam Research Corp.	720	246,298
Microchip Technology, Inc.	1,823	191,561
Micron Technology, Inc. (A)	5,994	301,738
NVIDIA Corp.	3,678	1,844,002
Qorvo, Inc. (A)	2,210	281,466
QUALCOMM, Inc.	9,387	1,157,980
Texas Instruments, Inc.	11,329	1,638,060

		9,124,287

Software - 8.4%
Adobe, Inc. (A)	3,746	1,674,837
Autodesk, Inc. (A)	1,442	339,649
Citrix Systems, Inc.	2,012	227,899
Intuit, Inc.	954	300,205
Microsoft Corp.	47,305	9,577,843
salesforce.com, Inc. (A)	3,704	860,328
ServiceNow, Inc. (A)	1,328	660,773
Tyler Technologies, Inc. (A)	741	284,825

		13,926,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 2.7%
AutoZone, Inc. (A)	191	$ 215,635
Best Buy Co., Inc.	1,373	153,158
Home Depot, Inc.	9,331	2,488,671
Lowe’s Cos., Inc.	5,595	884,569
O’Reilly Automotive, Inc. (A)	837	365,434
TJX Cos., Inc.	3,181	161,595
Tractor Supply Co.	1,374	183,031

		4,452,093

Technology Hardware, Storage & Peripherals - 6.9%
Apple, Inc.	104,602	11,386,974
HP, Inc.	6,453	115,896

		11,502,870

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands, Inc.	5,852	94,042
NIKE, Inc., Class B	1,950	234,156

		328,198

Tobacco - 0.9%
Altria Group, Inc.	17,942	647,347
Philip Morris International, Inc.	12,706	902,380

		1,549,727

Trading Companies & Distributors - 0.3%
Fastenal Co.	3,517	152,040
United Rentals, Inc. (A)	328	58,479

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
WW Grainger, Inc.	855	$ 299,267

		509,786

Wireless Telecommunication Services - 0.0% (C)
T-Mobile US, Inc. (A)	725	79,438

Total Common Stocks (Cost $140,808,225)		164,560,722

EXCHANGE-TRADED FUND - 1.1%
U.S. Equity Fund - 1.1%
SPDR S&P 500 ETF Trust (B)	5,476	1,788,133

Total Exchange-Traded Fund (Cost $1,860,047)		1,788,133

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (D)	40,961	40,961

Total Other Investment Company (Cost $40,961)		40,961

Total Investments (Cost $142,709,233)		166,389,816
Net Other Assets (Liabilities) - 0.1%		114,752

Net Assets - 100.0%		$166,504,568

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$164,560,722	$—	$—	$164,560,722
Exchange-Traded Fund	1,788,133	—	—	1,788,133
Other Investment Company	40,961	—	—	40,961

Total Investments	$166,389,816	$—	$—	$166,389,816

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,960,554, collateralized by cash collateral of $40,961 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,960,321. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rate disclosed reflects the yield at October 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Large cap growth stocks advanced over the fiscal year ended October 31, 2020, with consumer discretionary and information technology as the best performing sectors in the Russell 1000® Growth index. Energy posted a double digit decline and hence was the greatest relative underperformer. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.

Wellington Management Company LLP

U.S. equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ended October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (“Fed”) policy benefitted U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Volatility surged to extreme levels, and the S&P 500® Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by the U.S. Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. Momentum continued into the third quarter with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for several COVID-19 vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market-cap, as large-cap stocks, measured by the S&P 500® Index outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index respectively, during the period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Large Growth (Class R4) returned 57.53%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.22%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

During the November 1, 2019 to October 31, 2020 period, the sleeve of the Fund outperformed its primary benchmark, the Russell 1000® Growth Index.

The Fund’s sleeve outperformed its benchmark over this period due to favorable stock selection and sector allocation decisions.

Information technology was by far the greatest contributor in the Fund’s sleeve, largely due to strong stock selection. Zoom Video Communications, which offers a proprietary cloud-based communications platform that connects users through frictionless video, voice, chat, and content sharing, was the top contributor in the sector and across the Fund’s sleeve. The company has experienced growing use of its products by both consumers and businesses as video-based communication has become mission critical during the COVID-19 pandemic. Shopify, Inc. (“Shopify”), which operates a cloud-based software and services platform that enables merchants to build an ecommerce presence, was the second greatest contributor across the Fund’s sleeve. Shopify has seen strong demand for its services, as a growing number of merchants of all sizes seek to build or expand their ecommerce capabilities at a time when the global health pandemic has resulted in a sharp reduction in consumer traffic to physical stores. Twilio, Inc., (“Twilio”) which provides a proprietary cloud communications platform allowing software developers to build voice and messaging capabilities into their applications, was the third greatest contributor in the Fund’s sleeve. Although the company was adversely impacted during the pandemic by weakness among some of its larger customers in the travel, hospitality, and transportation industries, this was more than offset by the positive impact of new and expanded use cases for Twilio’s product in applications addressing contactless delivery, distance learning, telehealth, and mass notifications. Within information technology the strength in these holdings was partly offset by weakness in software provider Workday (no longer held in the Fund’s sleeve), which was the top detractor in the Fund’s sleeve.

Consumer discretionary and healthcare were also material contributors primarily due to favorable stock selection, while stock selection and sector allocations to consumer staples, energy, financials, industrials, real estate, and utilities all contributed to a lesser extent.

Our positions in social media platform Facebook, Inc. and media streaming platform Roku, Inc. detracted from relative performance during the fiscal year. Our positions in Facebook, Inc. and Roku, Inc. were eliminated during the first and second quarter of 2020 respectively.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Our stock selection decisions within materials detracted slightly, however this was more than offset by the favorable impact of a sector underweight position.

The Fund’s sleeve has a small derivatives investment, OTC puts on the Chinese Yuan. These puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

During the fiscal year, the Fund’s sleeve utilized derivatives. These positions detracted from performance.

Wellington Management Company LLP

Wellington Management implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund’s sleeve managed by Wellington Management underperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2020.

Our sector allocation decisions, which are driven by our bottom-up stock selection process, detracted from relative performance. Our overweight positions within consumer staples and industrials sectors, and underweight allocation within consumer discretionary sector detracted from performance. This was partially offset by underweight allocations to health care, real estate, and energy sectors, which contributed to performance.

Our stock selection also detracted from relative performance. Our weak stock selection decisions within consumer discretionary, financials, and communication services sectors were partially offset by favorable stock selection decisions within industrials, consumer staples, and health care sectors.

Our largest individual contributor to relative performance during the period was an overweight to DocuSign, Inc. DocuSign, Inc. benefited as businesses relied on its services to conduct transactions virtually and limited in-person interactions driven by the COVID-19 pandemic.

Our largest individual detractor from relative performance during the period was an underweight to Tesla, Inc., an electric vehicle manufacturer.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton.

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Other Investment Company	2.0
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	57.90%	N/A	26.82%	03/10/2017
Class R (NAV)	57.02%	N/A	26.19%	03/10/2017
Class R4 (NAV)	57.53%	20.78%	17.62%	09/11/2000
Russell 1000® Growth Index (A)	29.22%	17.32%	16.31%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 0.3%
Raytheon Technologies Corp.	61,057	$3,316,616

Air Freight & Logistics - 0.6%
FedEx Corp.	21,201	5,501,024

Automobiles - 0.6%
Tesla, Inc. (A)	14,952	5,801,974

Beverages - 1.1%
Constellation Brands, Inc., Class A	35,162	5,809,817
Monster Beverage Corp. (A)	69,197	5,298,415

		11,108,232

Biotechnology - 2.2%
Alnylam Pharmaceuticals, Inc. (A)	15,165	1,864,840
Biogen, Inc. (A)	7,997	2,015,804
Exact Sciences Corp. (A)	23,081	2,858,120
Moderna, Inc. (A)	28,647	1,932,813
Regeneron Pharmaceuticals, Inc. (A)	6,640	3,609,238
Seagen, Inc. (A)	23,338	3,892,779
Vertex Pharmaceuticals, Inc. (A)	24,795	5,166,286

		21,339,880

Building Products - 0.5%
Fortune Brands Home & Security, Inc.	62,405	5,046,692

Capital Markets - 0.3%
S&P Global, Inc.	8,582	2,769,669

Chemicals - 0.8%
PPG Industries, Inc.	34,057	4,417,874
Sherwin-Williams Co.	4,732	3,255,521

		7,673,395

Commercial Services & Supplies - 0.4%
Copart, Inc. (A)	38,457	4,244,115

Construction Materials - 0.4%
Vulcan Materials Co.	26,497	3,837,826

Consumer Finance - 0.5%
American Express Co.	57,373	5,234,713

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	47,961	2,733,297

Electronic Equipment, Instruments & Components - 0.6%
CDW Corp.	26,083	3,197,776
Zebra Technologies Corp., Class A (A)	8,589	2,436,184

		5,633,960

Entertainment - 3.8%
Activision Blizzard, Inc.	64,820	4,908,819
Netflix, Inc. (A)	12,276	5,840,184
Spotify Technology SA (A)	93,922	22,530,948
Walt Disney Co.	35,892	4,351,905

		37,631,856

Equity Real Estate Investment Trusts - 0.5%
American Tower Corp.	21,769	4,999,251

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	16,889	6,039,844

Health Care Equipment & Supplies - 4.9%
Baxter International, Inc.	59,481	4,613,941
Becton Dickinson & Co.	15,909	3,677,047
DexCom, Inc. (A)	28,761	9,191,441
Edwards Lifesciences Corp. (A)	49,697	3,562,778
Intuitive Surgical, Inc. (A)	34,815	23,224,390

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	12,035	$ 3,829,898

		48,099,495

Health Care Providers & Services - 1.9%
Guardant Health, Inc. (A)	67,959	7,248,507
UnitedHealth Group, Inc.	38,009	11,598,066

		18,846,573

Health Care Technology - 2.7%
Livongo Health, Inc. (A) (B) (C)	19,855	2,534,179
Veeva Systems, Inc., Class A (A)	90,132	24,340,147

		26,874,326

Hotels, Restaurants & Leisure - 0.8%
McDonald’s Corp.	24,146	5,143,098
Penn National Gaming, Inc. (A)	46,131	2,490,151

		7,633,249

Household Products - 0.8%
Procter & Gamble Co.	55,053	7,547,766

Interactive Media & Services - 9.9%
Alphabet, Inc., Class A (A)	15,616	25,237,174
Facebook, Inc., Class A (A)	82,583	21,728,413
Pinterest, Inc., Class A (A)	116,025	6,839,674
Snap, Inc., Class A (A)	462,491	18,217,520
Twitter, Inc. (A)	429,938	17,782,236
Zillow Group, Inc., Class C (A) (B)	86,753	7,688,051

		97,493,068

Internet & Direct Marketing Retail - 8.6%
Amazon.com, Inc. (A)	21,536	65,386,527
Chewy, Inc., Class A (A) (B)	116,455	7,173,628
Wayfair, Inc., Class A (A) (B)	46,313	11,487,013

		84,047,168

IT Services - 16.5%
Adyen NV (A) (D)	4,219	7,091,055
EPAM Systems, Inc. (A)	13,397	4,139,003
Fastly, Inc., Class A (A) (B)	80,951	5,141,198
FleetCor Technologies, Inc. (A)	23,621	5,218,115
Global Payments, Inc.	32,905	5,190,435
GoDaddy, Inc., Class A (A)	65,408	4,626,962
Leidos Holdings, Inc.	38,954	3,233,182
Mastercard, Inc., Class A	39,020	11,262,733
MongoDB, Inc. (A) (B)	21,918	5,007,605
Okta, Inc. (A)	62,906	13,199,566
PayPal Holdings, Inc. (A)	50,338	9,369,412
Shopify, Inc., Class A (A)	31,190	28,864,162
Snowflake, Inc., Class A (A) (B)	43,497	10,875,120
Square, Inc., Class A (A)	235,095	36,411,514
Twilio, Inc., Class A (A)	44,585	12,437,877

		162,067,939

Life Sciences Tools & Services - 2.5%
10X Genomics, Inc., Class A (A)	57,881	7,923,909
Illumina, Inc. (A)	27,440	8,031,688
Thermo Fisher Scientific, Inc.	18,459	8,733,322

		24,688,919

Machinery - 0.8%
Illinois Tool Works, Inc.	20,864	4,086,841
Nordson Corp.	18,017	3,485,028

		7,571,869

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.1%
Royal Gold, Inc.	5,937	$ 705,375

Oil, Gas & Consumable Fuels - 0.1%
Texas Pacific Land Trust (B)	1,542	694,532

Pharmaceuticals - 1.1%
Eli Lilly & Co.	54,923	7,165,255
Horizon Therapeutics PLC (A)	34,848	2,611,161
Royalty Pharma PLC, Class A	36,879	1,353,459

		11,129,875

Professional Services - 0.3%
Equifax, Inc.	21,784	2,975,694

Road & Rail - 1.8%
Uber Technologies, Inc. (A)	540,103	18,044,841

Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc. (A)	90,239	6,794,094
Entegris, Inc.	53,873	4,028,084
KLA Corp.	19,936	3,930,981
Marvell Technology Group, Ltd.	112,947	4,236,642
Micron Technology, Inc. (A)	77,898	3,921,385
NVIDIA Corp.	15,922	7,982,654
Teradyne, Inc.	42,221	3,709,115

		34,602,955

Software - 18.4%
Adobe, Inc. (A)	24,813	11,093,892
Cloudflare, Inc., Class A (A)	102,454	5,324,534
Coupa Software, Inc. (A)	46,373	12,414,052
Datadog, Inc., Class A (A)	80,149	7,273,522
DocuSign, Inc. (A)	12,677	2,563,923
Guidewire Software, Inc. (A)	34,856	3,350,010
Microsoft Corp.	170,897	34,601,516
salesforce.com, Inc. (A)	51,850	12,043,200
ServiceNow, Inc. (A)	13,292	6,613,700
Slack Technologies, Inc., Class A (A) (B)	537,110	13,739,274
Splunk, Inc. (A)	24,687	4,889,014
Trade Desk, Inc., Class A (A) (B)	32,832	18,597,686
Unity Software, Inc. (A)	42,510	4,033,349

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Workday, Inc., Class A (A)	32,749	$ 6,881,220
Zoom Video Communications, Inc., Class A (A)	79,511	36,647,415

		180,066,307

Specialty Retail - 2.6%
Carvana Co. (A) (B)	92,874	17,214,195
TJX Cos., Inc.	153,621	7,803,947

		25,018,142

Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	412,534	44,908,451

Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc., Class B	62,671	7,525,534
PVH Corp.	60,173	3,507,484
Under Armour, Inc., Class C (A)	289,331	3,538,518
VF Corp.	82,116	5,518,195

		20,089,731

Total Common Stocks (Cost $564,189,058)		956,018,619

OTHER INVESTMENT COMPANY - 2.0%
Securities Lending Collateral - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (E)	19,769,031	19,769,031

Total Other Investment Company (Cost $19,769,031)		19,769,031

Total Investments Excluding Options Purchased (Cost $583,958,089)		975,787,650
Total Options Purchased - 0.1% (Cost $1,463,936)		525,039

Total Investments (Cost $585,422,025)		976,312,689
Net Other Assets (Liabilities) - 0.5%		4,430,164

Net Assets - 100.0%		$980,742,853

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	RBS	USD	8.06	07/23/2021	USD	95,986,000	$ 509,110	$ 193,796
Put - USD vs. CNH	BNP	USD	7.99	09/10/2021	USD	85,473,788	517,593	267,020
Put - USD vs. CNH	RBS	USD	8.48	05/28/2021	USD	70,035,672	437,233	64,223

Total							$ 1,463,936	$ 525,039

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$946,393,385	$9,625,234	$—	$956,018,619
Other Investment Company	19,769,031	—	—	19,769,031
Over-the-Counter Foreign Exchange Options Purchased	—	525,039	—	525,039

Total Investments	$966,162,416	$10,150,273	$—	$976,312,689

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $89,590,416, collateralized by cash collateral of $19,769,031 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $71,740,430. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the value of the security is $2,534,179, representing 0.3% of the Fund’s net assets.
(D)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the value of the 144A security is $7,091,055, representing 0.7% of the Fund’s net assets.
(E)	Rate disclosed reflects the yield at October 31, 2020.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

In the fourth quarter of 2019, there emerged some clarity on several ongoing global issues that were hanging over the markets. This clarity helped to propel markets to a fourth quarter 2019 rally. The first quarter of 2020 was one of the most volatile periods for equity markets since the Global Financial Crisis as significant de-risking occurred in the latter half of the quarter following markets reaching new highs due to the surrounding concerns about the economic and social impacts of the COVID-19 global pandemic. While largely viewed as an Asia issue to begin the year, coronavirus impacts began to show signs of global penetration beginning in the middle of February. As new COVID-19 cases began to rapidly spread to countries outside of China and the surrounding region, the market reaction was equally swift as governments around the world began to shut down non-essential activities and restrict travel. To add to already high market volatility, oil prices collapsed as Saudi Arabia and Russia became engaged in a price war that only served to further distress markets. The U.S. equity markets rallied in the second quarter of 2020 off a historically strong month in April as markets bounced back from the steep sell-off in March, spurred by optimism that the worst of the virus had passed and governments began preliminary assessments for reopening. In the third quarter of 2020, there was a significant amount of de-risking going into the U.S. presidential election in November.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Large Value Opportunities (Class R4) returned -9.81%. By comparison, its benchmark, the MSCI USA Value Index Gross, returned -8.42%.

STRATEGY REVIEW

We believe that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, we rank companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). Our model quantitatively assesses the attractiveness of each company based on numerous factors that are relevant to each life-cycle category. The model’s 70-plus factors can be aggregated into three equally-weighted clusters: quality, sentiment and valuation.

The Fund underperformed its benchmark over the 12-month period ended October 31, 2020. Industrials was the largest detracting sector to performance with Delta Air Lines and United Airlines Holdings the largest individual detractors. The two holdings were overweights and underperformed largely due to global pandemic travel restrictions. The top-performing sectors were information technology and consumer discretionary. Within information technology, the top-performing holdings were Apple and Texas Instruments. Based on the proprietary life-cycle categorization approach, exceptional growth holdings were the best performers during the period, while mature defensive holdings underperformed during the period.

Sheedsa Ali, CFA

Kate Faraday

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Exchange-Traded Fund	1.6
Other Investment Company	0.2
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2020

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(9.67)%	N/A	2.41%	05/05/2017
Class R (NAV)	(10.05)%	N/A	1.91%	05/05/2017
Class R4 (NAV)	(9.81)%	3.18%	8.66%	09/11/2000
MSCI USA Value Index Gross (A)	(8.42)%	6.10%	9.52%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Transamerica Funds	Annual Report 2020

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 98.2%
Aerospace & Defense - 2.5%
BWX Technologies, Inc.	17,951	$ 987,485
Curtiss-Wright Corp.	20,321	1,714,280
Huntington Ingalls Industries, Inc.	9,054	1,335,284
Lockheed Martin Corp.	7,765	2,718,759
Northrop Grumman Corp.	2,771	803,091
Raytheon Technologies Corp.	9,712	527,556

		8,086,455

Air Freight & Logistics - 0.8%
FedEx Corp.	10,604	2,751,420

Automobiles - 0.3%
General Motors Co.	30,075	1,038,490

Banks - 6.5%
Bank of America Corp.	58,220	1,379,814
Fifth Third Bancorp	48,809	1,133,345
JPMorgan Chase & Co.	74,408	7,294,960
M&T Bank Corp.	19,101	1,978,482
PNC Financial Services Group, Inc.	17,698	1,980,052
Prosperity Bancshares, Inc.	15,160	835,468
Signature Bank	6,101	492,595
SVB Financial Group (A)	7,262	2,111,063
US Bancorp	109,866	4,279,281

		21,485,060

Beverages - 1.8%
Coca-Cola Co.	32,806	1,576,657
PepsiCo, Inc.	33,804	4,505,735

		6,082,392

Biotechnology - 3.6%
AbbVie, Inc.	45,876	3,904,047
Amgen, Inc.	16,523	3,584,500
Biogen, Inc. (A)	5,245	1,322,107
Gilead Sciences, Inc.	44,404	2,582,093
Vertex Pharmaceuticals, Inc. (A)	2,936	611,745

		12,004,492

Capital Markets - 4.8%
Ameriprise Financial, Inc.	6,441	1,035,906
BlackRock, Inc.	5,654	3,387,933
LPL Financial Holdings, Inc.	11,783	941,815
Morgan Stanley	17,615	848,162
Northern Trust Corp.	17,903	1,401,268
Raymond James Financial, Inc.	21,824	1,668,226
S&P Global, Inc.	4,372	1,410,976
SEI Investments Co.	28,651	1,408,197
T. Rowe Price Group, Inc.	28,807	3,648,695

		15,751,178

Chemicals - 1.5%
Dow, Inc.	70,699	3,216,098
NewMarket Corp.	2,225	795,860
Valvoline, Inc.	49,036	964,538

		4,976,496

Commercial Services & Supplies - 0.7%
Republic Services, Inc.	25,731	2,268,702

Communications Equipment - 1.7%
Cisco Systems, Inc.	156,798	5,629,048

Containers & Packaging - 0.9%
Graphic Packaging Holding Co.	87,673	1,165,174

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (continued)
International Paper Co.	39,458	$ 1,726,288

		2,891,462

Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc., Class B (A)	30,566	6,171,275
Voya Financial, Inc.	14,433	691,774

		6,863,049

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	84,421	2,281,055
Verizon Communications, Inc.	58,809	3,351,525

		5,632,580

Electric Utilities - 4.0%
American Electric Power Co., Inc.	5,464	491,378
Evergy, Inc.	56,812	3,136,022
Exelon Corp.	86,364	3,445,060
Hawaiian Electric Industries, Inc.	26,598	878,798
NextEra Energy, Inc.	3,004	219,923
NRG Energy, Inc.	34,978	1,106,004
Pinnacle West Capital Corp.	36,254	2,957,239
Southern Co.	19,158	1,100,627

		13,335,051

Electronic Equipment, Instruments & Components - 0.3%
Keysight Technologies, Inc. (A)	9,909	1,039,157

Energy Equipment & Services - 0.5%
Baker Hughes Co.	58,043	857,295
TechnipFMC PLC	133,916	740,556

		1,597,851

Entertainment - 0.6%
Walt Disney Co.	17,269	2,093,866

Equity Real Estate Investment Trusts - 2.4%
Brandywine Realty Trust	192,640	1,687,526
Corporate Office Properties Trust	57,337	1,286,069
Equity Residential	29,094	1,366,836
Gaming and Leisure Properties, Inc.	21,004	763,495
Invitation Homes, Inc.	37,317	1,017,262
Weingarten Realty Investors	51,830	822,024
WP Carey, Inc.	17,296	1,082,903

		8,026,115

Food & Staples Retailing - 1.4%
Kroger Co.	26,757	861,843
Walgreens Boots Alliance, Inc.	14,397	490,074
Walmart, Inc.	24,653	3,420,604

		4,772,521

Food Products - 2.1%
Campbell Soup Co.	19,928	930,040
Conagra Brands, Inc.	28,688	1,006,662
Hershey Co.	18,785	2,582,186
Ingredion, Inc.	10,941	775,607
Tyson Foods, Inc., Class A	25,437	1,455,760

		6,750,255

Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (A)	12,698	910,320
Hill-Rom Holdings, Inc.	9,677	881,284
Medtronic PLC	16,797	1,689,274

		3,480,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 3.7%
Anthem, Inc.	3,698	$ 1,008,814
Cardinal Health, Inc.	27,729	1,269,711
Chemed Corp.	1,481	708,392
Cigna Corp.	18,218	3,041,859
CVS Health Corp.	68,841	3,861,292
Humana, Inc.	2,436	972,646
McKesson Corp.	3,546	523,000
UnitedHealth Group, Inc.	2,972	906,876

		12,292,590

Household Durables - 0.8%
Lennar Corp., Class A	10,168	714,098
PulteGroup, Inc.	50,818	2,071,342

		2,785,440

Household Products - 4.5%
Clorox Co.	10,574	2,191,461
Kimberly-Clark Corp.	29,957	3,971,999
Procter & Gamble Co.	62,521	8,571,629

		14,735,089

Independent Power & Renewable Electricity Producers - 0.6%
Vistra Corp.	117,294	2,037,397

Industrial Conglomerates - 1.4%
3M Co.	17,958	2,872,561
General Electric Co.	139,814	1,037,420
Honeywell International, Inc.	3,962	653,532

		4,563,513

Insurance - 5.6%
Aflac, Inc.	103,643	3,518,680
Allstate Corp.	41,698	3,700,698
Fidelity National Financial, Inc.	41,059	1,284,736
Hartford Financial Services Group, Inc.	61,395	2,364,935
Loews Corp.	38,539	1,336,533
Markel Corp. (A)	2,050	1,912,240
MetLife, Inc.	44,437	1,681,940
Old Republic International Corp.	90,018	1,465,493
RenaissanceRe Holdings, Ltd.	6,785	1,097,270

		18,362,525

Interactive Media & Services - 0.8%
Alphabet, Inc., Class C (A)	1,083	1,755,554
Facebook, Inc., Class A (A)	3,033	798,012

		2,553,566

Internet & Direct Marketing Retail - 0.5%
eBay, Inc.	33,213	1,581,935

IT Services - 3.1%
Booz Allen Hamilton Holding Corp.	12,345	969,083
Cognizant Technology Solutions Corp., Class A	19,448	1,388,976
Gartner, Inc. (A)	10,635	1,277,264
International Business Machines Corp.	38,790	4,331,291
Mastercard, Inc., Class A	2,597	749,598
Western Union Co.	73,686	1,432,456

		10,148,668

Leisure Products - 0.2%
Polaris, Inc.	5,836	530,259

Machinery - 1.8%
Allison Transmission Holdings, Inc.	55,264	1,997,794

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Cummins, Inc.	13,097	$ 2,879,899
PACCAR, Inc.	13,440	1,147,507

		6,025,200

Media - 3.5%
Charter Communications, Inc., Class A (A)	5,414	3,269,082
Comcast Corp., Class A	158,609	6,699,644
Discovery, Inc., Class A (A) (B)	31,463	636,811
Discovery, Inc., Class C (A)	17,195	315,012
Sirius XM Holdings, Inc. (B)	129,547	742,304

		11,662,853

Metals & Mining - 0.8%
Reliance Steel & Aluminum Co.	25,441	2,772,815

Mortgage Real Estate Investment Trusts - 0.9%
AGNC Investment Corp.	148,788	2,078,568
Starwood Property Trust, Inc.	68,241	953,327

		3,031,895

Multi-Utilities - 0.7%
MDU Resources Group, Inc.	93,548	2,222,700

Multiline Retail - 1.2%
Dollar General Corp.	5,639	1,176,916
Dollar Tree, Inc. (A)	8,286	748,391
Target Corp.	14,019	2,133,972

		4,059,279

Oil, Gas & Consumable Fuels - 3.3%
Chevron Corp.	70,224	4,880,568
ConocoPhillips	73,007	2,089,460
Exxon Mobil Corp.	30,090	981,536
HollyFrontier Corp.	32,433	600,335
Pioneer Natural Resources Co.	18,695	1,487,374
Valero Energy Corp.	19,413	749,536

		10,788,809

Pharmaceuticals - 7.9%
Bristol-Myers Squibb Co.	70,318	4,110,087
Johnson & Johnson	78,562	10,771,636
Merck & Co., Inc.	54,904	4,129,330
Pfizer, Inc.	200,315	7,107,176

		26,118,229

Professional Services - 0.3%
FTI Consulting, Inc. (A)	8,533	840,159

Road & Rail - 1.7%
CSX Corp.	10,617	838,106
Knight-Swift Transportation Holdings, Inc.	20,050	761,700
Landstar System, Inc.	26,535	3,308,914
Schneider National, Inc., Class B	24,802	547,132
Union Pacific Corp.	262	46,424

		5,502,276

Semiconductors & Semiconductor Equipment - 4.9%
Broadcom, Inc.	5,603	1,958,977
Intel Corp.	134,918	5,974,169
Lam Research Corp.	1,937	662,609
Microchip Technology, Inc.	6,957	731,042
Micron Technology, Inc. (A)	22,463	1,130,787
QUALCOMM, Inc.	20,247	2,497,670
Texas Instruments, Inc.	22,570	3,263,396

		16,218,650

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Software - 0.9%
Adobe, Inc. (A)	2,963	$ 1,324,757
Microsoft Corp.	8,144	1,648,916

		2,973,673

Specialty Retail - 3.9%
AutoNation, Inc. (A)	10,172	577,058
Home Depot, Inc.	38,062	10,151,516
Lowe’s Cos., Inc.	6,072	959,983
Tractor Supply Co.	4,380	583,460
Williams-Sonoma, Inc.	5,025	458,330

		12,730,347

Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	28,969	3,153,565

Tobacco - 2.1%
Altria Group, Inc.	92,596	3,340,864
Philip Morris International, Inc.	49,076	3,485,377

		6,826,241

Trading Companies & Distributors - 0.8%
HD Supply Holdings, Inc. (A)	49,667	1,979,727
United Rentals, Inc. (A)	3,302	588,713

		2,568,440

Total Common Stocks (Cost $335,315,391)		323,642,631

	Shares	Value
EXCHANGE-TRADED FUND - 1.6%
U.S. Equity Fund - 1.6%
iShares Russell 1000 Value ETF (B)	43,570	$ 5,085,926

Total Exchange-Traded Fund (Cost $5,090,950)		5,085,926

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	703,493	703,493

Total Other Investment Company (Cost $703,493)		703,493

Total Investments (Cost $341,109,834)		329,432,050
Net Other Assets (Liabilities) - 0.0% (D)		158,497

Net Assets - 100.0%		$ 329,590,547

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$323,642,631	$—	$—	$323,642,631
Exchange-Traded Fund	5,085,926	—	—	5,085,926
Other Investment Company	703,493	—	—	703,493

Total Investments	$329,432,050	$—	$—	$329,432,050

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,422,683, collateralized by cash collateral of $703,493 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $769,506. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at October 31, 2020.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index rose over the trailing 12-month period ended October 31, 2020. Small, mid and large cap growth equities outperformed the broader market during this period. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (“Fed”) policy benefitted U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to fight the contagion, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500® Index suffered its fastest ever decline into a bear market. The unprecedented scale of fiscal and monetary stimulus implemented by the U.S. Congress and the Fed in response to the pandemic drove the market’s rebound in the second quarter. Momentum carried into the third quarter bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery and promising trials for COVID-19 vaccines. However, the path to sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections around the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market-cap, as large-cap stocks, measured by the S&P 500® Index, outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively, during the period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Mid Cap Growth (Class R4) returned 17.50%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 21.14%.

STRATEGY REVIEW

The Fund underperformed its benchmark, the Russell Midcap® Growth Index, during the one-year period ended October 31, 2020. Relative underperformance was driven by stock selection. By sector, stock selection in consumer discretionary and industrials detracted most from relative performance, while security selection in information technology, and to a lesser extent, real estate and financials, aided relative performance.

Notable detractors from relative performance included positions in Hexcel Corp., a supplier of aerospace grade carbon fiber, Aramark, a uniform and food services provider to a broad base of customers, and Expedia Group, Inc., an online travel services company.

Contributors to relative performance included DocuSign, Inc., an electronic signature solutions company, Monolithic Power Systems, Inc., a maker of power circuits for a wide range of industries, and Square, Inc., a mobile payment solutions provider enabling small businesses to accept digital payment methods.

In terms of positioning, the portfolio continues to have a meaningful overweight to the consumer discretionary sector and is also notably overweight industrials. The Fund reduced exposure to the information technology sector, which is now the Fund’s largest underweight. Additionally, the Fund is underweight consumer staples and has no exposure to materials, real estate, energy, or utilities. Over the period, we added several new holdings, largely in the financials and health care sectors. We also eliminated several holdings which had graduated beyond our mid cap opportunity set or exceeded our valuation comfort zone on the back of strong performance.

We remain balanced between short term winners and losers, with a little more weight added to stocks which have underperformed this year, while trimming the winners at extreme valuation highs. In our view, there is a large number of alpha opportunities available and we will continue to use volatility in the coming months to try to position the Fund for success.

Timothy N. Manning

Portfolio Manager

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Repurchase Agreement	1.5
Other Investment Company	1.2
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	10.81%	N/A	9.21%	03/10/2017
Class A (NAV)	17.25%	N/A	10.92%	03/10/2017
Class C (POP)	15.43%	N/A	10.12%	03/10/2017
Class C (NAV)	16.43%	N/A	10.12%	03/10/2017
Class I (NAV)	17.61%	N/A	11.24%	03/10/2017
Class I2 (NAV)	17.69%	N/A	11.25%	03/10/2017
Class I3 (NAV)	17.71%	N/A	11.12%	03/10/2017
Class R (NAV)	17.05%	N/A	10.54%	03/10/2017
Class R4 (NAV)	17.50%	11.15%	11.13%	11/07/2001
Russell Midcap® Growth Index (A)	21.14%	14.15%	14.13%

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R and R4 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 6.3%
BWX Technologies, Inc.	363,468	$ 19,994,375
Hexcel Corp.	282,751	9,466,503

		29,460,878

Biotechnology - 7.4%
Abcam PLC, ADR (A)	42,179	801,401
Bluebird Bio, Inc. (A)	145,537	7,525,718
Incyte Corp. (A)	166,928	14,462,642
Seagen, Inc. (A)	70,748	11,800,767

		34,590,528

Building Products - 2.4%
Fortune Brands Home & Security, Inc.	136,601	11,046,923

Capital Markets - 6.5%
Hamilton Lane, Inc., Class A	278,572	19,416,469
Tradeweb Markets, Inc., Class A	196,259	10,692,190

		30,108,659

Diversified Consumer Services - 2.3%
Bright Horizons Family Solutions, Inc. (A)	69,384	10,966,141

Electronic Equipment, Instruments & Components - 4.9%
CDW Corp.	185,531	22,746,101

Entertainment - 4.1%
Take-Two Interactive Software, Inc. (A)	121,953	18,892,959

Food Products - 0.8%
Freshpet, Inc. (A)	31,554	3,612,933

Health Care Equipment & Supplies - 8.5%
ABIOMED, Inc. (A)	40,563	10,217,008
IDEXX Laboratories, Inc. (A)	48,463	20,588,052
Penumbra, Inc. (A)	33,584	8,766,432

		39,571,492

Hotels, Restaurants & Leisure - 8.6%
Aramark	478,479	13,273,007
Domino’s Pizza, Inc.	37,484	14,180,947
Vail Resorts, Inc.	53,538	12,422,958

		39,876,912

Interactive Media & Services - 1.8%
ZoomInfo Technologies, Inc., Class A (A)	223,998	8,509,684

Internet & Direct Marketing Retail - 2.2%
Etsy, Inc. (A)	85,072	10,343,904

Life Sciences Tools & Services - 7.1%
ICON PLC (A)	82,859	14,939,478
Mettler-Toledo International, Inc. (A)	18,317	18,278,717

		33,218,195

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 3.6%
TransUnion	213,663	$ 17,020,395

Road & Rail - 3.6%
JB Hunt Transport Services, Inc.	138,413	16,850,399

Semiconductors & Semiconductor Equipment - 9.5%
KLA Corp.	103,143	20,337,737
Monolithic Power Systems, Inc.	52,907	16,909,077
Teradyne, Inc.	80,496	7,071,573

		44,318,387

Software - 14.7%
Avalara, Inc. (A)	66,715	9,943,871
Guidewire Software, Inc. (A)	155,904	14,983,933
Medallia, Inc. (A) (B)	496,436	14,123,604
SS&C Technologies Holdings, Inc.	316,135	18,721,515
Tyler Technologies, Inc. (A)	27,846	10,703,445

		68,476,368

Specialty Retail - 4.3%
Burlington Stores, Inc. (A)	103,768	20,087,409

Total Common Stocks (Cost $404,661,223)		459,698,267

OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	5,603,744	5,603,744

Total Other Investment Company (Cost $5,603,744)		5,603,744

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $6,929,312 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $7,067,972.	$ 6,929,312	6,929,312

Total Repurchase Agreement (Cost $6,929,312)		6,929,312

Total Investments (Cost $417,194,279)		472,231,323
Net Other Assets (Liabilities) - (1.3)%		(6,112,659)

Net Assets - 100.0%		$ 466,118,664

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$459,698,267	$—	$—	$459,698,267
Other Investment Company	5,603,744	—	—	5,603,744
Repurchase Agreement	—	6,929,312	—	6,929,312

Total Investments	$465,302,011	$6,929,312	$—	$472,231,323

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $14,123,604, collateralized by cash collateral of $5,603,744 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,917,009. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2020 has been a notable environment, driven by the onset of the COVID-19 pandemic in 2020. While all major U.S. value indices were down during the period, growth indices, however, posted positive and even double-digit positive results as investors continued their preference for growth stocks.

In the fourth quarter of 2019 markets posted strong returns driven by optimism on a trade deal with China and abatement of global manufacturing concerns. The first quarter of 2020, however, brought extreme volatility, shifting investors’ demands and changes in investors’ risk appetites due to the onset of the COVID-19 pandemic. The calendar year began with a modest sell-off in January and February as overall contagion concerns remained muted and markets appeared to take the threat of COVID-19 in stride. As the threat of COVID-19 spread, sheer panic and forced selling from market participants drove the markets in February through the end of March. In this environment, the market witnessed one of the historically highest levels of stock correlations. Late March to the end of October has generally been much more of a risk-on environment in aggregate, aided by significant monetary and fiscal stimulus injected into the economy.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Mid Cap Value Opportunities (Class A) returned -10.80%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned -6.94%.

STRATEGY REVIEW

Thompson Siegel & Walmsley seeks to invest in companies that we believe present a value or potential worth that is not currently recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Our process employs a combination of a quantitative four-factor valuation screen and qualitative, fundamental research, and bottom-up stock selection and portfolio construction.

The Fund underperformed its benchmark during the 12-month period ended October 31, 2020.

The strategy’s top contributing sectors to relative performance over the period included energy and real estate. Within the energy sector, the Fund continued to benefit from an underweight allocation to oil producers given weakness in the sector. The top holdings included two primarily natural gas producers, EQT Corporation and Antero Resources Corporation, both of which benefited from a more positive natural gas backdrop driven from reduced supply in the sector and improvement in cash flow generation.

Within real estate, the underweight allocation was the primary driver of relative performance over the period given the continued weakness in the industry. Given our valuation discipline, there are limited attractive risk/reward opportunities in the industry. Our position in Gaming and Leisure Properties, Inc. was a top contributor to relative performance driven by improving trends in casino attendance and a triple-net-lease structure that has garnered value in the current environment.

The strategy’s primary sector detractors from relative performance over the period were industrials and utilities. Within the industrials sector, the underweight allocation and unowned benchmark names in the machinery and building products industries where valuation is at a premium, drove the underperformance. At the stock level, AerCap Holdings N.V. (“AerCap”), an aircraft lessor, was the largest detractor driven by its exposure to the airline sector. We continue to hold AerCap, given its industry positioning and potential for fundamental improvement going forward.

Within the utilities sector, the primary detractors from relative performance over the period were FirstEnergy Corp (“FirstEnergy”) and CenterPoint Energy, Inc. (“CenterPoint”). FirstEnergy separated its subsidiary and power generation business, First Energy Solutions (“FES”), in 2019. FirstEnergy’s performance was adversely impacted by allegations of and an investigation into inappropriate payments during the separation process. While we continue to believe the risk/reward remains attractive, the Fund reduced the position owing to the added uncertainty. CenterPoint is primarily an electric and natural gas utility. The market has penalized the stock given a negative rate case decision at its utility in Texas and uncertainty around distributions from the midstream energy business to the parent company. We continue to hold shares and believe new management, recent restructuring plans, and improved execution could be meaningful positive catalysts.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.0%
Repurchase Agreement	6.6
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(15.72)%	2.56%	4.27%	04/30/2014
Class A (NAV)	(10.80)%	3.72%	5.18%	04/30/2014
Russell Midcap® Value Index (A)	(6.94)%	5.32%	5.16%
Class C (POP)	(12.29)%	2.98%	4.43%	04/30/2014
Class C (NAV)	(11.43)%	2.98%	4.43%	04/30/2014
Class I (NAV)	(10.48)%	4.03%	5.49%	04/30/2014
Class I2 (NAV)	(10.31)%	4.15%	5.59%	04/30/2014
Class I3 (NAV)	(10.43)%	N/A	1.09%	03/24/2017
Class R (NAV)	(10.77)%	N/A	0.59%	03/24/2017
Class R4 (NAV)	(10.55)%	N/A	0.91%	03/24/2017
Class R6 (NAV)	(10.40)%	N/A	2.94%	07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 95.0%
Aerospace & Defense - 0.8%
Huntington Ingalls Industries, Inc.	66,100	$ 9,748,428

Banks - 1.5%
CIT Group, Inc.	636,060	18,731,967

Beverages - 2.4%
Molson Coors Beverage Co., Class B	860,284	30,333,614

Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (A)	195,000	22,452,300
United Therapeutics Corp. (A)	93,700	12,577,351

		35,029,651

Chemicals - 3.8%
Axalta Coating Systems, Ltd. (A)	525,600	13,197,816
Corteva, Inc.	616,500	20,332,170
Mosaic Co.	755,600	13,978,600

		47,508,586

Construction & Engineering - 0.8%
AECOM (A)	227,700	10,210,068

Consumer Finance - 1.2%
Ally Financial, Inc.	540,739	14,426,917

Containers & Packaging - 1.0%
Sealed Air Corp.	310,200	12,280,818

Distributors - 1.9%
LKQ Corp. (A)	750,400	24,005,296

Diversified Financial Services - 0.3%
Equitable Holdings, Inc.	156,300	3,358,887

Diversified Telecommunication Services - 1.8%
GCI Liberty, Inc., Class A (A)	281,104	22,834,078

Electric Utilities - 4.9%
FirstEnergy Corp.	405,046	12,037,967
OGE Energy Corp.	935,000	28,769,950
PPL Corp.	720,350	19,809,625

		60,617,542

Electronic Equipment, Instruments & Components - 1.8%
FLIR Systems, Inc.	369,400	12,814,486
Vontier Corp. (A)	333,700	9,590,538

		22,405,024

Energy Equipment & Services - 1.4%
Baker Hughes Co.	1,140,100	16,839,277

Equity Real Estate Investment Trusts - 3.0%
Gaming and Leisure Properties, Inc.	421,041	15,304,840
JBG SMITH Properties	962,370	22,471,340

		37,776,180

Food & Staples Retailing - 0.8%
US Foods Holding Corp. (A)	481,900	10,071,710

Food Products - 5.0%
Kraft Heinz Co.	749,100	22,914,969
Post Holdings, Inc. (A)	355,700	30,554,630
Tyson Foods, Inc., Class A	154,400	8,836,312

		62,305,911

Gas Utilities - 3.3%
UGI Corp.	1,258,000	40,683,720

Health Care Equipment & Supplies - 0.9%
Alcon, Inc. (A)	192,100	10,918,964

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 4.6%
AmerisourceBergen Corp.	242,756	$ 23,321,569
Centene Corp. (A)	428,400	25,318,440
Laboratory Corp. of America Holdings (A)	45,738	9,137,080

		57,777,089

Hotels, Restaurants & Leisure - 0.7%
Aramark	310,500	8,613,270

Independent Power & Renewable Electricity Producers - 1.8%
Vistra Corp.	1,286,200	22,341,294

Insurance - 12.6%
Alleghany Corp.	47,610	26,039,337
Allstate Corp.	246,700	21,894,625
American International Group, Inc.	199,600	6,285,404
Arch Capital Group, Ltd. (A)	883,500	26,690,535
Fidelity National Financial, Inc.	925,122	28,947,067
Loews Corp.	839,317	29,107,514
Markel Corp. (A)	20,403	19,031,919

		157,996,401

Internet & Direct Marketing Retail - 2.0%
eBay, Inc.	331,400	15,784,582
Expedia Group, Inc.	66,854	6,294,304
Qurate Retail, Inc., Series A	400,500	2,711,385

		24,790,271

IT Services - 4.1%
Euronet Worldwide, Inc. (A)	136,494	12,126,127
FleetCor Technologies, Inc. (A)	71,000	15,684,610
Leidos Holdings, Inc.	198,000	16,434,000
Science Applications International Corp.	89,600	6,842,752

		51,087,489

Media - 8.8%
Discovery, Inc., Class C (A)	704,380	12,904,242
DISH Network Corp., Class A (A)	703,243	17,925,664
Fox Corp., Class A	963,400	25,549,368
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	625,800	21,652,680
News Corp., Class A	1,208,855	15,872,266
ViacomCBS, Inc., Class B	575,845	16,451,892

		110,356,112

Mortgage Real Estate Investment Trusts - 1.8%
Annaly Capital Management, Inc.	3,156,245	22,377,777

Multi-Utilities - 3.1%
CenterPoint Energy, Inc.	1,115,202	23,564,218
NiSource, Inc.	645,900	14,836,323

		38,400,541

Multiline Retail - 2.0%
Dollar Tree, Inc. (A)	282,000	25,470,240

Oil, Gas & Consumable Fuels - 3.9%
EQT Corp.	846,900	12,822,066
HollyFrontier Corp.	888,600	16,447,986
Williams Cos., Inc.	1,018,000	19,535,420

		48,805,472

Pharmaceuticals - 1.7%
Jazz Pharmaceuticals PLC (A)	78,900	11,369,490
Mylan NV (A)	655,100	9,525,154

		20,894,644

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 0.4%
Qorvo, Inc. (A)	43,500	$ 5,540,160

Software - 2.7%
CDK Global, Inc.	402,300	17,339,130
SS&C Technologies Holdings, Inc.	282,000	16,700,040

		34,039,170

Specialty Retail - 0.7%
Ross Stores, Inc.	107,600	9,164,292

Technology Hardware, Storage & Peripherals - 1.2%
NCR Corp. (A)	749,800	15,235,936

Trading Companies & Distributors - 3.5%
AerCap Holdings NV (A)	759,900	18,868,317
HD Supply Holdings, Inc. (A)	627,547	25,014,023

		43,882,340

Total Common Stocks (Cost $1,169,792,666)		1,186,859,136

Principal	Value
REPURCHASE AGREEMENT - 6.6%

Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $82,262,153 on 11/02/2020. Collateralized by U.S. Government Obligations, 0.38% - 2.63%, due 06/30/2023 - 07/15/2023, and with a total value of $83,907,463.

$ 82,262,153	$ 82,262,153

Total Repurchase Agreement (Cost $82,262,153)	82,262,153

Total Investments (Cost $1,252,054,819)	1,269,121,289
Net Other Assets (Liabilities) - (1.6)%	(19,528,644)

Net Assets - 100.0%	$ 1,249,592,645

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,186,859,136	$—	$—	$1,186,859,136
Repurchase Agreement	—	82,262,153	—	82,262,153

Total Investments	$1,186,859,136	$82,262,153	$—	$1,269,121,289

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 was initially promising for the midstream sector. Crude prices were staging a rally and companies seemed to be indicating that the downturn was not as bad as initially feared. However, the downdraft in crude pricing towards the latter part of the fiscal year, combined with a prevailing risk-off environment and increased volatility due to the coronavirus pandemic negatively impacted the sector. The midstream sector was down more than 40% during the fiscal year as measured by the Alerian MLP Index but managed to outperform the broader energy market.

Cost-cutting was a universal theme with many management teams expressing confidence about the sustainability of lower operating expenses. Companies had been responding to investors’ push to be free cash flow positive as many companies further reduced capex budgets for both 2020 and 2021 and focused their attention on free cash flow versus distributable cash flow metrics. Shoring up balance sheets, protecting credit ratings and meeting de-leveraging targets were universally the top priority for the midstream sector. Furthermore, companies remained extremely cautious about providing guidance beyond 2020 with regulatory, political, and commodity uncertainty driving their conservatism.

PERFORMANCE

For the year ended October 31, 2020, Transamerica MLP & Energy Income (Class A) returned -22.37%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Alerian MLP Total Return Index, returned 9.71% and -42.52%, respectively.

STRATEGY REVIEW

Market performance among energy infrastructure sub-sectors was negatively biased for the fiscal year ended October 31, 2020. Renewable infrastructure was the only sub-sector to post a positive return, delivering the best relative results as much of the space met or exceeded expectations and had minimal pandemic-related financial impacts, followed by Canadian infrastructure companies, which did not experience the same level of volatility as their U.S. counterparts.

The largest individual contributors to performance during the fiscal year were investments in Nextera Energy, Inc. and Brookfield Renewable Corp. as renewable infrastructure related names continued their strong run benefiting from an acceleration of the energy transition away from fossil fuels driven by increasing investor demands for sustainability.

ONEOK, Inc and Phillips 66 were the primary detractors from performance. A cloudy outlook fostered negative sentiment for ONEOK, Inc. as shares were impacted by uncertainty associated with Bakken production, a potential Dakota Access Pipeline shut-down, and leverage concerns, while Phillips 66 was affected by the prevailing downstream demand destruction, and their refining business subsequently was negatively impacted as well.

The Fund performed significantly better than the sector in large part due to our active portfolio management and shifting allocations to less volatile segments of the infrastructure space, specifically renewable infrastructure.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	66.4%
Master Limited Partnerships	31.2
Repurchase Agreement	2.0
Other Investment Company	0.8
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(26.64)%	(6.13)%	(6.15)%	04/30/2013
Class A (NAV)	(22.37)%	(5.07)%	(5.45)%	04/30/2013
S&P 500® (A)	9.71%	11.71%	12.32%
Alerian MLP Total Return Index (B)	(42.52)%	(12.46)%	(10.55)%
Class C (POP)	(23.87)%	(5.83)%	(6.18)%	04/30/2013
Class C (NAV)	(23.15)%	(5.83)%	(6.18)%	04/30/2013
Class I (NAV)	(22.28)%	(4.83)%	(5.20)%	04/30/2013
Class I2 (NAV)	(22.19)%	(4.73)%	(5.11)%	04/30/2013

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in MLPs involve risks related to limited control, cash flow changes, dilution risks and risk linked to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds	Annual Report 2020

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 66.4%
Electric Utilities - 6.8%
Avangrid, Inc.	16,100	$ 794,374
NextEra Energy, Inc.	134,400	9,839,424

		10,633,798

Gas Utilities - 0.6%
AltaGas, Ltd. (A)	40,600	514,700
Brookfield Infrastructure Corp., Class A	7,222	393,382

		908,082

Independent Power & Renewable Electricity Producers - 15.5%
Atlantica Sustainable Infrastructure PLC	217,900	6,425,871
Brookfield Renewable Corp., Class A	84,909	5,669,374
Clearway Energy, Inc., Class A	29,300	767,953
Clearway Energy, Inc., Class C	168,500	4,744,960
Innergex Renewable Energy, Inc.	172,600	3,111,801
Northland Power, Inc.	57,000	1,843,526
TransAlta Corp.	148,500	880,545
TransAlta Renewables, Inc. (A)	76,700	961,412

		24,405,442

Multi-Utilities - 3.1%
Algonquin Power & Utilities Corp.	53,400	809,638
Algonquin Power & Utilities Corp. (A)	186,500	2,825,475
Sempra Energy	10,000	1,253,600

		4,888,713

Oil, Gas & Consumable Fuels - 40.4%
Antero Midstream Corp. (A)	215,700	1,235,961
Cheniere Energy, Inc. (B)	40,791	1,952,665
Enbridge, Inc.	240,154	6,618,644
Equitrans Midstream Corp.	191,700	1,391,742
Gibson Energy, Inc. (A)	87,700	1,291,506
Hess Midstream, LP, Class A	14,800	252,784
Kinder Morgan, Inc.	732,900	8,721,510
ONEOK, Inc.	64,700	1,876,300
Pembina Pipeline Corp.	269,600	5,642,728
Phillips 66	96,600	4,507,356
Plains GP Holdings, LP, Class A (B)	583,313	3,727,370
Targa Resources Corp.	329,335	5,285,827
TC Energy Corp.	240,525	9,491,117
Williams Cos., Inc.	592,200	11,364,318

		63,359,828

Total Common Stocks (Cost $121,234,712)		104,195,863

MASTER LIMITED PARTNERSHIPS - 31.2% (C)
Independent Power & Renewable Electricity Producers - 12.8%
Brookfield Renewable Partners, LP (B)	102,300	5,549,775

	Shares	Value

MASTER LIMITED PARTNERSHIPS (continued) (C)
Independent Power & Renewable Electricity Producers (continued)
NextEra Energy Partners, LP	230,622	$ 14,483,062

		20,032,837

Multi-Utilities - 1.8%
Brookfield Infrastructure Partners, LP	65,000	2,788,500

Oil, Gas & Consumable Fuels - 16.6%
BP Midstream Partners, LP	158,755	1,539,923
Enable Midstream Partners, LP	136,700	608,315
Energy Transfer, LP	798,637	4,112,981
Enterprise Products Partners, LP	370,211	6,134,396
Enviva Partners, LP	23,109	990,221
Magellan Midstream Partners, LP	108,300	3,848,982
MPLX, LP	280,681	4,830,520
Phillips 66 Partners, LP	84,300	1,978,521
Rattler Midstream, LP	146,400	859,368
TC PipeLines, LP	44,016	1,239,050

		26,142,277

Total Master Limited Partnerships (Cost $62,885,333)		48,963,614

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (D)	1,291,233	1,291,233

Total Other Investment Company (Cost $1,291,233)		1,291,233

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.00% (D), dated 10/30/2020, to be repurchased at $3,088,947 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $3,150,826.	$ 3,088,947	3,088,947

Total Repurchase Agreement (Cost $3,088,947)		3,088,947

Total Investments (Cost $188,500,225)		157,539,657
Net Other Assets (Liabilities) - (0.4)%		(563,823)

Net Assets - 100.0%		$ 156,975,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$104,195,863	$—	$—	$104,195,863
Master Limited Partnerships	48,963,614	—	—	48,963,614
Other Investment Company	1,291,233	—	—	1,291,233
Repurchase Agreement	—	3,088,947	—	3,088,947

Total Investments	$154,450,710	$3,088,947	$—	$157,539,657

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,110,943, collateralized by cash collateral of $1,291,233 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,972,585. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Rates disclosed reflect the yields at October 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

(unaudited)

MARKET ENVIRONMENT

While investors enjoyed the continuation of the eleven-year bull market to end 2019 and start 2020, markets were overwhelmingly dominated by COVID-19 during the fiscal year ended October 31, 2020. Investors indiscriminately sold assets and de-risked portfolios in February and March, generally with little disregard for price, causing high correlations across risk assets and illiquid conditions. This was followed by risk markets across the globe rallying in response to a combination of central bank interventions, government stimulus packages, and the economy re-opening after the quarantine shutdowns. After advances in the third quarter and a historically strong second quarter, the S&P 500® Index fully recovered pandemic related losses and posted positive returns for the fiscal year ended October 31, 2020.

Volatility is likely to remain elevated in the market pending the U.S. presidential election and headlines surrounding progress towards a vaccine release. Our bottom up approach should allow us to find interesting and attractive long-term investment opportunities as market dislocations may develop.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Multi-Asset Income (Class A) returned 2.91%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Multi-Asset Income Blended Benchmark, returned 9.71% and 7.33%, respectively.

STRATEGY REVIEW

The strategy is comprised of a mix of equites, corporate credit, and preferred equity in an effort to generate income above the S&P 500® Index and moderate volatility. Exposure to corporate credit and preferred equities served as detractors to the strategy’s relative performance versus the all-equity S&P 500® Index benchmark. The Bloomberg Barclays US High Yield Corporate Index returned 3.49% for the one year ended October 31, 2020. Higher quality high yield outperformed lower quality high yield as investors largely shunned risk during the pandemic sell-off in March. The Bloomberg Barclays US High Yield (Ba) Index returned 6.67% while the Bloomberg Barclays US High Yield (Caa) Index returned -3.09% for the one year ended October 31, 2020. Additionally, the ICE BofA Fixed Rate Preferred Index returned 5.20% for the one year ended October 31, 2020.

Within equity the top sectors in terms of relative return were technology and industrials. In technology, Apple Inc. reported stronger than expected earnings throughout the year from robust sales within wearables, iPhones, and services. Within industrials, the portfolio’s underweight allocation aided relative returns. Recent additions included Pentair PLC, a water pump and filtration company and Johnson Controls International PLC, an HVAC and building management company, both of which benefitted from surging home demand trends during the period.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	51.3%
Corporate Debt Securities	41.1
Preferred Stocks	5.9
Other Investment Company	1.6
Repurchase Agreement	0.8
Master Limited Partnership	0.4
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(2.77)%	5.77%	5.31%	03/01/2014
Class A (NAV)	2.91%	6.98%	6.21%	03/01/2014
S&P 500® (A)	9.71%	11.71%	11.05%
Transamerica Multi-Asset Income Blended Benchmark (A) (B) (C)	7.33%	9.55%	8.63%
Class C (POP)	1.18%	6.21%	5.43%	03/01/2014
Class C (NAV)	2.17%	6.21%	5.43%	03/01/2014
Class I (NAV)	3.17%	7.26%	6.48%	03/01/2014
Class I2 (NAV)	3.28%	6.65%	5.69%	03/01/2014

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Multi-Asset Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 51.3%
Automobiles - 1.3%
General Motors Co.	95,000	$ 3,280,350

Banks - 1.9%
JPMorgan Chase & Co.	50,000	4,902,000

Biotechnology - 1.8%
AbbVie, Inc.	55,000	4,680,500

Building Products - 1.7%
Carrier Global Corp.	65,000	2,170,350
Fortune Brands Home & Security, Inc.	10,000	808,700
Johnson Controls International PLC	35,000	1,477,350

		4,456,400

Capital Markets - 1.4%
Blackstone Group, Inc., Class A	27,500	1,386,550
Morgan Stanley	45,000	2,166,750

		3,553,300

Chemicals - 1.0%
LyondellBasell Industries NV, Class A	38,000	2,601,100

Communications Equipment - 1.2%
Cisco Systems, Inc.	90,000	3,231,000

Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	20,000	1,139,800

Electric Utilities - 1.0%
Duke Energy Corp.	15,000	1,381,650
PPL Corp.	45,000	1,237,500

		2,619,150

Equity Real Estate Investment Trusts - 0.7%
STORE Capital Corp.	70,008	1,799,206

Food & Staples Retailing - 1.5%
Walmart, Inc.	27,500	3,815,625

Health Care Providers & Services - 1.5%
CVS Health Corp.	70,000	3,926,300

Hotels, Restaurants & Leisure - 1.3%
McDonald’s Corp.	16,000	3,408,000

Household Durables - 2.0%
D.R. Horton, Inc.	32,500	2,171,325
Garmin, Ltd.	20,000	2,080,400
Toll Brothers, Inc.	25,000	1,057,000

		5,308,725

Insurance - 2.6%
Allstate Corp.	18,600	1,650,750
Fidelity National Financial, Inc.	110,000	3,441,900
MetLife, Inc.	45,000	1,703,250

		6,795,900

Interactive Media & Services - 2.5%
Alphabet, Inc., Class C (A)	4,000	6,484,040

Machinery - 0.6%
Pentair PLC	30,000	1,492,800

Mortgage Real Estate Investment Trusts - 1.8%
AGNC Investment Corp.	110,000	1,536,700
Annaly Capital Management, Inc.	264,350	1,874,241
Blackstone Mortgage Trust, Inc., Class A	54,925	1,191,873

		4,602,814

Multi-Utilities - 1.1%
Dominion Energy, Inc.	35,000	2,811,900

	Shares	Value
COMMON STOCKS (continued)
Multiline Retail - 1.3%
Target Corp.	22,500	$ 3,424,950

Oil, Gas & Consumable Fuels - 0.3%
BP PLC, ADR	55,000	851,400

Pharmaceuticals - 4.7%
Bristol-Myers Squibb Co.	75,000	4,383,750
GlaxoSmithKline PLC, ADR	25,000	835,500
Johnson & Johnson	17,500	2,399,425
Merck & Co., Inc.	50,000	3,760,500
Pfizer, Inc.	25,000	887,000

		12,266,175

Semiconductors & Semiconductor Equipment - 4.2%
Broadcom, Inc.	15,000	5,244,450
QUALCOMM, Inc.	45,000	5,551,200

		10,795,650

Software - 2.8%
Microsoft Corp.	35,750	7,238,302

Specialty Retail - 2.4%
Foot Locker, Inc.	60,050	2,214,644
Lowe’s Cos., Inc.	26,275	4,154,077

		6,368,721

Technology Hardware, Storage & Peripherals - 6.8%
Apple, Inc.	138,000	15,022,680
Seagate Technology PLC	54,607	2,611,307

		17,633,987

Textiles, Apparel & Luxury Goods - 0.4%
Tapestry, Inc.	47,500	1,055,925

Tobacco - 1.1%
Philip Morris International, Inc.	40,000	2,840,800

Total Common Stocks (Cost $114,599,709)		133,384,820

PREFERRED STOCKS - 5.9%
Automobiles - 0.2%
Ford Motor Co., 6.20% (B)	20,000	512,600

Banks - 1.5%
BancorpSouth Bank, Series A, 5.50%	40,000	1,044,000
Citigroup, Inc., Series J, Fixed until 09/30/2023, 7.13% (B) (C)	12,000	339,360
Dime Community Bancshares, Inc., Series A, 5.50% (B)	45,000	1,092,600
KeyCorp, Series F, 5.65%	17,451	462,277
Wells Fargo & Co., Series Q, Fixed until 09/15/2023, 5.85% (B) (C)	40,000	1,035,600

		3,973,837

Diversified Financial Services - 0.2%
Voya Financial, Inc., Series B, Fixed until 09/15/2029, 5.35% (B) (C)	19,547	554,939

Equity Real Estate Investment Trusts - 0.5%
Colony Capital, Inc., Series G, 7.50%	8,250	181,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value

PREFERRED STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Monmouth Real Estate Investment Corp., Series C, 6.13%	50,000	$ 1,245,000

		1,426,665

Insurance - 1.4%
Aspen Insurance Holdings, Ltd., 5.63%	20,000	501,000
Athene Holding, Ltd., Series A, Fixed until 06/30/2029, 6.35% (C)	35,000	937,300
Enstar Group, Ltd., Series E, 7.00% (B)	60,000	1,584,000
Globe Life, Inc., 6.13%	20,000	517,400

		3,539,700

Mortgage Real Estate Investment Trusts - 1.8%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (C)	63,100	1,398,927
Annaly Capital Management, Inc., Series F, Fixed until 09/30/2022, 6.95% (B) (C)	62,000	1,395,620
Dynex Capital, Inc., Series C, Fixed until 04/15/2025, 6.90% (C)	45,000	989,100
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (C)	39,800	816,696

		4,600,343

Real Estate Management & Development - 0.3%
Brookfield Property Partners, LP, Series A-1, 6.50%	39,500	824,760

Total Preferred Stocks (Cost $16,190,867)		15,432,844

MASTER LIMITED PARTNERSHIP - 0.4%
Capital Markets - 0.4%
AllianceBernstein Holding, LP	35,000	1,017,100

Total Master Limited Partnership (Cost $679,990)		1,017,100

	Principal	Value
CORPORATE DEBT SECURITIES - 41.1%
Air Freight & Logistics - 0.2%
XPO Logistics, Inc. 6.13%, 09/01/2023 (D)	$ 500,000	506,250

Auto Components - 2.1%
Clarios Global, LP / Clarios US Finance Co.
6.25%, 05/15/2026 (D)	1,750,000	1,833,195
8.50%, 05/15/2027 (D)	1,250,000	1,303,937
Cooper Tire & Rubber Co. 7.63%, 03/15/2027	79,000	91,443
Dana, Inc. 5.38%, 11/15/2027	1,750,000	1,806,875
Goodyear Tire & Rubber Co. 7.00%, 03/15/2028	475,000	502,790

		5,538,240

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 1.0%
General Motors Co. 6.80%, 10/01/2027	$ 500,000	$ 613,811
Tesla, Inc. 5.30%, 08/15/2025 (D)	2,000,000	2,069,254

		2,683,065

Building Products - 0.5%
Builders FirstSource, Inc. 6.75%, 06/01/2027 (D)	900,000	965,250
JELD-WEN, Inc. 4.88%, 12/15/2027 (D)	400,000	413,000

		1,378,250

Capital Markets - 2.2%
BCD Acquisition, Inc. 9.63%, 09/15/2023 (D)	2,565,000	2,568,206
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026 (D)	2,000,000	2,102,860
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.25%, 02/01/2022	1,000,000	1,002,500

		5,673,566

Chemicals - 1.0%
Blue Cube Spinco LLC 9.75%, 10/15/2023	508,000	522,620
Methanex Corp.
5.13%, 10/15/2027	500,000	509,150
5.25%, 12/15/2029	1,500,000	1,519,840

		2,551,610

Commercial Services & Supplies - 1.6%
Cimpress PLC 7.00%, 06/15/2026 (D)	2,350,000	2,338,250
Herc Holdings, Inc. 5.50%, 07/15/2027 (D)	1,500,000	1,541,437
Stena International SA 6.13%, 02/01/2025 (D)	300,000	282,000

		4,161,687

Communications Equipment - 0.5%
CommScope Technologies LLC 6.00%, 06/15/2025 (D)	866,000	858,535
CommScope, Inc. 8.25%, 03/01/2027 (B) (D)	500,000	517,498

		1,376,033

Construction & Engineering - 1.3%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.25%, 09/15/2027 (D)	1,300,000	1,332,110
Forestar Group, Inc. 5.00%, 03/01/2028 (D)	1,750,000	1,737,260
New Enterprise Stone & Lime Co., Inc. 6.25%, 03/15/2026 (D)	200,000	206,750

		3,276,120

Construction Materials - 1.7%
Cemex SAB de CV
5.45%, 11/19/2029 (D)	1,500,000	1,586,700
7.38%, 06/05/2027 (D)	500,000	550,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials (continued)
Norbord, Inc. 5.75%, 07/15/2027 (D)	$ 2,000,000	$ 2,100,000
US Concrete, Inc. 6.38%, 06/01/2024 (B)	102,000	104,550

		4,342,005

Consumer Finance - 1.4%
Altice Financing SA 7.50%, 05/15/2026 (D)	1,050,000	1,095,938
Credit Acceptance Corp.
5.13%, 12/31/2024 (D)	500,000	496,250
6.63%, 03/15/2026	250,000	259,375
Enova International, Inc. 8.50%, 09/15/2025 (D)	2,000,000	1,840,000

		3,691,563

Diversified Consumer Services - 0.9%
Carriage Services, Inc. 6.63%, 06/01/2026 (D)	2,261,000	2,376,447

Diversified Financial Services - 1.0%
Cornerstone Chemical Co. 6.75%, 08/15/2024 (D)	1,000,000	940,000
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 2.98% (C), 12/21/2065 (D)	900,000	472,401
Quicken Loans LLC 5.25%, 01/15/2028 (D)	1,250,000	1,306,575

		2,718,976

Diversified Telecommunication Services - 0.6%
Zayo Group Holdings, Inc. 6.13%, 03/01/2028 (D)	1,500,000	1,513,125

Electric Utilities - 0.6%
Drax Finco PLC 6.63%, 11/01/2025 (D)	1,371,000	1,435,266

Electrical Equipment - 0.4%
WESCO Distribution, Inc. 7.13%, 06/15/2025 (D)	1,000,000	1,077,500

Electronic Equipment, Instruments & Components - 0.1%
MTS Systems Corp. 5.75%, 08/15/2027 (D)	300,000	304,035

Energy Equipment & Services - 2.3%
Archrock Partners, LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (D)	1,500,000	1,447,500
Enviva Partners, LP / Enviva Partners Finance Corp. 6.50%, 01/15/2026 (D)	3,800,000	4,009,000
Transocean Sentry, Ltd. 5.38%, 05/15/2023 (D)	750,000	481,875

		5,938,375

Equity Real Estate Investment Trusts - 0.5%
GEO Group, Inc.
5.13%, 04/01/2023 (B)	750,000	603,750
5.88%, 01/15/2022	650,000	601,250

		1,205,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 1.1%
B&G Foods, Inc. 5.25%, 04/01/2025	$ 1,184,000	$ 1,219,520
Chobani LLC / Chobani Finance Corp., Inc. 4.63%, 11/15/2028 (D)	500,000	501,650
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (D)	1,000,000	1,023,750

		2,744,920

Hotels, Restaurants & Leisure - 2.3%
Marriott Ownership Resorts, Inc. 4.75%, 01/15/2028	1,200,000	1,143,000
Scientific Games International, Inc.
7.00%, 05/15/2028 (D)	2,350,000	2,334,279
8.25%, 03/15/2026 (D)	1,000,000	1,014,390
VOC Escrow, Ltd. 5.00%, 02/15/2028 (D)	866,000	749,410
Wyndham Destinations, Inc. 6.60%, 10/01/2025	650,000	692,250

		5,933,329

Household Durables - 0.8%
LGI Homes, Inc. 6.88%, 07/15/2026 (D)	2,026,000	2,117,170

Household Products - 0.7%
Central Garden & Pet Co. 6.13%, 11/15/2023	1,700,000	1,728,390

Industrial Conglomerates - 0.6%
General Electric Co. Fixed until 01/21/2021 (E), 5.00% (C)	2,000,000	1,620,000

IT Services - 0.9%
Leidos, Inc. 7.13%, 07/01/2032	1,800,000	2,367,000

Leisure Products - 0.6%
Mattel, Inc. 5.88%, 12/15/2027 (D)	1,500,000	1,630,050

Machinery - 1.9%
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (D)	250,000	265,702
Meritor, Inc. 6.25%, 02/15/2024	1,440,000	1,467,000
Mueller Industries, Inc. 6.00%, 03/01/2027	1,400,000	1,428,000
Terex Corp. 5.63%, 02/01/2025 (D)	1,150,000	1,167,250
Wabash National Corp. 5.50%, 10/01/2025 (D)	500,000	500,105

		4,828,057

Marine - 0.1%
Tidewater, Inc. 8.00%, 08/01/2022	393,528	375,819

Media - 0.7%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.50%, 05/01/2032 (D)	400,000	413,500
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38%, 08/15/2026 (D)	1,250,000	730,469

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Diamond Sports Group LLC / Diamond Sports Finance Co. (continued)
6.63%, 08/15/2027 (D)	$ 1,500,000	$ 598,725

		1,742,694

Metals & Mining - 1.7%
Allegheny Technologies, Inc. 5.88%, 12/01/2027 (B)	2,452,000	2,307,945
Kaiser Aluminum Corp. 6.50%, 05/01/2025 (D)	1,200,000	1,272,000
U.S. Steel Corp. 6.88%, 08/15/2025	1,000,000	794,000

		4,373,945

Mortgage Real Estate Investment Trusts - 0.4%
AG Issuer LLC 6.25%, 03/01/2028 (D)	1,000,000	975,000

Multiline Retail - 0.7%
Dillard’s, Inc.
7.00%, 12/01/2028	230,000	240,346
7.75%, 07/15/2026	1,150,000	1,235,493
7.88%, 01/01/2023	350,000	374,282

		1,850,121

Oil, Gas & Consumable Fuels - 0.5%
Hess Midstream Operations, LP 5.13%, 06/15/2028 (D)	1,000,000	995,000
Valero Energy Corp. 8.75%, 06/15/2030	300,000	396,026

		1,391,026

Personal Products - 0.8%
HLF Financing SARL LLC / Herbalife International, Inc. 7.25%, 08/15/2026 (D)	2,000,000	2,058,740

Pharmaceuticals - 0.4%
Bausch Health Cos., Inc.
5.00%, 01/30/2028 (D)	500,000	494,190
5.25%, 01/30/2030 (D)	500,000	493,775

		987,965

Professional Services - 0.1%
AMN Healthcare, Inc. 5.13%, 10/01/2024 (D)	380,000	389,728

Real Estate Management & Development - 0.4%
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	1,000,000	965,000

Road & Rail - 1.9%
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/2025 (D)	350,000	344,824
6.75%, 03/15/2022 (D)	1,415,000	1,404,334
9.75%, 08/01/2027 (D)	500,000	531,875
Uber Technologies, Inc. 8.00%, 11/01/2026 (D)	2,450,000	2,581,687

		4,862,720

Software - 0.5%
j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc. 6.00%, 07/15/2025 (D)	1,250,000	1,309,125

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 1.9%
Carvana Co. 5.88%, 10/01/2028 (D)	$ 2,520,000	$ 2,489,029
L Brands, Inc.
6.69%, 01/15/2027	1,000,000	1,001,150
6.88%, 07/01/2025 (D)	500,000	535,990
Lithia Motors, Inc. 5.25%, 08/01/2025 (D)	1,000,000	1,035,000

		5,061,169

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (D)	750,000	1,013,060

Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp. 7.75%, 11/15/2023	100,000	116,068
Wolverine World Wide, Inc. 5.00%, 09/01/2026 (D)	800,000	806,000

		922,068

Trading Companies & Distributors - 0.6%
H&E Equipment Services, Inc. 5.63%, 09/01/2025	1,500,000	1,556,250

Wireless Telecommunication Services - 0.8%
Altice France SA 7.38%, 05/01/2026 (D)	2,000,000	2,087,400

Total Corporate Debt Securities (Cost $108,311,471)		106,637,859

	Shares	Value
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (F)	4,033,990	4,033,990

Total Other Investment Company (Cost $4,033,990)		4,033,990

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (F), dated 10/30/2020, to be repurchased at $2,153,191 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $2,196,345.	$ 2,153,191	2,153,191

Total Repurchase Agreement (Cost $2,153,191)		2,153,191

Total Investments (Cost $245,969,218)		262,659,804
Net Other Assets (Liabilities) - (1.1)%		(2,899,790)

Net Assets - 100.0%		$ 259,760,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$133,384,820	$—	$—	$133,384,820
Preferred Stocks	15,432,844	—	—	15,432,844
Master Limited Partnership	1,017,100	—	—	1,017,100
Corporate Debt Securities	—	106,637,859	—	106,637,859
Other Investment Company	4,033,990	—	—	4,033,990
Repurchase Agreement	—	2,153,191	—	2,153,191

Total Investments	$153,868,754	$108,791,050	$—	$262,659,804

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,469,814, collateralized by cash collateral of $4,033,990 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $529,650. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $77,472,366, representing 29.8% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Rates disclosed reflect the yields at October 31, 2020.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns in late 2019, followed by high yield, then investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross Domestic Product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

J.P. Morgan Investment Management, Inc.

After a strong close to 2019, solid U.S. economic indicators continued to buoy the S&P 500® in the beginning of 2020. Despite the late January volatility due to initial outbreaks of COVID-19, an early indication that the disease’s effects would be relatively short-lived propelled the S&P 500® to new all-time highs in February. However, the outbreak continued to grow and ramp up globally. Distinct read-throughs began to take place in global economic data, such as in jobless claims and global manufacturing and service Purchasing Managers’ Indexes (“PMIs”), ultimately leading to a dramatic downturn for the markets in March. The U.S. economy contracted at an annualized pace of 5.0% in the frist quarter of the year, ending more than a decade-long expansion. While extraordinary fiscal and monetary policy responses helped the market recover from April through June, 2020, volatility remained elevated throughout the summer.

In light of the volatility and following strong performance in the second quarter, the market continued to rise and reached new all-time highs in August, driven by a rally in technology stocks and encouraging economic data. While gross domestic product (“GDP”) for the second quarter fell by an annualized rate of 31.4%, investors focused on the continued recovery in other economic data. The unemployment rate fell, and the composite PMI impressed in August. U.S. consumer confidence also rebounded along with a recovery in retail sales. The Federal Reserve’s intentions to maintain an accommodative monetary policy as long as necessary to support the economy also helped lift equity market levels.

However, September brought renewed bouts of volatility as concerns over a second wave of COVID-19 infections, the upcoming U.S. presidential election and renewed lockdown measures took a toll on investor confidence. Meanwhile, trade tensions between the U.S. and China rose as the Trump Administration announced targeted trade restrictions on certain Chinese firms. While the economic indicators have shown continued improvement, including third quarter GDP having grown at an annualized rate of 33.1% when compared to the previous quarter, the new wave of COVID-19 infections and the persisting trade tensions continue to weigh on the path to economic recovery.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Multi-Managed Balanced (Class A) returned 9.76%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 9.71% and 6.19%, respectively.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Over the past year, the Fund remained overweight to spread-based assets relative to the benchmark, given the portfolio management team’s views on expected risk-adjusted returns of the assets. Portions of securitized credit tied to commercial real estate were negatively affected by changes to the economy due to COVID-19, and commercial mortgage-backed securities (“CMBS”) and other portions of the structured market detracted from returns in the period, though, in most cases, we continue to believe they offer attractive investment opportunities given robust structural protections and an improving economic backdrop.

Within investment grade corporate credit, financials were preferred over industrials due to strong capital positions and lower expected event risk. During the period, the portfolio managers became more biased toward intermediate-dated credit given the steeper credit curves compared to short-dated corporate credit.

During the one-year period, relative performance for the portfolio was driven by the overweight to spread-based assets. Carry contributed positively to relative returns but was offset by negative contributions from spread factors. Risk-based assets rallied during the second and third quarters, but not enough to offset losses during the first quarter. Yield curve positioning was also a detractor as Treasury rates moved lower.

At an asset class level, the portfolio’s allocation to longer duration Treasury securities compared to the benchmark’s Treasury holdings contributed positively to relative returns, as did the portfolio’s underweight allocation to agency residential mortgage-backed securities (“RMBS”). These positives were partially offset by the portfolio’s allocation to shorter duration CMBS and security selection within investment grade corporate credit.

Within investment grade corporate credit, security selection in banking and overweight allocations to communications and consumer non-cyclicals contributed positively to relative returns. Security selection in transportation and overweight allocations to energy and REITs detracted.

J.P. Morgan Investment Management, Inc.

Stock selection in the technology and industrial cyclical sectors contributed to results while stock selection in the insurance and pharma/medtech sectors detracted from returns.

On the positive side, within financials, our overweight in PayPal Holdings, Inc. (“PayPal”) buoyed returns. PayPal outperformed on accelerating ecommerce adoption due to COVID-19. While PayPal is not immune to a slowdown, it was viewed as a relative safe haven amid COVID-19 concerns given limited exposure to travel and nearly 100% ecommerce exposure. Data points indicate that multiple years of typical ecommerce adoption were condensed into April and May, and daily net new active customer growth is at record highs. Additionally, within technology, our underweight in Intel Corp. helped results. Shares of Intel Corp. underperformed as the company lowered its guidance for Q3 2020 and announced a delay in its 7nm processors.

On the negative side, within technology, our overweight in Automatic Data Processing held back results as it reported much weaker fiscal Q4 2020 bookings and a higher than expected expense outlook for fiscal year 2021. Additionally, within financials, our overweight in Citigroup (“Citigroup”) hurt returns. Citigroup has been weighed down by fears over the pace of the economic recovery in the U.S. Fears of rising credit losses and lower interest rates have negatively affected the near-term earnings outlook for all banks. In addition, Citigroup acknowledged a regulatory review on issues surrounding risk and controls management in light of erroneous payments to creditors of Revlon.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	58.4%
Corporate Debt Securities	14.2
U.S. Government Obligations	10.1
U.S. Government Agency Obligations	8.0
Commercial Paper	5.8
Mortgage-Backed Securities	3.6
Asset-Backed Securities	3.1
Repurchase Agreement	1.5
Short-Term U.S. Government Obligations	1.0
Foreign Government Obligations	0.5
Other Investment Company	0.5
Municipal Government Obligations	0.2
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(6.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.71%	7.03%	8.55%	12/02/1994
Class A (NAV)	9.76%	8.25%	9.17%	12/02/1994
S&P 500® (A)	9.71%	11.71%	13.01%
Bloomberg Barclays US Aggregate Bond Index (B)	6.19%	4.08%	3.55%
Class C (POP)	7.89%	7.44%	8.42%	11/11/2002
Class C (NAV)	8.89%	7.44%	8.42%	11/11/2002
Class I (NAV)	9.99%	8.49%	9.49%	11/30/2009
Class R6 (NAV)	10.11%	8.62%	7.70%	05/29/2015

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 58.4%
Aerospace & Defense - 0.6%
General Dynamics Corp.	7,855	$ 1,031,597
Northrop Grumman Corp.	8,465	2,453,327
Raytheon Technologies Corp.	52,991	2,878,471

		6,363,395

Air Freight & Logistics - 0.3%
FedEx Corp.	12,375	3,210,941

Airlines - 0.2%
Delta Air Lines, Inc.	22,522	690,074
Southwest Airlines Co.	29,200	1,154,276

		1,844,350

Auto Components - 0.1%
Magna International, Inc.	21,388	1,093,141

Automobiles - 0.1%
General Motors Co.	41,353	1,427,919

Banks - 1.8%
Bank of America Corp.	124,982	2,962,074
Citigroup, Inc.	140,924	5,837,072
Citizens Financial Group, Inc.	51,408	1,400,868
KeyCorp	173,794	2,255,846
Regions Financial Corp.	135,258	1,798,931
Truist Financial Corp.	23,818	1,003,214
US Bancorp	41,540	1,617,983
Wells Fargo & Co.	144,368	3,096,694

		19,972,682

Beverages - 0.7%
Coca-Cola Co.	101,985	4,901,399
Constellation Brands, Inc., Class A	17,886	2,955,304

		7,856,703

Biotechnology - 1.5%
AbbVie, Inc.	82,086	6,985,519
Alexion Pharmaceuticals, Inc. (A)	21,586	2,485,412
Amgen, Inc.	4,363	946,509
Biogen, Inc. (A)	6,422	1,618,793
Regeneron Pharmaceuticals, Inc. (A)	4,322	2,349,266
Vertex Pharmaceuticals, Inc. (A)	10,721	2,233,828

		16,619,327

Building Products - 0.5%
Carrier Global Corp.	29,796	994,889
Masco Corp.	40,589	2,175,570
Trane Technologies PLC	18,283	2,427,068

		5,597,527

Capital Markets - 1.8%
BlackRock, Inc.	4,067	2,436,987
Goldman Sachs Group, Inc.	10,484	1,981,895
Intercontinental Exchange, Inc.	30,507	2,879,861
MarketAxess Holdings, Inc.	1,766	951,609
Morgan Stanley	103,017	4,960,269
MSCI, Inc.	2,558	894,891
S&P Global, Inc.	12,080	3,898,579
State Street Corp.	25,386	1,495,235
T. Rowe Price Group, Inc.	4,690	594,035

		20,093,361

Chemicals - 1.0%
Air Products & Chemicals, Inc.	5,140	1,419,874
Celanese Corp.	12,082	1,371,428

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Dow, Inc.	31,413	$ 1,428,977
DuPont de Nemours, Inc.	24,637	1,401,353
Eastman Chemical Co.	35,041	2,832,714
Linde PLC	8,948	1,971,602
LyondellBasell Industries NV, Class A	11,873	812,707

		11,238,655

Commercial Services & Supplies - 0.1%
Cintas Corp.	2,486	781,971

Communications Equipment - 0.2%
Cisco Systems, Inc.	52,106	1,870,605
Motorola Solutions, Inc.	2,319	366,541

		2,237,146

Consumer Finance - 0.2%
Capital One Financial Corp.	36,683	2,680,794

Containers & Packaging - 0.4%
Avery Dennison Corp.	11,722	1,622,208
Crown Holdings, Inc. (A)	17,070	1,464,606
Packaging Corp. of America	4,674	535,126
WestRock Co.	24,325	913,404

		4,535,344

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	9,303	160,570

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (A)	51,531	10,404,109
Voya Financial, Inc.	8,771	420,394

		10,824,503

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	123,361	7,030,343

Electric Utilities - 1.1%
Entergy Corp.	21,393	2,165,399
Exelon Corp.	20,100	801,789
FirstEnergy Corp.	13,398	398,189
NextEra Energy, Inc.	99,636	7,294,352
Xcel Energy, Inc.	26,871	1,881,776

		12,541,505

Electrical Equipment - 0.5%
Eaton Corp. PLC	41,404	4,297,321
Emerson Electric Co.	24,960	1,617,158

		5,914,479

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	11,539	1,117,898

Entertainment - 0.8%
Electronic Arts, Inc. (A)	7,679	920,174
Netflix, Inc. (A)	16,067	7,643,715

		8,563,889

Equity Real Estate Investment Trusts - 1.1%
Camden Property Trust	16,824	1,551,846
Equinix, Inc.	4,710	3,444,140
Equity Lifestyle Properties, Inc.	9,764	577,931
Mid-America Apartment Communities, Inc.	10,482	1,222,516
Prologis, Inc.	35,225	3,494,320
Realty Income Corp.	5,008	289,763
Sun Communities, Inc.	3,211	441,930
UDR, Inc.	6,954	217,243

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Ventas, Inc.	18,453	$ 728,340

		11,968,029

Food & Staples Retailing - 0.3%
Costco Wholesale Corp.	7,392	2,643,527
Kroger Co.	33,116	1,066,666

		3,710,193

Food Products - 0.4%
Conagra Brands, Inc.	11,706	410,764
Mondelez International, Inc., Class A	80,835	4,293,955

		4,704,719

Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	9,218	968,904
ABIOMED, Inc. (A)	1,054	265,482
Baxter International, Inc.	39,303	3,048,734
Becton Dickinson & Co.	8,862	2,048,274
Boston Scientific Corp. (A)	58,362	2,000,066
DexCom, Inc. (A)	2,249	718,735
Edwards Lifesciences Corp. (A)	8,669	621,481
Intuitive Surgical, Inc. (A)	1,875	1,250,775
Medtronic PLC	56,388	5,670,941
Zimmer Biomet Holdings, Inc.	29,864	3,945,034

		20,538,426

Health Care Providers & Services - 1.7%
Anthem, Inc.	8,326	2,271,333
Centene Corp. (A)	7,654	452,351
Cigna Corp.	20,298	3,389,157
McKesson Corp.	24,648	3,635,334
UnitedHealth Group, Inc.	28,056	8,561,008

		18,309,183

Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Holdings, Inc.	17,976	1,578,473
Yum! Brands, Inc.	23,980	2,238,053

		3,816,526

Household Durables - 0.2%
Lennar Corp., Class A	35,239	2,474,835

Household Products - 1.1%
Kimberly-Clark Corp.	24,706	3,275,768
Procter & Gamble Co.	68,237	9,355,293

		12,631,061

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	41,086	6,777,136

Insurance - 1.1%
Allstate Corp.	36,232	3,215,590
American International Group, Inc.	20,562	647,497
Chubb, Ltd.	15,812	2,054,137
Hartford Financial Services Group, Inc.	25,147	968,663
Marsh & McLennan Cos., Inc.	10,857	1,123,265
MetLife, Inc.	7,530	285,011
Progressive Corp.	38,088	3,500,287

		11,794,450

Interactive Media & Services - 3.7%
Alphabet, Inc., Class A (A)	9,012	14,564,383
Alphabet, Inc., Class C (A)	7,227	11,715,039
Facebook, Inc., Class A (A)	53,045	13,956,670

		40,236,092

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (A)	11,138	$ 33,816,639
Booking Holdings, Inc. (A)	1,632	2,647,920

		36,464,559

IT Services - 3.4%
Accenture PLC, Class A	28,868	6,261,758
Booz Allen Hamilton Holding Corp.	13,100	1,028,350
FleetCor Technologies, Inc. (A)	2,042	451,098
International Business Machines Corp.	31,392	3,505,231
Leidos Holdings, Inc.	27,585	2,289,555
Mastercard, Inc., Class A	36,157	10,436,357
PayPal Holdings, Inc. (A)	40,933	7,618,859
Visa, Inc., Class A	31,088	5,649,000

		37,240,208

Life Sciences Tools & Services - 1.0%
Illumina, Inc. (A)	5,410	1,583,507
Thermo Fisher Scientific, Inc.	18,262	8,640,117
Waters Corp. (A)	1,633	363,865

		10,587,489

Machinery - 1.1%
Cummins, Inc.	11,682	2,568,755
Deere & Co.	8,775	1,982,360
Parker-Hannifin Corp.	15,787	3,289,380
Snap-on, Inc.	6,845	1,078,293
Stanley Black & Decker, Inc.	21,491	3,571,804

		12,490,592

Media - 1.4%
Altice USA, Inc., Class A (A)	24,762	667,336
Charter Communications, Inc., Class A (A)	9,734	5,877,584
Comcast Corp., Class A	151,702	6,407,892
Discovery, Inc., Class A (A) (C)	50,565	1,023,436
Discovery, Inc., Class C (A)	72,737	1,332,542

		15,308,790

Metals & Mining - 0.1%
Newmont Corp.	18,753	1,178,438

Multi-Utilities - 0.7%
Ameren Corp.	13,715	1,112,561
CMS Energy Corp.	26,325	1,667,162
DTE Energy Co.	13,982	1,725,658
Public Service Enterprise Group, Inc.	41,684	2,423,925
Sempra Energy	7,038	882,284

		7,811,590

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	16,558	1,495,518
Target Corp.	26,445	4,025,458

		5,520,976

Oil, Gas & Consumable Fuels - 1.2%
Cabot Oil & Gas Corp.	11,295	200,938
Cheniere Energy, Inc. (A)	14,291	684,110
Chevron Corp.	58,378	4,057,271
ConocoPhillips	30,140	862,607
Diamondback Energy, Inc.	20,325	527,637
EOG Resources, Inc.	55,059	1,885,220
Kinder Morgan, Inc.	51,774	616,111
Phillips 66	29,488	1,375,910
Pioneer Natural Resources Co.	25,593	2,036,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	28,561	$ 548,085

		12,794,068

Personal Products - 0.1%
Estee Lauder Cos., Inc., Class A	7,382	1,621,530

Pharmaceuticals - 2.3%
Bristol-Myers Squibb Co.	109,790	6,417,226
Eli Lilly & Co.	36,240	4,727,870
Johnson & Johnson	37,839	5,188,105
Merck & Co., Inc.	98,600	7,415,706
Pfizer, Inc.	30,277	1,074,228

		24,823,135

Professional Services - 0.1%
Verisk Analytics, Inc.	3,857	686,430

Road & Rail - 0.7%
CSX Corp.	33,322	2,630,439
Lyft, Inc., Class A (A)	10,832	247,295
Norfolk Southern Corp.	24,678	5,160,663

		8,038,397

Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc. (A)	43,513	3,276,094
Analog Devices, Inc.	36,189	4,289,482
Applied Materials, Inc.	63,181	3,742,211
Intel Corp.	29,907	1,324,282
Lam Research Corp.	7,978	2,729,114
Microchip Technology, Inc.	11,415	1,199,488
Micron Technology, Inc. (A)	38,231	1,924,549
NVIDIA Corp.	12,140	6,086,510
NXP Semiconductors NV	23,550	3,182,076
Qorvo, Inc. (A)	13,622	1,734,898
QUALCOMM, Inc.	9,384	1,157,610
Texas Instruments, Inc.	44,920	6,494,983

		37,141,297

Software - 5.2%
Fortinet, Inc. (A)	3,373	372,278
Intuit, Inc.	15,110	4,754,815
Microsoft Corp.	211,398	42,801,753
salesforce.com, Inc. (A)	32,362	7,516,722
Workday, Inc., Class A (A)	7,208	1,514,545

		56,960,113

Specialty Retail - 2.2%
AutoZone, Inc. (A)	3,099	3,498,709
Best Buy Co., Inc.	36,516	4,073,360
Home Depot, Inc.	25,610	6,830,443
Lowe’s Cos., Inc.	43,531	6,882,251
TJX Cos., Inc.	50,457	2,563,216

		23,847,979

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	403,073	43,878,527
Seagate Technology PLC	36,801	1,759,824

		45,638,351

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	17,695	1,441,258
NIKE, Inc., Class B	40,853	4,905,628

		6,346,886

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.7%
Altria Group, Inc.	95,343	$ 3,439,975
Philip Morris International, Inc.	62,239	4,420,214

		7,860,189

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	34,399	3,769,098

Total Common Stocks (Cost $415,496,824)		644,797,208

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.59% (D)	11,963	327,786

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	960	21,216

Total Preferred Stocks (Cost $351,477)		349,002

	Principal	Value
ASSET-BACKED SECURITIES - 3.1%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 258,019	288,809
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.15% (D), 07/18/2027 (E)	737,813	730,589
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (E)	274,550	278,736
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	300,167	300,390
CIFC Funding, Ltd. Series 2013-2A, Class A1LR, 3-Month LIBOR + 1.21%, 1.43% (D), 10/18/2030 (E)	1,975,000	1,961,560
Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 02/20/2032 (E)	255,420	262,038
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 1.44% (D), 01/20/2030 (E)	668,469	657,909
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	475,937	498,583
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	814,424	878,558
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	330,682	338,736
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 1.58% (D), 04/15/2029 (E)	1,154,271	1,146,131

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	$ 112,693	$ 113,873
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	81,490	81,659
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	85,752	85,939
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	257,890	264,744
New Residential Advance Receivables Trust Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (E)	900,000	900,855
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (E)	2,846,000	2,850,753
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (E)	100,000	100,090
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.41% (D), 01/20/2031 (E)	800,000	790,537
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	3,216,000	3,226,215
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	553,313	557,258
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	82,015	83,903
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	67,102	68,144
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	512,481	526,451
Palmer Square CLO, Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.32% (D), 07/20/2030 (E)	2,000,000	1,973,352
Sierra Timeshare Receivables Funding LLC
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	116,622	117,119
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	639,705	642,384
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	368,565	371,672
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (E)	481,000	481,195
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	117,941	118,558
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	175,035	175,988
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	156,211	157,513
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	256,704	260,988
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	189,696	192,394

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	$ 503,639	$ 515,746
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	216,853	219,400
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	495,769	503,616
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	679,154	696,109
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	725,505	744,877
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	314,000	323,085
Series 2017-4, Class A1,
2.75% (D), 06/25/2057 (E)	1,097,163	1,134,930
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	875,786	913,946
Series 2018-3, Class A1,
3.75% (D), 05/25/2058 (E)	1,276,017	1,359,779
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	837,393	893,413
Series 2019-1, Class A1,
3.75% (D), 03/25/2058 (E)	1,349,145	1,444,941
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	1,900,000	1,934,328
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	1,155,000	1,185,189
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	107,164	107,779
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	432,562	437,641
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.36% (D), 10/20/2028 (E)	808,064	801,721

Total Asset-Backed Securities (Cost $34,405,809)		34,700,123

CORPORATE DEBT SECURITIES - 14.2%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	356,000	396,005
Boeing Co.
3.50%, 03/01/2039	1,202,000	1,088,574
5.15%, 05/01/2030	737,000	814,482
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025 (E)	312,000	343,307
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	414,000	451,821

		3,094,189

Airlines - 0.3%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	639,444	589,387
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	961,370	975,681

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
JetBlue Pass-Through Trust 2.75%, 11/15/2033	$ 731,965	$ 712,972
United Airlines Pass-Through Trust 3.75%, 03/03/2028	690,813	667,985
US Airways Pass-Through Trust 5.38%, 05/15/2023	608,873	517,091

		3,463,116

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	321,000	349,970

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	601,000	655,874
6.25%, 10/02/2043	159,000	195,578

		851,452

Banks - 2.1%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (D), 02/13/2031, MTN	2,023,000	2,093,810
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	632,000	638,092
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,097,000	1,218,679
Barclays Bank PLC 10.18%, 06/12/2021 (E)	633,000	666,570
Barclays PLC 5.20%, 05/12/2026	349,000	392,161
CIT Group, Inc. 4.13%, 03/09/2021	70,000	70,438
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	1,824,000	2,026,587
Commerzbank AG 8.13%, 09/19/2023 (E)	1,117,000	1,282,216
Credit Agricole SA 3.25%, 01/14/2030 (E)	1,316,000	1,405,196
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	939,000	995,267
Discover Bank 3.45%, 07/27/2026	1,163,000	1,277,255
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	420,000	443,246
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	1,664,000	1,772,073
Fixed until 04/22/2040, 3.11% (D), 04/22/2041	929,000	994,667
4.13%, 12/15/2026	841,000	974,537
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (D), 11/07/2023	303,000	315,165
Fixed until 07/09/2024, 3.87% (D), 07/09/2025	466,000	508,283
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (E)	1,257,000	1,321,285

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Natwest Group PLC Fixed until 08/28/2030, 3.03% (D), 11/28/2035	$ 679,000	$ 658,576
Santander UK Group Holdings PLC 5.63%, 09/15/2045 (E)	514,000	649,011
UniCredit SpA Fixed until 09/22/2025, 2.57% (D), 09/22/2026 (E)	1,298,000	1,286,461
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	1,368,000	1,547,379
Fixed until 06/15/2024 (F), 5.90% (D)	513,000	517,473

		23,054,427

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, 01/23/2025	316,000	358,426
4.44%, 10/06/2048	504,000	586,048
4.75%, 01/23/2029	662,000	801,699
Constellation Brands, Inc.
3.15%, 08/01/2029	335,000	366,919
3.70%, 12/06/2026	152,000	173,210
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	913,000	1,018,356
Pernod Ricard SA 4.45%, 01/15/2022 (E)	385,000	402,994

		3,707,652

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	403,000	445,089
4.05%, 11/21/2039 (E)	344,000	394,483
Amgen, Inc. 2.20%, 02/21/2027	571,000	599,859
Biogen, Inc. 2.25%, 05/01/2030	359,000	361,762
Gilead Sciences, Inc. 4.15%, 03/01/2047	177,000	209,428

		2,010,621

Building Products - 0.1%
Carrier Global Corp. 2.72%, 02/15/2030 (E)	665,000	694,072

Capital Markets - 0.9%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	772,000	854,190
3.80%, 06/09/2023	738,000	793,800
Deutsche Bank AG Fixed until 09/18/2030, 3.55% (D), 09/18/2031	634,000	644,425
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	732,000	1,066,500
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	867,000	859,967
Lazard Group LLC 4.50%, 09/19/2028	782,000	901,806
Morgan Stanley
Fixed until 01/22/2030, 2.70% (D), 01/22/2031, MTN	1,042,000	1,110,531
3.70%, 10/23/2024, MTN	1,260,000	1,400,230
5.00%, 11/24/2025	486,000	572,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS AG 7.63%, 08/17/2022	$ 1,047,000	$ 1,165,950

		9,370,237

Chemicals - 0.1%
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (E)	664,000	667,730
Syngenta Finance NV 3.93%, 04/23/2021 (E)	828,000	838,625

		1,506,355

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.25%, 11/01/2029 (E)	414,000	441,842
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	186,000	195,200
3.30%, 12/01/2026 (E)	368,000	402,092
3.85%, 11/15/2024 (E)	521,000	572,016
Waste Connections, Inc. 2.60%, 02/01/2030	503,000	535,478

		2,146,628

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	654,000	667,897

Construction & Engineering - 0.5%
Quanta Services, Inc. 2.90%, 10/01/2030	499,000	520,826
SBA Tower Trust
1.88%, 07/15/2050 (E)	546,000	562,951
2.84%, 01/15/2050 (E)	2,715,000	2,876,475
3.17%, 04/09/2047 (E)	745,000	753,540
3.45%, 03/15/2048 (E)	345,000	367,364

		5,081,156

Construction Materials - 0.1%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	575,000	670,010
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	780,000	922,273

		1,592,283

Consumer Finance - 0.2%
Ally Financial, Inc. 3.88%, 05/21/2024	617,000	663,552
American Express Co. 4.05%, 12/03/2042	382,000	474,765
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,029,000	1,107,866

		2,246,183

Containers & Packaging - 0.0% (B)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023 (E) (G)	34,000	34,425

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	65,000	76,033

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023	$ 640,000	$ 664,644
6.50%, 07/15/2025	152,000	167,466
Aviation Capital Group LLC 5.50%, 12/15/2024 (E)	1,296,000	1,349,394
Element Fleet Management Corp. 3.85%, 06/15/2025 (E)	494,000	525,543

		2,707,047

Diversified Telecommunication Services - 0.4%
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	410,000	421,275
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	517,000	553,071
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	170,775
Verizon Communications, Inc.
1.68%, 10/30/2030 (E)	1,668,000	1,647,983
2.99%, 10/30/2056 (E)	1,410,000	1,428,165

		4,221,269

Electric Utilities - 0.7%
Appalachian Power Co. 3.40%, 06/01/2025	809,000	885,801
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	117,000	145,723
DTE Electric Co. 4.30%, 07/01/2044	1,273,000	1,569,148
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,486,000	1,656,652
Duke Energy Progress LLC 3.60%, 09/15/2047	848,000	972,740
Entergy Arkansas LLC 3.70%, 06/01/2024	192,000	210,413
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	834,000	873,477
5.30%, 06/01/2042	70,000	97,642
Pacific Gas & Electric Co. 2.50%, 02/01/2031	611,000	577,676
PacifiCorp
3.60%, 04/01/2024	506,000	552,764
5.75%, 04/01/2037	117,000	162,180
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	424,000	464,567

		8,168,783

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	536,000	585,116
Arrow Electronics, Inc.
3.25%, 09/08/2024	232,000	249,548
3.88%, 01/12/2028	201,000	223,545
Keysight Technologies, Inc. 4.60%, 04/06/2027	724,000	843,791

		1,902,000

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	802,000	857,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Schlumberger Investment SA 3.65%, 12/01/2023	$ 98,000	$ 105,437

		963,072

Equity Real Estate Investment Trusts - 0.7%
Agree, LP 2.90%, 10/01/2030	303,000	311,568
American Tower Trust #1 3.65%, 03/15/2048 (E)	755,000	830,359
Corporate Office Properties, LP 2.25%, 03/15/2026	314,000	317,703
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	514,000	545,364
Equinix, Inc. 5.38%, 05/15/2027	735,000	801,271
Federal Realty Investment Trust 1.25%, 02/15/2026	588,000	586,362
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	447,000	476,718
Healthpeak Properties, Inc. 3.50%, 07/15/2029	377,000	418,128
Highwoods Realty, LP 3.05%, 02/15/2030	824,000	848,217
Life Storage, LP 4.00%, 06/15/2029	563,000	637,826
Mid-America Apartments, LP 1.70%, 02/15/2031	364,000	352,874
National Retail Properties, Inc. 2.50%, 04/15/2030	603,000	597,580
Realty Income Corp. 3.25%, 01/15/2031	273,000	298,622
Weyerhaeuser Co. 4.00%, 04/15/2030	604,000	700,884
WP Carey, Inc. 2.40%, 02/01/2031	256,000	252,736

		7,976,212

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	536,000	584,470
Walmart, Inc. 3.63%, 12/15/2047	1,046,000	1,275,747

		1,860,217

Food Products - 0.1%
Campbell Soup Co. 2.38%, 04/24/2030	801,000	826,846

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 1.40%, 06/30/2030	310,000	309,278
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	600,000	650,058
Boston Scientific Corp. 4.70%, 03/01/2049	655,000	847,606
Danaher Corp. 2.60%, 10/01/2050	618,000	614,558
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	814,000	882,697
Smith & Nephew PLC 2.03%, 10/14/2030	640,000	636,677

		3,940,874

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 0.6%
Anthem, Inc. 2.25%, 05/15/2030	$ 526,000	$ 540,548
Centene Corp.
3.00%, 10/15/2030	875,000	908,646
3.38%, 02/15/2030	510,000	529,763
Cigna Corp. 2.40%, 03/15/2030	528,000	547,739
CVS Health Corp.
2.70%, 08/21/2040	434,000	414,341
3.75%, 04/01/2030	753,000	853,798
HCA, Inc.
4.13%, 06/15/2029	351,000	398,320
5.25%, 04/15/2025	230,000	266,397
Health Care Service Corp. 2.20%, 06/01/2030 (E)	735,000	751,077
Quest Diagnostics, Inc. 4.20%, 06/30/2029	1,088,000	1,281,841
UnitedHealth Group, Inc. 2.00%, 05/15/2030	494,000	514,055

		7,006,525

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	704,000	746,065

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	610,000	685,721
General Electric Co. 6.88%, 01/10/2039, MTN	392,000	519,102

		1,204,823

Insurance - 0.5%
American International Group, Inc.
4.20%, 04/01/2028	466,000	542,518
4.25%, 03/15/2029	540,000	637,641
CNA Financial Corp. 3.90%, 05/01/2029	419,000	475,856
Markel Corp. 3.35%, 09/17/2029	823,000	903,474
Pacific LifeCorp 3.35%, 09/15/2050 (E)	356,000	364,325
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050 (C)	895,000	915,138
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	1,056,000	1,201,924

		5,040,876

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.10%, 08/15/2030	636,000	621,377
Baidu, Inc. 4.38%, 05/14/2024	940,000	1,030,578
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	742,000	788,572

		2,440,527

Internet & Direct Marketing Retail - 0.0% (B)
Expedia Group, Inc. 3.80%, 02/15/2028	512,000	514,629

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services - 0.1%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	$ 414,000	$ 477,068
Fiserv, Inc. 3.50%, 07/01/2029	701,000	786,935

		1,264,003

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	295,000	414,739

Machinery - 0.0% (B)
Xylem, Inc. 1.95%, 01/30/2028	397,000	410,208

Media - 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	377,000	429,478
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	300,000	291,000
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	738,000	747,225
NBCUniversal Media LLC 4.45%, 01/15/2043	571,000	721,461
ViacomCBS, Inc. 4.20%, 05/19/2032	588,000	676,504

		2,865,668

Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	852,000	942,206
4.75%, 04/10/2027 (E)	230,000	264,550
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	144,620

		1,351,376

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	587,000	641,147
CMS Energy Corp.
3.88%, 03/01/2024	65,000	70,781
4.88%, 03/01/2044	141,000	181,586
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	158,000	164,997

		1,058,511

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	390,000	375,044
BP Capital Markets PLC 3.12%, 05/04/2026	1,328,000	1,443,484
CNOOC Petroleum North America ULC 5.88%, 03/10/2035	10,000	13,863
Energy Transfer Operating, LP
4.90%, 02/01/2024	356,000	380,592
5.15%, 02/01/2043	559,000	521,219
5.95%, 10/01/2043	499,000	501,610
7.60%, 02/01/2024	397,000	450,384
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,353,000	1,452,109
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	772,000	838,046

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc. 3.25%, 10/15/2029	$ 368,000	$ 407,196
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,184,000	1,030,080
Petroleos Mexicanos
6.50%, 01/23/2029	385,000	343,382
6.84%, 01/23/2030	892,000	797,448
6.88%, 08/04/2026	340,000	326,366
7.69%, 01/23/2050	95,000	78,938
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	426,000	408,494
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	352,000	382,156
Shell International Finance BV
2.50%, 09/12/2026	813,000	882,474
3.75%, 09/12/2046	351,000	385,654
Williams Cos., Inc.
5.40%, 03/04/2044	97,000	106,213
7.88%, 09/01/2021	93,000	98,549

		11,223,301

Pharmaceuticals - 0.5%
AstraZeneca PLC
2.38%, 06/12/2022	551,000	567,518
4.00%, 01/17/2029	197,000	235,167
4.38%, 08/17/2048	451,000	587,672
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	516,000	594,969
Bristol-Myers Squibb Co. 3.20%, 06/15/2026	309,000	345,890
Merck & Co., Inc. 3.40%, 03/07/2029	349,000	403,059
Royalty Pharma PLC 2.20%, 09/02/2030 (E)	687,000	676,177
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	1,035,000	1,276,372
Upjohn, Inc. 2.30%, 06/22/2027 (E)	311,000	321,693
Zoetis, Inc. 2.00%, 05/15/2030	377,000	386,480

		5,394,997

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	436,000	463,948
Experian Finance PLC 2.75%, 03/08/2030 (C) (E)	957,000	1,028,220

		1,492,168

Road & Rail - 0.2%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (E)	964,000	934,981
5.50%, 01/15/2026 (E)	415,000	423,899
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	38,000	39,944
3.75%, 04/01/2024	35,000	38,387
CSX Corp. 3.80%, 11/01/2046 - 04/15/2050	620,000	716,376

		2,153,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp. 2.88%, 05/11/2024	$ 489,000	$ 525,233
KLA Corp. 3.30%, 03/01/2050	494,000	518,875
Lam Research Corp.
1.90%, 06/15/2030	418,000	429,911
3.75%, 03/15/2026	585,000	671,721
Micron Technology, Inc. 2.50%, 04/24/2023	267,000	277,875
NVIDIA Corp. 2.85%, 04/01/2030	527,000	583,956
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	656,000	720,476
QUALCOMM, Inc. 3.25%, 05/20/2027 - 05/20/2050	1,086,000	1,203,027
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (E)	403,000	421,135
TSMC Global, Ltd. 1.38%, 09/28/2030 (E)	1,611,000	1,574,634
Xilinx, Inc. 2.38%, 06/01/2030	574,000	585,713

		7,512,556

Software - 0.2%
Adobe, Inc. 2.15%, 02/01/2027	521,000	554,818
Infor, Inc. 1.75%, 07/15/2025 (E)	595,000	611,824
Intuit, Inc. 1.35%, 07/15/2027	435,000	438,113
Microsoft Corp. 3.30%, 02/06/2027	863,000	980,425

		2,585,180

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.65%, 05/11/2050	375,000	378,268
2.85%, 02/23/2023	719,000	757,258
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	520,000	616,432
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	476,000	525,461
Seagate HDD Cayman 4.13%, 01/15/2031 (E)	101,000	108,854
Western Digital Corp. 4.75%, 02/15/2026	855,000	920,878

		3,307,151

Tobacco - 0.2%
Altria Group, Inc. 3.40%, 05/06/2030	476,000	517,185
BAT Capital Corp.
2.26%, 03/25/2028	1,145,000	1,141,585
4.91%, 04/02/2030	447,000	521,009

		2,179,779

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV
3.13%, 07/16/2022	407,000	421,483
4.38%, 07/16/2042	300,000	360,305

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	$ 1,542,000	$ 1,557,939
3.72%, 07/15/2043 (E)	160,000	167,748
Sprint Corp.
7.25%, 09/15/2021	200,000	208,316
7.88%, 09/15/2023	390,000	444,600
T-Mobile USA, Inc. 3.88%, 04/15/2030 (E)	987,000	1,108,756

		4,269,147

Total Corporate Debt Securities (Cost $148,863,898)		156,948,832

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025	330,000	358,875

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	400,000	440,504

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	235,000	250,369
4.50%, 01/28/2026 (C)	850,000	941,383

		1,191,752

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	610,000	705,288
5.38%, 10/17/2023 (E)	115,000	129,488

		834,776

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,126,000	1,218,467

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	315,000	356,741

Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	125,000	159,689

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	275,000	291,441

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (C) (E)	200,000	214,500

Saudi Arabia - 0.1%
Saudi Government International Bond 2.38%, 10/26/2021 (E)	455,000	461,770

Total Foreign Government Obligations (Cost $5,113,731)		5,528,515

MORTGAGE-BACKED SECURITIES - 3.6%
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,145,000	1,142,533

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust (continued)
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	$ 1,070,000	$ 604,664
BB-UBS Trust, Interest Only STRIPS
Series 2012-SHOW, Class XA,
0.60% (D), 11/05/2036 (E)	3,045,000	68,955
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	1,600,000	1,648,040
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	78,006	83,561
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	238,092
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	133,796	137,218
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	479,224	505,350
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,310,000	1,433,053
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	21,766	21,713
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	110,000	104,321
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,150,000	1,218,777
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,415,000	2,622,075
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	2,680,000	2,855,417
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	520,000	521,765
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	709,569
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 0.81% (D), 12/27/2035 (E)	184,099	183,669
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	1,250,000	1,256,315
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	675,000	667,387
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	705,955
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	2,053,033	1,627,499
Series 2013-C13, Class B,
4.08% (D), 01/15/2046	950,000	987,706
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	193,191	206,726

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	$ 320,000	$ 330,785
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	3,050,000	3,040,992
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	215,413	215,387
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.55% (D), 08/15/2034 (E)	2,226,793	2,180,739
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	146,362	150,811
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	75,536	81,112
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	180,247	194,344
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	139,318	148,814
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	337,296	364,187
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	237,435	256,057
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	241,945	256,854
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	296,402	318,127
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	686,279	742,323
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,552,180	1,671,950
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	976,438	1,053,221
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	798,685	871,126
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	338,858	365,403
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	615,080	648,648
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	1,860,104	1,969,737
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	1,797,527	1,880,881
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	1,373,000	1,424,550
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	950,000	750,500
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	410,000	377,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	$ 560,000	$ 554,419

Total Mortgage-Backed Securities (Cost $40,053,630)		39,399,052

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	45,000	74,797
State of California, General Obligation Unlimited
7.30%, 10/01/2039	290,000	468,663
7.60%, 11/01/2040	480,000	850,090
7.70%, 11/01/2030	340,000	340,000
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	40,000	53,055

		1,786,605

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	35,000	50,434

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	54,000	88,489

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	45,000	53,860
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	45,000	69,548
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	40,000	54,536
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	70,000	90,294

		268,238

Total Municipal Government Obligations (Cost $1,919,502)		2,193,766

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.0%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	211,110	242,256
5.50%, 06/01/2041	78,849	91,646
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	2,547,000	2,581,830

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
2.89%, 06/25/2027	$ 970,156	$ 1,034,762
3.01%, 07/25/2025	2,408,000	2,649,594
3.06% (D), 08/25/2024	1,820,000	1,966,472
3.49%, 01/25/2024	1,298,000	1,407,012
3.53% (D), 07/25/2023	1,000,000	1,078,158
Federal National Mortgage Association
3.33% (D), 10/25/2023	133,281	141,303
3.50%, 07/01/2028 - 11/01/2028	233,458	253,334
12-Month LIBOR + 1.52%, 3.52% (D), 02/01/2043	40,732	41,087
4.00%, 04/01/2026 - 06/01/2042	66,996	73,626
4.50%, 02/01/2025 - 06/01/2026	112,478	119,062
5.00%, 04/01/2039 - 11/01/2039	977,280	1,127,976
5.50%, 10/01/2036 - 12/01/2041	739,645	870,436
6.00%, 08/01/2036 - 06/01/2041	972,835	1,147,962
6.50%, 05/01/2040	91,100	109,186
Government National Mortgage Association, Interest Only STRIPS 0.71% (D), 02/16/2053	413,755	15,431
Uniform Mortgage-Backed Security
2.00%, TBA (H)	13,369,000	13,839,378
2.50%, TBA (H)	7,017,000	7,305,538
3.00%, TBA (H)	25,509,000	26,661,064
3.50%, TBA (H)	20,515,000	21,663,760
4.00%, TBA (H)	3,820,000	4,080,387

Total U.S. Government Agency Obligations (Cost $87,888,733)		88,501,260

U.S. GOVERNMENT OBLIGATIONS - 10.1%
U.S. Treasury - 8.9%
U.S. Treasury Bond
1.25%, 05/15/2050 (C)	1,026,000	932,057
2.00%, 02/15/2050	2,074,000	2,257,743
2.25%, 08/15/2046	2,031,000	2,325,654
2.50%, 02/15/2045 - 05/15/2046	7,240,000	8,668,653
2.75%, 08/15/2047 (C)	1,308,900	1,646,811
2.75%, 11/15/2047	1,540,000	1,938,355
2.88%, 08/15/2045 (C)	1,070,000	1,366,047
2.88%, 05/15/2049	138,600	179,395
3.00%, 05/15/2042 (C)	476,000	615,211
3.00%, 08/15/2048 - 02/15/2049	2,087,400	2,755,554
3.13%, 02/15/2042 - 05/15/2048	3,617,600	4,767,529
3.50%, 02/15/2039	2,329,000	3,186,818
3.63%, 02/15/2044	6,938,000	9,870,118
4.50%, 02/15/2036 (C)	2,035,500	3,009,360
4.75%, 02/15/2037 (C)	1,790,000	2,752,615
5.25%, 02/15/2029	2,129,000	2,907,915
U.S. Treasury Note
0.13%, 05/31/2022	865,000	864,662
0.25%, 05/31/2025 - 08/31/2025	3,417,000	3,399,126
0.63%, 05/15/2030 - 08/15/2030	5,579,000	5,466,686
1.13%, 06/30/2021	5,143,000	5,177,153
1.50%, 08/15/2026 - 02/15/2030	2,221,100	2,355,433
1.63%, 11/15/2022 - 08/15/2029 (C)	5,840,000	6,215,117
1.75%, 11/30/2021	3,514,000	3,574,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.13%, 06/30/2022 (C)	$ 554,000	$ 572,113
2.25%, 11/15/2025 (C)	897,100	980,222
2.25%, 11/15/2027	1,205,500	1,340,036
2.38%, 01/31/2023 - 05/15/2029	7,437,100	8,369,700
2.50%, 01/31/2024 - 05/15/2024	4,055,000	4,372,688
2.63%, 12/15/2021 - 02/15/2029 (C)	984,500	1,092,547
2.88%, 05/15/2028 (C)	3,162,900	3,673,659
2.88%, 08/15/2028	757,400	882,134
3.13%, 11/15/2028	939,500	1,116,060

		98,631,842

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	2,345,880	2,828,160
2.50%, 01/15/2029	2,794,537	3,609,101
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	6,194,009	6,544,115

		12,981,376

Total U.S. Government Obligations (Cost $100,994,098)		111,613,218

COMMERCIAL PAPER - 5.8%
Banks - 2.6%
Concord Minutemen Capital Co. 0.20% (I), 11/19/2020	2,800,000	2,799,766
CRC Funding LLC 0.17% (I), 12/08/2020	3,350,000	3,349,423
HSBC Bank PLC 0.20% (I), 01/07/2021	2,500,000	2,498,946
Macquarie Bank, Ltd.
0.17% (I), 12/03/2020	2,400,000	2,399,590
0.18% (I), 12/03/2020	2,000,000	1,999,658
Manhattan Asset Funding Co. LLC 0.16% (I), 12/01/2020	4,250,000	4,249,426
National Bank of Canada 0.17% (I), 01/04/2021	4,400,000	4,399,000
Skandinaviska Enskilda Banken AB 0.17% (I), 11/17/2020	700,000	699,965
Sumitomo Mitsui Brokerage Corp. 0.21% (I), 02/11/2021	2,762,000	2,760,532
Swedbank AB 0.17% (I), 11/03/2020	3,610,000	3,609,961

		28,766,267

Capital Markets - 0.3%
Cedar Springs Capital Co. LLC 0.20% (I), 01/05/2021	3,500,000	3,498,847

Commercial Services & Supplies - 0.1%
Charta LLC 0.17% (I), 01/15/2021	1,100,000	1,099,600

Diversified Financial Services - 2.8%
Anglesea Funding PLC 0.22% (I), 11/04/2020	4,000,000	3,999,933
Cancara Asset Securitisation LLC 0.19% (I), 11/19/2020	1,000,000	999,944
Gotham Funding Corp. 0.17% (I), 11/10/2020	2,750,000	2,749,912

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
Jupiter Securitization Co. LLC 0.19% (I), 11/04/2020	$ 1,766,000	$ 1,765,971
Lexington Parker Capital Co. LLC 0.23% (I), 01/13/2021	1,800,000	1,799,306
Mont Blanc Capital Corp. 0.17% (I), 11/20/2020	4,000,000	3,999,641
Nieuw Amsterdam Receivables Corp.
0.16% (I), 01/14/2021	360,000	359,862
0.17% (I), 12/10/2020	3,750,000	3,749,291
Ridgefield Funding Co. 0.20% (I), 11/17/2020	4,100,000	4,099,709
Sheffield Receivable
0.15% (I), 11/02/2020	3,000,000	2,999,970
0.17% (I), 12/01/2020	1,438,000	1,437,806
Victory Receivables Corp. 0.17% (I), 01/04/2021	2,200,000	2,199,347

		30,160,692

Total Commercial Paper (Cost $63,524,714)		63,525,406

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.09% (I), 12/31/2020	3,956,000	3,955,400
0.10% (I), 11/05/2020	400,000	399,998
0.11% (I), 12/10/2020	6,304,000	6,303,401

Total Short-Term U.S. Government Obligations (Cost $10,658,662)		10,658,799

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (I)	5,326,594	5,326,594

Total Other Investment Company (Cost $5,326,594)		5,326,594

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.00% (I), dated 10/30/2020, to be repurchased at $16,072,330 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.63%, due 12/31/2023 , and with a value of $16,393,925.	$ 16,072,330	16,072,330

Total Repurchase Agreement (Cost $16,072,330)		16,072,330

Total Investments (Cost $930,670,002)		1,179,614,105
Net Other Assets (Liabilities) - (6.9)%		(76,507,613)

Net Assets - 100.0%		$ 1,103,106,492

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	56	12/18/2020	$9,496,851	$9,141,160	$—	$(355,691)

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$644,797,208	$—	$—	$644,797,208
Preferred Stocks	349,002	—	—	349,002
Asset-Backed Securities	—	34,700,123	—	34,700,123
Corporate Debt Securities	—	156,948,832	—	156,948,832
Foreign Government Obligations	—	5,528,515	—	5,528,515
Mortgage-Backed Securities	—	39,399,052	—	39,399,052
Municipal Government Obligations	—	2,193,766	—	2,193,766
U.S. Government Agency Obligations	—	88,501,260	—	88,501,260
U.S. Government Obligations	—	111,613,218	—	111,613,218
Commercial Paper	—	63,525,406	—	63,525,406
Short-Term U.S. Government Obligations	—	10,658,799	—	10,658,799
Other Investment Company	5,326,594	—	—	5,326,594
Repurchase Agreement	—	16,072,330	—	16,072,330

Total Investments	$650,472,804	$529,141,301	$—	$1,179,614,105

LIABILITIES
Other Financial Instruments
Futures Contracts (K)	$(355,691)	$—	$—	$(355,691)

Total Other Financial Instruments	$(355,691)	$—	$—	$(355,691)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,979,087, collateralized by cash collateral of $5,326,594 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,208,008. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $113,466,371, representing 10.3% of the Fund’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Restricted security. At October 31, 2020, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023	12/22/2016	$34,595	$34,425	0.0	%(B)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Rates disclosed reflect the yields at October 31, 2020.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns in late 2019, followed by high yield, then investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Short-Term Bond (Class I2) returned 2.63%. By comparison, its benchmark, ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 3.38%.

STRATEGY REVIEW

The front end of the Treasury yield curve has been depressed during the fiscal year given the Fed’s renewed focus on providing accommodative financial conditions and the tame inflationary backdrop. While some corporate and structured credit directly benefited from Fed support, the strong liquidity environment, improving fundamentals and robust structural protections should benefit these securities going forward given the excess yields and recovering economic growth. In credit, the Fund continued to favor financials, but added to industrials credit during the fiscal year, seeking to benefit from the economic recovery.

During the 12-month period ended October 31, 2020, the largest driver of excess returns was coupon carry given the portfolio’s overweight to spread-based assets. Although the portfolio’s overall duration remained relatively in line with the benchmark, yield curve factors detracted slightly from relative performance, primarily driven by an underweight to the one to two-year portions of the curve. Given volatility early in the year, credit spread factors were a negative contributor to relative performance. Risk assets rallied during the second and third quarters of 2020, but not enough to offset the volatility experienced during the first quarter.

At an asset class level, the overweight allocation to, and security selection in, investment grade corporate credit contributed positively to relative returns, as did the portfolio‘s overweight to high yield and underweight allocation to Treasury securities. Detractors include the portfolio’s ex-index allocations to structured debt, including commercial mortgage-backed and asset-backed securities, as well as underweight exposure to emerging markets debt.

Within corporate credit, banking, technology and electronics, and healthcare contributed positively to relative performance, while capital goods, transportation and insurance detracted.

Tyler A. Knight, CFA

Doug Weih, CFA

Brian W. Westhoff, CFA

Norbert King

Glen Kneeland

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	62.1%
Mortgage-Backed Securities	18.1
Asset-Backed Securities	15.1
Repurchase Agreement	3.3
Other Investment Company	0.5
Loan Assignment	0.4
Foreign Government Obligation	0.1
U.S. Government Agency Obligation	0.0 *
Net Other Assets (Liabilities)	0.4
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.73
Duration †	1.90

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0	*%
AAA	15.3
AA	6.1
A	26.1
BBB	46.7
BB	3.0
B	1.1
CCC and Below	0.2
Not Rated	1.1
Net Other Assets (Liabilities)	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.10)%	1.97%	2.27%	11/01/2007
Class A (NAV)	2.43%	2.49%	2.53%	11/01/2007
Class C (POP)	0.62%	1.70%	1.74%	11/01/2007
Class C (NAV)	1.62%	1.70%	1.74%	11/01/2007
Class I (NAV)	2.73%	2.72%	2.75%	11/30/2009
Class I2 (NAV)	2.63%	2.78%	2.84%	11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	3.38%	2.12%	1.58%
Class R6 (NAV)	2.74%	2.81%	2.57%	05/29/2015

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is subject to a variety of risks, including credit risk, inflation risk, interest rate risk, prepayment risk, and liquidity risk. Additional risks include investing in foreign markets and non-investment grade securities. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 15.1%
Avid Automobile Receivables Trust Series 2019-1, Class A, 2.62%, 02/15/2024 (A)	$ 2,500,729	$ 2,526,603
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A2R, 3-Month LIBOR + 1.20%, 1.42% (B), 07/18/2027 (A)	8,000,000	7,871,112
BXG Receivables Note Trust
Series 2013-A, Class A, 3.01%, 12/04/2028 (A)	3,364,763	3,404,544
Series 2017-A, Class A, 2.95%, 10/04/2032 (A)	4,453,376	4,529,262
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	9,820,449	9,805,427
CF Hippolyta LLC Series 2020-1, Class B1, 2.28%, 07/15/2060 (A)	6,416,464	6,446,069
CIFC Funding, Ltd. Series 2015-2A, Class BR2, 3-Month LIBOR + 1.50%, 1.74% (B), 04/15/2030 (A)	16,300,000	15,846,453
CWABS, Inc. Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 1-Month LIBOR + 0.15%, 0.30% (B), 03/25/2047	5,768,673	5,647,278
Diamond Resorts Owner Trust
Series 2017-1A, Class A, 3.27%, 10/22/2029 (A)	4,009,858	4,065,980
Series 2019-1A, Class A, 2.89%, 02/20/2032 (A)	6,385,498	6,550,943
DT Auto Owner Trust
Series 2020-1A, Class A, 1.94%, 09/15/2023 (A)	2,153,345	2,165,812
Series 2020-1A, Class B, 2.16%, 05/15/2024 (A)	3,000,000	3,040,436
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class B1R,
3-Month LIBOR + 1.70%, 1.92% (B), 10/22/2025 (A)	10,000,000	9,913,070
Series 2015-1A, Class B1R,
3-Month LIBOR + 1.55%, 1.77% (B), 04/20/2027 (A)	8,000,000	7,876,304
Hertz Vehicle Financing II, LP Series 2019-1A, Class B, 4.10%, 03/25/2023 (A)	11,900,000	11,862,964
Hilton Grand Vacations Trust
Series 2019-AA, Class A, 2.34%, 07/25/2033 (A)	7,427,891	7,613,034
Series 2020-AA, Class A, 2.74%, 02/25/2039 (A)	5,306,684	5,496,443
ICG CLO, Ltd. Series 2016-1A, Class A2R, 3-Month LIBOR + 1.70%, 1.91% (B), 07/29/2028 (A)	6,000,000	5,787,174
Jamestown CLO IV, Ltd. Series 2014-4A, Class A2R, 3-Month LIBOR + 1.35%, 1.59% (B), 07/15/2026 (A)	13,500,000	13,436,955

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Marathon CLO VII, Ltd. Series 2014-7A, Class A1R, 3-Month LIBOR + 1.32%, 1.54% (B), 10/28/2025 (A)	$ 2,349,753	$ 2,344,064
Mill City Mortgage Loan Trust Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	9,390,348	9,667,496
Mountain View CLO, Ltd. Series 2014-1A, Class BRR, 3-Month LIBOR + 1.45%, 1.69% (B), 10/15/2026 (A)	10,000,000	9,874,100
MVW LLC
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	6,596,432	6,631,030
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	7,578,563	7,694,103
MVW Owner Trust
Series 2014-1A, Class A, 2.25%, 09/22/2031 (A)	1,910,523	1,914,498
Series 2014-1A, Class B, 2.70%, 09/22/2031 (A)	1,299,675	1,298,067
Series 2015-1A, Class A, 2.52%, 12/20/2032 (A)	1,367,682	1,373,137
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	8,373,062	8,595,583
New Residential Advance Receivables Trust
Series 2020-T1, Class AT1, 1.43%, 08/15/2053 (A)	13,700,000	13,713,016
Series 2020-T1, Class CT1, 2.27%, 08/15/2053 (A)	1,780,000	1,786,335
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2, 1.48%, 09/15/2053 (A)	15,000,000	15,025,049
Series 2020-T3, Class AT3, 1.32%, 10/15/2052 (A)	20,000,000	20,017,914
Series 2020-T3, Class BT3, 1.57%, 10/15/2052 (A)	2,500,000	2,502,228
Series 2020-T3, Class DT3, 2.46%, 10/15/2052 (A)	2,500,000	2,503,596
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (A)	14,758,000	14,804,877
Orange Lake Timeshare Trust
Series 2015-AA, Class A, 2.88%, 09/08/2027 (A)	2,456,943	2,477,060
Series 2016-A, Class A, 2.61%, 03/08/2029 (A)	5,065,305	5,101,424
Series 2018-A, Class C, 3.74%, 11/08/2030 (A)	3,355,070	3,362,899
Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	5,937,247	5,852,935
OZLM Funding IV, Ltd. Series 2013-4A, Class A2R, 3-Month LIBOR + 1.70%, 1.92% (B), 10/22/2030 (A)	6,000,000	5,820,186

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC
Series 2018-2A, Class B, 3.65%, 06/20/2035 (A)	$ 2,474,308	$ 2,549,925
Series 2018-3A, Class A, 3.69%, 09/20/2035 (A)	2,946,942	3,052,643
Series 2018-3A, Class D, 5.20%, 09/20/2035 (A)	2,880,636	2,865,167
Series 2019-2A, Class C, 3.12%, 05/20/2036 (A)	5,347,518	5,343,049
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	7,310,916	7,341,529
Series 2020-2A, Class C, 3.51%, 07/20/2037 (A)	6,397,051	6,508,968
Small Business Lending Trust Series 2019-A, Class A, 2.85%, 07/15/2026 (A)	3,571,699	3,559,110
SoFi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 01/26/2026 (A)	23,085	23,122
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (A)	6,550,000	6,552,654
TICP CLO I, Ltd.
Series 2015-1A, Class AR,
3-Month LIBOR + 0.80%, 1.02% (B), 07/20/2027 (A)	4,299,316	4,266,194
Series 2015-1A, Class BR,
3-Month LIBOR + 1.30%, 1.52% (B), 07/20/2027 (A)	10,000,000	9,760,380
TICP CLO III, Ltd. Series 2018-3R, Class B, 3-Month LIBOR + 1.35%, 1.57% (B), 04/20/2028 (A)	10,000,000	9,758,210
Towd Point Mortgage Trust
Series 2015-3, Class A1B, 3.00% (B), 03/25/2054 (A)	483,487	486,016
Series 2015-4, Class A1B, 2.75% (B), 04/25/2055 (A)	2,075,253	2,086,559
Series 2016-3, Class A1, 2.25% (B), 04/25/2056 (A)	3,590,117	3,632,295
Series 2016-5, Class A1, 2.50% (B), 10/25/2056 (A)	6,152,183	6,286,416
Series 2017-2, Class A1, 2.75% (B), 04/25/2057 (A)	4,373,072	4,489,842
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	7,373,193	7,586,522
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	7,836,876	8,106,640
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	9,625,794	9,936,179
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	8,261,585	8,621,561
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	3,821,935	3,997,188
Series 2018-3, Class A1, 3.75% (B), 05/25/2058 (A)	6,823,620	7,271,545
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	12,830,000	13,061,801

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Trafigura Securitisation Finance PLC Series 2018-1A, Class A2, 3.73%, 03/15/2022 (A)	$ 11,000,000	$ 11,109,153
VSE VOI Mortgage LLC Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	12,351,018	12,530,956
Welk Resorts LLC
Series 2013-AA, Class A, 3.10%, 03/15/2029 (A)	1,165,537	1,176,917
Series 2015-AA, Class A, 2.79%, 06/16/2031 (A)	1,798,454	1,801,874
Series 2017-AA, Class A, 2.82%, 06/15/2033 (A)	3,479,305	3,520,158
Wellfleet CLO, Ltd.
Series 2016-1A, Class BR,
3-Month LIBOR + 1.50%, 1.72% (B), 04/20/2028 (A)	15,000,000	14,555,745
Series 2017-2A, Class A2R,
3-Month LIBOR + 1.62%, 1.84% (B), 10/20/2029 (A)	15,000,000	14,465,565

Total Asset-Backed Securities (Cost $470,346,720)		472,549,343

CORPORATE DEBT SECURITIES - 62.1%
Aerospace & Defense - 0.8%
Boeing Co.
1.95%, 02/01/2024	9,965,000	9,926,931
2.13%, 03/01/2022	10,685,000	10,771,365
2.30%, 08/01/2021 (C)	4,430,000	4,475,844
Raytheon Technologies Corp. 3.65%, 08/16/2023	320,000	345,715

		25,519,855

Airlines - 0.7%
Delta Air Lines Pass-Through Trust
3.20%, 10/25/2025	6,212,000	6,186,492
6.82%, 02/10/2024	3,091,559	3,137,579
Delta Air Lines, Inc. 3.80%, 04/19/2023	9,957,000	9,417,276
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	154,759	152,173
US Airways Pass-Through Trust 3.95%, 05/15/2027	4,718,218	3,872,335

		22,765,855

Automobiles - 0.1%
Nissan Motor Co., Ltd. 3.04%, 09/15/2023 (A)	4,360,000	4,424,561

Banks - 17.3%
AIB Group PLC 4.75%, 10/12/2023 (A)	8,438,000	9,169,184
Banco Santander SA
2.71%, 06/27/2024	8,400,000	8,891,337
3.85%, 04/12/2023	4,600,000	4,917,066
Bank of America Corp.
Fixed until 10/22/2024, 2.46% (B), 10/22/2025, MTN	9,821,000	10,372,465
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	18,836,000	20,293,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	$ 4,893,000	$ 5,040,764
Banque Federative du Credit Mutuel SA 2.13%, 11/21/2022 (A)	4,991,000	5,152,754
Barclays Bank PLC 10.18%, 06/12/2021 (A)	5,158,000	5,431,547
Barclays PLC Fixed until 05/07/2025, 2.85% (B), 05/07/2026	10,000,000	10,487,271
BNP Paribas SA 5.00%, 01/15/2021	17,935,000	18,106,279
BPCE SA
2.75%, 12/02/2021, MTN	8,737,000	8,961,322
5.15%, 07/21/2024 (A)	14,000,000	15,668,964
Canadian Imperial Bank of Commerce Fixed until 07/22/2022, 2.61% (B), 07/22/2023	4,425,000	4,582,447
CIT Bank NA Fixed until 09/27/2024, 2.97% (B), 09/27/2025	6,927,000	7,152,127
CIT Group, Inc. 4.13%, 03/09/2021	600,000	603,750
Citibank, NA Fixed until 05/20/2021, 2.84% (B), 05/20/2022	11,000,000	11,147,543
Citigroup, Inc.
Fixed until 11/04/2021, 2.31% (B), 11/04/2022	9,909,000	10,088,144
Fixed until 04/08/2025, 3.11% (B), 04/08/2026	4,988,000	5,369,544
Commerzbank AG 8.13%, 09/19/2023 (A)	8,000,000	9,183,283
Cooperatieve Rabobank UA
Fixed until 06/24/2025, 1.34% (B), 06/24/2026 (A) (C)	5,000,000	5,034,412
3.95%, 11/09/2022	10,100,000	10,765,872
Credit Agricole SA Fixed until 06/16/2025, 1.91% (B), 06/16/2026 (A)	5,000,000	5,121,835
Credit Suisse AG
2.80%, 04/08/2022	5,477,000	5,668,316
6.50%, 08/08/2023 (A)	5,462,000	6,151,578
Danske Bank A/S
1.23%, 06/22/2024 (A)	10,000,000	10,099,857
Fixed until 09/20/2021, 3.00% (B), 09/20/2022 (A)	10,000,000	10,173,265
DnB Bank ASA Fixed until 09/16/2025, 1.13% (B), 09/16/2026 (A)	10,000,000	9,982,691
Fifth Third Bancorp 3.65%, 01/25/2024	10,000,000	10,890,831
Fifth Third Bank NA 3.35%, 07/26/2021	8,848,000	9,025,230
First Horizon National Corp. 3.50%, 12/15/2020	8,160,000	8,167,770
First Niagara Financial Group, Inc. 7.25%, 12/15/2021	6,340,000	6,813,433

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC 3-Month LIBOR + 1.00%, 1.27% (B), 05/18/2024	$ 10,000,000	$ 10,010,270
Huntington Bancshares, Inc. 2.30%, 01/14/2022 (D)	13,724,000	14,015,760
ING Bank NV 5.80%, 09/25/2023 (A)	12,067,000	13,580,077
Intesa Sanpaolo SpA 3.25%, 09/23/2024 (A) (C)	11,000,000	11,598,340
JPMorgan Chase & Co.
Fixed until 04/22/2025, 2.08% (B), 04/22/2026	6,082,000	6,359,717
3.88%, 09/10/2024	4,920,000	5,453,115
Fixed until 12/05/2023, 4.02% (B), 12/05/2024	10,000,000	11,014,536
Lloyds Banking Group PLC 4.50%, 11/04/2024	8,740,000	9,588,930
MUFG Union Bank NA 3.15%, 04/01/2022	11,000,000	11,399,272
Natwest Group PLC 6.00%, 12/19/2023	12,464,000	13,987,068
Nordea Bank Abp 1.00%, 06/09/2023 (A)	8,797,000	8,916,404
PNC Financial Services Group, Inc. 3.90%, 04/29/2024	7,811,000	8,607,031
Regions Financial Corp. 2.75%, 08/14/2022 (C)	12,360,000	12,837,961
Royal Bank of Canada SOFR + 0.40%, 0.49% (B), 08/05/2022, MTN	15,809,000	15,853,324
Santander UK Group Holdings PLC 4.75%, 09/15/2025 (A)	2,357,000	2,599,212
Santander UK PLC 5.00%, 11/07/2023 (A)	10,000,000	10,937,000
Standard Chartered PLC Fixed until 10/14/2022, 1.32% (B), 10/14/2023 (A)	10,220,000	10,262,413
Svenska Handelsbanken AB 3.90%, 11/20/2023	10,000,000	11,022,070
Swedbank AB 1.30%, 06/02/2023 (A)	9,000,000	9,160,624
Synovus Bank Fixed until 02/10/2022, 2.29% (B), 02/10/2023	9,052,000	9,170,089
Truist Bank
SOFR + 0.73%, 0.82% (B), 03/09/2023	7,250,000	7,304,064
2.80%, 05/17/2022	6,013,000	6,231,563
UniCredit SpA
Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	8,885,000	8,806,017
6.57%, 01/14/2022 (A)	10,000,000	10,580,705
US Bancorp 2.40%, 07/30/2024	9,070,000	9,629,351
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	8,969,000	9,325,020
3.75%, 01/24/2024, MTN	14,000,000	15,197,905

		541,961,789

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 1.1%
Constellation Brands, Inc. 2.65%, 11/07/2022	$ 5,537,000	$ 5,759,659
Keurig Dr. Pepper, Inc.
3.40%, 11/15/2025	7,027,000	7,807,372
4.42%, 05/25/2025	7,016,000	8,055,070
Pernod Ricard SA
4.45%, 01/15/2022 (A)	8,000,000	8,373,902
5.75%, 04/07/2021 (A)	4,696,000	4,800,974

		34,796,977

Biotechnology - 0.7%
AbbVie, Inc. 2.60%, 11/21/2024 (A)	9,959,000	10,591,845
Gilead Sciences, Inc. 0.75%, 09/29/2023 (C)	11,877,000	11,904,985

		22,496,830

Capital Markets - 4.6%
Ameriprise Financial, Inc. 3.00%, 03/22/2022	7,986,000	8,276,472
Bank of New York Mellon Corp. 2.20%, 08/16/2023, MTN	10,000,000	10,480,483
Charles Schwab Corp. 2.65%, 01/25/2023	9,964,000	10,427,110
Credit Suisse Group Funding Guernsey, Ltd. 3.13%, 12/10/2020	10,000,000	10,027,600
Deutsche Bank AG Fixed until 09/18/2023, 2.22% (B), 09/18/2024	6,000,000	6,060,461
Goldman Sachs Group, Inc.
Fixed until 10/31/2021, 2.88% (B), 10/31/2022	20,961,000	21,457,672
3.50%, 04/01/2025	2,988,000	3,292,314
Intercontinental Exchange, Inc. 0.70%, 06/15/2023	8,712,000	8,766,789
Morgan Stanley
Fixed until 04/28/2025, 2.19% (B), 04/28/2026	6,976,000	7,306,810
Fixed until 07/22/2024, 2.72% (B), 07/22/2025, MTN	4,981,000	5,304,487
4.10%, 05/22/2023, MTN	14,873,000	16,100,070
4.88%, 11/01/2022	5,085,000	5,499,232
State Street Corp.
Fixed until 03/30/2030, 2.83% (B), 03/30/2023	1,492,000	1,540,039
3.10%, 05/15/2023	11,076,000	11,809,670
UBS AG 1.75%, 04/21/2022 (A)	4,441,000	4,520,684
UBS Group AG
Fixed until 07/30/2023, 1.01% (B), 07/30/2024 (A)	3,000,000	3,011,187
3.00%, 04/15/2021 (A)	9,354,000	9,466,708

		143,347,788

Chemicals - 1.3%
Huntsman International LLC 5.13%, 11/15/2022	6,972,000	7,469,757
LYB International Finance III LLC 1.25%, 10/01/2025	4,983,000	4,995,662

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Mosaic Co. 3.75%, 11/15/2021	$ 12,074,000	$ 12,324,952
Nutrition & Biosciences, Inc. 0.70%, 09/15/2022 (A)	4,322,000	4,333,956
Syngenta Finance NV 4.44%, 04/24/2023 (A)	10,000,000	10,571,899

		39,696,226

Construction Materials - 0.4%
CRH America, Inc. 3.88%, 05/18/2025 (A)	10,000,000	11,208,537

Consumer Finance - 3.0%
Ally Financial, Inc.
4.13%, 02/13/2022	8,145,000	8,485,809
4.63%, 03/30/2025	6,973,000	7,800,369
American Honda Finance Corp. 0.88%, 07/07/2023, MTN	11,959,000	12,057,728
BMW US Capital LLC 3.40%, 08/13/2021 (A)	11,846,000	12,126,270
Daimler Finance North America LLC 3.40%, 02/22/2022 (A)	7,000,000	7,252,220
Ford Motor Credit Co. LLC 3.34%, 03/18/2021	8,000,000	8,000,000
General Motors Financial Co., Inc.
3.55%, 07/08/2022	9,957,000	10,341,540
4.15%, 06/19/2023	4,587,000	4,899,485
Hyundai Capital America 1.80%, 10/15/2025 (A) (C)	13,771,000	13,736,910
Volkswagen Group of America Finance LLC 2.70%, 09/26/2022 (A)	10,000,000	10,361,146

		95,061,477

Diversified Consumer Services - 0.2%
Nationwide Building Society Fixed until 03/08/2023, 3.77% (B), 03/08/2024 (A)	6,821,000	7,236,445

Diversified Financial Services - 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	6,030,000	6,082,068
AIG Global Funding 0.80%, 07/07/2023 (A)	6,976,000	7,026,950
Aircastle, Ltd. 5.13%, 03/15/2021	7,967,000	8,073,394
Aviation Capital Group LLC
2.88%, 01/20/2022 (A)	5,506,000	5,497,167
5.50%, 12/15/2024 (A)	10,832,000	11,278,273
Element Fleet Management Corp. 3.85%, 06/15/2025 (A)	8,707,000	9,262,954
GE Capital International Funding Unlimited Co. 2.34%, 11/15/2020	12,800,000	12,808,448
Voya Financial, Inc. 3.13%, 07/15/2024	9,332,000	10,066,494

		70,095,748

Diversified Telecommunication Services - 0.5%
British Telecommunications PLC 4.50%, 12/04/2023	8,200,000	9,052,171

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 5.15%, 09/15/2023	$ 5,000,000	$ 5,622,783

		14,674,954

Electric Utilities - 3.9%
American Electric Power Co., Inc. 2.95%, 12/15/2022	8,469,000	8,849,671
Appalachian Power Co. 4.60%, 03/30/2021	4,633,000	4,663,040
Berkshire Hathaway Energy Co. 2.38%, 01/15/2021	11,562,000	11,610,107
Duke Energy Corp. 3.05%, 08/15/2022	21,461,000	22,260,053
Entergy Corp. 4.00%, 07/15/2022	8,552,000	9,006,351
Evergy, Inc. 2.45%, 09/15/2024	11,565,000	12,256,641
FirstEnergy Corp. 4.25%, 03/15/2023	6,261,000	6,597,673
Georgia Power Co. 2.10%, 07/30/2023	7,441,000	7,772,601
Metropolitan Edison Co. 3.50%, 03/15/2023 (A)	5,566,000	5,827,133
Oncor Electric Delivery Co. LLC 2.75%, 06/01/2024	10,771,000	11,539,518
Pacific Gas & Electric Co. 1.75%, 06/16/2022	8,781,000	8,781,822
Southern Co. 2.35%, 07/01/2021	12,232,000	12,370,570

		121,535,180

Energy Equipment & Services - 0.3%
Schlumberger Finance Canada, Ltd. 1.40%, 09/17/2025 (C)	9,965,000	10,097,695

Entertainment - 0.3%
Walt Disney Co. 3.35%, 03/24/2025	7,972,000	8,822,379

Equity Real Estate Investment Trusts - 1.6%
American Tower Corp. 3.00%, 06/15/2023	17,032,000	18,047,130
Crown Castle International Corp. 5.25%, 01/15/2023	7,556,000	8,289,419
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	13,044,000	13,839,945
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	8,370,000	9,013,894

		49,190,388

Food & Staples Retailing - 0.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP 3.50%, 02/15/2023 (A)	3,984,000	4,047,342
Sysco Corp. 2.50%, 07/15/2021	9,646,000	9,770,111

		13,817,453

Food Products - 1.0%
Bunge, Ltd. Finance Corp. 1.63%, 08/17/2025	3,594,000	3,615,586
Campbell Soup Co. 3.65%, 03/15/2023	7,064,000	7,561,869

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Cargill, Inc. 1.38%, 07/23/2023 (A)	$ 9,965,000	$ 10,193,243
Mondelez International 0.63%, 07/01/2022	8,881,000	8,912,928

		30,283,626

Health Care Equipment & Supplies - 0.9%
Becton Dickinson & Co.
3-Month LIBOR + 1.03%, 1.28% (B), 06/06/2022	2,726,000	2,747,926
2.89%, 06/06/2022	13,942,000	14,421,978
DH Europe Finance II SARL 2.05%, 11/15/2022	10,888,000	11,232,503

		28,402,407

Health Care Providers & Services - 2.0%
Cigna Corp.
3-Month LIBOR + 0.89%, 1.13% (B), 07/15/2023	12,689,000	12,820,178
3.90%, 02/15/2022	9,465,000	9,871,385
CVS Health Corp. 2.63%, 08/15/2024	4,979,000	5,310,730
HCA, Inc. 5.00%, 03/15/2024	14,941,000	16,716,898
Laboratory Corp. of America Holdings 2.30%, 12/01/2024	9,959,000	10,533,814
UnitedHealth Group, Inc. 3.50%, 02/15/2024	6,971,000	7,615,599

		62,868,604

Hotels, Restaurants & Leisure - 0.5%
GLP Capital, LP / GLP Financing II, Inc. 3.35%, 09/01/2024	4,479,000	4,547,126
International Game Technology PLC 6.25%, 02/15/2022 (A)	2,873,000	2,941,248
Las Vegas Sands Corp. 3.20%, 08/08/2024	8,963,000	9,065,773

		16,554,147

Household Durables - 0.1%
D.R. Horton, Inc. 2.55%, 12/01/2020	4,029,000	4,035,018

Insurance - 2.6%
American International Group, Inc. 2.50%, 06/30/2025	10,551,000	11,311,412
Aon Corp. 2.20%, 11/15/2022	7,967,000	8,247,082
Athene Global Funding
1.20%, 10/13/2023 (A)	9,881,000	9,895,525
3.00%, 07/01/2022 (A)	4,205,000	4,332,373
Equitable Financial Life Global Funding 1.40%, 07/07/2025 (A)	9,966,000	10,193,477
Five Corners Funding Trust 4.42%, 11/15/2023 (A)	8,785,000	9,731,022
Jackson National Life Global Funding 3.30%, 02/01/2022 (A) (C)	9,000,000	9,327,754
Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	8,778,000	9,682,287
Principal Life Global Funding II 2.25%, 11/21/2024 (A)	8,666,000	9,166,269

		81,887,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 4.50%, 08/15/2024 (C)	$ 4,287,000	$ 4,561,484

IT Services - 0.5%
Fiserv, Inc. 2.75%, 07/01/2024	13,481,000	14,404,227

Machinery - 0.3%
Otis Worldwide Corp. 3-Month LIBOR + 0.45%, 0.68% (B), 04/05/2023	9,962,000	9,964,496

Media - 1.9%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.91%, 07/23/2025	14,947,000	17,220,353
Comcast Corp. 3.70%, 04/15/2024	6,390,000	7,037,798
CSC Holdings LLC 6.75%, 11/15/2021	8,655,000	9,044,475
Discovery Communications LLC 2.95%, 03/20/2023	6,297,000	6,630,914
Sky, Ltd. 3.13%, 11/26/2022 (A) (C)	6,970,000	7,344,358
Time Warner Cable LLC 4.00%, 09/01/2021	5,256,000	5,359,036
ViacomCBS, Inc. 4.75%, 05/15/2025 (C)	4,463,000	5,122,883

		57,759,817

Metals & Mining - 0.2%
Glencore Funding LLC 3.00%, 10/27/2022 (A)	6,974,000	7,215,300

Multi-Utilities - 1.2%
Black Hills Corp. 4.25%, 11/30/2023	9,898,000	10,811,023
Dominion Energy, Inc.
2.45%, 01/15/2023 (A)	7,820,000	8,115,434
2.72% (E), 08/15/2021	7,100,000	7,217,929
DTE Energy Co. 2.53%, 10/01/2024	10,070,000	10,686,386

		36,830,772

Oil, Gas & Consumable Fuels - 2.3%
El Paso Natural Gas Co. LLC 8.63%, 01/15/2022	8,935,000	9,740,838
Energy Transfer Operating, LP 4.20%, 09/15/2023	4,980,000	5,248,117
Eni SpA 4.00%, 09/12/2023 (A)	8,629,000	9,329,791
MPLX, LP
3.50%, 12/01/2022	8,683,000	9,083,960
4.88%, 12/01/2024	5,661,000	6,339,617
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	1,570,000	1,612,653
3.85%, 10/15/2023	6,324,000	6,606,886
4.65%, 10/15/2025	5,976,000	6,377,564
Sabine Pass Liquefaction LLC 5.63%, 04/15/2023	8,281,000	9,044,088

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. 4.55%, 06/24/2024	$ 7,966,000	$ 8,787,323

		72,170,837

Pharmaceuticals - 2.3%
AstraZeneca PLC 2.38%, 06/12/2022	9,966,000	10,264,763
Bayer US Finance LLC 3.00%, 10/08/2021 (A)	7,474,000	7,646,179
Bristol-Myers Squibb Co. 2.90%, 07/26/2024	8,515,000	9,189,003
Merck & Co., Inc. 0.75%, 02/24/2026	9,965,000	9,937,597
Royalty Pharma PLC 0.75%, 09/02/2023 (A)	9,188,000	9,184,373
Takeda Pharmaceutical Co., Ltd. 4.00%, 11/26/2021	14,535,000	15,036,296
Upjohn, Inc.
1.13%, 06/22/2022 (A)	4,078,000	4,114,653
1.65%, 06/22/2025 (A) (C)	4,983,000	5,087,933

		70,460,797

Professional Services - 0.3%
Equifax, Inc. 2.60%, 12/01/2024	8,195,000	8,720,308

Road & Rail - 1.0%
Avolon Holdings Funding, Ltd.
3.63%, 05/01/2022 (A)	12,397,000	12,426,046
5.50%, 01/15/2023 (A)	6,127,000	6,261,784
Canadian Pacific Railway Co. 9.45%, 08/01/2021	7,000,000	7,459,316
Union Pacific Corp. 3.50%, 06/08/2023	4,457,000	4,785,768

		30,932,914

Semiconductors & Semiconductor Equipment - 1.4%
Broadcom, Inc. 3.46%, 09/15/2026	12,132,000	13,221,415
KLA Corp. 4.65%, 11/01/2024	8,678,000	9,868,961
Micron Technology, Inc. 2.50%, 04/24/2023	4,701,000	4,892,472
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	10,000,000	10,569,334
QUALCOMM, Inc. 2.60%, 01/30/2023	5,815,000	6,092,245

		44,644,427

Software - 0.4%
Infor, Inc. 1.45%, 07/15/2023 (A)	2,192,000	2,223,469
Intuit, Inc. 0.65%, 07/15/2023	10,450,000	10,522,457

		12,745,926

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co.
1.45%, 04/01/2024	9,113,000	9,280,257
4.45%, 10/02/2023	4,984,000	5,501,887

		14,782,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Textiles, Apparel & Luxury Goods - 0.5%
Ralph Lauren Corp. 1.70%, 06/15/2022	$ 6,094,000	$ 6,216,168
VF Corp. 2.05%, 04/23/2022	9,966,000	10,197,145

		16,413,313

Tobacco - 0.5%
BAT International Finance PLC 1.67%, 03/25/2026	14,947,000	15,001,616

Trading Companies & Distributors - 1.2%
Air Lease Corp. 2.25%, 01/15/2023	15,548,000	15,633,618
International Lease Finance Corp. 8.25%, 12/15/2020	21,682,000	21,862,241

		37,495,859

Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.45%, 07/01/2024 (A)	7,966,000	8,639,028

Wireless Telecommunication Services - 0.7%
T-Mobile USA, Inc. 3.50%, 04/15/2025 (A)	10,291,000	11,274,923
Vodafone Group PLC 3.75%, 01/16/2024	8,355,000	9,120,234

		20,395,157

Total Corporate Debt Securities (Cost $1,888,770,038)		1,943,919,562

FOREIGN GOVERNMENT OBLIGATION - 0.1%
Qatar - 0.1%
Qatar Government International Bond 3.88%, 04/23/2023 (A) (C)	2,175,000	2,332,688

Total Foreign Government Obligation (Cost $2,167,333)		2,332,688

LOAN ASSIGNMENT - 0.4%
Commercial Services & Supplies - 0.4%
Spin Holdco, Inc. Term Loan B, 3-Month LIBOR + 3.25%, 4.25% (B), 11/14/2022	12,929,993	12,567,954

Total Loan Assignment (Cost $12,909,687)		12,567,954

MORTGAGE-BACKED SECURITIES - 18.1%
20 Times Square Trust
Series 2018-20TS, Class B,
3.10% (B), 05/15/2035 (A)	3,000,000	2,980,088
Series 2018-20TS, Class C,
3.10% (B), 05/15/2035 (A)	10,900,000	10,573,238
280 Park Avenue Mortgage Trust Series 2017-280P, Class C, 1-Month LIBOR + 1.25%, 1.40% (B), 09/15/2034 (A)	16,000,000	15,749,422
Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76% (B), 04/25/2048 (A)	6,183,327	6,250,760

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Ashford Hospitality Trust
Series 2018-ASHF, Class C,
1-Month LIBOR + 1.40%, 1.55% (B), 04/15/2035 (A)	$ 18,800,000	$ 17,129,404
Series 2018-ASHF, Class D,
1-Month LIBOR + 2.10%, 2.25% (B), 04/15/2035 (A)	10,520,000	9,577,588
Austin Fairmont Hotel Trust Series 2019-FAIR, Class D, 1-Month LIBOR + 1.80%, 1.95% (B), 09/15/2032 (A)	5,000,000	4,567,637
BBCMS Mortgage Trust
Series 2017-DELC, Class C,
1-Month LIBOR + 1.20%, 1.35% (B), 08/15/2036 (A)	15,300,000	14,244,445
Series 2017-DELC, Class D,
1-Month LIBOR + 1.70%, 1.85% (B), 08/15/2036 (A)	15,000,000	13,724,640
Series 2018-TALL, Class C,
1-Month LIBOR + 1.12%, 1.27% (B), 03/15/2037 (A)	16,015,000	14,893,641
Series 2018-TALL, Class E,
1-Month LIBOR + 2.44%, 2.59% (B), 03/15/2037 (A)	15,000,000	13,907,535
BHMS Trust Series 2018-ATLS, Class C, 1-Month LIBOR + 1.90%, 2.05% (B), 07/15/2035 (A)	14,900,000	13,577,218
BX Commercial Mortgage Trust
Series 2019-XL, Class D,
1-Month LIBOR + 1.45%, 1.60% (B), 10/15/2036 (A)	11,391,574	11,327,533
Series 2020-VKNG, Class C,
1-Month LIBOR + 1.40%, 1.55% (B), 10/15/2037 (A)	5,900,000	5,903,635
BX Trust
Series 2018-GW, Class C,
1-Month LIBOR + 1.22%, 1.37% (B), 05/15/2035 (A)	5,480,000	5,088,708
Series 2018-GW, Class D,
1-Month LIBOR + 1.77%, 1.92% (B), 05/15/2035 (A)	6,250,000	5,772,423
BXP Trust Series 2017-CQHP, Class D, 1-Month LIBOR + 2.00%, 2.15% (B), 11/15/2034 (A)	11,825,000	10,044,584
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 1.90% (B), 12/15/2037 (A)	9,760,000	9,751,423
CCRESG Commercial Mortgage Trust
Series 2016-HEAT, Class B,
4.11%, 04/10/2029 (A)	4,319,000	4,297,443
Series 2016-HEAT, Class C,
4.92%, 04/10/2029 (A)	3,619,000	3,573,794
Series 2016-HEAT, Class D,
5.49% (B), 04/10/2029 (A)	7,290,000	7,053,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class B, 1-Month LIBOR + 1.75%, 1.90% (B), 07/15/2030 (A)	$ 10,000,000	$ 9,515,410
CHT Mortgage Trust Series 2017-CSMO, Class D, 1-Month LIBOR + 2.25%, 2.40% (B), 11/15/2036 (A)	17,400,000	16,506,225
Citigroup Mortgage Loan Trust Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	2,552,506	2,680,224
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (A)	7,688,277	8,107,417
Colony Trust Series 2019-IKPR, Class C, 1-Month LIBOR + 1.68%, 1.82% (B), 11/15/2038 (A)	11,900,000	10,849,826
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month LIBOR + 1.30%, 1.45% (B), 12/15/2031 (A)	15,390,000	15,067,535
DBCG Mortgage Trust
Series 2017-BBG, Class B,
1-Month LIBOR + 0.85%, 1.00% (B), 06/15/2034 (A)	12,500,000	12,304,272
Series 2017-BBG, Class C,
1-Month LIBOR + 1.00%, 1.15% (B), 06/15/2034 (A)	2,500,000	2,450,035
DBWF Mortgage Trust Series 2018-GLKS, Class D, 1-Month LIBOR + 2.40%, 2.55% (B), 12/19/2030 (A)	10,000,000	9,174,723
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	15,000,000	14,405,368
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month LIBOR + 1.63%, 1.78% (B), 12/15/2036 (A)	9,960,000	9,101,223
GS Mortgage Securities Corp. Trust Series 2019-SOHO, Class D, 1-Month LIBOR + 1.60%, 1.75% (B), 06/15/2036 (A)	7,500,000	7,166,152
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	3,333,663	3,357,072
Hilton Orlando Trust Series 2018-ORL, Class C, 1-Month LIBOR + 1.30%, 1.45% (B), 12/15/2034 (A)	14,000,000	12,806,118
HPLY Trust Series 2019-HIT, Class C, 1-Month LIBOR + 1.60%, 1.75% (B), 11/15/2036 (A)	7,077,752	6,665,266
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	10,000,000	1,532,375

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2020-NNN, Class CFL,
1-Month LIBOR + 1.30%, 1.45% (B), 01/16/2037 (A)	$ 9,900,000	$ 9,370,641
Series 2020-NNN, Class DFL,
1-Month LIBOR + 1.55%, 1.70% (B), 01/16/2037 (A)	5,000,000	4,705,026
KKR Industrial Portfolio Trust Series 2020-AIP, Class D, 1-Month LIBOR + 2.03%, 2.18% (B), 03/15/2037 (A)	9,803,009	9,606,394
Lehman Brothers Small Balance Commercial Mortgage Trust Series 2005-1A, Class A, 1-Month LIBOR + 0.25%, 0.40% (B), 02/25/2030 (A)	19,273	19,209
MBRT Series 2019-MBR, Class D, 1-Month LIBOR + 1.70%, 1.85% (B), 11/15/2036 (A)	10,730,000	10,110,186
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	9,242,270	9,737,354
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class D,
1-Month LIBOR + 2.20%, 2.35% (B), 11/15/2034 (A)	15,700,000	13,894,002
Series 2018-SUN, Class C,
1-Month LIBOR + 1.65%, 1.80% (B), 07/15/2035 (A)	10,850,000	10,075,581
Series 2019-BPR, Class B,
1-Month LIBOR + 2.10%, 2.25% (B), 05/15/2036 (A)	6,720,000	6,127,666
Series 2019-NUGS, Class B,
1-Month LIBOR + 1.30%, 2.80% (B), 12/15/2036 (A)	7,000,000	7,049,991
Series 2019-NUGS, Class C,
1-Month LIBOR + 1.50%, 3.00% (B), 12/15/2036 (A)	5,200,000	5,206,508
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	4,033,529	3,900,171
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.55% (B), 08/15/2034 (A)	8,024,479	7,858,519
MSCG Trust
Series 2018-SELF, Class C,
1-Month LIBOR + 1.18%, 1.33% (B), 10/15/2037 (A)	11,780,000	11,603,377
Series 2018-SELF, Class D,
1-Month LIBOR + 1.65%, 1.80% (B), 10/15/2037 (A)	9,220,000	9,024,613
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	1,743,131	1,871,824
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	2,141,975	2,287,970

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	$ 3,732,468	$ 4,006,048
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	6,556,415	7,071,988
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	4,275,616	4,663,417
Series 2017-5A, Class A1,
1-Month LIBOR + 1.50%, 1.65% (B), 06/25/2057 (A)	4,562,654	4,580,742
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	4,125,228	4,448,387
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	6,462,598	7,038,133
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	4,679,960	4,935,363
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	8,355,468	8,979,344
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	7,236,527	7,717,547
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	8,184,458	8,666,845
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	11,050,370	11,562,792
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	8,417,694	8,979,638
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 1-Month LIBOR + 0.19%, 0.35% (B), 12/20/2036 (A)	4,219,196	4,157,380
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month LIBOR + 1.35%, 1.49% (B), 11/11/2034 (A)	12,151,204	11,178,827
VNDO Mortgage Trust Series 2013-PENN, Class D, 3.95% (B), 12/13/2029 (A)	3,596,000	3,566,687

Total Mortgage-Backed Securities (Cost $595,236,526)		565,679,708

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (F)
Federal Home Loan Mortgage Corp. 12-Month LIBOR + 1.77%, 2.39% (B), 08/01/2037	$ 314,993	$ 316,677

Total U.S. Government Agency Obligation (Cost $319,410)		316,677

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (G)	14,300,200	14,300,200

Total Other Investment Company (Cost $14,300,200)		14,300,200

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 0.00% (G), dated 10/30/2020, to be repurchased at $103,369,590 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2023, and with a value of $105,437,074.	$ 103,369,590	103,369,590

Total Repurchase Agreement (Cost $103,369,590)		103,369,590

Total Investments (Cost $3,087,419,504)		3,115,035,722
Net Other Assets (Liabilities) - 0.4%		12,585,080

Net Assets - 100.0%		$ 3,127,620,802

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$472,549,343	$—	$472,549,343
Corporate Debt Securities	—	1,943,919,562	—	1,943,919,562
Foreign Government Obligation	—	2,332,688	—	2,332,688
Loan Assignment	—	12,567,954	—	12,567,954
Mortgage-Backed Securities	—	565,679,708	—	565,679,708
U.S. Government Agency Obligation	—	316,677	—	316,677
Other Investment Company	14,300,200	—	—	14,300,200
Repurchase Agreement	—	103,369,590	—	103,369,590

Total Investments	$14,300,200	$3,100,735,522	$—	$3,115,035,722

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $1,552,695,202, representing 49.6% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,873,005, collateralized by cash collateral of $14,300,200 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,905,660. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Restricted security. At October 31, 2020, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Huntington Bancshares, Inc. 2.30%, 01/14/2022	05/04/2018 - 07/03/2018	$13,175,083	$14,015,760	0.4%

(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2020; the maturity date disclosed is the ultimate maturity date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rates disclosed reflect the yields at October 31, 2020.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

The end of 2019 was characterized by strong equity returns that were largely driven by multiple expansion, while earnings growth was challenged. We entered 2020 with valuation risk and market hopes that reduced trade tensions coupled with monetary easing by the U.S. Federal Reserve (“Fed”) would stimulate economic growth and in turn reaccelerate the revenue and earnings of corporate America. This optimistic consensus reached its peak in mid-January as the U.S. and China signed their trade agreement. Almost immediately after the signing, concerns about COVID-19 causing a material slowdown in Chinese economic activity began the reversal of the ebullient expectations for 2020 growth. Initial concerns concentrated on the supply side disruption of goods manufactured in China. However, as the virus spread beyond Asia, investors transitioned from supply chain concerns to worries over demand side contractions as the U.S. and Europe began taking unprecedented measures to control the spread. The litany of cancellations and actions taken by organizations, cities, states and federal governments grew and extensions of these shutdowns continue.

Not knowing the depth and breadth of the crisis makes economic and business modeling difficult for investors. Therefore, the resulting sell-off and volatility achieved levels in March 2020 only experienced in the deepest market declines of the 1930s, 1987 and 2008-2009. However, in early April 2020, much of the country began adjusting to a shutdown imposed to contain the spread of COVID-19. The majority of the states across the country slowly began a phased approach to resuming activities. As it often does, the equity market anticipated this change in behavior and have rallied since then.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Small Cap Growth (Class A) returned 9.34%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned 13.37%.

STRATEGY REVIEW

The Fund underperformed its benchmark for the 12-month period ended October 31, 2020.

From a quality perspective, low quality factors in the benchmark dominated benchmark returns. Non-earnings companies outperformed companies with positive earnings. From a valuation perspective, the benchmark was dominated by the highest valuation companies across all measures (including price/earnings, price/cash flow and price/sales ratios).

Our favorable stock selection decisions within the information technology, industrials and consumer discretionary sectors provided the strongest relative outperformance versus the benchmark. Our stock selection decisions within the healthcare sector were the largest detractor from performance on a relative basis largely due to the significant returns by non-earning biotech and pharmaceutical companies.

Repligen Corp., a bioprocessing company, was the largest contributor to performance. The company provides development, production and commercialization products used in the manufacturing of biologic drugs. The strength was due to the continued execution of their growth strategy supported by the underlying strength in the biotechnology and pharmaceutical industries.

Inter Parfums, Inc., a marketer of licensed fragrance and skin care products, was the largest detractor from performance. As the coronavirus pandemic shut down retail and travel worldwide, the company’s sales were significantly impaired. With a very long, slow return to normalcy and growth, we decided to exit the position.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Co-Portfolio Managers

Ranger Investment Management, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	3.2
Other Investment Company	1.6
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.39%	9.40%	10.04%	08/31/2012
Class A (NAV)	9.34%	10.65%	10.80%	08/31/2012
Russell 2000® Growth Index (A)	13.37%	10.36%	12.26%
Class C (POP)	7.52%	9.81%	10.01%	08/31/2012
Class C (NAV)	8.52%	9.81%	10.01%	08/31/2012
Class I (NAV)	9.56%	10.90%	11.09%	08/31/2012
Class I2 (NAV)	9.85%	11.06%	11.24%	08/31/2012
Class I3 (NAV)	9.69%	N/A	10.35%	03/10/2017
Class R (NAV)	9.38%	N/A	9.83%	03/10/2017
Class R4 (NAV)	9.74%	N/A	10.25%	03/10/2017
Class R6 (NAV)	9.69%	N/A	11.46%	07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 4.7%
Kratos Defense & Security Solutions, Inc. (A)	238,654	$ 4,508,174
Mercury Systems, Inc. (A)	54,861	3,778,826

		8,287,000

Banks - 3.1%
Banc of California, Inc.	232,157	2,785,884
Home BancShares, Inc.	165,191	2,742,171

		5,528,055

Chemicals - 2.0%
Quaker Chemical Corp. (B)	18,832	3,592,957

Consumer Finance - 1.5%
LendingTree, Inc. (A) (B)	8,014	2,593,250

Electronic Equipment, Instruments & Components - 0.3%
nLight, Inc. (A)	28,631	608,122

Energy Equipment & Services - 0.5%
Select Energy Services, Inc., Class A (A)	287,233	867,444

Food & Staples Retailing - 3.4%
Grocery Outlet Holding Corp. (A)	138,887	6,113,806

Health Care Equipment & Supplies - 11.9%
BioLife Solutions, Inc. (A)	86,402	2,480,602
CONMED Corp.	38,625	3,011,591
Heska Corp. (A) (B)	24,052	2,822,021
Integer Holdings Corp. (A)	14,600	853,370
LeMaitre Vascular, Inc.	58,430	1,897,806
Mesa Laboratories, Inc.	18,567	4,853,600
Neogen Corp. (A)	74,723	5,211,182

		21,130,172

Health Care Providers & Services - 4.4%
BioTelemetry, Inc. (A)	63,358	2,697,784
LHC Group, Inc. (A)	23,371	5,060,990

		7,758,774

Health Care Technology - 3.6%
Simulations Plus, Inc.	53,672	3,479,019
Tabula Rasa HealthCare, Inc. (A) (B)	83,258	2,875,731

		6,354,750

Hotels, Restaurants & Leisure - 2.9%
Texas Roadhouse, Inc.	73,717	5,162,402

Household Durables - 4.9%
Skyline Champion Corp. (A)	192,935	4,948,783
TopBuild Corp. (A)	25,136	3,851,086

		8,799,869

Internet & Direct Marketing Retail - 1.4%
Magnite, Inc. (A) (B)	275,100	2,484,153

IT Services - 12.4%
Endava PLC, ADR (A)	50,961	3,256,408
Evo Payments, Inc., Class A (A)	257,109	5,417,287
I3 Verticals, Inc., Class A (A) (B)	86,110	1,776,449
MAXIMUS, Inc.	47,997	3,243,637
Repay Holdings Corp. (A)	77,593	1,748,170
WNS Holdings, Ltd., ADR (A)	114,985	6,627,736

		22,069,687

Life Sciences Tools & Services - 12.2%
Medpace Holdings, Inc. (A)	50,384	5,589,601
NeoGenomics, Inc. (A)	160,352	6,290,609

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
PRA Health Sciences, Inc. (A)	21,671	$ 2,111,622
Repligen Corp. (A)	46,354	7,721,186

		21,713,018

Personal Products - 1.5%
elf Beauty, Inc. (A)	136,308	2,762,963

Road & Rail - 4.1%
Marten Transport, Ltd.	213,179	3,271,232
Saia, Inc. (A)	26,952	3,979,732

		7,250,964

Semiconductors & Semiconductor Equipment - 2.0%
CMC Materials, Inc.	13,132	1,867,239
Silicon Laboratories, Inc. (A)	16,170	1,656,778

		3,524,017

Software - 17.5%
Appfolio, Inc., Class A (A)	20,713	2,959,266
Box, Inc., Class A (A)	230,145	3,567,248
Cerence, Inc. (A) (B)	36,365	1,984,802
Mimecast, Ltd. (A)	121,897	4,657,684
Onespan, Inc. (A)	89,347	1,959,380
Pegasystems, Inc.	69,247	8,024,342
Qualys, Inc. (A)	27,129	2,383,283
Workiva, Inc. (A)	100,882	5,579,783

		31,115,788

Trading Companies & Distributors - 1.9%
SiteOne Landscape Supply, Inc. (A)	27,932	3,337,595

Total Common Stocks (Cost $134,394,423)		171,054,786

OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	2,792,029	2,792,029

Total Other Investment Company (Cost $2,792,029)		2,792,029

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $5,621,180 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2023, and with a value of $5,733,628.	$ 5,621,180	5,621,180

Total Repurchase Agreement (Cost $5,621,180)		5,621,180

Total Investments (Cost $142,807,632)		179,467,995
Net Other Assets (Liabilities) - (1.0)%		(1,774,680)

Net Assets - 100.0%		$ 177,693,315

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$171,054,786	$—	$—	$171,054,786
Other Investment Company	2,792,029	—	—	2,792,029
Repurchase Agreement	—	5,621,180	—	5,621,180

Total Investments	$173,846,815	$5,621,180	$—	$179,467,995

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,634,801, collateralized by cash collateral of $2,792,029 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,092,267. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The market environment for the one-year period ended October 31, 2020 was overwhelmingly dominated by the effects of the COVID-19 pandemic. A historic selloff of equities began in late February 2020 as the impact of the pandemic on the economy and labor market was digested by the market. Unprecedented fiscal and monetary intervention gave a lifeline to a precarious economy and allowed the market to find a bottom in late March 2020. During the selloff and the subsequent recovery, investors sought refuge in larger cap and growth names. The Fund was at a disadvantage given its focus on U.S. small cap value equities which underperformed in this environment.

By late summer, the performance differential between growth and value reached levels not seen since the Great Depression nearly a century ago. As the reporting period ended, the market’s focus had begun to turn to the U.S. elections and expectations of further stimulus to aid the economy as a bridge until a vaccine is widely available. As the focus shifted to the economic recovery, the market broadened which benefitted small cap value stocks and the Fund for the final month of the 12-month period ended October 31, 2020.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Small Cap Value (Class R4) returned -13.88%. By comparison, its benchmark, the Russell 2000® Value Index, returned -13.92%.

STRATEGY REVIEW

The strategy focuses on companies that are believed to be mispriced relative to their sector peers and have a fundamental story that supports a pathway for the business to return to a higher valuation.

The Fund (Class R4) outperformed its benchmark during the 12-month period ended October 31, 2020.

During the fiscal year, our favorable stock selection decisions in financials, producer durables and consumer staples were additive to relative performance. Our holdings within technology, consumer discretionary and healthcare lagged on a relative basis in the past fiscal year.

We took advantage of stocks that sold off significantly in order to upgrade to what we believed to be higher quality stocks trading at attractive valuations across all sectors. We also added to stocks trading at attractive valuations that were already held in the portfolio where we had strong conviction. Darling Ingredients Inc., Cerence Inc.(no longer held in the Fund), MarineMax, Inc., and National General Holdings Corp. (no longer held in the Fund) helped performance over the 12-month period ended October 31, 2020.

As the pandemic unfolded, businesses were evaluated relative to their ability to manage in an environment with significant distruption to revenue. We focused on debt levels and associated maturities, access to credit lines, and ability to manage variable costs. We eliminated Caleres, AMC Entertainment Holdings, and Hertz Global Holdings, because they were not well positioned during this period and underperformed during the period.

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Co-Portfolio Managers

Peregrine Capital Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.1%
Repurchase Agreement	15.4
Other Investment Company	1.1
Net Other Assets (Liabilities)	(13.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(18.74)%	N/A	(5.05)%	04/21/2017
Class A (NAV)	(14.03)%	N/A	(3.53)%	04/21/2017
Class C (POP)	(15.49)%	N/A	(4.24)%	04/21/2017
Class C (NAV)	(14.67)%	N/A	(4.24)%	04/21/2017
Class I (NAV)	(13.77)%	N/A	(3.21)%	04/21/2017
Class I2 (NAV)	(13.69)%	N/A	(3.17)%	04/21/2017
Class I3 (NAV)	(13.75)%	N/A	(3.15)%	04/21/2017
Class R (NAV)	(14.05)%	N/A	(3.60)%	04/21/2017
Class R4 (NAV)	(13.88)%	(0.08)%	6.29%	01/23/2003
Russell 2000® Value Index (A)	(13.92)%	3.71%	7.06%
Class R6 (NAV)	(13.69)%	N/A	(3.17)%	04/21/2017

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 97.1%
Auto Components - 2.4%
Stoneridge, Inc. (A)	209,398	$ 4,780,557
Visteon Corp. (A)	71,048	6,369,453

		11,150,010

Automobiles - 1.0%
Winnebago Industries, Inc.	100,317	4,709,883

Banks - 21.9%
Ameris Bancorp	178,240	5,222,432
Atlantic Union Bankshares Corp.	173,570	4,389,585
BancorpSouth Bank	181,885	4,257,928
Cadence BanCorp	421,940	4,734,167
Enterprise Financial Services Corp.	123,429	3,593,018
FB Financial Corp.	129,302	3,814,409
First Bancorp	167,696	4,039,797
First Horizon National Corp.	469,795	4,890,566
Hancock Whitney Corp.	172,591	3,947,156
Pacific Premier Bancorp, Inc.	203,607	5,191,978
Pinnacle Financial Partners, Inc.	126,401	5,787,902
Renasant Corp.	172,004	4,903,834
South State Corp.	94,657	5,811,940
Synovus Financial Corp.	208,169	5,412,394
TCF Financial Corp.	182,859	4,975,593
Umpqua Holdings Corp.	365,713	4,593,355
United Community Banks, Inc.	217,271	4,549,655
Valley National Bancorp	530,615	4,053,899
Veritex Holdings, Inc.	232,620	4,589,593
Webster Financial Corp.	165,658	5,335,844
WesBanco, Inc.	201,364	4,891,132
Wintrust Financial Corp.	95,311	4,692,160

		103,678,337

Biotechnology - 1.2%
Coherus Biosciences, Inc. (A) (B)	341,466	5,692,238

Building Products - 1.0%
Griffon Corp.	214,951	4,608,549

Capital Markets - 0.9%
Stifel Financial Corp.	75,993	4,442,551

Chemicals - 1.3%
Livent Corp. (A) (B)	559,186	6,011,250

Commercial Services & Supplies - 2.1%
BrightView Holdings, Inc. (A)	381,432	4,664,913
Covanta Holding Corp.	556,918	5,056,816

		9,721,729

Communications Equipment - 0.9%
Casa Systems, Inc. (A)	1,018,561	4,247,399

Construction & Engineering - 3.4%
MasTec, Inc. (A)	174,082	8,641,430
Tutor Perini Corp. (A)	536,162	7,243,549

		15,884,979

Construction Materials - 0.9%
Summit Materials, Inc., Class A (A)	244,368	4,322,870

Containers & Packaging - 2.5%
Graphic Packaging Holding Co.	354,170	4,706,919
Greif, Inc., Class A	112,340	4,559,881
Ranpak Holdings Corp. (A)	281,691	2,402,824

		11,669,624

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services - 0.9%
Adtalem Global Education, Inc. (A)	179,059	$ 4,197,143

Electric Utilities - 0.6%
Spark Energy, Inc., Class A	318,642	2,906,015

Electronic Equipment, Instruments & Components - 3.0%
Flex, Ltd. (A)	471,692	6,674,442
Knowles Corp. (A)	290,706	4,142,561
Sanmina Corp. (A)	130,471	3,188,711

		14,005,714

Energy Equipment & Services - 0.5%
Liberty Oilfield Services, Inc., Class A	346,873	2,317,112

Entertainment - 2.1%
IMAX Corp. (A) (B)	399,257	4,603,433
Lions Gate Entertainment Corp., Class B (A)	817,058	5,122,954

		9,726,387

Equity Real Estate Investment Trusts - 8.0%
Alexander & Baldwin, Inc.	273,709	3,517,161
Apple Hospitality, Inc.	465,801	4,611,430
CatchMark Timber Trust, Inc., Class A	510,156	4,433,256
Community Healthcare Trust, Inc.	98,229	4,548,003
Independence Realty Trust, Inc. (B)	360,007	4,374,085
Industrial Logistics Properties Trust	202,518	3,884,295
NexPoint Residential Trust, Inc.	114,697	5,083,371
Outfront Media, Inc.	315,559	4,136,978
Summit Hotel Properties, Inc.	630,639	3,329,774

		37,918,353

Food Products - 2.2%
B&G Foods, Inc. (B)	144,380	3,834,733
Darling Ingredients, Inc. (A)	156,648	6,735,864

		10,570,597

Health Care Equipment & Supplies - 0.7%
Lantheus Holdings, Inc. (A)	328,392	3,566,337

Health Care Providers & Services - 3.5%
AMN Healthcare Services, Inc. (A)	90,444	5,904,184
Patterson Cos., Inc.	149,924	3,729,360
Premier, Inc., Class A	215,082	7,039,634

		16,673,178

Hotels, Restaurants & Leisure - 1.5%
Extended Stay America, Inc.	296,916	3,369,996
International Game Technology PLC (B)	426,841	3,504,365

		6,874,361

Household Durables - 4.3%
Century Communities, Inc. (A)	146,630	5,695,109
MDC Holdings, Inc.	127,968	5,569,167
Taylor Morrison Home Corp. (A)	212,254	4,584,687
Universal Electronics, Inc. (A)	122,870	4,553,562

		20,402,525

Insurance - 4.3%
Argo Group International Holdings, Ltd.	100,712	3,593,404
Hanover Insurance Group, Inc.	53,533	5,120,967
Horace Mann Educators Corp.	139,798	4,740,550
Selective Insurance Group, Inc.	92,076	4,793,477
Universal Insurance Holdings, Inc.	184,290	2,298,096

		20,546,494

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Leisure Products - 0.9%
Callaway Golf Co.	275,031	$ 4,260,230

Machinery - 3.6%
Meritor, Inc. (A)	222,088	5,405,622
Middleby Corp. (A)	54,942	5,468,927
Wabash National Corp.	435,731	6,213,524

		17,088,073

Media - 1.8%
Gray Television, Inc. (A)	341,959	4,336,040
Nexstar Media Group, Inc., Class A	48,559	4,001,262

		8,337,302

Metals & Mining - 0.8%
Compass Minerals International, Inc.	63,600	3,840,168

Multi-Utilities - 1.6%
Black Hills Corp.	65,658	3,720,182
NorthWestern Corp.	69,989	3,648,527

		7,368,709

Oil, Gas & Consumable Fuels - 2.3%
Brigham Minerals, Inc., Class A	222,988	1,966,754
CNX Resources Corp. (A)	229,556	2,226,693
Delek US Holdings, Inc.	159,646	1,606,039
Renewable Energy Group, Inc. (A)	71,238	4,017,823
Scorpio Tankers, Inc. (B)	143,588	1,266,446

		11,083,755

Paper & Forest Products - 0.8%
Neenah, Inc.	99,493	3,743,922

Pharmaceuticals - 0.6%
Prestige Consumer Healthcare, Inc. (A)	90,165	2,978,150

Road & Rail - 1.0%
Ryder System, Inc.	97,390	4,797,431

Software - 3.0%
Ebix, Inc. (B)	182,948	3,304,041
Xperi Holding Corp.	398,740	4,944,376
Zix Corp. (A) (B)	950,658	5,827,533

		14,075,950

Specialty Retail - 4.6%
Asbury Automotive Group, Inc. (A)	70,218	7,231,049
Foot Locker, Inc.	130,117	4,798,715

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
MarineMax, Inc. (A)	161,417	$ 4,839,282
Urban Outfitters, Inc. (A)	210,579	4,704,335

		21,573,381

Textiles, Apparel & Luxury Goods - 0.6%
Oxford Industries, Inc.	65,089	2,679,714

Trading Companies & Distributors - 4.4%
GATX Corp.	58,927	4,023,535
GMS, Inc. (A)	239,145	5,404,677
Rush Enterprises, Inc., Class A	164,931	5,911,127
WESCO International, Inc. (A)	137,291	5,661,881

		21,001,220

Total Common Stocks (Cost $457,852,121)		458,671,640

OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	4,977,484	4,977,484

Total Other Investment Company (Cost $4,977,484)		4,977,484

	Principal	Value
REPURCHASE AGREEMENT - 15.4%
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $72,894,597 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 11/15/2023, and with a value of $74,352,576.	$ 72,894,597	72,894,597

Total Repurchase Agreement (Cost $72,894,597)		72,894,597

Total Investments (Cost $535,724,202)		536,543,721
Net Other Assets (Liabilities) - (13.6)%		(64,196,844)

Net Assets - 100.0%		$ 472,346,877

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$458,671,640	$—	$—	$458,671,640
Other Investment Company	4,977,484	—	—	4,977,484
Repurchase Agreement	—	72,894,597	—	72,894,597

Total Investments	$463,649,124	$72,894,597	$—	$536,543,721

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,835,905, collateralized by cash collateral of $4,977,484 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,343,785. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

The COVID-19 pandemic dominated trading during much of 2020, as the economic shutdown in the spring caused the first recession since the global financial crisis. U.S. small cap stocks were especially hard hit by the severe risk aversion that gripped investors at the outset of the crisis. The equity markets almost certainly would have fared worse had it not been for aggressive monetary and fiscal stimulus by the U.S. The U.S. Federal Reserve (“Fed”) stepped in with unprecedented measures to provide liquidity and stabilize financial markets, lowering the federal funds rate to near zero in the process. The U.S. Congress, meanwhile, delivered a two trillion dollars bill that extended additional credit, incentivized employers to maintain payrolls, and issued direct assistance to citizens. In time, a new normal began to take shape as the economy slowly reopened to a largely socially distanced population.

The equity markets responded favorably, staging a furious recovery from the March 2020 lows, but U.S. small cap value equities underperformed during the market rally. As equities rallied, investors favored U.S. large cap and growth equities and perceived them as better positioned for a “work from home” economy. Investor sentiment toward certain areas of the U.S. small cap universe remained poor throughout much of the stock market’s recovery, such as financials, real estate, and energy sectors. These sectors all have acute business and credit risks related to the pandemic.

Thompson, Siegel & Walmsley

The 12-month period ended October 31, 2020 has been a notable environment, driven by the onset of the COVID-19 pandemic in 2020. While all major U.S. value indices were down during the period, growth indices, posted positive and even double-digit positive results as investors continued their preference for growth stock stories.

In the fourth quarter of 2019 markets posted strong returns driven by optimism on a trade deal with China and abatement of global manufacturing concerns. The first quarter of 2020, however, brought extreme volatility, shifting investor demands and changes in investor risk appetite due to the onset of the COVID-19 pandemic. The calendar year began with a modest sell-off in January and February as overall contagion concerns remained muted and markets appeared to take the threat of COVID-19 in stride. As the threat of COVID-19 spread, sheer panic and forced selling from market participants drove the markets in February through the end of March. In this environment, the market witnessed one of the historically highest levels of stock correlations. Late March to the end of October has generally been a risk-on environment in aggregate, aided by significant monetary and fiscal stimulus injected into the economy.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Small/Mid Cap Value (Class A) returned -11.70%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned -11.92%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the Fund’s small-cap sleeve, Systematic generally invests in stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve outperformed its benchmark, the Russell 2000® Value benchmark during the 12-month period ended October 31, 2020.

Our outperformance was driven in large part by our unique focus on the underlying quality of the companies we research. As solvency and liquidity risks rose and U.S. small cap stocks underperformed early in the pandemic, the sustainable cash flows and low debt levels of the companies in the small-cap sleeve of the Fund positioned us well on a relative basis. As risk aversion waned, however, investors bought stocks without regard to valuation, in part due to their preferences for more expensive growth stocks over value and our stock selection results were not favorable during this period.

From a sector allocation perspective, our positioning added to relative outperformance. Our underweight positions within the poorly performing financials and energy sectors added to relative returns, as did our overweight position within consumer discretionary sector. Our sector allocation decisions slightly constrained relative performance within consumer staples and materials sectors, driven by small underweight positions.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Overall, our stock selection decisions detracted from relative performance during the fiscal year, driven by our valuation methodology and discipline. Our stock selection decisions were unfavorable within the healthcare and real estate sectors, as investors shunned value in the past twelve months. Our stock selection decisions were favorable within the information technology and industrials sectors and helped relative performance.

Thompson, Siegel & Walmsley

In the Fund’s mid-cap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Our process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid-cap sleeve of the Fund underperformed its benchmark, the Russell MidCap Value Index, during the 12-month period ended October 31, 2020.

The strategy’s top contributing sectors to relative performance over the period included energy and real estate. Within the energy sector, the Fund continued to benefit from an underweight allocation to oil producers given weakness in the sector. The top holdings included two primarily natural gas producers, EQT Corporation and Antero Resources Corporation, both of which benefited from a more positive natural gas backdrop driven from reduced supply in the sector and improved cash flow generation.

Within real estate, the underweight allocation was the primary driver of relative performance given the continued weakness in the industry. Given our valuation discipline, there are limited attractive risk/reward opportunities in the industry. Our position in Gaming and Leisure Properties, Inc. was a top contributor to relative performance driven by improving trends in casino attendance and a triple-net-lease structure that has garnered value in the current environment.

The strategy’s primary sector detractors from relative performance over the period were industrials and utilities. Within the industrials sector, the underweight allocation and unowned benchmark names in the machinery and building products industries where valuation is at a premium, drove the underperformance. At the stock level, AerCap Holdings NV (“AerCap”), an aircraft lessor, was the largest detractor from relative performance driven by its exposure to the airline sector. We continue to hold AerCap, given its industry positioning and potential for fundamental improvement going forward.

Within the utilities sector, the primary detractors from relative performance were FirstEnergy Corp. (“FirstEnergy”) and CenterPoint Energy, Inc. (“CenterPoint”). FirstEnergy separated its subsidiary and power generation business, First Energy Solutions, in 2019. FirstEnergy’s performance was adversely impacted by allegations of and an investigation into inappropriate payments during the separation process. While we continue to believe the risk/reward remains attractive, the Fund reduced the position owing to the added uncertainty. CenterPoint is primarily an electric and natural gas utility. The market has penalized the stock given a negative rate case decision at its utility in Texas and uncertainty around distributions from the midstream energy business to the parent company. We continue to hold shares and believe new management, recent restructuring plans, and improved execution could be meaningful positive catalysts.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Repurchase Agreement	2.4
Other Investment Company	0.7
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(16.55)%	3.62%	7.80%	04/02/2001
Class A (NAV)	(11.70)%	4.79%	8.41%	04/02/2001
Russell 2500™ Value Index (A)	(11.92)%	3.91%	7.84%
Class C (POP)	(13.20)%	4.08%	7.69%	11/11/2002
Class C (NAV)	(12.35)%	4.08%	7.69%	11/11/2002
Class I (NAV)	(11.41)%	5.16%	8.82%	11/30/2009
Class I2 (NAV)	(11.30)%	5.28%	8.93%	11/15/2005
Class R6 (NAV)	(11.32)%	5.27%	3.87%	05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 98.2%
Aerospace & Defense - 1.5%
Aerojet Rocketdyne Holdings, Inc. (A)	46,000	$ 1,491,320
Cubic Corp.	29,850	1,764,433
Curtiss-Wright Corp.	16,600	1,400,376
Elbit Systems, Ltd. (B)	14,150	1,587,064
Huntington Ingalls Industries, Inc.	20,200	2,979,096

		9,222,289

Auto Components - 0.8%
Dana, Inc.	46,500	650,535
Gentex Corp.	33,000	913,110
Stoneridge, Inc. (A)	39,450	900,644
Visteon Corp. (A)	30,000	2,689,500

		5,153,789

Banks - 5.8%
Atlantic Union Bankshares Corp.	40,500	1,024,245
Bank of Princeton	32,000	629,440
Berkshire Hills Bancorp, Inc.	92,581	1,206,330
Central Valley Community Bancorp	19,500	251,550
CIT Group, Inc.	196,100	5,775,145
Dime Community Bancshares, Inc.	113,000	1,429,450
First Citizens BancShares, Inc., Class A	12,888	5,963,278
First Community Bankshares, Inc.	57,000	1,081,860
First Merchants Corp.	75,050	1,959,555
Hope Bancorp, Inc.	99,332	801,609
Lakeland Bancorp, Inc.	179,000	1,992,270
OceanFirst Financial Corp.	55,950	837,572
People’s United Financial, Inc.	115,000	1,227,050
Sandy Spring Bancorp, Inc.	97,500	2,471,625
Sterling Bancorp	105,000	1,404,900
Umpqua Holdings Corp.	155,000	1,946,800
United Bankshares, Inc.	20,851	546,922
United Community Banks, Inc.	107,500	2,251,050
Washington Trust Bancorp, Inc.	21,621	730,141
Webster Financial Corp.	46,150	1,486,492
Western Alliance Bancorp	35,000	1,442,000

		36,459,284

Beverages - 1.5%
Molson Coors Beverage Co., Class B	264,000	9,308,640

Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (A)	64,500	7,426,530
Exelixis, Inc. (A)	64,500	1,320,960
United Therapeutics Corp. (A)	28,500	3,825,555

		12,573,045

Building Products - 1.9%
American Woodmark Corp. (A)	32,200	2,660,042
Gibraltar Industries, Inc. (A)	15,350	881,857
Masonite International Corp. (A)	20,000	1,760,000
Owens Corning	29,000	1,898,630
PGT Innovations, Inc. (A)	121,000	2,006,180
Quanex Building Products Corp.	135,000	2,457,000

		11,663,709

Capital Markets - 0.8%
Piper Sandler Cos.	31,650	2,641,193
Stifel Financial Corp.	37,000	2,163,020

		4,804,213

Chemicals - 2.9%
Axalta Coating Systems, Ltd. (A)	173,900	4,366,629

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Chase Corp.	7,400	$ 704,184
Corteva, Inc.	204,200	6,734,516
Huntsman Corp.	50,050	1,215,714
Mosaic Co.	250,300	4,630,550
Trinseo SA	12,350	392,977

		18,044,570

Commercial Services & Supplies - 0.4%
HNI Corp.	26,400	859,320
Tetra Tech, Inc.	16,750	1,690,243

		2,549,563

Communications Equipment - 0.7%
Harmonic, Inc. (A)	117,000	694,980
KVH Industries, Inc. (A)	199,500	1,733,655
NETGEAR, Inc. (A)	13,250	408,365
Silicom, Ltd. (A)	40,000	1,488,400

		4,325,400

Construction & Engineering - 1.5%
AECOM (A)	66,500	2,981,860
Comfort Systems USA, Inc.	63,850	2,924,330
EMCOR Group, Inc.	40,000	2,727,600
Granite Construction, Inc. (B)	25,250	487,577

		9,121,367

Construction Materials - 0.2%
US Concrete, Inc. (A)	34,150	1,159,734

Consumer Finance - 0.8%
Ally Financial, Inc.	178,505	4,762,513

Containers & Packaging - 0.6%
Sealed Air Corp.	102,600	4,061,934

Distributors - 1.2%
LKQ Corp. (A)	238,400	7,626,416

Diversified Consumer Services - 0.7%
American Public Education, Inc. (A)	90,250	2,551,367
K12, Inc. (A)	43,450	1,037,152
Strategic Education, Inc.	7,850	652,021

		4,240,540

Diversified Financial Services - 0.2%
Equitable Holdings, Inc.	49,000	1,053,010

Diversified Telecommunication Services - 1.1%
GCI Liberty, Inc., Class A (A)	84,600	6,872,058

Electric Utilities - 3.3%
FirstEnergy Corp.	118,500	3,521,820
OGE Energy Corp.	304,600	9,372,542
Portland General Electric Co.	22,750	894,075
PPL Corp.	239,400	6,583,500

		20,371,937

Electrical Equipment - 0.8%
Acuity Brands, Inc.	8,850	788,889
LSI Industries, Inc.	181,000	1,238,040
Regal Beloit Corp.	32,500	3,206,125

		5,233,054

Electronic Equipment, Instruments & Components - 2.0%
Coherent, Inc. (A)	11,300	1,414,082
FLIR Systems, Inc.	86,200	2,990,278
Methode Electronics, Inc.	73,850	2,272,364

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc. (A)	13,100	$ 1,010,796
Vishay Intertechnology, Inc.	127,500	2,068,050
Vontier Corp. (A)	100,900	2,899,866

		12,655,436

Energy Equipment & Services - 0.8%
Baker Hughes Co.	315,300	4,656,981
Helmerich & Payne, Inc.	42,700	634,949

		5,291,930

Entertainment - 0.2%
Madison Square Garden Entertainment Corp. (A)	11,700	760,500
Madison Square Garden Sports Corp., Class A (A)	3,950	559,478

		1,319,978

Equity Real Estate Investment Trusts - 4.0%
Apple Hospitality, Inc.	170,000	1,683,000
Brandywine Realty Trust	166,500	1,458,540
Community Healthcare Trust, Inc.	43,750	2,025,625
DiamondRock Hospitality Co.	44,000	217,360
Gaming and Leisure Properties, Inc.	137,577	5,000,924
JBG SMITH Properties	293,196	6,846,127
Lexington Realty Trust	230,500	2,288,865
Physicians Realty Trust	155,500	2,621,730
Piedmont Office Realty Trust, Inc., Class A	55,000	628,100
Sabra Health Care, Inc.	128,000	1,684,480
Summit Hotel Properties, Inc.	72,500	382,800

		24,837,551

Food & Staples Retailing - 0.7%
US Foods Holding Corp. (A)	155,100	3,241,590
Village Super Market, Inc., Class A	44,800	1,014,720

		4,256,310

Food Products - 3.6%
Kraft Heinz Co.	246,600	7,543,494
Nomad Foods, Ltd. (A)	30,850	748,112
Post Holdings, Inc. (A)	122,000	10,479,800
Sanderson Farms, Inc.	9,000	1,151,730
Tyson Foods, Inc., Class A	34,800	1,991,604
Whole Earth Brands, Inc. (A)	111,500	913,185

		22,827,925

Gas Utilities - 2.0%
UGI Corp.	383,800	12,412,092

Health Care Equipment & Supplies - 1.5%
Alcon, Inc. (A)	63,500	3,609,340
AngioDynamics, Inc. (A)	129,350	1,337,479
Meridian Bioscience, Inc. (A)	92,500	1,586,375
OraSure Technologies, Inc. (A)	176,000	2,629,440

		9,162,634

Health Care Providers & Services - 4.1%
AmerisourceBergen Corp.	79,900	7,675,993
AMN Healthcare Services, Inc. (A)	44,250	2,888,640
BioTelemetry, Inc. (A)	10,000	425,800
Centene Corp. (A)	130,700	7,724,370
Cross Country Healthcare, Inc. (A)	273,000	2,143,050
Encompass Health Corp.	30,400	1,863,824

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (A)	15,099	$ 3,016,327

		25,738,004

Health Care Technology - 0.1%
Omnicell, Inc. (A)	10,600	917,430

Hotels, Restaurants & Leisure - 0.7%
Aramark	101,800	2,823,932
Churchill Downs, Inc.	11,300	1,685,395

		4,509,327

Household Durables - 1.4%
Helen of Troy, Ltd. (A)	10,150	1,924,440
KB Home	30,650	988,463
La-Z-Boy, Inc.	64,100	2,194,143
MDC Holdings, Inc.	30,650	1,333,888
PulteGroup, Inc.	17,100	696,996
Turtle Beach Corp. (A)	78,500	1,414,570

		8,552,500

Household Products - 0.4%
Spectrum Brands Holdings, Inc.	41,450	2,357,262

Independent Power & Renewable Electricity Producers - 1.1%
Vistra Corp.	398,000	6,913,260

Insurance - 9.2%
Alleghany Corp.	17,175	9,393,523
Allstate Corp.	78,048	6,926,760
American International Group, Inc.	60,800	1,914,592
Arch Capital Group, Ltd. (A)	267,500	8,081,175
Everest Re Group, Ltd.	4,750	936,130
Fidelity National Financial, Inc.	289,900	9,070,971
Loews Corp.	263,100	9,124,308
Markel Corp. (A)	6,313	5,888,766
Old Republic International Corp.	133,300	2,170,124
Selective Insurance Group, Inc.	58,150	3,027,289
United Fire Group, Inc.	43,768	898,995

		57,432,633

Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	103,800	4,943,994
Expedia Group, Inc.	22,026	2,073,748
Qurate Retail, Inc., Series A	132,800	899,056

		7,916,798

IT Services - 3.5%
Euronet Worldwide, Inc. (A)	40,600	3,606,904
FleetCor Technologies, Inc. (A)	22,500	4,970,475
KBR, Inc.	110,000	2,451,900
Leidos Holdings, Inc.	73,900	6,133,700
Perficient, Inc. (A)	30,350	1,188,506
Science Applications International Corp.	45,250	3,455,742

		21,807,227

Leisure Products - 0.6%
MasterCraft Boat Holdings, Inc. (A)	149,200	3,076,504
Polaris, Inc.	10,500	954,030

		4,030,534

Machinery - 1.7%
Altra Industrial Motion Corp.	42,250	1,806,610
Columbus McKinnon Corp.	55,642	1,885,707
Douglas Dynamics, Inc.	36,150	1,233,077
Gencor Industries, Inc. (A)	86,000	994,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Lydall, Inc. (A)	48,500	$ 959,815
Miller Industries, Inc.	30,850	923,649
Mueller Industries, Inc.	90,450	2,616,718

		10,419,736

Media - 5.9%
Discovery, Inc., Class C (A)	220,660	4,042,491
DISH Network Corp., Class A (A)	215,200	5,485,448
Fox Corp., Class A	298,200	7,908,264
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	208,073	7,199,326
MSG Networks, Inc., Class A (A) (B)	194,000	1,734,360
News Corp., Class A	369,116	4,846,493
ViacomCBS, Inc., Class B (B)	191,313	5,465,812

		36,682,194

Metals & Mining - 0.7%
Commercial Metals Co.	120,000	2,478,000
Kaiser Aluminum Corp.	19,500	1,227,135
Schnitzer Steel Industries, Inc., Class A	48,450	1,017,450

		4,722,585

Mortgage Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc.	1,066,642	7,562,492

Multi-Utilities - 2.4%
CenterPoint Energy, Inc.	307,500	6,497,475
NiSource, Inc.	173,400	3,982,998
NorthWestern Corp.	88,300	4,603,079

		15,083,552

Multiline Retail - 1.3%
Dollar Tree, Inc. (A)	93,200	8,417,824

Oil, Gas & Consumable Fuels - 2.8%
Delek US Holdings, Inc.	64,746	651,345
EQT Corp.	244,640	3,703,850
HollyFrontier Corp.	222,800	4,124,028
Magnolia Oil & Gas Corp., Class A (A)	212,000	920,080
REX American Resources Corp. (A)	28,250	2,053,492
Williams Cos., Inc.	308,400	5,918,196

		17,370,991

Paper & Forest Products - 0.5%
Domtar Corp.	48,500	1,158,180
Glatfelter Corp.	140,550	2,005,649

		3,163,829

Pharmaceuticals - 1.6%
BioDelivery Sciences International, Inc. (A)	446,000	1,409,360
Jazz Pharmaceuticals PLC (A)	40,400	5,821,640
Mylan NV (A)	205,300	2,985,062

		10,216,062

Professional Services - 1.2%
ASGN, Inc. (A)	38,650	2,577,182
FTI Consulting, Inc. (A)	11,950	1,176,597
Heidrick & Struggles International, Inc.	49,100	1,121,935
ICF International, Inc.	41,150	2,690,799

		7,566,513

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	85,000	402,475

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 0.3%
AMERCO	5,000	$ 1,735,800

Semiconductors & Semiconductor Equipment - 4.2%
AXT, Inc. (A) (B)	115,000	684,250
Brooks Automation, Inc.	11,500	537,050
Cohu, Inc.	115,164	2,502,514
Entegris, Inc.	18,100	1,353,337
MagnaChip Semiconductor Corp. (A) (B)	226,000	3,093,940
MaxLinear, Inc. (A)	25,000	661,000
MKS Instruments, Inc.	23,100	2,503,809
NeoPhotonics Corp. (A)	103,500	704,835
Onto Innovation, Inc. (A)	51,150	1,640,380
Qorvo, Inc. (A)	42,324	5,390,385
Silicon Motion Technology Corp., ADR	79,100	2,985,234
Tower Semiconductor, Ltd. (A)	96,850	2,043,535
Universal Display Corp.	9,700	1,923,607

		26,023,876

Software - 2.0%
CDK Global, Inc.	132,500	5,710,750
Progress Software Corp.	35,000	1,272,950
SS&C Technologies Holdings, Inc.	93,100	5,513,382

		12,497,082

Specialty Retail - 2.2%
Abercrombie & Fitch Co., Class A	102,000	1,450,440
American Eagle Outfitters, Inc.	211,000	2,892,810
Foot Locker, Inc.	32,000	1,180,160
Hibbett Sports, Inc. (A)	30,150	1,139,971
Ross Stores, Inc.	33,900	2,887,263
Urban Outfitters, Inc. (A)	96,000	2,144,640
Williams-Sonoma, Inc.	22,100	2,015,741

		13,711,025

Technology Hardware, Storage & Peripherals - 0.8%
NCR Corp. (A)	248,126	5,041,920

Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp. (A)	5,000	1,266,850
Steven Madden, Ltd.	58,850	1,412,989

		2,679,839

Thrifts & Mortgage Finance - 0.8%
Provident Financial Services, Inc.	87,100	1,181,947
TrustCo Bank Corp.	231,400	1,271,543
Washington Federal, Inc.	132,000	2,810,280

		5,263,770

Trading Companies & Distributors - 2.2%
AerCap Holdings NV (A)	231,572	5,749,933
HD Supply Holdings, Inc. (A)	202,939	8,089,148

		13,839,081

Total Common Stocks (Cost $544,366,156)		613,946,542

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	4,090,107	4,090,107

Total Other Investment Company (Cost $4,090,107)		4,090,107

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

Principal	Value
REPURCHASE AGREEMENT - 2.4%

Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $15,081,945 on 11/02/2020. Collateralized by U.S. Government Obligations, 2.63% - 2.75%, due 07/31/2023 - 12/31/2023, and with a total value of $15,383,657.

$ 15,081,945	$ 15,081,945

Total Repurchase Agreement (Cost $15,081,945)	15,081,945

Total Investments (Cost $563,538,208)	633,118,594
Net Other Assets (Liabilities) - (1.3)%	(8,040,532)

Net Assets - 100.0%	$ 625,078,062

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$613,946,542	$—	$—	$613,946,542
Other Investment Company	4,090,107	—	—	4,090,107
Repurchase Agreement	—	15,081,945	—	15,081,945

Total Investments	$618,036,649	$15,081,945	$—	$633,118,594

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,620,995, collateralized by cash collateral of $4,090,107 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,832,902. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2020 began with U.S. markets near all-time highs, though global trade tensions persisted, and manufacturing Purchasing Managers’ Indexes (“PMIs”) softened. It was risk on for markets as equities led the way in total and risk-adjusted returns, followed by high yield, then by investment grade. Treasuries retreated toward the end of 2019.

Worries around trade ceded to concerns over the COVID-19 outbreak early in 2020. Confidence dropped rapidly as the country grappled with a worsening outbreak that eventually led to widespread stay at home orders and the closure of nonessential businesses. Gross domestic product (“GDP”) and private investment contracted, and risk assets declined meaningfully. PMIs declined materially, and GDP eventually faced a historic decline. Equities led the way down with peak-to-trough losses of approximately one third, and high yield bonds posted double digit declines. U.S. Treasuries rallied aggressively as investors fled risk assets.

Markets rebounded in the second quarter, after aggressive monetary stimulus from the U.S. Federal Reserve (“Fed”) and fiscal stimulus from the Federal Government gave markets the confidence that the worst may be over. The damage to the U.S. economy was historic with second quarter GDP declining by over 31%. Economic activity and the employment market improved materially by the end of the fiscal year, albeit both were still lower than they had been at the end of 2019.

Nonfarm payroll gains were a bright spot in October 2020, coming in higher than expected. Both the labor force and employment grew over the month, which led to meaningfully higher headline employment and labor force participation rates. Consumer confidence slightly retreated as an upbeat reading on present conditions was overshadowed by more muted expectations. Headline personal income which was propped up by government unemployment benefits that largely expired in July, advanced nonetheless in September, and spending growth accelerated.

PERFORMANCE

For the period from inception, July 31, 2020, through October 31, 2020, Transamerica Sustainable Bond (Class I) returned -1.52%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -1.26%.

STRATEGY REVIEW

Since inception, the Fund has remained overweight to spread-based assets relative to the benchmark as the team favored excess carry and spread tightening opportunities from select ex-index positioning in securitized credit, high yield and emerging markets. In contrast, the Fund was underweight relative to the benchmark in government-related debt and agency mortgage-backed securities.

In corporate credit, the portfolio managers were selectively partial to credits with strong balance sheets. The Fund remained overweight securitized credit – asset backed (“ABS”), commercial mortgage backed securities (“CMBS”) and residential mortgage backed securities (“RMBS”) – given excess carry and strong structural protections.

Performance was primarily driven by advantageous allocation decisions while security selection was a detractor. Key contributors included the overweight positioning in CMBS and ABS. Within CMBS, the exposure to high-quality office properties was beneficial as these demonstrated greater resilience during the period since the Fund’s inception. Solar ABS continued to see strong credit performance with minimal delinquencies, given high quality underlying borrowers and utility savings associated with staying current.

Investment grade credit was a notable driver of performance due to strong security selection relative to the benchmark. The ex-index exposure to high yield bonds also contributed modestly. By industry, the top contributors included banking, consumer non-cyclical and communications. The largest detractors by industry included financials and utilities.

Conversely, the exposure to Agency RMBS and emerging markets weighed on performance. The largest detractor in the period was an underweight to longer-maturity U.S. Treasuries.

Bradley D. Doyle, CFA

Charles Foster, CFA

Jeremy Mead, CFA

Jose Pluto, CFA

Jeremy Thurm, CFA

James Rich

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	48.0%
U.S. Government Agency Obligations	18.0
Commercial Paper	14.2
Asset-Backed Securities	10.3
Mortgage-Backed Securities	8.5
U.S. Government Obligations	8.1
Other Investment Company	7.8
Foreign Government Obligations	1.5
Loan Assignments	1.4
Net Other Assets (Liabilities)	(17.8)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.61
Duration †	6.03

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	26.1%
AAA	12.2
AA	5.0
A	16.3
BBB	20.0
BB	8.3
B	2.7
CCC and Below	0.7
Not Rated	26.5
Net Other Assets (Liabilities)	(17.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	10 Year or Since Inception		Inception Date
Class I (NAV)	(1.52	)%(A)	07/31/2020
Bloomberg Barclays US Aggregate Bond Index (B)	(1.26	)%(A)
Class I2 (NAV)	(1.51	)%(A)	07/31/2020

(A) Not annualized.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-back securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 10.3%
Helios Issuer LLC Series 2020-AA, Class A, 2.98%, 06/20/2047 (A)	$ 258,541	$ 268,266
Loanpal Solar Loan, Ltd. Series 2020-2GF, Class A, 2.75%, 07/20/2047 (A)	239,563	246,800
MMAF Equipment Finance LLC Series 2020-A, Class A5, 1.56%, 10/09/2042 (A)	186,000	191,085
SoFi Professional Loan Program LLC
Series 2016-C, Class B,
3.35% (B), 05/25/2037 (A)	100,000	101,995
Series 2016-D, Class B,
3.23% (B), 01/25/2039 (A)	100,000	102,642
Series 2017-A, Class A2B,
2.40%, 03/26/2040 (A)	127,194	128,699
Series 2019-C, Class BFX,
3.05%, 11/16/2048 (A)	261,000	269,170
Towd Point Mortgage Trust
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	253,226	259,313
Series 2016-3, Class A1,
2.25% (B), 04/25/2056 (A)	120,474	121,889
Series 2018-3, Class A1,
3.75% (B), 05/25/2058 (A)	263,622	280,927
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	135,191	141,461
Vantage Data Centers LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	180,000	178,882
Vivint Solar Financing VII LLC Series 2020-1A, Class A, 2.21%, 07/31/2051 (A)	250,000	249,001

Total Asset-Backed Securities (Cost $2,533,018)		2,540,130

CORPORATE DEBT SECURITIES - 48.0%
Auto Components - 0.4%
BorgWarner, Inc. 4.38%, 03/15/2045	90,000	103,491

Automobiles - 0.3%
Toyota Motor Credit Corp. 3.40%, 04/14/2025, MTN	70,000	78,094

Banks - 12.0%
Bank of America Corp. Fixed until 10/22/2024, 2.46% (B), 10/22/2025, MTN	440,000	464,707
Barclays Bank PLC 10.18%, 06/12/2021 (A)	80,000	84,243
CIT Group, Inc. 4.75%, 02/16/2024	225,000	241,875
Citigroup, Inc. Fixed until 05/15/2023, 1.68% (B), 05/15/2024	220,000	225,309
Huntington National Bank 3.55%, 10/06/2023	250,000	271,134
ING Groep NV Fixed until 07/01/2025, 1.40% (B), 07/01/2026 (A)	200,000	201,576

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA 3.38%, 01/12/2023 (A)	$ 200,000	$ 208,121
JPMorgan Chase & Co. Fixed until 09/16/2023, 0.65% (B), 09/16/2024	279,000	279,171
Natwest Group PLC Fixed until 05/22/2023, 2.36% (B), 05/22/2024	200,000	206,623
PNC Bank NA 4.05%, 07/26/2028	250,000	291,063
Standard Chartered PLC Fixed until 10/14/2022, 1.32% (B), 10/14/2023 (A) (C)	204,000	204,847
US Bancorp 3.10%, 04/27/2026, MTN	250,000	278,261

		2,956,930

Biotechnology - 0.5%
AbbVie, Inc.
3.20%, 05/14/2026	20,000	22,089
4.05%, 11/21/2039 (A)	20,000	22,935
Amgen, Inc. 3.13%, 05/01/2025	40,000	43,648
Gilead Sciences, Inc. 3.65%, 03/01/2026	20,000	22,579

		111,251

Building Products - 0.8%
Cornerstone Building Brands, Inc. 8.00%, 04/15/2026 (A)	179,000	186,160

Capital Markets - 0.6%
Morgan Stanley Fixed until 10/21/2024, 0.86% (B), 10/21/2025	140,000	139,816

Chemicals - 2.8%
Huntsman International LLC 4.50%, 05/01/2029	80,000	89,247
Minerals Technologies, Inc. 5.00%, 07/01/2028 (A)	200,000	206,000
Orbia Advance Corp. SAB de CV 5.88%, 09/17/2044 (D)	200,000	232,698
PPG Industries, Inc. 2.55%, 06/15/2030	50,000	53,048
Sherwin-Williams Co. 4.50%, 06/01/2047 (C)	80,000	100,217

		681,210

Commercial Services & Supplies - 0.8%
Covanta Holding Corp. 5.00%, 09/01/2030 (C)	106,000	107,855
Waste Management, Inc. 3.13%, 03/01/2025	80,000	87,700

		195,555

Communications Equipment - 0.7%
CommScope Technologies LLC 6.00%, 06/15/2025 (A)	183,000	181,422

Construction & Engineering - 0.5%
SBA Tower Trust 3.45%, 03/15/2048 (A)	125,000	133,103

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.8%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (A)	$ 190,000	$ 198,812

Consumer Finance - 0.4%
American Honda Finance Corp. 2.30%, 09/09/2026, MTN	90,000	95,970

Containers & Packaging - 0.6%
Cascades, Inc. / Cascades USA, Inc.
5.13%, 01/15/2026 (A)	59,000	61,655
5.38%, 01/15/2028 (A)	88,000	91,740

		153,395

Diversified Financial Services - 0.6%
USAA Capital Corp. 2.13%, 05/01/2030 (A)	150,000	156,210

Diversified Telecommunication Services - 2.6%
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	200,000	205,500
Network i2i, Ltd. Fixed until 01/15/2025 (E), 5.65% (B) (D)	200,000	200,300
Verizon Communications, Inc. 3.88%, 02/08/2029	200,000	234,071

		639,871

Electric Utilities - 3.2%
Duke Energy Carolinas LLC 3.95%, 11/15/2028	110,000	130,956
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	120,000	134,770
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	137,000	143,165
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	70,000	71,443
Northern States Power Co. 2.60%, 06/01/2051	70,000	70,540
Pattern Energy Operations, LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	221,000	230,421

		781,295

Equity Real Estate Investment Trusts - 4.9%
American Tower Corp. 3.60%, 01/15/2028	80,000	89,361
Crown Castle International Corp. 3.30%, 07/01/2030	50,000	54,485
Digital Realty Trust, LP 3.70%, 08/15/2027	140,000	157,614
Equinix, Inc. 5.38%, 05/15/2027	130,000	141,722
Federal Realty Investment Trust 1.25%, 02/15/2026	84,000	83,766
HAT Holdings I LLC / HAT Holdings II LLC 6.00%, 04/15/2025 (A)	197,000	209,066
Healthpeak Properties, Inc. 3.50%, 07/15/2029	90,000	99,818
Prologis, LP 3.75%, 11/01/2025 (C)	130,000	147,876
UDR, Inc. 3.10%, 11/01/2034	80,000	86,409

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Ventas Realty, LP 3.50%, 02/01/2025	$ 130,000	$ 141,509

		1,211,626

Food & Staples Retailing - 1.6%
Kroger Co. 4.50%, 01/15/2029	150,000	182,505
Sysco Corp. 3.30%, 07/15/2026 - 02/15/2050	210,000	218,920

		401,425

Food Products - 1.8%
Danone SA 2.95%, 11/02/2026 (A)	200,000	219,549
Grupo Bimbo SAB de CV Fixed until 04/17/2023 (E), 5.95% (B) (D)	200,000	212,802

		432,351

Health Care Equipment & Supplies - 0.7%
Danaher Corp. 3.35%, 09/15/2025	80,000	88,766
Koninklijke Philips NV 6.88%, 03/11/2038	60,000	91,492

		180,258

Household Durables - 0.3%
D.R. Horton, Inc. 2.60%, 10/15/2025	70,000	74,679

Household Products - 0.7%
Kimberly-Clark Corp. 3.10%, 03/26/2030	80,000	91,200
Procter & Gamble Co. 2.45%, 11/03/2026	80,000	87,811

		179,011

Industrial Conglomerates - 0.5%
Carlisle Cos., Inc. 2.75%, 03/01/2030	110,000	116,676

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.10%, 08/15/2030	40,000	39,080

IT Services - 0.2%
International Business Machines Corp. 3.30%, 01/27/2027	35,000	39,026

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. 3.20%, 08/15/2027	120,000	134,056

Machinery - 0.3%
Xylem, Inc. 1.95%, 01/30/2028	80,000	82,662

Multi-Utilities - 1.1%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	110,000	126,240
Public Service Co. of Colorado 4.10%, 06/15/2048	110,000	137,745

		263,985

Paper & Forest Products - 0.7%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	157,000	167,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Personal Products - 0.4%
Unilever Capital Corp. 2.00%, 07/28/2026	$ 100,000	$ 106,420

Pharmaceuticals - 3.0%
AstraZeneca PLC 4.00%, 01/17/2029	60,000	71,624
Bausch Health Cos., Inc. 5.25%, 01/30/2030 (A)	189,000	186,647
Eli Lilly & Co. 2.75%, 06/01/2025	40,000	43,618
GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	40,000	44,834
Merck & Co., Inc. 3.70%, 02/10/2045	40,000	47,452
Pfizer, Inc. 4.20%, 09/15/2048	40,000	52,001
Sanofi 3.38%, 06/19/2023	40,000	42,969
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	200,000	246,642

		735,787

Semiconductors & Semiconductor Equipment - 0.9%
Intel Corp. 3.73%, 12/08/2047	140,000	164,561
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (A)	50,000	54,914

		219,475

Software - 0.6%
Microsoft Corp. 3.30%, 02/06/2027	130,000	147,689

Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc. 3.00%, 06/20/2027	130,000	145,432
Dell International LLC / EMC Corp.
6.02%, 06/15/2026 (A)	70,000	82,981
6.20%, 07/15/2030 (A)	70,000	85,552
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	40,000	45,957

		359,922

Water Utilities - 0.5%
American Water Capital Corp. 3.45%, 06/01/2029	110,000	125,211

Total Corporate Debt Securities (Cost $11,959,507)		11,809,745

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Chile - 0.7%
Chile Government International Bond 3.63%, 10/30/2042	150,000	168,000

Panama - 0.3%
Panama Government International Bond 6.70%, 01/26/2036	53,000	76,585

Uruguay - 0.5%
Uruguay Government International Bond 4.38%, 10/27/2027	113,000	132,070

Total Foreign Government Obligations (Cost $399,655)		376,655

	Principal	Value
LOAN ASSIGNMENTS - 1.4%
Commercial Services & Supplies - 0.4%
GFL Environmental, Inc. Term Loan B, TBD, 05/30/2025 (F) (G)	$ 90,000	$ 88,988

Communications Equipment - 0.3%
Avaya, Inc. Term Loan B, TBD, 12/15/2027 (F) (G)	90,000	86,625

IT Services - 0.3%
Rackspace Hosting, Inc. 1st Lien Term Loan, TBD, 11/03/2023 (F) (G)	84,000	81,993

Machinery - 0.4%
Vertiv Group Corp. Term Loan B, TBD, 03/02/2027 (F) (G)	90,000	87,694

Total Loan Assignments (Cost $351,232)		345,300

MORTGAGE-BACKED SECURITIES - 8.5%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, 1-Month LIBOR + 0.88%, 1.03% (B), 09/15/2034 (A)	200,000	199,876
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (A)	200,000	206,005
Benchmark Mortgage Trust Series 2020-IG1, Class A3, 2.69%, 09/15/2043	242,000	259,477
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month LIBOR + 1.75%, 1.90% (B), 12/15/2037 (A)	115,000	114,899
Hudson Yards Mortgage Trust Series 2019-55HY, Class A, 2.94% (B), 12/10/2041 (A)	250,000	271,768
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A,
3.40%, 06/05/2039 (A)	300,000	338,691
Series 2019-OSB, Class C,
3.75% (B), 06/05/2039 (A)	56,000	60,633
Manhattan West Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	185,000	187,603
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	257,585	273,046
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (A)	170,000	184,708

Total Mortgage-Backed Securities (Cost $2,117,917)		2,096,706

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.51%, 03/25/2029	225,000	263,591
3.90%, 04/25/2028	418,000	496,550

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association 0.88%, 08/05/2030	$ 239,000	$ 232,546
Uniform Mortgage-Backed Security
2.50%, TBA (G)	430,000	446,872
3.00%, TBA (G)	2,870,000	2,999,618

Total U.S. Government Agency Obligations (Cost $4,462,533)		4,439,177

U.S. GOVERNMENT OBLIGATIONS - 8.1%
U.S. Treasury - 8.1%
U.S. Treasury Bond 1.25%, 05/15/2050 (C)	1,702,000	1,546,160
U.S. Treasury Note
0.13%, 07/31/2022	99,000	98,942
0.63%, 08/15/2030	350,000	342,344

Total U.S. Government Obligations (Cost $2,165,035)		1,987,446

COMMERCIAL PAPER - 14.2%
Banks - 8.1%
BNP Paribas SA 0.17% (H), 11/03/2020	1,000,000	999,992
DnB Bank ASA 0.21% (H), 01/29/2021	1,000,000	999,669

		1,999,661

	Principal	Value

COMMERCIAL PAPER (continued)
Consumer Finance - 4.1%
American Honda Finance Corp. 0.41% (H), 11/04/2020	$ 1,000,000	$ 999,978

Pharmaceuticals - 2.0%
Pfizer, Inc.
0.10% (H), 11/17/2020	250,000	249,991
0.12% (H), 11/25/2020	250,000	249,984

		499,975

Total Commercial Paper (Cost $3,499,407)		3,499,614

	Shares	Value
OTHER INVESTMENT COMPANY - 7.8%
Securities Lending Collateral - 7.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (H)	1,912,438	1,912,438

Total Other Investment Company (Cost $1,912,438)		1,912,438

Total Investments (Cost $29,400,742)		29,007,211
Net Other Assets (Liabilities) - (17.8)%		(4,386,667)

Net Assets - 100.0%		$ 24,620,544

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$2,540,130	$—	$2,540,130
Corporate Debt Securities	—	11,809,745	—	11,809,745
Foreign Government Obligations	—	376,655	—	376,655
Loan Assignments	—	345,300	—	345,300
Mortgage-Backed Securities	—	2,096,706	—	2,096,706
U.S. Government Agency Obligations	—	4,439,177	—	4,439,177
U.S. Government Obligations	—	1,987,446	—	1,987,446
Commercial Paper	—	3,499,614	—	3,499,614
Other Investment Company	1,912,438	—	—	1,912,438

Total Investments	$1,912,438	$27,094,773	$—	$29,007,211

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $7,765,742, representing 31.5% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,981,727, collateralized by cash collateral of $1,912,438 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $108,940. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $645,800, representing 2.6% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the security represents unsettled loan commitments at October 31, 2020 where the rate will be determined at time of settlement.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at October 31, 2020.
(I)	There were no transfers in or out of Level 3 during the period ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Credit-related asset classes performed relatively well in the last two months of 2019 as trade tensions eased, fears about slowing global growth abated and developed market central banks continued to engage in the next phase of stimulus. The U.S. Federal Reserve (the “Fed”) made an anticipated 25 basis points (“bps”) cut during its October meeting, the third such cut in as many meetings, lowering the federal funds target range to 1.5%-1.75%, and began expanding its balance sheet. Additionally, growth in Asia appeared to have stabilized as many central banks eased policy, and the U.S. economy rose by a better-than-expected 2.1% in the third quarter as the consumer remained strong and the Fed cut rates. By the end of the year, Treasury rates pushed towards the top end of recent trading ranges while the Fed refreshed its dot plot signaling no action in 2020 and the potential for one hike in 2021.

Following the rally in December 2019, credit spreads continued to tighten throughout the first few weeks of January amid a backdrop of consistently positive macroeconomic data, a signed phase one U.S.-China trade agreement, and a relatively strong start to fourth quarter earnings. However, the outbreak of Covid-19 during the last couple weeks of January reversed this trend and put the reinvigorated global growth story on hold as investors grappled with the potential implications. Subsequently, the first few weeks of February saw investors shrug off concerns of a material economic impact caused by the outbreak. However, the global spread of the virus towards the end of February 2020 increased fears of a global pandemic, leading to a market selloff and bringing 10-year Treasury yields to record lows. The selloff continued in March as markets experienced steep declines. The pace of spread widening was historic, faster than any other period on record, and spreads were trading at levels not seen since the 2008-2009 Global Financial Crisis. As a result of the outbreak, governments across the globe imposed extreme containment measures and shut down non-essential functions. Central banks began taking dramatic steps to combat the economic shocks caused by the outbreak, with government-sponsored fiscal stimulus following soon thereafter.

Markets began recovering in April 2020 as the dramatic monetary and fiscal actions taken to combat the economic shocks renewed investor confidence. The Fed expanded its bond buying program on April 9 to include fallen angels as well as high yield exchange-traded funds, with an aim to ensure credit markets are able to support businesses that are otherwise fundamentally sound. This helped lead to a pick-up in issuance of high yield bonds, though primarily in the senior secured format. The recovery continued in May as investor confidence improved further on the back of consistent monetary and fiscal support and in anticipation of an imminent reopening of economies as most developed market countries moved past peak infection. The pace of the recovery slowed in June as investors had to weigh improving economic reports, albeit from incredibly low levels, against the increase in Covid-19 infections across many parts of the country threatening the economic reopening. Technical conditions remained supportive as a deluge of new-issue activity was met with record retail inflows alongside the start of the Fed’s exchange-traded funds buying program.

The recovery reaccelerated in July and August 2020 amid ongoing accommodative monetary policy in the United States and globally, better-than-feared earnings, positive news around vaccine and treatment development, and progress on another fiscal relief package. However, we saw renewed volatility in September due to increased uncertainty around additional fiscal stimulus in the U.S., the surge of COVID-19 in Europe, and political uncertainty from the upcoming U.S. presidential election and Brexit. September’s sell-off was short-term in nature as better-than-expected earnings and an accommodative Fed assuaged investor concerns.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Unconstrained Bond (Class I) returned 3.83%. By comparison, its benchmark, the ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index, returned 1.38%.

STRATEGY REVIEW

The Fund has both top-down and bottom-up elements to it. The global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of 9-18 months. These targets are expected to be reset two to six times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations, and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the portfolio.

The Fund benefited most from allocations to asset classes with longer spread and interest rate duration, particularly during the recovery period in April to October of 2020. The three largest contributors from an asset allocation standpoint were long duration investment grade corporate bonds, high yield bonds and emerging markets corporate high yield bonds. The asset allocation to emerging markets sovereign holdings, both investment grade and below investment grade, detracted over the trailing year as they came under pressure in March along with most risk assets.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

(unaudited)

STRATEGY REVIEW (continued)

From a security selection standpoint, the Fund benefited from credit selection among intermediate and long duration investment grade corporate bonds as well as emerging markets corporate high yield bonds. However, credit selection among below investment grade collateralized loan obligation debt tranches and european investment grade corporate bonds detracted from performance.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Gunther H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	71.1%
Foreign Government Obligations	10.6
Loan Assignments	8.5
Short-Term Investment Company	5.7
Other Investment Company	2.0
Short-Term U.S. Government Obligation	1.3
Preferred Stocks	1.2
Asset-Backed Securities	0.7
U.S. Government Obligations	0.3
Convertible Bond	0.0 *
Common Stocks	0.0 *
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.29
Duration †	3.02

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.6%
AAA	0.3
AA	2.3
A	12.6
BBB	33.7
BB	20.7
B	19.0
CCC and Below	3.0
Not Rated	8.2
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	N/A	N/A	(3.82	)%(A)	10/01/2020
Class A (NAV)	N/A	N/A	0.98	%(A)	10/01/2020
Class I (NAV)	3.83%	3.75%	3.33%		12/08/2014
ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index (B)	1.38%	1.50%	1.31%
Class I2 (NAV)	3.93%	3.89%	3.46%		12/08/2014

(A) Not annualized.

(B) The ICE BofAML U.S. Dollar LIBOR 3-Month Constant Maturity Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in the Fund entails interest rate risk, pre-payment risk, and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. The Fund may also invest in foreign securities, including emerging markets, which carry currency risk if denominated in non-dollar or non-USD and are difficult to trade during periods of stress. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Derivatives involve risks in addition to the risks of underlying securities, particularly counterparty and liquidity risk.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 0.7%
Ares XXXIIR CLO, Ltd. Series 2014-32RA, Class E, 3-Month LIBOR + 8.40%, 8.68% (A), 05/15/2030 (B)	$ 3,400,000	$ 2,544,264
Ares XXXVII CLO, Ltd. Series 2015-4A, Class ER, 3-Month LIBOR + 7.27%, 7.51% (A), 10/15/2030 (B)	4,000,000	2,964,764
Avery Point VI CLO, Ltd. Series 2015-6A, Class F, 3-Month LIBOR + 6.80%, 7.05% (A), 08/05/2027 (B)	2,000,000	1,512,786
Dryden 55 CLO, Ltd. Series 2018-55A, Class F, 3-Month LIBOR + 7.20%, 7.44% (A), 04/15/2031 (B)	3,000,000	2,224,023
Octagon Investment Partners 18-R, Ltd. Series 2018-18A, Class E, 3-Month LIBOR + 8.25%, 8.48% (A), 04/16/2031 (B)	1,625,000	1,186,262

Total Asset-Backed Securities (Cost $13,283,750)		10,432,099

CONVERTIBLE BOND - 0.0% (C)
Energy Equipment & Services - 0.0% (C)
Hi-Crush, Inc. 8.00%, 04/09/2026 (D) (E) (F)	459,000	459,000

Total Convertible Bond (Cost $413,921)		459,000

CORPORATE DEBT SECURITIES - 71.1%
Aerospace & Defense - 0.4%
BAE Systems Holdings, Inc. 3.85%, 12/15/2025 (B)	223,000	251,825
BAE Systems PLC 3.40%, 04/15/2030 (B)	831,000	924,383
Embraer Finance BV
5.40%, 02/01/2027	2,050,000	1,949,591
6.95%, 01/17/2028 (B)	350,000	352,450
Huntington Ingalls Industries, Inc. 4.20%, 05/01/2030 (B)	175,000	201,817
Lockheed Martin Corp. 3.10%, 01/15/2023	647,000	682,615
Moog, Inc. 4.25%, 12/15/2027 (B)	904,000	927,730
Spirit AeroSystems, Inc. 7.50%, 04/15/2025 (B)	1,391,000	1,401,419

		6,691,830

Air Freight & Logistics - 0.2%
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028 (B)	2,125,000	2,159,531
FedEx Corp. 1.88%, 08/20/2035	211,000	211,048
United Parcel Service, Inc. 3.90%, 04/01/2025	107,000	121,404

		2,491,983

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines - 0.4%
American Airlines, Inc. 11.75%, 07/15/2025 (B)	$ 1,925,000	$ 1,872,062
Controladora Mabe SA de CV 5.60%, 10/23/2028 (G)	1,350,000	1,530,576
Delta Air Lines, Inc. 7.00%, 05/01/2025 (B)	1,576,000	1,719,917
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.50%, 10/20/2025 (B)	410,387	416,521
4.75%, 10/20/2028 (B)	305,000	311,775

		5,850,851

Auto Components - 0.2%
Allison Transmission, Inc. 5.00%, 10/01/2024 (B)	1,350,000	1,362,082
BorgWarner, Inc.
2.65%, 07/01/2027 (H)	123,000	129,080
5.00%, 10/01/2025 (B)	991,000	1,150,961
Dana, Inc. 5.38%, 11/15/2027	869,000	897,243

		3,539,366

Automobiles - 0.8%
Ford Motor Co.
4.75%, 01/15/2043	2,086,000	1,926,838
6.63%, 10/01/2028	2,096,000	2,342,280
7.45%, 07/16/2031	209,000	248,971
8.50%, 04/21/2023	615,000	678,806
Nissan Motor Co., Ltd.
2.65%, 03/17/2026 (B)	EUR 1,000,000	1,178,665
3.04%, 09/15/2023 (B)	$ 200,000	202,962
Tesla, Inc. 5.30%, 08/15/2025 (B)	373,000	385,916
Volkswagen Financial Services AG 3.38%, 04/06/2028, MTN (G)	EUR 1,335,000	1,840,442
Volkswagen International Finance NV
Fixed until 06/27/2024 (I), 3.38% (A) (G)	800,000	935,203
Fixed until 03/24/2021 (I), 3.75% (A) (G)	2,315,000	2,709,646

		12,449,729

Banks - 11.6%
ADCB Finance Cayman, Ltd.
4.00%, 03/29/2023, MTN (G)	$ 1,600,000	1,696,192
4.50%, 03/06/2023, MTN (G)	600,000	636,858
Akbank T.A.S.
5.13%, 03/31/2025, MTN (G)	400,000	368,752
6.80%, 02/06/2026 (B) (H)	1,555,000	1,503,371
Al Ahli Bank of Kuwait KSCP 3.50%, 04/05/2022 (G)	1,000,000	1,030,310
Australia & New Zealand Banking Group, Ltd.
Fixed until 07/22/2025, 2.95% (A), 07/22/2030 (B)	637,000	660,849
Fixed until 06/15/2026 (I), 6.75% (A) (B)	563,000	638,588
Banco de Bogota SA 6.25%, 05/12/2026 (G)	2,000,000	2,195,020
Banco de Credito e Inversiones SA 3.50%, 10/12/2027 (G)	1,500,000	1,627,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banco Inbursa SA Institucion de Banca Multiple Grupo Financiero Inbursa 4.38%, 04/11/2027 (G)	$ 1,500,000	$ 1,582,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander 5.38%, 04/17/2025 (B)	284,000	318,083
Banco Santander SA
1.38%, 01/05/2026, MTN (G)	EUR 1,500,000	1,821,305
2.71%, 06/27/2024	$ 200,000	211,698
Bank Mandiri Persero Tbk PT 4.75%, 05/13/2025, MTN (G)	1,110,000	1,219,738
Bank of America Corp.
3-Month LIBOR + 1.16%, 1.38% (A), 01/20/2023, MTN	2,000,000	2,021,848
Fixed until 05/19/2023, 1.49% (A), 05/19/2024, MTN	324,000	330,616
Fixed until 07/23/2030, 1.90% (A), 07/23/2031, MTN	147,000	145,211
Fixed until 10/22/2024, 2.46% (A), 10/22/2025, MTN	307,000	324,239
2.63%, 04/19/2021, MTN	835,000	844,004
Fixed until 10/24/2050, 2.83% (A), 10/24/2051, MTN	1,612,000	1,602,506
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	2,152,000	2,418,179
Fixed until 03/20/2050, 4.08% (A), 03/20/2051, MTN	1,443,000	1,760,125
6.11%, 01/29/2037	2,132,000	3,009,998
Bank of China, Ltd. 5.00%, 11/13/2024 (G)	1,000,000	1,109,910
Bank of Montreal 2.05%, 11/01/2022, MTN	409,000	422,591
Bank of Nova Scotia Fixed until 06/04/2025 (I), 4.90% (A)	2,187,000	2,282,791
BankUnited, Inc.
4.88%, 11/17/2025	180,000	203,712
5.13%, 06/11/2030	5,009,000	5,497,712
Barclays PLC
Fixed until 09/23/2030, 3.56% (A), 09/23/2035	747,000	739,575
Fixed until 12/15/2025 (I), 6.13% (A)	2,500,000	2,543,750
Fixed until 03/15/2022 (I), 7.88% (A) (G)	4,000,000	4,124,400
Fixed until 06/15/2024 (I), 8.00% (A)	2,963,000	3,177,817
BNP Paribas SA
Fixed until 03/20/2021, 2.88% (A), 03/20/2026, MTN (G)	EUR 3,500,000	4,111,698
Fixed until 01/13/2030, 3.05% (A), 01/13/2031 (B)	$ 271,000	287,226
Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	778,000	859,057
Fixed until 03/14/2022 (I), 6.75% (A) (B)	3,305,000	3,383,494

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA (continued)
Fixed until 03/30/2021 (I), 7.63% (A) (B)	$ 400,000	$ 405,000
Canadian Imperial Bank of Commerce
0.95%, 10/23/2025	102,000	101,981
2.25%, 01/28/2025	241,000	253,934
CBQ Finance, Ltd. 5.00%, 05/24/2023, MTN (G)	1,900,000	2,052,274
Citigroup, Inc.
3-Month LIBOR + 1.07%, 1.32% (A), 12/08/2021	1,000,000	1,009,399
Fixed until 01/29/2030, 2.67% (A), 01/29/2031	899,000	943,243
Fixed until 06/01/2023, 4.04% (A), 06/01/2024	305,000	330,515
4.45%, 09/29/2027	169,000	194,989
4.65%, 07/23/2048	982,000	1,272,874
4.75%, 05/18/2046	477,000	596,476
5.30%, 05/06/2044	773,000	1,024,216
6.00%, 10/31/2033	883,000	1,186,171
Citizens Financial Group, Inc. 2.64%, 09/30/2032 (B)	201,000	201,961
Cooperatieve Rabobank UA Fixed until 09/24/2025, 1.00% (A), 09/24/2026 (B)	350,000	347,333
Credit Agricole SA
Fixed until 06/16/2025, 1.91% (A), 06/16/2026 (B)	250,000	256,092
Fixed until 01/23/2024 (I), 7.88% (A) (B)	4,000,000	4,408,800
Fixed until 12/23/2025 (I), 8.13% (A) (B)	1,553,000	1,822,290
Danske Bank A/S
Fixed until 08/27/2024, 0.50% (A), 08/27/2025 (G)	EUR 1,750,000	2,034,286
Fixed until 02/12/2025, 1.38% (A), 02/12/2030, MTN (G)	2,500,000	2,896,799
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	$ 210,000	222,584
Fixed until 06/26/2025 (I), 7.00% (A) (G)	500,000	536,070
DBS Group Holdings, Ltd. Fixed until 02/27/2025 (I), 3.30% (A), MTN (G) (H)	5,000,000	4,987,500
Discover Bank 2.70%, 02/06/2030	541,000	564,171
First Abu Dhabi Bank PJSC 3.00%, 03/30/2022, MTN (G)	1,000,000	1,029,740
First Horizon Bank 5.75%, 05/01/2030	563,000	634,962
HSBC Holdings PLC
0.88%, 09/06/2024 (G)	EUR 1,100,000	1,311,788
Fixed until 06/04/2030, 2.85% (A), 06/04/2031	$ 756,000	784,179
Fixed until 09/29/2023 (I), 6.00% (A) (G)	EUR 1,700,000	2,094,601
Fixed until 03/30/2025 (I), 6.38% (A) (H)	$ 3,000,000	3,123,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Groep NV
Fixed until 07/01/2025, 1.40% (A), 07/01/2026 (B)	$ 321,000	$ 323,530
Fixed until 11/16/2026 (I), 5.75% (A)	2,050,000	2,135,854
Fixed until 04/16/2025 (I), 6.50% (A)	1,500,000	1,588,125
JPMorgan Chase & Co.
Fixed until 09/16/2023, 0.65% (A), 09/16/2024	216,000	216,133
Fixed until 03/13/2025, 2.01% (A), 03/13/2026	480,000	497,572
Fixed until 05/13/2030, 2.96% (A), 05/13/2031	298,000	317,354
Fixed until 04/22/2040, 3.11% (A), 04/22/2041	1,999,000	2,140,300
Fixed until 04/22/2050, 3.11% (A), 04/22/2051	1,074,000	1,134,556
Fixed until 01/23/2028, 3.51% (A), 01/23/2029	225,000	252,607
Fixed until 07/24/2037, 3.88% (A), 07/24/2038	1,341,000	1,575,747
Fixed until 04/30/2024 (I), 6.13% (A)	635,000	661,587
Lloyds Banking Group PLC
Fixed until 06/27/2026 (I), 6.75% (A)	1,881,000	1,972,699
Fixed until 06/27/2024 (I), 7.50% (A)	2,300,000	2,426,500
Malayan Banking Bhd. Fixed until 10/29/2021, 3.91% (A), 10/29/2026 (G)	1,200,000	1,222,488
Metropolitan Bank & Trust Co. 2.13%, 01/15/2026, MTN (G)	1,900,000	1,896,200
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/2025	298,000	312,401
2.56%, 02/25/2030	2,300,000	2,426,668
3.20%, 07/18/2029	3,500,000	3,854,866
Mizuho Financial Group, Inc.
Fixed until 09/13/2024, 2.56% (A), 09/13/2025	418,000	438,894
Fixed until 07/16/2029, 3.15% (A), 07/16/2030	2,000,000	2,175,119
National Bank of Canada 2.15%, 10/07/2022 (B)	329,000	339,778
National Westminster Bank PLC 3-Month EURIBOR + 2.15%, 1.65% (A), 01/05/2021, MTN (G) (I)	EUR 2,170,000	2,420,437
Natwest Group PLC
Fixed until 05/22/2023, 2.36% (A), 05/22/2024	$ 281,000	290,305
Fixed until 08/28/2030, 3.03% (A), 11/28/2035	529,000	513,088
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	287,000	314,340
Fixed until 12/29/2025 (I), 6.00% (A)	1,875,000	1,940,062

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
NatWest Markets PLC
2.38%, 05/21/2023 (B)	$ 515,000	$ 533,128
2.75%, 04/02/2025, MTN (G)	EUR 1,500,000	1,911,365
Nordea Bank Abp Fixed until 03/26/2026 (I), 6.63% (A) (B)	$ 2,721,000	3,044,119
Oversea-Chinese Banking Corp., Ltd.
Fixed until 09/10/2025, 1.83% (A), 09/10/2030 (B)	510,000	508,531
4.25%, 06/19/2024, MTN (G)	1,300,000	1,419,883
Philippine National Bank 3.28%, 09/27/2024, MTN (G)	2,000,000	2,097,891
Powszechna Kasa Oszczednosci Bank Polski SA via PKO Finance AB 4.63%, 09/26/2022 (G)	1,750,000	1,859,854
QNB Finance, Ltd.
2.13%, 09/07/2021, MTN (G)	1,250,000	1,261,178
3.50%, 03/28/2024, MTN (G)	550,000	584,694
Santander Holdings USA, Inc. 3.24%, 10/05/2026	82,000	88,245
Shinhan Bank Co., Ltd. 3.88%, 03/24/2026, MTN (G)	2,200,000	2,425,170
Signature Bank Fixed until 10/15/2025, 4.00% (A), 10/15/2030	329,000	330,040
Skandinaviska Enskilda Banken AB Fixed until 05/28/2021, 2.50% (A), 05/28/2026, MTN (G)	EUR 3,250,000	3,829,815
Societe Generale SA Fixed until 12/18/2023 (I), 7.88% (A), (B) (H)	$ 2,000,000	2,133,760
Standard Chartered PLC
Fixed until 07/02/2026, 0.90% (A), 07/02/2027, MTN (G)	EUR 2,000,000	2,349,919
Fixed until 04/02/2022 (I), 7.50% (A) (B)	$ 3,488,000	3,601,360
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	2,000,000	2,030,502
Synovus Bank Fixed until 02/10/2022, 2.29% (A), 02/10/2023	271,000	274,535
Truist Bank 2.25%, 03/11/2030	1,004,000	1,032,525
Fixed until 09/17/2024, 2.64% (A), 09/17/2029	410,000	425,008
UniCredit SpA
Fixed until 07/22/2026, 2.20% (A), 07/22/2027, MTN (G)	EUR 1,550,000	1,840,564
Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	$ 350,000	346,889
Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (B)	3,012,000	3,050,681
United Overseas Bank, Ltd.
Fixed until 09/16/2021, 3.50% (A), 09/16/2026, MTN (G)	1,300,000	1,322,373
Fixed until 10/19/2023 (I), 3.88% (A), MTN (G)	3,500,000	3,587,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
3-Month LIBOR + 1.11%, 1.32% (A), 01/24/2023	$ 4,000,000	$ 4,030,312
Fixed until 06/02/2027, 2.39% (A), 06/02/2028, MTN	268,000	278,536
Fixed until 04/30/2040, 3.07% (A), 04/30/2041	1,796,000	1,858,184
4.30%, 07/22/2027, MTN	873,000	1,002,079
4.65%, 11/04/2044, MTN	2,448,000	2,967,677
Fixed until 04/04/2050, 5.01% (A), 04/04/2051, MTN	442,000	597,975
Woori Bank 5.13%, 08/06/2028, MTN (G)	1,900,000	2,231,322
Zions Bancorp NA 3.25%, 10/29/2029	2,001,000	2,007,366

		183,588,896

Beverages - 1.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	4,823,000	5,899,195
Anheuser-Busch InBev SA 3.70%, 04/02/2040 (G)	EUR 1,000,000	1,551,896
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 04/15/2048	$ 1,079,000	1,278,491
4.75%, 01/23/2029	140,000	169,543
Coca-Cola Co. 2.50%, 03/15/2051	1,451,000	1,429,982
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032	1,094,000	1,094,766
Diageo Capital PLC 2.13%, 04/29/2032	242,000	251,340
Heineken NV
2.25%, 03/30/2030, MTN (G)	EUR 1,690,000	2,305,346
3.50%, 01/29/2028 (B)	$ 395,000	446,436
Keurig Dr. Pepper, Inc.
3.80%, 05/01/2050	948,000	1,080,427
4.50%, 11/15/2045	631,000	777,227
PepsiCo, Inc.
2.25%, 03/19/2025	164,000	174,739
2.88%, 10/15/2049	2,575,000	2,754,114
Pernod Ricard International Finance LLC 2.75%, 10/01/2050 (B)	329,000	314,549

		19,528,051

Biotechnology - 0.5%
AbbVie, Inc.
4.05%, 11/21/2039 (B)	1,326,000	1,520,594
4.25%, 11/21/2049 (B)	1,396,000	1,630,398
4.50%, 05/14/2035	512,000	622,341
Amgen, Inc.
3.15%, 02/21/2040	1,844,000	1,939,282
3.38%, 02/21/2050	608,000	647,025
5.15%, 11/15/2041	552,000	738,787
Biogen, Inc. 3.15%, 05/01/2050	388,000	375,472

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/2030	$ 173,000	$ 166,768
2.80%, 09/15/2050	657,000	616,962

		8,257,629

Building Products - 0.5%
Carrier Global Corp.
2.70%, 02/15/2031 (B)	307,000	321,863
2.72%, 02/15/2030 (B)	458,000	478,023
3.38%, 04/05/2040 (B)	1,476,000	1,560,143
Griffon Corp. 5.75%, 03/01/2028	1,754,000	1,828,545
Masco Corp. 2.00%, 10/01/2030	873,000	872,183
Owens Corning 4.30%, 07/15/2047	781,000	861,968
Standard Industries, Inc. 3.38%, 01/15/2031 (B)	1,420,000	1,382,134

		7,304,859

Capital Markets - 3.0%
Altice France Holding SA 6.00%, 02/15/2028 (B)	1,825,000	1,756,563
Ameriprise Financial, Inc. 3.00%, 03/22/2022	157,000	162,711
Bank of New York Mellon Corp. Fixed until 09/20/2025 (I), 4.70% (A)	1,667,000	1,783,690
Beijing State-Owned Assets Management Hong Kong Co., Ltd. 4.13%, 05/26/2025 (G)	588,000	635,111
Charles Schwab Corp.
3.85%, 05/21/2025	420,000	473,486
Fixed until 06/01/2025 (I), 5.38% (A)	2,270,000	2,484,061
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	250,000	258,379
Fixed until 04/01/2030, 4.19% (A), 04/01/2031 (B)	288,000	330,310
Fixed until 02/11/2027 (I), 5.25% (A) (B)	1,667,000	1,678,336
Fixed until 07/17/2023 (I), 7.50% (A) (B)	1,745,000	1,849,717
Fixed until 12/11/2023 (I), 7.50% (A) (B)	1,700,000	1,844,500
Deutsche Bank AG
1.75%, 01/17/2028, MTN (G)	EUR 1,500,000	1,769,842
Fixed until 09/18/2023, 2.22% (A), 09/18/2024	$ 152,000	153,532
Donnelley Financial Solutions, Inc. 8.25%, 10/15/2024	949,000	994,078
Goldman Sachs Group, Inc.
0.88%, 01/21/2030, MTN (G)	EUR 1,500,000	1,768,356
2.35%, 11/15/2021	$ 811,000	811,537
3.50%, 11/16/2026	177,000	195,964
3.80%, 03/15/2030	150,000	172,960
Fixed until 10/31/2037, 4.02% (A), 10/31/2038	1,001,000	1,169,486

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
Fixed until 04/23/2038, 4.41% (A), 04/23/2039	$ 2,451,000	$ 2,987,785
6.75%, 10/01/2037	1,048,000	1,526,902
Huarong Finance Co., Ltd. Fixed until 11/07/2022 (I), 4.00% (A), MTN (G)	2,750,000	2,780,938
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025, MTN (G)	2,800,000	3,103,380
Intercontinental Exchange, Inc. 3.00%, 06/15/2050	377,000	390,170
LPL Holdings, Inc.
4.63%, 11/15/2027 (B)	410,000	420,250
5.75%, 09/15/2025 (B)	1,125,000	1,164,769
Mirae Asset Daewoo Co., Ltd. 2.63%, 07/30/2025 (G)	1,800,000	1,821,370
Morgan Stanley
Fixed until 04/01/2030, 3.62% (A), 04/01/2031, MTN	392,000	448,688
3.63%, 01/20/2027	484,000	549,764
Fixed until 07/22/2037, 3.97% (A), 07/22/2038	1,329,000	1,586,657
5.00%, 11/24/2025	36,000	42,432
SURA Asset Management SA
4.38%, 04/11/2027 (G)	750,000	835,875
4.88%, 04/17/2024 (G)	1,550,000	1,688,570
UBS AG Fixed until 02/12/2021, 4.75% (A), 02/12/2026, MTN (G)	EUR 3,700,000	4,346,911
UBS Group AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	$ 612,000	634,074
Fixed until 01/31/2024 (I), 7.00% (A) (B)	3,225,000	3,470,906

		48,092,060

Chemicals - 1.7%
Air Products & Chemicals, Inc.
0.80%, 05/05/2032, MTN	EUR 1,500,000	1,822,098
1.85%, 05/15/2027	$ 128,000	133,733
Albemarle Wodgina Pty, Ltd. 3.45%, 11/15/2029	517,000	523,341
Braskem Finance BV
4.50%, 01/10/2028 - 01/31/2030 (B)	1,880,000	1,757,901
4.50%, 01/31/2030 (G)	1,010,000	932,785
5.88%, 01/31/2050 (G)	985,000	914,829
Braskem Idesa SAPI 7.45%, 11/15/2029 (G)	1,080,000	1,021,162
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.30%, 05/01/2023 (B)	70,000	74,009
CNAC Finbridge Co., Ltd. 4.88%, 03/14/2025 (G)	1,800,000	1,982,395
Consolidated Energy Finance SA 6.88%, 06/15/2025 (B)	1,085,000	1,009,050
Dow Chemical Co. 4.80%, 11/30/2028	110,000	132,281

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Ecolab, Inc. 2.38%, 08/10/2022	$ 375,000	$ 387,576
Equate Petrochemical BV 3.00%, 03/03/2022 (G)	1,700,000	1,722,950
Huntsman International LLC 4.50%, 05/01/2029	1,019,000	1,136,781
LYB International Finance III LLC 3.63%, 04/01/2051	723,000	722,038
MEGlobal Canada ULC 5.88%, 05/18/2030 (B)	1,236,000	1,469,577
Minerals Technologies, Inc. 5.00%, 07/01/2028 (B)	1,085,000	1,117,550
Nutrien, Ltd. 3.95%, 05/13/2050	352,000	403,404
OCI NV 5.25%, 11/01/2024 (B)	1,340,000	1,370,150
Olin Corp. 9.50%, 06/01/2025 (B)	966,000	1,142,411
Sasol Financing USA LLC 5.88%, 03/27/2024	1,800,000	1,738,800
Westlake Chemical Corp.
1.63%, 07/17/2029	EUR 2,000,000	2,324,027
4.38%, 11/15/2047	$ 939,000	1,007,050
Yara International ASA 3.15%, 06/04/2030 (B)	356,000	379,578
Yingde Gases Investment, Ltd. 6.25%, 01/19/2023 (G)	1,420,000	1,462,520

		26,687,996

Commercial Services & Supplies - 1.3%
Ahern Rentals, Inc. 7.38%, 05/15/2023 (B)	2,870,000	1,843,975
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.75%, 07/15/2027 (B) (H)	1,226,000	1,152,440
Brink’s Co.
4.63%, 10/15/2027 (B)	1,120,000	1,142,770
5.50%, 07/15/2025 (B)	707,000	735,428
Covanta Holding Corp. 5.00%, 09/01/2030 (H)	1,423,000	1,447,903
Garda World Security Corp. 9.50%, 11/01/2027 (B)	1,711,000	1,826,492
Harsco Corp. 5.75%, 07/31/2027 (B)	1,895,000	1,937,637
KAR Auction Services, Inc. 5.13%, 06/01/2025 (B)	1,174,000	1,182,805
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 04/15/2022 (B)	843,000	843,422
5.63%, 10/01/2028 (B)	705,000	727,031
5.88%, 10/01/2030 (B)	1,114,000	1,169,700
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.25%, 04/15/2024 (B)	350,000	366,125
5.75%, 04/15/2026 (B)	1,415,000	1,506,975
6.25%, 01/15/2028 (B)	1,800,000	1,818,864
Sotheby’s 7.38%, 10/15/2027 (B) (H)	1,970,000	2,009,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Trane Technologies Luxembourg Finance SA 4.50%, 03/21/2049	$ 980,000	$ 1,247,501

		20,958,468

Construction & Engineering - 0.3%
ABB Finance USA, Inc. 3.38%, 04/03/2023	176,000	188,144
IHS Holdco BV 8.00%, 09/18/2027 (G)	1,850,000	1,877,750
Mattamy Group Corp. 5.25%, 12/15/2027 (B)	1,426,000	1,507,995
Quanta Services, Inc. 2.90%, 10/01/2030	825,000	861,084

		4,434,973

Construction Materials - 0.1%
Cemex SAB de CV
7.38%, 06/05/2027 (B)	600,000	660,906
7.38%, 06/05/2027 (G)	780,000	859,178

		1,520,084

Consumer Finance - 1.2%
Altice Financing SA 5.00%, 01/15/2028 (B)	1,506,000	1,460,820
American Express Co.
3.40%, 02/22/2024	128,000	138,899
4.20%, 11/06/2025	107,000	123,453
BMW US Capital LLC 3.10%, 04/12/2021 (B)	180,000	182,129
Credit Acceptance Corp. 6.63%, 03/15/2026	1,664,000	1,726,400
Credito Real SAB de CV SOFOM ER 7.25%, 07/20/2023 (G)	900,000	879,939
Daimler Finance North America LLC 2.00%, 07/06/2021 (B)	351,000	354,388
Enova International, Inc. 8.50%, 09/01/2024 - 09/15/2025 (B)	2,302,000	2,114,980
FirstCash, Inc. 4.63%, 09/01/2028 (B)	1,089,000	1,105,335
Ford Motor Credit Co. LLC 5.13%, 06/16/2025	211,000	219,923
General Motors Financial Co., Inc.
0.20%, 09/02/2022, MTN (G)	EUR 2,175,000	2,517,317
2.75%, 06/20/2025	$ 152,000	156,893
3.20%, 07/06/2021	461,000	467,211
3.60%, 06/21/2030	627,000	659,617
goeasy, Ltd. 5.38%, 12/01/2024 (B)	1,256,000	1,268,560
Hyundai Capital America 3.40%, 06/20/2024 (B)	137,000	145,575
5.88%, 04/07/2025 (B)	1,500,000	1,746,666
John Deere Capital Corp. 2.95%, 04/01/2022, MTN	289,000	299,500
3.65%, 10/12/2023	79,000	86,560
Navient Corp. 5.00%, 03/15/2027	473,000	441,706
OneMain Finance Corp. 5.38%, 11/15/2029	682,000	700,782
6.88%, 03/15/2025	1,222,000	1,344,200

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
PACCAR Financial Corp. 0.80%, 06/08/2023, MTN	$ 103,000	$ 103,839
Synchrony Financial 4.50%, 07/23/2025	417,000	463,471

		18,708,163

Containers & Packaging - 0.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (B)	1,300,000	1,334,450
Cascades, Inc. / Cascades USA, Inc. 5.38%, 01/15/2028 (B)	1,348,000	1,405,290
Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (B) (H)	1,760,000	1,848,000
Klabin Austria GmbH
7.00%, 04/03/2049 (B)	956,000	1,092,230
7.00%, 04/03/2049 (G)	450,000	514,125
Silgan Holdings, Inc. 4.75%, 03/15/2025	875,000	892,500
Sonoco Products Co. 3.13%, 05/01/2030	618,000	672,741
Trivium Packaging Finance BV 8.50%, 08/15/2027 (B)	1,275,000	1,364,505

		9,123,841

Distributors - 0.3%
Genuine Parts Co. 1.88%, 11/01/2030	696,000	681,430
Ingram Micro, Inc. 5.45%, 12/15/2024	1,975,000	2,111,985
Performance Food Group, Inc. 5.50%, 10/15/2027 (B)	1,600,000	1,640,000

		4,433,415

Diversified Consumer Services - 0.0% (C)
Ford Foundation 2.82%, 06/01/2070	547,000	535,845

Diversified Financial Services - 1.7%
CDBL Funding 1 3.50%, 10/24/2027, MTN (G)	2,820,000	3,017,231
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	1,653,000	1,694,325
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	810,000	885,366
GE Capital International Funding Unlimited Co.
3.37%, 11/15/2025	313,000	335,844
4.42%, 11/15/2035	2,271,000	2,455,707
Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025 (B)	964,000	1,004,970
ICBCIL Finance Co., Ltd. 3.63%, 11/15/2027, MTN (G)	3,202,000	3,455,182
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027 (B)	1,870,000	1,615,212
LD Holdings Group LLC 6.50%, 11/01/2025 (B)	632,000	641,480
Lukoil Securities BV 3.88%, 05/06/2030 (B)	2,000,000	2,120,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp.
1.35%, 03/15/2031	$ 1,034,000	$ 1,015,845
2.85%, 01/27/2025	482,000	522,097
Fixed until 04/30/2023, 4.75% (A), 04/30/2043	624,000	644,280
Fixed until 04/20/2026, 5.25% (A), 04/20/2046	352,000	383,317
Power Finance Corp., Ltd. 3.95%, 04/23/2030, MTN (G)	1,000,000	978,662
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.63%, 03/01/2029 (B)	941,000	926,885
Unifin Financiera SAB de CV 7.25%, 09/27/2023 (G)	250,000	218,753
Voya Financial, Inc. Fixed until 01/23/2028, 4.70% (A), 01/23/2048	680,000	676,600
Xingsheng BVI Co., Ltd. 4.50%, 09/20/2021 (G)	4,800,000	4,919,856

		27,511,812

Diversified Telecommunication Services - 2.2%
AT&T, Inc.
3.15%, 09/04/2036	EUR 1,000,000	1,414,072
3.55%, 09/15/2055 (B)	$ 795,000	753,076
4.50%, 05/15/2035	772,000	900,437
4.75%, 05/15/2046	1,472,000	1,698,289
4.80%, 06/15/2044	779,000	905,066
4.85%, 07/15/2045	2,370,000	2,764,392
4.90%, 08/15/2037	1,237,000	1,491,705
Cablevision Lightpath LLC
3.88%, 09/15/2027 (B)	780,000	774,150
5.63%, 09/15/2028 (B)	211,000	213,110
CenturyLink, Inc.
5.13%, 12/15/2026 (B)	1,973,000	2,017,392
7.50%, 04/01/2024	1,014,000	1,118,908
Cogent Communications Group, Inc. 5.38%, 03/01/2022 (B)	1,125,000	1,144,687
Connect Finco SARL / Connect US Finco LLC 6.75%, 10/01/2026 (B)	1,849,000	1,862,313
Hughes Satellite Systems Corp. 6.63%, 08/01/2026	2,024,000	2,192,245
Ooredoo International Finance, Ltd. 3.25%, 02/21/2023, MTN (G)	2,200,000	2,295,480
Telecom Italia Capital SA 7.72%, 06/04/2038	530,000	717,975
Telefonica Emisiones SA
4.67%, 03/06/2038	896,000	1,026,919
5.21%, 03/08/2047	669,000	790,599
Telesat Canada / Telesat LLC
4.88%, 06/01/2027 (B)	142,000	144,485
6.50%, 10/15/2027 (B) (H)	2,160,000	2,149,200
TELUS Corp. 4.30%, 06/15/2049	456,000	543,818
Verizon Communications, Inc.
1.50%, 09/18/2030	261,000	256,270
2.99%, 10/30/2056 (B)	4,726,000	4,786,886

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
3.00%, 03/22/2027	$ 173,000	$ 190,674
3.38%, 02/15/2025	115,000	127,742
4.02%, 12/03/2029	168,000	198,697
4.27%, 01/15/2036	368,000	449,824
4.40%, 11/01/2034	749,000	925,186
Zayo Group Holdings, Inc. 6.13%, 03/01/2028 (B)	1,789,000	1,804,654

		35,658,251

Electric Utilities - 4.2%
AEP Texas, Inc. 4.15%, 05/01/2049	534,000	633,243
AEP Transmission Co. LLC 3.80%, 06/15/2049	663,000	785,967
Avangrid, Inc. 3.20%, 04/15/2025	283,000	310,744
Castle Peak Power Finance Co., Ltd. 2.20%, 06/22/2030, MTN (G)	2,500,000	2,529,001
CenterPoint Energy Houston Electric LLC 4.25%, 02/01/2049	348,000	441,698
CGNPC International, Ltd. 4.00%, 05/19/2025 (G)	3,500,000	3,862,425
China Huadian Overseas Development Management Co., Ltd. Fixed until 05/29/2024 (I), 4.00% (A) (G)	5,250,000	5,475,413
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	125,000	155,687
CLP Power Hong Kong Financing, Ltd. 2.50%, 06/30/2035, MTN (G)	2,750,000	2,792,437
Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	70,000	104,341
DTE Electric Co.
2.95%, 03/01/2050	735,000	769,018
3.95%, 03/01/2049	1,279,000	1,577,903
4.05%, 05/15/2048	776,000	965,617
Duke Energy Carolinas LLC 3.75%, 06/01/2045	1,468,000	1,721,988
Duke Energy Indiana LLC 3.25%, 10/01/2049	1,245,000	1,351,278
Electricite de France SA 5.00%, 09/21/2048 (B)	1,705,000	2,169,573
Emera US Finance, LP 4.75%, 06/15/2046	468,000	565,893
Empresas Publicas de Medellin ESP 4.38%, 02/15/2031 (B)	845,000	862,965
Enel Finance International NV
4.25%, 09/14/2023 (B)	200,000	218,761
4.75%, 05/25/2047 (B)	510,000	627,475
Energuate Trust 5.88%, 05/03/2027 (G)	520,000	535,605
Engie Energia Chile SA 3.40%, 01/28/2030 (B)	253,000	268,559
Entergy Arkansas LLC 2.65%, 06/15/2051	1,082,000	1,072,438
Entergy Texas, Inc. 4.50%, 03/30/2039	557,000	681,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Evergy Kansas Central, Inc. 3.45%, 04/15/2050	$ 931,000	$ 1,049,752
Exelon Corp. 4.70%, 04/15/2050	550,000	701,692
Fenix Power Peru SA 4.32%, 09/20/2027 (G)	1,614,706	1,640,961
FirstEnergy Corp. 7.38%, 11/15/2031	984,000	1,320,129
Georgia Power Co. 4.30%, 03/15/2042	707,000	842,715
Infraestructura Energetica Nova SAB de CV 4.75%, 01/15/2051 (B)	500,000	469,750
Interstate Power & Light Co. 3.50%, 09/30/2049	353,000	386,399
Israel Electric Corp., Ltd. 5.00%, 11/12/2024 (G)	1,650,000	1,864,500
Kentucky Utilities Co. 3.30%, 06/01/2050	274,000	294,611
Lamar Funding, Ltd. 3.96%, 05/07/2025 (G)	800,000	730,406
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	505,000	495,495
Minejesa Capital BV 4.63%, 08/10/2030 (G)	1,500,000	1,541,070
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (G)	1,000,000	1,018,087
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (B)	1,100,000	1,149,500
NSTAR Electric Co. 3.95%, 04/01/2030	151,000	181,600
Oklahoma Gas & Electric Co. 3.85%, 08/15/2047	27,000	30,606
OmGrid Funding, Ltd. 5.20%, 05/16/2027 (G) (H)	1,500,000	1,382,583
Orazul Energy Egenor SCA 5.63%, 04/28/2027 (G)	1,500,000	1,552,515
Pacific Gas & Electric Co.
3.95%, 12/01/2047	1,241,000	1,160,513
4.30%, 03/15/2045	230,000	221,221
PacifiCorp
3.30%, 03/15/2051	546,000	596,620
4.15%, 02/15/2050	1,106,000	1,358,300
Pattern Energy Operations, LP / Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (B)	1,345,000	1,402,337
PECO Energy Co. 3.00%, 09/15/2049	591,000	625,553
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 05/15/2027, MTN (G)	2,500,000	2,700,000
Public Service Electric & Gas Co. 3.20%, 08/01/2049, MTN	498,000	549,948
Puget Sound Energy, Inc. 4.22%, 06/15/2048	1,092,000	1,354,560
RTE Reseau de Transport d’Electricite SADIR 1.13%, 07/08/2040, MTN (G)	EUR 2,200,000	2,759,793

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern California Edison Co. 3.65%, 02/01/2050	$ 859,000	$ 896,873
Southwestern Public Service Co. 4.50%, 08/15/2041	1,142,000	1,424,663
SPIC Senior Perpetual Bond Co., Ltd. Fixed until 05/21/2022 (I), 5.80% (A) (G)	1,205,000	1,265,852
Talen Energy Supply LLC
6.63%, 01/15/2028 (B)	1,801,000	1,719,955
7.25%, 05/15/2027 (B)	152,000	152,313
Union Electric Co. 2.95%, 06/15/2027	151,000	165,964
Vistra Operations Co. LLC 5.00%, 07/31/2027 (B)	1,367,000	1,428,515

		66,914,388

Electrical Equipment - 0.5%
Emerson Electric Co. 0.88%, 10/15/2026	145,000	143,566
EnerSys
4.38%, 12/15/2027 (B)	535,000	549,713
5.00%, 04/30/2023 (B)	2,125,000	2,183,437
Hubbell, Inc. 3.35%, 03/01/2026	122,000	131,597
Siemens Financieringsmaatschappij NV
3.25%, 05/27/2025 (B)	432,000	476,313
3.30%, 09/15/2046 (B)	1,660,000	1,870,926
WESCO Distribution, Inc.
7.13%, 06/15/2025 (B)	434,000	467,635
7.25%, 06/15/2028 (B)	1,320,000	1,445,400

		7,268,587

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 4.00%, 04/01/2025	112,000	122,390
Corning, Inc. 5.45%, 11/15/2079	2,206,000	2,782,247
Trimble, Inc. 4.75%, 12/01/2024 (H)	19,000	21,556
4.90%, 06/15/2028	879,000	1,030,960

		3,957,153

Energy Equipment & Services - 0.9%
Archrock Partners, LP / Archrock Partners Finance Corp. 6.88%, 04/01/2027 (B)	1,332,000	1,305,360
Azure Power Solar Energy Pvt, Ltd. 5.65%, 12/24/2024, MTN (G)	970,000	1,018,985
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 4.49%, 05/01/2030	306,000	348,459
ChampionX Corp. 6.38%, 05/01/2026	1,140,000	1,087,492
Genesis Energy, LP / Genesis Energy Finance Corp.
5.63%, 06/15/2024	2,096,000	1,803,000
6.00%, 05/15/2023	750,000	681,562
6.50%, 10/01/2025	150,000	124,500
Greenko Mauritius, Ltd. 6.25%, 02/21/2023 (G)	1,410,000	1,459,335

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Halliburton Co. 2.92%, 03/01/2030 (H)	$ 836,000	$ 812,567
Hi-Crush, Inc. 9.50%, 08/01/2026 (B) (D)	430,000	12,900
Neerg Energy, Ltd. 6.00%, 02/13/2022 (G)	1,860,000	1,887,898
Nine Energy Service, Inc. 8.75%, 11/01/2023 (B)	1,384,000	408,280
ReNew Power Pvt, Ltd. 6.45%, 09/27/2022 (G)	1,430,000	1,465,750
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (B)	144,000	160,493
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 04/01/2026	1,531,000	1,518,155

		14,094,736

Entertainment - 0.3%
Activision Blizzard, Inc. 2.50%, 09/15/2050	537,000	483,742
Netflix, Inc. 4.88%, 06/15/2030 (B)	2,380,000	2,716,175
Walt Disney Co. 2.20%, 01/13/2028	242,000	252,918
2.75%, 09/01/2049	961,000	929,003
3.80%, 05/13/2060	234,000	268,900

		4,650,738

Equity Real Estate Investment Trusts - 2.3%
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/2033	370,000	359,934
American Tower Corp.
2.25%, 01/15/2022	740,000	756,031
3.10%, 06/15/2050	596,000	583,205
3.60%, 01/15/2028	22,000	24,574
Brixmor Operating Partnership, LP 4.05%, 07/01/2030	106,000	114,565
Columbia Property Trust Operating Partnership, LP 4.15%, 04/01/2025	138,000	144,136
Crown Castle International Corp.
4.30%, 02/15/2029	121,000	140,341
5.20%, 02/15/2049	574,000	741,960
CTR Partnership, LP / CareTrust Capital Corp. 5.25%, 06/01/2025	2,120,000	2,183,600
Digital Euro Finco LLC 1.13%, 04/09/2028 (G)	EUR 3,235,000	3,884,719
ESH Hospitality, Inc. 4.63%, 10/01/2027 (B)	$ 1,410,000	1,381,800
Essex Portfolio, LP 2.65%, 09/01/2050	891,000	812,911
Federal Realty Investment Trust 1.25%, 02/15/2026	203,000	202,434
Hammerson PLC 2.00%, 07/01/2022 (G)	EUR 1,000,000	1,088,948
HAT Holdings I LLC / HAT Holdings II LLC
3.75%, 09/15/2030 (B)	$ 405,000	404,494
5.25%, 07/15/2024 (B)	495,000	509,850
6.00%, 04/15/2025 (B)	1,255,000	1,331,869

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Host Hotels & Resorts, LP 3.50%, 09/15/2030	$ 873,000	$ 833,711
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027	1,151,000	1,242,084
MPT Operating Partnership, LP / MPT Finance Corp. 5.00%, 10/15/2027	1,255,000	1,313,295
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	693,000	668,079
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.88%, 10/01/2028 (B)	1,430,000	1,401,400
Piedmont Operating Partnership, LP 3.15%, 08/15/2030	920,000	911,849
Prologis, LP
1.25%, 10/15/2030	456,000	443,411
2.13%, 04/15/2027	604,000	637,412
Sabra Health Care, LP 5.13%, 08/15/2026	2,070,000	2,256,393
Scentre Group Trust 2 Fixed until 06/24/2030, 5.13% (A), 09/24/2080 (B)	1,909,000	1,876,959
Simon Property Group, LP
2.65%, 07/15/2030	264,000	264,473
3.25%, 09/13/2049	2,725,000	2,467,079
3.38%, 12/01/2027	17,000	18,163
Trust Fibra Uno
4.87%, 01/15/2030 (B)	930,000	967,200
6.39%, 01/15/2050 (G)	1,000,000	1,038,750
Unibail-Rodamco-Westfield SE Fixed until 07/25/2023 (I), 2.13% (A) (G)	EUR 5,600,000	5,648,009
Welltower, Inc. 2.75%, 01/15/2031	$ 109,000	111,444

		36,765,082

Food & Staples Retailing - 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP
4.63%, 01/15/2027 (B)	1,710,000	1,763,258
5.75%, 03/15/2025	246,000	253,534
5.88%, 02/15/2028 (B)	980,000	1,036,350
Alimentation Couche-Tard, Inc. 3.80%, 01/25/2050 (B)	526,000	570,990
Auchan Holding SA 3.25%, 07/23/2027, MTN (G)	EUR 1,500,000	1,965,012
Sysco Corp.
2.40%, 02/15/2030	$ 139,000	141,279
5.95%, 04/01/2030	116,000	148,015
6.60%, 04/01/2050	582,000	815,346
Tesco Corporate Treasury Services PLC 0.88%, 05/29/2026, MTN (G)	EUR 1,000,000	1,193,749
US Foods, Inc. 6.25%, 04/15/2025 (B)	$ 1,261,000	1,317,745
Walmart, Inc. 2.55%, 04/11/2023	293,000	307,182

		9,512,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products - 1.5%
BRF SA
4.88%, 01/24/2030 (G)	$ 1,000,000	$ 1,001,520
5.75%, 09/21/2050 (B) (H)	590,000	561,164
ConAgra Brands, Inc.
5.40%, 11/01/2048	1,350,000	1,846,848
7.00%, 10/01/2028	115,000	154,417
Cydsa SAB de CV 6.25%, 10/04/2027 (G)	380,000	377,530
Dole Food Co., Inc. 7.25%, 06/15/2025 (B)	1,885,000	1,885,000
Gruma SAB de CV 4.88%, 12/01/2024 (G)	1,000,000	1,115,010
Grupo KUO SAB de CV 5.75%, 07/07/2027 (G)	1,740,000	1,743,480
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (B)	1,087,000	1,117,436
Kraft Heinz Foods Co. 4.88%, 10/01/2049 (B)	1,037,000	1,096,360
Lamb Weston Holdings, Inc. 4.63%, 11/01/2024 (B)	555,000	573,038
Land O’ Lakes, Inc. 7.00%, 09/18/2028 (B) (I)	4,820,000	4,338,000
Land O’Lakes Capital Trust I 7.45%, 03/15/2028 (B)	975,000	1,106,625
MARB BondCo PLC 7.00%, 03/15/2024 (G)	740,000	759,062
Mars, Inc. 2.38%, 07/16/2040 (B)	776,000	763,818
Minerva Luxembourg SA 6.50%, 09/20/2026 (G)	1,250,000	1,300,013
Mondelez International, Inc. 1.88%, 10/15/2032	483,000	475,470
Nestle Holdings, Inc. 3.50%, 09/24/2025 (B)	225,000	252,602
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (B)	830,000	876,795
Sigma Alimentos SA de CV 4.13%, 05/02/2026 (G)	500,000	543,315
Sigma Finance BV 4.88%, 03/27/2028 (G)	1,350,000	1,515,712
Smithfield Foods, Inc.
4.25%, 02/01/2027 (B)	100,000	108,819
5.20%, 04/01/2029 (B)	353,000	407,814
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025 (B)	315,000	311,161

		24,231,009

Gas Utilities - 0.2%
Brooklyn Union Gas Co. 4.49%, 03/04/2049 (B)	39,000	48,733
ONE Gas, Inc. 4.50%, 11/01/2048	1,088,000	1,371,346
Resources Gas Group, Ltd. 4.50%, 04/05/2022, MTN (G)	1,000,000	1,041,288

		2,461,367

Health Care Equipment & Supplies - 0.3%
Baxter International, Inc. 3.75%, 10/01/2025 (B)	333,000	376,637

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co. 4.69%, 12/15/2044	$ 568,000	$ 694,998
DH Europe Finance II SARL 3.25%, 11/15/2039	1,851,000	2,059,332
Stryker Corp. 1.00%, 12/03/2031	EUR 2,000,000	2,396,747

		5,527,714

Health Care Providers & Services - 1.2%
Acadia Healthcare Co., Inc.
5.00%, 04/15/2029 (B)	$ 275,000	283,333
5.50%, 07/01/2028 (B)	1,317,000	1,369,680
Cardinal Health, Inc.
4.60%, 03/15/2043	129,000	141,937
4.90%, 09/15/2045	1,085,000	1,246,971
CVS Health Corp.
2.70%, 08/21/2040	445,000	424,843
4.13%, 04/01/2040	248,000	281,474
4.25%, 04/01/2050	374,000	436,989
4.30%, 03/25/2028	993,000	1,149,888
4.78%, 03/25/2038	474,000	572,503
5.05%, 03/25/2048	1,236,000	1,567,596
Encompass Health Corp. 4.63%, 04/01/2031	408,000	420,240
HCA, Inc. 5.38%, 02/01/2025	2,870,000	3,178,037
Laboratory Corp. of America Holdings 4.70%, 02/01/2045	785,000	997,648
Legacy LifePoint Health LLC 4.38%, 02/15/2027 (B)	1,421,000	1,406,378
Providence Service Corp. 5.88%, 11/15/2025 (B) (J)	324,000	329,670
Tenet Healthcare Corp.
4.63%, 07/15/2024	1,600,000	1,627,043
6.13%, 10/01/2028 (B)	1,715,000	1,663,550
UnitedHealth Group, Inc.
1.25%, 01/15/2026	198,000	201,996
3.13%, 05/15/2060	407,000	437,198
3.75%, 07/15/2025	451,000	512,080
4.25%, 06/15/2048	1,245,000	1,591,209

		19,840,263

Hotels, Restaurants & Leisure - 1.4%
Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027 (B)	578,000	594,618
Banijay Entertainment SASU 5.38%, 03/01/2025 (B)	1,400,000	1,421,000
Boyd Gaming Corp.
4.75%, 12/01/2027	2,031,000	1,975,168
8.63%, 06/01/2025 (B)	40,000	43,788
Brinker International, Inc. 5.00%, 10/01/2024 (B)	809,000	809,121
Caesars Entertainment, Inc. 6.25%, 07/01/2025 (B)	2,000,000	2,048,736
Dave & Buster’s, Inc. 7.63%, 11/01/2025 (B) (H)	1,445,000	1,417,906
GLP Capital, LP / GLP Financing II, Inc. 5.38%, 04/15/2026	164,000	182,145
Golden Nugget, Inc. 6.75%, 10/15/2024 (B)	2,005,000	1,697,774

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc. 6.13%, 12/01/2024	$ 1,907,000	$ 1,964,210
McDonald’s Corp.
3.63%, 09/01/2049, MTN	440,000	490,146
4.20%, 04/01/2050, MTN	431,000	522,144
4.45%, 03/01/2047, MTN	434,000	533,306
NCL Corp., Ltd. 3.63%, 12/15/2024 (B)	1,113,000	767,970
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025 (B) (H)	1,265,000	1,325,878
Silversea Cruise Finance, Ltd. 7.25%, 02/01/2025 (B)	1,395,000	1,404,137
Six Flags Entertainment Corp. 5.50%, 04/15/2027 (B) (H)	1,175,000	1,093,102
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025 (B)	90,000	95,288
Viking Cruises, Ltd. 13.00%, 05/15/2025 (B)	139,000	157,418
VOC Escrow, Ltd. 5.00%, 02/15/2028 (B)	1,415,000	1,224,499
Wyndham Destinations, Inc.
6.00%, 04/01/2027	1,355,000	1,395,650
6.63%, 07/31/2026 (B)	610,000	649,009

		21,813,013

Household Durables - 0.1%
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026 (G)	1,740,000	1,762,470

Household Products - 0.2%
Central Garden & Pet Co. 5.13%, 02/01/2028	1,059,000	1,119,893
Energizer Holdings, Inc. 4.38%, 03/31/2029 (B)	1,135,000	1,145,782
Kimberly-Clark Corp.
3.10%, 03/26/2030	535,000	609,902
3.20%, 07/30/2046	250,000	282,274

		3,157,851

Independent Power & Renewable Electricity Producers - 0.3%
Clearway Energy Operating LLC
4.75%, 03/15/2028 (B)	940,000	988,175
5.00%, 09/15/2026	1,750,000	1,808,853
5.75%, 10/15/2025	84,000	87,990
Termocandelaria Power, Ltd. 7.88%, 01/30/2029 (G)	1,810,000	1,965,660

		4,850,678

Industrial Conglomerates - 0.4%
General Electric Co.
1.88%, 05/28/2027	EUR 3,000,000	3,576,694
3.63%, 05/01/2030	$ 198,000	209,096
4.25%, 05/01/2040	850,000	895,948
4.35%, 05/01/2050	546,000	581,703
Honeywell International, Inc. 0.48%, 08/19/2022	117,000	117,176
KOC Holding AS 6.50%, 03/11/2025 (G)	1,400,000	1,410,640

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates (continued)
Roper Technologies, Inc. 2.80%, 12/15/2021	$ 341,000	$ 349,388

		7,140,645

Insurance - 3.4%
Ageas SA Fixed until 07/02/2029, 3.25% (A), 07/02/2049 (G)	EUR 2,100,000	2,649,277
Allianz SE Fixed until 10/24/2023 (I), 4.75% (A), MTN (G)	2,600,000	3,337,198
American International Group, Inc.
4.38%, 01/15/2055	$ 1,225,000	1,443,835
4.50%, 07/16/2044	870,000	1,043,960
Assurant, Inc. Fixed until 03/27/2028, 7.00% (A), 03/27/2048 (H)	2,100,000	2,286,123
Athene Global Funding 1.13%, 09/02/2025, MTN (G)	EUR 2,885,000	3,409,105
Athene Holding, Ltd.
3.50%, 01/15/2031	$ 852,000	859,159
6.15%, 04/03/2030	1,852,000	2,213,344
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	395,000	402,399
4.25%, 01/15/2049	2,028,000	2,576,706
Brighthouse Financial, Inc.
4.70%, 06/22/2047	1,520,000	1,478,192
5.63%, 05/15/2030	2,183,000	2,576,975
Chubb INA Holdings, Inc. 1.38%, 09/15/2030	504,000	492,185
Credit Agricole Assurances SA Fixed until 09/27/2028, 4.75% (A), 09/27/2048 (G)	EUR 2,100,000	2,903,563
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (I), 4.00% (A) (G)	$ 3,500,000	3,797,500
Enstar Finance LLC Fixed until 09/01/2025, 5.75% (A), 09/01/2040 (H)	2,100,000	2,136,118
Enstar Group, Ltd. 4.95%, 06/01/2029	927,000	1,022,300
Everest Reinsurance Holdings, Inc. 3.50%, 10/15/2050	586,000	603,210
Guardian Life Insurance Co. of America 3.70%, 01/22/2070 (B)	182,000	189,055
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	976,000	1,053,312
Markel Corp. Fixed until 06/01/2025 (I), 6.00% (A)	2,667,000	2,833,688
New York Life Insurance Co.
3.75%, 05/15/2050 (B)	791,000	882,243
4.45%, 05/15/2069 (B)	1,248,000	1,538,771
Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059 (B)	587,000	640,069
Pacific LifeCorp 3.35%, 09/15/2050 (B)	305,000	312,133

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Progressive Corp.
3.95%, 03/26/2050	$ 248,000	$ 310,173
4.20%, 03/15/2048	1,724,000	2,203,268
Prudential Financial, Inc.
1.50%, 03/10/2026, MTN	343,000	351,855
3.00%, 03/10/2040, MTN	498,000	517,222
Fixed until 06/15/2023, 5.63% (A), 06/15/2043	463,000	493,640
5.70%, 12/14/2036, MTN	1,640,000	2,310,168
Fixed until 09/15/2028, 5.70% (A), 09/15/2048 (H)	99,000	112,417
QBE Insurance Group, Ltd. Fixed until 05/12/2025 (I), 5.88% (A) (B) (H)	1,742,000	1,859,585
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	1,582,000	1,854,924
Unum Group 4.50%, 03/15/2025	64,000	71,171
Willis North America, Inc.
3.88%, 09/15/2049	739,000	859,885
5.05%, 09/15/2048	168,000	227,108

		53,851,836

Interactive Media & Services - 0.1%
Alphabet, Inc. 2.05%, 08/15/2050	915,000	825,100
Tencent Holdings, Ltd. 3.24%, 06/03/2050 (B)	1,000,000	1,008,000

		1,833,100

Internet & Catalog Retail - 0.1%
GrubHub Holdings, Inc. 5.50%, 07/01/2027 (B)	1,310,000	1,362,400
Meituan 2.13%, 10/28/2025 (B)	200,000	200,196

		1,562,596

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.
2.80%, 08/22/2024	231,000	249,358
4.80%, 12/05/2034	402,000	547,029
Prosus NV 5.50%, 07/21/2025 (G)	1,300,000	1,491,506

		2,287,893

IT Services - 0.9%
Alliance Data Systems Corp. 4.75%, 12/15/2024 (B)	2,115,000	1,961,663
Automatic Data Processing, Inc. 1.25%, 09/01/2030	192,000	187,160
Banff Merger Sub, Inc. 9.75%, 09/01/2026 (B)	1,750,000	1,839,425
Fiserv, Inc. 1.63%, 07/01/2030	EUR 1,750,000	2,208,179
Global Payments, Inc. 3.80%, 04/01/2021	$ 297,000	300,432
International Business Machines Corp. 2.95%, 05/15/2050	1,206,000	1,212,253

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Leidos, Inc.
2.30%, 02/15/2031 (B)	$ 574,000	$ 569,006
3.63%, 05/15/2025 (B)	100,000	110,682
4.38%, 05/15/2030 (B)	803,000	934,363
Mastercard, Inc.
2.00%, 03/03/2025	193,000	204,424
3.80%, 11/21/2046	1,785,000	2,189,925
3.85%, 03/26/2050	296,000	368,463
Presidio Holdings, Inc. 8.25%, 02/01/2028 (B) (H)	1,330,000	1,409,800
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.75%, 06/01/2025 (B)	102,000	106,845
6.75%, 06/01/2025 (B)	1,290,000	1,309,028
Visa, Inc. 0.75%, 08/15/2027	62,000	61,082

		14,972,730

Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II / PPD Development, LP
4.63%, 06/15/2025 (B)	201,000	207,631
5.00%, 06/15/2028 (B)	842,000	877,625

		1,085,256

Machinery - 0.6%
Caterpillar Financial Services Corp.
0.65%, 07/07/2023	227,000	228,376
1.10%, 09/14/2027, MTN	171,000	169,921
Caterpillar, Inc. 3.25%, 09/19/2049	671,000	744,079
CNH Industrial Capital LLC
1.88%, 01/15/2026	159,000	159,553
4.20%, 01/15/2024	144,000	155,866
CNH Industrial Finance Europe SA 1.75%, 03/25/2027, MTN (G)	EUR 2,200,000	2,672,225
CNH Industrial NV 4.50%, 08/15/2023	$ 113,000	122,483
Cummins, Inc. 2.60%, 09/01/2050	774,000	739,685
Elementia SAB de CV 5.50%, 01/15/2025 (G)	1,190,000	1,192,380
HTA Group, Ltd. 7.00%, 12/18/2025 (B)	1,400,000	1,462,720
Illinois Tool Works, Inc. 3.50%, 03/01/2024	135,000	146,941
Parker-Hannifin Corp. 4.00%, 06/14/2049	1,237,000	1,461,423
Stanley Black & Decker, Inc.
3.40%, 03/01/2026	128,000	143,653
Fixed until 03/15/2025, 4.00% (A), 03/15/2060	231,000	241,231
5.20%, 09/01/2040	511,000	698,263

		10,338,799

Marine - 0.2%
Hidrovias International Finance SARL 5.95%, 01/24/2025 (G)	1,670,000	1,680,872
Kirby Corp. 4.20%, 03/01/2028	84,000	87,874

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Marine (continued)
Pelabuhan Indonesia II PT 4.25%, 05/05/2025 (G)	$ 1,300,000	$ 1,410,500

		3,179,246

Media - 2.0%
Belo Corp. 7.25%, 09/15/2027	2,275,000	2,502,500
Block Communications, Inc. 4.88%, 03/01/2028 (B)	1,515,000	1,552,875
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (B)	418,000	439,109
5.38%, 06/01/2029 (B)	1,645,000	1,780,713
Charter Communications Operating LLC / Charter Communications Operating Capital
3.70%, 04/01/2051	834,000	811,777
4.80%, 03/01/2050	698,000	795,161
5.05%, 03/30/2029	13,000	15,507
5.38%, 04/01/2038	261,000	312,065
6.38%, 10/23/2035	704,000	951,199
Comcast Corp.
2.45%, 08/15/2052	584,000	535,468
3.30%, 02/01/2027	122,000	136,369
3.75%, 04/01/2040	492,000	572,673
3.90%, 03/01/2038	240,000	284,813
3.97%, 11/01/2047	915,000	1,096,445
4.15%, 10/15/2028	445,000	529,221
4.60%, 10/15/2038	1,488,000	1,896,350
CSC Holdings LLC
5.25%, 06/01/2024	1,017,000	1,085,648
5.50%, 04/15/2027 (B)	2,070,000	2,181,262
Discovery Communications LLC 4.00%, 09/15/2055 (B)	972,000	987,902
EW Scripps Co. 5.13%, 05/15/2025 (B)	1,836,000	1,751,085
Globo Comunicacao e Participacoes SA 4.88%, 01/22/2030 (G)	1,825,000	1,805,400
National CineMedia LLC 5.88%, 04/15/2028 (B)	1,169,000	812,455
Omnicom Group, Inc.
2.45%, 04/30/2030	221,000	226,101
4.20%, 06/01/2030	145,000	169,181
Scripps Escrow, Inc. 5.88%, 07/15/2027 (B)	360,000	350,100
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (B)	1,434,000	1,465,899
Time Warner Cable LLC 6.55%, 05/01/2037	695,000	908,032
Univision Communications, Inc.
5.13%, 02/15/2025 (B)	147,000	144,428
6.63%, 06/01/2027 (B)	2,366,000	2,392,617
ViacomCBS, Inc.
4.38%, 03/15/2043	1,235,000	1,336,108
5.85%, 09/01/2043	1,090,000	1,374,643

		31,203,106

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 3.0%
Anglo American Capital PLC
2.63%, 09/10/2030 (B)	$ 481,000	$ 481,362
5.38%, 04/01/2025 (B)	263,000	303,135
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030	1,086,000	1,151,046
Antofagasta PLC 2.38%, 10/14/2030 (B) (H)	265,000	261,025
Chalco Hong Kong Investment Co., Ltd. Fixed until 11/07/2021 (I), 4.25% (A) (G)	2,165,000	2,190,980
Chinalco Capital Holdings, Ltd. Fixed until 09/11/2024 (I), 4.10% (A) (G)	3,000,000	3,061,340
Cleveland-Cliffs, Inc.
5.75%, 03/01/2025 (H)	902,000	871,557
6.75%, 03/15/2026 (B)	1,084,000	1,138,200
Commercial Metals Co. 5.75%, 04/15/2026	1,040,000	1,073,800
First Quantum Minerals, Ltd.
7.25%, 04/01/2023 (G)	890,000	894,450
7.25%, 04/01/2023 (B)	1,803,000	1,812,015
7.50%, 04/01/2025 (B)	970,000	974,850
FMG Resources August 2006 Pty, Ltd. 4.50%, 09/15/2027 (B)	1,598,000	1,711,346
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	124,000	126,558
4.25%, 03/01/2030	2,174,000	2,284,048
4.38%, 08/01/2028	546,000	569,888
4.63%, 08/01/2030	546,000	582,855
5.25%, 09/01/2029	128,000	138,240
Glencore Capital Finance DAC 1.13%, 03/10/2028, MTN (G)	EUR 1,100,000	1,281,807
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. 5.89%, 04/29/2024 (G)	$ 800,000	880,000
GUSAP III, LP 4.25%, 01/21/2030 (B)	850,000	901,850
Indonesia Asahan Aluminium Persero PT 5.45%, 05/15/2030 (G)	1,650,000	1,879,719
Industrias Penoles SAB de CV 4.75%, 08/06/2050 (B)	280,000	294,350
JSW Steel, Ltd. 5.95%, 04/18/2024 (G)	1,480,000	1,513,946
Minera y Metalurgica del Boleo SAPI de CV 3.25%, 04/17/2024 (G)	3,300,000	3,504,171
Mineral Resources, Ltd. 8.13%, 05/01/2027 (B)	1,125,000	1,226,250
Minmetals Bounteous Finance BVI, Ltd. Fixed until 09/03/2024 (I), 3.38% (A) (G)	3,594,000	3,649,707
Nexa Resources SA
5.38%, 05/04/2027 (G)	600,000	631,800
6.50%, 01/18/2028 (B)	1,300,000	1,447,875
Novolipetsk Steel Via Steel Funding DAC 4.50%, 06/15/2023 (G)	1,600,000	1,696,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Co. 2.15%, 08/15/2030	$ 353,000	$ 349,317
Severstal OAO Via Steel Capital SA 5.90%, 10/17/2022 (G)	1,000,000	1,071,104
Steel Dynamics, Inc.
3.25%, 01/15/2031	263,000	284,182
3.45%, 04/15/2030	1,089,000	1,195,832
Stillwater Mining Co. 7.13%, 06/27/2025 (G)	920,000	970,600
Teck Resources, Ltd.
3.90%, 07/15/2030	537,000	563,115
6.25%, 07/15/2041	2,446,000	2,797,112
Usiminas International SARL 5.88%, 07/18/2026 (G)	1,500,000	1,562,340

		47,328,182

Mortgage Real Estate Investment Trusts - 0.2%
AG Issuer LLC 6.25%, 03/01/2028 (B)	1,475,000	1,438,125
Starwood Property Trust, Inc.
4.75%, 03/15/2025	1,678,000	1,627,660
5.50%, 11/01/2023 (B) (J)	285,000	282,446

		3,348,231

Multi-Utilities - 0.4%
Centrica PLC Fixed until 04/10/2021, 3.00% (A), 04/10/2076 (G)	EUR 1,500,000	1,742,608
CMS Energy Corp. Fixed until 03/01/2030, 4.75% (A), 06/01/2050	$ 107,000	114,604
Consolidated Edison Co. of New York, Inc. 3.95%, 04/01/2050	422,000	498,249
Delmarva Power & Light Co. 4.15%, 05/15/2045	409,000	497,748
Dominion Energy, Inc. 5.25%, 08/01/2033	300,000	379,286
NiSource, Inc.
3.95%, 03/30/2048	691,000	804,349
5.65%, 02/01/2045	64,000	89,517
Public Service Co. of Colorado
2.70%, 01/15/2051	1,108,000	1,120,257
3.70%, 06/15/2028	140,000	161,961
4.10%, 06/15/2048	344,000	430,765

		5,839,344

Multiline Retail - 0.2%
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (G)	2,300,000	2,383,398
Kohl’s Corp.
5.55%, 07/17/2045	103,000	93,209
9.50%, 05/15/2025	55,000	65,811

		2,542,418

Oil, Gas & Consumable Fuels - 7.7%
Adaro Indonesia PT 4.25%, 10/31/2024 (G) (H)	1,500,000	1,488,750
AI Candelaria Spain SLU 7.50%, 12/15/2028 (G)	820,000	885,608

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Apache Corp.
4.38%, 10/15/2028	$ 1,134,000	$ 1,037,043
4.63%, 11/15/2025 (H)	163,000	154,850
4.88%, 11/15/2027	240,000	225,240
BP Capital Markets America, Inc.
2.75%, 05/10/2023	559,000	589,529
3.00%, 02/24/2050	2,698,000	2,530,542
3.54%, 04/06/2027	425,000	471,649
BP Capital Markets PLC
Fixed until 03/22/2029 (I), 3.63% (A) (G)	EUR 1,100,000	1,314,698
Fixed until 03/22/2030 (I), 4.88% (A)	$ 811,000	847,122
Buckeye Partners, LP
4.13%, 03/01/2025 (B)	150,000	142,125
4.50%, 03/01/2028 (B)	1,676,000	1,592,200
Callon Petroleum Co.
6.13%, 10/01/2024	113,000	40,680
6.38%, 07/01/2026	1,131,000	271,440
Canadian Natural Resources, Ltd. 2.95%, 01/15/2023 - 07/15/2030	738,000	759,085
Cenovus Energy, Inc. 4.25%, 04/15/2027	1,738,000	1,769,388
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029	1,280,000	1,337,335
5.13%, 06/30/2027	300,000	336,155
Cheniere Energy Partners, LP
4.50%, 10/01/2029	1,601,000	1,632,252
5.25%, 10/01/2025	220,000	223,784
Cheniere Energy, Inc. 4.63%, 10/15/2028 (B)	994,000	1,026,305
Chevron Corp. 1.55%, 05/11/2025	302,000	311,685
Chevron USA, Inc. 1.02%, 08/12/2027	103,000	101,846
CNOOC Finance, Ltd. 3.00%, 05/09/2023	2,000,000	2,091,283
Colonial Enterprises, Inc. 3.25%, 05/15/2030 (B)	304,000	334,454
DCP Midstream Operating, LP
5.60%, 04/01/2044	960,000	835,200
5.63%, 07/15/2027	675,000	699,570
6.75%, 09/15/2037 (B)	293,000	278,350
Diamondback Energy, Inc. 3.50%, 12/01/2029	766,000	761,679
Ecopetrol SA
5.88%, 05/28/2045	600,000	654,420
6.88%, 04/29/2030	900,000	1,082,160
eG Global Finance PLC 6.75%, 02/07/2025 (B)	1,663,000	1,629,740
Enable Midstream Partners, LP 4.95%, 05/15/2028	142,000	136,192
Endeavor Energy Resources, LP / EER Finance, Inc. 5.75%, 01/30/2028 (B)	748,000	776,050
Energy Transfer Operating, LP
4.90%, 03/15/2035	331,000	325,613
5.25%, 04/15/2029	52,000	56,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating, LP (continued)
5.50%, 06/01/2027	$ 207,000	$ 229,577
6.05%, 06/01/2041	279,000	285,818
6.13%, 12/15/2045	307,000	312,233
EnLink Midstream Partners, LP Fixed until 12/15/2022 (I), 6.00% (A)	1,400,000	588,000
Enterprise Products Operating LLC
4.05%, 02/15/2022	375,000	392,173
4.25%, 02/15/2048	572,000	613,900
4.85%, 03/15/2044	170,000	192,082
Fixed until 08/16/2022, 4.88% (A), 08/16/2077	138,000	123,513
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	193,000	182,260
EOG Resources, Inc.
4.38%, 04/15/2030	69,000	81,195
4.95%, 04/15/2050	1,587,000	1,969,903
Equinor ASA
1.75%, 01/22/2026 (H)	90,000	93,370
3.25%, 11/18/2049	816,000	839,833
Exxon Mobil Corp. 1.41%, 06/26/2039	EUR 2,500,000	2,898,348
Galaxy Pipeline Assets Bidco, Ltd. 2.63%, 03/31/2036 (B) (J)	$ 1,030,000	1,027,522
Geopark, Ltd. 6.50%, 09/21/2024 (G)	1,570,000	1,475,800
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (B)	216,000	216,649
3.45%, 10/15/2027 (B)	129,000	130,795
Harvest Midstream I, LP 7.50%, 09/01/2028 (B)	1,643,000	1,630,678
Hess Corp.
6.00%, 01/15/2040	342,000	379,324
7.13%, 03/15/2033	575,000	693,034
Hilcorp Energy I, LP / Hilcorp Finance Co. 5.00%, 12/01/2024 (B)	2,561,000	2,368,925
Holly Energy Partners, LP / Holly Energy Finance Corp. 5.00%, 02/01/2028 (B)	1,679,000	1,590,853
Indika Energy Capital III Pte, Ltd. 5.88%, 11/09/2024 (G)	1,570,000	1,479,617
Indika Energy Capital IV Pte, Ltd. 8.25%, 10/22/2025 (B)	420,000	418,818
Kinder Morgan, Inc. 5.05%, 02/15/2046	603,000	677,169
Leviathan Bond, Ltd. 6.75%, 06/30/2030 (G)	490,000	502,887
Marathon Oil Corp.
2.80%, 11/01/2022	151,000	153,746
6.60%, 10/01/2037	1,297,000	1,338,055
6.80%, 03/15/2032	111,000	119,373
Marathon Petroleum Corp. 4.50%, 04/01/2048	804,000	771,851
Medco Bell Pte, Ltd. 6.38%, 01/30/2027 (G)	1,350,000	1,188,675

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp.
6.50%, 01/15/2025 (B)	$ 2,639,000	$ 2,566,427
7.13%, 02/01/2027 (B)	1,145,000	1,030,191
MPLX, LP
2.65%, 08/15/2030	911,000	876,709
3.50%, 12/01/2022	67,000	70,094
Fixed until 02/15/2023 (I), 6.88% (A)	5,500,000	4,620,880
Murphy Oil USA, Inc. 4.75%, 09/15/2029	1,125,000	1,178,438
Noble Energy, Inc.
3.90%, 11/15/2024	375,000	414,342
4.20%, 10/15/2049	379,000	452,399
5.25%, 11/15/2043	731,000	973,539
NuStar Logistics, LP
5.75%, 10/01/2025	578,000	581,948
6.38%, 10/01/2030	869,000	874,431
Occidental Petroleum Corp.
5.88%, 09/01/2025 (H)	920,000	809,600
6.38%, 09/01/2028	1,419,000	1,241,625
Oil India International Pte, Ltd. 4.00%, 04/21/2027 (G)	2,033,000	2,078,763
Oleoducto Central SA 4.00%, 07/14/2027 (B) (H)	550,000	576,070
ONEOK Partners, LP 6.65%, 10/01/2036	90,000	99,363
ONEOK, Inc.
3.10%, 03/15/2030	497,000	477,020
7.15%, 01/15/2051	272,000	318,374
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 07/27/2026 (G)	1,800,000	1,883,975
ONGC Videsh, Ltd. 4.63%, 07/15/2024 (G)	1,800,000	1,930,340
PBF Holding Co. LLC / PBF Finance Corp. 6.00%, 02/15/2028 (B)	1,508,000	580,505
Pertamina Persero PT
3.10%, 08/27/2030 (B)	875,000	904,433
4.30%, 05/20/2023, MTN (G)	1,000,000	1,071,750
5.63%, 05/20/2043, MTN (G)	2,000,000	2,340,000
6.45%, 05/30/2044, MTN (G)	3,000,000	3,900,000
Petrobras Global Finance BV 5.60%, 01/03/2031	2,330,000	2,514,885
Petroleos Mexicanos
6.50%, 03/13/2027	900,000	835,875
6.84%, 01/23/2030	1,170,000	1,045,980
Petronas Capital, Ltd.
3.50%, 04/21/2030, MTN (G)	2,000,000	2,225,600
4.55%, 04/21/2050, MTN (G)	1,500,000	1,887,778
Phillips 66 2.15%, 12/15/2030	146,000	137,090
Pioneer Natural Resources Co. 1.90%, 08/15/2030	741,000	693,591
Plains All American Pipeline, LP / PAA Finance Corp. 4.30%, 01/31/2043	298,000	247,664
Raizen Fuels Finance SA 5.30%, 01/20/2027 (G)	1,300,000	1,404,975
Sabine Pass Liquefaction LLC 4.50%, 05/15/2030 (B)	565,000	632,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Saka Energi Indonesia PT 4.45%, 05/05/2024 (G)	$ 1,800,000	$ 1,656,084
Saudi Arabian Oil Co.
3.50%, 04/16/2029, MTN (G) (H)	2,000,000	2,206,575
4.25%, 04/16/2039, MTN (G)	2,350,000	2,680,407
Shell International Finance BV
3.63%, 08/21/2042	157,000	169,588
4.00%, 05/10/2046	2,241,000	2,558,103
Sinopec Group Overseas Development, Ltd. 2.95%, 11/12/2029 (B)	1,800,000	1,906,524
Southwestern Energy Co.
7.50%, 04/01/2026 (H)	830,000	844,774
8.38%, 09/15/2028	532,000	555,940
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025 (B)	1,912,000	1,711,240
Suncor Energy, Inc. 5.95%, 05/15/2035	139,000	168,313
Sunoco Logistics Partners Operations, LP 5.35%, 05/15/2045	360,000	342,853
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
4.88%, 02/01/2031 (B)	1,465,000	1,429,708
5.00%, 01/15/2028	111,000	109,613
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (G)	1,000,000	1,063,700
Thaioil Treasury Center Co., Ltd. 4.63%, 11/20/2028, MTN (G)	1,800,000	2,055,004
Total Capital International SA
2.88%, 02/17/2022	559,000	577,206
3.46%, 07/12/2049	709,000	755,128
Transportadora de Gas del Peru SA 4.25%, 04/30/2028 (G)	2,050,000	2,275,520
Valero Energy Corp. 2.15%, 09/15/2027	106,000	101,241
Williams Cos., Inc.
5.40%, 03/04/2044	900,000	985,482
5.75%, 06/24/2044	212,000	245,181
Wintershall Dea Finance BV 1.33%, 09/25/2028 (G)	EUR 1,400,000	1,582,240

		123,173,490

Paper & Forest Products - 0.6%
Boise Cascade Co. 4.88%, 07/01/2030 (B)	$740,000	791,005
Celulosa Arauco y Constitucion SA 4.50%, 08/01/2024	1,400,000	1,522,514
Clearwater Paper Corp. 4.75%, 08/15/2028 (B)	1,431,000	1,438,155
Domtar Corp. 6.75%, 02/15/2044	2,030,000	2,326,402
Georgia-Pacific LLC 2.30%, 04/30/2030 (B)	837,000	876,856
Inversiones CMPC SA 4.38%, 05/15/2023 (G)	1,500,000	1,591,590

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products (continued)
Suzano Austria GmbH 3.75%, 01/15/2031	$ 1,012,000	$ 1,041,955

		9,588,477

Personal Products - 0.3%
Coty, Inc. 6.50%, 04/15/2026 (B) (H)	2,495,000	1,952,462
Herbalife Nutrition, Ltd. / HLF Financing, Inc. 7.88%, 09/01/2025 (B)	414,000	436,770
HLF Financing SARL LLC / Herbalife International, Inc. 7.25%, 08/15/2026 (B)	1,921,000	1,977,420

		4,366,652

Pharmaceuticals - 0.7%
AstraZeneca PLC 2.13%, 08/06/2050 (H)	269,000	241,985
Bristol-Myers Squibb Co.
3.25%, 02/20/2023	569,000	603,216
3.63%, 05/15/2024	82,000	90,057
4.25%, 10/26/2049	1,440,000	1,839,727
Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027 (B)	591,000	616,117
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, 06/30/2028 (B)	1,466,000	1,132,485
GlaxoSmithKline Capital, Inc. 3.38%, 05/15/2023	134,000	143,986
Mylan, Inc.
4.55%, 04/15/2028	146,000	169,499
5.20%, 04/15/2048	806,000	1,001,663
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (B)	1,256,000	1,331,360
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	316,000	351,225
Takeda Pharmaceutical Co., Ltd.
1.38%, 07/09/2032	EUR 1,335,000	1,639,159
3.18%, 07/09/2050	$ 1,179,000	1,197,425
Upjohn, Inc.
1.65%, 06/22/2025 (B)	258,000	263,433
4.00%, 06/22/2050 (B)	415,000	439,335
Wyeth LLC 5.95%, 04/01/2037	216,000	317,192

		11,377,864

Professional Services - 0.1%
Korn Ferry 4.63%, 12/15/2027 (B)	958,000	974,765
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.63%, 11/01/2026 (B)	977,000	989,506

		1,964,271

Real Estate Management & Development - 2.6%
Aroundtown SA 1.45%, 07/09/2028, MTN (G)	EUR 2,200,000	2,622,284
China Aoyuan Group, Ltd. 8.50%, 01/23/2022 (G)	$ 360,000	369,180

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development (continued)
China Evergrande Group 9.50%, 04/11/2022 (G)	$ 1,000,000	$ 852,991
China Overseas Finance Cayman VII, Ltd. 4.75%, 04/26/2028 (G)	2,090,000	2,397,544
China SCE Group Holdings, Ltd. 5.88%, 03/10/2022 (G)	1,860,000	1,865,563
CIFI Holdings Group Co., Ltd. 6.45%, 11/07/2024 (G)	1,400,000	1,470,606
Country Garden Holdings Co., Ltd.
5.63%, 12/15/2026 (G)	1,410,000	1,560,526
7.25%, 04/08/2026 (G)	1,000,000	1,117,875
CPI Property Group SA 1.45%, 04/14/2022, MTN (G)	EUR 300,000	351,636
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B)	$ 1,323,000	1,407,341
Goodman HK Finance 3.00%, 07/22/2030, MTN (G)	1,000,000	1,027,780
Hongkong Land Finance Cayman Islands Co., Ltd. 2.88%, 05/27/2030, MTN (G)	3,500,000	3,693,096
Hysan MTN, Ltd. 2.88%, 06/02/2027, MTN (G)	1,500,000	1,540,020
Logicor Financing SARL 0.75%, 07/15/2024, MTN (G)	EUR 3,050,000	3,586,639
Longfor Group Holdings, Ltd.
3.85%, 01/13/2032 (G)	$ 800,000	833,772
3.95%, 09/16/2029 (G) (H)	2,173,000	2,307,291
4.50%, 01/16/2028 (G)	2,000,000	2,196,600
Newmark Group, Inc. 6.13%, 11/15/2023	1,490,000	1,575,336
RKPF Overseas, Ltd. 5.90%, 03/05/2025 (G)	1,450,000	1,447,255
Sun Hung Kai Properties Capital Market, Ltd. 2.75%, 05/13/2030, MTN (G)	2,500,000	2,598,701
Times China Holdings, Ltd. 6.75%, 07/16/2023 - 07/08/2025 (G)	1,540,000	1,570,768
Vanke Real Estate Hong Kong Co., Ltd. 3.50%, 11/12/2029, MTN (G)	2,287,000	2,381,133
Yuzhou Group Holdings Co., Ltd.
7.38%, 01/13/2026 (G)	1,500,000	1,444,500
7.70%, 02/20/2025 (G)	580,000	577,684

		40,796,121

Road & Rail - 0.7%
AerCap Global Aviation Trust Fixed until 06/15/2025, 6.50% (A), 06/15/2045 (B)	785,000	694,725
Avolon Holdings Funding, Ltd. 5.13%, 10/01/2023 (B)	1,445,000	1,470,270
Burlington Northern Santa Fe LLC
4.05%, 06/15/2048	409,000	502,275
4.45%, 03/15/2043	1,976,000	2,488,030
Canadian Pacific Railway Co. 6.13%, 09/15/2115	317,000	476,468

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
CMB International Leasing Management, Ltd. 3.00%, 07/03/2024, MTN (G)	$ 2,400,000	$ 2,470,676
Kansas City Southern
2.88%, 11/15/2029	621,000	657,537
3.50%, 05/01/2050	661,000	681,288
4.70%, 05/01/2048	182,000	209,769
Norfolk Southern Corp. 4.10%, 05/15/2049	1,242,000	1,506,822

		11,157,860

Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc.
4.15%, 11/15/2030	883,000	989,202
5.00%, 04/15/2030	515,000	605,790
Intel Corp.
3.25%, 11/15/2049	1,277,000	1,408,105
3.40%, 03/25/2025	432,000	479,948
NVIDIA Corp. 3.70%, 04/01/2060	1,130,000	1,320,001
ON Semiconductor Corp. 3.88%, 09/01/2028 (B)	990,000	1,007,325
TSMC Global, Ltd.
0.75%, 09/28/2025 (B)	231,000	229,187
1.38%, 09/28/2030 (B)	1,081,000	1,056,598

		7,096,156

Software - 0.6%
Camelot Finance SA 4.50%, 11/01/2026 (B)	950,000	988,000
Microsoft Corp.
2.40%, 02/06/2022	929,000	952,338
2.68%, 06/01/2060	393,000	401,265
3.95%, 08/08/2056	1,859,000	2,385,942
Oracle Corp.
2.50%, 04/01/2025	348,000	372,260
3.85%, 07/15/2036	1,205,000	1,406,361
4.00%, 11/15/2047	806,000	934,397
SS&C Technologies, Inc. 5.50%, 09/30/2027 (B)	1,305,000	1,386,993
VMware, Inc. 4.70%, 05/15/2030	766,000	904,059

		9,731,615

Specialty Retail - 0.4%
Advance Auto Parts, Inc.
1.75%, 10/01/2027	109,000	108,206
3.90%, 04/15/2030	152,000	171,130
AutoNation, Inc. 4.75%, 06/01/2030	325,000	381,128
Conn’s, Inc. 7.25%, 07/15/2022	1,140,000	1,080,150
Home Depot, Inc.
3.35%, 04/15/2050	812,000	917,561
4.40%, 03/15/2045	650,000	833,546
L Brands, Inc. 6.63%, 10/01/2030 (B)	117,000	122,850
Lowe’s Cos., Inc.
3.00%, 10/15/2050	427,000	437,351
4.05%, 05/03/2047	1,231,000	1,465,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
Ross Stores, Inc. 1.88%, 04/15/2031	$ 1,024,000	$ 1,013,389

		6,531,244

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
0.75%, 05/11/2023	194,000	195,897
2.05%, 09/11/2026	128,000	136,350
2.55%, 08/20/2060	1,453,000	1,399,503
Dell International LLC / EMC Corp.
7.13%, 06/15/2024 (B)	1,355,000	1,404,159
8.10%, 07/15/2036 (B)	982,000	1,326,433
Diebold Nixdorf, Inc.
8.50%, 04/15/2024 (H)	1,002,000	911,820
9.38%, 07/15/2025 (B)	1,081,000	1,147,211
Hewlett Packard Enterprise Co.
1.75%, 04/01/2026	599,000	603,019
6.20%, 10/15/2035	676,000	836,124

		7,960,516

Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc. Fixed until 11/06/2023, 5.90% (A), 11/06/2028	155,000	158,018
NMI Holdings, Inc. 7.38%, 06/01/2025 (B)	1,202,000	1,310,180

		1,468,198

Trading Companies & Distributors - 0.5%
BOC Aviation, Ltd.
2.63%, 09/17/2030 (B)	2,770,000	2,696,486
3.00%, 09/11/2029, MTN (G)	2,500,000	2,532,924
GATX Corp.
4.00%, 06/30/2030 (H)	113,000	130,374
4.35%, 02/15/2024	221,000	242,225
H&E Equipment Services, Inc. 5.63%, 09/01/2025	1,648,000	1,709,800

		7,311,809

Transportation Infrastructure - 0.3%
DP World PLC 5.63%, 09/25/2048, MTN (G)	300,000	342,375
5.63%, 09/25/2048 (B)	1,500,000	1,711,875
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (B)	826,000	881,625
3.40%, 11/15/2026 (B)	140,000	153,780
4.20%, 04/01/2027 (B)	103,000	115,558
PSA Treasury Pte, Ltd. 2.13%, 09/05/2029, MTN (G)	1,000,000	1,035,098
Rumo Luxembourg SARL 5.25%, 01/10/2028 (B)	960,000	1,005,600

		5,245,911

Water Utilities - 0.1%
American Water Capital Corp. 3.45%, 05/01/2050	319,000	361,706
Essential Utilities, Inc. 3.35%, 04/15/2050	427,000	448,098

		809,804

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 1.3%
Altice France SA 7.38%, 05/01/2026 (B)	$ 2,479,000	$ 2,587,332
America Movil SAB de CV 4.38%, 04/22/2049	521,000	638,089
Colombia Telecomunicaciones SA ESP 4.95%, 07/17/2030 (B)	1,328,000	1,414,984
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026 (G)	1,500,000	1,657,385
MTN Mauritius Investments, Ltd. 4.76%, 11/11/2024 (G)	800,000	820,400
6.50%, 10/13/2026 (G)	900,000	1,003,396
Sprint Corp. 7.88%, 09/15/2023	3,715,000	4,235,100
T-Mobile USA, Inc. 2.25%, 11/15/2031 (B)	246,000	242,982
3.00%, 02/15/2041 (B)	114,000	110,564
3.30%, 02/15/2051 (B)	1,096,000	1,055,930
3.60%, 11/15/2060 (B)	449,000	441,201
Turkcell Iletisim Hizmetleri AS 5.80%, 04/11/2028 (G)	1,070,000	1,034,326
Vodafone Group PLC 4.88%, 06/19/2049	359,000	444,278
5.25%, 05/30/2048	1,084,000	1,403,772
Fixed until 01/04/2029, 7.00% (A), 04/04/2079	2,614,000	3,102,353

		20,192,092

Total Corporate Debt Securities (Cost $1,094,096,669)		1,129,461,073

FOREIGN GOVERNMENT OBLIGATIONS - 10.6%
Belarus - 0.6%
Republic of Belarus International Bond 6.88%, 02/28/2023 (G)	5,350,000	5,283,895
Republic of Belarus Ministry of Finance 6.38%, 02/24/2031 (B)	4,400,000	4,145,240

		9,429,135

Colombia - 0.9%
Colombia Government International Bond 3.13%, 04/15/2031	7,300,000	7,493,450
4.50%, 03/15/2029	6,700,000	7,518,338

		15,011,788

Cote d’Ivoire - 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/2032 (G)	2,490,000	2,431,111
6.13%, 06/15/2033 (G)	4,000,000	4,033,824
6.38%, 03/03/2028 (G)	3,700,000	3,879,117

		10,344,052

Dominican Republic - 0.6%
Dominican Republic International Bond
5.50%, 01/27/2025 (G)	1,590,000	1,698,915
5.88%, 01/30/2060 (G)	2,500,000	2,387,500
5.95%, 01/25/2027 (G)	2,000,000	2,180,020
6.00%, 07/19/2028 (G)	1,000,000	1,100,010
6.60%, 01/28/2024 (G)	1,800,000	1,968,318

		9,334,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Egypt - 0.5%
Egypt Government International Bond 7.63%, 05/29/2032 (B)	$ 8,600,000	$ 8,699,760

Ghana - 0.7%
Ghana Government International Bond 10.75%, 10/14/2030 (G)	8,500,000	10,407,638

India - 0.1%
Export-Import Bank of India 3.38%, 08/05/2026 (G)	1,300,000	1,370,642

Italy - 0.6%
Italy Buoni Poliennali del Tesoro 2.50%, 11/15/2025 (G)	EUR 6,655,000	8,673,860
Republic of Italy Government International Bond 4.00%, 10/17/2049	$ 667,000	718,794

		9,392,654

Jordan - 0.5%
Jordan Government International Bond
5.85%, 07/07/2030 (B) (H)	4,300,000	4,327,234
7.38%, 10/10/2047 (G)	4,200,000	4,336,003

		8,663,237

Kenya - 0.7%
Kenya Government International Bond
6.88%, 06/24/2024 (G)	6,600,000	6,984,582
8.00%, 05/22/2032 (G)	3,800,000	3,986,656

		10,971,238

Mexico - 1.5%
Mexico Government International Bond
3.25%, 04/16/2030 (H)	3,700,000	3,823,136
4.50%, 04/22/2029	652,000	739,368
5.00%, 04/27/2051	4,300,000	4,908,450
Series A,
6.05%, 01/11/2040	6,000,000	7,538,280
4.75%, 03/08/2044, MTN	4,035,000	4,458,715
6.75%, 09/27/2034, MTN	1,340,000	1,797,289

		23,265,238

Republic of Korea - 0.6%
Industrial Bank of Korea 1.04%, 06/22/2025 (B)	427,000	429,458
Korea Development Bank
0.50%, 10/27/2023	200,000	200,038
2.75%, 03/19/2023	3,000,000	3,151,770
Korea National Oil Corp.
1.63%, 10/05/2030 (B)	1,430,000	1,394,770
3.25%, 10/01/2025 (G)	1,000,000	1,103,889
2.63%, 04/14/2026, MTN (G)	2,500,000	2,683,150

		8,963,075

Romania - 0.5%
Romania Government International Bond
3.00%, 02/14/2031 (B)	3,700,000	3,831,395
4.00%, 02/14/2051 (B)	4,800,000	4,890,067

		8,721,462

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational - 0.2%
African Development Bank 0.75%, 04/03/2023	$ 221,000	$ 223,546
European Bank for Reconstruction & Development 1.50%, 02/13/2025, MTN	268,000	277,664
Inter-American Development Bank 4.38%, 01/24/2044	914,000	1,362,472
2.63%, 04/19/2021, MTN	608,000	614,688
International Bank for Reconstruction & Development 3.13%, 11/20/2025	210,000	236,752
International Finance Corp. 0.50%, 03/20/2023 (H)	313,000	314,737

		3,029,859

Turkey - 0.5%
Turkey Government International Bond 5.60%, 11/14/2024	4,450,000	4,271,644
6.25%, 09/26/2022	4,300,000	4,309,546

		8,581,190

Ukraine - 0.5%
Ukraine Government International Bond 7.25%, 03/15/2033 (B)	4,400,000	4,130,526
7.75%, 09/01/2023 (G)	4,300,000	4,472,000

		8,602,526

Uruguay - 0.9%
Uruguay Government International Bond 4.98%, 04/20/2055	10,800,000	14,256,000

Total Foreign Government Obligations (Cost $168,434,091)		169,044,257

LOAN ASSIGNMENTS - 8.5%
Aerospace & Defense - 0.1%
Dynasty Acquisition Co., Inc.
Term Loan B1,
3-Month LIBOR + 3.50%, 3.72% (A), 04/06/2026	682,499	608,135
Term Loan B2,
3-Month LIBOR + 3.50%, 3.72% (A), 04/06/2026	366,935	326,954
Spirit Aerosystems, Inc. Term Loan B, 1-Month LIBOR + 5.25%, 6.00% (A), 01/30/2025 (J)	674,788	673,102
TransDigm, Inc. Term Loan F, 1-Month LIBOR + 2.25%, 2.40% (A), 12/09/2025	299,246	280,959

		1,889,150

Airlines - 0.2%
American Airlines, Inc. Term Loan, 1-Month LIBOR + 2.00%, 2.15% (A), 12/15/2023 (J)	575,000	472,398
Delta Air Lines, Inc. Term Loan B, 3-Month LIBOR + 4.75%, 5.75% (A), 04/29/2023	638,502	635,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Airlines (continued)
Kestrel Bidco, Inc. Term Loan B, 6-Month LIBOR + 3.00%, 4.00% (A), 12/11/2026	$ 860,765	$ 757,043
Mileage Plus Holdings LLC Term Loan B, 3-Month LIBOR + 5.25%, 6.25% (A), 06/25/2027	484,603	492,742
SkyMiles IP, Ltd. 1st Lien Term Loan B, 3-Month LIBOR + 3.75%, 4.75% (A), 10/20/2027	194,595	193,703

		2,551,486

Auto Components - 0.1%
Les Schwab Tire Centers Term Loan B, TBD, 10/28/2027 (J) (K)	540,484	535,080
Mavis Tire Express Services Corp. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 3.47% (A), 03/20/2025	1,310,292	1,250,237
TI Group Automotive Systems LLC Term Loan, 3-Month LIBOR + 3.75%, 4.50% (A), 12/16/2024	299,841	298,154

		2,083,471

Automobiles - 0.0% (C)
CWGS Group LLC Term Loan, 1-Month LIBOR + 2.75%, 3.50% (A), 11/08/2023	500,057	487,660

Biotechnology - 0.0% (C)
Curium BidCo SARL 2nd Lien Term Loan,
TBD, 10/27/2028 (J) (K)	168,062	166,381
Term Loan,
TBD, 10/28/2027 (J) (K)	441,905	437,486

		603,867

Building Products - 0.1%
CD&R Hydra Buyer, Inc. Term Loan, 1-Month LIBOR + 4.25%, 5.25% (A), 12/11/2024	894,640	841,632
Quikrete Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.50%, 2.65% (A), 02/01/2027	541,905	530,841

		1,372,473

Capital Markets - 0.3%
Advisor Group, Inc. Term Loan B, 1-Month LIBOR + 5.00%, 5.00% (A), 07/31/2026	918,077	882,502

	Principal	Value

LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Blackstone CQP Holdco, LP Term Loan B, 3-Month LIBOR + 3.50%, 3.73% (A), 09/30/2024	$ 1,022,935	$ 998,641
Camelot US Acquisition 1 Co. Term Loan B, 1-Month LIBOR + 3.00%, 3.15% (A), 10/30/2026	1,030,099	1,004,347
Deerfield Dakota Holding LLC Term Loan B, 1-Month LIBOR + 3.75%, 4.75% (A), 04/09/2027	665,609	655,125
Mega Broadband Investments LLC Term Loan, TBD, 10/08/2027 (J) (K)	407,662	403,585
NEXUS Buyer LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (A), 11/09/2026	803,809	786,929
PAI Holdco, Inc. Term Loan B, TBD, 10/28/2027 (J) (K)	405,388	401,841

		5,132,970

Chemicals - 0.3%
Charter NEX US, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 05/16/2024	683,117	666,040
Chemours Co. Term Loan B, 1-Month LIBOR + 1.75%, 1.90% (A), 04/03/2025	810,670	774,190
Hexion, Inc. Term Loan, 6-Month LIBOR + 3.50%, 3.73% (A), 07/01/2026	748,106	734,391
PQ Corp.
Term Loan B,
3-Month LIBOR + 2.25%, 2.46% (A), 02/07/2027	505,264	489,790
3-Month LIBOR + 3.00%, 4.00% (A), 02/07/2027	89,385	88,435
Starfruit Finco BV Term Loan B, 1-Month LIBOR + 3.00%, 3.15% (A), 10/01/2025 (J)	687,917	665,559
Tronox Finance LLC Term Loan B, 1-Month LIBOR + 3.00%, 3-Month LIBOR + 3.00%, 3.15% - 3.22% (A), 09/23/2024 (J)	548,000	536,013

		3,954,418

Commercial Services & Supplies - 0.5%
Asurion LLC
2nd Lien Term Loan,
1-Month LIBOR + 6.50%, 6.65% (A), 08/04/2025	465,032	465,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Asurion LLC (continued)
Term Loan B6,
1-Month LIBOR + 3.00%, 3.15% (A), 11/03/2023	$ 508,792	$ 498,616
Term Loan B7,
1-Month LIBOR + 3.00%, 3.15% (A), 11/03/2024	723,471	708,872
BidFair MergerRight, Inc. Term Loan B, 1-Month LIBOR + 5.50%, 6.50% (A), 01/15/2027	869,852	861,153
Cast & Crew Payroll LLC 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 3.90% (A), 02/09/2026	545,593	509,448
Creative Artists Agency LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (A), 11/27/2026	773,475	741,569
Garda World Security Corp. 1st Lien Term Loan B, 1-Month LIBOR + 4.75%, 4.90% (A), 10/30/2026	620,560	617,302
GFL Environmental, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3-Month LIBOR + 3.00%, 4.00% (A), 05/30/2025	715,362	707,315
Prime Security Services Borrower LLC Term Loan B1, 1-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 12-Month LIBOR + 3.25%, 4.25% (A), 09/23/2026	1,177,522	1,159,859
Service Logic Acquisition, Inc.
Delayed Draw Term Loan,
TBD, 10/23/2027 (J) (K)	106,343	105,679
Term Loan,
TBD, 10/23/2027 (J) (K)	368,657	366,353
West Corp.
Term Loan,
1-Month LIBOR + 4.00%, 5.00% (A), 10/10/2024	771,743	715,378
Term Loan B1,
1-Month LIBOR + 3.50%, 4.50% (A), 10/10/2024	254,787	234,722

		7,691,298

Communications Equipment - 0.1%
CommScope, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 04/06/2026	972,771	934,590

Construction & Engineering - 0.1%
USIC Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 4.25% (A), 12/08/2023	900,652	884,327

	Principal	Value

LOAN ASSIGNMENTS (continued)
Consumer Finance - 0.1%
Altice Financing SA Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 07/15/2025	$ 436,369	$ 414,551
Nielsen Finance LLC Term Loan B4, 1-Month LIBOR + 2.00%, 2.15% (A), 10/04/2023	636,591	621,074

		1,035,625

Containers & Packaging - 0.2%
Berry Global, Inc. Term Loan Y, 1-Month LIBOR + 2.00%, 2.15% (A), 07/01/2026	473,948	457,191
BWAY Holding Co. Term Loan B, 2-Month LIBOR + 3.25%, 3-Month LIBOR + 3.25%, 3.48% (A), 04/03/2024	1,184,722	1,105,494
Graham Packaging Co., Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.50% (A), 08/04/2027	662,982	655,405
Packaging Coordinators Midco, Inc. Term Loan, TBD, 09/25/2027 (J) (K)	404,196	397,627
Reynolds Group Holdings, Inc.
Term Loan,
1-Month LIBOR + 2.75%, 2.90% (A), 02/05/2023	332,612	326,079
Term Loan B2,
1-Month LIBOR + 3.25%, 3.40% (A), 02/05/2026	541,922	527,922
Trident TPI Holdings, Inc. Term Loan B1, 3-Month LIBOR + 3.00%, 4.00% (A), 10/17/2024	404,928	391,009

		3,860,727

Distributors - 0.0% (C)
American Builders & Contractors Supply Co., Inc. Term Loan, 1-Month LIBOR + 2.00%, 2.15% (A), 01/15/2027	734,554	711,828

Diversified Consumer Services - 0.1%
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 2.90% (A), 05/18/2025	1,543,647	1,312,100

Diversified Financial Services - 0.2%
AI Ladder Subco SARL Term Loan, 1-Month LIBOR + 4.50%, 4.65% (A), 07/09/2025	611,299	582,262

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Diversified Financial Services (continued)
AlixPartners LLP Term Loan B, 1-Month LIBOR + 2.50%, 2.64% (A), 04/04/2024	$ 637,471	$ 616,355
Claros Mortgage Trust, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 08/09/2026	498,741	478,167
Fastlane Parent Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 4.50%, 4.65% (A), 02/04/2026	751,989	727,080
Refinitiv US Holdings, Inc. Term Loan, 1-Month LIBOR + 3.25%, 3.40% (A), 10/01/2025	616,737	607,058
Stars Group Holdings BV Term Loan, 3-Month LIBOR + 3.50%, 3.72% (A), 07/10/2025	427,868	427,236

		3,438,158

Diversified Telecommunication Services - 0.3%
Cablevision Lightpath LLC Term Loan B, TBD, 09/15/2027 (J) (K)	471,771	464,223
CenturyLink, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.40% (A), 03/15/2027	1,570,738	1,509,872
Intelsat Jackson Holdings SA
Term Loan,
3-Month LIBOR + 5.50%, 3.60% - 6.50% (A), 07/13/2022	97,422	98,786
Term Loan B3,
Prime Rate + 4.75%, 8.00% (A), 11/27/2023	943,000	947,715
Iridium Satellite LLC Term Loan, 1-Month LIBOR + 3.75%, 4.75% (A), 11/04/2026	657,756	655,994
Telesat Canada Term Loan B5, 1-Month LIBOR + 2.75%, 2.90% (A), 12/07/2026	769,576	740,717
Virgin Media Bristol LLC Term Loan Q, TBD, 01/31/2029 (J) (K)	342,000	335,282
Zayo Group Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.15% (A), 03/09/2027	790,420	761,026

		5,513,615

Electric Utilities - 0.1%
Talen Energy Supply LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (A), 07/08/2026	776,212	756,806

	Principal	Value

LOAN ASSIGNMENTS (continued)
Electrical Equipment - 0.1%
EXC Holdings III Corp.
1st Lien Term Loan,
3-Month LIBOR + 3.50%, 4.50% (A), 12/02/2024	$ 842,792	$ 829,096
2nd Lien Term Loan,
3-Month LIBOR + 7.50%, 8.50% (A), 12/01/2025	347,000	340,928
Gates Global LLC Repriced Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 04/01/2024	496,875	486,471

		1,656,495

Electronic Equipment, Instruments & Components - 0.1%
Tech Data Corp.
Term Loan,
1-Month LIBOR + 3.50%, 3.65% (A), 06/30/2025	578,355	577,150
1-Month LIBOR + 5.50%, 5.65% (A), 06/30/2025	660,752	645,885
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month LIBOR + 4.00%, 4.25% (A), 08/20/2025	369,659	337,545

		1,560,580

Energy Equipment & Services - 0.0% (C)
Apergy Corp.
1st Lien Term Loan,
1-Month LIBOR + 2.50%, 2.69% (A), 05/09/2025	221,324	212,471
Term Loan,
3-Month LIBOR + 5.00%, 6.00% (A), 05/28/2027	378,885	376,517

		588,988

Food & Staples Retailing - 0.0% (C)
BW Gas & Convenience Holdings LLC Term Loan, 1-Month LIBOR + 6.25%, 6.41% (A), 11/18/2024	576,538	572,213

Food Products - 0.2%
Dole Food Co., Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 04/06/2024 (J)	607,405	592,979
Froneri International, Ltd. Term Loan, 1-Month LIBOR + 2.25%, 2.40% (A), 01/31/2027	413,797	397,910
Nomad Foods Europe Midco, Ltd. Term Loan B4, 1-Month LIBOR + 2.25%, 2.40% (A), 05/15/2024	872,950	849,763
Sunshine Luxembourg VII SARL Term Loan B1, 3-Month LIBOR + 4.25%, 5.25% (A), 10/01/2026	1,124,196	1,110,986

		2,951,638

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Equipment & Supplies - 0.1%
Athenahealth, Inc. Term Loan B, 3-Month LIBOR + 4.50%, 4.75% (A), 02/11/2026	$ 866,800	$ 847,297
Ortho-Clinical Diagnostics SA Term Loan B, 1-Month LIBOR + 3.25%, 3.39% (A), 06/30/2025	1,176,515	1,135,337

		1,982,634

Health Care Providers & Services - 0.3%
Envision Healthcare Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.75%, 3.90% (A), 10/10/2025	937,841	667,977
HC Group Holdings II, Inc. Term Loan B, 1-Month LIBOR + 4.50%, 4.65% (A), 08/06/2026	865,820	845,257
MPH Acquisition Holdings LLC Term Loan B, 3-Month LIBOR + 2.75%, 3.75% (A), 06/07/2023	356,298	351,102
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 1-Month LIBOR + 3.75%, 3.90% (A), 11/16/2025	949,741	920,457
Team Health Holdings, Inc. 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.75% (A), 02/06/2024	953,854	773,099
Upstream Newco, Inc. Term Loan, 1-Month LIBOR + 4.50%, 4.65% (A), 11/20/2026	596,068	566,265

		4,124,157

Health Care Technology - 0.1%
Change Healthcare Holdings LLC Term Loan B, 1-Month LIBOR + 2.50%, 3-Month LIBOR + 2.50%, 3.50% (A), 03/01/2024	812,988	793,244

Hotels, Restaurants & Leisure - 0.8%
Boyd Gaming Corp. Term Loan B3, 1 Week LIBOR + 2.25%, 2.34% (A), 09/15/2023	245,592	238,263
Caesars Resort Collection LLC 1st Lien Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 12/23/2024	1,568,636	1,467,110
Carnival Corp. Term Loan B, 1-Month LIBOR + 7.50%, 8.50% (A), 06/30/2025	941,096	943,449
Connect Finco SARL Term Loan B, 1-Month LIBOR + 4.50%, 5.50% (A), 12/11/2026	642,770	629,272

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
ETA Australia Holdings III Pty, Ltd. Term Loan, 1-Month LIBOR + 4.00%, 4.15% (A), 05/06/2026	$ 425,835	$ 410,665
Golden Nugget, Inc.
Term Loan,
3-Month LIBOR + 12.00%, 13.00% (A), 10/04/2023	5,575	6,272
Term Loan B,
1-Month LIBOR + 2.50%, 2-Month LIBOR + 2.50%, 3.25% (A), 10/04/2023	970,050	852,189
Herschend Entertainment Co. LLC Term Loan B, 3-Month LIBOR + 5.75%, 6.75% (A), 08/25/2025	691,125	666,936
Hornblower Sub LLC Term Loan B, 3-Month LIBOR + 4.50%, 5.50% (A), 04/27/2025	764,545	546,650
IRB Holding Corp. Term Loan B, 6-Month LIBOR + 2.75%, 3.75% (A), 02/05/2025	906,272	860,311
Motion Finco SARL
Delayed Draw Term Loan B2,
3-Month LIBOR + 3.25%, 3.47% (A), 11/12/2026	46,712	39,892
Term Loan B1,
3-Month LIBOR + 3.25%, 3.47% (A), 11/12/2026	355,415	303,525
NEP / NCP Holdco, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 3.40% (A), 10/20/2025	936,332	841,528
PCI Gaming Authority Term Loan, 1-Month LIBOR + 2.50%, 2.65% (A), 05/29/2026	352,939	340,806
PF Chang’s China Bistro, Inc. Term Loan B, 1-Month LIBOR + 6.25%, 6.40% (A), 03/01/2026	600,429	464,832
Scientific Games International, Inc. Term Loan B5, 1-Month LIBOR + 2.75%, 2.90% (A), 08/14/2024 (J)	1,057,519	981,840
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 1-Month LIBOR + 3.00%, 3.75% (A), 03/31/2024	1,162,122	1,082,952
Station Casinos LLC Term Loan B, 1-Month LIBOR + 2.25%, 2.50% (A), 02/08/2027	725,078	693,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Travelport Finance SARL
Term Loan,
3-Month LIBOR + 1.50%, PIK Rate 6.50%, Cash Rate 2.50%, 2.50% - 6.50% (A), 02/28/2025 (L)	$ 594,869	$ 559,177
3-Month LIBOR + 5.00%, 5.22% (A), 05/29/2026	850,621	438,070
Whatabrands LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 07/31/2026	689,526	669,185

		13,036,884

Household Durables - 0.1%
API Heat Transfer ThermaSys Corp. 2nd Lien Term Loan, 3-Month LIBOR + 0.00%, PIK Rate 12.00%, Cash Rate 0.00%, 12.00% (A), 12/31/2023 (D) (L)	481,500	424,924
CHI Overhead Doors, Inc. Term Loan, 3-Month LIBOR + 3.50%, 4.50% (A), 07/31/2025	607,284	602,730
CNT Holdings I Corp. 2nd Lien Term Loan,
TBD, 10/16/2028 (J) (K)	205,369	205,883
Term Loan,
TBD, 10/16/2027 (J) (K)	675,378	666,513

		1,900,050

Household Products - 0.0% (C)
Diamond BV Term Loan, 3-Month LIBOR + 3.00%, 3.15% - 3.21% (A), 09/06/2024	482,176	460,077

Independent Power & Renewable Electricity Producers - 0.0% (C)
Terra-Gen Finance Co. LLC Term Loan B, 1-Month LIBOR + 4.25%, 5.25% (A), 12/09/2021	292,357	287,241

Insurance - 0.3%
Alliant Holdings Intermediate LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 05/09/2025	1,078,724	1,036,418
AmWINS Group, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 01/25/2024	686,422	676,340
Hub International, Ltd. Term Loan B, 3-Month LIBOR + 3.00%, 3.19% - 3.21% (A), 04/25/2025	1,300,278	1,248,592
Hyperion Insurance Group, Ltd. Repriced Term Loan, 1-Month LIBOR + 3.50%, 4.50% (A), 12/20/2024	669,822	659,216

	Principal	Value

LOAN ASSIGNMENTS (continued)
Insurance (continued)
LEB Holdings, Inc Term Loan B, TBD, 09/25/2027 (J) (K)	$ 405,156	$ 400,345
Sedgwick Claims Management Services, Inc. Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 12/31/2025	1,233,837	1,181,784

		5,202,695

IT Services - 0.3%
Banff Merger Sub, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (A), 10/02/2025	932,256	903,123
Moneygram International, Inc. Term Loan B, 3-Month LIBOR + 6.00%, 7.00% (A), 06/30/2023	589,374	579,061
PI US MergerCo, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.50%, 4.50% (A), 01/03/2025	1,228,998	1,189,823
Rackspace Hosting, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.00% (A), 11/03/2023	1,481,874	1,446,473
Tempo Acquisition LLC Term Loan, 1-Month LIBOR + 3.25%, 3.75% (A), 11/02/2026	341,041	329,104
Verra Mobility Corp. Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 02/28/2025	546,019	528,956

		4,976,540

Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II Term Loan, 1-Month LIBOR + 2.50%, 3.50% (A), 08/18/2022	1,305,495	1,294,517
Parexel International Corp. Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 09/27/2024	838,749	804,500

		2,099,017

Machinery - 0.1%
Alliance Laundry Systems LLC Term Loan B, 3-Month LIBOR + 3.50%, 4.25% (A), 10/08/2027 (J)	403,345	399,210
Crosby US Acquisition Corp. Term Loan B, 1-Month LIBOR + 4.75%, 4.90% (A), 06/26/2026	439,013	415,965
Gardner Denver, Inc. Term Loan B2, 1-Month LIBOR + 1.75%, 1.90% (A), 03/01/2027	412,086	397,560

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Machinery (continued)
Patriot Container Corp. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 4.50% (A), 03/20/2025	$ 786,053	$ 759,524

		1,972,259

Media - 0.5%
Cogeco Communications Finance, LP Term Loan B, 1-Month LIBOR + 2.00%, 2.15% (A), 01/03/2025	917,600	894,374
CSC Holdings LLC
Term Loan B1,
1-Month LIBOR + 2.25%, 2.40% (A), 07/17/2025 (J)	683,552	658,090
Term Loan B5,
1-Month LIBOR + 2.50%, 2.65% (A), 04/15/2027	698,010	673,871
Gray Television, Inc. Term Loan C, 1-Month LIBOR + 2.50%, 2.65% (A), 01/02/2026	373,843	365,245
ION Media Networks, Inc. Term Loan B, 1-Month LIBOR + 3.00%, 3.19% (A), 12/18/2024	1,517,434	1,499,730
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month LIBOR + 2.75%, 2.90% (A), 09/18/2026	559,434	544,050
Numericable Group SA Term Loan B11, 1-Month LIBOR + 2.75%, 2.90% (A), 07/31/2025	303,729	289,377
Rentpath, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 0.00%, 1.61% (A), 12/17/2022 (D)	765,000	76,500
Terrier Media Buyer, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (A), 12/17/2026	1,016,823	989,973
Univision Communications, Inc. Term Loan, 1-Month LIBOR + 3.75%, 4.75% (A), 03/15/2026	850,283	827,052
UPC Broadband Holding BV
Term Loan B1,
TBD, 01/31/2029 (J) (K)	311,474	302,811
Term Loan B2,
TBD, 01/31/2029 (J) (K)	311,474	302,811
Ziggo Financing Partnership Term Loan I, 1-Month LIBOR + 2.50%, 2.65% (A), 04/30/2028	559,305	535,612

		7,959,496

	Principal	Value

LOAN ASSIGNMENTS (continued)
Metals & Mining - 0.1%
US Silica Co. Term Loan B, 1-Month LIBOR + 4.00%, 5.00% (A), 05/01/2025	$ 873,228	$ 733,823
WP CPP Holdings LLC Term Loan, 1-Month LIBOR + 3.75%, 3-Month LIBOR + 3.75%, 4.75% (A), 04/30/2025	806,376	710,115

		1,443,938

Oil, Gas & Consumable Fuels - 0.2%
Buckeye Partners, LP Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 11/01/2026	526,355	514,101
EG America LLC
2nd Lien Term Loan,
3-Month LIBOR + 8.00%, 9.00% (A), 04/20/2026	175,229	166,468
Term Loan,
3-Month LIBOR + 4.00%, 4.22% (A), 02/07/2025	966,840	924,540
Medallion Midland Acquisition LLC 1st Lien Term Loan, 1-Month LIBOR + 3.25%, 4.25% (A), 10/30/2024	556,749	522,648
Osum Production Corp. Term Loan, 3-Month LIBOR + 7.50%, 8.50% (A), 07/31/2022	658,780	579,727

		2,707,484

Paper & Forest Products - 0.0% (C)
Vertical Midco GmbH Term Loan B, 6-Month LIBOR + 4.25%, 4.57% (A), 07/30/2027	740,096	729,303

Personal Products - 0.1%
Coty, Inc. Term Loan B, 1-Month LIBOR + 2.25%, 2.39% (A), 04/07/2025	1,229,099	1,069,931

Pharmaceuticals - 0.2%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.50%, 3.65% (A), 09/26/2024	910,344	879,620
Amneal Pharmaceuticals LLC Term Loan B, 1-Month LIBOR + 3.50%, 3.69% (A), 05/04/2025	867,369	824,000
Bausch Health Cos., Inc.
Term Loan B,
1-Month LIBOR + 2.75%, 2.90% (A), 11/27/2025	890,561	866,936
1-Month LIBOR + 3.00%, 3.15% (A), 06/02/2025	113,504	110,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Endo Luxembourg Finance Co. I SARL Term Loan B, 3-Month LIBOR + 4.25%, 5.00% (A), 04/29/2024	$ 1,067,778	$ 1,015,991

		3,697,231

Professional Services - 0.1%
Everi Payments, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 3.75% (A), 05/09/2024	784,412	754,343

Real Estate Management & Development - 0.2%
Brookfield WEC Holdings, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.75% (A), 08/01/2025	896,503	874,230
CityCenter Holdings LLC Term Loan B, 1-Month LIBOR + 2.25%, 3.00% (A), 04/18/2024	1,310,782	1,228,858
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month LIBOR + 2.75%, 2.90% (A), 08/21/2025	859,304	819,920

		2,923,008

Road & Rail - 0.1%
Genesee & Wyoming, Inc. Term Loan, 3-Month LIBOR + 2.00%, 2.22% (A), 12/30/2026	339,623	331,875
PODS LLC 1st Lien Term Loan, 1-Month LIBOR + 2.75%, 3.75% (A), 12/06/2024	493,892	483,191

		815,066

Semiconductors & Semiconductor Equipment - 0.1%
Bright Bidco BV Term Loan B, 6-Month LIBOR + 3.50%, 4.50% (A), 06/30/2024	1,081,040	504,485
MaxLinear, Inc. Term Loan B, 1-Month LIBOR + 2.50%, 3.25% (A), 05/12/2024	409,814	405,716

		910,201

Software - 1.0%
Applied Systems, Inc.
1st Lien Term Loan,
3-Month LIBOR + 3.25%, 4.25% (A), 09/19/2024	595,037	591,425
2nd Lien Term Loan,
3-Month LIBOR + 7.00%, 8.00% (A), 09/19/2025	249,232	249,543
Barracuda Networks, Inc. 1st Lien Term Loan, TBD, 02/12/2025 (J) (K)	680,000	668,100

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
CCC Information Services, Inc. 1st Lien Term Loan, 1-Month LIBOR + 3.00%, 4.00% (A), 04/29/2024	$ 788,864	$ 779,332
Comet Acquisition, Inc. Term Loan, 3-Month LIBOR + 3.25%, 3.47% (A), 10/24/2025	793,313	765,547
Corel Corp. Term Loan, 3-Month LIBOR + 5.00%, 5.26% (A), 07/02/2026	854,562	828,925
Cornerstone OnDemand, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.40% (A), 04/22/2027	631,814	625,338
DCert Buyer, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 4.15% (A), 10/16/2026	977,762	956,067
Epicor Software Corp.
2nd Lien Term Loan,
1-Month LIBOR + 7.75%, 8.75% (A), 07/31/2028	109,907	111,555
Term Loan,
1-Month LIBOR + 4.25%, 5.25% (A), 07/30/2027	862,000	858,121
Finastra USA, Inc.
1st Lien Term Loan,
6-Month LIBOR + 3.50%, 4.50% (A), 06/13/2024	1,008,409	950,285
2nd Lien Term Loan,
6-Month LIBOR + 7.25%, 8.25% (A), 06/13/2025	265,000	257,580
Greeneden US Holdings II LLC Term Loan B, TBD, 10/08/2027 (J) (K)	869,218	858,081
Informatica LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 02/25/2027	553,651	533,720
ION Trading Technologies SARL Term Loan B, 6-Month LIBOR + 4.00%, 5.00% (A), 11/21/2024	633,911	620,327
McAfee LLC Term Loan B, 1-Month LIBOR + 3.75%, 3.89% (A), 09/30/2024	1,244,316	1,230,512
Navicure, Inc. Term Loan B, 1-Month LIBOR + 4.00%, 4.75% (A), 10/22/2026 (J)	678,661	666,785
Project Boost Purchaser LLC Term Loan B, 1-Month LIBOR + 3.50%, 3.65% (A), 06/01/2026	1,013,541	979,587

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Solera LLC Term Loan B, 2-Month LIBOR + 2.75%, 2.92% (A), 03/03/2023	$ 678,161	$ 658,906
Sophia, LP 1st Lien Term Loan, 3-Month LIBOR + 3.75%, 4.50% (A), 10/07/2027	950,034	933,112
SS&C European Holdings SARL Term Loan B4, 1-Month LIBOR + 1.75%, 1.90% (A), 04/16/2025	90,584	87,947
SS&C Technologies, Inc.
Term Loan B3,
1-Month LIBOR + 1.75%, 1.90% (A), 04/16/2025	128,932	125,179
Term Loan B5,
1-Month LIBOR + 1.75%, 1.90% (A), 04/16/2025	221,996	215,455
Ultimate Software Group, Inc.
2nd Lien Term Loan,
3-Month LIBOR + 6.75%, 7.50% (A), 05/03/2027	144,420	146,586
Term Loan B,
1-Month LIBOR + 3.75%, 3.90% (A), 05/04/2026	396,543	388,736
3-Month LIBOR + 4.00%, 4.75% (A), 05/04/2026	459,917	456,404
VS Buyer LLC Term Loan B, 1-Month LIBOR + 3.25%, 3.40% (A), 02/28/2027	407,592	398,931

		15,942,086

Specialty Retail - 0.1%
Bass Pro Group LLC Term Loan B, 3-Month LIBOR + 5.00%, 5.75% (A), 09/25/2024	1,042,681	1,036,744
Belron Finance US LLC Term Loan B, 3-Month LIBOR + 2.25%, 2.46% (A), 10/30/2026	340,724	330,502
JP Intermediate B LLC Term Loan, 3-Month LIBOR + 5.50%, 6.50% (A), 11/20/2025	296,542	259,474
Wand NewCo 3, Inc. Term Loan, 1-Month LIBOR + 3.00%, 3.15% (A), 02/05/2026	604,862	582,936

		2,209,656

Technology Hardware, Storage & Peripherals - 0.1%
Diebold, Inc. Term Loan B, 1-Month LIBOR + 2.75%, 2.94% (A), 11/06/2023	828,605	789,246

	Principal	Value

LOAN ASSIGNMENTS (continued)
Technology Hardware, Storage & Peripherals (continued)
NCR Corp. Term Loan, 1-Month LIBOR + 2.50%, 2.65% (A), 08/28/2026	$ 452,102	$ 436,278

		1,225,524

Textiles, Apparel & Luxury Goods - 0.1%
Samsonite International SA Term Loan B2, 1-Month LIBOR + 4.50%, 5.50% (A), 04/25/2025	676,305	656,016
Varsity Brands, Inc. Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (A), 12/15/2024	560,061	481,186

		1,137,202

Trading Companies & Distributors - 0.1%
ASP Unifrax Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.75%, 3.97% (A), 12/12/2025	734,747	639,230
Univar, Inc.
Term Loan B3,
1-Month LIBOR + 2.25%, 2.40% (A), 07/01/2024	506,058	494,672
Term Loan B5,
1-Month LIBOR + 2.00%, 2.15% (A), 07/01/2026	109,686	106,464

		1,240,366

Wireless Telecommunication Services - 0.1%
Altice France SA
Term Loan B12,
1-Month LIBOR + 3.69%, 3.84% (A), 01/31/2026	1,541,986	1,488,016
Term Loan B13,
3-Month LIBOR + 4.00%, 4.24% (A), 08/14/2026	354,881	343,259

		1,831,275

Total Loan Assignments (Cost $140,112,550)		134,975,391

U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury - 0.3%
U.S. Treasury Bond 1.25%, 05/15/2050 (H)	4,575,400	4,156,465
U.S. Treasury Note 1.75%, 11/15/2029 (H)	600,000	650,297

Total U.S. Government Obligations (Cost $4,927,131)		4,806,762

	Shares	Value
COMMON STOCKS - 0.0% (C)
Household Durables - 0.0% (C)
API Heat Transfer Intermediate Corp. (D) (F)	472,381	106,286

Machinery - 0.0% (C)
Ameriforge Group, Inc. (D) (E) (F)	2,679	128,592

Total Common Stocks (Cost $247,541)		234,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
PREFERRED STOCKS - 1.2%
Banks - 0.4%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (A)	49,970	$ 1,261,742
Bank of America Corp., Series K*, Fixed until 12/15/2066, 6.45% (A)	6,800	179,384
Customers Bancorp, Inc., 5.38%	88,000	2,098,800
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.07% (A)	136,300	3,508,362

		7,048,288

Capital Markets - 0.0% (C)
Oaktree Capital Group LLC, Series B, 6.55% (H)	8,834	236,663

Equity Real Estate Investment Trusts - 0.2%
Office Properties Income Trust, 5.88%	92,487	2,333,447

Household Durables - 0.0% (C)
API Heat Transfer Intermediate Corp., 0.00% (D) (F)	100,682	71,786

Insurance - 0.2%
American Equity Investment Life Holding Co., Series A, Fixed until 12/01/2024, 5.95% (A) (H)	86,295	2,148,746
Athene Holding, Ltd., Series A, Fixed until 06/30/2029, 6.35% (A)	10,512	281,511

		2,430,257

Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (A)	130,804	2,899,925

Oil, Gas & Consumable Fuels - 0.2%
Energy Transfer Operating, LP, Series E, Fixed until 05/15/2024, 7.60% (A)	185,150	3,601,167

	Shares	Value

PREFERRED STOCKS (continued)
Real Estate Management & Development - 0.0% (C)
Brookfield Property Partners, LP, Series A-1, 6.50% (H)	30,325	$ 633,186

Total Preferred Stocks (Cost $20,842,800)		19,254,719

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.3%
U.S. Cash Management Bill 0.10% (M), 03/09/2021 (N)	$ 20,000,000	19,993,368

Total Short-Term U.S. Government Obligation (Cost $19,992,711)		19,993,368

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 5.7%
Money Market Fund - 5.7%
State Street Institutional U.S. Government Money Market Fund, 0.03% (M)	90,672,396	90,672,396

Total Short-Term Investment Company (Cost $90,672,396)		90,672,396

OTHER INVESTMENT COMPANY - 2.0%
Securities Lending Collateral - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (M)	32,214,510	32,214,510

Total Other Investment Company (Cost $32,214,510)		32,214,510

Total Investments (Cost $1,585,238,070)		1,611,548,453
Net Other Assets (Liabilities) - (1.4)%		(22,683,001)

Net Assets - 100.0%		$ 1,588,865,452

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(801)	12/21/2020	$(111,247,438)	$(110,713,219)	$534,219	$—
10-Year U.S. Treasury Ultra Note	(225)	12/21/2020	(35,711,221)	(35,388,281)	322,940	—
30-Year U.S. Treasury Bond	(517)	12/21/2020	(90,341,901)	(89,166,344)	1,175,557	—
German Euro Bund	(190)	12/08/2020	(38,606,810)	(38,979,091)	—	(372,281)
U.S. Treasury Ultra Bond	(607)	12/21/2020	(132,687,238)	(130,505,000)	2,182,238	—

Total Futures Contracts					$4,214,954	$(372,281)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/14/2021	USD	126,079,763	EUR	106,350,000	$1,986,901	$—
JPMS	01/14/2021	EUR	3,550,000	USD	4,199,662	—	(57,399)

Total						$1,986,901	$(57,399)

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$10,432,099	$—	$10,432,099
Convertible Bond	—	—	459,000	459,000
Corporate Debt Securities	—	1,129,461,073	—	1,129,461,073
Foreign Government Obligations	—	169,044,257	—	169,044,257
Loan Assignments	—	134,975,391	—	134,975,391
U.S. Government Obligations	—	4,806,762	—	4,806,762
Common Stocks	—	106,286	128,592	234,878
Preferred Stocks	19,182,933	71,786	—	19,254,719
Short-Term U.S. Government Obligation	—	19,993,368	—	19,993,368
Short-Term Investment Companies	90,672,396	—	—	90,672,396
Other Investment Company	32,214,510	—	—	32,214,510

Total Investments	$142,069,839	$1,468,891,022	$587,592	$1,611,548,453

Other Financial Instruments
Futures Contracts (Q)	$4,214,954	$—	$—	$4,214,954
Forward Foreign Currency Contracts (Q)	—	1,986,901	—	1,986,901

Total Other Financial Instruments	$4,214,954	$1,986,901	$—	$6,201,855

LIABILITIES
Other Financial Instruments
Futures Contracts (Q)	$(372,281)	$—	$—	$(372,281)
Forward Foreign Currency Contracts (Q)	—	(57,399)	—	(57,399)

Total Other Financial Instruments	$(372,281)	$(57,399)	$—	$(429,680)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $359,054,017, representing 22.6% of the Fund’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2020, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Convertible Bond	Hi-Crush, Inc. 8.00%, 04/09/2026	10/08/2020	$413,504	$459,000	0.0%

Corporate Debt Securities	Hi-Crush, Inc. 9.50%, 08/01/2026	07/27/2018 - 01/08/2020	346,495	12,900	0.0	(C)

Loan Assignments	API Heat Transfer ThermaSys Corp. 2nd Lien Term Loan, 3-Month LIBOR + 0.00%, PIK Rate 12.00%, Cash Rate 0.00%, 12.00%, 12/31/2023	12/31/2018 - 09/30/2020	481,500	424,924	0.0	(C)

Loan Assignments	Rentpath, Inc. 2nd Lien Term Loan 3-Month LIBOR + 0.00%, 1.61%, 12/17/2022	02/08/2018 - 03/15/2018	764,338	76,500	0.0	(C)

Common Stocks	API Heat Transfer Intermediate Corp.	12/31/2018	156,455	106,286	0.0	(C)

Common Stocks	Ameriforge Group, Inc.	04/20/2016 - 05/13/2016	91,268	128,592	0.0	(C)

Preferred Stocks	API Heat Transfer Intermediate Corp., 0.00%	12/31/2018	100,682	71,786	0.0	(C)

Total			$2,354,242	$1,279,988	0.0%

(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the total value of securities is $765,664, representing less than 0.1% of the Fund’s net assets.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $411,883,874, representing 25.9% of the Fund’s net assets.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,020,014, collateralized by cash collateral of $32,214,510 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,518,373. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	All or a portion of the security represents unsettled loan commitments at October 31, 2020 where the rate will be determined at time of settlement.
(L)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(M)	Rates disclosed reflect the yields at October 31, 2020.
(N)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $18,278,937.
(O)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.
(Q)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
Prime Rate	Interest rate charged by banks to their most credit worthy customers
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the trailing 12-month period ended October 31, 2020. Waning recession fears, improved trade sentiment, and accommodative U.S. Federal Reserve (“Fed”) policy benefitted U.S. markets toward the end of 2019. In the first quarter of 2020, U.S. equities fell sharply after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Volatility surged to extreme levels, and the S&P 500® Index suffered its fastest-ever decline into a bear market. The unprecedented scale of the fiscal and monetary stimulus implemented by the U.S. Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. Momentum continued into the third quarter with substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for several COVID-19 vaccines. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

Returns varied by market-cap, as large-cap stocks, measured by the S&P 500® Index outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index respectively, during the period.

PERFORMANCE

For the year ended October 31, 2020, Transamerica US Growth (Class A) returned 26.76%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 29.22%.

STRATEGY REVIEW

Wellington Management implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund underperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2020.

During the period, our stock selection within the consumer discretionary, financials, and communication services sectors drove relative underperformance. This was partially offset by stronger selection within the industrials, health care and consumer staples sectors.

Our sector allocation decisions, which are driven by our bottom-up stock selection process, also detracted from relative performance. Our overweight positioning within consumer staples, and underweight allocations to consumer discretionary and information technology sectors detracted from performance. This was partially offset by underweight allocations to health care, real estate, and energy sectors, which contributed to performance.

Our largest individual contributor to relative performance during the period was an overweight to DocuSign, Inc. DocuSign, Inc. benefited as businesses relied on its services to conduct transactions virtually and limited in-person interactions driven by the COVID-19 pandemic.

Our largest individual detractors from relative performance during the period included an underweight to Tesla, Inc., an electric vehicle manufacturer, and an overweight to FleetCor, a business payments company.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	19.78%	14.72%	13.51%	11/13/2009
Class A (NAV)	26.76%	16.03%	14.16%	11/13/2009
Russell 1000® Growth Index (A)	29.22%	17.32%	16.31%
Class C (POP)	24.72%	15.10%	13.27%	11/13/2009
Class C (NAV)	25.72%	15.10%	13.27%	11/13/2009
Class I (NAV)	27.07%	16.36%	14.55%	11/30/2009
Class I2 (NAV)	27.23%	16.50%	14.73%	11/13/2009
Class T (POP)	16.35%	14.38%	14.25%	02/10/2012
Class T (NAV)	27.17%	16.44%	15.42%	02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 8.5% for Class T shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 0.7%
Raytheon Technologies Corp.	220,942	$ 12,001,569

Air Freight & Logistics - 1.1%
FedEx Corp.	75,929	19,701,298

Automobiles - 1.2%
Tesla, Inc. (A)	52,942	20,543,614

Beverages - 2.2%
Constellation Brands, Inc., Class A	123,580	20,419,124
Monster Beverage Corp. (A)	248,055	18,993,571

		39,412,695

Biotechnology - 3.6%
Biogen, Inc. (A)	28,599	7,208,950
Exact Sciences Corp. (A)	82,928	10,268,974
Regeneron Pharmaceuticals, Inc. (A)	23,904	12,993,258
Seagen, Inc. (A)	83,705	13,961,994
Vertex Pharmaceuticals, Inc. (A)	87,775	18,288,799

		62,721,975

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	224,427	18,149,411

Capital Markets - 0.6%
S&P Global, Inc.	31,055	10,022,380

Chemicals - 1.9%
PPG Industries, Inc.	122,087	15,837,126
Sherwin-Williams Co.	25,857	17,789,099

		33,626,225

Commercial Services & Supplies - 0.9%
Copart, Inc. (A)	136,949	15,113,692

Construction Materials - 0.8%
Vulcan Materials Co.	94,311	13,660,005

Consumer Finance - 1.1%
American Express Co.	204,300	18,640,332

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	173,780	9,903,722

Electronic Equipment, Instruments & Components - 1.2%
CDW Corp.	94,376	11,570,498
Zebra Technologies Corp., Class A (A)	31,489	8,931,540

		20,502,038

Entertainment - 1.9%
Activision Blizzard, Inc.	230,826	17,480,453
Walt Disney Co.	129,275	15,674,594

		33,155,047

Equity Real Estate Investment Trusts - 1.3%
American Tower Corp.	103,764	23,829,403

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	60,000	21,457,200

Health Care Equipment & Supplies - 3.8%
Baxter International, Inc.	211,906	16,437,548
Becton Dickinson & Co.	56,652	13,093,977
Danaher Corp.	49,092	11,268,578
Edwards Lifesciences Corp. (A)	178,745	12,814,229
Teleflex, Inc.	43,146	13,730,352

		67,344,684

Health Care Providers & Services - 2.3%
UnitedHealth Group, Inc.	135,000	41,193,900

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	86,559	$ 18,437,067
Penn National Gaming, Inc. (A)	167,100	9,020,058

		27,457,125

Household Products - 1.5%
Procter & Gamble Co.	193,644	26,548,592

Interactive Media & Services - 9.4%
Alphabet, Inc., Class A (A)	55,466	89,639,157
Facebook, Inc., Class A (A)	293,326	77,177,004

		166,816,161

Internet & Direct Marketing Retail - 7.7%
Amazon.com, Inc. (A)	45,021	136,690,509

IT Services - 9.5%
EPAM Systems, Inc. (A)	48,034	14,840,104
FleetCor Technologies, Inc. (A)	86,005	18,999,365
Global Payments, Inc.	118,637	18,713,800
GoDaddy, Inc., Class A (A)	236,534	16,732,415
Leidos Holdings, Inc.	140,285	11,643,655
Mastercard, Inc., Class A	138,601	40,005,793
PayPal Holdings, Inc. (A)	180,039	33,510,659
Square, Inc., Class A (A)	88,517	13,709,513

		168,155,304

Life Sciences Tools & Services - 1.8%
Thermo Fisher Scientific, Inc.	65,986	31,219,296

Machinery - 1.5%
Illinois Tool Works, Inc.	75,491	14,787,177
Nordson Corp.	64,802	12,534,651

		27,321,828

Pharmaceuticals - 2.0%
Eli Lilly & Co.	196,386	25,620,518
Horizon Therapeutics PLC (A)	125,982	9,439,831

		35,060,349

Professional Services - 0.6%
Equifax, Inc.	78,057	10,662,586

Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices, Inc. (A)	319,500	24,055,155
Entegris, Inc.	195,096	14,587,328
KLA Corp.	71,465	14,091,468
Marvell Technology Group, Ltd.	408,274	15,314,358
Micron Technology, Inc. (A)	281,458	14,168,596
Teradyne, Inc.	152,342	13,383,245

		95,600,150

Software - 16.5%
Adobe, Inc. (A)	88,180	39,425,278
DocuSign, Inc. (A)	45,127	9,126,936
Guidewire Software, Inc. (A)	127,450	12,249,219
Microsoft Corp.	607,032	122,905,769
salesforce.com, Inc. (A)	184,173	42,777,863
ServiceNow, Inc. (A)	47,140	23,455,450
Splunk, Inc. (A)	88,887	17,603,181
Workday, Inc., Class A (A)	116,008	24,375,601

		291,919,297

Specialty Retail - 1.6%
TJX Cos., Inc.	549,298	27,904,338

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 9.0%
Apple, Inc.	1,465,335	$ 159,516,368

Textiles, Apparel & Luxury Goods - 4.2%
NIKE, Inc., Class B	244,309	29,336,625
PVH Corp.	220,283	12,840,296
Under Armour, Inc., Class C (A)	1,026,062	12,548,738
VF Corp.	291,970	19,620,384

		74,346,043

Total Common Stocks (Cost $964,546,406)		1,760,197,136

	Principal	Value
REPURCHASE AGREEMENT - 0.8%

Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $14,140,616 on 11/02/2020. Collateralized by U.S. Government Obligations, 2.63% - 2.75%, due 11/15/2023 - 12/31/2023, and with a total value of $14,423,509.

	$ 14,140,616	$ 14,140,616

Total Repurchase Agreement (Cost $14,140,616)		14,140,616

Total Investments (Cost $978,687,022)		1,774,337,752
Net Other Assets (Liabilities) - (0.5)%		(8,175,100)

Net Assets - 100.0%		$ 1,766,162,652

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,760,197,136	$—	$—	$1,760,197,136
Repurchase Agreement	—	14,140,616	—	14,140,616

Total Investments	$1,760,197,136	$14,140,616	$—	$1,774,337,752

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2020

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Income
Assets:
Investments, at value (A) (B)	$127,027,417	$1,983,580,378	$3,922,201,223	$489,189,803	$132,442,071
Repurchase agreements, at value (C)	—	17,855,620	312,913,479	16,094,288	423,376
Cash	1,142,341	1,817,864	—	—	—
Cash collateral pledged at broker for:
TBA commitments	—	281,009	—	—	—
Futures contracts	178,000	10,000	—	—	—
Foreign currency, at value (D)	—	—	1,110	—	—
Receivables and other assets:
Investments sold	102,059	—	32,581,202	—	—
Net income from securities lending	377	8,594	54,262	—	15,415
Shares of beneficial interest sold	7,187	9,505,999	16,810,629	9,566	28,256
Dividends	62,617	—	—	985,831	—
Interest	261,407	12,883,119	—	—	—
Tax reclaims	867	—	29,342	—	—
Other assets	32,677	—	—	—	—
Total assets	128,814,949	2,025,942,583	4,284,591,247	506,279,488	132,909,118

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,643,348	18,111,870	100,794,803	—	16,159,975
Cash collateral at broker for:
OTC derivatives (E)	—	—	4,012,000	—	—
Payables and other liabilities:
Investments purchased	131,147	—	73,444,359	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	8,097,989	97,376,607	—	—	—
Dividends and/or distributions	—	596,256	—	—	—
Shares of beneficial interest redeemed	189,800	6,667,771	11,508,576	27,852	272,167
Investment management fees	49,865	552,073	2,497,965	319,260	21,314
Distribution and service fees	28,975	108,883	586,107	17,693	49,195
Transfer agent fees	420	155,798	329,557	6,392	14,250
Trustees, CCO and deferred compensation fees	472	78,223	194,363	27,799	812
Audit and tax fees	27,753	36,718	29,470	19,991	19,128
Custody fees	6,878	77,965	94,619	15,928	3,478
Legal fees	608	8,086	14,035	2,401	736
Printing and shareholder reports fees	4,055	100,800	149,552	17,784	14,865
Registration fees	96	1,355	2,916	406	98
Other accrued expenses	5,847	23,144	29,912	8,182	4,143
Variation margin payable on futures contracts	7,473	538	—	—	—
Total liabilities	10,194,726	123,896,087	193,688,234	463,688	16,560,161
Net assets	$118,620,223	$1,902,046,496	$4,090,903,013	$505,815,800	$116,348,957

Net assets consist of:
Paid-in capital	$96,474,542	$1,847,989,653	$2,141,601,637	$554,623,585	203,990,622
Total distributable earnings (accumulated losses)	22,145,681	54,056,843	1,949,301,376	(48,807,785)	(87,641,665)
Net assets	$118,620,223	$1,902,046,496	$4,090,903,013	$505,815,800	$116,348,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Income
Net assets by class:
Class A	$—	$149,010,417	$844,139,382	$69,390,674	$48,801,790
Class C	—	89,962,391	425,797,565	2,641,204	43,858,269
Class I	—	1,286,751,272	2,393,492,703	8,239,980	23,688,898
Class I2	—	352,650,315	402,582,832	420,957,592	—
Class I3	52,587,382	—	—	—	—
Class R	66,032,841	—	—	—	—
Class R6	—	23,672,101	24,890,531	4,586,350	—
Shares outstanding (unlimited shares, no par value):
Class A	—	15,574,786	18,305,406	10,112,308	6,246,810
Class C	—	9,465,578	12,246,781	386,708	5,640,095
Class I	—	134,228,190	48,821,992	1,201,546	3,032,007
Class I2	—	36,760,476	19,467,158	61,359,450	—
Class I3	4,526,668	—	—	—	—
Class R	5,684,590	—	—	—	—
Class R6	—	2,469,936	1,203,645	668,946	—
Net asset value per share: (F)
Class A	$—	$9.57	$46.11	$6.86	$7.81
Class C	—	9.50	34.77	6.83	7.78
Class I	—	9.59	49.02	6.86	7.81
Class I2	—	9.59	20.68	6.86	—
Class I3	11.62	—	—	—	—
Class R	11.62	—	—	—	—
Class R6	—	9.58	20.68	6.86	—
Maximum offering price per share: (G)
Class A	$—	$10.05	$48.79	$7.26	$8.20

(A) Investments, at cost	$109,110,028	$1,939,628,026	$2,226,038,601	$498,062,989	$137,678,181
(B) Securities on loan, at value	$3,555,990	$97,127,837	$320,382,775	$—	$24,749,244
(C) Repurchase agreements, at cost	$—	$17,855,620	$312,913,479	$16,094,288	$423,376
(D) Foreign currency, at cost	$—	$—	$1,112	$—	$—

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities	Transamerica Event Driven	Transamerica Floating Rate	Transamerica Global Equity
Assets:
Investments, at value (A) (B)	$374,232,449	$830,589,828	$59,322,949	$78,409,907	$84,751,037
Repurchase agreements, at value (C)	29,826,933	—	6,900,315	336,507	—
Cash	—	16,579,440	—	1,448,481	—
Cash collateral pledged at broker for:
Securities sold short	—	—	3,159,043	—	—
OTC derivatives (F)	1,030,000	—	3,526,394	—	—
Futures contracts	—	529,947	480,000	—	—
Foreign currency, at value (D)	1,381,961	1,082,264	—	—	465,124
Receivables and other assets:
Investments sold	2,690,901	434,631	519,259	—	617,534
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	—	5,350,857	—
Net income from securities lending	1,566	7,854	3	943	1,348
Shares of beneficial interest sold	175,952	1,038	144	2,334,296	1,372
Dividends	492	318,680	2,906	—	142,794
Interest	4,883,138	—	205,048	461,381	—
Tax reclaims	46,330	23,290	458	—	40,804
Variation margin receivable on futures contracts	—	—	116,532	—	—
Unrealized appreciation on forward foreign currency contracts	236,810	—	138,077	—	—
Total assets	414,506,532	849,566,972	74,371,128	88,342,372	86,020,013

Liabilities:
Securities sold short, at value (E)	—	—	14,786,497	—	—
Cash collateral received upon return of:
Securities on loan	6,101,605	3,948,073	—	819,418	154,684
Cash collateral at broker for:
Securities sold short	—	—	58	—	—
OTC derivatives (F)	560,000	—	—	—	—
Payables and other liabilities:
Investments purchased	2,699,417	2,783,681	—	5,591	465,120
When-issued, delayed-delivery, forward and TBA commitments purchased	2,825,000	—	—	2,737,561	—
Dividends and/or distributions	—	—	—	2,054	—
Dividends, interest and fees for borrowings from securities sold short	—	—	2,740	—	—
Shares of beneficial interest redeemed	198,577	4,560	26,264	927,852	96,899
Foreign capital gains tax	117,420	—	—	—	—
Due to custodian	—	550,272	—	—	524,154
Investment management fees	216,079	571,009	56,686	91,470	69,545
Distribution and service fees	7,035	—	—	14,355	15,552
Transfer agent fees	25,714	5,450	537	7,722	12,749
Trustees, CCO and deferred compensation fees	2,081	768	331	1,330	402
Audit and tax fees	32,539	15,745	33,256	33,603	16,619
Custody fees	78,586	137,999	24,628	43,235	23,251
Legal fees	2,417	2,221	436	637	468
Printing and shareholder reports fees	38,533	13,747	3,183	13,305	8,489
Registration fees	303	151	57	68	69
Other accrued expenses	9,427	5,787	38,564	3,837	3,395
Variation margin payable on futures contracts	—	69,709	—	—	—
Unrealized depreciation on forward foreign currency contracts	221,777	—	81,344	—	—
Unrealized depreciation on unfunded commitments	—	—	—	6,984	—
Total liabilities	13,136,510	8,109,172	15,054,581	4,709,022	1,391,396
Net assets	$401,370,022	$841,457,800	$59,316,547	$83,633,350	$84,628,617

Net assets consist of:
Paid-in capital	$503,248,838	$816,082,547	$50,854,946	$112,815,150	$70,670,706
Total distributable earnings (accumulated losses)	(101,878,816)	25,375,253	8,461,601	(29,181,800)	13,957,911
Net assets	$401,370,022	$841,457,800	$59,316,547	$83,633,350	$84,628,617

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities	Transamerica Event Driven	Transamerica Floating Rate	Transamerica Global Equity
Net assets by class:
Class A	$8,355,747	$—	$—	$13,778,875	$50,018,901
Class C	6,014,154	—	—	12,659,018	4,925,271
Class I	243,965,170	69,830	5,507,718	57,185,507	28,914,520
Class I2	133,270,137	841,387,970	53,808,829	9,950	—
Class R6	9,764,814	—	—	—	769,925
Shares outstanding (unlimited shares, no par value):
Class A	808,665	—	—	1,485,986	3,662,964
Class C	588,322	—	—	1,364,622	371,021
Class I	23,455,823	7,055	476,513	6,196,098	2,111,139
Class I2	12,806,531	84,984,037	4,721,598	1,073	—
Class R6	938,786	—	—	—	56,139
Net asset value per share: (G)
Class A	$10.33	$—	$—	$9.27	$13.66
Class C	10.22	—	—	9.28	13.27
Class I	10.40	9.90	11.56	9.23	13.70
Class I2	10.41	9.90	11.40	9.27	—
Class R6	10.40	—	—	—	13.71
Maximum offering price per share: (H)
Class A	$10.85	$—	$—	$9.73	$14.46

(A) Investments, at cost	$391,763,855	$784,242,439	$54,317,908	$84,095,421	$71,967,076
(B) Securities on loan, at value	$7,834,889	$15,184,023	$—	$1,332,550	$174,284
(C) Repurchase agreements, at cost	$29,826,933	$—	$6,900,315	$336,507	$—
(D) Foreign currency, at cost	$1,379,076	$1,078,438	$—	$—	$465,204
(E) Proceeds received from securities sold short	$—	$—	$14,393,914	$—	$—

(F)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(G)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(H)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni
Assets:
Investments, at value (A) (B)	$938,827,933	$167,446,111	$2,544,670,733	$19,551,342	$90,434,343
Repurchase agreements, at value (C)	563,392,174	—	74,144,452	—	2,229,315
Cash	—	2,272,560	11,666,763	452,610	—
Receivables and other assets:
Investments sold	13,000,000	2,717	—	—	—
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	695,588	—	—
Net income from securities lending	—	—	11,297	50	—
Shares of beneficial interest sold	5,840,190	4,975	2,056,168	—	51,387
Dividends	—	—	—	—	—
Interest	586,432	580,710	36,734,859	260,095	1,402,382
Tax reclaims	—	1,554	—	—	—
Due from investment manager	346,474	—	—	41,512	—
Due from distributor	304,445	—	967	—	4,022
Total assets	1,522,297,648	170,308,627	2,669,980,827	20,305,609	94,121,449

Liabilities:
Cash collateral received upon return of:
Securities on loan	—	—	59,187,435	198,048	—
Payables and other liabilities:
Investments purchased	—	—	8,946,333	—	—
When-issued, delayed-delivery, forward and TBA commitments purchased	7,220,000	—	9,136,151	94,000	1,512,755
Dividends and/or distributions	34	—	265,344	—	904
Shares of beneficial interest redeemed	540,569	4,893	2,658,932	—	76,516
Investment management fees	226,786	56,423	1,170,988	—	2,747
Distribution and service fees	460,910	12,590	180,068	—	13,797
Transfer agent fees	268,488	1,020	76,474	206	7,199
Trustees, CCO and deferred compensation fees	4,710	897	6,411	17	324
Audit and tax fees	21,946	28,967	36,757	23,701	33,720
Custody fees	103,646	11,428	80,673	386	43,685
Legal fees	42,920	1,030	9,720	96	506
Printing and shareholder reports fees	46,301	7,783	55,335	87	6,187
Registration fees	1,078	151	1,871	16	72
Other accrued expenses	26,601	4,882	24,430	90	3,625
Total liabilities	8,963,989	130,064	81,836,922	316,647	1,702,037
Net assets	$1,513,333,659	$170,178,563	$2,588,143,905	$19,988,962	$92,419,412

Net assets consist of:
Paid-in capital	$1,513,333,693	$175,983,227	$2,723,387,553	$20,184,749	$94,075,793
Total distributable earnings (accumulated losses)	(34)	(5,804,664)	(135,243,648)	(195,787)	(1,656,381)
Net assets	$1,513,333,659	$170,178,563	$2,588,143,905	$19,988,962	$92,419,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni
Net assets by class:
Class A	$274,311,270	$—	$78,108,684	$—	$18,111,174
Class C	15,474,450	—	19,387,003	—	11,730,785
Class I	23,804,232	—	520,044,261	999,400	62,566,133
Class I2	5,378,336	—	1,054,362,628	18,989,562	11,320
Class I3	85,899,422	124,050,276	218,199,462	—	—
Class R	—	13,762,045	32,169,093	—	—
Class R2	1,017,444,916	—	—	—	—
Class R4	91,021,033	32,366,242	621,798,008	—	—
Class R6	—	—	44,074,766	—	—
Shares outstanding (unlimited shares, no par value):
Class A	274,314,145	—	9,129,367	—	1,562,101
Class C	15,471,180	—	2,276,331	—	1,010,870
Class I	23,805,204	—	60,266,035	100,926	5,398,114
Class I2	5,377,920	—	121,966,386	1,917,706	976
Class I3	85,905,693	12,443,909	25,245,840	—	—
Class R	—	1,377,037	3,722,023	—	—
Class R2	1,017,454,151	—	—	—	—
Class R4	91,023,170	3,246,801	71,943,357	—	—
Class R6	—	—	5,099,506	—	—
Net asset value per share: (D)
Class A	$1.00	$—	$8.56	$—	$11.59
Class C	1.00	—	8.52	—	11.60
Class I	1.00	—	8.63	9.90	11.59
Class I2	1.00	—	8.64	9.90	11.60
Class I3	1.00	9.97	8.64	—	—
Class R	—	9.99	8.64	—	—
Class R2	1.00	—	—	—	—
Class R4	1.00	9.97	8.64	—	—
Class R6	—	—	8.64	—	—
Maximum offering price per share: (E)
Class A	$1.00	$—	$8.99	$—	$11.98
Class R2	$1.00	$—	$—	$—	$—

(A) Investments, at cost	$938,827,933	$165,433,777	$2,609,213,782	$19,714,673	$88,366,183
(B) Securities on loan, at value	$—	$—	$102,500,967	$329,446	$—
(C) Repurchase agreements, at cost	$563,392,174	$—	$74,144,452	$—	$2,229,315

(D)	Net asset value per share for Class C, I, I2, I3, R, R2, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Assets:
Investments, at value (A) (B)	$95,503,912	$112,634,929	$2,137,989,818	$2,095,131,777	$3,918,472,593
Repurchase agreements, at value (C)	—	—	36,869,892	155,953,097	—
Cash	—	—	45	590,892	—
Cash collateral pledged at broker for:
TBA commitments	—	—	522,062	—	—
OTC derivatives (E)	470,000	—	—	—	—
Foreign currency, at value (D)	364	117,966	—	—	6
Receivables and other assets:
Investments sold	150,280	82,705	2,668,573	968,768	8,464,281
Net income from securities lending	190	63	6,484	—	8,659
Shares of beneficial interest sold	5,528	696	340,517	9,856,038	17,522,763
Dividends	—	—	—	—	12,603,729
Interest	401,242	315,092	9,771,523	23,535,549	—
Tax reclaims	—	—	—	—	14,806,878
Money market waiver due from investment manager	—	—	—	50,041	—
Unrealized appreciation on forward foreign currency contracts	83,763	65,267	—	—	—
Total assets	96,615,279	113,216,718	2,188,168,914	2,286,086,162	3,971,878,909

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,135,000	619,608	15,816,668	—	12,532,343
Payables and other liabilities:
Investments purchased	150,280	82,705	—	3,931,515	5,020,702
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	305,873,699	3,241,876	—
Dividends and/or distributions	—	—	—	851,008	—
Shares of beneficial interest redeemed	675	171,621	417,929	3,419,666	6,206,417
Due to custodian	—	—	—	—	19,518,443
Investment management fees	39,627	59,036	602,217	636,834	2,570,162
Affiliated fund fees	—	—	—	6,524	—
Distribution and service fees	664	4,973	52,200	169,208	74,136
Transfer agent fees	1,218	654	11,670	176,177	233,366
Trustees, CCO and deferred compensation fees	465	573	8,644	5,458	17,649
Audit and tax fees	30,343	29,840	40,704	42,850	41,579
Custody fees	14,963	17,125	100,411	120,830	432,125
Legal fees	576	586	10,964	10,110	21,577
Printing and shareholder reports fees	4,484	3,870	81,772	88,790	242,550
Registration fees	79	90	1,474	1,710	3,282
Other accrued expenses	3,725	3,681	32,649	27,858	58,009
Total liabilities	2,382,099	994,362	323,051,001	12,730,414	46,972,340
Net assets	$94,233,180	$112,222,356	$1,865,117,913	$2,273,355,748	$3,924,906,569

Net assets consist of:
Paid-in capital	$88,855,336	$109,453,443	$1,717,558,922	$2,225,798,811	$4,306,952,081
Total distributable earnings (accumulated losses)	5,377,844	2,768,913	147,558,991	47,556,937	(382,045,512)
Net assets	$94,233,180	$112,222,356	$1,865,117,913	$2,273,355,748	$3,924,906,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Net assets by class:
Class A	$866,235	$—	$—	$245,980,243	$147,673,703
Class C	562,437	—	—	138,959,009	27,883,734
Class I	5,896,669	—	—	1,888,405,251	1,891,397,632
Class I2	86,849,177	—	1,275,121,671	11,245	1,387,536,403
Class I3	—	99,721,797	385,809,421	—	204,877,271
Class R	—	10,488,042	42,002,171	—	25,412,588
Class R4	—	2,012,517	162,184,650	—	17,802,122
Class R6	58,662	—	—	—	222,323,116
Shares outstanding (unlimited shares, no par value):
Class A	80,334	—	—	20,777,205	9,387,477
Class C	53,473	—	—	11,761,179	1,803,712
Class I	543,086	—	—	158,942,889	118,598,735
Class I2	7,979,178	—	117,517,301	945	86,884,482
Class I3	—	9,197,354	35,495,455	—	12,739,219
Class R	—	966,923	3,860,085	—	1,580,276
Class R4	—	185,265	14,917,635	—	1,108,603
Class R6	5,388	—	—	—	13,782,440
Net asset value per share: (F)
Class A	$10.78	$—	$—	$11.84	$15.73
Class C	10.52	—	—	11.82	15.46
Class I	10.86	—	—	11.88	15.95
Class I2	10.88	—	10.85	11.90	15.97
Class I3	—	10.84	10.87	—	16.08
Class R	—	10.85	10.88	—	16.08
Class R4	—	10.86	10.87	—	16.06
Class R6	10.89	—	—	—	16.13
Maximum offering price per share: (G)
Class A	$11.32	$—	$—	$12.24	$16.65

(A) Investments, at cost	$89,696,563	$103,209,490	$2,050,641,292	$2,021,532,510	$4,029,030,512
(B) Securities on loan, at value	$2,502,697	$842,374	$87,245,278	$—	$54,056,089
(C) Repurchase agreements, at cost	$—	$—	$36,869,892	$155,953,097	$—
(D) Foreign currency, at cost	$368	$119,723	$—	$—	$6

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Assets:
Investments, at value (A) (B)	$1,393,915,556	$520,964,520	$105,322,312	$1,576,543,964	$166,389,816
Repurchase agreements, at value (C)	16,692,216	1,242,596	—	17,080,628	—
Cash	—	—	2,683,510	—	185,052
Foreign currency, at value (D)	26,280,196	111,922	37	—	—
Receivables and other assets:
Investments sold	—	764,745	6,502,763	22,235,979	—
Net income from securities lending	12,094	2,758	547	913	225
Shares of beneficial interest sold	1,191	198,937	47	65,670	187
Dividends	3,238,811	1,145,314	448,267	3,658,125	172,499
Tax reclaims	2,412,883	1,193,667	81,471	591,674	—
Due from distributor	6	—	—	—	—
Total assets	1,442,552,953	525,624,459	115,038,954	1,620,176,953	166,747,779

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,635,368	9,625,108	688,099	—	40,961
Payables and other liabilities:
Investments purchased	—	518,327	6,773,992	1,289,646	—
Shares of beneficial interest redeemed	5,034	124,174	642	488,679	60,861
Investment management fees	951,403	432,740	47,004	1,051,562	67,516
Distribution and service fees	41	—	105	24,669	25,323
Transfer agent fees	9,653	22,914	769	30,966	820
Trustees, CCO and deferred compensation fees	4,119	2,218	139	37,692	876
Audit and tax fees	24,440	23,650	18,660	25,599	19,683
Custody fees	104,808	95,801	37,326	54,870	12,751
Legal fees	6,185	2,872	439	9,031	1,005
Printing and shareholder reports fees	37,167	19,984	2,657	80,327	8,502
Registration fees	1,153	442	74	1,619	141
Other accrued expenses	16,610	9,281	3,284	23,613	4,772
Total liabilities	2,795,981	10,877,511	7,573,190	3,118,273	243,211
Net assets	$1,439,756,972	$514,746,948	$107,465,764	$1,617,058,680	$166,504,568

Net assets consist of:
Paid-in capital	$1,412,277,714	$504,145,245	$116,020,688	$1,917,645,996	$129,009,067
Total distributable earnings (accumulated losses)	27,479,258	10,601,703	(8,554,924)	(300,587,316)	37,495,501
Net assets	$1,439,756,972	$514,746,948	$107,465,764	$1,617,058,680	$166,504,568

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Net assets by class:
Class A	$190,158	$—	$473,203	$50,010,511	$—
Class C	—	—	—	14,804,095	—
Class I	20,876	232,368,407	438,541	72,130,673	—
Class I2	1,439,535,200	282,378,541	106,120,414	1,454,992,206	—
Class I3	—	—	—	—	109,142,210
Class R	—	—	—	—	55,317,836
Class R4	—	—	—	—	2,044,522
Class R6	10,738	—	433,606	25,121,195	—
Shares outstanding (unlimited shares, no par value):
Class A	24,469	—	54,923	5,494,916	—
Class C	—	—	—	1,634,930	—
Class I	2,680	19,462,897	50,689	7,867,887	—
Class I2	185,128,828	23,604,690	12,268,038	158,867,334	—
Class I3	—	—	—	—	10,374,161
Class R	—	—	—	—	5,256,317
Class R4	—	—	—	—	194,311
Class R6	1,375	—	50,119	2,742,959	—
Net asset value per share: (E)
Class A	$7.77	$—	$8.62	$9.10	$—
Class C	—	—	—	9.05	—
Class I	7.79	11.94	8.65	9.17	—
Class I2	7.78	11.96	8.65	9.16	—
Class I3	—	—	—	—	10.52
Class R	—	—	—	—	10.52
Class R4	—	—	—	—	10.52
Class R6	7.81	—	8.65	9.16	—
Maximum offering price per share: (F)
Class A	$8.22	$—	$8.62	$9.63	$—

(A) Investments, at cost	$1,304,612,413	$480,485,704	$111,202,239	$1,568,321,948	$142,709,233
(B) Securities on loan, at value	$51,424,402	$13,452,910	$655,001	$11,434,864	$1,960,554
(C) Repurchase agreements, at cost	$16,692,216	$1,242,596	$—	$17,080,628	$—
(D) Foreign currency, at cost	$26,538,047	$111,924	$37	$—	$—

(E)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Assets:
Investments, at value (A) (B)	$976,312,689	$329,432,050	$465,302,011	$1,186,859,136	$154,450,710
Repurchase agreements, at value (C)	—	—	6,929,312	82,262,153	3,088,947
Cash	33,895,765	728,857	—	—	124,187
Foreign currency, at value (D)	—	—	—	—	3,833
Receivables and other assets:
Investments sold	4,224,382	—	—	1,847,154	104,996
Net income from securities lending	10,220	373	2,533	37	1,327
Shares of beneficial interest sold	427	47,193	7,958	1,144,636	52,728
Dividends	130,280	487,898	—	238,379	716,256
Tax reclaims	15,342	—	—	—	—
Total assets	1,014,589,105	330,696,371	472,241,814	1,272,351,495	158,542,984

Liabilities:
Cash collateral received upon return of:
Securities on loan	19,769,031	703,493	5,603,744	—	1,291,233
Cash collateral at broker for:
OTC derivatives (E)	590,000	—	—	—	—
Payables and other liabilities:
Investments purchased	10,814,656	—	—	18,029,963	—
Shares of beneficial interest redeemed	1,882,503	163,300	152,972	3,698,700	48,847
Investment management fees	585,912	142,059	292,790	721,513	154,449
Distribution and service fees	85,743	29,756	14,159	53,218	8,459
Transfer agent fees	5,861	1,903	5,108	54,262	6,480
Trustees, CCO and deferred compensation fees	3,233	2,004	862	5,090	933
Audit and tax fees	22,385	19,589	23,072	29,580	25,046
Custody fees	41,269	16,029	15,209	50,194	14,471
Legal fees	4,476	2,063	1,588	6,332	1,024
Printing and shareholder reports fees	25,636	17,770	7,794	90,538	11,193
Registration fees	814	275	386	936	137
Other accrued expenses	14,733	7,583	5,466	18,524	4,878
Total liabilities	33,846,252	1,105,824	6,123,150	22,758,850	1,567,150
Net assets	$980,742,853	$329,590,547	$466,118,664	$1,249,592,645	$156,975,834

Net assets consist of:
Paid-in capital	$431,674,945	$354,653,066	$392,957,227	$1,247,206,111	$391,826,511
Total distributable earnings (accumulated losses)	549,067,908	(25,062,519)	73,161,437	2,386,534	(234,850,677)
Net assets	$980,742,853	$329,590,547	$466,118,664	$1,249,592,645	$156,975,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Net assets by class:
Class A	$—	$—	$12,669,771	$14,787,821	$13,352,493
Class C	—	—	1,341,116	13,167,442	6,225,479
Class I	—	—	1,487,595	475,102,024	14,247,026
Class I2	—	—	391,785,435	293,440,394	123,150,836
Class I3	769,669,656	254,110,007	35,974,615	114,102,302	—
Class R	161,088,926	56,104,322	22,526,544	46,193,831	—
Class R4	49,984,271	19,376,218	333,588	83,064,957	—
Class R6	—	—	—	209,733,874	—
Shares outstanding (unlimited shares, no par value):
Class A	—	—	1,063,689	1,471,201	2,825,763
Class C	—	—	120,433	1,333,826	1,320,411
Class I	—	—	122,959	47,013,026	3,015,937
Class I2	—	—	32,142,702	29,000,791	26,065,155
Class I3	45,206,135	31,123,189	2,955,199	11,224,776	—
Class R	9,593,381	6,865,292	1,872,001	4,551,556	—
Class R4	2,950,131	2,371,722	27,400	8,154,945	—
Class R6	—	—	—	20,574,750	—
Net asset value per share: (F)
Class A	$—	$—	$11.91	$10.05	$4.73
Class C	—	—	11.14	9.87	4.71
Class I	—	—	12.10	10.11	4.72
Class I2	—	—	12.19	10.12	4.72
Class I3	17.03	8.16	12.17	10.17	—
Class R	16.79	8.17	12.03	10.15	—
Class R4	16.94	8.17	12.17	10.19	—
Class R6	—	—	—	10.19	—
Maximum offering price per share: (G)
Class A	$—	$—	$12.60	$10.63	$5.01

(A) Investments, at cost	$585,422,025	$341,109,834	$410,264,967	$1,169,792,666	$185,411,278
(B) Securities on loan, at value	$89,590,416	$1,422,683	$14,123,604	$—	$3,110,943
(C) Repurchase agreements, at cost	$—	$—	$6,929,312	$82,262,153	$3,088,947
(D) Foreign currency, at cost	$—	$—	$—	$—	$3,830

(E)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(F)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth	Transamerica Small Cap Value
Assets:
Investments, at value (A) (B)	$260,506,613	$1,163,541,775	$3,011,666,132	$173,846,815	$463,649,124
Repurchase agreements, at value (C)	2,153,191	16,072,330	103,369,590	5,621,180	72,894,597
Cash collateral pledged at broker for:
TBA commitments	—	254,012	—	—	—
Futures contracts	—	884,000	—	—	—
Receivables and other assets:
Investments sold	290,989	934,388	11,614,120	1,782,246	—
Net income from securities lending	2,169	1,657	2,710	1,412	2,657
Shares of beneficial interest sold	199,744	1,161,192	16,564,375	157,741	36,332
Dividends	270,965	579,680	—	9,038	73,800
Interest	1,929,938	2,343,481	17,817,726	—	—
Tax reclaims	121,622	—	—	—	—
Total assets	265,475,231	1,185,772,515	3,161,034,653	181,418,432	536,656,510

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,033,990	5,326,594	14,300,200	2,792,029	4,977,484
Payables and other liabilities:
Investments purchased	384,182	1,496,692	11,448,790	627,169	59,034,382
When-issued, delayed-delivery, forward and TBA commitments purchased	—	73,684,998	—	—	—
Dividends and/or distributions	—	—	606,567	—	—
Shares of beneficial interest redeemed	1,012,876	817,077	5,106,367	92,972	46,304
Investment management fees	129,581	572,068	961,967	144,346	203,628
Distribution and service fees	53,275	313,508	347,447	13,552	4,125
Transfer agent fees	22,364	79,304	223,196	6,823	3,603
Trustees, CCO and deferred compensation fees	901	90,857	10,446	689	912
Audit and tax fees	30,905	31,947	44,278	19,012	18,691
Custody fees	25,012	73,187	120,996	13,088	12,692
Legal fees	1,356	5,314	15,849	830	594
Printing and shareholder reports fees	14,681	51,078	181,315	10,358	3,734
Registration fees	208	870	2,149	153	168
Other accrued expenses	5,886	17,638	44,284	4,096	3,316
Variation margin payable on futures contracts	—	104,891	—	—	—
Total liabilities	5,715,217	82,666,023	33,413,851	3,725,117	64,309,633
Net assets	$259,760,014	$1,103,106,492	$3,127,620,802	$177,693,315	$472,346,877

Net assets consist of:
Paid-in capital	$309,369,780	$815,299,655	$3,142,150,224	$128,014,774	$480,007,029
Total distributable earnings (accumulated losses)	(49,609,766)	287,806,837	(14,529,422)	49,678,541	(7,660,152)
Net assets	$259,760,014	$1,103,106,492	$3,127,620,802	$177,693,315	$472,346,877

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth	Transamerica Small Cap Value
Net assets by class:
Class A	$36,695,478	$572,827,302	$731,602,408	$16,016,607	$4,246,077
Class C	52,109,370	216,560,919	225,837,864	3,770,767	581,218
Class I	170,941,938	296,123,378	1,979,173,741	35,706,157	12,838,490
Class I2	13,228	—	155,004,726	79,099,783	419,837,276
Class I3	—	—	—	28,088,867	28,471,091
Class R	—	—	—	14,838,512	6,205,146
Class R4	—	—	—	93,110	117,111
Class R6	—	17,594,893	36,002,063	79,512	50,468
Shares outstanding (unlimited shares, no par value):
Class A	3,182,402	18,950,948	70,885,145	2,446,010	522,080
Class C	4,539,939	7,311,087	21,920,330	658,269	72,715
Class I	14,821,348	9,745,529	195,070,759	5,194,753	1,562,216
Class I2	1,201	—	15,294,160	11,273,266	51,042,255
Class I3	—	—	—	4,006,289	3,454,615
Class R	—	—	—	2,160,897	754,157
Class R4	—	—	—	13,347	14,228
Class R6	—	578,992	3,550,337	11,338	6,095
Net asset value per share: (D)
Class A	$11.53	$30.23	$10.32	$6.55	$8.13
Class C	11.48	29.62	10.30	5.73	7.99
Class I	11.53	30.39	10.15	6.87	8.22
Class I2	11.01	—	10.13	7.02	8.23
Class I3	—	—	—	7.01	8.24
Class R	—	—	—	6.87	8.23
Class R4	—	—	—	6.98	8.23
Class R6	—	30.39	10.14	7.01	8.28
Maximum offering price per share: (E)
Class A	$12.20	$31.99	$10.58	$6.93	$8.60

(A) Investments, at cost	$243,816,027	$914,597,672	$2,984,049,914	$137,186,452	$462,829,605
(B) Securities on loan, at value	$4,469,814	$26,979,087	$15,873,005	$11,634,801	$16,835,905
(C) Repurchase agreements, at cost	$2,153,191	$16,072,330	$103,369,590	$5,621,180	$72,894,597

(D)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(E)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Unconstrained Bond	Transamerica US Growth
Assets:
Investments, at value (A) (B)	$618,036,649	$29,007,211	$1,611,548,453	$1,760,197,136
Repurchase agreements, at value (C)	15,081,945	—	—	14,140,616
Cash	—	1,453,001	349,359	—
Foreign currency, at value (D)	—	—	138,620	—
Receivables and other assets:
Investments sold	2,422,494	—	1,541,822	180,488
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	2,395,401	—
Net income from securities lending	1,769	84	8,887	—
Shares of beneficial interest sold	480,660	—	—	164,886
Dividends	189,196	—	87,946	469,434
Interest	—	131,112	14,729,908	—
Tax reclaims	—	531	—	407,951
Due from investment manager	—	57,486	—	—
Variation margin receivable on futures contracts	—	—	780,033	—
Unrealized appreciation on forward foreign currency contracts	—	—	1,986,901	—
Unrealized appreciation on unfunded commitments	—	—	1,364	—
Total assets	636,212,713	30,649,425	1,633,568,694	1,775,560,511

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,090,107	1,912,438	32,214,510	—
Payables and other liabilities:
Investments purchased	4,951,639	274,937	1,223,458	6,757,203
When-issued, delayed-delivery, forward and TBA commitments purchased	—	3,807,483	10,112,828	—
Shares of beneficial interest redeemed	1,284,609	—	129	892,693
Investment management fees	431,256	—	836,770	1,038,058
Distribution and service fees	111,076	—	2	188,692
Transfer agent fees	87,882	234	10,136	130,670
Trustees, CCO and deferred compensation fees	37,753	21	3,194	208,084
Audit and tax fees	19,999	33,066	40,009	27,425
Custody fees	41,065	386	147,670	53,687
Legal fees	3,562	119	6,776	8,436
Printing and shareholder reports fees	61,429	87	31,927	66,642
Registration fees	503	20	1,228	1,411
Other accrued expenses	13,771	90	17,206	24,858
Unrealized depreciation on forward foreign currency contracts	—	—	57,399	—
Total liabilities	11,134,651	6,028,881	44,703,242	9,397,859
Net assets	$625,078,062	$24,620,544	$1,588,865,452	$1,766,162,652

Net assets consist of:
Paid-in capital	$619,115,043	$25,072,174	$1,568,995,317	$806,579,815
Total distributable earnings (accumulated losses)	5,963,019	(451,630)	19,870,135	959,582,837
Net assets	$625,078,062	$24,620,544	$1,588,865,452	$1,766,162,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond	Transamerica Unconstrained Bond	Transamerica US Growth
Net assets by class:
Class A	$268,642,375	$—	$10,102	$764,324,914
Class C	58,622,045	—	—	18,000,210
Class I	228,537,068	984,703	757,434	309,755,103
Class I2	17,795,076	23,635,841	1,588,097,916	529,573,108
Class R6	51,481,498	—	—	—
Class T	—	—	—	144,509,317
Shares outstanding (unlimited shares, no par value):
Class A	12,335,684	—	1,021	29,489,313
Class C	3,190,325	—	—	763,289
Class I	10,079,160	100,288	76,573	11,613,918
Class I2	782,929	2,407,203	160,911,719	19,848,669
Class R6	2,254,551	—	—	—
Class T	—	—	—	1,811,528
Net asset value per share: (E)
Class A	$21.78	$—	$9.89	$25.92
Class C	18.37	—	—	23.58
Class I	22.67	9.82	9.89	26.67
Class I2	22.73	9.82	9.87	26.68
Class R6	22.83	—	—	—
Class T	—	—	—	79.77
Maximum offering price per share: (F)
Class A	$23.05	$—	$9.89	$27.43
Class T	$—	$—	$—	$87.18

(A) Investments, at cost	$548,456,263	$29,400,742	$1,585,238,070	$964,546,406
(B) Securities on loan, at value	$11,620,995	$1,981,727	$34,020,014	$—
(C) Repurchase agreements, at cost	$15,081,945	$—	$—	$14,140,616
(D) Foreign currency, at cost	$—	$—	$140,909	$—

(E)

Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(F)

Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Funds’ Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS

For the year ended October 31, 2020

	Transamerica Balanced II	Transamerica Bond	Transamerica Capital Growth	Transamerica Dividend Focused	Transamerica Dynamic Income
Investment Income:
Dividend income	$1,221,651	$390,700	$190,715	$14,247,596	$5,505,283
Interest income	1,177,673	51,925,404	146,816	37,665	2,708
Net income from securities lending	3,322	97,336	586,583	2,653	259,931
Withholding taxes on foreign income	(1,826)	—	—	(712)	—
Total investment income	2,400,820	52,413,440	924,114	14,287,202	5,767,922

Expenses:
Investment management fees	570,390	6,278,821	19,308,770	3,463,525	704,802
Distribution and service fees:
Class A	—	359,634	1,489,879	185,087	124,220
Class C	—	881,226	2,957,165	41,308	620,881
Class R	339,229	—	—	—	—
Transfer agent fees
Class A	—	330,388	612,829	29,489	65,953
Class C	—	74,092	304,939	6,484	84,986
Class I	—	1,292,006	1,776,542	9,870	30,166
Class I2	—	11,541	28,739	29,223	—
Class I3	3,824	—	—	—	—
Class R	1,133	—	—	—	—
Class R6	—	1,692	1,565	332	—
Trustees, CCO and deferred compensation fees	2,929	114,558	258,527	37,453	3,452
Audit and tax fees	36,106	53,837	45,655	27,840	27,186
Custody fees	13,677	167,339	211,818	31,197	7,600
Legal fees	5,129	74,252	124,499	29,903	5,926
Printing and shareholder reports fees	10,621	300,669	415,412	39,051	72,408
Registration fees	17,907	103,603	236,000	69,712	41,057
Other	15,782	71,588	96,497	29,497	28,001
Total expenses before waiver and/or reimbursement and recapture	1,016,727	10,115,246	27,868,836	4,029,971	1,816,638
Expenses waived and/or reimbursed:
Class A	—	—	—	—	(48,817)
Class C	—	—	—	(2,154)	(60,572)
Class I	—	(635,743)	—	—	(19,045)
Class R	(161)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	1,184
Class C	—	—	—	1,070	46
Class I	—	26,297	—	—	97
Class R	161	—	—	—	—
Net expenses	1,016,727	9,505,800	27,868,836	4,028,887	1,689,531

Net investment income (loss)	1,384,093	42,907,640	(26,944,722)	10,258,315	4,078,391

Net realized gain (loss) on:
Investments	3,884,846	14,213,572	317,209,826	(39,261,636)	(19,456,741)
Capital gain distributions received from unaffiliated investment companies	—	—	—	—	15,128
Futures contracts	92,457	32,522	—	—	—
Foreign currency transactions	—	—	2,716	—	—
Net realized gain (loss)	3,977,303	14,246,094	317,212,542	(39,261,636)	(19,441,613)

Net change in unrealized appreciation (depreciation) on:
Investments	5,348,083	3,788,455	1,487,641,024	(55,000,327)	(2,640,904)
Futures contracts	(39,919)	(4,042)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	375	—	—
Net change in unrealized appreciation (depreciation)	5,308,164	3,784,413	1,487,641,399	(55,000,327)	(2,640,904)
Net realized and change in unrealized gain (loss)	9,285,467	18,030,507	1,804,853,941	(94,261,963)	(22,082,517)
Net increase (decrease) in net assets resulting from operations	$10,669,560	$60,938,147	$1,777,909,219	$(84,003,648)	$(18,004,126)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the period and year ended October 31, 2020

	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Opportunities (A)	Transamerica Event Driven	Transamerica Floating Rate	Transamerica Global Equity
Investment Income:
Dividend income	$28,213		$9,665,311	$285,054	$35,939	$1,800,986
Interest income	31,032,893		—	657,446	5,870,995	2,891
Net income from securities lending	26,632		62,835	2,941	4,076	9,407
Withholding taxes on foreign income	(139,677)		(1,114,340)	—	—	(131,501)
Total investment income	30,948,061		8,613,806	945,441	5,911,010	1,681,783

Expenses:
Investment management fees	2,951,868		3,087,642	981,027	705,483	727,705
Distribution and service fees:
Class A	21,640		—	—	44,263	128,304
Class C	72,542		—	—	152,227	71,112
Transfer agent fees
Class A	23,109		—	—	20,048	110,696
Class C	12,596		—	—	15,296	15,762
Class I	344,593		106	959	73,928	34,029
Class I2	8,890		28,660	6,044	472	—
Class R6	565		—	—	—	62
Trustees, CCO and deferred compensation fees	11,676		9,985	2,020	2,522	2,255
Audit and tax fees	44,686		25,202	42,836	43,001	22,622
Custody fees	159,191		229,583	49,529	113,322	60,133
Legal fees	19,586		44,412	3,573	2,117	3,899
Printing and shareholder reports fees	69,291		68,800	8,149	3,825	17,733
Registration fees	86,096		71,679	19,850	44,192	52,071
Dividends, interest and fees for borrowings from securities sold short	—		—	52,361	—	—
Other	35,343		20,954	15,194	16,110	17,432
Total expenses before waiver and/or reimbursement and recapture	3,861,672		3,587,023	1,181,542	1,236,806	1,263,815
Expenses waived and/or reimbursed:
Class A	—		—	—	(44,823)	(54,249)
Class C	—		—	—	(37,353)	(8,761)
Class I	—		(130)	(1,601)	(168,210)	(8,322)
Class I2	—		(388)	(33,977)	(12,971)	—
Class R6	—		—	—	—	(9)
Recapture of previously waived and/or reimbursed fees:
Class A	—		—	—	16,950	6,427
Class C	—		—	—	15,326	1,760
Class I	—		43	403	62,889	14,509
Class I2	—		388	6,979	9,710	—
Class R6	—		—	—	—	9
Net expenses	3,861,672		3,586,936	1,153,346	1,078,324	1,215,179

Net investment income (loss)	27,086,389		5,026,870	(207,905)	4,832,686	466,604

Net realized gain (loss) on:
Investments	(32,320,153	)(B)	(27,131,441)	7,082,138	(11,554,141)	1,601,397
Securities sold short	—		—	(2,486,663)	—	—
Written options and swaptions	—		—	(397,706)	—	—
Swap agreements	—		—	(53,816)	—	—
Futures contracts	—		1,283,268	55,156	—	—
Forward foreign currency contracts	(2,444,475)		—	116,781	—	(1,513)
Foreign currency transactions	(1,252,757)		(93,635)	(99,231)	—	(23,093)
Net realized gain (loss)	(36,017,385)		(25,941,808)	4,216,659	(11,554,141)	1,576,791

Net change in unrealized appreciation (depreciation) on:
Investments	(7,670,347	)(C)	46,347,389	2,408,428	4,123,380	(2,072,323)
Unfunded commitment	—		—	—	(1,046)	—
Securities sold short	—		—	153,689	—	—
Written options and swaptions	—		—	(25,479)	—	—
Swap agreements	—		—	12,543	—	—
Futures contracts	—		(59,889)	351,348	—	—
Forward foreign currency contracts	(964,929)		—	84,746	—	—
Translation of assets and liabilities denominated in foreign currencies	(95,364)		2,104	(24,039)	—	10,314
Net change in unrealized appreciation (depreciation)	(8,730,640)		46,289,604	2,961,236	4,122,334	(2,062,009)
Net realized and change in unrealized gain (loss)	(44,748,025)		20,347,796	7,177,895	(7,431,807)	(485,218)
Net increase (decrease) in net assets resulting from operations	$(17,661,636)		$25,374,666	$6,969,990	$(2,599,121)	$(18,614)

(A)	Fund commenced operations on December 19, 2019.
(B)	Includes net of realized foreign capital gains tax of $94,150.
(C)	Includes net change in foreign capital gains tax of $(18,791).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the period and year ended October 31, 2020

	Transamerica Government Money Market	Transamerica High Quality Bond	Transamerica High Yield Bond	Transamerica High Yield ESG (A)	Transamerica High Yield Muni
Investment Income:
Dividend income	$—	$—	$3,176,139	$5,061	$42,092
Interest income	11,876,303	6,677,719	107,937,122	188,685	3,989,350
Net income from securities lending	—	2,344	225,396	63	1,156
Total investment income	11,876,303	6,680,063	111,338,657	193,809	4,032,598

Expenses:
Investment management fees	3,299,425	748,557	10,764,260	27,805	527,350
Distribution and service fees:
Class A	536,773	—	207,777	—	48,346
Class C	133,606	—	230,632	—	116,032
Class R	—	64,918	165,381	—	—
Class R2	2,429,955	—	—	—	—
Class R4	265,173	98,387	1,108,941	—	—
Transfer agent fees
Class A	204,659	—	158,597	—	12,240
Class C	15,368	—	32,398	—	7,742
Class I	38,596	—	311,402	253	68,498
Class I2	401	—	59,677	358	—
Class I3	5,862	10,848	17,466	—	—
Class R	—	—	52,237	—	—
Class R2	2,833,740	—	—	—	—
Class R4	7,955	2,952	33,268	—	—
Class R6	—	—	3,403	—	—
Trustees, CCO and deferred compensation fees	34,996	4,803	49,888	190	2,462
Audit and tax fees	32,199	37,617	51,298	34,602	45,303
Custody fees	212,092	23,334	160,201	386	73,589
Legal fees	651,583	8,391	85,296	19,279	4,329
Printing and shareholder reports fees	125,768	15,736	166,812	12,910	14,148
Registration fees	114,678	33,298	176,270	442	54,374
Other	75,687	17,796	77,612	563	14,320
Total expenses before waiver and/or reimbursement and recapture	11,018,516	1,066,637	13,912,816	96,788	988,733
Expenses waived and/or reimbursed:
Class A	(716,066)	—	—	—	(30,595)
Class C	(127,828)	—	—	—	(36,087)
Class I	(41,830)	—	(230,893)	(3,129)	(64,178)
Class I2	(7,847)	—	—	(55,966)	—
Class I3	(106,901)	—	—	—	—
Class R	—	—	(49,947)	—	—
Class R2	(3,675,247)	—	—	—	—
Class R4	(364,066)	(25,698)	(36,419)	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	132,785	—	—	—	269
Class C	6,065	—	3,092	—	88
Class I	532	—	—	—	—
Class I3	—	—	5,099	—	—
Class R	—	—	899	—	—
Class R2	8,108	—	—	—	—
Class R4	2,237	2,314	43,078	—	—
Net expenses	6,128,458	1,043,253	13,647,725	37,693	858,230

Net investment income (loss)	5,747,845	5,636,810	97,690,932	156,116	3,174,368

Net realized gain (loss) on:
Investments	—	1,145,886	(30,053,672)	(3,823)	(1,329,076)

Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,296,387)	(29,178,599)	(163,331)	(2,646,649)
Net realized and change in unrealized gain (loss)	—	(150,501)	(59,232,271)	(167,154)	(3,975,725)
Net increase (decrease) in net assets resulting from operations	$5,747,845	$5,486,309	$38,458,661	$(11,038)	$(801,357)

(A)	Fund commenced operations on July 31, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

	Transamerica Inflation Opportunities	Transamerica Inflation- Protected Securities	Transamerica Intermediate Bond	Transamerica Intermediate Muni	Transamerica International Equity
Investment Income:
Dividend income	$3,169	$—	$116,530	$115,783	$106,142,945
Interest income	2,361,004	1,885,042	53,763,553	45,305,964	86,464
Non-cash dividend income	—	—	—	—	7,960,798
Net income from securities lending	9,391	6,149	130,074	—	435,322
Withholding taxes on foreign income	—	—	—	—	(9,838,710)
Total investment income	2,373,564	1,891,191	54,010,157	45,421,747	104,786,819

Expenses:
Investment management fees	617,029	431,611	7,954,980	8,232,997	30,409,244
Distribution and service fees:
Class A	2,898	—	—	584,896	375,897
Class C	5,409	—	—	1,413,400	374,067
Class R	—	50,181	227,493	—	140,389
Class R4	—	5,372	410,750	—	44,762
Transfer agent fees
Class A	1,665	—	—	85,090	441,527
Class C	453	—	—	82,358	75,087
Class I	5,168	—	—	1,661,841	2,034,415
Class I2	7,673	—	111,018	—	120,537
Class I3	—	7,605	30,743	—	15,705
Class R	—	—	762	—	466
Class R4	—	161	12,323	—	1,343
Class R6	4	—	—	—	18,293
Trustees, CCO and deferred compensation fees	2,689	2,821	51,531	50,007	106,252
Audit and tax fees	40,436	38,263	57,909	60,583	64,096
Custody fees	29,473	41,838	212,002	237,226	926,751
Legal fees	4,718	4,928	88,916	89,553	178,546
Printing and shareholder reports fees	11,819	9,063	160,522	231,885	347,182
Registration fees	55,224	30,912	54,904	140,185	216,929
Acquired fund fees	—	—	—	6,524	—
Other	14,787	13,253	105,946	84,342	186,893
Total expenses before waiver and/or reimbursement and recapture	799,445	636,008	9,479,799	12,960,887	36,078,381
Expenses waived and/or reimbursed:
Class A	(2,164)	—	—	(233,958)	(102,388)
Class C	(426)	—	—	(353,350)	—
Class I	(5,123)	—	—	(1,183,870)	—
Class I2	(9,321)	—	—	—	—
Class I3	—	(20,031)	—	—	—
Class R	—	(4,380)	—	—	—
Class R4	—	(2,919)	(36,908)	—	—
Class R6	(6)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	947	—	—	—	20,505
Class C	180	—	—	—	—
Class I	857	—	—	—	—
Class I2	9,321	—	—	—	—
Class I3	—	32,502	—	—	—
Class R	—	3,335	—	—	—
Class R4	—	393	2,527	—	—
Class R6	6	—	—	—	—
Net expenses	793,716	644,908	9,445,418	11,189,709	35,996,498

Net investment income (loss)	1,579,848	1,246,283	44,564,739	34,232,038	68,790,321

Net realized gain (loss) on:
Investments	1,438,679	468,552	79,792,419	(1,997,112)	(172,196,572)
Written options and swaptions	—	—	—	2,196	—
Forward foreign currency contracts	(630,396)	(362,769)	—	—	—
Foreign currency transactions	(80,653)	(1,072)	—	—	445,818
Net realized gain (loss)	727,630	104,711	79,792,419	(1,994,916)	(171,750,754)

Net change in unrealized appreciation (depreciation) on:
Investments	3,080,887	6,445,841	(5,750,715)	18,156,703	(303,917,483)
Forward foreign currency contracts	644,621	206,288	—	—	—
Translation of assets and liabilities denominated in foreign currencies	894	(2,867)	—	—	759,171
Net change in unrealized appreciation (depreciation)	3,726,402	6,649,262	(5,750,715)	18,156,703	(303,158,312)
Net realized and change in unrealized gain (loss)	4,454,032	6,753,973	74,041,704	16,161,787	(474,909,066)
Net increase (decrease) in net assets resulting from operations	$6,033,880	$8,000,256	$118,606,443	$50,393,825	$(406,118,745)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

	Transamerica International Growth	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value	Transamerica Large Core
Investment Income:
Dividend income	$30,428,263	$12,848,981	$2,852,630	$52,869,124	$3,783,197
Interest income	60,620	23,672	—	185,543	—
Net income from securities lending	246,668	84,338	8,041	35,022	3,311
Withholding taxes on foreign income	(2,618,353)	(1,268,243)	(253,071)	(151,681)	—
Total investment income	28,117,198	11,688,748	2,607,600	52,938,008	3,786,508

Expenses:
Investment management fees	9,389,159	5,254,026	633,319	11,365,534	880,281
Distribution and service fees:
Class A	342	—	1,174	155,210	—
Class C	—	—	—	242,176	—
Class R	—	—	—	—	290,295
Class R4	—	—	—	—	9,953
Transfer agent fees
Class A	936	—	123	102,698	—
Class C	—	—	—	42,720	—
Class I	97	175,934	519	157,776	—
Class I2	93,421	28,822	6,682	117,859	—
Class I3	—	—	—	—	10,025
Class R	—	—	—	—	990
Class R4	—	—	—	—	299
Class R6	—	—	34	2,066	—
Trustees, CCO and deferred compensation fees	31,404	13,609	2,317	76,301	4,725
Audit and tax fees	36,079	31,004	25,315	38,227	26,763
Custody fees	230,802	180,508	93,669	110,055	25,501
Legal fees	53,656	23,742	4,358	81,346	8,146
Printing and shareholder reports fees	88,815	41,768	10,254	142,155	16,155
Registration fees	53,128	37,525	50,609	83,131	31,126
Other	116,942	29,905	14,538	78,495	18,028
Total expenses before waiver and/or reimbursement and recapture	10,094,781	5,816,843	842,911	12,795,749	1,322,287
Expenses waived and/or reimbursed:
Class A	(737)	—	(270)	(3,601)	—
Class C	—	—	—	(1,168)	—
Class I	(54)	—	(350)	(130,603)	—
Class I2	—	—	(49,775)	(126,179)	—
Class R6	—	—	(238)	(1,835)	—
Recapture of previously waived and/or reimbursed fees:
Class A	9	—	511	—	—
Class I	—	—	189	—	—
Class I2	—	—	108,493	—	—
Class R6	—	—	555	—	—
Net expenses	10,093,999	5,816,843	902,026	12,532,363	1,322,287

Net investment income (loss)	18,023,199	5,871,905	1,705,574	40,405,645	2,464,221

Net realized gain (loss) on:
Investments	(16,855,688)	5,343,422	(4,106,715)	(264,651,953)	13,346,867
Foreign currency transactions	401,719	320,843	7,168	—	—
Net realized gain (loss)	(16,453,969)	5,664,265	(4,099,547)	(264,651,953)	13,346,867

Net change in unrealized appreciation (depreciation) on:
Investments	65,056,424	(15,299,765)	(8,434,371)	(22,285,601)	1,667,002
Translation of assets and liabilities denominated in foreign currencies	(123,232)	59,877	6,377	—	—
Net change in unrealized appreciation (depreciation)	64,933,192	(15,239,888)	(8,427,994)	(22,285,601)	1,667,002
Net realized and change in unrealized gain (loss)	48,479,223	(9,575,623)	(12,527,541)	(286,937,554)	15,013,869
Net increase (decrease) in net assets resulting from operations	$66,502,422	$(3,703,718)	$(10,821,967)	$(246,531,909)	$17,478,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

	Transamerica Large Growth	Transamerica Large Value Opportunities	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica MLP & Energy Income
Investment Income:
Dividend income	$3,242,271	$11,495,727	$1,578,473	$24,671,887	$8,710,745
Interest income	7,221	—	14,157	297,036	32,954
Net income from securities lending	128,143	10,131	15,192	19,826	20,761
Withholding taxes on foreign income	—	(5,657)	—	—	(376,002)
Total investment income	3,377,635	11,500,201	1,607,822	24,988,749	8,388,458

Expenses:
Investment management fees	5,769,490	1,789,546	2,291,849	8,675,392	2,231,129
Distribution and service fees:
Class A	—	—	29,765	44,059	33,743
Class C	—	—	13,539	160,933	89,562
Class R	694,360	323,951	107,903	251,338	—
Class R4	110,803	55,196	1,243	222,049	—
Transfer agent fees
Class A	—	—	21,994	54,903	30,645
Class C	—	—	2,473	26,172	22,605
Class I	—	—	1,479	494,997	13,429
Class I2	—	—	19,150	17,188	12,197
Class I3	52,848	23,562	2,762	10,914	—
Class R	2,171	1,090	354	991	—
Class R4	3,324	1,656	37	6,661	—
Class R6	—	—	—	15,873	—
Trustees, CCO and deferred compensation fees	22,037	9,664	8,303	30,278	4,713
Audit and tax fees	30,357	27,393	31,662	42,176	35,571
Custody fees	81,639	33,791	29,567	98,699	28,447
Legal fees	43,051	16,495	15,104	51,371	8,115
Printing and shareholder reports fees	69,663	31,251	28,832	189,168	28,058
Registration fees	38,554	33,575	66,399	121,099	43,542
Other	43,556	27,332	20,982	63,685	22,508
Total expenses before waiver and/or reimbursement and recapture	6,961,853	2,374,502	2,693,397	10,577,946	2,604,264
Expenses waived and/or reimbursed:
Class A	—	—	—	(20,347)	(13,463)
Class C	—	—	—	—	(11,788)
Class I3	—
Class R	—	(5,348)	(946)	(3,020)	—
Class R4	(20,241)	(2,842)	(346)	(94,284)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	1,272	835
Class C	—	—	—	—	1,178
Class I2	—	—	5,047	—	—
Class I3	—	4,762	6,032	—	—
Class R	—	10,060	13,600	3,904	—
Class R4	501	3,153	27	2,294	—
Net expenses	6,942,113	2,384,287	2,716,811	10,467,765	2,581,026

Net investment income (loss)	(3,564,478)	9,115,914	(1,108,989)	14,520,984	5,807,432

Net realized gain (loss) on:
Investments	159,523,649	(13,795,632)	20,305,200	(28,025,278)	(17,844,696)
Foreign currency transactions	671	—	—	—	3,484
Net realized gain (loss)	159,524,320	(13,795,632)	20,305,200	(28,025,278)	(17,841,212)

Net change in unrealized appreciation (depreciation) on:
Investments	246,912,683	(26,786,024)	38,860,110	(115,182,318)	(38,218,841)
Translation of assets and liabilities denominated in foreign currencies	650	—	—	—	(188)
Net change in unrealized appreciation (depreciation)	246,913,333	(26,786,024)	38,860,110	(115,182,318)	(38,219,029)
Net realized and change in unrealized gain (loss)	406,437,653	(40,581,656)	59,165,310	(143,207,596)	(56,060,241)
Net increase (decrease) in net assets resulting from operations	$402,873,175	$(31,465,742)	$58,056,321	$(128,686,612)	$(50,252,809)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

	Transamerica Multi-Asset Income	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Growth	Transamerica Small Cap Value
Investment Income:
Dividend income	$5,354,182	$10,751,627	$—	$498,521	$2,174,623
Interest income	6,839,972	9,873,589	84,697,913	18,904	7,369
Net income from securities lending	49,944	21,558	32,768	24,610	110,508
Withholding taxes on foreign income	—	(9,855)	—	—	—
Total investment income	12,244,098	20,636,919	84,730,681	542,035	2,292,500

Expenses:
Investment management fees	1,533,263	6,482,352	11,331,050	1,445,993	1,055,527
Distribution and service fees:
Class A	94,163	1,405,647	1,734,940	37,080	10,019
Class C	516,225	2,050,457	2,599,505	37,254	6,244
Class R	—	—	—	76,004	32,398
Class R4	—	—	—	251	380
Transfer agent fees
Class A	40,699	436,319	396,197	26,677	8,962
Class C	45,785	168,370	242,139	6,089	855
Class I	184,654	293,350	1,886,781	36,495	13,664
Class I2	—	—	21,254	5,257	6,241
Class I3	—	—	—	2,029	1,824
Class R	—	—	—	247	107
Class R4	—	—	—	8	11
Class R6	—	1,195	2,695	6	4
Trustees, CCO and deferred compensation fees	6,686	113,394	77,609	4,122	3,057
Audit and tax fees	44,225	43,492	65,299	25,911	25,081
Custody fees	62,065	145,701	252,197	25,823	23,072
Legal fees	12,254	45,787	137,278	7,155	3,895
Printing and shareholder reports fees	45,093	124,806	412,788	26,370	5,037
Registration fees	79,976	83,640	197,695	89,324	74,875
Other	20,047	53,520	133,331	18,915	16,004
Total expenses before waiver and/or reimbursement and recapture	2,685,135	11,448,030	19,490,758	1,871,010	1,287,257
Expenses waived and/or reimbursed:
Class A	—	—	—	(4,141)	(5,871)
Class C	—	—	—	(670)	(557)
Class I	(120,752)	—	—	—	(8,306)
Class I2	—	—	—	(9,679)	(40,788)
Class I3	—	—	—	(2,347)	(14,614)
Class R	—	—	—	—	(5,278)
Class R4	—	—	—	(122)	(247)
Class R6	—	—	—	—	(31)
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	1,360	2,371
Class C	—	—	—	587	554
Class I	15,933	—	—	—	8,306
Class I2	—	—	—	12,136	40,788
Class I3	—	—	—	3,325	14,614
Class R	—	—	—	—	4,134
Class R4	—	—	—	25	139
Class R6	—	—	—	—	22
Net expenses	2,580,316	11,448,030	19,490,758	1,871,484	1,282,493

Net investment income (loss)	9,663,782	9,188,889	65,239,923	(1,329,449)	1,010,007

Net realized gain (loss) on:
Investments	(2,764,091)	43,298,094	(190,797)	15,016,375	(8,041,199)
Futures contracts	—	61,532	—	—	—
Foreign currency transactions	298	—	—	—	—
Net realized gain (loss)	(2,763,793)	43,359,626	(190,797)	15,016,375	(8,041,199)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,936,810)	40,314,103	(11,097,201)	3,997,968	(7,976,971)
Futures contracts	—	(569,887)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	8,345	—	—	—	—
Net change in unrealized appreciation (depreciation)	(4,928,465)	39,744,216	(11,097,201)	3,997,968	(7,976,971)
Net realized and change in unrealized gain (loss)	(7,692,258)	83,103,842	(11,287,998)	19,014,343	(16,018,170)
Net increase (decrease) in net assets resulting from operations	$1,971,524	$92,292,731	$53,951,925	$17,684,894	$(15,008,163)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the period and year ended October 31, 2020

	Transamerica Small/Mid Cap Value	Transamerica Sustainable Bond (A)	Transamerica Unconstrained Bond	Transamerica US Growth
Investment Income:
Dividend income	$13,343,566	$—	$1,726,485	$12,202,719
Interest income	90,958	89,221	49,692,935	61,572
Net income from securities lending	80,105	118	124,993	24,056
Withholding taxes on foreign income	(11,820)	—	—	—
Total investment income	13,502,809	89,339	51,544,413	12,288,347

Expenses:
Investment management fees	5,456,807	25,536	8,636,945	10,833,669
Distribution and service fees:
Class A (B)	738,715	—	2	1,793,411
Class C	831,649	—	—	186,644
Transfer agent fees
Class A	658,803	—	—	982,394
Class C	150,344	—	—	32,909
Class I	285,329	251	726	365,419
Class I2	1,362	448	101,407	37,830
Class R6	3,633	—	—	—
Class T	—	—	—	78,101
Trustees, CCO and deferred compensation fees	52,208	239	34,233	243,645
Audit and tax fees	27,306	47,088	58,653	41,677
Custody fees	79,339	386	336,106	108,661
Legal fees	29,723	18,280	61,791	75,563
Printing and shareholder reports fees	121,787	12,950	107,006	181,606
Registration fees	75,663	458	51,415	79,916
Other	44,787	564	59,166	73,727
Total expenses	8,557,455	106,200	9,447,450	15,115,172
Expenses waived and/or reimbursed:
Class C	—	—	—	(3,519)
Class I	—	(3,223)	(34)	—
Class I2	—	(74,824)	(79,363)	—
Recapture of previously waived and/or reimbursed fees:
Class C	—	—	—	3,393
Net expenses	8,557,455	28,153	9,368,053	15,115,046

Net investment income (loss)	4,945,354	61,186	42,176,360	(2,826,699)

Net realized gain (loss) on:
Investments	(46,127,028)	(47,111)	13,929,963	168,537,730
Futures contracts	—	—	2,470,091	—
Forward foreign currency contracts	—	—	(7,163,455)	—
Foreign currency transactions	—	—	161,466	—
Net realized gain (loss)	(46,127,028)	(47,111)	9,398,065	168,537,730

Net change in unrealized appreciation (depreciation) on:
Investments	(56,312,013)	(393,531)	20,462,998	223,779,803
Unfunded commitment	—	—	5,629	—
Futures contracts	—	—	2,759,868	—
Forward foreign currency contracts	—	—	2,674,687	—
Translation of assets and liabilities denominated in foreign currencies	—	—	8,618	14,258
Net change in unrealized appreciation (depreciation)	(56,312,013)	(393,531)	25,911,800	223,794,061
Net realized and change in unrealized gain (loss)	(102,439,041)	(440,642)	35,309,865	392,331,791
Net increase (decrease) in net assets resulting from operations	$(97,493,687)	$(379,456)	$77,486,225	$389,505,092

(A)	Fund commenced operations on July 31, 2020.
(B)	Class A commenced operations for Transamerica Unconstrained Bond on October 1, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$1,384,093	$1,882,430	$42,907,640	$33,260,379	$(26,944,722)	$(14,632,538)
Net realized gain (loss)	3,977,303	2,630,631	14,246,094	3,167,514	317,212,542	248,146,744
Net change in unrealized appreciation (depreciation)	5,308,164	10,571,200	3,784,413	47,815,884	1,487,641,399	(178,872,607)
Net increase (decrease) in net assets resulting from operations	10,669,560	15,084,261	60,938,147	84,243,777	1,777,909,219	54,641,599

Dividends and/or distributions to shareholders:
Class A	—	—	(3,550,175)	(3,599,802)	(42,218,753)	(16,845,243)
Class B (A)	—	—	—	(928)	—	(41,993)
Class C	—	—	(1,652,158)	(1,514,060)	(26,097,461)	(8,569,291)
Class I	—	—	(34,363,536)	(24,398,329)	(92,872,512)	(29,773,771)
Class I2	—	—	(4,370,710)	(3,545,254)	(63,098,839)	(13,510,949)
Class I3	(1,981,053)	(2,359,981)	—	—	—	—
Class R	(2,375,724)	(3,396,677)	—	—	—	—
Class R6 (B)	—	—	(664,305)	(503,661)	(3,117,851)	—
Class T1 (C)	—	—	—	(118)	—	(2,954)
Advisor Class (C)	—	—	—	—	—	(16,460)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,356,777)	(5,756,658)	(44,600,884)	(33,562,152)	(227,405,416)	(68,760,661)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	66,068,341	75,784,620	282,458,678	163,954,427
Class B (A)	—	—	—	1,616	—	18,955
Class C	—	—	35,934,488	45,576,088	124,728,775	103,162,094
Class I	—	—	771,626,652	867,375,933	1,312,369,519	785,845,665
Class I2	—	—	275,465,455	239,618	33,918,895	3,794,193
Class I3	3,690,088	590,339	—	—	—	—
Class R	4,130,620	2,972,488	—	—	—	—
Class R6 (B)	—	—	10,675,575	11,408,787	6,707,763	204,903
Class T1 (C)	—	—	—	—	—	9,700
Advisor Class (C)	—	—	—	—	—	3,800
	7,820,708	3,562,827	1,159,770,511	1,000,386,662	1,760,183,630	1,056,993,737
Issued from fund acquisition:
Class I2	—	—	—	—	—	171,778,728
Class R6 (B)	—	—	—	—	—	14,982,875
	—	—	—	—	—	186,761,603
Dividends and/or distributions reinvested:
Class A	—	—	3,089,728	3,182,834	39,180,816	15,744,346
Class B (A)	—	—	—	881	—	41,964
Class C	—	—	1,403,144	1,260,503	25,797,127	8,420,392
Class I	—	—	26,506,614	18,490,111	91,807,370	29,370,611
Class I2	—	—	4,370,710	3,545,254	63,098,839	13,510,949
Class I3	1,981,053	2,359,981	—	—	—	—
Class R	2,375,724	3,396,677	—	—	—	—
Class R6 (B)	—	—	651,475	503,661	3,117,851	—
Class T1 (C)	—	—	—	101	—	2,954
Advisor Class (C)	—	—	—	—	—	16,460
	4,356,777	5,756,658	36,021,671	26,983,345	223,002,003	67,107,676
Cost of shares redeemed:
Class A	—	—	(60,169,123)	(41,940,624)	(236,526,012)	(146,505,845)
Class B (A)	—	—	—	(48,203)	—	(22,933)
Class C	—	—	(22,761,324)	(12,567,104)	(77,369,913)	(45,651,712)
Class I	—	—	(603,671,487)	(233,374,752)	(927,636,620)	(475,600,960)
Class I2	—	—	(17,069,236)	(25,998,005)	(204,232,045)	(35,163,964)
Class I3	(6,203,606)	(6,385,554)	—	—	—	—
Class R	(14,339,645)	(23,822,041)	—	—	—	—
Class R6 (B)	—	—	(7,627,410)	(2,017,577)	(10,336,223)	(95,904)
Class T1 (C)	—	—	—	(10,527)	—	(75,200)
Advisor Class (C)	—	—	—	—	—	(426,071)
	(20,543,251)	(30,207,595)	(711,298,580)	(315,956,792)	(1,456,100,813)	(703,542,589)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Automatic conversions:
Class A	$—	$—	$—	$71,198	$—	$879,020
Class B (A)	—	—	—	(71,198)	—	(879,020)
	—	—	—	—	—	—
Automatic conversions:
Class A	—	—	5,851,645	2,053,180	7,214,452	5,022,289
Class C	—	—	(5,851,645)	(2,053,180)	(7,214,452)	(5,022,289)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(8,365,766)	(20,888,110)	484,493,602	711,413,215	527,084,820	607,320,427
Net increase (decrease) in net assets	(2,052,983)	(11,560,507)	500,830,865	762,094,840	2,077,588,623	593,201,365

Net assets:
Beginning of year	120,673,206	132,233,713	1,401,215,631	639,120,791	2,013,314,390	1,420,113,025
End of year	$118,620,223	$120,673,206	$1,902,046,496	$1,401,215,631	$4,090,903,013	$2,013,314,390

Capital share transactions - shares:
Shares issued:
Class A	—	—	6,997,509	8,249,628	7,659,467	5,896,175
Class B (A)	—	—	—	179	—	900
Class C	—	—	3,816,404	4,971,272	4,505,206	4,669,717
Class I	—	—	81,434,878	93,962,005	34,489,664	26,697,868
Class I2	—	—	29,259,876	26,122	2,317,768	259,845
Class I3	322,847	55,932	—	—	—	—
Class R	362,657	289,343	—	—	—	—
Class R6 (B)	—	—	1,123,270	1,234,352	444,276	15,357
Class T1 (C)	—	—	—	—	—	382
Advisor Class (C)	—	—	—	—	—	139
	685,504	345,275	122,631,937	108,443,558	49,416,381	37,540,383
Shares issued on fund acquisition:
Class I2	—	—	—	—	—	12,844,998
Class R6 (B)	—	—	—	—	—	1,120,366
	—	—	—	—	—	13,965,364
Shares reinvested:
Class A	—	—	327,265	346,066	1,502,332	662,641
Class B (A)	—	—	—	98	—	2,296
Class C	—	—	149,651	137,907	1,303,544	449,807
Class I	—	—	2,801,776	1,998,725	3,317,939	1,174,824
Class I2	—	—	459,822	386,053	5,411,564	1,142,092
Class I3	181,097	241,447	—	—	—	—
Class R	216,573	350,180	—	—	—	—
Class R6 (B)	—	—	68,857	54,555	267,397	—
Class T1 (C)	—	—	—	11	—	124
Advisor Class (C)	—	—	—	—	—	660
	397,670	591,627	3,807,371	2,923,415	11,802,776	3,432,444
Shares redeemed:
Class A	—	—	(6,429,148)	(4,541,197)	(6,856,363)	(5,295,810)
Class B (A)	—	—	—	(5,374)	—	(1,092)
Class C	—	—	(2,447,701)	(1,381,656)	(3,085,919)	(2,104,314)
Class I	—	—	(64,799,028)	(25,372,662)	(25,943,024)	(16,489,041)
Class I2	—	—	(1,848,847)	(2,820,054)	(11,807,417)	(2,546,337)
Class I3	(554,529)	(615,129)	—	—	—	—
Class R	(1,297,361)	(2,300,042)	—	—	—	—
Class R6 (B)	—	—	(818,554)	(217,239)	(636,661)	(7,090)
Class T1 (C)	—	—	—	(1,165)	—	(2,729)
Advisor Class (C)	—	—	—	—	—	(14,789)
	(1,851,890)	(2,915,171)	(76,343,278)	(34,339,347)	(48,329,384)	(26,461,202)
Automatic conversions:
Class A	—	—	—	7,812	—	30,433
Class B (A)	—	—	—	(7,801)	—	(39,645)
	—	—	—	11	—	(9,212)
Automatic conversions:
Class A	—	—	611,619	221,106	195,642	178,851
Class C	—	—	(615,578)	(222,518)	(257,931)	(227,886)
	—	—	(3,959)	(1,412)	(62,289)	(49,035)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Balanced II		Transamerica Bond		Transamerica Capital Growth
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Net increase (decrease) in shares outstanding:
Class A	—	—	1,507,245	4,283,415	2,501,078	1,472,290
Class B (A)	—	—	—	(12,898)	—	(37,541)
Class C	—	—	902,776	3,505,005	2,464,900	2,787,324
Class I	—	—	19,437,626	70,588,068	11,864,579	11,383,651
Class I2	—	—	27,870,851	(2,407,879)	(4,078,085)	11,700,598
Class I3	(50,585)	(317,750)	—	—	—	—
Class R	(718,131)	(1,660,519)	—	—	—	—
Class R6 (B)	—	—	373,573	1,071,668	75,012	1,128,633
Class T1 (C)	—	—	—	(1,154)	—	(2,223)
Advisor Class (C)	—	—	—	—	—	(13,990)
	(768,716)	(1,978,269)	50,092,071	77,026,225	12,827,484	28,418,742

(A)	Class ceased operations on May 6, 2019.
(B)	Class R6 commenced operations for Transamerica Capital Growth on October 18, 2019.
(C)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused		Transamerica Dynamic Income		Transamerica Emerging Markets Debt
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$10,258,315	$12,678,632	$4,078,391	$6,744,762	$27,086,389	$39,112,721
Net realized gain (loss)	(39,261,636)	59,286,473	(19,441,613)	(3,123,023)	(36,017,385)	(8,104,776)
Net change in unrealized appreciation (depreciation)	(55,000,327)	(27,626,239)	(2,640,904)	13,050,499	(8,730,640)	37,871,772
Net increase (decrease) in net assets resulting from operations	(84,003,648)	44,338,866	(18,004,126)	16,672,238	(17,661,636)	68,879,717

Dividends and/or distributions to shareholders:
Class A	(10,787,279)	(12,974,346)	(1,692,895)	(2,377,154)	(195,910)	(325,061)
Class C	(721,058)	(782,738)	(1,799,395)	(3,254,419)	(146,193)	(289,607)
Class I	(1,581,031)	(2,234,630)	(1,047,778)	(1,743,915)	(9,372,202)	(19,384,805)
Class I2	(56,983,657)	(74,189,906)	—	—	(2,916,454)	(6,267,258)
Class R6	(625,262)	(672,731)	—	—	(154,889)	(204,543)
Class T1 (A)	—	(2,888)	—	(105)	—	(87)
Advisor Class (A)	—	(1,560)	—	(108)	—	(284)
Return of capital:
Class A	—	—	(718,078)	(591,949)	(42,326)	—
Class C	—	—	(763,255)	(810,402)	(31,583)	—
Class I	—	—	(444,440)	(434,262)	(2,024,779)	—
Class I2					(630,074)
Class R6					(33,462)
Class T1 (A)	—	—	—	(26)	—	—
Advisor Class (A)	—	—	—	(28)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(70,698,287)	(90,858,799)	(6,465,841)	(9,212,368)	(15,547,872)	(26,471,645)

Capital share transactions:
Proceeds from shares sold:
Class A	13,785,487	8,974,798	1,971,346	1,587,296	1,847,039	2,444,722
Class C	460,413	3,928,096	1,362,424	1,482,915	774,343	823,332
Class I	2,374,122	3,067,457	6,278,385	16,673,685	95,204,590	153,999,298
Class I2	126,422,160	8,967,098	—	—	31,139,417	399,295
Class R6	1,397,574	936,656	—	—	7,043,922	4,043,273
Advisor Class (A)	—	—	—	—	—	428
	144,439,756	25,874,105	9,612,155	19,743,896	136,009,311	161,710,348
Dividends and/or distributions reinvested:
Class A	10,779,638	12,961,595	2,185,432	2,717,182	229,127	313,023
Class C	711,825	780,105	2,386,850	3,763,669	161,923	266,219
Class I	1,579,273	2,232,331	1,472,491	2,147,872	8,757,588	15,266,165
Class I2	56,983,657	74,189,906	—	—	3,546,528	6,267,258
Class R6	625,262	672,731	—	—	188,351	143,622
Class T1 (A)	—	2,888	—	131	—	87
Advisor Class (A)	—	1,560	—	136	—	284
	70,679,655	90,841,116	6,044,773	8,628,990	12,883,517	22,256,658
Cost of shares redeemed:
Class A	(14,261,925)	(17,951,568)	(16,764,173)	(21,936,644)	(3,533,589)	(9,827,760)
Class C	(2,249,059)	(3,479,245)	(18,589,154)	(31,513,301)	(2,681,427)	(2,648,306)
Class I	(3,892,717)	(8,905,043)	(20,942,784)	(21,533,160)	(289,360,645)	(224,678,743)
Class I2	(66,611,567)	(100,875,088)	—	—	(32,166,671)	(43,122,922)
Class R6	(542,627)	(880,158)	—	—	(3,280,200)	(4,073,222)
Class T1 (A)	—	(31,447)	—	(10,441)	—	(10,504)
Advisor Class (A)	—	(11,234)	—	(10,442)	—	(34,147)
	(87,557,895)	(132,133,783)	(56,296,111)	(75,003,988)	(331,022,532)	(284,395,604)
Automatic conversions:
Class A	266,992	852,319	11,094,368	5,544,466	816,742	389,034
Class C	(266,992)	(852,319)	(11,094,368)	(5,544,466)	(816,742)	(389,034)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	127,561,516	(15,418,562)	(40,639,183)	(46,631,102)	(182,129,704)	(100,428,598)
Net increase (decrease) in net assets	(27,140,419)	(61,938,495)	(65,109,150)	(39,171,232)	(215,339,212)	(58,020,526)

Net assets:
Beginning of year	532,956,219	594,894,714	181,458,107	220,629,339	616,709,234	674,729,760
End of year	$505,815,800	$532,956,219	$116,348,957	$181,458,107	$401,370,022	$616,709,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused		Transamerica Dynamic Income		Transamerica Emerging Markets Debt
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	2,084,312	1,015,229	232,817	175,506	177,061	235,928
Class C	63,976	442,696	161,001	164,995	76,543	81,339
Class I	323,168	337,729	723,572	1,831,892	9,245,346	14,981,143
Class I2	18,745,840	994,701	—	—	2,927,758	38,562
Class R6	194,237	101,927	—	—	693,678	384,484
Advisor Class (A)	—	—	—	—	—	42
	21,411,533	2,892,282	1,117,390	2,172,393	13,120,386	15,721,498
Shares reinvested:
Class A	1,273,490	1,545,506	264,190	301,938	23,392	30,519
Class C	82,964	93,888	288,289	420,323	16,620	26,151
Class I	185,581	266,631	177,731	238,413	894,177	1,482,558
Class I2	6,764,364	8,852,392	—	—	362,468	609,057
Class R6	74,533	80,178	—	—	19,266	13,922
Class T1 (A)	—	346	—	15	—	9
Advisor Class (A)	—	186	—	15	—	29
	8,380,932	10,839,127	730,210	960,704	1,315,923	2,162,245
Shares redeemed:
Class A	(1,886,201)	(1,942,004)	(2,006,595)	(2,445,615)	(348,111)	(979,828)
Class C	(338,461)	(379,275)	(2,262,208)	(3,522,860)	(267,235)	(260,699)
Class I	(562,480)	(938,275)	(2,460,768)	(2,382,852)	(30,093,530)	(21,822,766)
Class I2	(8,877,950)	(10,874,035)	—	—	(3,328,799)	(4,169,461)
Class R6	(71,980)	(95,458)	—	—	(335,637)	(394,931)
Class T1 (A)	—	(3,250)	—	(1,149)	—	(1,010)
Advisor Class (A)	—	(1,217)	—	(1,152)	—	(3,268)
	(11,737,072)	(14,233,514)	(6,729,571)	(8,353,628)	(34,373,312)	(27,631,963)
Automatic conversions:
Class A	34,453	96,072	1,374,667	604,457	79,102	37,443
Class C	(34,675)	(96,627)	(1,381,692)	(607,675)	(79,846)	(37,740)
	(222)	(555)	(7,025)	(3,218)	(744)	(297)
Net increase (decrease) in shares outstanding:
Class A	1,506,054	714,803	(134,921)	(1,363,714)	(68,556)	(675,938)
Class C	(226,196)	60,682	(3,194,610)	(3,545,217)	(253,918)	(190,949)
Class I	(53,731)	(333,915)	(1,559,465)	(312,547)	(19,954,007)	(5,359,065)
Class I2	16,632,254	(1,026,942)	—	—	(38,573)	(3,521,842)
Class R6	196,790	86,647	—	—	377,307	3,475
Class T1 (A)	—	(2,904)	—	(1,134)	—	(1,001)
Advisor Class (A)	—	(1,031)	—	(1,137)	—	(3,197)
	18,055,171	(502,660)	(4,888,996)	(5,223,749)	(19,937,747)	(9,748,517)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Emerging Markets Opportunities	Transamerica Event Driven		Transamerica Floating Rate
	October 31, 2020 (A)	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$5,026,870	$(207,905)	$204,205	$4,832,686	$28,964,447
Net realized gain (loss)	(25,941,808)	4,216,659	1,472,231	(11,554,141)	(11,288,973)
Net change in unrealized appreciation (depreciation)	46,289,604	2,961,236	2,840,617	4,122,334	(2,836,803)
Net increase (decrease) in net assets resulting from operations	25,374,666	6,969,990	4,517,053	(2,599,121)	14,838,671

Dividends and/or distributions to shareholders:
Class A	—	—	—	(722,909)	(1,279,886)
Class C	—	—	—	(508,554)	(840,954)
Class I	—	(3,398)	(15,011)	(3,085,493)	(5,991,885)
Class I2	—	(386,265)	(2,151,965)	(292,926)	(20,944,564)
Class T1 (B)	—	—	—	—	(155)
Advisor Class (B)	—	—	(300)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(389,663)	(2,167,276)	(4,609,882)	(29,057,444)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	—	7,566,852	10,257,246
Class C	—	—	—	2,703,938	4,513,734
Class I	76,808	4,856,642	124,584	28,460,821	50,365,367
Class I2	838,971,712	3,050,206	225,690	10,328	275,571
	839,048,520	7,906,848	350,274	38,741,939	65,411,918
Dividends and/or distributions reinvested:
Class A	—	—	—	714,978	1,270,733
Class C	—	—	—	493,580	825,011
Class I	—	3,398	15,011	3,057,145	5,918,132
Class I2	—	386,265	2,151,965	156,732	20,944,564
Class T1 (B)	—	—	—	—	132
Advisor Class (B)	—	—	300	—	—
	—	389,663	2,167,276	4,422,435	28,958,572
Cost of shares redeemed:
Class A	—	—	—	(17,973,676)	(23,861,842)
Class C	—	—	—	(7,513,923)	(8,549,819)
Class I	(6,656)	(174,316)	(33,752)	(68,572,406)	(140,552,949)
Class I2	(22,958,730)	(49,305,677)	(27,631,941)	(81,285,082)	(404,081,506)
Class T1 (B)	—	—	—	—	(10,534)
Advisor Class (B)	—	—	(16,050)	—	—
	(22,965,386)	(49,479,993)	(27,681,743)	(175,345,087)	(577,056,650)
Automatic conversions:
Class A	—	—	—	381,460	427,681
Class C	—	—	—	(381,460)	(427,681)
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	816,083,134	(41,183,482)	(25,164,193)	(132,180,713)	(482,686,160)
Net increase (decrease) in net assets	841,457,800	(34,603,155)	(22,814,416)	(139,389,716)	(496,904,933)

Net assets:
Beginning of period/year	—	93,919,702	116,734,118	223,023,066	719,927,999
End of period/year	$841,457,800	$59,316,547	$93,919,702	$83,633,350	$223,023,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Emerging Markets Opportunities	Transamerica Event Driven		Transamerica Floating Rate
	October 31, 2020 (A)	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	—	—	—	812,347	1,054,717
Class C	—	—	—	290,882	464,771
Class I	7,797	414,473	12,186	3,108,389	5,197,945
Class I2	87,408,829	277,086	21,996	1,036	28,286
	87,416,626	691,559	34,182	4,212,654	6,745,719
Shares reinvested:
Class A	—	—	—	77,412	130,841
Class C	—	—	—	53,589	84,866
Class I	—	312	1,522	332,738	611,051
Class I2	—	35,965	221,624	16,362	2,153,729
Class T1 (B)	—	—	—	—	14
Advisor Class (B)	—	—	30	—	—
	—	36,277	223,176	480,101	2,980,501
Shares redeemed:
Class A	—	—	—	(1,953,184)	(2,471,943)
Class C	—	—	—	(836,115)	(877,761)
Class I	(742)	(16,889)	(3,206)	(7,614,649)	(14,490,005)
Class I2	(2,424,792)	(4,497,630)	(2,694,147)	(8,464,440)	(41,650,286)
Class T1 (B)	—	—	—	—	(1,085)
Advisor Class (B)	—	—	(1,569)	—	—
	(2,425,534)	(4,514,519)	(2,698,922)	(18,868,388)	(59,491,080)
Automatic conversions:
Class A	—	—	—	41,642	43,811
Class C	—	—	—	(41,612)	(43,801)
	—	—	—	30	10
Net increase (decrease) in shares outstanding:
Class A	—	—	—	(1,021,783)	(1,242,574)
Class C	—	—	—	(533,256)	(371,925)
Class I	7,055	397,896	10,502	(4,173,522)	(8,681,009)
Class I2	84,984,037	(4,184,579)	(2,450,527)	(8,447,042)	(39,468,271)
Class T1 (B)	—	—	—	—	(1,071)
Advisor Class (B)	—	—	(1,539)	—	—
	84,991,092	(3,786,683)	(2,441,564)	(14,175,603)	(49,764,850)

(A)	Fund commenced operations on December 19, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica High Quality Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$466,604	$835,834	$5,747,845	$20,596,108	$5,636,810	$6,211,163
Net realized gain (loss)	1,576,791	4,683,969	—	—	1,145,886	606,443
Net change in unrealized appreciation (depreciation)	(2,062,009)	2,169,415	—	—	(1,296,387)	6,034,498
Net increase (decrease) in net assets resulting from operations	(18,614)	7,689,218	5,747,845	20,596,108	5,486,309	12,852,104

Dividends and/or distributions to shareholders:
Class A	(3,113,147)	(13,068)	(1,024,138)	(3,070,100)	—	—
Class B (A)	—	—	—	(548)	—	—
Class C	(422,012)	—	(188,512)	(68,665)	—	—
Class I	(2,238,353)	(74,335)	(92,482)	(365,363)	—	—
Class I2	—	—	(32,663)	(74,325)	—	—
Class I3	—	—	(530,935)	(1,931,043)	(4,455,458)	(6,076,937)
Class R	—	—	—	—	(348,745)	(336,587)
Class R2	—	—	(3,257,565)	(12,396,432)	—	—
Class R4	—	—	(625,633)	(2,706,954)	(1,181,613)	(1,096,904)
Class R6	(56,693)	(2,938)	—	—	—	—
Class T1 (B)	—	(6)	—	—	—	—
Advisor Class (B)	—	(27)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,830,205)	(90,374)	(5,751,928)	(20,613,430)	(5,985,816)	(7,510,428)

Capital share transactions:
Proceeds from shares sold:
Class A	1,663,871	1,733,370	201,612,658	137,449,584	—	—
Class B (A)	—	4,227	—	8,567	—	—
Class C	238,352	380,046	18,125,323	12,640,089	—	—
Class I	661,450	7,563,001	15,343,406	3,446,872	—	—
Class I2	—	—	6,139,242	5,436,000	—	—
Class I3	—	—	498,734,146	520,476,831	53,225,012	73,622,348
Class R	—	—	—	—	5,916,697	2,921,142
Class R2	—	—	176,573,967	251,051,561	—	—
Class R4	—	—	124,061,564	117,122,333	9,894,023	16,603,956
Class R6	148,052	252,990	—	—	—	—
	2,711,725	9,933,634	1,040,590,306	1,047,631,837	69,035,732	93,147,446
Dividends and/or distributions reinvested:
Class A	2,885,120	12,078	1,012,709	3,052,122	—	—
Class B (A)	—	—	—	495	—	—
Class C	365,737	—	184,885	67,170	—	—
Class I	2,104,357	69,132	88,269	344,135	—	—
Class I2	—	—	32,663	74,325	—	—
Class I3	—	—	530,935	1,931,043	4,455,458	6,076,937
Class R	—	—	—	—	348,745	336,587
Class R2	—	—	3,257,765	12,396,432	—	—
Class R4	—	—	625,633	2,706,954	1,181,613	1,096,904
Class R6	56,693	2,938	—	—	—	—
Class T1 (B)	—	6	—	—	—	—
Advisor Class (B)	—	27	—	—	—	—
	5,411,907	84,181	5,732,859	20,572,676	5,985,816	7,510,428
Cost of shares redeemed:
Class A	(10,828,642)	(9,805,365)	(116,818,645)	(125,470,775)	—	—
Class B (A)	—	(7,503)	—	(34,151)	—	—
Class C	(1,872,048)	(3,912,539)	(11,182,361)	(16,492,390)	—	—
Class I	(9,868,447)	(3,932,358)	(9,840,199)	(6,859,421)	—	—
Class I2	—	—	(6,193,982)	(4,127,233)	—	—
Class I3	—	—	(548,246,012)	(493,951,562)	(118,593,264)	(130,048,875)
Class R	—	—	—	—	(4,800,969)	(4,645,626)
Class R2	—	—	(72,733,542)	(81,353,120)	—	—
Class R4	—	—	(151,397,417)	(176,245,652)	(20,295,265)	(14,607,954)
Class R6	(351,551)	(302,903)	—	—	—	—
Class T1 (B)	—	(11,620)	—	—	—	—
Advisor Class (B)	—	(12,483)	—	—	—	—
	(22,920,688)	(17,984,771)	(916,412,158)	(904,534,304)	(143,689,498)	(149,302,455)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica High Quality Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Automatic conversions:
Class A	$—	$195,226	$—	$424,383	$—	$—
Class B (A)	—	(195,226)	—	(424,383)	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	3,437,172	7,578,843	870,934	474,307	—	—
Class C	(3,437,172)	(7,578,843)	(870,934)	(474,307)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,797,056)	(7,966,956)	129,911,007	163,670,209	(68,667,950)	(48,644,581)
Net increase (decrease) in net assets	(20,645,875)	(368,112)	129,906,924	163,652,887	(69,167,457)	(43,302,905)

Net assets:
Beginning of year	105,274,492	105,642,604	1,383,426,735	1,219,773,848	239,346,020	282,648,925
End of year	$84,628,617	$105,274,492	$1,513,333,659	$1,383,426,735	$170,178,563	$239,346,020

Capital share transactions - shares:
Shares issued:
Class A	124,638	128,526	201,612,658	137,449,585	—	—
Class B (A)	—	309	—	8,567	—	—
Class C	18,234	29,502	18,125,323	12,640,091	—	—
Class I	48,572	553,973	15,343,406	3,446,872	—	—
Class I2	—	—	6,139,242	5,436,000	—	—
Class I3	—	—	498,734,146	520,476,833	5,388,710	7,444,897
Class R	—	—	—	—	594,203	293,783
Class R2	—	—	176,573,967	251,051,562	—	—
Class R4	—	—	124,061,564	117,122,333	1,000,483	1,674,175
Class R6	11,318	18,425	—	—	—	—
	202,762	730,735	1,040,590,306	1,047,631,843	6,983,396	9,412,855
Shares reinvested:
Class A	204,618	974	1,012,709	3,052,121	—	—
Class B (A)	—	—	—	495	—	—
Class C	26,503	—	184,885	67,170	—	—
Class I	149,139	5,571	88,269	344,135	—	—
Class I2	—	—	32,663	74,323	—	—
Class I3	—	—	530,935	1,931,043	459,277	615,637
Class R	—	—	—	—	35,984	33,991
Class R2	—	—	3,257,765	12,396,429	—	—
Class R4	—	—	625,633	2,706,954	121,969	111,060
Class R6	4,015	237	—	—	—	—
Advisor Class (B)	—	2	—	—	—	—
	384,275	6,784	5,732,859	20,572,670	617,230	760,688
Shares redeemed:
Class A	(839,615)	(722,699)	(116,818,645)	(125,470,776)	—	—
Class B (A)	—	(597)	—	(34,151)	—	—
Class C	(147,718)	(298,210)	(11,182,361)	(16,492,389)	—	—
Class I	(798,147)	(292,946)	(9,840,199)	(6,859,421)	—	—
Class I2	—	—	(6,193,982)	(4,127,232)	—	—
Class I3	—	—	(548,246,012)	(493,951,562)	(11,936,829)	(13,151,435)
Class R	—	—	—	—	(490,580)	(467,790)
Class R2	—	—	(72,733,542)	(81,353,120)	—	—
Class R4	—	—	(151,397,417)	(176,245,652)	(2,047,655)	(1,478,833)
Class R6	(27,098)	(22,516)	—	—	—	—
Class T1 (B)	—	(848)	—	—	—	—
Advisor Class (B)	—	(889)	—	—	—	—
	(1,812,578)	(1,338,705)	(916,412,158)	(904,534,303)	(14,475,064)	(15,098,058)
Automatic conversions:
Class A	—	13,886	—	424,383	—	—
Class B (A)	—	(14,130)	—	(424,050)	—	—
	—	(244)	—	333	—	—
Automatic conversions:
Class A	253,914	557,407	870,934	474,307	—	—
Class C	(260,660)	(572,913)	(870,934)	(474,307)	—	—
	(6,746)	(15,506)	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Equity		Transamerica Government Money Market		Transamerica High Quality Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Net increase (decrease) in shares outstanding:
Class A	(256,445)	(21,906)	86,677,656	15,929,620	—	—
Class B (A)	—	(14,418)	—	(449,139)	—	—
Class C	(363,641)	(841,621)	6,256,913	(4,259,435)	—	—
Class I	(600,436)	266,598	5,591,476	(3,068,414)	—	—
Class I2	—	—	(22,077)	1,383,091	—	—
Class I3	—	—	(48,980,931)	28,456,314	(6,088,842)	(5,090,901)
Class R	—	—	—	—	139,607	(140,016)
Class R2	—	—	107,098,190	182,094,871	—	—
Class R4	—	—	(26,710,220)	(56,416,365)	(925,203)	306,402
Class R6	(11,765)	(3,854)	—	—	—	—
Class T1 (B)	—	(848)	—	—	—	—
Advisor Class (B)	—	(887)	—	—	—	—
	(1,232,287)	(616,936)	129,911,007	163,670,543	(6,874,438)	(4,924,515)

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Yield Bond		Transamerica High Yield ESG	Transamerica High Yield Muni
	October 31, 2020	October 31, 2019	October 31, 2020 (A)	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$97,690,932	$79,177,796	$156,116	$3,174,368	$3,809,913
Net realized gain (loss)	(30,053,672)	(11,005,992)	(3,823)	(1,329,076)	(297,921)
Net change in unrealized appreciation (depreciation)	(29,178,599)	35,803,758	(163,331)	(2,646,649)	5,968,897
Net increase (decrease) in net assets resulting from operations	38,458,661	103,975,562	(11,038)	(801,357)	9,480,889

Dividends and/or distributions to shareholders:
Class A	(4,153,927)	(4,797,236)	—	(683,904)	(931,266)
Class B (B)	—	(3,047)	—	—	—
Class C	(996,309)	(1,409,698)	—	(348,998)	(349,658)
Class I	(15,448,277)	(4,249,037)	(9,195)	(2,446,476)	(2,528,251)
Class I2	(43,238,267)	(27,363,567)	(175,727)	(421)	(409)
Class I3	(12,656,643)	(16,936,055)	—	—	—
Class R	(1,634,345)	(2,021,155)	—	—	—
Class R4	(22,901,908)	(21,144,240)	—	—	—
Class R6	(2,477,978)	(2,135,745)	—	—	—
Class T1 (C)	—	(159)	—	—	(120)
Advisor Class (C)	—	(285)	—	—	—
Return of capital:
Class A	—	—	—	(65,834)	—
Class C	—	—	—	(33,595)	—
Class I	—	—	—	(235,504)	—
Class I2	—	—	—	(41)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(103,507,654)	(80,060,224)	(184,922)	(3,814,773)	(3,809,704)

Capital share transactions:
Proceeds from shares sold:
Class A	23,809,544	32,993,875	—	4,812,378	9,954,383
Class B (B)	—	310	—	—	—
Class C	3,128,935	4,570,392	—	3,163,283	2,273,692
Class I	648,690,407	126,945,132	1,000,000	45,803,869	38,371,474
Class I2	573,034,852	2,421,305	19,000,000	—	—
Class I3	17,302,976	8,618,013	—	—	—
Class R	4,805,904	5,569,276	—	—	—
Class R4	266,983,560	57,182,197	—	—	—
Class R6	18,339,755	21,170,851	—	—	—
	1,556,095,933	259,471,351	20,000,000	53,779,530	50,599,549
Dividends and/or distributions reinvested:
Class A	3,800,799	4,318,466	—	741,021	924,092
Class B (B)	—	2,963	—	—	—
Class C	938,173	1,308,337	—	380,786	347,983
Class I	14,803,334	4,104,219	9,195	2,673,684	2,521,080
Class I2	43,227,311	27,363,540	175,727	462	409
Class I3	12,656,643	16,935,672	—	—	—
Class R	1,430,431	1,802,587	—	—	—
Class R4	22,901,908	21,120,218	—	—	—
Class R6	2,477,969	2,135,920	—	—	—
Class T1 (C)	—	159	—	—	109
Advisor Class (C)	—	242	—	—	—
	102,236,568	79,092,323	184,922	3,795,953	3,793,673
Cost of shares redeemed:
Class A	(43,531,823)	(35,269,248)	—	(8,731,381)	(20,839,014)
Class B (B)	—	34,654	—	—	—
Class C	(6,128,617)	(7,092,570)	—	(2,916,172)	(2,941,848)
Class I	(210,258,098)	(144,494,404)	—	(58,119,118)	(30,499,946)
Class I2	(17,375,677)	(33,003,586)	—	—	—
Class I3	(79,459,856)	(50,245,051)	—	—	—
Class R	(7,679,198)	(15,456,717)	—	—	—
Class R4	(43,882,783)	(49,754,812)	—	—	—
Class R6	(18,393,435)	(8,835,399)	—	—	—
Class T1 (C)	—	(10,741)	—	—	(10,956)
Advisor Class (C)	—	(16,279)	—	—	—
	(426,709,487)	(344,144,153)	—	(69,766,671)	(54,291,764)
Automatic conversions:
Class A	—	151,472	—	—	—
Class B (B)	—	(151,472)	—	—	—
	—	—	—	—	—
Automatic conversions:
Class A	4,018,101	3,727,191	—	31,967	139,340
Class C	(4,018,101)	(3,727,191)	—	(31,967)	(139,340)
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	1,231,623,014	(5,580,479)	20,184,922	(12,191,188)	101,458
Net increase (decrease) in net assets	1,166,574,021	18,334,859	19,988,962	(16,807,318)	5,772,643

Net assets:
Beginning of period/year	1,421,569,884	1,403,235,025	—	109,226,730	103,454,087
End of period/year	$2,588,143,905	$1,421,569,884	$19,988,962	$92,419,412	$109,226,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica High Yield Bond		Transamerica High Yield ESG	Transamerica High Yield Muni
	October 31, 2020	October 31, 2019	October 31, 2020 (A)	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	2,831,638	3,720,549	—	416,388	865,245
Class B (B)	—	35	—	—	—
Class C	365,612	514,274	—	269,000	196,220
Class I	75,748,848	14,134,618	100,000	4,011,007	3,298,261
Class I2	66,515,449	271,649	1,900,000	—	—
Class I3	2,038,124	954,162	—	—	—
Class R	558,757	619,412	—	—	—
Class R4	30,802,017	6,342,153	—	—	—
Class R6	2,096,684	2,350,839	—	—	—
	180,957,129	28,907,691	2,000,000	4,696,395	4,359,726
Shares reinvested:
Class A	445,061	484,922	—	63,812	79,280
Class B (B)	—	341	—	—	—
Class C	110,476	147,698	—	32,816	29,737
Class I	1,721,846	457,566	926	230,094	215,036
Class I2	5,045,485	3,041,824	17,706	40	35
Class I3	1,465,334	1,883,526	—	—	—
Class R	166,151	200,610	—	—	—
Class R4	2,661,234	2,347,640	—	—	—
Class R6	288,187	237,094	—	—	—
Class T1 (C)	—	18	—	—	10
Advisor Class (C)	—	28	—	—	—
	11,903,774	8,801,267	18,632	326,762	324,098
Shares redeemed:
Class A	(5,098,775)	(3,986,368)	—	(767,211)	(1,802,301)
Class B (B)	—	3,874	—	—	—
Class C	(724,132)	(804,049)	—	(251,996)	(253,677)
Class I	(24,604,983)	(16,186,910)	—	(5,136,990)	(2,633,965)
Class I2	(2,029,590)	(3,745,534)	—	—	—
Class I3	(8,912,333)	(5,605,265)	—	—	—
Class R	(896,605)	(1,717,646)	—	—	—
Class R4	(5,093,346)	(5,529,895)	—	—	—
Class R6	(2,193,688)	(980,597)	—	—	—
Class T1 (C)	—	(1,208)	—	—	(960)
Advisor Class (C)	—	(1,816)	—	—	—
	(49,553,452)	(38,555,414)	—	(6,156,197)	(4,690,903)
Automatic conversions:
Class A	—	17,005	—	—	—
Class B (B)	—	(17,059)	—	—	—
	—	(54)	—	—	—
Automatic conversions:
Class A	474,162	415,301	—	2,808	11,767
Class C	(476,371)	(417,510)	—	(2,805)	(11,757)
	(2,209)	(2,209)	—	3	10
Net increase (decrease) in shares outstanding:
Class A	(1,347,914)	651,409	—	(284,203)	(846,009)
Class B (B)	—	(12,809)	—	—	—
Class C	(724,415)	(559,587)	—	47,015	(39,477)
Class I	52,865,711	(1,594,726)	100,926	(895,889)	879,332
Class I2	69,531,344	(432,061)	1,917,706	40	35
Class I3	(5,408,875)	(2,767,577)	—	—	—
Class R	(171,697)	(897,624)	—	—	—
Class R4	28,369,905	3,159,898	—	—	—
Class R6	191,183	1,607,336	—	—	—
Class T1 (C)	—	(1,190)	—	—	(960)
Advisor Class (C)	—	(1,788)	—	—	—
	143,305,242	(848,719)	2,018,632	(1,133,037)	(7,079)

(A)	Fund commenced operations on July 31, 2020.
(B)	Class ceased operations on May 6, 2019.
(C)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities		Transamerica Intermediate Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$1,579,848	$2,603,991	$1,246,283	$2,035,388	$44,564,739	$77,395,404
Net realized gain (loss)	727,630	530,200	104,711	(69,425)	79,792,419	36,073,363
Net change in unrealized appreciation (depreciation)	3,726,402	9,055,691	6,649,262	8,084,359	(5,750,715)	187,996,753
Net increase (decrease) in net assets resulting from operations	6,033,880	12,189,882	8,000,256	10,050,322	118,606,443	301,465,520

Dividends and/or distributions to shareholders:
Class A	(8,598)	(11,193)	—	—	—	—
Class C	(2,322)	(5,149)	—	—	—	—
Class I	(53,735)	(47,553)	—	—	—	—
Class I2	(1,094,726)	(2,338,367)	—	—	(33,993,563)	(54,762,627)
Class I3	—	—	(1,333,775)	(2,585,805)	(9,443,631)	(18,423,248)
Class R	—	—	(94,679)	(196,619)	(816,989)	(1,479,017)
Class R4	—	—	(24,677)	(216,656)	(3,379,895)	(4,868,442)
Class R6	(596)	(892)	—	—	—	—
Class T1 (A)	—	(71)	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,159,977)	(2,403,225)	(1,453,131)	(2,999,080)	(47,634,078)	(79,533,334)

Capital share transactions:
Proceeds from shares sold:
Class A	1,833,310	66,601	—	—	—	—
Class C	23,565	70,199	—	—	—	—
Class I	2,789,400	2,510,098	—	—	—	—
Class I2	4,466,472	735,568	—	—	55,112,361	28,253,306
Class I3	—	—	9,078,534	1,742,569	55,306,002	21,539,587
Class R	—	—	3,481,541	1,047,764	8,809,500	7,152,395
Class R4	—	—	653,522	1,306,281	26,112,930	38,761,272
	9,112,747	3,382,466	13,213,597	4,096,614	145,340,793	95,706,560
Dividends and/or distributions reinvested:
Class A	8,436	10,889	—	—	—	—
Class C	2,322	5,149	—	—	—	—
Class I	53,735	47,553	—	—	—	—
Class I2	1,094,726	2,338,367	—	—	33,993,563	54,762,627
Class I3	—	—	1,333,775	2,585,805	9,443,631	18,423,248
Class R	—	—	94,679	196,619	816,989	1,479,017
Class R4	—	—	24,677	216,656	3,379,895	4,868,442
Class R6	596	892	—	—	—	—
Class T1 (A)	—	71	—	—	—	—
	1,159,815	2,402,921	1,453,131	2,999,080	47,634,078	79,533,334
Cost of shares redeemed:
Class A	(1,832,382)	(79,081)	—	—	—	—
Class C	(16,787)	(22,933)	—	—	—	—
Class I	(1,852,443)	(246,173)	—	—	—	—
Class I2	(44,723,049)	(39,543,990)	—	—	(690,868,803)	(379,471,338)
Class I3	—	—	(21,221,599)	(17,855,380)	(178,302,842)	(302,983,743)
Class R	—	—	(2,790,988)	(3,197,155)	(20,628,903)	(57,140,717)
Class R4	—	—	(1,130,857)	(14,745,076)	(51,408,095)	(60,752,215)
Class T1 (A)	—	(10,259)	—	—	—	—
	(48,424,661)	(39,902,436)	(25,143,444)	(35,797,611)	(941,208,643)	(800,348,013)
Automatic conversions:
Class A	1,128	9,623	—	—	—	—
Class C	(1,128)	(9,623)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(38,152,099)	(34,117,049)	(10,476,716)	(28,701,917)	(748,233,772)	(625,108,119)
Net increase (decrease) in net assets	(33,278,196)	(24,330,392)	(3,929,591)	(21,650,675)	(677,261,407)	(403,175,933)

Net assets:
Beginning of year	127,511,376	151,841,768	116,151,947	137,802,622	2,542,379,320	2,945,555,253
End of year	$94,233,180	$127,511,376	$112,222,356	$116,151,947	$1,865,117,913	$2,542,379,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities		Transamerica Inflation-Protected Securities		Transamerica Intermediate Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	178,574	6,655	—	—	—	—
Class C	2,344	7,024	—	—	—	—
Class I	265,384	246,660	—	—	—	—
Class I2	423,869	73,203	—	—	5,207,917	2,889,261
Class I3	—	—	862,096	176,654	5,174,493	2,113,402
Class R	—	—	333,227	106,195	817,112	701,311
Class R4	—	—	62,487	132,966	2,430,130	3,842,517
	870,171	333,542	1,257,810	415,815	13,629,652	9,546,491
Shares reinvested:
Class A	810	1,105	—	—	—	—
Class C	226	535	—	—	—	—
Class I	5,091	4,763	—	—	—	—
Class I2	103,966	235,403	—	—	3,190,159	5,405,519
Class I3	—	—	128,211	263,616	883,740	1,819,051
Class R	—	—	9,078	20,069	76,466	146,128
Class R4	—	—	2,366	22,444	315,935	479,337
Class R6	56	89	—	—	—	—
Class T1 (A)	—	7	—	—	—	—
	110,149	241,902	139,655	306,129	4,466,300	7,850,035
Shares redeemed:
Class A	(175,012)	(7,916)	—	—	—	—
Class C	(1,638)	(2,394)	—	—	—	—
Class I	(178,635)	(24,045)	—	—	—	—
Class I2	(4,288,363)	(3,946,098)	—	—	(64,909,562)	(37,431,644)
Class I3	—	—	(2,044,009)	(1,810,799)	(16,768,924)	(29,502,427)
Class R	—	—	(267,688)	(322,797)	(1,912,164)	(5,709,001)
Class R4	—	—	(108,418)	(1,528,291)	(4,828,882)	(5,983,515)
Class T1 (A)	—	(1,053)	—	—	—	—
	(4,643,648)	(3,981,506)	(2,420,115)	(3,661,887)	(88,419,532)	(78,626,587)
Automatic conversions:
Class A	110	950	—	—	—	—
Class C	(112)	(970)	—	—	—	—
	(2)	(20)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	4,482	794	—	—	—	—
Class C	820	4,195	—	—	—	—
Class I	91,840	227,378	—	—	—	—
Class I2	(3,760,528)	(3,637,492)	—	—	(56,511,486)	(29,136,864)
Class I3	—	—	(1,053,702)	(1,370,529)	(10,710,691)	(25,569,974)
Class R	—	—	74,617	(196,533)	(1,018,586)	(4,861,562)
Class R4	—	—	(43,565)	(1,372,881)	(2,082,817)	(1,661,661)
Class R6	56	89	—	—	—	—
Class T1 (A)	—	(1,046)	—	—	—	—
	(3,663,330)	(3,406,082)	(1,022,650)	(2,939,943)	(70,323,580)	(61,230,061)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$34,232,038	$37,928,061	$68,790,321	$113,118,662	$18,023,199	$24,705,628
Net realized gain (loss)	(1,994,916)	1,651,178	(171,750,754)	(108,226,159)	(16,453,969)	(62,062,587)
Net change in unrealized appreciation (depreciation)	18,156,703	92,728,203	(303,158,312)	352,576,211	64,933,192	196,243,244
Net increase (decrease) in net assets resulting from operations	50,393,825	132,307,442	(406,118,745)	357,468,714	66,502,422	158,886,285

Dividends and/or distributions to shareholders:
Class A	(4,732,319)	(5,914,290)	(3,866,427)	(9,317,566)	(1,722)	(9,584)
Class C	(2,112,410)	(2,669,640)	(770,760)	(2,326,119)	—	—
Class I	(34,632,751)	(29,328,247)	(60,537,092)	(117,072,117)	(335)	(2,024)
Class I2	(214)	(283)	(55,020,620)	(109,821,969)	(23,067,648)	(191,458,593)
Class I3	—	—	(5,988,789)	(10,855,310)	—	—
Class R	—	—	(743,068)	(1,635,400)	—	—
Class R4	—	—	(509,323)	(748,348)	—	—
Class R6	—	—	(7,323,736)	(10,172,104)	(203)	(1,378)
Class T1 (A)	—	(81)	—	(911)	—	—
Advisor Class (A)	—	(6,499)	—	(112,005)	—	—
Return of capital:
Class A	(791,274)	—	—	—	—	—
Class C	(353,226)	—	—	—	—	—
Class I	(5,790,954)	—	—	—	—	—
Class I2	(69)	—	—	—	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(48,413,217)	(37,919,040)	(134,759,815)	(262,061,849)	(23,069,908)	(191,471,579)

Capital share transactions:
Proceeds from shares sold:
Class A	90,873,850	94,379,092	48,904,275	41,398,565	128,311	76,048
Class C	26,966,419	25,125,189	3,392,641	4,732,171	—	—
Class I	983,697,491	648,803,374	1,242,855,491	1,026,346,576	1,000	4,543
Class I2	—	—	89,612,245	188,968,326	292,676,339	49,084,772
Class I3	—	—	46,197,288	8,227,178	—	—
Class R	—	—	1,722,842	3,002,497	—	—
Class R4	—	—	4,551,848	4,038,039	—	—
Class R6	—	—	78,758,238	84,784,663	—	—
Advisor Class (A)	—	433,886	—	291,187	—	—
	1,101,537,760	768,741,541	1,515,994,868	1,361,789,202	292,805,650	49,165,363
Dividends and/or distributions reinvested:
Class A	4,985,003	5,503,603	3,381,249	8,451,921	1,722	9,584
Class C	2,065,223	2,258,292	655,134	2,019,668	—	—
Class I	31,702,694	22,952,456	55,216,987	105,994,701	335	2,024
Class I2	283	283	55,020,620	109,821,969	23,067,648	191,458,593
Class I3	—	—	5,988,789	10,855,310	—	—
Class R	—	—	743,068	1,635,400	—	—
Class R4	—	—	509,323	748,348	—	—
Class R6	—	—	7,180,647	10,172,104	203	1,378
Class T1 (A)	—	68	—	911	—	—
Advisor Class (A)	—	5,392	—	112,005	—	—
	38,753,203	30,720,094	128,695,817	249,812,337	23,069,908	191,471,579
Cost of shares redeemed:
Class A	(71,934,360)	(167,219,326)	(42,641,856)	(99,752,508)	(50,071)	(31,835)
Class C	(30,834,828)	(41,082,013)	(15,415,451)	(24,532,497)	—	—
Class I	(482,756,780)	(386,435,610)	(1,361,048,212)	(1,462,817,933)	(15)	(968)
Class I2	—	—	(461,729,666)	(610,460,118)	(81,755,840)	(262,267,476)
Class I3	—	—	(36,631,066)	(31,905,385)	—	—
Class R	—	—	(5,292,293)	(10,823,187)	—	—
Class R4	—	—	(4,445,353)	(1,700,962)	—	—
Class R6	—	—	(90,191,366)	(45,889,518)	—	—
Class T1 (A)	—	(10,698)	—	(24,746)	—	—
Advisor Class (A)	—	(1,084,313)	—	(2,513,368)	—	—
	(585,525,968)	(595,831,960)	(2,017,395,263)	(2,290,420,222)	(81,805,926)	(262,300,279)
Automatic conversions:
Class A	2,845,240	992,952	2,563,370	472,108	—	—
Class C	(2,845,240)	(992,952)	(2,563,370)	(472,108)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	554,764,995	203,629,675	(372,704,578)	(678,818,683)	234,069,632	(21,663,337)
Net increase (decrease) in net assets	556,745,603	298,018,077	(913,583,138)	(583,411,818)	277,502,146	(54,248,631)

Net assets:
Beginning of year	1,716,610,145	1,418,592,068	4,838,489,707	5,421,901,525	1,162,254,826	1,216,503,457
End of year	$2,273,355,748	$1,716,610,145	$3,924,906,569	$4,838,489,707	$1,439,756,972	$1,162,254,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Intermediate Muni		Transamerica International Equity		Transamerica International Growth
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	7,698,776	8,212,786	3,033,594	2,488,391	16,704	10,986
Class C	2,287,918	2,177,778	202,237	290,315	—	—
Class I	83,234,576	55,966,706	80,619,823	61,601,712	127	647
Class I2	—	—	6,160,804	11,122,278	39,473,275	7,167,736
Class I3	—	—	2,871,714	494,016	—	—
Class R	—	—	105,836	175,667	—	—
Class R4	—	—	279,146	236,459	—	—
Class R6	—	—	4,789,549	4,986,787	—	—
Advisor Class (A)	—	38,482	—	16,507	—	—
	93,221,270	66,395,752	98,062,703	81,412,132	39,490,106	7,179,369
Shares reinvested:
Class A	422,059	476,954	187,223	548,816	224	1,561
Class C	175,247	195,742	36,682	132,611	—	—
Class I	2,673,273	1,970,538	3,025,588	6,812,010	43	329
Class I2	24	24	3,013,177	7,053,434	3,003,600	31,284,084
Class I3	—	—	325,655	692,303	—	—
Class R	—	—	40,231	103,901	—	—
Class R4	—	—	27,681	47,696	—	—
Class R6	—	—	389,195	647,080	26	224
Class T1 (A)	—	6	—	59	—	—
Advisor Class (A)	—	476	—	7,089	—	—
	3,270,603	2,643,740	7,045,432	16,044,999	3,003,893	31,286,198
Shares redeemed:
Class A	(6,134,186)	(14,592,462)	(2,677,550)	(6,079,760)	(6,567)	(4,568)
Class C	(2,634,458)	(3,591,398)	(983,942)	(1,507,120)	—	—
Class I	(41,224,777)	(33,693,788)	(88,605,884)	(87,155,027)	(2)	(133)
Class I2	—	—	(28,927,210)	(35,993,117)	(11,602,363)	(38,686,421)
Class I3	—	—	(2,125,770)	(1,870,919)	—	—
Class R	—	—	(327,688)	(635,166)	—	—
Class R4	—	—	(276,501)	(99,848)	—	—
Class R6	—	—	(5,538,943)	(2,693,684)	—	—
Class T1 (A)	—	(940)	—	(1,469)	—	—
Advisor Class (A)	—	(94,992)	—	(148,360)	—	—
	(49,993,421)	(51,973,580)	(129,463,488)	(136,184,470)	(11,608,932)	(38,691,122)
Automatic conversions:
Class A	239,508	84,498	156,734	27,945	—	—
Class C	(239,946)	(84,707)	(159,233)	(28,416)	—	—
	(438)	(209)	(2,499)	(471)	—	—
Net increase (decrease) in shares outstanding:
Class A	2,226,157	(5,818,224)	700,001	(3,014,608)	10,361	7,979
Class C	(411,239)	(1,302,585)	(904,256)	(1,112,610)	—	—
Class I	44,683,072	24,243,456	(4,960,473)	(18,741,305)	168	843
Class I2	24	24	(19,753,229)	(17,817,405)	30,874,512	(234,601)
Class I3	—	—	1,071,599	(684,600)	—	—
Class R	—	—	(181,621)	(355,598)	—	—
Class R4	—	—	30,326	184,307	—	—
Class R6	—	—	(360,199)	2,940,183	26	224
Class T1 (A)	—	(934)	—	(1,410)	—	—
Advisor Class (A)	—	(56,034)	—	(124,764)	—	—
	46,498,014	17,065,703	(24,357,852)	(38,727,810)	30,885,067	(225,555)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica International Stock		Transamerica Large Cap Value
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$5,871,905	$12,812,331	$1,705,574	$136,453	$40,405,645	$41,688,988
Net realized gain (loss)	5,664,265	(25,767,476)	(4,099,547)	(305,360)	(264,651,953)	22,290,004
Net change in unrealized appreciation (depreciation)	(15,239,888)	62,097,107	(8,427,994)	2,716,330	(22,285,601)	(6,265,871)
Net increase (decrease) in net assets resulting from operations	(3,703,718)	49,141,962	(10,821,967)	2,547,423	(246,531,909)	57,713,121

Dividends and/or distributions to shareholders:
Class A	—	—	—	(520)	(3,334,303)	(10,117,977)
Class C	—	—	—	—	(1,202,352)	(4,908,925)
Class I	(2,374,910)	(19,912,659)	(594)	(526)	(9,061,707)	(38,243,845)
Class I2	(10,778,003)	(32,128,632)	(114,563)	(520)	(78,087,363)	(179,435,398)
Class R6	—	—	(571)	(520)	(1,450,249)	(3,093,034)
Class T1 (A)	—	—	—	—	—	(1,018)
Advisor Class (A)	—	—	—	—	—	(152,908)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,152,913)	(52,041,291)	(115,728)	(2,086)	(93,135,974)	(235,953,105)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	44,662	17,895	7,842,464	14,954,685
Class C	—	—	—	—	2,115,715	10,691,585
Class I	149,487,207	42,457,716	—	18,226	39,788,143	148,592,891
Class I2	3,719,310	12,793,954	44,897,615	73,559,100	715,822,737	31,320,543
Class R6	—	—	—	—	7,026,988	9,596,075
Advisor Class (A)	—	—	—	—	—	15,971
	153,206,517	55,251,670	44,942,277	73,595,221	772,596,047	215,171,750
Dividends and/or distributions reinvested:
Class A	—	—	—	520	3,041,302	9,108,990
Class C	—	—	—	—	924,887	3,984,868
Class I	2,340,217	17,882,828	594	526	6,777,622	30,380,750
Class I2	10,778,003	32,128,632	114,563	520	78,087,363	179,435,398
Class R6	—	—	571	520	1,450,249	3,093,034
Class T1 (A)	—	—	—	—	—	1,018
Advisor Class (A)	—	—	—	—	—	152,908
	13,118,220	50,011,460	115,728	2,086	90,281,423	226,156,966
Cost of shares redeemed:
Class A	—	—	(17,008)	(976)	(30,253,219)	(30,946,348)
Class C	—	—	—	—	(19,676,811)	(21,309,614)
Class I	(34,368,431)	(233,699,206)	(14,527)	—	(189,634,403)	(270,800,517)
Class I2	(166,487,204)	(33,906,638)	(4,602,083)	—	(583,033,685)	(219,399,362)
Class R6	—	—	—	—	(8,788,826)	(7,127,020)
Class T1 (A)	—	—	—	—	—	(10,980)
Advisor Class (A)	—	—	—	—	—	(2,057,040)
	(200,855,635)	(267,605,844)	(4,633,618)	(976)	(831,386,944)	(551,650,881)
Automatic conversions:
Class A	—	—	—	—	1,254,102	717,014
Class C	—	—	—	—	(1,254,102)	(717,014)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(34,530,898)	(162,342,714)	40,424,387	73,596,331	31,490,526	(110,322,165)
Net increase (decrease) in net assets	(51,387,529)	(165,242,043)	29,486,692	76,141,668	(308,177,357)	(288,562,149)

Net assets:
Beginning of year	566,134,477	731,376,520	77,979,072	1,837,404	1,925,236,037	2,213,798,186
End of year	$514,746,948	$566,134,477	$107,465,764	$77,979,072	$1,617,058,680	$1,925,236,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica International Stock		Transamerica Large Cap Value
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	—	—	4,757	1,908	843,441	1,353,084
Class C	—	—	—	—	206,758	989,741
Class I	13,967,764	3,638,479	—	2,017	4,119,268	13,415,710
Class I2	380,802	1,067,407	4,855,976	7,899,916	74,926,210	2,799,204
Class R6	—	—	—	—	755,911	863,199
Advisor Class (A)	—	—	—	—	—	1,361
	14,348,566	4,705,886	4,860,733	7,903,841	80,851,588	19,422,299
Shares reinvested:
Class A	—	—	—	62	296,984	905,886
Class C	—	—	—	—	87,966	400,620
Class I	177,558	1,668,174	60	62	651,132	2,996,684
Class I2	817,134	2,991,493	11,537	62	7,791,838	17,700,123
Class R6	—	—	57	62	143,742	304,522
Class T1 (A)	—	—	—	—	—	102
Advisor Class (A)	—	—	—	—	—	15,169
	994,692	4,659,667	11,654	248	8,971,662	22,323,106
Shares redeemed:
Class A	—	—	(1,701)	(103)	(3,183,361)	(2,823,903)
Class C	—	—	—	—	(2,033,817)	(1,966,330)
Class I	(3,072,533)	(20,348,376)	(1,450)	—	(19,676,029)	(24,482,018)
Class I2	(14,058,376)	(2,882,054)	(549,453)	—	(61,874,732)	(19,378,082)
Class R6	—	—	—	—	(912,534)	(638,586)
Class T1 (A)	—	—	—	—	—	(982)
Advisor Class (A)	—	—	—	—	—	(181,043)
	(17,130,909)	(23,230,430)	(552,604)	(103)	(87,680,473)	(49,470,944)
Automatic conversions:
Class A	—	—	—	—	134,470	64,937
Class C	—	—	—	—	(135,237)	(65,403)
	—	—	—	—	(767)	(466)
Net increase (decrease) in shares outstanding:
Class A	—	—	3,056	1,867	(1,908,466)	(499,996)
Class C	—	—	—	—	(1,874,330)	(641,372)
Class I	11,072,789	(15,041,723)	(1,390)	2,079	(14,905,629)	(8,069,624)
Class I2	(12,860,440)	1,176,846	4,318,060	7,899,978	20,843,316	1,121,245
Class R6	—	—	57	62	(12,881)	529,135
Class T1 (A)	—	—	—	—	—	(880)
Advisor Class (A)	—	—	—	—	—	(164,513)
	(1,787,651)	(13,864,877)	4,319,783	7,903,986	2,142,010	(7,726,005)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Large Core		Transamerica Large Growth		Transamerica Large Value Opportunities
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$2,464,221	$3,878,705	$(3,564,478)	$82,445	$9,115,914	$12,999,507
Net realized gain (loss)	13,346,867	(622,268)	159,524,320	138,691,214	(13,795,632)	(336,389)
Net change in unrealized appreciation (depreciation)	1,667,002	22,256,766	246,913,333	(21,408,050)	(26,786,024)	27,803,045
Net increase (decrease) in net assets resulting from operations	17,478,090	25,513,203	402,873,175	117,365,609	(31,465,742)	40,466,163

Dividends and/or distributions to shareholders:
Class I3	(2,483,040)	(33,494,006)	(119,368,201)	(51,130,073)	(10,356,721)	(82,193,743)
Class R	(710,117)	(12,409,397)	(22,410,796)	(11,259,676)	(1,716,469)	(15,794,135)
Class R4	(57,356)	(944,680)	(6,771,539)	(3,067,488)	(636,156)	(8,730,705)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,250,513)	(46,848,083)	(148,550,536)	(65,457,237)	(12,709,346)	(106,718,583)

Capital share transactions:
Proceeds from shares sold:
Class I3	1,920,000	4,144,027	7,973,435	10,628,391	14,171,316	7,678,091
Class R	2,391,672	1,509,647	11,649,455	5,876,055	3,738,478	1,980,160
Class R4	93,624	429,993	8,087,967	3,248,277	4,617,080	16,946,049
	4,405,296	6,083,667	27,710,857	19,752,723	22,526,874	26,604,300
Dividends and/or distributions reinvested:
Class I3	2,483,040	33,494,006	119,368,201	51,130,073	10,356,721	82,193,743
Class R	710,117	12,409,397	22,410,796	11,259,676	1,716,469	15,794,135
Class R4	57,356	944,680	6,771,539	3,067,488	636,156	8,730,705
	3,250,513	46,848,083	148,550,536	65,457,237	12,709,346	106,718,583
Cost of shares redeemed:
Class I3	(97,788,262)	(20,775,687)	(199,324,676)	(86,550,003)	(175,687,627)	(60,516,673)
Class R	(12,116,207)	(19,131,877)	(30,467,740)	(46,245,671)	(14,254,250)	(37,582,706)
Class R4	(3,528,615)	(1,267,555)	(13,448,139)	(10,925,695)	(21,401,710)	(18,029,749)
	(113,433,084)	(41,175,119)	(243,240,555)	(143,721,369)	(211,343,587)	(116,129,128)
Net increase (decrease) in net assets resulting from capital share transactions	(105,777,275)	11,756,631	(66,979,162)	(58,511,409)	(176,107,367)	17,193,755
Net increase (decrease) in net assets	(91,549,698)	(9,578,249)	187,343,477	(6,603,037)	(220,282,455)	(49,058,665)

Net assets:
Beginning of year	258,054,266	267,632,515	793,399,376	800,002,413	549,873,002	598,931,667
End of year	$166,504,568	$258,054,266	$980,742,853	$793,399,376	$329,590,547	$549,873,002

Capital share transactions - shares:
Shares issued:
Class I3	209,171	429,447	585,532	932,410	1,766,093	851,620
Class R	239,817	154,338	827,171	476,392	455,777	208,849
Class R4	9,004	45,208	575,957	274,357	559,130	1,633,747
	457,992	628,993	1,988,660	1,683,159	2,781,000	2,694,216
Shares reinvested:
Class I3	250,237	3,947,064	10,317,044	4,893,808	1,207,416	9,992,136
Class R	71,908	1,466,414	1,955,567	1,081,621	202,489	1,922,607
Class R4	5,848	111,534	587,297	293,821	75,531	1,063,561
	327,993	5,525,012	12,859,908	6,269,250	1,485,436	12,978,304
Shares redeemed:
Class I3	(9,339,164)	(2,164,698)	(14,591,990)	(6,933,037)	(18,833,646)	(6,537,991)
Class R	(1,235,306)	(1,987,977)	(2,294,933)	(3,746,333)	(1,681,508)	(3,890,110)
Class R4	(327,006)	(134,819)	(889,133)	(888,881)	(2,356,183)	(1,994,459)
	(10,901,476)	(4,287,494)	(17,776,056)	(11,568,251)	(22,871,337)	(12,422,560)
Net increase (decrease) in shares outstanding:
Class I3	(8,879,756)	2,211,813	(3,689,414)	(1,106,819)	(15,860,137)	4,305,765
Class R	(923,581)	(367,225)	487,805	(2,188,320)	(1,023,242)	(1,758,654)
Class R4	(312,154)	21,923	274,121	(320,703)	(1,721,522)	702,849
	(10,115,491)	1,866,511	(2,927,488)	(3,615,842)	(18,604,901)	3,249,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$(1,108,989)	$(418,487)	$14,520,984	$16,080,885	$5,807,432	$7,230,982
Net realized gain (loss)	20,305,200	3,052,135	(28,025,278)	34,759,911	(17,841,212)	(13,448,809)
Net change in unrealized appreciation (depreciation)	38,860,110	17,944,621	(115,182,318)	86,789,438	(38,219,029)	6,925,167
Net increase (decrease) in net assets resulting from operations	58,056,321	20,578,269	(128,686,612)	137,630,234	(50,252,809)	707,340

Dividends and/or distributions to shareholders:
Class A	(208,795)	(3,390,336)	(694,686)	(7,646,310)	(584,938)	(187,587)
Class C	(26,101)	(432,213)	(594,668)	(1,146,490)	(335,902)	(116,268)
Class I	(16,021)	(196,830)	(20,206,202)	(23,727,906)	(553,388)	(184,148)
Class I2	(2,699,917)	(2,893)	(11,157,523)	(21,187,078)	(7,519,202)	(2,515,577)
Class I3	(654,480)	(11,444,616)	(8,364,563)	(16,928,642)	—	—
Class R	(369,115)	(6,087,925)	(2,016,833)	(4,822,358)	—	—
Class R4	(6,606)	(1,515,560)	(3,639,334)	(26,495,775)	—	—
Class R6	—	—	(9,301,409)	(15,092,910)	—	—
Class T1 (A)	—	(3,227)	—	(805)	—	(25)
Advisor Class (A)	—	(3,406)	—	(791)	—	(17)
Return of capital:
Class A	—	—	—	—	(224,853)	(779,277)
Class C	—	—	—	—	(129,121)	(483,029)
Class I	—	—	—	—	(212,729)	(764,978)
Class I2	—	—	—	—	(2,890,453)	(10,450,350)
Class T1 (A)	—	—	—	—	—	(87)
Advisor Class (A)	—	—	—	—	—	(100)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,981,035)	(23,077,006)	(55,975,218)	(117,049,065)	(12,450,586)	(15,481,443)

Capital share transactions:
Proceeds from shares sold:
Class A	4,813,519	3,548,776	6,054,533	27,567,062	4,046,441	1,009,593
Class C	260,197	220,232	2,630,825	6,658,632	1,900,805	660,502
Class I	825,623	221,731	237,628,354	315,293,391	11,440,115	5,650,629
Class I2	217,314,648	152,630,204	99,912,706	1,286,706	7,874,154	502,991
Class I3	3,389,359	5,695,501	7,069,779	4,157,071	—	—
Class R	4,948,192	2,322,807	3,705,257	2,926,781	—	—
Class R4	193,389	487,798	7,236,699	18,579,319	—	—
Class R6	—	—	59,104,519	72,826,043	—	—
Class T1 (A)	—	—	—	500	—	—
	231,744,927	165,127,049	423,342,672	449,295,505	25,261,515	7,823,715
Dividends and/or distributions reinvested:
Class A	208,428	3,386,329	638,177	7,531,028	751,915	891,610
Class C	26,101	432,213	541,318	1,065,963	402,273	493,051
Class I	16,021	196,830	18,138,218	20,775,719	754,032	930,504
Class I2	2,699,917	2,893	11,157,523	21,187,078	10,409,655	12,965,927
Class I3	654,480	11,444,616	8,364,563	16,928,642	—	—
Class R	369,115	6,087,925	2,016,833	4,822,358	—	—
Class R4	6,606	1,515,560	3,639,334	26,495,775	—	—
Class R6	—	—	9,301,409	15,092,910	—	—
Class T1 (A)	—	3,227	—	805	—	112
Advisor Class (A)	—	3,406	—	791	—	117
	3,980,668	23,072,999	53,797,375	113,901,069	12,317,875	15,281,321
Cost of shares redeemed:
Class A	(6,040,162)	(2,925,254)	(10,885,239)	(121,735,632)	(4,979,221)	(7,693,212)
Class C	(363,546)	(288,544)	(6,497,088)	(5,685,509)	(3,843,609)	(4,459,800)
Class I	(304,896)	(250,707)	(231,217,644)	(206,466,212)	(8,385,754)	(12,445,124)
Class I2	(28,922,359)	(7)	(54,331,682)	(30,672,823)	(51,792,271)	(51,703,582)
Class I3	(11,798,005)	(13,201,092)	(93,120,790)	(43,626,312)	—	—
Class R	(6,306,802)	(5,315,208)	(14,215,936)	(15,270,008)	—	—
Class R4	(307,649)	(5,512,863)	(15,442,258)	(297,491,796)	—	—
Class R6	—	—	(47,800,871)	(36,785,911)	—	—
Class T1 (A)	—	(10,673)	—	(11,388)	—	(9,769)
Advisor Class (A)	—	(11,315)	—	(11,305)	—	(10,061)
	(54,043,419)	(27,515,663)	(473,511,508)	(757,756,896)	(69,000,855)	(76,321,548)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Growth		Transamerica Mid Cap Value Opportunities		Transamerica MLP & Energy Income
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Automatic conversions:
Class A	$105,131	$103,703	$300,596	$186,061	$956,259	$117,945
Class C	(105,131)	(103,703)	(300,596)	(186,061)	(956,259)	(117,945)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	181,682,176	160,684,385	3,628,539	(194,560,322)	(31,421,465)	(53,216,512)
Net increase (decrease) in net assets	235,757,462	158,185,648	(181,033,291)	(173,979,153)	(94,124,860)	(67,990,615)

Net assets:
Beginning of year	230,361,202	72,175,554	1,430,625,936	1,604,605,089	251,100,694	319,091,309
End of year	$466,118,664	$230,361,202	$1,249,592,645	$1,430,625,936	$156,975,834	$251,100,694

Capital share transactions - shares:
Shares issued:
Class A	456,350	338,761	589,400	2,569,778	854,374	147,767
Class C	26,776	25,042	268,947	624,727	338,924	98,141
Class I	77,810	23,495	25,445,634	28,030,136	2,207,805	832,010
Class I2	19,322,648	14,900,203	9,614,374	113,962	1,929,181	72,998
Class I3	324,455	724,652	785,323	364,907	—	—
Class R	464,376	239,740	387,292	257,461	—	—
Class R4	17,439	51,866	752,341	1,655,596	—	—
Class R6	—	—	5,747,976	6,241,247	—	—
Class T1 (A)	—	—	—	42	—	—
	20,689,854	16,303,759	43,591,287	39,857,856	5,330,284	1,150,916
Shares reinvested:
Class A	19,497	442,079	54,545	763,022	156,796	132,576
Class C	2,595	59,452	46,827	108,883	83,800	73,365
Class I	1,479	25,463	1,547,629	2,096,440	155,324	138,477
Class I2	247,699	372	951,196	2,135,794	2,159,687	1,925,163
Class I3	60,099	1,472,924	710,065	1,699,663	—	—
Class R	34,146	784,526	170,773	482,718	—	—
Class R4	606	194,303	307,896	2,657,550	—	—
Class R6	—	—	787,588	1,510,802	—	—
Class T1 (A)	—	421	—	81	—	18
Advisor Class (A)	—	441	—	79	—	18
	366,121	2,979,981	4,576,519	11,455,032	2,555,607	2,269,617
Shares redeemed:
Class A	(583,087)	(325,307)	(1,107,071)	(10,861,358)	(887,664)	(1,144,372)
Class C	(37,753)	(33,065)	(677,212)	(530,209)	(724,277)	(665,948)
Class I	(29,853)	(26,179)	(23,632,219)	(18,254,845)	(1,532,726)	(1,871,965)
Class I2	(2,328,916)	—	(5,210,796)	(2,721,732)	(10,012,393)	(7,583,842)
Class I3	(1,069,767)	(1,357,010)	(8,299,218)	(3,854,179)	—	—
Class R	(611,962)	(545,652)	(1,354,420)	(1,373,365)	—	—
Class R4	(24,589)	(570,859)	(1,484,080)	(26,795,287)	—	—
Class R6	—	—	(4,733,451)	(3,211,701)	—	—
Class T1 (A)	—	(1,195)	—	(1,020)	—	(1,354)
Advisor Class (A)	—	(1,256)	—	(1,000)	—	(1,391)
	(4,685,927)	(2,860,523)	(46,498,467)	(67,604,696)	(13,157,060)	(11,268,872)
Automatic conversions:
Class A	11,109	11,159	30,102	16,514	193,221	17,373
Class C	(11,836)	(11,789)	(30,590)	(16,715)	(193,635)	(17,446)
	(727)	(630)	(488)	(201)	(414)	(73)
Net increase (decrease) in shares outstanding:
Class A	(96,131)	466,692	(433,024)	(7,512,044)	316,727	(846,656)
Class C	(20,218)	39,640	(392,028)	186,686	(495,188)	(511,888)
Class I	49,436	22,779	3,361,044	11,871,731	830,403	(901,478)
Class I2	17,241,431	14,900,575	5,354,774	(471,976)	(5,923,525)	(5,585,681)
Class I3	(685,213)	840,566	(6,803,830)	(1,789,609)	—	—
Class R	(113,440)	478,614	(796,355)	(633,186)	—	—
Class R4	(6,544)	(324,690)	(423,843)	(22,482,141)	—	—
Class R6	—	—	1,802,113	4,540,348	—	—
Class T1 (A)	—	(774)	—	(897)	—	(1,336)
Advisor Class (A)	—	(815)	—	(921)	—	(1,373)
	16,369,321	16,422,587	1,668,851	(16,292,009)	(5,271,583)	(7,848,412)

(A)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$9,663,782	$6,598,672	$9,188,889	$12,013,274	$65,239,923	$74,632,861
Net realized gain (loss)	(2,763,793)	839,401	43,359,626	30,060,718	(190,797)	1,541,076
Net change in unrealized appreciation (depreciation)	(4,928,465)	13,836,796	39,744,216	71,047,927	(11,097,201)	66,195,032
Net increase (decrease) in net assets resulting from operations	1,971,524	21,274,869	92,292,731	113,121,919	53,951,925	142,368,969

Dividends and/or distributions to shareholders:
Class A	(1,340,768)	(1,292,583)	(22,137,786)	(38,925,530)	(14,589,317)	(17,334,476)
Class B (A)	—	—	—	(53,987)	—	—
Class C	(1,533,848)	(1,529,847)	(6,566,522)	(12,466,933)	(3,478,237)	(6,286,965)
Class I	(7,063,932)	(5,327,742)	(10,369,114)	(17,156,884)	(41,287,337)	(43,159,744)
Class I2	(533)	(595)	—	—	(6,905,751)	(7,760,016)
Class R6	—	—	(612,950)	(612,950)	(855,455)	(689,224)
Class T1 (B)	—	(230)	—	(693)	—	(81)
Advisor Class (B)	—	(2,337)	—	(5,459)	—	(47,660)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,939,081)	(8,153,334)	(39,686,372)	(69,222,436)	(67,116,097)	(75,278,166)

Capital share transactions:
Proceeds from shares sold:
Class A	16,663,501	10,013,616	56,864,956	48,858,902	208,405,218	215,323,232
Class B (A)	—	—	—	24,921	—	—
Class C	18,592,863	12,269,643	49,640,583	33,854,740	52,736,345	38,102,130
Class I	100,904,471	78,401,567	82,970,981	43,855,787	1,247,387,825	999,395,879
Class I2	—	—	—	—	195,572,936	128,088,532
Class R6	—	—	5,537,711	8,583,507	30,164,598	9,999,256
Advisor Class (B)	—	—	—	1,500	—	1,781,376
	136,160,835	100,684,826	195,014,231	135,179,357	1,734,266,922	1,392,690,405
Dividends and/or distributions reinvested:
Class A	1,294,695	1,263,288	21,761,739	38,048,394	13,410,015	16,207,781
Class B (A)	—	—	—	53,843	—	—
Class C	1,501,460	1,480,469	6,175,460	11,817,417	3,046,783	5,555,410
Class I	7,025,798	5,242,764	9,445,456	15,710,502	34,241,902	34,773,916
Class I2	533	595	—	—	6,901,065	7,760,016
Class R6	—	—	387,875	595,462	758,271	684,210
Class T1 (B)	—	230	—	693	—	69
Advisor Class (B)	—	2,337	—	5,459	—	42,201
	9,822,486	7,989,683	37,770,530	66,231,770	58,358,036	65,023,603
Cost of shares redeemed:
Class A	(16,662,618)	(6,822,899)	(103,456,016)	(93,532,358)	(255,876,525)	(335,529,063)
Class B (A)	—	—	—	(63,497)	—	—
Class C	(11,070,621)	(7,792,673)	(33,906,819)	(37,138,071)	(57,376,423)	(97,196,825)
Class I	(85,219,846)	(30,606,574)	(53,669,730)	(57,746,192)	(1,042,527,804)	(776,375,068)
Class I2	—	—	—	—	(322,094,410)	(80,213,860)
Class R6	—	—	(2,680,074)	(3,385,661)	(23,814,862)	(8,670,816)
Class T1 (B)	—	(11,154)	—	(11,228)	—	(10,327)
Advisor Class (B)	—	(112,335)	—	(91,713)	—	(7,302,644)
	(112,953,085)	(45,345,635)	(193,712,639)	(191,968,720)	(1,701,690,024)	(1,305,298,603)
Automatic conversions:
Class A	—	—	—	955,910	—	—
Class B (A)	—	—	—	(955,910)	—	—
	—	—	—	—	—	—
Automatic conversions:
Class A	2,460,873	473,281	10,877,866	6,556,689	67,018,293	53,677,373
Class C	(2,460,873)	(473,281)	(10,877,866)	(6,556,689)	(67,018,293)	(53,677,373)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	33,030,236	63,328,874	39,072,122	9,442,407	90,934,934	152,415,405
Net increase (decrease) in net assets	25,062,679	76,450,409	91,678,481	53,341,890	77,770,762	219,506,208

Net assets:
Beginning of year	234,697,335	158,246,926	1,011,428,011	958,086,121	3,049,850,040	2,830,343,832
End of year	$259,760,014	$234,697,335	$1,103,106,492	$1,011,428,011	$3,127,620,802	$3,049,850,040

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Asset Income		Transamerica Multi-Managed Balanced		Transamerica Short-Term Bond
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019

Capital share transactions - shares:
Shares issued:
Class A	1,432,626	911,389	1,949,135	1,796,147	20,357,830	21,194,546
Class B (A)	—	—	—	910	—	—
Class C	1,605,159	1,111,565	1,737,413	1,272,405	5,169,945	3,758,700
Class I	8,852,708	7,063,555	2,809,228	1,603,079	124,034,591	100,085,455
Class I2	—	—	—	—	19,354,606	12,892,612
Class R6	—	—	188,767	311,720	3,016,692	991,396
Advisor Class (B)	—	—	—	59	—	180,305
	11,890,493	9,086,509	6,684,543	4,984,320	171,933,664	139,103,014
Shares reinvested:
Class A	119,766	117,538	762,921	1,512,608	1,313,913	1,593,881
Class B (A)	—	—	—	2,180	—	—
Class C	139,872	138,772	219,761	482,081	299,226	547,615
Class I	653,879	487,224	329,659	620,831	3,413,402	3,476,173
Class I2	51	58	—	—	690,032	776,465
Class R6	—	—	13,542	23,469	75,562	68,498
Class T1 (B)	—	22	—	28	—	7
Advisor Class (B)	—	226	—	219	—	4,265
	913,568	743,840	1,325,883	2,641,416	5,792,135	6,466,904
Shares redeemed:
Class A	(1,568,707)	(621,223)	(3,617,220)	(3,440,442)	(25,159,077)	(33,101,024)
Class B (A)	—	—	—	(2,378)	—	—
Class C	(1,010,727)	(714,076)	(1,215,769)	(1,399,530)	(5,653,657)	(9,602,674)
Class I	(7,854,514)	(2,825,802)	(1,867,958)	(2,144,954)	(104,993,232)	(77,856,693)
Class I2	—	—	—	—	(32,718,837)	(8,050,251)
Class R6	—	—	(90,381)	(126,455)	(2,391,686)	(867,409)
Class T1 (B)	—	(1,022)	—	(421)	—	(1,023)
Advisor Class (B)	—	(10,325)	—	(3,462)	—	(735,540)
	(10,433,948)	(4,172,448)	(6,791,328)	(7,117,642)	(170,916,489)	(130,214,614)
Automatic conversions:
Class A	—	—	—	34,929	—	—
Class B (A)	—	—	—	(35,138)	—	—
	—	—	—	(209)	—	—
Automatic conversions:
Class A	214,947	41,719	366,715	236,934	6,550,917	5,244,714
Class C	(215,998)	(41,871)	(374,228)	(241,566)	(6,563,509)	(5,253,290)
	(1,051)	(152)	(7,513)	(4,632)	(12,592)	(8,576)
Net increase (decrease) in shares outstanding:
Class A	198,632	449,423	(538,449)	140,176	3,063,583	(5,067,883)
Class B (A)	—	—	—	(34,426)	—	—
Class C	518,306	494,390	367,177	113,390	(6,747,995)	(10,549,649)
Class I	1,652,073	4,724,977	1,270,929	78,956	22,454,761	25,704,935
Class I2	51	58	—	—	(12,674,199)	5,618,826
Class R6	—	—	111,928	208,734	700,568	192,485
Class T1 (B)	—	(1,000)	—	(393)	—	(1,016)
Advisor Class (B)	—	(10,099)	—	(3,184)	—	(550,970)
	2,369,062	5,657,749	1,211,585	503,253	6,796,718	15,346,728

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$(1,329,449)	$(846,832)	$1,010,007	$1,755,414	$4,945,354	$4,684,282
Net realized gain (loss)	15,016,375	9,471,121	(8,041,199)	1,890,712	(46,127,028)	13,395,335
Net change in unrealized appreciation (depreciation)	3,997,968	6,481,845	(7,976,971)	1,953,468	(56,312,013)	41,061,548
Net increase (decrease) in net assets resulting from operations	17,684,894	15,106,134	(15,008,163)	5,599,594	(97,493,687)	59,141,165

Dividends and/or distributions to shareholders:
Class A	(1,056,936)	(1,414,128)	(174,711)	(328,985)	(11,113,612)	(35,533,133)
Class B (A)	—	—	—	—	—	(46,031)
Class C	(311,870)	(490,258)	(24,525)	(64,184)	(3,497,263)	(17,639,233)
Class I	(2,503,008)	(3,349,386)	(640,359)	(1,523,486)	(10,236,353)	(26,960,120)
Class I2	(3,751,739)	(3,261,131)	(2,169,732)	(18,710,196)	(722,448)	(1,973,487)
Class I3	(1,779,450)	(2,685,929)	(1,017,542)	(2,348,533)	—	—
Class R	(1,064,589)	(1,546,130)	(286,573)	(756,005)	—	—
Class R4	(16,978)	(625,490)	(13,588)	(21,805)	—	—
Class R6	(4,843)	(6,051)	(2,478)	(5,036)	(1,753,628)	(2,428,112)
Class T1 (B)	—	(9,028)	—	(870)	—	(1,106)
Advisor Class (B)	—	(1,358)	—	(867)	—	(31,000)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,489,413)	(13,388,889)	(4,329,508)	(23,759,967)	(27,323,304)	(84,612,222)

Capital share transactions:
Proceeds from shares sold:
Class A	4,396,063	4,069,143	1,414,811	2,299,973	28,112,194	27,957,215
Class B (A)	—	—	—	—	—	9,393
Class C	381,765	600,532	9,670	68,878	4,231,405	10,184,716
Class I	7,839,807	17,942,491	2,126,790	16,854,295	93,649,504	113,632,632
Class I2	48,749,177	20,694,441	410,886,751	1,107,468	1,081,935	960,735
Class I3	6,553,201	1,023,437	11,207,798	1,779,839	—	—
Class R	2,295,465	1,574,222	1,229,498	1,024,770	—	—
Class R4	55,232	346,137	10,302	93,762	—	—
Class R6	—	—	—	—	21,693,181	39,880,100
Class T1 (B)	—	537	—	—	—	—
Advisor Class (B)	—	—	—	—	—	750
	70,270,710	46,250,940	426,885,620	23,228,985	148,768,219	192,625,541
Dividends and/or distributions reinvested:
Class A	1,053,485	1,409,450	174,711	328,985	10,523,294	34,017,232
Class B (A)	—	—	—	—	—	45,596
Class C	311,713	490,039	23,673	61,866	3,218,634	16,355,911
Class I	2,501,047	3,347,331	640,359	1,523,486	8,460,478	22,431,984
Class I2	2,452,204	3,261,131	2,169,732	18,710,196	722,448	1,973,487
Class I3	1,779,450	2,685,929	1,017,542	2,348,533	—	—
Class R	1,064,589	1,546,130	286,573	756,005	—	—
Class R4	16,978	625,490	13,588	21,805	—	—
Class R6	4,843	6,051	2,478	5,036	1,743,699	2,428,112
Class T1 (B)	—	4,745	—	870	—	1,106
Advisor Class (B)	—	1,358	—	867	—	31,000
	9,184,309	13,377,654	4,328,656	23,757,649	24,668,553	77,284,428
Cost of shares redeemed:
Class A	(4,622,016)	(9,647,333)	(1,186,774)	(900,436)	(86,524,255)	(85,608,852)
Class B (A)	—	—	—	—	—	(23,957)
Class C	(878,024)	(1,467,483)	(56,797)	(114,037)	(28,963,794)	(40,704,415)
Class I	(12,791,632)	(16,075,177)	(2,951,815)	(3,320,073)	(125,148,177)	(103,925,647)
Class I2	(30,980,310)	(6,938,882)	(33,832,068)	(164,096,780)	(1,625,969)	(1,314,154)
Class I3	(7,889,945)	(6,863,546)	(5,136,871)	(5,397,154)	—	—
Class R	(4,682,039)	(4,188,076)	(1,920,234)	(2,459,965)	—	—
Class R4	(234,739)	(6,909,904)	(210,088)	(27,995)	—	—
Class R6	—	—	—	—	(12,488,979)	(7,112,981)
Class T1 (B)	—	(92,078)	—	(10,424)	—	(11,101)
Advisor Class (B)	—	(15,069)	—	(10,460)	—	(323,549)
	(62,078,705)	(52,197,548)	(45,294,647)	(176,337,324)	(254,751,174)	(239,024,656)
Automatic conversions:
Class A	—	—	—	—	—	439,615
Class B (A)	—	—	—	—	—	(439,615)
	—	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Automatic conversions:
Class A	$135,194	$51,648	$2,975	$344	$18,409,025	$25,628,344
Class C	(135,194)	(51,648)	(2,975)	(344)	(18,409,025)	(25,628,344)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	17,376,314	7,431,046	385,919,629	(129,350,690)	(81,314,402)	30,885,313
Net increase (decrease) in net assets	24,571,795	9,148,291	366,581,958	(147,511,063)	(206,131,393)	5,414,256

Net assets:
Beginning of year	153,121,520	143,973,229	105,764,919	253,275,982	831,209,455	825,795,199
End of year	$177,693,315	$153,121,520	$472,346,877	$105,764,919	$625,078,062	$831,209,455

Capital share transactions - shares:
Shares issued:
Class A	719,068	670,318	184,281	231,153	1,364,757	1,172,179
Class B (A)	—	—	—	—	—	395
Class C	66,816	112,955	1,174	7,714	219,323	500,538
Class I	1,247,890	2,837,682	280,117	1,675,407	4,380,342	4,562,679
Class I2	7,483,475	3,071,290	49,762,508	119,842	47,927	37,712
Class I3	960,972	174,600	1,548,160	198,540	—	—
Class R	356,984	248,679	153,229	104,610	—	—
Class R4	8,831	54,405	1,351	9,776	—	—
Class R6	—	—	—	—	915,058	1,548,982
Class T1 (B)	—	80	—	—	—	—
Advisor Class (B)	—	—	—	—	—	29
	10,844,036	7,170,009	51,930,820	2,347,042	6,927,407	7,822,514
Shares reinvested:
Class A	169,371	272,621	17,701	38,613	408,038	1,582,933
Class B (A)	—	—	—	—	—	2,442
Class C	56,882	105,840	2,426	7,330	147,037	890,360
Class I	384,185	622,181	64,358	177,356	316,043	1,007,274
Class I2	369,308	596,185	218,064	2,178,137	26,947	88,497
Class I3	267,990	491,029	102,060	273,085	—	—
Class R	163,031	285,791	28,686	87,704	—	—
Class R4	2,569	114,980	1,363	2,532	—	—
Class R6	729	1,106	247	583	64,749	108,398
Class T1 (B)	—	918	—	102	—	51
Advisor Class (B)	—	253	—	100	—	1,375
	1,414,065	2,490,904	434,905	2,765,542	962,814	3,681,330
Shares redeemed:
Class A	(762,099)	(1,500,466)	(142,311)	(94,020)	(3,999,560)	(3,528,733)
Class B (A)	—	—	—	—	—	(1,200)
Class C	(163,460)	(266,126)	(7,388)	(12,923)	(1,576,060)	(1,977,841)
Class I	(2,018,293)	(2,565,256)	(358,794)	(346,542)	(5,831,037)	(4,158,667)
Class I2	(4,428,207)	(1,074,530)	(4,195,412)	(16,754,141)	(70,349)	(51,181)
Class I3	(1,178,033)	(1,037,587)	(628,046)	(551,808)	—	—
Class R	(718,865)	(657,470)	(231,254)	(252,491)	—	—
Class R4	(35,064)	(1,102,211)	(21,433)	(2,870)	—	—
Class R6	—	—	—	—	(528,966)	(279,877)
Class T1 (B)	—	(15,095)	—	(1,040)	—	(454)
Advisor Class (B)	—	(2,385)	—	(1,029)	—	(12,615)
	(9,304,021)	(8,221,126)	(5,584,638)	(18,016,864)	(12,005,972)	(10,010,568)
Automatic conversions:
Class A	—	—	—	—	—	17,661
Class B (A)	—	—	—	—	—	(20,374)
	—	—	—	—	—	(2,713)
Automatic conversions:
Class A	21,654	8,531	388	37	828,144	1,040,972
Class C	(24,509)	(9,550)	(394)	(37)	(978,261)	(1,222,137)
	(2,855)	(1,019)	(6)	—	(150,117)	(181,165)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth		Transamerica Small Cap Value		Transamerica Small/Mid Cap Value
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Net increase (decrease) in shares outstanding:
Class A	147,994	(548,996)	60,059	175,783	(1,398,621)	285,012
Class B (A)	—	—	—	—	—	(18,737)
Class C	(64,271)	(56,881)	(4,182)	2,084	(2,187,961)	(1,809,080)
Class I	(386,218)	894,607	(14,319)	1,506,221	(1,134,652)	1,411,286
Class I2	3,424,576	2,592,945	45,785,160	(14,456,162)	4,525	75,028
Class I3	50,929	(371,958)	1,022,174	(80,183)	—	—
Class R	(198,850)	(123,000)	(49,339)	(60,177)	—	—
Class R4	(23,664)	(932,826)	(18,719)	9,438	—	—
Class R6	729	1,106	247	583	450,841	1,377,503
Class T1 (B)	—	(14,097)	—	(938)	—	(403)
Advisor Class (B)	—	(2,132)	—	(929)	—	(11,211)
	2,951,225	1,438,768	46,781,081	(12,904,280)	(4,265,868)	1,309,398

(A)	Class ceased operations on May 6, 2019.
(B)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Sustainable Bond	Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2020 (A)	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$61,186	$42,176,360	$29,729,385	$(2,826,699)	$(1,895,812)
Net realized gain (loss)	(47,111)	9,398,065	(24,951,032)	168,537,730	121,338,133
Net change in unrealized appreciation (depreciation)	(393,531)	25,911,800	24,674,567	223,794,061	88,287,983
Net increase (decrease) in net assets resulting from operations	(379,456)	77,486,225	29,452,920	389,505,092	207,730,304

Dividends and/or distributions to shareholders:
Class A (B)	—	(19)	—	(54,541,249)	(55,720,551)
Class B (C)	—	—	—	—	(336,306)
Class C	—	—	—	(1,601,166)	(1,485,668)
Class I	(2,840)	(17,708)	(38,580)	(21,547,803)	(18,533,239)
Class I2	(71,044)	(39,201,833)	(25,928,686)	(38,866,155)	(18,610,200)
Class T	—	—	—	(3,524,318)	(4,280,779)
Class T1 (D)	—	—	—	—	(1,290)
Advisor Class (D)	—	—	(121)	—	(1,376)
Return of capital:
Class A		(8)
Class I	—	(3,580)	(5,287)	—	—
Class I2	—	(7,935,490)	(3,552,855)	—	—
Advisor Class (D)	—	—	(18)	—	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(73,884)	(47,158,638)	(29,525,547)	(120,080,691)	(98,969,409)

Capital share transactions:
Proceeds from shares sold:
Class A (B)	—	10,000	—	31,944,444	18,661,331
Class B (C)	—	—	—	—	27,935
Class C	—	—	—	4,098,962	3,689,229
Class I	1,000,000	363,802	488,264	57,263,370	13,833,380
Class I2	24,000,000	570,641,481	315,217,999	145,238,784	4,509,941
Class T	—	—	—	372,048	363,331
	25,000,000	571,015,283	315,706,263	238,917,608	41,085,147
Issued from fund acquisition:
Class A	—	—	—	—	57,268,942
Class C	—	—	—	—	3,847,753
Class I	—	—	—	—	52,176,672
Class I2	—	—	—	—	301,892,730
	—	—	—	—	415,186,097
Dividends and/or distributions reinvested:
Class A (B)	—	27	—	53,717,535	54,741,100
Class B (C)	—	—	—	—	334,466
Class C	—	—	—	1,574,446	1,463,450
Class I	2,840	21,288	43,867	21,222,163	18,237,941
Class I2	71,044	47,104,657	29,481,541	38,866,155	18,610,200
Class T	—	—	—	3,447,209	4,187,398
Class T1 (D)	—	—	—	—	1,290
Advisor Class (D)	—	—	119	—	1,376
	73,884	47,125,972	29,525,527	118,827,508	97,577,221
Cost of shares redeemed:
Class A	—	—	—	(99,790,839)	(73,305,079)
Class B (C)	—	—	—	—	(102,374)
Class C	—	—	—	(6,374,964)	(3,107,802)
Class I	—	(485,096)	(1,463,714)	(80,053,084)	(22,762,544)
Class I2	—	(53,296,610)	(60,465,651)	(225,470,981)	(48,207,235)
Class T	—	—	—	(13,485,319)	(9,445,212)
Class T1 (D)	—	—	—	—	(13,347)
Advisor Class (D)	—	—	(10,684)	—	(14,524)
	—	(53,781,706)	(61,940,049)	(425,175,187)	(156,958,117)
Automatic conversions:
Class A	—	—	—	—	3,513,726
Class B (C)	—	—	—	—	(3,513,726)
	—	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and years ended:

	Transamerica Sustainable Bond	Transamerica Unconstrained Bond		Transamerica US Growth
	October 31, 2020 (A)	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Automatic conversions:
Class A	$—	$—	$—	$2,271,571	$2,481,727
Class C	—	—	—	(2,271,571)	(2,481,727)
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	25,073,884	564,359,549	283,291,741	(67,430,071)	396,890,348
Net increase (decrease) in net assets	24,620,544	594,687,136	283,219,114	201,994,330	505,651,243

Net assets:
Beginning of period/year	—	994,178,316	710,959,202	1,564,168,322	1,058,517,079
End of period/year	$24,620,544	$1,588,865,452	$994,178,316	$1,766,162,652	$1,564,168,322

Capital share transactions - shares:
Shares issued:
Class A (B)	—	1,018	—	1,399,620	936,835
Class B (C)	—	—	—	—	1,418
Class C	—	—	—	197,623	194,827
Class I	100,000	36,919	49,842	2,438,077	645,406
Class I2	2,400,000	60,710,189	32,023,619	5,576,879	212,953
Class T	—	—	—	5,358	6,166
	2,500,000	60,748,126	32,073,461	9,617,557	1,997,605
Shares issued on fund acquisition:
Class A	—	—	—	—	2,699,101
Class C	—	—	—	—	194,819
Class I	—	—	—	—	2,395,604
Class I2	—	—	—	—	13,762,481
	—	—	—	—	19,052,005
Shares reinvested:
Class A (B)	—	3	—	2,449,500	3,203,107
Class B (C)	—	—	—	—	21,196
Class C	—	—	—	78,370	92,099
Class I	288	2,194	4,484	942,788	1,044,556
Class I2	7,203	4,872,898	3,015,936	1,727,385	1,067,711
Class T	—	—	—	51,222	84,526
Class T1 (D)	—	—	—	—	75
Advisor Class (D)	—	—	12	—	79
	7,491	4,875,095	3,020,432	5,249,265	5,513,349
Shares redeemed:
Class A	—	—	—	(4,306,099)	(3,600,757)
Class B (C)	—	—	—	—	(5,747)
Class C	—	—	—	(304,610)	(165,490)
Class I	—	(50,711)	(150,631)	(3,517,217)	(1,099,341)
Class I2	—	(5,740,951)	(6,239,634)	(9,143,954)	(2,312,071)
Class T	—	—	—	(194,055)	(161,539)
Class T1 (D)	—	—	—	—	(679)
Advisor Class (D)	—	—	(1,092)	—	(723)
	—	(5,791,662)	(6,391,357)	(17,465,935)	(7,346,347)
Automatic conversions:
Class A	—	—	—	—	170,334
Class B (C)	—	—	—	—	(184,899)
	—	—	—	—	(14,565)
Automatic conversions:
Class A	—	—	—	96,917	118,654
Class C	—	—	—	(105,951)	(127,964)
	—	—	—	(9,034)	(9,310)
Net increase (decrease) in shares outstanding:
Class A (B)	—	1,021	—	(360,062)	3,527,274
Class B (C)	—	—	—	—	(168,032)
Class C	—	—	—	(134,568)	188,291
Class I	100,288	(11,598)	(96,305)	(136,352)	2,986,225
Class I2	2,407,203	59,842,136	28,799,921	(1,839,690)	12,731,074
Class T	—	—	—	(137,475)	(70,847)
Class T1 (D)	—	—	—	—	(604)
Advisor Class (D)	—	—	(1,080)	—	(644)
	2,507,491	59,831,559	28,702,536	(2,608,147)	19,192,737

(A)	Fund commenced operations on July 31, 2020.
(B)	Class A commenced operations for Transamerica Unconstrained Bond on October 1, 2020.
(C)	Class ceased operations on May 6, 2019.
(D)	Class ceased operations on February 15, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENT OF CASH FLOWS

For the year ended October 31, 2020

Transamerica Event Driven
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$6,969,990

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(139,113,871)
Proceeds from long-term investments	182,675,311
Purchases to cover securities sold short	(53,163,268)
Proceeds from securities sold short	48,759,159
Net amortization (accretion) of discount and premium	(181,183)
Net purchases/proceeds of short-term investments	2,379,810
Net realized (gain) loss	(4,216,659)
Net change in unrealized (appreciation) depreciation	(2,961,236)
Receivables:
(Increase) decrease in receivables for investments sold	(519,259)
(Increase) decrease in receivables for net income from securities lending	630
(Increase) decrease in receivables for dividends	2,414
(Increase) decrease in receivables for interest	36,440
(Increase) decrease in receivable for tax reclaim	(458)
Payables:
Increase (decrease) in collateral for securities on loan	(2,871,734)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	(5,705)
Increase (decrease) in accrued liabilities	(35,520)
Net cash provided by (used for) written options and swaptions transactions	(423,785)
Net cash provided by (used for) swap agreement transactions	89,370
Net cash provided by (used for) in futures contracts transactions	562,241
Net cash provided by (used for) in forward foreign currency contracts	32,035
Net cash provided by (used for) foreign currency transactions	(147,309)
Net cash provided by (used for) operating activities	37,867,413

Cash flows from financing activities:
Proceeds of shares sold, net of receivable for shares sold	7,906,704
Payment of shares redeemed, net of payable for shares redeemed	(49,512,359)
Net cash provided by (used for) financing activities	(41,605,655)
Net increase (decrease) in cash and foreign currencies	(3,738,242)
Cash and foreign currencies, at beginning of year (A)	$10,903,621
Cash and foreign currencies, at end of year (A)	$7,165,379

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$58,066
Non-cash financing activities included herein consist of reinvestment of distributions	$389,663

(A)	For the year ended October 31, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash collateral pledged at custodian:
OTC derivatives	$3,500,000	$—
Cash collateral pledged at broker for:
Securities sold short	7,150,533	3,159,043
OTC derivatives	71,088	3,526,394
Futures contracts	182,000	480,000
Total assets	10,903,621	7,165,437

Liabilities:
Cash collateral received at broker:
Securities sold short	—	58
Total liabilities	—	58
Net cash per statement of assets and liabilities	$10,903,621	$7,165,379
Total cash and foreign currencies per statement of cash flows	$10,903,621	$7,165,379

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.99	$10.21	$10.17	$10.00

Investment operations:
Net investment income (loss) (B)	0.16	0.19	0.18	0.02
Net realized and unrealized gain (loss)	0.91	1.08	0.07	0.15
Total investment operations	1.07	1.27	0.25	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.20)	(0.17)	—
Net realized gains	(0.27)	(0.29)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.44)	(0.49)	(0.21)	—

Net asset value, end of period/year	$11.62	$10.99	$10.21	$10.17
Total return	10.01%	13.14%	2.49%	1.70	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,587	$50,316	$49,964	$56,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%	0.58%	0.59%	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.57%	0.57%	0.50%	0.50	%(D)
Net investment income (loss) to average net assets	1.44%	1.80%	1.73%	1.23	%(D)
Portfolio turnover rate	51%	45%	60%	40	%(C)

(A)	Commenced operations on September 15, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Balanced II
	Class R
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.99	$10.20		$10.17	$10.11		$9.68		$9.85

Investment operations:
Net investment income (loss) (D)	0.11	0.14		0.13	0.14		0.11		0.10
Net realized and unrealized gain (loss)	0.90	1.09		0.06	0.91		0.63		(0.11)
Total investment operations	1.01	1.23		0.19	1.05		0.74		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.15)		(0.12)	(0.09)		(0.12)		(0.10)
Net realized gains	(0.27)	(0.29)		(0.04)	(0.90)		(0.19)		(0.06)
Total dividends and/or distributions to shareholders	(0.38)	(0.44)		(0.16)	(0.99)		(0.31)		(0.16)

Net asset value, end of period/year	$11.62	$10.99		$10.20	$10.17		$10.11		$9.68
Total return	9.43%	12.79%		1.85%	10.68	%(E)	7.69%		(0.08)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$66,033	$70,357		$82,270	$91,171		$90,455		$90,541
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.07%		1.09%	1.20	%(F)	1.18%		1.16%
Including waiver and/or reimbursement and recapture	1.07%	1.07	%(G)	1.01%	1.13	%(F)(H)	1.09	%(H)(I)	1.10%
Net investment income (loss) to average net assets	0.96%	1.32%		1.22%	0.95	%(F)	1.13%		1.00%
Portfolio turnover rate	51%	45%		60%	40	%(E)	37%		50%

(A)	Transamerica Partners Balanced reorganized into the Fund on September 15, 2017. Prior to September 15, 2017, information provided reflects Transamerica Partners Balanced, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 2.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on September 15, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class A
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.43	$8.95		$9.34	$9.31	$9.22

Investment operations:
Net investment income (loss) (A)	0.22	0.29		0.33	0.33	0.36	(B)
Net realized and unrealized gain (loss)	0.15	0.49		(0.39)	0.05	0.07
Total investment operations	0.37	0.78		(0.06)	0.38	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.30)		(0.33)	(0.35)	(0.34)

Net asset value, end of year	$9.57	$9.43		$8.95	$9.34	$9.31
Total return (C)	4.03%	9.00%		(0.67)%	4.12%	4.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$149,010	$132,682		$87,523	$83,251	$86,305
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.94%		0.99%	0.97%	0.93%
Including waiver and/or reimbursement and recapture	0.93%	0.94	%(D)	0.97%	0.97%	0.91	%(B)
Net investment income (loss) to average net assets	2.36%	3.20%		3.58%	3.59%	3.92	%(B)
Portfolio turnover rate	39%	50%		38%	34%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Bond
	Class C
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.37	$8.89		$9.28	$9.25	$9.16

Investment operations:
Net investment income (loss) (A)	0.16	0.23		0.27	0.27	0.29	(B)
Net realized and unrealized gain (loss)	0.15	0.49		(0.39)	0.05	0.07
Total investment operations	0.31	0.72		(0.12)	0.32	0.36

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.24)		(0.27)	(0.29)	(0.27)

Net asset value, end of year	$9.50	$9.37		$8.89	$9.28	$9.25
Total return (C)	3.31%	8.24%		(1.33)%	3.41%	4.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$89,962	$80,239		$44,958	$49,394	$60,126
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.56%		1.63%	1.65%	1.64%
Including waiver and/or reimbursement and recapture	1.53%	1.56	%(D)	1.61%	1.65%	1.62	%(B)
Net investment income (loss) to average net assets	1.76%	2.56%		2.93%	2.90%	3.20	%(B)
Portfolio turnover rate	39%	50%		38%	34%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96	$9.36	$9.32	$9.23

Investment operations:
Net investment income (loss) (A)	0.26	0.33	0.36	0.36	0.38	(B)
Net realized and unrealized gain (loss)	0.15	0.50	(0.40)	0.06	0.07
Total investment operations	0.41	0.83	(0.04)	0.42	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.34)	(0.36)	(0.38)	(0.36)

Net asset value, end of year	$9.59	$9.45	$8.96	$9.36	$9.32
Total return	4.46%	9.44%	(0.39)%	4.54%	5.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,286,752	$1,084,474	$396,083	$181,977	$162,875
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.56%	0.58%	0.64%	0.67%	0.67%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.59%	0.67%	0.65	%(B)
Net investment income (loss) to average net assets	2.78%	3.57%	3.94%	3.88%	4.20	%(B)
Portfolio turnover rate	39%	50%	38%	34%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96		$9.36	$9.32	$9.23

Investment operations:
Net investment income (loss) (A)	0.26	0.34		0.37	0.37	0.39	(B)
Net realized and unrealized gain (loss)	0.16	0.49		(0.40)	0.06	0.07
Total investment operations	0.42	0.83		(0.03)	0.43	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.34)		(0.37)	(0.39)	(0.37)

Net asset value, end of year	$9.59	$9.45		$8.96	$9.36	$9.32
Total return	4.52%	9.49%		(0.32)%	4.65%	5.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$352,650	$84,016		$101,251	$118,738	$137,246
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.47%		0.53%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.46%	0.47	%(C)	0.52%	0.56%	0.53	%(B)
Net investment income (loss) to average net assets	2.73%	3.73%		4.03%	3.99%	4.23	%(B)
Portfolio turnover rate	39%	50%		38%	34%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Bond
	Class R6
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.45	$8.96		$9.36	$9.32	$9.23

Investment operations:
Net investment income (loss) (A)	0.27	0.34		0.37	0.37	0.40	(B)
Net realized and unrealized gain (loss)	0.14	0.49		(0.40)	0.06	0.06
Total investment operations	0.41	0.83		(0.03)	0.43	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.34)		(0.37)	(0.39)	(0.37)

Net asset value, end of year	$9.58	$9.45		$8.96	$9.36	$9.32
Total return	4.41%	9.49%		(0.30)%	4.65%	5.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,672	$19,805		$9,181	$6,283	$3,028
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.48%		0.53%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.45%	0.48	%(C)	0.51%	0.56%	0.52	%(B)
Net investment income (loss) to average net assets	2.83%	3.65%		4.05%	4.01%	4.38	%(B)
Portfolio turnover rate	39%	50%		38%	34%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class A
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.93	$26.81		$28.32	$25.70	$25.35

Investment operations:
Net investment income (loss) (A)	(0.37)	(0.26)		(0.21)	(0.24)	(0.14	)(B)
Net realized and unrealized gain (loss)	22.30	1.55		4.14	7.40	1.33
Total investment operations	21.93	1.29		3.93	7.16	1.19

Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)		(5.44)	(4.54)	(0.84)

Net asset value, end of year	$46.11	$26.93		$26.81	$28.32	$25.70
Total return (C)	89.28%	5.40%		16.52%	34.66%	4.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$844,139	$425,595		$384,193	$223,299	$170,198
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.18%		1.19%	1.23%	1.23%
Including waiver and/or reimbursement and recapture	1.08%	1.18	%(D)	1.19%	1.23%	1.22	%(B)
Net investment income (loss) to average net assets	(1.04)%	(0.92)%		(0.78)%	(0.95)%	(0.57	)%(B)
Portfolio turnover rate	52%	90%		40%	66%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$21.08	$21.41		$23.83	$22.50	$22.46

Investment operations:
Net investment income (loss) (A)	(0.48)	(0.37)		(0.34)	(0.35)	(0.28	)(B)
Net realized and unrealized gain (loss)	16.92	1.21		3.36	6.22	1.16
Total investment operations	16.44	0.84		3.02	5.87	0.88

Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)		(5.44)	(4.54)	(0.84)

Net asset value, end of year	$34.77	$21.08		$21.41	$23.83	$22.50
Total return (C)	87.95%	4.57%		15.65%	33.68%	4.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$425,798	$206,156		$149,727	$84,852	$69,159
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%	1.93%		1.93%	1.97%	1.96%
Including waiver and/or reimbursement and recapture	1.83%	1.93	%(D)	1.93%	1.97%	1.95	%(B)
Net investment income (loss) to average net assets	(1.79)%	(1.67)%		(1.52)%	(1.69)%	(1.30	)%(B)
Portfolio turnover rate	52%	90%		40%	66%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.40	$28.13	$29.39	$26.43	$25.98

Investment operations:
Net investment income (loss) (A)	(0.31)	(0.20)	(0.16)	(0.18)	(0.07	)(B)
Net realized and unrealized gain (loss)	23.68	1.64	4.34	7.68	1.36
Total investment operations	23.37	1.44	4.18	7.50	1.29

Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)

Net asset value, end of year	$49.02	$28.40	$28.13	$29.39	$26.43
Total return	89.76%	5.69%	16.77%	35.03%	5.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,393,493	$1,049,618	$719,431	$292,452	$164,575
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.92%	0.94%	0.96%	0.94%
Including waiver and/or reimbursement and recapture	0.84%	0.92%	0.94%	0.96%	0.93	%(B)
Net investment income (loss) to average net assets	(0.81)%	(0.66)%	(0.55)%	(0.69)%	(0.28	)%(B)
Portfolio turnover rate	52%	90%	40%	66%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.45	$13.97	$17.26	$17.43	$17.40

Investment operations:
Net investment income (loss) (A)	(0.11)	(0.08)	(0.05)	(0.08)	(0.03	)(B)
Net realized and unrealized gain (loss)	10.09	0.73	2.20	4.45	0.90
Total investment operations	9.98	0.65	2.15	4.37	0.87

Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	(1.17)	(5.44)	(4.54)	(0.84)

Net asset value, end of year	$20.68	$13.45	$13.97	$17.26	$17.43
Total return	90.02%	5.82%	16.90%	35.14%	5.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$402,583	$316,761	$165,523	$230,981	$241,857
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.80%	0.83%	0.85%	0.81%
Including waiver and/or reimbursement and recapture	0.73%	0.80%	0.83%	0.85%	0.81	%(B)
Net investment income (loss) to average net assets	(0.69)%	(0.54)%	(0.38)%	(0.56)%	(0.18	)%(B)
Portfolio turnover rate	52%	90%	40%	66%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica Capital Growth
	Class R6
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$13.45	$13.37

Investment operations:
Net investment income (loss) (B)	(0.11)	(0.00	)(C)
Net realized and unrealized gain (loss)	10.09	0.08
Total investment operations	9.98	0.08

Dividends and/or distributions to shareholders:
Net realized gains	(2.75)	—

Net asset value, end of period/year	$20.68	$13.45
Total return	90.02%	0.60	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,890	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	(0.70)%	(0.56	)%(E)
Portfolio turnover rate	52%	90%

(A)	Commenced operations on October 18, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.53	$11.15	$12.75

Investment operations:
Net investment income (loss) (A)	0.15	0.20	0.21	0.20	0.23	(B)
Net realized and unrealized gain (loss)	(1.60)	0.43	(0.19)	1.92	0.23
Total investment operations	(1.45)	0.63	0.02	2.12	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.20)	(0.21)	(0.24)	(0.23)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.26)	(1.65)	(0.96)	(1.74)	(2.06)

Net asset value, end of year	$6.86	$9.57	$10.59	$11.53	$11.15
Total return (C)	(17.52)%	8.43%	(0.20)%	20.35%	4.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$69,391	$82,402	$83,567	$94,083	$86,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.05%	1.03%	1.01%	0.97%
Including waiver and/or reimbursement and recapture	1.06%	1.05%	1.03%	1.01%	0.97	%(B)
Net investment income (loss) to average net assets	1.94%	2.11%	1.85%	1.77%	2.09	%(B)
Portfolio turnover rate	45%	55%	22%	14%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.52	$10.53	$11.47	$11.09	$12.70

Investment operations:
Net investment income (loss) (A)	0.09	0.12	0.11	0.11	0.14	(B)
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.19)	1.91	0.22
Total investment operations	(1.50)	0.56	(0.08)	2.02	0.36

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.12)	(0.11)	(0.14)	(0.14)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.19)	(1.57)	(0.86)	(1.64)	(1.97)

Net asset value, end of year	$6.83	$9.52	$10.53	$11.47	$11.09
Total return (C)	(18.21)%	7.57%	(1.06)%	19.42%	3.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,641	$5,836	$5,816	$7,080	$7,755
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	1.91%	1.86%	1.84%	1.80%
Including waiver and/or reimbursement and recapture	1.90%	1.90%	1.86%	1.84%	1.80	%(B)
Net investment income (loss) to average net assets	1.23%	1.25%	1.02%	0.96%	1.23	%(B)
Portfolio turnover rate	45%	55%	22%	14%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.52	$11.14	$12.75

Investment operations:
Net investment income (loss) (A)	0.17	0.21	0.22	0.21	0.25	(B)
Net realized and unrealized gain (loss)	(1.61)	0.44	(0.17)	1.93	0.22
Total investment operations	(1.44)	0.65	0.05	2.14	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.22)	(0.23)	(0.26)	(0.25)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.27)	(1.67)	(0.98)	(1.76)	(2.08)

Net asset value, end of year	$6.86	$9.57	$10.59	$11.52	$11.14
Total return	(17.36)%	8.65%	0.06%	20.56%	4.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,240	$12,013	$16,823	$17,286	$10,559
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	0.87%	0.85%	0.84%	0.81%
Including waiver and/or reimbursement and recapture	0.88%	0.87%	0.85%	0.84%	0.80	%(B)
Net investment income (loss) to average net assets	2.16%	2.30%	1.98%	1.91%	2.26	%(B)
Portfolio turnover rate	45%	55%	22%	14%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.53	$11.15	$12.75

Investment operations:
Net investment income (loss) (A)	0.16	0.22	0.24	0.23	0.26	(B)
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.19)	1.92	0.23
Total investment operations	(1.43)	0.66	0.05	2.15	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.27)	(0.26)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.28)	(1.68)	(0.99)	(1.77)	(2.09)

Net asset value, end of year	$6.86	$9.57	$10.59	$11.53	$11.15
Total return	(17.26)%	8.77%	0.08%	20.67%	4.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$420,958	$428,187	$484,565	$576,947	$672,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.70%
Including waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.70	%(B)
Net investment income (loss) to average net assets	2.18%	2.40%	2.14%	2.07%	2.31	%(B)
Portfolio turnover rate	45%	55%	22%	14%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.57	$10.59	$11.52	$11.15	$12.75

Investment operations:
Net investment income (loss) (A)	0.16	0.22	0.24	0.21	0.27	(B)
Net realized and unrealized gain (loss)	(1.59)	0.44	(0.18)	1.93	0.22
Total investment operations	(1.43)	0.66	0.06	2.14	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.27)	(0.26)
Net realized gains	(1.10)	(1.45)	(0.75)	(1.50)	(1.83)
Total dividends and/or distributions to shareholders	(1.28)	(1.68)	(0.99)	(1.77)	(2.09)

Net asset value, end of year	$6.86	$9.57	$10.59	$11.52	$11.15
Total return	(17.25)%	8.77%	0.17%	20.67%	4.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,586	$4,518	$4,082	$3,524	$474
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.71%
Including waiver and/or reimbursement and recapture	0.78%	0.77%	0.75%	0.74%	0.70	%(B)
Net investment income (loss) to average net assets	2.18%	2.37%	2.11%	1.90%	2.39	%(B)
Portfolio turnover rate	45%	55%	22%	14%	54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.18	$8.83	$9.45	$9.46	$9.38

Investment operations:
Net investment income (loss) (A)	0.24	0.33	0.32	0.32	0.36	(B)
Net realized and unrealized gain (loss)	(1.21)	0.48	(0.54)	0.06	0.32
Total investment operations	(0.97)	0.81	(0.22)	0.38	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.37)	(0.32)	(0.32)	(0.33)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.12)	(0.09)	(0.08)	(0.07)	(0.07)
Total dividends and/or distributions to shareholders	(0.40)	(0.46)	(0.40)	(0.39)	(0.60)

Net asset value, end of year	$7.81	$9.18	$8.83	$9.45	$9.46
Total return (C)	(10.68)%	9.35%	(2.38)%	4.12%	7.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$48,802	$58,587	$68,424	$97,964	$122,240
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.02%	0.99%	0.93%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.92%	0.92%	0.92%	0.89%	0.88	%(B)
Net investment income (loss) to average net assets	2.85%	3.69%	3.48%	3.41%	3.89	%(B)
Portfolio turnover rate	38%	20%	23%	9%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.14	$8.79	$9.41	$9.42	$9.34

Investment operations:
Net investment income (loss) (A)	0.22	0.28	0.26	0.25	0.28	(B)
Net realized and unrealized gain (loss)	(1.24)	0.46	(0.54)	0.06	0.33
Total investment operations	(1.02)	0.74	(0.28)	0.31	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.31)	(0.27)	(0.26)	(0.28)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.10)	(0.08)	(0.07)	(0.06)	(0.05)
Total dividends and/or distributions to shareholders	(0.34)	(0.39)	(0.34)	(0.32)	(0.53)

Net asset value, end of year	$7.78	$9.14	$8.79	$9.41	$9.42
Total return (C)	(11.32)%	8.56%	(3.07)%	3.34%	7.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$43,858	$80,716	$108,855	$161,999	$210,600
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.77%	1.74%	1.69%	1.65%	1.65%
Including waiver and/or reimbursement and recapture	1.67%	1.67%	1.67%	1.65%	1.64	%(B)
Net investment income (loss) to average net assets	2.65%	3.12%	2.77%	2.68%	3.11	%(B)
Portfolio turnover rate	38%	20%	23%	9%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.18	$8.84	$9.45	$9.46	$9.38

Investment operations:
Net investment income (loss) (A)	0.29	0.35	0.35	0.35	0.39	(B)
Net realized and unrealized gain (loss)	(1.24)	0.47	(0.53)	0.06	0.31
Total investment operations	(0.95)	0.82	(0.18)	0.41	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.38)	(0.34)	(0.34)	(0.35)
Net realized gains	—	—	—	—	(0.20)
Return of capital	(0.13)	(0.10)	(0.09)	(0.08)	(0.07)
Total dividends and/or distributions to shareholders	(0.42)	(0.48)	(0.43)	(0.42)	(0.62)

Net asset value, end of year	$7.81	$9.18	$8.84	$9.45	$9.46
Total return	(10.46)%	9.50%	(2.04)%	4.37%	8.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,689	$42,155	$43,330	$66,235	$83,297
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.68%	0.66%	0.65%
Including waiver and/or reimbursement and recapture	0.67%	0.67%	0.67%	0.66%	0.64	%(B)
Net investment income (loss) to average net assets	3.48%	3.88%	3.78%	3.66%	4.25	%(B)
Portfolio turnover rate	38%	20%	23%	9%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.49	$9.85	$10.92	$10.50	$9.70

Investment operations:
Net investment income (loss) (A)	0.54	0.57	0.51	0.55	0.63	(B)
Net realized and unrealized gain (loss)	(0.43)	0.44	(1.23)	0.38	0.49
Total investment operations	0.11	1.01	(0.72)	0.93	1.12

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.37)	(0.32)	(0.51)	(0.30)
Return of capital	(0.05)	—	(0.03)	—	(0.02)
Total dividends and/or distributions to shareholders	(0.27)	(0.37)	(0.35)	(0.51)	(0.32)

Net asset value, end of year	$10.33	$10.49	$9.85	$10.92	$10.50
Total return (C)	1.20%	10.42%	(6.65)%	8.96%	11.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,356	$9,203	$15,294	$21,804	$35,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.18%	1.12%	1.12%	1.15%
Including waiver and/or reimbursement and recapture	1.23%	1.18%	1.12%	1.12%	1.15	%(B)
Net investment income (loss) to average net assets	5.33%	5.52%	4.81%	5.20%	6.39	%(B)
Portfolio turnover rate	236%	255%	221%	247%	257%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.41	$9.76	$10.85	$10.43	$9.66

Investment operations:
Net investment income (loss) (A)	0.48	0.50	0.42	0.48	0.55	(B)
Net realized and unrealized gain (loss)	(0.44)	0.46	(1.22)	0.36	0.49
Total investment operations	0.04	0.96	(0.80)	0.84	1.04

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.31)	(0.26)	(0.42)	(0.25)
Return of capital	(0.04)	—	(0.03)	—	(0.02)
Total dividends and/or distributions to shareholders	(0.23)	(0.31)	(0.29)	(0.42)	(0.27)

Net asset value, end of year	$10.22	$10.41	$9.76	$10.85	$10.43
Total return (C)	0.51%	9.70%	(7.36)%	8.26%	11.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,014	$8,765	$10,089	$14,023	$14,363
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%	1.88%	1.88%	1.87%	1.89%
Including waiver and/or reimbursement and recapture	1.89%	1.88%	1.88%	1.87%	1.88	%(B)
Net investment income (loss) to average net assets	4.71%	4.89%	4.03%	4.53%	5.56	%(B)
Portfolio turnover rate	236%	255%	221%	247%	257%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.54	$9.88	$10.95	$10.52	$9.72

Investment operations:
Net investment income (loss) (A)	0.59	0.62	0.54	0.60	0.66	(B)
Net realized and unrealized gain (loss)	(0.44)	0.46	(1.24)	0.37	0.49
Total investment operations	0.15	1.08	(0.70)	0.97	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.42)	(0.33)	(0.54)	(0.33)
Return of capital	(0.05)	—	(0.04)	—	(0.02)
Total dividends and/or distributions to shareholders	(0.29)	(0.42)	(0.37)	(0.54)	(0.35)

Net asset value, end of year	$10.40	$10.54	$9.88	$10.95	$10.52
Total return	1.61%	10.89%	(6.36)%	9.33%	12.27%

Ratio and supplemental data:
Net assets end of year (000’s)	$243,965	$457,449	$481,999	$682,535	$618,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.80%	0.82%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.82%	0.80%	0.82%	0.82%	0.82	%(B)
Net investment income (loss) to average net assets	5.77%	5.96%	5.12%	5.62%	6.60	%(B)
Portfolio turnover rate	236%	255%	221%	247%	257%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.54	$9.89	$10.95	$10.52	$9.72

Investment operations:
Net investment income (loss) (A)	0.59	0.63	0.55	0.62	0.65	(B)
Net realized and unrealized gain (loss)	(0.43)	0.45	(1.23)	0.36	0.51
Total investment operations	0.16	1.08	(0.68)	0.98	1.16

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.43)	(0.34)	(0.55)	(0.33)
Return of capital	(0.05)	—	(0.04)	—	(0.03)
Total dividends and/or distributions to shareholders	(0.29)	(0.43)	(0.38)	(0.55)	(0.36)

Net asset value, end of year	$10.41	$10.54	$9.89	$10.95	$10.52
Total return	1.77%	11.00%	(6.21)%	9.44%	12.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$133,270	$135,377	$161,794	$214,450	$169,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72	%(B)
Net investment income (loss) to average net assets	5.78%	6.08%	5.21%	5.83%	6.48	%(B)
Portfolio turnover rate	236%	255%	221%	247%	257%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.53	$9.88	$10.94	$10.52	$9.71

Investment operations:
Net investment income (loss) (A)	0.59	0.63	0.58	0.64	0.66	(B)
Net realized and unrealized gain (loss)	(0.43)	0.45	(1.26)	0.33	0.51
Total investment operations	0.16	1.08	(0.68)	0.97	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.43)	(0.34)	(0.55)	(0.33)
Return of capital	(0.05)	—	(0.04)	—	(0.03)
Total dividends and/or distributions to shareholders	(0.29)	(0.43)	(0.38)	(0.55)	(0.36)

Net asset value, end of year	$10.40	$10.53	$9.88	$10.94	$10.52
Total return	1.76%	11.01%	(6.30)%	9.45%	12.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,765	$5,915	$5,512	$6,933	$87
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.73%	0.72%	0.72	%(B)
Net investment income (loss) to average net assets	5.77%	6.09%	5.50%	5.87%	6.62	%(B)
Portfolio turnover rate	236%	255%	221%	247%	257%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period indicated:	Transamerica Emerging Markets Opportunities
	Class I		Class I2
	October 31, 2020 (A)		October 31, 2020 (A)
Net asset value, beginning of period	$10.00		$10.00

Investment operations:
Net investment income (loss) (B)	0.07		0.10
Net realized and unrealized gain (loss)	(0.17	)(C)	(0.20	)(C)
Total investment operations	(0.10)		(0.10)

Net asset value, end of period	$9.90		$9.90
Total return	(1.00	)%(D)	(1.00	)%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$70		$841,388
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.21	%(F)	0.94	%(F)
Including waiver and/or reimbursement and recapture	0.98	%(F)	0.94	%(F)
Net investment income (loss) to average net assets	0.92	%(F)	1.32	%(F)
Portfolio turnover rate	49	%(D)	49	%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Event Driven
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.60		$10.36		$10.46	$9.78

Investment operations:
Net investment income (loss) (B)	(0.05)		0.02		(0.02)	0.10
Net realized and unrealized gain (loss)	1.05		0.41		0.08	0.60
Total investment operations	1.00		0.43		0.06	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.00	)(C)	(0.16)	(0.02)
Net realized gains	(0.04)		(0.19)		—	—
Total dividends and/or distributions to shareholders	(0.04)		(0.19)		(0.16)	(0.02)

Net asset value, end of period/year	$11.56		$10.60		$10.36	$10.46
Total return	9.60%		4.34%		0.57%	7.19	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,508		$834		$706	$60
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.54%		1.61%		1.69%	1.81	%(F)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.41%		1.53%		1.49%	1.44	%(F)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees from borrowings from securities sold short	1.35%		1.35%		1.35%	1.38	%(F)
Net investment income (loss) to average net assets	(0.42)%		0.18%		(0.15)%	1.03	%(F)
Portfolio turnover rate	170%		214%		514%	633%

(A)	Commenced operations on November 11, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Event Driven
	Class I2
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.45		$10.22		$10.31	$9.83	$9.66

Investment operations:
Net investment income (loss) (A)	(0.03)		0.02		(0.04)	0.16	0.15	(B)
Net realized and unrealized gain (loss)	1.02		0.40		0.11	0.48	0.04	(C)
Total investment operations	0.99		0.42		0.07	0.64	0.19

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(D)	(0.00	)(D)	(0.16)	(0.16)	(0.02)
Net realized gains	(0.04)		(0.19)		—	—	—
Total dividends and/or distributions to shareholders	(0.04)		(0.19)		(0.16)	(0.16)	(0.02)

Net asset value, end of year	$11.40		$10.45		$10.22	$10.31	$9.83
Total return	9.54%		4.41%		0.68%	6.55%	1.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$53,809		$93,086		$116,012	$90,175	$97,399
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.45%		1.51%		1.68%	1.76%	2.57%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.42%		1.54%		1.60%	1.62%	2.53	%(B)
Excluding dividends, interest and fees from borrowings from securities sold short	1.35%		1.35%		1.35%	1.45%	1.73	%(B)
Net investment income (loss) to average net assets	(0.25)%		0.19%		(0.40)%	1.55%	1.62	%(B)
Portfolio turnover rate	170%		214%		514%	633%	579%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.61	$9.87	$9.97	$9.95	$9.82

Investment operations:
Net investment income (loss) (A)	0.40	0.48	0.42	0.38	0.40	(B)
Net realized and unrealized gain (loss)	(0.37)	(0.26)	(0.10)	0.03	0.12
Total investment operations	0.03	0.22	0.32	0.41	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.48)	(0.42)	(0.39)	(0.39)

Net asset value, end of year	$9.27	$9.61	$9.87	$9.97	$9.95
Total return (C)	0.47%	2.44%	3.32%	4.14%	5.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,779	$24,106	$37,011	$38,312	$6,327
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.21%	1.07%	1.07%	1.08%	1.11%
Including waiver and/or reimbursement and recapture	1.05%	1.05%	1.05%	1.05%	1.05	%(B)
Net investment income (loss) to average net assets	4.31%	4.94%	4.22%	3.79%	4.05	%(B)
Portfolio turnover rate	37%	23%	54%	55%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.62	$9.87	$9.97	$9.95	$9.82

Investment operations:
Net investment income (loss) (A)	0.33	0.41	0.35	0.30	0.32	(B)
Net realized and unrealized gain (loss)	(0.36)	(0.25)	(0.10)	0.04	0.13
Total investment operations	(0.03)	0.16	0.25	0.34	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.41)	(0.35)	(0.32)	(0.32)

Net asset value, end of year	$9.28	$9.62	$9.87	$9.97	$9.95
Total return (C)	(0.28)%	1.68%	2.55%	3.36%	4.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,659	$18,255	$22,412	$17,549	$6,669
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.94%	1.81%	1.83%	1.83%	1.84%
Including waiver and/or reimbursement and recapture	1.80%	1.80%	1.80%	1.80%	1.80	%(B)
Net investment income (loss) to average net assets	3.58%	4.22%	3.50%	3.05%	3.30	%(B)
Portfolio turnover rate	37%	23%	54%	55%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.58	$9.84	$9.94	$9.92	$9.79

Investment operations:
Net investment income (loss) (A)	0.42	0.51	0.45	0.40	0.41	(B)
Net realized and unrealized gain (loss)	(0.37)	(0.26)	(0.10)	0.04	0.14
Total investment operations	0.05	0.25	0.35	0.44	0.55

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.51)	(0.45)	(0.42)	(0.42)

Net asset value, end of year	$9.23	$9.58	$9.84	$9.94	$9.92
Total return	0.60%	2.69%	3.57%	4.40%	5.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$57,185	$99,384	$187,447	$72,316	$13,061
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.95%	0.82%	0.85%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.80%	0.80%	0.80%	0.80%	0.80	%(B)
Net investment income (loss) to average net assets	4.58%	5.20%	4.56%	4.02%	4.21	%(B)
Portfolio turnover rate	37%	23%	54%	55%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.62	$9.87	$9.97	$9.95	$9.82

Investment operations:
Net investment income (loss) (A)	0.44	0.52	0.45	0.41	0.42	(B)
Net realized and unrealized gain (loss)	(0.40)	(0.25)	(0.09)	0.03	0.13
Total investment operations	0.04	0.27	0.36	0.44	0.55

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.52)	(0.46)	(0.42)	(0.42)

Net asset value, end of year	$9.27	$9.62	$9.87	$9.97	$9.95
Total return	0.55%	2.78%	3.64%	4.45%	5.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$81,278	$473,047	$512,061	$374,908
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.85%	0.72%	0.75%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.80%	0.72%	0.75%	0.75%	0.75	%(B)(D)
Net investment income (loss) to average net assets	4.36%	5.30%	4.54%	4.12%	4.32	%(B)
Portfolio turnover rate	37%	23%	54%	55%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.19		$13.17		$13.58		$11.14	$11.15

Investment operations:
Net investment income (loss) (A)	0.06		0.11		0.05		0.08	0.08	(B)
Net realized and unrealized gain (loss)	0.21	(C)	0.91		(0.20)		2.64	(0.09)
Total investment operations	0.27		1.02		(0.15)		2.72	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.00	)(D)	(0.26)		(0.28)	—
Net realized gains	(0.64)		—		—		—	—
Total dividends and/or distributions to shareholders	(0.80)		(0.00	)(D)	(0.26)		(0.28)	—

Net asset value, end of year	$13.66		$14.19		$13.17		$13.58	$11.14
Total return (E)	1.72%		7.77%		(1.18)%		24.92%	(0.09)%

Ratio and supplemental data:
Net assets end of year (000’s)	$50,019		$55,612		$51,912		$42,264	$39,699
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45	%(F)	1.48	%(F)	1.45	%(F)	1.49%	1.39%
Including waiver and/or reimbursement and recapture	1.35	%(F)	1.35	%(F)	1.35	%(F)	1.35%	1.34	%(B)
Net investment income (loss) to average net assets	0.48%		0.80%		0.35%		0.68%	0.74	%(B)
Portfolio turnover rate	71%		51%		36%		38%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.77		$12.87		$13.27		$10.89	$10.98

Investment operations:
Net investment income (loss) (A)	(0.04)		0.01		(0.06)		(0.01)	0.00	(B)(C)
Net realized and unrealized gain (loss)	0.18	(D)	0.89		(0.19)		2.58	(0.09)
Total investment operations	0.14		0.90		(0.25)		2.57	(0.09)

Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.15)		(0.19)	—
Net realized gains	(0.64)		—		—		—	—
Total dividends and/or distributions to shareholders	(0.64)		—		(0.15)		(0.19)	—

Net asset value, end of year	$13.27		$13.77		$12.87		$13.27	$10.89
Total return (E)	0.86%		6.99%		(1.91)%		23.90%	(0.82)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,925		$10,113		$20,289		$44,450	$48,720
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.20	%(F)	2.19	%(F)	2.18	%(F)	2.21%	2.13%
Including waiver and/or reimbursement and recapture	2.10	%(F)	2.10	%(F)	2.10	%(F)	2.10%	2.09	%(C)
Net investment income (loss) to average net assets	(0.31)%		0.04%		(0.41)%		(0.07)%	(0.01	)%(C)
Portfolio turnover rate	71%		51%		36%		38%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.23		$13.20		$13.61		$11.19	$11.17

Investment operations:
Net investment income (loss) (A)	0.10		0.15		0.08		0.11	0.11	(B)
Net realized and unrealized gain (loss)	0.20	(C)	0.91		(0.20)		2.64	(0.08)
Total investment operations	0.30		1.06		(0.12)		2.75	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.03)		(0.29)		(0.33)	(0.01)
Net realized gains	(0.64)		—		—		—	—
Total dividends and/or distributions to shareholders	(0.83)		(0.03)		(0.29)		(0.33)	(0.01)

Net asset value, end of year	$13.70		$14.23		$13.20		$13.61	$11.19
Total return	1.97%		8.07%		(0.94)%		25.20%	0.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,915		$38,582		$32,283		$34,572	$28,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08	%(D)	1.11	%(D)	1.12	%(D)	1.14%	1.04%
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.10	%(D)	1.10	%(D)	1.10%	1.02	%(B)
Net investment income (loss) to average net assets	0.71%		1.09%		0.59%		0.93%	1.04	%(B)
Portfolio turnover rate	71%		51%		36%		38%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class R6
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$14.25		$13.22		$13.62		$11.22	$11.18

Investment operations:
Net investment income (loss) (A)	0.11		0.15		0.10		0.13	0.09	(B)
Net realized and unrealized gain (loss)	0.20	(C)	0.92		(0.20)		2.63	(0.05)
Total investment operations	0.31		1.07		(0.10)		2.76	0.04

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.04)		(0.30)		(0.36)	(0.00	)(D)
Net realized gains	(0.64)		—		—		—	—
Total dividends and/or distributions to shareholders	(0.85)		(0.04)		(0.30)		(0.36)	(0.00	)(D)

Net asset value, end of year	$13.71		$14.25		$13.22		$13.62	$11.22
Total return	2.07%		8.14%		(0.80)%		25.19%	0.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$770		$967		$949		$1,114	$140
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(E)	1.01	%(E)	1.02	%(E)	1.04%	0.95%
Including waiver and/or reimbursement and recapture	0.99	%(E)	1.01	%(E)	1.02	%(E)	1.04%	0.94	%(B)
Net investment income (loss) to average net assets	0.84%		1.08%		0.70%		1.01%	0.82	%(B)
Portfolio turnover rate	71%		51%		36%		38%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class A
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.02	0.00	(B)	0.00	(B)	0.00	(B)(C)
Total investment operations	0.01		0.02	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01	)(D)	(0.02)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (E)	0.53	%(D)	1.64%	0.46%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$274,311		$187,635	$171,707		$191,477		$192,607
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%		0.65%	0.68%		0.78%		0.87%
Including waiver and/or reimbursement and recapture	0.40	%(F)	0.73%	1.25%		0.82	%(G)	0.43	%(C)(G)
Net investment income (loss) to average net assets	0.48%		1.62%	0.44%		0.01%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to financial statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the Fund not paid out the distribution(s).
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class C
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.02		0.01	0.00	(B)	0.00	(B)	0.00	(B)(C)
Total investment operations	0.02		0.01	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.02	)(D)	(0.01)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (E)	1.73	%(D)	0.57%	0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,475		$9,218	$13,477		$19,707		$22,189
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%		1.41%	1.46%		1.56%		1.61%
Including waiver and/or reimbursement and recapture	0.53	%(F)	1.77%	1.69	%(G)	0.81	%(G)	0.43	%(C)(G)
Net investment income (loss) to average net assets	1.41%		0.57%	0.01%		0.01%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to financial statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the Fund not paid out the distribution(s).
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. Transamerica Asset Management, Inc. stopped these earlier recaptures as of March 1, 2019, but could recapture available amounts in the future. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.02	0.01		0.00	(B)	0.00	(B)(C)
Total investment operations	0.01		0.02	0.01		0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.02)	(0.01)		(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00
Total return	0.52%		1.89%	0.95%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,804		$18,213	$21,281		$21,578		$21,185
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%		0.50%	0.52%		0.62%		0.69%
Including waiver and/or reimbursement and recapture	0.31	%(D)	0.48%	0.76	%(E)	0.82	%(E)	0.43	%(C)(E)
Net investment income (loss) to average net assets	0.48%		1.87%	0.94%		0.01%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)

Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market
	Class I2
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.01		0.01	0.00	(B)	0.00	(B)	0.00	(B)(C)
Total investment operations	0.01		0.01	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.01)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00		$1.00
Total return	0.65%		1.42%	0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,378		$5,400	$4,017		$7,850		$11,954
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%		0.30%	0.32%		0.43%		0.48%
Including waiver and/or reimbursement and recapture	0.18	%(D)	0.88%	1.64%		0.79	%(E)	0.43	%(C)(E)
Net investment income (loss) to average net assets	0.61%		1.47%	0.00	%(F)	0.01%		0.01	%(C)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)

Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class I3
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00		$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.01		0.02		0.01	0.00	(C)
Total investment operations	0.01		0.02		0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.02)		(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00		$1.00	$1.00
Total return	0.65%		2.07%		1.41%	0.34	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$85,900		$134,883		$106,431	$122,549
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%		0.30%		0.32%	0.40	%(E)
Including waiver and/or reimbursement and recapture	0.19	%(F)	0.30	%(G)	0.30%	0.30	%(E)(H)
Net investment income (loss) to average net assets	0.68%		2.02%		1.41%	0.86	%(E)

(A)	Commenced operations on May 19, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)

Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R2
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.02	0.01	0.00	(C)
Total investment operations	0.00	(C)	0.02	0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00	$1.00	$1.00
Total return	0.35%		1.56%	0.91%	0.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,017,445		$910,347	$728,262	$634,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%		0.85%	0.88%	0.91	%(E)
Including waiver and/or reimbursement and recapture	0.49	%(F)	0.80%	0.80%	0.80	%(E)
Net investment income (loss) to average net assets	0.34%		1.54%	0.92%	0.30	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Government Money Market
	Class R4
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$1.00		$1.00	$1.00	$1.00

Investment operations:
Net investment income (loss) (B)	0.01		0.02	0.01	0.00	(C)
Total investment operations	0.01		0.02	0.01	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.02)	(0.01)	(0.00	)(C)

Net asset value, end of period/year	$1.00		$1.00	$1.00	$1.00
Total return	0.60%		1.86%	1.21%	0.03	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$91,021		$117,731	$174,150	$190,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%		0.55%	0.57%	0.65	%(E)
Including waiver and/or reimbursement and recapture	0.24	%(F)	0.50%	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	0.59%		1.85%	1.19%	0.61	%(E)

(A)	Commenced operations on October 13, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class I3
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.00	$9.79		$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.29	0.25		0.21	0.09
Net realized and unrealized gain (loss)	(0.01)	0.27		(0.15)	(0.04)
Total investment operations	0.28	0.52		0.06	0.05

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.31)		(0.24)	(0.08)

Net asset value, end of period/year	$9.97	$10.00		$9.79	$9.97
Total return	2.91%	5.38%		0.57%	0.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$124,051	$185,244		$231,291	$242,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.46%	0.45%		0.44%	0.48	%(D)
Including waiver and/or reimbursement and recapture	0.46%	0.45	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.95%	2.55%		2.16%	1.63	%(D)
Portfolio turnover rate	93%	69%		120%	31	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.02		$9.82		$9.99	$10.00

Investment operations:
Net investment income (loss) (B)	0.23		0.20		0.16	0.06
Net realized and unrealized gain (loss)	(0.00	)(C)	0.26		(0.15)	(0.03)
Total investment operations	0.23		0.46		0.01	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.26)		(0.18)	(0.04)

Net asset value, end of period/year	$9.99		$10.02		$9.82	$9.99
Total return	2.41%		4.85%		0.14%	0.32	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,762		$12,401		$13,520	$19,443
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%		0.94%		0.93%	0.97	%(E)
Including waiver and/or reimbursement and recapture	0.95%		0.94	%(F)	0.90%	0.97	%(E)
Net investment income (loss) to average net assets	2.36%		2.00%		1.60%	1.03	%(E)
Portfolio turnover rate	93%		69%		120%	31	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica High Quality Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.00	$9.79	$9.97	$9.98		$10.03		$10.17

Investment operations:
Net investment income (loss) (D)	0.27	0.22	0.19	0.11		0.14		0.10
Net realized and unrealized gain (loss)	(0.01)	0.28	(0.16)	0.01	(E)	(0.01)		(0.06)
Total investment operations	0.26	0.50	0.03	0.12		0.13		0.04

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.29)	(0.21)	(0.13)		(0.18)		(0.18)

Net asset value, end of period/year	$9.97	$10.00	$9.79	$9.97		$9.98		$10.03
Total return	2.72%	5.15%	0.31%	1.13	%(F)	1.31%		0.38%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,366	$41,701	$37,838	$40,216		$56,312		$57,227
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.69%	0.75	%(G)	0.78%		0.76%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.66	%(G)(H)	0.64	%(I)	0.65%
Net investment income (loss) to average net assets	2.69%	2.24%	1.89%	1.33	%(G)	1.34%		1.01%
Portfolio turnover rate	93%	69%	120%	31	%(F)	92%		70%

(A)	Transamerica Partners Institutional High Quality Bond reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional High Quality Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 1.01-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.01	$8.86	$9.34	$9.06	$8.97

Investment operations:
Net investment income (loss) (A)	0.40	0.48	0.50	0.48	0.49	(B)
Net realized and unrealized gain (loss)	(0.42)	0.16	(0.49)	0.30	0.10
Total investment operations	(0.02)	0.64	0.01	0.78	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.49)	(0.49)	(0.50)	(0.50)

Net asset value, end of year	$8.56	$9.01	$8.86	$9.34	$9.06
Total return (C)	(0.10)%	7.79%	(0.20)%	8.63%	6.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$78,109	$94,450	$87,028	$104,904	$114,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.09%	1.08%	1.04%	1.02%
Including waiver and/or reimbursement and recapture	1.03%	1.05%	1.00%	1.04%	1.01	%(B)
Net investment income (loss) to average net assets	4.68%	5.36%	5.45%	5.24%	5.64	%(B)
Portfolio turnover rate	37%	38%	35%	39%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$8.97	$8.81	$9.30	$9.02	$8.92

Investment operations:
Net investment income (loss) (A)	0.34	0.42	0.43	0.42	0.43	(B)
Net realized and unrealized gain (loss)	(0.42)	0.16	(0.50)	0.29	0.10
Total investment operations	(0.08)	0.58	(0.07)	0.71	0.53

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.42)	(0.42)	(0.43)	(0.43)

Net asset value, end of year	$8.52	$8.97	$8.81	$9.30	$9.02
Total return (C)	(0.82)%	6.88%	(0.88)%	7.91%	6.34%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,387	$26,922	$31,361	$46,129	$51,787
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%	1.76%	1.75%	1.73%	1.74%
Including waiver and/or reimbursement and recapture	1.74%	1.75%	1.72%	1.73%	1.73	%(B)
Net investment income (loss) to average net assets	4.00%	4.68%	4.74%	4.56%	4.93	%(B)
Portfolio turnover rate	37%	38%	35%	39%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.06		$8.91		$9.40	$9.13	$9.03

Investment operations:
Net investment income (loss) (A)	0.43		0.51		0.52	0.52	0.52	(B)
Net realized and unrealized gain (loss)	(0.39)		0.16		(0.49)	0.28	0.10
Total investment operations	0.04		0.67		0.03	0.80	0.62

Dividends and/or distributions to shareholders:
Net investment income	(0.47)		(0.52)		(0.52)	(0.53)	(0.52)

Net asset value, end of year	$8.63		$9.06		$8.91	$9.40	$9.13
Total return	0.57%		7.93%		0.17%	8.83%	7.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$520,044		$67,078		$80,141	$164,626	$155,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%		0.74%		0.74%	0.73%	0.73%
Including waiver and/or reimbursement and recapture	0.62	%(C)	0.74	%(D)	0.71%	0.73%	0.72	%(B)
Net investment income (loss) to average net assets	4.96%		5.66%		5.67%	5.54%	5.86	%(B)
Portfolio turnover rate	37%		38%		35%	39%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2023.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.10	$8.94		$9.43	$9.15	$9.05

Investment operations:
Net investment income (loss) (A)	0.44	0.52		0.54	0.53	0.53	(B)
Net realized and unrealized gain (loss)	(0.43)	0.17		(0.50)	0.29	0.10
Total investment operations	0.01	0.69		0.04	0.82	0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)		(0.53)	(0.54)	(0.53)

Net asset value, end of year	$8.64	$9.10		$8.94	$9.43	$9.15
Total return	0.28%	8.17%		0.30%	9.05%	7.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,054,363	$477,381		$472,589	$858,441	$958,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%		0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.63	%(C)	0.61%	0.63%	0.62	%(B)
Net investment income (loss) to average net assets	5.14%	5.80%		5.83%	5.65%	6.01	%(B)
Portfolio turnover rate	37%	38%		35%	39%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class I3
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.10	$8.93		$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.44	0.52		0.54	0.32
Net realized and unrealized gain (loss)	(0.43)	0.18		(0.50)	0.18
Total investment operations	0.01	0.70		0.04	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)		(0.54)	(0.32)

Net asset value, end of period/year	$8.64	$9.10		$8.93	$9.43
Total return	0.28%	8.02%		0.33%	5.51	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$218,199	$279,020		$298,604	$380,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%		0.63%	0.63	%(D)
Including waiver and/or reimbursement and recapture	0.60%	0.63	%(E)	0.60%	0.60	%(D)
Net investment income (loss) to average net assets	5.11%	5.79%		5.85%	5.69	%(D)
Portfolio turnover rate	37%	38%		35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.10	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.40	0.48	0.49	0.29
Net realized and unrealized gain (loss)	(0.43)	0.17	(0.50)	0.19
Total investment operations	(0.03)	0.65	(0.01)	0.48

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.48)	(0.49)	(0.30)

Net asset value, end of period/year	$8.64	$9.10	$8.93	$9.43
Total return	(0.23)%	7.51%	(0.17)%	5.19	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$32,169	$35,439	$42,802	$55,724
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.26%	1.23%	1.14	%(D)
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10	%(D)
Net investment income (loss) to average net assets	4.63%	5.33%	5.35%	5.12	%(D)
Portfolio turnover rate	37%	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$9.10	$8.93	$9.43	$9.25

Investment operations:
Net investment income (loss) (B)	0.42	0.50	0.52	0.31
Net realized and unrealized gain (loss)	(0.43)	0.18	(0.51)	0.18
Total investment operations	(0.01)	0.68	0.01	0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.51)	(0.51)	(0.31)

Net asset value, end of period/year	$8.64	$9.10	$8.93	$9.43
Total return	0.03%	7.78%	0.08%	5.35	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$621,798	$396,605	$361,072	$369,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.88%	0.88%	0.88	%(D)
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	0.85	%(D)
Net investment income (loss) to average net assets	4.86%	5.56%	5.61%	5.43	%(D)
Portfolio turnover rate	37%	38%	35%	39%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.10	$8.94		$9.43	$9.15	$9.05

Investment operations:
Net investment income (loss) (A)	0.44	0.52		0.54	0.54	0.52	(B)
Net realized and unrealized gain (loss)	(0.43)	0.17		(0.50)	0.28	0.11
Total investment operations	0.01	0.69		0.04	0.82	0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.53)		(0.53)	(0.54)	(0.53)

Net asset value, end of year	$8.64	$9.10		$8.94	$9.43	$9.15
Total return	0.28%	8.05%		0.29%	9.06%	7.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$44,075	$44,675		$29,499	$34,335	$4,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.63%		0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.63	%(C)	0.61%	0.63%	0.61	%(B)
Net investment income (loss) to average net assets	5.14%	5.77%		5.85%	5.73%	5.81	%(B)
Portfolio turnover rate	37%	38%		35%	39%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica High Yield ESG
	Class I		Class I2
	October 31, 2020 (A)		October 31, 2020 (A)
Net asset value, beginning of period	$10.00		$10.00

Investment operations:
Net investment income (loss) (B)	0.08		0.08
Net realized and unrealized gain (loss)	(0.09)		(0.09)
Total investment operations	(0.01)		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.09)

Net asset value, end of period	$9.90		$9.90
Total return	(0.08	)%(C)	(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$999		$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02	%(D)	1.92	%(D)
Including waiver and/or reimbursement and recapture	0.77	%(D)(E)	0.75	%(D)
Net investment income (loss) to average net assets	3.09	%(D)	3.11	%(D)
Portfolio turnover rate	3	%(C)	3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees on Class I shares through March 1, 2022.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.98	$11.34	$11.60	$11.88	$11.47

Investment operations:
Net investment income (loss) (A)	0.38	0.42	0.40	0.34	0.31	(B)
Net realized and unrealized gain (loss)	(0.32)	0.64	(0.26)	(0.11)	0.47
Total investment operations	0.06	1.06	0.14	0.23	0.78

Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.42)	(0.40)	(0.35)	(0.30)
Net realized gains	—	—	—	(0.16)	(0.07)
Return of capital	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.45)	(0.42)	(0.40)	(0.51)	(0.37)

Net asset value, end of year	$11.59	$11.98	$11.34	$11.60	$11.88
Total return (C)	0.60%	9.54%	1.19%	2.26%	6.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,111	$22,116	$30,521	$34,191	$58,848
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.07%	1.04%	1.00%	1.04%	0.98%
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91%	0.91	%(B)
Net investment income (loss) to average net assets	3.22%	3.63%	3.45%	3.02%	2.59	%(B)
Portfolio turnover rate	37%	54%	119%	115%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.99	$11.35	$11.61	$11.88	$11.48

Investment operations:
Net investment income (loss) (A)	0.31	0.36	0.33	0.28	0.24	(B)
Net realized and unrealized gain (loss)	(0.32)	0.64	(0.26)	(0.11)	0.46
Total investment operations	(0.01)	1.00	0.07	0.17	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.36)	(0.33)	(0.28)	(0.23)
Net realized gains	—	—	—	(0.16)	(0.07)
Return of capital	(0.03)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.36)	(0.33)	(0.44)	(0.30)

Net asset value, end of year	$11.60	$11.99	$11.35	$11.61	$11.88
Total return (C)	—%	8.89%	0.59%	1.64%	6.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,731	$11,561	$11,389	$12,109	$13,670
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.82%	1.81%	1.76%	1.80%	1.73%
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51%	1.51	%(B)
Net investment income (loss) to average net assets	2.63%	3.05%	2.84%	2.42%	2.02	%(B)
Portfolio turnover rate	37%	54%	119%	115%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.00	$11.36	$11.62	$11.89	$11.48

Investment operations:
Net investment income (loss) (A)	0.39	0.44	0.42	0.36	0.33	(B)
Net realized and unrealized gain (loss)	(0.33)	0.64	(0.26)	(0.10)	0.46
Total investment operations	0.06	1.08	0.16	0.26	0.79

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.44)	(0.42)	(0.37)	(0.31)
Net realized gains	—	—	—	(0.16)	(0.07)
Return of capital	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.42)	(0.53)	(0.38)

Net asset value, end of year	$11.59	$12.00	$11.36	$11.62	$11.89
Total return	0.58%	9.70%	1.35%	2.41%	6.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$62,566	$75,539	$61,523	$57,151	$55,795
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.86%	0.84%	0.79%	0.83%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.76%	0.76	%(B)
Net investment income (loss) to average net assets	3.37%	3.79%	3.59%	3.17%	2.76	%(B)
Portfolio turnover rate	37%	54%	119%	115%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$12.00	$11.36	$11.62	$11.89	$12.10

Investment operations:
Net investment income (loss) (B)	0.39	0.45	0.42	0.37	0.03
Net realized and unrealized gain (loss)	(0.31)	0.64	(0.26)	(0.11)	(0.21	)(C)
Total investment operations	0.08	1.09	0.16	0.26	(0.18)

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.45)	(0.42)	(0.37)	(0.03)
Net realized gains	—	—	—	(0.16)	—
Return of capital	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.48)	(0.45)	(0.42)	(0.53)	(0.03)

Net asset value, end of period/year	$11.60	$12.00	$11.36	$11.62	$11.89
Total return	0.77%	9.73%	1.42%	2.44%	(1.47	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11	$10	$10	$10
Expenses to average net assets (E)	0.75%	0.73%	0.68%	0.72%	0.66	%(F)
Net investment income (loss) to average net assets	3.39%	3.83%	3.67%	3.21%	3.22	%(F)
Portfolio turnover rate	37%	54%	119%	115%	61%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class A
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.26		$9.58		$9.97		$9.99	$9.57

Investment operations:
Net investment income (loss) (A)	0.10		0.16		0.20		0.14	0.08	(B)
Net realized and unrealized gain (loss)	0.51		0.67		(0.38)		(0.03)	0.34
Total investment operations	0.61		0.83		(0.18)		0.11	0.42

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.15)		(0.21)		(0.13)	—

Net asset value, end of year	$10.78		$10.26		$9.58		$9.97	$9.99
Total return (C)	5.99%		8.73%		(1.81)%		1.11%	4.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$866		$778		$719		$634	$645
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10	%(D)	1.07	%(D)	0.95	%(D)	1.55%	1.00%
Including waiver and/or reimbursement and recapture	1.00	%(D)	1.00	%(D)	1.00	%(D)	1.00%	0.99	%(B)
Net investment income (loss) to average net assets	0.97%		1.59%		2.02%		1.39%	0.81	%(B)
Portfolio turnover rate	28%		23%		36%		41%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.04		$9.41		$9.81		$9.84	$9.50

Investment operations:
Net investment income (loss) (A)	0.05		0.08		0.13		0.07	0.01	(B)
Net realized and unrealized gain (loss)	0.47		0.66		(0.38)		(0.03)	0.33
Total investment operations	0.52		0.74		(0.25)		0.04	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.11)		(0.15)		(0.07)	—

Net asset value, end of year	$10.52		$10.04		$9.41		$9.81	$9.84
Total return (C)	5.23%		7.90%		(2.59)%		0.46%	3.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$562		$529		$456		$709	$517
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80	%(D)	1.80	%(D)	1.81	%(D)	1.80%	1.77%
Including waiver and/or reimbursement and recapture	1.75	%(D)	1.75	%(D)	1.75	%(D)	1.75%	1.74	%(B)
Net investment income (loss) to average net assets	0.44%		0.80%		1.35%		0.70%	0.12	%(B)
Portfolio turnover rate	28%		23%		36%		41%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.32		$9.63		$10.03		$10.03	$9.59

Investment operations:
Net investment income (loss) (A)	0.16		0.18		0.18		0.17	0.10	(B)
Net realized and unrealized gain (loss)	0.49		0.68		(0.34)		(0.03)	0.34
Total investment operations	0.65		0.86		(0.16)		0.14	0.44

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.17)		(0.24)		(0.14)	—

Net asset value, end of year	$10.86		$10.32		$9.63		$10.03	$10.03
Total return	6.33%		8.97%		(1.67)%		1.47%	4.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,897		$4,658		$2,156		$270	$1,336
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(C)	0.82	%(C)	0.82	%(C)	0.81%	0.79%
Including waiver and/or reimbursement and recapture	0.73	%(C)	0.75	%(C)	0.75	%(C)	0.75%	0.74	%(B)
Net investment income (loss) to average net assets	1.48%		1.80%		1.81%		1.76%	0.98	%(B)
Portfolio turnover rate	28%		23%		36%		41%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.35		$9.65		$10.05		$10.05	$9.60

Investment operations:
Net investment income (loss) (A)	0.15		0.19		0.24		0.17	0.10	(B)
Net realized and unrealized gain (loss)	0.49		0.68		(0.40)		(0.02)	0.35
Total investment operations	0.64		0.87		(0.16)		0.15	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.17)		(0.24)		(0.15)	—

Net asset value, end of year	$10.88		$10.35		$9.65		$10.05	$10.05
Total return	6.23%		9.09%		(1.63)%		1.53%	4.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$86,849		$121,491		$148,450		$171,965	$178,853
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(C)	0.71	%(C)	0.70	%(C)	0.70%	0.68%
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.71	%(C)	0.70	%(C)	0.70%	0.67	%(B)
Net investment income (loss) to average net assets	1.46%		1.86%		2.38%		1.67%	0.99	%(B)
Portfolio turnover rate	28%		23%		36%		41%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$10.35		$9.66		$10.05		$10.05	$9.92

Investment operations:
Net investment income (loss) (B)	0.16		0.19		0.24		0.17	0.03	(C)
Net realized and unrealized gain (loss)	0.49		0.67		(0.39)		(0.02)	0.10
Total investment operations	0.65		0.86		(0.15)		0.15	0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.17)		(0.24)		(0.15)	—

Net asset value, end of period/year	$10.89		$10.35		$9.66		$10.05	$10.05
Total return	6.33%		8.97%		(1.53)%		1.53%	1.31	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$59		$55		$51		$51	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72	%(E)	0.71	%(E)	0.70	%(E)	0.70%	0.66	%(F)
Including waiver and/or reimbursement and recapture	0.72	%(E)	0.71	%(E)	0.70	%(E)	0.70%	0.64	%(C)(F)
Net investment income (loss) to average net assets	1.47%		1.87%		2.37%		1.69%	1.15	%(C)(F)
Portfolio turnover rate	28%		23%		36%		41%	39%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.21	$9.63	$9.97	$10.00

Investment operations:
Net investment income (loss) (B)	0.12	0.17	0.26	0.08
Net realized and unrealized gain (loss)	0.65	0.65	(0.34)	(0.06)
Total investment operations	0.77	0.82	(0.08)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.24)	(0.26)	(0.05)

Net asset value, end of period/year	$10.84	$10.21	$9.63	$9.97
Total return	7.59%	8.58%	(0.88)%	0.16	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$99,722	$104,687	$111,874	$144,334
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.51%	0.49%	0.56%	0.52	%(E)
Including waiver and/or reimbursement and recapture	0.52%	0.47%	0.40%	0.40	%(E)
Net investment income (loss) to average net assets	1.14%	1.73%	2.59%	1.45	%(E)
Portfolio turnover rate	16%	14%	134%	51	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.23	$9.65	$9.98	$10.00

Investment operations:
Net investment income (loss) (B)	0.07	0.11	0.21	0.05
Net realized and unrealized gain (loss)	0.65	0.67	(0.34)	(0.07)
Total investment operations	0.72	0.78	(0.13)	(0.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.20)	(0.20)	(0.00	)(C)

Net asset value, end of period/year	$10.85	$10.23	$9.65	$9.98
Total return	7.08%	8.24%	(1.29)%	(0.20	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,488	$9,125	$10,508	$12,683
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.00%	0.98%	1.05%	1.01	%(F)
Including waiver and/or reimbursement and recapture	0.99%	1.00%	0.92%	1.00	%(F)
Net investment income (loss) to average net assets	0.69%	1.13%	2.07%	0.85	%(F)
Portfolio turnover rate	16%	14%	134%	51	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.23		$9.63		$9.97		$9.93		$9.69		$9.93

Investment operations:
Net investment income (loss) (D)	0.11		0.10		0.23		0.12		0.11		(0.01)
Net realized and unrealized gain (loss)	0.64		0.72		(0.34)		0.01	(E)	0.26		(0.21)
Total investment operations	0.75		0.82		(0.11)		0.13		0.37		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.22)		(0.23)		(0.09)		(0.13)		—
Return of capital	—		—		—		—		—		(0.02)
Total dividends and/or distributions to shareholders	(0.12)		(0.22)		(0.23)		(0.09)		(0.13)		(0.02)

Net asset value, end of period/year	$10.86		$10.23		$9.63		$9.97		$9.93		$9.69
Total return	7.39%		8.58%		(1.15)%		1.37	%(F)	3.76%		(2.18)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,012		$2,340		$15,421		$23,203		$63,638		$76,421
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(G)	0.74	%(G)	0.81	%(G)	0.81	%(G)(H)	0.82%		0.80%
Including waiver and/or reimbursement and recapture	0.64	%(G)	0.65	%(G)	0.65	%(G)(I)	0.66	%(G)(H)(I)	0.64	%(J)	0.65%
Net investment income (loss) to average net assets	1.04%		1.07%		2.33%		1.41	%(H)	1.13%		(0.13)%
Portfolio turnover rate	16%		14%		134%		51	%(F)	52%		54%

(A)	Transamerica Partners Institutional Inflation-Protected Securities reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Inflation-Protected Securities, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 0.97-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(J)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I2
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.50	$9.70		$10.20	$10.08

Investment operations:
Net investment income (loss) (B)	0.23	0.28		0.27	0.14
Net realized and unrealized gain (loss)	0.37	0.81		(0.49)	0.14
Total investment operations	0.60	1.09		(0.22)	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.29)		(0.28)	(0.16)

Net asset value, end of period/year	$10.85	$10.50		$9.70	$10.20
Total return	5.74%	11.39%		(2.22)%	2.92	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,275,122	$1,826,481		$1,971,571	$2,058,090
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%		0.41%	0.43	%(D)
Including waiver and/or reimbursement and recapture	0.42%	0.42	%(E)	0.41%	0.43	%(D)
Net investment income (loss) to average net assets	2.16%	2.77%		2.68%	2.29	%(D)
Portfolio turnover rate	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class I3
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.51	$9.72		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.23	0.28		0.27	0.14
Net realized and unrealized gain (loss)	0.38	0.80		(0.49)	0.15
Total investment operations	0.61	1.08		(0.22)	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.29)		(0.28)	(0.15)

Net asset value, end of period/year	$10.87	$10.51		$9.72	$10.22
Total return	5.83%	11.26%		(2.21)%	2.87	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$385,809	$485,794		$697,789	$628,055
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.42%		0.41%	0.42	%(D)
Including waiver and/or reimbursement and recapture	0.42%	0.42	%(E)	0.40%	0.40	%(D)
Net investment income (loss) to average net assets	2.14%	2.78%		2.70%	2.33	%(D)
Portfolio turnover rate	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$10.52	$9.73		$10.22	$10.08

Investment operations:
Net investment income (loss) (B)	0.18	0.23		0.22	0.11
Net realized and unrealized gain (loss)	0.37	0.80		(0.48)	0.14
Total investment operations	0.55	1.03		(0.26)	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.24)		(0.23)	(0.11)

Net asset value, end of period/year	$10.88	$10.52		$9.73	$10.22
Total return	5.29%	10.68%		(2.61)%	2.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$42,002	$51,335		$94,748	$112,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.91%		0.91%	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.92%	0.91	%(E)	0.90%	0.91	%(D)
Net investment income (loss) to average net assets	1.64%	2.29%		2.18%	1.75	%(D)
Portfolio turnover rate	46%	49%		49%	22	%(C)

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.52	$9.72	$10.22	$10.03		$10.04		$10.32

Investment operations:
Net investment income (loss) (D)	0.20	0.26	0.24	0.17		0.22		0.21
Net realized and unrealized gain (loss)	0.37	0.81	(0.49)	0.21		0.10		(0.18)
Total investment operations	0.57	1.07	(0.25)	0.38		0.32		0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.27)	(0.25)	(0.19)		(0.24)		(0.23)
Net realized gains	—	—	—	—		(0.09)		(0.08)
Total dividends and/or distributions to shareholders	(0.22)	(0.27)	(0.25)	(0.19)		(0.33)		(0.31)

Net asset value, end of period/year	$10.87	$10.52	$9.72	$10.22		$10.03		$10.04
Total return	5.49%	11.10%	(2.46)%	3.75	%(E)	3.21%		0.21%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$162,185	$178,769	$181,447	$291,565		$317,150		$373,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%	0.67%	0.66%	0.68	%(F)	0.71%		0.71%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.65	%(F)	0.63	%(G)	0.65%
Net investment income (loss) to average net assets	1.90%	2.54%	2.41%	1.99	%(F)	2.08%		1.99%
Portfolio turnover rate	46%	49%	49%	22	%(E)	50%		46%

(A)	Transamerica Partners Institutional Core Bond reorganized into the Fund on March 24, 2017. Prior to March 24, 2017, information provided reflects Transamerica Partners Institutional Core Bond, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 24, 2017, the Fund underwent a 1.06-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 24, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.80	$11.06	$11.40	$11.57	$11.31

Investment operations:
Net investment income (loss) (A)	0.19	0.28	0.26	0.23	0.21	(B)
Net realized and unrealized gain (loss)	0.13	0.75	(0.34)	(0.10)	0.30
Total investment operations	0.32	1.03	(0.08)	0.13	0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.26)	(0.23)	(0.20)
Net realized gains	—	—	—	(0.07)	(0.05)
Return of capital	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.28)	(0.29)	(0.26)	(0.30)	(0.25)

Net asset value, end of year	$11.84	$11.80	$11.06	$11.40	$11.57
Total return (C)	2.73%	9.35%	(0.73)%	1.20%	4.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$245,980	$218,941	$269,452	$312,347	$426,748
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.75%	0.78%	0.77%	0.78%	0.78%
Including waiver and/or reimbursement and recapture	0.65%	0.68%	0.67%	0.68%	0.68	%(B)
Net investment income (loss) to average net assets	1.65%	2.47%	2.29%	2.00%	1.79	%(B)
Portfolio turnover rate	20%	14%	34%	55%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.78	$11.03	$11.38	$11.54	$11.28

Investment operations:
Net investment income (loss) (A)	0.12	0.21	0.19	0.16	0.14	(B)
Net realized and unrealized gain (loss)	0.13	0.75	(0.35)	(0.09)	0.31
Total investment operations	0.25	0.96	(0.16)	0.07	0.45

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.21)	(0.19)	(0.16)	(0.14)
Net realized gains	—	—	—	(0.07)	(0.05)
Return of capital	(0.03)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.21)	(0.21)	(0.19)	(0.23)	(0.19)

Net asset value, end of year	$11.82	$11.78	$11.03	$11.38	$11.54
Total return (C)	2.10%	8.80%	(1.43)%	0.67%	4.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$138,959	$143,332	$148,672	$180,744	$199,784
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.52%	1.55%	1.53%	1.54%	1.53%
Including waiver and/or reimbursement and recapture	1.27%	1.30%	1.28%	1.29%	1.29	%(B)
Net investment income (loss) to average net assets	1.03%	1.86%	1.67%	1.39%	1.18	%(B)
Portfolio turnover rate	20%	14%	34%	55%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.85	$11.11	$11.46	$11.62	$11.36

Investment operations:
Net investment income (loss) (A)	0.21	0.30	0.27	0.24	0.22	(B)
Net realized and unrealized gain (loss)	0.12	0.74	(0.35)	(0.09)	0.30
Total investment operations	0.33	1.04	(0.08)	0.15	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.30)	(0.27)	(0.24)	(0.21)
Net realized gains	—	—	—	(0.07)	(0.05)
Return of capital	(0.04)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.30)	(0.27)	(0.31)	(0.26)

Net asset value, end of year	$11.88	$11.85	$11.11	$11.46	$11.62
Total return	2.81%	9.45%	(0.71)%	1.39%	4.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,888,406	$1,354,326	$999,826	$914,290	$833,151
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.59%	0.58%	0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.49%	0.56%	0.58%	0.59%	0.61	%(B)
Net investment income (loss) to average net assets	1.80%	2.59%	2.38%	2.09%	1.86	%(B)
Portfolio turnover rate	20%	14%	34%	55%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Muni
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.86	$11.11	$11.46	$11.62	$11.78

Investment operations:
Net investment income (loss) (B)	0.21	0.31	0.28	0.25	0.02
Net realized and unrealized gain (loss)	0.13	0.75	(0.35)	(0.09)	(0.16	)(C)
Total investment operations	0.34	1.06	(0.07)	0.16	(0.14)

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.31)	(0.28)	(0.25)	(0.02)
Net realized gains	—	—	—	(0.07)	—
Return of capital	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.31)	(0.28)	(0.32)	(0.02)

Net asset value, end of period/year	$11.90	$11.86	$11.11	$11.46	$11.62
Total return	2.94%	9.64%	(0.60)%	1.49%	(1.18	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11	$10	$10	$10
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.46%	0.48%	0.47%	0.48%	0.48	%(F)
Including waiver and/or reimbursement and recapture	0.46%	0.48%	0.47%	0.48%	0.48	%(F)
Net investment income (loss) to average net assets	1.80%	2.68%	2.49%	2.20%	2.02	%(F)
Portfolio turnover rate	20%	14%	34%	55%	34%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.65	$17.30	$19.29	$16.49	$17.37

Investment operations:
Net investment income (loss) (A)	0.20	0.32	0.33	0.43	0.29	(B)
Net realized and unrealized gain (loss)	(1.69)	0.83	(1.79)	2.61	(0.78)
Total investment operations	(1.49)	1.15	(1.46)	3.04	(0.49)

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.28)	(0.53)	(0.20)	(0.30)
Net realized gains	—	(0.52)	—	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.43)	(0.80)	(0.53)	(0.24)	(0.39)

Net asset value, end of year	$15.73	$17.65	$17.30	$19.29	$16.49
Total return (C)	(8.77)%	7.28%	(7.82)%	18.72%	(2.83)%

Ratio and supplemental data:
Net assets end of year (000’s)	$147,674	$153,300	$202,462	$274,610	$313,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.28%	1.23%	1.20%	1.24%
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.22%	1.20%	1.30	%(B)
Net investment income (loss) to average net assets	1.22%	1.94%	1.74%	2.43%	1.78	%(B)
Portfolio turnover rate	18%	13%	21%	22%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.34	$16.97	$18.97	$16.22	$17.11

Investment operations:
Net investment income (loss) (A)	0.07	0.19	0.21	0.29	0.17	(B)
Net realized and unrealized gain (loss)	(1.66)	0.83	(1.78)	2.58	(0.76)
Total investment operations	(1.59)	1.02	(1.57)	2.87	(0.59)

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.13)	(0.43)	(0.08)	(0.21)
Net realized gains	—	(0.52)	—	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.29)	(0.65)	(0.43)	(0.12)	(0.30)

Net asset value, end of year	$15.46	$17.34	$16.97	$18.97	$16.22
Total return (C)	(9.38)%	6.50%	(8.49)%	17.88%	(3.47)%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,884	$46,960	$64,847	$72,542	$60,630
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%	1.96%	1.94%	1.94%	1.96%
Including waiver and/or reimbursement and recapture	1.96%	1.96%	1.94%	1.94%	1.96	%(B)
Net investment income (loss) to average net assets	0.45%	1.15%	1.12%	1.64%	1.07	%(B)
Portfolio turnover rate	18%	13%	21%	22%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.89	$17.54	$19.55	$16.73	$17.60

Investment operations:
Net investment income (loss) (A)	0.26	0.39	0.42	0.50	0.36	(B)
Net realized and unrealized gain (loss)	(1.70)	0.83	(1.83)	2.63	(0.79)
Total investment operations	(1.44)	1.22	(1.41)	3.13	(0.43)

Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.35)	(0.60)	(0.27)	(0.35)
Net realized gains	—	(0.52)	—	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.50)	(0.87)	(0.60)	(0.31)	(0.44)

Net asset value, end of year	$15.95	$17.89	$17.54	$19.55	$16.73
Total return	(8.38)%	7.66%	(7.49)%	19.09%	(2.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,891,398	$2,210,381	$2,495,943	$2,242,175	$1,552,632
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89%	0.90%
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.89%	0.89%	0.90	%(B)
Net investment income (loss) to average net assets	1.58%	2.31%	2.17%	2.77%	2.20	%(B)
Portfolio turnover rate	18%	13%	21%	22%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$17.91	$17.57	$19.58	$16.75	$17.62

Investment operations:
Net investment income (loss) (A)	0.28	0.39	0.43	0.52	0.37	(B)
Net realized and unrealized gain (loss)	(1.70)	0.84	(1.82)	2.63	(0.79)
Total investment operations	(1.42)	1.23	(1.39)	3.15	(0.42)

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.62)	(0.28)	(0.36)
Net realized gains	—	(0.52)	—	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.62)	(0.32)	(0.45)

Net asset value, end of year	$15.97	$17.91	$17.57	$19.58	$16.75
Total return	(8.28)%	7.72%	(7.40)%	19.23%	(2.38)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,387,536	$1,910,356	$2,186,243	$2,298,782	$1,704,610
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.80	%(B)
Net investment income (loss) to average net assets	1.69%	2.31%	2.21%	2.87%	2.27	%(B)
Portfolio turnover rate	18%	13%	21%	22%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$18.04	$17.68	$19.58	$17.24

Investment operations:
Net investment income (loss) (B)	0.29	0.41	0.43	0.45
Net realized and unrealized gain (loss)	(1.73)	0.84	(1.84)	1.89
Total investment operations	(1.44)	1.25	(1.41)	2.34

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.49)	—
Net realized gains	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.49)	—

Net asset value, end of period/year	$16.08	$18.04	$17.68	$19.58
Total return	(8.34)%	7.78%	(7.41)%	13.57	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,877	$210,438	$218,378	$270,144
Expenses to average net assets	0.77%	0.77%	0.79%	0.79	%(D)
Net investment income (loss) to average net assets	1.74%	2.40%	2.21%	3.70	%(D)
Portfolio turnover rate	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$18.03	$17.65	$19.51	$17.24

Investment operations:
Net investment income (loss) (B)	0.20	0.32	0.34	0.48
Net realized and unrealized gain (loss)	(1.72)	0.84	(1.83)	1.79
Total investment operations	(1.52)	1.16	(1.49)	2.27

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.26)	(0.37)	—
Net realized gains	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.43)	(0.78)	(0.37)	—

Net asset value, end of period/year	$16.08	$18.03	$17.65	$19.51
Total return	(8.75)%	7.23%	(7.89)%	13.22	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$25,413	$31,770	$37,376	$45,713
Expenses to average net assets	1.26%	1.26%	1.28%	1.29	%(D)
Net investment income (loss) to average net assets	1.18%	1.89%	1.72%	4.08	%(D)
Portfolio turnover rate	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Equity
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$18.01	$17.65	$19.54	$17.24

Investment operations:
Net investment income (loss) (B)	0.24	0.36	0.38	0.48
Net realized and unrealized gain (loss)	(1.71)	0.83	(1.82)	1.82
Total investment operations	(1.47)	1.19	(1.44)	2.30

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.31)	(0.45)	—
Net realized gains	—	(0.52)	—	—
Total dividends and/or distributions to shareholders	(0.48)	(0.83)	(0.45)	—

Net asset value, end of period/year	$16.06	$18.01	$17.65	$19.54
Total return	(8.50)%	7.44%	(7.59)%	13.34	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,802	$19,425	$15,775	$21,339
Expenses to average net assets	1.02%	1.02%	1.04%	1.04	%(D)
Net investment income (loss) to average net assets	1.46%	2.14%	1.95%	4.04	%(D)
Portfolio turnover rate	18%	13%	21%	22%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$18.09	$17.73	$19.76	$16.90	$17.62

Investment operations:
Net investment income (loss) (A)	0.28	0.41	0.46	0.56	0.42	(B)
Net realized and unrealized gain (loss)	(1.72)	0.84	(1.87)	2.62	(0.84)
Total investment operations	(1.44)	1.25	(1.41)	3.18	(0.42)

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.37)	(0.62)	(0.28)	(0.21)
Net realized gains	—	(0.52)	—	(0.04)	(0.09)
Total dividends and/or distributions to shareholders	(0.52)	(0.89)	(0.62)	(0.32)	(0.30)

Net asset value, end of year	$16.13	$18.09	$17.73	$19.76	$16.90
Total return	(8.31)%	7.76%	(7.43)%	19.24%	(2.37)%

Ratio and supplemental data:
Net assets end of year (000’s)	$222,323	$255,860	$198,633	$180,679	$56,917
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.81%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.79%	0.79%	0.80	%(B)
Net investment income (loss) to average net assets	1.70%	2.42%	2.35%	3.06%	2.53	%(B)
Portfolio turnover rate	18%	13%	21%	22%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.53	$7.85	$8.89

Investment operations:
Net investment income (loss) (B)	0.08	0.14	0.09
Net realized and unrealized gain (loss)	0.28	0.75	(1.13)
Total investment operations	0.36	0.89	(1.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.11)	—
Net realized gains	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.12)	(1.21)	—

Net asset value, end of period/year	$7.77	$7.53	$7.85
Total return (C)	4.81%	14.77%	(11.70	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$190	$106	$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%	1.74%	1.43	%(E)
Including waiver and/or reimbursement and recapture	1.20%	1.23%	1.30	%(E)
Net investment income (loss) to average net assets	1.11%	2.06%	1.49	%(E)
Portfolio turnover rate	28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.55	$7.86	$8.89

Investment operations:
Net investment income (loss) (B)	0.09	0.14	0.13
Net realized and unrealized gain (loss)	0.28	0.77	(1.16)
Total investment operations	0.37	0.91	(1.03)

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	—
Net realized gains	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.13)	(1.22)	—

Net asset value, end of period/year	$7.79	$7.55	$7.86
Total return	4.96%	14.99%	(11.59	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$21	$19	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.43%	1.36	%(D)
Including waiver and/or reimbursement and recapture	1.03%	1.05%	1.05	%(D)
Net investment income (loss) to average net assets	1.24%	1.93%	2.27	%(D)
Portfolio turnover rate	28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$7.53	$7.87	$9.02	$7.27	$7.80

Investment operations:
Net investment income (loss) (A)	0.11	0.15	0.16	0.11	0.11	(B)
Net realized and unrealized gain (loss)	0.29	0.76	(1.16)	1.72	(0.40)
Total investment operations	0.40	0.91	(1.00)	1.83	(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.15)	(0.08)	(0.08)
Net realized gains	—	(1.10)	—	—	(0.16)
Total dividends and/or distributions to shareholders	(0.15)	(1.25)	(0.15)	(0.08)	(0.24)

Net asset value, end of year	$7.78	$7.53	$7.87	$9.02	$7.27
Total return	5.34%	15.22%	(11.29)%	25.45%	(3.75)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,439,535	$1,162,120	$1,216,433	$1,368,414	$1,164,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	0.97%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.87%	0.95%	0.96	%(B)
Net investment income (loss) to average net assets	1.45%	2.20%	1.80%	1.36%	1.52	%(B)
Portfolio turnover rate	28%	25%	119%	15%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Growth
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$7.57	$7.87	$8.89

Investment operations:
Net investment income (loss) (B)	0.11	0.16	0.16
Net realized and unrealized gain (loss)	0.28	0.77	(1.18)
Total investment operations	0.39	0.93	(1.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	—
Net realized gains	—	(1.10)	—
Total dividends and/or distributions to shareholders	(0.15)	(1.23)	—

Net asset value, end of period/year	$7.81	$7.57	$7.87
Total return	5.19%	15.35%	(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$10	$9
Expenses to average net assets	0.81%	0.80%	0.83	%(D)
Net investment income (loss) to average net assets	1.46%	2.26%	2.72	%(D)
Portfolio turnover rate	28%	25%	119%

(A)	Commenced operations on March 1, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.60	$12.44	$13.67	$11.39	$12.40

Investment operations:
Net investment income (loss) (A)	0.13	0.24	0.27	0.18	0.25	(B)
Net realized and unrealized gain (loss)	(0.51)	0.83	(1.08)	2.42	(0.55)
Total investment operations	(0.38)	1.07	(0.81)	2.60	(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.42)	(0.24)	(0.29)
Net realized gains	—	(0.69)	—	(0.08)	(0.42)
Total dividends and/or distributions to shareholders	(0.28)	(0.91)	(0.42)	(0.32)	(0.71)

Net asset value, end of year	$11.94	$12.60	$12.44	$13.67	$11.39
Total return	(3.21)%	9.84%	(6.20)%	23.51%	(2.48)%

Ratio and supplemental data:
Net assets end of year (000’s)	$232,368	$105,692	$291,455	$326,445	$273,540
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.10%	1.12%	1.12%	1.12%
Including waiver and/or reimbursement and recapture	1.11%	1.10%	1.12%	1.12%	1.11	%(B)
Net investment income (loss) to average net assets	1.09%	2.07%	1.92%	1.48%	2.18	%(B)
Portfolio turnover rate	30%	18%	20%	25%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.63	$12.47	$13.70	$11.42	$12.43

Investment operations:
Net investment income (loss) (A)	0.12	0.24	0.27	0.19	0.27	(B)
Net realized and unrealized gain (loss)	(0.49)	0.85	(1.07)	2.42	(0.56)
Total investment operations	(0.37)	1.09	(0.80)	2.61	(0.29)

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.24)	(0.43)	(0.25)	(0.30)
Net realized gains	—	(0.69)	—	(0.08)	(0.42)
Total dividends and/or distributions to shareholders	(0.30)	(0.93)	(0.43)	(0.33)	(0.72)

Net asset value, end of year	$11.96	$12.63	$12.47	$13.70	$11.42
Total return	(3.15)%	9.97%	(6.11)%	23.58%	(2.38)%

Ratio and supplemental data:
Net assets end of year (000’s)	$282,379	$460,442	$439,922	$525,571	$440,438
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.00%	1.02%	1.02%	1.02%
Including waiver and/or reimbursement and recapture	1.01%	1.00%	1.02%	1.02%	1.01	%(B)
Net investment income (loss) to average net assets	1.04%	2.05%	1.95%	1.56%	2.36	%(B)
Portfolio turnover rate	30%	18%	20%	25%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.60	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.14	0.18	(0.01)
Net realized and unrealized gain (loss)	(1.12)	0.24	(0.80)
Total investment operations	(0.98)	0.42	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	—

Net asset value, end of period/year	$8.62	$9.60	$9.19
Total return (C)	(10.21)%	4.59%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$473	$498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.20%	3.11%	14.60	%(F)
Including waiver and/or reimbursement and recapture	1.25%	1.24%	1.25	%(F)
Net investment income (loss) to average net assets	1.60%	1.95%	(0.74	)%(F)
Portfolio turnover rate	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	(1.13)	0.24	(0.81)
Total investment operations	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$439	$501	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.03%	2.95%	14.44	%(F)
Including waiver and/or reimbursement and recapture	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	1.83%	2.21%	(0.49	)%(F)
Portfolio turnover rate	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.11	(0.00	)(C)
Net realized and unrealized gain (loss)	(1.13)	0.33	(0.81)
Total investment operations	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$106,120	$76,498	$459
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	1.89%	1.24%	(0.49	)%(F)
Portfolio turnover rate	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Stock
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018 (A)
Net asset value, beginning of period/year	$9.62	$9.19	$10.00

Investment operations:
Net investment income (loss) (B)	0.17	0.20	(0.00	)(C)
Net realized and unrealized gain (loss)	(1.13)	0.24	(0.81)
Total investment operations	(0.96)	0.44	(0.81)

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.01)	—

Net asset value, end of period/year	$8.65	$9.62	$9.19
Total return	(9.98)%	4.81%	(8.10	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$434	$482	$460
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.93%	2.85%	14.35	%(F)
Including waiver and/or reimbursement and recapture	1.00%	0.99%	1.00	%(F)
Net investment income (loss) to average net assets	1.85%	2.20%	(0.50	)%(F)
Portfolio turnover rate	49%	35%	2	%(D)

(A)	Commenced operations on September 28, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.97		$12.09		$13.56	$12.36	$12.71

Investment operations:
Net investment income (loss) (A)	0.19		0.19		0.14	0.14	0.14	(B)
Net realized and unrealized gain (loss)	(1.57)		(0.02	)(C)	(0.04)	2.28	0.98
Total investment operations	(1.38)		0.17		0.10	2.42	1.12

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.19)		(0.12)	(0.17)	(0.15)
Net realized gains	(0.31)		(1.10)		(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.49)		(1.29)		(1.57)	(1.22)	(1.47)

Net asset value, end of year	$9.10		$10.97		$12.09	$13.56	$12.36
Total return (D)	(13.06)%		2.51%		0.56%	20.29%	9.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$50,011		$81,213		$95,523	$103,851	$71,700
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%		1.08%		1.08%	1.06%	1.05%
Including waiver and/or reimbursement and recapture	1.07	%(E)	1.08%		1.08%	1.06%	1.04	%(B)
Net investment income (loss) to average net assets	1.93%		1.69%		1.06%	1.11%	1.16	%(B)
Portfolio turnover rate	184%		162%		139%	128%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.90		$12.01		$13.48	$12.31	$12.67

Investment operations:
Net investment income (loss) (A)	0.12		0.11		0.04	0.04	0.05	(B)
Net realized and unrealized gain (loss)	(1.57)		(0.02	)(C)	(0.02)	2.27	0.98
Total investment operations	(1.45)		0.09		0.02	2.31	1.03

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.10)		(0.04)	(0.09)	(0.07)
Net realized gains	(0.31)		(1.10)		(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.40)		(1.20)		(1.49)	(1.14)	(1.39)

Net asset value, end of year	$9.05		$10.90		$12.01	$13.48	$12.31
Total return (D)	(13.77)%		1.81%		(0.16)%	19.37%	9.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,804		$38,234		$49,839	$49,014	$22,482
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%		1.82%		1.80%	1.79%	1.80%
Including waiver and/or reimbursement and recapture	1.83	%(E)	1.82%		1.80%	1.79%	1.80	%(B)
Net investment income (loss) to average net assets	1.21%		0.96%		0.33%	0.30%	0.43	%(B)
Portfolio turnover rate	184%		162%		139%	128%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.05		$12.16		$13.64	$12.43	$12.77

Investment operations:
Net investment income (loss) (A)	0.24		0.23		0.17	0.15	0.17	(B)
Net realized and unrealized gain (loss)	(1.59)		(0.02	)(C)	(0.04)	2.31	0.99
Total investment operations	(1.35)		0.21		0.13	2.46	1.16

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.22)		(0.16)	(0.20)	(0.18)
Net realized gains	(0.31)		(1.10)		(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)		(1.32)		(1.61)	(1.25)	(1.50)

Net asset value, end of year	$9.17		$11.05		$12.16	$13.64	$12.43
Total return	(12.67)%		2.88%		0.78%	20.55%	10.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$72,131		$251,629		$375,161	$245,508	$56,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.79%		0.80%	0.79%	0.79%
Including waiver and/or reimbursement and recapture	0.68	%(D)	0.77	%(D)	0.80%	0.79%	0.78	%(B)
Net investment income (loss) to average net assets	2.38%		2.02%		1.31%	1.17%	1.37	%(B)
Portfolio turnover rate	184%		162%		139%	128%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	TAM has contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.04		$12.16		$13.63	$12.42	$12.76

Investment operations:
Net investment income (loss) (A)	0.21		0.23		0.19	0.19	0.19	(B)
Net realized and unrealized gain (loss)	(1.56)		(0.02	)(C)	(0.03)	2.28	0.98
Total investment operations	(1.35)		0.21		0.16	2.47	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.23)		(0.18)	(0.21)	(0.19)
Net realized gains	(0.31)		(1.10)		(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)		(1.33)		(1.63)	(1.26)	(1.51)

Net asset value, end of year	$9.16		$11.04		$12.16	$13.63	$12.42
Total return	(12.66)%		2.90%		0.96%	20.66%	10.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,454,992		$1,523,734		$1,664,184	$1,899,205	$1,898,665
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%		0.69%		0.69%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.66	%(D)	0.69%		0.69%	0.69%	0.68	%(B)
Net investment income (loss) to average net assets	2.23%		2.06%		1.46%	1.44%	1.60	%(B)
Portfolio turnover rate	184%		162%		139%	128%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.04		$12.16		$13.63	$12.42	$12.76

Investment operations:
Net investment income (loss) (A)	0.22		0.23		0.18	0.17	0.15	(B)
Net realized and unrealized gain (loss)	(1.57)		(0.02	)(C)	(0.02)	2.30	1.02
Total investment operations	(1.35)		0.21		0.16	2.47	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.23)		(0.18)	(0.21)	(0.19)
Net realized gains	(0.31)		(1.10)		(1.45)	(1.05)	(1.32)
Total dividends and/or distributions to shareholders	(0.53)		(1.33)		(1.63)	(1.26)	(1.51)

Net asset value, end of year	$9.16		$11.04		$12.16	$13.63	$12.42
Total return	(12.66)%		2.90%		0.96%	20.66%	10.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,121		$30,426		$27,069	$16,356	$3,391
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%		0.69%		0.69%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.66	%(D)	0.69%		0.69%	0.69%	0.68	%(B)
Net investment income (loss) to average net assets	2.30%		2.06%		1.42%	1.29%	1.25	%(B)
Portfolio turnover rate	184%		162%		139%	128%	127%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class I3
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.95		$11.12		$11.02		$10.00

Investment operations:
Net investment income (loss) (B)	0.14		0.16		0.14		0.09
Net realized and unrealized gain (loss)	0.60		0.64		0.55		1.01
Total investment operations	0.74		0.80		0.69		1.10

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.16)		(0.14)		(0.08)
Net realized gains	(0.00	)(C)	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(0.17)		(1.97)		(0.59)		(0.08)

Net asset value, end of period/year	$10.52		$9.95		$11.12		$11.02
Total return	7.62%		10.53%		6.20%		11.09	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$109,142		$191,543		$189,483		$200,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52	%(E)	0.51	%(E)	0.66	%(E)	0.72	%(F)
Including waiver and/or reimbursement and recapture	0.52	%(E)	0.57	%(E)	0.64	%(E)	0.64	%(F)
Net investment income (loss) to average net assets	1.41%		1.63%		1.24%		1.32	%(F)
Portfolio turnover rate	83%		82%		130%		41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the periods and years indicated:	Transamerica Large Core
	Class R
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.95		$11.11		$11.01		$10.00

Investment operations:
Net investment income (loss) (B)	0.09		0.11		0.08		0.05
Net realized and unrealized gain (loss)	0.60		0.65		0.55		1.01
Total investment operations	0.69		0.76		0.63		1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.11)		(0.08)		(0.05)
Net realized gains	(0.00	)(C)	(1.81)		(0.45)		—
Total dividends and/or distributions to shareholders	(0.12)		(1.92)		(0.53)		(0.05)

Net asset value, end of period/year	$10.52		$9.95		$11.11		$11.01
Total return	7.05%		10.05%		5.67%		10.68	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,318		$61,472		$72,764		$76,828
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02	%(E)	1.01	%(E)	1.15	%(E)	1.22	%(F)
Including waiver and/or reimbursement and recapture	1.02	%(E)	1.06	%(E)	1.14	%(E)	1.14	%(F)
Net investment income (loss) to average net assets	0.91%		1.15%		0.74%		0.82	%(F)
Portfolio turnover rate	83%		82%		130%		41	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Core
	Class R4
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.95		$11.12		$11.01		$9.52		$8.98		$9.17

Investment operations:
Net investment income (loss) (D)	0.12		0.13		0.12		0.09		0.15		0.10
Net realized and unrealized gain (loss)	0.59		0.64		0.55		1.50		0.54		(0.20)
Total investment operations	0.71		0.77		0.67		1.59		0.69		(0.10)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.11)		(0.10)		(0.15)		(0.09)
Net realized gains	(0.00	)(E)	(1.81)		(0.45)		—		—		—
Total dividends and/or distributions to shareholders	(0.14)		(1.94)		(0.56)		(0.10)		(0.15)		(0.09)

Net asset value, end of period/year	$10.52		$9.95		$11.12		$11.01		$9.52		$8.98
Total return	7.31%		10.15%		6.00%		16.72	%(F)	7.79%		(1.02)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,045		$5,039		$5,386		$11,636		$10,633		$11,995
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78	%(G)	0.76	%(G)	0.91	%(G)	1.05	%(H)	1.34%		1.28%
Including waiver and/or reimbursement and recapture	0.78	%(G)	0.88	%(G)	0.89	%(G)	0.90	%(H)	0.90	%(I)	0.90%
Net investment income (loss) to average net assets	1.20%		1.33%		1.01%		1.10	%(H)	1.65%		1.04%
Portfolio turnover rate	83%		82%		130%		41	%(F)	47%		64%

(A)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(B)	Transamerica Partners Institutional Large Core reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Core, which was the accounting and performance survivor of the reorganization.
(C)	Effective March 10, 2017, the Fund underwent a 0.81-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(D)	Calculated based on average number of shares outstanding.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying investments in which the Fund invests.
(H)	Annualized.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$13.09	$12.45	$11.72	$10.00

Investment operations:
Net investment income (loss) (B)	(0.04)	0.01	0.03	0.03
Net realized and unrealized gain (loss)	6.45	1.66	1.22	1.72
Total investment operations	6.41	1.67	1.25	1.75

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	(0.07)	(0.03)
Net realized gains	(2.47)	(1.02)	(0.45)	—
Total dividends and/or distributions to shareholders	(2.47)	(1.03)	(0.52)	(0.03)

Net asset value, end of period/year	$17.03	$13.09	$12.45	$11.72
Total return	57.90%	15.57%	10.94%	17.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$769,670	$640,098	$622,541	$666,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.70%	0.70%	0.72	%(D)
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.65%	0.65	%(D)
Net investment income (loss) to average net assets	(0.31)%	0.10%	0.20%	0.40	%(D)
Portfolio turnover rate	39%	63%	34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$13.00	$12.41		$11.71	$10.00

Investment operations:
Net investment income (loss) (B)	(0.11)	(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	6.37	1.66		1.23	1.72
Total investment operations	6.26	1.61		1.19	1.71

Dividends and/or distributions to shareholders:
Net investment income	—	—		(0.04)	—
Net realized gains	(2.47)	(1.02)		(0.45)	—
Total dividends and/or distributions to shareholders	(2.47)	(1.02)		(0.49)	—

Net asset value, end of period/year	$16.79	$13.00		$12.41	$11.71
Total return	57.02%	15.06%		10.39%	17.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$161,089	$118,346		$140,192	$146,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.19%		1.19%	1.22	%(D)
Including waiver and/or reimbursement and recapture	1.19%	1.19	%(E)	1.15%	1.22	%(D)
Net investment income (loss) to average net assets	(0.81)%	(0.38)%		(0.30)%	(0.10	)%(D)
Portfolio turnover rate	39%	63%		34%	21	%(C)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Large Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.06	$12.44	$11.72	$9.14		$9.08		$8.35

Investment operations:
Net investment income (loss) (D)	(0.07)	(0.01)	(0.01)	0.01		0.01		0.01
Net realized and unrealized gain (loss)	6.42	1.65	1.23	2.58		0.06		0.73
Total investment operations	6.35	1.64	1.22	2.59		0.07		0.74

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.05)	(0.01)		(0.01)		(0.01)
Net realized gains	(2.47)	(1.02)	(0.45)	—		—		—
Total dividends and/or distributions to shareholders	(2.47)	(1.02)	(0.50)	(0.01)		(0.01)		(0.01)

Net asset value, end of period/year	$16.94	$13.06	$12.44	$11.72		$9.14		$9.08
Total return	57.53%	15.29%	10.68%	28.42	%(E)	0.84%		8.89%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$49,984	$34,955	$37,269	$38,038		$82,546		$107,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.95%	0.95%	0.99	%(F)	1.01%		0.99%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90	%(F)	0.88	%(G)	0.90%
Net investment income (loss) to average net assets	(0.52)%	(0.10)%	(0.04)%	0.14	%(F)	0.15%		0.07%
Portfolio turnover rate	39%	63%	34%	21	%(E)	36%		33%

(A)	Transamerica Partners Institutional Large Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Large Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 1.35-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017 – October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Annualized.
(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class I3
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.32		$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.21		0.22		0.18		0.08
Net realized and unrealized gain (loss)	(1.09)		0.28		0.21		0.71
Total investment operations	(0.88)		0.50		0.39		0.79

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.22)		(0.17)		(0.08)
Net realized gains	(0.05)		(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(0.28)		(1.93)		(0.35)		(0.08)

Net asset value, end of period/year	$8.16		$9.32		$10.75		$10.71
Total return	(9.67)%		7.58%		3.60%		7.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$254,111		$438,107		$458,786		$520,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50	%(D)	0.49	%(D)	0.52	%(D)	0.57	%(E)
Including waiver and/or reimbursement and recapture	0.50	%(D)(F)	0.50	%(D)	0.49	%(D)	0.49	%(E)
Net investment income (loss) to average net assets	2.36%		2.38%		1.64%		1.69	%(E)
Portfolio turnover rate	116%		118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.33		$10.75		$10.71		$10.00

Investment operations:
Net investment income (loss) (B)	0.16		0.18		0.13		0.08
Net realized and unrealized gain (loss)	(1.09)		0.28		0.21		0.69
Total investment operations	(0.93)		0.46		0.34		0.77

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.17)		(0.12)		(0.06)
Net realized gains	(0.05)		(1.71)		(0.18)		—
Total dividends and/or distributions to shareholders	(0.23)		(1.88)		(0.30)		(0.06)

Net asset value, end of period/year	$8.17		$9.33		$10.75		$10.71
Total return	(10.05)%		6.97%		3.08%		7.69	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$56,104		$73,596		$103,701		$113,861
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(D)	0.99	%(D)	1.01	%(D)	1.06	%(E)
Including waiver and/or reimbursement and recapture	1.00	%(D)	1.00	%(D)	0.99	%(D)	0.99	%(E)
Net investment income (loss) to average net assets	1.89%		1.91%		1.14%		1.36	%(E)
Portfolio turnover rate	116%		118%		137%		33	%(C)

(A)	Commenced operations on May 5, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Large Value Opportunities
	Class R4
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.33		$10.75		$10.71		$9.84		$9.18		$9.36

Investment operations:
Net investment income (loss) (D)	0.19		0.20		0.15		0.14		0.16		0.12
Net realized and unrealized gain (loss)	(1.10)		0.29		0.21		0.85		0.67		(0.18)
Total investment operations	(0.91)		0.49		0.36		0.99		0.83		(0.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.20)		(0.14)		(0.12)		(0.17)		(0.12)
Net realized gains	(0.05)		(1.71)		(0.18)		—		—		—
Total dividends and/or distributions to shareholders	(0.25)		(1.91)		(0.32)		(0.12)		(0.17)		(0.12)

Net asset value, end of period/year	$8.17		$9.33		$10.75		$10.71		$9.84		$9.18
Total return	(9.81)%		7.31%		3.32%		9.99	%(E)	9.14%		(0.69)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,376		$38,170		$36,445		$53,449		$99,292		$99,418
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75	%(F)	0.74	%(F)	0.77	%(F)	0.83	%(G)	0.84%		0.83%
Including waiver and/or reimbursement and recapture	0.75	%(F)(H)	0.75	%(F)	0.74	%(F)	0.74	%(G)	0.74	%(I)	0.75%
Net investment income (loss) to average net assets	2.13%		2.14%		1.39%		1.35	%(G)	1.80%		1.21%
Portfolio turnover rate	116%		118%		137%		33	%(E)	48%		65%

(A)	Effective May 5, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(B)	Transamerica Partners Institutional Large Value reorganized into the Fund on May 5, 2017. Prior to May 5, 2017, information provided reflects Transamerica Partners Institutional Large Value, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on May 5, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.33	$12.98	$14.14		$13.12

Investment operations:
Net investment income (loss) (B)	(0.07)	(0.06)	(0.01)		(0.01)
Net realized and unrealized gain (loss)	1.83	1.58	(0.91	)(C)	1.03
Total investment operations	1.76	1.52	(0.92)		1.02

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	(0.01)		—
Net realized gains	(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.18)	(4.17)	(0.24)		—

Net asset value, end of period/year	$11.91	$10.33	$12.98		$14.14
Total return (D)	17.25%	23.15%	(6.88)%		7.77	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,670	$11,984	$8,997		$9,903
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.31%	1.28%		1.30	%(F)
Including waiver and/or reimbursement and recapture	1.19%	1.20%	1.10%		1.30	%(F)
Net investment income (loss) to average net assets	(0.68)%	(0.62)%	(0.04)%		(0.10	)%(F)
Portfolio turnover rate	91%	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.74	$12.55	$13.77		$12.84

Investment operations:
Net investment income (loss) (B)	(0.14)	(0.12)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	1.72	1.47	(0.88	)(C)	1.00
Total investment operations	1.58	1.35	(0.99)		0.93

Dividends and/or distributions to shareholders:
Net realized gains	(0.18)	(4.16)	(0.23)		—

Net asset value, end of period/year	$11.14	$9.74	$12.55		$13.77
Total return (D)	16.43%	22.29%	(7.58)%		7.24	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,341	$1,370	$1,268		$1,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	2.06%	2.05%		2.05	%(F)
Including waiver and/or reimbursement and recapture	1.94%	1.93%	1.85%		2.05	%(F)
Net investment income (loss) to average net assets	(1.43)%	(1.34)%	(0.79)%		(0.85	)%(F)
Portfolio turnover rate	91%	136%	61%		30	%(E)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.46	$13.09	$14.27		$13.21

Investment operations:
Net investment income (loss) (B)	(0.04)	(0.03)	0.03		0.02
Net realized and unrealized gain (loss)	1.86	1.60	(0.93	)(C)	1.04
Total investment operations	1.82	1.57	(0.90)		1.06

Dividends and/or distributions to shareholders:
Net investment income	—	(0.04)	(0.05)		—
Net realized gains	(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.18)	(4.20)	(0.28)		—

Net asset value, end of period/year	$12.10	$10.46	$13.09		$14.27
Total return	17.61%	23.45%	(6.64)%		8.02	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,488	$769	$664		$664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%	1.00%	0.99%		0.98	%(E)
Including waiver and/or reimbursement and recapture	0.88%	0.90%	0.85%		0.98	%(E)
Net investment income (loss) to average net assets	(0.38)%	(0.32)%	0.20%		0.22	%(E)
Portfolio turnover rate	91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I2
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.53		$13.10	$14.31		$13.24

Investment operations:
Net investment income (loss) (B)	(0.03)		(0.04)	0.07		0.03
Net realized and unrealized gain (loss)	1.87		1.63	(0.99	)(C)	1.04
Total investment operations	1.84		1.59	(0.92)		1.07

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.06)		—
Net realized gains	(0.18)		(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.18)		(4.16)	(0.29)		—

Net asset value, end of period/year	$12.19		$10.53	$13.10		$14.31
Total return	17.69%		23.34%	(6.60)%		8.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$391,784		$156,858	$9		$155,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.88%	0.86%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.77	%(F)	0.85%	0.74%		0.87	%(E)
Net investment income (loss) to average net assets	(0.29)%		(0.41)%	0.45%		0.35	%(E)
Portfolio turnover rate	91%		136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class I3
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.51	$13.14	$14.32		$13.24

Investment operations:
Net investment income (loss) (B)	(0.03)	(0.03)	0.05		0.04
Net realized and unrealized gain (loss)	1.87	1.61	(0.95	)(C)	1.04
Total investment operations	1.84	1.58	(0.90)		1.08

Dividends and/or distributions to shareholders:
Net investment income	—	(0.05)	(0.05)		—
Net realized gains	(0.18)	(4.16)	(0.23)		—
Total dividends and/or distributions to shareholders	(0.18)	(4.21)	(0.28)		—

Net asset value, end of period/year	$12.17	$10.51	$13.14		$14.32
Total return	17.71%	23.41%	(6.49)%		8.16	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$35,975	$38,275	$36,797		$48,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.88%	0.87%		0.87	%(E)
Including waiver and/or reimbursement and recapture	0.78%	0.84%	0.75%		0.75	%(E)
Net investment income (loss) to average net assets	(0.27)%	(0.27)%	0.32%		0.50	%(E)
Portfolio turnover rate	91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.45	$13.08	$14.26		$13.24

Investment operations:
Net investment income (loss) (B)	(0.09)	(0.07)	(0.03)		(0.01)
Net realized and unrealized gain (loss)	1.85	1.60	(0.92	)(C)	1.03
Total investment operations	1.76	1.53	(0.95)		1.02

Dividends and/or distributions to shareholders:
Net realized gains	(0.18)	(4.16)	(0.23)		—

Net asset value, end of period/year	$12.03	$10.45	$13.08		$14.26
Total return	17.05%	22.79%	(6.89)%		7.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$22,527	$20,748	$19,711		$26,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.37%	1.37%		1.37	%(E)
Including waiver and/or reimbursement and recapture	1.32%	1.35%	1.27%		1.35	%(E)
Net investment income (loss) to average net assets	(0.81)%	(0.76)%	(0.19)%		(0.16	)%(E)
Portfolio turnover rate	91%	136%	61%		30	%(D)

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.53	$13.13	$14.30		$12.70		$12.50		$15.44

Investment operations:
Net investment income (loss) (D)	(0.05)	(0.03)	0.02		0.01		(0.01)		(0.05)
Net realized and unrealized gain (loss)	1.87	1.60	(0.95	)(E)	1.92		1.48		(0.24)
Total investment operations	1.82	1.57	(0.93)		1.93		1.47		(0.29)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.01)	(0.01)		—		—		—
Net realized gains	(0.18)	(4.16)	(0.23)		(0.33)		(1.27)		(2.65)
Total dividends and/or distributions to shareholders	(0.18)	(4.17)	(0.24)		(0.33)		(1.27)		(2.65)

Net asset value, end of period/year	$12.17	$10.53	$13.13		$14.30		$12.70		$12.50
Total return	17.50%	23.05%	(6.64)%		15.34	%(F)	12.13%		(1.60)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$334	$357	$4,709		$10,232		$16,767		$17,075
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.13%	1.12%		1.20	%(G)	1.36%		1.22%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%		0.98	%(G)(H)	0.95	%(I)	0.95%
Net investment income (loss) to average net assets	(0.43)%	(0.32)%	0.17%		0.13	%(G)	(0.09)%		(0.31)%
Portfolio turnover rate	91%	136%	61%		30	%(F)	79%		70%

(A)	Transamerica Partners Institutional Mid Growth reorganized into the Fund on March 10, 2017. Prior to March 10, 2017, information provided reflects Transamerica Partners Institutional Mid Growth, which was the accounting and performance survivor of the reorganization.
(B)	Effective March 10, 2017, the Fund underwent a 0.84-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on March 10, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Not annualized.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.63	$11.53	$11.86	$11.80	$11.37

Investment operations:
Net investment income (loss) (A)	0.09	0.11	0.09	0.07	0.06	(B)
Net realized and unrealized gain (loss)	(1.29)	0.83	0.50	0.95	0.78
Total investment operations	(1.20)	0.94	0.59	1.02	0.84

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.11)	(0.09)	(0.12)	(0.14)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.38)	(0.84)	(0.92)	(0.96)	(0.41)

Net asset value, end of year	$10.05	$11.63	$11.53	$11.86	$11.80
Total return (C)	(10.80)%	9.64%	4.75%	8.77%	7.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,788	$22,143	$108,568	$116,047	$75,556
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.33%	1.25%	1.09%	1.08%
Including waiver and/or reimbursement and recapture	1.20%	1.11%	1.05%	1.09%	1.08	%(B)
Net investment income (loss) to average net assets	0.86%	1.01%	0.78%	0.57%	0.55	%(B)
Portfolio turnover rate	82%	77%	85%	76%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.48	$11.35		$11.71	$11.70	$11.31

Investment operations:
Net investment income (loss) (A)	0.02	(0.00	)(B)	0.01	(0.03)	(0.04	)(C)
Net realized and unrealized gain (loss)	(1.28)	0.88		0.48	0.95	0.79
Total investment operations	(1.26)	0.88		0.49	0.92	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.02)		(0.02)	(0.07)	(0.09)
Net realized gains	(0.34)	(0.73)		(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.35)	(0.75)		(0.85)	(0.91)	(0.36)

Net asset value, end of year	$9.87	$11.48		$11.35	$11.71	$11.70
Total return (D)	(11.43)%	9.00%		4.00%	7.95%	6.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,167	$19,808		$17,476	$17,808	$7,104
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.91%	1.89%		1.88%	1.89%	1.90%
Including waiver and/or reimbursement and recapture	1.91%	1.86%		1.80%	1.89%	1.90	%(C)
Net investment income (loss) to average net assets	0.16%	(0.04)%		0.06%	(0.29)%	(0.37	)%(C)
Portfolio turnover rate	82%	77%		85%	76%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.73	$11.60	$11.93	$11.85	$11.41

Investment operations:
Net investment income (loss) (A)	0.12	0.11	0.13	0.10	0.11	(B)
Net realized and unrealized gain (loss)	(1.28)	0.89	0.49	0.95	0.75
Total investment operations	(1.16)	1.00	0.62	1.05	0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.12)	(0.13)	(0.15)
Net realized gains	(0.34)	(0.73)	(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.46)	(0.87)	(0.95)	(0.97)	(0.42)

Net asset value, end of year	$10.11	$11.73	$11.60	$11.93	$11.85
Total return	(10.48)%	9.99%	5.16%	8.94%	8.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$475,103	$512,150	$368,787	$394,378	$298,589
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.85%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.80%	0.86%	0.86	%(B)
Net investment income (loss) to average net assets	1.16%	0.94%	1.09%	0.79%	0.97	%(B)
Portfolio turnover rate	82%	77%	85%	76%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.74	$11.62		$11.95	$11.87	$11.41

Investment operations:
Net investment income (loss) (A)	0.13	0.12		0.14	0.11	0.15	(B)
Net realized and unrealized gain (loss)	(1.28)	0.88		0.49	0.95	0.74
Total investment operations	(1.15)	1.00		0.63	1.06	0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.15)		(0.13)	(0.14)	(0.16)
Net realized gains	(0.34)	(0.73)		(0.83)	(0.84)	(0.27)
Total dividends and/or distributions to shareholders	(0.47)	(0.88)		(0.96)	(0.98)	(0.43)

Net asset value, end of year	$10.12	$11.74		$11.62	$11.95	$11.87
Total return	(10.31)%	10.04%		5.26%	9.09%	8.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$293,440	$277,692		$280,299	$298,655	$323,275
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%		0.75%	0.76%	0.74%
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(C)	0.71%	0.76%	0.74	%(B)
Net investment income (loss) to average net assets	1.21%	1.09%		1.15%	0.92%	1.37	%(B)
Portfolio turnover rate	82%	77%		85%	76%	95%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I3
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.80	$11.67		$11.96	$11.93

Investment operations:
Net investment income (loss) (B)	0.13	0.12		0.14	0.06
Net realized and unrealized gain (loss)	(1.29)	0.90		0.48	(0.03	) (C)
Total investment operations	(1.16)	1.02		0.62	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)		(0.08)	—
Net realized gains	(0.34)	(0.73)		(0.83)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.89)		(0.91)	—

Net asset value, end of period/year	$10.17	$11.80		$11.67	$11.96
Total return	(10.43)%	10.10%		5.19%	0.25	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$114,102	$212,674		$231,307	$275,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%		0.75%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(F)	0.70%	0.70	%(E)
Net investment income (loss) to average net assets	1.28%	1.09%		1.16%	0.79	%(E)
Portfolio turnover rate	82%	77%		85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R
	October 31, 2020		October 31, 2019		October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.77		$11.63		$11.92	$11.93

Investment operations:
Net investment income (loss) (B)	0.08		0.07		0.07	0.02
Net realized and unrealized gain (loss)	(1.29)		0.88		0.50	(0.03	)(C)
Total investment operations	(1.21)		0.95		0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.08)		(0.03)	—
Net realized gains	(0.34)		(0.73)		(0.83)	—
Total dividends and/or distributions to shareholders	(0.41)		(0.81)		(0.86)	—

Net asset value, end of period/year	$10.15		$11.77		$11.63	$11.92
Total return	(10.77)%		9.45%		4.70%	(0.08	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,194		$62,961		$69,546	$88,909
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%		1.25%		1.26%	1.27	%(E)
Including waiver and/or reimbursement and recapture	1.25	%(F)	1.25	%(F)	1.24%	1.25	%(E)
Net investment income (loss) to average net assets	0.79%		0.60%		0.63%	0.26	%(E)
Portfolio turnover rate	82%		77%		85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.79	$11.66	$11.94	$11.93

Investment operations:
Net investment income (loss) (B)	0.12	0.12	0.11	0.04
Net realized and unrealized gain (loss)	(1.30)	0.87	0.50	(0.03	)(C)
Total investment operations	(1.18)	0.99	0.61	0.01

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.13)	(0.06)	—
Net realized gains	(0.34)	(0.73)	(0.83)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.86)	(0.89)	—

Net asset value, end of period/year	$10.19	$11.79	$11.66	$11.94
Total return	(10.55)%	9.83%	5.07%	0.08	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$83,065	$101,137	$362,082	$424,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	1.01	%(E)
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.13%	1.06%	0.96%	0.58	%(E)
Portfolio turnover rate	82%	77%	85%	76%

(A)	Commenced operations on March 24, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$11.83	$11.70		$12.03	$11.87	$11.87

Investment operations:
Net investment income (loss) (B)	0.13	0.12		0.04	0.08	0.01	(C)
Net realized and unrealized gain (loss)	(1.30)	0.90		0.59	0.98	(0.01	)(D)
Total investment operations	(1.17)	1.02		0.63	1.06	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.16)		(0.13)	(0.06)	—
Net realized gains	(0.34)	(0.73)		(0.83)	(0.84)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.89)		(0.96)	(0.90)	—

Net asset value, end of period/year	$10.19	$11.83		$11.70	$12.03	$11.87
Total return	(10.40)%	10.06%		5.22%	9.09%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$209,734	$222,061		$166,519	$16,391	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%		0.75%	0.76%	0.79	%(F)
Including waiver and/or reimbursement and recapture	0.75%	0.75	%(G)	0.71%	0.76%	0.78	%(C)(F)
Net investment income (loss) to average net assets	1.27%	1.08%		0.30%	0.68%	0.18	%(C)(F)
Portfolio turnover rate	82%	77%		85%	76%	95%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.88	$7.37	$7.59	$7.94

Investment operations:
Net investment income (loss) (A)	0.12	0.16	0.03	0.15	0.24	(B)
Net realized and unrealized gain (loss)	(1.58)	(0.17)	(0.16)	0.04	(0.33	)(C)
Total investment operations	(1.46)	(0.01)	(0.13)	0.19	(0.09)

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.07)	(0.07)	(0.30)	(0.26)
Return of capital	(0.09)	(0.28)	(0.29)	(0.11)	—
Total dividends and/or distributions to shareholders	(0.33)	(0.35)	(0.36)	(0.41)	(0.26)

Net asset value, end of year	$4.73	$6.52	$6.88	$7.37	$7.59
Total return (D)	(22.37)%	(0.20)%	(1.85)%	2.30%	(0.87)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,353	$16,363	$23,096	$32,083	$43,221
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.69%	1.63%	1.61%	1.58%	1.57%
Including waiver and/or reimbursement and recapture	1.60%	1.60%	1.60%	1.58%	1.56	%(B)
Net investment income (loss) to average net assets	2.27%	2.27%	0.40%	1.97%	3.50	%(B)
Portfolio turnover rate	20%	20%	33%	41%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.50	$6.85	$7.34	$7.55	$7.91

Investment operations:
Net investment income (loss) (A)	0.11	0.10	(0.02)	0.09	0.19	(B)
Net realized and unrealized gain (loss)	(1.62)	(0.15)	(0.17)	0.05	(0.35	)(C)
Total investment operations	(1.51)	(0.05)	(0.19)	0.14	(0.16)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.06)	(0.06)	(0.25)	(0.20)
Return of capital	(0.08)	(0.24)	(0.24)	(0.10)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.30)	(0.30)	(0.35)	(0.20)

Net asset value, end of year	$4.71	$6.50	$6.85	$7.34	$7.55
Total return (D)	(23.15)%	(0.84)%	(2.66)%	1.64%	(1.79)%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,225	$11,796	$15,955	$23,673	$31,067
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.47%	2.42%	2.39%	2.36%	2.36%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35%	2.35%	2.35	%(B)
Net investment income (loss) to average net assets	2.08%	1.52%	(0.29)%	1.10%	2.73	%(B)
Portfolio turnover rate	20%	20%	33%	41%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.89	$7.37	$7.59	$7.95

Investment operations:
Net investment income (loss) (A)	0.11	0.18	0.07	0.16	0.26	(B)
Net realized and unrealized gain (loss)	(1.57)	(0.18)	(0.17)	0.05	(0.34	)(C)
Total investment operations	(1.46)	—	(0.10)	0.21	(0.08)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.07)	(0.08)	(0.31)	(0.28)
Return of capital	(0.09)	(0.30)	(0.30)	(0.12)	—
Total dividends and/or distributions to shareholders	(0.34)	(0.37)	(0.38)	(0.43)	(0.28)

Net asset value, end of year	$4.72	$6.52	$6.89	$7.37	$7.59
Total return	(22.28)%	(0.03)%	(1.42)%	2.61%	(0.68)%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,247	$14,258	$21,257	$48,023	$39,716
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.33%	1.30%	1.30%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.33%	1.30%	1.30%	1.29%	1.25	%(B)
Net investment income (loss) to average net assets	2.08%	2.56%	1.02%	2.05%	3.79	%(B)
Portfolio turnover rate	20%	20%	33%	41%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.52	$6.89	$7.38	$7.60	$7.95

Investment operations:
Net investment income (loss) (A)	0.17	0.18	0.07	0.17	0.25	(B)
Net realized and unrealized gain (loss)	(1.62)	(0.17)	(0.17)	0.05	(0.31	)(C)
Total investment operations	(1.45)	0.01	(0.10)	0.22	(0.06)

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.07)	(0.08)	(0.32)	(0.29)
Return of capital	(0.10)	(0.31)	(0.31)	(0.12)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.38)	(0.39)	(0.44)	(0.29)

Net asset value, end of year	$4.72	$6.52	$6.89	$7.38	$7.60
Total return	(22.19)%	0.08%	(1.44)%	2.70%	(0.45)%

Ratio and supplemental data:
Net assets end of year (000’s)	$123,151	$208,684	$258,764	$209,277	$268,516
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%	1.20%	1.20%	1.19%	1.16%
Including waiver and/or reimbursement and recapture	1.22%	1.20%	1.20%	1.19%	1.15	%(B)
Net investment income (loss) to average net assets	3.11%	2.60%	0.95%	2.18%	3.69	%(B)
Portfolio turnover rate	20%	20%	33%	41%	79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$11.64	$10.91	$10.96	$9.97		$9.97

Investment operations:
Net investment income (loss) (A)	0.40	0.40	0.39	0.39		0.35	(B)
Net realized and unrealized gain (loss)	(0.09)	0.82	(0.05)	0.96		0.03
Total investment operations	0.31	1.22	0.34	1.35		0.38

Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.36)	(0.35)	(0.36)		(0.34)
Net realized gains	(0.01)	(0.13)	(0.04)	—		(0.04)
Total dividends and/or distributions to shareholders	(0.42)	(0.49)	(0.39)	(0.36)		(0.38)

Net asset value, end of year	$11.53	$11.64	$10.91	$10.96		$9.97
Total return (C)	2.91%	11.72%	3.11%	13.77%		3.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$36,696	$34,731	$27,644	$20,733		$2,153
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.12%	1.20%	1.19%		1.21	%(D)
Including waiver and/or reimbursement and recapture	1.03%	1.12%	1.20%	1.21	%(E)	1.20	%(B)(D)
Net investment income (loss) to average net assets	3.54%	3.59%	3.50%	3.74%		3.60	%(B)
Portfolio turnover rate	61%	53%	38%	79%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.59	$10.86	$10.92	$9.94	$9.94

Investment operations:
Net investment income (loss) (A)	0.32	0.31	0.31	0.31	0.28	(B)
Net realized and unrealized gain (loss)	(0.09)	0.84	(0.07)	0.97	0.03
Total investment operations	0.23	1.15	0.24	1.28	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.29)	(0.26)	(0.30)	(0.27)
Net realized gains	(0.01)	(0.13)	(0.04)	—	(0.04)
Total dividends and/or distributions to shareholders	(0.34)	(0.42)	(0.30)	(0.30)	(0.31)

Net asset value, end of year	$11.48	$11.59	$10.86	$10.92	$9.94
Total return (C)	2.17%	11.00%	2.24%	12.97%	3.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$52,109	$46,600	$38,322	$43,076	$4,173
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.85%	1.92%	1.94%	1.94	%(D)
Including waiver and/or reimbursement and recapture	1.76%	1.85%	1.92%	1.94%	1.95	%(B)(D)
Net investment income (loss) to average net assets	2.82%	2.86%	2.80%	2.99%	2.86	%(B)
Portfolio turnover rate	61%	53%	38%	79%	51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$11.64	$10.91	$10.97	$9.97		$9.97

Investment operations:
Net investment income (loss) (A)	0.44	0.43	0.42	0.42		0.38	(B)
Net realized and unrealized gain (loss)	(0.10)	0.83	(0.06)	0.97		0.02
Total investment operations	0.34	1.26	0.36	1.39		0.40

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.40)	(0.38)	(0.39)		(0.36)
Net realized gains	(0.01)	(0.13)	(0.04)	—		(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.53)	(0.42)	(0.39)		(0.40)

Net asset value, end of year	$11.53	$11.64	$10.91	$10.97		$9.97
Total return	3.17%	12.14%	3.27%	14.10%		4.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$170,942	$153,353	$92,148	$71,827		$41,691
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.85%	0.93%	0.94%		1.01	%(C)
Including waiver and/or reimbursement and recapture	0.72%	0.83%	0.95%	0.96	%(D)	0.95	%(B)(C)
Net investment income (loss) to average net assets	3.87%	3.86%	3.75%	4.02%		3.83	%(B)
Portfolio turnover rate	61%	53%	38%	79%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

For a share outstanding during the years indicated:	Transamerica Multi-Asset Income
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$11.14	$10.47	$10.52	$9.62		$9.89

Investment operations:
Net investment income (loss) (A)	0.42	0.41	0.42	0.40		0.09	(B)
Net realized and unrealized gain (loss)	(0.09)	0.79	(0.06)	0.90		0.04
Total investment operations	0.33	1.20	0.36	1.30		0.13

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.40)	(0.37)	(0.40)		(0.36)
Net realized gains	(0.01)	(0.13)	(0.04)	—		(0.04)
Total dividends and/or distributions to shareholders	(0.46)	(0.53)	(0.41)	(0.40)		(0.40)

Net asset value, end of year	$11.01	$11.14	$10.47	$10.52		$9.62
Total return	3.28%	12.03%	3.45%	13.70%		1.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$13	$13	$11	$11		$0	(C)
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.74%	0.82%	0.84%		0.00	%(D)(E)
Including waiver and/or reimbursement and recapture	0.68%	0.82%	0.82%	0.96	%(F)	0.00	%(B)(D)(E)
Net investment income (loss) to average net assets	3.89%	3.89%	3.88%	3.94%		0.96	%(B)
Portfolio turnover rate	61%	53%	38%	79%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $1,000.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.66	$27.54	$27.90	$24.88	$24.86

Investment operations:
Net investment income (loss) (A)	0.28	0.36	0.34	0.28	0.25	(B)
Net realized and unrealized gain (loss)	2.44	2.79	0.24	3.15	0.61
Total investment operations	2.72	3.15	0.58	3.43	0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.37)	(0.35)	(0.32)	(0.26)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.15)	(2.03)	(0.94)	(0.41)	(0.84)

Net asset value, end of year	$30.23	$28.66	$27.54	$27.90	$24.88
Total return (C)	9.76%	12.53%	2.05%	13.89%	3.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$572,827	$558,639	$532,861	$573,224	$406,606
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	1.10%
Including waiver and/or reimbursement and recapture	1.01%	1.04%	1.03%	1.03%	1.08	%(B)
Net investment income (loss) to average net assets	0.98%	1.34%	1.22%	1.07%	1.04	%(B)
Portfolio turnover rate	53%	41%	48%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.11	$27.04	$27.41	$24.45	$24.44

Investment operations:
Net investment income (loss) (A)	0.06	0.15	0.13	0.08	0.08	(B)
Net realized and unrealized gain (loss)	2.39	2.75	0.22	3.09	0.59
Total investment operations	2.45	2.90	0.35	3.17	0.67

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.17)	(0.13)	(0.12)	(0.08)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(0.94)	(1.83)	(0.72)	(0.21)	(0.66)

Net asset value, end of year	$29.62	$28.11	$27.04	$27.41	$24.45
Total return (C)	8.89%	11.73%	1.25%	13.02%	2.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$216,561	$195,175	$184,727	$222,884	$208,410
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.80%	1.79%	1.79%	1.83%
Including waiver and/or reimbursement and recapture	1.76%	1.80%	1.79%	1.79%	1.82	%(B)
Net investment income (loss) to average net assets	0.22%	0.58%	0.47%	0.32%	0.33	%(B)
Portfolio turnover rate	53%	41%	48%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.81	$27.67	$28.03	$24.99	$24.96

Investment operations:
Net investment income (loss) (A)	0.35	0.43	0.41	0.34	0.32	(B)
Net realized and unrealized gain (loss)	2.45	2.80	0.23	3.16	0.60
Total investment operations	2.80	3.23	0.64	3.50	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.43)	(0.41)	(0.37)	(0.31)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.22)	(2.09)	(1.00)	(0.46)	(0.89)

Net asset value, end of year	$30.39	$28.81	$27.67	$28.03	$24.99
Total return	9.99%	12.79%	2.26%	14.13%	3.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$296,123	$244,156	$232,308	$266,637	$208,512
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.82%	0.82%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.79%	0.82%	0.82%	0.82%	0.84	%(B)
Net investment income (loss) to average net assets	1.18%	1.55%	1.44%	1.28%	1.32	%(B)
Portfolio turnover rate	53%	41%	48%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$28.81	$27.67	$28.03	$24.99	$24.95

Investment operations:
Net investment income (loss) (A)	0.37	0.44	0.44	0.37	0.25	(B)
Net realized and unrealized gain (loss)	2.46	2.82	0.23	3.16	0.71
Total investment operations	2.83	3.26	0.67	3.53	0.96

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.46)	(0.44)	(0.40)	(0.34)
Net realized gains	(0.85)	(1.66)	(0.59)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(1.25)	(2.12)	(1.03)	(0.49)	(0.92)

Net asset value, end of year	$30.39	$28.81	$27.67	$28.03	$24.99
Total return	10.11%	12.92%	2.37%	14.25%	3.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,595	$13,458	$7,149	$9,749	$6,316
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.71%	0.71%	0.71%	0.73%
Including waiver and/or reimbursement and recapture	0.69%	0.71%	0.71%	0.71%	0.73	%(B)
Net investment income (loss) to average net assets	1.28%	1.62%	1.54%	1.39%	1.02	%(B)
Portfolio turnover rate	53%	41%	48%	39%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.29	$10.05	$10.22	$10.23	$10.19

Investment operations:
Net investment income (loss) (A)	0.21	0.26	0.22	0.19	0.20	(B)
Net realized and unrealized gain (loss)	0.04	(C)	0.24	(0.17)	0.01	0.06
Total investment operations	0.25	0.50	0.05	0.20	0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.26)	(0.22)	(0.21)	(0.20)
Return of capital	—	—	—	—	(0.02)
Total dividends and/or distributions to shareholders	(0.22)	(0.26)	(0.22)	(0.21)	(0.22)

Net asset value, end of year	$10.32	$10.29	$10.05	$10.22	$10.23
Total return (D)	2.43%	5.04%	0.53%	1.90%	2.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$731,602	$698,062	$732,815	$940,515	$934,615
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.82%	0.85%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.72%	0.82%	0.85%	0.84%	0.84	%(B)
Net investment income (loss) to average net assets	2.04%	2.54%	2.16%	1.84%	1.95	%(B)
Portfolio turnover rate	44%	61%	60%	52%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class C
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.27	$10.03	$10.20	$10.21	$10.17

Investment operations:
Net investment income (loss) (A)	0.13	0.18	0.14	0.11	0.12	(B)
Net realized and unrealized gain (loss)	0.03	(C)	0.24	(0.16)	0.01	0.06
Total investment operations	0.16	0.42	(0.02)	0.12	0.18

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.18)	(0.15)	(0.13)	(0.12)
Return of capital	—	—	—	—	(0.02)
Total dividends and/or distributions to shareholders	(0.13)	(0.18)	(0.15)	(0.13)	(0.14)

Net asset value, end of year	$10.30	$10.27	$10.03	$10.20	$10.21
Total return (D)	1.62%	4.23%	(0.24)%	1.12%	1.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$225,838	$294,497	$393,543	$517,918	$621,425
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%	1.61%	1.62%	1.61%	1.61%
Including waiver and/or reimbursement and recapture	1.50%	1.61%	1.62%	1.61%	1.60	%(B)
Net investment income (loss) to average net assets	1.28%	1.77%	1.40%	1.07%	1.18	%(B)
Portfolio turnover rate	44%	61%	60%	52%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class I
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.88	$10.05	$10.05	$10.01

Investment operations:
Net investment income (loss) (A)	0.22	0.27	0.24	0.20	0.21	(B)
Net realized and unrealized gain (loss)	0.05	(C)	0.24	(0.17)	0.02	0.07
Total investment operations	0.27	0.51	0.07	0.22	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.28)	(0.24)	(0.22)	(0.21)
Return of capital	—	—	—	—	(0.03)
Total dividends and/or distributions to shareholders	(0.23)	(0.28)	(0.24)	(0.22)	(0.24)

Net asset value, end of year	$10.15	$10.11	$9.88	$10.05	$10.05
Total return	2.73%	5.20%	0.71%	2.21%	2.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,979,174	$1,745,843	$1,451,634	$1,312,220	$979,858
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.62%	0.65%	0.64%	0.64%
Including waiver and/or reimbursement and recapture	0.52%	0.62%	0.65%	0.64%	0.63	%(B)
Net investment income (loss) to average net assets	2.24%	2.74%	2.39%	2.04%	2.15	%(B)
Portfolio turnover rate	44%	61%	60%	52%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class I2
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.87	$10.04	$10.04	$10.01

Investment operations:
Net investment income (loss) (A)	0.24	0.28	0.24	0.22	0.22	(B)
Net realized and unrealized gain (loss)	0.02	(C)	0.25	(0.16)	0.01	0.06
Total investment operations	0.26	0.53	0.08	0.23	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.25)	(0.23)	(0.22)
Return of capital	—	—	—	—	(0.03)
Total dividends and/or distributions to shareholders	(0.24)	(0.29)	(0.25)	(0.23)	(0.25)

Net asset value, end of year	$10.13	$10.11	$9.87	$10.04	$10.04
Total return	2.63%	5.41%	0.81%	2.31%	2.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$155,005	$282,641	$220,648	$427,397	$282,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.54%
Including waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.54	%(B)
Net investment income (loss) to average net assets	2.37%	2.85%	2.45%	2.15%	2.21	%(B)
Portfolio turnover rate	44%	61%	60%	52%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class R6
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.11	$9.87	$10.03	$10.04	$10.01

Investment operations:
Net investment income (loss) (A)	0.23	0.28	0.26	0.21	0.23	(B)
Net realized and unrealized gain (loss)	0.04	(C)	0.25	(0.17)	0.01	0.05
Total investment operations	0.27	0.53	0.09	0.22	0.28

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.29)	(0.25)	(0.23)	(0.22)
Return of capital	—	—	—	—	(0.03)
Total dividends and/or distributions to shareholders	(0.24)	(0.29)	(0.25)	(0.23)	(0.25)

Net asset value, end of year	$10.14	$10.11	$9.87	$10.03	$10.04
Total return	2.74%	5.42%	0.92%	2.21%	2.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$36,002	$28,807	$26,240	$1,412	$372
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.54%
Including waiver and/or reimbursement and recapture	0.42%	0.52%	0.55%	0.54%	0.52	%(B)
Net investment income (loss) to average net assets	2.32%	2.85%	2.65%	2.14%	2.26	%(B)
Portfolio turnover rate	44%	61%	60%	52%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$6.43	$6.51	$6.89	$12.15		$12.82

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.05)	(0.04)	(0.06)		(0.10	)(B)
Net realized and unrealized gain (loss)	0.65	0.61	0.34	2.42		0.49
Total investment operations	0.58	0.56	0.30	2.36		0.39

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)		(1.06)

Net asset value, end of year	$6.55	$6.43	$6.51	$6.89		$12.15
Total return (C)	9.34%	11.11%	4.50%	26.31%		3.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,017	$14,777	$18,537	$15,520		$8,835
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%	1.47%	1.41%	1.51%		1.36%
Including waiver and/or reimbursement and recapture	1.40%	1.35%	1.25%	1.41	%(D)	1.35	%(B)
Net investment income (loss) to average net assets	(1.07)%	(0.81)%	(0.55)%	(0.92)%		(0.82	)%(B)
Portfolio turnover rate	69%	72%	55%	80%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$5.72		$5.91	$6.35	$11.77		$12.55

Investment operations:
Net investment income (loss) (A)	(0.10)		(0.09)	(0.08)	(0.10)		(0.18	)(B)
Net realized and unrealized gain (loss)	0.57		0.54	0.32	2.30		0.46
Total investment operations	0.47		0.45	0.24	2.20		0.28

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)		(0.64)	(0.68)	(7.62)		(1.06)

Net asset value, end of year	$5.73		$5.72	$5.91	$6.35		$11.77
Total return (C)	8.52%		10.28%	3.87%	25.22%		2.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,771		$4,131	$4,604	$3,588		$1,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.15%		2.19%	2.15%	2.23%		2.10%
Including waiver and/or reimbursement and recapture	2.15	%(E)	2.10%	2.00%	2.16	%(D)	2.09	%(B)
Net investment income (loss) to average net assets	(1.81)%		(1.55)%	(1.32)%	(1.69)%		(1.54	)%(B)
Portfolio turnover rate	69%		72%	55%	80%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$6.71	$6.74	$7.09	$12.30		$12.94

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.03)	(0.02)	(0.05)		(0.06	)(B)
Net realized and unrealized gain (loss)	0.67	0.64	0.35	2.46		0.48
Total investment operations	0.62	0.61	0.33	2.41		0.42

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)		(1.06)

Net asset value, end of year	$6.87	$6.71	$6.74	$7.09		$12.30
Total return	9.56%	11.50%	4.82%	26.40%		3.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$35,706	$37,424	$31,592	$27,564		$2,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.13%	1.11%	1.18%		1.03%
Including waiver and/or reimbursement and recapture	1.09%	1.07%	1.00%	1.16	%(C)	1.03	%(B)
Net investment income (loss) to average net assets	(0.76)%	(0.54)%	(0.31)%	(0.69)%		(0.48	)%(B)
Portfolio turnover rate	69%	72%	55%	80%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$6.83		$6.85	$7.18	$12.36	$12.99

Investment operations:
Net investment income (loss) (A)	(0.05)		(0.03)	(0.01)	(0.04)	(0.04	)(B)
Net realized and unrealized gain (loss)	0.70		0.65	0.36	2.48	0.47
Total investment operations	0.65		0.62	0.35	2.44	0.43

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)		(0.64)	(0.68)	(7.62)	(1.06)

Net asset value, end of year	$7.02		$6.83	$6.85	$7.18	$12.36
Total return	9.85%		11.48%	5.06%	26.63%	3.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$79,099		$53,600	$35,995	$47,690	$53,790
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%		1.04%	1.01%	1.09%	0.92%
Including waiver and/or reimbursement and recapture	1.00	%(C)	1.00%	0.91%	1.09%	0.91	%(B)
Net investment income (loss) to average net assets	(0.69)%		(0.46)%	(0.20)%	(0.57)%	(0.32	)%(B)
Portfolio turnover rate	69%		72%	55%	80%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I3
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.83		$6.84	$7.19	$6.44

Investment operations:
Net investment income (loss) (B)	(0.04)		(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.68		0.66	0.34	0.77
Total investment operations	0.64		0.63	0.33	0.75

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)		(0.64)	(0.68)	—

Net asset value, end of period/year	$7.01		$6.83	$6.84	$7.19
Total return	9.69%		11.48%	4.90%	11.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,089		$26,997	$29,619	$34,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%		1.04%	1.01%	1.07	%(D)
Including waiver and/or reimbursement and recapture	1.00	%(E)	0.99%	0.90%	0.90	%(D)
Net investment income (loss) to average net assets	(0.67)%		(0.46)%	(0.20)%	(0.47	)%(D)
Portfolio turnover rate	69%		72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.72	$6.79	$7.16	$6.44

Investment operations:
Net investment income (loss) (B)	(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.69	0.63	0.36	0.77
Total investment operations	0.61	0.57	0.31	0.72

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	—

Net asset value, end of period/year	$6.87	$6.72	$6.79	$7.16
Total return	9.38%	10.78%	4.48%	11.18	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14,838	$15,869	$16,846	$17,479
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.49%	1.53%	1.50%	1.57	%(D)
Including waiver and/or reimbursement and recapture	1.49%	1.49%	1.42%	1.55	%(D)
Net investment income (loss) to average net assets	(1.15)%	(0.94)%	(0.73)%	(1.17	)%(D)
Portfolio turnover rate	69%	72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$6.80	$6.81	$7.18	$6.44

Investment operations:
Net investment income (loss) (B)	(0.05)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.69	0.65	0.34	0.77
Total investment operations	0.64	0.63	0.31	0.74

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	—

Net asset value, end of period/year	$6.98	$6.80	$6.81	$7.18
Total return	9.74%	11.54%	4.60%	11.49	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$93	$252	$6,609	$5,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.29%	1.26%	1.32	%(D)
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	1.15	%(D)
Net investment income (loss) to average net assets	(0.77)%	(0.38)%	(0.46)%	(0.77	)%(D)
Portfolio turnover rate	69%	72%	55%	80%

(A)	Commenced operations on March 10, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016 (A)
Net asset value, beginning of period/year	$6.83	$6.85	$7.18	$12.36	$12.65

Investment operations:
Net investment income (loss) (B)	(0.04)	(0.03)	(0.02)	(0.04)	(0.01	)(C)
Net realized and unrealized gain (loss)	0.68	0.65	0.37	2.48	(0.28	)(D)
Total investment operations	0.64	0.62	0.35	2.44	(0.29)

Dividends and/or distributions to shareholders:
Net realized gains	(0.46)	(0.64)	(0.68)	(7.62)	—

Net asset value, end of period/year	$7.01	$6.83	$6.85	$7.18	$12.36
Total return	9.69%	11.48%	5.06%	26.63%	(2.29	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$80	$72	$65	$62	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.03%	1.01%	1.09%	0.97	%(F)
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.91%	1.09%	0.95	%(C)(F)
Net investment income (loss) to average net assets	(0.66)%	(0.46)%	(0.22)%	(0.58)%	(0.37	)%(C)(F)
Portfolio turnover rate	69%	72%	55%	80%	43%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.83	$10.66	$11.94		$11.07

Investment operations:
Net investment income (loss) (B)	0.05	(0.01)	0.02		0.01
Net realized and unrealized gain (loss)	(1.36)	0.11	(0.82)		0.86
Total investment operations	(1.31)	0.10	(0.80)		0.87

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.06)	(0.01)		—
Net realized gains	(0.21)	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.39)	(0.93)	(0.48)		—

Net asset value, end of period/year	$8.13	$9.83	$10.66		$11.94
Total return (C)	(14.03)%	2.35%	(7.12)%		7.76	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,246	$4,543	$3,050		$2,757
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.39%	1.36%	1.45	%(E)	1.49	%(F)
Including waiver and/or reimbursement and recapture	1.30%	1.27%	1.20	%(E)	1.30	%(F)
Net investment income (loss) to average net assets	0.66%	(0.08)%	0.20%		0.19	%(F)
Portfolio turnover rate	80%	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.67		$10.50	$11.85		$11.03

Investment operations:
Net investment income (loss) (B)	(0.00	)(C)	(0.07)	(0.06)		(0.03)
Net realized and unrealized gain (loss)	(1.36)		0.11	(0.82)		0.85
Total investment operations	(1.36)		0.04	(0.88)		0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		—	—		—
Net realized gains	(0.21)		(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.32)		(0.87)	(0.47)		—

Net asset value, end of period/year	$7.99		$9.67	$10.50		$11.85
Total return (D)	(14.67)%		1.60%	(7.88)%		7.34	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$581		$744	$786		$891
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.05%		2.02%	2.06	%(F)	2.05	%(G)
Including waiver and/or reimbursement and recapture	2.05	%(H)	2.00%	1.95	%(F)	2.05	%(G)
Net investment income (loss) to average net assets	(0.06)%		(0.75)%	(0.52)%		(0.56	)%(G)
Portfolio turnover rate	80%		168%	84%		35	%(E)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2020		October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.93		$10.75	$12.03		$11.14

Investment operations:
Net investment income (loss) (B)	0.08		0.02	0.07		0.00	(C)
Net realized and unrealized gain (loss)	(1.38)		0.12	(0.83)		0.89
Total investment operations	(1.30)		0.14	(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.09)	(0.05)		—
Net realized gains	(0.21)		(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.41)		(0.96)	(0.52)		—

Net asset value, end of period/year	$8.22		$9.93	$10.75		$12.03
Total return	(13.77)%		2.66%	(6.86)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,838		$15,653	$756		$2,521
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.00%	1.07	%(E)	1.05	%(F)
Including waiver and/or reimbursement and recapture	1.02	%(G)	0.99%	0.95	%(E)	1.05	%(F)
Net investment income (loss) to average net assets	0.96%		0.19%	0.57%		0.01	%(F)
Portfolio turnover rate	80%		168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.94		$10.76		$12.04		$11.15

Investment operations:
Net investment income (loss) (B)	0.05		0.09		0.07		0.03
Net realized and unrealized gain (loss)	(1.34)		0.05		(0.83)		0.86
Total investment operations	(1.29)		0.14		(0.76)		0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.09)		(0.05)		—
Net realized gains	(0.21)		(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.42)		(0.96)		(0.52)		—

Net asset value, end of period/year	$8.23		$9.94		$10.76		$12.04
Total return	(13.69)%		2.66	%(C)	(6.81)%		7.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$419,838		$52,241		$212,025		$255,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.90%		0.96	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.92	%(G)	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	0.68%		0.89%		0.58%		0.55	%(F)
Portfolio turnover rate	80%		168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I3
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.96		$10.77		$12.05		$11.15

Investment operations:
Net investment income (loss) (B)	0.08		0.04		0.07		0.05
Net realized and unrealized gain (loss)	(1.38)		0.11		(0.84)		0.85
Total investment operations	(1.30)		0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.09)		(0.04)		—
Net realized gains	(0.21)		(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.42)		(0.96)		(0.51)		—

Net asset value, end of period/year	$8.24		$9.96		$10.77		$12.05
Total return	(13.75)%		2.77%		(6.78)%		8.07	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$28,471		$24,216		$27,065		$35,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.90%		0.96	%(D)	0.94	%(E)
Including waiver and/or reimbursement and recapture	0.92	%(F)	0.90	%(F)	0.85	%(D)	0.85	%(E)
Net investment income (loss) to average net assets	1.04%		0.40%		0.60%		0.82	%(E)
Portfolio turnover rate	80%		168%		84%		35	%(C)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$9.93	$10.73	$12.01		$11.15

Investment operations:
Net investment income (loss) (B)	0.05	(0.01)	0.01		0.00	(C)
Net realized and unrealized gain (loss)	(1.38)	0.10	(0.82)		0.86
Total investment operations	(1.33)	0.09	(0.81)		0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.02)	—		—
Net realized gains	(0.21)	(0.87)	(0.47)		—
Total dividends and/or distributions to shareholders	(0.37)	(0.89)	(0.47)		—

Net asset value, end of period/year	$8.23	$9.93	$10.73		$12.01
Total return	(14.05)%	2.13%	(7.25)%		7.71	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,206	$7,982	$9,264		$11,811
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%	1.40%	1.45	%(E)	1.43	%(F)
Including waiver and/or reimbursement and recapture	1.40%	1.39%	1.35	%(E)	1.43	%(F)
Net investment income (loss) to average net assets	0.59%	(0.08)%	0.10%		0.01	%(F)
Portfolio turnover rate	80%	168%	84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R4
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017 (A) (B) (C)		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.95	$10.74	$12.01		$11.25		$9.52		$10.23

Investment operations:
Net investment income (loss) (D)	0.08	(0.01)	0.04		0.01		0.06		0.07
Net realized and unrealized gain (loss)	(1.39)	0.14	(0.84)		0.76		1.75		(0.72)
Total investment operations	(1.31)	0.13	(0.80)		0.77		1.81		(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.05)	—		(0.01)		(0.08)		(0.06)
Net realized gains	(0.21)	(0.87)	(0.47)		—		—		—
Total dividends and/or distributions to shareholders	(0.41)	(0.92)	(0.47)		(0.01)		(0.08)		(0.06)

Net asset value, end of period/year	$8.23	$9.95	$10.74		$12.01		$11.25		$9.52
Total return	(13.88)%	2.57%	(6.99)%		6.85	%(E)	19.24%		(6.33)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$117	$328	$253		$345		$7,065		$6,709
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.15%	1.21	%(F)	2.06	%(G)	1.72%		1.73%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10	%(F)	1.17	%(G)(H)	1.11	%(H)(I)	1.10%
Net investment income (loss) to average net assets	0.93%	(0.07)%	0.36%		0.06	%(G)	0.67%		0.73%
Portfolio turnover rate	80%	168%	84%		35	%(E)	89%		133%

(A)	Transamerica Partners Institutional Small Value reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Small Value, which was the accounting and performance survivor of the reorganization.
(B)	Effective April 21, 2017, the Fund underwent a 2.16-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The fiscal year end of the Fund is October 31 while the fiscal year end of the accounting and performance survivor is December 31. Prior to the closing of the applicable Transamerica Partners reorganization as of the close of business on April 21, 2017, the accounting and performance survivor operated as a feeder in a master-feeder structure and invested all of its investable assets in a corresponding Series Portfolio. The Financial Highlights represents activity for the ten months of January 1, 2017—October 31, 2017.
(D)	Calculated based on average number of shares outstanding.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
(I)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2020	October 31, 2019		October 31, 2018		October 31, 2017 (A)
Net asset value, beginning of period/year	$10.00	$10.81		$12.10		$11.20

Investment operations:
Net investment income (loss) (B)	0.09	0.03		0.07		0.00	(C)
Net realized and unrealized gain (loss)	(1.39)	0.12		(0.84)		0.90
Total investment operations	(1.30)	0.15		(0.77)		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.09)		(0.05)		—
Net realized gains	(0.21)	(0.87)		(0.47)		—
Total dividends and/or distributions to shareholders	(0.42)	(0.96)		(0.52)		—

Net asset value, end of period/year	$8.28	$10.00		$10.81		$12.10
Total return	(13.69)%	2.84%		(6.85)%		7.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$50	$58		$57		$61
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.90%		0.95	%(E)	0.93	%(F)
Including waiver and/or reimbursement and recapture	0.90%	0.90	%(G)	0.86	%(E)	0.93	%(F)
Net investment income (loss) to average net assets	1.08%	0.35%		0.57%		0.55	%(F)
Portfolio turnover rate	80%	168%		84%		35	%(D)

(A)	Commenced operations on April 21, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$25.45	$26.61	$29.46	$25.09	$26.18

Investment operations:
Net investment income (loss) (A)	0.14	0.13	0.14	0.03	0.24	(B)
Net realized and unrealized gain (loss)	(2.99)	1.41	0.61	5.92	0.87
Total investment operations	(2.85)	1.54	0.75	5.95	1.11

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.14)	(0.06)	(0.22)	(0.03)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.82)	(2.70)	(3.60)	(1.58)	(2.20)

Net asset value, end of year	$21.78	$25.45	$26.61	$29.46	$25.09
Total return (C)	(11.70)%	7.63%	2.25%	24.23%	4.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$268,643	$349,550	$357,948	$362,890	$338,577
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%	1.31%	1.29%	1.28%	1.34%
Including waiver and/or reimbursement and recapture	1.31%	1.31%	1.29%	1.28%	1.33	%(B)
Net investment income (loss) to average net assets	0.61%	0.54%	0.49%	0.09%	0.99	%(B)
Portfolio turnover rate	65%	60%	61%	104%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$21.62	$23.05	$26.07	$22.37	$23.70

Investment operations:
Net investment income (loss) (A)	(0.01)	(0.02)	(0.03)	(0.15)	0.07	(B)
Net realized and unrealized gain (loss)	(2.55)	1.15	0.55	5.28	0.77
Total investment operations	(2.56)	1.13	0.52	5.13	0.84

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.07)	—
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.69)	(2.56)	(3.54)	(1.43)	(2.17)

Net asset value, end of year	$18.37	$21.62	$23.05	$26.07	$22.37
Total return (C)	(12.35)%	6.85%	1.60%	23.43%	3.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,622	$116,291	$165,647	$241,737	$237,404
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%	2.00%	1.96%	1.95%	2.02%
Including waiver and/or reimbursement and recapture	2.02%	2.00%	1.96%	1.95%	2.01	%(B)
Net investment income (loss) to average net assets	(0.04)%	(0.09)%	(0.11)%	(0.59)%	0.31	%(B)
Portfolio turnover rate	65%	60%	61%	104%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.46	$27.56	$30.40	$25.84	$26.91

Investment operations:
Net investment income (loss) (A)	0.23	0.23	0.24	0.10	0.34	(B)
Net realized and unrealized gain (loss)	(3.11)	1.46	0.63	6.14	0.89
Total investment operations	(2.88)	1.69	0.87	6.24	1.23

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.23)	(0.17)	(0.32)	(0.13)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.91)	(2.79)	(3.71)	(1.68)	(2.30)

Net asset value, end of year	$22.67	$26.46	$27.56	$30.40	$25.84
Total return	(11.41)%	8.03%	2.60%	24.68%	5.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$228,537	$296,684	$270,188	$242,460	$158,538
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%	0.95%	0.94%	0.94%	0.98%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.94%	0.94%	0.97	%(B)
Net investment income (loss) to average net assets	0.98%	0.90%	0.82%	0.35%	1.35	%(B)
Portfolio turnover rate	65%	60%	61%	104%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.52	$27.62	$30.45	$25.88	$26.95

Investment operations:
Net investment income (loss) (A)	0.25	0.26	0.27	0.15	0.36	(B)
Net realized and unrealized gain (loss)	(3.11)	1.46	0.63	6.12	0.90
Total investment operations	(2.86)	1.72	0.90	6.27	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.19)	(0.34)	(0.16)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.93)	(2.82)	(3.73)	(1.70)	(2.33)

Net asset value, end of year	$22.73	$26.52	$27.62	$30.45	$25.88
Total return	(11.30)%	8.14%	2.72%	24.80%	5.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,795	$20,641	$19,429	$20,628	$18,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.88%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.87	%(B)
Net investment income (loss) to average net assets	1.06%	1.01%	0.95%	0.51%	1.46	%(B)
Portfolio turnover rate	65%	60%	61%	104%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$26.64	$27.74	$30.56	$25.97	$26.95

Investment operations:
Net investment income (loss) (A)	0.24	0.20	0.18	0.10	0.44	(B)
Net realized and unrealized gain (loss)	(3.12)	1.52	0.74	6.19	0.82
Total investment operations	(2.88)	1.72	0.92	6.29	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.26)	(0.20)	(0.34)	(0.07)
Net realized gains	(0.69)	(2.56)	(3.54)	(1.36)	(2.17)
Total dividends and/or distributions to shareholders	(0.93)	(2.82)	(3.74)	(1.70)	(2.24)

Net asset value, end of year	$22.83	$26.64	$27.74	$30.56	$25.97
Total return	(11.32)%	8.11%	2.75%	24.79%	5.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$51,481	$48,043	$11,822	$3,961	$941
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.88%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.84%	0.84%	0.86	%(B)
Net investment income (loss) to average net assets	1.04%	0.80%	0.62%	0.33%	1.72	%(B)
Portfolio turnover rate	65%	60%	61%	104%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Sustainable Bond
	Class I		Class I2
	October 31, 2020 (A)		October 31, 2020 (A)
Net asset value, beginning of period	$10.00		$10.00

Investment operations:
Net investment income (loss) (B)	0.02		0.02
Net realized and unrealized gain (loss)	(0.17)		(0.17)
Total investment operations	(0.15)		(0.15)

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.03)

Net asset value, end of period	$9.82		$9.82
Total return	(1.52	)%(C)	(1.51	)%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$985		$23,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79	%(D)	1.70	%(D)
Including waiver and/or reimbursement and recapture	0.50	%(D)	0.45	%(D)
Net investment income (loss) to average net assets	0.93	%(D)	0.98	%(D)
Portfolio turnover rate	33	%(C)	33	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Transamerica Unconstrained Bond
	Class A
	October 31, 2020 (A)
Net asset value, beginning of period	$9.82

Investment operations:
Net investment income (loss) (B)	0.02
Net realized and unrealized gain (loss)	0.08
Total investment operations	0.10

Dividends and/or distributions to shareholders:
Net investment income	(0.02)
Return of capital	(0.01)
Total dividends and/or distributions to shareholders	(0.03)

Net asset value, end of period	$9.89
Total return	0.98	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94	%(E)
Including waiver and/or reimbursement and recapture	0.93	%(E)
Net investment income (loss) to average net assets	2.25	%(E)
Portfolio turnover rate	126%

(A)	Commenced operations on October 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.85		$9.85		$10.23		$9.92	$9.83

Investment operations:
Net investment income (loss) (A)	0.28		0.41		0.37		0.22	0.42	(B)
Net realized and unrealized gain (loss)	0.08		0.00	(C)(D)	(0.38)		0.38	0.04
Total investment operations	0.36		0.41		(0.01)		0.60	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.36)		(0.33)		(0.29)	(0.37)
Net realized gains	—		—		(0.00	)(C)	—	—
Return of capital	(0.05)		(0.05)		(0.04)		—	—
Total dividends and/or distributions to shareholders	(0.32)		(0.41)		(0.37)		(0.29)	(0.37)

Net asset value, end of year	$9.89		$9.85		$9.85		$10.23	$9.92
Total return	3.83%		4.23%		(0.14)%		6.07%	4.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$757		$869		$1,817		$2,110	$287
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80	%(E)	0.83	%(E)	0.87	%(E)	0.91%	0.95%
Including waiver and/or reimbursement and recapture	0.80	%(E)(F)	0.83	%(E)(F)	0.87	%(E)(F)	0.93%	0.95	%(B)
Net investment income (loss) to average net assets	2.91%		4.22%		3.62%		2.18%	4.33	%(B)
Portfolio turnover rate	126%		87%		72%		87%	141%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2020		October 31, 2019		October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$9.83		$9.81		$10.20		$9.91	$9.83

Investment operations:
Net investment income (loss) (A)	0.30		0.42		0.40		0.27	0.43	(B)
Net realized and unrealized gain (loss)	0.07		0.02	(C)	(0.41)		0.35	0.03
Total investment operations	0.37		0.44		(0.01)		0.62	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.37)		(0.34)		(0.33)	(0.38)
Net realized gains	—		—		(0.00	)(D)	—	—
Return of capital	(0.06)		(0.05)		(0.04)		—	—
Total dividends and/or distributions to shareholders	(0.33)		(0.42)		(0.38)		(0.33)	(0.38)

Net asset value, end of year	$9.87		$9.83		$9.81		$10.20	$9.91
Total return	3.93%		4.54%		(0.10)%		6.32%	4.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,588,098		$993,309		$709,125		$266,887	$219,009
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(E)	0.73	%(E)	0.78	%(E)	0.81%	0.84%
Including waiver and/or reimbursement and recapture	0.69	%(E)	0.73	%(E)(F)	0.78	%(E)(F)	0.81%	0.84	%(B)
Net investment income (loss) to average net assets	3.12%		4.25%		3.97%		2.70%	4.40	%(B)
Portfolio turnover rate	126%		87%		72%		87%	141%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class A
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.16	$20.92	$20.75		$16.87	$17.45

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.06)	(0.07)		0.01	0.00	(B)(C)
Net realized and unrealized gain (loss)	5.68	3.44	2.36		4.25	(0.17)
Total investment operations	5.60	3.38	2.29		4.26	(0.17)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00	)(C)	(0.01)	(0.00	)(C)
Net realized gains	(1.84)	(2.14)	(2.12)		(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.12)		(0.38)	(0.41)

Net asset value, end of year	$25.92	$22.16	$20.92		$20.75	$16.87
Total return (D)	26.76%	19.17%	11.74%		25.76%	(0.95)%

Ratio and supplemental data:
Net assets end of year (000’s)	$764,325	$661,541	$550,529		$500,587	$432,130
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.16%	1.16%		1.18%	1.20%
Including waiver and/or reimbursement and recapture	1.08%	1.16%	1.16%		1.18%	1.18	%(B)
Net investment income (loss) to average net assets	(0.35)%	(0.32)%	(0.35)%		0.07%	0.03	%(B)
Portfolio turnover rate	28%	37%	27%		35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2020		October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$20.47		$19.63	$19.75	$16.18		$16.89

Investment operations:
Net investment income (loss) (A)	(0.24)		(0.21)	(0.22)	(0.13)		(0.12	)(B)
Net realized and unrealized gain (loss)	5.19		3.19	2.22	4.07		(0.18)
Total investment operations	4.95		2.98	2.00	3.94		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.00	)(C)	—
Net realized gains	(1.84)		(2.14)	(2.12)	(0.37)		(0.41)
Total dividends and/or distributions to shareholders	(1.84)		(2.14)	(2.12)	(0.37)		(0.41)

Net asset value, end of year	$23.58		$20.47	$19.63	$19.75		$16.18
Total return (D)	25.72%		18.30%	10.78%	24.84%		(1.77)%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,000		$18,378	$13,930	$48,087		$44,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87	%(E)	1.93%	1.96%	1.97%		1.99%
Including waiver and/or reimbursement and recapture	1.87	%(E)(F)	1.93%	1.96%	1.97%		1.97	%(B)
Net investment income (loss) to average net assets	(1.12)%		(1.09)%	(1.09)%	(0.72)%		(0.76	)%(B)
Portfolio turnover rate	28%		37%	27%	35%		34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Includes extraordinary expenses outside the operating expense limit.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.70	$21.31	$21.11	$17.15	$17.74

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.01)	(0.01)	0.07	0.06	(B)
Net realized and unrealized gain (loss)	5.83	3.54	2.39	4.33	(0.18)
Total investment operations	5.81	3.53	2.38	4.40	(0.12)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.06)	(0.07)	(0.06)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.18)	(0.44)	(0.47)

Net asset value, end of year	$26.67	$22.70	$21.31	$21.11	$17.15
Total return	27.07%	19.56%	12.01%	26.21%	(0.67)%

Ratio and supplemental data:
Net assets end of year (000’s)	$309,755	$266,730	$186,752	$183,788	$160,628
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.86%	0.87%	0.88%	0.87%
Including waiver and/or reimbursement and recapture	0.82%	0.86%	0.87%	0.88%	0.85	%(B)
Net investment income (loss) to average net assets	(0.08)%	(0.03)%	(0.06)%	0.37%	0.35	%(B)
Portfolio turnover rate	28%	37%	27%	35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$22.68	$21.27	$21.07	$17.13	$17.72

Investment operations:
Net investment income (loss) (A)	0.01	0.01	0.02	0.09	0.08	(B)
Net realized and unrealized gain (loss)	5.83	3.54	2.39	4.31	(0.18)
Total investment operations	5.84	3.55	2.41	4.40	(0.10)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.09)	(0.09)	(0.08)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.21)	(0.46)	(0.49)

Net asset value, end of year	$26.68	$22.68	$21.27	$21.07	$17.13
Total return	27.23%	19.70%	12.18%	26.29%	(0.53)%

Ratio and supplemental data:
Net assets end of year (000’s)	$529,573	$491,921	$190,514	$230,952	$258,722
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.74%	0.75%	0.75%	0.74%
Including waiver and/or reimbursement and recapture	0.70%	0.74%	0.75%	0.75%	0.72	%(B)
Net investment income (loss) to average net assets	0.03%	0.07%	0.08%	0.50%	0.48	%(B)
Portfolio turnover rate	28%	37%	27%	35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
Class T
October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$64.44	$56.19	$52.20	$41.76	$42.47

Investment operations:
Net investment income (loss) (A)	(0.01)	0.02	0.00	(B)	0.20	0.17	(C)
Net realized and unrealized gain (loss)	17.18	10.37	6.16	10.66	(0.43)
Total investment operations	17.17	10.39	6.16	10.86	(0.26)

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.05)	(0.05)	(0.04)
Net realized gains	(1.84)	(2.14)	(2.12)	(0.37)	(0.41)
Total dividends and/or distributions to shareholders	(1.84)	(2.14)	(2.17)	(0.42)	(0.45)

Net asset value, end of year	$79.77	$64.44	$56.19	$52.20	$41.76
Total return (D)	27.17%	19.63%	12.10%	26.24%	(0.59)%

Ratios and supplemental data:
Net assets end of year (000’s)	$144,510	$125,598	$113,486	$109,183	$94,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.80%	0.81%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.75%	0.80%	0.81%	0.82%	0.80	%(C)
Net investment income (loss) to average net assets	(0.02)%	0.04%	0.02%	0.43%	0.40	%(C)
Portfolio turnover rate	28%	37%	27%	35%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS

At October 31, 2020

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica Balanced II (“Balanced II”)	I3,R
Transamerica Bond (“Bond”)	A,C,I,I2,R6
Transamerica Capital Growth (“Capital Growth”)	A,C,I,I2,R6
Transamerica Dividend Focused (“Dividend Focused”)	A,C,I,I2,R6
Transamerica Dynamic Income (“Dynamic Income”)	A,C,I
Transamerica Emerging Markets Debt (“Emerging Markets Debt”)	A,C,I,I2,R6
Transamerica Emerging Markets Opportunities (“Emerging Markets Opportunities”) (A)	I,I2
Transamerica Event Driven (“Event Driven”)	I,I2
Transamerica Floating Rate (“Floating Rate”)	A,C,I,I2
Transamerica Global Equity (“Global Equity”)	A,C,I,R6
Transamerica Government Money Market (“Government Money Market”)	A,C,I,I2,I3,R2,R4
Transamerica High Quality Bond (“‘High Quality Bond”)	I3,R,R4
Transamerica High Yield Bond (“High Yield Bond”)	A,C,I,I2,I3,R,R4,R6
Transamerica High Yield ESG (“High Yield ESG”) (B)	I,I2
Transamerica High Yield Muni (“High Yield Muni”)	A,C,I,I2
Transamerica Inflation Opportunities (“Inflation Opportunities”)	A,C,I,I2,R6
Transamerica Inflation-Protected Securities (“Inflation-Protected Securities”)	I3,R,R4
Transamerica Intermediate Bond (“Intermediate Bond”)	I2,I3,R,R4
Transamerica Intermediate Muni (“Intermediate Muni”)	A,C,I,I2
Transamerica International Equity (“International Equity”)	A,C,I,I2,I3,R,R4,R6
Transamerica International Growth (“International Growth”)	A,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica International Stock (“International Stock”)	A,I,I2,R6
Transamerica Large Cap Value (“Large Cap Value”)	A,C,I,I2,R6
Transamerica Large Core (“Large Core”)	I3,R,R4
Transamerica Large Growth (“Large Growth”)	I3,R,R4
Transamerica Large Value Opportunities (“Large Value Opportunities”)	I3,R,R4
Transamerica Mid Cap Growth (“Mid Cap Growth”)	A,C,I,I2,I3,R,R4
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”)	A,C,I,I2,I3,R,R4,R6
Transamerica MLP & Energy Income (“MLP & Energy Income”)	A,C,I,I2
Transamerica Multi-Asset Income (“Multi-Asset Income”)	A,C,I,I2
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”)	A,C,I,R6
Transamerica Short-Term Bond (“Short-Term Bond”)	A,C,I,I2,R6
Transamerica Small Cap Growth (“Small Cap Growth”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small Cap Value (“Small Cap Value”)	A,C,I,I2,I3,R,R4,R6
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”)	A,C,I,I2,R6
Transamerica Sustainable Bond (“Sustainable Bond”) (B)	I,I2
Transamerica Unconstrained Bond (“Unconstrained Bond”) (C)	A,I,I2
Transamerica US Growth (“US Growth”)	A,C,I,I2,T

(A)	Fund commenced operations on December 19,2019.
(B)	Fund commenced operations on July 31,2020.
(C)	Class A commenced operations on October 1,2020.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective September 16, 2018, Class C shares will convert to Class A shares ten years from the date of purchase.

Emerging Markets Debt, Event Driven, High Yield Muni and MLP & Energy Income are “non-diversified” funds, as defined under the 1940 Act.

This report must be accompanied or preceded by each Funds’ current prospectus, which contains additional information about the Funds, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

1. ORGANIZATION (continued)

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2020, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Dividend Focused	$5,870
Emerging Markets Opportunities	932
International Equity	161,664
International Small Cap Value	14,347
International Stock	9,338
Large Cap Value	84,149
Large Core	14,326
Large Growth	2,113
Large Value Opportunities	58,615
Mid Cap Growth	387
Mid Cap Value Opportunities	90,275
MLP & Energy Income	606
Multi-Asset Income	5,491

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund	Commissions Recaptured
Multi-Managed Balanced	$9,957
Small Cap Growth	5,058
Small Cap Value	82,465
Small/Mid Cap Value	57,577
US Growth	6,497

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Event Driven using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2020, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: A Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statements of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statements of Operations. Funds not listed in the subsequent table do not have any unfunded commitments during the year.

Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Floating Rate
Fieldwood Energy LLC, Delayed Draw Term Loan	$118,030	$—
Pathway Vet Alliance LLC, Delayed Draw Term Loan	18,384	40
Safety Products / JHC Acquisition Corp., Delayed Draw Term Loan	53,469	(6,797)
Southern Veterinary Partners, LLC, Delayed Draw Term Loan	30,076	(227)
	$219,959	$(6,984)

Unconstrained Bond
Intelsat Jackson Holdings SA, Term Loan	$98,786	$1,364
Total	$98,786	$1,364

Open funded loan participations and assignments at October 31, 2020, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statements of Assets and Liabilities.

PIKs held at October 31, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2020, if any, are identified within the Schedule of Investments.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statements of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2020, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2020.

Repurchase agreements at October 31, 2020, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of October 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2020, if any, are included within the Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2020. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Balanced II
Securities Lending Transactions
Common Stocks	$112,018	$—	$—	$—	$112,018
Corporate Debt Securities	185,716	—	—	—	185,716
U.S. Government Obligations	1,345,614	—	—	—	1,345,614
Total Securities Lending Transactions	$1,643,348	$—	$—	$—	$1,643,348
Total Borrowings	$1,643,348	$—	$—	$—	$1,643,348

Bond
Securities Lending Transactions
Corporate Debt Securities	$14,335,750	$—	$—	$—	$14,335,750
U.S. Government Obligations	3,776,120	—	—	—	3,776,120
Total Securities Lending Transactions	$18,111,870	$—	$—	$—	$18,111,870
Total Borrowings	$18,111,870	$—	$—	$—	$18,111,870

Capital Growth
Securities Lending Transactions
Common Stocks	$100,794,803	$—	$—	$—	$100,794,803
Total Borrowings	$100,794,803	$—	$—	$—	$100,794,803

Dynamic Income
Securities Lending Transactions
Exchange-Traded Funds	$16,159,975	$—	$—	$—	$16,159,975
Total Borrowings	$16,159,975	$—	$—	$—	$16,159,975

Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$2,982,490	$—	$—	$—	$2,982,490
Foreign Government Obligations	3,119,115	—	—	—	3,119,115
Total Securities Lending Transactions	$6,101,605	$—	$—	$—	$6,101,605
Total Borrowings	$6,101,605	$—	$—	$—	$6,101,605

Emerging Markets Opportunities
Securities Lending Transactions
Common Stocks	$78,849	$—	$—	$—	$78,849
Exchange-Traded Funds	3,869,224	—	—	—	3,869,224
Total Securities Lending Transactions	$3,948,073	$—	$—	$—	$3,948,073
Total Borrowings	$3,948,073	$—	$—	$—	$3,948,073

Floating Rate
Securities Lending Transactions
Exchange-Traded Funds	$819,418	$—	$—	$—	$819,418
Total Borrowings	$819,418	$—	$—	$—	$819,418

Global Equity
Securities Lending Transactions
Common Stocks	$154,684	$—	$—	$—	$154,684
Total Borrowings	$154,684	$—	$—	$—	$154,684

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$52,745,546	$—	$—	$—	$52,745,546
Exchange-Traded Funds	6,441,889	—	—	—	6,441,889
Total Securities Lending Transactions	$59,187,435	$—	$—	$—	$59,187,435
Total Borrowings	$59,187,435	$—	$—	$—	$59,187,435

High Yield ESG
Securities Lending Transactions
Corporate Debt Securities	$198,048	$—	$—	$—	$198,048
Total Borrowings	$198,048	$—	$—	$—	$198,048

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$178,816	$—	$—	$—	$178,816
U.S. Government Obligations	1,956,184	—	—	—	1,956,184
Total Securities Lending Transactions	$2,135,000	$—	$—	$—	$2,135,000
Total Borrowings	$2,135,000	$—	$—	$—	$2,135,000

Inflation-Protected Securities
Securities Lending Transactions
Corporate Debt Securities	$1,153	$—	$—	$—	$1,153
U.S. Government Obligations	618,455	—	—	—	618,455
Total Securities Lending Transactions	$619,608	$—	$—	$—	$619,608
Total Borrowings	$619,608	$—	$—	$—	$619,608

Intermediate Bond
Securities Lending Transactions
U.S. Government Obligations	$15,816,668	$—	$—	$—	$15,816,668
Total Borrowings	$15,816,668	$—	$—	$—	$15,816,668

International Equity
Securities Lending Transactions
Common Stocks	$12,532,343	$—	$—	$—	$12,532,343
Total Borrowings	$12,532,343	$—	$—	$—	$12,532,343

International Growth
Securities Lending Transactions
Common Stocks	$1,635,368	$—	$—	$—	$1,635,368
Total Borrowings	$1,635,368	$—	$—	$—	$1,635,368

International Small Cap Value
Securities Lending Transactions
Common Stocks	$9,625,108	$—	$—	$—	$9,625,108
Total Borrowings	$9,625,108	$—	$—	$—	$9,625,108

International Stock
Securities Lending Transactions
Common Stocks	$688,099	$—	$—	$—	$688,099
Total Borrowings	$688,099	$—	$—	$—	$688,099

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

Large Core
Securities Lending Transactions
Common Stocks	$40,961	$—	$—	$—	$40,961
Total Borrowings	$40,961	$—	$—	$—	$40,961

Large Growth
Securities Lending Transactions
Common Stocks	$19,769,031	$—	$—	$—	$19,769,031
Total Borrowings	$19,769,031	$—	$—	$—	$19,769,031

Large Value Opportunities
Securities Lending Transactions
Common Stocks	$237,862	$—	$—	$—	$237,862
Exchange-Traded Funds	465,631	—	—	—	465,631
Total Securities Lending Transactions	$703,493	$—	$—	$—	$703,493
Total Borrowings	$703,493	$—	$—	$—	$703,493

Mid Cap Growth
Securities Lending Transactions
Common Stocks	$5,603,744	$—	$—	$—	$5,603,744
Total Borrowings	$5,603,744	$—	$—	$—	$5,603,744

MLP & Energy Income
Securities Lending Transactions
Common Stocks	$1,291,233	$—	$—	$—	$1,291,233
Total Borrowings	$1,291,233	$—	$—	$—	$1,291,233

Multi-Asset Income
Securities Lending Transactions
Preferred Stocks	$731,818	$—	$—	$—	$731,818
Corporate Debt Securities	3,302,172	—	—	—	3,302,172
Total Securities Lending Transactions	$4,033,990	$—	$—	$—	$4,033,990
Total Borrowings	$4,033,990	$—	$—	$—	$4,033,990

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$354,852	$—	$—	$—	$354,852
Foreign Government Obligations	199,849	—	—	—	199,849
U.S. Government Obligations	4,771,893	—	—	—	4,771,893
Total Securities Lending Transactions	$5,326,594	$—	$—	$—	$5,326,594
Total Borrowings	$5,326,594	$—	$—	$—	$5,326,594

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$11,927,415	$—	$—	$—	$11,927,415
Foreign Government Obligations	2,372,785	—	—	—	2,372,785
Total Securities Lending Transactions	$14,300,200	$—	$—	$—	$14,300,200
Total Borrowings	$14,300,200	$—	$—	$—	$14,300,200

Small Cap Growth
Securities Lending Transactions
Common Stocks	$2,792,029	$—	$—	$—	$2,792,029
Total Borrowings	$2,792,029	$—	$—	$—	$2,792,029

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

Small Cap Value
Securities Lending Transactions
Common Stocks	$4,977,484	$—	$—	$—	$4,977,484
Total Borrowings	$4,977,484	$—	$—	$—	$4,977,484

Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$4,090,107	$—	$—	$—	$4,090,107
Total Borrowings	$4,090,107	$—	$—	$—	$4,090,107

Sustainable Bond
Securities Lending Transactions
Corporate Debt Securities	$325,265	$—	$—	$—	$325,265
U.S. Government Obligations	1,587,173	—	—	—	1,587,173
Total Securities Lending Transactions	$1,912,438	$—	$—	$—	$1,912,438
Total Borrowings	$1,912,438	$—	$—	$—	$1,912,438

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$22,477,068	$—	$—	$—	$22,477,068
Foreign Government Obligations	5,185,320	—	—	—	5,185,320
U.S. Government Obligations	4,089,868	—	—	—	4,089,868
Preferred Stocks	462,254	—	—	—	462,254
Total Securities Lending Transactions	$32,214,510	$—	$—	$—	$32,214,510
Total Borrowings	$32,214,510	$—	$—	$—	$32,214,510

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds, with the exception of Government Money Market, may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Funds, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2020. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Capital Growth
Purchased options and swaptions:
Investments, at value (A)	$—	$3,935,067	$—	$—	$—	$3,935,067
Total	$—	$3,935,067	$—	$—	$—	$3,935,067

Emerging Markets Debt
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$236,810	$—	$—	$—	$236,810
Total	$—	$236,810	$—	$—	$—	$236,810

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$18,000	$—	$—	$18,000
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	—	—	253,368	—	—	253,368
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	138,077	—	—	—	138,077
Total	$—	$138,077	$271,368	$—	$—	$409,445

Inflation Opportunities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$83,763	$—	$—	$—	$83,763
Total	$—	$83,763	$—	$—	$—	$83,763

Inflation-Protected Securities
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$65,267	—	$—	$—	$65,267
Total	$—	$65,267	$—	$—	$—	$65,267

Large Growth
Purchased options and swaptions:
Investments, at value (A)	$—	$525,039	$—	$—	$—	$525,039
Total	$—	$525,039	$—	$—	$—	$525,039

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$4,214,954	$—	$—	$—	$—	$4,214,954
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,986,901	—	—	—	1,986,901
Total	$4,214,954	$1,986,901	$—	$—	$—	$6,201,855

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(36,493)	$—	$—	$(36,493)
Total	$—	$—	$(36,493)	$—	$—	$(36,493)

Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(4,042)	$—	$—	$—	$—	$(4,042)
Total	$(4,042)	$—	$—	$—	$—	$(4,042)

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(221,777)	$—	$—	$—	$(221,777)
Total	$—	$(221,777)	$—	$—	$—	$(221,777)

Emerging Markets Opportunities
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(59,889)	$—	$—	$(59,889)
Total	$—	$—	$(59,889)	$—	$—	$(59,889)

Event Driven
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(81,344)	$—	$—	$—	$(81,344)
Total	$—	$(81,344)	$—	$—	$—	$(81,344)

Multi-Managed Balanced
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(355,691)	$—	$—	$(355,691)
Total	$—	$—	$(355,691)	$—	$—	$(355,691)

Unconstrained Bond
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(372,281)	$—	$—	$—	$—	$(372,281)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(57,399)	—	—	—	(57,399)
Total	$(372,281)	$(57,399)	$—	$—	$—	$(429,680)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$92,457	$—	$—	$92,457
Total	$—	$—	$92,457	$—	$—	$92,457

Bond
Futures contracts	$32,522	$—	$—	$—	$—	$32,522
Total	$32,522	$—	$—	$—	$—	$32,522

Capital Growth
Purchased options and swaptions (A)	$—	$(5,405,685)	$—	$—	$—	$(5,405,685)
Total	$—	$(5,405,685)	$—	$—	$—	$(5,405,685)

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Forward foreign currency contracts	$—	$(2,444,475)	$—	$—	$—	$(2,444,475)
Total	$—	$(2,444,475)	$—	$—	$—	$(2,444,475)

Emerging Markets Opportunities
Futures contracts	$—	$—	$1,283,268	$—	$—	$1,283,268
Total	$—	$—	$1,283,268	$—	$—	$1,283,268

Event Driven
Purchased options and swaptions (A)	$—	$—	$1,246,516	$—	$—	$1,246,516
Written options and swaptions	—	—	(397,706)	—	—	(397,706)
Swap agreements	(53,816)	—	—	—	—	(53,816)
Futures contracts	—	—	55,156	—	—	55,156
Forward foreign currency contracts	—	116,781	—	—	—	116,781
Total	$(53,816)	$116,781	$903,966	$—	$—	$966,931

Global Equity
Forward foreign currency contracts	$—	$(1,513)	$—	$—	$—	$(1,513)
Total	$—	$(1,513)	$—	$—	$—	$(1,513)

Inflation Opportunities
Forward foreign currency contracts	$—	$(630,396)	$—	$—	$—	$(630,396)
Total	$—	$(630,396)	$—	$—	$—	$(630,396)

Inflation-Protected Securities
Forward foreign currency contracts	$—	$(362,769)	$—	$—	$—	$(362,769)
Total	$—	$(362,769)	$—	$—	$—	$(362,769)

Intermediate Muni
Written options and swaptions	$—	$—	$2,196	$—	$—	$2,196
Total	$—	$—	$2,196	$—	$—	$2,196

Multi-Managed Balanced
Futures contracts	$—	$—	$61,532	$—	$—	$61,532
Total	$—	$—	$61,532	$—	$—	$61,532

Unconstrained Bond
Futures contracts	$2,470,091	$—	$—	$—	$—	$2,470,091
Forward foreign currency contracts	—	(7,163,455)	—	—	—	(7,163,455)
Total	$2,470,091	$(7,163,455)	$—	$—	$—	$(4,693,364)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Balanced II
Futures contracts	$—	$—	$(39,919)	$—	$—	$(39,919)
Total	$—	$—	$(39,919)	$—	$—	$(39,919)

Bond
Futures contracts	$(4,042)	$—	$—	$—	$—	$(4,042)
Total	$(4,042)	$—	$—	$—	$—	$(4,042)

Capital Growth
Purchased options and swaptions (B)	$—	$(4,792,018)	$—	$—	$—	$(4,792,018)
Total	$—	$(4,792,018)	$—	$—	$—	$(4,792,018)

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Forward foreign currency contracts	$—	$(964,929)	$—	$—	$—	$(964,929)
Total	$—	$(964,929)	$—	$—	$—	$(964,929)

Emerging Markets Opportunities
Futures contracts	$—	$—	$(59,889)	$—	$—	$(59,889)
Total	$—	$—	$(59,889)	$—	$—	$(59,889)

Event Driven
Purchased options and swaptions (B)	$—	$—	$182,981	$—	$—	$182,981
Written options and swaptions	—	—	(25,479)	—	—	(25,479)
Swap agreements	12,543	—	—	—	—	12,543
Futures contracts	—	—	351,348	—	—	351,348
Forward foreign currency contracts	—	84,746	—	—	—	84,746
Total	$12,543	$84,746	$508,850	$—	$—	$606,139

Inflation Opportunities
Forward foreign currency contracts	$—	$644,621	$—	$—	$—	$644,621
Total	$—	$644,621	$—	$—	$—	$644,621

Inflation-Protected Securities
Forward foreign currency contracts	$—	$206,288	$—	$—	$—	$206,288
Total	$—	$206,288	$—	$—	$—	$206,288

Large Growth
Purchased options and swaptions (B)	$—	$(938,897)	$—	$—	$—	$(938,897)
Total	$—	$(938,897)	$—	$—	$—	$(938,897)

Multi-Managed Balanced
Futures contracts	$—	$—	$(569,887)	$—	$—	$(569,887)
Total	$—	$—	$(569,887)	$—	$—	$(569,887)

Unconstrained Bond
Futures contracts	$2,759,868	$—	$—	$—	$—	$2,759,868
Forward foreign currency contracts	—	2,674,687	—	—	—	2,674,687
Total	$2,759,868	$2,674,687	$—	$—	$—	$5,434,555

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2020.

	Balanced II	Bond	Capital Growth	Emerging Markets Debt	Emerging Markets Opportunities
Options:
Average value of option contracts purchased	$—	$—	$3,296,763	$—	$—
Average notional value of swaption contracts purchased	—	—	—	—	—
Futures contracts:
Average notional value of contracts — long	664,743	189,832	—	—	5,000,147
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	—	—	—	50,507,261	15,715
Average contract amounts sold — in USD	—	—	—	54,695,952	—

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Event Driven	Global Equity	Inflation Opportunities	Inflation- Protected Securities	Intermediate Muni	Large Growth	Multi- Managed Balanced
Options:
Average value of option contracts purchased	$79,006	$—	$—	$—	$—	$185,183	$—
Average value of option contracts written	(17,863)	—	—	—	(92)	—	—
Total return swaps:
Average notional value — long	597,814	—	—	—	—	—	—
Futures contracts:
Average notional value of contracts — long	—	—	—	—	—	—	8,141,098
Average notional value of contracts — short	(4,854,007)	—	—	—	—	—	—
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	1,226,667	—	2,394,964	537,972	—	—	—
Average contract amounts sold — in USD	6,898,833	16,837	21,647,408	10,388,137	—	—	—

Unconstrained Bond
Futures contracts:
Average notional value of contracts — short	$(337,181,675)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	5,607,569
Average contract amounts sold — in USD	158,373,374

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2020. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Capital Growth
BNP Paribas	$2,024,141	$—	$(2,024,141)	$—	$—	$—	$—	$—
Royal Bank of Scotland PLC	1,910,926	—	—	1,910,926	—	—	—	—

Total	$3,935,067	$—	$(2,024,141)	$1,910,926	$—	$—	$—	$—

Emerging Markets Debt
HSBC Bank USA	$104,355	$—	$—	$104,355	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	102,286	(102,286)	—	—	158,671	(102,286)	(56,385)	—
Toronto-Dominion Bank	30,169	—	—	30,169	—	—	—	—
Other Derivatives (C)	—	—	—	—	63,106	—	—	63,106

Total	$236,810	$(102,286)	$—	$134,524	$221,777	$(102,286)	$(56,385)	$63,106

Inflation Opportunities
JPMorgan Securities LLC	$83,763	$—	$—	$83,763	$—	$—	$—	$—

Total	$83,763	$—	$—	$83,763	$—	$—	$—	$—

Inflation-Protected Securities
JPMorgan Securities LLC	$65,267	$—	$—	$65,267	$—	$—	$—	$—

Total	$65,267	$—	$—	$65,267	$—	$—	$—	$—

Large Growth
BNP Paribas	$267,020	$—	$(267,020)	$—	$—	$—	$—	$—
Royal Bank of Scotland PLC	258,019	—	(258,019)	—	—	—	—	—

Total	$525,039	$—	$(525,039)	$—	$—	$—	$—	$—

Unconstrained Bond
JPMorgan Securities LLC	$1,986,901	$(57,399)	$—	$1,929,502	$57,399	$(57,399)	$—	$—
Other Derivatives (C)	4,214,954	—	—	4,214,954	372,281	—	—	372,281

Total	$6,201,855	$(57,399)	$—	$6,144,456	$429,680	$(57,399)	$—	$372,281

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Environmental, social and governance (“ESG”) investing risk: Applying the sub-adviser’s ESG criteria to its investment analysis for the Funds may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Funds may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar Funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Government money market fund risk: Government Money Market operates as a “government” money market fund under applicable federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees and gates in the future.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Issuers of junk bonds are typically in weaker financial health. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities, and they may result in losses for the Funds. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. RISK FACTORS (continued)

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Market risk: The market prices of a Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by the Fund fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Fund’s exposure to the risks described in the Fund’s prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of a Fund’s investments in such securities may decline if interest rates rise. Further, rising interest rates could adversely impact the financial performance of MLPs and other issuers in the energy sector by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs are generally considered interest-rate sensitive investments, and during period of interest rate volatility, may not provide attractive returns.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact a Fund. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. RISK FACTORS (continued)

guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a Fund or Portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Municipal security risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, a Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to a Fund.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Small and medium capitalization risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

With respect to Balanced II, Bond, Floating Rate, High Yield Bond, High Yield ESG, Intermediate Bond, Multi-Managed Balanced, Short-Term Bond and Sustainable Bond, TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the applicable Funds, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Funds Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2020, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Balanced II	$118,620,223	100.00%
Bond	368,616,611	19.38
Capital Growth	403,363,037	9.86
Dividend Focused	458,218,533	90.59
Emerging Markets Debt	127,394,845	31.74
Emerging Markets Opportunities	820,000,626	97.45
Event Driven	52,762,069	88.95
Floating Rate	8,363	0.01
Global Equity	770,120	0.91
Government Money Market	572,494,123	37.83
High Quality Bond	170,178,563	100.00
High Yield ESG	19,988,962	100.00
High Yield Bond	1,925,139,940	74.39
High Yield Muni	9,242	0.01
Inflation Opportunities	66,057,459	70.10
Inflation-Protected Securities	112,222,356	100.00
Intermediate Bond	1,803,009,486	96.67
Intermediate Muni	11,228	0.00	(A)
International Equity	1,554,263,001	39.60

Fund	Account Balance	Percentage of Net Assets
International Growth	$1,418,448,569	98.52%
International Small Cap Value	275,749,940	53.57
International Stock	102,597,565	95.47
Large Cap Value	1,459,718,870	90.27
Large Core	161,692,586	97.11
Large Growth	963,874,076	98.28
Large Value Opportunities	326,854,945	99.17
Mid Cap Growth	444,910,265	95.45
Mid Cap Value Opportunities	527,328,096	42.20
MLP & Energy Income	113,477,830	72.29
Multi-Asset Income	25,976	0.01
Multi-Managed Balanced	11,251,686	1.02
Short-Term Bond	123,541,022	3.95
Small Cap Growth	65,888,681	37.08
Small Cap Value	451,563,614	95.60
Small/Mid Cap Value	63,570,439	10.17
Sustainable Bond	24,620,544	100.00
Unconstrained Bond	1,588,388,792	99.97
US Growth	531,791,575	30.11

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Balanced II	0.4800%
Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750

Fund	Rate
Capital Growth
First $1.5 billion	0.7075%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion	0.5800

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
Dividend Focused
First $200 million	0.7800%
Over $200 million up to $500 million	0.6800
Over $500 million up to $1.5 billion	0.6300
Over $1.5 billion up to $2.5 billion	0.5900
Over $2.5 billion	0.5800
Dynamic Income
First $500 million	0.5000
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $1.5 billion	0.4800
Over $1.5 billion up to $2 billion	0.4700
Over $2 billion up to $2.5 billion	0.4600
Over $2.5 billion	0.4500
Emerging Markets Debt
First $400 million	0.6300
Over $400 million	0.6100
Emerging Markets Opportunities
First $250 million	0.8300
Over $250 million up to $500 million	0.8000
Over $500 million	0.7500
Event Driven
First $50 million	1.2500
Over $50 million up to $300 million	1.1300
Over $300 million up to $750 million	1.0800
Over $750 million	1.0550
Floating Rate
First $1 billion	0.6400
Over $1 billion up to $1.5 billion	0.6200
Over $1.5 billion up to $2 billion	0.6000
Over $2 billion	0.5900
Global Equity
First $250 million	0.7900
Over $250 million up to $1 billion	0.7400
Over $1 billion up to $2 billion	0.7300
Over $2 billion	0.7000
Government Money Market
First $1 billion	0.2400
Over $1 billion up to $3 billion	0.2200
Over $3 billion	0.2100
High Quality Bond	0.3800
High Yield Bond
Effective January 6, 2020
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200
Prior to January 6, 2020
First $1.25 billion	0.5800
Over $1.25 billion up to $2 billion	0.5550
Over $2 billion	0.5300
High Yield ESG
First $1.25 billion	0.5540
Over $1.25 billion up to $2 billion	0.5440
Over $2 billion	0.5200

Fund	Rate
High Yield Muni
First $500 million	0.5400%
Over $500 million up to $1 billion	0.5300
Over $1 billion	0.5000
Inflation Opportunities
Effective August 28, 2020
First $250 million	0.4900
Over $250 million up to $1 billion	0.4300
Over $1 billion	0.3800
Prior to August 28, 2020
First $200 million	0.5800
Over $200 million up to $500 million	0.5700
Over $500 million	0.5400
Inflation Protected-Securities	0.3800
Intermediate Bond
First $2 billion	0.3800
Over $2 billion up to $3.5 billion	0.3650
Over $3.5 billion up to $5 billion	0.3600
Over $5 billion	0.3550
Intermediate Muni
Effective May 1, 2020
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825
Prior to May 1, 2020
First $150 million	0.4700
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion	0.3900
International Equity
First $500 million	0.7700
Over $500 million up to $1 billion	0.7500
Over $1 billion up to $2 billion	0.7200
Over $2 billion up to $6 billion	0.6900
Over $6 billion	0.6800
International Growth
First $500 million	0.7700
Over $500 million up to $1 billion	0.7600
Over $1 billion up to $2 billion	0.7100
Over $2 billion up to $3 billion	0.6950
Over $3 billion	0.6800
International Small Cap Value
First $300 million	0.9550
Over $300 million up to $750 million	0.9300
Over $750 million up to $1 billion	0.8800
Over $1 billion	0.8400

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Rate
International Stock
First $500 million	0.7000%
Over $500 million up to $1 billion	0.6800
Over $1 billion up to $2 billion	0.6700
Over $2 billion up to $3 billion	0.6400
Over $3 billion	0.6300
Large Cap Value
First $750 million	0.6500
Over $750 million up to $1 billion	0.6200
Over $1 billion up to $2 billion	0.6000
Over $2 billion up to $3 billion	0.5900
Over $3 billion	0.5800
Large Core
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Large Growth
First $1 billion	0.6500
Over $1 billion up to $1.5 billion	0.6350
Over $1.5 billion up to $2 billion	0.6150
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700
Large Value Opportunities
First $250 million	0.4500
Over $250 million up to $750 million	0.4400
Over $750 million	0.4300
Mid Cap Growth
First $200 million	0.7050
Over $200 million up to $1 billion	0.6850
Over $1 billion	0.6700
Mid Cap Value Opportunities
First $750 million	0.7000
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775
MLP & Energy Income
First $250 million	1.1300
Over $250 million up to $500 million	1.0800
Over $500 million up to $1 billion	1.0100
Over $1 billion up to $2 billion	0.9100
Over $2 billion	0.8500
Multi-Asset Income
First $500 million	0.5740
Over $500 million up to $1 billion	0.5700
Over $1 billion up to $1.5 billion	0.5450
Over $1.5 billion up to $2 billion	0.5350
Over $2 billion	0.5150

Fund	Rate
Multi-Managed Balanced
Effective May 1, 2020
First $500 million	0.6100%
Over $500 million up to $1 billion	0.5900
Over $1 billion up to $1.5 billion	0.5600
Over $1.5 billion up to $2 billion	0.5500
Over $2 billion up to $5 billion	0.5200
Over $5 billion	0.5000
Prior to May 1, 2020
First $1 billion	0.6500
Over $1 billion up to $5 billion	0.5900
Over $5 billion	0.5800
Short-Term Bond
First $250 million	0.4200
Over $250 million up to $500 million	0.3900
Over $500 million up to $1 billion	0.3700
Over $1 billion	0.3600
Small Cap Growth
First $300 million	0.8700
Over $300 million	0.8300
Small Cap Value
First $300 million	0.8000
Over $300 million up to $800 million	0.7500
Over $800 million	0.7100
Small/Mid Cap Value
First $350 million	0.7900
Over $350 million up to $500 million	0.7800
Over $500 million up to $750 million	0.7650
Over $750 million up to $1 billion	0.7550
Over $1 billion up to $1.5 billion	0.7350
Over $1.5 billion up to $2 billion	0.7300
Over $2 billion	0.7250
Sustainable Bond
First $500 million	0.4100
Over $500 million up to $1 billion	0.3900
Over $1 billion up to $1.5 billion	0.3800
Over $1.5 billion	0.3750
Unconstrained Bond
First $500 million	0.6500
Over $500 million up to $1 billion	0.6400
Over $1 billion up to $2 billion	0.6200
Over $2 billion	0.6100
US Growth
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Balanced II
Class I3	0.75%
Class R	1.10
Bond
Class A	1.00	1.10%
Class C	1.65	1.75
Class I	0.50
Class I2, Class R6	0.65	0.75
Capital Growth
Class A	1.25
Class C	2.00
Class I	1.10
Class I2, Class R6	1.00
Dividend Focused
Class A	1.15
Class C	1.90
Class I	0.90
Class I2, Class R6	0.85
Dynamic Income
Class A	0.92
Class C	1.67
Class I	0.67
Emerging Markets Debt
Class A	1.25
Class C	2.00
Class I, Class I2, Class R6	0.85
Emerging Markets Opportunities
Class I	0.98
Class I2	0.95
Event Driven
Class I, Class I2	1.35
Floating Rate
Class A	1.05
Class C	1.80
Class I, Class I2	0.80
Global Equity
Class A	1.35
Class C	2.10
Class I, Class R6	1.10
Government Money Market
Class A	0.73
Class C	1.48
Class I	0.38	0.48	(D)
Class I2, Class I3	0.38	0.48
Class R2	0.80
Class R4	0.50

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
High Quality Bond
Class I3	0.55%
Class R	1.00
Class R4	0.65
High Yield Bond
Class A	1.15
Class C	1.85
Class I, Class R4	0.85
Class I2, Class I3	0.75
Class R	1.10
Class R6	0.75	0.85%
High Yield ESG
Class I	0.85
Class I2	0.75
High Yield Muni
Class A	1.01
Class C	1.76
Class I, Class I2	0.76
Inflation Opportunities
Class A	1.00
Class C	1.75
Class I	0.65	0.75	(D)
Class I2, Class R6	0.75
Inflation-Protected Securities
Class I3	0.53
Class R	1.00
Class R4	0.65
Intermediate Bond
Class I2, Class I3	0.50
Class R	1.00
Class R4	0.65
Intermediate Muni
Class A	0.85
Class C	1.60
Class I	0.49
Class I2	0.60
International Equity
Class A	1.25
Class C	2.00
Class I	1.00
Class I2, Class I3, Class R6	0.90	1.00
Class R	1.40
Class R4	1.15
International Growth
Class A	1.20
Class I	1.05
Class I2, Class R6	0.95

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
International Small Cap Value
Class I	1.22%
Class I2	1.12
International Stock
Class A	1.25
Class I, Class I2, Class R6	1.00
Large Cap Value
Class A	1.15
Class C	1.90
Class I	0.90
Class I2, Class R6	0.80
Large Core
Class I3	0.65
Class R	1.15
Class R4	0.90
Large Growth
Class I3	0.75
Class R	1.25
Class R4	0.90
Large Value Opportunities
Class I3	0.65
Class R	1.00
Class R4	0.75
Mid Cap Growth
Class A	1.30
Class C	2.05
Class I	1.05
Class I2, Class I3	0.85
Class R	1.35
Class R4	0.95
Mid Cap Value Opportunities
Class A	1.20
Class C	1.95
Class I	0.90	0.95%
Class I2, Class I3, Class R6	0.80
Class R	1.25
Class R4	0.90
MLP & Energy Income
Class A	1.60
Class C	2.35
Class I	1.35
Class I2	1.25
Multi-Asset Income
Class A	1.20
Class C	1.95
Class I	0.72
Class I2	0.95

Fund	Current Operating Expense Limit (A)	Prior Operating Expense Limit (B) (C)
Multi-Managed Balanced
Class A	1.15%
Class C	1.90
Class I	0.90
Class R6	0.80
Short-Term Bond
Class A	0.90
Class C	1.75
Class I	0.75
Class I2, Class R6	0.65
Small Cap Growth
Class A	1.40
Class C	2.15
Class I, Class R4, Class R6	1.15
Class I2, Class I3	1.00
Class R	1.55
Small Cap Value
Class A	1.30
Class C	2.05
Class I	1.05
Class I2, Class I3	0.95
Class R	1.50
Class R4	1.10
Class R6	0.95	1.05%
Small/Mid Cap Value
Class A	1.40
Class C	2.05
Class I	1.00
Class I2, Class R6	0.90
Sustainable Bond
Class I	0.50
Class I2	0.45
Unconstrained Bond
Class A	1.20
Class I	0.95
Class I2	0.85
US Growth
Class A	1.25
Class C	1.86
Class I, Class T	1.00
Class I2	0.90

(A)	Current operating expense limit is effective through March 1, 2021.
(B)	Prior operating expense limit was effective through March 1, 2020.
(C)	No rate present indicates no change to the operating expense limit during the period.
(D)	Prior operating expense limit was effective through August 28, 2020.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2018, October 31, 2019 and October 31, 2020, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture during the year. Government Money Market is discussed in further detail in proceeding notes and tables:

	Amounts Available
Fund	2018	2019	2020	Total
Balanced II
Class I3	$50,758	$2,618	$—	$53,376
Bond
Class I	90,657	537,645	635,743	1,264,045
Class R6	1,551	228	—	1,779
Dividend Focused
Class C	—	—	1,568	1,568
Dynamic Income
Class A	2,110	43,680	48,817	94,607
Class C	18,987	77,138	60,572	156,697
Class I	6,519	23,027	19,045	48,591
Emerging Markets Opportunities (A)
Class I	—	—	87	87
Event Driven
Class I	—	658	1,601	2,259
Class I2	100,411	69,871	33,977	204,259
Floating Rate
Class A	—	9,390	44,823	54,213
Class C	—	—	37,306	37,306
Class I	1,225	50,520	168,210	219,955
Class I2	—	—	3,261	3,261
Global Equity
Class A	51,350	97,975	54,249	203,574
Class C	42,396	30,558	8,761	81,715
Class I	—	6,943	8,322	15,265
High Quality Bond
Class I3	90,825	7,845	—	98,670
Class R4	14,866	22,814	25,698	63,378
High Yield Bond
Class A	—	33,227	—	33,227
Class I3	107,025	9,383	—	116,408
Class R	63,766	61,948	49,947	175,661
Class R4	120,878	120,069	36,419	277,366
High Yield ESG (B)
Class I	—	—	2,928	2,928
Class I2	—	—	55,966	55,966
High Yield Muni
Class A	1,063	12,183	11,256	24,502
Class C	1,672	6,525	7,079	15,276
Class I	22,998	59,242	64,178	146,418

	Amounts Available
Fund	2018	2019	2020	Total
Inflation Opportunities
Class A	$2,101	$666	$2,164	$4,931
Class C	365	357	426	1,148
Class I	—	2,268	5,123	7,391
Inflation-Protected Securities
Class I3	212,731	17,486	3,809	234,026
Class R	—	2,903	3,774	6,677
Class R4	30,803	11,831	2,790	45,424
Intermediate Bond
Class I3	103,194	8,593	—	111,787
Class R4	37,880	33,189	36,908	107,977
Intermediate Muni
Class I	—	296,110	1,183,870	1,479,980
International Equity
Class A	—	45,472	102,388	147,860
International Growth
Class A	—	488	737	1,225
Class I	23	61	48	132
International Stock
Class A	—	14,284	266	14,550
Class I	—	15,189	347	15,536
Class I2	—	56,838	45,570	102,408
Class R6	—	14,046	235	14,281
Large Growth
Class I3	320,429	25,498	—	345,927
Class R4	18,921	20,283	20,241	59,445
Large Value Opportunities
Class I3	107,301	12	—	107,313
Class R	20,958	3,354	5,348	29,660
Class R4	8,830	1,618	2,842	13,290

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2018	2019	2020	Total
Mid Cap Growth
Class A	$—	$10,442	$—	$10,442
Class C	19	1,570	—	1,589
Class I	—	549	—	549
Class I3	60,653	8,407	—	69,060
Class R4	14,856	9,681	346	24,883
Mid Cap Value Opportunities
Class A	56,699	128,022	20,347	205,068
Class C	—	5,315	—	5,315
Class I	—	53,758	—	53,758
Class I3	133,669	9,172	—	142,841
Class R	14,569	5,826	3,020	23,415
Class R4	404,966	337,698	94,284	836,948
MLP & Energy Income
Class A	—	7,214	13,463	20,677
Class C	8,151	11,062	11,788	31,001
Multi-Asset Income
Class I	—	45,273	120,752	166,025

	Amounts Available
Fund	2018	2019	2020	Total
Small Cap Growth
Class A	$7,029	$16,860	$4,141	$28,030
Class C	1,259	3,178	670	5,107
Class I	1,597	15,778	—	17,375
Class I2	—	636	9,679	10,315
Class I3	42,159	9,598	2,347	54,104
Class R4	8,393	4,298	122	12,813
Small Cap Value
Class A	4,581	1,886	5,445	11,912
Class C	40	188	4	232
Class I	2	1,849	—	1,851
Class I3	37,587	1,032	—	38,619
Class R4	342	215	247	804
Sustainable Bond (B)
Class I	—	—	3,223	3,223
Class I2	—	—	74,824	74,824
US Growth
Class C	—	—	126	126

(A)	The Fund commenced operations on December 19, 2019.
(B)	The Fund commenced operations on July 31, 2020.

Government Money Market: TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. There can be no assurance that Government Money Market will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in Government Money Market’s Statement of Operations included in this shareholder report. The actual expense ratio of each class of Government Money Market, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report.

For the years ended October 31, 2018, October 30, 2019 and October 31, 2020, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2018	2019	2020	Total
Class A	$—	$—	$329,813	$329,813
Class C	7,148	—	23,256	30,404
Class I	—	—	28,927	28,927
Class I2	—	—	7,847	7,847
Class I3	—	—	106,901	106,901
Class R2	—	—	1,384,070	1,384,070
Class R4	—	—	144,946	144,946

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2020, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available
	2018		2019 (A)	2020	Total
Class A	$—		$—	$241,970	$241,970
Class C	7,148	(B)	—	17,127	24,275
Class I	—		—	17,696	17,696
Class I2	—		—	2,819	2,819
Class I3	—		—	40,120	40,120
Class R2	—		—	1,383,836	1,383,836
Class R4	—		—	16,964	16,964

(A)	Effective March 1, 2019, TAM discontinued the earlier recaptures under the voluntary fee waiver for classes A, I, I2 and I3.
(B)	Effective March 1, 2019, TAM stopped earlier recaptures under the voluntary fee waiver, but could recapture available amounts in the future.

For the years ended October 31, 2018, October 31, 2019 and October 31, 2020, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2018	2019	2020	Total
Class A	$33,727	$7,016	$1,253	$41,996
Class C	3,861	1,060	372	5,293
Class I	8,755	3,684	12,904	25,343
Class I2	1,207	—	—	1,207
Class I3	24,051	227	—	24,278
Class R2	573,624	405,211	632,536	1,611,371
Class R4	129,445	66,995	86,496	282,936

As of October 31, 2020, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available
	2018	2019	2020	Total
Class C	$3,861	$1,060	$372	$5,293
Class I	8,755	3,684	12,904	25,343
Class I3	16,108	227	—	16,335
Class R2	562,431	405,211	632,536	1,600,178
Class R4	129,445	66,995	86,496	282,936

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3, Class R6, and Class T.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2021
Intermediate Muni	0.10	0.25	March 1, 2021

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge and Class T shares are subject to an initial sales charge on certain share redemptions. For the year ended October 31, 2020, underwriter commissions received by TCI from the various sales charges are as follows. Funds and/or classes not listed in the subsequent table do not have shareholder fees.

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Bond
Class A	$272,964	$3,893
Class C	—	23,746
Capital Growth
Class A	3,783,000	3,630
Class C	—	59,833
Dividend Focused
Class A	28,535	40
Class C	—	42
Dynamic Income
Class A	18,357	—
Class C	—	844
Emerging Markets Debt
Class A	3,530	16
Class C	—	240
Floating Rate
Class A	25,849	9,768
Class C	—	2,494
Global Equity
Class A	14,350	—
Class C	—	142
Government Money Market
Class A	—	37,013
Class C	—	2,857
High Yield Bond
Class A	113,833	2,042
Class C	—	3,825
High Yield Muni
Class A	35,065	25
Class C	—	3,421
Inflation Opportunities
Class A	2,704	—
Intermediate Muni
Class A	273,106	966
Class C	—	14,089
International Equity
Class A	60,134	106
Class C	—	1,763
International Growth
Class A	4,286	—

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
International Stock
Class A	$456	$—
Large Cap Value
Class A	60,809	482
Class C	—	6,969
Mid Cap Growth
Class A	16,229	—
Class C	—	40
Mid Cap Value Opportunities
Class A	54,814	37
Class C	—	3,122
MLP & Energy Income
Class A	62,440	—
Class C	—	1,262
Multi-Asset Income
Class A	306,061	9,327
Class C	—	9,555
Multi-Managed Balanced
Class A	736,019	624
Class C	—	18,816
Short-Term Bond
Class A	217,588	49,774
Class C	—	22,727
Small Cap Growth
Class A	26,087	—
Class C	—	70
Small Cap Value
Class A	5,635	3
Class C	—	15
Small/Mid Cap Value
Class A	107,754	24
Class C	—	4,130
US Growth
Class A	252,623	62
Class C	—	1,379

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2020, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Balanced II	$3,824	$345
Bond	1,685,117	154,174
Capital Growth	2,690,396	325,703
Dividend Focused	73,933	6,301
Dynamic Income	178,716	14,110
Emerging Markets Debt	383,833	25,422
Emerging Markets Opportunities	28,766	5,450
Event Driven	6,990	536
Floating Rate	107,997	7,626
Global Equity	159,037	12,652
Government Money Market	268,810	23,141
High Quality Bond	13,800	1,020
High Yield ESG	609	206
High Yield Bond	662,656	75,689
High Yield Muni	86,797	7,099
Inflation Opportunities	14,845	1,210
Inflation-Protected Securities	7,766	654
Intermediate Bond	154,084	11,622
Intermediate Muni	1,796,591	173,802
International Equity	2,671,727	230,902

Fund	Fees Paid to TFS	Fees Due to TFS
International Growth	$94,451	$9,653
International Small Cap Value	202,115	22,651
International Stock	7,342	768
Large Cap Value	419,539	30,788
Large Core	10,350	756
Large Growth	56,172	5,678
Large Value Opportunities	25,218	1,836
Mid Cap Growth	47,655	5,065
Mid Cap Value Opportunities	618,273	53,633
MLP & Energy Income	78,318	6,442
Multi-Asset Income	266,406	22,071
Multi-Managed Balanced	882,241	78,102
Short-Term Bond	2,502,786	220,160
Small Cap Growth	75,706	6,743
Small Cap Value	31,261	3,577
Small/Mid Cap Value	1,088,786	87,241
Sustainable Bond	698	234
Unconstrained Bond	102,123	10,136
US Growth	1,477,584	129,243

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended October 31, 2020.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Funds and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2020, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
Capital Growth	$2,808,902	$—	$—
Emerging Markets Opportunities	174,005	—	—
Large Growth	—	343,536	248,376
US Growth	—	1,267,825	773,991

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Balanced II	$44,236,076	$11,941,414	$54,796,233	$12,073,113
Bond	849,196,108	280,344,030	388,453,536	197,238,806
Capital Growth	1,409,425,009	—	1,405,836,663	—
Dividend Focused	273,873,972	—	210,673,155	—
Dynamic Income	53,911,933	—	93,973,038	—
Emerging Markets Debt	1,049,575,334	236,672	1,241,837,571	240,122
Emerging Markets Opportunities	1,028,125,338	—	220,697,571	—
Event Driven	131,811,756	—	173,789,810	—
Floating Rate	37,347,958	—	132,960,782	—
Global Equity	64,705,253	—	83,822,409	—
High Quality Bond	54,069,138	126,155,986	98,683,690	139,384,643
High Yield ESG	19,668,994	—	577,521	—
High Yield Bond	1,823,617,203	—	672,640,931	—
High Yield Muni	34,905,719	—	44,818,079	—
Inflation Opportunities	18,990,209	10,667,049	38,877,856	30,133,350
Inflation-Protected Securities	10,820,003	7,281,054	12,434,589	16,853,565
Intermediate Bond	413,055,099	382,471,099	735,468,227	641,059,034
Intermediate Muni	741,154,996	—	367,371,333	—
International Equity	771,610,750	—	1,188,801,618	—
International Growth	541,967,595	—	331,282,336	—
International Small Cap Value	164,043,594	—	197,028,360	—
International Stock	83,822,068	—	43,132,352	—
Large Cap Value	3,173,957,158	—	3,154,274,588	—
Large Core	159,067,750	—	264,826,122	—
Large Growth	334,879,267	—	555,915,691	—
Large Value Opportunities	455,498,033	—	632,203,412	—
Mid Cap Growth	460,640,895	—	288,517,793	—
Mid Cap Value Opportunities	973,380,480	—	955,602,251	—
MLP & Energy Income	37,935,433	—	66,159,592	—
Multi-Asset Income	193,589,053	—	157,250,377	—
Multi-Managed Balanced	436,987,594	87,879,443	441,409,497	69,157,903
Short-Term Bond	1,539,958,999	—	1,293,050,854	12,334
Small Cap Growth	116,005,232	—	109,380,377	—
Small Cap Value	489,613,985	—	117,277,964	—
Small/Mid Cap Value	438,388,239	—	520,560,511	—
Sustainable Bond	17,430,479	9,269,153	316,640	6,072,947
Unconstrained Bond	2,002,926,155	98,225,225	1,440,971,261	103,732,309
US Growth	469,106,141	—	650,669,090	—

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, passive foreign investment companies, preferred securities, convertible bond income adjustments, preferred stock interest accrual adjustments, defaulted bonds, premium amortization adjustments, premium amortization accruals, organizational expenses, dividends payable, forward contracts mark-to-market, futures contracts mark-to-market, partnership basis adjustments, straddle loss deferral and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to, adjustments to prior year accumulated balances, equalization, basis adjustments due to prior mergers, non-deductible excise taxes, non-deductible stock issuance cost, distributions in excess of current earnings, reversal of second basis financial statement adjustments, non-deductible stock issuance cost, net operating losses, partnership non-deductible expense. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Balanced II	$(593,578)	$593,578
Bond	—	—
Capital Growth	21,146,433	(21,146,433)
Dividend Focused	—	—
Dynamic Income	(463,903)	463,903
Emerging Markets Debt	—	—
Emerging Markets Opportunities	(587)	587
Event Driven	—	—
Floating Rate	—	—
Global Equity	—	—
Government Money Market	(6,567)	6,567
High Quality Bond	643,057	(643,057)
High Yield Bond	(3,836)	3,836
High Yield ESG	(173)	173
High Yield Muni	—	—
Inflation Opportunities	—	—
Inflation-Protected Securities	(129,925)	129,925
Intermediate Bond	419,467	(419,467)
Intermediate Muni	—	—

Fund	Paid-in Capital	Total Distributable Earnings
International Equity	$210,526	$(210,526)
International Growth	—	—
International Small Cap Value	—	—
International Stock	—	—
Large Cap Value	—	—
Large Core	(1,333,717)	1,333,717
Large Growth	(3,412,519)	3,412,519
Large Value Opportunities	(1,434,259)	1,434,259
Mid Cap Growth	—	—
Mid Cap Value Opportunities	(3,935,008)	3,935,008
MLP & Energy Income	(142,218)	142,218
Multi-Asset Income	(14,567)	14,567
Multi-Managed Balanced	—	—
Short-Term Bond	(605,554)	605,554
Small Cap Growth	(1,387,017)	1,387,017
Small Cap Value	—	—
Small/Mid Cap Value	—	—
Sustainable Bond	(1,710)	1,710
Unconstrained Bond	—	—
US Growth	—	—

As of October 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Balanced II	$105,895,090	$24,028,301	$(2,895,974)	$21,132,327
Bond	1,957,890,690	78,196,668	(34,651,360)	43,545,308
Capital Growth	2,560,027,297	1,743,461,625	(68,374,220)	1,675,087,405
Dividend Focused	514,836,129	41,198,112	(50,750,150)	(9,552,038)
Dynamic Income	144,560,869	4,710,026	(16,405,448)	(11,695,422)
Emerging Markets Debt	424,399,178	12,567,675	(32,907,471)	(20,339,796)
Emerging Markets Opportunities	793,347,712	80,355,189	(43,134,181)	37,221,008
Event Driven	61,572,520	6,826,345	(2,568,185)	4,258,160
Floating Rate	84,470,198	332,321	(6,056,105)	(5,723,784)
Global Equity	72,599,382	17,348,814	(5,197,159)	12,151,655
Government Money Market	1,502,220,107	—	—	—
High Quality Bond	165,678,788	3,130,134	(1,362,811)	1,767,323
High Yield Bond	2,687,415,463	71,213,363	(139,813,641)	(68,600,278)
High Yield ESG	19,745,149	97,675	(291,482)	(193,807)
High Yield Muni	91,003,167	2,446,754	(786,263)	1,660,491

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Inflation Opportunities	$89,969,880	$7,614,824	$(2,080,792)	$5,534,032
Inflation-Protected Securities	102,350,074	10,629,599	(344,744)	10,284,855
Intermediate Bond	2,089,311,865	106,018,489	(20,470,644)	85,547,845
Intermediate Muni	2,184,734,052	77,911,991	(11,561,169)	66,350,822
International Equity	4,063,672,449	579,191,541	(724,411,392)	(145,219,851)
International Growth	1,324,339,721	243,902,279	(157,634,228)	86,268,051
International Small Cap Value	495,137,972	96,598,734	(69,529,590)	27,069,144
International Stock	111,353,737	5,992,396	(12,023,821)	(6,031,425)
Large Cap Value	1,682,119,012	11,129,283	(99,623,703)	(88,494,420)
Large Core	141,558,179	33,116,350	(8,284,713)	24,831,637
Large Growth	579,977,196	407,662,352	(11,326,859)	396,335,493
Large Value Opportunities	342,386,443	23,117,469	(36,071,862)	(12,954,393)
Mid Cap Growth	423,305,923	61,971,913	(13,046,513)	48,925,400
Mid Cap Value Opportunities	1,246,876,942	95,118,869	(72,874,522)	22,244,347
MLP & Energy Income	170,630,341	22,529,156	(35,619,840)	(13,090,684)
Multi-Asset Income	246,588,076	29,290,556	(13,218,828)	16,071,728
Multi-Managed Balanced	938,536,705	260,879,017	(19,801,617)	241,077,400
Short-Term Bond	3,087,841,162	67,818,551	(40,623,991)	27,194,560
Small Cap Growth	145,574,798	38,616,338	(4,723,141)	33,893,197
Small Cap Value	540,290,478	13,555,934	(17,302,691)	(3,746,757)
Small/Mid Cap Value	603,364,056	64,884,173	(35,129,635)	29,754,538
Sustainable Bond	29,404,163	35,840	(432,792)	(396,952)
Unconstrained Bond	1,585,842,581	48,792,505	(23,086,633)	25,705,872
US Growth	983,229,578	812,571,545	(21,463,371)	791,108,174

As of October 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term		Long-Term
Dividend Focused	$25,879,823		$13,716,477
Dynamic Income	29,170,719		46,762,170
Emerging Markets Debt	45,350,133		31,227,855
Emerging Markets Opportunities	17,667,513		—
Floating Rate	2,028,243		21,717,186
High Quality Bond	1,661,792		6,524,808
High Yield Bond	4,573,304		62,222,108
High Yield ESG	4,832		—
High Yield Muni	1,902,478		1,401,125
Inflation Opportunities	—		526,276
Inflation-Protected Securities	3,004,865		4,018,469
Intermediate Muni	16,843,260		1,937,250
International Equity	56,023,871	(A)	238,937,617	(A)
International Growth	64,333,010		10,958,900
International Small Cap Value	13,768,121		8,750,326
International Stock	3,338,165		791,969
Large Cap Value	42,005,514		172,844,679
Large Value Opportunities	6,264,074		3,339,887
Mid Cap Value Opportunities	24,517,463		—
MLP & Energy Income	64,305,841		129,009,247
Multi-Asset Income	49,610,093	(A)	15,047,916	(A)
Short-Term Bond	14,201,900		26,879,204
Small Cap Value	3,262,299		1,325,099
Small/Mid Cap Value	17,629,557		9,264,626

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Unlimited
Fund	Short-Term	Long-Term
Sustainable Bond	$54,678	$—
Unconstrained Bond	—	5,792,776

(A)	Utilization of losses are subject to further limitations under tax regulations.

During the year ended October 31, 2020, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Bond	$1,862,054
High Quality Bond	670,704
Inflation Opportunities	1,741,909
Inflation-Protected Securities	135,355
Intermediate Bond	13,654,241
Unconstrained Bond	18,229,784

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

	2020 Distributions Paid From:				2019 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Balanced II	$1,898,688	$—	$2,458,089	$—	$2,067,717	$—	$3,688,941	$—
Bond	44,600,884	—	—	—	33,562,152	—	—	—
Capital Growth	—	—	227,405,416	—	—	—	68,760,661	—
Dividend Focused	15,058,379	—	55,639,908	—	13,242,490	—	77,616,309	—
Dynamic Income	4,540,068	—	—	1,925,773	7,375,701	—	—	1,836,667
Emerging Markets Debt	12,785,649	—	—	2,762,223	26,471,645	—	—	—
Emerging Markets Opportunities	—	—	—	—	—	—	—	—
Event Driven	389,663	—	—	—	1,298,529	—	868,747	—
Floating Rate	4,609,882	—	—	—	29,057,444	—	—	—
Global Equity	1,123,881	—	4,706,324	—	90,374	—	—	—
Government Money Market	5,751,928	—	—	—	20,613,430	—	—	—
High Quality Bond	5,985,816	—	—	—	7,510,428	—	—	—
High Yield Bond	103,507,654	—	—	—	80,060,224	—	—	—
High Yield ESG	184,922	—	—	—	—	—	—	—
High Yield Muni	375,587	3,104,212	—	334,974	432,732	3,376,972	—	—
Inflation Opportunities	1,159,977	—	—	—	2,403,225	—	—	—
Inflation-Protected Securities	1,453,131	—	—	—	2,999,080	—	—	—
Intermediate Bond	47,634,078	—	—	—	79,533,334	—	—	—
Intermediate Muni	390,839	41,086,855	—	6,935,523	717,659	37,201,381	—	—
International Equity	134,759,815	—	—	—	105,818,769	—	156,243,080	—
International Growth	23,069,908	—	—	—	25,097,645	—	166,373,934	—
International Small Cap Value	13,152,913	—	—	—	13,027,026	—	39,014,265	—
International Stock	115,728	—	—	—	2,086	—	—	—
Large Cap Value	41,045,770	—	52,090,204	—	40,994,363	—	194,958,742	—
Large Core	3,168,914	—	81,599	—	14,553,908	—	32,294,175	—
Large Growth	5,419,768	—	143,130,768	—	4,260,636	—	61,196,601	—
Large Value Opportunities	10,039,236	—	2,670,110	—	36,550,619	—	70,167,964	—
Mid Cap Growth	—	—	3,981,035	—	3,762,638	—	19,314,368	—
Mid Cap Value Opportunities	14,450,132	—	41,525,086	—	18,676,600	—	98,372,465	—

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2020 Distributions Paid From:				2019 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
MLP & Energy Income	$8,993,429	$—	$—	$3,457,157	$3,003,622	$—	$—	$12,477,821
Multi-Asset Income	9,742,472	—	196,609	—	6,006,305	—	2,147,029	—
Multi-Managed Balanced	12,503,411	—	27,182,961	—	12,154,697	—	57,067,739	—
Short-Term Bond	67,116,097	—	—	—	75,278,166	—	—	—
Small Cap Growth	—	—	10,489,413	—	—	—	13,388,889	—
Small Cap Value	2,020,819	—	2,308,689	—	1,849,305	—	21,910,662	—
Small/Mid Cap Value	4,707,989	—	22,615,315	—	10,313,127	—	74,299,095	—
Sustainable Bond	73,884	—	—	—	—	—	—	—
Unconstrained Bond	39,219,560	—	—	7,939,078	25,967,387	—	—	3,558,160
US Growth	5,142,631	—	114,938,060	—	11,674,232	—	87,295,177	—

As of October 31, 2020, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced II	$90,325	$—	$4,633,752	$—	$—	$(3,710,723)	$21,132,327
Bond	8,971,736	—	2,244,158	—	—	(704,359)	43,545,308
Capital Growth	—	—	292,997,336	—	(18,783,919)	—	1,675,087,959
Dividend Focused	340,553	—	—	(39,596,300)	—	—	(9,552,038)
Dynamic Income	—	—	—	(75,932,889)	—	(13,354)	(11,695,422)
Emerging Markets Debt	—	—	—	(76,577,988)	—	(4,799,414)	(20,501,414)
Emerging Markets Opportunities	5,819,654	—	—	(17,667,513)	—	—	37,223,112
Event Driven	1,900,274	—	2,391,687	—	—	(72,550)	4,242,190
Floating Rate	296,451	—	—	(23,745,429)	—	(2,054)	(5,730,768)
Global Equity	199,466	—	1,597,487	—	—	—	12,160,958
Government Money Market	—	—	—	—	—	(34)	—
High Quality Bond	383,187	—	—	(8,186,600)	—	231,426	1,767,323
High Yield Bond	1,053,782	—	—	(66,795,412)	—	(901,740)	(68,600,278)
High Yield ESG	2,852	—	—	(4,832)	—	—	(193,807)
High Yield Muni	—	—	—	(3,303,603)	—	(13,269)	1,660,491
Inflation Opportunities	367,740	—	—	(526,276)	—	—	5,536,380
Inflation-Protected Securities	486,396	—	—	(7,023,334)	—	(977,319)	10,283,170
Intermediate Bond	27,634,157	—	34,370,232	—	—	6,757	85,547,845
Intermediate Muni	—	—	—	(18,780,510)	—	(13,375)	66,350,822
International Equity	58,393,641	—	—	(294,961,488)	—	(950,425)	(144,527,240)
International Growth	16,622,355	—	—	(75,291,910)	—	—	86,148,813
International Small Cap Value	5,992,353	—	—	(22,518,447)	—	—	27,127,797
International Stock	1,599,275	—	—	(4,130,134)	—	—	(6,024,065)
Large Cap Value	2,757,297	—	—	(214,850,193)	—	—	(88,494,420)
Large Core	753,593	—	13,437,831	—	—	(1,527,560)	24,831,637
Large Growth	76,522,344	—	84,315,003	—	—	(8,105,420)	396,335,981
Large Value Opportunities	573,318	—	—	(9,603,961)	—	(3,077,483)	(12,954,393)
Mid Cap Growth	7,532,480	—	16,703,557	—	—	—	48,925,400
Mid Cap Value Opportunities	10,303,313	—	—	(24,517,463)	—	(5,643,663)	22,244,347
MLP & Energy Income	—	—	—	(193,315,088)	—	(28,444,352)	(13,091,237)

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Multi-Asset Income	$1,024,032	$—	$—	$(64,658,009)	$—	$(2,054,753)	$16,078,964
Multi-Managed Balanced	517,542	—	46,277,870	—	—	(65,975)	241,077,400
Short-Term Bond	—	—	—	(41,081,104)	—	(642,878)	27,194,560
Small Cap Growth	—	—	17,095,109	—	(1,155,099)	(154,666)	33,893,197
Small Cap Value	691,150	—	—	(4,587,398)	—	(17,147)	(3,746,757)
Small/Mid Cap Value	3,102,664	—	—	(26,894,183)	—	—	29,754,538
Sustainable Bond	—	—	—	(54,678)	—	—	(396,952)
Unconstrained Bond	—	—	—	(5,792,776)	—	(59,915)	25,722,826
US Growth	3,025,205	—	165,392,471	—	—	—	791,165,161

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables – Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

12. CHANGE IN ACCOUNTING PRINCIPLE

The Funds have adopted the FASB Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities” (“ASU 2017-08”), which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Funds applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments. This change in accounting principle has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of each Fund’s financial statements.

The cumulative effect adjustments that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments were as follows:

Fund	Amount
Balanced II	$15,122
Bond	388,617
Emerging Markets Debt	4,037
Floating Rate	52,267
High Quality Bond	38,024

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

12. CHANGE IN ACCOUNTING PRINCIPLE (continued)

Fund	Amount
High Yield Bond	$1,725,985
High Yield Muni	291,953
Inflation Opportunities	3,105
Inflation-Protected Securities	107
Intermediate Bond	1,236,952
Intermediate Muni	7,221,147
Multi-Asset Income	122,776
Multi-Managed Balanced	212,462
Short-Term Bond	200,373
Unconstrained Bond	131,489

13. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the respective Fund’s classes underwent a stock split. Funds not listed in the table did not have a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Fund	Class	Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
Balanced II	R	September 15, 2017	2.01-for-1	4,571,079	9,171,183	Decrease	Increase
High Quality Bond	R4	April 21, 2017	1.01-for-1	5,355,021	5,396,036	Decrease	Increase
Inflation-Protected Securities	R4	April 21, 2017	0.97-for-1	6,242,382	6,069,179	Increase	Decrease
Intermediate Bond	R4	March 24, 2017	1.06-for-1	29,646,707	31,285,459	Decrease	Increase
Large Core	R4	March 10, 2017	0.81-for-1	1,376,796	1,117,293	Increase	Decrease
Large Growth	R4	March 10, 2017	1.35-for-1	6,200,939	8,353,323	Decrease	Increase
Large Value Opportunities	R4	May 5, 2017	1.56-for-1	6,045,594	9,421,040	Decrease	Increase
Mid Cap Growth	R4	March 10, 2017	0.84-for-1	1,574,918	1,327,363	Increase	Decrease
Small Cap Value	R4	April 21, 2017	2.16-for-1	258,654	559,003	Decrease	Increase

14. REORGANIZATION

US Growth: Following the close of business on August 2, 2019, US Growth acquired all of the net assets of Transamerica Multi-Cap Growth (“Multi-Cap Growth”) pursuant to a Plan of Reorganization. US Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of US Growth for shares of Multi-Cap Growth outstanding following the close of business on August 2, 2019. The cost basis of the investments received from Multi-Cap Growth was carried forward to align ongoing reporting of the US Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Multi-Cap Growth shareholders, along with the exchange ratio of the reorganization for US Growth, were as follows:

Multi-Cap Growth Class	Multi-Cap Growth Shares	US Growth Class	US Growth Shares	Dollar Amount	Exchange Ratio (A)
Class A	7,844,908	Class A	2,626,174	$55,685,141	0.33
Class C	507,451	Class C	134,699	2,641,935	0.27
Class I	5,552,868	Class I	2,050,971	44,511,618	0.37
Class I2	19,223,117	Class I2	7,236,705	156,880,191	0.38

(A)	Calculated by dividing the US Growth shares issuable by the Multi-Cap Growth shares outstanding on August 2, 2019.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

14. REORGANIZATION (continued)

The net assets of Multi-Cap Growth, including unrealized appreciation (depreciation), were combined with those of US Growth. These amounts were as follows:

Multi-Cap Growth Unrealized Appreciation (Depreciation)	Multi-Cap Growth Net Assets	US Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 57,052,474	$259,718,885	$1,113,166,249	$1,372,885,134

Additionally, following the close of business on October 18, 2019, US Growth acquired all of the net assets of Transamerica Concentrated Growth (“Concentrated Growth”) pursuant to a Plan of Reorganization. US Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of US Growth for shares of Concentrated Growth, outstanding following the close of business on October 18, 2019. The cost basis of the investments received from Concentrated Growth was carried forward to align ongoing reporting of the US Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Concentrated Growth shareholders, along with the exchange ratio of the reorganization US Growth, were as follows:

Concentrated Growth Class	Concentrated Growth Shares	US Growth Class	US Growth Shares	Dollar Amount	Exchange Ratio (A)
Class A	95,613	Class A	72,927	$1,583,801	0.76
Class C	76,226	Class C	60,120	1,205,818	0.79
Class I	464,728	Class I	344,633	7,665,054	0.74
Class I2	8,655,199	Class I2	6,525,776	145,012,539	0.75

(A)	Calculated by dividing the US Growth shares issuable by the Concentrated Growth shares outstanding on October 18, 2019.

The net assets of Concentrated Growth, including unrealized appreciation (depreciation), were combined with those of US Growth. These amounts were as follows:

Concentrated Growth Unrealized Appreciation (Depreciation)	Concentrated Growth Net Assets	US Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 59,754,359	$155,467,212	$1,381,888,625	$1,537,355,837

Capital Growth: Following the close of business on October 18, 2019, Capital Growth acquired all of the net assets of Transamerica Growth (“Growth”) pursuant to a Plan of Reorganization. Capital Growth is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Capital Growth for shares of Growth outstanding following the close of business on October 18, 2019. The cost basis of the investments received from Growth was carried forward to align ongoing reporting of the Capital Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Growth shareholders, along with the exchange ratio of the reorganization for Capital Growth, were as follows:

Growth Class	Growth Shares	Capital Growth Class	Capital Growth Shares	Dollar Amount	Exchange Ratio (A)
Class I2	23,439,002	Class I2	12,844,998	$171,778,728	0.55
Class R6	2,044,737	Class R6	1,120,366	14,982,875	0.55

(A)	Calculated by dividing the Capital Growth shares issuable by the Growth shares outstanding on October 18, 2019.

The net assets of Growth, including unrealized appreciation (depreciation), were combined with those of Capital Growth. These amounts were as follows:

Growth Unrealized Appreciation (Depreciation)	Growth Net Assets	Capital Growth Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 85,371,924	$186,761,603	$1,852,085,270	$2,038,846,873

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

16. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

17. SUBSEQUENT EVENTS

The Board has approved a name change for Transamerica Dividend Focused to Transamerica Sustainable Equity Income and a change in management fees. In addition, on November 25, 2020, shareholders of the Fund approved a sub-adviser change to Aegon Asset Management UK plc, an affiliate of TAM. These changes went into effect on December 1, 2020.

The Board has approved a sub-adviser change to Rothschild & Co. Asset Management US, Inc., including a change in sub-advisory and management fees for Transamerica Large Cap Value. These changes went into effect on December 1, 2020.

Transamerica Funds	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Dividend Focused, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Unconstrained Bond and Transamerica US Growth and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Balanced II, Transamerica Bond, Transamerica Capital Growth, Transamerica Dividend Focused, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Opportunities, Transamerica Event Driven, Transamerica Floating Rate, Transamerica Global Equity, Transamerica Government Money Market, Transamerica High Quality Bond, Transamerica High Yield Bond, Transamerica High Yield ESG, Transamerica High Yield Muni, Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Intermediate Bond, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Growth, Transamerica International Small Cap Value, Transamerica International Stock, Transamerica Large Cap Value, Transamerica Large Core, Transamerica Large Growth, Transamerica Large Value Opportunities, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Asset Income, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Sustainable Bond, Transamerica Unconstrained Bond and Transamerica US Growth (collectively referred to as the “Funds”), (thirty-nine of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the statement of cash flows for Transamerica Event Driven for the year ended October 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (thirty-nine of the Funds constituting Transamerica Funds) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, and cash flows for Transamerica Event Driven for the year ended October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica Bond

Transamerica Capital Growth

Transamerica Dividend Focused

Transamerica Dynamic Income

Transamerica Emerging Markets Debt

Transamerica Event Driven

Transamerica Floating Rate

Transamerica Global Equity

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Growth

Transamerica International Small Cap Value

Transamerica Large Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica MLP & Energy Income

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020

Transamerica Funds	Annual Report 2020

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Transamerica Short-Term Bond Transamerica Small Cap Growth Transamerica Small/Mid Cap Value Transamerica Unconstrained Bond Transamerica US Growth

Transamerica Balanced II

Transamerica High Quality Bond

Transamerica Inflation-Protected Securities

Transamerica Intermediate Bond

Transamerica Large Core

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Mid Cap Growth

Transamerica Small Cap Value

	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020, the period from January 1, 2017 through October 31, 2017, and for each of the two years in the period ended December 31, 2016
Transamerica International Stock	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the two years in the period ended October 31, 2020 and the period from September 28, 2018 (commencement of operations) through October 31, 2018
Transamerica Emerging Markets Opportunities	For the period from December 19, 2019 (commencement of operations) through October 31, 2020
Transamerica High Yield ESG Transamerica Sustainable Bond	For the period from July 31, 2020 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2020

Transamerica Funds	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2020, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Balanced II	$1,176,689
Dividend Focused	13,339,982
Emerging Markets Opportunities	1,056,389
Event Driven	149,026
Global Equity	1,123,881
High Yield Bond	1,691,754
International Equity	89,006,547
International Growth	25,065,183
International Small Cap Value	9,614,526
International Stock	331,664
Large Cap Value	41,045,770
Large Core	3,168,914
Large Growth	3,120,765
Large Value Opportunities	10,039,236
Mid Cap Value Opportunities	14,450,132
MLP & Energy Income	2,724,252
Multi-Asset Income	3,509,008
Multi-Managed Balanced	10,369,528
Small Cap Value	1,701,398
Small/Mid Cap Value	4,707,989
US Growth	5,142,631

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Balanced II	71%
Dividend Focused	93
Event Driven	56
Global Equity	53
High Yield Bond	2
Large Cap Value	100
Large Core	100
Large Growth	92
Large Value Opportunities	100
Mid Cap Value Opportunities	100
MLP & Energy Income	13
Multi-Asset Income	32
Multi-Managed Balanced	92
Small Cap Value	100
Small/Mid Cap Value	100
US Growth	100

For tax purposes, the long-term capital gain designations for the year ended October 31, 2020 are as follows:

Fund	Long-Term Capital Gain Designation
Balanced II	$2,458,089
Capital Growth	227,405,416

Transamerica Funds	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION (continued)

Fund	Long-Term Capital Gain Designation
Dividend Focused	$55,639,908
Global Equity	4,706,324
Large Cap Value	52,090,204
Large Core	81,599
Large Growth	143,130,768
Large Value Opportunities	2,670,110
Mid Cap Growth	3,981,035
Mid Cap Value Opportunities	41,525,086
Multi-Asset Income	196,609
Multi-Managed Balanced	27,182,961
Small Cap Growth	10,489,413
Small Cap Value	2,308,689
Small/Mid Cap Value	22,615,315
US Growth	114,938,060

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Opportunities	$6,065,634	$1,056,389
International Equity	78,107,239	8,370,809
International Growth	20,334,264	1,995,275
International Small Cap Value	7,032,137	1,171,750
International Stock	1,926,470	215,936

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Balanced II	Transamerica International Growth
Transamerica Bond	Transamerica International Small Cap Value
Transamerica Capital Growth	Transamerica International Stock
Transamerica Dividend Focused	Transamerica Large Cap Value
Transamerica Dynamic Income	Transamerica Large Core
Transamerica Emerging Markets Debt	Transamerica Large Growth
Transamerica Event Driven	Transamerica Large Value Opportunities
Transamerica Floating Rate	Transamerica Mid Cap Growth
Transamerica Global Equity	Transamerica Mid Cap Value Opportunities
Transamerica Government Money Market	Transamerica MLP & Energy Income
Transamerica High Quality Bond	Transamerica Multi-Asset Income
Transamerica High Yield Bond	Transamerica Multi-Managed Balanced
Transamerica High Yield Muni	Transamerica Short-Term Bond
Transamerica Inflation Opportunities	Transamerica Small Cap Growth
Transamerica Inflation-Protected Securities	Transamerica Small Cap Value
Transamerica Intermediate Bond	Transamerica Small/Mid Cap Value
Transamerica Intermediate Muni	Transamerica Unconstrained Bond
Transamerica International Equity	Transamerica US Growth

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Balanced II	Aegon Asset Management US J.P. Morgan Investment Management Inc.
Transamerica Bond	Aegon Asset Management US
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC
Transamerica Dynamic Income	QS Investors, LLC
Transamerica Emerging Markets Debt	MetLife Investment Management, LLC
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Floating Rate	Aegon Asset Management US
Transamerica Global Equity	Rockefeller and Co., Inc.
Transamerica Government Money Market	BlackRock Investment Management, LLC
Transamerica High Quality Bond	Merganser Capital Management, LLC
Transamerica High Yield Bond	Aegon Asset Management US
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Inflation-Protected Securities	PineBridge Investments LLC
Transamerica Intermediate Bond	Aegon Asset Management US
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Growth	TDAM USA Inc.
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica International Stock	ClariVest Asset Management LLC
Transamerica Large Cap Value	Levin Easterly Partners LLC
Transamerica Large Core	PineBridge Investments LLC
Transamerica Large Growth	Morgan Stanley Investment Management Inc. Wellington Management Company LLP
Transamerica Large Value Opportunities	PineBridge Investments LLC
Transamerica Mid Cap Growth	Wellington Management Company LLP
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC
Transamerica Multi-Managed Balanced	Aegon Asset Management US J.P. Morgan Investment Management Inc.
Transamerica Short-Term Bond	Aegon Asset Management US
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small Cap Value	Peregrine Capital Management, LLC
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P. Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company, LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares, Class I3 Shares or Class R Shares, where such class is offered and in that order of preference. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Balanced II. The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe but below its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced sub-advising that portion of the Fund on July 9, 2010 pursuant to its current equity investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon Asset Management US, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record.

Transamerica Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Capital Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and benchmark, each for the past 3-, 5- and 10-year periods and below the median for its peer universe and benchmark, each for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Dividend Focused. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Dynamic Income. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its composite benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on May 1, 2015 pursuant to its current investment strategies.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was in line with its benchmark for the past 3-year period and below its benchmark for the past 1- and 5-year periods.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Event Driven. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 3-year periods.

Transamerica Floating Rate. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Global Equity. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 4, 2014 pursuant to its current investment strategies.

Transamerica Government Money Market. The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016.

Transamerica High Quality Bond. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class R4 Shares of the Fund. The Board noted that the performance of Class R4 Shares was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional High Quality Bond, effective as of that date in place of its own historical performance record.

Transamerica High Yield Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica High Yield Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Inflation Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 5-year periods and below for the past 3-year period.

Transamerica Inflation-Protected Securities. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe but below its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class R4 Shares of the Fund. The Board noted that the performance of Class R4 Shares was above the median for its peer universe for the past 1-, 3- and 10-year periods and in line with the median for the past 5-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on June 29, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Inflation-Protected Securities, effective as of that date in place of its own historical performance record.

Transamerica Intermediate Bond. The Board noted that the performance of Class I3 Shares of the Fund was in line with the median for its peer universe and above its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class I2 Shares and Class R4 Shares of the Fund. The Board noted that the performance of Class I2 Shares was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board noted that the performance of Class R4 Shares was above the median for its peer universe for the past 10-year period and in line with the median for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on May 1, 2014 pursuant to its current investment objective. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Core Bond, effective as of that date in place of its own historical performance record.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Intermediate Muni. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica International Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class I2 Shares of the Fund. The Board noted that the performance of Class I2 Shares was above the median for its peer universe for the past 1-year period, in line with the median for the past 5- and 10-year periods and below the median for the past 3-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 1, 2018 pursuant to its current investment objective and investment strategies.

Transamerica International Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica International Stock. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe but below its benchmark, each for the past 1-year period.

Transamerica Large Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on July 31, 2012 pursuant to its current investment objective and investment strategies.

Transamerica Large Core. The Board noted that the performance of Class I3 Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class R4 Shares of the Fund. The Board noted that the performance of Class R4 Shares was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record.

Transamerica Large Growth. The Board noted that the performance of Class I3 Shares of the Fund was above the median for its peer universe but below its primary benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class R4 Shares of the Fund. The Board noted that the performance of Class R4 Shares was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board noted that Morgan Stanley Investment Management Inc. had commenced sub-advising a sleeve of the Fund on October 18, 2019 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Transamerica Large Value Opportunities. The Board noted that the performance of Class I3 Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-year period. The Board also reviewed the longer-term performance of Class R4 Shares of the Fund. The Board noted that the performance of Class R4 Shares was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective, investment strategies and benchmark. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

of Class I Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5- year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods.

Transamerica MLP & Energy Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its primary benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Multi-Asset Income. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe but below its composite benchmark, each for the past 1-, 3- and 5-year periods.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 10-year period and below its composite benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s equity sub-adviser, J.P. Morgan Investment Management Inc., had commenced sub-advising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income sub-adviser, Aegon Asset Management US, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies.

Transamerica Short-Term Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-, 3-, 5- and 10-year periods.

Transamerica Small Cap Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 5- year periods and below its benchmark for the past 3-year period.

Transamerica Small Cap Value. The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that Systematic Financial Management, L.P. had previously served as the Fund’s sole sub-adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced sub-advising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued sub-advising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica US Growth. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and in line with the median for the past 10-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares, Class I3 Shares or Class R Shares, where such class is offered and in that order of preference. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, noting that sub-advisory fees payable to the Sub-Advisers are paid by TAM and not the Funds. The board also considered the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Balanced II. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on October 18, 2019 and was not fully reflected in the comparative data.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual management fee and actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Quality Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on January 6, 2020 and was not fully reflected in the comparative data.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Fund’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation-Protected Securities. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved additional breakpoints in the Fund’s management fee schedule, which took effect on May 1, 2020.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Stock. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Core. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 2, 2019 and was not fully reflected in the comparative data.

Transamerica Large Value Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I3 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Multi-Asset Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on May 1, 2019 and was not fully reflected in the comparative data.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee and actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 1, 2019 and was not fully reflected in the comparative data.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 2, 2019 and was not fully reflected in the comparative data.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon Asset Management US (“AAM”), which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AAM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AAM, the Board noted that information about AAM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to each Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AAM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by Advent Capital Management, LLC, Barrow, Hanley, Mewhinney & Strauss, LLC, J.P. Morgan Investment Management Inc., Kayne Anderson Capital Advisors, L.P., Levin Easterly Partners LLC, Morgan Stanley Investment Management Inc., Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., TDAM USA Inc., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP is generally appropriate and in the best interests of the applicable Funds. The Board also noted that Barrow, Hanley, Mewhinney & Strauss, LLC, ClariVest Asset Management LLC, J.P. Morgan Investment Management Inc., Levin Easterly Partners LLC, Peregrine Capital Management, LLC, PineBridge Investments LLC, Ranger Investment Management, L.P., Rockefeller and Co., Inc., Systematic Financial Management L.P., Thompson, Siegel & Walmsley LLC and Wellington Management Company LLP participate in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (concluded)

(unaudited)

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2020

TRANSAMERICA DYNAMIC INCOME

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors, resulting in their automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica Dynamic Income (the “Fund”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Fund (the “New Sub-Advisory Agreement”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Fund and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and the shareholders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors following the transaction;

(c)        that QS Investors will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors will continue to have the capabilities, resources and personnel necessary to provide services to the Fund based on an assessment of QS Investors, its investment personnel, and the services QS Investors currently provides to the Fund; and

(e)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors.

In approving the New Sub-Advisory Agreement, the Board Members also relied, as to QS Investors’ services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the transaction.

Transamerica Funds	Annual Report 2020

TRANSAMERICA HIGH YIELD ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (“Board” or “Board Members”) held on March 11-12, 2020, the Board considered the approval of the proposed investment management agreement (“Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds on behalf of Transamerica High Yield ESG (“Fund”) and the proposed sub-advisory agreement between TAM and Aegon Asset Management US (“AAM”) for the Fund (“Sub-Advisory Agreement” and, together with the Management Agreement, “Agreements”).

Following its review and consideration, the Board determined that the terms of the Agreements were reasonable and that the approval of the Agreements was in the best interests of the Fund and its future shareholders. The Board, including the Independent Board Members, unanimously approved the Agreements for an initial two-year period.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM certain information. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and AAM as part of their regular oversight of other funds managed by TAM and sub-advised by AAM, and knowledge they gained over time through meeting with TAM and AAM. Among other materials, the Board Members considered comparative fee, expense and performance information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and AAM. The Board also considered the proposed investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; the continuous and regular management services to be provided by AAM; the experience of AAM with the proposed investment strategy; and the professional qualifications and experience of AAM’s portfolio management team.

The Board also considered the continuous and regular investment management and other services to be provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services to be provided by TAM would include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of AAM to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board considered that TAM’s investment management services would also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, which would include the Fund, oversees the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance. The Board Members considered AAM’s investment management experience, capabilities and resources. The Board Members recognized that the Fund is not yet in existence and therefore has no historical performance for the Board Members to review. The Board Members considered the performance of an account using AAM’s proposed high yield ESG strategy launched in March 2019, relative to the performance of (i) a peer universe of comparable funds and (ii) the Fund’s proposed benchmark, Bloomberg Barclay’s U.S. High Yield 2% Issuer Capped Index, in each case for the period ended December 31, 2019. In order to evaluate the performance of AAM’s proposed strategy over longer time periods and for a full market cycle, the Board Members also considered the performance of a composite of AAM’s non-ESG focused high yield strategies, relative to the historical performance of the same peer universe and benchmark, in each case for the various trailing periods ended December 31, 2019. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by AAM, the Board concluded that TAM and AAM are capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed investment objective, policies and strategies, the competitive landscape of the investment company business and investor needs.

Transamerica Funds	Annual Report 2020

TRANSAMERICA HIGH YIELD ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the proposed management fee and anticipated total expense ratio of the Fund, including information provided by TAM comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in the Broadridge and Morningstar peer universes.

The Board also considered the fees to be charged by AAM for sub-advisory services, as well as the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed management fee is slightly below the applicable Morningstar peer universe median and slightly above the Broadridge peer universe median. The Board also noted that, except for Class R4 and Class R6, at the time of the Fund’s proposed launch, the estimated total expense ratio of each class of the Fund would be below or within five basis points of the applicable Broadridge and Morningstar peer universe median. The Board noted that Class R4 and R6 will not be initially offered at the Fund’s launch and that once the Fund gains scale, TAM expects that Class R4 and R6 will be within five basis points of the applicable Broadridge and Morningstar peer universe medians. The Board also considered that TAM proposed to enter into an expense limitation arrangement with the Fund, which could result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and AAM under the Agreements are reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. The Board noted that the Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund by TAM and its affiliates. The Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive.

With respect to AAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and AAM and would be paid by TAM and not the Fund. As a result, the Board did not consider AAM’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement.

Economies of Scale. In evaluating the extent to which the proposed fees payable under the Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the management and sub-advisory fee schedules and the existence of breakpoints in those schedules, as detailed in the materials provided to the Board Members, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board Members also considered that the appointment of AAM as sub-adviser had the potential to attract additional assets due to AAM’s known asset management capabilities. The Board Members concluded that the proposed fees and breakpoints may benefit shareholders by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board Members also noted that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to AAM, in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or AAM from their Relationships with the Fund. The Board considered other benefits expected to be derived by TAM, its affiliates, and/or AAM from their relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM or the Fund, and that AAM may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements. The Board noted that it would have the opportunity in the future to review the benefits over time.

Other Considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its future shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of AAM. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the Agreements was in the best interests of the Fund and its future shareholders and voted to approve the Agreements.

Transamerica Funds	Annual Report 2020

TRANSAMERICA LARGE CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on August 5-6, 2020, the Board Members considered the termination of Levin Easterly Partners LLC (“Levin”) as sub-adviser to Transamerica Large Cap Value (the “Fund”) and Transamerica Rothschild & Co Large Cap Value VP (formerly, Transamerica Levin Large Cap Value VP), a series of Transamerica Series Trust (each a “LCV Fund” and collectively, the “LCV Funds”), and the approval of the proposed sub-advisory agreements (each a “Rothschild Sub-Advisory Agreement,” and collectively, the “Rothschild Sub-Advisory Agreements”) between Transamerica Asset Management, Inc. (“TAM”) and Rothschild & Co Asset Management US Inc. (“Rothschild”) with respect to the LCV Funds, as well as the approval of a revised management fee schedule for each LCV Fund.

Following their review and consideration, the Board Members determined, with respect to each LCV Fund, that the terms of the Rothschild Sub-Advisory Agreement were reasonable and that the termination of Levin as sub-adviser to the LCV Fund and the approval of the Rothschild Sub-Advisory Agreement were in the best interests of the LCV Fund and its shareholders. The Board Members, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Levin and unanimously approved the Rothschild Sub-Advisory Agreements for an initial two-year period. The Board Members, including the independent members of the Board (the “Independent Board Members”), also unanimously approved the revised management fee schedule for each LCV Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and Rothschild certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Rothschild Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the LCV Funds, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about the performance of a similar fund managed by Rothschild.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Rothschild present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Rothschild Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Rothschild under the Rothschild Sub-Advisory Agreements, the Board Members considered information provided by TAM and Rothschild regarding the operations, facilities, organization and personnel of Rothschild, the anticipated ability of Rothschild to perform its duties under the Rothschild Sub-Advisory Agreements and the proposed changes to the LCV Funds’ principal investment strategies. The Board Members further considered that: (i) Rothschild is an experienced asset management firm; (ii) TAM is recommending that Rothschild be appointed as sub-adviser to the LCV Funds; and (iii) TAM believes that Rothschild has the capabilities, resources and personnel necessary to provide sub-advisory services to the LCV Funds based on TAM’s assessment of Rothschild’s organization and investment personnel. The Board Members also considered Rothschild’s proposed responsibilities and experience with the LCV Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board Members that neither the approval of the Rothschild Sub-Advisory Agreements nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the LCV Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Rothschild can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the LCV Funds and that Rothschild’s appointment is not expected to diminish the nature, extent and quality of services provided to the LCV Funds.

Investment Performance. The Board Members considered Rothschild’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of each LCV Fund for various trailing periods ended March 31, 2020 as compared to: (i) the simulated, back-tested performance of the proposed strategy (“Proposed Strategy”); (ii) the historical performance of an existing Rothschild large cap value strategy with a more diversified portfolio (“Existing Rothschild Strategy”); (iii) the LCV Funds’ benchmark; and (iv) an applicable peer group median. The Board Members noted that both the Proposed Strategy and the Existing Rothschild Strategy outperformed Class I shares of the Fund for the past one-, three- and five-year periods and Service Class shares of Transamerica Rothschild & Co Large Cap Value VP for the past one-year period. The Board Members further noted that the Proposed Strategy and the Existing Rothschild Strategy outperformed the LCV Funds’ benchmark and the applicable peer group median, each for the past one-, three-, five- and ten-year periods.

Transamerica Funds	Annual Report 2020

TRANSAMERICA LARGE CAP VALUE

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Rothschild, the Board Members concluded that Rothschild is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Proposed Strategy, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each LCV Fund. The Board Members reviewed the management fee and total expense ratio of each class of each LCV Fund, assuming implementation of the Fee Changes and based on assets as of March 1, 2020, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that the management fee of each LCV Fund would be below the applicable Broadridge and Morningstar peer group medians. With respect to the Fund, the Board Members noted that the total expense ratios of each share class for which applicable Broadridge and Morningstar peer group medians were available would be in line with or below such medians, with the exception of Class R1, which would be below the applicable Morningstar peer group median, but above the applicable Broadridge peer group median. With respect to Transamerica Rothschild & Co Large Cap Value VP, the Board Members considered that the total expense ratio of each class would be above the applicable Broadridge and Morningstar peer group medians. The Board Members noted TAM’s representation that it does not consider Transamerica Rothschild & Co Large Cap Value VP to be at scale and expects the Fund’s expenses to decrease as the Fund gains scale.

The Board Members considered that the revised management and new sub-advisory fee schedules for each LCV Fund would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with Rothschild to have the LCV Funds’ assets aggregated for purposes of computing breakpoints in the new sub-advisory fee schedules. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each LCV Fund is expected to decrease or remain the same. The Board noted that as the LCV Funds grow in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for shareholders.

The Board Members considered the portion of each LCV Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Rothschild and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each LCV Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Rothschild, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Rothschild, which is not affiliated with TAM, and would be paid by TAM and not the LCV Funds. As a result, the Board Members did not consider Rothschild’s anticipated profitability to be material to its decision to approve the Rothschild Sub-Advisory Agreements. The Board Members also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of May 31, 2020, there was expected to be a nominal net decrease in the net management fees retained by TAM for the Fund and a nominal net increase in the fees retained for Transamerica Rothschild & Co Large Cap Value VP. The Board Members considered TAM’s view that each LCV Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each LCV Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each LCV Fund to TAM, and the sub-advisory fees payable by TAM to Rothschild, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Rothschild from its relationships with the LCV Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Rothschild or the LCV Funds, and that Rothschild may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and Rothschild Sub-Advisory Agreement for each LCV Fund was in the best interests of the LCV Fund and its shareholders and voted to approve the revised management fee schedule and Rothschild Sub-Advisory Agreement for each LCV Fund.

Transamerica Funds	Annual Report 2020

TRANSAMERICA SUSTAINABLE BOND

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (“Board” or “Board Members”) held on March 11-12, 2020, the Board considered the approval of the proposed investment management agreement (“Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds on behalf of Transamerica Sustainable Bond (“Fund”) and the proposed sub-advisory agreement between TAM and Aegon Asset Management US (“AAM”) for the Fund (“Sub-Advisory Agreement” and, together with the Management Agreement, “Agreements”).

Following its review and consideration, the Board determined that the terms of the Agreements were reasonable and that the approval of the Agreements was in the best interests of the Fund and its future shareholders. The Board, including the Independent Board Members, unanimously approved the Agreements for an initial two-year period.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM certain information. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and AAM as part of their regular oversight of other funds managed by TAM and sub-advised by AAM, and knowledge they gained over time through meeting with TAM and AAM. Among other materials, the Board Members considered comparative fee, expense and performance information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. The Board considered the nature, extent and quality of the services expected to be provided by TAM and AAM. The Board also considered the proposed investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; the continuous and regular management services to be provided by AAM; the experience of AAM with the proposed investment strategy; and the professional qualifications and experience of AAM’s portfolio management team.

The Board also considered the continuous and regular investment management and other services to be provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services to be provided by TAM would include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of AAM to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board considered that TAM’s investment management services would also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, which would include the Fund, oversees the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance. The Board Members considered AAM’s investment management experience, capabilities and resources. The Board Members recognized that the Fund is not yet in existence and therefore has no historical performance for the Board Members to review. The Board Members considered the performance of an account using AAM’s proposed sustainable fixed income strategy launched in April 2019, relative to the performance of (i) a peer universe of comparable funds and (ii) the Fund’s proposed benchmark, Bloomberg Barclay’s U.S. Aggregate Bond Index, in each case for the period ended December 31, 2019. In order to evaluate the performance of AAM’s proposed strategy over longer time periods and for a full market cycle, the Board Members also considered the performance of a composite of AAM’s non-sustainability focused core plus strategies, relative to the historical performance of the same peer universe and benchmark, in each case for the various trailing periods ended December 31, 2019. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by AAM, the Board concluded that TAM and AAM are capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed investment objective, policies and strategies, the competitive landscape of the investment company business and investor needs.

Transamerica Funds	Annual Report 2020

TRANSAMERICA SUSTAINABLE BOND

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the proposed management fee and anticipated total expense ratio of the Fund, including information provided by TAM comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in the Broadridge and Morningstar peer universes.

The Board also considered the fees to be charged by AAM for sub-advisory services, as well as the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed management fee for the Fund is slightly above the Broadridge and Morningstar peer universe medians, although the breakpoint fee schedule allows for the management fee to be below median at higher scale. The Board also noted that the estimated total expense ratio of each class of the Fund are higher than the applicable Broadridge and Morningstar peer universe medians, but that TAM has proposed to enter into an expense limitation arrangement with the Fund, under which the total expense ratio of each class of the Fund, except Class R, will be capped within five basis points of the applicable peer universe median.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and AAM under the Management Agreement and the Sub-Advisory Agreement are reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. The Board noted that the Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund by TAM and its affiliates. The Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive.

With respect to AAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and AAM and would be paid by TAM and not the Fund. As a result, the Board did not consider AAM’s anticipated profitability to be material to its decision to approve the Sub-Advisory Agreement.

Economies of Scale. In evaluating the extent to which the proposed fees payable under the Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the management and sub-advisory fee schedules and the existence of breakpoints in those schedules, as detailed in the materials provided to the Board Members, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board Members also considered that the appointment of AAM as sub-adviser had the potential to attract additional assets due to AAM’s known asset management capabilities. The Board Members concluded that the proposed fees and breakpoints may benefit shareholders by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board Members also noted that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to AAM, in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or AAM from their Relationships with the Fund. The Board considered other benefits expected to be derived by TAM, its affiliates, and/or AAM from their relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM or the Fund, and that AAM may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements. The Board noted that it would have the opportunity in the future to review the benefits over time.

Other Considerations. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its future shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of AAM. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the Agreements was in the best interests of the Fund and its future shareholders and voted to approve the Agreements.

Transamerica Funds	Annual Report 2020

TRANSAMERICA SUSTAINABLE EQUITY INCOME (FORMERLY, TRANSAMERICA DIVIDEND FOCUSED)

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on August 5 and 6, 2020, the Board considered the termination of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as sub-adviser to Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused) (the “Fund”) and the approval of the proposed sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Aegon Asset Management UK plc (formerly, Kames Capital plc) (“AAM”) with respect to the Fund (the “AAM Sub-Advisory Agreement”), as well as the approval of a revised management fee schedule for the Fund.

Following their review and consideration, the Board Members determined that the terms of the AAM Sub-Advisory Agreement were reasonable and that the termination of Barrow Hanley as sub-adviser to the Fund and the approval of the AAM Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (“Independent Board Members”), authorized TAM to terminate the sub-advisory agreement with Barrow Hanley and unanimously approved the AAM Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Fund.

Prior to reaching their decision, the Board Members requested and received from TAM and AAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed AAM Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or AAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the AAM Sub-Advisory Agreement between TAM and AAM with respect to the Fund, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by AAM under the AAM Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AAM regarding the operations, facilities, organization and personnel of AAM, the anticipated ability of AAM to perform its duties under the AAM Sub-Advisory Agreement, and the proposed changes to the Fund’s principal investment strategies. The Board further considered that: (i) AAM is an experienced asset management firm; (ii) TAM is recommending that AAM be appointed as sub-adviser to the Fund; and (iii) TAM believes that AAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of AAM’s organization and investment personnel. The Board Members also considered AAM’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.

The Board noted that TAM had advised the Board Members that neither the approval of the AAM Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that AAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that AAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board considered AAM’s investment management experience, capabilities and resources. The Board reviewed the historical performance of the Fund for various trailing periods ended May 31, 2020 against the Fund’s benchmark. The Board Members noted that the Fund’s proposed strategy under AAM management was a custom strategy for which no historical performance data was available. The Board Members reviewed the historical performance of: (i) AAM Global Equity Income, an Irish domiciled open-end fund managed by AAM that uses the same dividend-focused philosophy as that proposed for the Fund; (ii) AAM Ethical Equity, a UK-domiciled open-end fund managed by AAM that employs a similar ESG dedicated strategy as that proposed for the Fund; and (iii) the U.S. sleeve of AAM Global Equity Income, as a way to demonstrate the team’s stock-picking skills in the U.S. market with a dividend approach.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AAM, the Board Members concluded that AAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Transamerica Funds	Annual Report 2020

TRANSAMERICA SUSTAINABLE EQUITY INCOME (FORMERLY, TRANSAMERICA DIVIDEND FOCUSED)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Fund. The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on current assets and assuming implementation of the Fee Changes, as compared to the applicable Broadridge and Morningstar peer group medians. The Board Members noted that although the management fee and for certain share classes the total expense ratio would be above the applicable Broadridge and/or Morningstar peer group medians, TAM believes the management fee and total expense ratio of each class of the Fund would be competitive relative to peers.

The Board Members considered that the revised management and new sub-advisory fee schedules would be lower at all asset levels than the current management and sub-advisory fee schedules. The Board Members also considered that TAM had negotiated with AAM to have the Fund’s assets aggregated with the assets of Transamerica Aegon Sustainable Equity Income VP (formerly, Transamerica Barrow Hanley Dividend Focused VP) for purposes of computing breakpoints in the new sub-advisory fee schedule and that TAM had agreed to reimburse 0.09% of sub-transfer agency fees on Class I shares for the Fund. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Fund is expected to decrease. The Board Members noted that as the Fund grows in size, the revised management and new sub-advisory fee schedules have the potential to result in additional savings for shareholders.

The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to AAM and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. The Board Members reviewed pro forma estimated profitability information provided by TAM for TAM and its affiliates, including AAM. The Board Members noted that, based on assets as of May 31, 2020, there was expected to be a decrease in the net management fees retained by TAM, but an increase in overall profitability to the Transamerica/Aegon organization due to the fact that, unlike Barrow Hanley, AAM is an affiliated sub-adviser. The Board Members also considered TAM’s view that the Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services. The Board Members also considered the pro forma revenue, expense and pre-distribution profit margin information provided by TAM and determined that the profitability of TAM and its affiliates from their relationships with the Fund was not anticipated to be excessive.

Economies of Scale. In evaluating the extent to which the Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedule lower the asset levels for the last two breakpoints, which would benefit shareholders as the Fund grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to AAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by AAM from its relationship with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with AAM or the Fund, and that AAM had indicated it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Fund.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the AAM Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the AAM Sub-Advisory Agreement.

Transamerica Funds	Annual Report 2020

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 Funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

121	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);
Director, Aegon
Global Funds
(2016 – present);
Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and Director,
Mongeral Aegon
Investimentos

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust

Company (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

					Ltda. (2018 – present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast

Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	116	N/A
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);

Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (56)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board	116	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and TST (2007 – present); TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present); Registered Representative (2007 – 2016), TCI; Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión, Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); Director, Transamerica Funds Services, Inc. (2019 – present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Transamerica Funds	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Chief Compliance Officer (2019 – present), TAM; General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).
Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Anti-Money Laundering Officer (2019 – present), TAM; Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).
Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present); Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS; Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).
Timothy Bresnahan (52)	Senior Counsel and Assistant Secretary	Since 2020	Assistant Secretary, TET (2019 – present); Secretary, TET (2019); Senior Counsel, TAM (2008 – present).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2020

TRANSAMERICA SMALL CAP CORE

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item:

A special meeting of shareholders of Transamerica Small Cap Core was held on July 30, 2020. The results of the Proposal were as follows:

Proposal: To approve a Plan of Liquidation to liquidate Transamerica Small Cap Core and distribute the liquidation proceeds to the shareholders of the Fund:

Proposal	Number of Shares
For	6,229,072.302
Against	281,080.491
Withheld	628,944.009

Transamerica Funds	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2020

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2020

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

270228 10/20

© 2020 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2020.

We believe it is important to understand market conditions over the last fiscal year of the Funds to provide a context for reading this report. As the period began markets were exhibiting strength as the economy was reflecting the lowest unemployment rates in more than a half-century. In addition, wage growth was rising, inflation was benign, consumer spending was strong and the U.S. Federal Reserve (“Fed”) had just concluded a series of three rate cuts, taking the Fed Funds rate down to a lower bound of 1.50%. For these reasons, among others, many investors looked ahead to the year of 2020 with a sense of optimism.

By February of 2020, markets were digesting headlines about a rapidly spreading respiratory virus in China, and fears of its global transmission began to rattle markets. While equity markets peaked at record highs toward the end of February, it soon became clear that COVID-19 cases were expanding internationally and there would be dramatically negative economic impacts. A nationwide lockdown quickly went into effect by the middle of March, and while the Fed slashed short term rates to zero, this could not prevent widespread selling across the stock and credit markets resulting in the fastest 35% decline in the history of the S&P 500® Index by the final week of March. International markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year bond yield dropped to an all-time low of 0.54%.

Throughout the spring of 2020, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June 2020, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-virus high by the end of August. International markets also recovered as their economies opened more and global central banks such as the European Central Bank (“ECB”) also applied high degrees of monetary stimulus, however, they were unable to recover to pre-pandemic levels.

While stocks reached new record highs by Labor Day, volatility returned to the markets during September and October as COVID-19 case levels increased exponentially to daily numbers well in excess of earlier in the year. Election uncertainties and the inability of Congress to pass follow-up legislation on fiscal stimulus and economic relief to the soon expiring CARES Act also created investor angst. By the end of the Funds’ fiscal year, stocks were off their highs but still displaying historic improvement from the March lows, as investors began to focus on the prospects of a continuing economic recovery in 2021 and anxiously awaited news on a COVID-19 vaccine. International equity markets, which had recovered materially in the second quarter, remained relatively range bound since summer and continued to remain below pre-pandemic levels.

For the 12-month period ended October 31, 2020, the S&P 500® Index returned 9.71% while the MSCI EAFE Index, representing international developed market equities, returned -6.46%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 6.19%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results.

Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2020, and held for the entire six-month period until October 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$1,026.90	$2.50	$1,022.70	$2.49	0.49%
Transamerica Mid Cap Value	1,000.00	1,099.60	5.07	1,020.30	4.88	0.96
Transamerica Total Return	1,000.00	1,026.10	3.46	1,021.70	3.46	0.68

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

At the beginning of the 12-month period ended October 31, 2020, the biggest risk to global growth appeared to be U.S. and China trade negotiations. The trade war rhetoric quickly took a back seat as we entered the early months of 2020. Investors’ fears that the COVID-19 virus would spread became reality, gripping markets and bringing certain areas of the global economy to a halt in March. U.S. equities promptly entered bear market territory, government bond yields dropped to the lowest levels ever and oil prices collapsed. This left investors across markets grappling with trying to understand the potential economic impact of the pandemic and a dramatic change in the fundamentals of the global oil market.

The Federal Reserve (“Fed”) responded swiftly by slashing its target range for the fed funds rate by 150 basis points (“bps”) to its effective lower bound of 0-25 bps and restarting quantitative easing by committing to purchase an unlimited amount of U.S. Treasuries and mortgage-backed securities (“MBS”) in order to support market liquidity. The Fed also announced several other measures designed to support market liquidity and the flow of credit.

On the fiscal side, in March the U.S. government passed the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, a $2.3 trillion stimulus package. This relief package was intended to soften the severity of an economic contraction in the U.S. and included grants to small businesses, financial support for American workers, and government backing for the credit facilities implemented by the Fed.

Markets reacted quickly to the stimulus in the second quarter, as investors began to price in a recovery for an economy that had previously been on solid footing before the pandemic began. Equities rebounded swiftly, interest rates remained at or near their all-time lows and credit spreads recovered substantially. Thanks in part to the government stimulus programs, economic activity was revived quickly.

As we ended the 12-month period ended October 31, 2020, concerns about a lack of a fiscal aid package before the November elections, worries about another wave of COVID-19 cases and uncertainty about the U.S. election weighed on markets.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Core Bond (Class I2) returned 6.21%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 6.19%.

STRATEGY REVIEW

Over the 12-month period ended October 31, 2020, the Treasury curve steepened, as short-end yields moved lower than yields on the long end. The 2-year yield fell by 138 bps to 0.15%, the 10-year yield decreased 83 bps to 0.86%, and the 30-year yield decreased by 55 bps to 1.65%. The spread between the 2- and 10- year Treasury rose by 55 bps to finish the period at 71 bps. The Fund held a longer duration posture and overweight to the 10+ year portion of the curve during much of the period which was beneficial to performance as Treasury rates rallied over the course of the fiscal year.

Investment grade corporate credit was among the best performing sectors during the period, yet it was the largest detractor to returns, due to an underweight allocation and weak security selection. The option-adjusted spread (“OAS”) of the Bloomberg Barclays Corporate index ended the period at 133 bps, which was 16 bps wider than the start of the fiscal year. Financials were the best sub-sector within the corporate bond market, while industrials were the weakest. Non-corporate credit sectors also underperformed duration-equivalent Treasuries in the period.

An overweight allocation to Asset-Backed Securities (“ABS”) was a contributor to performance. The sector rebounded with markets and posted positive returns, driven by strong market technicals. The Fund’s agency mortgage allocation detracted during the period. The Fund’s bias for specified pools, agency collateralized mortgage obligations (“CMOs”), and agency multi-family CMBS was the primary driver of returns during the period, however, they underperformed the benchmark.

Richard Figuly

Justin Rucker

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	31.1%
Corporate Debt Securities	30.2
U.S. Government Obligations	19.0
Asset-Backed Securities	11.6
Other Investment Company	5.1
Mortgage-Backed Securities	4.7
Repurchase Agreement	1.6
Municipal Government Obligations	0.8
Foreign Government Obligations	0.6
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.90
Duration †	5.92

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.1%
AAA	5.3
AA	3.8
A	10.6
BBB	20.5
BB	0.2
B	0.0 *
CCC and Below	0.1
Not Rated	14.1
Net Other Assets (Liabilities)	(4.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	6.21%	4.09%	3.68%	07/01/2009
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 11.6%
ABFC Trust Series 2005-AQ1, Class A4, 4.63% (A), 01/25/2034	$60,018	$60,915
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 0.95% (A), 12/26/2044 (B)	425,653	419,821
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	1,983,253	2,124,660
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	200,000	224,872
Series 2014-SFR3, Class D,
5.04%, 12/17/2036 (B)	270,000	296,234
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	725,000	813,207
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	899,543	958,746
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,800,000	1,903,787
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	825,000	907,380
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (B)	1,155,000	1,282,172
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (B)	400,000	408,823
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class C,
2.71%, 08/18/2022	176,766	178,127
Series 2017-1, Class D,
3.13%, 01/18/2023	489,000	501,703
B2R Mortgage Trust Series 2016-1, Class A, 2.57%, 06/15/2049 (B)	697,328	697,752
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (B)	653,662	659,557
Series 2018-2, Class A,
4.45%, 06/15/2033 (B)	1,111,184	1,120,560
Series 2019-1, Class A,
4.21%, 07/15/2034 (B)	2,143,268	2,161,554
Series 2020-1A, Class A,
2.98%, 11/15/2035 (B)	600,000	603,700
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D)	1,846,079	1,842,040
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (B)	66,629	66,718
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (B)	2,770,000	2,846,770
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 0.71% (A), 02/25/2033	413,737	388,948

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Chase Funding Trust (continued)
Series 2003-6, Class 1A5,
5.00% (A), 11/25/2034	$ 160,239	$ 168,054
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	402,037	402,707
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.16% (A), 06/25/2040 (B)	197,854	16,540
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (B)	1,300,000	1,383,075
Series 2019-3, Class A,
2.71%, 10/15/2052 (B)	1,316,568	1,388,417
CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 08/16/2021 (B)	62,567	62,734
Credit Acceptance Auto Loan Trust
Series 2017-2A, Class C,
3.35%, 06/15/2026 (B)	272,000	272,254
Series 2018-1A, Class A,
3.01%, 02/16/2027 (B)	191,936	192,515
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (B)	330,972	335,605
Series 2018-1, Class A,
3.70%, 01/21/2031 (B)	632,457	655,599
Drive Auto Receivables Trust
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	615,179	624,955
Series 2017-1, Class D,
3.84%, 03/15/2023	928,383	941,805
Series 2017-3, Class D,
3.53%, 12/15/2023 (B)	2,289,653	2,324,863
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	399,157	403,093
Series 2018-3, Class C,
3.72%, 09/16/2024	622,948	627,574
Series 2019-1, Class D,
4.09%, 06/15/2026	645,000	676,140
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022	1,100,000	1,101,100
DT Auto Owner Trust
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	76,375	76,558
Series 2017-3A, Class D,
3.58%, 05/15/2023 (B)	224,893	226,454
Series 2018-1A, Class C,
3.47%, 12/15/2023 (B)	77,521	77,626
Series 2018-1A, Class D,
3.81%, 12/15/2023 (B)	681,000	691,867
Series 2019-4A, Class C,
2.73%, 07/15/2025 (B)	1,819,000	1,868,308
Exeter Automobile Receivables Trust Series 2017-1A, Class C, 3.95%, 12/15/2022 (B)	125,241	126,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust
Series 2017-2A, Class B,
2.65%, 11/15/2022 (B)	$ 242,564	$ 243,009
Series 2017-2A, Class C,
3.00%, 08/15/2023 (B)	1,500,000	1,517,417
FirstKey Homes Trust Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (B)	2,000,000	1,993,175
Flagship Credit Auto Trust
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	505,455	511,199
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	219,465	220,257
Series 2018-3, Class C,
3.79%, 12/16/2024 (B)	2,029,000	2,094,036
Series 2019-4, Class D,
3.12%, 01/15/2026 (B)	2,200,000	2,291,522
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 2.98% (A), 11/16/2035 (B)	3,195,000	2,985,599
Foundation Finance Trust
Series 2019-1A, Class A,
3.86%, 11/15/2034 (B)	605,981	624,809
Series 2020-1A, Class A,
3.54%, 07/16/2040 (B)	1,637,455	1,694,638
FREED ABS Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (B)	13,577	13,583
Series 2018-2, Class A,
3.99%, 10/20/2025 (B)	172,764	173,511
Series 2019-2, Class A,
2.62%, 11/18/2026 (B)	472,968	474,993
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024	935,798	692,490
GLS Auto Receivables Trust Series 2016-1A, Class C, 6.90%, 10/15/2021 (B)	32,661	32,690
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	43,981	44,204
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (B)	209,014	206,063
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (C) (D) (E)	1,447,197	1,458,850
Series 2017-1A, Class A,
3.74%, 10/15/2052 (B)	204,859	215,572
Series 2017-2A, Class A,
3.26%, 10/15/2053 (B)	1,034,298	1,075,089
Series 2019-2A, Class A,
2.76%, 10/15/2054 (B)	1,240,861	1,267,272
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (B)	226,684	230,783
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (B)	627,674	672,096

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hero Funding Trust (continued)
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (B)	$ 836,887	$ 873,867
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	176,764	180,714
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.83% (A), 08/25/2038 (B)	1,072,063	22,331
Series 2014-2, Class A,
2.98% (A), 04/25/2040 (B)	200,532	16,811
Lendingpoint Asset Securitization Trust Series 2019-2, Class A, 3.07%, 11/10/2025 (B)	500,588	501,776
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (B)	501,965	504,656
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (B) (C) (D) (E)	688,327	694,240
Mariner Finance Issuance Trust Series 2019-AA, Class B, 3.51%, 07/20/2032 (B)	1,335,000	1,342,057
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (B)	2,329,000	2,366,760
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (B)	1,251,000	1,252,841
Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/08/2024 (B)	3,554,000	3,611,394
Progress Residential Trust
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (B)	3,000,000	3,042,989
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (B)	1,284,000	1,314,340
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	269,413	278,499
SART Series 2018-1, 4.75%, 06/15/2025	1,688,239	1,705,122
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D) (E)	1,400,000	1,400,000
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2,
3.45%, 02/25/2032	43,298	41,737
Series 2004-6XS, Class A5A,
6.03% (A), 03/25/2034	82,532	84,063
Series 2004-6XS, Class A5B,
6.05% (A), 03/25/2034	82,532	84,060
Synchrony Card Funding LLC Series 2019-A1, Class A, 2.95%, 03/15/2025	3,013,000	3,111,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	$ 1,580,000	$ 1,621,945
Tricolor Auto Securitization Trust
Series 2018-1A, Class A,
5.05%, 12/15/2020 (B)	53,932	53,874
Series 2020-1A, Class A,
4.88%, 11/15/2026 (B) (C) (D)	1,929,407	1,929,407
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (B)	622,869	623,247
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (B)	457,694	469,108
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A,
3.18% (A), 10/25/2049 (B)	623,944	624,924
Series 2019-NPL8, Class A1A,
3.28% (A), 11/25/2049 (B)	1,183,894	1,186,155
Series 2020-NPL2, Class A1A,
2.98% (A), 02/25/2050 (B)	1,306,533	1,307,522
Verizon Owner Trust
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (B)	95,054	95,153
Series 2018-1A, Class A1A,
2.82%, 09/20/2022 (B)	1,316,035	1,325,822
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	1,649,707	1,619,877
VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09% (A), 10/25/2049 (B)	2,300,000	2,270,347
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (A), 11/26/2049 (B)	1,274,838	1,276,471
VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23% (A), 01/25/2050 (B)	1,144,684	1,147,086
VOLT LXXXVII LLC Series 2020-NPL3, Class A1A, 2.98% (A), 02/25/2050 (B)	1,320,835	1,321,102
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (B)	471,125	489,852
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (B)	150,999	151,474
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	1,385,000	1,432,331

Total Asset-Backed Securities (Cost $96,072,647)		97,220,310

CORPORATE DEBT SECURITIES - 30.2%
Aerospace & Defense - 0.8%
Airbus SE
3.15%, 04/10/2027 (B) (F)	327,000	347,857
3.95%, 04/10/2047 (B)	150,000	165,169

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
BAE Systems PLC
1.90%, 02/15/2031 (B)	$ 201,000	$ 199,808
3.00%, 09/15/2050 (B)	239,000	240,843
Boeing Co.
1.95%, 02/01/2024	600,000	597,708
2.75%, 02/01/2026	580,000	579,781
4.51%, 05/01/2023	1,060,000	1,122,917
4.88%, 05/01/2025	290,000	315,358
5.15%, 05/01/2030	450,000	497,309
L3 Harris Technologies, Inc. 3.83%, 04/27/2025	400,000	445,759
Lockheed Martin Corp. 4.50%, 05/15/2036	300,000	383,506
Northrop Grumman Corp. 3.20%, 02/01/2027	268,000	298,019
Precision Castparts Corp. 4.20%, 06/15/2035	150,000	187,698
Raytheon Technologies Corp.
3.20%, 03/15/2024 (B)	140,000	150,116
3.75%, 11/01/2046	285,000	326,298
4.15%, 05/15/2045	148,000	176,632
4.50%, 06/01/2042	542,000	679,424
6.70%, 08/01/2028	260,000	347,897

		7,062,099

Airlines - 0.8%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (B)	614,856	577,995
3.55%, 07/15/2031 (B)	363,528	301,341
3.60%, 09/15/2028 (B)	460,348	433,399
4.13%, 11/15/2026 (B)	478,851	438,446
American Airlines Pass-Through Trust
3.00%, 04/15/2030	826,788	765,876
3.65%, 08/15/2030	697,808	658,260
3.70%, 04/01/2028	135,410	106,983
British Airways Pass-Through Trust
3.30%, 06/15/2034 (B)	432,601	402,420
4.13%, 03/20/2033 (B)	469,654	384,455
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	165,833	160,051
5.98%, 10/19/2023	155,633	151,712
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	80,633	81,834
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	239,432	225,609
United Airlines Pass-Through Trust
2.88%, 04/07/2030	504,848	477,144
3.50%, 09/01/2031	620,331	592,613
3.65%, 07/07/2027	180,752	145,025
4.15%, 02/25/2033	584,352	577,383
4.55%, 02/25/2033	519,834	440,021

		6,920,567

Automobiles - 0.0% (G)
Kia Motors Corp. 2.63%, 04/21/2021 (B)	200,000	201,594

Banks - 5.4%
ABN AMRO Bank NV 4.75%, 07/28/2025 (B)	600,000	677,514

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 700,000	$ 760,658
ASB Bank, Ltd. 3.13%, 05/23/2024 (B)	550,000	590,267
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B)	200,000	227,652
Banco Nacional de Panama 2.50%, 08/11/2030 (B)	300,000	298,062
Banco Santander SA
2.75%, 05/28/2025	600,000	632,558
3.13%, 02/23/2023	200,000	209,735
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (A), 02/13/2031, MTN	1,345,000	1,392,078
Fixed until 06/19/2040, 2.68% (A), 06/19/2041, MTN	1,172,000	1,183,298
3.25%, 10/21/2027, MTN	398,000	439,037
Fixed until 01/23/2025, 3.37% (A), 01/23/2026	200,000	218,191
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	306,000	339,942
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	1,300,000	1,460,796
Fixed until 03/05/2028, 3.97% (A), 03/05/2029, MTN	1,300,000	1,493,163
Bank of Montreal Fixed until 12/15/2027, 3.80% (A), 12/15/2032	223,000	247,010
Barclays PLC
Fixed until 06/24/2030, 2.65% (A), 06/24/2031	940,000	943,418
3.65%, 03/16/2025	223,000	241,535
3.68%, 01/10/2023	300,000	309,915
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	600,000	628,459
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (A), 06/09/2026 (B)	230,000	237,840
Fixed until 01/13/2030, 3.05% (A), 01/13/2031 (B)	585,000	620,026
BPCE SA
Fixed until 10/06/2025, 1.65% (A), 10/06/2026 (B)	309,000	310,982
4.63%, 07/11/2024 (B)	600,000	661,294
Citigroup, Inc.
Fixed until 04/08/2025, 3.11% (A), 04/08/2026	1,000,000	1,076,492
Fixed until 04/24/2024, 3.35% (A), 04/24/2025	175,000	189,035
3.40%, 05/01/2026	400,000	444,677
Fixed until 03/20/2029, 3.98% (A), 03/20/2030	850,000	975,057
Citizens Bank NA 3.70%, 03/29/2023	475,000	509,464
Commonwealth Bank of Australia
2.85%, 05/18/2026 (B) (F)	410,000	450,455
4.50%, 12/09/2025 (B)	200,000	225,515

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Rabobank UA 5.80%, 09/30/2110 (B)	$ 300,000	$ 466,643
Credit Agricole SA
Fixed until 06/16/2025, 1.91% (A), 06/16/2026 (B)	360,000	368,772
4.38%, 03/17/2025 (B)	200,000	221,292
Danske Bank A/S Fixed until 12/08/2022, 1.17% (A), 12/08/2023 (B)	996,000	997,475
Discover Bank 4.20%, 08/08/2023	550,000	602,753
Fifth Third Bank NA 3.85%, 03/15/2026	200,000	226,038
HSBC Holdings PLC
Fixed until 09/22/2027, 2.01% (A), 09/22/2028	705,000	701,110
Fixed until 08/18/2030, 2.36% (A), 08/18/2031	580,000	575,973
Fixed until 11/22/2022, 3.03% (A), 11/22/2023	447,000	467,863
Fixed until 05/18/2023, 3.95% (A), 05/18/2024	1,007,000	1,082,921
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	695,000	776,268
4.25%, 03/14/2024	500,000	542,002
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	400,000	405,606
ING Groep NV Fixed until 07/01/2025, 1.40% (A), 07/01/2026 (B)	410,000	413,232
KeyBank NA 3.18%, 10/15/2027	250,000	259,883
KeyCorp 4.15%, 10/29/2025, MTN	235,000	270,121
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (A), 11/07/2023	200,000	208,030
4.38%, 03/22/2028	339,000	393,260
4.58%, 12/10/2025	200,000	221,456
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030	700,000	707,638
2.53%, 09/13/2023	200,000	210,696
3.41%, 03/07/2024	670,000	725,296
3.75%, 07/18/2039	430,000	493,473
Mizuho Financial Group, Inc.
Fixed until 05/25/2025, 2.23% (A), 05/25/2026	680,000	706,062
Fixed until 09/13/2029, 2.87% (A), 09/13/2030	402,000	427,590
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (A), 08/02/2034 (B)	590,000	647,398
Natwest Group PLC
Fixed until 11/01/2024, 3.75% (A), 11/01/2029	554,000	575,496
3.88%, 09/12/2023	350,000	377,808

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Natwest Group PLC (continued)
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	$ 255,000	$ 279,291
Fixed until 05/08/2029, 4.45% (A), 05/08/2030	570,000	657,630
NatWest Markets PLC 3.63%, 09/29/2022 (B)	515,000	542,033
Nordea Bank Abp 4.25%, 09/21/2022 (B)	384,000	409,033
Santander UK Group Holdings PLC 3.57%, 01/10/2023	360,000	371,186
Societe Generale SA
2.63%, 10/16/2024 (B)	200,000	208,018
3.00%, 01/22/2030 (B)	941,000	971,662
3.88%, 03/28/2024 (B)	540,000	582,754
4.25%, 04/14/2025 (B)	270,000	291,093
Standard Chartered PLC
Fixed until 09/10/2021, 2.74% (A), 09/10/2022 (B)	1,000,000	1,015,125
Fixed until 05/21/2029, 4.31% (A), 05/21/2030 (B) (F)	200,000	226,178
Fixed until 03/15/2028, 4.87% (A), 03/15/2033 (B)	300,000	326,020
Sumitomo Mitsui Financial Group, Inc. 3.04%, 07/16/2029	1,240,000	1,347,405
Truist Bank 3.30%, 05/15/2026	215,000	239,307
Truist Financial Corp. 1.95%, 06/05/2030, MTN (F)	300,000	309,150
Wells Fargo & Co.
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	810,000	882,244
3.30%, 09/09/2024, MTN	1,300,000	1,412,667
3.55%, 09/29/2025, MTN	400,000	445,224
3.75%, 01/24/2024, MTN	395,000	428,798
4.10%, 06/03/2026, MTN	121,000	136,866
4.30%, 07/22/2027, MTN	246,000	282,373
4.40%, 06/14/2046, MTN	165,000	194,233
4.65%, 11/04/2044, MTN	184,000	223,061
4.75%, 12/07/2046, MTN	419,000	515,617
4.90%, 11/17/2045, MTN	202,000	254,129
Westpac Banking Corp. 4.42%, 07/24/2039 (F)	335,000	405,487

		45,022,864

Beverages - 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	1,044,000	1,282,725
4.90%, 02/01/2046	170,000	207,933
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	154,000	183,747
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	480,000	565,283
4.44%, 10/06/2048	520,000	604,653
4.50%, 06/01/2050	630,000	744,211
4.60%, 06/01/2060	225,000	268,876

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	$ 280,000	$ 280,196
2.75%, 01/22/2030	435,000	466,388
Constellation Brands, Inc.
4.40%, 11/15/2025	185,000	213,862
5.25%, 11/15/2048	110,000	147,538
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	550,000	573,304
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	120,000	133,934
4.42%, 05/25/2025	112,000	128,587
4.99%, 05/25/2038	162,000	207,710

		6,008,947

Biotechnology - 0.7%
AbbVie, Inc.
2.80%, 03/15/2023 (B)	162,000	169,116
3.20%, 11/21/2029 (B)	438,000	479,226
4.05%, 11/21/2039 (B)	1,420,000	1,628,389
4.40%, 11/06/2042	425,000	508,195
4.45%, 05/14/2046	165,000	196,780
4.55%, 03/15/2035 (B)	300,000	363,898
Biogen, Inc.
2.25%, 05/01/2030	572,000	576,401
3.15%, 05/01/2050	160,000	154,834
Gilead Sciences, Inc. 2.60%, 10/01/2040	545,000	528,370
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	920,000	886,856

		5,492,065

Building Products - 0.1%
Masco Corp.
2.00%, 10/01/2030	160,000	159,850
6.50%, 08/15/2032	410,000	520,148

		679,998

Capital Markets - 1.8%
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	250,000	258,379
Fixed until 01/12/2028, 3.87% (A), 01/12/2029 (B)	250,000	278,248
4.28%, 01/09/2028 (B)	400,000	452,750
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	950,000	1,051,141
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	244,000	251,897
Deutsche Bank AG
3.30%, 11/16/2022	200,000	207,548
3.70%, 05/30/2024	700,000	740,622
Goldman Sachs Group, Inc.
Fixed until 07/24/2022, 2.91% (A), 07/24/2023	300,000	311,563
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	725,000	787,084
3.50%, 01/23/2025 - 11/16/2026	362,000	398,292

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (continued)
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	$ 907,000	$ 1,022,699
Fixed until 04/23/2038, 4.41% (A), 04/23/2039	450,000	548,553
6.75%, 10/01/2037	200,000	291,394
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (A), 11/28/2028 (B)	495,000	539,085
Fixed until 01/15/2029, 5.03% (A), 01/15/2030 (B)	600,000	710,642
Morgan Stanley
Fixed until 04/28/2025, 2.19% (A), 04/28/2026	450,000	471,340
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	1,067,000	1,200,363
3.63%, 01/20/2027	457,000	519,096
Fixed until 01/24/2028, 3.77% (A), 01/24/2029, MTN	278,000	316,698
3.88%, 01/27/2026, MTN	1,279,000	1,453,747
4.10%, 05/22/2023, MTN	150,000	162,376
4.30%, 01/27/2045	280,000	361,974
5.00%, 11/24/2025	497,000	585,803
Nomura Holdings, Inc.
2.65%, 01/16/2025	603,000	635,544
2.68%, 07/16/2030	370,000	378,005
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (A), 05/08/2032	343,000	372,138
UBS Group AG
Fixed until 08/15/2022, 2.86% (A), 08/15/2023 (B)	200,000	207,214
Fixed until 08/13/2029, 3.13% (A), 08/13/2030 (B)	320,000	351,484
3.49%, 05/23/2023 (B)	400,000	416,822
4.13%, 09/24/2025 (B)	200,000	227,334

		15,509,835

Chemicals - 0.3%
Albemarle Corp. 5.45%, 12/01/2044	200,000	227,665
DuPont de Nemours, Inc. 5.32%, 11/15/2038	145,000	187,728
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	158,000	185,955
5.00%, 09/26/2048	187,000	232,723
LYB International Finance III LLC 1.25%, 10/01/2025	130,000	130,331
Nutrien, Ltd.
4.13%, 03/15/2035	450,000	519,117
5.00%, 04/01/2049	140,000	183,254
Sherwin-Williams Co. 3.13%, 06/01/2024	136,000	147,276
Union Carbide Corp. 7.75%, 10/01/2096	210,000	291,703

		2,105,752

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	$ 175,000	$ 180,251
5.63%, 03/15/2042 (B)	141,000	185,455
Republic Services, Inc. 1.45%, 02/15/2031	460,000	448,636

		814,342

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	640,000	667,993

Construction Materials - 0.1%
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	247,957
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	276,000	304,365

		552,322

Consumer Finance - 0.2%
BMW US Capital LLC 2.25%, 09/15/2023 (B)	330,000	343,889
Capital One Financial Corp.
3.20%, 02/05/2025	123,000	132,746
3.75%, 07/28/2026	200,000	219,594
4.20%, 10/29/2025	150,000	166,802
Daimler Finance North America LLC 3.35%, 02/22/2023 (B)	300,000	316,428
Hyundai Capital America 3.00%, 03/18/2021 (B)	250,000	251,897

		1,431,356

Containers & Packaging - 0.1%
International Paper Co. 8.70%, 06/15/2038	120,000	183,736
WRKCo, Inc.
3.00%, 09/15/2024	350,000	375,870
3.75%, 03/15/2025	300,000	333,799

		893,405

Diversified Consumer Services - 0.3%
Emory University 2.14%, 09/01/2030	550,000	567,857
Ford Foundation 2.82%, 06/01/2070	190,000	186,125
Pepperdine University 3.30%, 12/01/2059	310,000	325,543
SART 4.75%, 07/15/2024	1,509,783	1,509,783
University of Southern California 3.23%, 10/01/2120	310,000	303,452

		2,892,760

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.88%, 08/14/2024	345,000	338,123
3.15%, 02/15/2024	600,000	594,788
3.30%, 01/23/2023	157,000	158,356
4.13%, 07/03/2023	250,000	256,879
4.45%, 12/16/2021	310,000	316,432
4.50%, 09/15/2023	1,225,000	1,272,170
6.50%, 07/15/2025	190,000	209,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Aviation Capital Group LLC
2.88%, 01/20/2022 (B)	$ 300,000	$ 299,519
5.50%, 12/15/2024 (B)	558,000	580,989
Blackstone / GSO Secured Lending Fund 3.65%, 07/14/2023 (B)	415,000	418,952
Brookfield Finance, Inc.
3.90%, 01/25/2028	211,000	235,622
4.70%, 09/20/2047	242,000	281,121
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	480,000	525,021
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,400,000	1,513,866
Jefferies Group LLC
6.25%, 01/15/2036	260,000	327,381
6.45%, 06/08/2027	133,000	165,133
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	294,000	302,854
ORIX Corp. 2.90%, 07/18/2022	201,000	208,260

		8,004,799

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
1.65%, 02/01/2028	555,000	550,158
2.25%, 02/01/2032	940,000	921,455
2.30%, 06/01/2027	600,000	624,900
3.10%, 02/01/2043	1,340,000	1,280,699
3.50%, 06/01/2041	972,000	985,190
Deutsche Telekom AG 3.63%, 01/21/2050 (B)	464,000	512,311
Deutsche Telekom International Finance BV 3.60%, 01/19/2027 (B)	180,000	201,193
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (B)	81,000	86,837
Verizon Communications, Inc.
4.27%, 01/15/2036	400,000	488,939
4.67%, 03/15/2055	385,000	513,512
4.86%, 08/21/2046	447,000	594,025

		6,759,219

Electric Utilities - 1.7%
AEP Texas, Inc. 6.65%, 02/15/2033	100,000	137,295
AEP Transmission Co. LLC 3.15%, 09/15/2049	165,000	178,239
Alabama Power Co. 5.60%, 03/15/2033	160,000	207,078
Appalachian Power Co.
6.38%, 04/01/2036	200,000	272,551
6.70%, 08/15/2037	200,000	277,327
Arizona Public Service Co. 5.05%, 09/01/2041	303,000	396,263
Baltimore Gas & Electric Co.
2.90%, 06/15/2050	240,000	244,486
3.50%, 08/15/2046	188,000	210,674
Comision Federal de Electricidad 4.88%, 05/26/2021 (B)	261,000	266,220

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Carolinas LLC
6.00%, 12/01/2028	$ 500,000	$ 645,540
6.45%, 10/15/2032	100,000	141,493
Duke Energy Indiana LLC 3.75%, 05/15/2046	200,000	230,441
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (B)	460,000	494,814
Edison International 5.75%, 06/15/2027 (F)	350,000	397,358
EDP Finance BV 3.63%, 07/15/2024 (B)	300,000	326,560
Emera US Finance, LP 4.75%, 06/15/2046	350,000	423,211
Enel Finance International NV
3.50%, 04/06/2028 (B)	265,000	293,313
3.63%, 05/25/2027 (B)	270,000	299,982
4.63%, 09/14/2025 (B)	200,000	230,724
Entergy Louisiana LLC 3.05%, 06/01/2031	189,000	212,641
Evergy Metro, Inc. 5.30%, 10/01/2041	500,000	664,865
FirstEnergy Corp.
2.65%, 03/01/2030	700,000	681,933
4.85%, 07/15/2047	105,000	114,149
Florida Power & Light Co.
5.13%, 06/01/2041	112,000	153,015
5.40%, 09/01/2035	100,000	142,019
Fortis, Inc. 3.06%, 10/04/2026	620,000	676,967
ITC Holdings Corp. 2.95%, 05/14/2030 (B)	230,000	246,406
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	201,000	237,583
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	195,000	215,002
Nevada Power Co. 5.38%, 09/15/2040	52,000	68,919
New England Power Co. 3.80%, 12/05/2047 (B)	140,000	160,156
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	151,000	168,145
Northern States Power Co. 6.20%, 07/01/2037	89,000	135,387
NRG Energy, Inc. 4.45%, 06/15/2029 (B)	375,000	413,525
Ohio Edison Co. 6.88%, 07/15/2036	150,000	205,109
Pacific Gas & Electric Co. 1.75%, 06/16/2022	2,310,000	2,310,216
Public Service Electric & Gas Co. 3.65%, 09/01/2042, MTN	138,000	159,808
Southern California Edison Co.
4.05%, 03/15/2042	300,000	318,341
5.50%, 03/15/2040	130,000	161,973
Southern Power Co. 5.15%, 09/15/2041	260,000	303,690
Three Gorges Finance I Cayman Islands, Ltd. 3.15%, 06/02/2026 (B)	200,000	215,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Toledo Edison Co. 6.15%, 05/15/2037	$ 200,000	$ 278,264
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	140,035
Wisconsin Electric Power Co. 3.65%, 12/15/2042 (F)	144,000	156,357
Xcel Energy, Inc. 4.80%, 09/15/2041	116,000	143,599

		14,357,661

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	584,605

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	175,000	188,237
3.50%, 04/01/2022	100,000	103,105
3.88%, 01/12/2028	133,000	147,918
Corning, Inc. 5.35%, 11/15/2048	230,000	310,153

		749,413

Energy Equipment & Services - 0.2%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	217,234
Baker Hughes Holdings LLC 5.13%, 09/15/2040	200,000	236,488
Halliburton Co. 7.60%, 08/15/2096 (B)	160,000	168,799
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	170,000	181,793
Schlumberger Investment SA 2.65%, 06/26/2030	400,000	402,608
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (B)	462,000	475,452
3.50%, 01/15/2028 (B)	60,000	64,746

		1,747,120

Entertainment - 0.1%
Walt Disney Co.
7.70%, 10/30/2025	300,000	393,429
8.88%, 04/26/2023	200,000	238,925

		632,354

Equity Real Estate Investment Trusts - 1.5%
Alexandria Real Estate Equities, Inc. 4.00%, 02/01/2050	419,000	493,134
American Tower Corp.
1.88%, 10/15/2030	490,000	483,244
2.10%, 06/15/2030	320,000	321,432
3.38%, 10/15/2026	281,000	310,671
5.00%, 02/15/2024	139,000	157,133
Boston Properties, LP
3.20%, 01/15/2025	228,000	247,297
3.65%, 02/01/2026	408,000	455,017
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	400,000	429,629

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International Corp.
2.25%, 01/15/2031	$ 635,000	$ 638,168
5.25%, 01/15/2023	200,000	219,413
Digital Realty Trust, LP 3.70%, 08/15/2027	154,000	173,375
Duke Realty, LP 3.63%, 04/15/2023	168,000	177,974
Equinix, Inc. 1.55%, 03/15/2028	510,000	508,692
Essex Portfolio, LP 2.65%, 03/15/2032	400,000	415,227
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	353,000	376,309
Healthcare Trust of America Holdings, LP 2.00%, 03/15/2031	280,000	270,549
Healthpeak Properties, Inc.
3.50%, 07/15/2029	447,000	495,764
3.88%, 08/15/2024	337,000	370,698
Kimco Realty Corp. 2.70%, 10/01/2030	650,000	658,057
Life Storage, LP 4.00%, 06/15/2029	522,000	591,377
National Retail Properties, Inc.
3.50%, 10/15/2027	150,000	160,283
3.60%, 12/15/2026	218,000	237,151
Office Properties Income Trust 4.00%, 07/15/2022	416,000	419,631
Prologis, LP 3.25%, 10/01/2026	107,000	119,768
Realty Income Corp.
3.25%, 01/15/2031	285,000	311,748
3.88%, 04/15/2025	290,000	326,103
4.65%, 03/15/2047	113,000	144,107
Regency Centers, LP 2.95%, 09/15/2029	420,000	433,657
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B)	500,000	528,767
UDR, Inc.
2.10%, 08/01/2032, MTN	330,000	325,251
3.20%, 01/15/2030, MTN	500,000	546,591
Ventas Realty, LP
3.75%, 05/01/2024	300,000	323,029
3.85%, 04/01/2027	203,000	220,881
Welltower, Inc.
3.10%, 01/15/2030	330,000	347,781
4.25%, 04/01/2026	250,000	286,945

		12,524,853

Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. 3.80%, 01/25/2050 (B)	445,000	483,062
CK Hutchison International 16, Ltd.
1.88%, 10/03/2021 (B)	241,000	243,254
2.75%, 10/03/2026 (B)	350,000	376,476
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (B) (F)	285,000	319,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
CVS Pass-Through Trust
4.70%, 01/10/2036 (B)	$ 476,336	$ 527,245
5.77%, 01/10/2033 (B)	140,702	160,654
5.93%, 01/10/2034 (B)	497,695	578,823
Kroger Co. 8.00%, 09/15/2029	175,000	250,742

		2,940,255

Food Products - 0.3%
Campbell Soup Co. 3.13%, 04/24/2050	188,000	188,153
Cargill, Inc. 2.13%, 04/23/2030 (B)	712,000	742,161
Conagra Brands, Inc. 5.30%, 11/01/2038	130,000	167,964
General Mills, Inc. 4.00%, 04/17/2025	305,000	344,256
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	288,000	331,916
Smithfield Foods, Inc. 3.00%, 10/15/2030 (B)	700,000	713,181
Tyson Foods, Inc. 4.88%, 08/15/2034	100,000	129,020

		2,616,651

Gas Utilities - 0.2%
Atmos Energy Corp. 4.13%, 03/15/2049	570,000	712,196
Boston Gas Co. 4.49%, 02/15/2042 (B)	330,000	405,113
Southern Co. Gas Capital Corp.
3.25%, 06/15/2026	85,000	93,666
5.88%, 03/15/2041	109,000	149,530

		1,360,505

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 4.00%, 03/01/2029	998,000	1,153,566
DH Europe Finance II SARL 3.25%, 11/15/2039	134,000	149,082
Zimmer Biomet Holdings, Inc. 3.70%, 03/19/2023	136,000	145,177

		1,447,825

Health Care Providers & Services - 1.5%
Advocate Health & Hospitals Corp. 2.21%, 06/15/2030	310,000	316,904
Aetna, Inc.
4.50%, 05/15/2042	153,000	181,651
6.75%, 12/15/2037	305,000	449,871
Anthem, Inc.
4.10%, 03/01/2028	425,000	489,825
4.38%, 12/01/2047	110,000	136,102
Bon Secours Mercy Health, Inc.
3.21%, 06/01/2050	345,000	347,856
3.46%, 06/01/2030	650,000	725,209
Children’s Hospital 2.93%, 07/15/2050	340,000	315,475
Children’s Hospital Corp. 2.59%, 02/01/2050	300,000	279,590

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Cigna Corp. 4.50%, 02/25/2026	$ 367,000	$ 426,827
CommonSpirit Health
1.55%, 10/01/2025	240,000	240,632
2.78%, 10/01/2030	240,000	239,594
Cottage Health Obligated Group 3.30%, 11/01/2049	360,000	380,339
CVS Health Corp. 5.05%, 03/25/2048	1,125,000	1,426,817
Hartford HealthCare Corp. 3.45%, 07/01/2054	780,000	749,188
HCA, Inc.
5.13%, 06/15/2039	420,000	511,247
5.25%, 06/15/2026	500,000	582,368
Mayo Clinic 4.13%, 11/15/2052	198,000	247,489
Memorial Health Services 3.45%, 11/01/2049	720,000	725,761
NYU Langone Hospitals 3.38%, 07/01/2055	300,000	292,803
Partners Healthcare System, Inc. 3.34%, 07/01/2060	1,261,000	1,331,977
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	168,000	182,845
Rush Obligated Group 3.92%, 11/15/2029	607,000	692,868
Texas Health Resources 4.33%, 11/15/2055	175,000	216,553
UnitedHealth Group, Inc. 4.63%, 07/15/2035	234,000	307,029
Universal Health Services, Inc. 2.65%, 10/15/2030 (B)	320,000	318,986
Yale-New Haven Health Services Corp. 2.50%, 07/01/2050	390,000	371,693

		12,487,499

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp. 4.70%, 12/09/2035, MTN	465,000	593,688
Starbucks Corp. 2.55%, 11/15/2030	390,000	411,500

		1,005,188

Industrial Conglomerates - 0.0% (G)
Roper Technologies, Inc. 2.00%, 06/30/2030	280,000	284,619

Insurance - 1.4%
AIA Group, Ltd.
3.20%, 09/16/2040 (B) (F)	200,000	205,706
3.60%, 04/09/2029 (B)	200,000	223,582
3.90%, 04/06/2028 (B)	335,000	377,426
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	400,000	597,498
Assurant, Inc. 4.20%, 09/27/2023	425,000	459,912
Athene Global Funding 2.95%, 11/12/2026 (B)	1,340,000	1,408,963

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	$ 268,000	$ 341,070
Brown & Brown, Inc. 2.38%, 03/15/2031	820,000	823,596
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (B)	421,000	456,785
Hanover Insurance Group, Inc. 2.50%, 09/01/2030	250,000	254,969
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	360,000	424,723
Intact US Holdings, Inc. 4.60%, 11/09/2022 (F)	500,000	530,212
Jackson National Life Global Funding 3.05%, 04/29/2026 (B)	303,000	333,184
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (B)	300,000	332,275
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (B)	200,000	248,935
Lincoln National Corp. 4.00%, 09/01/2023	300,000	327,466
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	350,000	377,725
MassMutual Global Funding II 2.75%, 06/22/2024 (B)	400,000	428,903
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (B)	350,000	386,299
New York Life Global Funding 2.35%, 07/14/2026 (B)	226,000	242,403
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	330,000	406,886
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	198,000	209,880
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (A) (F)	245,000	245,000
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,162,827
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (A), 09/14/2077 (B) (F)	250,000	276,250
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	260,000	304,855
Travelers Property Casualty Corp. 7.75%, 04/15/2026	200,000	262,940

		11,650,270

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.88%, 08/22/2037	500,000	613,261

IT Services - 0.5%
DXC Technology Co. 4.25%, 04/15/2024	172,000	185,104

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Fiserv, Inc.
3.20%, 07/01/2026	$ 230,000	$ 254,649
4.40%, 07/01/2049	220,000	272,448
Global Payments, Inc. 4.15%, 08/15/2049	460,000	533,031
International Business Machines Corp.
1.70%, 05/15/2027	1,285,000	1,312,686
3.30%, 05/15/2026	930,000	1,043,432
Leidos, Inc. 2.30%, 02/15/2031 (B)	200,000	198,260
Western Union Co. 3.60%, 03/15/2022	400,000	414,387

		4,213,997

Life Sciences Tools & Services - 0.0% (G)
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	161,000	178,637
4.15%, 02/01/2024	217,000	239,054

		417,691

Machinery - 0.2%
nVent Finance SARL 4.55%, 04/15/2028	337,000	359,770
Otis Worldwide Corp. 2.57%, 02/15/2030	775,000	825,003
Xylem, Inc. 2.25%, 01/30/2031	235,000	245,758

		1,430,531

Media - 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	315,000	358,848
5.05%, 03/30/2029	400,000	477,143
6.83%, 10/23/2055	150,000	211,997
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	468,533
Comcast Corp.
3.25%, 11/01/2039	380,000	422,484
3.45%, 02/01/2050	634,000	707,702
3.95%, 10/15/2025	335,000	383,850
4.60%, 10/15/2038	415,000	528,888
4.95%, 10/15/2058	525,000	757,706
Cox Communications, Inc. 4.60%, 08/15/2047 (B)	196,000	237,745
Discovery Communications LLC 5.20%, 09/20/2047	335,000	399,049
Fox Corp. 5.58%, 01/25/2049	175,000	239,085
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	311,765
SES SA 3.60%, 04/04/2023 (B)	100,000	102,390
Time Warner Cable LLC 5.50%, 09/01/2041	400,000	480,707
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	250,000	382,180

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
ViacomCBS, Inc.
2.90%, 01/15/2027	$ 250,000	$ 270,079
4.00%, 01/15/2026	208,000	235,203
4.85%, 07/01/2042	150,000	169,155

		7,144,509

Metals & Mining - 0.5%
Anglo American Capital PLC
2.63%, 09/10/2030 (B)	391,000	391,295
3.63%, 09/11/2024 (B)	200,000	215,305
3.95%, 09/10/2050 (B) (F)	200,000	205,541
Barrick Gold Corp. 6.45%, 10/15/2035	140,000	192,354
Glencore Funding LLC
1.63%, 09/01/2025 (B)	560,000	556,595
2.50%, 09/01/2030 (B)	790,000	767,951
4.13%, 05/30/2023 (B)	234,000	250,381
Reliance Steel & Aluminum Co. 1.30%, 08/15/2025	1,190,000	1,189,652
Steel Dynamics, Inc. 3.45%, 04/15/2030	522,000	573,209

		4,342,283

Multi-Utilities - 0.3%
Delmarva Power & Light Co.
4.00%, 06/01/2042	294,000	339,554
4.15%, 05/15/2045	270,000	328,587
Dominion Energy, Inc. 5.25%, 08/01/2033	500,000	632,142
NiSource, Inc. 5.80%, 02/01/2042	600,000	780,026
San Diego Gas & Electric Co.
6.00%, 06/01/2026	320,000	394,857
6.13%, 09/15/2037	100,000	133,568

		2,608,734

Multiline Retail - 0.0% (G)
Dollar General Corp. 4.13%, 05/01/2028	280,000	325,932

Oil, Gas & Consumable Fuels - 2.6%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	386,000	432,864
Boardwalk Pipelines, LP 4.80%, 05/03/2029	250,000	267,015
BP Capital Markets America, Inc.
1.75%, 08/10/2030	490,000	477,903
2.77%, 11/10/2050	370,000	335,454
BP Capital Markets PLC 3.28%, 09/19/2027	321,000	352,434
Cameron LNG LLC 3.70%, 01/15/2039 (B)	554,000	612,430
Concho Resources, Inc. 2.40%, 02/15/2031	255,000	257,211
Diamondback Energy, Inc.
3.25%, 12/01/2026	270,000	277,060
4.75%, 05/31/2025 (F)	300,000	327,348
Ecopetrol SA 5.38%, 06/26/2026	135,000	148,670

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.
4.50%, 06/10/2044	$ 200,000	$ 221,424
Fixed until 03/01/2028, 6.25% (A), 03/01/2078	300,000	300,153
Energy Transfer Operating, LP
4.75%, 01/15/2026	618,000	662,211
6.05%, 06/01/2041	538,000	551,146
Eni SpA 5.70%, 10/01/2040 (B)	500,000	594,247
Enterprise Products Operating LLC
3.70%, 01/31/2051	290,000	286,813
3.95%, 01/31/2060	185,000	181,317
4.20%, 01/31/2050	235,000	254,098
4.45%, 02/15/2043	161,000	173,337
7.55%, 04/15/2038	161,000	227,838
EQT Corp. 3.90%, 10/01/2027	264,000	253,524
Exxon Mobil Corp.
2.99%, 03/19/2025	750,000	815,760
3.00%, 08/16/2039	515,000	525,322
4.11%, 03/01/2046	294,000	338,145
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (B)	250,000	250,752
2.60%, 10/15/2025 (B)	305,000	304,721
Kinder Morgan, Inc.
2.00%, 02/15/2031 (F)	270,000	256,459
3.25%, 08/01/2050	330,000	297,668
Magellan Midstream Partners, LP 4.20%, 12/01/2042 - 10/03/2047	378,000	383,532
Marathon Petroleum Corp. 4.50%, 05/01/2023	250,000	269,040
MPLX, LP
2.65%, 08/15/2030	410,000	394,567
4.13%, 03/01/2027	155,000	169,688
4.50%, 04/15/2038	280,000	283,621
5.50%, 02/15/2049	305,000	338,037
Noble Energy, Inc.
3.25%, 10/15/2029	290,000	320,888
5.25%, 11/15/2043	400,000	532,717
ONEOK Partners, LP 6.65%, 10/01/2036	220,000	242,887
ONEOK, Inc.
2.20%, 09/15/2025	500,000	492,117
3.40%, 09/01/2029	495,000	481,030
5.20%, 07/15/2048	300,000	291,718
Ovintiv, Inc.
7.20%, 11/01/2031	200,000	198,350
7.38%, 11/01/2031 (F)	250,000	251,583
Phillips 66 Partners, LP
3.15%, 12/15/2029	300,000	300,026
4.90%, 10/01/2046	144,000	144,938
Pioneer Natural Resources Co. 1.90%, 08/15/2030	520,000	486,730
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	150,000	124,663
4.65%, 10/15/2025	495,000	528,262
4.70%, 06/15/2044	160,000	140,584

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	$ 136,000	$ 146,477
8.00%, 03/01/2032	105,000	146,932
Suncor Energy, Inc.
5.95%, 12/01/2034	550,000	660,711
7.88%, 06/15/2026	100,000	125,603
Sunoco Logistics Partners Operations, LP
3.90%, 07/15/2026	195,000	200,958
6.10%, 02/15/2042	500,000	507,929
TC PipeLines, LP 3.90%, 05/25/2027	141,000	154,374
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	595,000	606,779
Total Capital International SA
2.99%, 06/29/2041	650,000	666,972
3.13%, 05/29/2050	605,000	606,651
3.46%, 07/12/2049	200,000	213,012
Valero Energy Corp.
1.20%, 03/15/2024	430,000	421,226
2.15%, 09/15/2027	390,000	372,489
Williams Cos., Inc. 4.85%, 03/01/2048	249,000	272,482

		21,460,897

Personal Products - 0.1%
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	549,000	596,896

Pharmaceuticals - 1.0%
AstraZeneca PLC
1.38%, 08/06/2030	250,000	243,280
6.45%, 09/15/2037	180,000	269,626
Bristol-Myers Squibb Co.
4.13%, 06/15/2039	377,000	465,266
4.55%, 02/20/2048	370,000	489,451
5.00%, 08/15/2045	150,000	206,602
5.70%, 10/15/2040	160,000	224,876
Mylan NV 3.95%, 06/15/2026	185,000	208,195
Mylan, Inc. 5.40%, 11/29/2043	100,000	123,799
Pfizer, Inc. 3.90%, 03/15/2039	600,000	724,538
Royalty Pharma PLC
0.75%, 09/02/2023 (B)	465,000	464,816
1.20%, 09/02/2025 (B)	460,000	457,671
1.75%, 09/02/2027 (B)	460,000	456,298
3.55%, 09/02/2050 (B)	390,000	373,328
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	778,000	864,724
Takeda Pharmaceutical Co., Ltd.
3.03%, 07/09/2040	430,000	442,143
3.18%, 07/09/2050	415,000	421,486
3.38%, 07/09/2060	290,000	301,404
Upjohn, Inc. 2.30%, 06/22/2027 (B)	1,260,000	1,303,322
Zoetis, Inc. 2.00%, 05/15/2030	410,000	420,310

		8,461,135

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (B)	$ 314,000	$ 322,053
3.88%, 03/20/2027 (B)	325,000	353,949

		676,002

Road & Rail - 0.7%
Avolon Holdings Funding, Ltd.
4.38%, 05/01/2026 (B)	510,000	494,648
5.25%, 05/15/2024 (B)	555,000	566,712
5.50%, 01/15/2023 - 01/15/2026 (B)	1,010,000	1,031,806
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	327,000	376,573
5.75%, 05/01/2040	300,000	425,260
7.29%, 06/01/2036	90,000	138,351
CSX Corp.
4.75%, 11/15/2048	215,000	281,682
6.00%, 10/01/2036, MTN	340,000	473,891
Norfolk Southern Corp. 3.85%, 01/15/2024	266,000	290,254
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022 (B)	1,865,000	1,920,594
5.50%, 02/15/2024 (B)	300,000	310,163

		6,309,934

Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 4.50%, 12/05/2036	226,000	267,127
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.88%, 01/15/2027	200,000	220,776
Broadcom, Inc.
4.11%, 09/15/2028	697,000	776,290
4.75%, 04/15/2029	925,000	1,073,410

		2,337,603

Software - 0.1%
Microsoft Corp.
2.68%, 06/01/2060	359,000	366,550
3.95%, 08/08/2056	183,000	234,872
4.10%, 02/06/2037	307,000	392,443

		993,865

Specialty Retail - 0.1%
AutoZone, Inc. 1.65%, 01/15/2031	350,000	338,762
Lowe’s Cos., Inc. 3.65%, 04/05/2029	472,000	544,139
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	247,000	278,427

		1,161,328

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
3.45%, 02/09/2045	528,000	619,268
3.75%, 09/12/2047	500,000	605,479
3.85%, 08/04/2046	207,000	253,638
4.65%, 02/23/2046	119,000	162,052
Dell International LLC / EMC Corp.
5.45%, 06/15/2023 (B)	250,000	275,084
6.02%, 06/15/2026 (B)	500,000	592,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc. 3.00%, 06/17/2027	$ 335,000	$ 360,200

		2,868,444

Tobacco - 0.2%
BAT Capital Corp.
2.26%, 03/25/2028	290,000	289,135
3.73%, 09/25/2040	195,000	191,843
3.98%, 09/25/2050	300,000	291,681
4.54%, 08/15/2047	290,000	305,236
BAT International Finance PLC 1.67%, 03/25/2026	215,000	215,786

		1,293,681

Trading Companies & Distributors - 0.4%
Air Lease Corp.
3.25%, 03/01/2025 - 10/01/2029	1,153,000	1,115,828
3.38%, 07/01/2025	950,000	964,411
BOC Aviation, Ltd.
2.75%, 09/18/2022 (B)	270,000	274,734
3.50%, 10/10/2024 (B) (F)	200,000	210,564
International Lease Finance Corp.
5.88%, 08/15/2022	154,000	164,328
8.63%, 01/15/2022	700,000	750,294
WW Grainger, Inc. 4.60%, 06/15/2045	198,000	253,504

		3,733,663

Transportation Infrastructure - 0.1%
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	172,460
Penske Truck Leasing Co., LP / PTL Finance Corp. 4.13%, 08/01/2023 (B)	233,000	252,892
Transurban Finance Co. Pty, Ltd. 2.45%, 03/16/2031 (B) (F)	260,000	264,465

		689,817

Water Utilities - 0.1%
American Water Capital Corp.
3.85%, 03/01/2024	300,000	327,080
4.00%, 12/01/2046	172,000	206,888

		533,968

Wireless Telecommunication Services - 0.7%
America Movil SAB de CV
3.13%, 07/16/2022	236,000	244,398
4.38%, 04/22/2049	251,000	307,410
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	200,000	202,067
Rogers Communications, Inc. 4.35%, 05/01/2049	350,000	425,455
T-Mobile USA, Inc.
1.50%, 02/15/2026 (B)	1,105,000	1,109,199
2.05%, 02/15/2028 (B)	1,150,000	1,167,250
3.00%, 02/15/2041 (B)	310,000	300,657
3.75%, 04/15/2027 (B)	1,210,000	1,351,146

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC
4.88%, 06/19/2049	$ 545,000	$ 674,461
5.25%, 05/30/2048	260,000	336,698

		6,118,741

Total Corporate Debt Securities (Cost $235,938,743)		253,741,647

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Colombia - 0.2%
Colombia Government International Bond
3.13%, 04/15/2031	210,000	215,565
4.00%, 02/26/2024	300,000	319,620
4.13%, 05/15/2051	345,000	361,042
5.00%, 06/15/2045	200,000	233,600
7.38%, 09/18/2037	200,000	281,252

		1,411,079

Mexico - 0.4%
Mexico Government International Bond
3.75%, 01/11/2028	1,042,000	1,127,569
4.13%, 01/21/2026	615,000	684,194
4.35%, 01/15/2047	183,000	192,152
4.60%, 02/10/2048	200,000	216,600
4.75%, 03/08/2044, MTN	190,000	209,952
5.75%, 10/12/2110, MTN	550,000	639,380

		3,069,847

Panama - 0.0% (G)
Panama Government International Bond 4.50%, 04/16/2050	200,000	246,752

Total Foreign Government Obligations (Cost $4,399,068)		4,727,678

MORTGAGE-BACKED SECURITIES - 4.7%
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75% (A), 12/25/2035 (B)	2,085	2,178
Banc of America Funding Trust
Series 2004-3, Class 1A1,
5.50%, 10/25/2034	57,193	59,488
Series 2004-C, Class 1A1,
4.41% (A), 12/20/2034	19,787	19,851
Series 2005-E, Class 4A1,
3.34% (A), 03/20/2035	34,287	34,890
Banc of America Mortgage Trust Series 2003-C, Class 3A1, 4.00% (A), 04/25/2033	27,049	26,850
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (B)	1,500,000	1,450,440
BCAP LLC Trust Series 2009-RR5, Class 8A1, 5.50% (A), 11/26/2034 (B)	7,918	7,929
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.07% (A), 07/25/2033	26,852	27,341
Series 2004-2, Class 14A,
3.67% (A), 05/25/2034	20,960	20,126

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (A), 06/11/2041 (B)	$ 4,517	$ 8
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 1.30% (A), 12/11/2049 (B)	23,975	81
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.44% (A), 02/25/2037	321,035	319,023
Series 2007-A1, Class 2A1,
3.17% (A), 02/25/2037	56,340	56,163
Series 2007-A1, Class 7A1,
3.38% (A), 02/25/2037	43,632	43,563
Series 2007-A1, Class 9A1,
3.77% (A), 02/25/2037	22,289	21,998
Series 2007-A2, Class 1A1,
3.51% (A), 06/25/2035	11,466	11,060
Series 2007-A2, Class 2A1,
3.11% (A), 06/25/2035	98,367	98,189
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	84,935	86,553
Series 2004-3, Class A4,
5.75%, 04/25/2034	127,403	130,132
Series 2004-5, Class 1A4,
5.50%, 06/25/2034	117,793	121,875
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	259	268
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 2.60% (A), 09/25/2033	35,711	36,105
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4,
5.25%, 09/25/2033	41,612	42,125
Series 2005-2, Class 2A11,
5.50%, 05/25/2035	89,980	93,225
Series 2009-10, Class 1A1,
2.79% (A), 09/25/2033 (B)	102,665	102,490
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class IO, 0.89% (A), 08/15/2048	497,493	4,229
COMM Mortgage Trust
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	562,000	624,399
Series 2018-HOME, Class A,
3.82% (A), 04/10/2033 (B)	2,410,000	2,653,243
COMM Mortgage Trust, Interest Only STRIPS Series 2012-CR2, Class XA, 1.62% (A), 08/15/2045	1,692,438	34,926
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	30,285	31,278

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. (continued)
Series 2003-AR15, Class 3A1,
3.49% (A), 06/25/2033	$ 66,568	$ 66,539
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	13,645	12,504
CSFB Mortgage-Backed Pass-Through Certificates
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	48,007	49,139
Series 2003-29, Class 5A1,
7.00%, 12/25/2033	59,763	62,291
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	61,786	64,075
Series 2004-8, Class 1A4,
5.50%, 12/25/2034	104,007	108,591
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	384,191
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 4.92% (A), 02/25/2020	12,991	12,915
GS Mortgage Securities Trust, Interest Only STRIPS Series 2006-GG8, Class X, 1.05% (A), 11/10/2039 (B)	814,268	1,340
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 0.50% (A), 09/25/2035 (B)	612,196	507,023
GSMPS Mortgage Loan Trust, Interest Only STRIPS Series 2005-RP3, Class 1AS, 4.26% (A), 09/25/2035 (B)	459,147	63,015
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4,
5.25%, 06/25/2033	185,127	191,562
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	115,628	118,475
Series 2005-5F, Class 8A3,
1-Month LIBOR + 0.50%, 0.65% (A), 06/25/2035	8,412	7,841
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (A), 11/25/2024 (B)	1,980,000	2,025,690
Series 2018-RPL1, Class A,
3.88% (A), 08/25/2024 (B)	2,410,000	2,465,762
Series 2019-RPL1, Class NOTE,
3.97% (A), 06/25/2024 (B)	2,300,000	2,310,209
Impac CMB Trust Series 2005-4, Class 2A1, 1-Month LIBOR + 0.60%, 0.75% (A), 05/25/2035	92,998	88,936
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 08/25/2033	37,229	37,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (A), 05/25/2036	$ 181,324	$ 175,155
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 0.50% (A), 08/25/2036	41,170	41,144
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	1,590,000	1,687,776
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-CB15, Class X1, 0.19% (A), 06/12/2043	2,107,513	1,652
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1,
3.26% (A), 07/25/2034	4,022	4,077
Series 2004-A4, Class 1A1,
2.88% (A), 09/25/2034	11,376	11,078
Series 2004-S1, Class 1A7,
5.00%, 09/25/2034	1,564	1,594
Series 2005-A1, Class 3A4,
3.41% (A), 02/25/2035	53,705	52,026
Series 2006-A2, Class 5A3,
2.98% (A), 11/25/2033	103,246	105,245
Series 2006-A3, Class 6A1,
3.02% (A), 08/25/2034	11,469	11,160
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class XCL, 0.38% (A), 02/15/2041 (B)	940,114	110
LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 07/25/2024 (B)	2,210,000	2,238,516
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.36% (A), 04/21/2034	116,818	116,295
Series 2004-13, Class 3A7,
3.19% (A), 11/21/2034	77,568	78,755
MASTR Alternative Loan Trust Series 2003-9, Class 2A1, 6.00%, 12/25/2033	11,182	11,662
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	167,943	172,054
Series 2004-P7, Class A6,
5.50%, 12/27/2033 (B)	20,982	20,980
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (B)	8,651	6,324
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A,
3.32% (A), 07/25/2033	35,673	35,623
Series 2003-A5, Class 2A6,
2.82% (A), 08/25/2033	23,241	22,922
Series 2004-1, Class 2A1,
2.74% (A), 12/25/2034	87,082	86,813

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-A4, Class A2,
3.17% (A), 08/25/2034	$ 42,442	$ 44,102
Series 2004-D, Class A2,
6-Month LIBOR + 0.72%, 1.03% (A), 09/25/2029	74,729	71,510
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.55% (A), 12/12/2049 (B)	198,930	4
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.29% (A), 12/15/2043 (B)	316,881	2
Series 2006-T21, Class X,
0.08% (A), 10/12/2052 (B)	3,471,404	1,632
Series 2007-HQ11, Class X,
0.17% (A), 02/12/2044 (B)	320,878	296
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.62% (A), 04/25/2034	111,959	121,059
MRCD Mortgage Trust Series 2019-PARK, Class D, 2.72%, 12/15/2036 (B)	1,443,000	1,431,286
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	38,110	40,610
Prime Mortgage Trust, Principal Only STRIPS Series 2004-CL1, Class 1, Zero Coupon, 02/25/2034	2,542	2,112
RAMP Trust Series 2004-SL2, Class A3, 7.00%, 10/25/2031	75,060	78,984
RBSSP Resecuritization Trust Series 2009-1, Class 1A1, 6.50% (A), 02/26/2036 (B)	85,305	87,368
RCO V Mortgage LLC Series 2020-1, Class A1, 3.10% (A), 09/25/2025 (B)	1,733,391	1,733,731
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	2,333,488	2,603,965
Series 2019-3, Class MB,
3.50%, 10/25/2058	969,365	1,136,691
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,768,587	1,957,817
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.75% (A), 12/20/2034	159,187	157,439
Series 2004-11, Class A3,
1-Month LIBOR + 0.60%, 0.75% (A), 12/20/2034	40,434	40,114
Series 2004-12, Class A3,
6-Month LIBOR + 0.32%, 0.74% (A), 01/20/2035	67,293	63,165

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust Series 2004-AR5, Class 1A1, 1-Month LIBOR + 0.66%, 0.81% (A), 10/19/2034	$ 161,802	$ 161,322
Structured Asset Securities Corp.
Series 2003-37A, Class 2A,
2.70% (A), 12/25/2033	39,397	38,388
Series 2004-4XS, Class 1A5,
5.19% (A), 02/25/2034	210,570	217,050
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 0.79% (A), 09/25/2043	70,285	69,744
Series 2004-1, Class II2A,
2.45% (A), 03/25/2044	29,245	29,317
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (A), 09/25/2022	1,548,000	1,579,028
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	1,000,000	990,034
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	650,000	668,515
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS
Series 2012-C2, Class XA,
1.29% (A), 05/10/2063 (B)	4,038,698	69,674
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (A), 12/15/2020	2,090,000	2,090,000
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	1,000,000	1,029,378
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (A), 03/15/2045 (B)	506,784	5
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1,
3.11% (A), 06/25/2033	126,342	127,859
Series 2003-AR7, Class A7,
2.69% (A), 08/25/2033	45,777	45,072
Series 2003-AR8, Class A,
2.89% (A), 08/25/2033	18,841	19,193
Series 2003-AR9, Class 1A6,
2.79% (A), 09/25/2033	95,009	93,918
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	146,359	152,790
Series 2003-S4, Class 2A10,
(2.75) * 1-Month LIBOR + 17.46%, 17.05% (A), 06/25/2033	6,319	7,874
Series 2003-S9, Class A8,
5.25%, 10/25/2033	55,448	57,102
Series 2004-AR3, Class A1,
3.66% (A), 06/25/2034	11,387	11,517

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2004-AR3, Class A2,
3.66% (A), 06/25/2034	$ 117,120	$ 118,138
Series 2004-S2, Class 2A4,
5.50%, 06/25/2034	112,217	115,805
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 07/25/2033	40,229	43,298
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,915,000	2,046,419
Wells Fargo Mortgage-Backed Securities Trust Series 2004-U, Class A1, 3.50% (A), 10/25/2034	224,950	223,180
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 03/15/2044 (B)	491,413	493,774

Total Mortgage-Backed Securities (Cost $38,863,291)		39,689,164

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.2%
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	520,000	840,362
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, 3.71%, 05/15/2120	820,000	808,905

		1,649,267

New York - 0.3%
New York State Dormitory Authority, Revenue Bonds, Series D, 5.60%, 03/15/2040	280,000	386,224
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	800,000	984,656
5.65%, 11/01/2040	655,000	901,018

		2,271,898

Ohio - 0.3%
American Municipal Power, Inc., Revenue Bonds, Series B, 7.50%, 02/15/2050	640,000	1,029,037
Ohio State University, Revenue Bonds, Series A, 4.80%, 06/01/2111	1,370,000	1,877,776

		2,906,813

Total Municipal Government Obligations (Cost $5,237,545)		6,827,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.1%
Federal Home Loan Mortgage Corp.
6-Month LIBOR + 1.70%, 2.03% (A), 10/01/2036	$ 17,747	$ 18,024
6-Month LIBOR + 1.54%, 2.29% (A), 05/01/2037	58,199	60,336
12-Month LIBOR + 1.77%, 2.36% (A), 09/01/2037	11,817	12,068
1-Year CMT + 2.36%, 2.73% (A), 10/01/2037	5,788	5,810
12-Month LIBOR + 1.67%, 3.00% (A), 12/01/2036	94,427	99,055
1-Year CMT + 2.25%, 3.05% (A), 07/01/2036	141,048	148,695
6-Month LIBOR + 2.01%, 3.13% (A), 05/01/2037	29,908	31,581
1-Year CMT + 2.65%, 3.14% (A), 10/01/2037	62,682	62,647
12-Month LIBOR + 1.58%, 3.19% (A), 12/01/2036	114,251	119,254
1-Year CMT + 2.25%, 3.38% (A), 02/01/2036	177,360	187,010
1-Year CMT + 2.43%, 3.42% (A), 12/01/2031	213,183	214,262
3.50%, 06/01/2042 - 07/15/2042	1,827,832	2,007,855
1-Year CMT + 2.24%, 3.59% (A), 11/01/2036	98,334	103,099
12-Month LIBOR + 1.70%, 3.70% (A), 02/01/2037	21,806	22,870
12-Month LIBOR + 1.86%, 3.75% (A), 05/01/2038	7,679	7,752
12-Month LIBOR + 1.64%, 3.77% (A), 11/01/2036	29,078	30,363
1-Year CMT + 2.25%, 3.88% (A), 01/01/2035	197,953	208,831
12-Month LIBOR + 1.91%, 3.91% (A), 04/01/2037	1,314	1,318
12-Month LIBOR + 2.18%, 3.93% (A), 05/01/2037	88,301	94,598
12-Month LIBOR + 2.47%, 3.96% (A), 03/01/2036	65,348	69,676
12-Month LIBOR + 1.98%, 3.98% (A), 04/01/2037	16,803	16,958
12-Month LIBOR + 2.00%, 4.00% (A), 11/01/2036	6,435	6,450
4.00%, 04/01/2043 - 09/01/2049	4,846,443	5,288,197
12-Month LIBOR + 2.05%, 4.03% (A), 05/01/2037	25,558	25,908
12-Month LIBOR + 2.33%, 4.13% (A), 05/01/2036	15,491	16,691
4.50%, 05/01/2041 - 07/01/2047	8,299,798	9,281,607
5.00%, 08/01/2040	210,057	242,633
5.50%, 02/01/2021 - 12/01/2035	268,555	281,096
6.00%, 12/01/2036 - 06/01/2037	165,909	188,939
6.50%, 05/01/2035 - 03/01/2038	716,654	825,531
7.50%, 02/01/2038 - 09/01/2038	34,939	41,076
10.00%, 03/17/2026 - 10/01/2030	4,734	5,095
11.00%, 02/17/2021	16	16

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 0.85% (A), 09/25/2022	$ 35,229	$ 35,268
2.31%, 12/25/2022	2,088,757	2,151,076
2.72%, 07/25/2026	1,456,000	1,578,316
2.74%, 09/25/2025	1,000,000	1,084,382
2.81%, 09/25/2024	4,140,000	4,411,870
2.84%, 09/25/2022	488,843	505,792
2.93%, 01/25/2023	863,395	902,680
3.21% (A), 04/25/2028	970,000	1,086,524
3.24%, 04/25/2027	1,097,000	1,244,819
3.30% (A), 11/25/2027	965,000	1,107,548
3.33%, 05/25/2027	590,000	671,047
3.35%, 01/25/2028	1,595,000	1,836,410
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.25%, 0.40% (A), 08/15/2023	67,827	67,825
1-Month LIBOR + 0.30%, 0.45% (A), 03/15/2036	24,209	24,263
1-Month LIBOR + 0.40%, 0.56% (A), 07/15/2037	371,812	371,831
1-Month LIBOR + 1.20%, 1.35% (A), 07/15/2039	15,725	15,902
4.00%, 11/15/2041 - 07/15/2042	3,030,296	3,607,862
4.50%, 06/15/2025	1,104,630	1,170,033
5.00%, 07/15/2033 - 07/15/2041	8,815,447	10,502,852
5.30%, 01/15/2033	283,922	328,511
5.50%, 02/15/2022 - 01/15/2039	1,891,785	2,191,216
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	365,501	404,996
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	397,412	436,584
5.70% (A), 10/15/2038	166,961	191,046
6.00%, 05/15/2034 - 06/15/2038	1,160,832	1,386,281
6.25%, 10/15/2023	63,836	67,596
6.50%, 08/15/2021 - 06/15/2032	582,126	656,284
6.86% (A), 11/15/2021	4,622	4,673
7.00%, 12/15/2036	313,286	381,500
7.40% (A), 11/15/2046	418,260	498,885
7.50%, 11/15/2036 - 12/15/2036	380,863	469,942
(7.27) * 1-Month LIBOR + 48.00%, 8.00% (A), 06/15/2035	12,556	14,902
(1.50) * 1-Month LIBOR + 9.08%, 8.85% (A), 11/15/2033	41,261	45,006
(1.83) * 1-Month LIBOR + 14.85%, 14.58% (A), 06/15/2033	21,871	29,111
(3.33) * 1-Month LIBOR + 17.50%, 17.01% (A), 02/15/2040	282,564	412,371
(2.50) * 1-Month LIBOR + 17.45%, 17.08% (A), 02/15/2038	9,591	13,495
(3.00) * 1-Month LIBOR + 20.22%, 19.77% (A), 07/15/2035	21,983	34,134
(2.60) * 1-Month LIBOR + 20.93%, 20.54% (A), 08/15/2031	28,397	42,529
(4.00) * 1-Month LIBOR + 22.00%, 21.41% (A), 05/15/2035	35,499	53,828
(4.50) * 1-Month LIBOR + 24.75%, 24.08% (A), 06/15/2035	51,444	96,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
2.83% (A), 01/15/2040	$ 274,594	$ 13,813
4.00%, 11/15/2029	100,405	1,256
4.50%, 12/15/2024	179	1
5.00%, 10/15/2039 - 08/15/2040	623,108	52,067
(1.00) * 1-Month LIBOR + 6.00%, 5.85% (A), 11/15/2037 - 10/15/2040	545,484	92,351
(1.00) * 1-Month LIBOR + 6.05%, 5.90% (A), 05/15/2038	71,068	7,463
(1.00) * 1-Month LIBOR + 6.10%, 5.95% (A), 05/15/2039	34,338	5,929
(1.00) * 1-Month LIBOR + 6.25%, 6.10% (A), 12/15/2039	133,112	24,471
(1.00) * 1-Month LIBOR + 6.34%, 6.19% (A), 12/15/2039	366,383	65,171
(1.00) * 1-Month LIBOR + 6.40%, 6.25% (A), 01/15/2037	36,610	5,480
(1.00) * 1-Month LIBOR + 6.45%, 6.30% (A), 11/15/2037	16,450	3,534
(1.00) * 1-Month LIBOR + 6.80%, 6.65% (A), 09/15/2039	111,040	18,313
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 12/15/2043	3,325,406	3,000,455
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
1.72% (A), 10/25/2037	304,894	345,649
5.23%, 05/25/2043	698,948	806,152
6.50%, 02/25/2043	237,800	289,460
6.50% (A), 09/25/2043	106,968	133,832
7.00%, 02/25/2043 - 07/25/2043	267,399	328,752
7.50%, 02/25/2042 - 09/25/2043	324,828	394,928
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.70%, 7.55% (A), 08/15/2036	264,198	66,211
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 0.37% (A), 03/25/2045 - 02/25/2046	103,014	102,900
1-Month LIBOR + 0.40%, 0.55% (A), 05/25/2042	167,005	166,410
1-Month LIBOR + 0.55%, 0.70% (A), 08/25/2042	552,142	554,385
0.75%, 09/25/2028	3,450,285	3,391,770
1-Month LIBOR + 0.93%, 1.09% (A), 11/25/2022	331,703	331,908
6-Month LIBOR + 1.23%, 1.52% (A), 09/01/2036	19,097	19,612
6-Month LIBOR + 1.30%, 1.95% (A), 07/01/2037	49,132	50,555
6-Month LIBOR + 1.48%, 1.96% (A), 02/01/2037	42,585	44,092
6-Month LIBOR + 1.56%, 1.96% (A), 02/01/2037	17,095	17,610
12-Month LIBOR + 1.46%, 2.07% (A), 09/01/2037	19,660	19,982

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.15%, 01/25/2023	$ 1,485,095	$ 1,515,030
12-Month LIBOR + 1.63%, 2.16% (A), 09/01/2036	88,103	91,976
12-Month LIBOR + 1.82%, 2.32% (A), 09/01/2036	14,408	14,486
1-Year CMT + 2.05%, 2.33% (A), 11/01/2037	62,386	65,433
12-Month LIBOR + 1.38%, 2.34% (A), 11/01/2037	31,628	32,712
2.38%, 10/01/2026	1,473,961	1,578,786
2.43%, 08/01/2026	1,882,101	2,016,858
12-Month LIBOR + 1.65%, 2.43% (A), 07/01/2037	25,293	26,455
2.48% (A), 12/25/2026	415,806	451,969
2.49%, 05/01/2026	976,134	1,048,453
12-Month LIBOR + 1.88%, 2.53% (A), 08/01/2036	4,074	4,120
2.61%, 06/01/2026	1,012,000	1,095,563
2.62%, 11/01/2031	4,165,000	4,585,035
2.63%, 03/01/2026	2,861,503	3,087,258
2.64%, 06/01/2026	2,477,000	2,685,610
2.70%, 07/01/2026	1,255,543	1,366,383
12-Month LIBOR + 1.83%, 2.80% (A), 06/01/2036	41,479	43,612
2.80%, 01/01/2028	1,149,784	1,254,291
2.90%, 06/25/2027	2,036,676	2,231,370
12-Month LIBOR + 1.80%, 2.92% (A), 07/01/2037	26,676	26,882
2.92%, 01/01/2025	2,475,778	2,673,726
2.94% (A), 01/25/2026	3,486,000	3,817,798
2.94%, 12/01/2028	5,000,000	5,611,674
2.98%, 06/01/2027	1,715,000	1,896,958
3.00%, 06/01/2043	958,804	1,052,594
3.02%, 07/01/2024 - 07/01/2029	7,559,538	8,393,174
3.04%, 06/01/2024	1,703,365	1,823,579
3.05% (A), 03/25/2028	1,138,000	1,285,684
3.06% (A), 05/25/2027	1,700,000	1,902,251
3.08% (A), 06/25/2027	1,771,000	1,994,894
3.08%, 12/01/2024	1,832,449	1,983,387
3.09%, 09/01/2029	3,797,000	4,289,344
3.09% (A), 02/25/2030	815,000	924,994
3.11%, 03/01/2027	1,912,749	2,123,840
12-Month LIBOR + 1.77%, 3.15% (A), 10/01/2036	23,132	23,197
3.15%, 04/01/2031	2,840,719	3,125,691
3.17% (A), 04/25/2029	1,419,000	1,608,871
12-Month LIBOR + 2.37%, 3.20% (A), 08/01/2037	23,741	24,355
3.24%, 06/01/2026	890,582	986,906
3.28%, 11/01/2030	1,942,126	2,222,557
3.29%, 08/01/2026	997,214	1,109,264
3.32%, 04/01/2029	5,000,000	5,665,601
3.37% (A), 07/25/2028	2,032,000	2,334,663
3.37%, 05/01/2037	879,523	1,007,505

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.38%, 12/01/2029	$ 772,835	$ 884,460
3.50%, 04/01/2043 - 01/01/2044	1,942,594	2,112,743
3.52%, 10/01/2029	786,211	904,196
12-Month LIBOR + 1.80%, 3.55% (A), 05/01/2036	42,779	43,314
6-Month LIBOR + 2.50%, 3.56% (A), 03/01/2036	149,588	160,436
12-Month LIBOR + 1.58%, 3.58% (A), 04/01/2037	5,158	5,228
3.59%, 01/01/2031	916,995	1,069,219
12-Month LIBOR + 1.68%, 3.68% (A), 04/01/2036	26,987	28,338
3.73%, 05/01/2029	839,837	978,949
12-Month LIBOR + 1.86%, 3.75% (A), 11/01/2036	15,927	15,964
3.76%, 12/01/2035	1,856,981	2,235,628
12-Month LIBOR + 1.79%, 3.86% (A), 12/01/2036	14,647	14,902
12-Month LIBOR + 1.94%, 3.94% (A), 12/01/2036	48,086	48,400
3.97%, 12/01/2025	399,725	449,028
4.00%, 01/01/2043 - 08/01/2048	5,098,470	5,590,667
4.05%, 01/01/2021	1,565,000	1,564,631
12-Month LIBOR + 2.38%, 4.05% (A), 03/01/2036	70,109	74,563
12-Month LIBOR + 2.28%, 4.15% (A), 11/01/2036	4,104	4,145
4.23%, 02/01/2029	3,974,267	4,681,599
4.26%, 07/01/2021	2,341,280	2,361,153
4.34%, 06/01/2021	7,000,000	7,039,680
4.45%, 07/01/2026	1,286,589	1,472,740
4.55%, 06/25/2043	72,138	80,368
5.00%, 04/01/2022 - 08/01/2040	528,811	607,906
5.50%, 11/01/2032 - 07/01/2037	998,108	1,155,840
6.00%, 08/01/2021 - 11/01/2037	1,534,153	1,716,581
6.50%, 06/01/2023 - 07/25/2042	1,011,190	1,172,586
7.00%, 12/25/2033 - 02/25/2044	926,144	1,105,270
7.50%, 10/01/2037 - 12/25/2045	528,930	646,390
8.00%, 10/01/2031	50,538	57,978
Federal National Mortgage Association, Interest Only STRIPS
2.15% (A), 07/25/2030	14,560,578	1,999,528
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.24%, 0.39% (A), 10/25/2046	98,267	97,206
1-Month LIBOR + 0.25%, 0.41% (A), 06/27/2036	127,494	125,531
1-Month LIBOR + 0.29%, 0.44% (A), 07/25/2036	89,933	90,082
1-Month LIBOR + 0.40%, 0.55% (A), 06/25/2037	21,964	22,182
1-Month LIBOR + 0.55%, 0.70% (A), 08/25/2041	195,520	196,861
1-Month LIBOR + 0.60%, 0.75% (A), 04/25/2040	145,130	146,272

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
3.00%, 01/25/2046	$ 650,618	$ 699,530
3.03% (A), 12/25/2039	99,540	103,467
3.50%, 02/25/2043	735,502	817,838
4.50%, 02/25/2039 - 05/25/2041	848,825	954,431
5.50%, 08/25/2025 - 10/25/2040	5,089,513	5,918,886
5.61% (A), 01/25/2032 (I)	42,987	47,053
5.69% (A), 12/25/2042	91,737	102,538
5.75%, 08/25/2034	671,138	769,206
5.81% (A), 05/25/2051	137,846	160,666
6.00%, 03/25/2029 - 12/25/2049	1,547,604	1,774,575
6.01% (A), 06/25/2040	115,860	134,937
6.20% (A), 02/25/2040	138,545	158,104
6.25%, 09/25/2038	18,187	21,108
6.45% (A), 03/25/2040	181,628	207,481
6.50%, 04/18/2028 - 11/25/2041	535,806	632,198
6.75%, 04/25/2037	49,028	55,217
7.00%, 03/25/2038 - 11/25/2041	1,188,324	1,416,435
7.50%, 05/17/2024	41,708	44,706
8.00%, 02/25/2023	127,411	134,961
(2.00) * 1-Month LIBOR + 12.66%, 12.36% (A), 03/25/2040	172,943	233,222
(2.00) * 1-Month LIBOR + 16.20%, 15.90% (A), 01/25/2034	10,192	11,789
(2.50) * 1-Month LIBOR + 16.88%, 16.50% (A), 08/25/2035 - 10/25/2035	44,938	63,490
(3.33) * 1-Month LIBOR + 17.67%, 17.17% (A), 04/25/2040	145,638	202,979
(2.75) * 1-Month LIBOR + 17.88%, 17.46% (A), 09/25/2024	53,888	63,981
(2.75) * 1-Month LIBOR + 19.53%, 19.11% (A), 05/25/2034	85,315	130,433
(2.75) * 1-Month LIBOR + 20.13%, 19.72% (A), 05/25/2035	89,206	115,938
(3.33) * 1-Month LIBOR + 22.67%, 22.17% (A), 04/25/2037	46,526	77,682
(3.67) * 1-Month LIBOR + 24.57%, 24.02% (A), 11/25/2035	46,213	70,069
Federal National Mortgage Association REMIC, Interest Only STRIPS
1.88% (A), 01/25/2038	49,676	2,004
2.93% (A), 04/25/2041	209,363	14,246
3.00%, 01/25/2021	5,956	2
(1.00) * 1-Month LIBOR + 4.44%, 4.29% (A), 11/25/2040	510,602	63,509
(1.00) * 1-Month LIBOR + 5.00%, 4.85% (A), 07/25/2040	577,098	81,378
5.00%, 07/25/2039	56,411	8,845
5.50%, 10/25/2039	81,044	14,326
(1.00) * 1-Month LIBOR + 5.90%, 5.75% (A), 10/25/2039	26,533	4,091
(1.00) * 1-Month LIBOR + 6.00%, 5.85% (A), 02/25/2038 - 06/25/2039	545,255	93,953
(1.00) * 1-Month LIBOR + 6.18%, 6.03% (A), 12/25/2039	8,616	1,339
(1.00) * 1-Month LIBOR + 6.25%, 6.10% (A), 01/25/2040	201,745	41,813
(1.00) * 1-Month LIBOR + 6.35%, 6.20% (A), 12/25/2037	368,805	74,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.40%, 6.25% (A), 07/25/2037 - 05/25/2040	$ 503,760	$ 100,346
(1.00) * 1-Month LIBOR + 6.42%, 6.27% (A), 04/25/2040	82,948	14,148
(1.00) * 1-Month LIBOR + 6.45%, 6.30% (A), 10/25/2037 - 12/25/2037	206,605	45,516
(1.00) * 1-Month LIBOR + 6.62%, 6.47% (A), 07/25/2037	101,555	18,390
(1.00) * 1-Month LIBOR + 6.65%, 6.50% (A), 10/25/2026 - 03/25/2039	360,450	49,690
(1.00) * 1-Month LIBOR + 6.70%, 6.55% (A), 03/25/2036	862,390	203,002
(1.00) * 1-Month LIBOR + 6.99%, 6.84% (A), 03/25/2038	102,694	21,872
(1.00) * 1-Month LIBOR + 7.10%, 6.95% (A), 02/25/2040	86,295	15,981
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	2,227,412	2,098,588
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	263,194	254,160
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	920,000	996,779
3.68% (A), 01/25/2048 (B)	4,355,000	4,690,029
3.68% (A), 01/25/2048 (B)	1,405,000	1,467,136
3.83% (A), 11/25/2047 (B)	2,000,000	2,149,969
3.84% (A), 07/25/2049 (B)	750,000	789,044
4.07% (A), 11/25/2047 (B)	853,000	922,198
Government National Mortgage Association
1-Month LIBOR + 0.45%, 0.61% (A), 03/20/2060	9,159	9,155
1-Month LIBOR + 0.47%, 0.63% (A), 05/20/2063	1,169,630	1,171,143
1-Month LIBOR + 0.50%, 0.66% (A), 06/20/2067	1,818,732	1,824,390
1-Month LIBOR + 0.52%, 0.68% (A), 10/20/2062	915,512	917,691
1-Month LIBOR + 0.53%, 0.69% (A), 10/20/2062	1,012,465	1,013,945
1-Month LIBOR + 0.58%, 0.74% (A), 05/20/2066	661,208	662,802
1-Month LIBOR + 0.60%, 0.76% (A), 11/20/2065	2,558,168	2,576,427
1-Month LIBOR + 0.65%, 0.81% (A), 05/20/2061 - 01/20/2066	5,009,680	5,048,524
1-Month LIBOR + 0.70%, 0.86% (A), 05/20/2061 - 03/20/2066	3,865,184	3,901,375
1-Month LIBOR + 1.00%, 1.16% (A), 12/20/2066	697,705	711,928
4.50%, 11/20/2034 - 11/20/2049	3,687,282	4,050,357
5.50%, 01/16/2033 - 09/20/2039	2,723,785	3,056,306
5.75%, 02/20/2036 - 10/20/2037	405,281	456,072
5.83% (A), 10/20/2033	171,921	193,865
6.00%, 11/20/2033 - 08/20/2038	618,500	696,030

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
6.50%, 12/20/2031 - 12/15/2035	$ 563,117	$ 635,925
7.00%, 09/15/2031 - 10/16/2040	550,423	635,079
(6.25) * 1-Month LIBOR + 44.50%, 7.00% (A), 09/20/2034	8,953	9,796
7.50%, 09/16/2035 - 10/15/2037	101,470	116,812
(1.83) * 1-Month LIBOR + 14.70%, 14.44% (A), 11/17/2032	13,489	15,029
(2.92) * 1-Month LIBOR + 17.50%, 17.06% (A), 02/20/2034	35,133	46,246
(3.50) * 1-Month LIBOR + 23.28%, 22.75% (A), 04/20/2037	95,507	143,228
Government National Mortgage Association, Interest Only STRIPS
1.80% (A), 06/20/2067	4,254,176	350,970
(1.00) * 1-Month LIBOR + 5.83%, 5.68% (A), 02/20/2038	49,002	6,566
(1.00) * 1-Month LIBOR + 5.90%, 5.75% (A), 09/20/2038	316,230	56,821
(1.00) * 1-Month LIBOR + 5.95%, 5.80% (A), 02/20/2039 - 06/20/2039	125,102	18,537
(1.00) * 1-Month LIBOR + 6.00%, 5.85% (A), 02/20/2038	516,357	90,970
(1.00) * 1-Month LIBOR + 6.04%, 5.89% (A), 02/20/2039	41,683	4,734
(1.00) * 1-Month LIBOR + 6.05%, 5.90% (A), 08/16/2039	194,192	29,294
(1.00) * 1-Month LIBOR + 6.09%, 5.94% (A), 09/20/2039	316,899	64,908
(1.00) * 1-Month LIBOR + 6.10%, 5.95% (A), 11/20/2034 - 07/16/2039	445,690	59,495
(1.00) * 1-Month LIBOR + 6.15%, 6.00% (A), 07/20/2038	339,254	48,372
(1.00) * 1-Month LIBOR + 6.20%, 6.05% (A), 03/20/2037 - 06/20/2038	137,603	22,931
(1.00) * 1-Month LIBOR + 6.40%, 6.25% (A), 12/20/2038 - 11/16/2039	246,601	40,220
(1.00) * 1-Month LIBOR + 6.55%, 6.40% (A), 11/16/2033 - 11/20/2037	85,164	10,242
(1.00) * 1-Month LIBOR + 6.60%, 6.45% (A), 05/20/2041	204,484	37,152
6.50%, 03/20/2039	28,934	5,086
(1.00) * 1-Month LIBOR + 6.68%, 6.53% (A), 07/20/2037	195,412	36,461
(1.00) * 1-Month LIBOR + 6.70%, 6.55% (A), 06/20/2037	370,814	79,228
(1.00) * 1-Month LIBOR + 7.30%, 7.15% (A), 12/20/2038	213,941	40,627
(1.00) * 1-Month LIBOR + 7.60%, 7.45% (A), 09/20/2038	24,396	4,053
(1.00) * 1-Month LIBOR + 7.70%, 7.55% (A), 04/16/2038	21,327	3,939
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	708,496	672,097
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 01/15/2030	2,000,000	1,769,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
4.25%, 09/15/2065	$ 365,000	$ 534,674
4.63%, 09/15/2060	451,000	691,587
5.88%, 04/01/2036	2,565,000	3,931,798
Tennessee Valley Authority, Principal Only STRIPS 11/01/2025 - 05/01/2030	3,300,000	3,064,434
Vendee Mortgage Trust
6.75%, 06/15/2028	171,676	199,486
7.25%, 02/15/2023	96,999	102,503

Total U.S. Government Agency Obligations (Cost $247,095,231)		261,508,620

U.S. GOVERNMENT OBLIGATIONS - 19.0%
U.S. Treasury - 18.6%
U.S. Treasury Bond
1.25%, 05/15/2050 (F)	3,105,000	2,820,698
2.00%, 02/15/2050 (F)	3,099,000	3,373,552
2.25%, 08/15/2046	280,000	320,622
2.38%, 11/15/2049 (F)	4,745,000	5,587,608
2.50%, 02/15/2045	2,300,000	2,750,926
2.88%, 08/15/2045 (F)	2,000,000	2,553,359
3.00%, 02/15/2048	430,000	566,055
3.13%, 02/15/2043 (F)	2,545,000	3,355,423
3.13%, 05/15/2048	296,000	398,571
3.38%, 05/15/2044	3,000,000	4,119,961
3.63%, 08/15/2043 - 02/15/2044	10,190,000	14,477,063
3.88%, 08/15/2040	60,000	86,508
U.S. Treasury Bond, Principal Only STRIPS
02/15/2021 - 05/15/2036 (F)	39,875,000	39,565,007
11/15/2022 - 11/15/2041	16,050,000	13,823,680
U.S. Treasury Note
1.25%, 10/31/2021	4,800,000	4,852,312
1.50%, 02/28/2023 - 08/15/2026	5,142,000	5,304,640
1.63%, 02/15/2026 (F)	88,400	93,939
1.75%, 02/28/2022 - 12/31/2024	16,795,200	17,186,841
1.75%, 05/15/2023 - 12/31/2026 (F)	5,389,000	5,629,445
1.88%, 11/30/2021 (F)	2,800,000	2,852,172
1.88%, 08/31/2022 - 08/31/2024	4,398,000	4,547,222
2.00%, 10/31/2021 - 11/15/2026	4,369,000	4,481,823
2.00%, 02/15/2023 - 08/15/2025 (F)	546,800	571,215
2.13%, 06/30/2022 (F)	1,000,000	1,032,695

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.13%, 02/29/2024 - 03/31/2024	$ 1,279,000	$ 1,360,737
2.25%, 11/15/2024 - 02/15/2027 (F)	4,435,000	4,806,447
2.50%, 08/15/2023 - 05/15/2024	2,148,000	2,287,927
2.75%, 05/31/2023	334,000	356,036
2.75%, 02/15/2024 (F)	6,000,000	6,496,641
2.88%, 05/15/2028	656,000	761,934

		156,421,059

U.S. Treasury Inflation-Protected Securities - 0.4%
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	3,337,992	3,375,870

Total U.S. Government Obligations (Cost $147,088,093)		159,796,929

	Shares	Value
OTHER INVESTMENT COMPANY - 5.1%
Securities Lending Collateral - 5.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (J)	42,828,753	42,828,753

Total Other Investment Company (Cost $42,828,753)		42,828,753

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.00% (J), dated 10/30/2020, to be repurchased at $13,687,572 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $13,961,358.	$13,687,572	13,687,572

Total Repurchase Agreement (Cost $13,687,572)		13,687,572

Total Investments (Cost $831,210,943)		880,028,651
Net Other Assets (Liabilities) - (4.7)%		(39,317,793)

Net Assets - 100.0%		$ 840,710,858

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$89,895,773	$7,324,537	$97,220,310
Corporate Debt Securities	—	253,741,647	—	253,741,647
Foreign Government Obligations	—	4,727,678	—	4,727,678
Mortgage-Backed Securities	—	39,689,164	—	39,689,164
Municipal Government Obligations	—	6,827,978	—	6,827,978
U.S. Government Agency Obligations	—	261,508,620	—	261,508,620
U.S. Government Obligations	—	159,796,929	—	159,796,929
Other Investment Company	42,828,753	—	—	42,828,753
Repurchase Agreement	—	13,687,572	—	13,687,572

Total Investments	$42,828,753	$829,875,361	$7,324,537	$880,028,651

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (E)	$—	$—	$3,553,090	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $175,578,451, representing 20.9% of the Fund’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2020, the total value of securities is $7,324,537, representing 0.9% of the Fund’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $69,182,586, collateralized by cash collateral of $42,828,753 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $27,778,210. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2020; the maturity date disclosed is the ultimate maturity date.
(J)	Rates disclosed reflect the yields at October 31, 2020.
(K)	The Fund recognizes transfers in and out of Level 3 as of October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500®”) closed out the fourth quarter of 2019 with continuing gains, up 31.49% for the calendar year. The equity markets advanced in December with some degree of resolution regarding trade war concerns. After a strong close to 2019, however, the S&P 500® ended January marginally negative with headline risks surrounding the initial outbreak of the COVID-19 virus. Despite late January volatility, the S&P 500® started February rising to new all-time highs, with optimistic reads on US employment and retail sales, along with an early indication that the outbreak’s effects would be relatively short-lived and confined. However, the virus’s initial occurrence continued to grow and ramp up globally, ultimately leading to a dramatic move downward for the market as markets sharply discounted the impacts of the pandemic on global economic data, such as in jobless claims and global manufacturing and service Purchasing Managers’ Index (“PMIs”) during the first quarter of 2020.

Following a challenging first quarter of 2020, severely impacted by the COVID-19 pandemic, the market recovered from April through June. While extraordinary fiscal and monetary policy responses continued to support the equity market, disappointing economic data along with a resurgence in tensions between the U.S. and China added to market volatility during the second quarter. Investors grew optimistic about the progress in developing a medication to fight COVID-19 and believed that the worst of the economic downturn may be over. Expectations that the U.S. economy was reopening across the country and better than expected employment data for the month of May also helped lift equity markets. Further, the U.S. Federal Reserve (“Fed”) decided to hold interest rates steady at near-zero, signaling its intention to support a post COVID-19 economic recovery.

Following strong performance in the second quarter of 2020, the market continued to rise and reached new all-time highs in August, driven by a rally in technology stocks and encouraging economic data. U.S. consumer confidence also rebounded along with a recovery in retail sales. Corporate earnings proved to be resilient, underlined by the stronger than expected results in the second quarter earnings season. The Fed’s intentions to maintain accommodative monetary policy as long as necessary to support the economy further buoyed markets. September, however, brought renewed bouts of volatility as concerns over a second wave of COVID-19 infections, the upcoming U.S. presidential election, and renewed lockdown measures took a toll on investor confidence. October started with markets posting a strong rebound off a lackluster September, supported by encouraging consumer economic data including supportive employment, retail sales, and consumer spending numbers. A strong start to the third quarter corporate earnings season, with a record number of companies beating revenue and earnings estimates, helped investor sentiment. A major resurgence in COVID-19 infections in the latter half of the month, however, set off a new series of lockdowns across the globe. As fears of a new downturn gripped the markets, uncertainty around the looming U.S. elections further dented investor confidence, leading the market to end the month in negative territory.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Mid Cap Value (Class I2) returned -10.81%. By comparison, its benchmark, the Russell Midcap® Value Index, returned -6.94%.

STRATEGY REVIEW

Transamerica Mid Cap Value underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended October 31, 2020. Stock Selection in the health care and real estate sectors detracted from performance.

Financials and energy were the benchmark’s weakest sectors over the period, and thus, it is not surprising to see four of the Fund’s top five detractors falling in these two sectors. Energy has been the worst performing sector during the 12-month period and commodity-sensitive fund holdings Diamondback Energy, Inc. and PBF Energy Inc. were among the Fund’s top portfolio detractors for the period. Despite strong fundamentals, heightened levels of pessimism continued to weigh on the multiples of even the highest quality financials, including fund holdings Loews Corp. and M&T Bank Corp., making them amongst the leading detractors for the period ended October 31, 2020.

Despite the challenges within the financial sector, the Fund benefitted from diversified stock selection and a mix of holdings in asset managers, insurance brokers, property and casualty insurance, and higher quality credit companies (such as Discover Financial Services). Energy benefitted from the portfolio management team’s preference towards natural gas holdings as well as less cyclical midstream players (e.g. EQT Corp.). Additionally, the Fund benefitted from its holding in Best Buy Co., Inc., one of the largest beneficiaries of behavioral shifts due to COVID-19. Although once thought of as a traditional brick & mortar retailer, company management’s investment, strategic online focus and operational execution has improved the company’s position. The Fund also benefited from pockets of the consumer and housing market exposed to an increased propensity for consumer “DIY” projects. For example, Fortune Brands Home & Security, Inc. has been one of the largest beneficiaries of consumer’s behavioral shifts due to COVID-19.

The Fund is permitted to hold derivative instruments but did not utilize derivatives during the period.

Jonathan Simon

Larry Playford

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Repurchase Agreement	3.1
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	(10.81)%	3.98%	9.43%	11/15/2005
Russell Midcap® Value Index (A)	(6.94)%	5.32%	9.40%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
COMMON STOCKS - 97.0%
Airlines - 0.8%
Southwest Airlines Co.	18,488	$730,831

Auto Components - 0.5%
BorgWarner, Inc.	12,859	449,808

Banks - 7.9%
Citizens Financial Group, Inc.	36,211	986,750
Fifth Third Bancorp	54,961	1,276,194
First Republic Bank	5,309	669,677
Huntington Bancshares, Inc.	72,171	753,465
M&T Bank Corp.	13,139	1,360,938
Regions Financial Corp.	72,699	966,897
TCF Financial Corp.	23,269	633,149
Zions Bancorp NA	16,350	527,615

		7,174,685

Beverages - 1.5%
Constellation Brands, Inc., Class A	5,181	856,056
Keurig Dr. Pepper, Inc.	17,882	481,026

		1,337,082

Building Products - 1.1%
Fortune Brands Home & Security, Inc.	12,853	1,039,422

Capital Markets - 5.5%
Ameriprise Financial, Inc.	9,472	1,523,382
Northern Trust Corp.	12,845	1,005,378
Raymond James Financial, Inc.	14,719	1,125,120
T. Rowe Price Group, Inc.	11,025	1,396,427

		5,050,307

Chemicals - 2.1%
Celanese Corp.	6,192	702,854
Sherwin-Williams Co.	1,719	1,182,638

		1,885,492

Communications Equipment - 1.5%
CommScope Holding Co., Inc. (A)	28,481	253,481
Motorola Solutions, Inc.	7,358	1,163,005

		1,416,486

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	4,526	1,205,500

Consumer Finance - 0.7%
Discover Financial Services	10,526	684,295

Containers & Packaging - 3.1%
Ball Corp.	11,351	1,010,239
Packaging Corp. of America	5,758	659,233
Pactiv Evergreen, Inc. (A)	22,519	281,713
Silgan Holdings, Inc.	25,447	876,649

		2,827,834

Distributors - 0.7%
Genuine Parts Co.	7,278	658,150

Diversified Financial Services - 0.2%
Voya Financial, Inc.	4,153	199,053

Electric Utilities - 4.6%
Edison International	19,692	1,103,540
Entergy Corp.	13,137	1,329,727
Xcel Energy, Inc.	24,984	1,749,629

		4,182,896

Electrical Equipment - 3.2%
Acuity Brands, Inc.	8,012	714,190

	Shares	Value
COMMON STOCKS (continued)
Electrical Equipment (continued)
AMETEK, Inc.	11,341	$ 1,113,686
Hubbell, Inc.	7,259	1,056,257

		2,884,133

Electronic Equipment, Instruments & Components - 4.4%
Amphenol Corp., Class A	10,326	1,165,186
CDW Corp.	8,739	1,071,401
Keysight Technologies, Inc. (A)	7,128	747,513
SYNNEX Corp.	8,051	1,059,834

		4,043,934

Equity Real Estate Investment Trusts - 9.2%
American Campus Communities, Inc.	8,982	336,466
American Homes 4 Rent, Class A	26,070	736,999
AvalonBay Communities, Inc.	6,483	901,980
Boston Properties, Inc.	11,236	813,599
Brixmor Property Group, Inc.	40,005	438,455
Essex Property Trust, Inc.	2,054	420,228
Federal Realty Investment Trust	6,927	476,439
Host Hotels & Resorts, Inc.	23,635	247,695
JBG SMITH Properties	12,333	287,975
Kimco Realty Corp.	41,148	422,178
Outfront Media, Inc.	18,550	243,190
Rayonier, Inc.	28,697	728,330
Regency Centers Corp.	9,701	345,259
Ventas, Inc.	8,957	353,533
Vornado Realty Trust	12,661	389,072
Weyerhaeuser Co.	29,052	792,829
WP Carey, Inc.	7,093	444,093

		8,378,320

Food & Staples Retailing - 1.4%
Kroger Co.	27,971	900,946
US Foods Holding Corp. (A)	17,491	365,562

		1,266,508

Food Products - 0.9%
Post Holdings, Inc. (A)	9,629	827,131

Gas Utilities - 1.0%
National Fuel Gas Co.	23,855	953,246

Health Care Equipment & Supplies - 1.6%
Zimmer Biomet Holdings, Inc.	11,048	1,459,441

Health Care Providers & Services - 6.0%
AmerisourceBergen Corp.	10,820	1,039,477
Cigna Corp.	4,937	824,331
Henry Schein, Inc. (A)	11,640	740,071
Humana, Inc.	1,027	410,061
Laboratory Corp. of America Holdings (A)	7,151	1,428,555
Universal Health Services, Inc., Class B	9,547	1,045,874

		5,488,369

Hotels, Restaurants & Leisure - 0.4%
Darden Restaurants, Inc.	3,932	361,429

Household Durables - 2.0%
Mohawk Industries, Inc. (A)	8,448	871,749
Newell Brands, Inc.	52,891	934,055

		1,805,804

Household Products - 0.8%
Energizer Holdings, Inc.	17,506	688,861

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	9,087	$ 1,125,607

Insurance - 6.4%
Alleghany Corp.	1,132	619,125
Hartford Financial Services Group, Inc.	25,679	989,155
Lincoln National Corp.	14,131	495,998
Loews Corp.	42,086	1,459,543
Marsh & McLennan Cos., Inc.	7,331	758,465
Progressive Corp.	9,086	835,003
W.R. Berkley Corp.	11,466	689,336

		5,846,625

Internet & Direct Marketing Retail - 0.5%
Expedia Group, Inc.	4,811	452,956

IT Services - 0.7%
Jack Henry & Associates, Inc.	3,086	457,499
Leidos Holdings, Inc.	1,900	157,700

		615,199

Machinery - 5.9%
IDEX Corp.	5,956	1,014,843
ITT, Inc.	19,255	1,165,120
Lincoln Electric Holdings, Inc.	11,140	1,134,275
Middleby Corp. (A)	11,124	1,107,283
Snap-on, Inc.	5,858	922,810

		5,344,331

Media - 3.4%
Discovery, Inc., Class C (A)	50,173	919,169
Liberty Broadband Corp., Class C (A)	7,603	1,077,421
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	33,065	1,144,049

		3,140,639

Multi-Utilities - 3.7%
CMS Energy Corp.	21,717	1,375,338
Sempra Energy	2,990	374,826
WEC Energy Group, Inc.	16,434	1,652,439

		3,402,603

Multiline Retail - 0.5%
Kohl’s Corp.	15,329	326,355
Nordstrom, Inc. (B)	12,492	151,153

		477,508

Oil, Gas & Consumable Fuels - 3.5%
Cabot Oil & Gas Corp.	38,523	685,324
Diamondback Energy, Inc.	32,541	844,764
EQT Corp.	33,512	507,372
Equitrans Midstream Corp.	40,848	296,557
Williams Cos., Inc.	42,800	821,332

		3,155,349

	Shares	Value
COMMON STOCKS (continued)
Real Estate Management & Development - 1.5%
CBRE Group, Inc., Class A (A)	21,333	$ 1,075,183
Cushman & Wakefield PLC (A) (B)	22,030	258,192

		1,333,375

Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc.	8,150	966,019

Software - 0.9%
Synopsys, Inc. (A)	3,763	804,755

Specialty Retail - 4.0%
AutoZone, Inc. (A)	1,207	1,362,679
Best Buy Co., Inc.	12,939	1,443,346
Gap, Inc.	42,261	821,976

		3,628,001

Textiles, Apparel & Luxury Goods - 1.3%
Carter’s, Inc.	6,233	507,678
Ralph Lauren Corp.	10,025	670,171

		1,177,849

Total Common Stocks (Cost $61,002,848)		88,469,833

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (C)	93,113	93,113

Total Other Investment Company (Cost $93,113)		93,113

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 0.00% (C), dated 10/30/2020, to be repurchased at $2,858,833 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $2,916,049.	$ 2,858,833	2,858,833

Total Repurchase Agreement (Cost $2,858,833)		2,858,833

Total Investments (Cost $63,954,794)		91,421,779
Net Other Assets (Liabilities) - (0.2)%		(221,973)

Net Assets - 100.0%		$ 91,199,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$88,469,833	$—	$—	$88,469,833
Other Investment Company	93,113	—	—	93,113
Repurchase Agreement	—	2,858,833	—	2,858,833

Total Investments	$88,562,946	$2,858,833	$—	$91,421,779

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $444,444, collateralized by cash collateral of $93,113 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $363,737. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

At the end of 2019, an improved economic backdrop and diminished recession risks coupled with favorable developments in the U.S.-China trade discussions bolstered investor sentiment and capped a year of strong asset returns. In response to more robust risk appetites, global equities rallied, sovereign yields broadly rose, and global investment-grade credit spreads tightened. Meanwhile, global central banks broadly remained accommodative, with many generally moving to wait-and-see stances amid tentative signs of a stabilizing macroeconomic environment.

Following signs of stabilizing growth at the end of 2019, in the first quarter of 2020, the COVID-19 outbreak triggered a severe sell-off across risk assets: equities entered bear-territory in record setting pace, credit spreads widened drastically, and sovereign yields plummeted. Containment measures to help counteract the spread of the virus severely curtailed economic activity. In response, global central banks undertook extraordinary actions, including policy rate cuts and massive asset purchase programs. Fiscal authorities also enacted large-scale stimulus packages to help support households and businesses.

In the second quarter of 2020, risk appetites improved considerably following positive developments in the macro backdrop, including the easing of lockdown measures, some improvement in economic data, as well as continued fiscal and monetary policy support. Risk assets broadly rallied, highlighted by gains in equities and credit. Even so, most sovereign yields remained little changed on the quarter, with some remaining anchored near their first quarter lows.

The third quarter was marked by rising risk appetites amid positive economic data surprises, heightened optimism around a potential vaccine, and sustained central bank support – although concerns about the likelihood of further fiscal stimulus weighed on sentiment toward the end of the quarter. Additionally, risk asset performance was mixed in October as a host of uncertainties – surging coronavirus cases, declining expectations for more U.S. fiscal stimulus, and U.S. election jitters – weighed on sentiment.

Over the 12-month period ended October 31, 2020, yields fell across the U.S. Treasury yield curve, as the front end fell relatively more than the long end, causing the curve to steepen. Global yields fell in sympathy with the U.S. Within the spread market, breakevens, corporate credit, and Agency MBS spreads all widened over the period. The U.S. dollar index depreciated during the period while emerging market currencies faced increased volatility, particularly during the COVID-19 disruption.

PERFORMANCE

For the year ended October 31, 2020, Transamerica Total Return (Class I2) returned 6.50%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 6.19%.

STRATEGY REVIEW

During the 12-month period ended October 31, 2020, overall interest rate strategies were positive for returns. Consistent with our preference for U.S. duration over other developed markets, based on our belief that U.S. rates had further to fall, U.S. rates positioning contributed to performance. Tactical short exposure to the U.K. detracted from performance as well as dynamic long exposure to Italy.

Within spread strategies, investment grade corporate credit exposure was positive for performance. An allocation to securitized assets was positive, and exposure to agency mortgage-backed securities boosted relative returns while exposure to non-agency mortgage-backed securities modestly added. High yield corporate credit exposure detracted from performance as well as U.S. inflation linked bond exposure, held in lieu of nominal treasuries over the first half of the period when inflation expectations fell.

Finally, currency strategies detracted from performance. Positioning in developed market currencies, including a tactical long to the Japanese Yen at the end of 2019 and beginning of 2020, detracted from performance. Tactical allocations in emerging market currencies, including dynamic exposure to a basket of high carry currencies, also detracted from performance, specifically short exposure to the Chinese Yuan at the end of 2019 and beginning of 2020.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Mark R. Kiesel

Scott A. Mather

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2020

Transamerica Total Return

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	44.2%
U.S. Government Agency Obligations	36.3
U.S. Government Obligations	25.5
Asset-Backed Securities	10.2
Mortgage-Backed Securities	8.8
Foreign Government Obligations	4.8
Repurchase Agreement	1.8
Municipal Government Obligations	0.9
Other Investment Company	0.5
Common Stock	0.0 *
Net Other Assets (Liabilities) ^	(33.0)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.65
Duration †	5.29

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	61.8%
AAA	13.5
AA	2.5
A	12.0
BBB	31.4
BB	5.4
B	1.2
CCC and Below	3.7
Not Rated	1.5
Net Other Assets (Liabilities) ^	(33.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I2 (NAV)	6.50%	4.36%	3.56%	11/15/2005
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.55%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or since inception date of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES - 10.2%
ABFC Trust
Series 2004-OPT4, Class A1,
1-Month LIBOR + 0.62%, 0.77% (A), 04/25/2034	$23,207	$23,215
Series 2004-OPT5, Class A1,
1-Month LIBOR + 0.70%, 0.85% (A), 06/25/2034	140,643	136,503
Anchorage Capital CLO 16, Ltd. Series 2020-16A, Class A, 3-Month LIBOR + 1.40%, 1.60% (A), 10/20/2031 (B)	1,300,000	1,299,449
Apres Static CLO, Ltd. Series 2019-1A, Class A1R, 3-Month LIBOR + 1.07%, 0.00% (A), 10/15/2028 (B)	1,900,000	1,883,668
Aurium CLO II DAC Series 2A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/13/2029 (B)	EUR 1,792,223	2,087,201
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B)	1,788,344	2,077,211
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 0.80% (A), 03/25/2035	$801,141	786,506
Series 2006-HE1, Class 1M2,
1-Month LIBOR + 0.43%, 0.58% (A), 12/25/2035	2,799,310	2,797,843
Series 2006-HE1, Class 2M2,
1-Month LIBOR + 0.43%, 0.79% (A), 02/25/2036	515,836	515,216
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 0.39% (A), 12/25/2036	2,694,449	2,374,329
Series 2007-AQ1, Class A1,
1-Month LIBOR + 0.11%, 0.26% (A), 04/25/2031	79,525	142,839
Bear Stearns Asset-Backed Securities Trust Series 2002-2, Class A1, 1-Month LIBOR + 0.66%, 0.81% (A), 10/25/2032	2,683	2,662
C-BASS Trust Series 2007-CB1, Class AF1A, 1-Month LIBOR + 0.07%, 0.22% (A), 01/25/2037	310,245	123,226
CBAM, Ltd. Series 2018-8A, Class A1, 3-Month LIBOR + 1.12%, 1.34% (A), 10/20/2029 (B)	1,600,000	1,585,507
CIFC Funding, Ltd. Series 2015-5A, Class A1R, 3-Month LIBOR + 0.86%, 1.07% (A), 10/25/2027 (B)	1,856,519	1,840,428

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 1.09% (A), 10/25/2034	$ 1,499,349	$ 1,476,492
Citigroup Mortgage Loan Trust, Inc. Series 2007-FS1, Class 1A1, 4.40% (A), 10/25/2037 (B)	637,193	667,964
Countrywide Asset-Backed Certificates
Series 2006-15, Class A6,
4.54% (A), 10/25/2046	404,769	400,736
Series 2006-2, Class M1,
1-Month LIBOR + 0.40%, 0.55% (A), 06/25/2036	400,000	391,498
Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 05/17/2027 (B)	980,432	989,376
CWABS, Inc. Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
1-Month LIBOR + 0.46%, 0.61% (A), 05/25/2036	1,500,000	1,478,908
Series 2006-14, Class 1A,
1-Month LIBOR + 0.14%, 0.29% (A), 02/25/2037	741,401	693,110
Denali Capital CLO X LLC Series 2013-1A, Class A1LR, 3-Month LIBOR + 1.05%, 1.26% (A), 10/26/2027 (B)	1,018,500	1,014,731
Dorchester Park CLO DAC Series 2015-1A, Class AR, 3-Month LIBOR + 0.90%, 1.12% (A), 04/20/2028 (B)	1,633,870	1,620,429
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 1.14% (A), 10/15/2027 (B)	1,346,264	1,335,611
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/16/2024 (B)	2,000,000	2,054,148
First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M2, 1-Month LIBOR + 0.93%, 1.08% (A), 10/25/2034	1,383,804	1,361,631
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 1.08% (A), 01/16/2026 (B)	544,890	541,947
Gulf Stream Meridian 2, Ltd. Series 2020-IIA, Class A1A2, 3-Month LIBOR + 1.40%, 0.00% (A), 10/15/2029 (B)	1,300,000	1,299,861
Home Equity Asset Trust Series 2002-1, Class A4, 1-Month LIBOR + 0.60%, 0.75% (A), 11/25/2032	1,026	920
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 0.37% (A), 04/25/2037	402,785	339,715

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JMP Credit Advisors CLO IIIR, Ltd. Series 2014-1RA, Class A, 3-Month LIBOR + 0.85%, 1.07% (A), 01/17/2028 (B)	$ 1,478,276	$ 1,459,517
JPMorgan Mortgage Acquisition Trust Series 2007-CH3, Class A5, 1-Month LIBOR + 0.26%, 0.41% (A), 03/25/2037	3,381,247	3,324,501
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 1.13% (A), 01/14/2028 (B)	995,743	988,290
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 1.28% (A), 05/15/2028 (B)	1,431,155	1,424,223
LP Credit Card ABS Master Trust Series 2018-1, Class A, 1-Month LIBOR + 1.55%, 1.74% (A), 08/20/2024 (B)	1,256,550	1,287,740
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C, 1-Month LIBOR + 0.16%, 0.47% (A), 04/25/2037	1,533,190	1,015,698
MF1 Multifamily Housing Mortgage Loan Trust Series 2020-FL4, Class A, 1-Month LIBOR + 1.70%, 1.85% (A), 11/15/2035 (B) (C)	1,600,000	1,600,312
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 02/25/2037	117,551	91,858
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	171,977	107,260
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 1.42% (A), 04/18/2025 (B)	139,181	138,808
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 1.04% (A), 10/15/2026 (B)	720,801	716,079
New Century Home Equity Loan Trust Series 2006-1, Class A2B, 1-Month LIBOR + 0.18%, 0.33% (A), 05/25/2036	49,576	45,878
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 1.09% (A), 07/15/2027 (B)	857,592	850,197
Option One Mortgage Loan Trust Series 2007-4, Class 2A4, 1-Month LIBOR + 0.31%, 0.46% (A), 04/25/2037	3,908,729	2,728,721
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2, 1-Month LIBOR + 0.80%, 0.94% (A), 07/25/2035	427,480	425,600

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1, 1-Month LIBOR + 0.39%, 0.54% (A), 02/25/2036	$ 327,256	$ 322,890
Santander Drive Auto Receivables Trust Series 2020-2, Class A2A, 0.62%, 05/15/2023	1,200,000	1,201,380
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A, 1-Month LIBOR + 0.06%, 0.21% (A), 12/25/2036	60,055	19,038
SLM Student Loan Trust Series 2005-4, Class A3, 3-Month LIBOR + 0.12%, 0.33% (A), 01/25/2027	636,099	628,814
Sound Point CLO, Ltd. Series 2015-3A, Class AR, 3-Month LIBOR + 0.89%, 1.11% (A), 01/20/2028 (B)	700,703	697,230
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1, 1-Month LIBOR + 0.83%, 0.97% (A), 05/25/2035	1,662,885	1,643,450
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6, 1-Month LIBOR + 0.27%, 0.42% (A), 03/25/2036	770,660	711,600
Sudbury Mill CLO, Ltd.
Series 2013-1A, Class A1R,
3-Month LIBOR + 1.15%, 1.37% (A), 01/17/2026 (B)	203,908	203,318
Series 2013-1A, Class A2R,
3-Month LIBOR + 1.17%, 1.39% (A), 01/17/2026 (B)	203,908	203,276
Telos CLO, Ltd. Series 2014-5A, Class A1R, 3-Month LIBOR + 0.95%, 1.17% (A), 04/17/2028 (B)	1,378,963	1,363,928
Tralee CLO, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 1.33% (A), 10/20/2028 (B)	2,300,000	2,272,177
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	2,163	2,253
Series 2004-20C, Class 1,
4.34%, 03/01/2024	20,093	20,872
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 1.06% (A), 02/28/2026 (B)	1,085,544	1,076,764
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.48%, 0.63% (A), 12/25/2035	5,051,758	5,023,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
ASSET-BACKED SECURITIES (continued)
WhiteHorse X, Ltd. Series 2015-10A, Class A1R, 3-Month LIBOR + 0.93%, 1.15% (A), 04/17/2027 (B)	$ 522,263	$ 518,626

Total Asset-Backed Securities (Cost $59,557,261)		65,457,176

CORPORATE DEBT SECURITIES - 44.2%
Aerospace & Defense - 0.7%
BAE Systems PLC 1.90%, 02/15/2031 (B)	1,400,000	1,391,695
Boeing Co. 2.75%, 02/01/2026	1,900,000	1,899,281
Textron, Inc. 3-Month LIBOR + 0.55%, 0.79% (A), 11/10/2020	1,500,000	1,501,125

		4,792,101

Airlines - 0.6%
Delta Air Lines Pass-Through Trust 2.00%, 12/10/2029	1,600,000	1,553,439
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	1,147,755	987,070
United Airlines Pass-Through Trust 5.88%, 04/15/2029	1,600,000	1,603,602

		4,144,111

Automobiles - 0.8%
BMW Finance NV 2.25%, 08/12/2022 (B)	1,700,000	1,750,172
Nissan Motor Co., Ltd. 4.81%, 09/17/2030 (B)	1,600,000	1,605,137
Volkswagen Bank GmbH 2.50%, 07/31/2026, MTN (D)	EUR 1,200,000	1,548,242

		4,903,551

Banks - 9.4%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 1,900,000	2,064,642
Bank of America Corp.
Fixed until 09/25/2024, 0.98% (A), 09/25/2025, MTN	1,500,000	1,498,506
3-Month LIBOR + 0.79%, 1.04% (A), 03/05/2024, MTN	1,000,000	1,006,457
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 1.18% (A), 07/20/2023 (B)	2,200,000	2,230,698
Barclays Bank PLC
7.63%, 11/21/2022	3,900,000	4,295,555
10.18%, 06/12/2021 (B)	1,840,000	1,937,582
Barclays PLC
Fixed until 10/06/2022, 2.38% (A), 10/06/2023, MTN (D)	GBP 600,000	793,611
3.68%, 01/10/2023	$1,100,000	1,136,356
BBVA USA 3-Month LIBOR + 0.73%, 0.98% (A), 06/11/2021	1,800,000	1,804,993
BNP Paribas SA Fixed until 09/30/2027, 1.90% (A), 09/30/2028 (B)	1,600,000	1,592,962

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
3-Month LIBOR + 1.43%, 1.68% (A), 09/01/2023	$ 500,000	$ 508,130
Fixed until 06/03/2030, 2.57% (A), 06/03/2031 (E)	1,800,000	1,875,765
Discover Bank 4.20%, 08/08/2023	1,800,000	1,972,645
ING Groep NV 4.10%, 10/02/2023	2,100,000	2,305,464
JPMorgan Chase & Co.
3-Month LIBOR + 0.90%, 1.11% (A), 04/25/2023	1,700,000	1,713,377
Fixed until 06/01/2027, 2.18% (A), 06/01/2028	1,800,000	1,877,094
Fixed until 07/23/2023, 3.80% (A), 07/23/2024	1,800,000	1,950,740
Lloyds Banking Group PLC
4.00%, 03/07/2025, MTN	AUD 2,000,000	1,538,395
Fixed until 06/27/2025 (F), 4.95% (A) (D)	EUR 500,000	578,672
Fixed until 06/27/2023 (F), 7.63% (A) (D)	GBP 700,000	945,391
Mitsubishi UFJ Financial Group, Inc.
Fixed until 09/15/2023, 0.85% (A), 09/15/2024	$1,900,000	1,902,666
3.46%, 03/02/2023	1,600,000	1,709,169
Mizuho Financial Group, Inc.
Fixed until 07/10/2030, 2.20% (A), 07/10/2031	1,500,000	1,513,999
Fixed until 09/11/2023, 3.92% (A), 09/11/2024	2,100,000	2,278,863
Natwest Group PLC
Fixed until 08/15/2021 (F), 8.63% (A)	800,000	825,688
NatWest Markets PLC 0.63%, 03/02/2022, MTN (D)	EUR 1,700,000	1,994,001
Santander UK PLC 3.75%, 11/15/2021	$2,200,000	2,274,019
Societe Generale SA 4.25%, 09/14/2023 (B)	1,800,000	1,953,426
Sumitomo Mitsui Financial Group, Inc. 1.47%, 07/08/2025	1,600,000	1,628,358
Synchrony Bank 3.65%, 05/24/2021	1,700,000	1,721,284
UniCredit SpA 7.83%, 12/04/2023 (B)	4,100,000	4,803,333
Virgin Money UK PLC Fixed until 09/25/2025, 4.00% (A), 09/25/2026, MTN (D)	GBP 100,000	135,335
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (A), 06/02/2028, MTN	$ 1,800,000	1,870,766
2.63%, 07/22/2022, MTN	2,300,000	2,382,266

		60,620,208

Beverages - 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060	1,500,000	1,792,506
Bacardi, Ltd. 4.45%, 05/15/2025 (B)	1,200,000	1,345,029
Suntory Holdings, Ltd. 2.55%, 06/28/2022 (B)	1,600,000	1,647,958

		4,785,493

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 3.4%
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 1.49% (A), 06/12/2024 (B)	$ 1,800,000	$ 1,816,940
Fixed until 12/18/2024 (F), 6.25% (A) (B)	400,000	426,000
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	1,400,000	1,403,864
3.80%, 09/15/2022 - 06/09/2023	2,700,000	2,885,944
Deutsche Bank AG
3-Month EURIBOR + 0.50%, 0.02% (A), 12/07/2020, MTN (D)	EUR 1,400,000	1,630,559
3.95%, 02/27/2023	$1,900,000	2,000,645
4.25%, 02/04/2021 - 10/14/2021	4,600,000	4,691,596
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.17%, 1.45% (A), 05/15/2026	1,600,000	1,616,347
Intercontinental Exchange, Inc. 1.85%, 09/15/2032	1,100,000	1,091,077
Nomura Holdings, Inc. 2.68%, 07/16/2030	1,200,000	1,225,964
UBS AG 7.63%, 08/17/2022	600,000	668,166
UBS Group AG 4.13%, 09/24/2025 (B)	2,200,000	2,500,677

		21,957,779

Chemicals - 0.7%
Nutrition & Biosciences, Inc. 2.30%, 11/01/2030 (B)	1,600,000	1,608,989
Syngenta Finance NV
3.93%, 04/23/2021 (B)	1,200,000	1,215,398
5.18%, 04/24/2028 (B)	1,300,000	1,421,492

		4,245,879

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	312,973	283,244
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (G)	1,989,623	191,501
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 11/30/2020 (B) (F)	266,175	133

		474,878

Consumer Finance - 3.2%
Capital One Financial Corp. 4.25%, 04/30/2025	1,500,000	1,697,669
Daimler Finance North America LLC
2.55%, 08/15/2022 (B)	2,100,000	2,162,472
3.35%, 05/04/2021 (B)	1,600,000	1,622,827
3.40%, 02/22/2022 (B)	2,200,000	2,279,269
Ford Motor Credit Co. LLC
3-Month LIBOR + 1.24%, 1.52% (A), 02/15/2023	1,200,000	1,130,475
1.74%, 07/19/2024, MTN	EUR 1,500,000	1,644,340
5.88%, 08/02/2021	$900,000	919,080
General Motors Financial Co., Inc.
3-Month LIBOR + 0.54%, 0.79% (A), 11/06/2020	1,300,000	1,300,020
2.45%, 11/06/2020	1,900,000	1,900,120

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021 (B)	$ 1,700,000	$ 1,724,085
Nissan Motor Acceptance Corp.
3-Month LIBOR + 0.69%, 0.92% (A), 09/28/2022 (B)	1,600,000	1,562,187
2.60%, 09/28/2022 (B)	500,000	505,496
OneMain Finance Corp. 7.75%, 10/01/2021	200,000	209,500
Volkswagen Group of America Finance LLC 3-Month LIBOR + 0.77%, 1.02% (A), 11/13/2020 (B)	1,900,000	1,900,372

		20,557,912

Diversified Financial Services - 1.6%
BGC Partners, Inc. 5.38%, 07/24/2023	1,500,000	1,592,798
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	1,800,000	1,967,481
SMBC Aviation Capital Finance DAC
3.00%, 07/15/2022 (B)	1,600,000	1,635,595
4.13%, 07/15/2023 (B)	1,800,000	1,909,430
Tayarra, Ltd. 3.63%, 02/15/2022	1,223,609	1,247,674
Washington Prime Group, LP 6.45%, 08/15/2024 (H)	3,800,000	1,966,500

		10,319,478

Diversified Telecommunication Services - 1.6%
AT&T, Inc.
2.25%, 02/01/2032	1,500,000	1,470,407
2.75%, 06/01/2031	1,800,000	1,868,319
Telstra Corp., Ltd. 4.80%, 10/12/2021 (B)	1,800,000	1,873,649
Verizon Communications, Inc. 3.38%, 02/15/2025	4,590,000	5,098,562

		10,310,937

Electric Utilities - 3.0%
Alabama Power Co. 1.45%, 09/15/2030	700,000	694,988
Enel Finance International NV 2.65%, 09/10/2024 (B)	1,800,000	1,903,646
Evergy, Inc. 2.45%, 09/15/2024	1,600,000	1,695,687
FirstEnergy Corp. 2.85%, 07/15/2022	1,500,000	1,539,497
NextEra Energy Capital Holdings, Inc.
3-Month LIBOR + 0.72%, 0.97% (A), 02/25/2022	1,800,000	1,813,959
1.95%, 09/01/2022	1,600,000	1,646,360
3.20%, 02/25/2022	1,500,000	1,555,436
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	1,500,000	1,571,001
Pacific Gas & Electric Co.
1.75%, 06/16/2022	900,000	900,084
3.15%, 01/01/2026 (H)	1,800,000	1,841,360
3.75%, 02/15/2024 (I)	1,700,000	1,772,843
PPL Capital Funding, Inc. 3.50%, 12/01/2022	2,000,000	2,105,680

		19,040,541

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.3%
Walt Disney Co. 3.60%, 01/13/2051	$ 1,500,000	$ 1,673,579

Equity Real Estate Investment Trusts - 4.2%
Agree, LP 2.90%, 10/01/2030	1,600,000	1,645,243
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/2033	1,300,000	1,264,633
American Tower Corp.
2.40%, 03/15/2025	1,800,000	1,904,730
3.38%, 05/15/2024	2,200,000	2,377,414
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	1,595,000	1,755,436
Boston Properties, LP 3.40%, 06/21/2029	1,600,000	1,734,685
Crown Castle International Corp. 3.70%, 06/15/2026	1,700,000	1,894,643
Digital Realty Trust, LP 2.75%, 02/01/2023	1,400,000	1,463,954
Federal Realty Investment Trust 3.50%, 06/01/2030	600,000	649,407
Healthcare Trust of America Holdings, LP 2.00%, 03/15/2031	1,400,000	1,352,743
Mid-America Apartments, LP 1.70%, 02/15/2031	1,500,000	1,454,150
National Retail Properties, Inc. 3.50%, 10/15/2027	1,600,000	1,709,686
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	1,600,000	1,542,462
Service Properties Trust 4.35%, 10/01/2024	1,600,000	1,416,000
Spirit Realty, LP 4.00%, 07/15/2029	1,500,000	1,573,815
VEREIT Operating Partnership, LP 3.40%, 01/15/2028	1,500,000	1,574,015
Welltower, Inc. 2.75%, 01/15/2031	1,500,000	1,533,632

		26,846,648

Food & Staples Retailing - 0.3%
Auchan Holding SA 2.88%, 01/29/2026, MTN (D)	EUR 1,500,000	1,907,142

Food Products - 0.7%
Campbell Soup Co. 3.30%, 03/15/2021	$1,900,000	1,920,416
ConAgra Brands, Inc. 1.38%, 11/01/2027	1,600,000	1,586,618
Danone SA 3.00%, 06/15/2022 (B)	1,100,000	1,142,492

		4,649,526

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. 3.38%, 05/15/2022	1,600,000	1,669,952

Health Care Providers & Services - 1.4%
Aetna, Inc. 2.75%, 11/15/2022	2,000,000	2,078,166
Anthem, Inc. 2.38%, 01/15/2025	1,900,000	2,015,347

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Cigna Corp. 3-Month LIBOR + 0.89%, 1.13%(A), 07/15/2023	$ 1,100,000	$ 1,111,372
CVS Health Corp.
3.50%, 07/20/2022	1,300,000	1,360,729
3.63%, 04/01/2027	2,300,000	2,575,741

		9,141,355

Hotels, Restaurants & Leisure - 1.4%
Choice Hotels International, Inc. 3.70%, 12/01/2029	1,400,000	1,460,942
GLP Capital, LP / GLP Financing II, Inc. 5.30%, 01/15/2029	2,400,000	2,679,696
Marriott International, Inc. 2.13%, 10/03/2022	1,600,000	1,606,684
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023 (B)	1,500,000	1,430,625
5.50%, 03/01/2025 (B)	1,800,000	1,723,500

		8,901,447

Household Durables - 0.3%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,800,000	1,907,553

Household Products - 0.6%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	3,900,000	4,011,209

Insurance - 1.0%
Allstate Corp. 3-Month LIBOR + 0.63%, 0.85% (A), 03/29/2023	1,300,000	1,307,973
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 6.00% (A), 02/12/2023 (B)	1,835,656	1,826,478
Empower Finance, LP 1.36%, 09/17/2027 (B)	1,600,000	1,585,896
Jackson National Life Global Funding 2.38%, 09/15/2022 (B)	1,700,000	1,759,430

		6,479,777

IT Services - 0.2%
Amdocs, Ltd. 2.54%, 06/15/2030	1,500,000	1,527,015

Machinery - 0.2%
CNH Industrial Capital LLC 4.38%, 11/06/2020 (H)	1,300,000	1,300,001

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	600,000	635,809

Oil, Gas & Consumable Fuels - 0.9%
Boardwalk Pipelines, LP 3.40%, 02/15/2031	1,200,000	1,153,981
Chevron Corp. 2.24%, 05/11/2030	1,800,000	1,886,213
Continental Resources, Inc. 5.00%, 09/15/2022 (H)	330,000	325,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp. 2.80%, 11/01/2022	$ 340,000	$ 346,184
Shell International Finance BV 2.75%, 04/06/2030	1,600,000	1,725,353

		5,436,781

Pharmaceuticals - 1.5%
Bayer US Finance II LLC
3-Month LIBOR + 0.63%, 0.86% (A), 06/25/2021 (B)	1,900,000	1,904,208
3-Month LIBOR + 1.01%, 1.26% (A), 12/15/2023 (B)	2,200,000	2,217,807
Mylan NV 3.15%, 06/15/2021	1,800,000	1,826,071
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	1,000,000	1,006,499
Teva Pharmaceutical Finance II BV 4.50%, 03/01/2025	EUR 1,100,000	1,261,642
Teva Pharmaceutical Finance III BV 6.00%, 04/15/2024	$1,100,000	1,106,243

		9,322,470

Professional Services - 0.3%
Equifax, Inc. 3-Month LIBOR + 0.87%, 1.15% (A), 08/15/2021	2,100,000	2,107,612

Real Estate Management & Development - 0.2%
Tesco Property Finance 6 PLC 5.41%, 07/13/2044 (D)	GBP 753,417	1,263,467

Semiconductors & Semiconductor Equipment - 1.3%
Broadcom, Inc.
3.46%, 09/15/2026	$1,917,000	2,089,141
4.30%, 11/15/2032	1,400,000	1,596,035
5.00%, 04/15/2030	500,000	588,145
Micron Technology, Inc. 4.98%, 02/06/2026	1,800,000	2,093,354
NXP BV / NXP Funding LLC 4.88%, 03/01/2024 (B)	1,900,000	2,128,540

		8,495,215

Software - 0.9%
Citrix Systems, Inc. 3.30%, 03/01/2030	1,400,000	1,477,646
Oracle Corp. 3.85%, 04/01/2060	1,300,000	1,474,782
VMware, Inc. 2.95%, 08/21/2022	2,400,000	2,491,477

		5,443,905

Technology Hardware, Storage & Peripherals - 0.6%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023 (B)	2,200,000	2,420,741
Hewlett Packard Enterprise Co. 3-Month LIBOR + 0.72%, 0.95% (A), 10/05/2021	1,500,000	1,500,197

		3,920,938

Tobacco - 0.6%
BAT International Finance PLC 1.67%, 03/25/2026	1,500,000	1,505,481

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Imperial Brands Finance PLC
3.13%, 07/26/2024 (B)	$ 1,700,000	$ 1,798,798
3.75%, 07/21/2022 (B)	297,000	309,273

		3,613,552

Wireless Telecommunication Services - 1.1%
Altice France SA
5.88%, 02/01/2027 (B)	EUR 1,200,000	1,456,977
7.38%, 05/01/2026 (B)	$900,000	939,330
T-Mobile USA, Inc.
2.55%, 02/15/2031 (B)	1,400,000	1,426,740
3.75%, 04/15/2027 (B)	1,600,000	1,786,640
Vodafone Group PLC 3-Month LIBOR + 0.99%, 1.22% (A), 01/16/2024	1,700,000	1,717,175

		7,326,862

Total Corporate Debt Securities (Cost $276,879,706)		283,734,683

FOREIGN GOVERNMENT OBLIGATIONS - 4.8%
Brazil - 1.8%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2021 - 10/01/2021	BRL 69,000,000	11,803,738

Israel - 0.4%
Israel Government International Bond 3.88%, 07/03/2050	$1,900,000	2,199,250

Japan - 0.8%
Japan Bank for International Cooperation 2.88%, 07/21/2027	1,700,000	1,916,177
Japan Finance Organization for Municipalities 3.38%, 09/27/2023 (B)	2,900,000	3,130,695

		5,046,872

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (D)	1,400,000	1,436,912
Peru - 0.9%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 6,200,000	2,045,715
5.94%, 02/12/2029 (D)	2,000,000	659,908
6.15%, 08/12/2032 (D)	2,000,000	635,720
6.35%, 08/12/2028 (D)	1,000,000	337,826
8.20%, 08/12/2026 (D)	5,600,000	2,082,149

		5,761,318

Qatar - 0.7%
Qatar Government International Bond 3.38%, 03/14/2024 (D)	$2,100,000	2,262,918
4.00%, 03/14/2029 (D)	2,100,000	2,459,592

		4,722,510

Total Foreign Government Obligations (Cost $29,754,746)		30,970,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MORTGAGE-BACKED SECURITIES - 8.8%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (B)	$ 1,600,000	$ 1,756,840
A10 Bridge Asset Financing LLC Series 2020-C, Class A, 2.02%, 08/15/2040 (B)	1,700,000	1,699,946
Alternative Loan Trust
Series 2005-J12, Class 2A1, 1-Month LIBOR + 0.54%, 0.69% (A), 08/25/2035	860,319	583,490
Series 2006-30T1, Class 1A3, 6.25%, 11/25/2036	104,396	92,625
Series 2006-J8, Class A2, 6.00%, 02/25/2037	132,471	85,363
Series 2006-OA12, Class A1B, 1-Month LIBOR + 0.19%, 0.34% (A), 09/20/2046	433,175	381,609
Series 2006-OC7, Class 2A2A, 1-Month LIBOR + 0.17%, 0.32% (A), 07/25/2046	228,167	263,367
Series 2006-OC8, Class 2A2B, 1-Month LIBOR + 0.17%, 0.32% (A), 11/25/2036	114,193	123,278
Series 2007-2CB, Class 1A13, 1-Month LIBOR + 1.00%, 5.75% (A), 03/25/2037	159,981	126,028
Series 2007-HY4, Class 1A1, 2.86% (A), 06/25/2037	242,047	212,432
Series 2007-J1, Class 2A8, 6.00%, 03/25/2037	1,282,411	687,815
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 1.15% (A), 06/15/2035 (B)	2,200,000	2,073,932
Banc of America Funding Trust
Series 2005-D, Class A1, 3.66% (A), 05/25/2035	83,193	84,642
Series 2006-4, Class A12, 6.00%, 07/25/2036	667,249	623,288
Series 2006-J, Class 4A1, 4.11% (A), 01/20/2047	18,936	18,482
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1, 3.35% (A), 11/25/2036	667,451	509,947
Series 2006-6, Class 32A1, 3.16% (A), 11/25/2036	157,965	105,117
Bear Stearns ARM Trust
Series 2003-5, Class 2A1, 3.36% (A), 08/25/2033	86,483	85,605
Series 2003-8, Class 2A1, 4.00% (A), 01/25/2034	3,095	3,182
Series 2003-8, Class 4A1, 3.28% (A), 01/25/2034	29,909	30,623
Series 2006-4, Class 1A1, 3.37% (A), 10/25/2036	24,862	24,493
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 3.05% (A), 01/26/2036	76,905	62,715

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust Series 2019-B9, Class A5, 4.02%, 03/15/2052	$ 1,600,000	$ 1,868,704
BFLD Trust Series 2020-EYP, Class A, 1-Month LIBOR + 1.15%, 1.30% (A), 10/15/2035 (B)	1,300,000	1,300,000
CGMS Commercial Mortgage Trust Series 2017-MDRA, Class A, 3.66%, 07/10/2030 (B)	1,900,000	1,943,762
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1, 1-Month LIBOR + 0.25%, 0.40% (A), 08/25/2035 (B)	39,340	39,232
CHL Mortgage Pass-Through Trust Series 2004-12, Class 12A1, 3.05% (A), 08/25/2034	18,326	19,195
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2, 1-Year CMT + 2.15%, 2.29% (A), 09/25/2035	22,479	22,918
Series 2009-3, Class 5A3, 6.00% (A), 02/25/2037(B)	693,124	688,500
CitiMortgage Alternative Loan Trust Series 2006-A7, Class 1A9, 1-Month LIBOR + 0.65%, 0.80% (A), 12/25/2036	967,523	805,138
COMM Mortgage Trust
Series 2015-CR26, Class ASB, 3.37%, 10/10/2048	1,358,463	1,435,784
Series 2016-787S, Class A, 3.55%, 02/10/2036 (B)	1,400,000	1,513,898
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A, 0.80% (A), 03/25/2032 (B)	176	163
Series 2003-AR15, Class 2A1, 3.39% (A), 06/25/2033	132,648	130,345
Series 2003-AR28, Class 2A1, 3.47% (A), 12/25/2033	778,093	758,489
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6, Class 2A3, 5.50%, 12/25/2035	186,447	181,133
First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, Class 1A8, 6.25%, 08/25/2037	110,891	75,334
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.09% (A), 08/25/2035	10,223	8,649
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	1,400,000	1,398,350
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 3.52% (A), 09/25/2035	12,050	12,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A, 3.01% (A), 12/19/2035	$ 125,924	$ 87,514
Series 2006-6, Class 5A1A, 3.35% (A), 08/19/2036	37,434	37,578
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.11% (A), 05/25/2053 (B)	GBP 5,757,071	7,475,706
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$1,700,000	1,694,074
IndyMac INDX Mortgage Loan Trust Series 2005-AR11, Class A3, 3.23% (A), 08/25/2035	699,573	621,233
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 1-Month LIBOR + 0.18%, 0.33% (A), 05/25/2036	810,103	746,668
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-LAQ, Class A, 1-Month LIBOR + 1.00%, 1.15% (A), 06/15/2032 (B)	1,486,926	1,415,197
Series 2018-PHH, Class A, 1-Month LIBOR + 0.91%, 2.41% (A), 06/15/2035 (B)	1,744,354	1,654,095
Ludgate Funding PLC Series 2007-1, Class A2A, 3-Month GBP LIBOR + 0.16%, 0.22%(A), 01/01/2061 (D)	GBP 1,305,456	1,602,036
Manhattan West Series 2020-1MW, Class A, 2.13%, 09/10/2039 (B)	$1,500,000	1,543,718
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 0.55% (A), 03/25/2036	87,943	4,834
Mill City Mortgage Loan Trust Series 2019-GS2, Class M2, 3.25% (A), 08/25/2059 (B)	1,600,000	1,676,244
Morgan Stanley Capital I Trust Series 2014-CPT, Class AM, 3.40% (A), 07/13/2029 (B)	1,400,000	1,417,021
RALI Trust Series 2008-QR1, Class 1A1, 1-Month LIBOR + 1.40%, 1.55% (A), 08/25/2036	122,511	120,849
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A, 6.50%, 11/25/2034 (B)	75,051	74,879
Series 2005-R2, Class 1AF1, 1-Month LIBOR + 0.34%, 0.49% (A), 06/25/2035 (B)	258,826	241,086
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	425	446
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 0.40% (A), 06/12/2044 (D)	1,600,991	1,493,702

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2004-11, Class A2, 6-Month LIBOR + 0.64%, 1.27% (A), 12/20/2034	$ 503,290	$ 498,900
Series 2007-1, Class 1A1, 2.51% (A), 01/20/2047	148,355	113,126
Series 2007-3, Class 2AA1, 3.27% (A), 07/20/2037	817,448	740,428
Series 2010, Class 2A1, 1-Month LIBOR + 0.76%, 0.91% (A), 10/20/2027	3,311	3,191
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1, 2.73% (A), 09/25/2034	83,997	84,623
Series 2004-19, Class 2A1, 12-MTA + 1.40%, 2.28% (A), 01/25/2035	62,764	58,040
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1, 1-Month LIBOR + 0.25%, 0.40% (A), 07/19/2035	8,789	8,349
Series 2005-AR5, Class A2, 1-Month LIBOR + 0.25%, 0.40% (A), 07/19/2035	9,871	9,345
Series 2005-AR5, Class A3, 1-Month LIBOR + 0.25%, 0.40% (A), 07/19/2035	24,690	24,227
Series 2005-AR8, Class A1A, 1-Month LIBOR + 0.28%, 0.43% (A), 02/25/2036	194,791	181,408
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 0.81% (A), 09/19/2032	2,679	2,617
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 3.23% (A), 06/25/2033	74,346	72,541
Towd Point Mortgage Funding
Series 2019-A13A, Class A1, SONIA + 0.90%, 0.96% (A), 07/20/2045 (B)	GBP 5,084,184	6,570,718
Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.07% (A), 10/20/2051 (B)	1,817,489	2,360,369
UBS Commercial Mortgage Trust Series 2019-C17, Class A4, 2.92%, 10/15/2052	$1,300,000	1,403,942
WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR9, Class 2A, 2.77% (A), 09/25/2033	138,405	131,880
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR1, Class 2A4, 4.07% (A), 03/25/2036	693,832	645,802

Total Mortgage-Backed Securities (Cost $56,559,320)		56,653,113

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
Florida - 0.2%
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	$ 1,600,000	$ 1,616,704

Illinois - 0.5%
City of Chicago, General Obligation Unlimited, Series B, 7.75%, 01/01/2042	170,000	182,058
State of Illinois, General Obligation Unlimited
6.63%, 02/01/2035	1,500,000	1,652,790
7.35%, 07/01/2035	1,015,000	1,151,040

		2,985,888

New York - 0.2%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	1,200,000	1,189,644

Total Municipal Government Obligations (Cost $5,617,729)		5,792,236

U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.3%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 2.01% (A), 09/01/2035	7,837	8,093
12-Month LIBOR + 1.87%, 2.46% (A), 09/01/2035	47,557	47,912
3.50%, 07/01/2026 - 03/01/2027(C)	507,868	536,787
1-Year CMT + 2.26%, 3.52% (A), 01/01/2036	496,620	499,074
1-Year CMT + 2.23%, 3.76% (A), 03/01/2034	27,753	29,235
1-Year CMT + 2.22%, 3.97% (A), 11/01/2033	17,347	17,374
4.00%, 09/01/2048 - 10/01/2048	518,848	553,601
4.50%, 08/01/2025 - 05/01/2037	19,335	21,643
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 0.55% (A), 06/15/2041	763,743	768,669
6.50%, 04/15/2029	716	789
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.08%(A), 10/25/2044	110,305	113,192
12-MTA + 1.40%, 2.28%(A), 07/25/2044	105,942	107,749
6.50%, 07/25/2043	7,433	9,201
Federal National Mortgage Association
1-Month LIBOR + 0.35%, 0.50% (A), 09/25/2042	104,232	104,555
12-MTA + 1.20%, 2.22% (A), 03/01/2044 - 10/01/2044	326,563	327,194
12-Month LIBOR + 1.34%, 2.26% (A), 07/01/2035	26,787	27,707
1-Year CMT + 2.04%, 2.33% (A), 09/01/2035	65,546	66,655
1-Year CMT + 2.19%, 2.44% (A), 01/01/2026	1,201	1,207

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.50%, 02/01/2026 - 05/01/2035 (C)	$ 9,276,978	$ 9,802,571
3.50%, 02/01/2027	77,983	82,586
1-Year CMT + 2.22%, 3.63% (A), 01/01/2028	6,474	6,459
12-Month LIBOR + 1.71%, 3.71% (A), 03/01/2034	31,645	33,081
4.00%, 09/01/2048 - 12/01/2048	2,765,987	2,950,287
1-Year CMT + 2.27%, 4.02% (A), 11/01/2033	10,548	10,568
4.50%, 12/01/2024	63,280	66,442
5.00%, 08/01/2026 - 10/01/2029	265,812	285,907
6.00%, 07/01/2035 - 06/01/2040	720,125	843,877
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.45%, 0.61% (A), 09/25/2046	357,472	359,393
6.30%, 10/17/2038	43,008	42,997
Federal National Mortgage Association REMIC, Interest Only STRIPS (1.00) * 1-Month LIBOR + 7.10%, 6.95% (A), 07/25/2034	246,685	48,518
Government National Mortgage Association
1-Month LIBOR + 0.60%, 0.76% (A), 08/20/2065 - 10/20/2065	2,817,610	2,831,442
1-Month LIBOR + 0.95%, 1.11% (A), 12/20/2066	1,090,262	1,108,783
1-Month LIBOR + 1.00%, 1.16% (A), 12/20/2065	4,260,915	4,342,605
1-Year CMT + 1.50%, 2.88% (A), 05/20/2024	6,541	6,716
3.00%, 11/15/2049	756,090	784,620
4.00%, 06/20/2047	1,242,025	1,342,028
4.00%, TBA (C)	1,000,000	1,055,664
4.50%, TBA (C)	18,000,000	19,305,352
Government National Mortgage Association, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.56%, 6.41% (A), 10/16/2033	125,764	14,199
(1.00) * 1-Month LIBOR + 6.60%, 6.45% (A), 08/16/2033 - 09/20/2034	790,144	89,077
Uniform Mortgage-Backed Security
2.00%, TBA (C)	50,000,000	51,357,422
2.50%, TBA (C)	55,000,000	57,154,883
3.00%, TBA (C)	43,900,000	45,888,664
3.50%, TBA (C)	27,900,000	29,475,341
5.00%, TBA (C)	700,000	738,602

Total U.S. Government Agency Obligations (Cost $232,855,006)		233,268,721

U.S. GOVERNMENT OBLIGATIONS - 25.5%
U.S. Treasury - 25.5%
U.S. Treasury Bond
1.38%, 08/15/2050	14,000,000	13,138,125
2.88%, 08/15/2045 (H) (J)	7,800,000	9,958,102
2.88%, 05/15/2049 (J)	8,400,000	10,872,422
3.00%, 02/15/2048 (J)	7,800,000	10,267,969
3.13%, 08/15/2044 (J)	10,800,000	14,304,516

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
4.25%, 05/15/2039 (J)	$ 900,000	$ 1,346,273
4.38%, 11/15/2039 - 05/15/2040 (J)	6,300,000	9,604,246
4.63%, 02/15/2040 (J)	700,000	1,098,699
U.S. Treasury Note
1.75%, 06/30/2024 (J) (K)	4,200,000	4,428,211
1.88%, 07/31/2022 (L) (M) (N)	900,000	926,965
1.88%, 08/31/2022 (J) (K) (L)	4,000,000	4,125,000
2.00%, 12/31/2021 (J)	60,100,000	61,388,863
2.00%, 10/31/2022 (N)	400,000	414,687
2.25%, 08/15/2027 (J) (L)	4,800,000	5,326,312
2.38%, 05/15/2029 (J)	4,600,000	5,213,633
2.63%, 02/15/2029 (J)	9,500,000	10,937,617

Total U.S. Government Obligations (Cost $148,443,308)		163,351,640

	Shares	Value
COMMON STOCK - 0.0% (O)
Household Durables - 0.0% (O)
Urbi Desarrollos Urbanos SAB de CV (P)	381	232

Total Common Stock (Cost $417,098)		232

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (Q)	3,225,803	$ 3,225,803

Total Other Investment Company (Cost $3,225,803)		3,225,803

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 0.00% (Q), dated 10/30/2020, to be repurchased at $11,491,117 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 11/15/2023, and with a value of $11,720,942.	$11,491,117	11,491,117

Total Repurchase Agreement (Cost $11,491,117)		11,491,117

Total Investments (Cost $824,801,094)		853,945,321
Net Other Assets (Liabilities) - (33.0)%		(212,037,473)

Net Assets - 100.0%		$ 641,907,848

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	JPM	3-Month USD-LIBOR	Receive	1.01%	12/07/2020	USD	3,100,000	$(15,258)	$(14,271)
Call - 5-Year	JPM	3-Month USD-LIBOR	Receive	1.03	12/07/2020	USD	4,300,000	(13,438)	(10,043)
Call - 5-Year	JPM	3-Month USD-LIBOR	Receive	1.03	12/07/2020	USD	1,900,000	(6,086)	(4,307)
Call - 5-Year	JPM	3-Month USD-LIBOR	Receive	1.04	12/07/2020	USD	1,900,000	(3,859)	(2,891)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.00	11/05/2020	USD	2,100,000	(14,437)	(5,785)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.02	12/07/2020	USD	1,900,000	(7,125)	(2,706)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.02	12/07/2020	USD	4,300,000	(21,164)	(10,666)

Total								$(81,367)	$(50,669)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(81,367)	$(50,669)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2020 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	12/20/2020	0.33%	USD	900,000	$1,899	$904	$995
Boeing Co., 8.75%, 08/15/2021	1.00	Quarterly	12/20/2020	1.52	USD	1,500,000	662	1,378	(716)
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2023	0.93	USD	600,000	2,104	(18,510)	20,614
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	1.11	USD	200,000	(306)	(431)	125

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (continued): (R)
General Electric Co., 2.70%, 10/09/2022	1.00%	Quarterly	12/20/2024	1.24%	USD	700,000	$(5,989)	$(7,953)	$1,964
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	06/20/2021	0.25	USD	1,000,000	5,874	2,187	3,687
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00	Quarterly	12/20/2021	0.34	USD	1,400,000	11,662	4,527	7,135
Rolls-Royce Holdings PLC, 2.13%, 06/18/2021	1.00	Quarterly	12/20/2024	4.18	EUR	1,300,000	(178,923)	(5,775)	(173,148)
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.26	EUR	700,000	11,214	(9,177)	20,391

Total							$(151,803)	$(32,850)	$(118,953)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Index - Series 34	1.00%	Quarterly	12/20/2025	EUR	10,700,000	$238,576	$279,007	$(40,431)
North America Investment Grade Index - Series 35	1.00	Quarterly	12/20/2025	USD	6,300,000	116,134	125,107	(8,973)

Total						$354,710	$404,114	$(49,404)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.80%	Quarterly/ Semi-Annually	08/22/2023	USD	6,700,000	$506,891	$(159)	$507,050
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	09/24/2026	JPY	252,000,000	(10,429)	297	(10,726)
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	78,000,000	(23,968)	—	(23,968)
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	78,000,000	(23,440)	—	(23,440)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/18/2026	JPY	560,000,000	(11,437)	(3,434)	(8,003)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	207,000,000	(4,347)	28	(4,375)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	207,000,000	(4,462)	28	(4,490)
6-Month JPY-LIBOR	Receive	0.07	Semi-Annually	09/18/2026	JPY	350,000,000	(8,294)	(2,123)	(6,171)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/20/2026	JPY	104,000,000	(3,592)	—	(3,592)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/13/2026	JPY	210,000,000	(7,640)	—	(7,640)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	09/13/2026	JPY	420,000,000	(15,972)	—	(15,972)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	08/28/2039	JPY	90,000,000	(23,377)	(106)	(23,271)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	650,000,000	(145,873)	47,314	(193,187)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	410,000,000	(91,642)	6,077	(97,719)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	2,260,000,000	(392,524)	(66,036)	(326,488)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	1,120,000,000	(193,933)	(41,427)	(152,506)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	840,000,000	(174,021)	(23,146)	(150,875)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	300,000,000	(64,730)	15,687	(80,417)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	740,000,000	213,632	32,843	180,789
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	440,000,000	(154,725)	(25,283)	(129,442)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	260,000,000	(217,809)	14,896	(232,705)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	522,000,000	(458,858)	13,146	(472,004)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	767,200,000	(697,691)	37,335	(735,026)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	60,000,000	(58,589)	184	(58,773)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	90,000,000	(87,174)	239	(87,413)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued):

Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Year OIS Federal Funds Rate	Receive	0.18%	Quarterly	10/21/2025	USD	9,619	$(22)	$—	$(22)
12-Month GBP-SONIA	Pay	0.50	Annually	12/16/2050	GBP	7,600,000	(385,343)	(833,905)	448,562
BRL-CDI	Receive	3.36	Maturity	01/03/2022	BRL	278,000,000	7,966	99,759	(91,793)
SOFR	Pay	0.17	Quarterly	10/21/2025	USD	9,619	23	—	23

Total							$(2,531,380)	$(727,786)	$(1,803,594)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2020 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00%	Quarterly	06/20/2024	2.37%	USD	1,900,000	$ (88,999)	$ (55,004)	$ (33,995)
Russian Foreign Bond - Eurobond, 7.50%, 03/31/2030	GSI	1.00	Quarterly	12/20/2024	0.85	USD	1,500,000	10,858	7,625	3,233

Total								$ (78,141)	$ (47,379)	$ (30,762)

Value
OTC Swap Agreements, at value (Assets)	$10,858
OTC Swap Agreements, at value (Liabilities)	(88,999)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	300	12/21/2020	$41,810,424	$41,465,625	$—	$(344,799)
German Euro BUXL	2	12/08/2020	498,729	532,851	34,122	—

Total					$34,122	$(344,799)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(113)	12/31/2020	$(14,218,848)	$(14,192,977)	$25,871	$—
30-Year U.S. Treasury Bond	(68)	12/21/2020	(11,967,345)	(11,727,875)	239,470	—
German Euro Bund	(2)	12/08/2020	(404,492)	(410,306)	—	(5,814)
U.K. Gilt	(5)	12/29/2020	(879,082)	(878,867)	215	—
U.S. Treasury Ultra Bond	(6)	12/21/2020	(1,283,396)	(1,290,000)	—	(6,604)

Total					$265,556	$(12,418)

Total Futures Contracts					$299,678	$(357,217)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/17/2020	GBP	575,000	USD	753,436	$—	$(8,444)
BOA	11/17/2020	USD	260,285	JPY	27,763,198	—	(4,950)
CITI	11/03/2020	USD	7,466,919	GBP	5,743,000	26,718	—
CITI	11/16/2020	USD	1,710,439	PEN	6,132,778	14,175	—
CITI	11/16/2020	PEN	6,132,778	USD	1,698,360	—	(2,097)
CITI	11/17/2020	USD	631,739	GBP	481,000	8,537	—
CITI	12/02/2020	GBP	5,743,000	USD	7,468,016	—	(26,412)
CITI	12/21/2020	USD	682,003	PEN	2,410,881	15,145	—
CITI	03/24/2021	USD	1,696,856	PEN	6,132,778	1,816	—
CITI	04/05/2021	USD	6,039,505	BRL	34,000,000	146,859	—
DUB	03/15/2021	USD	367,384	PEN	1,316,336	3,526	—
HSBC	11/03/2020	USD	1,538,952	AUD	2,141,000	34,015	—
HSBC	11/03/2020	USD	232,279	CAD	309,000	346	—
HSBC	11/03/2020	GBP	5,743,000	USD	7,389,432	50,770	—
HSBC	11/17/2020	USD	30,102,480	GBP	23,018,000	279,489	—
JPM	10/04/2021	USD	6,153,846	BRL	35,000,000	171,983	—
SCB	11/03/2020	USD	16,834,999	EUR	14,347,000	124,658	—

Total						$878,037	$(41,903)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$65,457,176	$—	$65,457,176
Corporate Debt Securities	—	283,734,683	—	283,734,683
Foreign Government Obligations	—	30,970,600	—	30,970,600
Mortgage-Backed Securities	—	56,653,113	—	56,653,113
Municipal Government Obligations	—	5,792,236	—	5,792,236
U.S. Government Agency Obligations	—	233,268,721	—	233,268,721
U.S. Government Obligations	—	163,351,640	—	163,351,640
Common Stock	232	—	—	232
Other Investment Company	3,225,803	—	—	3,225,803
Repurchase Agreement	—	11,491,117	—	11,491,117

Total Investments	$3,226,035	$850,719,286	$—	$853,945,321

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$388,125	$—	$388,125
Centrally Cleared Interest Rate Swap Agreements	—	728,512	—	728,512
Over-the-Counter Credit Default Swap Agreements	—	10,858	—	10,858
Futures Contracts (W)	299,678	—	—	299,678
Forward Foreign Currency Contracts (W)	—	878,037	—	878,037

Total Other Financial Instruments	$299,678	$2,005,532	$—	$2,305,210

LIABILITIES
Other Financial Instruments
Over-the-Counter Interest Rate Swaptions Written	$—	$(50,669)	$—	$(50,669)
Centrally Cleared Credit Default Swap Agreements	—	(185,218)	—	(185,218)
Centrally Cleared Interest Rate Swap Agreements	—	(3,259,892)	—	(3,259,892)
Over-the-Counter Credit Default Swap Agreements	—	(88,999)	—	(88,999)
Futures Contracts (W)	(357,217)	—	—	(357,217)
Forward Foreign Currency Contracts (W)	—	(41,903)	—	(41,903)

Total Other Financial Instruments	$(357,217)	$(3,626,681)	$—	$(3,983,898)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, the total value of 144A securities is $161,514,357, representing 25.2% of the Fund’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2020, the total value of Regulation S securities is $23,767,183, representing 3.7% of the Fund’s net assets.
(E)	Restricted security. At October 31, 2020, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Citigroup, Inc. Fixed until 06/03/2030, 2.57%, 06/03/2031	05/26/2020	$1,800,000	$1,875,765	0.3%

(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,783,125, collateralized by cash collateral of $3,225,803 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,816,933. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(I)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2020, the value of this security is $1,772,843, representing 0.3% of the Fund’s net assets.
(J)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the year ended October 31, 2020 was $501,036 at a weighted average interest rate of 1.00%.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $500,725.
(L)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $3,235,921.
(M)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The value of the security is $74,157.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of such securities is $274,605.
(O)	Percentage rounds to less than 0.1% or (0.1)%.
(P)	Non-income producing security.
(Q)	Rates disclosed reflect the yields at October 31, 2020.
(R)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(T)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(V)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BRL-CDI	Brazil Interbank Deposit Rate
BUXL	Bundesanleihen (German Long-Term Debt)
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2020

	Transamerica Core Bond	Transamerica Mid Cap Value	Transamerica Total Return
Assets:
Investments, at value (A) (B)	$866,341,079	$88,562,946	$842,454,204
Repurchase agreements, at value (C)	13,687,572	2,858,833	11,491,117
Cash	778,733	—	—
Cash collateral pledged at broker for:
Centrally cleared swap agreements	—	—	1,408,000
OTC swap agreements, at value	—	—	10,858
Foreign currency, at value (D)	—	—	1,321,764
Receivables and other assets:
Investments sold	455,809	86,739	3,451
When-issued, delayed-delivery, forward and TBA commitments sold	—	—	290,886,754
Net income from securities lending	4,832	325	1,380
Shares of beneficial interest sold	—	335	—
Dividends	—	43,790	—
Interest	3,952,562	—	3,723,804
Variation margin receivable on centrally cleared swap agreements	—	—	633,054
Variation margin receivable on futures contracts	—	—	163,233
Unrealized appreciation on forward foreign currency contracts	—	—	878,037
Total assets	885,220,587	91,552,968	1,152,975,656

Liabilities:
Cash collateral received upon return of:
Securities on loan	42,828,753	93,113	3,225,803
Cash collateral at broker for:
TBA commitments	—	—	736,000
OTC derivatives (F)	—	—	540,000
Written options and swaptions, at value (E)	—	—	50,669
OTC swap agreements, at value	—	—	88,999
Payables and other liabilities:
Investments purchased	1,178,720	156,440	—
When-issued, delayed-delivery, forward and TBA commitments purchased	—	—	505,887,741
Shares of beneficial interest redeemed	3,885	499	3,058
Due to custodian	—	—	2,067
Investment management fees	316,834	70,204	306,076
Transfer agent fees	5,360	598	4,088
Trustees, CCO and deferred compensation fees	3,661	532	2,287
Audit and tax fees	42,682	17,688	39,361
Custody fees	105,139	9,342	124,668
Legal fees	5,429	600	3,173
Printing and shareholder reports fees	1,532	333	944
Registration fees	742	82	481
Filing fees	2,771	2,228	2,508
Other accrued expenses	14,221	1,503	7,982
Unrealized depreciation on forward foreign currency contracts	—	—	41,903
Total liabilities	44,509,729	353,162	511,067,808
Net assets	$840,710,858	$91,199,806	$641,907,848

Net assets consist of:
Paid-in capital	$759,119,982	$46,955,903	$594,631,343
Total distributable earnings (accumulated losses)	81,590,876	44,243,903	47,276,505
Net assets	$840,710,858	$91,199,806	$641,907,848
Shares outstanding (unlimited shares, no par value)	79,391,098	8,605,304	58,339,054
Net asset value and offering price per share	$10.59	$10.60	$11.00

(A) Investments, at cost	$817,523,371	$61,095,961	$813,309,977
(B) Securities on loan, at value	$69,182,586	$444,444	$12,783,125
(C) Repurchase agreements, at cost	$13,687,572	$2,858,833	$11,491,117
(D) Foreign currency, at cost	$—	$—	$1,339,833
(E) Premium received on written options and swaptions	$—	$—	$(81,367)

(F)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS

For the year ended October 31, 2020

	Transamerica Core Bond	Transamerica Mid Cap Value	Transamerica Total Return
Investment Income:
Dividend income	$—	$2,451,845	$—
Interest income	32,084,631	5,470	19,173,160
Net income from securities lending	67,791	2,768	43,600
Withholding taxes on foreign income	669	—	6,251
Total investment income	32,153,091	2,460,083	19,223,011

Expenses:
Investment management fees	4,437,091	1,008,415	4,124,544
Transfer agent fees	76,812	8,666	46,018
Trustees, CCO and deferred compensation fees	25,515	2,848	15,356
Audit and tax fees	58,023	24,083	53,516
Custody fees	215,413	19,403	259,515
Legal fees	45,785	4,937	26,453
Printing and shareholder reports fees	18,428	3,919	14,007
Registration fees	12,185	3,105	8,024
Interest expense on sale-buybacks	—	—	5,091
Filing fees	19,030	8,055	14,062
Other	31,158	3,431	21,491
Total expenses before waiver and/or reimbursement and recapture	4,939,440	1,086,862	4,588,077
Expense waived and/or reimbursed	—	—	(406,410)
Net expenses	4,939,440	1,086,862	4,181,667

Net investment income (loss)	27,213,651	1,373,221	15,041,344

Net realized gain (loss) on:
Investments	38,095,329	16,642,257	19,496,848
Securities sold short	—	—	(432,509)
Written options and swaptions	—	—	320,778
Swap agreements	—	—	(798,482)
Futures contracts	—	—	(1,482,453)
Forward foreign currency contracts	—	—	405,705
Foreign currency transactions	—	—	(918,030)
Net realized gain (loss)	38,095,329	16,642,257	16,591,857

Net change in unrealized appreciation (depreciation) on:
Investments	(2,365,994)	(31,718,264)	(862,122)
Written options and swaptions	—	—	(14,052)
Swap agreements	—	—	1,389,444
Futures contracts	—	—	444,069
Forward foreign currency contracts	—	—	3,872,327
Translation of assets and liabilities denominated in foreign currencies	—	—	87,982
Net change in unrealized appreciation (depreciation)	(2,365,994)	(31,718,264)	4,917,648
Net realized and change in unrealized gain (loss)	35,729,335	(15,076,007)	21,509,505
Net increase (decrease) in net assets resulting from operations	$62,942,986	$(13,702,786)	$36,550,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Core Bond		Transamerica Mid Cap Value		Transamerica Total Return
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$27,213,651	$32,601,090	$1,373,221	$1,572,028	$15,041,344	$20,075,209
Net realized gain (loss)	38,095,329	4,845,574	16,642,257	11,306,161	16,591,857	19,903,426
Net change in unrealized appreciation (depreciation)	(2,365,994)	87,934,165	(31,718,264)	1,489,868	4,917,648	30,323,400
Net increase (decrease) in net assets resulting from operations	62,942,986	125,380,829	(13,702,786)	14,368,057	36,550,849	70,302,035

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(29,108,173)	(34,419,718)	(12,553,396)	(32,341,429)	(15,739,319)	(17,911,910)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(29,108,173)	(34,419,718)	(12,553,396)	(32,341,429)	(15,739,319)	(17,911,910)

Capital share transactions:
Proceeds from shares sold	49,620,438	13,919,165	5,664,279	2,824,740	112,284,909	2,689,511
Dividends and/or distributions reinvested	29,108,173	34,419,718	12,553,396	32,341,429	15,739,319	17,911,910
Cost of shares redeemed	(387,182,121)	(196,251,611)	(39,996,280)	(30,074,176)	(137,397,513)	(188,564,211)
Net increase (decrease) in net assets resulting from capital share transactions	(308,453,510)	(147,912,728)	(21,778,605)	5,091,993	(9,373,285)	(167,962,790)
Net increase (decrease) in net assets	(274,618,697)	(56,951,617)	(48,034,787)	(12,881,379)	11,438,245	(115,572,665)

Net assets:
Beginning of year	1,115,329,555	1,172,281,172	139,234,593	152,115,972	630,469,603	746,042,268
End of year	$840,710,858	$1,115,329,555	$91,199,806	$139,234,593	$641,907,848	$630,469,603

Capital share transactions - shares:
Shares issued	4,788,306	1,416,459	640,086	229,266	10,412,819	263,661
Shares reinvested	2,789,679	3,471,146	1,013,188	2,978,032	1,519,920	1,767,006
Shares redeemed	(36,865,899)	(19,788,527)	(3,729,366)	(2,389,577)	(13,048,016)	(18,378,709)
Net increase (decrease) in shares outstanding	(29,287,914)	(14,900,922)	(2,076,092)	817,721	(1,115,277)	(16,348,042)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENT OF CASH FLOWS

For the year ended October 31, 2020

Transamerica Total Return
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$36,550,849

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(4,528,758,393)
Proceeds from long-term investments	4,815,335,853
Purchases to cover securities sold short	(583,851,828)
Proceeds from securities sold short	583,419,319
Net amortization (accretion) of discount and premium	(742,012)
Net purchases/proceeds of short-term investments	6,812,932
Net realized (gain) loss	(16,591,857)
Net change in unrealized (appreciation) depreciation	(4,917,648)

Receivables:
(Increase) decrease in receivables for investments sold	55,735,136
(Increase) decrease in receivables for net income from securities lending	4,008
(Increase) decrease in receivables for interest	1,527,568
(Increase) decrease in receivable for tax reclaim	5,706

Payables:
Increase (decrease) in collateral for securities on loan	(9,123,122)
Increase (decrease) in payables for investments purchased	(95,325,129)
Increase (decrease) in accrued liabilities	(13,832)
Net cash provided by (used for) written options and swaptions transactions	338,840
Net cash provided by (used for) swap agreement transactions	1,733,021
Net cash provided by (used for) in futures contracts transactions	(262,723)
Net cash provided by (used for) in forward foreign currency contracts	(3,466,622)
Net cash provided by (used for) foreign currency transactions	(742,066)
Net cash provided by (used for) operating activities	257,668,000

Cash flows from financing activities:
Increase (decrease) to custodian for cash overdraft	177
Proceeds of shares sold, net of receivable for shares sold	112,284,909
Payment of shares redeemed, net of payable for shares redeemed	(137,850,970)
Increase (decrease) from reverse repurchase agreements	(237,315,236)
Proceeds from sale-buyback financing transactions	107,724,937
Payments from sale-buyback financing transactions	(104,881,707)
Net cash provided by (used for) financing activities	(260,037,890)
Net increase (decrease) in cash and foreign currencies	(2,369,890)
Cash and foreign currencies, at beginning of year (A)	$3,823,654
Cash and foreign currencies, at end of year (A)	$1,453,764

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$5,091
Non-cash financing activities included herein consist of reinvestment of distributions	$15,739,319

(A)	For the year ended October 31, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash collateral pledged at broker for:
Reverse repurchase agreements	$903,000	$—
Centrally cleared swap agreements	1,371,000	1,408,000
Foreign currency, at value	2,564,654	1,321,764
Total assets	4,838,654	2,729,764

Liabilities:
Cash collateral received at broker:
OTC derivatives	330,000	540,000
TBA Commitments	685,000	736,000
Total liabilities	1,015,000	1,276,000
Net cash per statement of assets and liabilities	$3,823,654	$1,453,764
Total cash and foreign currencies per statement of cash flows	$3,823,654	$1,453,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016
Net asset value, beginning of year	$10.26	$9.49	$9.97		$10.15		$10.02

Investment operations:
Net investment income (loss) (A)	0.28	0.28	0.28		0.26		0.24	(B)
Net realized and unrealized gain (loss)	0.35	0.79	(0.46)		(0.15)		0.16
Total investment operations	0.63	1.07	(0.18)		0.11		0.40

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.30)	(0.30)		(0.29)		(0.27)

Net asset value, end of year	$10.59	$10.26	$9.49		$9.97		$10.15
Total return	6.21%	11.40%	(1.84)%		1.11%		4.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$840,711	$1,115,330	$1,172,281		$1,309,829		$1,267,278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%	0.46%		0.49%		0.49%
Including waiver and/or reimbursement and recapture	0.48%	0.47%	0.46	%(C)	0.49	%(C)	0.48	%(B)
Net investment income (loss) to average net assets	2.66%	2.83%	2.85%		2.60%		2.40	%(B)
Portfolio turnover rate	23%	13%	28%		29%		22%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2020	October 31, 2019	October 31, 2018		October 31, 2017	October 31, 2016
Net asset value, beginning of year	$13.04	$15.42	$17.02		$15.60	$15.95

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.20		0.14	0.13	(B)
Net realized and unrealized gain (loss)	(1.36)	0.85	(0.17	)(C)	2.44	0.64
Total investment operations	(1.23)	0.99	0.03		2.58	0.77

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.23)	(0.16)		(0.15)	(0.13)
Net realized gains	(1.05)	(3.14)	(1.47)		(1.01)	(0.99)
Total dividends and/or distributions to shareholders	(1.21)	(3.37)	(1.63)		(1.16)	(1.12)

Net asset value, end of year	$10.60	$13.04	$15.42		$17.02	$15.60
Total return	(10.81)%	10.78%	(0.17)%		17.08%	5.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$91,200	$139,235	$152,116		$215,915	$260,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.91%	0.91%		0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.94%	0.91%	0.91%		0.89%	0.88	%(B)
Net investment income (loss) to average net assets	1.19%	1.10%	1.25%		0.84%	0.84	%(B)
Portfolio turnover rate	19%	9%	19%		11%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2020	October 31, 2019		October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.60	$9.84		$10.28	$10.43	$10.46

Investment operations:
Net investment income (loss) (A)	0.26	0.29		0.23	0.22	0.24	(B)
Net realized and unrealized gain (loss)	0.41	0.73		(0.47)	0.06	0.23
Total investment operations	0.67	1.02		(0.24)	0.28	0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.26)		(0.20)	(0.16)	(0.31)
Net realized gains	(0.08)	—		—	(0.27)	(0.19)
Total dividends and/or distributions to shareholders	(0.27)	(0.26)		(0.20)	(0.43)	(0.50)

Net asset value, end of year	$11.00	$10.60		$9.84	$10.28	$10.43
Total return	6.50%	10.50%		(2.34)%	2.87%	4.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$641,908	$630,470		$746,042	$625,067	$556,626
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%		0.78%	0.76%	0.78%
Including waiver and/or reimbursement and recapture	0.68%	0.71	%(C)	0.75%	0.76%	0.76	%(B)
Net investment income (loss) to average net assets	2.45%	2.87%		2.31%	2.13%	2.35	%(B)
Portfolio turnover rate (D)	29%	32%		38%	84%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes extraordinary expenses outside the operating expense limit.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS

At October 31, 2020

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
Transamerica Core Bond (“Core Bond”)
Transamerica Mid Cap Value (“Mid Cap Value”)
Transamerica Total Return (“Total Return”)

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2020, commissions recaptured are as follows. Funds not listed in the subsequent table do not have any commissions recaptured during the year.

Fund	Commissions Recaptured
Mid Cap Value	$2,549

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

value hierarchy in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Total Return using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2020, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at October 31, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Funds may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2020, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Funds’ and the counterparty. Cash collateral that has been pledged to cover the obligations of the Funds’ and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by the Funds’, if any, is disclosed within the Schedule of Investments. Typically, the Funds’ are permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to the Funds’ are not fully collateralized, contractually or otherwise, the Funds’ bear the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2020, the Funds have not utilized the program.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2020.

Repurchase agreements at October 31, 2020, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open reverse repurchase agreements at October 31, 2020, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities. The interest expense is included in Interest income on the Statements of Operations.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ portfolio turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2020, Total Return earned price drop fee income of $230,372. The price drop fee is included in Interest income within the Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statements of Assets and Liabilities. The interest expense is included within Interest income on the Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is included in Interest income on the Statements of Operations.

Open sale-buyback financing transactions at October 31, 2020, if any, are identified within the Schedule of Investments.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio. The Transamerica family of mutual funds is a significant shareholder of the Navigator as of October 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Assets and Liabilities. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2020, if any, are included within the Schedule of Investments and are reflected in Securities sold short, at value within the Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2020. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Core Bond
Securities Lending Transactions
Corporate Debt Securities	$1,851,038	$—	$—	$—	$1,851,038
U.S. Government Obligations	40,977,715	—	—	—	40,977,715
Total Securities Lending Transactions	$42,828,753	$—	$—	$—	$42,828,753
Total Borrowings	$42,828,753	$—	$—	$—	$42,828,753

Mid Cap Value
Securities Lending Transactions
Common Stocks	$93,113	$—	$—	$—	$93,113
Total Borrowings	$93,113	$—	$—	$—	$93,113

Total Return
Securities Lending Transactions
Corporate Debt Securities	$792,143	$—	$—	$—	$792,143
U.S. Government Obligations	2,433,660	—	—	—	2,433,660
Total Securities Lending Transactions	$3,225,803	$—	$—	$—	$3,225,803
Total Borrowings	$3,225,803	$—	$—	$—	$3,225,803

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives to increase or decrease their exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included within the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability within the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statements of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Funds, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at October 31, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statements of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statements of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2020. Funds not listed in the subsequent tables do not have direct exposure to derivative investments during the year.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$728,512	$—	$—	$388,125	$—	$1,116,637
OTC swaps:
OTC swap agreements, at value	—	—	—	10,858	—	10,858
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	299,678	—	—	—	—	299,678
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	878,037		—	—	878,037
Total	$1,028,190	$878,037	$—	$398,983	$—	$2,305,210

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Written options and swaptions:
Written options and swaptions, at value	$(50,669)	$—	$—	$—	$—	$(50,669)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(3,259,892)	—	—	(185,218)	—	(3,445,110)
OTC swaps:
OTC swap agreements, at value	—	—	—	(88,999)	—	(88,999)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(357,217)	—	—	—	—	(357,217)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(41,903)	—	—	—	(41,903)
Total	$(3,667,778)	$(41,903)	$—	$(274,217)	$—	$(3,983,898)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(C)

Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (A)	$(59,375)	$(900)	$—	$—	$—	$(60,275)
Written options and swaptions	303,512	17,266	—	—	—	320,778
Swap agreements	(2,003,484)	—	—	1,205,002	—	(798,482)
Futures contracts	(1,482,453)	—	—	—	—	(1,482,453)
Forward foreign currency contracts	—	405,705	—	—	—	405,705
Total	$(3,241,800)	$422,071	$—	$1,205,002	$—	$(1,614,727)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Total Return
Purchased options and swaptions (B)	$38,842	$891	$—	$—	$—	$39,733
Written options and swaptions	(14,052)	—	—	—	—	(14,052)
Swap agreements	1,593,296	—	—	(203,852)	—	1,389,444
Futures contracts	444,069	—	—	—	—	444,069
Forward foreign currency contracts	—	3,872,327	—	—	—	3,872,327
Total	$2,062,155	$3,873,218	$—	$(203,852)	$—	$5,731,521

(A)	Included within Net realized gain (loss) on Investments in the Statements of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2020.

Total Return
Options:
Average value of option contracts purchased	$12,379
Average notional value of swaption contracts purchased	76,923
Average value of option contracts written	(73,431)
Average notional value of swaption contracts written	(2,153,846)
Credit default swaps:
Average notional value – buy protection	22,015,384
Average notional value – sell protection	16,752,062
Interest rate swaps:
Average notional value – pays fixed rate	87,041,149
Average notional value – receives fixed rate	51,558,185
Futures contracts:
Average notional value of contracts – long	134,825,401
Average notional value of contracts – short	(81,895,797)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	61,176,884
Average contract amounts sold – in USD	115,167,484

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2020. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions during the year.

Counterparty	Gross Amounts of Assets Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statements of Assets and Liabilities (A)	Gross Amounts Not Offset within Statements of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Total Return
Bank of America, N.A.	$—	$—	$—	$—	$4,950	$—	$—	$4,950
Barclays Bank PLC	—	—	—	—	8,444	—	—	8,444
Citibank, N.A.	213,250	(28,509)	—	184,741	28,509	(28,509)	—	—
Deutsche Bank AG	3,526	—	—	3,526	—	—	—	—
Goldman Sachs International	10,858	(10,858)	—	—	88,999	(10,858)	—	78,141
HSBC Bank USA	364,620	—	(364,620)	—	—	—	—	—
JPMorgan Chase Bank, N.A.	171,983	(50,669)	(121,314)	—	50,669	(50,669)	—	—
Standard Chartered Bank	124,658	—	—	124,658	—	—	—	—
Other Derivatives (C)	1,416,315	—	—	1,416,315	3,802,327	—	—	3,802,327

Total	$2,305,210	$(90,036)	$(485,934)	$1,729,240	$3,983,898	$(90,036)	$—	$3,893,862

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)

Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Fund falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Issuers of junk bonds are typically in weaker financial health. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities, and they may result in losses for the Funds. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. RISK FACTORS (continued)

Market risk: The market prices of a Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Fund fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Fund’s exposure to the risks described in the Fund’s prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to a Fund.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

As of October 31, 2020, the investment manager and/or other affiliated investment accounts held balances of each Fund as follows:

Fund	Account Balance	Percentage of Net Assets
Core Bond	$772,361,065	91.87%
Mid Cap Value	86,530,376	94.88
Total Return	544,723,000	84.86

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
Core Bond
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365
Mid Cap Value
First $100 million	0.880
Over $100 million up to $750 million	0.830
Over $750 million up to $1.5 billion	0.810
Over $1.5 billion	0.800

Fund	Rate
Total Return
First $250 million	0.680%
Over $250 million up to $500 million	0.670
Over $500 million up to $750 million	0.660
Over $750 million up to $1 billion	0.630
Over $1 billion up to $3 billion	0.600
Over $3 billion	0.570

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Current Operating Expense Limit	Operating Expense Limit Effective Through
Core Bond	0.60%	March 1, 2021
Mid Cap Value	1.05	March 1, 2021
Total Return	0.68	March 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2018, October 31, 2019 and October 31, 2020, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM during the year.

	Amounts Available
Fund	2018	2019	2020	Total
Total Return	$34,500	$374,151	$406,410	$815,061

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended October 31, 2020.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Funds and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2020, the Funds did not engage in cross-trade transactions.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$153,074,813	$79,141,674	$236,918,683	$291,336,444
Mid Cap Value	21,100,332	—	52,713,499	—
Total Return	124,042,915	73,429,921	231,435,286	157,193,505

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, dollar roll adjustment, swap interest receivable/payable, swap mark-to-market, premium amortization adjustments, forward contracts mark-to-market, futures contracts mark-to-market and straddle loss deferral from underlying investments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Core Bond	$831,246,181	$54,329,808	$(5,547,338)	$48,782,470
Mid Cap Value	64,853,494	33,283,139	(6,714,854)	26,568,285
Total Return	831,363,931	38,866,522	(17,959,053)	20,907,469

As of October 31, 2020, the Funds had no capital loss carryforwards available to offset future realized capital gains.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended October 31, 2020, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Core Bond	$3,978,131

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Core Bond	$29,108,173	$—	$—	$34,419,718	$—	$—
Mid Cap Value	1,621,945	10,931,451	—	2,104,142	30,237,287	—
Total Return	15,739,319	—	—	17,911,910	—	—

As of October 31, 2020, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$1,443,555	$—	$31,364,851	$—	$—	$—	$48,782,470
Mid Cap Value	901,462	—	16,774,156	—	—	—	26,568,285
Total Return	23,210,433	—	10,868,050	—	—	(7,696,800)	20,894,822

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables—Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Funds’ financial statements.

12. CHANGE IN ACCOUNTING PRINCIPLE

The Funds have adopted the FASB Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities” (“ASU 2017-08”), which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date.

It is impracticable to evaluate the effect on individual prior periods, therefore the Funds applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $11,416 and $79,214 for Core Bond and Total Return, respectively. This change in accounting principle has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of each Fund’s financial statements.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

14. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica Core Bond, Transamerica Mid Cap Value and Transamerica Total Return and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica Core Bond, Transamerica Mid Cap Value and Transamerica Total Return (collectively referred to as the “Funds”) (three of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows for Transamerica Total Return for the year ended October 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Transamerica Funds) at October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and cash flows for Transamerica Total Return for the year ended October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2020

Transamerica Funds	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2020, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Mid Cap Value	$1,621,945

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Mid Cap Value	100%

For tax purposes, the long-term capital gain designations for the year ended October 31, 2020 are as follows:

Fund	Long-Term Capital Gain Designation
Mid Cap Value	$10,931,451

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Core Bond
Transamerica Mid Cap Value
Transamerica Total Return

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Core Bond	J.P. Morgan Investment Management Inc.
Transamerica Mid Cap Value	J.P. Morgan Investment Management Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board used the performance of Class I2 Shares, which is currently the sole class offered by the Funds. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 10-year periods and below its benchmark for the past 1- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at J.P. Morgan Investment Management Inc. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at Pacific Investment Management Company LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Fund had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares, which is currently the sole class offered by the Funds. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, noting that sub-advisory fees payable to the Sub-Advisers are paid by TAM and not the Funds. The board also considered the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fees, and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that certain Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds and that TAM believes the use of soft dollars by J.P. Morgan Investment Management Inc. is generally appropriate and in the best interests of the applicable Funds. The Board also noted that J.P. Morgan Investment Management Inc. participates in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2020

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 Funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

121	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);
Director, Aegon
Global Funds
(2016 – present);
Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and Director,
Mongeral Aegon
Investimentos

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust

Company (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

					Ltda. (2018 – present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast

Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	116	N/A
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);

Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (56)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board	116	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and TST (2007 – present); TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present); Registered Representative (2007 – 2016), TCI; Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión, Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); Director, Transamerica Funds Services, Inc. (2019 – present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Transamerica Funds	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Chief Compliance Officer (2019 – present), TAM; General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).
Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Anti-Money Laundering Officer (2019 – present), TAM; Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).
Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present); Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS; Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).
Timothy Bresnahan (52)	Senior Counsel and Assistant Secretary	Since 2020	Assistant Secretary, TET (2019 – present); Secretary, TET (2019); Senior Counsel, TAM (2008 – present).
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2020

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2020

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

270227 10/20

© 2020 Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from a fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with a fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where a fund is held through that intermediary. If you are a direct shareholder with a fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended October 31, 2020.

We believe it is important to understand market conditions over the last fiscal year of the Funds to provide a context for reading this report. As the period began markets were exhibiting strength as the economy was reflecting the lowest unemployment rates in more than a half-century. In addition, wage growth was rising, inflation was benign, consumer spending was strong and the U.S. Federal Reserve (“Fed”) had just concluded a series of three rate cuts, taking the Fed Funds rate down to a lower bound of 1.50%. For these reasons, among others, many investors looked ahead to the year of 2020 with a sense of optimism.

By February of 2020, markets were digesting headlines about a rapidly spreading respiratory virus in China, and fears of its global transmission began to rattle markets. While equity markets peaked at record highs toward the end of February, it soon became clear that COVID-19 cases were expanding internationally and there would be dramatically negative economic impacts. A nationwide lockdown quickly went into effect by the middle of March, and while the Fed slashed short term rates to zero, this could not prevent widespread selling across the stock and credit markets resulting in the fastest 35% decline in the history of the S&P 500® Index by the final week of March. International markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year bond yield dropped to an all-time low of 0.54%.

Throughout the spring of 2020, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June 2020, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-virus high by the end of August. International markets also recovered as their economies opened more and global central banks such as the European Central Bank (“ECB”) also applied high degrees of monetary stimulus, however, they were unable to recover to pre-pandemic levels.

While stocks reached new record highs by Labor Day, volatility returned to the markets during September and October as COVID-19 case levels increased exponentially to daily numbers well in excess of earlier in the year. Election uncertainties and the inability of Congress to pass follow-up legislation on fiscal stimulus and economic relief to the soon expiring CARES Act also created investor angst. By the end of the Funds’ fiscal year, stocks were off their highs but still displaying historic improvement from the March lows, as investors began to focus on the prospects of a continuing economic recovery in 2021 and anxiously awaited news on a COVID-19 vaccine. International equity markets, which had recovered materially in the second quarter, remained relatively range bound since summer and continued to remain below pre-pandemic levels.

For the 12-month period ended October 31, 2020, the S&P 500® Index returned 9.71% while the MSCI EAFE Index, representing international developed market equities, returned -6.46%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 6.19%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results.

Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2020, and held for the entire six-month period until October 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2015
Class R1	$1,000.00	$1,072.50	$5.99	$1,019.40	$5.84	1.15%
Class R3	1,000.00	1,072.60	4.69	1,020.60	4.57	0.90
Class R6	1,000.00	1,075.00	2.61	1,022.60	2.54	0.50

Transamerica ClearTrack® 2020
Class R1	1,000.00	983.70	5.88	1,019.20	5.99	1.18
Class R3	1,000.00	984.70	4.59	1,020.50	4.67	0.92
Class R6	1,000.00	986.00	2.60	1,022.50	2.64	0.52

Transamerica ClearTrack® 2025
Class R1	1,000.00	982.50	5.88	1,019.20	5.99	1.18
Class R3	1,000.00	983.50	4.59	1,020.50	4.67	0.92
Class R6	1,000.00	984.70	2.54	1,022.60	2.59	0.51

Transamerica ClearTrack® 2030
Class R1	1,000.00	1,089.80	6.09	1,019.30	5.89	1.16
Class R3	1,000.00	1,090.90	4.78	1,020.60	4.62	0.91
Class R6	1,000.00	1,092.80	2.68	1,022.60	2.59	0.51

Transamerica ClearTrack® 2035
Class R1	1,000.00	1,102.00	6.08	1,019.40	5.84	1.15
Class R3	1,000.00	1,102.20	4.76	1,020.60	4.57	0.90
Class R6	1,000.00	1,105.80	2.65	1,022.60	2.54	0.50

Transamerica Funds	Annual Report 2020

Disclosure of Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Ending Account Value October 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)

Transamerica ClearTrack® 2040
Class R1	$1,000.00	$1,110.10	$6.10	$1,019.40	$5.84	1.15%
Class R3	1,000.00	1,111.30	4.78	1,020.60	4.57	0.90
Class R6	1,000.00	1,114.30	2.66	1,022.60	2.54	0.50

Transamerica ClearTrack® 2045
Class R1	1,000.00	1,121.60	6.13	1,019.40	5.84	1.15
Class R3	1,000.00	1,122.90	4.80	1,020.60	4.57	0.90
Class R6	1,000.00	1,125.10	2.67	1,022.60	2.54	0.50

Transamerica ClearTrack® 2050
Class R1	1,000.00	1,129.80	6.21	1,019.30	5.89	1.16
Class R3	1,000.00	1,131.10	4.87	1,020.60	4.62	0.91
Class R6	1,000.00	1,134.00	2.74	1,022.60	2.59	0.51

Transamerica ClearTrack® 2055
Class R1	1,000.00	1,129.40	6.16	1,019.40	5.84	1.15
Class R3	1,000.00	1,129.80	4.82	1,020.60	4.57	0.90
Class R6	1,000.00	1,133.10	2.68	1,022.60	2.54	0.50

Transamerica ClearTrack® 2060
Class R1	1,000.00	1,129.50	6.10	1,019.40	5.79	1.14
Class R3	1,000.00	1,130.90	4.77	1,020.70	4.52	0.89
Class R6	1,000.00	1,132.10	2.63	1,022.70	2.49	0.49

Transamerica ClearTrack® Retirement Income
Class R1	1,000.00	1,057.40	5.84	1,019.50	5.74	1.13
Class R3	1,000.00	1,059.50	4.56	1,020.70	4.47	0.88
Class R6	1,000.00	1,060.90	2.49	1,022.70	2.44	0.48

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of any applicable fee waivers and/or reimbursements and recapture, if any, are based on the most recent six-months and may differ from the net expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2015 (Class R6) returned 6.55%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned 4.56%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2015 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income and TIPS contributed while international fixed income and high yield detracted. The top performing holdings were the Schwab U.S. Large-Cap ETF and iShares TIPS Bond ETF. The two negative performers were the Vanguard FTSE Developed Markets ETF and Schwab U.S. Small-Cap ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.0%
U.S. Equity Funds	32.0
International Equity Funds	11.5
Other Investment Company	6.5
International Fixed Income Fund	6.4
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.89%	5.01%	3.96%	03/02/2015
Class R3 (NAV)	6.08%	N/A	7.82%	03/01/2019
Class R6 (NAV)	6.55%	5.69%	4.63%	03/02/2015
Dow Jones Target 2015 Index (A)	4.56%	4.47%	3.72%

(A) The Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Funds - 11.5%
Vanguard FTSE Developed Markets ETF	82,792	$3,266,144
Vanguard FTSE Emerging Markets ETF	16,138	707,006

		3,973,150

International Fixed Income Fund - 6.4%
Vanguard Total International Bond ETF (A)	37,874	2,209,569

U.S. Equity Funds - 32.0%
Schwab U.S. Large-Cap ETF (A)	127,899	10,066,930
Schwab U.S. Small-Cap ETF	14,006	977,899

		11,044,829

U.S. Fixed Income Funds - 49.0%
iShares Core U.S. Aggregate Bond ETF	112,948	13,237,506
iShares TIPS Bond ETF	19,602	2,454,759
Xtrackers USD High Yield Corporate Bond ETF	25,613	1,231,729

		16,923,994

Total Exchange-Traded Funds (Cost $28,941,051)		34,151,542

OTHER INVESTMENT COMPANY - 6.5%
Securities Lending Collateral - 6.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	2,240,326	2,240,326

Total Other Investment Company (Cost $2,240,326)		2,240,326

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $433,387 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $442,104.	$433,387	$ 433,387

Total Repurchase Agreement (Cost $433,387)		433,387

Total Investments (Cost $31,614,764)		36,825,255
Net Other Assets (Liabilities) - (6.7)%		(2,308,142)

Net Assets - 100.0%		$34,517,113

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$34,151,542	$—	$—	$34,151,542
Other Investment Company	2,240,326	—	—	2,240,326
Repurchase Agreement	—	433,387	—	433,387

Total Investments	$36,391,868	$433,387	$—	$36,825,255

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,258,297, collateralized by cash collateral of $2,240,326 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $72,450. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2020 (Class R6) returned -10.60%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned 4.26%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glidepath includes the use of a dynamic rebalancing strategy called Dynamic Risk Management (“DRM”), which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and five years after retirement. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It works best during extended market declines, and often falls short in sideways, or oscillating, markets.

For the year ended October 31, 2020, the Fund underperformed its benchmark, the Dow Jones Target 2020 Index. The DRM process was the primary cause of the underperformance as the process de-risked the Fund following the market sell-off in the first quarter of 2020, but did not re-risk the portfolio during the market recovery during the second and third quarters of 2020, and therefore the Fund did not fully participate in the recovery. Asset allocation effects due to the timing of the de-risking were the primary driver of underperformance. The Fund mitigated some of the large equity drawdowns in the beginning of the year yet was unable to recover the losses due to maintaining the de-risked position during the market rebound that followed. In August, we implemented enhancements to the Fund in an effort to improve the adaptiveness of the DRM strategy in turbulent markets. These enhancements seek to increase the responsiveness of how we de-risk the Fund during market drawdowns and re-risk in recoveries. Additionally, we increased the minimum weighting to the strategic allocation from 5% to 40% of assets to seek to increase market participation in recovery periods.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.7%
U.S. Equity Funds	35.3
International Equity Funds	14.1
International Fixed Income Fund	4.1
Other Investment Company	1.6
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(11.16)%	1.53%	0.89%	03/02/2015
Class R3 (NAV)	(10.91)%	N/A	(2.92)%	03/01/2019
Class R6 (NAV)	(10.60)%	2.18%	1.54%	03/02/2015
Dow Jones Target 2020 Index (A)	4.26%	5.09%	4.22%

(A) The Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 14.1%
Vanguard FTSE Developed Markets ETF	111,652	$4,404,671
Vanguard FTSE Emerging Markets ETF	21,353	935,475

		5,340,146

International Fixed Income Fund - 4.1%
Vanguard Total International Bond ETF (A)	26,617	1,552,836

U.S. Equity Funds - 35.3%
Schwab U.S. Large-Cap ETF	157,044	12,360,933
Schwab U.S. Small-Cap ETF	14,768	1,031,102

		13,392,035

U.S. Fixed Income Funds - 45.7%
iShares 7-10 Year Treasury Bond ETF	3,617	434,257
iShares Core U.S. Aggregate Bond ETF	119,864	14,048,061
iShares TIPS Bond ETF	14,903	1,866,303
Xtrackers USD High Yield Corporate Bond ETF	21,146	1,016,911

		17,365,532

Total Exchange-Traded Funds (Cost $37,846,287)		37,650,549

OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	613,095	613,095

Total Other Investment Company (Cost $613,095)		613,095

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $531,047 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $541,724.	$531,047	$ 531,047

Total Repurchase Agreement (Cost $531,047)		531,047

Total Investments (Cost $38,990,429)		38,794,691
Net Other Assets (Liabilities) - (2.2)%		(822,795)

Net Assets - 100.0%		$37,971,896

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$37,650,549	$—	$—	$37,650,549
Other Investment Company	613,095	—	—	613,095
Repurchase Agreement	—	531,047	—	531,047

Total Investments	$38,263,644	$531,047	$—	$38,794,691

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,274,087, collateralized by cash collateral of $613,095 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $691,786. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2025 (Class R6) returned -11.26%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned 4.26%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

The Fund’s glidepath includes the use of a dynamic rebalancing strategy called Dynamic Risk Management (“DRM”), which seeks to limit an investor’s exposure to extended periods of market declines, in the five years before and five years after retirement. Dynamic Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. It works best during extended market declines, and often falls short in sideways, or oscillating, markets.

For the year ended October 31, 2020, the Fund underperformed its benchmark, the Dow Jones Target 2025 Index. The DRM process was the primary cause of the underperformance as the process de-risked the Fund following the market sell off in the first quarter of 2020, but did not re-risk the portfolio during the market recovery during the second and third quarters of 2020, and therefore the Fund did not fully participate in the recovery. Asset allocation effects due to the timing of the de-risking were the primary driver of underperformance. The Fund mitigated some of the large equity drawdowns in the beginning of the year yet was unable to recover the losses due to maintaining the de-risked position during the market rebound that followed. In August, we implemented enhancements to the Fund in an effort to improve the adaptiveness of the DRM strategy in turbulent markets. These enhancements seek to increase the responsiveness of how we de-risk the Fund during market drawdowns and re-risk in recoveries. Additionally, we increased the minimum weighting to the strategic allocation from 5% to 40% of assets to seek to increase market participation in recovery periods.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	45.7%
U.S. Equity Funds	36.1
International Equity Funds	16.1
International Fixed Income Fund	2.3
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	(11.77)%	2.12%	1.45%	03/02/2015
Class R3 (NAV)	(11.58)%	N/A	(3.36)%	03/01/2019
Class R6 (NAV)	(11.26)%	2.77%	2.09%	03/02/2015
Dow Jones Target 2025 Index (A)	4.26%	5.76%	4.74%

(A) The Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.2%
International Equity Funds - 16.1%
Vanguard FTSE Developed Markets ETF	195,229	$7,701,784
Vanguard FTSE Emerging Markets ETF	35,706	1,564,280

		9,266,064

International Fixed Income Fund - 2.3%
Vanguard Total International Bond ETF (A)	23,053	1,344,912

U.S. Equity Funds - 36.1%
Schwab U.S. Large-Cap ETF	246,509	19,402,723
Schwab U.S. Small-Cap ETF	19,962	1,393,747

		20,796,470

U.S. Fixed Income Funds - 45.7%
iShares 7-10 Year Treasury Bond ETF	33,996	4,081,560
iShares Core U.S. Aggregate Bond ETF	162,396	19,032,811
iShares TIPS Bond ETF	17,140	2,146,442
Xtrackers USD High Yield Corporate Bond ETF	21,611	1,039,273

		26,300,086

Total Exchange-Traded Funds (Cost $57,871,632)		57,707,532

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $1,223,436 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $1,247,953.	$1,223,436	$ 1,223,436

Total Repurchase Agreement (Cost $1,223,436)		1,223,436

Total Investments (Cost $59,095,068)		58,930,968
Net Other Assets (Liabilities) - (2.3)%		(1,334,696)

Net Assets - 100.0%		$57,596,272

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$57,707,532	$—	$—	$57,707,532
Repurchase Agreement	—	1,223,436	—	1,223,436

Total Investments	$57,707,532	$1,223,436	$—	$58,930,968

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,331,435, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,363,615. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2030 (Class R6) returned 6.09%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 4.26%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2030 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income and TIPS contributed while international fixed income and high yield detracted. The top performing holdings were the Schwab U.S. Large-Cap ETF and iShares TIPS Bond ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	41.6%
U.S. Fixed Income Funds	36.5
International Equity Funds	19.3
Other Investment Company	2.4
International Fixed Income Fund	2.0
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.48%	6.20%	5.11%	03/02/2015
Class R3 (NAV)	5.74%	N/A	7.59%	03/01/2019
Class R6 (NAV)	6.09%	6.89%	5.79%	03/02/2015
Dow Jones Target 2030 Index (A)	4.26%	6.48%	5.30%

(A) The Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 19.3%
Vanguard FTSE Developed Markets ETF	220,849	$8,712,493
Vanguard FTSE Emerging Markets ETF	42,992	1,883,480

		10,595,973

International Fixed Income Fund - 2.0%
Vanguard Total International Bond ETF (A)	18,894	1,102,276

U.S. Equity Funds - 41.6%
Schwab U.S. Large-Cap ETF	266,517	20,977,553
Schwab U.S. REIT ETF (A)	8,894	304,797
Schwab U.S. Small-Cap ETF (A)	22,334	1,559,360

		22,841,710

U.S. Fixed Income Funds - 36.5%
iShares Core U.S. Aggregate Bond ETF	151,079	17,706,459
iShares TIPS Bond ETF	13,302	1,665,809
Xtrackers USD High Yield Corporate Bond ETF	14,278	686,629

		20,058,897

Total Exchange-Traded Funds (Cost $44,806,390)		54,598,856

OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	1,326,949	1,326,949

Total Other Investment Company (Cost $1,326,949)		1,326,949

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $436,021 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $444,799.	$436,021	$ 436,021

Total Repurchase Agreement (Cost $436,021)		436,021

Total Investments (Cost $46,569,360)		56,361,826
Net Other Assets (Liabilities) - (2.6)%		(1,452,013)

Net Assets - 100.0%		$54,909,813

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$54,598,856	$—	$—	$54,598,856
Other Investment Company	1,326,949	—	—	1,326,949
Repurchase Agreement	—	436,021	—	436,021

Total Investments	$55,925,805	$436,021	$—	$56,361,826

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,296,343, collateralized by cash collateral of $1,326,949. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2035 (Class R6) returned 6.10%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 4.21%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2035 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed while international fixed income detracted. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.8%
U.S. Fixed Income Funds	26.2
International Equity Funds	22.5
Other Investment Company	2.8
International Fixed Income Fund	1.5
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.31%	6.60%	5.45%	03/02/2015
Class R3 (NAV)	5.57%	N/A	7.43%	03/01/2019
Class R6 (NAV)	6.10%	7.31%	6.13%	03/02/2015
Dow Jones Target 2035 Index (A)	4.21%	7.06%	5.70%

(A) The Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 22.5%
Vanguard FTSE Developed Markets ETF	264,019	$10,415,550
Vanguard FTSE Emerging Markets ETF	52,526	2,301,164

		12,716,714

International Fixed Income Fund - 1.5%
Vanguard Total International Bond ETF (A)	14,484	844,996

U.S. Equity Funds - 48.8%
Schwab U.S. Large-Cap ETF	322,115	25,353,671
Schwab U.S. REIT ETF (A)	12,547	429,986
Schwab U.S. Small-Cap ETF (A)	25,383	1,772,241

		27,555,898

U.S. Fixed Income Funds - 26.2%
iShares Core U.S. Aggregate Bond ETF	121,113	14,194,444
iShares TIPS Bond ETF	4,532	567,542

		14,761,986

Total Exchange-Traded Funds (Cost $44,414,374)		55,879,594

OTHER INVESTMENT COMPANY - 2.8%
Securities Lending Collateral - 2.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	1,564,223	1,564,223

Total Other Investment Company (Cost $1,564,223)		1,564,223

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $600,071 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $612,098.	$600,071	$ 600,071

Total Repurchase Agreement (Cost $600,071)		600,071

Total Investments (Cost $46,578,668)		58,043,888
Net Other Assets (Liabilities) - (2.9)%		(1,638,585)

Net Assets - 100.0%		$56,405,303

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$55,879,594	$—	$—	$55,879,594
Other Investment Company	1,564,223	—	—	1,564,223
Repurchase Agreement	—	600,071	—	600,071

Total Investments	$57,443,817	$600,071	$—	$58,043,888

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,529,680, collateralized by cash collateral of $1,564,223. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2040 (Class R6) returned 5.93%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 4.10%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2040 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed while international fixed income detracted. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.4%
International Equity Funds	24.3
U.S. Fixed Income Fund	21.2
Repurchase Agreement	1.3
Other Investment Company	1.0
International Fixed Income Fund	1.0
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.27%	6.94%	5.70%	03/02/2015
Class R3 (NAV)	5.52%	N/A	7.34%	03/01/2019
Class R6 (NAV)	5.93%	7.72%	6.45%	03/02/2015
Dow Jones Target 2040 Index (A)	4.10%	7.53%	6.01%

(A) The Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Funds - 24.3%
Vanguard FTSE Developed Markets ETF	253,950	$10,018,328
Vanguard FTSE Emerging Markets ETF	52,203	2,287,013

		12,305,341

International Fixed Income Fund - 1.0%
Vanguard Total International Bond ETF (A)	8,482	494,840

U.S. Equity Funds - 52.4%
Schwab U.S. Large-Cap ETF	310,568	24,444,807
Schwab U.S. REIT ETF (A)	12,959	444,105
Schwab U.S. Small-Cap ETF	23,742	1,657,667

		26,546,579

U.S. Fixed Income Fund - 21.2%
iShares Core U.S. Aggregate Bond ETF	91,457	10,718,760

Total Exchange-Traded Funds (Cost $39,656,790)		50,065,520

OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	512,315	512,315

Total Other Investment Company (Cost $512,315)		512,315

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $635,013 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $647,734.	$635,013	$ 635,013

Total Repurchase Agreement (Cost $635,013)		635,013

Total Investments (Cost $40,804,118)		51,212,848
Net Other Assets (Liabilities) - (1.2)%		(626,840)

Net Assets - 100.0%		$50,586,008

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$50,065,520	$—	$—	$50,065,520
Other Investment Company	512,315	—	—	512,315
Repurchase Agreement	—	635,013	—	635,013

Total Investments	$50,577,835	$635,013	$—	$51,212,848

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $500,516, collateralized by cash collateral of $512,315. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equtiies, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2045 (Class R6) returned 5.76%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 3.98%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2045 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed to performance. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	59.7%
International Equity Funds	27.1
U.S. Fixed Income Fund	12.5
Other Investment Company	1.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.15%	7.37%	6.06%	03/02/2015
Class R3 (NAV)	5.34%	N/A	7.25%	03/01/2019
Class R6 (NAV)	5.76%	8.07%	6.74%	03/02/2015
Dow Jones Target 2045 Index (A)	3.98%	7.82%	6.21%

(A) The Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 27.1%
Vanguard FTSE Developed Markets ETF	182,788	$7,210,987
Vanguard FTSE Emerging Markets ETF	35,826	1,569,537

		8,780,524

U.S. Equity Funds - 59.7%
Schwab U.S. Large-Cap ETF (A)	227,088	17,874,097
Schwab U.S. REIT ETF (A)	9,449	323,817
Schwab U.S. Small-Cap ETF	16,731	1,168,158

		19,366,072

U.S. Fixed Income Fund - 12.5%
iShares Core U.S. Aggregate Bond ETF	34,460	4,038,712

Total Exchange-Traded Funds (Cost $24,773,892)		32,185,308

OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	463,050	463,050

Total Other Investment Company (Cost $463,050)		463,050

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $319,768 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 10/15/2023, and with a value of $326,253.	$319,768	$ 319,768

Total Repurchase Agreement (Cost $319,768)		319,768

Total Investments (Cost $25,556,710)		32,968,126
Net Other Assets (Liabilities) - (1.7)%		(536,686)

Net Assets - 100.0%		$32,431,440

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$32,185,308	$—	$—	$32,185,308
Other Investment Company	463,050	—	—	463,050
Repurchase Agreement	—	319,768	—	319,768

Total Investments	$32,648,358	$319,768	$—	$32,968,126

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $452,826, collateralized by cash collateral of $463,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equitiess outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2050 (Class R6) returned 5.63%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 3.89%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2050 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	63.7%
International Equity Funds	28.7
U.S. Fixed Income Fund	6.5
Repurchase Agreement	1.3
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	4.87%	7.35%	6.02%	03/02/2015
Class R3 (NAV)	5.14%	N/A	7.07%	03/01/2019
Class R6 (NAV)	5.63%	8.07%	6.72%	03/02/2015
Dow Jones Target 2050 Index (A)	3.89%	7.95%	6.30%

(A) The Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.9%
International Equity Funds - 28.7%
Vanguard FTSE Developed Markets ETF	163,518	$6,450,785
Vanguard FTSE Emerging Markets ETF	32,169	1,409,324

		7,860,109

U.S. Equity Funds - 63.7%
Schwab U.S. Large-Cap ETF	204,715	16,113,118
Schwab U.S. REIT ETF (A)	8,202	281,083
Schwab U.S. Small-Cap ETF	14,460	1,009,597

		17,403,798

U.S. Fixed Income Fund - 6.5%
iShares Core U.S. Aggregate Bond ETF	15,214	1,783,081

Total Exchange-Traded Funds (Cost $20,780,534)		27,046,988

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	14,035	14,035

Total Other Investment Company (Cost $14,035)		14,035

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (B), dated 10/30/2020, to be repurchased at $351,766 on 11/02/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 07/31/2023, and with a value of $358,868.	$351,766	$ 351,766

Total Repurchase Agreement (Cost $351,766)		351,766

Total Investments (Cost $21,146,335)		27,412,789
Net Other Assets (Liabilities) - (0.3)%		(68,664)

Net Assets - 100.0%		$27,344,125

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$27,046,988	$—	$—	$27,046,988
Other Investment Company	14,035	—	—	14,035
Repurchase Agreement	—	351,766	—	351,766

Total Investments	$27,061,023	$351,766	$—	$27,412,789

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $13,742, collateralized by cash collateral of $14,035. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2055 (Class R6) returned 5.60%. By comparison, its benchmark, the Dow Jones Target 2055 Index, returned 3.89%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2055 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.7%
International Equity Funds	29.6
U.S. Fixed Income Fund	6.7
Other Investment Company	1.5
Net Other Assets (Liabilities)	(3.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	4.89%	6.61%	07/07/2017
Class R3 (NAV)	5.12%	7.14%	03/01/2019
Class R6 (NAV)	5.60%	7.30%	07/07/2017
Dow Jones Target 2055 Index (A)	3.89%	6.91%

(A) The Dow Jones Target 2055 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.0%
International Equity Funds - 29.6%
Vanguard FTSE Developed Markets ETF (A)	4,329	$170,779
Vanguard FTSE Emerging Markets ETF	835	36,582

		207,361

U.S. Equity Funds - 65.7%
Schwab U.S. Large-Cap ETF	5,420	426,608
Schwab U.S. REIT ETF	222	7,608
Schwab U.S. Small-Cap ETF (A)	383	26,741

		460,957

U.S. Fixed Income Fund - 6.7%
iShares Core U.S. Aggregate Bond ETF	401	46,997

Total Exchange-Traded Funds (Cost $639,926)		715,315

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	10,830	$ 10,830

Total Other Investment Company (Cost $10,830)		10,830

Total Investments (Cost $650,756)		726,145
Net Other Assets (Liabilities) - (3.5)%		(24,251)

Net Assets - 100.0%		$701,894

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$715,315	$—	$—	$715,315
Other Investment Company	10,830	—	—	10,830

Total Investments	$726,145	$—	$—	$726,145

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,652, collateralized by cash collateral of $10,830 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $40. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the past 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large cap equities rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® 2060 (Class R6) returned 5.57%. By comparison, its benchmark, the Dow Jones Target 2060 Index, returned 3.89%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glidepath in which over time the Fund’s target asset mix will gradually become more conservative until approximately 10 years after the target date, at which time the target asset mix will become static.

For the year ended October 31, 2020, the Fund outperformed its benchmark, the Dow Jones Target 2060 Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity contributed the most while international developed equity detracted. Within fixed income, U.S. fixed income contributed. The top performing holdings were the Schwab U.S. Large-Cap ETF and Vanguard FTSE Emerging Markets ETF. The worst performers were the Schwab U.S. REIT ETF and Vanguard FTSE Developed Markets ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.8%
International Equity Funds	29.7
U.S. Fixed Income Fund	6.7
Other Investment Company	1.6
Net Other Assets (Liabilities)	(3.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	4.87%	6.62%	07/07/2017
Class R3 (NAV)	5.19%	7.18%	03/01/2019
Class R6 (NAV)	5.57%	7.30%	07/07/2017
Dow Jones Target 2060 Index (A)	3.89%	6.91%

(A) The Dow Jones Target 2060 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 102.2%
International Equity Funds - 29.7%
Vanguard FTSE Developed Markets ETF	4,106	$161,982
Vanguard FTSE Emerging Markets ETF	819	35,880

		197,862

U.S. Equity Funds - 65.8%
Schwab U.S. Large-Cap ETF	5,161	406,223
Schwab U.S. REIT ETF	211	7,231
Schwab U.S. Small-Cap ETF (A)	365	25,484

		438,938

U.S. Fixed Income Fund - 6.7%
iShares Core U.S. Aggregate Bond ETF	382	44,770

Total Exchange-Traded Funds (Cost $608,721)		681,570

	Shares	Value
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.09% (B)	10,403	$ 10,403

Total Other Investment Company (Cost $10,403)		10,403

Total Investments (Cost $619,124)		691,973
Net Other Assets (Liabilities) - (3.8)%		(25,372)

Net Assets - 100.0%		$666,601

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$681,570	$—	$—	$681,570
Other Investment Company	10,403	—	—	10,403

Total Investments	$691,973	$—	$—	$691,973

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $10,194, collateralized by cash collateral of $10,403. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at October 31, 2020.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Over the past year, global equity returns varied across region. Within the U.S., for the 12-month period ended October 31, 2020, large cap equities outperformed small cap equities, with the S&P 500® Index returning 9.71% versus -0.14% for the Russell 2000® Index. During the first quarter of 2020, U.S. large cap equities experienced their worst quarterly decline since 2008 as the COVID-19 outbreak spread across the globe. Additionally, U.S. equity volatility, as measured by the VIX Index, hit a high of 82.69 – well above its long-term average. U.S. large caps rallied over the next two quarters as fiscal stimulus and hopes of a COVID-19 vaccine drove equity market returns. Abroad, emerging markets outperformed developed markets, with the MSCI Emerging Markets Index outperforming the MSCI EAFE Index over the 12-month period ended October 31, 2020.

Crude oil declined over the past year as it was unable to recover from a historic demand decline in the first quarter of 2020 following the COVID-19 outbreak. Gold, on the other hand appreciated over the past year during the market turmoil. The U.S. ten-year yield declined 0.82% over the past year and ended October 2020 at 0.87%. In the first quarter of 2020, the U.S. ten-year yield fell sharply as the COVID-19 pandemic escalated. The U.S. Federal Reserve (“Fed”) cut its policy rate first by fifty basis points and then by one-hundred basis points to support the economy. In July, the ten-year yield fell again as the Fed reiterated that they will use all possible tools to support the U.S. economy and that interest rates will remain near zero “until the Fed is confident that the economy has weathered recent events.” However, longer dated yields rose in August after the Fed announced that it would modify its long-term inflation target to an average of 2%.

PERFORMANCE

For the year ended October 31, 2020, Transamerica ClearTrack® Retirement Income (Class R6) returned 6.47%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica ClearTrack® Retirement Income Blended Benchmark, returned 6.19% and 3.15%, respectively.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by investing in a combination of underlying exchange-traded funds (“ETFs”) representing a variety of broad asset classes – equity, fixed income and inflation-hedging – and investment styles. The Fund generally maintains a static target allocation to these asset classes.

For the year ended October 31, 2020, the Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Asset allocation and sub asset class selection effects were the primary factors in outperformance as the Fund held an overweight allocation to equities relative to its benchmark. Within equities, allocations to U.S. large cap equity and emerging market equity contributed the most, while international developed equity and U.S. small cap equity detracted. Within fixed income, U.S. fixed income and TIPS contributed while international fixed income and high yield detracted. The top performing holdings were the Schwab U.S. Large-Cap ETF and iShares TIPS Bond ETF. The worst performers were the Vanguard FTSE Developed Markets ETF and Schwab U.S. Small-Cap ETF.

Lisa Wang, CFA

Thomas Picciochi

Co-Portfolio Managers

QS Investors, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	57.1%
U.S. Equity Funds	25.7
International Fixed Income Fund	10.7
International Equity Funds	5.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2020
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.81%	4.81%	3.92%	03/02/2015
Class R3 (NAV)	6.09%	N/A	7.89%	03/01/2019
Class R6 (NAV)	6.47%	5.50%	4.60%	03/02/2015
Bloomberg Barclays US Aggregate Bond Index (A)	6.19%	4.08%	3.59%
Transamerica ClearTrack® Retirement Income Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H) (I)	3.15%	5.21%	4.29%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate ex-US, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg Barclays Global Aggregate ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The Bloomberg Barclays US Corporate High Yield 2% Issuer Cap Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(G) The FTSE NAREIT Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(H) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(I) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recoupment by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Transamerica ClearTrack® target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained, which may constrain liquidity. The allocations are intended to become more conservative over time: the fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or protect against market loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2020

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2020

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 5.8%
Vanguard FTSE Developed Markets ETF	70,430	$2,778,463
Vanguard FTSE Emerging Markets ETF	15,923	697,587

		3,476,050

International Fixed Income Fund - 10.7%
Vanguard Total International Bond ETF	108,747	6,344,300

U.S. Equity Funds - 25.7%
Schwab U.S. Large-Cap ETF	171,232	13,477,671
Schwab U.S. Small-Cap ETF	24,820	1,732,932

		15,210,603

U.S. Fixed Income Funds - 57.1%
iShares Core U.S. Aggregate Bond ETF	225,362	26,412,426
iShares TIPS Bond ETF	33,617	4,209,857
Xtrackers USD High Yield Corporate Bond ETF	65,719	3,160,427

		33,782,710

Total Exchange-Traded Funds (Cost $52,512,704)		58,813,663

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (A), dated 10/30/2020, to be repurchased at $392,658 on 11/02/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 09/15/2023, and with a value of $400,579.	$392,658	$ 392,658

Total Repurchase Agreement (Cost $392,658)		392,658

Total Investments (Cost $52,905,362)		59,206,321
Net Other Assets (Liabilities) - (0.0)% (B)		(24,427)

Net Assets - 100.0%		$59,181,894

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$58,813,663	$—	$—	$58,813,663
Repurchase Agreement	—	392,658	—	392,658

Total Investments	$58,813,663	$392,658	$—	$59,206,321

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at October 31, 2020.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2020

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030		Transamerica ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$36,391,868	$38,263,644	$57,707,532	$55,925,805		$57,443,817
Repurchase agreements, at value (C)	433,387	531,047	1,223,436	436,021		600,071
Receivables and other assets:
Investments sold	—	280,734	1,886,752	—		—
Net income from securities lending	540	476	726	598		836
Shares of beneficial interest sold	—	1,564	—	74		8,700
Total assets	36,825,795	39,077,465	60,818,446	56,362,498		58,053,424

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,240,326	613,095	—	1,326,949		1,564,223
Payables and other liabilities:
Investments purchased	—	435,595	3,002,922	—		—
Shares of beneficial interest redeemed	4,176	53	134,587	38,706		218
Investment management fees	24,502	13,497	28,793	34,505		30,212
Distribution and service fees	14,749	16,330	24,788	23,722		24,494
Transfer agent fees	4,651	5,148	7,819	7,478		7,722
Trustees, CCO and deferred compensation fees	131	166	224	183		186
Audit and tax fees	14,258	14,326	14,448	14,361		14,368
Custody fees	1,841	2,715	2,882	1,823		1,705
Legal fees	184	233	346	287		292
Printing and shareholder reports fees	1,212	1,587	2,221	1,745		1,756
Registration fees	27	31	47	45		46
Filing fees	2,172	2,181	2,192	2,183		2,183
Other accrued expenses	453	612	905	698		716
Total liabilities	2,308,682	1,105,569	3,222,174	1,452,685		1,648,121
Net assets	$34,517,113	$37,971,896	$57,596,272	$54,909,813		$56,405,303

Net assets consist of:
Paid-in capital	$28,890,287	$38,332,261	$56,864,628	$43,811,568		$43,873,417
Total distributable earnings (accumulated losses)	5,626,826	(360,365)	731,644	11,098,245		12,531,886
Net assets	$34,517,113	$37,971,896	$57,596,272	$54,909,813		$56,405,303
Net assets by class:
Class R1	33,906,871	37,467,775	55,998,980	54,145,066		55,524,570
Class R3	11,345	9,516	9,447	11,296		11,277
Class R6	598,897	494,605	1,587,845	753,451		869,456
Shares outstanding (unlimited shares, no par value):
Class R1	3,099,373	4,141,021	5,866,028	4,648,223		4,673,533
Class R3	1,038	1,053	990	971		950
Class R6	54,233	54,105	164,514	63,945		72,362
Net asset value per share:
Class R1	$10.94	$9.05	$9.55	$11.65		$11.88
Class R3	10.93	9.04	9.54	11.64	(D)	11.86	(D)
Class R6	11.04	9.14	9.65	11.78		12.02

(A) Investments, at cost	$31,181,377	$38,459,382	$57,871,632	$46,133,339		$45,978,597
(B) Securities on loan, at value	$2,258,297	$1,274,087	$1,331,435	$1,296,343		$1,529,680
(C) Repurchase agreements, at cost	$433,387	$531,047	$1,223,436	$436,021		$600,071

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

	Transamerica ClearTrack® 2040		Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050		Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Assets:
Investments, at value (A) (B)	$50,577,835		$32,648,358	$27,061,023		$726,145	$691,973
Repurchase agreements, at value (C)	635,013		319,768	351,766		—	—
Cash	—		—	—		6,100	4,495
Receivables and other assets:
Net income from securities lending	1,140		1,543	1,020		36	44
Shares of beneficial interest sold	—		31	5,300		—	59
Total assets	51,213,988		32,969,700	27,419,109		732,281	696,571

Liabilities:
Cash collateral received upon return of:
Securities on loan	512,315		463,050	14,035		10,830	10,403
Payables and other liabilities:
Shares of beneficial interest redeemed	37,963		15,942	6,970		29	16
Investment management fees	28,107		21,130	19,287		1,701	1,805
Distribution and service fees	21,826		14,139	11,785		139	139
Transfer agent fees	6,883		4,458	3,718		47	47
Trustees, CCO and deferred compensation fees	165		109	87		3	2
Audit and tax fees	14,332		14,241	14,206		14,070	14,069
Custody fees	1,679		1,299	1,325		1,218	1,143
Legal fees	259		170	137		3	3
Printing and shareholder reports fees	1,601		1,115	914		188	184
Registration fees	41		27	22		1	1
Filing fees	2,180		2,170	2,166		2,151	2,151
Other accrued expenses	629		410	332		7	7
Total liabilities	627,980		538,260	74,984		30,387	29,970
Net assets	$50,586,008		$32,431,440	$27,344,125		$701,894	$666,601

Net assets consist of:
Paid-in capital	$38,911,129		$24,122,343	$20,654,377		$613,309	$580,465
Total distributable earnings (accumulated losses)	11,674,879		8,309,097	6,689,748		88,585	86,136
Net assets	$50,586,008		$32,431,440	$27,344,125		$701,894	$666,601
Net assets by class:
Class R1	49,510,228		31,883,356	26,658,983		309,201	309,310
Class R3	11,254		11,238	11,209		11,225	11,230
Class R6	1,064,526		536,846	673,933		381,468	346,061
Shares outstanding (unlimited shares, no par value):
Class R1	4,126,279		2,599,440	2,140,505		26,844	26,869
Class R3	940		918	903		977	977
Class R6	87,341		43,260	53,461		32,935	29,897
Net asset value per share:
Class R1	$12.00		$12.27	$12.45		$11.52	$11.51
Class R3	11.98	(D)	12.24	12.42	(D)	11.49	11.49
Class R6	12.19		12.41	12.61		11.58	11.57	(D)

(A) Investments, at cost	$40,169,105		$25,236,942	$20,794,569		$650,756	$619,124
(B) Securities on loan, at value	$500,516		$452,826	$13,742		$10,652	$10,194
(C) Repurchase agreements, at cost	$635,013		$319,768	$351,766		$—	$—

(D)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2020

Transamerica ClearTrack® Retirement Income
Assets:
Investments, at value (A)	$58,813,663
Repurchase agreements, at value (B)	392,658
Receivables and other assets:
Net income from securities lending	516
Shares of beneficial interest sold	60,580
Total assets	59,267,417
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	304
Investment management fees	30,207
Distribution and service fees	25,281
Transfer agent fees	7,969
Trustees, CCO and deferred compensation fees	212
Audit and tax fees	14,398
Custody fees	1,861
Legal fees	317
Printing and shareholder reports fees	1,954
Registration fees	48
Filing fees	2,187
Other accrued expenses	785
Total liabilities	85,523
Net assets	$59,181,894

Net assets consist of:
Paid-in capital	$51,785,324
Total distributable earnings (accumulated losses)	7,396,570
Net assets	$59,181,894
Net assets by class:
Class R1	58,472,444
Class R3	11,348
Class R6	698,102
Shares outstanding (unlimited shares, no par value):
Class R1	5,382,984
Class R3	1,044
Class R6	63,567
Net asset value per share:
Class R1	$10.86
Class R3	10.87
Class R6	10.98

(A) Investments, at cost	$52,512,704
(B) Repurchase agreements, at cost	$392,658

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS

For the year ended October 31, 2020

	Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2035
Investment Income:
Dividend income	$827,297	$697,397	$1,007,341	$1,258,751	$1,266,689
Interest income	947	1,563	2,839	1,362	2,113
Net income from securities lending	8,706	7,807	9,212	11,060	10,350
Total investment income	836,950	706,767	1,019,392	1,271,173	1,279,152

Expenses:
Investment management fees	135,774	169,895	254,813	212,768	217,523
Distribution and service fees:
Class R1	176,135	221,098	327,383	277,105	282,721
Class R3	27	25	25	27	27
Transfer agent fees
Class R1	55,483	69,646	103,126	87,288	89,057
Class R3	17	16	16	17	17
Class R6	37	36	118	42	52
Trustees, CCO and deferred compensation fees	896	1,096	1,645	1,378	1,410
Audit and tax fees	18,097	18,198	18,414	18,270	18,279
Custody fees	3,768	4,869	5,418	3,643	3,534
Legal fees	1,540	1,903	2,924	2,433	2,480
Printing and shareholder reports fees	6,715	16,651	11,936	9,808	9,994
Registration fees	39,473	39,557	39,781	39,675	39,687
Filing fees	9,124	9,283	9,498	9,334	9,343
Other	1,010	1,354	2,029	1,566	1,599
Total expenses before waiver and/or reimbursement and recapture	448,096	553,627	777,126	663,354	675,723
Expenses waived and/or reimbursed:
Class R1	(62,130)	(74,337)	(56,389)	(45,834)	(42,699)
Class R3	(21)	(19)	(10)	(9)	(9)
Class R6	(966)	(852)	(1,558)	(569)	(616)
Recapture of previously waived and/or reimbursed fees:
Class R1	18,763	27,769	34,012	22,952	21,037
Class R3	7	8	7	5	5
Class R6	361	347	1,022	338	352
Net expenses	404,110	506,543	754,210	640,237	653,793

Net investment income (loss)	432,840	200,224	265,182	630,936	625,359

Net realized gain (loss) on:
Investments	687,051	883,215	1,251,764	1,034,788	799,720

Net change in unrealized appreciation (depreciation) on:
Investments	794,920	(6,281,562)	(9,818,712)	1,301,552	1,368,395
Net realized and change in unrealized gain (loss)	1,481,971	(5,398,347)	(8,566,948)	2,336,340	2,168,115
Net increase (decrease) in net assets resulting from operations	$1,914,811	$(5,198,123)	$(8,301,766)	$2,967,276	$2,793,474

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

	Transamerica ClearTrack® 2040	Transamerica ClearTrack® 2045	Transamerica ClearTrack® 2050	Transamerica ClearTrack® 2055	Transamerica ClearTrack® 2060
Investment Income:
Dividend income	$1,132,382	$734,687	$600,743	$14,671	$14,166
Interest income	1,427	976	802	—	—
Net income from securities lending	11,265	9,454	8,950	340	366
Total investment income	1,145,074	745,117	610,495	15,011	14,532

Expenses:
Investment management fees	193,231	126,490	103,206	2,493	2,402
Distribution and service fees:
Class R1	249,541	164,047	133,092	1,492	1,493
Class R3	27	27	27	27	27
Transfer agent fees
Class R1	78,605	51,675	41,924	470	470
Class R3	17	17	17	17	17
Class R6	70	35	40	26	24
Trustees, CCO and deferred compensation fees	1,252	820	667	18	16
Audit and tax fees	18,226	18,075	18,019	17,795	17,795
Custody fees	3,486	2,764	2,812	861	733
Legal fees	2,199	1,435	1,173	28	27
Printing and shareholder reports fees	9,040	6,578	5,691	1,435	1,429
Registration fees	39,624	39,449	39,389	37,674	37,674
Filing fees	9,269	9,079	9,000	8,801	8,801
Other	1,424	931	750	18	16
Total expenses before waiver and/or reimbursement and recapture	606,011	421,422	355,807	71,155	70,924
Expenses waived and/or reimbursed:
Class R1	(46,094)	(56,362)	(57,945)	(34,641)	(35,976)
Class R3	(11)	(20)	(24)	(1,256)	(1,304)
Class R6	(955)	(861)	(1,266)	(40,499)	(39,064)
Recapture of previously waived and/or reimbursed fees:
Class R1	19,285	15,278	14,595	4,670	4,912
Class R3	5	6	6	169	178
Class R6	455	275	403	5,666	5,474
Net expenses	578,696	379,738	311,576	5,264	5,144

Net investment income (loss)	566,378	365,379	298,919	9,747	9,388

Net realized gain (loss) on:
Investments	1,042,713	785,117	293,003	8,698	8,921

Net change in unrealized appreciation (depreciation) on:
Investments	931,849	451,818	708,701	17,332	14,833
Net realized and change in unrealized gain (loss)	1,974,562	1,236,935	1,001,704	26,030	23,754
Net increase (decrease) in net assets resulting from operations	$2,540,940	$1,602,314	$1,300,623	$35,777	$33,142

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2020

Transamerica ClearTrack® Retirement Income
Investment Income:
Dividend income	$1,484,628
Interest income	1,404
Net income from securities lending	14,394
Total investment income	1,500,426

Expenses:
Investment management fees	233,398
Distribution and service fees:
Class R1	303,971
Class R3	28
Transfer agent fees
Class R1	95,752
Class R3	17
Class R6	46
Trustees, CCO and deferred compensation fees	1,518
Audit and tax fees	18,319
Custody fees	3,422
Legal fees	2,656
Printing and shareholder reports fees	10,398
Registration fees	39,729
Filing fees	9,423
Other	1,735
Total expenses before waiver and/or reimbursement and recapture	720,412
Expenses waived and/or reimbursed:
Class R1	(49,356)
Class R3	(9)
Class R6	(554)
Recapture of previously waived and/or reimbursed fees:
Class R1	19,276
Class R3	5
Class R6	249
Net expenses	690,023

Net investment income (loss)	810,403

Net realized gain (loss) on:
Investments	783,267

Net change in unrealized appreciation (depreciation) on:
Investments	1,677,656
Net realized and change in unrealized gain (loss)	2,460,923
Net increase (decrease) in net assets resulting from operations	$3,271,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica ClearTrack® 2015		Transamerica ClearTrack® 2020		Transamerica ClearTrack® 2025
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$432,840	$612,459	$200,224	$837,873	$265,182	$1,070,879
Net realized gain (loss)	687,051	192,405	883,215	550,072	1,251,764	785,917
Net change in unrealized appreciation (depreciation)	794,920	3,029,963	(6,281,562)	4,021,542	(9,818,712)	6,008,471
Net increase (decrease) in net assets resulting from operations	1,914,811	3,834,827	(5,198,123)	5,409,487	(8,301,766)	7,865,267

Dividends and/or distributions to shareholders:
Class R1	(1,199,368)	(2,108,221)	(2,250,540)	(3,804,283)	(1,936,113)	(4,579,460)
Class R3 (A)	(387)	—	(521)	—	(318)	—
Class R6	(14,893)	(25,209)	(23,186)	(48,106)	(42,780)	(97,898)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,214,648)	(2,133,430)	(2,274,247)	(3,852,389)	(1,979,211)	(4,677,358)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,340,703	669,424	1,478,545	1,074,064	1,901,962	1,972,794
Class R3 (A)	—	10,000	—	10,000	—	10,000
Class R6	180,875	11,417	195,207	27,781	1,307,297	89,482
	1,521,578	690,841	1,673,752	1,111,845	3,209,259	2,072,276
Dividends and/or distributions reinvested:
Class R1	1,199,368	2,108,221	2,250,540	3,804,283	1,936,113	4,579,460
Class R3 (A)	387	—	521	—	318	—
Class R6	14,893	25,209	23,186	48,106	42,780	97,898
	1,214,648	2,133,430	2,274,247	3,852,389	1,979,211	4,677,358
Cost of shares redeemed:
Class R1	(7,223,094)	(8,122,342)	(10,515,947)	(14,681,880)	(11,768,844)	(8,964,120)
Class R6	(1,495)	(91,672)	(97,966)	(312,305)	(856,785)	(322,570)
	(7,224,589)	(8,214,014)	(10,613,913)	(14,994,185)	(12,625,629)	(9,286,690)
Net increase (decrease) in net assets resulting from capital share transactions	(4,488,363)	(5,389,743)	(6,665,914)	(10,029,951)	(7,437,159)	(2,537,056)
Net increase (decrease) in net assets	(3,788,200)	(3,688,346)	(14,138,284)	(8,472,853)	(17,718,136)	650,853

Net assets:
Beginning of year	38,305,313	41,993,659	52,110,180	60,583,033	75,314,408	74,663,555
End of year	$34,517,113	$38,305,313	$37,971,896	$52,110,180	$57,596,272	$75,314,408

Capital share transactions - shares:
Shares issued:
Class R1	129,032	65,536	156,177	105,986	187,154	184,963
Class R3 (A)	—	1,001	—	1,003	—	962
Class R6	17,711	1,122	20,892	2,700	132,904	8,338
	146,743	67,659	177,069	109,689	320,058	194,263
Shares reinvested:
Class R1	113,041	224,279	214,541	406,007	173,331	475,541
Class R3 (A)	37	—	50	—	28	—
Class R6	1,397	2,670	2,200	5,112	3,806	10,113
	114,475	226,949	216,791	411,119	177,165	485,654
Shares redeemed:
Class R1	(695,425)	(797,441)	(1,081,110)	(1,432,999)	(1,155,720)	(847,057)
Class R6	(139)	(9,260)	(10,530)	(29,985)	(87,236)	(29,915)
	(695,564)	(806,701)	(1,091,640)	(1,462,984)	(1,242,956)	(876,972)
Net increase (decrease) in shares outstanding:
Class R1	(453,352)	(507,626)	(710,392)	(921,006)	(795,235)	(186,553)
Class R3 (A)	37	1,001	50	1,003	28	962
Class R6	18,969	(5,468)	12,562	(22,173)	49,474	(11,464)
	(434,346)	(512,093)	(697,780)	(942,176)	(745,733)	(197,055)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2030		Transamerica ClearTrack® 2035		Transamerica ClearTrack® 2040
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$630,936	$793,755	$625,359	$771,109	$566,378	$669,692
Net realized gain (loss)	1,034,788	828,410	799,720	434,218	1,042,713	531,630
Net change in unrealized appreciation (depreciation)	1,301,552	4,622,025	1,368,395	5,175,000	931,849	4,467,726
Net increase (decrease) in net assets resulting from operations	2,967,276	6,244,190	2,793,474	6,380,327	2,540,940	5,669,048

Dividends and/or distributions to shareholders:
Class R1	(1,624,355)	(3,552,266)	(1,190,693)	(3,819,723)	(1,204,569)	(3,376,290)
Class R3 (A)	(343)	—	(257)	—	(284)	—
Class R6	(13,470)	(26,756)	(14,659)	(34,336)	(23,108)	(60,060)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,638,168)	(3,579,022)	(1,205,609)	(3,854,059)	(1,227,961)	(3,436,350)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,149,251	2,085,501	2,837,995	1,932,771	1,672,126	1,397,506
Class R3 (A)	—	10,000	—	10,000	—	10,000
Class R6	616,359	64,716	329,719	60,367	336,550	80,176
	1,765,610	2,160,217	3,167,714	2,003,138	2,008,676	1,487,682
Dividends and/or distributions reinvested:
Class R1	1,624,355	3,552,266	1,190,693	3,819,723	1,204,569	3,376,290
Class R3 (A)	343	—	257	—	284	—
Class R6	13,470	26,756	14,659	34,336	23,108	60,060
	1,638,168	3,579,022	1,205,609	3,854,059	1,227,961	3,436,350
Cost of shares redeemed:
Class R1	(7,336,351)	(8,441,701)	(7,735,426)	(8,422,307)	(6,423,631)	(6,224,577)
Class R6	(291,968)	(111,785)	(30,956)	(60,521)	(129,359)	(205,720)
	(7,628,319)	(8,553,486)	(7,766,382)	(8,482,828)	(6,552,990)	(6,430,297)
Net increase (decrease) in net assets resulting from capital share transactions	(4,224,541)	(2,814,247)	(3,393,059)	(2,625,631)	(3,316,353)	(1,506,265)
Net increase (decrease) in net assets	(2,895,433)	(149,079)	(1,805,194)	(99,363)	(2,003,374)	726,433

Net assets:
Beginning of year	57,805,246	57,954,325	58,210,497	58,309,860	52,589,382	51,862,949
End of year	$54,909,813	$57,805,246	$56,405,303	$58,210,497	$50,586,008	$52,589,382

Capital share transactions - shares:
Shares issued:
Class R1	106,662	193,234	246,139	176,844	149,286	125,791
Class R3 (A)	—	941	—	929	—	916
Class R6	57,011	5,990	29,556	5,460	30,463	7,229
	163,673	200,165	275,695	183,233	179,749	133,936
Shares reinvested:
Class R1	141,865	363,589	101,508	388,974	101,139	341,384
Class R3 (A)	30	—	21	—	24	—
Class R6	1,169	2,722	1,242	3,475	1,921	6,018
	143,064	366,311	102,771	392,449	103,084	347,402
Shares redeemed:
Class R1	(654,323)	(781,506)	(687,311)	(767,223)	(565,501)	(560,474)
Class R6	(27,322)	(10,361)	(2,801)	(5,439)	(10,912)	(18,641)
	(681,645)	(791,867)	(690,112)	(772,662)	(576,413)	(579,115)
Net increase (decrease) in shares outstanding:
Class R1	(405,796)	(224,683)	(339,664)	(201,405)	(315,076)	(93,299)
Class R3 (A)	30	941	21	929	24	916
Class R6	30,858	(1,649)	27,997	3,496	21,472	(5,394)
	(374,908)	(225,391)	(311,646)	(196,980)	(293,580)	(97,777)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2045		Transamerica ClearTrack® 2050		Transamerica ClearTrack® 2055
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$365,379	$437,769	$298,919	$351,127	$9,747	$9,082
Net realized gain (loss)	785,117	387,759	293,003	193,006	8,698	6,906
Net change in unrealized appreciation (depreciation)	451,818	3,071,322	708,701	2,507,848	17,332	52,965
Net increase (decrease) in net assets resulting from operations	1,602,314	3,896,850	1,300,623	3,051,981	35,777	68,953

Dividends and/or distributions to shareholders:
Class R1	(808,476)	(2,183,104)	(531,050)	(1,482,412)	(7,111)	(9,982)
Class R3 (A)	(292)	—	(248)	—	(290)	—
Class R6	(12,552)	(33,787)	(11,140)	(44,238)	(9,886)	(12,082)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(821,320)	(2,216,891)	(542,438)	(1,526,650)	(17,287)	(22,064)

Capital share transactions:
Proceeds from shares sold:
Class R1	726,493	965,089	2,417,888	1,083,633	—	—
Class R3 (A)	—	10,000	—	10,000	—	10,000
Class R6	94,623	27,031	208,664	82,496	39,141	23,705
	821,116	1,002,120	2,626,552	1,176,129	39,141	33,705
Dividends and/or distributions reinvested:
Class R1	808,476	2,183,104	531,050	1,482,412	7,111	9,982
Class R3 (A)	292	—	248	—	290	—
Class R6	12,552	33,787	11,140	44,238	9,886	12,082
	821,320	2,216,891	542,438	1,526,650	17,287	22,064
Cost of shares redeemed:
Class R1	(4,691,419)	(4,668,479)	(3,880,816)	(3,481,789)	—	—
Class R6	(6,688)	(168,829)	(2,159)	(424,285)	(2,158)	(5,970)
	(4,698,107)	(4,837,308)	(3,882,975)	(3,906,074)	(2,158)	(5,970)
Net increase (decrease) in net assets resulting from capital share transactions	(3,055,671)	(1,618,297)	(713,985)	(1,203,295)	54,270	49,799
Net increase (decrease) in net assets	(2,274,677)	61,662	44,200	322,036	72,760	96,688

Net assets:
Beginning of year	34,706,117	34,644,455	27,299,925	26,977,889	629,134	532,446
End of year	$32,431,440	$34,706,117	$27,344,125	$27,299,925	$701,894	$629,134

Capital share transactions - shares:
Shares issued:
Class R1	60,371	85,699	201,100	94,906	—	—
Class R3 (A)	—	894	—	883	—	951
Class R6	8,363	2,396	18,084	7,268	3,617	2,242
	68,734	88,989	219,184	103,057	3,617	3,193
Shares reinvested:
Class R1	65,944	218,092	42,518	146,339	615	1,066
Class R3 (A)	24	—	20	—	26	—
Class R6	1,017	3,355	886	4,341	855	1,289
	66,985	221,447	43,424	150,680	1,496	2,355
Shares redeemed:
Class R1	(396,833)	(414,793)	(323,079)	(302,748)	—	—
Class R6	(617)	(14,826)	(173)	(36,898)	(198)	(567)
	(397,450)	(429,619)	(323,252)	(339,646)	(198)	(567)
Net increase (decrease) in shares outstanding:
Class R1	(270,518)	(111,002)	(79,461)	(61,503)	615	1,066
Class R3 (A)	24	894	20	883	26	951
Class R6	8,763	(9,075)	18,797	(25,289)	4,274	2,964
	(261,731)	(119,183)	(60,644)	(85,909)	4,915	4,981

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica ClearTrack® 2060		Transamerica ClearTrack® Retirement Income
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
From operations:
Net investment income (loss)	$9,388	$8,956	$810,403	$1,096,126
Net realized gain (loss)	8,921	7,218	783,267	355,920
Net change in unrealized appreciation (depreciation)	14,833	52,602	1,677,656	5,456,349
Net increase (decrease) in net assets resulting from operations	33,142	68,776	3,271,326	6,908,395

Dividends and/or distributions to shareholders:
Class R1	(7,309)	(10,048)	(1,451,761)	(5,016,283)
Class R3 (A)	(297)	—	(284)	—
Class R6	(9,635)	(12,018)	(15,033)	(33,470)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,241)	(22,066)	(1,467,078)	(5,049,753)

Capital share transactions:
Proceeds from shares sold:
Class R1	—	—	569,987	1,166,705
Class R3 (A)	—	10,000	—	10,000
Class R6	18,053	18,664	159,704	46,391
	18,053	28,664	729,691	1,223,096
Dividends and/or distributions reinvested:
Class R1	7,309	10,048	1,451,761	5,016,283
Class R3 (A)	297	—	284	—
Class R6	9,635	12,018	15,033	33,470
	17,241	22,066	1,467,078	5,049,753
Cost of shares redeemed:
Class R1	—	—	(10,253,536)	(15,592,052)
Class R6	(135)	(9,912)	(11,729)	(11,473)
	(135)	(9,912)	(10,265,265)	(15,603,525)
Net increase (decrease) in net assets resulting from capital share transactions	35,159	40,818	(8,068,496)	(9,330,676)
Net increase (decrease) in net assets	51,060	87,528	(6,264,248)	(7,472,034)

Net assets:
Beginning of year	615,541	528,013	65,446,142	72,918,176
End of year	$666,601	$615,541	$59,181,894	$65,446,142

Capital share transactions - shares:
Shares issued:
Class R1	—	—	53,744	114,042
Class R3 (A)	—	951	—	1,017
Class R6	1,618	1,845	15,220	4,542
	1,618	2,796	68,964	119,601
Shares reinvested:
Class R1	633	1,073	138,659	538,228
Class R3 (A)	26	—	27	—
Class R6	834	1,284	1,428	3,572
	1,493	2,357	140,114	541,800
Shares redeemed:
Class R1	—	—	(991,463)	(1,554,507)
Class R6	(12)	(946)	(1,085)	(1,127)
	(12)	(946)	(992,548)	(1,555,634)
Net increase (decrease) in shares outstanding:
Class R1	633	1,073	(799,060)	(902,237)
Class R3 (A)	26	951	27	1,017
Class R6	2,440	2,183	15,563	6,987
	3,099	4,207	(783,470)	(894,233)

(A)	Class R3 commenced operations on March 1, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.67	$10.24	$10.66	$9.85	$9.76

Investment operations:
Net investment income (loss) (A)	0.13	0.16	0.15	0.13	0.11	(B)
Net realized and unrealized gain (loss)	0.48	0.81	(0.33)	0.82	0.03
Total investment operations	0.61	0.97	(0.18)	0.95	0.14

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.17)	(0.14)	(0.12)	(0.05)
Net realized gains	(0.18)	(0.37)	(0.10)	(0.02)	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.34)	(0.54)	(0.24)	(0.14)	(0.05)

Net asset value, end of year	$10.94	$10.67	$10.24	$10.66	$9.85
Total return	5.89%	10.23%	(1.76)%	9.72%	1.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$33,907	$37,914	$41,573	$52,926	$44,735
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.26%	1.26%	1.19%	1.17%	1.22%
Including waiver and/or reimbursement and recapture (E)	1.14%	1.12%	1.12%	1.11%	1.08	%(B)
Net investment income (loss) to average net assets	1.20%	1.53%	1.42%	1.28%	1.18	%(B)
Portfolio turnover rate	12%	42%	23%	9%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2015
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.68	$9.99

Investment operations:
Net investment income (loss) (B)	0.15	0.11
Net realized and unrealized gain (loss)	0.48	0.58
Total investment operations	0.63	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	—
Net realized gains	(0.18)	—
Total dividends and/or distributions to shareholders	(0.38)	—

Net asset value, end of period/year	$10.93	$10.68
Total return	6.08%	6.91	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.01%	1.01	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89%	0.87	%(E)
Net investment income (loss) to average net assets	1.43%	1.54	%(E)
Portfolio turnover rate	12%	42%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2015
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.77	$10.34	$10.77	$9.93	$9.80

Investment operations:
Net investment income (loss) (A)	0.19	0.23	0.22	0.20	0.18	(B)
Net realized and unrealized gain (loss)	0.50	0.82	(0.33)	0.83	0.02
Total investment operations	0.69	1.05	(0.11)	1.03	0.20

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.25)	(0.22)	(0.17)	(0.07)
Net realized gains	(0.18)	(0.37)	(0.10)	(0.02)	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.42)	(0.62)	(0.32)	(0.19)	(0.07)

Net asset value, end of year	$11.04	$10.77	$10.34	$10.77	$9.93
Total return	6.55%	11.00%	(1.16)%	10.50%	2.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$599	$380	$421	$415	$317
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.54%	0.52%	0.57%
Including waiver and/or reimbursement and recapture (E)	0.49%	0.47%	0.47%	0.46%	0.43	%(B)
Net investment income (loss) to average net assets	1.75%	2.21%	2.06%	1.91%	1.87	%(B)
Portfolio turnover rate	12%	42%	23%	9%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.65	$10.38	$10.73	$9.81	$9.75

Investment operations:
Net investment income (loss) (A)	0.04	0.15	0.15	0.12	0.12	(B)
Net realized and unrealized gain (loss)	(1.16)	0.79	(0.31)	0.92	(0.01	)(C)
Total investment operations	(1.12)	0.94	(0.16)	1.04	0.11

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.13)	(0.11)	(0.05)
Net realized gains	(0.31)	(0.51)	(0.06)	(0.01)	(0.00	)(D)
Total dividends and/or distributions to shareholders	(0.48)	(0.67)	(0.19)	(0.12)	(0.05)

Net asset value, end of year	$9.05	$10.65	$10.38	$10.73	$9.81
Total return	(11.16)%	9.99%	(1.55)%	10.79%	1.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,467	$51,652	$59,914	$76,819	$56,817
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.25%	1.20%	1.15%	1.14%	1.20%
Including waiver and/or reimbursement and recapture (F)	1.14%	1.12%	1.12%	1.11%	1.08	%(B)
Net investment income (loss) to average net assets	0.44%	1.46%	1.38%	1.21%	1.19	%(B)
Portfolio turnover rate	137%	50%	25%	5%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2020
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.65	$9.97

Investment operations:
Net investment income (loss) (B)	0.06	0.10
Net realized and unrealized gain (loss)	(1.15)	0.58
Total investment operations	(1.09)	0.68

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	—
Net realized gains	(0.31)	—
Total dividends and/or distributions to shareholders	(0.52)	—

Net asset value, end of period/ year	$9.04	$10.65
Total return	(10.91)%	6.82	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.99%	0.95	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89%	0.87	%(E)
Net investment income (loss) to average net assets	0.64%	1.52	%(E)
Portfolio turnover rate	137%	50%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2020
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.76	$10.49	$10.85	$9.89	$9.79

Investment operations:
Net investment income (loss) (A)	0.09	0.22	0.22	0.19	0.18	(B)
Net realized and unrealized gain (loss)	(1.16)	0.80	(0.32)	0.94	(0.01	)(C)
Total investment operations	(1.07)	1.02	(0.10)	1.13	0.17

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.20)	(0.16)	(0.07)
Net realized gains	(0.31)	(0.51)	(0.06)	(0.01)	(0.00	)(D)
Total dividends and/or distributions to shareholders	(0.55)	(0.75)	(0.26)	(0.17)	(0.07)

Net asset value, end of year	$9.14	$10.76	$10.49	$10.85	$9.89
Total return	(10.60)%	10.77%	(1.00)%	11.62%	1.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$495	$447	$669	$673	$517
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.60%	0.55%	0.50%	0.49%	0.55%
Including waiver and/or reimbursement and recapture (F)	0.49%	0.47%	0.47%	0.46%	0.43	%(B)
Net investment income (loss) to average net assets	0.95%	2.17%	2.01%	1.85%	1.90	%(B)
Portfolio turnover rate	137%	50%	25%	5%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$11.11	$10.70	$11.06	$9.98		$9.77

Investment operations:
Net investment income (loss) (A)	0.04	0.15	0.14	0.12		0.12	(B)
Net realized and unrealized gain (loss)	(1.30)	0.94	(0.32)	1.07		0.14
Total investment operations	(1.26)	1.09	(0.18)	1.19		0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.12)	(0.11)		(0.05)
Net realized gains	(0.14)	(0.52)	(0.06)	(0.00	)(C)	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.30)	(0.68)	(0.18)	(0.11)		(0.05)

Net asset value, end of year	$9.55	$11.11	$10.70	$11.06		$9.98
Total return	(11.77)%	11.23%	(1.65)%	12.06%		2.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$55,999	$74,011	$73,294	$90,501		$63,893
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.17%	1.17%	1.14%	1.13%		1.19%
Including waiver and/or reimbursement and recapture (E)	1.14%	1.14%	1.13%	1.12%		1.09	%(B)
Net investment income (loss) to average net assets	0.39%	1.43%	1.30%	1.15%		1.22	%(B)
Portfolio turnover rate	161%	20%	25%	6%		3%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during period and year indicated:	Transamerica ClearTrack® 2025
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.11	$10.40

Investment operations:
Net investment income (loss) (B)	0.06	0.11
Net realized and unrealized gain (loss)	(1.29)	0.60
Total investment operations	(1.23)	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	—
Net realized gains	(0.14)	—
Total dividends and/or distributions to shareholders	(0.34)	—

Net asset value, end of period/year	$9.54	$11.11
Total return	(11.58)%	6.83	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$9	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.92%	0.91	%(E)
Including waiver and/or reimbursement and recapture (F)	0.89%	0.89	%(E)
Net investment income (loss) to average net assets	0.60%	1.52	%(E)
Portfolio turnover rate	161%	20%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2025
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017		October 31, 2016
Net asset value, beginning of year	$11.23	$10.83	$11.19	$10.07		$9.81

Investment operations:
Net investment income (loss) (A)	0.08	0.22	0.22	0.18		0.19	(B)
Net realized and unrealized gain (loss)	(1.29)	0.94	(0.32)	1.09		0.14
Total investment operations	(1.21)	1.16	(0.10)	1.27		0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.15)		(0.07)
Net realized gains	(0.14)	(0.52)	(0.06)	(0.00	)(C)	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.37)	(0.76)	(0.26)	(0.15)		(0.07)

Net asset value, end of year	$9.65	$11.23	$10.83	$11.19		$10.07
Total return	(11.26)%	11.89%	(1.00)%	12.83%		3.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,588	$1,292	$1,370	$1,378		$570
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.49%	0.48%		0.54%
Including waiver and/or reimbursement and recapture (E)	0.49%	0.49%	0.48%	0.47%		0.44	%(B)
Net investment income (loss) to average net assets	0.81%	2.10%	1.93%	1.69%		1.93	%(B)
Portfolio turnover rate	161%	20%	25%	6%		3%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.36	$10.91	$11.27	$10.04	$9.82

Investment operations:
Net investment income (loss) (A)	0.13	0.15	0.15	0.12	0.11	(B)
Net realized and unrealized gain (loss)	0.49	0.98	(0.29)	1.22	0.16
Total investment operations	0.62	1.13	(0.14)	1.34	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.13)	(0.11)	(0.05)
Net realized gains	(0.17)	(0.52)	(0.09)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.33)	(0.68)	(0.22)	(0.11)	(0.05)

Net asset value, end of year	$11.65	$11.36	$10.91	$11.27	$10.04
Total return	5.48%	11.38%	(1.34)%	13.43%	2.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$54,145	$57,414	$57,571	$70,037	$53,935
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.19%	1.20%	1.16%	1.15%	1.21%
Including waiver and/or reimbursement and recapture (E)	1.15%	1.15%	1.13%	1.12%	1.09	%(B)
Net investment income (loss) to average net assets	1.12%	1.38%	1.28%	1.16%	1.14	%(B)
Portfolio turnover rate	15%	16%	26%	9%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2030
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.36	$10.63

Investment operations:
Net investment income (loss) (B)	0.15	0.11
Net realized and unrealized gain (loss)	0.50	0.62
Total investment operations	0.65	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	—
Net realized gains	(0.17)	—
Total dividends and/or distributions to shareholders	(0.37)	—

Net asset value, end of period/year	$11.64	$11.36
Total return	5.74%	6.87	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94%	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.36%	1.50	%(E)
Portfolio turnover rate	15%	16%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2030
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.49	$11.04	$11.40	$10.13	$9.86

Investment operations:
Net investment income (loss) (A)	0.19	0.22	0.22	0.19	0.19	(B)
Net realized and unrealized gain (loss)	0.50	0.99	(0.29)	1.23	0.14
Total investment operations	0.69	1.21	(0.07)	1.42	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.15)	(0.06)
Net realized gains	(0.17)	(0.52)	(0.09)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.40)	(0.76)	(0.29)	(0.15)	(0.06)

Net asset value, end of year	$11.78	$11.49	$11.04	$11.40	$10.13
Total return	6.09%	12.13%	(0.69)%	14.20%	3.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$754	$380	$383	$353	$307
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.55%	0.51%	0.50%	0.57%
Including waiver and/or reimbursement and recapture (E)	0.50%	0.50%	0.48%	0.47%	0.44	%(B)
Net investment income (loss) to average net assets	1.62%	2.02%	1.92%	1.81%	1.90	%(B)
Portfolio turnover rate	15%	16%	26%	9%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.51	$11.09	$11.47	$10.01	$9.81

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.15	0.14	0.13	(B)
Net realized and unrealized gain (loss)	0.48	1.03	(0.33)	1.44	0.13
Total investment operations	0.61	1.17	(0.18)	1.58	0.26

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.13)	(0.12)	(0.06)
Net realized gains	(0.09)	(0.58)	(0.07)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.24)	(0.75)	(0.20)	(0.12)	(0.06)

Net asset value, end of year	$11.88	$11.51	$11.09	$11.47	$10.01
Total return	5.31%	11.65%	(1.62)%	15.97%	2.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$55,525	$57,683	$57,851	$70,958	$50,718
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.19%	1.20%	1.16%	1.15%	1.22%
Including waiver and/or reimbursement and recapture (E)	1.15%	1.15%	1.13%	1.12%	1.09	%(B)
Net investment income (loss) to average net assets	1.09%	1.32%	1.27%	1.28%	1.34	%(B)
Portfolio turnover rate	13%	12%	24%	8%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2035
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.50	$10.77

Investment operations:
Net investment income (loss) (B)	0.15	0.11
Net realized and unrealized gain (loss)	0.49	0.62
Total investment operations	0.64	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	—
Net realized gains	(0.09)	—
Total dividends and/or distributions to shareholders	(0.28)	—

Net asset value, end of period/year	$11.86	$11.50
Total return	5.57%	6.78	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.94%	0.94	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.33%	1.47	%(E)
Portfolio turnover rate	13%	12%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2035
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.63	$11.23	$11.59	$10.10	$9.85

Investment operations:
Net investment income (loss) (A)	0.19	0.22	0.22	0.20	0.20	(B)
Net realized and unrealized gain (loss)	0.52	1.01	(0.30)	1.46	0.12
Total investment operations	0.71	1.23	(0.08)	1.66	0.32

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.21)	(0.17)	(0.07)
Net realized gains	(0.09)	(0.58)	(0.07)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.32)	(0.83)	(0.28)	(0.17)	(0.07)

Net asset value, end of year	$12.02	$11.63	$11.23	$11.59	$10.10
Total return	6.10%	12.22%	(0.81)%	16.61%	3.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$869	$516	$459	$525	$370
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.55%	0.51%	0.50%	0.57%
Including waiver and/or reimbursement and recapture (E)	0.50%	0.50%	0.48%	0.47%	0.44	%(B)
Net investment income (loss) to average net assets	1.67%	1.97%	1.87%	1.88%	2.01	%(B)
Portfolio turnover rate	13%	12%	24%	8%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.66	$11.26	$11.58	$9.93	$9.79

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.14	0.14	0.14	(B)
Net realized and unrealized gain (loss)	0.48	1.02	(0.27)	1.63	0.06
Total investment operations	0.61	1.16	(0.13)	1.77	0.20

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.14)	(0.12)	(0.06)
Net realized gains	(0.12)	(0.60)	(0.05)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.27)	(0.76)	(0.19)	(0.12)	(0.06)

Net asset value, end of year	$12.00	$11.66	$11.26	$11.58	$9.93
Total return	5.27%	11.54%	(1.17)%	18.05%	2.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$49,510	$51,798	$51,048	$60,367	$39,903
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.20%	1.22%	1.17%	1.17%	1.26%
Including waiver and/or reimbursement and recapture (E)	1.15%	1.15%	1.13%	1.12%	1.09	%(B)
Net investment income (loss) to average net assets	1.10%	1.29%	1.20%	1.33%	1.40	%(B)
Portfolio turnover rate	12%	15%	20%	6%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2040
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.65	$10.92

Investment operations:
Net investment income (loss) (B)	0.16	0.11
Net realized and unrealized gain (loss)	0.48	0.62
Total investment operations	0.64	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	—
Net realized gains	(0.12)	—
Total dividends and/or distributions to shareholders	(0.31)	—

Net asset value, end of period/year	$11.98	$11.65
Total return	5.52%	6.68	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.95%	0.96	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.34%	1.47	%(E)
Portfolio turnover rate	12%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2040
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.84	$11.43	$11.76	$10.05	$9.86

Investment operations:
Net investment income (loss) (A)	0.20	0.22	0.22	0.21	0.20	(B)
Net realized and unrealized gain (loss)	0.50	1.03	(0.29)	1.67	0.07
Total investment operations	0.70	1.25	(0.07)	1.88	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.21)	(0.17)	(0.08)
Net realized gains	(0.12)	(0.60)	(0.05)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.35)	(0.84)	(0.26)	(0.17)	(0.08)

Net asset value, end of year	$12.19	$11.84	$11.43	$11.76	$10.05
Total return	5.93%	12.36%	(0.62)%	18.95%	2.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,065	$780	$815	$738	$428
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.57%	0.52%	0.52%	0.61%
Including waiver and/or reimbursement and recapture (E)	0.50%	0.50%	0.48%	0.47%	0.44	%(B)
Net investment income (loss) to average net assets	1.69%	1.94%	1.84%	1.88%	2.05	%(B)
Portfolio turnover rate	12%	15%	20%	6%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$11.94	$11.45	$11.76	$9.94	$9.78

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.13	0.14	0.12	(B)
Net realized and unrealized gain (loss)	0.49	1.09	(0.24)	1.80	0.10
Total investment operations	0.62	1.23	(0.11)	1.94	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.13)	(0.12)	(0.06)
Net realized gains	(0.14)	(0.58)	(0.07)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.29)	(0.74)	(0.20)	(0.12)	(0.06)

Net asset value, end of year	$12.27	$11.94	$11.45	$11.76	$9.94
Total return	5.15%	11.97%	(0.97)%	19.67%	2.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$31,883	$34,278	$34,139	$38,516	$27,305
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.28%	1.29%	1.22%	1.22%	1.32%
Including waiver and/or reimbursement and recapture (E)	1.15%	1.15%	1.14%	1.13%	1.10	%(B)
Net investment income (loss) to average net assets	1.09%	1.26%	1.12%	1.25%	1.24	%(B)
Portfolio turnover rate	9%	15%	15%	6%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2045
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.93	$11.18

Investment operations:
Net investment income (loss) (B)	0.16	0.11
Net realized and unrealized gain (loss)	0.48	0.64
Total investment operations	0.64	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	—
Net realized gains	(0.14)	—
Total dividends and/or distributions to shareholders	(0.33)	—

Net asset value, end of period/year	$12.24	$11.93
Total return	5.34%	6.71	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.03%	1.03%
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.33%	1.48	%(E)
Portfolio turnover rate	9%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2045
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.08	$11.59	$11.90	$10.03	$9.82

Investment operations:
Net investment income (loss) (A)	0.21	0.22	0.21	0.21	0.18	(B)
Net realized and unrealized gain (loss)	0.49	1.09	(0.25)	1.82	0.11
Total investment operations	0.70	1.31	(0.04)	2.03	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.20)	(0.16)	(0.08)
Net realized gains	(0.14)	(0.58)	(0.07)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.37)	(0.82)	(0.27)	(0.16)	(0.08)

Net asset value, end of year	$12.41	$12.08	$11.59	$11.90	$10.03
Total return	5.76%	12.70%	(0.35)%	20.53%	2.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$537	$417	$505	$585	$426
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.63%	0.64%	0.57%	0.57%	0.67%
Including waiver and/or reimbursement and recapture (E)	0.50%	0.50%	0.49%	0.48%	0.45	%(B)
Net investment income (loss) to average net assets	1.71%	1.90%	1.70%	1.87%	1.88	%(B)
Portfolio turnover rate	9%	15%	15%	6%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.10	$11.52	$11.79	$9.93	$9.77

Investment operations:
Net investment income (loss) (A)	0.13	0.15	0.13	0.13	0.11	(B)
Net realized and unrealized gain (loss)	0.46	1.09	(0.24)	1.84	0.11
Total investment operations	0.59	1.24	(0.11)	1.97	0.22

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.12)	(0.11)	(0.06)
Net realized gains	(0.09)	(0.50)	(0.04)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.24)	(0.66)	(0.16)	(0.11)	(0.06)

Net asset value, end of year	$12.45	$12.10	$11.52	$11.79	$9.93
Total return	4.87%	11.87%	(1.04)%	20.00%	2.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,659	$26,865	$26,279	$29,329	$19,435
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.32%	1.36%	1.26%	1.28%	1.47%
Including waiver and/or reimbursement and recapture (E)	1.16%	1.15%	1.14%	1.13%	1.10	%(B)
Net investment income (loss) to average net assets	1.09%	1.29%	1.09%	1.17%	1.16	%(B)
Portfolio turnover rate	6%	13%	13%	3%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2050
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$12.08	$11.33

Investment operations:
Net investment income (loss) (B)	0.16	0.12
Net realized and unrealized gain (loss)	0.46	0.63
Total investment operations	0.62	0.75

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	—
Net realized gains	(0.09)	—
Total dividends and/or distributions to shareholders	(0.28)	—

Net asset value, end of period/year	$12.42	$12.08
Total return	5.14%	6.62	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.07%	1.10	%(E)
Including waiver and/or reimbursement and recapture (F)	0.91%	0.90	%(E)
Net investment income (loss) to average net assets	1.34%	1.50	%(E)
Portfolio turnover rate	6%	13%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the years indicated:	Transamerica ClearTrack® 2050
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$12.24	$11.66	$11.92	$10.02	$9.81

Investment operations:
Net investment income (loss) (A)	0.21	0.23	0.21	0.20	0.18	(B)
Net realized and unrealized gain (loss)	0.48	1.10	(0.24)	1.85	0.11
Total investment operations	0.69	1.33	(0.03)	2.05	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)	(0.19)	(0.15)	(0.08)
Net realized gains	(0.09)	(0.50)	(0.04)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.32)	(0.75)	(0.23)	(0.15)	(0.08)

Net asset value, end of year	$12.61	$12.24	$11.66	$11.92	$10.02
Total return	5.63%	12.62%	(0.34)%	20.72%	2.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$674	$424	$699	$627	$476
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.67%	0.71%	0.62%	0.63%	0.83%
Including waiver and/or reimbursement and recapture (E)	0.51%	0.50%	0.49%	0.48%	0.45	%(B)
Net investment income (loss) to average net assets	1.69%	1.98%	1.75%	1.82%	1.87	%(B)
Portfolio turnover rate	6%	13%	13%	3%	0	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.
(F)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.24	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	0.43	1.07	(0.21)	0.59
Total investment operations	0.56	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.07)	—
Net realized gains	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.40)	(0.08)	—

Net asset value, end of period/year	$11.52	$11.24	$10.44	$10.61
Total return	4.89%	12.22%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$309	$295	$262	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	11.19%	14.43%	11.72%	40.02	%(E)
Including waiver and/or reimbursement and recapture (F)	1.15%	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	1.14%	1.25%	1.10%	0.54	%(E)
Portfolio turnover rate	12%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2055
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.16	0.11
Net realized and unrealized gain (loss)	0.42	0.60
Total investment operations	0.58	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	—
Net realized gains	(0.14)	—
Total dividends and/or distributions to shareholders	(0.31)	—

Net asset value, end of period/year	$11.49	$11.22
Total return	5.12%	6.76	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	10.94%	14.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.39%	1.49	%(E)
Portfolio turnover rate	12%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2055
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.29	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	0.44	1.06	(0.22)	0.60
Total investment operations	0.64	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.10)	—
Net realized gains	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.47)	(0.11)	—

Net asset value, end of period/year	$11.58	$11.29	$10.50	$10.64
Total return	5.60%	12.89%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$382	$323	$270	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	10.54%	13.78%	11.07%	39.37	%(E)
Including waiver and/or reimbursement and recapture (F)	0.50%	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.78%	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	12%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.24	$10.44	$10.61	$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.13	0.12	0.02
Net realized and unrealized gain (loss)	0.42	1.07	(0.21)	0.59
Total investment operations	0.55	1.20	(0.09)	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.07)	—
Net realized gains	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.28)	(0.40)	(0.08)	—

Net asset value, end of period/year	$11.51	$11.24	$10.44	$10.61
Total return	4.87%	12.25%	(0.96)%	6.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$309	$295	$263	$265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	11.56%	14.59%	11.74%	39.93	%(E)
Including waiver and/or reimbursement and recapture (F)	1.15%	1.15%	1.13%	1.06	%(E)
Net investment income (loss) to average net assets	1.15%	1.24%	1.10%	0.54	%(E)
Portfolio turnover rate	10%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® 2060
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.16	0.11
Net realized and unrealized gain (loss)	0.42	0.60
Total investment operations	0.58	0.71

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	—
Net realized gains	(0.14)	—
Total dividends and/or distributions to shareholders	(0.31)	—

Net asset value, end of period/year	$11.49	$11.22
Total return	5.19%	6.76	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	11.31%	14.33	%(E)
Including waiver and/or reimbursement and recapture (F)	0.90%	0.90	%(E)
Net investment income (loss) to average net assets	1.40%	1.49	%(E)
Portfolio turnover rate	10%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and years indicated:	Transamerica ClearTrack® 2060
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017 (A)
Net asset value, beginning of period/year	$11.29	$10.50	$10.64	$10.00

Investment operations:
Net investment income (loss) (B)	0.20	0.20	0.19	0.04
Net realized and unrealized gain (loss)	0.43	1.06	(0.22)	0.60
Total investment operations	0.63	1.26	(0.03)	0.64

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.10)	—
Net realized gains	(0.14)	(0.26)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.47)	(0.11)	—

Net asset value, end of period/year	$11.57	$11.29	$10.50	$10.64
Total return	5.57%	12.92%	(0.37)%	6.40	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$347	$310	$265	$266
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	10.91%	13.94%	11.09%	39.28	%(E)
Including waiver and/or reimbursement and recapture (F)	0.50%	0.50%	0.48%	0.41	%(E)
Net investment income (loss) to average net assets	1.80%	1.89%	1.75%	1.19	%(E)
Portfolio turnover rate	10%	25%	35%	2	%(C)

(A)	Commenced operations on July 7, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R1
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.50	$10.23	$10.63	$10.11	$9.83

Investment operations:
Net investment income (loss) (A)	0.14	0.16	0.16	0.14	0.13	(B)
Net realized and unrealized gain (loss)	0.46	0.85	(0.35)	0.50	0.20
Total investment operations	0.60	1.01	(0.19)	0.64	0.33

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.18)	(0.16)	(0.12)	(0.05)
Net realized gains	(0.06)	(0.56)	(0.05)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.24)	(0.74)	(0.21)	(0.12)	(0.05)

Net asset value, end of year	$10.86	$10.50	$10.23	$10.63	$10.11
Total return	5.81%	10.76%	(1.86)%	6.41%	3.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,473	$64,925	$72,493	$98,838	$72,075
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.18%	1.18%	1.13%	1.12%	1.18%
Including waiver and/or reimbursement and recapture (E)	1.13%	1.12%	1.11%	1.09%	1.07	%(B)
Net investment income (loss) to average net assets	1.31%	1.61%	1.54%	1.40%	1.30	%(B)
Portfolio turnover rate	11%	19%	24%	7%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

For a share outstanding during the period and year indicated:	Transamerica ClearTrack® Retirement Income
	Class R3
	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.52	$9.83

Investment operations:
Net investment income (loss) (B)	0.16	0.10
Net realized and unrealized gain (loss)	0.47	0.59
Total investment operations	0.63	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	—
Net realized gains	(0.06)	—
Total dividends and/or distributions to shareholders	(0.28)	—

Net asset value, end of period/year	$10.87	$10.52
Total return	6.09%	7.02	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$11	$11
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.93%	0.93	%(E)
Including waiver and/or reimbursement and recapture (F)	0.88%	0.87	%(E)
Net investment income (loss) to average net assets	1.53%	1.50	%(E)
Portfolio turnover rate	11%	19%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Annualized.
(F)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica ClearTrack® Retirement Income
	Class R6
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Net asset value, beginning of year	$10.62	$10.35	$10.75	$10.20	$9.87

Investment operations:
Net investment income (loss) (A)	0.20	0.23	0.23	0.21	0.21	(B)
Net realized and unrealized gain (loss)	0.47	0.86	(0.35)	0.50	0.18
Total investment operations	0.67	1.09	(0.12)	0.71	0.39

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.26)	(0.23)	(0.16)	(0.06)
Net realized gains	(0.06)	(0.56)	(0.05)	—	(0.00	)(C)
Total dividends and/or distributions to shareholders	(0.31)	(0.82)	(0.28)	(0.16)	(0.06)

Net asset value, end of year	$10.98	$10.62	$10.35	$10.75	$10.20
Total return	6.47%	11.53%	(1.19)%	7.12%	4.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$698	$510	$425	$409	$257
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.48%	0.47%	0.53%
Including waiver and/or reimbursement and recapture (E)	0.48%	0.47%	0.46%	0.44%	0.42	%(B)
Net investment income (loss) to average net assets	1.89%	2.22%	2.15%	1.98%	2.08	%(B)
Portfolio turnover rate	11%	19%	24%	7%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the Underlying ETFs in which the Fund invests.
(E)	Due to TAM waiving the Underlying ETF fees, waiver and/or reimbursements may be applied under the total operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS

At October 31, 2020

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund	Class
Transamerica ClearTrack® 2015 (“ClearTrack® 2015”)	R1,R3,R6
Transamerica ClearTrack® 2020 (“ClearTrack® 2020”)	R1,R3,R6
Transamerica ClearTrack® 2025 (“ClearTrack® 2025”)	R1,R3,R6
Transamerica ClearTrack® 2030 (“ClearTrack® 2030”)	R1,R3,R6
Transamerica ClearTrack® 2035 (“ClearTrack® 2035”)	R1,R3,R6
Transamerica ClearTrack® 2040 (“ClearTrack® 2040”)	R1,R3,R6
Transamerica ClearTrack® 2045 (“ClearTrack® 2045”)	R1,R3,R6
Transamerica ClearTrack® 2050 (“ClearTrack® 2050”)	R1,R3,R6
Transamerica ClearTrack® 2055 (“ClearTrack® 2055”)	R1,R3,R6
Transamerica ClearTrack® 2060 (“ClearTrack® 2060”)	R1,R3,R6
Transamerica ClearTrack® Retirement Income (“ClearTrack® Retirement Income”)	R1,R3,R6

As of October 31, 2020, the only investors of the Funds are affiliated and eligible retirement plans as defined in the Funds’ current prospectus.

Each Fund, a “fund of fund”, normally invests during its glide path period the majority of its assets in underlying exchange-traded funds that each are managed to track an index by an unaffiliated investment advisers (hereafter referred to as “Underlying ETFs”). The shareholder reports of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with this report. The Underlying ETFs’ shareholder reports are not covered by this report. ClearTrack® 2020 and ClearTrack® 2025 are each in their Dynamic Rebalancing Period, which is within plus or minus five years of targeted retirement, and are not managed strictly according to the glide path period strategy. Instead, the Fund’s sub-adviser employs the Dynamic Risk Management strategy that attempts to limit downside volatility within the applicable Fund during the Dynamic Rebalancing Period. In response to certain levels of negative Fund performance during the Dynamic Rebalancing Period, the sub-adviser may deviate from the standard target allocation in accordance with the glide path by increasing the Fund’s exposure to short-term defensive instruments (“de-risking”), based on a formula that takes into account the Fund’s current Net Asset Value (“NAV”), macroeconomic conditions and the Fund’s underlying volatility.

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

1. ORGANIZATION (continued)

relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the NAV; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statements of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statements of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions, paid by the Funds, be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2020 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

3. INVESTMENT VALUATION (continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2020, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Funds, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Funds to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2020, the Funds have not utilized the program.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2020.

Repurchase agreements at October 31, 2020, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of October 31, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2020. Funds not listed in the subsequent table did not have secured borrowing transactions.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$2,240,326	$—	$—	$—	$2,240,326
Total Borrowings	$2,240,326	$—	$—	$—	$2,240,326

ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$613,095	$—	$—	$—	$613,095
Total Borrowings	$613,095	$—	$—	$—	$613,095

ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$1,326,949	$—	$—	$—	$1,326,949
Total Borrowings	$1,326,949	$—	$—	$—	$1,326,949

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total

ClearTrack® 2035
Securities Lending Transactions
Exchange-Traded Funds	$1,564,223	$—	$—	$—	$1,564,223
Total Borrowings	$1,564,223	$—	$—	$—	$1,564,223

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$512,315	$—	$—	$—	$512,315
Total Borrowings	$512,315	$—	$—	$—	$512,315

ClearTrack® 2045
Securities Lending Transactions
Exchange-Traded Funds	$463,050	$—	$—	$—	$463,050
Total Borrowings	$463,050	$—	$—	$—	$463,050

ClearTrack® 2050
Securities Lending Transactions
Exchange-Traded Funds	$14,035	$—	$—	$—	$14,035
Total Borrowings	$14,035	$—	$—	$—	$14,035

ClearTrack® 2055
Securities Lending Transactions
Exchange-Traded Funds	$10,830	$—	$—	$—	$10,830
Total Borrowings	$10,830	$—	$—	$—	$10,830

ClearTrack® 2060
Securities Lending Transactions
Exchange-Traded Funds	$10,403	$—	$—	$—	$10,403
Total Borrowings	$10,403	$—	$—	$—	$10,403

5. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectuses for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market prices of a Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Fund fall, the value of your investment will go down. A Fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Fund’s exposure to the risks described in the Fund’s prospectus will likely increase. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

5. RISK FACTORS (continued)

reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds. The Funds do pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statements of Operations.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2.5 billion	0.38%
Over $2.5 billion up to $4 billion	0.37
Over $4 billion	0.36

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through each Fund’s investment in the Underlying ETFs, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2021
Class R3	0.95	March 1, 2021
Class R6	0.55	March 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual waivers in effect, from time to time may waive and/or reimburse expenses of the Funds, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended October 31, 2018, October 31, 2019 and October 31, 2020, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available
Fund	2018	2019	2020	Total
ClearTrack® 2015
Class R1	$34,176	$75,946	$62,130	$172,252
Class R3 (A)	—	2	21	23
Class R6	202	740	966	1,908
ClearTrack® 2020
Class R1	22,133	70,079	74,337	166,549
Class R3 (A)	—	—	16	16
Class R6	158	770	852	1,780
ClearTrack® 2025
Class R1	—	48,635	56,389	105,024
Class R3 (A)	—	—	5	5
Class R6	—	413	1,558	1,971
ClearTrack® 2030
Class R1	16,600	54,646	45,834	117,080
Class R3 (A)	—	—	7	7
Class R6	—	297	569	866
ClearTrack® 2035
Class R1	18,681	54,311	42,699	115,691
Class R3 (A)	—	—	7	7
Class R6	—	447	616	1,063
ClearTrack® 2040
Class R1	23,369	56,202	46,094	125,665
Class R3 (A)	—	—	11	11
Class R6	183	856	955	1,994
ClearTrack® 2045
Class R1	27,332	67,908	56,362	151,602
Class R3 (A)	—	3	20	23
Class R6	418	888	861	2,167
ClearTrack® 2050
Class R1	33,848	73,719	57,945	165,512
Class R3 (A)	—	7	24	31
Class R6	788	1,579	1,266	3,633
ClearTrack® 2055
Class R1	44,707	45,167	34,641	124,515
Class R3 (A)	—	741	1,256	1,997
Class R6	45,066	48,125	40,499	133,690
ClearTrack® 2060
Class R1	44,755	45,761	35,976	126,492
Class R3 (A)	—	743	1,304	2,047
Class R6	45,017	47,523	39,064	131,604

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available
Fund	2018	2019	2020	Total
ClearTrack® Retirement Income
Class R1	$32,850	$61,086	$49,356	$143,292
Class R3 (A)	—	—	9	9
Class R6	42	446	554	1,042

(A)	Class commenced operations on March 1, 2019.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution and service fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2020, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$2,680	$226
ClearTrack® 2020	3,353	248
ClearTrack® 2025	5,030	383
ClearTrack® 2030	4,199	361
ClearTrack® 2035	4,293	373
ClearTrack® 2040	3,814	335
ClearTrack® 2045	2,497	216
ClearTrack® 2050	2,037	182
ClearTrack® 2055	49	5
ClearTrack® 2060	47	5
ClearTrack® Retirement Income	4,607	384

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended October 31, 2020.

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$4,247,913	$9,618,892
ClearTrack® 2020	38,081,350	46,749,702
ClearTrack® 2025	65,767,901	73,831,562
ClearTrack® 2030	8,588,456	13,448,408
ClearTrack® 2035	7,529,911	11,500,202
ClearTrack® 2040	5,977,143	9,904,216
ClearTrack® 2045	2,853,383	6,335,236
ClearTrack® 2050	1,736,089	2,905,064
ClearTrack® 2055	118,394	76,568
ClearTrack® 2060	88,642	65,624
ClearTrack® Retirement Income	6,563,271	15,181,624

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
ClearTrack® 2015	$—	$—
ClearTrack® 2020	(325)	325
ClearTrack® 2025	—	—
ClearTrack® 2030	—	—
ClearTrack® 2035	—	—
ClearTrack® 2040	—	—
ClearTrack® 2045	—	—
ClearTrack® 2050	—	—
ClearTrack® 2055	—	—
ClearTrack® 2060	—	—
ClearTrack® Retirement Income	—	—

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
ClearTrack® 2015	$32,076,421	$4,773,885	$(25,051)	$4,748,834
ClearTrack® 2020	39,016,218	59,233	(280,760)	(221,527)
ClearTrack® 2025	59,231,089	228,275	(528,396)	(300,121)
ClearTrack® 2030	46,711,001	9,702,220	(51,395)	9,650,825
ClearTrack® 2035	46,827,459	11,271,986	(55,557)	11,216,429
ClearTrack® 2040	40,939,855	10,329,105	(56,112)	10,272,993
ClearTrack® 2045	25,651,736	7,356,919	(40,529)	7,316,390
ClearTrack® 2050	21,158,528	6,287,898	(33,637)	6,254,261
ClearTrack® 2055	653,577	81,840	(9,272)	72,568
ClearTrack® 2060	620,926	80,854	(9,807)	71,047
ClearTrack® Retirement Income	53,152,538	6,120,576	(66,793)	6,053,783

As of October 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

Fund	Unlimited
	Short-Term	Long-Term
ClearTrack® 2020	$ 41,258	$ —

During the year ended October 31, 2020, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$576,028	$638,620	$—	$675,211	$1,458,219	$—
ClearTrack® 2020	801,050	1,473,197	—	925,034	2,927,355	—
ClearTrack® 2025	915,042	1,064,169	—	1,115,536	3,561,822	—
ClearTrack® 2030	790,532	847,636	—	850,134	2,728,888	—
ClearTrack® 2035	763,734	441,875	—	875,143	2,978,916	—
ClearTrack® 2040	678,700	549,261	—	735,014	2,701,336	—
ClearTrack® 2045	432,153	389,167	—	480,080	1,736,811	—
ClearTrack® 2050	347,243	195,195	—	380,052	1,146,598	—
ClearTrack® 2055	9,643	7,644	—	22,064	—	—
ClearTrack® 2060	9,418	7,823	—	22,066	—	—
ClearTrack® Retirement Income	1,087,089	379,989	—	1,225,122	3,824,631	—

As of October 31, 2020, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$209,520	$—	$668,472	$—	$—	$—	$4,748,834
ClearTrack® 2020	—	—	—	(41,258)	(97,580)	—	(221,527)
ClearTrack® 2025	—	—	1,031,765	—	—	—	(300,121)
ClearTrack® 2030	309,821	—	1,137,599	—	—	—	9,650,825
ClearTrack® 2035	302,277	—	1,013,180	—	—	—	11,216,429
ClearTrack® 2040	268,689	—	1,133,197	—	—	—	10,272,993

Transamerica Funds	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2045	$171,302	$—	$821,405	$—	$—	$—	$7,316,390
ClearTrack® 2050	141,603	—	293,884	—	—	—	6,254,261
ClearTrack® 2055	5,660	—	10,357	—	—	—	72,568
ClearTrack® 2060	5,395	—	9,694	—	—	—	71,047
ClearTrack® Retirement Income	391,946	—	950,841	—	—	—	6,053,783

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica Funds	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060 and Transamerica ClearTrack Retirement Income and the Board of Trustees of Transamerica Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ClearTrack 2015, Transamerica ClearTrack 2020, Transamerica ClearTrack 2025, Transamerica ClearTrack 2030, Transamerica ClearTrack 2035, Transamerica ClearTrack 2040, Transamerica ClearTrack 2045, Transamerica ClearTrack 2050, Transamerica ClearTrack 2055, Transamerica ClearTrack 2060 and Transamerica ClearTrack Retirement Income (collectively referred to as the “Funds”), (eleven of the funds constituting Transamerica Funds (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each the Funds (eleven of the funds constituting Transamerica Funds) at October 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Transamerica Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Transamerica ClearTrack 2015

Transamerica ClearTrack 2020

Transamerica ClearTrack 2025

Transamerica ClearTrack 2030

Transamerica ClearTrack 2035

Transamerica ClearTrack 2040

Transamerica ClearTrack 2045

Transamerica ClearTrack 2050

Transamerica ClearTrack Retirement Income

	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
Transamerica ClearTrack 2055 Transamerica ClearTrack 2060	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the three years in the period ended October 31, 2020 and the period from July 7, 2017 (commencement of operations) through October 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and others, or by other appropriate auditing procedures where replies from brokers or others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 23, 2020

Transamerica Funds	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the long-term capital gain designations for the year ended October 31, 2020 are as follows:

Fund	Long-Term Capital Gain Designation
ClearTrack® 2015	$638,620
ClearTrack® 2020	1,473,197
ClearTrack® 2025	1,064,169
ClearTrack® 2030	847,636
ClearTrack® 2035	441,875
ClearTrack® 2040	549,261
ClearTrack® 2045	389,167
ClearTrack® 2050	195,195
ClearTrack® 2055	7,644
ClearTrack® 2060	7,823
ClearTrack® Retirement Income	379,989

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2055
Transamerica ClearTrack® 2030	Transamerica ClearTrack® 2060
Transamerica ClearTrack® 2035	Transamerica ClearTrack® Retirement Income
Transamerica ClearTrack® 2040

For each Fund, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify Funds for which the performance, fees, total expenses and/or profitability appeared to be outliers within their respective peer groups or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services for the Funds. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to performance are summarized below. For purposes of its review, the Board used the performance of Class R6 Shares. In describing a Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if a Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering each Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

Transamerica ClearTrack® 2015. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that the Fund’s dynamic rebalancing period ended on December 31, 2019. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2020. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2025. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2030. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path. The Trustees observed that the performance of the Fund had improved since updating the glide path.

Transamerica ClearTrack® 2035. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path. The Trustees observed that the performance of the Fund had improved since updating the glide path.

Transamerica ClearTrack® 2040. The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period. The Trustees noted that on March 1, 2018, the Fund updated its glide path. The Trustees observed that the performance of the Fund had improved since updating the glide path.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2045. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1- and 3-year periods. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2050. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the 3-year period. The Trustees noted that on March 1, 2018, the Fund updated its glide path. The Trustees observed that the performance of the Fund had improved since updating the glide path.

Transamerica ClearTrack® 2055. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-year period. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® 2060. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe and above its benchmark, each for the past 1-year period. The Trustees noted that on March 1, 2018, the Fund updated its glide path.

Transamerica ClearTrack® Retirement Income. The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was above its composite benchmark for the past 1-year period and below for the past 3-year period.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Broadridge comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to management fees and total expense ratios are summarized below. For purposes of its review, the Board used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing a Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if a Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, noting that sub-advisory fees payable to the Sub-Adviser are paid by TAM and not the Funds. The board also considered the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

Transamerica ClearTrack® 2015. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2020. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2025. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2030. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2035. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2040. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2045. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2050. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2055. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2060. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® Retirement Income. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for each Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board recognized that, as a Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered each Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Funds through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the applicable Fund’s management fee schedule. The Board considered that the Funds’ sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Funds. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with the Funds.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2020

TRANSAMERICA CLEARTRACK® 2015, TRANSAMERICA CLEARTRACK® 2020, TRANSAMERICA CLEARTRACK® 2025, TRANSAMERICA CLEARTRACK® 2030, TRANSAMERICA CLEARTRACK® 2035, TRANSAMERICA CLEARTRACK® 2040, TRANSAMERICA CLEARTRACK® 2045, TRANSAMERICA CLEARTRACK® 2050, TRANSAMERICA CLEARTRACK® 2055, TRANSAMERICA CLEARTRACK® 2060 AND TRANSAMERICA CLEARTRACK® RETIREMENT INCOME

APPROVAL OF SUB-ADVISORY AGREEMENTS

(Unaudited)

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired Legg Mason Inc. (“Legg Mason”), the parent company of QS Investors, LLC (“QS Investors”). This transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and QS Investors, resulting in their automatic termination.

In anticipation of the closing of the transaction, the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”), at a meeting held on June 17-18, 2020, considered the continued retention of QS Investors as sub-adviser to Transamerica ClearTrack® 2015, Transamerica ClearTrack® 2020, Transamerica ClearTrack® 2025, Transamerica ClearTrack® 2030, Transamerica ClearTrack® 2035, Transamerica ClearTrack® 2040, Transamerica ClearTrack® 2045, Transamerica ClearTrack® 2050, Transamerica ClearTrack® 2055, Transamerica ClearTrack® 2060 and Transamerica ClearTrack® Retirement Income (each a “Fund” and collectively, the “Funds”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreements between TAM and QS Investors, with respect to the Funds (the “New Sub-Advisory Agreements”), were reasonable, and approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members requested and received from TAM and QS Investors certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)        that QS Investors would remain the sub-adviser to the Funds and that the transaction is not expected to result in any diminution in the nature, extent and quality of services provided to the Funds and the shareholders, including compliance services;

(b)        that Franklin has no current plans to make any changes to the management structure, personnel or processes of QS Investors following the transaction;

(c)        that QS Investors will become part of an organization with greater scale, broader distribution capabilities and new opportunities to grow;

(d)        that QS Investors will continue to have the capabilities, resources and personnel necessary to provide services to the Funds based on an assessment of QS Investors, its investment personnel, and the services QS Investors currently provides to the Funds; and

(e)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to QS Investors.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to QS Investors’ services, fees, profitability and fallout benefits, on their deliberations in connection with the renewal of the existing sub-advisory agreements at the same meeting.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the transaction.

Transamerica Funds	Annual Report 2020

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the Funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 Funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Funds’ Directors and Officers is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Funds’ website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of Funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

121	Director,
Massachusetts
Fidelity Trust
Company
(2014 – present);
Director, Aegon
Global Funds
(2016 – present);
Director –
Akaan-Aegon,
S.A.P.I. de C.V.
(financial
services joint
venture in
Mexico)
(2017 – present)
Director,
Mongeral Aegon
Seguros e
Previdencia S.A.
(2019 – present);
and Director,
Mongeral Aegon
Investimentos

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust

Company (2014 – present); President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

					Ltda. (2018 – present)
Alan F. Warrick (72)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010).	116	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (68)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	116	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (64)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Board Member, TIS (2002 – 2015);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010); Market President, Nations Bank of Sun Coast

Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				116	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
David W. Jennings (74)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); Board Member, TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	116	N/A
Fredric A. Nelson III (63)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	116	N/A

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)

Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009);

Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);

Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).

John E. Pelletier (56)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017); Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				116	N/A
Patricia L. Sawyer (70)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); Board Member, TIS (2007 – 2015); Board	116	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Member, TII (2008 – 2010); Board Member, TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (68)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TIS (2004 – 2015); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	116	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and TST (2007 – present); TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present); Registered Representative (2007 – 2016), TCI; Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (60)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Director (2017 – present), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión, Director (2019 – present); Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); Director, Transamerica Funds Services, Inc. (2019 – present); and Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present), TET (2017 – present);

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Transamerica Funds	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Vice President (2016 – present), Transamerica Capital, Inc.; Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019	Chief Compliance Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Chief Compliance Officer (2019 – present), TAM; General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).
Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019	Anti-Money Laundering Officer, Transamerica Funds, TST, TET and TAAVF (2019 – present); Anti-Money Laundering Officer (2019 – present), TAM; Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present); Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present); Attorney, Anti-Money Laundering Compliance Officer (Annuity products), Transamerica Life Insurance Company/Aegon USA (2006 – 2015).
Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019	Chief Legal Officer and Secretary, Transamerica Funds, TST, TET and TAAVF (2019 – present); Assistant General Counsel II and Assistant Secretary, TAM (2019 – present), Assistant Secretary (2019 – present, TFS; Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).
Timothy Bresnahan (52)	Senior Counsel and Assistant Secretary	Since 2020	Assistant Secretary, TET (2019 – present); Secretary, TET (2019); Senior Counsel, TAM (2008 – present)
Peter Sattelmair (43)	Assistant Treasurer	Since 2018	Assistant Treasurer, Transamerica Funds, TST and TAAVF (2018 – present); Director, Fund Administration, TAM (2014 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2020

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2020

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

270221 10/20

© 2020 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2020	2019
(a)	Audit Fees	$1,346	$1,445
(b)	Audit Related Fees(1)	$11	$48
(c)	Tax Fees(2)	$284	$158
(d)	All Other Fees(3)	$61	$64

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2020 and 2019 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half- year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)

Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 4, 2021

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 4, 2021

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer